                                                Filed Pursuant to Rule 424(b)(5)
                                                      Registration No. 333-48943
PROSPECTUS SUPPLEMENT
(TO PROSPECTUS DATED MAY 11, 1998)

                          $3,067,243,000 (APPROXIMATE)
                  FIRST UNION-LEHMAN BROTHERS-BANK OF AMERICA
                           COMMERCIAL MORTGAGE TRUST
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1998-C2
                FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC.
                                  (DEPOSITOR)
    The Series 1998-C2 Commercial Mortgage Pass-Through Certificates (the "Certificates") will consist of eighteen classes (each, a "Class") of Certificates, including the seven Classes of Certificates offered hereby (collectively, the "Offered Certificates"). The Certificates, in the aggregate, will represent the entire undivided beneficial ownership interest in a trust fund (the "Trust Fund") to be established by First Union Commercial Mortgage Securities, Inc. (the "Depositor"), that is expected to consist primarily of a segregated pool (the "Mortgage Pool") of 664 conventional, fixed rate mortgage loans (the "Mortgage Loans") secured by first liens on commercial and multifamily properties (each, a "Mortgaged Property"). As of May 1, 1998 (the "Cut-off Date"), the Mortgage Loans had an aggregate principal balance (the "Initial Pool Balance") of approximately $3,408,048,239, after application of all payments of principal due on or before such date, whether or not received. First Union National Bank (in such capacity, the "Master Servicer")
                                                        (CONTINUED ON NEXT PAGE)

PROSPECTIVE INVESTORS SHOULD CONSIDER THE INFORMATION SET FORTH UNDER "RISK FACTORS" BEGINNING ON PAGE S-29 OF THIS PROSPECTUS SUPPLEMENT AND ON PAGE 19 OF THE PROSPECTUS.
                             ---------------------
PROCEEDS OF THE ASSETS IN THE TRUST FUND WILL BE THE SOLE SOURCE OF PAYMENTS ON
   THE OFFERED CERTIFICATES. THE OFFERED CERTIFICATES WILL NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE DEPOSITOR, ANY MORTGAGE LOAN SELLER, EITHER
   UNDERWRITER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR RESPECTIVE
      AFFILIATES. NEITHER THE OFFERED CERTIFICATES NOR THE MORTGAGE LOANS
        WILL BE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE
       CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.
                         ------------------------------
  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
     EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
      PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS SUPPLEMENT
          OR THE ACCOMPANYING PROSPECTUS. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.
                         ------------------------------
THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE
   MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                                                            ASSUMED
               INITIAL     % OF INITIAL                      FINAL
             CERTIFICATE       POOL       PASS- THROUGH   DISTRIBUTION                        EXPECTED
CLASS        BALANCE(1)      BALANCE          RATE          DATE(2)         CUSIP NO.        RATING(3)
Class                                                       June 18,
  A-1.....  $ 760,000,000     22.3%             6.280%        2007         337367 AA 4        Aaa/AAA
Class                                                     November 18,
  A-2.....  $1,693,794,000    49.7%             6.560%        2008         337367 AB 2        Aaa/AAA
                                                           March 18,
Class B...  $ 170,403,000      5.0%             6.640%        2011         337367 AC 0         Aa2/AA
                                                           September
Class C...  $ 170,402,000      5.0%             6.730%      18, 2012       337367 AD 8          A2/A
                                                           March 18,
Class D...  $ 204,483,000      6.0%             6.778%        2013         337367 AE 6        Baa2/BBB
Class E...  $  68,161,000      2.0%             6.778%    May 18, 2013     337367 AF 3       Baa3/BBB-
Class IO..       (4)           (4)             (4)        May 18,2028      337367 AG 1        Aaa/AAAr

(1) Subject to a permitted variance of plus or minus 5%.
(2) The Assumed Final Distribution Date has been determined on the basis of the assumptions set forth in "Description of the Certificates-- Assumed Final Distribution Date; Rated Final Distribution Date" herein and a 0% CPR (as defined herein). The "Rated Final Distribution Date" is November 18, 2035 the first Distribution Date that follows the second anniversary of the end of the amortization term for the Mortgage Loan that, as of the Cut-off Date, has the longest remaining amortization term. See "Description of the Certificates--Assumed Final Distribution Date; Rated Final Distribution Date" and "Ratings" herein.
(3) By each of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's" and, together with Moody's, the "Rating Agencies").
(4) The Class IO Certificates will not have a Certificate Balance nor will they entitle the holders thereof to receive distributions of principal, but will entitle such holders to receive payments of the aggregate interest accrued on the notional amount of each of the Class IO Components, as described herein. The aggregate of such notional amounts will initially equal approximately $3,408,048,239. See "Description of the Certificates-- Certificate Balances and Notional Amount" and "--Pass-Through Rates" herein.
                         ------------------------------
    The Offered Certificates will be offered by Lehman Brothers Inc. and First Union Capital Markets, a division of Wheat First Securities, Inc. (together, the "Underwriters") from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. Proceeds to the Depositor from the sale of the Offered Certificates, before deducting expenses payable by the Depositor, will be approximately $3,216,885,511, which includes accrued interest. See "Method of Distribution" herein.
    The Offered Certificates are offered by the Underwriters when, as and if issued and delivered to and accepted by the Underwriters, subject to prior sale and subject to the Underwriters' right to reject orders in whole or in part. It is expected that the Offered Certificates will be delivered in book-entry form through the Same-Day Funds Settlement System of The Depository Trust Company on or about May 28, 1998.
                         ------------------------------
LEHMAN BROTHERS                                      FIRST UNION CAPITAL MARKETS
                         BANCAMERICA ROBERTSON STEPHENS

            The date of this Prospectus Supplement is May 21, 1998.

[MAP OF UNITED STATES OF AMERICA OMITTED. MAP REFLECTS NUMBER OF MORTGAGED PROPERTIES, CUT-OFF DATE BALANCE OF MORTGAGE LOANS AND PERCENTAGES OF MORTGAGED PROPERTIES BY STATE]

[PIECHART OMITTED. PIECHART INDICATES PROPERTY TYPES IN MORTGAGE POOL]

(COVER CONTINUED)

directly or through one or more subservicers, and CRIIMI MAE Services Limited Partnership (the "Special Servicer"), will service the Mortgage Loans. The Offered Certificates bear the class designations and have the characteristics set forth in the table above. Simultaneously with the issuance of the Offered Certificates, the Private Certificates (as defined herein) will be issued. Only the Offered Certificates are offered hereby.

    The Depositor will acquire certain of the Mortgage Loans from First Union National Bank, certain of the Mortgage Loans from an affiliate of Lehman Brothers Inc. and certain of the Mortgage Loans from Bank of America NT&SA (each, in such capacity, a "Mortgage Loan Seller"). On or before the date the Certificates are issued, the Depositor will transfer the Mortgage Loans, without recourse, to Norwest Bank Minnesota, National Association, as trustee of the Trust Fund (the "Trustee"), in exchange for the Certificates.

    As and to the extent described herein, the Private Certificates will be subordinate to the Offered Certificates; the Class B, Class C, Class D and Class E Certificates will be subordinate to the Class A-1, Class A-2 and Class IO Certificates; the Class C, Class D and Class E Certificates will be subordinate to the Class B Certificates; the Class D and Class E Certificates will be subordinate to the Class C Certificates; and the Class E Certificates will be subordinate to the Class D Certificates. Distributions of interest on and principal of the Certificates will be made, to the extent of available funds, on the 18th day of each month or, if any such 18th day is not a business day, then on the next succeeding business day, commencing June 18, 1998 (each, a "Distribution Date"). As described herein, distributions allocable to interest accrued on each Class of Offered Certificates (other than the Class IO Certificates) will be made on each Distribution Date based on the pass-through rate (the "Pass-Through Rate") applicable to such Class and the principal amount (the "Certificate Balance") of such Class outstanding immediately prior to such Distribution Date. As described herein, distributions allocable to interest accrued on the Class IO Certificates will be made on each Distribution Date in an amount equal to the aggregate amount of interest which has accrued on the notional amount of each of the Class IO Components (as defined herein). The Class IO Certificates will have fourteen separate components, each with a designation and a notional amount that corresponds with the designation and Certificate Balance of a Class of Sequential Pay Certificates (as defined herein). Interest will accrue on the notional amount of each Class IO Component based on the Pass-Through Rate of such Class IO Component. The Pass-Through Rate applicable to each Class IO Component will be equal to the excess, if any, of the Weighted Average Net Mortgage Rate (as defined herein), over the Pass-Through Rate applicable to the corresponding Class of Sequential Pay Certificates. As described herein, distributions allocable to principal of the Offered Certificates will be made sequentially to the Class A-1, Class A-2, Class B, Class C, Class D and Class E Certificates, in that order, until the respective Classes of Certificates are retired. The Class IO Certificates will not have a Certificate Balance, nor will they entitle the holders thereof to distributions of principal. The holders of the Offered Certificates may also receive portions of any Prepayment Premiums and Yield Maintenance Charges (each as defined herein) to the extent described herein. See "Description of the Certificates--Distributions" herein.

    The yield to maturity on each Class of Offered Certificates (other than the Class IO Certificates) will depend on, among other things, the rate and timing of principal payments (including by reason of prepayments, defaults and liquidations) on the Mortgage Loans that are applied in reduction of the Certificate Balance of such Class. THE YIELD TO MATURITY ON THE CLASS IO CERTIFICATES WILL BE HIGHLY SENSITIVE TO THE RATE AND TIMING OF PRINCIPAL PAYMENTS (INCLUDING BY REASON OF PREPAYMENTS, DEFAULTS AND LIQUIDATIONS) ON THE MORTGAGE LOANS AND INVESTORS IN THE CLASS IO CERTIFICATES SHOULD FULLY CONSIDER THE ASSOCIATED RISKS, INCLUDING THE RISK THAT A RAPID RATE OF PREPAYMENT OF THE MORTGAGE LOANS COULD RESULT IN THE FAILURE OF SUCH INVESTORS TO FULLY RECOUP THEIR INITIAL INVESTMENTS. The allocation to any Class of Offered Certificates of any Prepayment Premium or Yield Maintenance Charge may be insufficient to offset fully the adverse effects on the anticipated yield to maturity resulting from the corresponding principal prepayment. Any delay in collection of a Balloon Payment (as defined herein) due at the maturity of a Mortgage Loan or any delay in the repayment of the principal balance of an ARD Loan by its Anticipated Repayment Date (each as defined herein) will likely extend the weighted average life of the Class or Classes of Offered Certificates entitled to distributions in respect of principal as of the date such Balloon Payment was due or as of such Anticipated Repayment Date. See "Description of the Certificates--Certificate Balances and Notional Amount" and "--Distributions," "Yield and Maturity Considerations" and "Servicing of the Mortgage Loans--Modifications, Waivers and Amendments" herein, and "Yield and Maturity Considerations" and "Risk Factors-- Prepayments; Average Life of Certificates; Yields" in the Prospectus.

    As described herein, one or more separate "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to the Trust Fund for federal income tax purposes. The Offered Certificates will constitute "regular interests" in one of such REMICs. See "Material Federal Income Tax Consequences" herein and in the Prospectus.

    There is currently no secondary market for the Offered Certificates. Each of the Underwriters currently intends to make a secondary market in the Offered Certificates, but has no obligation to do so. See "Risk Factors--The Certificates--Limited Liquidity" herein.

    This Prospectus and Prospectus Supplements may be used by the Depositor, First Union Capital Markets, an affiliate of the Depositor, and any other affiliate of the Depositor when required under the federal securities laws in connection with offers and sales of Offered Certificates in furtherance of market-making activities in Offered Certificates. First Union Capital Markets or any such other affiliate may act as principal or agent in such transactions. Such sales will be made at prices related to prevailing market prices at the time of sale or otherwise.

    THE PROSPECTUS THAT ACCOMPANIES THIS PROSPECTUS SUPPLEMENT CONTAINS IMPORTANT INFORMATION REGARDING THIS OFFERING THAT IS NOT CONTAINED HEREIN, AND PROSPECTIVE INVESTORS ARE URGED TO READ BOTH THE PROSPECTUS AND THIS PROSPECTUS SUPPLEMENT IN FULL TO OBTAIN MATERIAL INFORMATION CONCERNING THE OFFERED CERTIFICATES. SALES OF THE OFFERED CERTIFICATES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED A COPY OF BOTH THE PROSPECTUS AND THIS PROSPECTUS SUPPLEMENT.

    UNTIL AUGUST 26 1998, ALL DEALERS EFFECTING TRANSACTIONS IN THE OFFERED CERTIFICATES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS DELIVERY REQUIREMENT IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

                 (This page has been left blank intentionally.)

                               TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                            -----------
SUMMARY OF PROSPECTUS SUPPLEMENT..........................................................................         S-7

RISK FACTORS..............................................................................................        S-29
    Certain Risk Factors Associated with the Certificates.................................................        S-29
        LIMITED LIQUIDITY FOR OFFERED CERTIFICATES........................................................        S-29
        CERTAIN YIELD AND MATURITY CONSIDERATIONS.........................................................        S-29
        POTENTIAL CONFLICT OF INTEREST....................................................................        S-30
        RISK OF YEAR 2000.................................................................................        S-31
    Certain Risk Factors Associated with the Mortgage Loans...............................................        S-31
        RISKS OF LENDING ON INCOME-PRODUCING PROPERTIES...................................................        S-31
        CREDIT LEASE MORTGAGED PROPERTIES.................................................................        S-33
        FACTORS AFFECTING LEASE ENHANCEMENT POLICY PROCEEDS...............................................        S-34
        NONRECOURSE MORTGAGE LOANS........................................................................        S-34
        ENVIRONMENTAL LAW CONSIDERATIONS..................................................................        S-34
        BALLOON PAYMENTS..................................................................................        S-34
        RISK OF SUBORDINATED DEBT.........................................................................        S-35

DESCRIPTION OF THE MORTGAGE POOL..........................................................................        S-36
    General...............................................................................................        S-36
    Mortgage Loan History.................................................................................        S-37
    Certain Terms and Conditions of the Mortgage Loans....................................................        S-37
        MORTGAGE RATES; CALCULATIONS OF INTEREST..........................................................        S-37
        DUE DATES.........................................................................................        S-38
        AMORTIZATION......................................................................................        S-38
        PREPAYMENT PROVISIONS.............................................................................        S-38
        OTHER FINANCING...................................................................................        S-39
        NONRECOURSE OBLIGATIONS...........................................................................        S-39
        "DUE-ON-SALE" and "DUE-ON-ENCUMBRANCE" Provisions.................................................        S-39
        CROSS-DEFAULT AND CROSS-COLLATERALIZATION OF CERTAIN MORTGAGE LOANS...............................        S-39
        LOW INCOME HOUSING TAX CREDITS....................................................................        S-40
    Assessments of Property Condition.....................................................................        S-40
        PROPERTY INSPECTIONS..............................................................................        S-40
        APPRAISALS........................................................................................        S-40
        ENVIRONMENTAL ASSESSMENTS.........................................................................        S-40
        ENGINEERING ASSESSMENTS...........................................................................        S-41
        EARTHQUAKE ANALYSES...............................................................................        S-41
    The Four Largest Loans................................................................................        S-41
        THE IBM/SOMERS LOAN...............................................................................        S-41
        THE IBM/BROADMOOR LOAN............................................................................        S-43
        THE FOX VALLEY LOAN...............................................................................        S-46
        THE HAWTHORN CENTER LOAN..........................................................................        S-47
    Credit Lease Loans....................................................................................        S-49
    Additional Mortgage Loan Information..................................................................        S-52
        THE MORTGAGE POOL.................................................................................        S-52
    The Mortgage Loan Sellers.............................................................................        S-83
    Assignment of the Mortgage Loans; Repurchases.........................................................        S-83
    Representations and Warranties; Repurchases...........................................................        S-84
    Changes in Mortgage Pool Characteristics..............................................................        S-85

SERVICING OF THE MORTGAGE LOANS...........................................................................        S-86

    General...............................................................................................        S-86
    The Master Servicer and Special Servicer..............................................................        S-87
    The Special Servicer..................................................................................        S-87
    Servicing and other Compensation and Payment of Expenses..............................................        S-89
    Modifications, Waivers and Amendments.................................................................        S-90
    The Controlling Class Representative..................................................................        S-92
        LIMITATION ON LIABILITY OF CONTROLLING CLASS REPRESENTATIVE.......................................        S-92
    REO Properties; Sale of Mortgage Loans................................................................        S-93
    Inspections; Collection of Operating Information......................................................        S-94

DESCRIPTION OF THE CERTIFICATES...........................................................................        S-95
    General...............................................................................................        S-95
    Registration and Denominations........................................................................        S-95
    Certificate Balances and Notional Amount..............................................................        S-96
    Pass-Through Rates....................................................................................        S-97
    Distributions.........................................................................................        S-97

                                                                                                               PAGE
                                                                                                            -----------
        GENERAL...........................................................................................        S-97
        THE AVAILABLE DISTRIBUTION AMOUNT.................................................................        S-98
        INTEREST RESERVE ACCOUNT..........................................................................        S-98
        APPLICATION OF THE AVAILABLE DISTRIBUTION AMOUNT..................................................        S-99
        DISTRIBUTABLE CERTIFICATE INTEREST................................................................       S-103
        PRINCIPAL DISTRIBUTION AMOUNT.....................................................................       S-103
        TREATMENT OF REO PROPERTIES.......................................................................       S-104
        ALLOCATION OF PREPAYMENT PREMIUMS AND YIELD MAINTENANCE CHARGES...................................       S-104
    Subordination; Allocation of Losses and Certain Expenses..............................................       S-105
    P&I Advances..........................................................................................       S-107
    Appraisal Reductions..................................................................................       S-108
    Reports to Certificateholders; Available Information..................................................       S-109
        TRUSTEE REPORTS...................................................................................       S-109
        BOOK-ENTRY CERTIFICATES...........................................................................       S-112
        INFORMATION AVAILABLE ELECTRONICALLY..............................................................       S-112
        OTHER INFORMATION.................................................................................       S-113
    Assumed Final Distribution Date; Rated Final Distribution Date........................................       S-114
    Voting Rights.........................................................................................       S-115
    Termination...........................................................................................       S-115
    The Trustee...........................................................................................       S-116

YIELD AND MATURITY CONSIDERATIONS.........................................................................       S-116
    Yield Considerations..................................................................................       S-116
        GENERAL...........................................................................................       S-116
        RATE AND TIMING OF PRINCIPAL PAYMENT..............................................................       S-117
        LOSSES AND SHORTFALLS.............................................................................       S-118
        PASS-THROUGH RATES................................................................................       S-118
        CERTAIN RELEVANT FACTORS..........................................................................       S-118
        DELAY IN PAYMENT OF DISTRIBUTIONS.................................................................       S-119
        UNPAID DISTRIBUTABLE CERTIFICATE INTEREST.........................................................       S-119
        YIELD SENSITIVITY OF THE CLASS IO CERTIFICATES....................................................       S-119
    Price/Yield Tables....................................................................................       S-119
    Weighted Average Life.................................................................................       S-121

USE OF PROCEEDS...........................................................................................       S-124

MATERIAL FEDERAL INCOME TAX CONSEQUENCES..................................................................       S-124

ERISA CONSIDERATIONS......................................................................................       S-125

LEGAL INVESTMENT..........................................................................................       S-128

METHOD OF DISTRIBUTION....................................................................................       S-128

LEGAL MATTERS.............................................................................................       S-129

RATINGS...................................................................................................       S-129

INDEX OF PRINCIPAL DEFINITIONS............................................................................       S-131

ANNEX A-1-- CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES........................         A-1

ANNEX A-2-- CERTAIN MONETARY TERMS OF THE MORTGAGE LOANS..................................................         A-2

ANNEX A-3-- CERTAIN INFORMATION REGARDING MULTIFAMILY MORTGAGED PROPERTIES................................         A-3

ANNEX B--TERM SHEET.......................................................................................         B-1

ANNEX C--FORM OF DISTRIBUTION DATE STATEMENT..............................................................         C-1

ANNEX D--FORM OF DELINQUENT LOAN STATUS REPORT............................................................         D-1

ANNEX E--FORM OF HISTORICAL LOAN MODIFICATION REPORT......................................................         E-1

ANNEX F--FORM OF HISTORICAL LOSS ESTIMATE REPORT..........................................................         F-1

ANNEX G--FORM OF REO STATUS REPORT........................................................................         G-1

ANNEX H--FORM OF WATCH LIST REPORT........................................................................         H-1

ANNEX I--OPERATING STATEMENT ANALYSIS.....................................................................         I-1

ANNEX J--NOI ADJUSTMENT WORKSHEET.........................................................................         J-1

ANNEX K--COMPARATIVE FINANCIAL STATUS REPORT..............................................................         K-1

                        SUMMARY OF PROSPECTUS SUPPLEMENT

    The following summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and in the accompanying Prospectus. Certain capitalized terms used in this Summary may be defined elsewhere in this Prospectus Supplement or in the Prospectus. An "Index of Principal Definitions" is included at the end of both this Prospectus Supplement and the Prospectus. Terms that are used but not defined in this Prospectus Supplement have the meanings specified in the Prospectus. All percentages of the Mortgage Loans, or of any specified group of Mortgage Loans, referred to herein without further description are approximate percentages by aggregate Cut-off Date Balance. References to percentages of Mortgaged Properties are references to the percentages of the Initial Pool Balance represented by the aggregate Cut-off Date Balance of the related Mortgage Loans. All numerical information provided herein with respect to the Mortgage Loans is provided on an approximate basis.

                   MOODY'S/
                  STANDARD &       INITIAL       PERCENT OF                                      PASS-       WEIGHTED
                    POOR'S       CERTIFICATE    INITIAL POOL     CREDIT                         THROUGH    AVERAGE LIFE
CLASS               RATING       BALANCES(1)       BALANCE       SUPPORT      DESCRIPTION        RATE       (YEARS)(2)
---------------  ------------  ---------------  -------------  -----------  ----------------  -----------  -------------
Class A-1......    Aaa/AAA     $   760,000,000        22.3%         28.0%     Fixed Coupon        6.280%          5.72
Class A-2......    Aaa/AAA     $ 1,693,794,000        49.7%         28.0%     Fixed Coupon        6.560%          9.76
Class B........     Aa2/AA     $   170,403,000         5.0%         23.0%     Fixed Coupon        6.640%         11.61
Class C........      A2/A      $   170,402,000         5.0%         18.0%     Fixed Coupon        6.730%         13.20
Class D........    Baa2/BBB    $   204,483,000         6.0%         12.0%     Fixed Coupon        6.778%         14.67
Class E........   Baa2/BBB-    $    68,161,000         2.0%         10.0%     Fixed Coupon        6.778%         14.95
                                                                              Variable IO
Class IO.......    Aaa/AAAr          (3)                N/A           N/A        Strip               (4)           N/A
Class F........      (5)       $    51,121,000         1.5%          8.5%     Fixed Coupon        6.778%         15.35
Class G........      (5)       $   102,241,582         3.0%          5.5%       WAC Cap           7.000%(6)       17.57
Class H........      (5)       $    17,040,241         0.5%          5.0%       WAC Cap           7.000%(6)       19.37
Class J........      (5)       $    34,080,482         1.0%          4.0%     Fixed Coupon        6.150%         19.52
Class K........      (5)       $    51,120,723         1.5%          2.5%     Fixed Coupon        6.150%         20.30
Class L........      (5)       $    34,080,482         1.0%          1.5%     Fixed Coupon        6.150%         23.40
Class M........      (5)       $    17,040,241         0.5%          1.0%     Fixed Coupon        6.150%         25.67
Class N........      (5)       $    34,080,488         1.0%          0.0%     Fixed Coupon        6.150%         28.78

                  CASH FLOW
                     OR
                  PRINCIPAL
CLASS             WINDOW(2)
---------------  -----------
Class A-1......  06/98-06/07
Class A-2......  06/07-11/08
Class B........  11/08-03/11
Class C........  03/11-09/12
Class D........  09/12-03/13
Class E........  03/13-05/13

Class IO.......  06/98-05/28
Class F........  05/13-04/14
Class G........  04/14-07/17
Class H........  07/17-11/17
Class J........  11/17-01/18
Class K........  01/18-05/20
Class L........  05/20-01/23
Class M........  01/23-04/25
Class N........  04/25-05/28

------------------------

(1) Subject to a permitted variance of plus or minus 5.0%.

(2) Based on 0% CPR and the other assumptions set forth under "Yield and Maturity Considerations--Weighted Average Life" herein.

(3) The Class IO Certificates will not have a Certificate Balance nor will they entitle the holders thereof to receive distributions of principal. See "--Description of the Certificates--Certificate Balances and Notional Amount" herein.

(4) Holders of the Class IO Certificates will be entitled to receive distributions of interest in an amount equal to the aggregate interest accrued on the notional amount of each of the Class IO Components, as described herein. See "--Description of the Certificates--Pass-Through Rates" herein.

(5) Not offered hereby. Accordingly, any information herein regarding the terms of such Class of Certificates is provided solely because of its potential relevance to a prospective purchaser of an Offered Certificate.

(6) With respect to each Distribution Date, the Pass-Through Rate will equal the lesser of the rate set forth above and the applicable Weighted Average Net Mortgage Rate (as defined herein) for such Distribution Date.

Title of Certificates...........  First Union-Lehman Brothers-Bank of America Commercial
                                  Mortgage Trust, Commercial Mortgage Pass-Through
                                  Certificates, Series 1998-C2 (the "Certificates"), to be
                                  issued in the following classes (each, a "Class"): (i) the
                                  Class A-1 and Class A-2 Certificates (together, the "Class
                                  A Certificates"); (ii) the Class B, Class C, Class D,
                                  Class E, Class F, Class G, Class H, Class J, Class K,
                                  Class L, Class M and Class N Certificates (collectively
                                  with the Class A Certificates, the "Sequential Pay
                                  Certificates"); (iii) the Class IO Certificates
                                  (collectively with the Sequential Pay Certificates, the
                                  "REMIC Regular Certificates"); and (iv) three Classes of
                                  residual certificates (collectively, the "REMIC Residual
                                  Certificates"). Only the Class A-1, Class A-2, Class B,
                                  Class C, Class D, Class E and Class IO Certificates
                                  (collectively, the "Offered Certificates") are offered
                                  hereby. The Class F, Class G, Class H, Class J, Class K,
                                  Class L, Class M, Class N and REMIC Residual Certificates
                                  (collectively, the "Private Certificates") have not been
                                  registered under the Securities Act of 1933, as amended
                                  (the "Securities Act"), and are not offered hereby.
Depositor.......................  First Union Commercial Mortgage Securities, Inc., a North
                                  Carolina corporation. The Depositor is a wholly owned
                                  subsidiary of FUNB, which is also one of the Mortgage Loan
                                  Sellers and the Master Servicer. The Depositor also is an
                                  affiliate of First Union Capital Markets, a division of
                                  Wheat First Securities, Inc. ("First Union Capital
                                  Markets"), one of the Underwriters. Neither the Depositor
                                  nor any of its affiliates has insured or guaranteed the
                                  Offered Certificates. See "The Depositor" in the
                                  Prospectus.
Issuer..........................  The Trust Fund established under the Pooling and Servicing
                                  Agreement, as it is described under "Description of the
                                  Certificates."
Master Servicer.................  First Union National Bank ("FUNB"), a national banking association which has its principal office located in
                                  Charlotte, North Carolina and which is a subsidiary of
                                  First Union Corporation, a North Carolina corporation
                                  registered as a bank holding company under the Bank
                                  Holding Company Act of 1956, as amended. The Master
                                  Servicer is one of the Mortgage Loan Sellers and an
                                  affiliate of the Depositor and of First Union Capital
                                  Markets, one of the Underwriters. See "Servicing of the
                                  Mortgage Loans--The Master Servicer and Special Servicer"
                                  and "--Servicing and Other Compensation and Payment of
                                  Expenses" herein.
Special Servicer................  CRIIMI MAE Services Limited Partnership, a Maryland
                                  limited partnership. The Special Servicer will be
                                  responsible for performing certain servicing functions
                                  with respect to the Mortgage Loans that, in general, are
                                  in default or as to which default is imminent, for
                                  administering any REO Property (as defined herein) and for performing certain other servicing functions with respect
                                  to the Mortgage Pool under the Pooling and Servicing
                                  Agreement. The Controlling Class of Sequential Pay
                                  Certificates (as defined herein) will have the right,
                                  subject to certain conditions described herein, to replace the Special Servicer and to select a

                                  representative (the "Controlling Class Representative")
                                  from whom the Special Servicer will seek advice and
                                  approval and take direction under certain circumstances,
                                  as described herein. It is anticipated that the Special
                                  Servicer or an affiliate of the Special Servicer will
                                  purchase all or a significant portion of the Private
                                  Certificates on or about the Closing Date (as defined
                                  below). See "Servicing of the Mortgage Loans--The Master
                                  Servicer and Special Servicer" and "--Servicing and Other
                                  Compensation and Payment of Expenses" herein.
Trustee.........................  Norwest Bank Minnesota, National Association, a nationally chartered bank.
Mortgage Loan Sellers...........  An affiliate of Lehman Brothers Inc., which is one of the
                                  Underwriters (such affiliate, the "Lehman Seller"), Bank
                                  of America NT&SA, a national banking association and an
                                  affiliate of BancAmerica Robertson Stephens, and FUNB.
                                  FUNB is also the Master Servicer and an affiliate of the
                                  Depositor and First Union Capital Markets, one of the
                                  Underwriters. See "Description of the Mortgage Pool--The
                                  Mortgage Loan Sellers" herein. The Underwriters expect to
                                  sell a portion of the Offered Certificates to or through
                                  BancAmerica Robertson Stephens.
Cut-off Date....................  May 1, 1998.
Closing Date....................  On or about May 28, 1998.
Registration of the Offered
 Certificates...................  The Offered Certificates of each Class will initially be represented by one or more global Certificates registered
                                  in the name of Cede & Co., as nominee of The Depository
                                  Trust Company ("DTC"). No person acquiring an interest in
                                  any Offered Certificate (any such person, a "Certificate
                                  Owner") will be entitled to receive such Certificate in
                                  fully registered, certificated form (a "Definitive Offered
                                  Certificate"), except under the limited circumstances
                                  described under "Description of the Certificates--
                                  Registration and Denominations" herein and "Description of the Certificates-- Book-Entry Registration and Definitive
                                  Certificates" in the Prospectus. DTC will effect payments
                                  and transfers in respect of the Offered Certificates by
                                  means of its electronic recordkeeping services, acting
                                  through certain participating organizations
                                  ("Participants"). This may result in certain delays in
                                  receipt of payments by an investor and may restrict an
                                  investor's ability to pledge its Certificates. Unless and
                                  until Definitive Offered Certificates of any Class are
                                  issued to the related Certificate Owners, all references
                                  herein to the rights of holders of such Class of Offered
                                  Certificates are to the rights of those Certificate Owners as such rights may be exercised through DTC and its
                                  Participants, except as otherwise specified herein.
Denominations...................  The Offered Certificates of each Class will be issued, maintained and transferred on the book entry records of
                                  DTC and its Participants in denominations of $10,000
                                  actual principal amount (or $100,000 notional amount with
                                  respect to the Class IO Certificates) as of the Closing
                                  Date, and in integral multiples of $1 in excess thereof.

The Mortgage Pool...............  The Mortgage Pool will consist of 664 conventional, fixed rate Mortgage Loans. The Mortgage Loans have an aggregate
                                  Cut-off Date Balance of $3,408,048,239 (the "Initial Pool
                                  Balance"), subject to a variance of plus or minus 5.0%.
                                  The "Cut-off Date Balance" of each Mortgage Loan will
                                  equal the unpaid principal balance thereof as of the
                                  Cut-off Date, after reduction for all payments of
                                  principal due on or before such date, whether or not
                                  received. For purposes of the numerical information
                                  provided herein, each of the Mortgage Loans is deemed to
                                  be secured by one Mortgaged Property, whether or not such
                                  Mortgaged Property is comprised of more than one parcel.
Security for the Mortgage
 Loans..........................  Generally, all of the Mortgage Loans are non-recourse obligations of the related borrowers. No Mortgage Loan
                                  will be insured or guaranteed by any governmental entity
                                  or private insurer.
                                  Six hundred and forty-two (642) of the Mortgage Loans, or
                                  91.7%, are secured by a first mortgage on the borrower's
                                  fee simple estate, 16 of the Mortgage Loans, or 6.4%, are
                                  secured by a first mortgage on the borrower's leasehold
                                  estate, and six of the Mortgage Loans, or 1.8%, are
                                  secured by a first mortgage on both the borrower's
                                  leasehold estate and an underlying fee simple estate, in
                                  each case, in an income producing real property (each, a
                                  "Mortgaged Property").
Property Types..................  Set forth below are the number of Mortgage Loans, and the approximate percentage of the Initial Pool Balance
                                  represented by such Mortgage Loans, that are secured by
                                  Mortgaged Properties operated for each indicated purpose:

                                                                   PERCENTAGE OF
                                                  NUMBER OF        INITIAL POOL
PROPERTY TYPE                                  MORTGAGE LOANS         BALANCE
-------------------------------------------  -------------------  ---------------
Multifamily(1).............................             228               31.7%
Retail(2)..................................             168               27.3%
Office(3)..................................              71               20.0%
Hospitality(4).............................              45                6.8%
Industrial/Warehouse.......................              44                3.8%
Health Care(5).............................              12                1.9%
Self-Storage...............................              11                0.6%
Mixed Use..................................               8                0.6%
Mobile Home Park...........................               5                0.4%

Credit Lease Loans(6)......................              73                6.8%

                           -----------------------------------------------------
                             (1) Including eight Mortgage Loans, or 0.8%,
                                 secured by properties which are eligible to receive low-income housing tax credits pursuant to Section 42 of the Internal Revenue Code of 1986 (the "Code" and such properties, the "Section 42 Properties").
                             (2) Including 100 Mortgage Loans, or 20.1%, secured
                                 by anchored retail or regional mall properties and 68 Mortgage Loans, or 7.2%, secured by unanchored retail properties.
                             (3) Including two Mortgage Loans, or 9.8%, secured
                                 by Mortgaged Properties triple net leased to International Business Machines Corporation ("IBM").
                             (4) All but four of such Mortgage Loans, or 0.3%,
                                 are secured by Mortgaged Properties which are affiliated with recognized hotel/ motel franchisors.

                             (5) Including two Mortgage Loans, or 0.1%, secured
                                 by assisted living facilities; one Mortgage
                                 Loan, or 0.2%, secured by a congregate care facility; and nine Mortgage Loans, or 1.6%, secured by skilled nursing facilities.
                             (6) Including 71 Mortgage Loans, or 6.7%, secured
                                 by retail properties and two Mortgage Loans, or 0.1%, secured by office properties.

Geographical Concentration......  The Mortgaged Properties are located throughout 43 states and the District of Columbia. Set forth below are the
                                  number of Mortgage Loans, and the approximate percentage
                                  of the Initial Pool Balance represented by such Mortgage
                                  Loans, that are secured by Mortgage Properties located in
                                  the states with concentrations of Mortgage Loans above
                                  5.0%:

                                                                PERCENTAGE OF
                                               NUMBER OF        INITIAL POOL
STATE                                       MORTGAGE LOANS         BALANCE
----------------------------------------  -------------------  ---------------
California..............................             114               12.0%
Texas...................................              38               10.0%
New York................................              30                9.3%
Illinois................................              22                8.0%
Florida.................................              57                7.1%
Georgia.................................              31                6.3%
Maryland................................              29                5.3%

Interest........................  All of the Mortgage Loans bear interest at annualized rates ("Mortgage Rates") that will remain fixed for their
                                  respective remaining loan terms, except as described
                                  herein. Except with respect to seven Mortgage Loans, or
                                  14.7%, scheduled payments of principal and/or interest on
                                  the Mortgage Loans ("Monthly Payments") are due monthly on the first day of each month. However, for purposes hereof, the Due Dates for all the Mortgage Loans will be deemed to be the first day of each month. See "Description of the
                                  Mortgage Pool--Certain Terms and Conditions of the
                                  Mortgage Loans--Due Dates" and "--Mortgage Rates;
                                  Calculations of Interest" herein.
Amortization Characteristics....  Four hundred thirty-one (431) of the Mortgage Loans, or
                                  57.6%, provide for Monthly Payments based on amortization
                                  schedules significantly longer than their respective
                                  remaining terms to maturity. As a result, such Mortgage
                                  Loans ("Balloon Loans") will have substantial principal
                                  amounts due and payable (each such amount, together with
                                  the corresponding payment of interest, a "Balloon
                                  Payment") on their respective scheduled maturity dates,
                                  unless prepaid prior thereto. One hundred three (103) of
                                  the Mortgage Loans, or 23.9%, are ARD Loans, as described
                                  herein. See "Description of the Mortgage Pool--Certain
                                  Terms and Conditions of the Mortgage Loans--Amortization"
                                  herein. The remaining 130 Mortgage Loans, or 18.5%, are
                                  self-amortizing. Six of the Balloon Loans, or 1.9%, one of the ARD Loans or 4.5%, and twenty-six (26) of such
                                  self-amortizing Mortgage Loans, or 1.7% (all but one of
                                  which are Credit Lease Loans as described herein), provide for increases in the amount of their respective Monthly
                                  Payment at specified times in the future as set forth in
                                  Annex A, which coincide with rent increases on the
                                  underlying property leases. See "Risk Factors--The
                                  Mortgage Loans--

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
                                  Balloon Payments" herein and "Risk Factors-- Balloon
                                  Payments; Borrower Default" in the Prospectus.
Prepayment Provisions...........  As of the Cut-off Date, all of the Mortgage Loans restrict or prohibit voluntary principal prepayments. In general,
                                  the Mortgage Loans: (i) prohibit voluntary prepayments of
                                  principal for most of their respective terms (490 Mortgage
                                  Loans, or 73.0%); (ii) prohibit voluntary prepayments of
                                  principal for a period ending on a date specified in the
                                  related Mortgage Note (as defined herein) and, in general, thereafter impose a Yield Maintenance Charge and/or
                                  Prepayment Premium (each as defined herein) for most of
                                  their respective remaining terms to maturity (171 Mortgage
                                  Loans, or 26.3%); or (iii) permit voluntary principal
                                  prepayments provided that the prepayment is accompanied by a Yield Maintenance Charge or by a Prepayment Premium for
                                  most of their respective remaining terms to maturity
                                  (three Mortgage Loans, or 0.7%). With respect to the 165
                                  Mortgage Loans which impose Yield Maintenance Charges, 164 of such Mortgage Loans, or 24.8%, provide for the
                                  calculation of the Yield Maintenance Charge using a
                                  discount rate equal to the applicable Treasury Rate (as
                                  set forth in the related Mortgage Note), one of such
                                  Mortgage Loans, or 0.1%, provides for the calculation of
                                  the Yield Maintenance Charge using a discount rate equal
                                  to the applicable Treasury Rate plus 1.0%. See
                                  "Description of the Mortgage Pool--Certain Terms and
                                  Conditions of the Mortgage Loans-- Prepayment Provisions"
                                  and "--Additional Mortgage Loan Information" herein. With
                                  respect to ARD Loans, voluntary principal prepayments
                                  after the Anticipated Repayment Date are permitted without material restrictions. The ability of the Master Servicer
                                  or the Special Servicer to waive or modify the terms of
                                  any Mortgage Loan relating to the payment of a Prepayment
                                  Premium or Yield Maintenance Charge is limited as
                                  described herein. See "Servicing of the Mortgage
                                  Loans--Modifications, Waivers and Amendments" herein. The
                                  Depositor makes no representation as to the enforceability of the provision of any Mortgage Note requiring the
                                  payment of a Prepayment Premium or Yield Maintenance
                                  Charge, or of the collectability of any Prepayment Premium or Yield Maintenance Charge.
Defeasance......................  Four hundred eighty-eight (488) of the Mortgage Loans, or
                                  73.0%, provide that, in general, but not earlier than two
                                  years after the Closing Date, under certain conditions,
                                  the holder of the Mortgage may require the related
                                  borrower, or the related borrower will have the right, to
                                  substitute a pledge of "Defeasance Collateral" in exchange for a release of the Mortgaged Property from the lien of
                                  the related Mortgage without the prepayment of the
                                  Mortgage Loan and the payment of the applicable Yield
                                  Maintenance Charge or Prepayment Premium. In general,
                                  "Defeasance Collateral" is required to consist of direct,
                                  non-callable United States Treasury obligations that
                                  provide for payments prior, but as close as possible, to
                                  all successive Due Dates and the scheduled maturity date
                                  (or Anticipated Repayment Date in the case of ARD Loans),
                                  with each such payment being equal to or greater than

                                  (with any excess to be returned to the borrower) the
                                  Monthly Payment due on such date or (i) in the case of a
                                  Balloon Loan on the scheduled maturity date, the Balloon
                                  Payment, or (ii) in the case of an ARD Loan, the remaining principal balance on its Anticipated Repayment Date. The
                                  Pooling and Servicing Agreement will require the Master
                                  Servicer or the Special Servicer to require each borrower
                                  that proposes to prepay its Mortgage Loan to pledge
                                  Defeasance Collateral in lieu of making a prepayment to
                                  the extent provided for in the related Mortgage Note, but
                                  in each case subject to certain conditions, including
                                  confirmation from each Rating Agency that acceptance of a
                                  pledge of the Defeasance Collateral in lieu of a full
                                  prepayment will not result in a downgrade, withdrawal or
                                  qualification of the rating then assigned by it to any
                                  Class of Certificates.
Credit Lease Loans..............  Seventy-three (73) of the Mortgage Loans, or 6.8% (the
                                  "Credit Lease Loans"), are secured by Mortgages on
                                  Mortgaged Properties that are, in each case, subject to a
                                  lease (a "Credit Lease") to a tenant (each a "Tenant" and, collectively, the "Tenants") which possesses (or whose
                                  parent or other affiliate which guarantees the Credit
                                  Lease obligation possesses) the rating indicated in the
                                  Credit Lease Table. See "Description of the Mortgage
                                  Pool-- Credit Lease Loans" herein. Scheduled monthly rent
                                  payments (the "Monthly Rental Payments") under the Credit
                                  Leases are generally sufficient to pay in full and on a
                                  timely basis all interest and principal scheduled to be
                                  paid with respect to the related Credit Lease Loans other
                                  than the Balloon Payments with respect to Credit Lease
                                  Loans which are Balloon Loans.

                                  The Credit Leases generally provide that the Tenant is
                                  responsible for all costs and expenses incurred in
                                  connection with the maintenance and operation of the
                                  related Mortgaged Property. In the event of a casualty or
                                  condemnation of a material portion of the related
                                  Mortgaged Property, either (i) the Credit Lease provides
                                  that the Tenant is obligated to continue making payments,
                                  and/or the Tenant must make an offer to purchase the
                                  applicable Mortgaged Property for an amount not less than
                                  the unpaid principal balance plus accrued interest on the
                                  related Credit Lease Loan or (ii) the Trustee on behalf of the Certificateholders will have the benefit of certain
                                  non-cancelable credit lease enhancement insurance policies
                                  (the "Lease Enhancement Policies") obtained to cover
                                  certain casualty and/or condemnation risks. See
                                  "Description of the Mortgage Pool--Credit Lease Loans"
                                  herein.
Dates of Origination............  Except with respect to 20 Mortgage Loans, or 2.5%, all of the Mortgage Loans were originated after September 1997.
Additional Mortgage Loan
  Characteristics...............  Set forth below is certain information regarding the
                                  Mortgage Loans and the Mortgaged Properties as of the
                                  Cut-off Date (all weighted averages set forth below are
                                  based on the Cut-off Date Balances of the respective
                                  Mortgage Loans). The Mortgage Pool is more fully
                                  described, and additional information regarding the

                                  Mortgage Loans and the Mortgaged Properties is set forth,
                                  in the tables under "Description of The Mortgage
                                  Pool--Additional Mortgage Loan Information" herein and in
                                  Annex A hereto:

Minimum Cut-off Date Balance.................................  $   408,723
Maximum Cut-off Date Balance.................................  $178,378,814
Average Cut-off Date Balance.................................  $ 5,132,603
Minimum Mortgage Rate........................................        6.710%
Maximum Mortgage Rate........................................        9.110%
Weighted Average Mortgage Rate...............................        7.243%
Minimum Remaining Term to Maturity (months)..................           51
Maximum Remaining Term to Maturity (months)..................          360
Weighted Average Remaining Term to Maturity (months).........          152
Minimum Remaining Amortization Term (months).................          115
Maximum Remaining Amortization Term (months).................          360
Weighted Average Remaining Amortization Term (months)........          316
Minimum Cut-off Date DSC Ratio(1)(2).........................         1.10x
Maximum Cut-off Date DSC Ratio(2)............................         3.53x
Weighted Average Cut-off Date DSC Ratio(2)...................         1.41x
Minimum Cut-off Date LTV Ratio(2)............................         20.8%
Maximum Cut-off Date LTV Ratio(2)(3).........................         85.0%
Weighted Average Cut-off Date LTV Ratio(2)...................         71.6%
Minimum Maturity Date LTV Ratio(4)...........................         18.2%
Maximum Maturity Date LTV Ratio(4)...........................         74.3%
Weighted Average Maturity Date LTV Ratio(4)..................         59.6%

                    ------------------------------------------------------------

                             (1) Except with respect to six Mortgage Loans, or
                                 0.5%, the only Mortgage Loans (excluding Credit Lease Loans) with DSC Ratios below 1.20x are Mortgage Loans secured by Section 42 Properties.

                             (2) Calculated without regard to the Credit Lease
                                 Loans.

                             (3) Except with respect to six Mortgage Loans, or
                                 0.6%, the only Mortgage Loans (excluding Credit Lease Loans) with Cut-off Date LTV Ratios in excess of 80% are Mortgage Loans secured by
                                 Section 42 Properties.

                             (4) At maturity with respect to Balloon Loans or at
                                 the Anticipated Repayment Date with respect to ARD Loans. Does not include self amortizing Loans.

Mortgage Loan Sellers...........  Two hundred seventy-three (273) of the Mortgage Loans, or
                                  50.8% (the "Lehman Loans"), will be acquired by the
                                  Depositor from the Lehman Seller, which either originated
                                  each such Mortgage Loan or acquired it in connection with
                                  its commercial and multifamily mortgage loan conduit
                                  program. Two hundred seventy-one (271) of the Mortgage
                                  Loans, or 39.5% (the "FUNB Loans"), will be acquired by
                                  the Depositor from FUNB, which either originated each such
                                  Mortgage Loan or acquired it in connection with its
                                  commercial and multifamily mortgage loan conduit program.
                                  One hundred twenty (120) of the Mortgage Loans, or 9.7%
                                  (the "Bank of America Loans"), will be acquired by the
                                  Depositor from Bank of America NT&SA, which originated
                                  each such Mortgage Loan in connection with its commercial
                                  and multifamily mortgage loan conduit program. See
                                  "Description of the Mortgage Pool" herein.

                                  On or prior to the Closing Date, the Depositor will cause
                                  the Mortgage Loan Sellers to assign the Mortgage Loans,
                                  without recourse (except as set forth in the next
                                  sentence), to the Trustee for the benefit of the holders
                                  of the Certificates (the "Certificateholders"). In
                                  connection with such assignment, each Mortgage Loan Seller will make certain representations and warranties regarding the characteristics of its Mortgage Loans and, as more
                                  particularly described herein, will agree to cure any
                                  material breach thereof or, in the absence of such a cure, to repurchase the affected Mortgage Loan. See "Description of the Mortgage Pool-- Representations and Warranties;
                                  Repurchases" herein.
Description of the
 Certificates...................  The Certificates will be issued pursuant to a Pooling and
                                  Servicing Agreement, to be dated as of May 1, 1998, among
                                  the Depositor, the Master Servicer, the Special Servicer
                                  and the Trustee (the "Pooling and Servicing Agreement"),
                                  and will represent in the aggregate the entire beneficial
                                  ownership interest in a trust fund (the "Trust Fund")
                                  consisting of the Mortgage Pool and certain related
                                  assets.
Certificate Balances and
 Notional Amount................  Upon initial issuance, and in each case subject to a permitted variance of plus or minus 5.0%, the respective
                                  Classes of Sequential Pay Certificates will have the
                                  Certificate Balances set forth in the table at the
                                  beginning of this Summary.
                                  The "Certificate Balance" of any Class of Sequential Pay
                                  Certificates outstanding at any time represents the
                                  maximum amount that the holders thereof are entitled to
                                  receive as distributions allocable to principal from the
                                  cash flow on the Mortgage Loans and other assets in the
                                  Trust Fund. As more particularly described herein, the
                                  Certificate Balance of a Class of Sequential Pay
                                  Certificates will be reduced on each Distribution Date by
                                  any distributions of principal actually made on such Class of Certificates on such Distribution Date, and further by
                                  any losses on the Mortgage Loans (herein referred to as
                                  "Realized Losses") and certain Trust Fund expenses (herein referred to as "Additional Trust Fund Expenses") actually
                                  allocated to such Class of Certificates on such
                                  Distribution Date.
                                  The Class IO Certificates will not have a Certificate
                                  Balance, but will represent the right to receive
                                  distributions of interest in an amount equal to the
                                  aggregate interest accrued on the notional amount of each
                                  of the Class IO Components, as described herein. The Class
                                  IO Certificates will have fourteen separate components
                                  (each a "Class IO Component"), one corresponding to each
                                  Class of Sequential Pay Certificates. Each Class IO
                                  Component will have the same letter and/or numerical
                                  designation as the corresponding Class of Sequential Pay
                                  Certificates. The notional amount of each Class IO
                                  Component will equal the Certificate Balance of the
                                  corresponding Class of Sequential Pay Certificates
                                  outstanding from time to time. On the Closing Date, the
                                  aggregate of the notional amounts of all the Class IO
                                  Components will equal approximately $3,408,048,239, which
                                  amount will equal the Initial Pool Balance. References
                                  herein to the "notional amount" of the Class IO
                                  Certificates shall mean the aggregate of the notional
                                  amounts of all the Class IO Components. See "Description
                                  of the Certificates--Certificate Balances and Notional
                                  Amount" herein.

                                  The REMIC Residual Certificates will not have Certificate
                                  Balances or notional amounts, but will represent the right to receive certain limited amounts not otherwise payable
                                  on the REMIC Regular Certificates.
Pass-Through Rates..............  The Pass-Through Rate applicable to each Class of REMIC
                                  Regular Certificates (other than the Class IO, Class G and
                                  Class H Certificates) for each Distribution Date will
                                  equal the rate per annum set forth with respect to such
                                  Class in the table at the beginning of this Summary. The
                                  Pass-Through Rates applicable to the Class G and Class H
                                  Certificates for each Distribution Date will, in the case
                                  of each such Class, equal the lesser of (a) the respective rate per annum set forth in respect of such Class in the
                                  table at the beginning of this Summary and (b) the
                                  Weighted Average Net Mortgage Rate for such Distribution
                                  Date. The Pass-Through Rate applicable to each Class IO
                                  Component for any Distribution Date will equal the excess, if any, of the Weighted Average Net Mortgage Rate for such
                                  Distribution Date, over the Pass-Through Rate then
                                  applicable to the corresponding Class of Sequential Pay
                                  Certificates. The REMIC Residual Certificates will not
                                  bear interest.
                                  The "Weighted Average Net Mortgage Rate" for each
                                  Distribution Date is the weighted average of the Net
                                  Mortgage Rates for the Mortgage Loans as of the
                                  commencement of the related Collection Period (as defined
                                  herein), weighted on the basis of their respective Stated
                                  Principal Balances outstanding immediately prior to such
                                  Distribution Date. The "Net Mortgage Rate" for each
                                  Mortgage Loan will generally equal (x) the Mortgage Rate
                                  in effect for such Mortgage Loan as of the Cut-off Date,
                                  minus (y) the applicable Administrative Cost Rate (as
                                  defined herein) for such Mortgage Loan; provided that, in
                                  the case of each Mortgage Loan that does not accrue
                                  interest on the basis of a 360-day year consisting of
                                  twelve 30-day months (which is the basis on which interest accrues in respect of the REMIC Regular Certificates),
                                  solely for the purposes of calculating the Weighted
                                  Average Net Mortgage Rate for each Distribution Date, the
                                  Mortgage Rate referred to in clause (x) in effect during
                                  any calendar month will, to the extent appropriate, be
                                  adjusted to compensate for such difference, including any
                                  adjustment to take into account any applicable Interest
                                  Reserve Amount (as defined herein). See "Description of
                                  the Certificates-- Pass-Through Rates" herein. The "Stated
                                  Principal Balance" of each Mortgage Loan outstanding at
                                  any time represents the principal balance of such Mortgage
                                  Loan ultimately due and payable thereon and will generally equal the Cut-off Date Balance thereof, reduced on each
                                  Distribution Date (to not less than zero) by (i) any
                                  payments or other collections (or advances in lieu
                                  thereof) of principal of such Mortgage Loan that are due
                                  or received, as the case may be, during the related
                                  Collection Period (as defined herein) and distributed on
                                  the Certificates on such date and (ii) the principal
                                  portion of any Realized Loss incurred in respect of such
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                                      S-16
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                                  Mortgage Loan during the related Collection Period. See
                                  "Description of the Certificates--Pass-Through Rates"
                                  herein. Notwithstanding the foregoing, if any Mortgage
                                  Loan is paid in full, liquidated or otherwise removed from the Trust Fund, commencing on the first Distribution Date
                                  following the Collection Period during which such event
                                  occurred, the Stated Principal Balance of such Mortgage
                                  Loan will be zero.
Distributions...................  Distributions on the Certificates will be made by the
                                  Trustee, to the extent of available funds, on the 18th day of each month or, if any such 18th day is not a business
                                  day, then on the next succeeding business day, commencing
                                  June 18, 1998 (each, a "Distribution Date"). The total of
                                  all payments or other collections (or advances in lieu
                                  thereof) on or in respect of the Mortgage Loans (other
                                  than Prepayment Premiums, Yield Maintenance Charges and
                                  Additional Interest, which are separately distributable in respect of the Certificates) that are available for
                                  distribution to Certificateholders on any Distribution
                                  Date (after deducting certain fees and expenses payable as set forth in the Pooling and Servicing Agreement) is
                                  herein referred to as the "Available Distribution Amount"
                                  for such date. See "Description of the
                                  Certificates--Distributions--The Available Distribution
                                  Amount" herein.
                                  On each Distribution Date, the Trustee will (except as
                                  otherwise described under "Description of the
                                  Certificates--Termination" herein) apply the Available
                                  Distribution Amount for such date for the following
                                  purposes and in the following order of priority, in each
                                  case to the extent of remaining available funds:
                                  (1) to distributions of interest to the holders of the
                                  Class A-1, Class A-2 and Class IO Certificates (in each
                                      case, so long as any such Class remains outstanding),
                                      pro rata, in accordance with the respective amounts of
                                      Distributable Certificate Interest (as defined herein)
                                      distributable on such Classes of Certificates on such
                                      Distribution Date, in an amount equal to all
                                      Distributable Certificate Interest in respect of each
                                      such Class of Certificates for such Distribution Date
                                      and, to the extent not previously paid, for all prior
                                      Distribution Dates;
                                  (2) to distributions of principal to the holders of the
                                  Class A-1 Certificates in an amount (not to exceed the
                                      then outstanding Certificate Balance of such Class of
                                      Certificates) equal to the Principal Distribution
                                      Amount (as defined herein) for such Distribution Date;
                                  (3) after the Class A-1 Certificates have been retired, to distributions of principal to the holders of the Class A-2
                                      Certificates in an amount (not to exceed the then
                                      outstanding Certificate Balance of such Class of
                                      Certificates) equal to the Principal Distribution
                                      Amount for such Distribution Date, less any portion
                                      thereof distributed in respect of the Class A-1
                                      Certificates;
                                  (4) to distributions to the holders of the Class A-1 and
                                  Class A-2 Certificates, PRO RATA, in accordance with the
                                      respective amounts of Realized Losses and Additional
                                      Trust Fund
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                                      S-17
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                                      Expenses, if any, previously allocated to such Classes
                                      of Certificates and for which no reimbursement has
                                      previously been received, to reimburse such holders
                                      for such Realized Losses and Additional Trust Fund
                                      Expenses, if any;
                                  (5) to distributions of interest to the holders of the
                                  Class B Certificates in an amount equal to all
                                      Distributable Certificate Interest in respect of such
                                      Class of Certificates for such Distribution Date and,
                                      to the extent not previously paid, for all prior
                                      Distribution Dates;
                                  (6) after the Class A-1 and Class A-2 Certificates have
                                  been retired, to distributions of principal to the holders of the Class B Certificates in an amount (not to
                                      exceed the then outstanding Certificate Balance of
                                      such Class of Certificates) equal to the Principal
                                      Distribution Amount for such Distribution Date, less
                                      any portion thereof distributed in respect of the
                                      Class A-1 and/or Class A-2 Certificates;
                                  (7) to distributions to the holders of the Class B
                                  Certificates to reimburse such holders for all Realized
                                      Losses and Additional Trust Fund Expenses, if any,
                                      previously allocated to such Class of Certificates and
                                      for which no reimbursement has previously been
                                      received;
                                  (8) to distributions of interest to the holders of the
                                  Class C Certificates in an amount equal to all
                                      Distributable Certificate Interest in respect of such
                                      Class of Certificates for such Distribution Date and,
                                      to the extent not previously paid, for all prior
                                      Distribution Dates;
                                  (9) after the Class A-1, Class A-2 and Class B
                                  Certificates have been retired, to distributions of
                                      principal to the holders of the Class C Certificates
                                      in an amount (not to exceed the then outstanding
                                      Certificate Balance of such Class of Certificates)
                                      equal to the Principal Distribution Amount for such
                                      Distribution Date, less any portion thereof
                                      distributed in respect of the Class A-1, Class A-2
                                      and/or Class B Certificates;
                                  (10) to distributions to the holders of the Class C
                                  Certificates to reimburse such holders for all Realized
                                       Losses and Additional Trust Fund Expenses, if any,
                                       previously allocated to such Class of Certificates
                                       and for which no reimbursement has previously been
                                       received;
                                  (11) to distributions of interest to the holders of the
                                  Class D Certificates in an amount equal to all
                                       Distributable Certificate Interest in respect of such
                                       Class of Certificates for such Distribution Date and,
                                       to the extent not previously paid, for all prior
                                       Distribution Dates;
                                  (12) after the Class A-1, Class A-2, Class B and Class C
                                  Certificates have been retired, to distributions of
                                       principal to the holders of the Class D Certificates
                                       in an amount (not to exceed the then outstanding
                                       Certificate Balance of such Class of Certificates)
                                       equal to the Principal Distribution Amount
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                                      S-18
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                                       for such Distribution Date, less any portion thereof
                                       distributed in respect of the Class A-1, Class A-2,
                                       Class B and/or Class C Certificates;
                                  (13) to distributions to the holders of the Class D
                                  Certificates to reimburse such holders for all Realized
                                       Losses and Additional Trust Fund Expenses, if any,
                                       previously allocated to such Class of Certificates
                                       and for which no reimbursement has previously been
                                       received;
                                  (14) to distributions of interest to the holders of the
                                  Class E Certificates in an amount equal to all
                                       Distributable Certificate Interest in respect of such
                                       Class of Certificates for such Distribution Date and,
                                       to the extent not previously paid, for all prior
                                       Distribution Dates;
                                  (15) after the Class A-1, Class A-2, Class B, Class C and
                                  Class D Certificates have been retired, to distributions
                                       of principal to the holders of the Class E
                                       Certificates in an amount (not to exceed the then
                                       outstanding Certificate Balance of such Class of
                                       Certificates) equal to the Principal Distribution
                                       Amount for such Distribution Date, less any portion
                                       thereof distributed in respect of the Class A-1,
                                       Class A-2, Class B, Class C and/or Class D
                                       Certificates;
                                  (16) to distributions to the holders of the Class E
                                  Certificates to reimburse such holders for all Realized
                                       Losses and Additional Trust Fund Expenses, if any,
                                       previously allocated to such Class of Certificates
                                       and for which no reimbursement has previously been
                                       received; and
                                  (17) to distributions to the holders of the respective
                                  Classes of Private Certificates (other than the REMIC
                                       Residual Certificates, which are not expected to
                                       receive distributions) as described herein (provided
                                       that no distributions of principal will be made in
                                       respect of any Class of Private Certificates until
                                       the aggregate Certificate Balance of the Class A-1,
                                       Class A-2, Class B, Class C, Class D and Class E
                                       Certificates has been reduced to zero). See
                                       "Description of the Certificates--
                                       Distributions--Application of the Available
                                       Distribution Amount" herein;
                                  provided that, on each Distribution Date, if any, after
                                  the aggregate of the Certificate Balances of the
                                  Subordinate Certificates (as defined herein) has been
                                  reduced to zero (prior to retirement of the Class A
                                  Certificates) as a result of the allocation of Realized
                                  Losses and Additional Trust Fund Expenses, and in any
                                  event on the final Distribution Date in connection with a
                                  termination of the Trust Fund (see "Description of the
                                  Certificates--Termination" herein), the payments of
                                  principal to be made as contemplated by clauses (2) and
                                  (3) above with respect to the Class A Certificates, will
                                  be so made to the holders of the respective Classes of
                                  such Certificates, up to an amount equal to, and PRO RATA
                                  as between such Classes in accordance with, the respective then outstanding Certificate Balances of such Classes of
                                  Certificates, and without regard to the Principal
                                  Distribution Amount for such date.
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                                      S-19
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                                  The "Distributable Certificate Interest" in respect of any
                                  Class of Sequential Pay Certificates for any Distribution
                                  Date will generally equal one month's interest at the
                                  applicable Pass-Through Rate accrued on the Certificate
                                  Balance of such Class of Certificates outstanding
                                  immediately prior to such Distribution Date, reduced (to
                                  not less than zero) by such Class' allocable share (in
                                  each case, calculated as described herein) of any Net
                                  Aggregate Prepayment Interest Shortfall (as described
                                  herein) for such Distribution Date. The "Distributable
                                  Certificate Interest" in respect of the Class IO
                                  Certificates for any Distribution Date will generally
                                  equal the aggregate of one month's interest accrued at the applicable Pass- Through Rate on the notional amount of
                                  each Class IO Component outstanding immediately prior to
                                  such Distribution Date, reduced (to not less than zero) by such Class' allocable share (calculated as described
                                  herein) of any Net Aggregate Prepayment Interest Shortfall for such Distribution Date. Interest payable on the REMIC
                                  Regular Certificates will be calculated on a 30/360 basis
                                  (as defined herein). See "Servicing of the Mortgage
                                  Loans-- Servicing and Other Compensation and Payment of
                                  Expenses" and "Description of the
                                  Certificates--Distributions--Distributable Certificate
                                  Interest" herein.

                                  The "Principal Distribution Amount" for any Distribution
                                  Date will generally equal the aggregate of the following
                                  (without duplication): (a) the aggregate of the principal
                                  portions of all Scheduled Payments (other than Balloon
                                  Payments) and the principal portion of any Assumed
                                  Scheduled Payments (as defined herein) due or deemed due
                                  on or in respect of the Mortgage Loans for their
                                  respective Due Dates (as defined herein) occurring during
                                  the related Collection Period; (b) the aggregate of all
                                  principal prepayments received on the Mortgage Loans
                                  during the related Collection Period; (c) with respect to
                                  any Mortgage Loan as to which the related stated maturity
                                  date occurred during or prior to the related Collection
                                  Period, any payment of principal made by or on behalf of
                                  the related borrower during the related Collection Period
                                  (including any Balloon Payment), net of any portion of
                                  such payment that represents a recovery of the principal
                                  portion of any Scheduled Payment (other than a Balloon
                                  Payment) due, or the principal portion of any Assumed
                                  Scheduled Payment deemed due, in respect of such Mortgage
                                  Loan on a Due Date during or prior to the related
                                  Collection Period and not previously recovered; (d) the
                                  aggregate of all liquidation proceeds, insurance proceeds, condemnation awards, proceeds of Mortgage Loan
                                  repurchases, and to the extent not otherwise included in
                                  clauses (a), (b) or (c) above, payments and other amounts
                                  that were received on or in respect of the Mortgage Loans
                                  during the related Collection Period and that were
                                  identified and applied by the Master Servicer as
                                  recoveries of principal, in each case net of any portion
                                  of such amounts that represents a recovery of the
                                  principal portion of any Scheduled Payment (other than a
                                  Balloon Payment) due or of the principal portion of any
                                  Assumed Scheduled Payment deemed due, in
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                                  respect of the related Mortgage Loan on a Due Date during
                                  or prior to the related Collection Period and not
                                  previously recovered; and (e) for each Distribution Date
                                  after the initial Distribution Date, the excess, if any,
                                  of the Principal Distribution Amount for the immediately
                                  preceding Distribution Date, over the aggregate
                                  distributions of principal made on the Certificates on
                                  such immediately preceding Distribution Date.

                                  The "Scheduled Payment" due on any Mortgage Loan on any
                                  related Due Date is the amount of the Monthly Payment that is or would have been, as the case may be, due thereon on
                                  such date, without regard to any waiver, modification or
                                  amendment granted or agreed to by the Special Servicer or
                                  otherwise resulting from a bankruptcy or similar
                                  proceeding involving the related borrower, without regard
                                  to the accrual of Additional Interest (as defined herein)
                                  on or the application of any Excess Cash Flow (as defined
                                  herein) to pay principal of an ARD Loan, and with the
                                  assumption that each prior Scheduled Payment has been
                                  timely made. The "Assumed Scheduled Payment" is an amount
                                  deemed due (i) on a Balloon Loan that is delinquent in
                                  respect of its Balloon Payment beyond the first
                                  Determination Date (as defined herein) after its stated
                                  maturity date and (ii) on each REO Mortgage Loan (as
                                  defined herein). The Assumed Scheduled Payment deemed due
                                  on any such Balloon Loan on its stated maturity date and
                                  on each successive related Due Date that it remains or is
                                  deemed to remain outstanding will equal the Scheduled
                                  Payment that would have been due thereon on such date if
                                  the related Balloon Payment had not come due but rather
                                  such Mortgage Loan had continued to amortize in accordance with such loan's amortization schedule, if any, and to
                                  accrue interest at the Mortgage Rate, in effect as of the
                                  Closing Date. The Assumed Scheduled Payment deemed due on
                                  any REO Mortgage Loan on each Due Date that the related
                                  REO Property (as defined herein) remains part of the Trust
                                  Fund will equal the Scheduled Payment that would have been due in respect of such predecessor Mortgage Loan on such
                                  Due Date had it remained outstanding (or, if such Mortgage
                                  Loan was a Balloon Loan and such Due Date coincides with
                                  or follows what had been its stated maturity date, the
                                  Assumed Scheduled Payment that would have been deemed due
                                  in respect of such Mortgage Loan on such Due Date had it
                                  remained outstanding). The "Determination Date" will be
                                  the 10th day of each month (or, if not a business day, the next preceding business day). See "Description of the
                                  Certificates--Distributions--Principal Distribution
                                  Amount" herein.

                                  Reimbursements of previously allocated Realized Losses and
                                  Additional Trust Fund Expenses will not constitute
                                  distributions of principal for any purpose and will not
                                  result in an additional reduction in the Certificate
                                  Balance of the Class of Certificates in respect of which
                                  any such reimbursement is made.

                                  The holders of the Certificates may also receive portions
                                  of any Prepayment Premiums and Yield Maintenance Charges
                                  to the
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                                  extent described under "Description of the
                                  Certificates--Distributions-- Allocation of Prepayment
                                  Premiums and Yield Maintenance Charges" herein. Such
                                  distributions will be in addition to any distributions of
                                  interest or principal made to such holders from the
                                  Available Distribution Amount on each Distribution Date.

                                  If and to the extent collected, 95% of any Additional
                                  Interest will be distributed, PRO RATA (based on their
                                  respective initial Certificate Balances), among all the
                                  holders of the Class A-1, Class A-2, Class B, Class C,
                                  Class D, Class E and Class F Certificates, and the
                                  remainder of such Additional Interest will be distributed
                                  to the holders of the Class IO Certificates. There can be
                                  no assurance as to what extent Additional Interest will be collected on the ARD Loans, if at all.

P&I Advances....................  Subject to a recoverability determination, as described herein, and further subject to the reduced advancing
                                  obligations in respect of certain Required Appraisal Loans
                                  (as defined herein) and certain Mortgage Loans as to which the Monthly Payment has been reduced as part of a
                                  modification or otherwise, the Master Servicer will be
                                  required to make advances (each, a "P&I Advance") with
                                  respect to each Distribution Date in an amount that is
                                  generally equal to the aggregate of all Scheduled Payments
                                  (other than Balloon Payments) and any Assumed Scheduled
                                  Payments, net of related Servicing Fees and any related
                                  Principal Recovery Fees (each as defined herein), due or
                                  deemed due, as the case may be, on or in respect of the
                                  Mortgage Loans during the related Collection Period, in
                                  each case to the extent that such amount was not paid by
                                  or on behalf of the related borrower or otherwise
                                  collected as of the close of business on the last day of
                                  the related Collection Period. Pursuant to the terms of
                                  the Pooling and Servicing Agreement, if the Master
                                  Servicer fails to make a required P&I Advance, the Trustee shall then be obligated to make such P&I Advance, in such
                                  case subject to a recoverability determination, as
                                  described herein.

                                  As more fully described herein, the Master Servicer (or
                                  the Trustee) will be entitled to interest on any P&I
                                  Advance made by it, and each of the Master Servicer, the
                                  Special Servicer and the Trustee will be entitled to
                                  interest on certain reimbursable servicing expenses
                                  incurred by any of them. Such interest will accrue from
                                  the date any such P&I Advance is made or such servicing
                                  expense is incurred at a rate per annum equal to the
                                  "prime rate" published in the "Money Rates" section of THE
                                  WALL STREET JOURNAL, as such "prime rate" may change from
                                  time to time (the "Reimbursement Rate"); and such interest will be compounded annually and will be paid,
                                  contemporaneously with the reimbursement of such P&I
                                  Advance or servicing expense, out of general collections
                                  on the Mortgage Pool then on deposit in the Certificate
                                  Account. See "Description of the Certificates--P&I
                                  Advances" herein and
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                                  "Description of the Certificates--Advances in Respect of
                                  Delinquencies" and "Description of the Pooling
                                  Agreements--Certificate Account" in the Prospectus.

Compensating Interest Payments    To the extent of its servicing compensation for the
                                  related Collection Period, including Prepayment Interest
                                  Excesses (as defined below) received during such
                                  Collection Period, the Master Servicer is required to make a non-reimbursable payment (a "Compensating Interest
                                  Payment") with respect to each Distribution Date to cover
                                  the aggregate of any Prepayment Interest Shortfalls
                                  incurred during such Collection Period. A "Prepayment
                                  Interest Shortfall" is a shortfall in the collection of a
                                  full month's interest (net of the related Master Servicing
                                  Fee, Additional Servicing Fee and, if applicable,
                                  Additional Interest and without regard to any Prepayment
                                  Premium or Yield Maintenance Charge actually collected) on any Mortgage Loan by reason of a full or partial principal prepayment made prior to its Due Date in any Collection
                                  Period. A "Prepayment Interest Excess" is a payment of
                                  interest (net of the related Master Servicing Fee,
                                  Additional Servicing Fee and, if applicable, Additional
                                  Interest) made in connection with any full or partial
                                  prepayment of a Mortgage Loan after its Due Date in any
                                  Collection Period, which payment of interest is intended
                                  to cover the period on and after such Due Date (exclusive
                                  of any Prepayment Premium or Yield Maintenance Charge
                                  actually collected). The "Net Aggregate Prepayment
                                  Interest Shortfall" for any Distribution Date will be the
                                  amount, if any, by which (a) the aggregate of any
                                  Prepayment Interest Shortfalls incurred during the related
                                  Collection Period exceeds (b) any Compensating Interest
                                  Payment made by the Master Servicer with respect to such
                                  Distribution Date. See "Servicing of the Mortgage
                                  Loans--Servicing and Other Compensation and Payment of
                                  Expenses" and "Description of the
                                  Certificates--Distributions--Distributable Certificate
                                  Interest" herein.

Subordination; Allocation of
  Losses and Certain Expenses...  The rights of holders of the Class B, Class C, Class D,
                                  Class E and the Private Certificates (collectively, the
                                  "Subordinate Certificates"), to receive distributions of
                                  amounts collected or advanced on the Mortgage Loans will,
                                  in each case, be subordinated, to the extent described
                                  herein, to the rights of holders of the Class A and Class
                                  IO Certificates (collectively, the "Senior Certificates")
                                  and each other such Class of Subordinate Certificates, if
                                  any, with an earlier alphabetical Class designation. This
                                  subordination is intended to enhance the likelihood of
                                  timely receipt by the holders of the Senior Certificates
                                  of the full amount of Distributable Certificate Interest
                                  payable in respect of such Classes of Certificates on each
                                  Distribution Date, and the ultimate receipt by the holders of each Class of the Class A Certificates of principal
                                  equal to the entire related Certificate Balance.
                                  Similarly, but to decreasing degrees, this subordination
                                  is also intended to enhance the likelihood of timely
                                  receipt by the holders of the Class B, Class C, Class D
                                  and Class E Certificates of the full amount of
                                  Distributable
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                                      S-23
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                                  Certificate Interest payable in respect of such Classes of
                                  Certificates on each Distribution Date, and the ultimate
                                  receipt by the holders of such Certificates of, in the
                                  case of each such Class, principal equal to the entire
                                  related Certificate Balance. The protection afforded to
                                  the holders of the Offered Certificates by means of the
                                  subordination referred to above will be accomplished by
                                  (i) the application of the Available Distribution Amount
                                  on each Distribution Date in the order described above in
                                  this Summary under "--Description of the
                                  Certificates--Distributions" and (ii) by the allocation of
                                  Realized Losses and Additional Trust Fund Expenses as
                                  described below. No other form of credit support will be
                                  available for the benefit of the holders of the Offered
                                  Certificates.

                                  On each Distribution Date, following all distributions on
                                  the Certificates to be made on such date, the aggregate of all Realized Losses and Additional Trust Fund Expenses
                                  that have been incurred since the Cut-off Date through the end of the related Collection Period and that have not
                                  previously been so allocated will be allocated, subject to the limitations described herein, in reduction of the
                                  respective Certificate Balances of the Sequential Pay
                                  Certificates, as follows: first, to the Private
                                  Certificates in the order described in the Pooling and
                                  Servicing Agreement; and then, to the Class E, Class D,
                                  Class C and Class B Certificates, in that order, until the
                                  Certificate Balance of each such Class has been reduced to zero. Thereafter any additional Realized Losses and
                                  Additional Trust Fund Expenses will be allocated, subject
                                  to the limitations described herein, to the Class A-1 and
                                  Class A-2 Certificates, PRO RATA, in proportion to their
                                  outstanding Certificate Balances (in each such case, in
                                  reduction of the related Certificate Balance). See
                                  "Description of the Certificates--Subordination;
                                  Allocation of Losses and Certain Expenses" herein.

                                  Any Realized Loss or Additional Trust Fund Expenses
                                  allocated in reduction of the Certificate Balance of any
                                  Class of Sequential Pay Certificates will result in a
                                  corresponding reduction in the notional amount of the
                                  related Class IO Component.

Treatment of REO Properties.....  Notwithstanding that a Mortgaged Property may be acquired on behalf of the Certificateholders through foreclosure,
                                  deed in lieu of foreclosure or otherwise (upon
                                  acquisition, an "REO Property"), the related Mortgage Loan will be treated, for purposes of determining (i)
                                  distributions on the Certificates, (ii) allocations of
                                  Realized Losses and Additional Trust Fund Expenses to the
                                  Certificates and (iii) the amount of fees payable to the
                                  Trustee, the Master Servicer and the Special Servicer
                                  under the Pooling and Servicing Agreement, as having
                                  remained outstanding until such REO Property is
                                  liquidated. In connection therewith, operating revenues
                                  and other proceeds derived from such REO Property (net of
                                  related operating costs, including certain reimbursements
                                  payable to the Master Servicer or the Special Servicer in
                                  connection with the operation and disposition of such REO
                                  Property) will be "applied"
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                                      S-24
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                                  by the Master Servicer as principal, interest and other
                                  amounts that would have been "due" on such Mortgage Loan,
                                  and the Master Servicer will be required to make P&I
                                  Advances in respect of such Mortgage Loan, in all cases as if such Mortgage Loan had remained outstanding.

Optional Termination............  Each of the Master Servicer, the Special Servicer, the
                                  Depositor, Lehman Brothers Inc. and the Majority
                                  Subordinate Certificateholder (as defined herein) will
                                  have an option to purchase all of the Mortgage Loans and
                                  REO Properties, and thereby effect termination of the
                                  Trust Fund and early retirement of the then outstanding
                                  Certificates, on any Distribution Date on which the
                                  aggregate Stated Principal Balance of the Mortgage Pool is less than 1% of the Initial Pool Balance. See "Description of the Certificates-- Termination" herein and in the
                                  Prospectus.

Risk Factors....................  There are material risks associated with an investment in the Offered Certificates. See "Risk Factors" herein and in the Prospectus.

Certain Investment
  Considerations................  The yield to maturity of a Class A-1, Class A-2, Class B,
                                  Class C, Class D or Class E Certificate purchased at a
                                  discount or premium will be affected by the rate of
                                  prepayments and other unscheduled collections of principal on or in respect of the Mortgage Loans and the allocation
                                  thereof to reduce the principal balance of such
                                  Certificate. An investor should consider, in the case of
                                  any such Certificate purchased at a discount, the risk
                                  that a slower than anticipated rate of prepayments could
                                  result in a lower than anticipated yield and, in the case
                                  of any such Certificate purchased at a premium, the risk
                                  that a faster than anticipated rate of prepayments could
                                  result in a lower than anticipated yield. IN ADDITION, THE
                                  YIELD TO MATURITY OF THE CLASS IO CERTIFICATES WILL BE
                                  HIGHLY SENSITIVE TO THE RATE AND TIMING OF PRINCIPAL
                                  PAYMENTS (INCLUDING BY REASON OF PREPAYMENTS, DEFAULTS AND
                                  LIQUIDATIONS) ON THE MORTGAGE LOANS, AND INVESTORS IN THE
                                  CLASS IO CERTIFICATES SHOULD FULLY CONSIDER THE ASSOCIATED
                                  RISKS, INCLUDING THE RISK THAT A RAPID RATE OF PREPAYMENTS
                                  AND/OR LIQUIDATIONS IN RESPECT OF THE MORTGAGE LOANS COULD
                                  RESULT IN THE FAILURE OF SUCH INVESTORS TO FULLY RECOUP
                                  THEIR INITIAL INVESTMENTS. See "Yield and Maturity
                                  Considerations" herein and in the Prospectus. The
                                  allocation to any Class of any Prepayment Premium or Yield
                                  Maintenance Charge may be insufficient to offset fully any adverse effects on the anticipated yield to maturity
                                  resulting from the corresponding principal prepayment. See
                                  "Description of Certificates--Distributions--Allocation of
                                  Prepayment Premiums and Yield Maintenance Charges" herein.

                                  In addition, insofar as an investor's initial investment
                                  in any Offered Certificate is returned in the form of
                                  payments of principal thereon, there can be no assurance
                                  that such amounts can be reinvested in comparable
                                  alternative investments with comparable yields. Investors
                                  in the Offered Certificates should consider that, as of
                                  the Cut-off Date, certain of the Mortgage Loans may be
                                  prepaid at any time and certain may be prepaid at any time after the

                                  expiration of the applicable Lock-Out Period (as defined
                                  herein), subject, in most cases, to the payment of a
                                  Prepayment Premium or Yield Maintenance Charge. See
                                  "Description of the Mortgage Pool--Certain Terms and
                                  Conditions of the Mortgage Loans-- Prepayment Provisions"
                                  herein. Accordingly, the rate of prepayments on the
                                  Mortgage Loans is likely to be inversely related to the
                                  level of prevailing market interest rates (and,
                                  presumably, to the yields on comparable alternative
                                  investments).

Material Federal Income Tax
  Consequences..................  One or more separate "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to
                                  the Trust Fund (other than any Additional Interest
                                  collected on the ARD Loans) for federal income tax
                                  purposes. The assets of the lowest tier REMIC will consist of the Mortgage Loans, any REO Properties acquired on
                                  behalf of the Certificateholders and the Certificate
                                  Account (see "Description of the Pooling
                                  Agreements--Certificate Account" in the Prospectus). For
                                  federal income tax purposes, the REMIC Regular
                                  Certificates (or, in the case of the Class IO
                                  Certificates, each component thereof) will evidence
                                  "regular interests" in a REMIC and generally will be
                                  treated as debt instruments of such REMIC. The portion of
                                  the Trust Fund consisting of any Additional Interest
                                  collected on the ARD Loans will constitute a grantor trust for federal income tax purposes.

                                  The Class A-1, Class A-2, Class B, Class C and Class D
                                  Certificates will not, and the Class IO and Class E
                                  Certificates will, be treated as having been issued with
                                  original issue discount for federal income tax reporting
                                  purposes. The prepayment assumption that will be used for
                                  purposes of computing the accrual of original issue
                                  discount, market discount and premium, if any, for federal income tax purposes will be equal to a CPR of 0%, except
                                  that it is assumed that the ARD Loans pay their respective outstanding principal balances on their related
                                  Anticipated Repayment Dates, as described herein. However, no representation is made that the Mortgage Loans will
                                  prepay at that rate or at any other rate.

                                  The Offered Certificates will be treated as "real estate
                                  assets" within the meaning of Section 856(c)(4)(A) of the
                                  Code. In addition, interest (including original issue
                                  discount) on the Offered Certificates will be interest
                                  described in Section 856(c)(3)(B) of the Code. However,
                                  the Offered Certificates will generally only be considered assets described in Section 7701(a)(19)(C) of the Code to
                                  the extent that the Mortgage Loans are secured by
                                  residential property and, accordingly, an investment in
                                  the Offered Certificates may not be suitable for certain
                                  thrift institutions.

                                  For further information regarding the federal income tax
                                  consequences of investing in the Offered Certificates, see
                                  "Material Federal Income Tax Consequences" herein and in
                                  the Prospectus.

ERISA Considerations............  A fiduciary of any employee benefit plan or other retirement arrangement subject to the Employee Retirement
                                  Income Security

                                  Act of 1974, as amended ("ERISA"), or Section 4975 of the
                                  Code (a "Plan") should review carefully with its legal
                                  advisors whether the purchase or holding of Offered
                                  Certificates could give rise to a transaction that is
                                  prohibited or is not otherwise permitted either under
                                  ERISA or Section 4975 of the Code or whether there exists
                                  any statutory or administrative exemption applicable to an investment therein.

                                  Lehman Brothers Inc. has received from the U.S. Department of Labor (the "DOL") an individual Prohibited Transaction
                                  Exemption that generally exempts from the application of
                                  certain of the prohibited transaction provisions of
                                  Sections 406(a) and (b) and 407(a) of ERISA and the excise taxes imposed on such prohibited transactions by Section
                                  4975(a) and (b) of the Code, transactions relating to the
                                  purchase, sale and holding of pass-through certificates
                                  underwritten by Lehman Brothers Inc. provided that certain conditions are satisfied.

                                  The Depositor expects that the Prohibited Transaction
                                  Exemption will generally apply to the Senior Certificates, but it will not apply to the other Classes of Offered
                                  Certificates. ACCORDINGLY, EXCEPT AS DESCRIBED HEREIN, THE
                                  CLASS B, CLASS C, CLASS D AND CLASS E CERTIFICATES SHOULD
                                  NOT BE ACQUIRED BY A PLAN OR ANY INVESTOR HOLDING ASSETS
                                  OF A PLAN. PURCHASERS USING INSURANCE COMPANY GENERAL
                                  ACCOUNT FUNDS TO EFFECT SUCH PURCHASE SHOULD CONSIDER THE
                                  AVAILABILITY OF PROHIBITED TRANSACTION CLASS EXEMPTION
                                  95-60 (60 FED. REG. 35925, JULY 12, 1995) ISSUED BY THE
                                  DOL. SEE "ERISA CONSIDERATIONS" HEREIN AND IN THE
                                  PROSPECTUS.

Ratings.........................  It is a condition of their issuance that the Offered
                                  Certificates receive the ratings from Moody's and Standard
                                  & Poor's (the "Rating Agencies") set forth on the cover
                                  page of this Prospectus Supplement. The ratings on the
                                  Offered Certificates address the likelihood of the timely
                                  receipt by holders thereof of all distributions of
                                  interest to which they are entitled and, except in the
                                  case of the Class IO Certificates, distributions of
                                  principal by the Rated Final Distribution Date set forth
                                  on the cover page of this Prospectus Supplement. A
                                  security rating is not a recommendation to buy, sell or
                                  hold securities and may be subject to revision or
                                  withdrawal at any time by the assigning rating
                                  organization. A security rating does not represent any
                                  assessment of (i) the likelihood or frequency of principal prepayments or default interest on the Mortgage Loans,
                                  (ii) the degree to which such prepayments might differ
                                  from those originally anticipated or (iii) whether and to
                                  what extent Prepayment Premiums and Yield Maintenance
                                  Charges will be received. Also, a security rating does not represent any assessment of the yield to maturity that
                                  investors may experience or the possibility that the
                                  holders of the Class IO Certificates might not fully
                                  recover their investment in the event of rapid prepayments of the Mortgage Loans (including both voluntary and
                                  involuntary prepayments). Therefore, such security rating
                                  addresses credit risk and not the risk of prepayment. As
                                  described herein, the amounts

                                  payable with respect to the Class IO Certificates consist
                                  only of interest. The Class IO Certificates' notional
                                  amount upon which interest is calculated is reduced by the allocation of Realized Losses, Additional Trust Fund
                                  Expenses and prepayments, whether voluntary or
                                  involuntary, in reduction of the Certificate Balances of
                                  the Sequential Pay Certificates. The rating does not
                                  address the timing or magnitude of reductions of the
                                  notional amounts of the Class IO Components, but only the
                                  obligation to pay interest timely on such notional amounts as reduced from time to time. Accordingly, the ratings of
                                  the Class IO Certificates should be evaluated
                                  independently from similar ratings on other types of
                                  securities. A downgrade, qualification or withdrawal of a
                                  rating with respect to the Enhancement Insurer, a provider of a residual value insurance policy, a Tenant or a
                                  Guarantor may adversely affect the ratings of the Offered
                                  Certificates. See "Ratings" herein and "Risk Factors--
                                  Limited Nature of Ratings" in the Prospectus.

Legal Investment................  Any Offered Certificates rated in the category of "AAA" or
                                  "AA" (or the equivalent) by at least one Rating Agency
                                  will constitute "mortgage related securities" pursuant to
                                  the Secondary Mortgage Market Enhancement Act of 1984, as
                                  amended ("SMMEA"). All other Offered Certificates (the
                                  "Non-SMMEA Certificates") will NOT constitute "mortgage
                                  related securities" for purposes of SMMEA. As a result,
                                  the appropriate characterization of the Non-SMMEA
                                  Certificates under various legal investment restrictions,
                                  and thus the ability of investors subject to these
                                  restrictions to purchase the Non-SMMEA Certificates of any
                                  Class, may be subject to significant interpretative
                                  uncertainties. In addition, institutions whose investment
                                  activities are subject to review by federal or state
                                  regulatory authorities may be or may become subject to
                                  restrictions on the investment by such institutions in
                                  certain forms of mortgage backed securities. Investors
                                  should consult their own legal advisors to determine
                                  whether and to what extent the Offered Certificates
                                  constitute legal investments for them. See "Legal
                                  Investment" herein and in the Prospectus.

                                  RISK FACTORS

    PROSPECTIVE PURCHASERS OF THE OFFERED CERTIFICATES OF ANY CLASS SHOULD CONSIDER, AMONG OTHER THINGS, THE FOLLOWING RISK FACTORS (AS WELL AS THE RISK FACTORS SET FORTH UNDER "RISK FACTORS" IN THE PROSPECTUS) IN CONNECTION WITH AN INVESTMENT THEREIN. ADDITIONAL RISK FACTORS ARE SET FORTH ELSEWHERE IN THIS PROSPECTUS SUPPLEMENT UNDER SEPARATE HEADINGS IN CONNECTION WITH DISCUSSIONS REGARDING PARTICULAR ASPECTS OF THE MORTGAGE LOANS OR THE CERTIFICATES.

CERTAIN RISK FACTORS ASSOCIATED WITH THE CERTIFICATES

    LIMITED LIQUIDITY FOR OFFERED CERTIFICATES. There is currently no secondary market for the Offered Certificates. While each of the Underwriters currently intends to make a secondary market in the Offered Certificates, neither is under any obligation to do so. Accordingly, there can be no assurance that a secondary market for the Offered Certificates will develop. Moreover, if a secondary market does develop, there can be no assurance that it will provide holders of the Offered Certificates with liquidity of investment or that it will continue for the life of the Offered Certificates. Any such secondary market may provide less liquidity to investors than any comparable market for securities that evidence, for example, interests solely in single-family mortgage loans. The Certificates will not be listed on any securities exchange.

    CERTAIN YIELD AND MATURITY CONSIDERATIONS. The yield on the Class IO Certificates and any other Classes of Offered Certificates that are purchased at a discount or premium will be affected by the rate, amount and timing of principal payments applied or otherwise resulting in reduction of the Certificate Balance of such Class of Certificates (or, in the case of the Class IO Certificates, the notional amount of any Class IO Component), which in turn will be affected by (i) the rate, amount and timing of principal payments and collections on the Mortgage Loans, particularly unscheduled payments or collections in the form of voluntary prepayments of principal or unscheduled recoveries of principal due to defaults, casualties or condemnations whether before or after the scheduled maturity date of the related Mortgage Loans, and
(ii) the order of priority of distributions of principal in respect of the Sequential Pay Certificates. The rate and timing of unscheduled payments and collections of principal on the Mortgage Loans is impossible to accurately predict and will be affected by a variety of factors, including, without limitation, the level of prevailing interest rates, restrictions on voluntary prepayments contained in the Mortgage Notes, the availability of mortgage credit and other economic, demographic, geographic, tax and legal factors. In general, however, if prevailing interest rates fall significantly below the Mortgage Rates on the Mortgage Loans, borrowers under the Mortgage Loans will have an increased incentive to prepay. As described herein, the Principal Distribution Amount for each Distribution Date will be distributable entirely in reduction of the Certificate Balance of the Class A-1 and Class A-2 Certificates, in that order (unless the aggregate Certificate Balance of the Subordinate Certificates has been reduced to zero), in each such case until the related Certificate Balance thereof is reduced to zero, and will thereafter be distributable in its entirety in respect of each remaining Class of Sequential Pay Certificates, sequentially in alphabetical order of Class designation, until the related Certificate Balance of each such Class is, in turn, reduced to zero. See "Description of the Certificates--Distributions--Application of the Available Distribution Amount" herein. Accordingly, the actual rate of principal payments on the Mortgage Loans may have different effects on the yields of the respective Classes of Offered Certificates. Any payment in reduction of the Certificate Balance of a Class of Sequential Pay Certificates will also result in a corresponding reduction in the notional amount of the related Class IO Component. Thus, the yield on the Class IO Certificates will be extremely sensitive to the rate and timing of principal payments on the Mortgage Loans, and the more quickly the notional amount of any Class IO Component is reduced, the greater will be the negative effect on their yields, to the extent such effect is not offset by distributions of a portion of any applicable Prepayment Premiums or Yield Maintenance Charges to the holders thereof, as described under "Description of the Certificates--Distributions--Allocation of Prepayment Premiums and Yield Maintenance Charges" herein. In addition, the Mortgage Loans may not require the payment of

Prepayment Premiums or Yield Maintenance Charges in the event of involuntary prepayments resulting from casualty or condemnation. Furthermore, in the event of a liquidation of a Mortgage Loan following a default, the liquidation proceeds may be insufficient to cover any Prepayment Premium or Yield Maintenance Charge, together with all principal, interest and other sums that may be due and owing in respect of such Mortgage Loan, or the obligation to pay such Prepayment Premium or Yield Maintenance Charge under those circumstances may be unenforceable. ACCORDINGLY, PROSPECTIVE INVESTORS IN THE CLASS IO CERTIFICATES SHOULD CONSIDER THE ASSOCIATED RISKS, INCLUDING THE RISK THAT A RAPID RATE OF PREPAYMENTS ON THE MORTGAGE LOANS COULD RESULT IN THE FAILURE OF SUCH INVESTORS TO FULLY RECOUP THEIR INITIAL INVESTMENTS.

    The yield on any Offered Certificate also will be affected by the rate, amount and timing of losses attributable to defaults on the Mortgage Loans, the severity of such losses and the extent to which such losses and related expenses are applied in reduction of the actual or notional principal amount of such Certificate or otherwise reduce the amount of funds available for distribution to the holder of such Certificate. To the extent described herein, the Private Certificates are subordinate in right and time of payment to the Offered Certificates and will bear shortfalls in collections and losses incurred in respect of the Mortgage Loans prior to the Offered Certificates; and the Class B, Class C, Class D and Class E Certificates are subordinate in right and time of payment to the Senior Certificates and will bear such shortfalls and losses prior to the Senior Certificates, in reverse alphabetical order of Class designation. The Class A-1 and Class A-2 Certificates will bear shortfalls in collections and losses incurred in respect of the Mortgage Loans pro rata, in proportion to their respective outstanding Certificate Balances. However, until the first Distribution Date after the aggregate of the Certificate Balances of the Subordinate Certificates has been reduced to zero, the Class A-2 Certificates will receive principal payments only after the Certificate Balance of the Class A-1 Certificates has been reduced to zero. As a result, the shortfalls and losses allocated to the Class A Certificates will have a greater effect on the Class A-2 Certificates than on the Class A-1 Certificates. Any Realized Loss or Additional Trust Fund Expenses allocated in reduction of the Certificate Balance of any Class of Sequential Pay Certificates will result in a corresponding reduction in the notional amount of the corresponding Class IO Component. See "Description of the Certificates--Distributions" and "--Subordination; Allocation of Losses and Certain Expenses" herein and "Yield and Maturity Considerations" herein and in the Prospectus.

    The Pass-Through Rate applicable to each Class IO Component will be variable and will be equal to the excess, if any, of the Weighted Average Net Mortgage Rate from time to time, over the Pass-Through Rate on the Class of Sequential Pay Certificates related to such Class IO Component. Accordingly, the Pass-Through Rate applicable to each such Class IO Component and, correspondingly, the yield on the Class IO Certificates will be sensitive to changes in the relative composition of the Mortgage Pool as a result of scheduled amortization, voluntary prepayments and liquidations. See "Description of the Certificates--Distributions" and "Subordination; Allocation of Losses and Certain Expenses" herein and "Yield and Maturity Considerations" herein and in the Prospectus.

    POTENTIAL CONFLICTS OF INTEREST. Subject to certain conditions described herein, the Pooling and Servicing Agreement will permit the holder (or holders) of the majority of the Voting Rights (as defined herein) allocated to the Class of Sequential Pay Certificates that has the latest alphabetical Class designation and that has a Certificate Balance that is greater than 25% of its original Certificate Balance (or, if no Class of Sequential Pay Certificates has a Certificate Balance that is greater than 25% of its original Certificate Balance, the then outstanding Class of Sequential Pay Certificates with the latest alphabetical Class designation) to replace the Special Servicer or any successor thereafter appointed and to select the Controlling Class Representative from whom the Special Servicer will seek advice and approval and take direction under certain circumstances, as described herein. The replacement Special Servicer may be a Certificateholder of such Class or an affiliate of any such Certificateholder. As described herein, any such Special Servicer will have considerable latitude in determining to liquidate or modify defaulted Mortgage Loans. In addition, the Special Servicer will perform certain servicing functions with respect to the Mortgage Loans, pursuant to the Pooling and Servicing Agreement. See "Servicing of the Mortgage

Loans--Modifications, Waivers and Amendments" herein. It is contemplated that the initial Special Servicer or an affiliate thereof may purchase some or all of the Certificates of one or more Classes of Private Certificates, including the initial Controlling Class of Sequential Pay Certificates, and the Special Servicer or an affiliate thereof is not prohibited from purchasing the Certificates of any other Class. Although the Special Servicer will be obligated to observe the terms of the Pooling and Servicing Agreement and will be governed by the servicing standard described herein, it may, especially if it is itself a Certificateholder, have interests when dealing with defaulted Mortgage Loans that are in conflict with those of holders of Offered Certificates. For instance, a Special Servicer that is a Certificateholder could seek to mitigate the potential for loss to its Class from a troubled Mortgage Loan by deferring enforcement in the hope of maximizing future proceeds. However, such action could result in less proceeds to the Trust Fund than would have been realized if earlier action had been taken. In connection with the servicing of the Specially Serviced Mortgage Loans, the Special Servicer may, at the direction of the Controlling Class Representative, take actions with respect to such Specially Serviced Mortgage Loans that could adversely affect the holders of some or all of the Classes of Offered Certificates. It is possible that the Controlling Class Representative may direct the Special Servicer to take actions which conflict with the interests of the holders of certain Classes of Offered Certificates.

    RISK OF YEAR 2000. The transition from the year 1999 to the year 2000 may disrupt the ability of computerized systems to process information. The Master Servicer and the Trustee are currently modifying their computer systems and applications such that they will be year 2000 compliant by August 31, 1999. If the Master Servicer or Trustee is unable to complete such modifications by the year 2000, the ability of the Master Servicer or Trustee to service the Mortgage Loans and make distributions to the Certificateholders, respectively, may be materially and adversely affected.

CERTAIN RISK FACTORS ASSOCIATED WITH THE MORTGAGE LOANS

    RISKS OF LENDING ON INCOME-PRODUCING PROPERTIES. The Mortgaged Properties consist entirely of income-producing real estate. Lending on the security of income-producing real estate is generally viewed as exposing a lender to a greater risk of loss than lending on the security of single-family residences. Income property lending typically involves larger loans than single-family lending. In addition, and unlike loans made on the security of single family residences, repayment of loans made on the security of income-producing real property depends upon the ability of the related real estate project (i) to generate income sufficient to pay operating expenses and leasing commissions, to make necessary repairs, tenant improvements and capital improvements and to pay debt service and (ii) in the case of loans that do not fully amortize over their terms, to retain sufficient value to permit the borrower to pay off the loan at maturity by sale or refinancing. A number of factors, many beyond the control of the property owner, can affect the ability of an income-producing real estate project to generate sufficient net operating income to pay debt service and/or to maintain its value. Among these factors are economic conditions generally and in the area of the project, the age, quality and design of the project and the degree to which it competes with other projects in the area, changes or continued weakness in specific industry segments, increases in operating costs, the willingness and ability of the owner to provide capable property management and maintenance and, in the case of Mortgaged Properties that are retail, industrial/warehouse or office properties, the degree to which the project's revenue is dependent upon a single tenant or user, a small group of tenants, tenants concentrated in a particular business or industry and the competition to any such tenants. If leases are not renewed or replaced, if tenants default and/or if rental rates fall and/or if operating expenses increase, the borrower's ability to repay the loan may be impaired and the resale value of the property, which is substantially dependent upon the property's ability to generate income, may decline. In addition, there are other factors, including changes in zoning or tax laws, the availability of credit for refinancing, and changes in interest rate levels that may adversely affect the value of a project (and thus the borrower's ability to sell or refinance) without necessarily affecting the ability to generate current income.

    In addition, particular types of income properties are exposed to particular risks. For instance, office properties may require their owners to expend significant amounts of cash to pay for general capital improvements, tenant improvements and costs of re-leasing space. Also, office properties that are not equipped to accommodate the needs of modern businesses may become functionally obsolete and thus non-competitive. Multifamily projects are part of a market that, in general, is characterized by low barriers to entry. Thus, a particular apartment market with historically low vacancies could experience substantial new construction, and a resultant oversupply of units, in a relatively short period of time. Since multifamily apartment units are typically leased on a short-term basis, the tenants who reside in a particular project within such a market may easily move to alternative projects with more desirable amenities or locations. The rent limitations imposed on Section 42 Properties may adversely affect the ability of the applicable borrowers to increase rents to maintain such Mortgaged Properties in proper condition during periods of rapid inflation or declining market value of such Mortgaged Properties. In addition, the income restrictions on tenants imposed by Section 42 of the Code may reduce the number of eligible tenants in such Mortgaged Properties and result in a reduction in occupancy rates applicable thereto. See "Description of the Mortgage Pool--Certain Terms and Conditions of the Mortgage Loans--Low Income Housing Tax Credits" herein. Shopping centers, in general, are affected by the health of the retail industry, which is currently undergoing a consolidation and is experiencing changes due to the growing market share of "off-price" retailing, and a particular shopping center may be adversely affected by the bankruptcy or decline in drawing power of an anchor tenant, a shift in consumer demand due to demographic changes (for example, population decreases or changes in average age or income) and/or changes in consumer preference (for example, to discount retailers). See "Description of the Mortgage Pool--Additional Mortgage Loan Information--Certain Lease Matters" herein. Industrial properties may be adversely affected by reduced demand for industrial space occasioned by a decline in a particular industry segment (for example, a decline in defense spending), and a particular industrial property that suited the needs of its original tenant may be difficult to re-let to another tenant or may become functionally obsolete relative to newer properties. See "Risk Factors--Risks Associated with Certain Mortgage Loans and Mortgaged Properties" in the Prospectus.

    In the case of retail properties, the failure of an anchor tenant to renew its lease, the termination of an anchor tenant's lease, the bankruptcy or economic decline of an anchor tenant, or the cessation of the business of an anchor at its store, notwithstanding its continued payment of rent after "going dark", can have a particularly negative effect on the economic performance of a shopping center property given the importance of anchor tenants in attracting traffic to other stores within the same shopping center. In addition, the failure of one or more major tenants, such as an anchor tenant, to operate from its premises may entitle other tenants to rent reductions or the right to terminate their leases. For several Mortgage Loans, the land and improvements utilized by an anchor or other tenant are not subject to the related Mortgage.

    Mortgage Loans secured by liens on residential health care facilities pose risks not associated with loans secured by liens on other types of income-producing real estate. Providers of long-term nursing care, assisted living and other medical services are subject to federal and state laws that relate to the adequacy of medical care, distribution of pharmaceuticals, rate setting, equipment, personnel, operating policies and additions to facilities and services and, to the extent dependent on patients whose fees are reimbursed by private insurers, to the reimbursement policies of such insurers. The failure of any of such borrower to maintain or renew any required license or regulatory approval could prevent it from continuing operations at a Mortgaged Property (in which case no revenues would be received from such property or portion thereof requiring licensing) or, if applicable, bar it from participation in government reimbursement programs. Furthermore, in the event of foreclosure, there can be no assurance that the Trustee or any other purchaser at a foreclosure sale would be entitled to the rights under such licenses and such party may have to apply in its own right for such a license. There can be no assurance that a new license could be obtained or that the related Mortgage Property would be adaptable to other uses. To the extent any nursing home receives a significant portion of its revenues from government reimbursement programs, primarily Medicaid and Medicare, such revenue may be subject to statutory and regulatory changes, retroactive rate adjustments, administrative rulings, policy interpretations, delays by fiscal intermediaries and government funding restrictions. Moreover, governmental payors have employed cost-containment measures that limit payments to health care providers, and there are currently under consideration various proposals in the United States Congress that could materially change or curtail those payments. Accordingly, there can be no assurance that payments under government reimbursement programs will, in the future, be sufficient to fully reimburse the cost of caring for program beneficiaries. If not, net operating income of the Mortgaged Properties that receive substantial revenues from those sources, and consequently the ability of the related borrowers to meet their Mortgage Loan obligations, could be adversely affected. Under applicable federal and state laws and regulations, including those that govern Medicare and Medicaid programs, only the provider who actually furnished the related medical goods and services may sue for or enforce its rights to reimbursement. Accordingly, in the event of foreclosure, none of the Trustee, the Master Servicer, the Special Servicer or a subsequent lessee or operator of the property would generally be entitled to obtain from federal or state governments any outstanding reimbursement payments relating to services furnished at the respective properties prior to such foreclosure.

    Various factors, including location, quality and franchise affiliation (or lack thereof), affect the economic viability of a hotel. Adverse economic conditions, either local, regional or national, may limit the amount that may be charged for a room and may result in a reduction in occupancy levels. The construction of competing hotels or motels can have similar effects. Because hotel rooms generally are rented for short periods of time, hotel properties tend to respond more quickly to adverse economic conditions and competition than do other commercial properties. The successful operation of a hotel with a franchise affiliation may depend in part upon the strength of the franchisor, the public perception of the franchise service mark and the continued existence of any franchise license agreement. The transferability of a franchise license agreement may be restricted, and a lender or other person that acquires title to a hotel property as a result of foreclosure may be unable to succeed to the borrower's rights under any franchise license agreement. Furthermore, the ability of a hotel to attract customers, and some of such hotel's revenues, may depend in large part on its having a liquor license. Such a license may not be transferable (for example, in connection with a foreclosure).

    CREDIT LEASE MORTGAGED PROPERTIES. Seventy-three (73) of the Mortgage Loans, or 6.8%, are Credit Lease Loans. The payment of interest and principal on Credit Lease Loans is dependent principally on the payment by each Tenant or guarantor of the Tenant's Credit Lease (the "Guarantor"), if any, of Monthly Rental Payments and other payments due under the terms of its Credit Lease. A downgrade in the credit rating of the Tenant and/or the Guarantor may have a related adverse effect on the rating of the Offered Certificates. In addition, because the ability of a Credit Lease to service the related Credit Lease Loan is dependent on revenue from a single Tenant, in the event of a default under a Credit Lease or the associated guarantee, as the case may be, the Mortgagor may not have the ability to make required payments on such Credit Lease Loan until the premises are re-let. If a payment default on the Credit Lease Loan occurs, the Special Servicer may be entitled to foreclose upon or otherwise realize upon the related Mortgaged Property to recover amounts due under the Credit Lease Loan, and will also be entitled to pursue any available remedies against the defaulting Tenant and any Guarantor. Other than with respect to one Credit Lease Loan, or 0.06%, each Credit Lease Loan which is a Balloon Loan is insured to the extent of the related Balloon Payment through a residual value insurance policy. Pursuant to the terms of such policies, if a default occurs under such Credit Lease Loans and no recovery is available from the related Mortgagor, the Tenant or any Guarantor, the Special Servicer will be entitled to recover in full the amount of the Balloon Payment due under such Credit Lease Loan after the maturity date for such Credit Lease Loan. With respect to defaults other than with respect to Balloon Payments (and defaults with respect to Balloon Payments of the Credit Lease Loans which are Balloon Loans but do not benefit from a residual value insurance policy), it is unlikely that the Special Servicer will be able to recover in full the amounts then due under such Credit Lease Loans. See "Description of the Mortgage Pool--Credit Lease Loans" herein.

    FACTORS AFFECTING LEASE ENHANCEMENT POLICY PROCEEDS. With respect to each Credit Lease Loan which is not secured by a Bond-Type Lease (as defined herein), the Trustee is the beneficiary of a non-cancelable Lease Enhancement Policy (as defined herein) obtained to cover certain lease termination (and abatement with respect to losses arising out of a condemnation) events arising out of a casualty to, or condemnation of, the related Mortgaged Property issued by Chubb Custom Insurance Company (the "Enhancement Insurer"), which, as of the Cut-off Date, was rated "AAA" by Standard & Poor's and "Aaa" by Moody's. Each Lease Enhancement Policy is subject to certain limited exclusions and does not insure interest on Credit Lease Loans for a period of greater than 75 days past the date of the occurrence of a Casualty or Condemnation Right (each as defined herein). The Enhancement Insurer is not required to pay amounts due under the Credit Lease Loan other than principal and, subject to the limitation above, accrued interest, and therefore is not required to pay any Prepayment Premium or Yield Maintenance Charge due thereunder or any amounts the related Mortgagor is obligated to pay thereunder as reimbursement for outstanding Servicing Advances.

    Certificateholders may be adversely affected by any failure by the Enhancement Insurer to pay under the terms of the Lease Enhancement Policies, and any downgrade of the credit rating of the Enhancement Insurer (or the provider of a residual value insurance policy) may adversely affect the ratings of the Offered Certificates. See "Description of the Mortgage Pool--Credit Lease Loans" herein.

    NONRECOURSE MORTGAGE LOANS. The Mortgage Loans are not insured or guaranteed by any governmental entity or private mortgage insurer. The Depositor has not undertaken any evaluation of the significance of the recourse provisions of Mortgage Loans that may permit recourse against the related borrower or another person in the event of a default. Accordingly, investors should consider all of the Mortgage Loans to be nonrecourse loans as to which recourse in the case of default will be limited to the related Mortgaged Property.

    ENVIRONMENTAL LAW CONSIDERATIONS. Contamination of real property may give rise to a lien on that property to assure payment of the cost of clean-up or, in certain circumstances, may result in liability to the lender for that cost. Such contamination may also reduce the value of a property. A "Phase I" environmental site assessment was performed at each of the Mortgaged Properties. See "Description of the Mortgage Pool--Assessments of Property Condition--Environmental and Engineering Assessments" herein.

    The Pooling and Servicing Agreement requires that the Special Servicer obtain an environmental site assessment of a Mortgaged Property prior to taking possession of the property through foreclosure or otherwise or assuming control of its operation. Such requirement effectively precludes enforcement of the security for the related Mortgage Note until a satisfactory environmental site assessment is obtained (or until any required remedial action is thereafter taken), but will decrease the likelihood that the Trust Fund will become liable for a material adverse environmental condition at the Mortgaged Property. However, there can be no assurance that the requirements of the Pooling and Servicing Agreement will effectively insulate the Trust Fund from potential liability for a materially adverse environmental condition at any Mortgaged Property. See "Description of the Pooling Agreements--Realization Upon Defaulted Mortgage Loans", "Risk Factors--Environmental Risks" and "Certain Legal Aspects of Mortgage Loans and Leases--Environmental Considerations" in the Prospectus.

    BALLOON PAYMENTS. Four hundred thirty-one (431) of the Mortgage Loans, or 57.6%, are Balloon Loans, which involve a greater risk to a lender than fully-amortizing loans because the ability of a borrower to make a Balloon Payment typically will depend upon its ability either to fully refinance the loan or to sell the related mortgaged property at a price sufficient to permit the borrower to make the Balloon Payment. Moreover, and whether or not losses are ultimately sustained, any delay in the collection of a Balloon Payment that would otherwise be distributable in respect of a Class of Offered Certificates will likely extend the weighted average life of such Class. The ability of a borrower to effect a refinancing or sale will be affected by a number of factors, including the value of the related Mortgaged Property, the level of available mortgage rates at the time of sale or refinancing, the borrower's equity in the Mortgaged

Property, the financial condition and operating history of the borrower and the Mortgaged Property, tax laws, prevailing general economic conditions and the availability of credit for loans secured by multifamily or commercial, as the case may be, real properties generally. See "Risk Factors--Balloon Payments; Borrower Default" in the Prospectus.

    In order to maximize recoveries on defaulted Mortgage Loans, the Pooling and Servicing Agreement permits the Special Servicer to extend and modify Mortgage Loans that are in material default or as to which a payment default (including the failure to make a Balloon Payment) is imminent; subject, however, to the limitations described under "Servicing of the Mortgage Loans--Modifications, Waivers and Amendments" herein. There can be no assurance, however, that any such extension or modification will increase the present value of recoveries in a given case. Any delay in collection of a Balloon Payment that would otherwise be distributable in respect of a Class of Offered Certificates, whether such delay is due to borrower default or to modification of the related Mortgage Loan, will likely extend the weighted average life of such Class of Offered Certificates. See "Yield and Maturity Considerations" herein and in the Prospectus.

    RISK OF SUBORDINATED DEBT. The Mortgaged Properties securing seven Mortgage Loans, or 0.6%, are encumbered by subordinated debt. The existence of subordinated debt encumbering any Mortgaged Property may increase the difficulty of refinancing the related Mortgage Loan at maturity and the possibility that reduced cash flow could result in deferred maintenance. Also, in the event that the holder of the subordinated debt has filed for bankruptcy or been placed in involuntary receivership, foreclosing on the Mortgaged Property could be delayed. See "Certain Legal Aspects of Mortgage Loans and Leases-- Subordinate Financing" and "--Due-on-Sale and Due-on-Encumbrance" in the Prospectus and "Description of the Mortgage Loans--Certain Terms and Conditions of the Mortgage Loans--Other Financings" herein.

                        DESCRIPTION OF THE MORTGAGE POOL

GENERAL

    The Mortgage Pool will consist of 664 conventional, fixed rate Mortgage Loans, with an Initial Pool Balance of $3,408,048,239, which will equal the aggregate Cut-off Date Balance of such Mortgage Loans. The Cut-off Date Balances of the Mortgage Loans range from $408,723 to $178,378,814, and the Mortgage Loans have an average Cut-off Date Balance of $5,132,603. ALL PERCENTAGES OF THE MORTGAGE LOANS, OR OF ANY SPECIFIED GROUP OF MORTGAGE LOANS, REFERRED TO HEREIN WITHOUT FURTHER DESCRIPTION ARE APPROXIMATE PERCENTAGES BY AGGREGATE CUT-OFF DATE BALANCE. REFERENCES TO PERCENTAGES OF MORTGAGED PROPERTIES REFERRED TO HEREIN WITHOUT FURTHER DESCRIPTION ARE REFERENCES TO THE PERCENTAGES OF THE INITIAL POOL BALANCE REPRESENTED BY THE AGGREGATE CUT-OFF DATE BALANCE OF THE RELATED MORTGAGE LOANS. FOR PURPOSES OF CALCULATIONS HEREIN, AS SHOWN ON ANNEX A HERETO, EACH OF THE MORTGAGE LOANS IS DEEMED TO BE SECURED BY ONE MORTGAGED PROPERTY, WHETHER OR NOT SUCH MORTGAGED PROPERTY IS COMPRISED OF MORE THAN ONE PARCEL. IN THE CASE OF MORTGAGE LOANS SECURED BY MULTIPLE MORTGAGED PROPERTIES LOCATED IN MORE THAN ONE STATE, SUCH MORTGAGED PROPERTIES ARE, FOR PURPOSES OF CALCULATIONS HEREIN, DEEMED TO BE LOCATED ONLY IN THE STATE OF THE MORTGAGED PROPERTY OR PROPERTIES HAVING THE HIGHEST APPRAISED VALUE. ALL NUMERICAL INFORMATION PROVIDED HEREIN WITH RESPECT TO THE MORTGAGE LOANS IS PROVIDED ON AN APPROXIMATE BASIS.

    All of the Mortgage Loans are evidenced by a promissory note (each a "Mortgage Note"). All of the Mortgage Loans are secured by a mortgage, deed of trust or other similar security instrument (each, a "Mortgage") that creates a first mortgage lien on a borrower's fee simple estate (other than 16 Mortgage Loans, or 6.4%, on the borrower's leasehold estate and with respect to six Mortgage Loans, or 1.8%, on both the borrower's leasehold estate and the underlying fee simple estate) in an income-producing real property (each, a "Mortgaged Property").

    Set forth below are the number of Mortgage Loans, and the approximate percentage of the Initial Pool Balance represented by such Mortgage Loans, that are secured by Mortgaged Properties operated for each indicated purpose:

                                                                                                         PERCENTAGE OF
                                                                                         NUMBER OF       INITIAL POOL
PROPERTY TYPE                                                                         MORTGAGE LOANS        BALANCE
----------------------------------------------------------------------------------  -------------------  -------------
Multifamily(1)....................................................................             228             31.7%
Retail(2).........................................................................             168             27.3%
Office(3).........................................................................              71             20.0%
Hospitality(4)....................................................................              45              6.8%
Industrial/Warehouse..............................................................              44              3.8%
Health Care(5)....................................................................              12              1.9%
Self-Storage......................................................................              11              0.6%
Mixed Use.........................................................................               8              0.6%
Mobile Home Park..................................................................               5              0.4%

Credit Lease Loans(6).............................................................              73              6.8%

------------------------

(1) Including eight Mortgage Loans, or 0.8%, secured by properties which are eligible to receive low-income housing tax credits pursuant to Section 42 of the Internal Revenue Code of 1986 (the "Code" and such properties, the "Section 42 Properties").

(2) Including 100 Mortgage Loans, or 20.1%, secured by anchored retail or regional mall properties and 68 Mortgage Loans, or 7.2%, secured by unanchored retail properties.

(3) Including two Mortgage Loans, or 9.8%, secured by Mortgaged Properties triple net leased to IBM.

(4) All but four of such Mortgage Loans, or 0.3%, are secured by Mortgaged Properties which are affiliated with recognized hotel/motel franchisors.

(5) Including two Mortgage Loans, or 0.1%, secured by assisted living facilities; one Mortgage Loan, or 0.2%, secured by a congregate care facility; and nine Mortgage Loans, or 1.6%, secured by skilled nursing facilities.

(6) Including 71 Mortgage Loans, or 6.7%, secured by retail properties and two Mortgage Loans, or 0.1%, secured by office properties.

    The Mortgaged Properties are located throughout 43 states and the District of Columbia. Set forth below are the number of Mortgage Loans, and the approximate percentage of the Initial Pool Balance represented by such Mortgage Loans, that are secured by Mortgaged Properties located in the states with concentrations of Mortgage Loans above 5.0%:

                                                                                                          PERCENTAGE OF
                                                                                         NUMBER OF        INITIAL POOL
STATE                                                                                 MORTGAGE LOANS         BALANCE
----------------------------------------------------------------------------------  -------------------  ---------------
California........................................................................             114               12.0%
Texas.............................................................................              38               10.0%
New York..........................................................................              30                9.3%
Illinois..........................................................................              22                8.0%
Florida...........................................................................              57                7.1%
Georgia...........................................................................              31                6.3%
Maryland..........................................................................              29                5.3%

    Two of the Mortgage Loans, or 9.8%, are to separate borrowers which are each owned in part by IBM. No other Mortgage Loan or group of Mortgage Loans to one borrower or group of related borrowers exceeds 4.8% of the Initial Pool Balance. See "--Additional Mortgage Loan Information."

MORTGAGE LOAN HISTORY

    Two hundred seventy-three (273) of the Mortgage Loans, or 50.8% (the "Lehman Loans"), will be acquired by the Depositor from the Lehman Seller, which either originated each such Mortgage Loan or acquired it in connection with its commercial and multifamily mortgage loan conduit program. Two hundred seventy-one (271) of the Mortgage Loans, or 39.5% (the "FUNB Loans"), will be acquired by the Depositor from FUNB, which either originated each such Mortgage Loan or acquired it in connection with its commercial and multifamily mortgage loan conduit program. One hundred twenty (120) of the Mortgage Loans or 9.7% (the "Bank of America Loans"), will be acquired by the Depositor from Bank of America NT&SA, which originated each such Mortgage Loan in connection with its commercial and multifamily mortgage loan conduit program. All but 20 of the Mortgage Loans, or 2.5%, were originated after September 1997.

    None of the Mortgage Loans was 30 days or more delinquent as of the Cut-off Date, and no Mortgage Loan has been more than 30 days delinquent during the 12 months preceding the Cut-off Date.

CERTAIN TERMS AND CONDITIONS OF THE MORTGAGE LOANS

    MORTGAGE RATES; CALCULATIONS OF INTEREST. All of the Mortgage Loans bear interest at Mortgage Rates that will remain fixed for their remaining terms, except after the applicable Anticipated Repayment Date with respect to 103 of the Mortgage Loans. See "--Amortization" below. One hundred twenty-nine (129) of the Mortgage Loans, or 19.5%, accrue interest on the basis (a "30/360 basis") of a 360-day year consisting of twelve 30-day months, and 535 of the Mortgage Loans, or 80.5%, accrue interest on the basis (an "actual/360 basis") of the actual number of days elapsed over a 360 day year.

    DUE DATES. All but seven of the Mortgage Loans have Due Dates (that is, the dates upon which the related Monthly Payments first become due) that occur on the first day of each month. However, for purposes hereof, the Due Dates of all the Mortgage Loans will be deemed to be the first day of each month.

    AMORTIZATION. Four hundred thirty-one (431) of the Mortgage Loans, or 57.6%, provide for Monthly Payments based on amortization schedules significantly longer than their respective terms to maturity. One hundred three
(103) of the Mortgage Loans (the "ARD Loans"), or 23.9%, provide that if the unamortized principal amount thereof is not repaid on a date (the "Anticipated Repayment Date") set forth in the related Mortgage Note, the Mortgage Loan will accrue additional interest (the "Additional Interest") at the rate set forth therein and the borrower will be required to apply excess monthly cash flow (the "Excess Cash Flow") generated by the Mortgaged Property (as determined in the related Mortgage) to the repayment of principal outstanding on the Mortgage Loan. With respect to such Mortgage Loans, no Prepayment Premiums or Yield Maintenance Charges will be due in connection with any principal prepayment after the Anticipated Repayment Date. One hundred thirty (130) of the Mortgage Loans, or 18.5%, are self-amortizing. Six of the Balloon Loans, or 1.9%, one of the ARD Loans, or 4.5%, and twenty-six (26) of such self-amortizing Mortgage Loans, or 1.7% (all but one of which are Credit Lease Loans as described herein), provide for changes in the amount of their respective Monthly Payments at specified times in the future which coincide with rent increases on the underlying property leases. See "Risk Factors--Balloon Payments" herein.

    PREPAYMENT PROVISIONS. As of the Cut-off Date, all of the Mortgage Loans restrict or prohibit voluntary principal prepayment. In general, the Mortgage Loans either (i) prohibit voluntary payments of principal for most of their respective terms (490 Mortgage Loans, or 73.0%); (ii) prohibit voluntary prepayments of principal for a period ending on a date specified in the related Mortgage Note and thereafter, in general, require that prepayments made for most of their respective terms to maturity be accompanied by a Prepayment Premium and/or Yield Maintenance Charge in excess of the amount prepaid (171 Mortgage Loans, or 26.3%); or (iii) permit voluntary principal payments provided that the prepayment is accompanied by a Yield Maintenance Charge or a Prepayment Premium for most of their respective terms to maturity (three Mortgage Loans, or 0.7%). With respect to 165 of the Mortgage Loans which impose Yield Maintenance Charges, 164 of such Mortgage Loans, or 24.8%, provide for the calculation of the Yield Maintenance Charge using a discount rate equal to the applicable Treasury Rate (as set forth in the related Mortgage Note), one of such Mortgage Loans, or 0.1% of such Mortgage Loans, provide for the calculation of the Yield Maintenance Charge using a discount rate equal to the applicable Treasury Rate plus 1.0%. See "--Additional Mortgage Loan Information" herein. Prepayment Premiums and Yield Maintenance Charges, if and to the extent collected, will be distributed to the holders of the Offered Certificates as described herein under "Description of the Certificates--Distributions--Allocation of Prepayment Premiums and Yield Maintenance Charges." The Depositor makes no representation as to the enforceability of the provisions of any Mortgage Note requiring the payment of a Prepayment Premium or Yield Maintenance Charge, or of the collectability of any Prepayment Premium or Yield Maintenance Charge.

    Four hundred eighty-eight (488) of the Mortgage Loans, or 73.0%, provide that, in general, but not earlier than two years after the Closing Date, under certain conditions, the holder of the Mortgage may require the related borrower, or the related borrower will have the right, to substitute a pledge of "Defeasance Collateral" in exchange for a release of the Mortgaged Property from the lien of the related Mortgage without the prepayment of the Mortgage Loan and the payment of the applicable Yield Maintenance Charge or Prepayment Premium. In general, "Defeasance Collateral" is required to consist of direct, non-callable United States Treasury obligations that provide for payments prior, but as close as possible, to all successive Due Dates and the scheduled maturity date (or Anticipated Repayment Date in the case of ARD Loans), with each such payment being equal to or greater than (with any excess to be returned to the borrower) the Monthly Payment due on such date or (i) in the case of a Balloon Loan on the scheduled maturity date, the Balloon Payment, or (ii) in the case of an ARD Loan, the principal balance on its Anticipated Repayment Date. The Pooling and Servicing Agreement will require the Master Servicer or the Special Servicer to require each borrower that proposes to prepay its Mortgage Loan to pledge Defeasance Collateral in lieu of making a prepayment, to the extent provided for in the related Mortgage Note, but in each case subject to certain conditions, including (i) that the defeasance would not have an adverse effect on the REMIC status of any of the REMICs (accordingly, no defeasance would be required prior to the second anniversary of the Closing Date) and (ii) receipt of confirmation from each Rating Agency that acceptance of a pledge of the Defeasance Collateral in lieu of a full prepayment will not result in a downgrade, withdrawal or qualification of the rating then assigned by it to any Class of Certificates. The Pooling and Servicing Agreement may not be amended to adversely affect in any material respect the interests of the holders of any Class of Certificates without the consent of all the Certificateholders of such Class.

    Neither the Master Servicer nor the Special Servicer will be permitted to waive or modify the terms of any Mortgage Loan prohibiting voluntary prepayments during a Lockout Period or requiring the payment of a Prepayment Premium or Yield Maintenance Charge except under the circumstances described in "Servicing of the Mortgage Loans--Modifications, Waivers and Amendments" herein.

    OTHER FINANCING. The Mortgaged Properties securing seven Mortgage Loans, or 0.6%, are encumbered by subordinated debt. In addition, with respect to ten Mortgage Loans, or 1.8%, the related borrower or their principals have incurred partnership debt. With limited exception, all of the Mortgage Loans either prohibit the related borrower from encumbering the Mortgaged Property with additional secured debt or require the lender's consent prior to so encumbering such property. See "--Due-on-Sale and Due-on-Encumbrance Provisions" below.

    NONRECOURSE OBLIGATIONS. The Mortgage Loans are generally nonrecourse obligations of the related borrowers and, upon any such borrower's default in the payment of any amount due under the related Mortgage Loan, the holder thereof may look only to the related Mortgaged Property for satisfaction of the borrower's obligations. In addition, in those cases where recourse to a borrower or guarantor is purportedly permitted, the Depositor has not undertaken an evaluation of the financial condition of any such person, and prospective investors should thus consider all of the Mortgage Loans to be nonrecourse.

    "DUE-ON-SALE" AND "DUE-ON-ENCUMBRANCE" PROVISIONS. Substantially all of the Mortgages contain "due-on-sale" and "due-on-encumbrance" clauses that, in general, permit the holder of the Mortgage to accelerate the maturity of the related Mortgage Loan if the borrower sells or otherwise transfers or encumbers the related Mortgaged Property or prohibit the borrower from doing so without the consent of the holder of the Mortgage. However, certain of the Mortgage Loans permit one or more transfers of the related Mortgaged Property, and the IBM/Broadmoor Loan (as defined herein) permits the borrower thereunder to encumber the related Mortgage Property with a limited amount of subordinate indebtedness. See "--The Four Largest Loans--The IBM/Broadmoor Loan--Permitted Indebtedness" herein. As provided in the Pooling and Servicing Agreement, the Special Servicer, on behalf of the Trust Fund, will determine, in a manner consistent with the servicing standard described herein under "Servicing of the Mortgage Loans--General," whether to exercise any right the holder of any Mortgage may have under any such clause to accelerate payment of the related Mortgage Loan upon, or to withhold its consent to, any transfer or further encumbrance of the related Mortgaged Property.

    CROSS-DEFAULT AND CROSS-COLLATERALIZATION OF CERTAIN MORTGAGE
LOANS. Thirty-three (33) of the Mortgage Loans, or 2.9%, are cross-collateralized and cross-defaulted with one or more Mortgage Loans in the Mortgage Pool as indicated in Annex A. No Mortgage Loans are cross-collateralized or cross-defaulted with any loans which are not included in the Mortgage Pool. The Master Servicer or the Special Servicer, as the case may be, will determine whether to enforce the cross-default and cross-collateralization rights upon a mortgage loan default with respect to any of these Mortgage Loans. The Certificateholders will not have any right to participate in or control any such determination. No other Mortgage Loans are subject to cross-collateralization or cross-default provisions.

    LOW INCOME HOUSING TAX CREDITS. Eight of the Mortgaged Properties, or 0.8%, are eligible to receive low-income housing tax credits ("Tax Credits") pursuant to Section 42 of the Code ("Section 42 Properties"). Section 42 of the Code provides a Tax Credit for owners of residential rental property meeting the definition of low-income housing who have received a tax credit allocation from the state or local allocating agency.

    At the time the project is "placed in service" (that is, when the first unit is available for occupancy), the property owner must make an irrevocable election of one of two set-aside rules, either (i) at least 20% of the units must be rented to tenants with incomes of 50% or less of the median income (as defined below), or (ii) at least 40% of the units must be rented to tenants with incomes of 60% or less of the median income. The aggregate amount of Tax Credits the owner is entitled to is based upon the percentage of total units made available to qualified tenants. Median income is determined by the U.S. Department of Housing and Urban Development ("HUD") for each metropolitan area or county in the United States and is adjusted annually.

    The Tax Credit provisions require that gross rent for each low-income unit not exceed 30% of the annual HUD median income, adjusted for the household size expected to occupy the particular unit. The gross rent charged for a unit must take into account an allowance for utilities. If utilities are paid by the tenant, then the maximum allowable Tax Credit rent is reduced according to utility allowances, as provided in regulations of the Internal Revenue Service.

    Under the Tax Credit provisions, a property owner must comply with the tenant income restrictions and rental restrictions over a 15-year compliance period, which provide for an annual adjustment of rent according to published area median income statistics. In addition, agreements governing the property may require an "extended use period" which has the effect of extending the income and rental restrictions for an additional period (typically 15 years).

    In the event a Tax Credit project does not maintain compliance with the Tax Credit restrictions on tenant income or rental rates, the owners of the Tax Credit project may lose the Tax Credits related to the period of the noncompliance and face the partial recapture of previously taken Tax Credits. The loss of Tax Credits, and the possibility of recapture of Tax Credits already taken, may provide significant incentive for project owners to keep the Tax Credit project in compliance and to fund property operating deficits.

ASSESSMENTS OF PROPERTY CONDITION

    PROPERTY INSPECTIONS. All of the Mortgaged Properties were inspected in connection with the origination or acquisition of the related Mortgage Loans to assess their general condition. No inspection revealed any patent structural deficiency or any deferred maintenance considered material and adverse to the interests of the holders of the Offered Certificates and for which adequate reserves have not been established.

    APPRAISALS. All of the Mortgaged Properties (except for two Mortgage Loans, or 4.8%, control numbers 3 and 4) were appraised by a state certified appraiser or an appraiser belonging to the Appraisal Institute. The primary purpose of each appraisal was to provide an opinion of the market value of the related Mortgaged Property. There can be no assurance that another appraiser would have arrived at the same opinion of value.

    ENVIRONMENTAL ASSESSMENTS. A "Phase I" environmental site assessment was performed with respect to all the Mortgaged Properties in connection with the origination of the related Mortgage Loans. In certain cases, additional environmental testing, as recommended by such "Phase I" assessment, was performed. Generally, in each case where environmental assessments recommended corrective action, the originator determined that the necessary corrective action had been undertaken in a satisfactory manner, was being undertaken in a satisfactory manner or that such corrective action would be adequately addressed post-closing. In some instances, the originator required that reserves be established to cover the estimated cost of such remediation. In connection with the origination of one Mortgage Loan, or 1.9%, a reserve (in the amount of $400,000) was established for the purpose upgrading an existing sewage treatment facility located on the related Mortgaged Property. No other Mortgage Loan has an environmental reserve in excess of $100,000.

    ENGINEERING ASSESSMENTS. In connection with the origination of 617 of the Mortgage Loans, or 93.9%, a licensed engineer or architect inspected the related Mortgaged Property to assess the structure, exterior walls, roofing, interior structure and mechanical and electrical systems. No engineering inspections were made with respect to the remaining 47 Mortgage Loans (including Credit Lease Loans), or 6.1%, which were determined by the related Mortgage Loan Seller to be either "new construction" or a "substantially rehabilitated property" pursuant to its underwriting guidelines. The resulting reports indicated certain deferred maintenance items and/or recommended capital improvements with respect to certain of such Mortgaged Properties. Generally, with respect to a majority of Mortgaged Properties, the related borrowers were required to deposit with the lender an amount equal to at least 125% of the licensed engineer's estimated cost of the recommended repairs, corrections or replacements to assure their completion.

    EARTHQUAKE ANALYSES. An architectural and engineering consultant performed an analysis on 111 of the 114 Mortgaged Properties located in the State of California in order to evaluate the structural and seismic condition of the property and to assess, based primarily on statistical information, the maximum probable loss for the property in an earthquake scenario. The resulting reports, which were prepared not earlier than January 1997, concluded that in the event of an earthquake, only 11 of the Mortgaged Properties are likely to suffer a bounded or probable maximum loss in excess of 25% of the amount of the estimated replacement cost of the improvements. Five of those 11 Mortgaged Properties are covered by earthquake insurance in an amount at least equal to the outstanding principal balance of the related Mortgage Loan. Four of the Mortgage Loans are required to be covered by such insurance through the maturity date thereof. One Mortgage Loan, or 0.05%, is covered by earthquake insurance through the earlier of the maturity date or the completion of certain seismic retrofitting recommended by a consultant to reduce the maximum probable loss to less than 25% of the amount of the amount of the estimated cost of the improvements.

THE FOUR LARGEST LOANS

THE IBM/SOMERS LOAN

    The largest Mortgage Loan, the IBM/Somers Loan, was originated by the Lehman Seller and has a Cut-off Date Balance of $178,378,814. The IBM/Somers Loan is self amortizing and is secured by a first mortgage encumbering the fee simple interest in a five building "Class A" office complex located in Somers, New York (the "IBM/Somers Property"). The IBM/Somers Property is triple net leased to International Business Machines Corporation ("IBM") for the term of the IBM/Somers Loan (such lease, the "IBM/Somers Net Lease"). IBM's senior unsecured debt is rated A+/A1 by Standard & Poor's and Moody's, respectively. The IBM/Somers Loan was made to New Somers, L.L.C. (the "IBM/Somers Borrower"), a special purpose limited liability company, whose members are affiliates of IBM (50%), Shorenstein Company, L.P. (25%) and Fremont Investors, Inc. (25%). An affiliate of IBM is also a partner in the IBM/Broadmoor Borrower (as defined herein).

    The IBM/Somers Loan has a remaining term to maturity of 185 months and is scheduled to mature on October 1, 2013. Except in connection with certain casualty or condemnation events, the IBM/Somers Borrower is prohibited from voluntarily prepaying the IBM/Somers Loan prior to August 15, 2013. The IBM/Somers Borrower is permitted to defease the IBM/Somers Loan with United States Treasury obligations beginning two years from the Closing Date.

    Additional terms for the IBM/Somers Loan are as set forth on Annex A.

    The Property. The IBM/Somers Property is located on 747-acre parcel in Somers, New York (Westchester County). The IBM/Somers Property was designed by I.M. Pei and constructed in 1987 to IBM's specifications. The IBM/Somers property includes four four-story office buildings and one four-story corporate services building. As currently developed, the property includes a total of 1,078,069 square feet of net rentable space and parking for 2,639 cars (with an additional 700 spaces to be added in September 1998). The IBM/Somers Property is fully occupied by five operating divisions of IBM and is leased to IBM pursuant to the IBM/Somers Net Lease.

    Value. The Cut-off Date LTV Ratio of the IBM/Somers Loan is 63.7%, as leased. The appraised value of the IBM/Somers Property as of December 1997 was
(a) $280,000,000 on an as leased basis and (b) $232,000,000 on a mark to market basis.

    DSC Ratio.  The IBM/Somers Loan has a DSC Ratio of 1.32x.

    Lock Box. All rents payable under the IBM/Somers Net Lease are required to be deposited into a hard lockbox account controlled by the Master Servicer.

    The IBM/Somers Net Lease. Pursuant to the IBM/Somers Net Lease, IBM has leased the entire IBM/Somers Property through October 31, 2013. The IBM/Somers Net Lease provides for annual base rental payments (through October 31, 1998) in the amount of $23,378,273, which rental amount will increase to $24,795,587 during the period between November 1, 1998 and October 31, 2008, and $25,873,656 during the period between November 1, 2008 and October 31, 2013. The IBM/Somers Net Lease provides for two 5-year renewal options at an annual rent equal to 90% of then fair market rent.

    Costs of Repairs and Replacements. Pursuant to the IBM/Somers Net Lease, IBM is required to pay all operating expenses, insurance premiums, and maintenance and repair costs, including structural repairs (except as set forth below), with respect to the IBM/Somers Property. The IBM/Somers Borrower is responsible for making certain structural repairs required by a change of law; however, if the IBM/Somers Borrower incurs such expenses, the rent payable under the IBM/Somers Net Lease will be increased each year by 22% of the cost of such repairs until the earlier to occur of (i) the end of the term of the IBM/ Somers Net Lease and (ii) the date on which such costs have been fully amortized and repaid to the IBM/ Somers Borrower.

    Casualty and Condemnation. Upon a casualty event, the base rent payable under the IBM/Somers Net Lease will be abated (until the completion of the restoration) in proportion to the percentage of the IBM/Somers Property that is damaged. If (i) fifty percent or more of the HVAC and mechanical systems of the IBM/Somers Property, and (ii) seventy-five percent or more of the rentable area of the IBM/Somers Property is damaged and such damage cannot be repaired within two years after the date of such damage, or if the IBM/Somers Net Lease is scheduled to expire within two years after the date of such damage, IBM may elect to terminate the IBM/Somers Net Lease. In all other cases, the IBM/Somers Borrower is obligated to repair and restore the damage, regardless of whether the insurance proceeds are sufficient to complete such repairs; provided, however, if the amount of insurance proceeds is not sufficient to complete such repairs, IBM is obligated to pay all or a portion of such excess pursuant to a formula based on the number of years remaining in the term (assuming that both renewal options are exercised) and the expected life of the replacement item.

    In the event of a total condemnation of the IBM/Somers Property, the IBM/Somers Net Lease will terminate. Partial condemnations reducing the rentable area will result in a proportionate reduction in lease payments, and if a partial taking deprives IBM of 75% of rentable area, IBM may terminate the IBM/ Somers Net Lease.

    Condemnation Study. In connection with the origination of the IBM/Somers Loan a condemnation study was performed. The study concluded that there was no risk of material condemnation for the IBM/ Somers Property.

THE IBM/BROADMOOR LOAN

    The IBM/Broadmoor Loan was originated by the Lehman Seller and has Cut-off Date Balance of $154,000,000. The IBM/Broadmoor Loan is secured by a first deed of trust encumbering the leasehold estate of the IBM/Broadmoor Borrower (hereinafter defined) in a seven building "Class A" office complex located in Austin, Texas, and known as the Broadmoor Austin Office Complex (the "IBM/Broadmoor Property"). The IBM/Broadmoor Property is currently occupied by IBM pursuant to a triple net lease through March 2006 for 100% of the space, and for at least 70% of the space through March 2011. IBM's senior unsecured debt is rated A+/A1 by Standard & Poor's and Moody's, respectively. The IBM/ Broadmoor Loan was made to Broadmoor Austin Associates (the "IBM/Broadmoor Borrower"), a special-purpose limited partnership, whose partners are affiliates of IBM (50%) and Prentiss Properties Trust ("Prentiss") (50%). As of March 31, 1998, Prentiss owned interests in 229 office and industrial properties with approximately 19.8 million net rentable square feet. Prentiss is a publicly traded real estate investment trust on the New York Stock Exchange ("PP"). An affiliate of IBM is also a member of the IBM/Somers Borrower.

    The IBM/Broadmoor Loan is an ARD Loan with an Anticipated Repayment Date of April 10, 2011 (the "IBM/Broadmoor ARD") and with a final maturity date of April 10, 2023. Through April 10, 2001, the IBM/Broadmoor Loan requires monthly payments of interest only, accrued on an actual/360 basis. From May 10, 2001, through and including the payment due on April 10, 2006, the IBM/Broadmoor Loan requires monthly payments in the amount of $1,356,347.00, and from May 10, 2006 through and including March 10, 2011, the required monthly payment is $1,360,917.00. The principal amount scheduled to be outstanding on the IBM/Broadmoor ARD is $76,967,566. The above-payment schedule is equivalent to an amortization schedule of approximately 15.8 years.

    Prepayment. Except in connection with certain casualty or condemnation events, the IBM/ Broadmoor Borrower is prohibited from voluntarily prepaying the IBM/Broadmoor Loan until 45 days prior to the IBM/Broadmoor ARD. The IBM/Broadmoor Borrower is permitted to defease with United States Treasury Obligations the loan beginning two years from the Closing Date.

    Additional terms for the IBM/Broadmoor Loan are as set forth on Annex A.

    The Property. The IBM/Broadmoor Property is owned by IBM and is leased to the IBM/Broadmoor Borrower pursuant to the IBM/Broadmoor Ground Lease (hereinafter defined). The IBM/Broadmoor Property is comprised of seven buildings--one single-story, three six-story and three eight-story. The buildings contain 1,112,236 rentable square feet, in the aggregate, and parking for approximately 3,000 cars. The IBM/Broadmoor Property is fully occupied by IBM pursuant to the IBM/Broadmoor Net Lease.

    Value. The Cut-off Date LTV Ratio of the IBM/Broadmoor Loan is 76.2%, as leased. The appraised value of the IBM/Broadmoor Property as of February 1998 is
(a) $202,000,000 assuming IBM renews its lease upon its expiration in March 2011 and (b) $187,000,000 assuming IBM vacates at the time of lease expiration.

    DSC Ratio. The DSC Ratio of the IBM/Broadmoor Property is 1.50x based upon required debt service payments during the loan's interest-only period.

    Property Management. The IBM/Broadmoor Property is managed by Prentiss Properties Management, L.P., an affiliate of Prentiss. As of March 31, 1998, Prentiss was one of the 20 largest managers of office and industrial properties in the United States, managing approximately 49.0 million square feet in 484 office and industrial properties.

    The holder of the IBM/Broadmoor Mortgage may terminate the property manager for certain events, including but not limited to an event of default under the management agreement or an event of default under the IBM/Broadmoor Loan documents.

    Lock Box. All rents payable under the IBM/Broadmoor Net Lease are required to be deposited into a hard lockbox account controlled by the Master Servicer.

    Reserve Accounts. As described below, the term of the IBM/Broadmoor Net Lease as it relates to the IBM Put-Back Space (hereinafter defined), comprised of approximately 338,702 square feet of space, will expire on March 31, 2006, subject to IBM's right under the IBM/Broadmoor Net Lease to re-lease the IBM Put-Back Space. If IBM does not elect to re-lease the IBM Put-Back Space, the IBM/Broadmoor Borrower will be required to create certain reserve accounts with the Trustee with respect to (i) real estate taxes and assessments and insurance premiums payable with respect to the IBM Put-Back Space, and (ii) certain construction work and other future leasing expenses with respect to the IBM Put-Back Space (collectively, "Replacements and Leasing Expenses"). The escrow for Replacements and Leasing Expenses, $20 per square foot of IBM Put-Back Space, must be funded in full, either in cash or in the form of a letter of credit, on the first business day after the date on which the IBM Put-Back Space is no longer included in the premises demised under the IBM/Broadmoor Net Lease. Once funded, the escrow for Replacements and Leasing Expenses need not be replenished, but must remain equal to $20 per square foot of the IBM Put-Back Space not re-leased to another tenant.

    Permitted Indebtedness. In general, the IBM/Broadmoor Borrower may not incur or assume indebtedness in addition to the IBM/Broadmoor Loan without the prior consent of the mortgagee. However, under certain circumstances: (a) a partner in the IBM/Broadmoor Borrower may pledge its interest in the IBM/Broadmoor Borrower, if, among other things, the Trustee has received written confirmation of the Rating Agencies that the anticipated pledge shall not result in the downgrading, withdrawal or qualification of the ratings then assigned to any Class of Certificates; and (b) the IBM/ Broadmoor Borrower may encumber the IBM/Broadmoor Property with subordinate indebtedness for the purpose of financing capital improvements, tenant improvements or building equipment or leasing costs relating to the IBM/Broadmoor Property, provided that (i) such indebtedness does not, in the aggregate, exceed 5% of the outstanding principal amount of the IBM/Broadmoor Loan, (ii) the proceeds of such indebtedness are not distributed to the IBM/Broadmoor Borrower or any direct beneficial owner of an interest in the IBM/Broadmoor Borrower and (iii) such indebtedness is subject to a subordination and standstill agreement satisfactory to the Master Servicer.

    The IBM/Broadmoor Net Lease. Pursuant to a lease dated May 9, 1990 (the "IBM/Broadmoor Net Lease"), between the IBM/Broadmoor Borrower, as landlord, and IBM, as tenant, IBM has leased the entire IBM/Broadmoor Property through March 31, 2011. The IBM/Broadmoor Property is presently 100% occupied by IBM.

    Base Rental Payments; Term. The IBM/Broadmoor Net Lease provides for annual base rental payments (through March 31, 2001) in the amount of $16,591,442.37, which rental amount shall increase to $20,358,949.00 during the period between April 1, 2001 and March 31, 2006, and $16,631,002.50 during the period between April 1, 2006 and March 31, 2011. The IBM/Broadmoor Net Lease provides for two
(2) 5-year renewal terms.

    Early Expiration Date for Portion of Space. The IBM/Broadmoor Net Lease will expire on March 31, 2006, as to the 338,701 square feet of space located in "Units 5 and 6" of the IBM/Broadmoor Property (the "IBM Put-Back Space"). Pursuant to the IBM/Broadmoor Net Lease, IBM/ has the right to re-lease the IBM Put-Back Space effective upon such early expiration date.

    Costs of Repairs and Replacements. Pursuant to the IBM/Broadmoor Net Lease, IBM is required to pay all operating expenses of the IBM/Broadmoor Property, including all real estate taxes, insurance, maintenance and repair costs, including structural repairs and any costs incurred to keep the IBM/

Broadmoor Property in compliance with law. The IBM/Broadmoor Net Lease allows IBM to elect to have the IBM/Broadmoor Borrower perform, at IBM's expense, certain operational and maintenance functions. The IBM/Broadmoor Borrower is currently responsible for the following: repair and maintenance of buildings' shell, slabs, exterior windows and exterior facade, maintenance and repair of the parking garage, roadways, parking lots and sidewalks, roofs, exterior landscaping, fountains, pools and signage, exterior lighting, exterior window cleaning and policing the grounds for removal of incidental trash.

    Casualty and Condemnation. If (i) the IBM/Broadmoor Property is the subject of substantial damages (defined generally as damage of 25% or more of the Property or a taking of 25% or more of the IBM/Broadmoor Property which is not replaced within 15 months, or the term of the IBM/Broadmoor Net Lease will expire within two years after the date of such casualty or condemnations, (ii) there is a condemnation of 25% or more of the rentable square feet of the IBM/Broadmoor Property and, in IBM's reasonable opinion, IBM cannot continue normal business operations or there is a taking of such number of parking spaces which cannot be replaced in compliance with law or as may be reasonably necessary for tenant's continued use of the IBM/Broadmoor Property or, (iv) there is a temporary taking for a period exceeding 15 consecutive months and in IBM's reasonable opinion, IBM cannot continue its normal business operations, then, in each case, either IBM/Broadmoor Borrower or IBM may terminate the IBM/ Broadmoor Net Lease as to the affected buildings only. Upon such termination, the rent payable under the IBM/Broadmoor Net Lease will be appropriately adjusted and during the period of such damage, the rent payable under the IBM/Broadmoor Net Lease will be abated in proportion to the percentage of the IBM/ Broadmoor Property that is damaged in such casualty event.

    If the IBM/Broadmoor Net Lease is not terminated as described above, the IBM/Broadmoor Borrower is obligated to repair and restore the damage; provided, however, if the cost to restore the damage exceeds the amount of net casualty proceeds or net condemnation award, the IBM/Broadmoor Borrower will have the right to scale back the restoration, unless either the IBM/Broadmoor Borrower or IBM elects to contribute additional funds. If the IBM/Broadmoor Borrower does not commence or complete restoration within the periods provided in the IBM/Broadmoor Net Lease, IBM will have the right (i) to terminate the IBM/Broadmoor Net Lease as to the affected building(s) or (ii) to complete the restoration using the balance of the net insurance proceeds or net condemnation award, as the case may be.

    Condemnation Study. In connection with the origination of the IBM/Broadmoor Loan a condemnation study was performed. The study concluded that there was no risk of material condemnation for the IBM/Broadmoor Property.

    The IBM/Broadmoor Ground Lease. The IBM/Broadmoor Borrower leases the IBM/Broadmoor Property to IBM pursuant to a ground lease dated May 9, 1990 (the "IBM/Broadmoor Ground Lease"). The initial term of the IBM/Broadmoor Ground Lease will expire on March 31, 2015, and the IBM/ Broadmoor Borrower has the option to extend the IBM/Broadmoor Ground Lease for two consecutive 25-year renewal terms. Under the terms of the Mortgage, the IBM/Broadmoor Borrower is required to extend the IBM/Broadmoor Ground Lease. The fixed rent payable under the Ground Lease is $150,000 per annum through March 31, 2005 and $300,000 per annum thereafter, until March 31, 2015. The rent payable during the extension terms is ninety percent of the fair market value of the land, but in no event less than $300,000 per annum. Upon the assignment of the leasehold estate created pursuant to the IBM/ Broadmoor Ground Lease, IBM has the right to require the IBM/Broadmoor Borrower to purchase the fee simple interest in the land for $15,000,000.

    The IBM/Broadmoor Borrower has irrevocably authorized the Trustee to exercise any extensions or renewals of the IBM/Broadmoor Net Lease. In addition, it is an event of default under the related mortgage if the IBM/Broadmoor Borrower fails to exercise the initial renewal term.

THE FOX VALLEY LOAN.

    The Fox Valley Loan was originated by the Lehman Seller and has Cut-off Date Balance of $85,527,649. The Fox Valley Loan is secured by a first mortgage (the "Fox Valley Mortgage") encumbering the fee simple interest in the Fox Valley Mall, a two level, 1.4 million square foot regional shopping center in Aurora, Illinois (the "Fox Valley Property"). The Fox Valley Loan was made to Fox Valley Mall LLC (the "Fox Valley Borrower"), a special purpose limited liability company controlled by Urban Shopping Centers, Inc. ("Urban"). As of March 31, 1998, Urban owned/operated 17 shopping centers with approximately 15.3 million square feet of space. Urban is a publicly traded REIT on the New York Stock Exchange ("URB"). The Fox Valley Borrower is an affiliate of the Hawthorn Borrower (as defined herein).

    The Fox Valley Loan is an ARD Loan with an Anticipated Repayment Date of November 10, 2008 and with a final maturity date of November 10, 2033. Payments of interest only are due on the Fox Valley Loan until its Anticipated Repayment Date. Except under limited circumstances relating to certain casualty or condemnation events, the Fox Valley Borrower is prohibited from prepaying the Fox Valley Loan prior to its Anticipated Repayment Date, after which it may be prepaid at any time without penalty. The Fox Valley Borrower may defease the loan with United States Treasury obligations beginning two years from the Closing Date.

    Additional terms for the Fox Valley Loan are as set forth on Annex A.

    Lock Box. If there occurs an event of default under the Fox Valley Loan, if the loan has not been repaid in full on or before the date six months after the Anticipated Repayment Date, or if the debt service coverage ratio for the immediately preceding twelve (12) month period falls below 1.25x, the Fox Valley Borrower must establish a hard lockbox account controlled by the Master Servicer and instruct the tenants of the Fox Valley Property to make payment of all rents to such lockbox.

    The Property. Fox Valley Mall is a two level, 1.4 million square foot regional shopping center, located west of Chicago in Aurora, Illinois. The property site, which covers 118 acres and includes 8,121 parking spaces, was constructed in 1974/75. The shopping center comprises 868,485 square feet of space owned and occupied by four anchor tenants, two pads utilized by a theater and a health club and 566,001 square feet of in-line mall space. The theater, a health club and the 566,001 square feet of in-line mall space are the collateral for the Fox Valley Loan.

    Anchor Stores. Fox Valley Mall has four anchor tenants: Marshall Field, Sears, Carson Pirie Scott and JC Penney, each of which owns its respective space (which is not collateral for the Fox Valley Loan). The anchors occupy 60.5% of the gross leasable area of the Fox Valley Mall.

    Recent Renovations and Covenant to Renovate. In January 1998, the Fox Valley Borrower commenced an extensive renovation of the common areas of the Fox Valley Mall. The renovation is expected to cost approximately $12,000,000, and will include the remodeling of the food court, enhanced lighting and a new elevator and escalator. The Fox Valley Borrower has covenanted in the loan documents that it will spend a minimum of $7,000,000 on renovations to Fox Valley Mall by April 1, 1999.

            TEN LARGEST MALL STORE TENANTS (FOX VALLEY PROPERTY)(1)

                                                                                  DATE OF
                                                                                   LEASE
TENANT                                                           SQUARE FEET    EXPIRATION
---------------------------------------------------------------  -----------  ---------------
The Limited....................................................      18,765        1/31/06
Abercrombie & Fitch............................................      12,580        1/31/07
Lerner.........................................................      12,316        1/31/02
Compaigne Int'l................................................      12,242        1/31/03
Structure/Bath & Body..........................................       9,000        7/31/06
Lane Bryant....................................................       7,847        4/30/07
World Footlocker...............................................      13,925       12/31/03
Noodle Kidoodle................................................      11,500        2/28/06
Gantos.........................................................      11,334        1/31/02
Waldenbooks....................................................       9,940        1/31/04
                                                                 -----------
  Total........................................................     119,449

------------------------

(1) Excludes theater and health club.

                LEASE EXPIRATION SCHEDULE (FOX VALLEY PROPERTY)

YEAR                                                         # OF LEASES    EXPIRING SF  % OF TOTAL SF
---------------------------------------------------------  ---------------  -----------  -------------
Month to Month Tenancy...................................             4         10,726          1.9%
  1998...................................................            12         18,804          3.3%
  1999...................................................            15         40,869          7.2%
  2000...................................................            16         36,886          6.5%
  2001...................................................            10         28,820          5.1%
  2002...................................................            11         40,416          7.1%
  2003...................................................            16         58,350         10.3%
  2004...................................................            21         67,171         11.9%
  2005...................................................            12         21,503          3.8%
  2006...................................................            15         73,468         13.0%
  2007...................................................            10         38,065          6.7%
  2008+..................................................            15         45,127          8.0%

5 Year Avg. Rollover......................................................      33,159
7 Year Avg. Rollover......................................................      41,617

    Property Management. Fox Valley Mall is managed by Urban Retail Properties Co., an affiliate of Urban, which currently manages approximately 50 million square feet of space throughout the United States. The Fox Valley Loan documents provide that the management agreement may be terminated upon an event of default under the Fox Valley Loan.

THE HAWTHORN CENTER LOAN.

    The Hawthorn Center loan (the "Hawthorn Loan") was originated by the Lehman Seller and has a Cut-off Date Balance of $77,863,877. The Hawthorn Loan is, secured by a first mortgage encumbering the fee simple interest in the Hawthorn Center, a two-level, 1.2 million square foot regional shopping center in Vernon Hills, Illinois (the "Hawthorn Property"). The Hawthorn Loan was made to Hawthorn L.P. (the "Hawthorn Borrower"), a special purpose limited liability company controlled by Urban. The Hawthorn Borrower is an affiliate of the Fox Valley Borrower.

    The Hawthorn Loan is an ARD Loan with and an Anticipated Repayment Date of November 10, 2008 and with a final maturity date of November 10, 2033. Payments of interest only are due on the Hawthorn Loan until its Anticipated Repayment Date. Except under limited circumstances relating to certain casualty or condemnation events, the Hawthorn Borrower is prohibited from prepaying the

Hawthorn Loan. The Hawthorn Borrower may defease the loan with United States Treasury obligations beginning two years from the Closing Date.

    Additional terms for the Hawthorn Loan are as set forth on Annex A.

    Lock Box. If there occurs an event of default under the Hawthorn Loan, if the loan has not been repaid in full on or before the date six months after the Anticipated Repayment Date, or if the debt service coverage ratio for the immediately preceding twelve month period falls below 1.25x, the Hawthorn Borrower must establish a hard lockbox account to be controlled by the Master Servicer and instruct the tenants of the Hawthorn Property to make payment of all rents to such account.

    The Hawthorn Property. Hawthorn Center covers 95 acres and includes 6,779 parking spaces, was constructed in 1973 and underwent remodeling and renovations in both 1988 and 1994. The shopping center comprises 729,381 square feet of space owned and occupied by four anchor tenants, two pads utilized by a health club and 499,282 square feet of in-line mall space. The 499,282 square feet of in-line mall space and the pad leased to the health club are the collateral for the Hawthorn Loan.

    Value. The Hawthorn Loan has a 58.8% Cut-off Date LTV Ratio based upon a Lehman Seller internal valuation of $132,421,624 (8.5% cap rate on underwritten NOI of $11,255,838).

    DSC Ratio.  The Hawthorn Loan has a 2.00x DSC Ratio.

    The Anchor Stores. Hawthorn Center has four anchor tenants: Marshall Field, Sears, Carson Pirie Scott and JC Penney, each of which owns its respective space (which is not collateral for the Hawthorn Property). The anchor tenants occupy 59.1% of the gross leasable area of the Hawthorn Property. The JC Penney store opened for business in November 1997, and Marshall Field completed an $18,000,000 renovation of its store in 1994.

               TEN LARGEST RETAIL TENANTS (HAWTHORN PROPERTY)(1)

                                                                                  DATE OF
                                                                                   LEASE
TENANT                                                           SQUARE FEET    EXPIRATION
---------------------------------------------------------------  -----------  ---------------
Barnes & Noble.................................................      27,399        1/31/06
The Limited....................................................      17,119        1/31/05
Abercrombie & Fitch............................................      12,220        6/30/06
GAP/GAP Kids...................................................      12,190        3/31/08
Lerner.........................................................      11,877        6/30/05
Crate & Barrel.................................................      10,410        7/31/03
Jos. A. Banks..................................................       9,078        2/28/00
Footlocker.....................................................       8,826        8/30/07
Express........................................................      8,7s63        1/31/02
Eddie Bauer....................................................       8,503        1/31/05
                                                                 -----------
  Total........................................................     126,385

------------------------

(1) Excludes health club.

                 LEASE EXPIRATION SCHEDULE (HAWTHORN PROPERTY)

YEAR                                                         # OF LEASES    EXPIRING SF  % OF TOTAL SF
---------------------------------------------------------  ---------------  -----------  -------------
Month to Month Tenancy...................................             4          6,377          1.3%
  1998...................................................            13         23,455          4.7%
  1999...................................................            12         14,353          2.9%
  2000...................................................            13         37,217          7.5%
  2001...................................................            14         45,976          9.2%
  2002...................................................            12         29,435          5.9%
  2003...................................................            10         31,582          6.3%
  2004...................................................            11         32,945          6.6%
  2005...................................................            12         53,652         10.7%
  2006...................................................            16         69,646         13.9%
  2007...................................................            16         54,144         10.8%
  2008+..................................................            12         43,077          8.6%
5 Year Avg. Rollover......................................................      30,087
7 Year Avg. Rollover......................................................      30,709

    PROPERTY MANAGEMENT. Hawthorn Center is managed by Urban Retail Properties Co., an affiliate of Urban. The Hawthorn Loan documents provide that the management agreement may be terminated upon an event of default under the Hawthorn Loan.

CREDIT LEASE LOANS

    Each Credit Lease has a primary lease term (the "Primary Term") that expires on or after the scheduled final maturity date of the related Credit Lease Loan. The Credit Lease Loans are scheduled to be fully repaid from (i) Monthly Rental Payments made over the Primary Term of the related Credit Lease or (ii) with respect to Credit Lease Loans which are Balloon Loans, Monthly Rental Payments and the related Balloon Payments (which Balloon Payments, in the case of Credit Lease Loans which have the benefit of residual value insurance policies, may be repaid from amounts paid by the related insurer pursuant to such policies). Certain of the Credit Leases give the Tenant the right to extend the term of the Credit Lease by one or more renewal periods after the end of the Primary Term.

    The amount of the Monthly Rental Payments payable by each Tenant (plus, in the case of certain Mortgage Loans, the amount in the debt service reserve account, which will be drawn upon through the date of the termination of any rent credits) is equal to or greater than the scheduled payment of all principal, interest and other amounts due each month on the related Credit Lease Loan. In the case of Credit Lease Loans with debt service reserve accounts, withdrawals of funds on deposit in the debt service reserve account will be used to supplement Monthly Rental Payments in an amount necessary to fully amortize such Mortgage Loans.

    Set forth in the table below (the "Credit Lease Table") for each Credit Lease Loan, is the name of the Tenant, the Cut-off Date balance of the related Credit Lease Loan, the Guarantor, if any, the rating of the Tenant or Guarantor and the Credit Lease type.

                                     NUMBER       CUT-OFF DATE         PROPERTY            LEASE            CREDIT
TENANT/GUARANTOR                    OF LOANS      BALANCE ($)            TYPE             TYPE(1)           RATING
--------------------------------  -------------  --------------  ---------------------  -----------  --------------------
Brinker International...........            5    $   62,536,008  Restaurant                  B               (4)
Walgreen Company................           12        31,221,461  Drug Store                 NN              Aa3/A+
Eckerd Corporation..............            4         6,814,403  Drug Store                 NNN            A2/A(2)
Eckerd Corporation..............           10        17,936,104  Drug Store                 NN             A2/A(2)
Rite Aid Corp...................            8        15,363,721  Drug Store                 NN            Baa1/BBB+
J Sainsbury PLC.................            1        13,760,326  Grocery                    NN              Aa3/A+
CVS Corporation.................            8        13,255,513  Drug Store                 NN              A3/A-
Revco D.S. Inc..................            7        12,065,289  Drug Store                 NN             Baa1/A-
K-Mart..........................            1        11,283,801  Retail                     NNN             Ba2/BB
Kroger Company..................            2        10,761,648  Grocery                    NNN           Baa3/BBB-
Winn-Dixie Stores, Inc..........            3        10,550,292  Grocery                    NN             P1/A1(3)
A & P...........................            1         6,163,227  Grocery                    NNN           Baa3/BBB-
IHOP Corp.......................            3         4,084,310  Restaurant                 NNN              (4)
Staples.........................            1         3,361,991  Office Supplies            NN             Baa3/BB+
Pep Boys........................            1         3,124,249  Auto Parts                 NNN           Baa2/BBB+
Safeway.........................            1         3,022,231  Grocery                    NN             Baa2/BBB
Office Depot....................            1         2,194,462  Office Supplies            NNN          Baa2/BB+(5)
State Farm......................            1         1,666,979  Operations Center          NN            Aaa/AAA(6)
Sears Roebuck & Co..............            1           918,191  Retail                     NNN             A2/A-
Ashtead Group, PLC..............            1           891,617  Equipment Rental           NN               (4)
United States Postal Service....            1           828,686  Post Office                NN               (4)
                                           --
                                                 --------------  ---------------------     -----     --------------------
Total...........................           73    $  231,804,509           --                                  --
                                           --
                                           --

------------------------

Unless otherwise indicated, such ratings were the highest rating assigned to the applicable tenant or guarantor, as applicable, by Moody's and Standard & Poor's, respectively.

(1) "NNN" means triple net lease; "NN" means double net lease; "B" means bond-type lease.

(2) Based upon the rating of Eckerd's parent, J.C. Penny Corporation, although it has made no explicit guaranty of Eckerd's obligations.

(3) Commercial paper rating.

(4) Private rating; disclosure not available.

(5) Unsecured bank facility rating.

(6) Claims paying ability rating.

    Each Credit Lease generally provides that the related Tenant is responsible for all real property taxes and assessments levied or assessed against the related Mortgaged Property, and except as discussed below in the case of certain of the Double Net Leases, all charges for utility services, insurance and other operating expenses incurred in connection with the operation of the related Mortgaged Property.

    Generally, each Credit Lease Loan provides that if the Tenant defaults beyond applicable notice and grace periods in the performance of any covenant or agreement in such Credit Lease (a "Credit Lease Default"), then the holder of the related Mortgage may require the related Mortgagor either (i) to terminate such Credit Lease or (ii) refrain from the exercise of any of its rights thereunder. A Credit Lease

Default will constitute a default under the related Credit Lease Loan, although in certain cases the Mortgagor may possess certain cure rights.

    In addition, most of the Credit Leases permit the Tenant, at its own expense, and generally with the consent of the Mortgagor, to make such alterations or improvements on the related Mortgaged Property as the Tenant may deem necessary or desirable. Such actions, if undertaken by the Tenant, will not affect the Tenant's obligations under the Credit Lease.

    Lease termination rights and rent abatement rights, if any, provided Tenants in the Credit Leases may be divided into three categories: (i) termination and abatement rights directly arising from certain casualty occurrences or condemnations ("Casualty or Condemnation Rights"), (ii) termination and abatement rights arising from a Mortgagor's default relating to its obligations under a Credit Lease to perform required maintenance, repairs or replacements with respect to the related Mortgaged Property ("Maintenance Rights") and (iii) termination and abatement rights arising from a Mortgagor's default in the performance of various other obligations under the Credit Lease, including remediating environmental conditions not caused by the Tenant, enforcement of restrictive covenants affecting other property owned by the Mortgagor in the area of the related Mortgaged Property and complying with laws affecting such Mortgaged Property or common areas related to such Mortgaged Property ("Additional Rights"). Certain Credit Leases ("Bond-Type Leases") provide neither Casualty or Condemnation Rights, Maintenance Rights nor Additional Rights and the Tenants thereunder are required, at their expense, to maintain their related Mortgaged Property in good order and repair. Other Credit Leases provide Casualty or Condemnation Rights and may provide Additional Rights ("Triple Net Leases"). The Tenants under Triple Net Leases are required, at their expense, to maintain their Mortgaged Properties, including the roof and structure, in good order and repair. Additionally, certain of the Credit Leases provide Casualty or Condemnation Rights and Maintenance Rights and may provide Additional Rights ("Double Net Leases"). If the Mortgagor defaults in the performance of certain obligations under a Triple Net Lease or a Double Net Lease and the Tenant exercises its Additional Rights or Maintenance Rights, there could be a disruption in the stream of Monthly Rental Payments available to pay principal and interest to the Credit Lease Loans. Generally, Additional Rights and Maintenance Rights are mitigated by repair and maintenance reserves, debt service coverage ratios in excess of 1.0x and, prior to the disbursement of such Mortgage Loan, receiving Tenant estoppel certificates (i.e., Tenant certificates confirming the non-existence of landlord default).

    Credit Leases with respect to five of the Mortgage Loans, or 1.8%, are Bond-Type Leases, Credit Leases with respect to 14 Mortgage Loans, or 1.3%, are Triple Net Leases and Credit Leases with respect to 54 of the Mortgage Loans, or 3.6%, are Double Net Leases.

    At the end of the term of the Credit Leases, Tenants are generally obligated to surrender the related Mortgaged Properties in good order and in its original condition received by the Tenant, except for ordinary wear and tear and repairs required to be performed by the Mortgagor.

    Pursuant to the terms of each Credit Lease Assignment, the related Mortgagor has assigned to the mortgagee of the related Credit Lease Loan, as security for such Mortgagor's obligations thereunder, such Mortgagor's rights under the Credit Leases and its rights to all income and profits to be derived from the operation and leasing of the related Mortgaged Property including, but not limited to, an assignment of any guarantee of the Tenant's obligations under the Credit Lease and an assignment of the right to receive all Monthly Rental Payments due under the Credit Leases. Pursuant of the terms of the Credit Lease Assignments, each Tenant is obligated under its Credit Lease to make all Monthly Rental Payments directly to the owner of the related Credit Lease Loan. Repayment of the Credit Lease Loans and other obligations of the Mortgagors are expected to be funded from such Monthly Rental Payments. Notwithstanding the foregoing, the Mortgagors remain liable for all obligations under the Credit Lease Loans (subject to the non-recourse provisions thereof).

    Each Credit Lease Loan that provides the Tenant with a Casualty or Condemnation Right has the benefit of a noncancelable Lease Enhancement Policy issued by the Enhancement Insurer. Each Lease Enhancement Policy provides, subject to customary exclusions, that in the event of a permitted termination by a Tenant of its Credit Lease as a result of a casualty or condemnation, the Enhancement Insurer will pay to the Master Servicer on behalf of the Trustee the "Loss of Rents" (that is, a lump sum payment of all outstanding principal plus, subject to the limitation below, accrued interest on the Credit Lease Loan). The Enhancement Insurer is not required to pay interest for a period greater than 75 days past the date of the exercise of a Casualty or Condemnation Right. All of the Lease Enhancement Policies were issued by Chubb Custom Insurance Company which, as of the Cut-off Date, was rated "AAA" by Standard & Poor's and "Aaa" by Moody's. If the Credit Lease permits the Tenant to abate all or a portion of the rent in the event of a condemnation, the "Loss of Rents" will be in an amount equal to the portion of any Monthly Rental Payments not made by such Tenant for the period from the date the abatement commences until the earlier of the date the abatement ceases or the expiration date of the initial term of such Credit Lease. The Enhancement Insurer is not required to pay amounts due under the Credit Lease Loan other than principal and, subject to the limitation above, accrued interest, and therefore is not required to pay any Prepayment Premium or Yield Maintenance Charge due thereunder or any amounts the Mortgagor is obligated to pay thereunder to reimburse the Master Servicer or the Trustee for outstanding servicing advances.

    Each Lease Enhancement Policy contains certain exclusions from coverage, including loss arising from damage or destruction directly or indirectly caused by war, insurrection, rebellion, revolution, usurped power, pollutants or radioactive matter, or from a taking (other than by condemnation).

    The Mortgage Loans which are Credit Lease Loans are indicated on Annex A hereto.

ADDITIONAL MORTGAGE LOAN INFORMATION

    THE MORTGAGE POOL. For a detailed presentation of certain of the characteristics of the Mortgage Loans and the Mortgaged Properties, on an individual basis, see Annex A-1, A-2 and A-3 hereto. Certain additional information regarding the Mortgage Loans is contained herein under "--Assignment of the Mortgage Loans; Repurchases" and "--Representations and Warranties; Repurchases," and in the Prospectus under "Description of the Trust Funds" and "Certain Legal Aspects of Mortgage Loans."

    Each of the following tables sets forth certain characteristics of the Mortgage Pool presented, where applicable, as of the Cut-off Date. For purposes of the tables and Annex A:

        (i) References to "DSC Ratio" and "DSCR" are references to debt service coverage ratios. Debt service coverage ratios are used by income property lenders to measure the ratio of (a) cash currently generated by a property that is available for debt service (that is, cash that remains after average cost of non-capital expenses of operation, tenant improvements, leasing commissions and replacement reserves during the term of the Mortgage Loan) to (b) required debt service payments. However, debt service coverage ratios only measure the current, or recent, ability of a property to service mortgage debt. The DSC Ratio for any Mortgage Loan (other than a Credit Lease Loan) is the ratio of "Net Cash Flow" produced by the related Mortgaged Property to the annualized amount of debt service that will be payable under that Mortgage Loan commencing after the origination date. The Net Cash Flow for a Mortgaged Property is the "net cash flow" of such Mortgaged Property as set forth in, or determined by the applicable Mortgage Loan Seller on the basis of, Mortgaged Property operating statements, generally unaudited, and certified rent rolls (as applicable) supplied by the related borrower in the case of multifamily, mixed use, retail, mobile home park, industrial, self storage and office properties (each a "Rental Property"). In general, the applicable Mortgage Loan Seller relied on full year operating statements, rolling 12-month operating statements and/or applicable year-to-date financial statements, if available, and on rent rolls for all Rental Properties that were current as of a date not earlier than six months prior to the respective date of origination in determining Net

    Cash Flow for the Mortgaged Properties. References to "Cut-off Date DSC Ratio" and "Cut-off Date DSCR" are references to the DSC Ratio as of the Cut-off Date.

        In general, "net cash flow" is the revenue derived from the use and operation of a Mortgaged Property less operating expenses (such as utilities, administrative expenses, repairs and maintenance, tenant improvement costs, leasing commissions, management fees and advertising), fixed expenses (such as insurance, real estate taxes and, if applicable, ground lease payments) and replacement reserves and an allowance for vacancies and credit losses. Net cash flow does not reflect interest expenses and non-cash items such as depreciation and amortization, and generally does not reflect capital expenditures, but does reflect reserves for replacements and an allowance for vacancies and credit losses.

        In determining the "revenue" component of Net Cash Flow for each Rental Property, the applicable Mortgage Loan Seller generally relied on the most recent rent roll (as applicable) supplied and, where the actual vacancy shown thereon and the market vacancy was less than 5.0%, assumed a 5.0% vacancy in determining revenue from rents, except that in the case of certain non-Multifamily Properties, space occupied by such anchor or single tenants or other large creditworthy tenants may have been disregarded in performing the vacancy adjustment due to the length of the related leases or creditworthiness of such tenants, in accordance with the respective Mortgage Loan Seller's underwriting standards. In determining rental revenue for multifamily, self storage and mobile home park properties, the applicable Mortgage Loan Seller generally either reviewed rental revenue shown on the certified rolling 12-month operating statements or annualized the rental revenue and reimbursement of expenses shown on rent rolls or operating statements with respect to the prior one to twelve month periods. For the other Rental Properties, the applicable Mortgage Loan Seller generally annualized rental revenue shown on the most recent certified rent roll (as applicable), after applying the vacancy factor, without further regard to the terms (including expiration dates) of the leases shown thereon. In the case of hospitality properties, gross receipts were generally determined on the basis of 12 month trailing historical operating levels shown on the borrower-supplied operating statements. In the case of residential health care facilities, receipts were based on historical occupancy levels, historical operating revenues and the then current occupancy rates. Private occupancy rates were generally within the then current market ranges and vacancy levels were generally a minimum of 5%. In general, any non-recurring items and non-property related revenue were eliminated from the calculation except in the case of residential health care facilities.

        In determining the "expense" component of Net Cash Flow for each Mortgaged Property, the Mortgage Loan Seller generally relied on full-year or year-to-date financial statements, rolling 12-month operating statements and/or year-to-date financial statements supplied by the related borrower, except that (a) if tax or insurance expense information more current than that reflected in the financial statements was available, the newer information was used, (b) property management fees were generally assumed to be 3.0% to 6.0% of effective gross revenue (except with respect to hospitality properties, where a minimum of 4.0% of gross receipts was assumed, and single tenant properties, where fees as low as 1.5% of effective gross receipts were assumed), (c) assumptions were made with respect to reserves for leasing commissions, tenant improvement expenses and capital expenditures and (d) expenses were assumed to include annual replacement reserves equal to (1) in the case of retail, office, industrial, and mixed-use properties, not less than $0.04 and not more than $0.60 per square foot net rentable commercial area, (2) in the case of multifamily properties, not less than $150 or more than $485 per residential unit per year, depending on the age and condition of the property, (3) in the case of hospitality properties, generally 4.0% of the gross revenues received by the property owner on an ongoing basis, (4) in the case of residential healthcare facilities, $225 to $355 per bed per year, (5) in the case of the mobile home parks, not less than $33 or more than $142 per pad per year and
    (6) in the case of self storage facilities, not less than $7 or more than $30 per unit per year. In addition, in some instances, the applicable Mortgage Loan Seller recharacterized as capital expenditures those items reported by borrowers as operating expenses (thus increasing "net cash flow") where such Mortgage Loan Seller determined appropriate.

        THE BORROWERS' FINANCIAL INFORMATION USED TO DETERMINE NET CASH FLOW WAS IN MOST CASES UNAUDITED, AND NEITHER THE MORTGAGE LOAN SELLERS NOR THE DEPOSITOR VERIFIED THEIR ACCURACY.

        (ii) References to "Cut-off Date LTV" and "Cut-off Date LTV Ratio" are references to the ratio, expressed as a percentage, of the Cut-off Date Balance of a Mortgage Loan to the appraised value of the related Mortgaged Property as shown on the most recent third-party appraisal thereof available to the related Mortgage Loan Seller (or in the case of two Mortgage Loans, or 4.7%, as determined by an internal valuation by the related Mortgage Loan Seller).

        (iii) References to "Maturity Date LTV Ratio" and "LTV at ARD or Maturity" are references to the ratio, expressed as a percentage, of the expected balance of a Balloon Loan on its scheduled maturity date (or ARD Loan on its Anticipated Repayment Date) (prior to the payment of any Balloon Payment or principal prepayments) to the appraised value of the related Mortgaged Property as shown on the most recent third-party appraisal thereof available to the related Mortgage Loan Seller prior to the Cut-off Date (or in the case of two Mortgage Loans, or 4.7%, as determined by an internal valuation by the related Mortgage Loan Seller).

        (iv) References to "Loan per Sq Ft, Unit, Bed, Pad or Room" are, for each Mortgage Loan secured by a lien on a multifamily property (including a mobile home park), hospitality property or healthcare facility, respectively, references to the Cut-off Date Balance of such Mortgage Loan divided by the number of dwelling units, pads, guest rooms or beds, respectively that the related Mortgaged Property comprises, and, for each Mortgage Loan secured by a lien on a retail, industrial/ warehouse, self storage or office property, references to the Cut-off Date Balance of such Mortgage Loan divided by the net rentable square foot area of the related Mortgaged Property.

        (v) References to "Year Built" are references to the year that a Mortgaged Property was originally constructed or substantially renovated. With respect to any Mortgaged Property which was constructed in phases, the "Year Built" refers to the year that the first phase was originally constructed.

        (vi) References to "weighted averages" are references to averages weighted on the basis of the Cut-off Date Balances of the related Mortgage Loans.

        (vii) References to "Underwritten Replacement Reserves" represent estimated annual capital costs, as used by the applicable Mortgage Loan Seller in determining Net Cash Flow.

        (viii) References to "Administrative Cost Rate" for each Mortgage Loan represent the sum of (a) the Master Servicing Fee Rate for such Mortgage Loan and (b) 0.0062% which percentage represents the sum of the Additional Servicing Fee Rate and the trustee fee rate with respect to each Mortgage Loan.

        (ix) References to "Remaining Term to Maturity" represent, with respect to each Mortgage Loan, the number of months remaining from the Cut-off Date to the stated maturity date (or Anticipated Repayment Date with respect to each ARD Loan) of such Mortgage Loan.

        (x) References to "Remaining Amortization Term" represent, with respect to each Mortgage Loan, the number of months remaining from the Cut-off Date to the month in which such Mortgage Loan would fully amortize in accordance with such loan's amortization schedule without regard to any Balloon Payment, if any, due on such Mortgage Loan.

        (xi) References to "L" or "Lockout" or "Lockout Period" represent, with respect to each Mortgage Loan, the period during which prepayments of principal are prohibited and no substitution of Defeasance Collateral is permitted. The number indicated in the parentheses indicates the duration in years of such period. References to "X( )" represent the percentage of Prepayment Premium percentages and the duration such Prepayment Premium is assessed. References to "O ( )" represent the period for which no (A) Prepayment Premium or Yield Maintenance Charge is assessed or (B) defeasance can be required. References to "YMx% ( )" represent the period for which the Prepayment Premium for such Mortgage Loan is equal to the greater of the Yield Maintenance Charge for such Mortgage Loan and x% of such Mortgage Loan's outstanding principal balance. References to "YM ( )" represent the period for which the Yield Maintenance Charge is assessed.

        (xii) References to "D" or "Defeasance" represent, with respect to each applicable Mortgage Loan, the right of the related holder of the Mortgage to require the related borrower, in lieu of a prepayment premium, to pledge to such holder Defeasance Collateral.

        (xiii) References to "D(Borr)" represent, with respect to each applicable Mortgage Loan, the right of the related borrower to pledge to the holder of the Mortgage the Defeasance Collateral in lieu of making a prepayment and paying the associated Prepayment Premium.

        (xiv) References to "Occupancy Percentage" are, with respect to any Mortgaged Property, references to (a) in the case of multifamily properties and assisted living/congregate care facilities, the percentage of units rented, (b) in the case of office and retail properties, the percentage of the net rentable square footage rented, and (c) in the case of self-storage facilities, either the percentage of the net rentable square footage rented or the percentage of units rented (depending on borrower reporting).

        (xv) References to "Stated Remaining Term" are references to the remaining term to maturity for each Mortgage Loan (or remaining number of months to the Anticipated Repayment Date with respect to each ARD Loan).

        (xvi) References to "Original Term to Maturity" are references to the term from origination to maturity for each Mortgage Loan (or the term from origination to the Anticipated Repayment Date with respect to each ARD
    Loan).

        (xvii) References to "NAP" indicate that with respect to a particular category of data, that such data is not applicable.

        (xviii) References to "NAV" indicates that, with respect to a particular category of data, such data is not available.

        (xix) References to "Capital Imp. Reserve" are references to funded reserves escrowed for repairs, replacements and corrections of issues outlined in the engineering reports.

        (xx) References to "Replacement Reserve" are references to funded reserves escrowed for ongoing items such as repairs and replacements, including, in the case of hospitality properties, reserves for furniture, fixtures and equipment. In certain cases, however, the subject reserve will be subject to a maximum amount, and once such maximum amount is reached, such reserve will not thereafter be funded, except, in some such cases, to the extent it is drawn upon.

        (xxi) References to "TI/LC Reserve" are references to funded reserves escrowed for tenant improvement allowances and leasing commissions. In certain cases, however, the subject reserve will be subject to a maximum amount, and once such maximum amount is reached, such reserve will not thereafter be funded, except, in some such cases, to the extent it is drawn upon.

    The sum in any column of any of the following tables may not equal the indicated total due to rounding.

    The DSC Ratio and the Cut-off Date LTV Ratio calculations for the Mortgage Loans are exclusive of Credit Lease Loans because the Credit Lease Loans were originated primarily on the basis of the creditworthiness of the related Tenants or Guarantors.

                            MORTGAGE LOANS BY STATE
                              (ALL MORTGAGE LOANS)

                                                                         % BY
                                                      AGGREGATE        AGGREGATE       AVERAGE       HIGHEST        WTD. AVG.
                                      NUMBER OF      CUT-OFF DATE    CUT-OFF DATE    CUT-OFF DATE  CUT-OFF DATE   CUT-OFF DATE
              STATE                     LOANS          BALANCE          BALANCE        BALANCE       BALANCE      LTV RATIO(1)
---------------------------------  ---------------  --------------  ---------------  ------------  ------------  ---------------
CA...............................           114     $  409,426,672          12.0%     $3,591,462   $ 16,847,577          72.4%
TX...............................            38        340,046,360          10.0       8,948,588    154,000,000          75.6
NY...............................            30        316,853,365           9.3      10,561,779    178,378,814          64.2
IL...............................            22        272,580,069           8.0      12,390,003     85,527,649          65.9
FL...............................            57        240,746,910           7.1       4,223,630     20,942,733          73.4
GA...............................            31        215,316,073           6.3       6,945,680     64,000,000          68.8
MD...............................            29        180,285,549           5.3       6,216,743     22,168,012          75.4
NJ...............................            27        162,975,023           4.8       6,036,112     63,766,163          76.1
VA...............................            21        132,539,940           3.9       6,311,426     21,172,008          73.0
NC...............................            24        118,894,969           3.5       4,953,957     25,328,345          75.6
PA...............................            21         88,109,154           2.6       4,195,674     14,522,217          74.1
AZ...............................            30         86,457,827           2.5       2,881,928      7,983,000          69.4
OH...............................            14         73,849,600           2.2       5,274,971     22,468,036          71.2
NV...............................            13         71,327,219           2.1       5,486,709     10,585,107          76.1
TN...............................            15         66,175,711           1.9       4,411,714     17,952,728          73.3
KY...............................            11         64,038,311           1.9       5,821,665     23,892,525          70.7
MI...............................            11         55,715,778           1.6       5,065,071     10,585,153          68.6
LA...............................            11         49,374,203           1.4       4,488,564     12,750,000          75.5
CT...............................            10         48,929,559           1.4       4,892,956     13,760,326          71.0
IN...............................            13         45,586,870           1.3       3,506,682     11,569,847          77.1
MO...............................             7         41,976,464           1.2       5,996,638     16,277,350          74.2
UT...............................            11         39,038,973           1.1       3,548,998     13,738,707          71.6
WI...............................            15         37,410,332           1.1       2,494,022      6,320,000          65.9
SC...............................            12         33,920,670           1.0       2,826,722      6,402,356          74.7
AR...............................             4         30,088,767           0.9       7,522,192     13,404,516          62.0
MA...............................            11         27,167,527           0.8       2,469,775      6,892,160          69.4
CO...............................             8         19,092,083           0.6       2,386,510      3,597,169          73.8
WA...............................             7         19,060,360           0.6       2,722,909      3,746,038          62.5
OR...............................             6         18,837,495           0.6       3,139,582      7,377,559          74.1
NE...............................             6         18,486,596           0.5       3,081,099      5,120,000          79.9
DC...............................             4         15,833,952           0.5       3,958,488      5,795,439          73.7
AL...............................             5         11,204,868           0.3       2,240,974      4,987,106          75.4
MN...............................             6         10,826,662           0.3       1,804,444      4,085,108          74.5
OK...............................             5          9,182,904           0.3       1,836,581      4,356,682          75.3
ID...............................             4          7,632,412           0.2       1,908,103      2,447,179          72.0
WV...............................             2          5,269,960           0.2       2,634,980      2,891,052          64.2
WY...............................             1          4,787,973           0.1       4,787,973      4,787,973          73.7
NH...............................             1          4,588,484           0.1       4,588,484      4,588,484          78.4
KS...............................             2          4,209,204           0.1       2,104,602      2,464,054          73.9
SD...............................             1          3,475,000           0.1       3,475,000      3,475,000          77.2
DE...............................             1          2,944,904           0.1       2,944,904      2,944,904          68.5
NM...............................             1          1,897,834           0.1       1,897,834      1,897,834          73.0
ME...............................             1          1,162,826         *           1,162,826      1,162,826           NAP
MS...............................             1            722,827         *             722,827        722,827          77.3
                                            ---     --------------         -----     ------------  ------------         -----
Total/Avg./Wtd.
  Avg./Min./Max.:................           664     $3,408,048,239         100.0%     $5,132,603   $178,378,814          71.6%
                                            ---     --------------         -----     ------------  ------------         -----
                                            ---     --------------         -----     ------------  ------------         -----


                                      WTD. AVG.         MINIMUM          MAXIMUM        WTD. AVG.      WTD. AVG.
                                    CUT-OFF DATE     CUT-OFF DATE     CUT-OFF DATE      OCCUPANCY      MORTGAGE
              STATE                 DSC RATIO(1)     DSC RATIO(1)     DSC RATIO(1)       RATE(2)         RATE
---------------------------------  ---------------  ---------------  ---------------  -------------  -------------
CA...............................          1.37x            1.14x            3.53x           96.9%          7.31%
TX...............................          1.40             1.21             1.72            96.6           7.21
NY...............................          1.38             1.21             2.33            99.1           7.08
IL...............................          1.72             1.20             2.00            90.5           6.97
FL...............................          1.40             1.21             2.20            97.2           7.27
GA...............................          1.39             1.20             2.55            95.3           7.15
MD...............................          1.33             1.21             1.58            95.2           7.12
NJ...............................          1.33             1.20             1.82            96.5           7.32
VA...............................          1.37             1.26             1.65            94.9           7.26
NC...............................          1.36             1.25             1.88            93.2           7.32
PA...............................          1.34             1.18             1.54            97.2           7.32
AZ...............................          1.43             1.19             2.06            93.1           7.48
OH...............................          1.41             1.21             1.64            92.7           7.27
NV...............................          1.41             1.27             1.57            94.4           7.18
TN...............................          1.37             1.19             1.79            96.6           7.38
KY...............................          1.45             1.31             1.85            94.3           7.48
MI...............................          1.38             1.10             1.45            99.2           7.33
LA...............................          1.33             1.21             1.49            95.5           7.55
CT...............................          1.40             1.25             1.52            98.9           7.33
IN...............................          1.34             1.27             1.57            99.3           7.14
MO...............................          1.46             1.30             1.98            96.1           7.26
UT...............................          1.31             1.11             1.49            93.7           7.55
WI...............................          1.43             1.21             2.23            99.9           7.46
SC...............................          1.31             1.25             1.41            95.9           7.28
AR...............................          1.77             1.26             2.00            97.0           7.47
MA...............................          1.37             1.25             1.54            94.5           7.46
CO...............................          1.34             1.21             1.66            99.1           7.19
WA...............................          1.73             1.28             2.29            92.7           7.59
OR...............................          1.29             1.25             1.68            98.6           7.40
NE...............................          1.44             1.31             1.59            97.0           7.01
DC...............................          1.37             1.25             1.51            99.3           7.28
AL...............................          1.37             1.29             1.38            98.2           7.36
MN...............................          1.42             1.31             1.55            98.6           7.05
OK...............................          1.33             1.26             1.40            96.8           7.45
ID...............................          1.35             1.31             1.43            98.8           7.34
WV...............................          1.35             1.30             1.42            95.1           7.48
WY...............................          1.29             1.29             1.29            99.1           7.38
NH...............................          1.26             1.26             1.26           100.0           7.38
KS...............................          1.52             1.40             1.61            86.1           7.81
SD...............................          1.25             1.25             1.25           100.0           7.43
DE...............................          1.45             1.45             1.45            94.0           8.00
NM...............................          1.33             1.33             1.33            96.0           7.50
ME...............................           NAP              NAP              NAP           100.0           7.42
MS...............................          1.31             1.31             1.31           100.0           8.25
                                          -----            -----            -----           -----            ---
Total/Avg./Wtd.
  Avg./Min./Max.:................          1.41x            1.10x            3.53x           95.9%          7.24%
                                          -----            -----            -----           -----            ---
                                          -----            -----            -----           -----            ---

------------------------
*   Less than 0.1%
(1) The Cut-off Date DSC Ratio and Cut-off Date LTV Ratio information shown above do not reflect the 73 Credit Lease Loans, representing 6.8% of the Initial Pool Balance, which typically have debt service coverage ratios below 1.20x and loan-to-value ratios in excess of 80%.
(2) Occupancy Rates were calculated without reference to hospitality properties.

                        MORTGAGE LOANS BY PROPERTY TYPE
                              (ALL MORTGAGE LOANS)

                                                               % BY          AVERAGE      HIGHEST
                                             AGGREGATE       AGGREGATE       CUT-OFF      CUT-OFF       WTD. AVG.
        PROPERTY             NUMBER OF     CUT-OFF DATE    CUT-OFF DATE       DATE         DATE       CUT-OFF DATE
          TYPE                 LOANS          BALANCE         BALANCE        BALANCE      BALANCE     LTV RATIO(1)
------------------------  ---------------  -------------  ---------------  -----------  -----------  ---------------
Multifamily.............           228     $1,080,369,433         31.7%     $4,738,462  $63,766,163          76.8%
Retail..................           168       930,497,174          27.3      5,538,674    85,527,649          70.7
Office..................            71       680,412,829          20.0      9,583,279   178,378,814          69.5
CTL.....................            73       231,804,509           6.8      3,175,404    15,391,931           NAP
Hotel...................            45       231,622,284           6.8      5,147,162    23,892,525          65.3
Industrial/W'hse........            44       130,726,130           3.8      2,971,048    12,218,750          67.1
Health Care.............            12        65,451,082           1.9      5,454,257    13,404,516          56.7
Mixed Use...............             8        22,086,672           0.6      2,760,834     4,850,614          67.8
Self Storage............            10        21,530,458           0.6      2,153,046     3,295,516          68.4
Mobile Home Park........             5        13,547,668           0.4      2,709,534     4,600,000          65.5
                                   ---     -------------         -----     -----------  -----------         -----
Total/Avg./Wtd.
  Avg./Min./ Max.:......           664     $3,408,048,239        100.0%     $5,132,603  $178,378,814         71.6%
                                   ---     -------------         -----     -----------  -----------         -----
                                   ---     -------------         -----     -----------  -----------         -----


                             WTD. AVG.         MINIMUM          MAXIMUM        WTD. AVG.      WTD. AVG.
        PROPERTY           CUT-OFF DATE     CUT-OFF DATE     CUT-OFF DATE      OCCUPANCY      MORTGAGE
          TYPE             DSC RATIO(1)     DSC RATIO(1)     DSC RATIO(1)       RATE(2)         RATE
------------------------  ---------------  ---------------  ---------------  -------------  -------------
Multifamily.............          1.32x            1.18x            2.55x           95.3%          7.24%
Retail..................          1.46             1.11             2.00            93.8           7.18
Office..................          1.39             1.10             1.74            98.4           7.08
CTL.....................           NAP              NAP              NAP           100.0           7.30
Hotel...................          1.52             1.38             3.53             NAP           7.61
Industrial/W'hse........          1.40             1.24             2.23            98.4           7.36
Health Care.............          1.86             1.37             2.33            93.5           7.80
Mixed Use...............          1.41             1.30             1.57            94.1           7.63
Self Storage............          1.45             1.30             1.82            93.0           7.50
Mobile Home Park........          1.55             1.14             2.06            97.2           7.11
                                 -----            -----            -----           -----            ---
Total/Avg./Wtd.
  Avg./Min./ Max.:......          1.41x            1.10x            3.53x           95.9%          7.24%
                                 -----            -----            -----           -----            ---
                                 -----            -----            -----           -----            ---

------------------------

(1) The Cut-off Date DSC Ratio and Cut-off Date LTV Ratio information shown above do not reflect the 73 Credit Lease Loans, representing 6.8% of the Initial Pool Balance, which typically have debt service coverage ratios below 1.20x and loan-to-value ratios in excess of 80%.

(2) Occupancy Rates were calculated without reference to hospitality properties.

                            CUT-OFF DATE DSC RATIOS
               (ALL MORTGAGE LOANS OTHER THAN CREDIT LEASE LOANS)

RANGE
OF
CUT-OFF                                     % BY
DATE                      AGGREGATE      AGGREGATE       AVERAGE        HIGHEST      WTD. AVG.      WTD. AVG.
DSC  NUMBER OF           CUT-OFF DATE   CUT-OFF DATE   CUT-OFF DATE   CUT-OFF DATE  CUT-OFF DATE   CUT-OFF DATE
RATIOS(X)   LOANS          BALANCE        BALANCE        BALANCE        BALANCE      LTV RATIO      DSC RATIO
--   ---------          --------------  ------------   ------------   ------------  ------------   ------------
1.10-1.14...      3     $    5,692,039       0.2%      $ 1,897,346    $ 2,141,612       65.3%          1.11x
1.15-1.19...      4         14,236,510       0.4         3,559,128      7,983,000       80.4           1.19
1.20-1.24...     33        227,079,432       7.1         6,881,195     20,806,342       77.5           1.22
1.25-1.29...    128        625,586,057      19.7         4,887,391     25,328,345       75.4           1.27
1.30-1.34...    124        745,736,721      23.5         6,014,006    178,378,814       72.6           1.32
1.35-1.39...     72        253,458,142       8.0         3,520,252     22,168,012       73.9           1.37
1.40-1.44...     79        442,556,325      13.9         5,601,979     64,000,000       69.9           1.41
1.45-1.49...     40        134,638,216       4.2         3,365,955      9,745,742       71.2           1.47
1.50-1.54...     40        325,568,830      10.3         8,139,221    154,000,000       71.2           1.51
1.55-1.59...     20         68,824,027       2.2         3,441,201     10,092,322       71.1           1.57
1.60-1.64...      8         32,691,561       1.0         4,086,445      7,589,517       62.5           1.62
1.65-1.69...     12         36,937,321       1.2         3,078,110      8,050,981       65.7           1.67
1.70-1.74...      8         25,695,243       0.8         3,211,905      9,717,397       63.9           1.72
1.75-1.79...      2          6,202,408       0.2         3,101,204      3,213,140       54.4           1.79
1.80-1.84...      2          6,428,281       0.2         3,214,140      3,239,973       65.9           1.81
1.85-1.89...      2          4,161,236       0.1         2,080,618      2,416,636       56.4           1.87
1.90-1.94...      1         85,527,649       2.7        85,527,649     85,527,649       61.5           1.91
1.95-1.99...      1          3,435,045       0.1         3,435,045      3,435,045       74.7           1.98
2.00-2.04...      3         94,764,467       3.0        31,588,156     77,863,877       57.3           2.00
2.05-2.09...      2          6,290,877       0.2         3,145,438      4,093,771       47.3           2.06
2.20-2.24...      3         14,957,968       0.5         4,985,989      9,250,000       55.4           2.21
2.25-2.29...      1          3,746,038       0.1         3,746,038      3,746,038       47.4           2.29
2.30-2.34...      1          8,951,209       0.3         8,951,209      8,951,209       20.8           2.33
2.50+...      2              3,078,128       0.1         1,539,064      2,588,128       38.3           3.37
        ---             --------------     -----       ------------   ------------       ---            ---
Total/Avg./Wtd.
  Avg./
  Min./Max.:...    591  $3,176,243,730     100.0%      $ 5,374,355    $178,378,814      71.6%          1.41x
        ---             --------------     -----       ------------   ------------       ---            ---
        ---             --------------     -----       ------------   ------------       ---            ---

RA
OF
CU
DA    MINIMUM        MAXIMUM      WTD. AVG.   WTD. AVG.
DS  CUT-OFF DATE   CUT-OFF DATE   OCCUPANCY   MORTGAGE
RA   DSC RATIO      DSC RATIO      RATE(1)      RATE
--  ------------   ------------   ---------   ---------
1.      1.10x          1.14x         97.6%      7.45%
1.      1.18           1.19          90.0       8.10
1.      1.20           1.24          93.5       7.34
1.      1.25           1.29          95.1       7.28
1.      1.30           1.34          97.3       7.16
1.      1.35           1.39          95.3       7.29
1.      1.40           1.44          96.6       7.27
1.      1.45           1.49          96.4       7.34
1.      1.50           1.54          98.4       7.22
1.      1.55           1.59          94.8       7.22
1.      1.60           1.64          94.7       7.46
1.      1.65           1.69          97.2       7.30
1.      1.70           1.74          97.4       7.63
1.      1.79           1.79          95.9       7.39
1.      1.81           1.82          93.5       7.43
1.      1.85           1.88          94.5       8.09
1.      1.91           1.91          84.8       6.75
1.      1.98           1.98          93.3       7.88
2.      2.00           2.00          89.3       6.92
2.      2.05           2.06          99.0       7.01
2.      2.20           2.23          93.4       7.33
2.      2.29           2.29          89.8       7.97
2.      2.33           2.33          98.0       7.89
2.      2.55           3.53          95.2       7.54
         ---            ---       ---------      ---
To

        1.10x          3.53x         95.6%      7.24%
         ---            ---       ---------      ---
         ---            ---       ---------      ---

The weighted average Cut-off Date DSC Ratio is 1.41x.
------------------------------

(1) Occupancy Rates were calculated without reference to hospitality properties.

                            CUT-OFF DATE LTV RATIOS
               (ALL MORTGAGE LOANS OTHER THAN CREDIT LEASE LOANS)

           RANGE OF                                                  % BY          AVERAGE      HIGHEST
         CUT-OFF DATE                              AGGREGATE       AGGREGATE       CUT-OFF      CUT-OFF       WTD. AVE
             LTV                   NUMBER OF     CUT-OFF DATE    CUT-OFF DATE       DATE         DATE       CUT-OFF DATE
          RATIOS(%)                  LOANS          BALANCE         BALANCE        BALANCE      BALANCE       LTV RATIO
------------------------------  ---------------  -------------  ---------------  -----------  -----------  ---------------
20.1-25.0.....................             1     $   8,951,209           0.3%     $8,951,209  $ 8,951,209          20.8%
25.1-30.0.....................             1         1,059,091         *          1,059,091     1,059,091          29.8
30.1-35.0.....................             2         3,986,074           0.1      1,993,037     3,496,074          30.8
35.1-40.0.....................             4         8,536,223           0.3      2,134,056     2,588,128          38.3
40.1-45.0.....................             1         1,546,387         *          1,546,387     1,546,387          44.2
45.1-50.0.....................             9        36,860,212           1.2      4,095,579     6,900,000          48.4
50.1-55.0.....................             8        16,101,844           0.5      2,012,730     3,492,968          53.1
55.1-60.0.....................            30       199,650,505           6.3      6,655,017    77,863,877          57.6
60.1-65.0.....................            45       474,899,346          15.0     10,553,319   178,378,814          62.7
65.1-70.0.....................            76       250,057,833           7.9      3,290,235    23,892,525          68.0
70.1-75.0.....................           228       996,681,892          31.4      4,371,412    22,468,036          73.5
75.1-80.0.....................           171     1,110,304,436          35.0      6,493,008   154,000,000          78.3
80.1-85.0.....................            15        67,608,679           2.1      4,507,245    17,697,000          81.9
                                         ---     -------------         -----     -----------  -----------           ---
Total/Avg./Wtd.
  Avg./Min./Max.:.............           591     $3,176,243,730        100.0%     $5,374,355  $178,378,814         71.6%
                                         ---     -------------         -----     -----------  -----------           ---
                                         ---     -------------         -----     -----------  -----------           ---

           RANGE OF
         CUT-OFF DATE              WTD. AVG.         MINIMUM          MAXIMUM        WTD. AVG.      WTD. AVG.
             LTV                 CUT-OFF DATE     CUT-OFF DATE     CUT-OFF DATE      OCCUPANCY      MORTGAGE
          RATIOS(%)                DSC RATIO        DSC RATIO        DSC RATIO        RATE(1)         RATE
------------------------------  ---------------  ---------------  ---------------  -------------  -------------
20.1-25.0.....................          2.33x            2.33x            2.33x           98.0%          7.89%
25.1-30.0.....................          1.29             1.29             1.29            95.5           7.33
30.1-35.0.....................          2.07             2.00             2.55            90.0           7.59
35.1-40.0.....................          2.36             1.42             3.53            97.1           7.61
40.1-45.0.....................          1.67             1.67             1.67           100.0           7.38
45.1-50.0.....................          1.67             1.26             2.29            93.2           7.44
50.1-55.0.....................          1.66             1.38             2.23            97.2           7.58
55.1-60.0.....................          1.72             1.14             2.00            92.1           7.17
60.1-65.0.....................          1.50             1.10             2.20            95.4           6.98
65.1-70.0.....................          1.42             1.19             1.88            96.2           7.46
70.1-75.0.....................          1.36             1.20             1.98            95.7           7.34
75.1-80.0.....................          1.33             1.11             1.72            96.1           7.18
80.1-85.0.....................          1.29             1.18             1.57            94.5           7.59
                                         ---              ---              ---           -----            ---
Total/Avg./Wtd.
  Avg./Min./Max.:.............          1.41x            1.10x            3.53x           95.6%          7.24%
                                         ---              ---              ---           -----            ---
                                         ---              ---              ---           -----            ---

The weighted average Cut-off Date LTV Ratio is 71.6%
------------------------------
*   Less than 0.1%
(1) Occupancy Rates were calculated without reference to hospitality properties.

                            MATURITY DATE LTV RATIOS
                          (BALLOON AND ARD LOANS ONLY)

         RANGE OF
         MATURITY                                                 % BY          AVERAGE      HIGHEST
           DATE                                 AGGREGATE       AGGREGATE       CUT-OFF      CUT-OFF       WTD. AVG.
            LTV                 NUMBER OF     CUT-OFF DATE    CUT-OFF DATE       DATE         DATE       CUT-OFF DATE
         RATIOS(%)                LOANS          BALANCE         BALANCE        BALANCE      BALANCE     LTV RATIO(1)
---------------------------  ---------------  -------------  ---------------  -----------  -----------  ---------------
15.1-20.0..................             2     $   5,180,728           0.2%     $2,590,364  $ 3,010,493           NAP
20.1-25.0..................             2         3,306,563           0.1      1,653,281     2,247,472          42.4
25.1-30.0..................             5        13,544,379           0.5      2,708,876     4,119,423          47.6
30.1-35.0..................            13        38,188,880           1.4      2,937,606     5,774,543          63.4
35.1-40.0..................             8       169,857,575           6.1     21,232,197   154,000,000          74.1
40.1-45.0..................            18       120,439,274           4.3      6,691,071    15,391,931          59.5
45.1-50.0..................            37       161,492,732           5.8      4,364,668    21,840,552          63.2
50.1-55.0..................            32       184,588,961           6.6      5,768,405    64,000,000          64.1
55.1-60.0..................            64       312,713,367          11.3      4,886,146    77,863,877          67.0
60.1-65.0..................           135       667,836,417          24.0      4,946,936    85,527,649          72.3
65.1-70.0..................           182       917,184,785          33.0      5,039,477    25,328,345          76.9
70.1-75.0..................            36       183,663,552           6.6      5,101,765    17,697,000          79.5
                                      ---     -------------         -----     -----------  -----------         -----
Total/Avg./Wtd. Avg./Min./
  Max.:....................           534     $2,777,997,213        100.0%     $5,202,242  $154,000,000         72.3%
                                      ---     -------------         -----     -----------  -----------         -----
                                      ---     -------------         -----     -----------  -----------         -----

         RANGE OF
         MATURITY
           DATE                 WTD. AVG.         MINIMUM          MAXIMUM        WTD. AVG.      WTD. AVG.
            LTV               CUT-OFF DATE     CUT-OFF DATE     CUT-OFF DATE      OCCUPANCY      MORTGAGE
         RATIOS(%)            DSC RATIO(1)     DSC RATIO(1)     DSC RATIO(1)       RATE(2)         RATE
---------------------------  ---------------  ---------------  ---------------  -------------  -------------
15.1-20.0..................           NAP              NAP              NAP           100.0%          7.26%
20.1-25.0..................          1.36             1.29             1.40            95.5           7.51
25.1-30.0..................          1.59             1.31             2.00            92.9           7.57
30.1-35.0..................          1.86             1.21             3.53            99.7           7.39
35.1-40.0..................          1.52             1.21             2.29            99.2           7.11
40.1-45.0..................          1.58             1.18             2.23            99.3           7.39
45.1-50.0..................          1.50             1.25             2.20            98.2           7.42
50.1-55.0..................          1.45             1.25             1.82            95.1           7.08
55.1-60.0..................          1.54             1.19             2.00            94.0           7.25
60.1-65.0..................          1.43             1.20             1.91            94.1           7.24
65.1-70.0..................          1.33             1.11             1.64            95.4           7.18
70.1-75.0..................          1.29             1.19             1.72            93.5           7.46
                                    -----            -----            -----           -----            ---
Total/Avg./Wtd. Avg./Min./
  Max.:....................          1.42x            1.11x            3.53x           95.3%          7.24%
                                    -----            -----            -----           -----            ---
                                    -----            -----            -----           -----            ---

The weighted average Maturity Date LTV Ratio is 59.6%.

------------------------------

(1) The Cut-off Date DSC Ratio and Cut-off Date LTV Ratio information shown above do not reflect the 73 Credit Lease Loans, representing 6.8% of the Initial Pool Balance, which typically have debt service coverage ratios below 1.20x and loan-to-value ratios in excess of 80%.

(2) Occupancy Rates were calculated without reference to hospitality properties.

                                 MORTGAGE RATES
                              (ALL MORTGAGE LOANS)

                                                                  % BY          AVERAGE      HIGHEST
         RANGE OF                               AGGREGATE       AGGREGATE       CUT-OFF      CUT-OFF       WTD. AVG.
         MORTGAGE               NUMBER OF     CUT-OFF DATE    CUT-OFF DATE       DATE         DATE       CUT-OFF DATE
         RATES(%)                 LOANS          BALANCE         BALANCE        BALANCE      BALANCE     LTV RATIO(1)
---------------------------  ---------------  -------------  ---------------  -----------  -----------  ---------------
6.500- 6.749...............             1     $   4,191,650           0.1%     $4,191,650  $ 4,191,650          55.9%
6.750- 6.999...............            64       711,653,834          20.9     11,119,591   178,378,814          67.8
7.000- 7.249...............           204     1,158,366,302          34.0      5,678,266   154,000,000          74.6
7.250- 7.499...............           197       860,138,358          25.2      4,366,185    63,766,163          73.4
7.500- 7.749...............           113       381,996,061          11.2      3,380,496    23,892,525          69.0
7.750- 7.999...............            55       181,887,282           5.3      3,307,041    13,404,516          66.0
8.000- 8.249...............            19        79,380,015           2.3      4,177,896    17,697,000          73.2
8.250- 8.499...............             4        14,753,036           0.4      3,688,259    11,283,801          67.9
8.500- 8.749...............             3         5,996,540           0.2      1,998,847     2,815,366          78.5
8.750- 8.999...............             1         2,382,514           0.1      2,382,514     2,382,514          62.7
9.000- 9.249...............             3         7,302,647           0.2      2,434,216     3,291,195          72.9
                                      ---     -------------         -----     -----------  -----------           ---
Total/Avg./Wtd. Avg./Min./
  Max.:....................           664     $3,408,048,239        100.0%     $5,132,603  $178,378,814         71.6%
                                      ---     -------------         -----     -----------  -----------           ---
                                      ---     -------------         -----     -----------  -----------           ---


         RANGE OF               WTD. AVG.         MINIMUM          MAXIMUM        WTD. AVG.      WTD. AVG.
         MORTGAGE             CUT-OFF DATE     CUT-OFF DATE     CUT-OFF DATE      OCCUPANCY      MORTGAGE
         RATES(%)             DSC RATIO(1)     DSC RATIO(1)     DSC RATIO(1)       RATE(2)         RATE
---------------------------  ---------------  ---------------  ---------------  -------------  -------------
6.500- 6.749...............          1.55x            1.55x            1.55x          100.0%          6.71%
6.750- 6.999...............          1.49             1.21             2.06            94.5           6.82
7.000- 7.249...............          1.39             1.10             2.20            96.7           7.11
7.250- 7.499...............          1.35             1.14             2.23            96.2           7.36
7.500- 7.749...............          1.41             1.19             3.53            96.7           7.58
7.750- 7.999...............          1.55             1.11             2.33            96.6           7.87
8.000- 8.249...............          1.33             1.19             1.72            89.3           8.11
8.250- 8.499...............          1.37             1.31             1.40           100.0           8.34
8.500- 8.749...............          1.48             1.18             1.88           100.0           8.65
8.750- 8.999...............          1.41             1.41             1.41             NAP           8.88
9.000- 9.249...............          1.24             1.20             1.29            99.1           9.05
                                      ---              ---              ---           -----            ---
Total/Avg./Wtd. Avg./Min./
  Max.:....................          1.41x            1.10x            3.53x           95.9%          7.24%
                                      ---              ---              ---           -----            ---
                                      ---              ---              ---           -----            ---

The weighted average Mortgage Rate is 7.243%.

------------------------------

(1) The Cut-off Date DSC Ratio and Cut-off Date LTV Ratio information shown above do not reflect the 73 Credit Lease Loans, representing 6.8% of the Initial Pool Balance, which typically have debt service coverage ratios below 1.20x and loan-to-value ratios in excess of 80%.

(2) Occupancy Rates were calculated without reference to hospitality properties.

                           ORIGINAL TERMS TO MATURITY
                              (ALL MORTGAGE LOANS)

        RANGE OF
        ORIGINAL                                               % BY          AVERAGE      HIGHEST
         TERMS                               AGGREGATE       AGGREGATE       CUT-OFF      CUT-OFF       WTD. AVG.
      TO MATURITY            NUMBER OF     CUT-OFF DATE    CUT-OFF DATE       DATE         DATE       CUT-OFF DATE
        (MONTHS)               LOANS          BALANCE         BALANCE        BALANCE      BALANCE     LTV RATIO(1)
------------------------  ---------------  -------------  ---------------  -----------  -----------  ---------------
49-60...................             4     $  35,718,840           1.0%     $8,929,710  $21,840,552          63.4%
61-72...................             1         6,990,558           0.2      6,990,558     6,990,558          69.9
73-84...................            21       123,601,766           3.6      5,885,798    22,468,036          71.6
97-108..................             1        85,527,649           2.5     85,527,649    85,527,649          61.5
109-120.................           422     1,767,341,250          51.9      4,188,012    25,328,345          73.6
121-132.................             3        91,032,028           2.7     30,344,009    77,863,877          59.3
133-144.................             4        30,542,941           0.9      7,635,735    22,168,012          78.4
145-156.................             3       176,472,872           5.2     58,824,291   154,000,000          75.8
157-168.................             1         2,141,612           0.1      2,141,612     2,141,612          63.0
169-180.................            63       305,997,327           9.0      4,857,100    64,000,000          68.5
181-192.................             6       235,736,889           6.9     39,289,481   178,378,814          66.3
193-204.................             2         4,551,317           0.1      2,275,658     2,843,054          72.3
205-216.................             2         2,839,724           0.1      1,419,862     1,426,496           NAP
217-228.................             4         7,158,468           0.2      1,789,617     2,718,069           NAP
229-240.................            94       316,335,224           9.3      3,365,268    15,391,931          66.0
241-252.................             1         1,765,000           0.1      1,765,000     1,765,000           NAP
253-264.................             1        11,283,801           0.3     11,283,801    11,283,801           NAP
277-288.................             2         2,626,382           0.1      1,313,191     1,362,341           NAP
289-300.................            17        68,513,258           2.0      4,030,192    12,469,243          74.1
301-312.................             1        13,760,326           0.4     13,760,326    13,760,326           NAP
349-360.................            11       118,111,008           3.5     10,737,364    63,766,163          77.5
                                   ---     -------------         -----     -----------  -----------         -----
Total/Avg./Wtd.
  Avg./Min./ Max.:......           664     $3,408,048,239        100.0%     $5,132,603  $178,378,814         71.6%
                                   ---     -------------         -----     -----------  -----------         -----
                                   ---     -------------         -----     -----------  -----------         -----

        RANGE OF
        ORIGINAL
         TERMS               WTD. AVG.         MINIMUM          MAXIMUM        WTD. AVG.      WTD. AVG.
      TO MATURITY          CUT-OFF DATE     CUT-OFF DATE     CUT-OFF DATE      OCCUPANCY      MORTGAGE
        (MONTHS)           DSC RATIO(1)     DSC RATIO(1)     DSC RATIO(1)       RATE(2)         RATE
------------------------  ---------------  ---------------  ---------------  -------------  -------------
49-60...................          1.44x            1.21x            1.56x           90.9%          7.53%
61-72...................          1.32             1.32             1.32           100.0           7.29
73-84...................          1.37             1.20             2.00            95.1           7.24
97-108..................          1.91             1.91             1.91            84.8           6.75
109-120.................          1.38             1.11             3.53            95.3           7.30
121-132.................          1.91             1.28             2.00            89.7           6.82
133-144.................          1.34             1.24             1.37            96.8           7.15
145-156.................          1.48             1.26             1.50            99.7           7.03
157-168.................          1.10             1.10             1.10           100.0           7.06
169-180.................          1.39             1.14             2.23            96.9           7.22
181-192.................          1.32             1.25             1.46            98.6           6.94
193-204.................          1.33             1.26             1.45            98.0           7.55
205-216.................           NAP              NAP              NAP           100.0           7.28
217-228.................           NAP              NAP              NAP           100.0           7.21
229-240.................          1.49             1.19             2.33            98.6           7.36
241-252.................           NAP              NAP              NAP           100.0           6.90
253-264.................           NAP              NAP              NAP           100.0           8.34
277-288.................           NAP              NAP              NAP           100.0           7.88
289-300.................          1.33             1.18             2.55            97.7           7.56
301-312.................           NAP              NAP              NAP           100.0           7.13
349-360.................          1.32             1.21             1.68            96.2           7.34
                                 -----            -----            -----           -----            ---
Total/Avg./Wtd.
  Avg./Min./ Max.:......          1.41x            1.10x            3.53x           95.9%          7.24%
                                 -----            -----            -----           -----            ---
                                 -----            -----            -----           -----            ---

The weighted average original term to maturity is 155 months.

------------------------------

(1) The Cut-off Date DSC Ratio and Cut-off Date LTV Ratio information shown above do not reflect the 73 Credit Lease Loans, representing 6.8% of the Initial Pool Balance, which typically have debt service coverage ratios below 1.20x and loan-to-value ratios in excess of 80%.

(2) Occupancy Rates are calculated without reference to hospitality properties.

                          REMAINING TERMS TO MATURITY
                              (ALL MORTGAGE LOANS)

              RANGE OF
             REMAINING                                                      % BY
              TERMS TO                                   AGGREGATE        AGGREGATE       AVERAGE       HIGHEST        WTD. AVG.
              MATURITY                   NUMBER OF      CUT-OFF DATE    CUT-OFF DATE    CUT-OFF DATE  CUT-OFF DATE   CUT-OFF DATE
              (MONTHS)                     LOANS          BALANCE          BALANCE        BALANCE       BALANCE      LTV RATIO(1)
------------------------------------  ---------------  --------------  ---------------  ------------  ------------  ---------------
49-60...............................             4     $   35,718,840           1.0%     $8,929,710   $ 21,840,552          63.4%
61-72...............................             1          6,990,558           0.2       6,990,558      6,990,558          69.9
73-84...............................            21        123,601,766           3.6       5,885,798     22,468,036          71.6
97-108..............................             1         85,527,649           2.5      85,527,649     85,527,649          61.5
109-120.............................           422      1,767,341,250          51.9       4,188,012     25,328,345          73.6
121-132.............................             3         91,032,028           2.7      30,344,009     77,863,877          59.3
133-144.............................             4         30,542,941           0.9       7,635,735     22,168,012          78.4
145-156.............................             3        176,472,872           5.2      58,824,291    154,000,000          75.8
157-168.............................             2          2,636,471           0.1       1,318,235      2,141,612          63.0
169-180.............................            66        356,615,913          10.5       5,403,271     64,000,000          69.5
181-192.............................             2        184,623,444           5.4      92,311,722    178,378,814          63.9
193-204.............................             2          4,551,317           0.1       2,275,658      2,843,054          72.3
205-216.............................             2          2,839,724           0.1       1,419,862      1,426,496           NAP
217-228.............................             9         17,092,595           0.5       1,899,177      3,614,562           NAP
229-240.............................            89        306,401,097           9.0       3,442,709     15,391,931          66.0
241-252.............................             1          1,765,000           0.1       1,765,000      1,765,000           NAP
253-264.............................             1         11,283,801           0.3      11,283,801     11,283,801           NAP
277-288.............................             2          2,626,382           0.1       1,313,191      1,362,341           NAP
289-300.............................            18         82,273,585           2.4       4,570,755     13,760,326          74.1
349-360.............................            11        118,111,008           3.5      10,737,364     63,766,163          77.5
                                               ---     --------------         -----     ------------  ------------         -----
Total/Avg./Wtd. Avg./Min./Max.:.....           664     $3,408,048,239         100.0%     $5,132,603   $178,378,814          71.6%
                                               ---     --------------         -----     ------------  ------------         -----
                                               ---     --------------         -----     ------------  ------------         -----

              RANGE OF
             REMAINING
              TERMS TO                   WTD. AVG.         MINIMUM          MAXIMUM        WTD. AVG.      WTD. AVG.
              MATURITY                 CUT-OFF DATE     CUT-OFF DATE     CUT-OFF DATE      OCCUPANCY      MORTGAGE
              (MONTHS)                 DSC RATIO(1)     DSC RATIO(1)     DSC RATIO(1)       RATE(2)         RATE
------------------------------------  ---------------  ---------------  ---------------  -------------  -------------
49-60...............................          1.44x            1.21x            1.56x           90.9%          7.53%
61-72...............................          1.32             1.32             1.32           100.0           7.29
73-84...............................          1.37             1.20             2.00            95.1           7.24
97-108..............................          1.91             1.91             1.91            84.8           6.75
109-120.............................          1.38             1.11             3.53            95.3           7.30
121-132.............................          1.91             1.28             2.00            89.7           6.82
133-144.............................          1.34             1.24             1.37            96.8           7.15
145-156.............................          1.48             1.26             1.50            99.7           7.03
157-168.............................          1.10             1.10             1.10           100.0           7.06
169-180.............................          1.38             1.14             2.23            96.5           7.24
181-192.............................          1.32             1.32             1.45            99.7           6.83
193-204.............................          1.33             1.26             1.45            98.0           7.55
205-216.............................           NAP              NAP              NAP           100.0           7.28
217-228.............................           NAP              NAP              NAP           100.0           7.34
229-240.............................          1.49             1.19             2.33            98.5           7.35
241-252.............................           NAP              NAP              NAP           100.0           6.90
253-264.............................           NAP              NAP              NAP           100.0           8.34
277-288.............................           NAP              NAP              NAP           100.0           7.88
289-300.............................          1.33             1.18             2.55            98.1           7.49
349-360.............................          1.32             1.21             1.68            96.2           7.34
                                             -----            -----            -----           -----            ---
Total/Avg./Wtd. Avg./Min./Max.:.....          1.41x            1.10x            3.53x           95.9%          7.24%
                                             -----            -----            -----           -----            ---
                                             -----            -----            -----           -----            ---

The weighted average remaining term to maturity is 152 months.

----------------------------------

(1) The Cut-off Date DSC Ratio and Cut-off Date LTV Ratio information shown above do not reflect the 73 Credit Lease Loans, representing 6.8% of the Initial Pool Balance, which typically have debt service coverage ratios below 1.20x and loan-to-value ratios in excess of 80%.

(2) Occupancy Rates were calculated without reference to hospitality properties.

                             CUT-OFF DATE BALANCES
                              (ALL MORTGAGE LOANS)

                                                                   % BY
         RANGE OF                               AGGREGATE        AGGREGATE       AVERAGE       HIGHEST        WTD. AVG.
       CUT-OFF DATE             NUMBER OF      CUT-OFF DATE    CUT-OFF DATE    CUT-OFF DATE  CUT-OFF DATE   CUT-OFF DATE
        BALANCES($)               LOANS          BALANCE          BALANCE        BALANCE       BALANCE      LTV RATIO(1)
---------------------------  ---------------  --------------  ---------------  ------------  ------------  ---------------
      0.01-   2,000,000               201     $  283,733,035           8.3%    $  1,411,607  $  1,997,735          69.6%
  2,000,001-   4,000,000              231        651,569,882          19.1        2,820,649     4,000,000          71.4
  4,000,001-   6,000,000               87        428,210,803          12.6        4,921,963     5,993,028          72.9
  6,000,001-   8,000,000               63        430,162,890          12.6        6,827,982     7,983,000          73.2
  8,000,001-  10,000,000               23        210,732,626           6.2        9,162,288     9,968,199          72.3
 10,000,001-  12,000,000               13        143,137,620           4.2       11,010,586    11,980,750          76.9
 12,000,001-  14,000,000               18        232,102,189           6.8       12,894,566    13,770,454          73.2
 14,000,001-  16,000,000                7        103,679,200           3.0       14,811,314    15,391,931          74.7
 16,000,001-  18,000,000                6        102,564,937           3.0       17,094,156    17,952,728          75.6
 18,000,001-  20,000,000                1         20,000,000           0.6       20,000,000    20,000,000          76.5
 20,000,001-  22,000,000                4         84,761,635           2.5       21,190,409    21,840,552          72.5
 22,000,001-  24,000,000                3         68,528,573           2.0       22,842,858    23,892,525          73.9
 24,000,001-  26,000,000                1         25,328,345           0.7       25,328,345    25,328,345          78.6
 62,000,001-  64,000,000                2        127,766,163           3.7       63,883,082    64,000,000          70.3
 76,000,001-  78,000,000                1         77,863,877           2.3       77,863,877    77,863,877          58.8
 84,000,001-  86,000,000                1         85,527,649           2.5       85,527,649    85,527,649          61.5
152,000,001- 154,000,000                1        154,000,000           4.5      154,000,000   154,000,000          76.2
178,000,001- 180,000,000                1        178,378,814           5.2      178,378,814   178,378,814          63.7
                                      ---     --------------         -----     ------------  ------------           ---
Total/Avg./Wtd. Avg./Min./
  Max.:....................           664     $3,408,048,239         100.0%    $  5,132,603  $178,378,814          71.6%
                                      ---     --------------         -----     ------------  ------------           ---
                                      ---     --------------         -----     ------------  ------------           ---


         RANGE OF               WTD. AVG.         MINIMUM          MAXIMUM        WTD. AVG.      WTD. AVG.
       CUT-OFF DATE           CUT-OFF DATE     CUT-OFF DATE     CUT-OFF DATE      OCCUPANCY      MORTGAGE
        BALANCES($)           DSC RATIO(1)     DSC RATIO(1)     DSC RATIO(1)       RATE(2)         RATE
---------------------------  ---------------  ---------------  ---------------  -------------  -------------
      0.01-   2,000,000              1.39x            1.14x            2.55x           97.7%          7.41%
  2,000,001-   4,000,000             1.43             1.10             3.53            96.6           7.38
  4,000,001-   6,000,000             1.38             1.20             2.06            96.4           7.34
  6,000,001-   8,000,000             1.35             1.19             1.68            94.9           7.30
  8,000,001-  10,000,000             1.44             1.21             2.33            95.7           7.32
 10,000,001-  12,000,000             1.31             1.20             1.57            97.8           7.35
 12,000,001-  14,000,000             1.36             1.21             2.00            94.0           7.22
 14,000,001-  16,000,000             1.32             1.26             1.41            96.6           7.18
 16,000,001-  18,000,000             1.30             1.21             1.51            94.9           7.33
 18,000,001-  20,000,000             1.21             1.21             1.21            97.3           6.85
 20,000,001-  22,000,000             1.34             1.21             1.53            93.9           7.16
 22,000,001-  24,000,000             1.40             1.37             1.42            94.9           7.30
 24,000,001-  26,000,000             1.29             1.29             1.29            89.7           6.79
 62,000,001-  64,000,000             1.35             1.30             1.40            96.6           7.05
 76,000,001-  78,000,000             2.00             2.00             2.00            88.5           6.75
 84,000,001-  86,000,000             1.91             1.91             1.91            84.8           6.75
152,000,001- 154,000,000             1.50             1.50             1.50           100.0           7.04
178,000,001- 180,000,000             1.32             1.32             1.32           100.0           6.83
                                      ---              ---              ---           -----            ---
Total/Avg./Wtd. Avg./Min./
  Max.:....................          1.41x            1.10x            3.53x           95.9%          7.24%
                                      ---              ---              ---           -----            ---
                                      ---              ---              ---           -----            ---

The average Cut-off Date Balance is $5,132,603.

----------------------------------

(1) The Cut-off Date DSC Ratio and Cut-off Date LTV Ratio information shown above do not reflect the 73 Credit Lease Loans, representing 6.8% of the Initial Pool Balance, which typically have debt service coverage ratios below 1.20x and loan-to-value ratios in excess of 80%.

(2) Occupancy Rates were calculated without reference to hospitality properties.

                          REMAINING AMORTIZATION TERMS
        (ALL MORTGAGE LOANS OTHER THAN INTEREST-ONLY MORTGAGE LOANS)(1)

                                                                        % BY
           REMAINING                                 AGGREGATE        AGGREGATE        AVERAGE        HIGHEST        WTD. AVG.
         AMORTIZATION               NUMBER OF      CUT-OFF DATE     CUT-OFF DATE    CUT-OFF DATE   CUT-OFF DATE    CUT-OFF DATE
         TERM (MONTHS)                LOANS           BALANCE          BALANCE         BALANCE        BALANCE      LTV RATIO(2)
-------------------------------  ---------------  ---------------  ---------------  -------------  -------------  ---------------
109-120........................             1     $     1,666,979           0.1%    $   1,666,979  $   1,666,979           NAP
133-144........................             2           6,277,935           0.2         3,138,967      4,121,707          73.9
157-168........................             2           2,636,471           0.1         1,318,235      2,141,612          63.0
169-180........................            19          37,111,807           1.1         1,953,253      5,467,636          59.4
181-192........................             2         332,378,814          10.2       166,189,407    178,378,814          69.5
193-204........................             2           4,551,317           0.1         2,275,658      2,843,054          72.3
205-216........................             1           1,413,228         *             1,413,228      1,413,228           NAP
217-228........................             8          13,478,033           0.4         1,684,754      2,718,069           NAP
229-240........................            74         231,077,727           7.1         3,122,672     21,840,552          62.9
241-252........................             2           3,340,000           0.1         1,670,000      1,765,000          67.7
253-264........................             5          19,459,923           0.6         3,891,985     11,283,801          63.6
265-276........................             2           9,978,644           0.3         4,989,322      6,968,151          72.6
277-288........................             7          16,725,874           0.5         2,389,411      4,119,423           NAP
289-300........................           130         477,815,749          14.7         3,675,506     23,892,525          67.5
301-312........................             5          62,536,008           1.9        12,507,202     15,391,931           NAP
313-324........................             5          28,111,752           0.9         5,622,350     12,443,168          72.4
325-336........................             4          15,085,772           0.5         3,771,443      5,394,497          69.9
349-360........................           391       1,981,010,681          61.1         5,066,523     64,000,000          74.7
                                          ---     ---------------         -----     -------------  -------------         -----
Total/Avg./Wtd. Avg./Min./
  Max.:........................           662     $ 3,244,656,713         100.0%    $   4,901,294  $ 178,378,814          72.2%
                                          ---     ---------------         -----     -------------  -------------         -----
                                          ---     ---------------         -----     -------------  -------------         -----


           REMAINING                WTD. AVG.         MINIMUM          MAXIMUM        WTD. AVG.      WTD. AVG.
         AMORTIZATION             CUT-OFF DATE     CUT-OFF DATE     CUT-OFF DATE      OCCUPANCY      MORTGAGE
         TERM (MONTHS)            DSC RATIO(2)     DSC RATIO(2)     DSC RATIO(2)       RATE(3)         RATE
-------------------------------  ---------------  ---------------  ---------------  -------------  -------------
109-120........................           NAP              NAP              NAP           100.0%          7.56%
133-144........................          1.27             1.24             1.32           100.0           7.32
157-168........................          1.10             1.10             1.10           100.0           7.06
169-180........................          1.46             1.14             2.23            99.7           7.60
181-192........................          1.40             1.32             1.50           100.0           6.93
193-204........................          1.33             1.26             1.45            98.0           7.55
205-216........................           NAP              NAP              NAP           100.0           7.34
217-228........................           NAP              NAP              NAP           100.0           7.36
229-240........................          1.54             1.19             2.33            98.2           7.46
241-252........................          1.28             1.28             1.28           100.0           7.05
253-264........................          1.53             1.41             1.65           100.0           8.17
265-276........................          1.28             1.28             1.28            95.8           7.12
277-288........................           NAP              NAP              NAP           100.0           7.38
289-300........................          1.47             1.20             3.53            96.5           7.49
301-312........................           NAP              NAP              NAP           100.0           7.16
313-324........................          1.38             1.28             1.40            94.1           7.72
325-336........................          1.33             1.26             1.46            96.7           7.27
349-360........................          1.34             1.11             2.06            95.4           7.23
                                        -----            -----            -----           -----            ---
Total/Avg./Wtd. Avg./Min./
  Max.:........................          1.38x            1.10x            3.53x           96.4%          7.27%
                                        -----            -----            -----           -----            ---
                                        -----            -----            -----           -----            ---

The weighted average remaining amortization term is 316 months.

------------------------------

*   Less than 0.1%

(1)"Interest-Only Mortgage Loan" means each of the two ARD Loans that provide for scheduled payments of interest only prior to their respective Anticipated Repayment Dates.

(2) The Cut-off Date DSC Ratio and Cut-off Date LTV Ratio information shown above do not reflect the 73 Credit Lease Loans, representing 6.8% of the Initial Pool Balance, which typically have debt service coverage ratios below 1.20x and loan-to-value ratios in excess of 80%.

(3) Occupancy Rates were calculated without reference to hospitality properties.

                               AMORTIZATION TYPES
                              (ALL MORTGAGE LOANS)

                                                               % BY          AVERAGE      HIGHEST
                                             AGGREGATE       AGGREGATE       CUT-OFF      CUT-OFF       WTD. AVG.
      AMORTIZATION           NUMBER OF     CUT-OFF DATE    CUT-OFF DATE       DATE         DATE       CUT-OFF DATE
        TYPES(5)               LOANS          BALANCE         BALANCE        BALANCE      BALANCE     LTV RATIO(1)
------------------------  ---------------  -------------  ---------------  -----------  -----------  ---------------
Balloon(3)..............           431     $1,963,020,820         57.6%     $4,554,573  $64,000,000          72.5%
ARD(4)..................           103       814,976,393          23.9      7,912,392   154,000,000          71.8
Fully Amortizing........           130       630,051,026          18.5      4,846,546   178,378,814          67.8
                                   ---     -------------         -----     -----------  -----------           ---
Total/Avg./Wtd. Avg./
  Min./Max.:............           664     $3,408,048,239        100.0%     $5,132,603  $178,378,814         71.6%
                                   ---     -------------         -----     -----------  -----------           ---
                                   ---     -------------         -----     -----------  -----------           ---


                             WTD. AVG.         MINIMUM        MAXIMUM       WTD. AVG.      WTD. AVG.
      AMORTIZATION         CUT-OFF DATE     CUT-OFF DATE    CUT-OFF DATE    OCCUPANCY      MORTGAGE
        TYPES(5)           DSC RATIO(1)     DSC RATIO(1)    DSC RATIO(1)     RATE(2)         RATE
------------------------  ---------------  ---------------  ------------  -------------  -------------
Balloon(3)..............          1.38x            1.11x            2.29x        96.0%          7.28%
ARD(4)..................          1.49             1.19             3.53         93.8           7.14
Fully Amortizing........          1.38             1.10             2.55         98.5           7.26
                                   ---              ---     ------------          ---            ---
Total/Avg./Wtd. Avg./
  Min./Max.:............          1.41x            1.10x            3.53x        95.9%          7.24%
                                   ---              ---     ------------          ---            ---
                                   ---              ---     ------------          ---            ---

------------------------------

(1) The Cut-off Date DSC Ratio and Cut-off Date LTV Ratio information shown above do not reflect the 73 Credit Lease Loans, representing 6.8% of the Initial Pool Balance, which typically have debt service coverage ratios below 1.20x and loan-to-value ratios in excess of 80%.

(2) Occupancy Rates were calculated without reference to hospitality properties.

(3) Includes three Mortgage Loans, or 2.2%, which require payments of interest only for a period of 24 to 60 months from origination prior to the commencement of payments of principal and interest.

(4) Includes nine Mortgage Loans, or 10.6%, which require payments of interest only for a period of 23 months to 132 months from origination prior to the commencement of payments of principal and interest.

(5) Each category of Amortization Type contains Mortgage Loans that are subject to changes in the amount of the monthly payment at specified times in the future. Refer to the sheet named "Step" in the file "FULBBA.XLS" on the diskette in the back cover of the Prospectus Supplement.

                                OCCUPANCY RATES
(ALL MORTGAGE LOANS OTHER THAN MORTGAGE LOANS SECURED BY HOSPITALITY PROPERTIES)

                                                          % BY
      RANGE OF                          AGGREGATE       AGGREGATE       AVERAGE       HIGHEST        WTD. AVG.        WTD. AVG.
      OCCUPANCY          NUMBER OF    CUT-OFF DATE    CUT-OFF DATE    CUT-OFF DATE  CUT-OFF DATE   CUT-OFF DATE     CUT-OFF DATE
      RATES(%)             LOANS         BALANCE         BALANCE        BALANCE       BALANCE      LTV RATIO(1)     DSC RATIO(1)
---------------------  -------------  -------------  ---------------  ------------  ------------  ---------------  ---------------
65.01- 70.00                     1    $   2,189,022           0.1%     $2,189,022    $2,189,022           47.6%            1.38x
70.01- 75.00                     2       14,061,160           0.4       7,030,580    12,168,124           73.5             1.24
75.01- 80.00                     2        4,508,750           0.1       2,254,375     2,988,063           70.4             1.29
80.01- 85.00                    14      141,896,268           4.5      10,135,448    85,527,649           66.5             1.69
85.01- 90.00                    39      282,422,692           8.9       7,241,607    77,863,877           68.6             1.56
90.01- 95.00                   121      637,186,511          20.1       5,266,004    22,468,036           74.7             1.35
95.01-100.00                   440    2,094,161,551          65.9       4,759,458   178,378,814           72.2             1.37
                             -----    -------------         -----     ------------  ------------           ---              ---
Total/Avg./Wtd. Avg./
  Min./Max.:.........          619    $3,176,425,954        100.0%     $5,131,544   1$78,378,814          72.1%            1.40x
                             -----    -------------         -----     ------------  ------------           ---              ---
                             -----    -------------         -----     ------------  ------------           ---              ---


      RANGE OF             MINIMUM          MAXIMUM        WTD. AVG.      WTD. AVG.
      OCCUPANCY         CUT-OFF DATE     CUT-OFF DATE      OCCUPANCY      MORTGAGE
      RATES(%)          DSC RATIO(1)     DSC RATIO(1)        RATE           RATE
---------------------  ---------------  ---------------  -------------  -------------
65.01- 70.00                   1.38x            1.38x           68.3%          8.13%
70.01- 75.00                   1.21             1.42            72.9           7.28
75.01- 80.00                   1.26             1.30            79.0           7.41
80.01- 85.00                   1.19             1.91            84.3           7.04
85.01- 90.00                   1.21             2.29            88.5           7.17
90.01- 95.00                   1.11             2.00            93.2           7.26
95.01-100.00                   1.10             2.55            98.8           7.22
                                ---              ---             ---            ---
Total/Avg./Wtd. Avg./
  Min./Max.:.........          1.10x            2.55x           95.9%          7.22%
                                ---              ---             ---            ---
                                ---              ---             ---            ---

------------------------

(1) The Cut-off Date DSC Ratio and Cut-off Date LTV Ratio information shown above do not reflect the 73 Credit Lease Loans, representing 6.8% of the Initial Pool Balance, which typically have debt service coverage ratios below 1.20x and loan to value ratios in excess of 80%.

                                RESERVE ACCOUNT
                              (ALL MORTGAGE LOANS)

                                                                                 INITIAL
                                                                                 DEPOSIT           ANNUAL            ANNUAL
                                                                               TO CAPITAL        DEPOSIT TO        DEPOSIT TO
  CONTROL                                                                         IMP.           REPLACEMENT          TI/LC
    NO.             PROPERTY NAME                    PROPERTY TYPE             RESERVE ($)       RESERVE ($)       RESERVE ($)
-----------  ----------------------------  ----------------------------------  -----------  ---------------------  -----------
         1   IBM Corporate Office Complex  Office                                  --                --                --
         2   Broadmoor Austin              Office                                  --                --                --
         3   Fox Valley Mall               Retail--Anchored                        --                --                --
         4   Hawthorn Center               Retail--Anchored                        --                --                --
         5   First Union Plaza             Office                                  --                --                --
         6   Oakwood Village               Multifamily                             --                    $244,800         NAP
         7   Phillips Place                Retail--Unanchored                      --                      12,964      --
         9   Musselman Portfolio (Roll-
               Up)                         Hotel--Limited Service              $   106,363     4% of Gross Income         NAP
        10   Ohio Edison Office Building   Office                                  --                      50,360   $ 100,000
        11   The Ridge Gardens Apartments  Multifamily                               3,563                124,821         NAP
        12   Holiday Inn Downtown          Hotel--Full Service                       5,438     4% of Gross Income         NAP
        13   Peach Tree Apartments         Multifamily                              66,250                 93,500         NAP
        14   St. Andrews Place             Multifamily                             --                      58,104         NAP
        15   Hunt Club                     Multifamily                              53,237                 76,608         NAP
        16   100 West Chestnut St.         Multifamily                              14,875                 66,920         NAP
        17   Hickory Ridge Commons
               Shopping Center             Retail--Anchored                         10,000                 13,130      96,300
        18   Holly Hall                    Multifamily                             186,365                 99,575         NAP
        19   1066 Third Avenue (Royale
               Retail Condominiums)        Retail--Anchored                        --                       6,075      --
        20   Richardson Highlands          Multifamily                             145,000                 56,232         NAP
        21   Burke Centre                  Retail--Anchored                        --                --                --
        22   Stallings Portfolio (Loan
               Level)                      Office                                  --                      41,181     208,804
                                                                                   --
        23   Brinker Trust 11              CTL                                     --                --                   NAP
       23a   On The Border--Store #16      CTL                                     --                --                   NAP
       23b   Macaroni Grill--Store #131    CTL                                     --                --                   NAP
       23c   On The Border--Store #50      CTL                                     --                --                   NAP
       23d   On The Border--Store #17      CTL                                     --                --                   NAP
       23e   Chili's--Store #332           CTL                                     --                --                   NAP
       23f   Macaroni Grill--Store #37     CTL                                     --                --                   NAP
       23g   Chili's--Store #520           CTL                                     --                --                   NAP
       23h   Chili's--Store #272           CTL                                     --                --                   NAP
       23i   Chili's--Store #326           CTL                                     --                --                   NAP
                                                                                   --
        24   Brinker Trust 9               CTL                                     --                --                   NAP
        25   Quince Orchard I Apartments   Multifamily                              42,500                 89,496         NAP
        26   Levittown Trace Apartments    Multifamily                             --                     147,654         NAP
        27   Chester Mall                  Retail--Anchored                        --                      19,644      62,000
        28   Peachtree Walk                Multifamily                             --                      32,700         NAP
        29   Statesboro Mall               Retail--Anchored                         26,853                 56,635      93,000
        30   Days Inn & Suites Historic
               Savannah                    Hotel--Full Service                     128,250     4% of Gross Income         NAP
        31   Shaws Sainsbury               CTL                                      25,000                  6,484         NAP
        32   Sandy Mall                    Retail--Anchored                         38,750                 56,614     153,000
                                                                                   --
        33   Consolidated Cap Care
               Properties (8)              Health Care--Skilled Nursing             29,828                252,497         NAP
       33a   Wynne Skilled                 Health Care--Skilled Nursing              1,000           --                   NAP
       33b   Marianna                      Health Care--Skilled Nursing              6,375           --                   NAP


               CURRENT      AS OF
               BALANCE     DATE OF
  CONTROL     OF TI/LC     RESERVE
    NO.      RESERVE ($)  ACCOUNTS
-----------  -----------  ---------
         1       --          5/1/98
         2       --          5/1/98
         3       --          5/1/98
         4       --          5/1/98
         5   $ 2,000,000    4/16/98
         6           NAP    4/16/98
         7     1,088,449    4/16/98
         9
                     NAP    4/10/98
        10       --          4/8/98
        11           NAP    4/16/98
        12           NAP     4/1/98
        13           NAP    4/16/98
        14           NAP     4/1/98
        15           NAP    4/16/98
        16           NAP    4/16/98
        17
                  16,050     4/8/98
        18           NAP    4/16/98
        19
                 --          4/8/98
        20           NAP     4/8/98
        21       --         4/16/98
        22
                  17,400    4/14/98

        23           NAP    4/16/98
       23a           NAP    4/16/98
       23b           NAP    4/16/98
       23c           NAP    4/16/98
       23d           NAP    4/16/98
       23e           NAP    4/16/98
       23f           NAP    4/16/98
       23g           NAP    4/16/98
       23h           NAP    4/16/98
       23i           NAP    4/16/98

        24           NAP    4/16/98
        25           NAP    4/16/98
        26           NAP     4/8/98
        27         5,167    4/28/98
        28           NAP    4/16/98
        29       100,000     4/1/98
        30
                     NAP     4/1/98
        31           NAP    4/16/98
        32        12,750     4/1/98

        33
                     NAP    4/16/98
       33a           NAP    4/16/98
       33b           NAP    4/16/98

                                                                                 INITIAL
                                                                                 DEPOSIT           ANNUAL            ANNUAL
                                                                               TO CAPITAL        DEPOSIT TO        DEPOSIT TO
  CONTROL                                                                         IMP.           REPLACEMENT          TI/LC
    NO.             PROPERTY NAME                    PROPERTY TYPE             RESERVE ($)       RESERVE ($)       RESERVE ($)
-----------  ----------------------------  ----------------------------------  -----------  ---------------------  -----------
       33c   Forrest City
               Intermediate--500 Kittle
               Road                        Health Care--Skilled Nursing        $     1,313           --                   NAP
       33d   DeWitt                        Health Care--Skilled Nursing              3,750           --                   NAP
       33e   Stuttgart                     Health Care--Skilled Nursing              5,281           --                   NAP
       33f   Forrest City Skilled--603
               Kittle Road                 Health Care--Skilled Nursing              1,313           --                   NAP
       33g   Helena Skilled--116 November  Health Care--Skilled Nursing              2,469           --                   NAP
       33h   Helena Intermediate--111
               Hospital                    Health Care--Skilled Nursing              8,328           --                   NAP
                                                                                   --
        34   Stone Creek / Waters Landing  Multifamily                              16,250                $59,280         NAP
        35   Temple City Square            Retail--Anchored                         20,500                 10,524   $  78,360
        36   Hechinger Commons Shopping
               Center                      Retail--Anchored                        --                      14,613      --
        37   Steeplechase / Largo          Multifamily                             --                      59,520         NAP
        38   Sandy Springs Plaza           Retail--Unanchored                       42,813                 16,259      --
        39   The Plantation at Lafayette   Multifamily                             --                      33,300         NAP
        40   North Atherton Place          Retail--Anchored                        --                      53,907      --
        41   Woodholme Medical Building    Office                                  --                --                --
        42   GTE Stemmons Crossing         Office                                   13,750                 23,156      --
        43   Highland Pinetree Apartments  Multifamily                              31,188                 64,000         NAP
        44   Westmont Business Park
               (Roll-up)                   Industrial                              231,210                 56,796     100,968
        45   Wyndham Garden Hotel          Hotel--Full Service                      21,250     4% of Gross Income         NAP
        46   Hulen Bend Center             Retail--Anchored                          6,513                 25,512      37,416
        47   Cineplex Odeon Movie Theater  Retail--Anchored                        --                --                --
        48   Rose Hill II                  Multifamily                             --                      67,320         NAP
        49   Golf Glen Mart Plaza          Retail--Anchored                          7,125                 34,925      61,603
        50   Clearwater Crossing Shopping
               Center                      Retail--Anchored                          6,563                 37,250      96,300
        51   Rivercrest Village
               Apartments                  Multifamily                             189,875                 78,392         NAP
        52   Super K-Mart Center           CTL                                     --                --                   NAP
        53   Quince Orchard II Apartments  Multifamily                              28,750                 66,816         NAP
        54   Market at Wolfcreek           Retail--Anchored                          2,500                  6,922       5,425
                                                                                   --
        55   Brinker Trust 5               CTL                                     --                --                   NAP
       55a   Macaroni Grill--Store #106    CTL                                     --                --                   NAP
       55b   On The Border--Store #24      CTL                                     --                --                   NAP
       55c   Chili's--Store #364           CTL                                     --                --                   NAP
       55d   Chili's--Store #523           CTL                                     --                --                   NAP
       55e   Chili's--Store #256           CTL                                     --                --                   NAP
       55f   Chili's--Store #421           CTL                                     --                --                   NAP
                                                                                   --
        56   Brinker Trust 7               CTL                                     --                --                   NAP
       56a   Macaroni Grill--Store #53     CTL                                     --                --                   NAP
       56b   Macaroni Grill--Store #84     CTL                                     --                --                   NAP
       56c   On The Border--Store #40      CTL                                     --                --                   NAP
       56d   Chili's--Store #500           CTL                                     --                --                   NAP
       56e   Chili's--Store #404           CTL                                     --                --                   NAP
       56f   Chili's--Store #314           CTL                                     --                --                   NAP
                                                                                   --
        57   Northwind                     Multifamily                             --                      27,750         NAP
                                                                                   --

               CURRENT      AS OF
               BALANCE     DATE OF
  CONTROL     OF TI/LC     RESERVE
    NO.      RESERVE ($)  ACCOUNTS
-----------  -----------  ---------
       33c
                     NAP    4/16/98
       33d           NAP    4/16/98
       33e           NAP    4/16/98
       33f
                     NAP    4/16/98
       33g           NAP    4/16/98
       33h
                     NAP    4/16/98
        34           NAP    4/16/98
        35       --         4/24/98
        36
                 --         4/16/98
        37           NAP    4/16/98
        38       --         4/16/98
        39           NAP    4/16/98
        40       --          4/8/98
        41   $   275,780    4/16/98
        42       250,000     4/6/98
        43           NAP    4/14/98
        44
                   5,801    3/31/98
        45           NAP     4/1/98
        46         9,360     4/1/98
        47       --          4/1/98
        48           NAP    4/16/98
        49        15,426     4/1/98
        50
                  16,050     4/8/98
        51
                     NAP     4/1/98
        52           NAP     4/1/98
        53           NAP    4/16/98
        54         2,713     4/8/98
        55           NAP    4/16/98
       55a           NAP    4/16/98
       55b           NAP    4/16/98
       55c           NAP    4/16/98
       55d           NAP    4/16/98
       55e           NAP    4/16/98
       55f           NAP    4/16/98
        56           NAP    4/16/98
       56a           NAP    4/16/98
       56b           NAP    4/16/98
       56c           NAP    4/16/98
       56d           NAP    4/16/98
       56e           NAP    4/16/98
       56f           NAP    4/16/98
        57           NAP    4/16/98

                                                                                 INITIAL
                                                                                 DEPOSIT           ANNUAL            ANNUAL
                                                                               TO CAPITAL        DEPOSIT TO        DEPOSIT TO
  CONTROL                                                                         IMP.           REPLACEMENT          TI/LC
    NO.             PROPERTY NAME                    PROPERTY TYPE             RESERVE ($)       RESERVE ($)       RESERVE ($)
-----------  ----------------------------  ----------------------------------  -----------  ---------------------  -----------
        58   Brinker Trust 2               CTL                                     --                --                   NAP
       58a   Macaroni Grill--Store #50     CTL                                     --                --                   NAP
       58b   Macaroni Grill--Store #115    CTL                                     --                --                   NAP
       58c   Chili's--Store #470           CTL                                     --                --                   NAP
       58d   Chili's--Store #302           CTL                                     --                --                   NAP
       58e   Chili's--Store # 309          CTL                                     --                --                   NAP
       58f   Chili's--Store #329           CTL                                     --                --                   NAP
                                                                                   --
        59   Concorde Centre II Office
               Building                    Office                                  --                     $15,939   $  96,661
        60   Sundance West Apartments      Multifamily                             --                      92,400         NAP
        61   Old Farm                      Multifamily                         $   182,688                 83,160         NAP
        62   River Reach                   Multifamily--Section 42                   8,750                 52,500         NAP
        63   Maplewood Center              Retail--Anchored                        --                       1,750      79,800
                                                                                   --
        64   Health Care South(6 Prop)     Health Care--Skilled Nursing             11,000                121,050         NAP
       64a   Toombs Nursing Home           Health Care--Skilled Nursing              2,500                 32,400         NAP
       64b   Brentwood Terrace Health
               Center                      Health Care--Skilled Nursing              5,000                 23,175         NAP
       64c   Lee County Health Care        Health Care--Skilled Nursing            --                      13,500         NAP
       64d   Liliann G. Carter Nursing
               Home                        Health Care--Skilled Nursing              1,682                 22,500         NAP
       64e   Sparta Health Care Center     Health Care--Skilled Nursing            --                      18,225         NAP
       64f   Oconee Health Care Center     Health Care--Skilled Nursing              1,818                 11,250         NAP
                                                                                   --
        65   Spinnaker Reach Apartments    Multifamily--Section 42                 --                      50,400         NAP
        66   Inverrary 441 Apartments      Multifamily                             --                      89,748         NAP
        67   Eastland Plaza                Retail--Anchored                        --                      13,922      --
        68   Woodhaven Apartments          Multifamily                             --                      66,150         NAP
        69   Best Western Greenfield Inn   Hotel--Limited Service                  334,163     4% of Gross Income         NAP
        70   Hampton Inn Pensacola Beach   Hotel--Limited Service                    1,260     4% of Gross Income         NAP
        71   Plaza LaFayette               Retail--Unanchored                      --                       5,954      --
                                                                                   --
        72   The Broun Portfolio
               Consolidation               Multifamily                              24,231                 65,772         NAP
       72a   The Glen                      Multifamily                               5,481           --                   NAP
       72b   The Mews Apartments           Multifamily                               5,000           --                   NAP
       72c   Meadowlark Apartments         Multifamily                              13,750           --                   NAP
                                                                                   --
        73   North Willow Commons
               Shopping Center             Retail--Anchored                        --                      25,195      76,200
        74   International Club
               Apartments                  Multifamily                             --                      51,106         NAP
        75   Village Green Apartments      Multifamily                           2,430,000                 72,450         NAP
        76   Liberty Gardens               Multifamily                             137,531                 54,970         NAP
        77   Park Forest                   Multifamily                              22,125                 51,912         NAP
        78   Kings Harbor Multicare
               Center                      Health Care--Skilled Nursing             38,750                180,000         NAP
        80   Briarcliffe Lakeside
               Apartments                  Multifamily                              69,563                 52,836         NAP
        81   Daytona Beach Hilton
               Oceanfront Resort           Hotel--Full Service                       1,563     4% of Gross Income         NAP
        82   Valley Manor                  Multifamily                               3,750                 40,400         NAP
        83   North Oaks Plaza              Retail--Anchored                         23,375                 52,846      92,035
        84   The Morrison Building         Office                                  --                --                --


               CURRENT      AS OF
               BALANCE     DATE OF
  CONTROL     OF TI/LC     RESERVE
    NO.      RESERVE ($)  ACCOUNTS
-----------  -----------  ---------
        58           NAP    4/16/98
       58a           NAP    4/16/98
       58b           NAP    4/16/98
       58c           NAP    4/16/98
       58d           NAP    4/16/98
       58e           NAP    4/16/98
       58f           NAP    4/16/98

        59
             $   100,000     4/2/98
        60           NAP    4/30/98
        61           NAP    4/16/98
        62           NAP    4/16/98
        63        19,963     4/1/98

        64           NAP    4/16/98
       64a           NAP    4/16/98
       64b
                     NAP    4/16/98
       64c           NAP    4/16/98
       64d
                     NAP    4/16/98
       64e           NAP    4/16/98
       64f           NAP    4/16/98

        65           NAP    4/16/98
        66           NAP     4/1/98
        67       --         4/16/98
        68           NAP    4/16/98
        69           NAP    4/16/98
        70           NAP     4/6/98
        71       --         4/16/98

        72
                     NAP    4/16/98
       72a           NAP    4/16/98
       72b           NAP    4/16/98
       72c           NAP    4/16/98

        73
                  12,700     4/8/98
        74
                     NAP     4/1/98
        75           NAP     4/1/98
        76           NAP    4/16/98
        77           NAP    4/16/98
        78
                     NAP    4/16/98
        80
                     NAP     4/1/98
        81
                     NAP     4/1/98
        82           NAP    4/16/98
        83       --         4/14/98
        84       --         4/16/98

                                                                                 INITIAL
                                                                                 DEPOSIT           ANNUAL            ANNUAL
                                                                               TO CAPITAL        DEPOSIT TO        DEPOSIT TO
  CONTROL                                                                         IMP.           REPLACEMENT          TI/LC
    NO.             PROPERTY NAME                    PROPERTY TYPE             RESERVE ($)       RESERVE ($)       RESERVE ($)
-----------  ----------------------------  ----------------------------------  -----------  ---------------------  -----------
        85   Sandstone Apartments          Multifamily                         $    25,456                $57,750         NAP
        86   Innsbrook Village             Multifamily                              12,969                 71,040         NAP
        87   1616 Walnut Street            Office                                  573,750                 45,790   $ 177,429
        88   Century Village Apartments    Multifamily                               9,632                 91,660         NAP
        89   Hampton Inn (Louisville)      Hotel--Limited Service                  --          4% of Gross Income         NAP
        90   Hampton Inn & Suites--
               Pineville                   Hotel--Limited Service                      438     4% of Gross Income         NAP
        91   La Villita Apartments         Multifamily                             --                      60,270         NAP
        92   White Marlin Mall, Phase I    Retail--Anchored                         36,563                 22,611      43,715
        93   Claremont Retirement Village  Health Care--Congregate Care              3,500                 50,000         NAP
        94   Brookside West Apartments     Multifamily                               2,250                 37,600         NAP
        95   Harris Boulevard I            Industrial                              --                --                --
        96   Scott Mountain by the Brook   Multifamily                             --                --                   NAP
        97   Classic Portfolio (Roll-up)   Retail--Unanchored                      --                       1,413      70,404
        98   Oak Hills Medical Plaza       Office                                  --                      11,245      72,475
        99   North Point--Springhouse
               Phase I                     Multifamily                              39,942                 73,293         NAP
       100   Kensington Club Apartments    Multifamily                              14,375                 45,646         NAP
       101   Village Green Office Park     Office                                  --                --                --
       102   West Georgia Commons          Retail--Anchored                        --                      41,634      48,000
       103   Colleyville Court             Retail--Anchored                          3,125                  8,544      19,644
       104   Tlaquepaque Arts & Crafts
               Village                     Retail--Unanchored                       56,250                  6,378      27,443
       105   Innsbrook Shoppes             Retail--Unanchored                        3,750                 23,913      --
       106   Glen Harbor Plaza             Retail--Anchored                        --                       5,012       4,296
       107   Hulen Fashion Center          Retail--Anchored                         63,875                 36,414      --
       108   Decatur Crossing Shopping
               Center                      Retail--Anchored                          7,188                 15,510     154,661
       109   Montgomery Street             Multifamily                              22,176                 40,000         NAP
       110   City Place                    Retail--Unanchored                      --                       8,356      34,800
       111   Sunscape West Apartments      Multifamily                             --                      35,676         NAP
       112   Orangebrook Manor Apartments  Multifamily                             --                --                   NAP
       113   Trinity Place Apartments      Multifamily                              14,188                 60,000         NAP
       114   Le Med Apartments             Multifamily                               9,125                 22,400         NAP
       115   Pleasant Hills Villas         Multifamily                             --                      41,068         NAP
       116   Westminster Plaza             Retail--Unanchored                          600                 30,041      56,327
       117   Legacy Apartments             Multifamily                             --                      15,893         NAP
       118   Valley Breeze Apartments      Multifamily                             --                      36,864         NAP
       119   City Center Building          Office                                   22,500                 24,711     105,030
       120   Dublin Mall                   Retail--Anchored                        120,923                 53,131      75,000
       121   Fountain Court                Retail--Anchored                        345,553                 23,759      --
       122   New Market Mall               Retail--Unanchored                        4,000                 25,704     140,004
       123   Highgate Apartments           Multifamily                              67,548                 56,896         NAP
       124   Playa Blanca Apartments       Multifamily                              12,188                 45,724         NAP
       125   Minges Brook Mall             Retail--Anchored                          3,125                 37,440      17,100
       126   The Addison                   Office                                  --                --                --
       127   Carolina Apartments           Multifamily                              81,063                 52,250         NAP
       128   Holiday Inn Lynchburg         Hotel--Full Service                      22,350     4% of Gross Income         NAP
       129   PalmTree Plaza                Retail--Anchored                        --                      12,708      --
       130   Victoria Apartments           Multifamily                             --                      67,507         NAP
       131   Pelham at Hyland Business
               Center                      Office                                      500                  5,778      24,000
       132   Franklin Plaza                Retail--Anchored                          4,938           --                --
       133   Cumberland Green              Multifamily                              18,188                 79,520         NAP
       134   Spring Center                 Retail--Unanchored                        7,188           --                --


               CURRENT      AS OF
               BALANCE     DATE OF
  CONTROL     OF TI/LC     RESERVE
    NO.      RESERVE ($)  ACCOUNTS
-----------  -----------  ---------
        85           NAP    4/16/98
        86           NAP    4/30/98
        87   $    14,786    3/31/98
        88           NAP    4/30/98
        89           NAP    4/17/98
        90
                     NAP    4/16/98
        91           NAP    4/30/98
        92         3,643    4/29/98
        93           NAP    4/16/98
        94           NAP    4/16/98
        95       --         4/16/98
        96           NAP    4/16/98
        97        23,468     4/1/98
        98        12,089    4/17/98
        99
                     NAP    4/16/98
       100           NAP     4/1/98
       101       --         4/30/98
       102       200,000     4/1/98
       103         4,914     4/1/98
       104
                 --          4/1/98
       105       --         4/16/98
       106           418     4/1/98
       107       --          4/1/98
       108
                  52,337    4/30/98
       109           NAP    4/16/98
       110         2,900    4/28/98
       111           NAP     4/1/98
       112           NAP    4/30/98
       113           NAP    4/16/98
       114           NAP    4/14/98
       115           NAP    4/30/98
       116       --          4/1/98
       117           NAP    4/30/98
       118           NAP    4/30/98
       119       --         4/22/98
       120       100,000     4/1/98
       121       --         4/16/98
       122       424,259     4/1/98
       123           NAP     4/1/98
       124           NAP     4/1/98
       125         4,278     4/1/98
       126       --         4/16/98
       127           NAP    4/16/98
       128           NAP    4/16/98
       129       --         4/16/98
       130           NAP    4/30/98
       131
                   4,003     4/8/98
       132       --         4/16/98
       133           NAP    4/16/98
       134       --         4/16/98

                                                                                 INITIAL
                                                                                 DEPOSIT           ANNUAL            ANNUAL
                                                                               TO CAPITAL        DEPOSIT TO        DEPOSIT TO
  CONTROL                                                                         IMP.           REPLACEMENT          TI/LC
    NO.             PROPERTY NAME                    PROPERTY TYPE             RESERVE ($)       RESERVE ($)       RESERVE ($)
-----------  ----------------------------  ----------------------------------  -----------  ---------------------  -----------
       135   Rose Hill I                   Multifamily                             --                     $40,906         NAP
       136   Officemax and Best Buy        Retail--Anchored                        --                       6,929   $  17,328
       137   Two Executive Boulevard       Office                                  --                       9,804      87,504
       138   Green Grove                   Multifamily                             --                      34,440         NAP
       139   Constantine Village           Multifamily                         $    12,500                 20,000         NAP
       141   Shoppes of Olney              Retail--Anchored                        --                --                --
       142   United HealthCare Office
               Bldg                        Office                                  --                --                --
       143   Linden Court Apartments       Multifamily                               5,875                 40,778         NAP
       144   Serra Commons Apartments      Multifamily                               4,125                 24,475         NAP
       145   A & P Grocery Store           CTL                                     --                       6,916         NAP
       146   540 Atlantic Avenue           Office                                   16,819                 17,144      --
       147   Maple Leaf Plaza              Retail--Anchored                         17,875                 14,895      --
       148   Holiday Inn City Center       Hotel--Full Service                     382,600     4% of Gross Income         NAP
       149   53, 53-West, and 102
               Commerce Center             Industrial                               11,165                 24,409      60,313
       150   K & K Warehousing--701
               Fourth Avenue               Industrial                               15,688                 44,000      --
       151   Emerald Apartments            Multifamily                               5,000                 47,700         NAP
       152   MacArthur Plaza I & II        Retail--Unanchored                        2,500                  7,890      41,574
       153   Mount Vernon                  Multifamily                               2,500                 65,000         NAP
       154   Evergreen Plaza               Retail--Anchored                          2,438                  8,465      32,844
       155   21 DuPont Circle              Office                                    5,750                 13,018      52,070
       156   1-3 Parklands Drive
               (Parkland Office Park)      Office                                   12,500                 12,730      70,313
       157   Payne Ranch Centre            Retail--Anchored                        --                       9,563      --
       158   Leonardine Gardens            Multifamily                              39,750                 35,000         NAP
       159   Kroger La Grange              CTL                                       1,250                  4,906         NAP
       160   Park Encino Apartments        Multifamily                             --                --                   NAP
       161   Wickes Shopping Center        Retail--Unanchored                       15,625                  9,934      33,115
       162   Ashby Square West Shopping
               Center                      Retail--Anchored                          4,250                 14,132      36,000
       163   Hampton Inn Detroit Metro
               Airport                     Hotel--Limited Service                  --          4% of Gross Income         NAP
       164   Commerce Park of Palm Beach
               County                      Industrial                                2,500                 33,648      40,008
       165   Forest Glen Apartments        Multifamily                             --                --                   NAP
       166   Home--Springhouse Phase II    Multifamily                              29,000                 53,360         NAP
       167   Southside Comfort Inn         Hotel--Limited Service                      875     4% of Gross Income         NAP
       168   Mill Park Apartments          Multifamily                             --                      60,200         NAP
       169   Warehouse Specialists--
               Enterprise Park 3.5, 4, 5   Industrial                                1,250                 23,250      --
       170   Grand Central Station
               Shopping Center             Retail--Anchored                        --                      16,148     171,429
       171   Ramada Inn Newburgh           Hotel--Full Service                      13,125     4% of Gross Income         NAP
       172   73 Spring Street Limited
               Partnership                 Office                                    2,500                  5,800      66,700
       173   Beacon Mill Village           Multifamily                              10,328                 43,146         NAP
       174   Club at Woodland Pond         Multifamily                              33,500                 46,200         NAP
       175   La Maison                     Multifamily                              34,627                 46,640         NAP
       176   Connecticut Avenue Days Inn   Hotel--Limited Service                   11,750     4% of Gross Income         NAP
       177   Dill Creek Commons Shopping
               Center                      Retail--Anchored                        --                --                --
       178   Whole Foods Market            Retail--Anchored                        --                       3,000      --
       179   One Sentry Parkway            Office                                   16,692                 17,900     101,706


               CURRENT      AS OF
               BALANCE     DATE OF
  CONTROL     OF TI/LC     RESERVE
    NO.      RESERVE ($)  ACCOUNTS
-----------  -----------  ---------
       135           NAP    4/16/98
       136       --          4/6/98
       137   $     7,292    4/28/98
       138           NAP    4/16/98
       139           NAP    4/16/98
       141       --         4/16/98
       142
                 --         4/16/98
       143           NAP     4/1/98
       144           NAP     4/3/98
       145           NAP     4/1/98
       146       637,943    4/16/98
       147       --         4/16/98
       148           NAP     4/1/98
       149
                 --         4/29/98
       150
                 --         4/16/98
       151           NAP     4/1/98
       152       --         4/29/98
       153           NAP    4/16/98
       154         5,559     4/1/98
       155         4,339     4/1/98
       156
                 217,491    4/29/98
       157       --          4/1/98
       158           NAP    4/16/98
       159           NAP    4/16/98
       160           NAP    4/30/98
       161       200,000     4/1/98
       162
                  26,071     4/8/98
       163
                     NAP    4/16/98
       164
                   3,339    3/31/98
       165           NAP    4/30/98
       166           NAP    4/16/98
       167           NAP    4/16/98
       168           NAP    4/16/98
       169
                 --         4/16/98
       170
                  28,723    4/16/98
       171           NAP    4/16/98
       172
                  22,256     4/1/98
       173           NAP    4/16/98
       174           NAP    4/29/98
       175           NAP    4/16/98
       176           NAP    4/16/98
       177
                 --         4/16/98
       178       --         4/14/98
       179       300,496    3/31/98

                                                                                 INITIAL
                                                                                 DEPOSIT           ANNUAL            ANNUAL
                                                                               TO CAPITAL        DEPOSIT TO        DEPOSIT TO
  CONTROL                                                                         IMP.           REPLACEMENT          TI/LC
    NO.             PROPERTY NAME                    PROPERTY TYPE             RESERVE ($)       RESERVE ($)       RESERVE ($)
-----------  ----------------------------  ----------------------------------  -----------  ---------------------  -----------
       180   Hampton Inn--Matthews         Hotel--Limited Service              $     1,500     4% of Gross Income         NAP
       181   Cambridge House               Health Care--Skilled Nursing             15,550                $32,500         NAP
       182   Alta Vista Gardens
               Apartments                  Multifamily                             --                --                   NAP
       183   Kato Road                     Industrial                              --                      13,748   $  21,200
       184   Hearthside                    Multifamily                              55,000           --                   NAP
       185   Hampton Inn--Concord          Hotel--Limited Service                    6,250     4% of Gross Income         NAP
       186   Reddmans Pier Apartments      Multifamily                              38,813                 57,478         NAP
       187   Budgetel Inn                  Hotel--Limited Service                  --          4% of Gross Income         NAP
       188   Hillside Village Center       Retail--Anchored                          3,500                 14,906      49,686
       189   Kroger Huntsville             CTL                                       8,500                  5,338         NAP
       191   Thrifty's (Roll-Up)           Retail--Anchored                         69,015                 17,366      77,345
       192   Kelly House                   Multifamily                              12,438                 18,096         NAP
       193   Tiffany Corner Shopping
               Center                      Retail--Anchored                        --                      17,446      36,948
       194   Timbers of Pine Hollow
               Apartments                  Multifamily                              35,972                 51,300         NAP
       195   Hampton Inn--Gatlinburg, TN   Hotel--Limited Service                   28,090     4% of Gross Income         NAP
       197   Agoura Hills Town Center      Mixed Use                                 1,250                  5,694      --
       198   Foxhill Apartments            Multifamily                              53,825                 77,824         NAP
       200   Southpoint Shopping Center    Retail--Anchored                          9,125                 15,452      18,000
       201   Provincial Towers Apartments  Multifamily                               5,000                 27,225       4,213
       202   Royal Palms Mobile Home/RV
               Park                        Mobile Home Park                          1,875                  6,183         NAP
       203   K&K Warehousing--3100
               Woleske Rd                  Industrial                               33,750                 37,400      --
       204   Park Plaza--Salem             Retail--Anchored                        --                       5,699      --
       205   Fairesta Apartments           Multifamily                             --                      27,697         NAP
       206   Villa Park I                  Office                                   13,125                  7,616      60,000
       207   Cody's Books                  Industrial                              --                --                --
       208   Village Faire Shoppes         Retail--Unanchored                       11,250                  6,646      59,593
       209   South Trust Building          Office                                    3,750                 10,012      71,659
       210   South Ridge Apartments        Multifamily                              90,625                 64,800         NAP
       211   Fairfield Inn Shreveport      Hotel--Limited Service                  --          4% of Gross Income         NAP
       212   Santa Ana Plaza               Retail--Anchored                        --                      11,019      35,116
       213   Oxford Point                  Retail--Unanchored                        9,375                  9,881      --
       214   Minges Creek Plaza            Retail--Anchored                        --                      11,244      32,424
       215   TransFlorida Bank Plaza       Retail--Unanchored                      --                      11,135      26,000
       216   Chesapeake Square             Retail--Anchored                          4,250                  7,693      20,012
       217   Orchard Plaza                 Retail--Anchored                          2,000                 19,791       5,163
       218   Sunnyview                     Multifamily                             193,559                 62,720         NAP
       219   Plaza Codorniz                Office                                  --                      22,839      55,322
       220   J.P. Morgan Building          Office                                  --                       1,800      18,000
       221   Villa Creek Apartments        Multifamily                             --                      18,510         NAP
       222   Seminary Place Shopping
               Center                      Retail--Anchored                        --                --                --
       223   Vernon Gardens                Multifamily                             150,000                 45,600         NAP
       224   Kingston Apartments           Multifamily                              74,875                 39,000         NAP
       225   Glengary Shopping Center      Retail--Unanchored                       11,000                 20,455      --
       226   1696 and 1700 to 1712
               Newport Boulevard           Retail--Unanchored                      --                       3,635      19,788
       227   Tarzana Tennis Club Apts.     Multifamily                             --                --                   NAP
       228   Ramada Inn & Suites           Hotel--Limited Service                  --          4% of Gross Income         NAP
       229   L.A. Community College        Industrial                              --                       7,402      --


               CURRENT      AS OF
               BALANCE     DATE OF
  CONTROL     OF TI/LC     RESERVE
    NO.      RESERVE ($)  ACCOUNTS
-----------  -----------  ---------
       180           NAP    4/16/98
       181           NAP    4/16/98
       182
                     NAP    4/30/98
       183   $     5,548    4/30/98
       184           NAP    4/16/98
       185           NAP    4/16/98
       186           NAP    4/16/98
       187           NAP    4/29/98
       188         4,141    4/29/98
       189           NAP    4/16/98
       191        12,891    4/14/98
       192           NAP    4/16/98
       193
                   3,079     4/1/98
       194
                     NAP     4/1/98
       195           NAP    4/16/98
       197       101,476    4/16/98
       198           NAP    4/16/98
       200       104,502     4/1/98
       201           702     4/1/98
       202
                     NAP     4/2/98
       203
                 --         4/16/98
       204       --          4/6/98
       205           NAP    4/30/98
       206        10,079(f)   4/16/98
       207       --         4/30/98
       208         4,966     4/1/98
       209        11,949     4/1/98
       210           NAP    4/14/98
       211           NAP    4/16/98
       212        18,871    4/30/98
       213       --         4/16/98
       214       --         4/17/98
       215         2,167     4/1/98
       216         1,668     4/8/98
       217           430    3/31/98
       218           NAP    4/16/98
       219       --         4/30/98
       220       --          4/1/98
       221           NAP    4/30/98
       222
                 --         4/16/98
       223           NAP    4/16/98
       224           NAP     4/1/98
       225       --          4/1/98
       226
                 --          4/1/98
       227           NAP    4/30/98
       228           NAP    4/16/98
       229       --         4/30/98

                                                                                 INITIAL
                                                                                 DEPOSIT           ANNUAL            ANNUAL
                                                                               TO CAPITAL        DEPOSIT TO        DEPOSIT TO
  CONTROL                                                                         IMP.           REPLACEMENT          TI/LC
    NO.             PROPERTY NAME                    PROPERTY TYPE             RESERVE ($)       RESERVE ($)       RESERVE ($)
-----------  ----------------------------  ----------------------------------  -----------  ---------------------  -----------
       230   Walgreens Pharmacy (Chicago)  CTL                                     --                      $2,080         NAP
       231   Karl Plaza Shopping Center    Retail--Anchored                    $    14,587                 19,955      --
       232   Villa Serrano                 Multifamily                               5,000                 19,892   $  51,211
       233   Kendale Plaza Shopping
               Center                      Retail--Unanchored                        5,250                 32,815      41,676
       234   Sunrise Vista                 Mobile Home Park                        --                --                   NAP
       235   Best Buy (Little Rock)        Retail--Anchored                        --                --                --
       236   Alice Nettell Tower           Multifamily                             --                      39,000         NAP
       237   Seagate Facility              Industrial                              --                      17,626      19,504
       238   Hunters Crossing              Multifamily                              11,673                 46,464         NAP
       239   54-57 South Street            Mixed Use                                20,313                  6,823      --
       240   Hansen Village Apartments     Multifamily                             --                      26,100         NAP
       241   Oakwood Apartments            Multifamily                               6,500                 33,108         NAP
       242   Lake Loft Center              Office                                  --                      16,020      74,248
       243   5210 Maryland Way Office
               Building                    Office                                  --                       1,337      15,000
       244   Milestone                     Multifamily                               7,375                 33,936         NAP
       245   Fashion Village and East
               Colonial Shopping Centers   Retail--Unanchored                      106,938                  7,758      20,000
       246   Arnold Industrial Park        Industrial                                  625                 22,477      --
       247   Derby Ridge                   Multifamily                             179,119                 48,000         NAP
       248   Ventana Row                   Retail--Anchored                         16,428                  1,960      30,000
       249   New Hampshire Apartments      Multifamily                             --                      50,660         NAP
       250   Superstition Marketplace      Retail--Unanchored                      --                      16,872      --
       251   Blue Grass Plaza              Retail--Anchored                         13,149                 11,050      53,543
       252   Merrill Crossing Shopping
               Ctr.                        Retail--Anchored                         10,000                 26,028      25,212
       253   River Creek Apartments        Multifamily                              25,000                 44,796         NAP
       254   Village Green                 Multifamily                               3,875                 26,400         NAP
       255   Spartan Square Shopping
               Center                      Retail--Anchored                          7,125                 31,985      --
       256   Winn Dixie Eustis             CTL                                     --                      11,000         NAP
       257   Versailles of Rockford        Multifamily                              68,413                 20,584         NAP
       258   Lynnwood Manor Health Care
               Center                      Health Care--Skilled Nursing              3,774                 38,150         NAP
       259   Tri-County Square             Retail--Anchored                            875                 21,081      48,875
       260   Bethesda Court Hotel          Hotel--Limited Service                    5,250     4% of Gross Income         NAP
       261   Winn Dixie Orangeburg         CTL                                     --                       6,600         NAP
       262   Roswell Mill Office
               Buildings                   Office                                    4,750                 13,516      68,304
       263   Highland Tech Center          Office                                    7,098                 23,826      14,400
       264   Stor-All Properties           Industrial                               42,969                 22,596      --
       265   Parole Office Park            Office                                   26,625                 11,274      38,157
       266   McEvers Corners               Retail--Anchored                        --                      14,532      41,880
       267   Windscape II Apartments       Multifamily                             --                      38,883         NAP
       268   Courtyards Apartments         Multifamily                              55,625                 35,325         NAP
       269   Miami Gardens Plaza           Retail--Anchored                        --                      28,872      50,004
       270   Village South                 Multifamily                              16,761                 37,128         NAP
       271   Webtron Building              Industrial                              --                      15,362      --
       272   Fairway Center                Office                                  --                       7,221      53,784
       273   Santa Fe Square               Retail--Anchored                        --                      62,422     158,098
       274   Gomes Plaza                   Retail--Unanchored                      --                --                --
       275   Covington Square              Multifamily                              24,162                 29,160         NAP
       276   Best Buy (Sioux Falls)        Retail--Anchored                        --                       7,782      --
       277   Parkway Nursing Home          Health Care--Skilled Nursing            --                      38,150         NAP
       278   Grand Manor Nursing and
               Rehab Center                Health Care--Skilled Nursing             22,500                 36,000         NAP
       279   Terrace View Apartments       Multifamily                              15,000                 23,400         NAP
       280   Hillsdale Manor               Multifamily                              10,538                 43,020         NAP
       281   Amerihost Inn- Players        Hotel--Limited Service                    1,125     4% of Gross Income         NAP
       282   Walgreens (Las Vegas)         CTL                                     --                       4,344         NAP


               CURRENT      AS OF
               BALANCE     DATE OF
  CONTROL     OF TI/LC     RESERVE
    NO.      RESERVE ($)  ACCOUNTS
-----------  -----------  ---------
       230           NAP     4/1/98
       231       --          4/1/98
       232       --         4/14/98
       233
                 --         4/29/98
       234           NAP    4/30/98
       235       --         4/28/98
       236           NAP    4/14/98
       237   $    12,515    4/30/98
       238           NAP    4/16/98
       239       --         4/16/98
       240           NAP    4/16/98
       241           NAP    4/29/98
       242        18,622    4/30/98
       243
                   3,750     4/8/98
       244           NAP    4/16/98
       245
                  12,203     4/1/98
       246       --         4/16/98
       247           NAP    4/16/98
       248         7,522    4/30/98
       249           NAP    4/30/98
       250       --         4/16/98
       251        58,922  )   4/16/98
       252
                   2,104    3/31/98
       253           NAP     4/1/98
       254           NAP    4/16/98
       255
                 --         4/16/98
       256           NAP    4/16/98
       257           NAP     4/1/98
       258
                     NAP    4/10/98
       259        16,310     4/1/98
       260           NAP     4/1/98
       261           NAP    4/16/98
       262
                  17,098    3/31/98
       263        61,090    4/14/98
       264       --          4/8/98
       265         3,182    3/31/98
       266       --          4/8/98
       267           NAP    4/30/98
       268           NAP     4/1/98
       269         8,334    4/29/98
       270           NAP    4/16/98
       271       --         4/28/98
       272       --         4/30/98
       273       --         4/14/98
       274       --         4/30/98
       275           NAP    4/16/98
       276       --          4/3/98
       277           NAP    4/10/98
       278
                     NAP    4/16/98
       279           NAP     4/1/98
       280           NAP    4/16/98
       281           NAP    4/16/98
       282           NAP     4/1/98

                                                                                 INITIAL
                                                                                 DEPOSIT           ANNUAL            ANNUAL
                                                                               TO CAPITAL        DEPOSIT TO        DEPOSIT TO
  CONTROL                                                                         IMP.           REPLACEMENT          TI/LC
    NO.             PROPERTY NAME                    PROPERTY TYPE             RESERVE ($)       RESERVE ($)       RESERVE ($)
-----------  ----------------------------  ----------------------------------  -----------  ---------------------  -----------
       283   Metro Plaza                   Retail--Unanchored                      --                --                --
       284   Fidelity Federal Bank
               Building                    Office                              $     6,725                 $8,200   $  39,418
       285   White Mountain Village        Retail--Anchored                          6,938                 16,554      40,522
       286   Forestwood On the Creek
               Apts.                       Multifamily                              53,791                 23,632         NAP
       287   Shepherdsville Square         Retail--Anchored                            719                 20,192      28,512
       288   Westbrook                     Multifamily                               6,750                 24,000         NAP
       289   100 Broadway                  Office                                   23,438                  9,033      26,090
       290   Staples Hazelton              CTL                                     --                       2,400         NAP
       291   Treetops Terace Condominiums  Multifamily                             --                      13,950         NAP
       292   Estero Woods Village          Multifamily                              28,183                 31,605         NAP
       293   Green Center (MCG)            Retail--Unanchored                       10,000                  7,682      27,847
       294   Warehouse Specialists-- Fond
               Du Lac II                   Industrial                              --                      15,978      --
       295   Walgreens Pharmacy (Chicago
               Heights)                    CTL                                     --                       2,086         NAP
       296   Everett I-5 Mini-Storage      Self Storage                              5,531                 14,983      --
       297   Buck Run/Timberline
               Condominiums                Multifamily                               4,375                 25,248         NAP
       298   Marketplace Shopping Center
               (Williamsburg-Loan Level)   Retail--Unanchored                      --                      19,621      51,228
       299   Mooresmill Village            Multifamily--Section 42                 --                      43,000         NAP
       300   The Pontiac Building          Office                                  --                      17,283      86,417
       301   Best Buy Retail Bldg.         Retail--Anchored                        --                --                --
       302   Sussex Downs Apartments       Multifamily                              53,625                 14,400         NAP
       303   Foothills Villas Apartments   Multifamily                              14,500                 59,750         NAP
       304   Lincoln Arms Apartments       Multifamily                                  17                 25,968         NAP
       305   2-32 Brighton & 1101-1113
               Commonwealth                Mixed Use                                38,056                 16,630      20,004
       306   Manchester Square             Retail--Anchored                             63                 27,805      30,077
       307   Northgate Villas Apartments   Multifamily                             --                      29,101         NAP
       308   South Brook                   Multifamily                              26,588                 66,024         NAP
       309   The Promenade Apartments      Multifamily                             --                --                   NAP
       310   Swall Towers East             Multifamily                             --                       5,600         NAP
       311   Pinnacle                      Multifamily                               2,563                 20,000         NAP
       312   Hillside Village Plaza        Office                                  --                      10,110      59,085
       313   Access Self Storage of Wayne  Self Storage                            --                       6,511      --
       314   Kaiser Permanente Health
               Center                      Office                                  --                       3,450      --
       315   Winn Dixie Morganton          CTL                                     --                       6,748         NAP
       316   Swall Towers West             Multifamily                             --                       5,800         NAP
       317   Wind & Sea Shopping Center    Retail--Unanchored                          961                 11,623      20,000
       318   Grandview                     Multifamily                               2,813                 19,200         NAP
       319   Salt Lake Medical Plaza
               Office Building             Office                                  --                       6,255      41,703
       320   Pep Boys Union                CTL                                     --                --                   NAP
       321   9031 Snowden Square Drive     Retail--Anchored                        --                --                --
       322   Carriage Hills Apartments     Multifamily                             165,938                 28,560         NAP
       323   Village on the Pike Shopping
               Center                      Retail--Anchored                        --                       6,968       5,000
       325   San Leandro Furniture Center  Industrial                              289,330                 39,644      57,756
       326   General Cinema                Retail--Anchored                        --                --                --


               CURRENT      AS OF
               BALANCE     DATE OF
  CONTROL     OF TI/LC     RESERVE
    NO.      RESERVE ($)  ACCOUNTS
-----------  -----------  ---------
       283       --         4/16/98
       284
             $    28,341    4/17/98
       285         6,754    4/14/98
       286
                     NAP    4/16/98
       287         4,142     4/1/98
       288           NAP    4/16/98
       289         4,351    4/29/98
       290           NAP    4/16/98
       291           NAP    4/16/98
       292           NAP    4/16/98
       293         2,321    4/29/98
       294
                 --         4/16/98
       295
                     NAP     4/1/98
       296       --         4/28/98
       297
                     NAP    4/16/98
       298
                   6,293    4/17/98
       299           NAP    4/16/98
       300        21,674    4/30/98
       301       --         4/30/98
       302           NAP     4/1/98
       303           NAP     4/1/98
       304           NAP    4/30/98
       305
                   1,667(h)   4/16/98
       306         4,235     4/1/98
       307           NAP    4/30/98
       308           NAP    4/16/98
       309           NAP    4/30/98
       310           NAP     4/1/98
       311           NAP    4/16/98
       312       --         1/30/98
       313       --         4/16/98
       314
                 --          4/6/98
       315           NAP    4/16/98
       316           NAP     4/1/98
       317         1,688    4/30/98
       318           NAP    4/16/98
       319
                   6,950    4/22/98
       320           NAP    4/16/98
       321       --         4/16/98
       322           NAP     4/1/98
       323
                 --          4/1/98
       325         9,633    4/30/98
       326       --          4/8/98

                                                                                 INITIAL
                                                                                 DEPOSIT           ANNUAL            ANNUAL
                                                                               TO CAPITAL        DEPOSIT TO        DEPOSIT TO
  CONTROL                                                                         IMP.           REPLACEMENT          TI/LC
    NO.             PROPERTY NAME                    PROPERTY TYPE             RESERVE ($)       RESERVE ($)       RESERVE ($)
-----------  ----------------------------  ----------------------------------  -----------  ---------------------  -----------
       327   Westlake Commerce Center      Industrial                          $     3,788           --                --
       328   Valencia Gardens Apartments   Multifamily                               3,406                $15,015         NAP
       329   Barnes & Noble                Retail--Anchored                        --                --                --
       330   Mcghan Medical Buildings      Industrial                              --                       6,720   $  29,792
       331   Woodmere Apartments           Multifamily                               1,875                 23,400         NAP
       332   Safeway Milton Freewater      CTL                                     --                       3,588         NAP
       333   Rite Aid Portage              CTL                                       5,000                  3,318         NAP
       334   Rain Forest Apartments        Multifamily                              87,438                 28,800         NAP
       335   Nexstar Pharmaceuticals
               Building                    Industrial                              --                --                25,000
       336   Meadowrock Apartments         Multifamily                             --                      18,562         NAP
       337   544 Lawrence Expressway       Retail--Unanchored                      --                       7,468      31,536
       338   Courtyard At Scottsdale
               North                       Retail--Unanchored                      --                       7,044      24,147
       339   Mountain Vista Apartments     Multifamily                             --                      43,136         NAP
       340   Walgreen St John              CTL                                     --                       4,172         NAP
       341   Timberfalls Apartments        Multifamily                              51,073                 41,400         NAP
       342   Chancellor Care Center of
               Delmar                      Health Care--Skilled Nursing              2,125                 27,250         NAP
       343   118 South Clinton Street      Office                                  --                      15,575      77,981
       344   University Village Shopping
               Center                      Retail--Unanchored                      --                       3,450       8,300
       345   Walgreen Lafayette            CTL                                     --                       2,086         NAP
       346   Northfield Lodge              Multifamily                              71,406                 43,362         NAP
       347   Greenbrier Valley Mall        Retail--Anchored                          1,250                 20,489      28,881
       348   Somserset Chambers            Multifamily--Section 42                  96,788                 12,390         NAP
       349   Village Plaza of Margate      Retail--Unanchored                      --                      20,318      50,808
       350   Bentley Avenue Apartments     Multifamily                             --                       6,250         NAP
       351   Pheasant Glen                 Multifamily--Section 42                 --                      16,100         NAP
       352   Maple Plaza Shopping Center   Retail--Anchored                        --                      11,336      13,800
       354   Old Country Plaza             Retail--Unanchored                       24,050                 11,769      --
       355   West Court Office Building    Office                                    5,209                  6,357      28,453
       356   Walgreen Miami                CTL                                     --                       3,105         NAP
       357   Paradise Shopping Plaza       Retail--Unanchored                      --                       4,788       3,804
       358   Century Analysis, Inc.,
               Building                    Office                                  --                      10,079      20,000
       359   Americana Apartments          Multifamily                             --                      12,800         NAP
       360   Warehouse Specialists--
               Stevens Point I & II        Industrial                                2,500                 31,499      --
       361   Dolly Creek Shopping Center   Retail--Unanchored                      --                       2,520      33,333
       362   Littleton Lyne                Multifamily                             --                      15,580         NAP
       363   Raintree Apartments           Multifamily                              87,375                 31,248         NAP
       364   Auburn Blvd Mini Storage      Self Storage                            --                      10,374      --
       365   Springs Office Building       Office                                    1,875                  4,946      --
       366   Covington Club Apartments     Multifamily                              13,247                 18,392         NAP
       367   Park East Apartments          Multifamily                              10,125                 30,527         NAP
       368   Shadow Trail Apartments       Multifamily                               1,919                 14,383         NAP
       369   Inn at Saratoga               Hotel--Limited Service                  --          4% of Gross Income         NAP


               CURRENT      AS OF
               BALANCE     DATE OF
  CONTROL     OF TI/LC     RESERVE
    NO.      RESERVE ($)  ACCOUNTS
-----------  -----------  ---------
       327       --         4/30/98
       328           NAP    4/14/98
       329       --         4/30/98
       330   $    59,931    4/30/98
       331           NAP     4/1/98
       332           NAP    4/16/98
       333           NAP    4/16/98
       334           NAP     4/1/98
       335
                 --         4/14/98
       336           NAP    4/30/98
       337       --         4/30/98
       338
                   8,084    4/30/98
       339           NAP    4/30/98
       340           NAP    4/16/98
       341           NAP    4/14/98
       342
                     NAP    4/16/98
       343        19,531    4/30/98
       344
                 --         4/14/98
       345           NAP    4/16/98
       346           NAP    4/16/98
       347         3,444     4/1/98
       348           NAP    4/16/98
       349         8,468  )   4/16/98
       350           NAP    4/30/98
       351           NAP    4/16/98
       352         2,300    4/10/98
       354       --         4/16/98
       355         2,373     4/8/98
       356           NAP    4/16/98
       357        12,000     4/1/98
       358
                   1,667     4/3/98
       359           NAP    4/30/98
       360
                 --         4/16/98
       361       --         4/16/98
       362           NAP    4/16/98
       363           NAP     4/1/98
       364       --         4/16/98
       365       --         4/16/98
       366           NAP    4/30/98
       367           NAP     4/8/98
       368           NAP    4/17/98
       369           NAP    4/17/98

                                                                                 INITIAL
                                                                                 DEPOSIT           ANNUAL            ANNUAL
                                                                               TO CAPITAL        DEPOSIT TO        DEPOSIT TO
  CONTROL                                                                         IMP.           REPLACEMENT          TI/LC
    NO.             PROPERTY NAME                    PROPERTY TYPE             RESERVE ($)       RESERVE ($)       RESERVE ($)
-----------  ----------------------------  ----------------------------------  -----------  ---------------------  -----------
       370   Regency Park Apartments       Multifamily                             --                     $26,008         NAP
       371   Marketplace at Ken Caryl      Retail--Unanchored                  $    59,250                  9,847   $  29,096
       372   Three West Carillo Building   Office                                  --                      11,860      --
       373   Linda Granada                 Multifamily                              14,750                 18,290         NAP
       374   633 Building                  Office                                  --                       3,268      50,000
       375   ShorelineView Alzheimer Care
               Center                      Health Care--Assisted Living              3,688                  9,450         NAP
       376   Tudor Gardens Apartments      Multifamily                             --                --                   NAP
       377   Cobblestone Village           Retail--Unanchored                        5,000                  8,921      --
       378   K-Mart Plaza Shopping Center
               (Galveston)                 Retail--Anchored                         12,688                 21,074      48,365
       379   303 Winding Road              Industrial                               32,938                 16,272      21,700
       381   Amerihost Inn--Hammond        Hotel--Limited Service                  --          4% of Gross Income         NAP
       382   Holiday Inn Express--
               Albany, GA                  Hotel--Limited Service                   10,938     4% of Gross Income         NAP
       383   Hillside Apartments           Multifamily                              25,250                 23,300         NAP
       384   Walgreen Store (Wolfcreek)    Retail--Anchored                          1,375                  3,476      --
       385   Southgate Village Life Care
               Center                      Health Care--Skilled Nursing              6,344                 27,000         NAP
       386   Walgreen Houston              CTL                                          NA                  2,086         NAP
       387   Kushner Seiden Madison 64th
               LP                          Mixed Use                                 6,750                  4,719      --
       388   Miramar/Chapparone Auto
               Center                      Retail--Unanchored                        7,074                  3,211      10,749
       389   Stor-It Rental Storage        Self Storage                            --                       6,076      --
       390   Jefferson Centre              Office                                   10,375                 19,608      60,000
       391   Best Western--Dunn            Hotel--Limited Service                   21,094     4% of Gross Income         NAP
       392   Ocean Villa Townhomes #2      Multifamily                             --                      10,722         NAP
       393   Central Park Professional
               Center                      Office                                  --                       4,700      --
       394   Safeguard Self Storage        Mixed Use                                10,621                  5,913      --
       395   Tuscany Village Phase I       Multifamily                             --                       6,000         NAP
       396   Concord Village West          Multifamily                             --                      36,771         NAP
       397   Peoria Town Center            Retail--Anchored                        --                --                --
       398   Days Inn--Forest Park         Hotel--Limited Service                   24,375     4% of Gross Income         NAP
       399   Tech Center                   Industrial                              136,645                 16,818      --
       400   Amerihost Inn-- Parkersburg   Hotel--Limited Service                    1,250     4% of Gross Income         NAP
       401   Comfort Inn--Gaffney, SC      Hotel--Limited Service                   14,250     4% of Gross Income         NAP
       402   Food Pavilion                 Retail--Anchored                         30,375           --                --
       403   Eckerd Drug Store
               (Lexington)                 CTL                                     --                       2,727         NAP
       404   Keep It Self Storage-- Santa
               Clarita                     Self Storage                            --                       8,134      --
       405   Country Creek                 Multifamily                             --                      31,680         NAP
       406   1803 Park Center Drive        Office                                  --                       4,922      29,053
       407   Willow Trace Apartments       Multifamily                              55,541                 33,600         NAP
       408   Walgreen Coral Springs        CTL                                     --                       3,186         NAP
       409   Fox Crossing                  Multifamily                             --                      26,325         NAP
       410   Emmorton Village Shopping
               Center                      Retail--Unanchored                        6,088                  5,334      --
       411   Slauson Plaza                 Retail--Unanchored                      --                      12,518      22,007
       412   Walgreen Chicago              CTL                                     --                       1,823         NAP
       413   Warehouse Specialists--
               Specialists Ave # 1-4       Industrial                                1,875                 14,250      --
       414   Wanamassa Gardens Apartments  Multifamily                               1,875                 14,850         NAP
       415   Inn of Payson                 Hotel--Limited Service                   15,188     4% of Gross Income         NAP


               CURRENT      AS OF
               BALANCE     DATE OF
  CONTROL     OF TI/LC     RESERVE
    NO.      RESERVE ($)  ACCOUNTS
-----------  -----------  ---------
       370           NAP    4/30/98
       371       --         4/14/98
       372   $    50,182    4/30/98
       373           NAP    4/16/98
       374         8,358(e)   4/16/98
       375
                     NAP    4/16/98
       376           NAP    4/30/98
       377       --         4/16/98
       378
                  12,713    4/17/98
       379         5,430     4/1/98
       381           NAP    4/16/98
       382
                     NAP    4/16/98
       383           NAP     4/1/98
       384       --          4/8/98
       385
                     NAP    4/16/98
       386           NAP    4/16/98
       387
                 --         4/16/98
       388
                 --         4/14/98
       389       --         4/16/98
       390        55,016     4/1/98
       391           NAP    4/16/98
       392           NAP    4/30/98
       393
                 --          4/1/98
       394       --         4/16/98
       395           NAP    4/16/98
       396           NAP    4/16/98
       397       --         4/30/98
       398           NAP    4/16/98
       399       151,302(a)   4/16/98
       400           NAP    4/16/98
       401           NAP    4/16/98
       402       --         4/16/98
       403
                     NAP     4/1/98
       404
                 --         4/16/98
       405           NAP    4/16/98
       406         2,421     4/1/98
       407           NAP    4/16/98
       408           NAP    4/16/98
       409           NAP    4/16/98
       410
                 --         4/16/98
       411         5,520    4/30/98
       412           NAP    4/16/98
       413
                 --         4/16/98
       414           NAP     4/1/98
       415           NAP    4/16/98

                                                                                 INITIAL
                                                                                 DEPOSIT           ANNUAL            ANNUAL
                                                                               TO CAPITAL        DEPOSIT TO        DEPOSIT TO
  CONTROL                                                                         IMP.           REPLACEMENT          TI/LC
    NO.             PROPERTY NAME                    PROPERTY TYPE             RESERVE ($)       RESERVE ($)       RESERVE ($)
-----------  ----------------------------  ----------------------------------  -----------  ---------------------  -----------
       416   River Oaks Apartments         Multifamily                         $     9,375                $19,089         NAP
       417   Val Halla                     Multifamily                              19,119                 19,750         NAP
       418   Timm Office Building          Office                                    2,375                  3,611   $  24,463
       419   Twin Fountains Apartments     Multifamily                             --                      24,000         NAP
       420   Hillcroft Plaza Shopping
               Center                      Retail--Unanchored                       62,500           --                --
       421   Plantation House              Multifamily                             --                      21,875         NAP
       422   Olde Towne Shopping Center    Retail--Unanchored                        2,500                  7,290      19,200
       423   5 Walk-Up Residential
               Buildings (Formerly 70
               East)                       Multifamily                              20,938                 25,710         NAP
       424   Comfort Inn--Franklin         Hotel--Limited Service                  --          4% of Gross Income         NAP
       425   Days Inn (Winter Park)        Hotel--Limited Service                  291,924     4% of Gross Income         NAP
       426   Office Depot Aurora           CTL                                      12,500                  3,094         NAP
       427   Tara Woods Apartments         Multifamily                               7,875                 26,500         NAP
       428   Sneaker Stadium               Retail--Unanchored                      --                       1,870      --
       429   Andora Apartments             Multifamily                              80,011                 36,338         NAP
       430   1212-1216 Broadway            Mixed Use                                 4,500                 54,384      --
       431   3610 Birch Street (Apollo
               Office Building)            Office                                    3,165                  3,292      14,813
       432   Walgreens Pharmacy (Miami)    CTL                                     --                       3,480         NAP
       433   Eckerd Ventnor                CTL                                     --                       2,852         NAP
       434   Capitol Warehouse Building    Industrial                              --                       8,000      12,000
       435   North Oaks Manor Apartments   Multifamily                             --                      23,709         NAP
       436   6100 Capital Center           Office                                  --                       4,671      27,565
       437   Rite Aid Virginia Beach       CTL                                     --                       2,443         NAP
       438   Rite Aid Roanoke              CTL                                     --                       2,258         NAP
       439   The Business Centre at
               Riverside                   Industrial                                4,563                  4,500      54,545
       440   The Manors Apartments         Multifamily                             --                      24,180         NAP
       441   FAA Building                  Office                                  --                       5,255      --
       442   Eckerd Houma                  CTL                                       8,000           --                   NAP
       443   Antelope Valley Mall          Retail--Anchored                        --                       1,650      --
       444   Chateau Imperial              Multifamily                              62,500           --                   NAP
       445   Glenoaks Apartments           Multifamily                             --                --                   NAP
       446   Lucky/Sav-On Center           Retail--Anchored                        --                       3,530      23,875
       447   Eckerd Winslow                CTL                                     --                       3,272         NAP
       448   Walgreens--Richmond           CTL                                       6,250                  3,754         NAP
       449   Stoughton Plaza               Retail--Anchored                         20,031                  4,162      12,702
       450   PetsMart Inc.                 Retail--Anchored                        --                       3,952      --
       451   Cobblestone Village Shopping
               Center                      Retail--Unanchored                      --                      14,469      25,486
       452   Villa d'Venus                 Multifamily                              19,450                 16,195         NAP
       453   Eckerd Drugs                  Retail--Unanchored                      --                --                --
       454   3848-3870 East Foothill
               Boulevard (East Pasadena)   Retail--Unanchored                      --                       1,824       6,000
       455   Westporte Apartments          Multifamily                             --                      30,176         NAP
       456   Best Western St. Augustine    Hotel--Limited Service                    8,438     4% of Gross Income         NAP
       457   Nalley Valley Self Storage    Self Storage                             81,986                 20,298      --
       458   Woodley Apartments            Multifamily                             --                      14,274         NAP
       459   Hidden Park Apartments        Multifamily                             137,291                 49,190         NAP
       460   Saum Apartments               Multifamily                             --                      20,043         NAP
       461   Days Inn/Kingsland            Hotel--Limited Service                    7,650     4% of Gross Income         NAP
       462   P Street                      Multifamily                               8,750                  5,724         NAP
       463   Canoga Apartments             Multifamily                             --                --                   NAP
       464   Rite Aid Pharmacy (Liberty)   CTL                                       1,063                  1,789         NAP
       465   Woodway Apartments            Multifamily                             --                      14,400         NAP


               CURRENT      AS OF
               BALANCE     DATE OF
  CONTROL     OF TI/LC     RESERVE
    NO.      RESERVE ($)  ACCOUNTS
-----------  -----------  ---------
       416           NAP    4/29/98
       417           NAP    4/16/98
       418   $     2,039    4/17/98
       419           NAP    4/30/98
       420
                 --          4/1/98
       421           NAP    4/16/98
       422         1,600     4/8/98
       423

                     NAP     4/1/98
       424           NAP    4/16/98
       425           NAP    4/17/98
       426           NAP    4/16/98
       427           NAP     4/1/98
       428       --          4/1/98
       429           NAP    4/29/98
       430       --         4/16/98
       431
                 --          4/1/98
       432           NAP     4/1/98
       433           NAP    4/16/98
       434       100,573    4/30/98
       435           NAP    4/30/98
       436         9,227    4/30/98
       437           NAP    4/16/98
       438           NAP    4/16/98
       439
                 109,769(j)   4/16/98
       440           NAP    4/16/98
       441       --         4/10/98
       442           NAP    4/16/98
       443       --         4/16/98
       444           NAP    4/16/98
       445           NAP    4/30/98
       446         7,988    4/30/98
       447           NAP    4/16/98
       448           NAP     4/1/98
       449       --         4/14/98
       450       --         4/17/98
       451
                  50,972    4/30/98
       452           NAP    4/16/98
       453       --         4/16/98
       454
                     500    4/14/98
       455           NAP    4/30/98
       456           NAP    4/16/98
       457       --         4/16/98
       458           NAP    4/30/98
       459           NAP    4/30/98
       460           NAP    4/30/98
       461           NAP    4/16/98
       462           NAP    4/16/98
       463           NAP    4/30/98
       464           NAP     4/1/98
       465           NAP    4/16/98

                                                                                 INITIAL
                                                                                 DEPOSIT           ANNUAL            ANNUAL
                                                                               TO CAPITAL        DEPOSIT TO        DEPOSIT TO
  CONTROL                                                                         IMP.           REPLACEMENT          TI/LC
    NO.             PROPERTY NAME                    PROPERTY TYPE             RESERVE ($)       RESERVE ($)       RESERVE ($)
-----------  ----------------------------  ----------------------------------  -----------  ---------------------  -----------
       466   CVS Pharmacy (Philadelphia)   CTL                                     --                      $2,025         NAP
       467   Eckerd Wildwood               CTL                                     --                       3,272         NAP
       468   Arrow Press Properties        Retail--Unanchored                  $    86,738                  7,937   $  31,540
       469   Northbrook Apartments         Multifamily                             --                      23,276         NAP
       470   Best Western Statesville      Hotel--Limited Service                    2,375     4% of Gross Income         NAP
       471   CVS Drug Store
               (Martinsville)              CTL                                     --                       3,152         NAP
       472   Sunnyside Acres Mobile Home
               Park                        Mobile Home Park                        100,637           --                   NAP
       473   Auto/Retail Facility
               (Lauderhill)                Retail--Unanchored                      --                       4,087       4,500
       474   Campostella Corners Shopping
               Center                      Retail--Anchored                         14,406                  6,694      --
       475   Shops at State Bridge         Retail--Unanchored                      --                       2,451      16,177
       476   901 W. Jackson Boulevard      Office                                  --                       9,601      33,520
       477   155 North Beacon Street       Mixed Use                                 6,250                 12,230      --
       478   Eckerd Oviedo                 CTL                                     --                --                   NAP
       479   Fairfield Inn (Musselman-
               Mt.Sterling)                Hotel--Limited Service                  --          4% of Gross Income         NAP
       480   Hampton Inn (Musselman-
               Elizabethtown)              Hotel--Limited Service                  --          4% of Gross Income         NAP
       481   Stone Pine Center             Retail--Unanchored                      --                       1,583      --
       482   CVS Pharmacy (Vernon)         CTL                                     --                       2,625         NAP
       483   Shannon Square                Retail--Anchored                          5,250                  4,759      14,092
       484   The Aspens                    Multifamily                             --                       5,130         NAP
       485   Casa Del Sol                  Retail--Unanchored                      --                --                --
       486   Newtonian Gardens             Multifamily                              17,500                 23,000         NAP
       487   Rite Aid Gaylord              CTL                                       5,000                  2,972         NAP
       488   Springwood Village Shopping
               Center                      Retail--Unanchored                      --                       9,915      18,862
       489   Bella Mar                     Health Care--Assisted Living              1,000                  8,484         NAP
       490   Amerihost Inn--Macomb         Hotel--Limited Service                    2,500     4% of Gross Income         NAP
       491   Amerihost Inn-Lancaster       Hotel--Limited Service                    1,500     4% of Gross Income         NAP
       492   Amerihost Inn--Logan          Hotel--Limited Service                  --          4% of Gross Income         NAP
       493   Amerihost Inn-Jeffersonville  Hotel--Limited Service                  --          4% of Gross Income         NAP
       494   Eckerd Drug Store
               (Jacksonville)              Retail--Anchored                        --                --                --
       495   CVS Brazil                    CTL                                     --                       1,608         NAP
       496   Gardner Plaza                 Retail--Anchored                         33,375                 11,652      21,357
       497   Lobo Canyon Shopping Center   Retail--Anchored                          6,500                 11,461      --
       498   Officemax Free-Standing
               Retail/Commercial Building  Retail--Anchored                        --                --                 4,992
       499   Saint Charles Place           Multifamily                              17,463                 15,552         NAP
       500   The In-Line Retail Shop
               Space (Peoria)              Retail--Anchored                        --                       2,630      10,162
       501   Western Hills Shopping
               Center                      Retail--Anchored                          4,073                 15,366      21,490
       502   Eckerd Drug Store (Ft.
               Myers)                      CTL                                     --                       2,727         NAP
       503   Keep it Self Storage--Van
               Nuys                        Self Storage                              1,125                  8,292      --
       504   Crystal Inn (Brigham City)    Hotel--Limited Service                  --          4% of Gross Income         NAP
       505   421 Germantown Pike           Retail--Unanchored                      --                       1,012      --
       506   Katella/Knott Shopping
               Center                      Retail--Unanchored                       34,151                  9,331      19,125
       507   Amerihost Inn-Sycamore        Hotel--Limited Service                  --          4% of Gross Income         NAP


               CURRENT      AS OF
               BALANCE     DATE OF
  CONTROL     OF TI/LC     RESERVE
    NO.      RESERVE ($)  ACCOUNTS
-----------  -----------  ---------
       466           NAP     4/1/98
       467           NAP    4/16/98
       468   $    40,803    4/30/98
       469           NAP    4/30/98
       470           NAP    4/16/98
       471
                     NAP     4/1/98
       472
                     NAP    4/30/98
       473
                 --         4/17/98
       474
                 --          4/8/98
       475       --          4/1/98
       476         8,404    4/30/98
       477       --         4/16/98
       478           NAP    4/16/98
       479
                     NAP    4/10/98
       480
                     NAP    4/10/98
       481       --         4/30/98
       482           NAP     4/1/98
       483       --          4/3/98
       484           NAP    4/30/98
       485       --         4/30/98
       486           NAP    4/16/98
       487           NAP    4/16/98
       488
                   6,309    4/30/98
       489           NAP    4/16/98
       490           NAP    4/16/98
       491           NAP    4/16/98
       492           NAP    4/16/98
       493           NAP    4/16/98
       494
                 --          4/6/98
       495           NAP    4/16/98
       496         1,780     4/1/98
       497       --         4/16/98
       498
                 --          4/1/98
       499           NAP    4/16/98
       500
                   4,234    4/14/98
       501
                   5,382    4/17/98
       502
                     NAP     4/1/98
       503
                 --         4/16/98
       504           NAP    4/14/98
       505       --         4/16/98
       506
                   1,594    4/30/98
       507           NAP    4/16/98

                                                                                 INITIAL
                                                                                 DEPOSIT           ANNUAL            ANNUAL
                                                                               TO CAPITAL        DEPOSIT TO        DEPOSIT TO
  CONTROL                                                                         IMP.           REPLACEMENT          TI/LC
    NO.             PROPERTY NAME                    PROPERTY TYPE             RESERVE ($)       RESERVE ($)       RESERVE ($)
-----------  ----------------------------  ----------------------------------  -----------  ---------------------  -----------
       509   Eckerd Shreveport             CTL                                          NA           --                   NAP
       510   825 Pine Street Apartments    Multifamily                         $     3,793                 $6,090         NAP
       511   Ocean Villa Townhomes #1      Multifamily                             --                       7,675         NAP
       512   Revco Pharmacy (Decatur)      CTL                                     --                       2,359         NAP
       513   Burbank Villas Apartments     Multifamily                             --                --                   NAP
       514   Crestwood Apartments          Multifamily                             --                      16,796         NAP
       515   121 Greene Street             Retail--Unanchored                        5,625                  1,125       2,500
       516   Payson Center                 Retail--Anchored                         12,000                 15,506      32,791
       517   Sunrise Condominiums          Multifamily                             --                       2,400         NAP
       518   Village Woods Commons
               Shopping Center             Retail--Unanchored                      --                       8,316      17,436
       519   Days Inn (Prescott Valley)    Hotel--Limited Service                  --          4% of Gross Income         NAP
       520   Inbus Engineering Building    Industrial                              --                --                --
       521   CVS Pharmacy (Lancaster)      CTL                                     --                       2,560         NAP
       522   Warehouse Specialists-- 1097
               Ehlers Road                 Industrial                                5,625                  7,894      --
       523   Cedars St. Paul Apts.         Multifamily                             --                      25,500         NAP
       524   McClintock Office Plaza       Office                                  --                       3,458      22,917
       525   Galaxy Shopping Center        Retail--Unanchored                        4,750                  5,912      19,450
       526   Crestwood Station Shopping
               Center                      Retail--Anchored                            781                 31,686      58,057
       527   Village Pines                 Multifamily                               8,875                  6,831         NAP
       528   395-435 East O'Keefe Street   Multifamily                              27,375                 17,500         NAP
       529   Price Savers Center           Retail--Unanchored                       39,750                  8,128      16,543
       530   Indian Village Shopping
               Center                      Retail--Unanchored                        4,375                 15,630      43,763
       531   Caledon Wood Professional
               Park                        Office                                  --                       2,433      12,000
       532   4445 West 16th Street         Office                                      525                  8,544      32,810
       533   6 Fortune Drive               Office                                  --                       3,975      35,245
       534   Fairmount Apartments          Multifamily                               4,313                 16,616         NAP
       535   Palms Apartments              Multifamily                             --                --                   NAP
       536   Georgetown Village
               Apartments                  Multifamily                              42,813                 21,106         NAP
       537   336 Washington Street
               (Boston Private)            Retail--Unanchored                       18,688                  3,082       5,028
       538   CVS Tipton                    CTL                                     --                       1,608         NAP
       539   State Farm Cranford           CTL                                     --                      10,576         NAP
       540   La Jolla Court Apartments     Multifamily                             --                      19,944         NAP
       541   CVS York                      CTL                                     --                       3,217         NAP
       542   Hodges Warehouse (Hodges II)  Industrial                               29,375                 34,410      --
       543   Kling Street Apartments       Multifamily                             --                       5,596         NAP
       544   Eckerd Drug Store (Camden)    CTL                                       4,813                  2,727         NAP
       545   CVS Drug Store (Mableton)     CTL                                     --                       2,531         NAP
       546   CVS Rockville                 CTL                                     --                       1,608         NAP
       547   CVS Edinburgh                 CTL                                     --                       1,608         NAP
       548   Fry's Greenfield Plaza        Retail--Unanchored                      --                      13,802      22,036
       549   Target Center                 Retail--Anchored                        --                       2,430      14,890
       550   CVS Greece                    CTL                                     --                       1,519         NAP
       551   Ames Plaza (Amenia)           Retail--Anchored                          4,813                 21,600      13,716
       552   North Creek Townhomes         Multifamily                               1,188                 10,476         NAP


               CURRENT      AS OF
               BALANCE     DATE OF
  CONTROL     OF TI/LC     RESERVE
    NO.      RESERVE ($)  ACCOUNTS
-----------  -----------  ---------
       509           NAP    4/16/98
       510           NAP    4/30/98
       511           NAP    4/30/98
       512           NAP     4/1/98
       513           NAP    4/30/98
       514           NAP    4/16/98
       515           208     4/1/98
       516         2,733    4/14/98
       517           NAP    4/30/98
       518
                   4,359     4/6/98
       519           NAP    4/28/98
       520       --         4/30/98
       521           NAP     4/6/98
       522
                 --         4/16/98
       523           NAP    4/30/98
       524       --         4/30/98
       525         4,863    4/14/98
       526
                   9,492     4/1/98
       527           NAP    4/24/98
       528           NAP    4/16/98
       529         1,379    4/14/98
       530
                  10,962    4/14/98
       531
                   2,002     4/8/98
       532         2,734     4/1/98
       533       --         4/28/98
       534           NAP    4/16/98
       535           NAP    4/30/98
       536
                     NAP     4/8/98
       537
                     419    4/14/98
       538           NAP    4/16/98
       539           NAP    4/16/98
       540           NAP     4/1/98
       541           NAP    4/16/98
       542       --          4/1/98
       543           NAP    4/30/98
       544           NAP    4/30/98
       545           NAP     4/6/98
       546           NAP    4/16/98
       547           NAP    4/16/98
       548         1,836    4/14/98
       549         1,233    4/30/98
       550           NAP    4/16/98
       551         3,434     4/1/98
       552           NAP    4/16/98

                                                                                 INITIAL
                                                                                 DEPOSIT           ANNUAL            ANNUAL
                                                                               TO CAPITAL        DEPOSIT TO        DEPOSIT TO
  CONTROL                                                                         IMP.           REPLACEMENT          TI/LC
    NO.             PROPERTY NAME                    PROPERTY TYPE             RESERVE ($)       RESERVE ($)       RESERVE ($)
-----------  ----------------------------  ----------------------------------  -----------  ---------------------  -----------
       553   Hilltop Village Shopping
               Center                      Retail--Anchored                    $    66,875                $38,160   $  31,936
       554   Friendly Square Shopping
               Center                      Retail--Unanchored                       10,931                  9,324      32,520
       555   Eckerd Oldsmar                CTL                                     --                --                   NAP
       556   Henderson Mall                Retail--Unanchored                      --                       1,059      --
       557   Anchor Self Storage--
               Glendora                    Self Storage                            --                       5,200      --
       558   8614 Burton Way Apts.         Multifamily                             --                       3,942         NAP
       559   Four Industrial Buildings
               (Great S.W. Industrial)     Industrial                               23,750                 28,565      57,131
       560   Spa Business Center           Office                                  --                       4,039      12,653
       561   Warehouse Specialists--
               Harrison Street             Industrial                                6,418                 11,988      --
       562   Port Jefferson Medical Park   Office                                   15,875                 13,712      36,000
       563   Ashcroft Industrial Park      Industrial                               69,303                 14,708      15,000
       564   8586-8588 Potter Park Drive
               (Palmer Ranch)              Office                                    1,019                  1,827      18,000
       565   New Hampshire Apartments      Multifamily                              18,844                 19,509         NAP
       566   Villa Fontana Apartments      Multifamily                               3,694                 10,400         NAP
       567   Briarcliff                    Multifamily                              11,875                 26,292         NAP
       569   Duna Vista Mobile Home Park   Mobile Home Park                        --                --                   NAP
       570   Calvert Apartments            Multifamily                             --                      23,945         NAP
       571   177 E. Evelyn Avenue          Retail--Unanchored                      --                       6,008      17,584
       572   Oakland State Garage          Industrial                              --                       2,880       9,312
       573   IHOP Kannapolis               CTL                                     --                --                   NAP
       574   Park Rochester Apartments     Multifamily                             --                --                   NAP
       575   West Town Professional
               Center                      Office                                  --                       8,388      19,143
       576   CVS Aiken                     CTL                                     --                --                   NAP
       577   Garage Loft Apartments        Multifamily                              30,000                  5,175         NAP
       578   Rite-Aid Pharmacy
               (Waynesburg)                CTL                                     --                       1,812         NAP
       579   Forest Glen                   Multifamily                               5,788                 14,400         NAP
       580   Revco Drug Store              Retail--Anchored                        --                       1,064      --
       581   Rite Aid Pharmacey
               (Hogansville)               CTL                                     --                       2,688         NAP
       582   Revco Pharmacy (Oak Ridge)    CTL                                     --                       1,608         NAP
       583   Imperial Plaza Office
               Building                    Office                                  --                       3,492      12,000
       584   Overlook Court                Office                                    5,500                 15,996       6,684
       585   10051 Pasadena Avenue         Office                                    2,622                  2,272      45,000
       586   Clifford Pacific Business
               Park                        Industrial                              --                       4,850       5,039
       587   Glynbrook Estates             Multifamily                                 156                  7,700         NAP
       588   Cypress Winds                 Multifamily                               2,438                 13,048         NAP
       589   66 West 84th Street           Retail--Unanchored                      --                         334       9,996
       590   Canon Perdido                 Office                                    1,243                  4,332      --
       591   Panorama Medical Arts
               Building                    Office                                  --                       5,079      36,861
       592   IHOP Gastonia                 CTL                                     --                --                   NAP
       593   Taylor Gardens                Multifamily                               5,313                 14,310         NAP
       594   Tara Ridge Apartments         Multifamily                              22,125                 15,610         NAP
       595   Camelot and Circle Inn
               Mobile Home Parks           Mobile Home Park                         13,000                  4,455         NAP
       596   Shoppes of Pembroke           Retail--Unanchored                        4,875                  3,300      14,052


               CURRENT      AS OF
               BALANCE     DATE OF
  CONTROL     OF TI/LC     RESERVE
    NO.      RESERVE ($)  ACCOUNTS
-----------  -----------  ---------
       553
             $     5,046     4/8/98
       554
                 --         4/14/98
       555           NAP    4/16/98
       556       --         4/16/98
       557
                 --         4/16/98
       558           NAP     4/1/98
       559
                  75,145     4/1/98
       560        29,483    4/30/98
       561
                 --         4/16/98
       562        56,340     4/1/98
       563         3,750     4/3/98
       564
                 --          4/8/98
       565           NAP    4/16/98
       566           NAP     4/1/98
       567           NAP    4/16/98
       569           NAP    4/30/98
       570           NAP    4/30/98
       571         1,457    4/30/98
       572         3,116    4/30/98
       573           NAP    4/16/98
       574           NAP    4/30/98
       575
                   3,207    4/30/98
       576           NAP    4/16/98
       577           NAP     4/1/98
       578
                     NAP     4/1/98
       579           NAP    4/16/98
       580       --         4/16/98
       581
                     NAP     4/1/98
       582           NAP     4/1/98
       583
                 --          4/1/98
       584       --          4/1/98
       585         3,743    4/30/98
       586
                     833    4/30/98
       587           NAP    4/16/98
       588           NAP    4/16/98
       589       --          4/1/98
       590       --         4/30/98
       591
                  12,316    4/30/98
       592           NAP    4/16/98
       593           NAP    4/16/98
       594           NAP     4/1/98
       595
                     NAP    4/16/98
       596         3,513     4/8/98

                                                                                 INITIAL
                                                                                 DEPOSIT           ANNUAL            ANNUAL
                                                                               TO CAPITAL        DEPOSIT TO        DEPOSIT TO
  CONTROL                                                                         IMP.           REPLACEMENT          TI/LC
    NO.             PROPERTY NAME                    PROPERTY TYPE             RESERVE ($)       RESERVE ($)       RESERVE ($)
-----------  ----------------------------  ----------------------------------  -----------  ---------------------  -----------
       597   Normandy Retail Center        Retail--Anchored                    $    12,100                 $2,952   $   7,800
       598   La Tijera Manor Apartments    Multifamily                             --                       8,000         NAP
       599   Applied Companies Building    Industrial                                7,707                  3,523       4,373
       600   238-268 Post Road             Retail--Unanchored                      --                       1,434      12,583
       601   Warehouse Specialists-- 1286
               Ehlers Road                 Industrial                              --                       8,400      --
       602   Warehouse Specialists--
               Dixie Street                Industrial                               47,812                 13,000      --
       604   IHOP Wilmington               CTL                                     --                --                   NAP
       605   Eckerd Kernersville           CTL                                     --                       2,182         NAP
       606   Eckerds Easley                CTL                                       2,688                  1,641         NAP
       607   Rincon Plaza                  Retail--Anchored                        --                       8,123      17,057
       608   Eckerd Store (Mt. Holly)      CTL                                     --                       1,091         NAP
       609   University Court Apartments   Multifamily                             --                      12,670         NAP
       610   Patrick Business Park         Industrial                              --                       4,032       6,000
       611   Eckerd Store (Florence)       CTL                                     --                       2,725         NAP
       612   222 Post Road                 Retail--Unanchored                      --                       1,882      11,650
       613   Ocean Villa Townhomes #3      Multifamily                             --                       6,162         NAP
       614   Kennestone Corners Business
               Center                      Industrial                               31,500                  3,334      12,084
       615   Kings Tree Apartments         Multifamily                              20,188                 22,800         NAP
       616   Rite Aid Pharmacy
               (Williamsport)              CTL                                     --                       2,501         NAP
       617   CVS Pharmacy (Westbrook)      CTL                                     --                       2,196         NAP
       618   Brookhill Plaza               Office                                  --                       7,044      14,603
       619   Lexington Village Apartments  Multifamily                               2,000                  9,600         NAP
       620   2715 Agate Court              Industrial                               43,991                  3,843      16,854
       621   Townsgate Atrium              Office                                  --                --                --
       622   Carey Hill Plaza              Retail--Anchored                         11,250                  5,809      --
       623   Edison Apartments             Multifamily                              18,573                 13,560         NAP
       624   Warehouse Specialists-- Bell
               Street                      Industrial                              --                       9,700      --
       625   Warehouse Specialists--
               Combined Locks              Industrial                              --                       6,240      --
       626   A-Advance Self-Storage        Self Storage                            --                       4,764      --
       627   Williamstown Bay              Multifamily--Section 42                 --                       7,000         NAP
       628   52 Liberty Street             Multifamily                               4,438                  9,864         NAP
       629   Highview Apartments           Multifamily                              10,500                  9,480         NAP
       630   Kingwood                      Multifamily                              28,469                 30,016         NAP
       631   Nob Hill Office Park          Office                                  --                       4,488      15,240
       632   North Post Oak Business
               Center                      Office                                    3,125                  4,652      15,506
       633   Morningside Square
               Apartments                  Multifamily                             --                       9,996         NAP
       634   Randall Court Apartments      Multifamily                               1,719                  8,796         NAP
       635   Dillard Office Building       Office                                    6,750                  2,976      --
       636   128th Street Warehouse        Industrial                                7,813                  6,233      18,621
       637   Briarcliff Mews Apartments    Multifamily                               6,875                  8,192         NAP
       638   Westgate Apartments           Multifamily                             --                --                   NAP
       639   Broadmoor Apartments          Multifamily                              16,810           --                   NAP
       640   Wolfpack Village Apartments   Multifamily                              77,500                 12,491         NAP


               CURRENT      AS OF
               BALANCE     DATE OF
  CONTROL     OF TI/LC     RESERVE
    NO.      RESERVE ($)  ACCOUNTS
-----------  -----------  ---------
       597   $    62,025 k)   4/22/98
       598           NAP    4/30/98
       599           356    4/30/98
       600         1,050    3/31/98
       601
                 --         4/16/98
       602
                 --         4/16/98
       604           NAP    4/16/98
       605           NAP    4/16/98
       606           NAP    4/16/98
       607         1,421    4/14/98
       608           NAP    4/30/97
       609           NAP    4/30/98
       610         1,995    4/30/98
       611           NAP    4/30/98
       612        19,426    4/29/98
       613           NAP    4/30/98
       614
                 --          4/8/98
       615           NAP    4/16/98
       616
                     NAP     4/1/98
       617           NAP     4/1/98
       618        35,174    4/30/98
       619           NAP     4/1/98
       620         2,803    4/30/98
       621       --         4/30/98
       622       --         4/16/98
       623           NAP    4/30/98
       624
                 --         4/16/98
       625
                 --         4/16/98
       626       --         4/30/98
       627           NAP    4/16/98
       628           NAP    4/16/98
       629           NAP    4/16/98
       630           NAP    4/16/98
       631         1,270    4/29/98
       632
                  49,162     4/1/98
       633
                     NAP    4/30/98
       634           NAP    4/14/98
       635       --          4/1/98
       636        30,003     4/1/98
       637           NAP     4/1/98
       638           NAP    4/30/98
       639           NAP    4/30/98
       640           NAP    4/28/98

                                                                                 INITIAL
                                                                                 DEPOSIT           ANNUAL            ANNUAL
                                                                               TO CAPITAL        DEPOSIT TO        DEPOSIT TO
  CONTROL                                                                         IMP.           REPLACEMENT          TI/LC
    NO.             PROPERTY NAME                    PROPERTY TYPE             RESERVE ($)       RESERVE ($)       RESERVE ($)
-----------  ----------------------------  ----------------------------------  -----------  ---------------------  -----------
       641   William Tell Apartments       Multifamily                             --                     $24,000         NAP
       642   13Th South Self Storage       Self Storage                            --                --                --
       643   19-25 Brighton Avenue         Multifamily                         $    23,681                  7,750         NAP
       644   The In-Line Shop Space
               (Chandler)                  Retail--Anchored                         10,269                  5,922   $  12,440
       645   Haverford Apartments          Multifamily                             --                --                   NAP
       646   Crates shopping center        Mixed Use                                10,505                  2,435      --
       647   Dahnert Park Apartments       Multifamily                               2,313                  5,400         NAP
       648   Roger Post                    Multifamily                               6,244                 12,540         NAP
       649   Ruffolo Plaza                 Retail--Unanchored                      --                       6,296      22,000
       650   Continental House             Multifamily                               8,750           --                   NAP
       651   NTB Store Site                CTL                                     --                       5,585         NAP
       652   Pier 1 Imports                Retail--Anchored                        --                         904       4,560
       653   Sunbelt Newport News          CTL                                     --                --                   NAP
       654   Northpointe Apartments        Multifamily                              24,029                  8,008         NAP
       655   Francesca Apartments          Multifamily                              54,875                 13,986         NAP
       656   514--524 Huron Blvd. SE       Multifamily                               5,328                 12,104         NAP
       657   4030 Pacheco Boulevard        Industrial                              --                       4,326       3,380
       658   US Postal Service             CTL                                       1,000                  1,293         NAP
       659   Las Flores Apartments         Multifamily                             --                      13,488         NAP
       660   Woodlawn Village              Multifamily                               7,688                 10,404         NAP
       661   Monmouth Beach Village        Multifamily--Section 42                   2,419                  5,000         NAP
       662   325 North Howard Street       Multifamily                             --                       4,500         NAP
       663   Pikesville Professional
               Building                    Office                                    9,200                  2,904      --
       664   Washington Place              Multifamily--Section 42                 --                       8,400         NAP
       665   1416-1430 S. Main Street      Retail--Unanchored                          953                  2,725      --
       666   Hodges Warehouse and
               Corporate Offices (Hodges
               I)                          Industrial                                3,750                  5,280      --
       667   Commerce Square Shopping
               Center                      Retail--Anchored                        --                --                --
       668   Villa Apartments              Multifamily                             --                      12,267         NAP
       669   Magnolia                      Multifamily                             --                       4,767         NAP
       670   Blockbuster Video Store       Retail--Anchored                        --                --                 7,000
       671   Creamery Hills                Multifamily--Section 42                 --                       3,600         NAP
       672   13348 Newport Boulevard
               (Walgreen--Tustin)          CTL                                     --                --                   NAP
       673   Wells Court                   Multifamily--Section 42                 --                      15,500         NAP
       674   Logan Square Shopping Center  Retail--Anchored                        --                         680      --
       675   2486 Morris Avenue            Multifamily                               2,063                  5,280         NAP
       676   Branford Apartments           Multifamily                             --                       8,260         NAP


               CURRENT      AS OF
               BALANCE     DATE OF
  CONTROL     OF TI/LC     RESERVE
    NO.      RESERVE ($)  ACCOUNTS
-----------  -----------  ---------
       641           NAP    4/30/98
       642       --         4/30/98
       643           NAP    4/16/98
       644
             $     2,073    4/14/98
       645           NAP    4/30/98
       646        72,187 a)   4/16/98
       647           NAP     4/1/98
       648           NAP    4/16/98
       649       100,857(a)   4/16/98
       650           NAP    4/16/98
       651           NAP     4/1/98
       652       --          4/1/98
       653           NAP    4/16/98
       654           NAP    4/30/98
       655           NAP     4/1/98
       656           NAP    4/30/98
       657           837    4/30/98
       658           NAP    4/16/98
       659           NAP    4/30/98
       660           NAP    4/16/98
       661           NAP    4/16/98
       662           NAP    4/30/98
       663
                 --         4/16/98
       664           NAP    4/16/98
       665       --         4/30/98
       666

                 --          4/1/98
       667
                 --         4/16/98
       668           NAP    4/30/98
       669           NAP    4/16/98
       670         3,518    4/30/98
       671           NAP    4/16/98
       672
                     NAP     4/1/98
       673           NAP    4/16/98
       674       --         4/16/98
       675           NAP    4/16/98
       676           NAP    4/30/98

------------------------
(a) Tenant-specific lease reserve.

(b) Includes $200,000 tenant specific lease reserve.

(c) Includes $166,353 tenant specific lease reserve.

(d) Tenant-specific lease reserve; funds escowed monthly until March 1999.

(e) Tenant-specific lease reserve capped at $300,000.

(f) Capped at $225,000, to be maintained over term.

(g) Tenant-specific lease reserve; funds escrowed until December 1999.

(h) Tenant-specific reserve; funds escrowed monthly until November 2003.

(j) Tenant-specific reserve; funds escrowed monthly until 1999.

(j) Funds escrowed monthly for first 22 months of term.

(k) Includes $61,375 tenant specific lease reserve.

THE MORTGAGE LOAN SELLERS

    On or about May 28, 1998 (the "Closing Date"), the Depositor will acquire the Mortgage Loans from the Mortgage Loan Sellers pursuant to separate agreements (the "Mortgage Loan Purchase Agreements"). The Mortgage Loan Sellers acquired or originated the Mortgage Loans as described above under "--Mortgage Loan History."

ASSIGNMENT OF THE MORTGAGE LOANS; REPURCHASES

    On or prior to the Closing Date, the Depositor will transfer the Mortgage Loans, without recourse, to the Trustee for the benefit of the Certificateholders. In connection with such transfer, the Depositor will require each Mortgage Loan Seller to deliver to the Trustee or to a document custodian appointed by the Trustee (a "Custodian"), among other things, the following documents with respect to each Mortgage Loan sold by such Mortgage Loan Seller (collectively, as to each Mortgage Loan, the "Mortgage File"): (i) the original Mortgage Note, endorsed, without recourse, to the order of the Trustee (or, if the original Mortgage Note has been lost, an affidavit to such effect from the Mortgage Loan Seller or another prior holder, together with a copy of the Mortgage Note); (ii) the original or a copy of the Mortgage, together with an original or copy of any intervening assignments of the Mortgage, in each case with evidence of recording indicated thereon; (iii) the original or a copy of any related assignment of leases and of any intervening assignments thereof (if such item is a document separate from the Mortgage), with evidence of recording indicated thereon; (iv) an original assignment of the Mortgage in favor of the Trustee and in recordable form; (v) an original assignment of any related assignment of leases (if such item is a document separate from the Mortgage) in favor of the Trustee and in recordable form; (vi) originals or copies of all written modification agreements in those instances in which the terms or provisions of the Mortgage or Mortgage Note have been modified; (vii) the original or a copy of the policy or certificate of lender's title insurance issued on the date of the origination of such Mortgage Loan, or, if such policy has not been issued, an irrevocable, binding commitment to issue such title insurance policy; (viii) any file copies of any UCC financing statements and related amendments and continuation statements in the possession of the applicable Mortgage Loan Seller and (ix) an original assignment in favor of the Trustee of any financing statement executed and filed in favor of the related Mortgage Loan Seller in the relevant jurisdiction.

    The Trustee or a Custodian on its behalf will be required to review each Mortgage File within a specified period following its receipt thereof. If any of the above-described documents is found during the course of such review to be missing from any Mortgage File or defective, and in either case such omission or defect materially and adversely affects the interests of the Certificateholders, the applicable Mortgage Loan Seller, if it cannot deliver the document or cure the defect (other than omissions solely due to a document not having been returned by the related recording office) within a period of 90 days following such Mortgage Loan Seller's receipt of notice thereof, will be obligated pursuant to the applicable Mortgage Loan Purchase Agreement (the relevant rights under which will be assigned by the Depositor to the Trustee) to repurchase the affected Mortgage Loan at a price (the "Purchase Price") generally equal to the sum of (i) the unpaid principal balance of such Mortgage Loan, (ii) unpaid accrued interest on such Mortgage Loan (calculated at the Mortgage Rate) to but not including the Due Date in the Collection Period in which the purchase is to occur, and (iii) certain related servicing expenses that are reimbursable to the Master Servicer or the Special Servicer plus any interest thereon and on any related P&I Advances; provided that such Mortgage Loan Seller will have an additional 90-day period to deliver the document or cure the defect, as the case may be, if it is diligently proceeding to effect such delivery or cure and has delivered to the Trustee an officer's certificate that describes the reasons that such delivery or cure was not effected within the first 90-day cure period and the actions it proposes to take to effect such delivery or cure, and which states that it anticipates such delivery or cure will be effected within the additional 90-day period. The foregoing repurchase obligation will constitute the sole remedy available to the Certificateholders and the Trustee for any uncured failure to deliver, or any uncured defect in, a constituent Mortgage Loan document. The applicable Mortgage Loan Seller will be solely responsible for such repurchase obligation, and such obligation will not be the responsibility of the Depositor, any other Mortgage Loan Seller or any of the affiliates of any of them.

    The Pooling and Servicing Agreement will require the Master Servicer promptly to cause each of the assignments described in clauses (iv), (v) and
(ix) of the second preceding paragraph to be submitted for recording in the real property records of the jurisdiction in which the related Mortgaged Property is located. See "Description of the Pooling Agreements--Assignment of Mortgage Loans; Repurchases" in the Prospectus.

REPRESENTATIONS AND WARRANTIES; REPURCHASES

    In each Mortgage Loan Purchase Agreement, the applicable Mortgage Loan Seller will represent and warrant with respect to each Mortgage Loan sold by it (subject to certain exceptions specified in the related Mortgage Loan Purchase Agreement), as of the Closing Date, or as of such other date specifically provided in the representation and warranty, among other things, generally that:
(i) the information set forth in the schedule of Mortgage Loans attached to the applicable Mortgage Loan Purchase Agreement (which contains certain of the information set forth in Annex A) is true and correct in all material respects as of the Cut-off Date; (ii) if such Mortgage Loan was originated by the applicable Mortgage Loan Seller or an affiliate thereof, then, as of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan and, if such Mortgage Loan was not originated by the applicable Mortgage Loan Seller or an affiliate thereof, then, to the best of such Seller's knowledge after having performed the type of due diligence customarily performed by prudent institutional commercial and multifamily mortgage lenders, as of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan; (iii) the applicable Mortgage Loan Seller owns the Mortgage Loan, has good and marketable title thereto, has full right and authority to sell, assign and transfer the Mortgage Loan and is transferring the Mortgage Loan free and clear of any and all liens, pledges, charges or security interests; (iv) the proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder; (v) to the actual knowledge of the applicable Mortgage Loan Seller, each of the related Mortgage Note, related Mortgage, related assignment of leases, if any, and other agreements executed in connection therewith is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions therein and any state anti-deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law); and, as of the date of its origination, there was no valid offset, defense, counterclaim or right to rescission with respect to any of the related Mortgage Note, Mortgage or other agreements executed in connection with such Mortgage Loan, and, as of the Cut-off Date, to the actual knowledge of the applicable Mortgage Loan Seller, there is no valid offset, defense, counterclaim or right to rescission with respect to such Mortgage Note, Mortgage or other agreements; (vi) the assignment of the related Mortgage in favor of the Trustee constitutes the legal, valid and binding assignment of such Mortgage to the Trustee (subject to customary limitations); (vii) the related Mortgage (or, in the case of a cross-collateralized Mortgage Loan, a related Mortgage) is a valid and enforceable first lien on the related Mortgaged Property (or, in the case of a cross-collateralized Mortgage Loan, the related primary Mortgaged Property), which Mortgaged Property is free and clear of all encumbrances and liens having priority over or on a parity with the first lien of such Mortgage, except for (a) liens for real estate taxes and special assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being customarily acceptable to mortgage lending institutions generally or specifically reflected in the appraisal of such Mortgaged Property made in connection with the origination of such Mortgage Loan, (c) other matters to which like properties are commonly subject which do not, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by such Mortgage or materially affect the value or marketability of such Mortgaged Property and (d) if such Mortgage secures a cross-collateralized Mortgage Loan, any lien securing a related cross-collateralized Mortgage Loan; (viii) to the actual knowledge of the applicable Mortgage Loan Seller, all taxes and governmental assessments that prior to the Cut-off Date became due or owing in respect of, and affect, the related Mortgaged Property (or, in the case of a cross-collateralized Mortgage Loan, the related primary Mortgaged Property) have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established; (ix) as of the date of its origination, there was no proceeding pending for the total or partial condemnation of the related Mortgaged Property that materially affects the value thereof, and such Mortgaged Property was free of material damage; and, as of the Cut-off Date, the applicable Mortgage Loan Seller has not received any notice of the commencement of any proceeding for the total or partial condemnation of the related Mortgaged Property (or, in the case of a cross-collateralized Mortgage Loan, the related primary Mortgaged Property) that materially affects the value thereof, and such Mortgaged Property is free of material damage; (x) as of the date of its origination, all insurance required under the Mortgage for such Mortgage Loan was in full force and effect with respect to the related Mortgaged Property (or, in the case of a cross-collateralized Mortgage Loan, the related primary Mortgaged Property);
(xi) as of the Cut-off Date, no Mortgage Loan is, or in the 12 months prior to the Cut-Off Date, has been, 30 days or more past due in respect of any Scheduled Payment; and (xii) one or more environmental site assessments were performed with respect to the related Mortgaged Property (or, in the case of a cross-collateralized Mortgage Loan, the related primary Mortgaged Property) during the 18-month period preceding the Cut-off Date, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s) referenced herein, has no knowledge of any material and adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s).

    In the case of a breach of any of the foregoing representations and warranties that materially and adversely affects the interests of the Certificateholders, the applicable Mortgage Loan Seller, if it cannot cure such breach within a period of 90 days following such Mortgage Loan Seller's receipt of notice thereof, will be obligated pursuant to the applicable Mortgage Loan Purchase Agreement (the relevant rights under which will be assigned by the Depositor to the Trustee) to repurchase the affected Mortgage Loan at the applicable Purchase Price; provided that such Mortgage Loan Seller will have an additional 90-day period to cure such breach if it is diligently proceeding with such cure and has delivered to the Trustee an officer's certificate that describes the reasons that a cure was not effected within the first 90-day cure period and the actions it proposes to take to effect such cure and which states that it anticipates such cure will be effected within the additional 90-day period.

    The foregoing repurchase obligation will constitute the sole remedy available to the Certificateholders and the Trustee for any uncured breach of any Mortgage Loan Seller's representations and warranties regarding its Mortgage Loans. The applicable Mortgage Loan Seller will be the sole warranting party in respect of the Mortgage Loans sold by such Mortgage Loan Seller to the Depositor, and none of the Depositor, any other Mortgage Loan Seller or any affiliates of them will be obligated to repurchase any such affected Mortgage Loan in connection with a breach of the applicable Mortgage Loan Seller's representations and warranties if the applicable Mortgage Loan Seller defaults on its obligation to do so. See "Description of the Pooling Agreements--Representations and Warranties; Repurchases" in the Prospectus.

CHANGES IN MORTGAGE POOL CHARACTERISTICS

    The description in this Prospectus Supplement of the Mortgage Pool and the Mortgaged Properties is based upon the Mortgage Pool as expected to be constituted at the time the Offered Certificates are issued. Prior to the issuance of the Offered Certificates, a Mortgage Loan may be removed from the Mortgage Pool if the Depositor deems such removal necessary or appropriate or if it is prepaid. The

Depositor believes that the information set forth herein will be representative of the characteristics of the Mortgage Pool as it will be constituted at the time the Offered Certificates are issued, although the range of Mortgage Rates, maturities and certain other characteristics of the Mortgage Loans in the Mortgage Pool may vary.

    A Current Report on Form 8-K (the "Form 8-K") will be available to purchasers of the Offered Certificates on or shortly after the Closing Date and will be filed, together with the Pooling and Servicing Agreement, with the Securities and Exchange Commission within fifteen days after the initial issuance of the Offered Certificates. If Mortgage Loans are removed from or added to the Mortgage Pool as described in the preceding paragraph, such removal or addition will be noted in the Form 8-K.

                        SERVICING OF THE MORTGAGE LOANS

GENERAL

    The Master Servicer and the Special Servicer, either directly or through sub-servicers, will be required to service and administer the Mortgage Loans on behalf of the Trustee for the benefit of the Certificateholders, in accordance with applicable law, the terms of the Pooling and Servicing Agreement and the terms of the respective Mortgage Loans and, to the extent consistent with the foregoing, (a) in the same manner in which, and with the same care, skill, prudence and diligence with which, the Master Servicer or the Special Servicer, as the case may be, generally services and administers similar mortgage loans with similar borrowers (i) for other third-parties, giving due consideration to customary and usual standards of practice of prudent institutional commercial mortgage lenders servicing their own loans, or (ii) held in its own portfolio, whichever standard is higher, (b) with a view to the maximization of the recovery on such Mortgage Loans on a net present value basis, and (c) without regard to (i) any relationship that the Master Servicer or the Special Servicer, as the case may be, or any affiliate thereof, may have with the related borrower or any other party to the Pooling and Servicing Agreement; (ii) the ownership of any Certificate by the Master Servicer or the Special Servicer, as the case may be, or by any affiliate thereof; (iii) the right of the Master Servicer or the Special Servicer, as the case may be, to receive compensation or other fees for its services rendered pursuant to the Pooling and Servicing Agreement; (iv) the obligations of the Master Servicer or the Special Servicer, as the case may be, to make Advances (as defined herein); and (v) the ownership, servicing or management for others of any other mortgage loans or real property.

    Set forth below, following the subsection captioned "--The Master Servicer and Special Servicer," is a description of certain pertinent provisions of the Pooling and Servicing Agreement relating to the servicing of the Mortgage Loans. Reference is also made to the Prospectus, in particular to the section captioned "Description of the Pooling Agreements," for important information in addition to that set forth herein regarding the terms and conditions of the Pooling and Servicing Agreement as they relate to the rights and obligations of the Master Servicer and Special Servicer thereunder. The Special Servicer generally will have all of the rights to indemnity and reimbursement, and limitations on liability, that the Master Servicer is described as having in the Prospectus, and the Special Servicer rather than the Master Servicer will perform the servicing duties described in the Prospectus with respect to Specially Serviced Mortgage Loans and REO Properties (each as described herein). In addition to the circumstances for resignation of the Master Servicer set forth in the Prospectus, the Master Servicer and the Special Servicer will each have the right to resign at any other time provided that (i) a willing successor thereto has been found, (ii) each of the Rating Agencies confirms in writing that the successor's appointment will not result in a withdrawal, qualification or downgrade of any rating or ratings assigned to any Class of Certificates, (iii) the resigning party pays all costs and expenses in connection with such transfer, and (iv) the successor accepts appointment prior to the effectiveness of such resignation. See "Certain Matters Regarding the Master Servicer and the Depositor" in the Prospectus.

THE MASTER SERVICER AND SPECIAL SERVICER

    FUNB, in its capacity as Master Servicer under the Pooling and Servicing Agreement (in such capacity, the "Master Servicer") will be responsible for servicing the Mortgage Loans (other than Specially Serviced Mortgage Loans and REO Properties). Although the Master Servicer is authorized to employ agents, including sub-servicers, to directly service the Mortgage Loans for which it is responsible, the Master Servicer will remain liable for its servicing obligations under the Pooling and Servicing Agreement. The Master Servicer is a wholly owned subsidiary of First Union Corporation. The Master Servicer's principal servicing offices are located at Charlotte Plaza, 23rd Floor, 201 South College Street, Charlotte, North Carolina 28288-1075.

    As of March 31, 1998, the Master Servicer and its affiliates serviced approximately 3,999 commercial and multifamily loans, totaling approximately $19.6 billion in aggregate outstanding principal amounts, including loans securitized in mortgage-backed securitization transactions.

    The initial Special Servicer will be CRIIMI MAE Services Limited Partnership, a Maryland limited partnership, the general partner of which is CRIIMI MAE Services, Inc. The Special Servicer will be responsible for performing certain servicing functions with respect to Mortgage Loans that, in general, are in default or as to which default is imminent, for administering any REO Property and for performing certain other functions with respect to all Mortgage Loans, as set forth in the Pooling and Servicing Agreement. As of December 31, 1997, the Special Servicer was responsible for performing certain servicing responsibilities in respect of approximately $16.3 billion commercial and multifamily loans and REO Properties. It is anticipated that the Special Servicer or an affiliate of the Special Servicer will purchase all or a significant portion of certain Classes of the Private Certificates on or about the Closing Date. The Special Servicer's principal offices are located at 11200 Rockville Pike, Rockville, Maryland 20852.

    The information set forth herein concerning the Master Servicer and the Special Servicer has been provided by the Master Servicer and Special Servicer, respectively, and none of the Depositor or either Underwriter makes any representation or warranty as to the accuracy or completeness of such information.

THE SPECIAL SERVICER

    The Pooling and Servicing Agreement permits the holder (or holders) of the majority of the Voting Rights allocated to the Controlling Class of Sequential Pay Certificates to replace the Special Servicer and to select a representative (the "Controlling Class Representative") from whom the Special Servicer will seek advice and approval and take direction under certain circumstances. See "Servicing of the Mortgage Loans--The Controlling Class Representative." The "Controlling Class of Sequential Pay Certificates" is the Class of Sequential Pay Certificates that has the latest alphabetical Class designation and that has a Certificate Balance that is greater than 25% of its original Certificate Balance; provided that if no Class of Sequential Pay Certificates has a Certificate Balance that is greater than 25% of its original Certificate Balance, the then outstanding Class of Sequential Pay Certificates with the latest alphabetical Class designation will be the "Controlling Class of Sequential Pay Certificates." The Class A-1 and Class A-2 Certificates will be treated as one Class for determining the Controlling Class of Sequential Pay Certificates. Any such replacement of a Special Servicer will be subject to, among other things, (i) the delivery of notice of the proposed replacement to the Rating Agencies and receipt of notice from the Rating Agencies that the replacement will not result in a qualification, downgrade or withdrawal of any of the then current ratings assigned to the Certificates, and (ii) the written agreement of the successor Special Servicer to be bound by the terms and conditions of the Pooling and Servicing Agreement. Subject to the foregoing, any Certificateholder or affiliate thereof may be appointed as Special Servicer. See "Description of Certificates--Voting Rights" herein.

    The Special Servicer will be responsible for servicing and administering any Mortgage Loan as to which (a) any Monthly Payment shall be delinquent 45 or more days (or, in the case of a Balloon Payment, if the Master Servicer determines that the related borrower has obtained a binding commitment to refinance, such longer period of delinquency (not to exceed 120 days) within which such refinancing is expected to occur); (b) the Master Servicer shall have determined that a default in making a Monthly Payment is likely to occur within 30 days and is likely to remain unremedied for at least 60 days (or, in the case of a Balloon Payment, if the Master Servicer determines, among other things, that the related borrower has obtained a binding commitment to refinance, such longer period of delinquency (not to exceed 120 days) within which such refinancing is expected to occur); (c) there shall have occurred a default (other than as described in clause (a) above) that materially impairs the value of the Mortgaged Property as security for the Mortgage Loan or otherwise materially adversely affects the interests of Certificateholders and that continues unremedied for the applicable grace period under the terms of the Mortgage Loan (or, if no grace period is specified, for 30 days); (d) a decree or order under any bankruptcy, insolvency or similar law shall have been entered against the related borrower and such decree or order shall have remained in force, undischarged or unstayed for a period of 60 days; (e) the related borrower shall consent to the appointment of a conservator or receiver or liquidator in any insolvency or similar proceedings of or relating to such related borrower or of or relating to all or substantially all of its property;
(f) the related borrower shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or
(g) the Master Servicer shall have received notice of the commencement of foreclosure or similar proceedings with respect to the related Mortgaged Property (each event described in clauses (a) through (g) above, a "Servicing Transfer Event").

    If a Servicing Transfer Event occurs with respect to any Mortgage Loan, the Master Servicer is in general required to transfer its servicing responsibilities with respect thereto to the Special Servicer. Notwithstanding such transfer, the Master Servicer will continue to receive payments on such Mortgage Loan (including amounts collected by the Special Servicer), to make certain calculations with respect to such Mortgage Loan, and to make remittances (including, if necessary, P&I Advances) and prepare certain reports to the Trustee with respect to such Mortgage Loan. If title to the related Mortgaged Property is acquired by the Trust Fund (upon acquisition, an "REO Property"), whether through foreclosure, deed in lieu of foreclosure or otherwise, the Special Servicer will continue to be responsible for the operation and management thereof. Mortgage Loans serviced by the Special Servicer are referred to herein as "Specially Serviced Mortgage Loans" and, together with any REO Properties, constitute "Specially Serviced Trust Fund Assets." The Master Servicer will have no responsibility for the Special Servicer's performance of its duties under the Pooling and Servicing Agreement.

    A Mortgage Loan will cease to be a Specially Serviced Mortgage Loan (and will become a "Corrected Mortgage Loan" as to which the Master Servicer will re-assume servicing responsibilities):

        (w) with respect to the circumstances described in clause (a) of the second preceding paragraph, when the related borrower has made three consecutive full and timely Monthly Payments under the terms of such Mortgage Loan (as such terms may be changed or modified in connection with a bankruptcy or similar proceeding involving the related borrower or by reason of a modification, waiver or amendment granted or agreed to by the Special Servicer);

        (x) with respect to any of the circumstances described in clauses (b),
    (d), (e) and (f) of the second preceding paragraph, when such circumstances cease to exist in the good faith, reasonable judgment of the Special Servicer, but, with respect to any bankruptcy or insolvency proceedings described in clauses (d), (e) and (f), no later than the entry of an order or decree dismissing such proceeding;

        (y) with respect to the circumstances described in clause (c) of the second preceding paragraph, when such default is cured; and

        (z) with respect to the circumstances described in clause (g) of the second preceding paragraph, when such proceedings are terminated;

so long as at that time no other circumstance identified in such clauses (a) through (g) then exists.

SERVICING AND OTHER COMPENSATION AND PAYMENT OF EXPENSES

    The principal compensation to be paid to the Master Servicer in respect of its servicing activities will be the Master Servicing Fee. The "Master Servicing Fee" will be payable monthly on a loan-by-loan basis from amounts received in respect of interest on each Mortgage Loan (including each Specially Serviced Mortgage Loan and each REO Mortgage Loan), will be calculated on the basis of a 360-day year consisting of twelve 30-day months, will accrue at the related Master Servicing Fee Rate and will be computed on the basis of the same principal amount respecting which any related interest payment due on the Mortgage Loan is computed. The "Master Servicing Fee Rate" will be a per annum rate ranging from 0.0400% to 0.1700%. As of the Cut-off Date the weighted average Master Servicing Fee Rate is 0.09009% per annum.

    If a borrower voluntarily prepays a Mortgage Loan on a date that is prior to its Due Date in any Collection Period, the amount of interest (net of related Master Servicing Fees, Additional Servicing Fees (as defined herein) and, if applicable, Additional Interest), that accrues on the Mortgage Loan during such Collection Period will be less (such shortfall, a "Prepayment Interest Shortfall") than the amount of interest (net of related Master Servicing Fees, the Additional Servicing Fees and, if applicable, Additional Interest, and without regard to any Prepayment Premium or Yield Maintenance Charge actually collected) that would have accrued on the Mortgage Loan through its Due Date. If such a principal prepayment occurs during any Collection Period after the Due Date for such Mortgage Loan in such Collection Period, the amount of interest (net of related Master Servicing Fees, Additional Servicing Fees and, if applicable, Additional Interest) that accrues and is collected on the Mortgage Loans during such Collection Period will exceed (such excess, a "Prepayment Interest Excess") the amount of interest (net of related Master Servicing Fees, Additional Servicing Fees and, if applicable, Additional Interest and without regard to any Prepayment Premium or Yield Maintenance Charge actually collected) that would have been collected on the Mortgage Loan during such Collection Period if the borrower had not prepaid. Any Prepayment Interest Excesses collected will be paid to the Master Servicer as additional servicing compensation. However, with respect to each Distribution Date, the Master Servicer will be required to deposit into the Certificate Account (such deposit, a "Compensating Interest Payment"), without any right of reimbursement therefor, an amount equal to the lesser of (i) its servicing compensation for the related Collection Period, including any Prepayment Interest Excesses received during such Collection Period, and (ii) the aggregate of any Prepayment Interest Shortfalls experienced during the related Collection Period. Compensating Interest Payments will not cover shortfalls in Mortgage Loan interest accruals that result from any liquidation of a defaulted Mortgage Loan, or of any REO Property acquired in respect thereof, that occurs during a Collection Period prior to the related Due Date therein.

    The principal compensation to be paid to the Special Servicer in respect of its special servicing activities will be the Special Servicing Fee (together with the Master Servicing Fee and the Additional Servicing Fee, the "Servicing Fees") and, under the circumstances described herein, Principal Recovery Fees. The "Special Servicing Fee" will be calculated on the basis of a 360-day year consisting of twelve 30-day months, will accrue at a rate (the "Special Servicing Fee Rate") equal to 0.25% per annum and will be computed on the basis of the same principal amount respecting which any related interest payment on the related Specially Serviced Mortgage Loan or REO Mortgage Loan, as the case may be, is computed. However, earned Special Servicing Fees will be payable out of general collections on the Mortgage Loans then on deposit in the Certificate Account. The Special Servicing Fee with respect to any Specially Serviced Mortgage Loan (or REO Mortgage Loan) will cease to accrue if such loan (or the related real property) is liquidated or if such loan becomes a Corrected Mortgage Loan. The Special Servicer will be entitled to a "Principal Recovery Fee" with respect to each Specially Serviced Trust Fund Asset and Corrected

Mortgage Loan, which Principal Recovery Fee generally will be in an amount equal to 0.25% of all amounts received in respect thereof and allocable as a recovery of principal. However, no Principal Recovery Fee will be payable in connection with, or out of Liquidation Proceeds (as defined in the Prospectus) resulting from, the purchase of any Specially Serviced Trust Fund Asset or Corrected Mortgage Loan (i) by a Mortgage Loan Seller (as described herein under "Description of the Mortgage Pool--Assignment of the Mortgage Loans; Repurchases" and "--Representations and Warranties; Repurchases,") (ii) by the Master Servicer, the Special Servicer, the Depositor, Lehman Brothers Inc. or the Majority Subordinate Certificateholder as described herein under "Description of the Certificates-- Termination" or (iii) in certain other limited circumstances.

    The Special Servicer, in addition to its duties with respect to the Specially Serviced Mortgage Loans, will be responsible for (i) conducting (or retaining a third party to conduct) inspections of each Mortgaged Property and
(ii) collecting and making certain calculations based on annual and quarterly operating statements and rent rolls with respect to each Mortgaged Property. The Special Servicer will be entitled to a monthly fee (the "Additional Servicing Fee") for performing the duties set forth in clauses (i) and (ii) above payable monthly on a loan-by-loan basis from amounts received in respect of interest on each Mortgage Loan (including each Specially Serviced Mortgage Loan and each REO Mortgage Loan), which monthly fee will be calculated on the basis of a 360-day year consisting of twelve 30-day months, will accrue at a per annum rate of 0.005% (the "Additional Servicing Fee Rate") and will be computed on the basis of the same principal amount respecting which any related interest payment due on the related Mortgage Loan is computed. The Special Servicer will be entitled to any loan service charges, statement charges or other charges earned by it.

    As additional servicing compensation, the Master Servicer or the Special Servicer will be entitled to retain all assumption and modification fees, late charges, penalty interest and Prepayment Interest Excesses collected from borrowers on Mortgage Loans. In addition, each of the Master Servicer and the Special Servicer is authorized to invest or direct the investment of funds held in those accounts maintained by it that relate to the Mortgage Loans or REO Properties, as the case may be, in certain short-term United States government securities and other permitted investment grade obligations, and the Master Servicer and the Special Servicer each will be entitled to retain any interest or other income earned on such funds held in those accounts maintained by it, but shall be required to cover any losses on investments of funds held in those accounts maintained by it, from its own funds without any right to reimbursement.

    Each of the Master Servicer and Special Servicer will, in general, be required to pay all ordinary expenses incurred by it in connection with its servicing activities under the Pooling and Servicing Agreement, including the fees of any sub-servicers retained by it, and will not be entitled to reimbursement therefor except as expressly provided in the Pooling and Servicing Agreement. However, each of the Master Servicer and Special Servicer will be permitted to pay certain of such expenses (including certain expenses incurred as a result of a Mortgage Loan default) directly out of the Certificate Account and at times without regard to the relationship between the expense and the funds from which it is being paid. See "Description of the Certificates--Distributions" herein and "Description of the Pooling Agreements-- Certificate Account" and "--Servicing Compensation and Payment of Expenses" in the Prospectus.

    As and to the extent described herein under "Description of the Certificates--P&I Advances," the Master Servicer, the Special Servicer and the Trustee will be each entitled to receive interest, at the Reimbursement Rate, on any reimbursable servicing expenses incurred by it. Such interest will compound annually and will be paid, contemporaneously with the reimbursement of the related servicing expense, from general collections on the Mortgage Loans then on deposit in the Certificate Account.

MODIFICATIONS, WAIVERS AND AMENDMENTS

    The Pooling and Servicing Agreement will permit the Special Servicer to modify, waive or amend any term of any Mortgage Loan if (a) it determines, in accordance with the servicing standard described under

"--General" above, that it is appropriate to do so and (b) except as described in the following paragraph, such modification, waiver or amendment, will not (i) affect the amount or timing of any scheduled payments of principal, interest or other amount (including Prepayment Premiums and Yield Maintenance Charges) payable under the Mortgage Loan, (ii) affect the obligation of the related borrower to pay a Prepayment Premium or Yield Maintenance Charge or permit a principal prepayment during the applicable Lockout Period, (iii) except as expressly provided by the related Mortgage or in connection with a material adverse environmental condition at the related Mortgaged Property, result in a release of the lien of the related Mortgage on any material portion of such Mortgaged Property without a corresponding principal prepayment or (iv) in the judgment of the Special Servicer, materially impair the security for the Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon.

    Notwithstanding clause (b) of the preceding paragraph, the Special Servicer may (i) reduce the amounts owing under any Specially Serviced Mortgage Loan by forgiving principal, accrued interest and/or any Prepayment Premium or Yield Maintenance Charge, (ii) reduce the amount of the Monthly Payment on any Specially Serviced Mortgage Loan, including by way of a reduction in the related Mortgage Rate, (iii) forbear in the enforcement of any right granted under any Mortgage Note or Mortgage relating to a Specially Serviced Mortgage Loan, (iv) extend the maturity date of any Mortgage Loan, and/or (v) accept a principal prepayment during any Lockout Period; provided that (x) the related borrower is in default with respect to the Specially Serviced Mortgage Loan or, in the judgment of the Special Servicer, such default is reasonably foreseeable, (y) in the sole, good faith judgment of the Special Servicer, such modification, waiver or amendment would increase the recovery to Certificateholders on a net present value basis and (z) such modification, waiver or amendment does not result in a tax being imposed on the Trust Fund or cause any REMIC created pursuant to the Pooling and Servicing Agreement to fail to qualify as a REMIC at any time the Certificates are outstanding. In no event, however, will the Special Servicer be permitted to (i) extend the maturity date of a Mortgage Loan beyond a date that is two years prior to the Rated Final Distribution Date, (ii) extend the maturity date of any Mortgage Loan which has a Mortgage Rate below the then prevailing interest rate for comparable loans, as determined by the Special Servicer, unless such Mortgage Loan is a Balloon Loan that has failed to make the Balloon Payment at its scheduled maturity and such Balloon Loan is not a Specially Serviced Mortgage Loan (other than by reason of failure to make the Balloon Payment) and has not been delinquent in the preceding 12 months (other than with respect to the Balloon Payment), in which case the Special Servicer may make up to three one-year extensions at the existing Mortgage Rate for such Mortgage Loan (such limitation of extensions made at a below market rate shall not limit the ability of the Special Servicer to extend the maturity date of any Mortgage Loan at an interest rate at or in excess of the prevailing rate for comparable loans at the time of such modification), (iii) if the Mortgage Loan is secured by a ground lease (and not by the corresponding fee simple interest), extend the maturity date of such Mortgage Loan beyond a date which is 10 years prior to the expiration of the term of such ground lease, (iv) reduce the Mortgage Rate to a rate below the then prevailing interest rate for comparable loans, as determined by the Special Servicer or (v) defer interest due on any Mortgage Loan in excess of 10% of the Stated Principal Balance of such Mortgage Loan or defer the collection of interest on any Mortgage Loan without accruing interest on such deferred interest at a rate at least equal to the Mortgage Rate of such Mortgage Loan.

    The Special Servicer will be required to notify the Trustee and the Master Servicer of any modification, waiver or amendment of any term of any Mortgage Loan, and to deliver to the Trustee or the related Custodian, for deposit in the related Mortgage File, an original counterpart of the agreement related to such modification, waiver or amendment, promptly (and in any event within 10 business days) following the execution thereof. Copies of each agreement whereby any such modification, waiver or amendment of any term of any Mortgage Loan is effected are required to be available for review during normal business hours at the offices of the Special Servicer. See "Description of the Certificates--Reports to Certificateholders; Available Information" herein.

    For any Mortgage Loan other than a Specially Serviced Mortgaged Loan and subject to the rights of the Special Servicer, the Master Servicer shall be responsible for any request by a borrower for the consent to modify, waive or amend any term with respect to (i) approving certain leasing activity and (ii) approving certain substitute property managers.

THE CONTROLLING CLASS REPRESENTATIVE

    The Controlling Class Representative will be entitled to advise the Special Servicer with respect to the following actions of the Special Servicer, and the Special Servicer will not be permitted to take any of the following actions as to which the Controlling Class Representative has objected in writing within ten business days of being notified thereof (provided that if such written objection has not been received by the Special Servicer within such ten business day period, then the Controlling Class Representative's approval will be deemed to have been given):

        (i) any foreclosure upon or comparable conversion (which may include acquisitions of an REO Property) of the ownership of properties securing such of the Specially Serviced Mortgage Loans as come into and continue in default;

        (ii) any modification of a monetary term of a Mortgage Loan other than a modification consisting of the extension of the maturity date of a Mortgage Loan for one year or less;

       (iii) any proposed sale of a defaulted Mortgage Loan or REO Property (other than in connection with the termination of the Trust Fund as described under "Description of the Certificates-- Termination" herein);

        (iv) any determination to bring an REO Property into compliance with applicable environmental laws;

        (v) any acceptance of substitute or additional collateral for a Mortgage Loan;

        (vi) any waiver of a "due-on-sale" or "due-on-encumbrance" clause; and

       (vii) any acceptance of an assumption agreement releasing a borrower from liability under a Mortgage Loan.

    In addition, the Controlling Class Representative may direct the Special Servicer to take, or to refrain from taking, such other actions as the Controlling Class Representative may deem advisable or as to which provision is otherwise made in the Pooling and Servicing Agreement; provided that no such direction and no objection contemplated by the prior paragraph may require or cause the Special Servicer to violate any provision of the Pooling and Servicing Agreement, including the Special Servicer's obligation to act in accordance with the servicing standards described under "--General" above, or expose the Master Servicer, the Special Servicer, the Trust Fund or the Trustee to liability, or materially expand the scope of the Special Servicer's responsibilities under the Pooling and Servicing Agreement or cause the Special Servicer to act or fail to act in a manner which, in the reasonable judgment of the Special Servicer, is not in the best interests of the Certificateholders.

LIMITATION ON LIABILITY OF CONTROLLING CLASS REPRESENTATIVE

    The Controlling Class Representative will have no liability to the Certificateholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to the Pooling and Servicing Agreement, or for errors in judgment; provided, however, that the Controlling Class Representative will not be protected against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations or duties. By its acceptance of a Certificate, each Certificateholder confirms its understanding that the Controlling Class Representative may take actions that favor the interests of one or more Classes of the Certificates over other Classes of the Certificates, and that the Controlling Class Representative may have special relationships and interests that conflict with those of holders of some Classes of the Certificates; and, absent willful misfeasance, bad faith or negligence on the part of the Controlling Class Representative, each Certificateholder agrees to take no action against the Controlling Class Representative or any of its officers, directors, employees, principals or agents as a result of such a special relationship or conflict.

REO PROPERTIES; SALE OF MORTGAGE LOANS

    If title to any Mortgaged Property is acquired by the Trustee on behalf of the Certificateholders pursuant to foreclosure proceedings instituted by the Special Servicer or otherwise, the Special Servicer, on behalf of such holders, will be required to sell the Mortgaged Property by the end of the third calendar year following the year of acquisition, unless (i) the Internal Revenue Service grants an extension of time to sell such property (an "REO Extension") or (ii) it obtains an opinion of counsel generally to the effect that the holding of the property for more than three years after the end of the calendar year in which it was acquired will not result in the imposition of a tax on the Trust Fund or cause any REMIC created pursuant to the Pooling and Servicing Agreement to fail to qualify as a REMIC under the Code. Subject to the foregoing, the Special Servicer will generally be required to solicit bids for any Mortgaged Property so acquired in such a manner as will be reasonably likely to realize a fair price for such property. The Special Servicer may retain an independent contractor to operate and manage any REO Property; however, the retention of an independent contractor will not relieve the Special Servicer of its obligations with respect to such REO Property.

    In general, the Special Servicer or an independent contractor employed by the Special Servicer at the expense of the Trust Fund will be obligated to operate and manage any Mortgaged Property acquired as REO Property in a manner that (i) maintains its status as "foreclosure property", under the REMIC Provisions and (ii) would, to the extent commercially feasible and consistent with the forgoing clause (i), maximize the Trust Fund's net after-tax proceeds from such property. After the Special Servicer reviews the operation of such property and consults with the Trustee to determine the Trust Fund's federal income tax reporting position with respect to the income it is anticipated that the Trust Fund would derive from such property, the Special Servicer could determine (particularly in the case of an REO Property that is a hospitality or residential health care facility) that it would not be commercially feasible to manage and operate such property in a manner that would avoid the imposition of a tax on "net income from foreclosure property," within the meaning of Section 857(b)(4)(B) of the Code, or a tax on "prohibited transactions" under Section 860F of the Code (either such tax referred to herein as an "REO Tax"). To the extent that income the Trust Fund receives from an REO Property is subject to a tax on (i) "net income from foreclosure property," such income would be subject to federal tax at the highest marginal corporate tax rate (currently 35%), or (ii) "prohibited transactions," such income would be subject to federal tax at a 100% rate. The determination as to whether income from an REO Property would be subject to an REO Tax will depend on the specific facts and circumstances relating to the management and operation of each REO Property. Generally, income from an REO Property that is directly operated by the Special Servicer would be apportioned and classified as "service" or "non-service" income. The "service" portion of such income could be subject to federal tax either at the highest marginal corporate tax rate or at the 100% rate on "prohibited transactions," and the "non-service" portion of such income could be subject to federal tax at the highest marginal corporate tax rate or, although it appears unlikely, at the 100% rate applicable to "prohibited transactions." Any REO Tax imposed on the Trust Fund's income from an REO Property would reduce the amount available for distribution to Certificateholders. Certificateholders are advised to consult their tax advisors regarding the possible imposition of REO Taxes in connection with the operation of commercial REO Properties by REMICs. See "Material Federal Income Tax Consequences" herein and "Material Federal Income Tax Consequences--REMICs" in the Prospectus.

    In certain circumstances the Special Servicer may offer to sell any defaulted Mortgage Loan if the Special Servicer determines, consistent with the Servicing Standard, that such sale would be in the best economic interest of the Trust Fund. In connection with such a sale, the Special Servicer is not obligated to accept the highest bid if the Special Servicer determines, in accordance with the Servicing Standard, that rejection of the highest bid would be in the best interest of the Certificateholders.

INSPECTIONS; COLLECTION OF OPERATING INFORMATION

    The Special Servicer will be required to perform or cause to be performed a physical inspection of a Mortgaged Property as soon as practicable after the related Mortgage Loan becomes a Specially Serviced Mortgage Loan. In addition, the Master Servicer will be required to inspect or cause to be inspected each other Mortgaged Property at least once per calendar year. The Special Servicer and the Master Servicer each will be required to prepare a written report of each such inspection performed by it that describes the condition of the Mortgaged Property and that specifies the existence with respect thereto of any sale, transfer or abandonment or any material change in its condition or value.

    The Special Servicer is also required to use reasonable efforts to collect from the related borrower and review the quarterly and annual operating statements of each Mortgaged Property and to cause annual operating statements to be prepared for each REO Property. Each of the Mortgages requires the related borrower to deliver an annual property operating statement. However, there can be no assurance that any operating statements required to be delivered will in fact be delivered, nor is the Special Servicer likely to have any practical means of compelling such delivery in the case of an otherwise performing Mortgage Loan.

    Copies of the inspection reports and operating statements referred to above are required to be available for review by Certificateholders during normal business hours at the offices of the Special Servicer. See "Description of the Certificates--Reports to Certificateholders; Available Information" herein.

                        DESCRIPTION OF THE CERTIFICATES

GENERAL

    The First Union-Lehman Brothers-Bank of America Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 1998-C2 (the "Certificates") will be issued pursuant to a Pooling and Servicing Agreement, to be dated as of May 1, 1998, among the Depositor, the Master Servicer, the Special Servicer, and the Trustee (the "Pooling and Servicing Agreement"). The Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of: (i) the Mortgage Loans and all payments and other collections in respect of the Mortgage Loans received or applicable to periods after the Cut-off Date (exclusive of payments of principal and interest due, and principal prepayments received, on or before the Cut-off Date); (ii) any REO Property acquired on behalf of the Trust Fund; (iii) such funds or assets as from time to time are deposited in the Certificate Account (see "Description of the Pooling Agreements--Certificate Account" in the Prospectus); and (iv) certain rights of the Depositor under the Mortgage Loan Purchase Agreements relating to Mortgage Loan document delivery requirements and the representations and warranties of the Mortgage Loan Sellers regarding the Mortgage Loans.

    The Certificates will consist of the following classes (each, a "Class") to be designated as: (i) the Class A-1 Certificates and the Class A-2 Certificates (together, the "Class A Certificates"); (ii) the Class B Certificates, the Class C Certificates, the Class D Certificates, the Class E Certificates, the Class F Certificates, the Class G Certificates, the Class H Certificates, the Class J Certificates, the Class K Certificates, Class L Certificates, the Class M Certificates and Class N Certificates (collectively with the Class A Certificates, the "Sequential Pay Certificates"); (iii) the Class IO Certificates (collectively with the Sequential Pay Certificates, the "REMIC Regular Certificates"); and (iv) one or more classes of residual certificates (collectively, the "REMIC Residual Certificates").

    Only the Class A-1, Class A-2, Class IO, Class B, Class C, Class D and Class E Certificates (collectively, the "Offered Certificates") are offered hereby. The Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N and the REMIC Residual Certificates (collectively, the "Private Certificates") have not been registered under the Securities Act, and are not offered hereby. Accordingly, information herein regarding the terms of the Private Certificates is provided solely because of its potential relevance to a prospective purchaser of an Offered Certificate.

REGISTRATION AND DENOMINATIONS

    The Offered Certificates will be issued in book-entry format through the facilities of The Depository Trust Company ("DTC"). Each Class of Offered Certificates will be issued in denominations of not less than $10,000 actual principal amount (or $100,000 notional amount with respect to the Class IO Certificates), and in integral multiples of $1 in excess thereof.

    Each Class of Offered Certificates will initially be represented by one or more global Certificates registered in the name of the nominee of DTC. The Depositor has been informed by DTC that DTC's nominee will be Cede & Co. No beneficial owner of an Offered Certificate (each, a "Certificate Owner") will be entitled to receive a fully registered, certificated form of such Certificate (a "Definitive Offered Certificate"), except under the limited circumstances described in the Prospectus under "Description of the Certificates--Book-Entry Registration and Definitive Certificates." Unless and until Definitive Offered Certificates are issued in respect of a Class of Offered Certificates, beneficial ownership interests in such Class will be recorded and transferred on the book-entry records of DTC and its participating organizations (the "Participants"), and all references to actions by holders of a Class of Offered Certificates will refer to actions taken by DTC upon instructions received from the related Certificate Owners through the Participants in accordance with DTC procedures, and all references herein to payments, notices, reports and statements to the holders of a Class of Offered Certificates will refer to payments, notices, reports and statements to DTC or Cede & Co., as the registered holder thereof, for distribution to the related Certificate Owners through the Participants in accordance with DTC procedures. The form of such payments and transfers may result in certain delays in receipt of payments by an investor and may restrict an investor's ability to pledge its securities. None of the Depositor, the Master Servicer, the Special Servicer, the Trustee or any of their respective affiliates will have any liability for any actions taken by DTC or its nominee, including, without limitation, actions for any aspect of the records relating to or payments made on account of beneficial ownership interests in Offered Certificates held by Cede & Co., as nominee for DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests. See "Description of the Certificates--Book-Entry Registration and Definitive Certificates" and "Risk Factors--Book-Entry Registration" in the Prospectus.

CERTIFICATE BALANCES AND NOTIONAL AMOUNT

    Upon initial issuance, and in each case subject to a permitted variance of plus or minus 5%, the respective Classes of Sequential Pay Certificates will have the Certificate Balances representing the approximate percentage of the Initial Pool Balance as set forth in the following table:

                                                                       INITIAL
                                                                     CERTIFICATE          PERCENT OF
CLASS OF CERTIFICATES                                                  BALANCE       INITIAL POOL BALANCE
----------------------------------------------------------------  -----------------  ---------------------
Class A-1 Certificates..........................................   $   760,000,000              22.3%
Class A-2 Certificates..........................................   $ 1,693,794,000              49.7%
Class B Certificates............................................   $   170,403,000               5.0%
Class C Certificates............................................   $   170,402,000               5.0%
Class D Certificates............................................   $   204,483,000               6.0%
Class E Certificates............................................   $    68,161,000               2.0%
Private Certificates (other than the REMIC Residual
  Certificates).................................................   $   340,805,239              10.0%

    The "Certificate Balance" of any Class of Sequential Pay Certificates outstanding at any time represents the maximum amount that the holders thereof are entitled to receive as distributions allocable to principal from the cash flow on the Mortgage Loans and the other assets in the Trust Fund. The Certificate Balance of each Class of Sequential Pay Certificates will be reduced on each Distribution Date by any distributions of principal actually made on such Class of Certificates on such Distribution Date, and further by any Realized Losses and Additional Trust Fund Expenses actually allocated to such Class of Certificates on such Distribution Date.

    The Class IO Certificates will not have a Certificate Balance, but will represent the right to receive distributions of interest in an amount equal to the aggregate interest accrued on the notional amount of each of the Class IO Components, as described herein. The Class IO Certificates will have fourteen separate components (each a "Class IO Component"), each corresponding to a different Class of Sequential Pay Certificates. Each such Class IO Component will have the same letter and/or numerical designation as its related Class of Sequential Pay Certificates. The notional amount of each such Class IO Component will equal the Certificate Balance of the corresponding Class of Sequential Pay Certificates outstanding from time to time. On the Closing Date, the aggregate of the notional amounts of all the Class IO Components will equal approximately $3,408,048,239, which amount will equal the Initial Pool Balance. References herein to the "notional amount" of the Class IO Certificates shall mean the aggregate of the notional amounts of the Class IO Components.

    The REMIC Residual Certificates will not have Certificate Balances or notional amounts, but will represent the right to receive on each Distribution Date any portion of the Available Distribution Amount (as defined below) for such date that remains after the required distributions have been made on all the REMIC Regular Certificates.

PASS-THROUGH RATES

    The Pass-Through Rate applicable to each Class of REMIC Regular Certificates (other than the Class IO, Class G and Class H Certificates) for each Distribution will equal the respective rate per annum set forth with respect to such Class in the table at the beginning of the Summary. The Pass-Through Rates applicable to the Class G and Class H Certificates for each Distribution Date will, in the case of each such Class, equal the lesser of (a) the respective rate per annum set forth in respect of such Class in the table at the beginning of the Summary and (b) the Weighted Average Net Mortgage Rate for such Distribution Date. The Pass-Through Rate applicable to each Class IO Component for any Distribution Date will equal the excess, if any, of the Weighted Average Net Mortgage Rate for such Distribution Date, over the Pass-Through Rate then applicable to the corresponding Class of Sequential Pay Certificates. The REMIC Residual Certificates will not bear interest.

    The "Weighted Average Net Mortgage Rate" for each Distribution Date is the weighted average of the Net Mortgage Rates for the Mortgage Loans as of the commencement of the related Collection Period, weighted on the basis of their respective Stated Principal Balances outstanding immediately prior to such Distribution Date. The "Net Mortgage Rate" for each Mortgage Loan will generally equal (x) the Mortgage Rate in effect for such Mortgage Loan as of the Cut-off Date, minus (y) the applicable Administrative Cost Rate for such Mortgage Loan. Notwithstanding the foregoing, if any Mortgage Loan does not accrue interest on the basis of a 360-day year consisting of twelve 30-day months (which is the basis on which interest accrues in respect of the REMIC Regular Certificates), then, for purposes of calculating the Weighted Average Net Mortgage Rate for each Distribution Date, the Mortgage Rate of such Mortgage Loan in effect during any calendar month will be deemed to be the annualized rate at which interest would have to accrue in respect of such loan on a 30/360 basis in order to derive the aggregate amount of interest (other than Additional Interest and default interest) actually accrued in respect of such loan during such calendar month; provided, however, that, with respect to each Interest Reserve Loan (as defined herein), (i) the Mortgage Rate in effect during (a) December of each year that does not immediately precede a leap year and (b) January of in each year, will be determined net of the applicable Interest Reserve Amounts and (ii) the Mortgage Rate in effect during February of each year will be determined after taking into account the addition of the applicable Interest Reserve Amounts. The "Stated Principal Balance" of each Mortgage Loan outstanding at any time will generally be an amount equal to the Cut-off Date Balance thereof, reduced on each Distribution Date (to not less than zero) by (i) any payments or other collections (or advances in lieu thereof) of principal of such Mortgage Loan that are due or received, as the case may be, during the related Collection Period and are distributed on the Certificates on such Distribution Date and
(ii) the principal portion of any Realized Loss incurred in respect of such Mortgage Loan during the related Collection Period. Notwithstanding the foregoing, if any Mortgage Loan is paid in full, liquidated or otherwise removed from the Trust Fund, commencing as of the first Distribution Date following the Collection Period during which such event occurred, the Stated Principal Balance of such Mortgage Loan will be zero.

    The "Collection Period" for each Distribution Date will be the period that begins immediately following the Determination Date in the month preceding the month in which such Distribution Date occurs (or, in the case of the initial Distribution Date, immediately following the Cut-off Date) and ends on and includes the Determination Date in the same month as such Distribution Date. The "Determination Date" will be the 10th day of each month (or, if not a business day, the next preceding business day).

DISTRIBUTIONS

    GENERAL. Distributions on the Certificates will be made by the Trustee, to the extent of available funds, on the 18th day of each month or, if any such 18th day is not a business day, then on the next succeeding business day with the same force and effect and no additional interest shall accrue, commencing June 18, 1998 (each, a "Distribution Date"). Except as described below, all such distributions will be made to the persons in whose names the Certificates are registered (the "Certificateholders") at the close of business on the last business day of the month preceding the month in which the related Distribution Date occurs and shall be made by wire transfer of immediately available funds, if such Certificateholder shall have provided wiring instructions no less than five business days prior to such record date, or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate register. The final distribution on any Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to such Certificate) will be made only upon presentation and surrender of such Certificate at the location that will be specified in a notice of the pendency of such final distribution. All distributions made with respect to a Class of Certificates will be allocated PRO RATA among the outstanding Certificates of such Class based on their respective percentage interests in such Class.

    THE AVAILABLE DISTRIBUTION AMOUNT. The aggregate amount available for distributions of interest and principal to Certificateholders on each Distribution Date (the "Available Distribution Amount") will, in general, equal the sum of the following amounts:

        (a) the total amount of all cash received on or in respect of the Mortgage Loans and any REO Properties by the Master Servicer as of the close of business on the related Determination Date and not previously distributed with respect to the Certificates or applied for any other permitted purpose, exclusive of any portion thereof that represents one or more of the following:

           (i) any Monthly Payments collected but due on a Due Date after the related Collection Period;

           (ii) any Prepayment Premiums and Yield Maintenance Charges;

           (iii) all amounts in the Certificate Account that are payable or reimbursable to any person other than the Certificateholders, including any Servicing Fees and Trustee Fees;

           (iv) any Additional Interest on the ARD Loans; and

           (v) if such Distribution Date occurs during February of any year or during January of any year that is not a leap year, the Interest Reserve Amounts with respect to the Interest Reserve Loans to be deposited in the Interest Reserve Account and held for future distribution;

        (b) all P&I Advances made by the Master Servicer with respect to such Distribution Date;

        (c) any Compensating Interest Payment made by the Master Servicer to cover the aggregate of any Prepayment Interest Shortfalls experienced during the related Collection Period; and

        (d) if such Distribution Date occurs during March of any year, the aggregate of the Interest Reserve Amounts then on deposit in the Interest Reserve Account in respect of each Interest Reserve Loan.

    See "Servicing of the Mortgage Loans--Servicing and Other Compensation and Payment of Expenses" herein, "--P&I Advances" below and "Description of the Pooling Agreements--Certificate Account" in the Prospectus.

    Any Prepayment Premiums, Yield Maintenance Charges and Additional Interest actually collected will be distributed separately from the Available Distribution Amount. See "--Distributions--Allocation of Prepayment Premiums and Yield Maintenance Charges" and "--Distributions--Distributions of Additional Interest" herein.

    INTEREST RESERVE ACCOUNT. The Trustee will establish and maintain an "Interest Reserve Account" in the name of the Trustee for the benefit of the holders of the Certificates. With respect to each Distribution Date ocurring in February and each Distribution Date occurring in any January which occurs in a year that is not a leap year, there will be deposited, in respect of each Mortgage Loan bearing interest computed on an actual/360 basis and having a Mortgage Rate (less the Administrative Cost Rate) less than 7.50% per annum (the "Interest Reserve Loans"), an amount equal to one day's interest at the related Mortgage Rate (less the Administrative Cost Rate) on its Stated Principal Balance, as of the Due Date in the month in which such Distribution Date occurs, to the extent a Monthly Payment or P&I Advance is timely made in respect thereof for such Due Date (all amounts so deposited in any consecutive January (if applicable) and February in respect of each Interest Reserve Loan, the "Interest Reserve Amount"). With respect to each Distribution Date occurring in March, an amount is required to be withdrawn from the Interest Reserve Account in respect of each Interest Reserve Loan equal to the related Interest Reserve Amounts from the preceding January (if applicable) and February, if any, and such withdrawn amount is to be included as part of the Available Distribution Amount for such Distribution Date.

    APPLICATION OF THE AVAILABLE DISTRIBUTION AMOUNT. On each Distribution Date, the Trustee will (except as otherwise described under "--Termination" below) apply amounts on deposit in the Certificate Account, to the extent of the Available Distribution Amount, in the following order of priority:

        (1) to distributions of interest to the holders of the Class A-1, Class A-2 and Class IO Certificates (in each case, so long as any such Class remains outstanding), PRO RATA, in accordance with the respective amounts of Distributable Certificate Interest (as defined herein) in respect of such Classes of Certificates on such Distribution Date, in an amount equal to all Distributable Certificate Interest in respect of each such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

        (2) to distributions of principal to the holders of the Class A-1 Certificates in an amount (not to exceed the then outstanding Certificate Balance of the Class A-1 Certificates) equal to the Principal Distribution Amount (as defined herein) for such Distribution Date;

        (3) after the Class A-1 Certificates have been retired, to distributions of principal to the holders of the Class A-2 Certificates in an amount (not to exceed the then outstanding Certificate Balance of the Class A-2 Certificates) equal to the Principal Distribution Amount for such Distribution Date, less any portion thereof distributed in respect of the Class A-1 Certificates;

        (4) to distributions to the holders of the Class A-1 and Class A-2 Certificates, PRO RATA, in accordance with the respective amounts of Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to such Classes of Certificates and for which no reimbursement has previously been received, to reimburse such holders for all such Realized Losses and Additional Trust Fund Expenses, if any;

        (5) to distributions of interest to the holders of the Class B Certificates in an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

        (6) after the Class A-1 and Class A-2 Certificates have been retired, to distributions of principal to the holders of the Class B Certificates in an amount (not to exceed the then outstanding Certificate Balance of the Class B Certificates) equal to the Principal Distribution Amount for such Distribution Date, less any portion thereof distributed in respect of the Class A-1 and/or Class A-2 Certificates on such Distribution Date;

        (7) to distributions to the holders of the Class B Certificates to reimburse such holders for all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to such Class of Certificates and for which no reimbursement has previously been received;

        (8) to distributions of interest to the holders of the Class C Certificates in an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

        (9) after the Class A-1, Class A-2 and Class B Certificates have been retired, to distributions of principal to the holders of the Class C Certificates in an amount (not to exceed the then outstanding

    Certificate Balance of the Class C Certificates) equal to the Principal Distribution Amount for such Distribution Date, less any portion thereof distributed in respect of the Class A-1, Class A-2 and/or Class B Certificates on such Distribution Date;

        (10) to distributions to the holders of the Class C Certificates to reimburse such holders for all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to such Class of Certificates and for which no reimbursement has previously been received;

        (11) to distributions of interest to the holders of the Class D Certificates in an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

        (12) after the Class A-1, Class A-2, Class B and Class C Certificates have been retired, to distributions of principal to the holders of the Class D Certificates in an amount (not to exceed the then outstanding Certificate Balance of the Class D Certificates) equal to the Principal Distribution Amount for such Distribution Date, less any portion thereof distributed in respect of the Class A-1, Class A-2, Class B and/or Class C Certificates on such Distribution Date;

        (13) to distributions to the holders of the Class D Certificates to reimburse such holders for all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to such Class of Certificates and for which no reimbursement has previously been received;

        (14) to distributions of interest to the holders of the Class E Certificates in an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

        (15) after the Class A-1, Class A-2, Class B, Class C and Class D Certificates have been retired, to distributions of principal to the holders of the Class E Certificates in an amount (not to exceed the then outstanding Certificate Balance of the Class E Certificates) equal to the Principal Distribution Amount for such Distribution Date, less any portion thereof distributed in respect of the Class A-1, Class A-2, Class B, Class C and/or Class D Certificates;

        (16) to distributions to the holders of the Class E Certificates to reimburse such holders for all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to such Class of Certificates and for which no reimbursement has previously been received;

        (17) to distributions of interest to the holders of the Class F Certificates in an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

        (18) after the Class A-1, Class A-2, Class B, Class C, Class D and Class E Certificates have been retired, to distributions of principal to the holders of the Class F Certificates in an amount (not to exceed the then outstanding Certificate Balance of the Class F Certificates) equal to the Principal Distribution Amount for such Distribution Date, less any portion thereof distributed in respect of the Class A-1, Class A-2, Class B, Class C, Class D and/or Class E Certificates;

        (19) to distributions to the holders of the Class F Certificates to reimburse such holders for all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to such Class of Certificates and for which no reimbursement has previously been received;

        (20) to distributions of interest to the holders of the Class G Certificates in an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

        (21) after the Class A-1, Class A-2, Class B, Class C, Class D, Class E and Class F Certificates have been retired, to distributions of principal to the holders of the Class G Certificates in an amount (not to exceed the then outstanding Certificate Balance of the Class G Certificates) equal to the

    Principal Distribution Amount for such Distribution Date, less any portion thereof distributed in respect of the Class A-1, Class A-2, Class B, Class C, Class D, Class E and/or Class F Certificates;

        (22) to distributions to the holders of the Class G Certificates to reimburse such holders for all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to such Class of Certificates and for which no reimbursement has previously been received;

        (23) to distributions of interest to the holders of the Class H Certificates in an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

        (24) after the Class A-1, Class A-2, Class B, Class C, Class D, Class E, Class F and Class G Certificates have been retired, to distributions of principal to the holders of the Class H Certificates in an amount (not to exceed the then outstanding Certificate Balance of the Class H Certificates) equal to the Principal Distribution Amount for such Distribution Date, less any portion thereof distributed in respect of the Class A-1, Class A-2, Class B, Class C, Class D, Class E, Class F and/or Class G Certificates;

        (25) to distributions to the holders of the Class H Certificates to reimburse such holders for all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to such Class of Certificates and for which no reimbursement has previously been received;

        (26) to distributions of interest to the holders of the Class J Certificates in an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

        (27) after the Class A-1, Class A-2, Class B, Class C, Class D, Class E, Class F, Class G and Class H Certificates have been retired, to distributions of principal to the holders of the Class J Certificates in an amount (not to exceed the then outstanding Certificate Balance of the Class J Certificates) equal to the Principal Distribution Amount for such Distribution Date, less any portion thereof distributed in respect of the Class A-1, Class A-2, Class B, Class C, Class D, Class E, Class F, Class G and/or Class H Certificates;

        (28) to distributions to the holders of the Class J Certificates to reimburse such holders for all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to such Class of Certificates and for which no reimbursement has previously been received;

        (29) to distributions of interest to the holders of the Class K Certificates in an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

        (30) after the Class A-1, Class A-2, Class B, Class C, Class D, Class E, Class F, Class G, Class H and Class J Certificates have been retired, to distributions of principal to the holders of the Class K Certificates in an amount (not to exceed the then outstanding Certificate Balance of the Class K Certificates) equal to the Principal Distribution Amount for such Distribution Date, less any portion thereof distributed in respect of the Class A-1, Class A-2, Class B, Class C, Class D, Class E, Class F, Class G, Class H and/or Class J Certificates;

        (31) to distributions to the holders of the Class K Certificates to reimburse such holders for all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to each such Class of Certificates and for which no reimbursement has previously been received;

        (32) to distributions of interest to the holders of the Class L Certificates in an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

        (33) after the Class A-1, Class A-2, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J and Class K Certificates have been retired, to distributions of principal to the holders of the Class L Certificates in an amount (not to exceed the then outstanding Certificate Balance of the Class L Certificates) equal to the Principal Distribution Amount for such Distribution Date, less any portion thereof distributed in respect of the Class A-1, Class A-2, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J and/or Class K Certificates;

        (34) to distributions to the holders of the Class L Certificates to reimburse such holders for all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to each such Class of Certificates and for which no reimbursement has previously been received;

        (35) to distributions of interest to the holders of the Class M Certificates in an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

        (36) after the Class A-1, Class A-2, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K and Class L Certificates have been retired, to distributions of principal to the holders of the Class M Certificates in an amount (not to exceed the then outstanding Certificate Balance of the Class M Certificates) equal to the Principal Distribution Amount for such Distribution Date, less any portion thereof distributed in respect of the Class A-1, Class A-2, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K and/or Class L Certificates;

        (37) to distributions to the holders of the Class M Certificates to reimburse such holders for all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to each such Class of Certificates and for which no reimbursement has previously been received;

        (38) to distributions of interest to the holders of the Class N Certificates in an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

        (39) after the Class A-1, Class A-2, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L and Class M Certificates have been retired, to distributions of principal to the holders of the Class N Certificates in an amount (not to exceed the then outstanding Certificate Balance of the Class N Certificates) equal to the Principal Distribution Amount for such Distribution Date, less any portion thereof distributed in respect of the Class A-1, Class A-2, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L and/or Class M Certificates;

        (40) to distributions to the holders of the Class N Certificates to reimburse such holders for all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to each such Class of Certificates and for which no reimbursement has previously been received; and

        (41) to distributions to the holders of the REMIC Residual Certificates in an amount equal to the balance, if any, of the Available Distribution Amount remaining after the distributions to be made on such Distribution Date as described in clauses (1) through (40) above;

provided that, on each Distribution Date, if any, after the aggregate of the Certificate Balances of the Subordinate Certificates has been reduced to zero (prior to retirement of the Class A Certificates) as a result of the allocations of Realized Losses and Additional Trust Fund Expenses, and in any event on the final Distribution Date in connection with a termination of the Trust Fund (see "Description of the Certificates--Termination" herein), the payments of principal to be made as contemplated by clauses (2) and (3) above with respect to the Class A Certificates, will be so made to the holders of the respective Classes of such Certificates, up to an amount equal to, and pro rata as between such Classes in accordance with, the respective then outstanding Certificate Balances of such Classes of Certificates, and without regard to the Principal Distribution Amount for such date.

    DISTRIBUTABLE CERTIFICATE INTEREST. The "Distributable Certificate Interest" in respect of each Class of REMIC Regular Certificates for each Distribution Date will equal the Accrued Certificate Interest in respect of such Class of Certificates for such Distribution Date, reduced (to not less than zero) by such Class's allocable share (calculated as described below) of the aggregate of any Prepayment Interest Shortfalls resulting from voluntary principal prepayments made on the Mortgage Loans during the related Collection Period that are not covered by the Master Servicer's Compensating Interest Payment for such Distribution Date (the aggregate of such Prepayment Interest Shortfalls that are not so covered, as to such Distribution Date, the "Net Aggregate Prepayment Interest Shortfall").

    The "Accrued Certificate Interest" in respect of each Class of Sequential Pay Certificates for each Distribution Date will equal one month's interest at the Pass-Through Rate applicable to such Class of Certificates for such Distribution Date accrued on the related Certificate Balance outstanding immediately prior to such Distribution Date. The "Accrued Certificate Interest" in respect of the Class IO Certificates for any Distribution Date will equal the aggregate of one month's interest at the applicable Pass-Through Rate on the notional amount of each Class IO Component outstanding immediately prior to such Distribution Date. Accrued Certificate Interest will be calculated on a 30/360 basis.

    The portion of the Net Aggregate Prepayment Interest Shortfall for any Distribution Date that is allocable to each Class of REMIC Regular Certificates will equal the product of (a) such Net Aggregate Prepayment Interest Shortfall, multiplied by (b) a fraction, the numerator of which is equal to the Accrued Certificate Interest in respect of such Class of Certificates for such Distribution Date, and the denominator of which is equal to the aggregate Accrued Certificate Interest in respect of all Classes of REMIC Regular Certificates for such Distribution Date.

    PRINCIPAL DISTRIBUTION AMOUNT. The "Principal Distribution Amount" for each Distribution Date will generally equal the aggregate of the following (without duplication):

        (a) the aggregate of the principal portions of all Scheduled Payments (other than Balloon Payments) and of any Assumed Scheduled Payments due or deemed due, on or in respect of the Mortgage Loans for their respective Due Dates occurring during the related Collection Period;

        (b) the aggregate of all principal prepayments received on the Mortgage Loans during the related Collection Period;

        (c) with respect to any Mortgage Loan as to which the related stated maturity date occurred during or prior to the related Collection Period, any payment of principal made by or on behalf of the related borrower during the related Collection Period (including any Balloon Payment), net of any portion of such payment that represents a recovery of the principal portion of any Scheduled Payment (other than a Balloon Payment) due, or the principal portion of any Assumed Scheduled Payment deemed due, in respect of such Mortgage Loan on a Due Date during or prior to the related Collection Period and not previously recovered;

        (d) the aggregate of all Liquidation Proceeds, Insurance Proceeds (each as defined in the Prospectus), condemnation awards and proceeds of Mortgage Loan repurchases and, to the extent not otherwise included in clause (a),
    (b) or (c) above, payments and other amounts that were received on or in respect of Mortgage Loans during the related Collection Period and that were identified and applied by the Master Servicer as recoveries of principal, in each case net of any portion of such amounts that represents a recovery of the principal portion of any Scheduled Payment (other than a Balloon Payment) due, or of the principal portion of any Assumed Scheduled Payment deemed due, in respect of the related Mortgage Loan on a Due Date during or prior to the related Collection Period and not previously recovered; and

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        (e) if such Distribution Date is subsequent to the initial Distribution
    Date, the excess, if any, of the Principal Distribution Amount for the immediately preceding Distribution Date, over the aggregate distributions of principal made on the Certificates on such immediately preceding Distribution Date.

    The "Scheduled Payment" due on any Mortgage Loan on any related Due Date is the amount of the Monthly Payment that is or would have been, as the case may be, due thereon on such date, without regard to any waiver, modification or amendment of such Mortgage Loan granted or agreed to by the Special Servicer or otherwise resulting from a bankruptcy or similar proceeding involving the related borrower, without regard to the accrual of Additional Interest on or the application of any Excess Cash Flow to pay principal on an ARD Loan, and with the assumption that each prior Scheduled Payment has been made in a timely manner. The "Assumed Scheduled Payment" is an amount deemed due (i) on any Balloon Loan that is delinquent in respect of its Balloon Payment beyond the first Determination Date that follows its stated maturity date and (ii) on an REO Mortgage Loan. The Assumed Scheduled Payment deemed due on any such Balloon Loan on its stated maturity date and on each successive related Due Date that it remains or is deemed to remain outstanding will equal the Scheduled Payment that would have been due thereon on such date if the related Balloon Payment had not come due but rather such Mortgage Loan had continued to amortize in accordance with such loan's amortization schedule, if any, and to accrue interest at the Mortgage Rate, in effect as of the Closing Date. The Assumed Scheduled Payment deemed due on any REO Mortgage Loan on each Due Date that the related REO Property remains part of the Trust Fund will equal the Scheduled Payment that would have been due in respect of such Mortgage Loan on such Due Date had it remained outstanding (or, if such Mortgage Loan was a Balloon Mortgage Loan and such Due Date coincides with or follows what had been its stated maturity date, the Assumed Scheduled Payment that would have been deemed due in respect of such Mortgage Loan on such Due Date had it remained outstanding).

    Distributions of the Principal Distribution Amount will constitute the only distributions of principal on the Certificates. Reimbursements of previously allocated Realized Losses and Additional Trust Fund Expenses will not constitute distributions of principal for any purpose and will not result in an additional reduction in the Certificate Balance of the Class of Certificates in respect of which any such reimbursement is made.

    TREATMENT OF REO PROPERTIES. Notwithstanding that any Mortgaged Property may be acquired as part of the Trust Fund through foreclosure, deed in lieu of foreclosure or otherwise, the related Mortgage Loan will be treated, for purposes of determining (i) distributions on the Certificates, (ii) allocations of Realized Losses and Additional Trust Fund Expenses to the Certificates, and
(iii) the amount of Trustee Fees and Servicing Fees payable under the Pooling and Servicing Agreement, as having remained outstanding until such REO Property is liquidated. In connection therewith, operating revenues and other proceeds derived from such REO Property (net of related operating costs) will be "applied" by the Master Servicer as principal, interest and other amounts that would have been "due" on such Mortgage Loan, and the Master Servicer will be required to make P&I Advances in respect of such Mortgage Loan, in all cases as if such Mortgage Loan had remained outstanding. References to "Mortgage Loan" or "Mortgage Loans" in the definitions of "Principal Distribution Amount" and "Weighted Average Net Mortgage Rate" are intended to include any Mortgage Loan as to which the related Mortgaged Property has become an REO Property (an "REO Mortgage Loan").

    ALLOCATION OF PREPAYMENT PREMIUMS AND YIELD MAINTENANCE CHARGES. In the event a borrower is required to pay any Yield Maintenance Charge or any Prepayment Premium, the amount of such payments actually collected will be distributed in respect of the Offered Certificates as set forth below. "Yield Maintenance Charges" are fees paid or payable, as the context requires, as a result of a prepayment of principal on a Mortgage Loan, which fees have been calculated (based on Scheduled Payments on such Mortgage Loan) to compensate the holder of the Mortgage for reinvestment losses based on the value of a discount rate at or near the time of prepayment. Any other fees paid or payable, as the context requires, as

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a result of a prepayment of principal on a Mortgage Loan, which are calculated based upon a specified percentage (which may decline over time) of the amount prepaid are considered "Prepayment Premiums."

    On each Distribution Date, any Prepayment Premium or Yield Maintenance Charge collected on a Mortgage Loan during the related Collection Period will be distributed as follows: The holders of each Class of Sequential Pay Certificates (other than an Excluded Class thereof) then entitled to distributions of principal on such Distribution Date will be entitled to an amount equal to the product of (a) the amount of such Prepayment Premium or Yield Maintenance Charge, multiplied by (b) a fraction (which in no event may be greater than one), the numerator of which is equal to the excess, if any, of the Pass-Through Rate of such Class of Sequential Pay Certificates, over the relevant Discount Rate (as defined below), and the denominator of which is equal to the excess, if any, of the Mortgage Rate of the prepaid Mortgage Loan, over the relevant Discount Rate, and (c) a fraction, the numerator of which is equal to the amount of principal distributable on such Class of Sequential Pay Certificates on such Distribution Date, and the denominator of which is the Principal Distribution Amount for such Distribution Date. If there is more than one Class of Sequential Pay Certificates (other than an Excluded Class thereof) entitled to distributions of principal on any particular Distribution Date on which a Prepayment Premium or Yield Maintenance Charge is distributable, the aggregate amount of such Prepayment Premium or Yield Maintenance Charge will be allocated among all such Classes up to, and on a PRO RATA basis in accordance with their respective entitlements thereto in accordance with, the foregoing sentence. The portion, if any, of the Prepayment Premium or Yield Maintenance Charge remaining after any such payments to the holders of the Sequential Pay Certificates will be distributed to the holders of the Class IO Certificates. For purposes of the foregoing, an "Excluded Class" of Sequential Pay Certificates is any Class thereof other than the Class A-1, Class A-2, Class B, Class C, Class D, Class E and Class F Certificates.

    The "Discount Rate" applicable to any Class of Offered Certificates will be equal to the yield (when compounded monthly) on the U.S. Treasury issue (primary issue) with a maturity date closest to the maturity date for the prepaid Mortgage Loan. In the event that there are two such U.S. Treasury issues (a) with the same coupon, the issue with the lower yield will be utilized, and (b) with maturity dates equally close to the maturity date for the prepaid Mortgage Loan, the issue with the earliest maturity date will be utilized.

    For an example of the foregoing allocation of Prepayment Premiums and Yield Maintenance Charges, see Annex B hereto. The Depositor makes no representation as to the enforceability of the provision of any Mortgage Note requiring the payment of a Prepayment Premium or Yield Maintenance Charge, or of the collectibility of any Prepayment Premium or Yield Maintenance Charge. See "Description of the Mortgage Pool--Certain Terms and Conditions of the Mortgage Loans-Prepayment Provisions" herein.

    DISTRIBUTIONS OF ADDITIONAL INTEREST. On each Distribution Date, 95% of any Additional Interest collected on an ARD Loan during the related Collection Period will be distributed among all the holders of the Class A-1, Class A-2, Class B, Class C, Class D, Class E and Class F Certificates, on a PRO RATA basis in accordance with the respective initial Certificate Balances of such Classes of Certificates, and the remainder of such Additional Interest will be distributed to the holders of the Class IO Certificates. There can be no assurance that any Additional Interest will be collected on the ARD Loans.

SUBORDINATION; ALLOCATION OF LOSSES AND CERTAIN EXPENSES

    The rights of holders of the Class B, Class C, Class D and Class E Certificates and each Class of the Private Certificates (collectively, the "Subordinate Certificates") to receive distributions of amounts collected or advanced on the Mortgage Loans will be subordinated, to the extent described herein, to the rights of holders of the Class A and Class IO Certificates (collectively, the "Senior Certificates") and each other such Class of Subordinate Certificates, if any, with an earlier alphabetical Class designation. This subordination is intended to enhance the likelihood of timely receipt by the holders of the Senior Certificates of the full amount of Distributable Certificate Interest payable in respect of such Classes of

Certificates on each Distribution Date, and the ultimate receipt by the holders of each Class of the Class A Certificates of principal in an amount equal to the entire related Certificate Balance. Similarly, but to decreasing degrees, this subordination is also intended to enhance the likelihood of timely receipt by the holders of the Class B, the Class C, the Class D and the Class E Certificates of the full amount of Distributable Certificate Interest payable in respect of such Classes of Certificates on each Distribution Date, and the ultimate receipt by the holders of such Certificates of, in the case of each such Class thereof, principal equal to the entire related Certificate Balance. The protection afforded to the holders of the Class E Certificates by means of the subordination of the Private Certificates, to the holders of the Class D Certificates by means of the subordination of the Class E and the Private Certificates, to the holders of the Class C Certificates by means of the subordination of the Class D, the Class E and the Private Certificates, to the holders of the Class B Certificates by means of the subordination of the Class C, the Class D, the Class E and the Private Certificates, and to the holders of the Senior Certificates by means of the subordination of the Subordinate Certificates, will be accomplished by (i) the application of the Available Distribution Amount on each Distribution Date in accordance with the order of priority described under "--Distributions--Application of the Available Distribution Amount" above and (ii) by the allocation of Realized Losses and Additional Trust Fund Expenses as described below. Until the first Distribution Date after the aggregate of the Certificate Balances of the Subordinate Certificates has been reduced to zero, the Class A-2 Certificates will receive principal payments only after the Certificate Balances of the Class A-1 Certificates have been reduced to zero. However, the Class A-1 and Class A-2 Certificates will bear shortfalls in collections and losses incurred in respect of the Mortgage Loans PRO RATA in respect of distributions of principal and then the Class A-1, Class A-2 and Class IO Certificates will bear such shortfalls PRO RATA in respect of distributions of interest. No other form of credit support will be available for the benefit of the holders of the Offered Certificates.

    On each Distribution Date, following all distributions on the Certificates to be made on such date, the aggregate of all Realized Losses and Additional Trust Fund Expenses that have been incurred since the Cut-off Date through the end of the related Collection Period and that have not previously been allocated as described below will be allocated among the respective Classes of Sequential Pay Certificates (in each case in reduction of their respective Certificate Balances) as follows, but in the aggregate only to the extent that the aggregate Certificate Balance of all Classes of Sequential Pay Certificates remaining outstanding after giving effect to the distributions on such Distribution Date exceeds the aggregate Stated Principal Balance of the Mortgage Pool that will be outstanding immediately following such Distribution Date: first, to the Class N Certificates, until the remaining Certificate Balance of such Class of Certificates is reduced to zero; second, to the Class M Certificates, until the remaining Certificate Balance of such Class of Certificates is reduced to zero; third, to the Class L Certificates, until the remaining Certificate Balance of such Class of Certificates is reduced to zero; fourth, to the Class K Certificates, until the remaining Certificate Balance of such Class of Certificates is reduced to zero; fifth, to the Class J Certificates, until the remaining Certificate Balance of such Class of Certificates is reduced to zero; sixth, to the Class H Certificates, until the remaining Certificate Balance of such Class of Certificates is reduced to zero; seventh, to the Class G Certificates, until the remaining Certificate Balance of such Class of Certificates is reduced to zero; eighth, to the Class F Certificates, until the remaining Certificate Balance of such Class of Certificates is reduced to zero; ninth, to the Class E Certificates, until the remaining Certificate Balance of such Class of Certificates is zero; tenth, to the Class D Certificates, until the remaining Certificate Balance of such Class of Certificates is reduced to zero; eleventh, to the Class C Certificates, until the remaining Certificate Balance of such Class of Certificates is reduced to zero; twelfth, to the Class B Certificates, until the remaining Certificate Balance of such Class of Certificates is reduced to zero; and, last, to the Class A-1 Certificates and the Class A-2 Certificates, PRO RATA, in proportion to their respective outstanding Certificate Balances, until the remaining Certificate Balances of such Classes of Certificates are reduced to zero.

    Any Realized Losses or Additional Trust Fund Expenses allocated in reduction of the Certificate Balance of any Class of Sequential Pay Certificates will result in a corresponding reduction in the notional amount for the Class IO Component of the Class IO Certificates that is related to such Class of Sequential Pay Certificates.

    "Realized Losses" are losses arising from the inability to collect all amounts due and owing under any defaulted Mortgage Loan, including by reason of the fraud or bankruptcy of the borrower or a casualty of any nature at the related Mortgaged Property, to the extent not covered by insurance. The Realized Loss in respect of a liquidated Mortgage Loan (or related REO Property) is an amount generally equal to the excess, if any, of (a) the outstanding principal balance of such Mortgage Loan as of the date of liquidation, together with (i) all accrued and unpaid interest thereon to but not including the Due Date in the Collection Period in which the liquidation occurred (exclusive of any related Additional Interest and default interest in excess of the Mortgage Rate) and
(ii) certain related unreimbursed servicing expenses, over (b) the aggregate amount of Liquidation Proceeds, if any, recovered in connection with such liquidation. If any portion of the debt due under a Mortgage Loan (other than Additional Interest and default interest in excess of the Mortgage Rate) is forgiven, whether in connection with a modification, waiver or amendment granted or agreed to by the Special Servicer or in connection with the bankruptcy or similar proceeding involving the related borrower, the amount so forgiven also will be treated as a Realized Loss.

    "Additional Trust Fund Expenses" include, among other things, (i) any Special Servicing Fees or Principal Recovery Fees paid to the Special Servicer,
(ii) any interest paid to the Master Servicer, the Special Servicer and/or the Trustee in respect of unreimbursed Advances, and (iii) any of certain unanticipated, non-Mortgage Loan specific expenses of the Trust Fund, including certain indemnities and reimbursements to the Trustee of the type described under "Description of the Pooling Agreements-- Certain Matters Regarding the Trustee" in the Prospectus, certain indemnities and reimbursements to the Master Servicer, the Special Servicer and the Depositor of the type described under "Description of the Pooling Agreements--Certain Matters Regarding the Master Servicer and the Depositor" in the Prospectus (the Special Servicer having the same rights to indemnity and reimbursement as described thereunder with respect to the Master Servicer), and certain federal, state and local taxes, and certain tax related expenses, payable from the assets of the Trust Fund and described under "Material Federal Income Tax Consequences--Prohibited Transactions Tax and Other Taxes" in the Prospectus and "Servicing of the Mortgage Loans--REO Properties" herein. Additional Trust Fund Expenses will reduce amounts payable to Certificateholders and, subject to the distribution priorities described above, may result in a loss on one or more Classes of Offered Certificates.

P&I ADVANCES

    On or about each Distribution Date, the Master Servicer will be obligated, subject to the recoverability determination described in the next paragraph, to make advances (each, a "P&I Advance") out of its own funds or, subject to the replacement thereof as provided in the Pooling and Servicing Agreement, from funds held in the Certificate Account that are not required to be distributed to Certificateholders (or paid to any other Person pursuant to the Pooling and Servicing Agreement) on such Distribution Date, in an amount that is generally equal to the aggregate of all Scheduled Payments (other than Balloon Payments) and any Assumed Scheduled Payments, net of related Servicing Fees and, if any, Principal Recovery Fees, due or deemed due, as the case may be, in respect of the Mortgage Loans during the related Collection Period, in each case to the extent such amount was not paid by or on behalf of the related borrower or otherwise collected as of the close of business on the related Determination Date. The Master Servicer's obligations to make P&I Advances in respect of any Mortgage Loan will continue until liquidation of such Mortgage Loan or disposition of any REO Property acquired in respect thereof. However, if the Monthly Payment on any Mortgage Loan has been reduced in connection with a bankruptcy or similar proceeding or a modification, waiver or amendment granted or agreed to by a Special Servicer, the Master Servicer will be required to advance only the amount of the reduced Monthly Payment (net of related Servicing Fees and, if any, Principal Recovery Fees) in respect of subsequent delinquencies. In addition, if it is determined that an Appraisal Reduction Amount (as defined below) exists with respect to any Required Appraisal Loan (as defined below), then, with respect to the Distribution Date immediately following the date of such determination and with respect to each subsequent Distribution Date for so long as such Appraisal Reduction Amount exists, the Master Servicer will be required in the event of subsequent delinquencies to advance in respect of such Mortgage Loan only an amount equal to the product of
(i) the amount of the P&I Advance that would otherwise be required without regard to this sentence, multiplied by (ii) a fraction, the numerator of which is equal to the Stated Principal Balance of such Mortgage Loan, net of such Appraisal Reduction Amount, and the denominator of which is equal to the Stated Principal Balance of such Mortgage Loan. Pursuant to the terms of the Pooling and Servicing Agreement, if the Master Servicer fails to make a P&I Advance required to be made, the Trustee shall then be required to make such P&I Advance, in such case, subject to the recoverability standard described below.

    The Master Servicer (or the Trustee) will be entitled to recover any P&I Advance made out of its own funds from any amounts collected in respect of the Mortgage Loan (net of related Servicing Fees with respect to collections of interest and net of related Principal Recovery Fees with respect to collections of principal) as to which such P&I Advance was made whether such amounts are collected in the form of late payments, Insurance Proceeds or Liquidation Proceeds, or any other recovery of the related Mortgage Loan or REO Property ("Related Proceeds"). Neither the Master Servicer nor the Trustee will be obligated to make any P&I Advance that it determines in accordance with the servicing standards described herein, would, if made, not be recoverable from Related Proceeds (a "Nonrecoverable P&I Advance"), and the Master Servicer (or the Trustee) will be entitled to recover, from general funds on deposit in the Certificate Account, any P&I Advance made that it later determines to be a Nonrecoverable P&I Advance. See "Description of the Certificates--Advances in Respect of Delinquencies" and "Description of the Pooling Agreements-- Certificate Account" in the Prospectus.

    In connection with the recovery by the Master Servicer or the Trustee of any P&I Advance made by it or the recovery by the Master Servicer, the Special Servicer or the Trustee of any reimbursable servicing expense incurred by it (each such P&I Advance or expense, an "Advance"), the Master Servicer, the Special Servicer or the Trustee, as applicable, will be entitled to be paid, out of any amounts then on deposit in the Certificate Account, interest compounded annually at a per annum rate (the "Reimbursement Rate") equal to the "prime rate" published in the "Money Rates" section of THE WALL STREET JOURNAL, as such "prime rate" may change from time to time, accrued on the amount of such Advance from the date made to but not including the date of reimbursement. To the extent not offset or covered by amounts otherwise payable on the Private Certificates, interest accrued on outstanding Advances will result in a reduction in amounts payable on the Offered Certificates, subject to the distribution priorities described herein.

APPRAISAL REDUCTIONS

    Upon the earliest of the date (each such date, a "Required Appraisal Date") that (1) any Mortgage Loan is sixty (60) days delinquent in respect of any Monthly Payments, (2) any REO Property is acquired on behalf of the Trust Fund in respect of any Mortgage Loan, (3) any Mortgage Loan has been modified by the Special Servicer to reduce the amount of any Monthly Payment, other than a Balloon Payment, (4) a receiver is appointed and continues in such capacity in respect of the Mortgaged Property securing any Mortgage Loan, (5) a borrower with respect to any Mortgage Loan is subject to any bankruptcy proceeding or (6) a Balloon Payment with respect to any Mortgage Loan has not been paid on its scheduled maturity date (each such Mortgage Loan, including an REO Mortgage Loan, a "Required Appraisal Loan"), the Special Servicer will be required to obtain (within 60 days of the applicable Required Appraisal Date) an appraisal of the related Mortgaged Property prepared in accordance with 12 CFR Section
225.62 and conducted in accordance with the standards of the Appraisal Institute by a Qualified Appraiser, unless such an appraisal had previously been obtained within the prior three months. A "Qualified Appraiser" is an independent appraiser, selected by the Special Servicer, that is a member in good standing of the Appraisal Institute, and that, if the state in which the subject Mortgaged Property is located certifies or licenses appraisers, is certified or licensed in such state, and in each such case, who has a minimum of five years experience in the subject property type and market. The cost of such appraisal will be advanced by the Special Servicer, subject to the Special Servicer's right to be reimbursed therefor out of Related Proceeds or, if not reimbursable therefrom, out of general funds on deposit in the Certificate Account. As a result of any such appraisal, it may be determined that an "Appraisal Reduction Amount" exists with respect to the related Required Appraisal Loan, such determination to be made upon the later of 30 days after the Required Appraisal Date if no new appraisal is required or upon receipt of a new appraisal. The Appraisal Reduction Amount for any Required Appraisal Loan will equal the excess, if any, of (a) the sum (without duplication), as of the Determination Date immediately succeeding the date on which the appraisal is obtained, of (i) the Stated Principal Balance of such Required Appraisal Loan,
(ii) to the extent not previously advanced by or on behalf of the Master Servicer or the Trustee, all unpaid interest on the Required Appraisal Loan through the most recent Due Date prior to such Determination Date at a per annum rate equal to the related Net Mortgage Rate, (iii) all accrued but unpaid Servicing Fees and any Additional Trust Fund Expenses in respect of such Required Appraisal Loan, (iv) all related unreimbursed Advances (plus accrued interest thereon) made by or on behalf of the Master Servicer, the Special Servicer or the Trustee with respect to such Required Appraisal Loan and (v) all currently due and unpaid real estate taxes and reserves owed for improvements (net of any amount escrowed therefor) and assessments, insurance premiums, and, if applicable, ground rents in respect of the related Mortgaged Property, over
(b) an amount equal to 90% of the appraised value (net of any prior liens and estimated liquidation expenses) of the related Mortgaged Property as determined by such appraisal.

REPORTS TO CERTIFICATEHOLDERS; AVAILABLE INFORMATION

    TRUSTEE REPORTS. Based solely on information provided in monthly reports prepared by the Master Servicer and the Special Servicer and delivered to the Trustee, the Trustee will be required to provide or make available either electronically or by first class mail on each Distribution Date to each Certificateholder:

        1. A statement (a "Distribution Date Statement"), substantially in the form of Annex C hereto, setting forth, among other things, for each Distribution Date: (i) the amount of the distribution to the holders of each Class of REMIC Regular Certificates in reduction of the Certificate Balance thereof; (ii) the amount of the distribution to the holders of each Class of REMIC Regular Certificates allocable to (A) Distributable Certificate Interest and (B) Additional Interest; (iii) the amount of the distribution to the holders of each Class of REMIC Regular Certificates allocable to Prepayment Premiums and Yield Maintenance Charges; (iv) the amount of the distribution to the holders of each Class of REMIC Regular Certificates in reimbursement of previously allocated Realized Losses and Additional Trust Fund Expenses; (v) the Available Distribution Amount for such Distribution Date; (vi) (A) the aggregate amount of P&I Advances made in respect of such Distribution Date and (B) the aggregate amount of servicing advances as of the close of business on the related Determination Date; (vii) the aggregate unpaid principal balance of the Mortgage Pool outstanding as of the close of business on the related Determination Date; (viii) the aggregate Stated Principal Balance of the Mortgage Pool outstanding immediately before and immediately after such Distribution Date; (ix) the number, aggregate unpaid principal balance, weighted average remaining term to maturity and weighted average Mortgage Rate of the Mortgage Loans as of the close of business on the related Determination Date; (x) the number and aggregate Stated Principal Balance (immediately after such Distribution Date) of Mortgage Loans (A) delinquent 30-59 days, (B) delinquent 60-89 days, (C) delinquent 90 days or more, and (D) as to which foreclosure proceedings have been commenced; (xi) as to each Mortgage Loan referred to in the preceding clause
    (x) above, (A) the loan number thereof, (B) the Stated Principal Balance thereof immediately following such Distribution Date and (C) a brief description of any loan modification; (xii) with respect to any Mortgage Loan as to which a liquidation event occurred during the related Collection Period (other than a payment in full), (A) the loan number thereof, (B) the aggregate of all liquidation proceeds and other amounts received in connection with such liquidation event (separately identifying the portion thereof allocable to distributions on the Certificates), and (C) the amount of any Realized Loss in connection with such liquidation event; (xiii) with respect to any REO Property included in the Trust Fund as to which the Special Servicer has determined, in accordance with accepted servicing standards, that all payments or recoveries with respect to such property have been ultimately recovered (a "Final Recovery Determination") was made during the related Collection Period, (A) the loan number of the related Mortgage Loan, (B) the aggregate of all liquidation proceeds and other amounts received in connection with such Final Recovery Determination (separately identifying the portion thereof allocable to distributions on the Certificates), and (C) the amount of any Realized Loss in respect of the related REO Property in connection with such Final Recovery Determination; (xiv) the Accrued Certificate Interest and Distributable Certificate Interest in respect of each Class of REMIC Regular Certificates for such Distribution Date; (xv) any unpaid Distributable Certificate Interest in respect of each Class of REMIC Regular Certificates after giving effect to the distributions made on such Distribution Date; (xvi) the Pass-Through Rate for each Class of REMIC Regular Certificates for such Distribution Date; (xvii) the Principal Distribution Amount for such Distribution Date (and, in the case of any principal prepayment or other unscheduled collection of principal received during the related Collection Period, the loan number for the related Mortgage Loan and the amount of such prepayment or other collection of principal); (xviii) the aggregate of all Realized Losses incurred during the related Collection Period and all Additional Trust Fund Expenses incurred during the related Collection Period; (xix) the aggregate of all Realized Losses and Additional Trust Fund Expenses that were allocated on such Distribution Date; (xx) the Certificate Balance of each Class of REMIC Regular Certificates (other than the Class IO Certificates) and the notional amount of each Class IO Component immediately before and immediately after such Distribution Date, separately identifying any reduction therein due to the allocation of Realized Losses and Additional Trust Fund Expenses on such Distribution Date; (xxi) the certificate factor for each Class of REMIC Regular Certificates immediately following such Distribution Date; (xxii) the aggregate amount of interest on P&I Advances paid to the Master Servicer or the Trustee during the related Collection Period; (xxiii) the aggregate amount of interest on servicing advances paid to the Master Servicer, the Special Servicer and the Trustee during the related Collection Period;
    (xxiv) (A) the aggregate amount of servicing fees paid to the Master Servicer and the Special Servicer during the related Collection Period;
    (xxv) the loan number for each Required Appraisal Loan and any related Appraisal Reduction Amount as of the related Determination Date; (xxvi) the original and then current credit support levels for each Class of REMIC Regular Certificates; (xxvii) the original and then current ratings for each Class of REMIC Regular Certificates; and (xxviii) the aggregate amount of Prepayment Premiums and Yield Maintenance Charges collected.

        2. A "CSSA Loan File" and a "CSSA Property File" (in electronic form and substance as provided by the Master Servicer and/or the Special Servicer) setting forth certain information with respect to the Mortgage Loans and the Mortgaged Properties, respectively.

    The Master Servicer and/or the Special Servicer is required to deliver (in electronic format acceptable to the Trustee) to the Trustee prior to each Distribution Date, and the Trustee will be required to provide or make available either electronically or by first class mail to each Certificateholder, the Depositor, the Underwriters and each Rating Agency on each Distribution Date, the following nine reports providing the required information (unless otherwise specified below) as of the Determination Date immediately preceding the preparation of each such report:

        (a) A "Delinquent Loan Status Report" containing substantially the content set forth in Annex D attached hereto, prepared by the Master Servicer setting forth, among other things, those

    Mortgage Loans that were delinquent 30-59 days, delinquent 60-89 days, delinquent 90 days or more, current but specially serviced, or in foreclosure but not REO Property.

        (b) An "Historical Loan Modification Report" containing substantially the content set forth in Annex E attached hereto, prepared by the Special Servicer setting forth, among other things, those Mortgage Loans that have been modified pursuant to the Pooling and Servicing Agreement (i) during the related Collection Period and (ii) since the Cut-off Date, showing the original and the revised terms thereof.

        (c) An "Historical Loss Estimate Report" containing substantially the content set forth in Annex F attached hereto, prepared by the Special Servicer setting forth, among other things, (i) the aggregate amount of Liquidation Proceeds and expenses relating to each Final Recovery Determination, both during the related Collection Period and historically, and (ii) the amount of Realized Losses occurring during the related Collection Period, set forth on a loan-by-loan basis.

        (d) An "REO Status Report" containing substantially the content set forth in Annex G attached hereto, prepared by the Special Servicer setting forth, among other things, with respect to each REO Property then currently included in the Trust Fund, (i) the acquisition date of such REO Property,
    (ii) the amount of income collected with respect to such REO Property (net of related expenses) and other amounts, if any, received on such REO Property during the related Collection Period and (iii) the value of the REO Property based on the most recent appraisal or other valuation thereof available to the Special Servicer as of such Determination Date (including any prepared internally by the Special Servicer).

        (e) A "Watch List Report" containing substantially the content set forth in Annex H attached hereto, prepared by the Master Servicer identifying each Mortgage Loan that is not a Specially Serviced Mortgage Loan (i) with a debt service coverage ratio of less than 1.05x, (ii) that has a stated maturity date occurring in the next sixty days, (iii) that is delinquent in respect of its real estate taxes, (iv) for which any outstanding Advances exist, (v) that has been a Specially Serviced Mortgage Loan in the past 90 days, (vi) for which the debt service coverage ratio has decreased by more than 10% in the prior 12 months, (vii) for which any lease relating to more than 25% of the related Mortgaged Property has expired, been terminated, is in default or will expire within the next three months, (viii) that is late in making its Monthly Payment three or more times in the preceding 12 months, (ix) with material deferred maintenance at the related Mortgaged Property or (x) that is 30 or more days delinquent.

        (f) A "Loan Payoff Notification Report" setting forth among other things for each Mortgage Loan where notice of anticipated payoff has been received, the control no., the property name, the amount of principal expected to be paid, the expected date of payment and the estimated amount of Yield Maintenance Charge or Prepayment Premium due.

        (g) An "Operating Statement Analysis" containing substantially the content set forth in Annex I together with copies of the operating statements and rent rolls (but only to the extent the related borrower is required by the Mortgage to deliver, or otherwise agrees to provide, such information). The Special Servicer is required consistent with the servicing standards described herein to endeavor to obtain such operating statements and rent rolls.

        (h) With respect to any Mortgaged Property or REO Property, an "NOI Adjustment Worksheet" containing substantially the content set forth in Annex J for such property (with the related annual operating statements attached thereto as an exhibit), presenting the computations made in accordance with the methodology described in the Pooling and Servicing Agreement to "normalize" the full year net operating income and debt service coverage numbers used by the Special Servicer in the other reports referenced above.

        (i) A "Comparative Financial Status Report" containing substantially the content set forth in Annex K setting forth, among other things, the occupancy, revenue, net operating income and DSCR for each Mortgages Loan or the related Mortgaged Property, as applicable, as of the end of the calendar month immediately preceding the preparation of such report for each of the following three periods (to the extent such information is in the Special Servicer's possession): (i) the most current available year-to-date, (ii) each of the previous two full fiscal years stated separately; and (iii) the "base year" (representing the original analysis of information used as of the Cut-off Date).

    The reports identified in clauses (a), (b), (c), (d) and (f) above are referred to herein as the "Unrestricted Servicer Reports", and the reports identified in clauses (e), (g), (h) and (i) above are referred to herein as the "Restricted Servicer Reports".

    In addition, within a reasonable period of time after the end of each calendar year, the Trustee is required to send to each person who at any time during the calendar year was a Certificateholder of record, a report summarizing on an annual basis (if appropriate) certain items provided to Certificateholders in the monthly Distribution Date Statements and such other information as may be required to enable such Certificateholders to prepare their federal income tax returns. Such information is required to include the amount of original issue discount accrued on each Class of Certificates and information regarding the expenses of the Trust Fund. Such requirements shall be deemed to be satisfied to the extent such information is provided pursuant to applicable requirements of the Code in force from time to time.

    The information that pertains to Specially Serviced Trust Fund Assets reflected in reports will be based solely upon the reports delivered by the Special Servicer or the Master Servicer to the Trustee prior to related Distribution Date. Absent manifest error, none of the Master Servicer, the Special Servicer or the Trustee will be responsible for the accuracy or completeness of any information supplied to it by a Mortgagor or third party that is included in any reports, statements, materials or information prepared or provided by the Master Servicer, the Special Servicer or the Trustee, as applicable.

    BOOK-ENTRY CERTIFICATES. Until such time as Definitive Offered Certificates are issued in respect of the Book-Entry Certificates, the foregoing information will be available to the holders of the Book-Entry Certificates only to the extent it is forwarded by or otherwise available through DTC and its Participants. Any beneficial owner of a Book-Entry Certificate who does not receive information through DTC or its Participants may request that the Trustee reports be mailed directly to it by written request to the Trustee (accompanied by evidence of such beneficial ownership) at the Corporate Trust Office of the Trustee. The manner in which notices and other communications are conveyed by DTC to its Participants, and by its Participants to the holders of the Book-Entry Certificates, will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time. The Master Servicer, the Special Servicer, the Trustee and the Depositor are required to recognize as Certificateholders only those persons in whose names the Certificates are registered on the books and records of the Certificate Registrar.

    INFORMATION AVAILABLE ELECTRONICALLY. The Trustee will make available each month, to any interested party, the Distribution Date Statement via the Trustee's internet website, electronic bulletin board and its fax-on-demand service. In addition, the Trustee will make available each month the Unrestricted Servicer Reports on the Trustee's Internet Website. The Trustee's internet website will initially be located at "www.securitieslink.net/cmbs". The Trustee's electronic bulletin board may be accessed by calling (301) 815-6620, and its fax-on-demand service may be accessed by calling (301) 815-6610. For assistance with the above mentioned services, investors may call (301) 815-6600. In addition, the Trustee will also make Mortgage Loan information as presented in the CSSA loan setup file and CSSA loan periodic update file format available each month to any Certificateholder, any Certificate Owner, the Rating Agencies, or any other interested party via the Trustee's internet website. In addition, pursuant to the Pooling and Servicing Agreement, the Trustee will make available, as a convenience for interested parties (and not in furtherance of the distribution of the Prospectus or the Prospectus Supplement under the securities laws), the Pooling and Servicing Agreement, the Prospectus and the Prospectus Supplement via the Trustee's internet website. The Trustee will make no representations or warranties as to the accuracy or completeness of such documents and will assume no responsibility therefor. In addition, the Trustee may disclaim responsibility for any information distributed by the Trustee for which it is not the original source.

    The Trustee will make available each month, the Restricted Servicer Reports and the CSSA Property File, to any holder or Certificate Owner of an Offered Certificate or any person identified to the Trustee by any such holder or Certificate Owner as a prospective transferee of an Offered Certificate or any interest therein, the Rating Agencies, the Underwriters and to any of the parties to the Pooling and Servicing Agreement (collectively, "Privileged Persons") via the Trustee's internet website with the use of a password provided by the Trustee to such person upon receipt by the Trustee from such person of a certification in the form attached to the Pooling and Servicing Agreement; provided, however, that the Rating Agencies, the Underwriters and the parties to the Pooling and Servicing Agreement will not be required to provide such certification.

    The Master Servicer may make available each month via the Master Servicer's Internet Website, initially located at "www.firstunion.com/strprod/cms", (i) to any interested party, the Unrestricted Servicer Reports, the Distribution Date Statement, the CSSA Loan File, CSSA Property File and the Prospectus Supplement, and (ii) to any Privileged Person, with the use of a password provided by the Master Servicer to such Privileged Person upon receipt by the Master Servicer from such person of a certification in the form attached to the Pooling and Servicing Agreement, the Restricted Servicer Reports and the CSSA Property File; provided, however, that the Rating Agencies, the Underwriters and the parties to the Pooling and Servicing Agreement will not be required to provide such certification. For assistance with the Master Servicer's Internet Website, investors may call (800) 326-1334.

    In connection with providing access to the Trustee's internet website or electronic bulletin board or the Master Servicer's internet website, the Trustee or the Master Servicer, as applicable, may require registration and the acceptance of a disclaimer. Neither the Trustee nor the Master Servicer shall be liable for the dissemination of information in accordance with the Pooling Agreement.

    OTHER INFORMATION. The Pooling and Servicing Agreement requires that the Master Servicer or the Special Servicer make available at its offices primarily responsible for administration of the Trust Fund, during normal business hours, for review by any holder or Certificate Owner owning an Offered Certificate or an interest therein or any person identified to the Master Servicer or Special Servicer, as the case may be, as a prospective transferee of an Offered Certificate or an interest therein, originals or copies of, among other things, the following items: (a) the Pooling and Servicing Agreement and any amendments thereto, (b) all Distribution Date Statements delivered to holders of the relevant Class of Offered Certificates since the Closing Date, (c) all officer's certificates delivered to the Master Servicer since the Closing Date as described under "Description of the Pooling Agreements--Evidence as to Compliance" in the Prospectus, (d) all accountants' reports delivered with respect to the Master Servicer since the Closing Date as described under "Description of the Pooling Agreements--Evidence as to Compliance" in the Prospectus, (e) the most recent property inspection report prepared by or on behalf of the Special Servicer and delivered to the Master Servicer in respect of each Mortgaged Property, (f) the most recent Mortgaged Property annual operating statements and rent roll, if any, collected by or on behalf of the Special Servicer and delivered to the Master Servicer, (g) any and all modifications, waivers and amendments of the terms of a Mortgage Loan entered into by the Special Servicer, (h) the Mortgage File relating to each Mortgage Loan, and (i) any and all officers' certificates and other evidence prepared by the Master Servicer or the Special Servicer to support its determination that any Advance was or, if made, would not be recoverable from Related Proceeds. Copies of any and all of the foregoing items will be available from the Master Servicer or Special Servicer, as the case may be, upon request; however, the Master Servicer or Special Servicer, as the case may be, will be permitted to require a certification from the person seeking such information (covering among other matters, confidentiality) and payment of a sum sufficient to cover the reasonable costs and expenses of providing such information to Certificateholders, Certificate Owners and their prospective transferees, including, without limitation, copy charges and reasonable fees for employee time and for space.

ASSUMED FINAL DISTRIBUTION DATE; RATED FINAL DISTRIBUTION DATE

    The "Assumed Final Distribution Date" with respect to any Class of REMIC Regular Certificates is the Distribution Date on which the Certificate Balance of such Class of Certificates (or, in the case of the Class IO Certificates, the aggregate of the notional amounts of the respective Class IO Components) would be reduced to zero based on the assumption that no Mortgage Loan is voluntarily prepaid prior to its stated maturity date (except for the ARD Loans which are assumed to be paid in full on their respective Anticipated Repayment Dates) and otherwise based on the "Table Assumptions" set forth under "Yield and Maturity Considerations--Weighted Average Life" herein, which Distribution Date shall in each case be as follows:

                        ASSUMED FINAL DISTRIBUTION
CLASS DESIGNATION                            DATE
----------------------  ------------------------------
Class A-1                           June 18, 2007
Class A-2                       November 18, 2008
Class IO                             May 18, 2028
Class B                            March 18, 2011
Class C                        September 18, 2012
Class D                            March 18, 2013
Class E                              May 18, 2013
Class F                            April 18, 2014
Class G                             July 18, 2017
Class H                         November 18, 2017
Class J                          January 18, 2018
Class K                              May 18, 2020
Class L                          January 18, 2023
Class M                            April 18, 2025
Class N                              May 18, 2028

    The Assumed Final Distribution Dates set forth above were calculated without regard to any delays in the collection of Balloon Payments and without regard to a reasonable liquidation time with respect to any Mortgage Loans that may be delinquent. Accordingly, in the event of defaults on the Mortgage Loans, the actual final Distribution Date for one or more Classes of the Offered Certificates may be later, and could be substantially later, than the related Assumed Final Distribution Date(s).

    In addition, the Assumed Final Distribution Dates set forth above were calculated on the basis of a 0% CPR (as defined herein) (except that it is assumed that the ARD Loans pay their respective outstanding principal balances on their related Anticipated Repayment Dates) and no losses on the Mortgage Loans. Because the rate of principal payments (including prepayments) on the Mortgage Loans can be expected to exceed the scheduled rate of principal payments, and could exceed such scheduled rate by a substantial amount, and because losses may occur in respect of the Mortgage Loans, the actual final Distribution Date for one or more Classes of the Offered Certificates may be earlier, and could be substantially earlier, than the related Assumed Final Distribution Date(s). The rate of principal payments (including prepayments) on the Mortgage Loans will depend on the characteristics of the Mortgage Loans, as well as on the prevailing level of interest rates and other economic factors, and no assurance can be given as to actual principal payment experience. See "Yield and Maturity Considerations" and "Description of the Mortgage Pool" herein and "Yield and Prepayment Considerations" in the Prospectus.

    The "Rated Final Distribution Date" with respect to each Class of Offered Certificates is the first Distribution Date that follows the second anniversary of the end of the amortization term for the Mortgage Loan that, as of the Cut-off Date, has the longest remaining amortization term. The rating assigned by a Rating Agency to any Class of Offered Certificates entitled to receive distributions in respect of principal reflects an assessment of the likelihood that Certificateholders of such Class will receive, on or before the Rated Final Distribution Date, all principal distributions to which they are entitled. See "Ratings" herein.

VOTING RIGHTS

    At all times during the term of the Pooling and Servicing Agreement, 100% of the voting rights for the Certificates (the "Voting Rights") will be allocated among the respective Classes of Sequential Pay Certificates in proportion to the Certificate Balances (as adjusted by treating any Appraisal Reduction Amount as a Realized Loss solely for the purposes of adjusting Voting Rights) of those Classes. Voting Rights allocated to a Class of Certificates will be allocated among the related Certificateholders in proportion to the percentage interests in such Class evidenced by their respective Certificates. The Class A-1 and Class A-2 Certificates will be treated as one Class for determining the Controlling Class of Sequential Pay Certificates. In addition, if either the Master Servicer or the Special Servicer is the holder of any Sequential Pay Certificate, neither of the Master Servicer or Special Servicer, in its capacity as a Certificateholder, will have Voting Rights with respect to matters concerning compensation affecting the Master Servicer or the Special Servicer. See "Description of the Certificates--Voting Rights" in the Prospectus.

TERMINATION

    The obligations created by the Pooling and Servicing Agreement will terminate following the earlier of (i) the final payment (or advance in respect thereof) or other liquidation of the last Mortgage Loan or REO Property subject thereto, and (ii) the purchase of all of the Mortgage Loans and all of the REO Properties, if any, remaining in the Trust Fund by the Master Servicer, the Special Servicer, the Depositor, Lehman Brothers Inc. or any single Certificateholder that is entitled to greater than 50% of the Voting Rights allocated to the Class of Sequential Pay Certificates with the latest alphabetical class designation then outstanding (or if no Certificateholder is entitled to greater than 50% of the Voting Rights of such Class, the Certificateholder with the largest percentage of Voting Rights allocated to such Class) (the "Majority Subordinate Certificateholder") and distribution thereof to the Certificateholders. Written notice of termination of the Pooling and Servicing Agreement will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at the office of the Trustee or other registrar for the Certificates or at such other location as may be specified in such notice of termination.

    Any such purchase by the Master Servicer, the Special Servicer, the Depositor, Lehman Brothers Inc. or the Majority Subordinate Certificateholder of all the Mortgage Loans and all of the REO Properties, if any, remaining in the Trust Fund is required to be made at a price equal to (i) the aggregate Purchase Price of all the Mortgage Loans (other than REO Mortgage Loans) then included in the Trust Fund, plus (ii) the fair market value of all REO Properties then included in the Trust Fund, as determined by an appraiser mutually agreed upon by the Master Servicer and the Trustee, minus (iii) if the purchaser is the Master Servicer, the aggregate of amounts payable or reimbursable to the Master Servicer under the Pooling and Servicing Agreement. Such purchase will effect early retirement of the then outstanding Offered Certificates, but the right of the Master Servicer, the Special Servicer, Lehman Brothers Inc., the Majority Subordinate Certificateholder or the Depositor to effect such purchase is subject to the requirement that the then aggregate Stated Principal Balance of the Mortgage Pool be less than 1% of the Initial Pool Balance.

    The purchase price paid in connection with the purchase of all Mortgage Loans and REO Properties remaining in the Trust Fund, exclusive of any portion thereof payable or reimbursable (as if such purchase price constituted liquidation proceeds) to any person other than the Certificateholders, will constitute part of the Available Distribution Amount for the final Distribution Date. The Available Distribution Amount for the final Distribution Date will be distributed by the Trustee generally as described herein under "--Distributions--Application of the Available Distribution Amount", except that the distributions of principal on any Class of Sequential Pay Certificates described thereunder will be made, subject to available funds and the distribution priorities described thereunder, in an amount equal to the entire Certificate Balance of such Class remaining outstanding, and except that any distributions of principal on the respective Classes of Class A Certificates (if more than one is then outstanding) described thereunder will be made on a PRO RATA basis in accordance with their respective Certificate Balances.

THE TRUSTEE

    Norwest Bank Minnesota, National Association ("Norwest Bank") will act as Trustee pursuant to the Pooling and Servicing Agreement. Norwest Bank, a direct, wholly owned subsidiary of Norwest Corporation, is a national banking association originally chartered in 1872 and is engaged in a wide range of activities typical of a national bank. Norwest Bank's principal office is located at Norwest Center, Sixth and Marquette, Minneapolis, Minnesota 55479-0113. Certificate transfer services are conducted at Norwest Bank's offices in Minneapolis. Norwest Bank otherwise conducts its trustee and securities administration services at its offices in Columbia, Maryland. Its address there is 11000 Broken Land Parkway, Columbia, Maryland 21044-3562. In addition, Norwest Bank maintains a trust office in New York located at 3 New York Plaza, New York, New York 10004. Certificateholders and other interested parties should direct their inquiries to the New York office. The telephone number is (212) 509-7900. See "Description of the Pooling Agreements--The Trustee," "--Duties of the Trustee," "--Certain Matters Regarding the Trustee" and "--Resignation and Removal of the Trustee" in the Prospectus. As compensation for its services, the Trustee will be entitled to receive monthly, from general funds on deposit in the Certificate Account, the Trustee Fee. The "Trustee Fee" for each Mortgage Loan and REO Loan for any Distribution Date will equal one month's interest for the most recently ended calendar month (calculated on the basis of a 360-day year consisting of twelve 30-day months), accrued at the trustee fee rate on the Stated Principal Balance of such Mortgage Loan or REO Loan, as the case may be, outstanding immediately following the prior Distribution Date (or, in the case of the initial Distribution Date, as of the Closing Date). The trustee fee rate will be a per annum rate set forth in the Pooling and Servicing Agreement.

    The Trustee will also have certain duties with respect to REMIC administration (in such capacity the "REMIC Administrator"). See "Material Federal Income Tax Consequences--REMICs--Reporting and Other Administrative Matters" in the Prospectus.

                       YIELD AND MATURITY CONSIDERATIONS

YIELD CONSIDERATIONS

    GENERAL. The yield on any Offered Certificate will depend on (a) the price at which such Certificate is purchased by an investor and (b) the rate, timing and amount of distributions on such Certificate. The rate, timing and amount of distributions on any Offered Certificate will in turn depend on, among other things, (i) the Pass-Through Rate for such Certificate (deemed, in the case of a Class IO Certificate, to equal the weighted average of the Pass-Through Rates for the respective Class IO Components from time to time), (ii) the rate and timing of principal payments (including principal prepayments) and other principal collections on the Mortgage Loans and the extent to which such amounts are to be applied in reduction of the Certificate Balance or notional amount of the related Class or Class IO Component, as the case may be, (iii) the rate, timing and severity of Realized Losses and Additional Trust Fund Expenses and the extent to which such losses and expenses are allocable in reduction of the Certificate Balance or notional amount of the related Class or Class IO Component, as the case may be, and (iv) the timing and severity of any Net Aggregate Prepayment Interest Shortfalls and the extent to which such shortfalls are allocable in reduction of the Distributable Certificate Interest payable on the related Class.

    RATE AND TIMING OF PRINCIPAL PAYMENT. The yield to holders of the Class IO Certificates will be extremely sensitive to, and the yield to holders of any other Offered Certificates purchased at a discount or premium will be affected by, the rate and timing of principal payments made in reduction of the Certificate Balance of any Class of Sequential Pay Certificates and, correspondingly, the notional amount of any Class IO Component. As described herein, the Principal Distribution Amount for each Distribution Date will generally be distributable first in respect of the Class A-1 Certificates until the Certificate Balance thereof is reduced to zero, and thereafter will generally be distributable entirely in respect of the Class A-2 Certificates, the Class B Certificates, the Class C Certificates, the Class D Certificates and the Class E Certificates, in that order, in each case until the Certificate Balance of such Class of Certificates is reduced to zero. Any reduction of the Certificate Balance of any Class of Sequential Pay Certificates will result in a corresponding reduction in the notional amount of the related Class IO Component. Consequently, the rate and timing of principal payments that are distributed or otherwise result in reduction of the Certificate Balance of any Class of Offered Certificates or the notional amount of a Class IO Component, as the case may be, will be directly related to the rate and timing of principal payments on or in respect of the Mortgage Loans, which will in turn be affected by the amortization schedules thereof, the dates on which Balloon Payments are due and the rate and timing of principal prepayments and other unscheduled collections thereon (including for this purpose, collections made in connection with liquidations of Mortgage Loans due to defaults, casualties or condemnations affecting the Mortgaged Properties, or purchases of Mortgage Loans out of the Trust Fund). Prepayments and, assuming the respective stated maturity dates therefor have not occurred, liquidations and purchases of the Mortgage Loans, will result in distributions on the Certificates of amounts that would otherwise be distributed over the remaining terms of the Mortgage Loans. Defaults on the Mortgage Loans, particularly at or near their stated maturity dates, may result in significant delays in payments of principal on the Mortgage Loans (and, accordingly, on the Offered Certificates that are Sequential Pay Certificates) while work-outs are negotiated or foreclosures are completed. The failure on the part of any borrower to pay its ARD Loan on its Anticipated Repayment Date may also result in significant delays in payments of principal on such ARD Loan (and, accordingly, on the Offered Certificates that are Sequential Pay Certificates). See "Servicing of the Mortgage Loans--Modifications, Waivers and Amendments" herein and "Description of the Pooling Agreements--Realization Upon Defaulted Mortgage Loans" and "Certain Legal Aspects of Mortgage Loans--Foreclosure" in the Prospectus.

    The extent to which the yield to maturity of any Class of Offered Certificates may vary from the anticipated yield will depend upon the degree to which such Certificates are purchased at a discount or premium and when, and to what degree, payments of principal on the Mortgage Loans in turn are distributed or otherwise result in reduction of the Certificate Balance or notional amount of a Class IO Component, as the case may be, of such Certificates. An investor should consider, in the case of any Offered Certificate purchased at a discount, the risk that a slower than anticipated rate of principal payments on the Mortgage Loans could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of a Class IO Certificate or any other Offered Certificate purchased at a premium, the risk that a faster than anticipated rate of principal payments could result in an actual yield to such investor that is lower than the anticipated yield. In general, the earlier a payment of principal on the Mortgage Loans is distributed or otherwise results in reduction of the principal balance (or notional amount of a Class IO Component, as applicable) of an Offered Certificate purchased at a discount or premium, the greater will be the effect on an investor's yield to maturity. As a result, the effect on an investor's yield of principal payments on the Mortgage Loans occurring at a rate higher (or lower) than the rate anticipated by the investor during any particular period would not be fully offset by a subsequent like reduction (or increase) in the rate of such principal payments. INVESTORS IN THE CLASS IO CERTIFICATES SHOULD FULLY CONSIDER THE RISK THAT A RAPID RATE OF PRINCIPAL PREPAYMENTS ON THE MORTGAGE LOANS COULD RESULT IN THE FAILURE OF SUCH INVESTORS TO RECOUP THEIR INITIAL INVESTMENTS. Because the rate of principal payments on the Mortgage Loans will depend on future events and a variety of factors (as described more fully below), no assurance can be given as to such rate or the rate of principal prepayments in particular. The Depositor is not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experience of a large group of mortgage loans comparable to the Mortgage Loans.

    LOSSES AND SHORTFALLS. The yield to holders of the Offered Certificates will also depend on the extent to which such holders are required to bear the effects of any losses or shortfalls on the Mortgage Loans. Losses and other shortfalls on the Mortgage Loans will, with the exception of any Net Aggregate Prepayment Interest Shortfalls, generally be borne by the holders of the respective Classes of Sequential Pay Certificates, to the extent of amounts otherwise distributable in respect of their Certificates, in reverse alphabetical order of their Class designations. Realized Losses and Additional Trust Fund Expenses will be allocated, as and to the extent described herein, to the respective Classes of Sequential Pay Certificates (in reduction of the Certificate Balance of each such Class), in reverse alphabetical order of their Class designations. Any Realized Loss or Additional Trust Fund Expenses allocated in reduction of the Certificate Balance of any Class of Sequential Pay Certificates will result in a corresponding reduction in the notional amount of the related Class IO Component. As more fully described herein under "Description of the Certificates--Distributions--Distributable Certificate Interest," Net Aggregate Prepayment Interest Shortfalls will generally be borne by the respective Classes of REMIC Regular Certificates on a pro rata basis.

    PASS-THROUGH RATES. The Pass-Through Rate applicable to each Class IO Component will be variable and will be equal to the excess, if any, of the Weighted Average Net Mortgage Rate from time to time, over the Pass-Through Rate on the Class of Sequential Pay Certificates relating to such Class IO Component. Accordingly, the Pass-Through Rate on the Class IO Components and, correspondingly, the yield on the Class IO Certificates, will be sensitive to changes in the relative composition of the Mortgage Pool as a result of scheduled amortization, voluntary prepayments and liquidations and to changes in the relative sizes of the Certificate Balances of the respective Classes of Sequential Pay Certificates.

    CERTAIN RELEVANT FACTORS. The rate and timing of principal payments and defaults and the severity of losses on the Mortgage Loans may be affected by a number of factors, including, without limitation, prevailing interest rates, the terms of the Mortgage Loans (for example, Lockout Periods, provisions requiring the payment of Prepayment Premiums and Yield Maintenance Charges and amortization terms that require Balloon Payments), the demographics and relative economic vitality of the areas in which the Mortgaged Properties are located and the general supply and demand for rental units, hotel/motel guest rooms, health care facility beds or comparable commercial space, as applicable, in such areas, the quality of management of the Mortgaged Properties, the servicing of the Mortgage Loans, possible changes in tax laws and other opportunities for investment. See "Risk Factors--The Mortgage Loans" and "Description of the Mortgage Pool" herein and "Yield and Maturity Considerations--Principal Prepayments" in the Prospectus.

    The rate of prepayment on the Mortgage Pool is likely to be affected by prevailing market interest rates for mortgage loans of a comparable type, term and risk level. When the prevailing market interest rate is below a mortgage interest rate, the related borrower has an incentive to refinance its mortgage loan. As of the Cut-off Date, all of the Mortgage Loans may be prepaid at any time after the expiration of any applicable Lockout Period and/or any period when the holder of a Mortgage may require a borrower to pledge Defeasance Collateral in lieu of prepaying the related Mortgage Loan (a "Required Defeasance Period"), subject, in most cases, to the payment of a Prepayment Premium or a Yield Maintenance Charge. A requirement that a prepayment be accompanied by a Prepayment Premium or Yield Maintenance Charge may not provide a sufficient economic disincentive to deter a borrower from refinancing at a more favorable interest rate.

    Depending on prevailing market interest rates, the outlook for market interest rates and economic conditions generally, some borrowers may sell or refinance Mortgaged Properties in order to realize their equity therein, to meet cash flow needs or to make other investments. In addition, some borrowers may be motivated by federal and state tax laws (which are subject to change) to sell Mortgaged Properties prior to the exhaustion of tax depreciation benefits.

    The Depositor makes no representation as to the particular factors that will affect the rate and timing of prepayments and defaults on the Mortgage Loans, as to the relative importance of such factors, as to the percentage of the principal balance of the Mortgage Loans that will be prepaid or as to whether a default will have occurred as of any date or as to the overall rate of prepayment or default on the Mortgage Loans.

    DELAY IN PAYMENT OF DISTRIBUTIONS. Because monthly distributions will not be made to Certificateholders until a date that is scheduled to be at least 17 days following the Due Dates for the Mortgage Loans during the related Collection Period, the effective yield to the holders of the Offered Certificates will be lower than the yield that would otherwise be produced by the applicable Pass-Through Rates and purchase prices (assuming such prices did not account for such delay).

    UNPAID DISTRIBUTABLE CERTIFICATE INTEREST. As described under "Description of the Certificates-- Distributions--Application of the Available Distribution Amount" herein, if the portion of the Available Distribution Amount distributable in respect of interest on any Class of Offered Certificates on any Distribution Date is less than the Distributable Certificate Interest then payable for such Class, the shortfall will be distributable to holders of such Class of Certificates on subsequent Distribution Dates, to the extent of available funds. Any such shortfall will not bear interest, however, and will therefore negatively affect the yield to maturity of such Class of Certificates for so long as it is outstanding.

    YIELD SENSITIVITY OF THE CLASS IO CERTIFICATES. The yield to maturity on the Class IO Certificates will be extremely sensitive to the rate and timing of principal payments (including by reason of prepayments, defaults and liquidations) on the Mortgage Loans. ACCORDINGLY, INVESTORS IN THE CLASS IO CERTIFICATES SHOULD FULLY CONSIDER THE ASSOCIATED RISKS, INCLUDING THE RISK THAT A RAPID RATE OF PREPAYMENT OF THE MORTGAGE LOANS COULD RESULT IN THE FAILURE OF SUCH INVESTORS TO FULLY RECOUP THEIR INITIAL INVESTMENTS.The allocation of a portion of collected Prepayment Premiums and Yield Maintenance Charges to the Class IO Certificates is intended to reduce those risks; however, such allocation may be insufficient to offset fully the adverse effects on the yields on such Class of Certificates that the related prepayments may otherwise have.

PRICE/YIELD TABLES

    The tables beginning on page B-19 of Annex B hereto (the "Yield Tables") show the pre-tax corporate bond equivalent ("CBE") yield to maturity, modified duration (except in the case of the Class IO Certificates), weighted average life, first Distribution Date on which principal is to be paid ("First Principal Payment Date") and final Distribution Date on which principal is to be paid ("Last Principal Payment Date") with respect to each Class of Offered Certificates, prepared using the Table Assumptions (as described below) and, where applicable, the specified assumed purchase prices (which prices do not include accrued interest). Assumed purchase prices are expressed in 32nds (i.e.
100.04 means 100 4/32%) as a percentage of the initial Certificate Balance (or, in the case of the Class IO Certificates, of the aggregate of the initial notional amounts of the respective Class IO Components) of each Class of Offered Certificates. For purposes of the Yield Tables relating to the Class IO Certificates, the information therein relating to weighted average life, First Principal Payment Date and Last Principal Payment Date is being calculated in respect of the aggregate notional amount of the respective Class IO Components of the Class IO Certificates.

    The yields set forth in the Yield Tables were calculated by determining the monthly discount rates which, when applied to the assumed stream of cash flows to be paid on each Class of Offered Certificates, would cause the discounted present value of such assumed stream of cash flows to equal the assumed purchase prices, plus accrued interest from and including the Cut-off Date to but excluding May 28, 1998, and by converting such monthly rates to semi-annual corporate bond equivalent rates. Such calculation does not take into account variations that may occur in the interest rates at which investors may be able to reinvest funds received by them as distributions on the Offered Certificates and consequently does not purport to reflect the return on any investment in such Classes of Offered Certificates when such reinvestment rates are considered. For purposes of the Yield Tables (except in the case of the Class IO Certificates), "modified duration" has been calculated using the modified Macaulay Duration as specified in the "PSA Standard Formulas." The Macaulay Duration is calculated as the present value weighted average time to receive future payments of principal and interest, and the PSA Standard Formula modified duration is calculated by dividing the Macaulay Duration by the appropriate semi-annual compounding factor. The duration of a security may be calculated according to various methodologies; accordingly, no representation is made by the Depositor or any other person that the "modified duration" approach used herein is appropriate. Duration, like yield, will be affected by the prepayment rate of the Mortgage Loans and extensions in respect of Balloon Payments that actually occur during the life of the Class A, Class B, Class C, Class D and Class E Certificates and by the actual performance of the Mortgage Loans, all of which may differ, and may differ significantly, from the assumptions used in preparing the Yield Tables.

    Prepayments on mortgage loans may be measured by a prepayment standard or model. The model used in this Prospectus Supplement is the "Constant Prepayment Rate" or "CPR" model. The CPR model represents an assumed constant annual rate of prepayment each month, expressed as a per annum percentage of the then scheduled principal balance of one or more mortgage loans. As used in the Yield Tables, the columns headed "0% CPR" assumes that none of the Mortgage Loans is prepaid in whole or in part before maturity or the related Anticipated Repayment Date, as applicable. The columns headed "10% CPR", "20% CPR", "30% CPR" and "50% CPR," respectively, assume that prepayments are made each month at those levels of CPR on each Mortgage Loan that is eligible for prepayment under the Table Assumptions (each such scenario, a "Scenario").

    The Yield Tables were derived from calculations based on the following assumptions (the "Table Assumptions"): (i) except as set forth in clause (xi) below, no Mortgage Loan prepays during any applicable Lockout Period, any period during which Defeasance Collateral is permitted or required to be pledged, or during any period when a Prepayment Premium or a Yield Maintenance Charge could be required in connection with a voluntary prepayment of principal (otherwise, in the case of each of the Yield Tables, each Mortgage Loan is assumed to prepay at the indicated level of CPR, with each prepayment being applied on the first day of the applicable month in which it is assumed to be received), (ii) the Pass-Through Rates and initial Certificate Balances of the respective Classes of Sequential Pay Certificates are as described herein, (iii) there are no delinquencies or defaults with respect to, and no modifications, waivers or amendments of the terms of, the Mortgage Loans, (iv) there are no Realized Losses, Additional Trust Fund Expenses or Appraisal Reduction Amounts with respect to the Mortgage Loans or the Trust Fund, (v) scheduled interest and principal payments on the Mortgage Loans are timely received, (vi) all Mortgage Loans have Due Dates on the first day of each month and accrue interest on the respective basis described herein (i.e., a 30/360 basis or an actual/360 basis),
(vii) all prepayments are accompanied by a full month's interest and there are no Prepayment Interest Shortfalls, (viii) there are no breaches of any Seller's representations and warranties regarding its Mortgage Loans, (ix) no Prepayment Premiums or Yield Maintenance Charges are collected, (x) no party entitled thereto exercises its right of optional termination of the Trust Fund described herein, (xi) the Mortgage Loans which have Anticipated Repayment Dates are repaid in full on their respective Anticipated Repayment Dates, and such Anticipated Repayment Date for any such Mortgage Loan is deemed to be its maturity date, (xii) distributions on the Certificates are made on the 18th day (each assumed to be a business day) of each month, commencing in June 1998, and
(xiii) the Closing Date for the sale of the Offered Certificates is May 28, 1998.

    The characteristics of the Mortgage Loans differ in certain respects from those assumed in preparing the Yield Tables, and the Yield Tables are presented for illustrative purposes only. In particular, none of the Mortgage Loans permit voluntary partial prepayments. Thus neither the Mortgage Pool nor any Mortgage Loan will prepay at any constant rate, and it is unlikely that the Mortgage Loans will prepay in a manner consistent with the designated Scenario for the Yield Tables. In addition, there can be no assurance that the Mortgage Loans will prepay at any particular rate, that the Mortgage Loans will not prepay (involuntarily or otherwise) despite prepayment restrictions, that the actual pre-tax yields on, or any other payment characteristics of, any Class of Offered Certificates will correspond to any of the information shown in the Yield Tables, or that the aggregate purchase prices of the Offered Certificates will be as assumed. Accordingly, investors must make their own decisions as to the appropriate assumptions (including prepayment assumptions) to be used in deciding whether to purchase the Offered Certificates.

WEIGHTED AVERAGE LIFE

    The weighted average life of any Class A-1, Class A-2, Class B, Class C, Class D or Class E Certificate refers to the average amount of time that will elapse from the assumed Closing Date until each dollar allocable to principal of such Certificate is distributed to the investor. The weighted average life of any such Offered Certificate will be influenced by, among other things, the rate at which principal on the Mortgage Loans is paid or otherwise collected or advanced and applied to pay principal of such Offered Certificate. As described herein, the Principal Distribution Amount for each Distribution Date will generally be distributable first in respect of the Class A-1 Certificates until the Certificate Balance thereof is reduced to zero, and will thereafter generally be distributable entirely in respect of the Class A-2 Certificates, the Class B Certificates, the Class C Certificates, the Class D Certificates and the Class E Certificates, in that order, in each case until the Certificate Balance of such Class of Certificates is reduced to zero.

    The following tables indicate the percentage of the initial Certificate Balance of each Class of Offered Certificates that would be outstanding after each of the dates shown and the corresponding weighted average life of each such Class of Offered Certificates. The tables have been prepared on the basis of the Table Assumptions. To the extent that the Mortgage Loans or the Certificates have characteristics that differ from those assumed in preparing the tables, the Class A-1, Class A-2, Class B, Class C, Class D and/ or Class E Certificates may mature earlier or later than indicated by the tables. In particular, partial prepayments on the Mortgage Loans in fact are not permitted. Accordingly, the Mortgage Loans will not prepay at any constant rate, and it is highly unlikely that the Mortgage Loans will prepay in a manner consistent with the assumptions described above. In addition, variations in the actual prepayment experience and in the balance of the Mortgage Loans that actually prepay may increase or decrease the percentages of initial Certificate Balances (and shorten or extend the weighted average lives) shown in the following tables. Investors are urged to conduct their own analyses of the rates at which the Mortgage Loans may be expected to prepay.

    The tables set forth below were prepared on the basis of the Table Assumptions and indicate the resulting weighted average lives of each Class of Offered Certificates (other than the Class IO Certificates) and set forth the percentages of the initial Certificate Balance of such Class of Offered Certificates that would be outstanding after each of the dates shown in each case assuming the indicated level of CPR. For purposes of the following tables, the weighted average life of an Offered Certificate (other than the Class IO Certificates) is determined by (i) multiplying the amount of each principal distribution thereon by the number of years from the assumed Closing Date of such Certificate to the related Distribution Date, (ii) summing the results and
(iii) dividing the sum by the aggregate amount of the reductions in the principal balance of such Certificate.

  PERCENTAGES OF THE INITIAL CERTIFICATE BALANCE OF THE CLASS A-1 CERTIFICATES

                                                         0% CPR DURING LOCKOUT, DEFEASANCE, YM OR
                                                               PP-OTHERWISE AT INDICATED CPR
                                              ---------------------------------------------------------------
DISTRIBUTION DATE                               0% CPR       10% CPR      20% CPR      30% CPR      50% CPR
--------------------------------------------  -----------  -----------  -----------  -----------  -----------
Closing Date................................         100%         100%         100%         100%         100%
May 1999....................................          95           95           95           95           95
May 2000....................................          89           89           89           89           89
May 2001....................................          83           83           83           83           83
May 2002....................................          76           76           76           76           76
May 2003....................................          64           64           64           64           64
May 2004....................................          55           55           55           55           55
May 2005....................................          31           31           31           31           31
May 2006....................................          22           22           22           22           21
May 2007 and thereafter.....................           0            0            0            0            0
Weighted average life (in years)............         5.7          5.7          5.7          5.7          5.7

  PERCENTAGES OF THE INITIAL CERTIFICATE BALANCE OF THE CLASS A-2 CERTIFICATES

                                                         0% CPR DURING LOCKOUT, DEFEASANCE, YM OR
                                                               PP-OTHERWISE AT INDICATED CPR
                                              ---------------------------------------------------------------
DISTRIBUTION DATE                               0% CPR       10% CPR      20% CPR      30% CPR      50% CPR
--------------------------------------------  -----------  -----------  -----------  -----------  -----------
Closing Date................................         100%         100%         100%         100%         100%
May 1999....................................         100          100          100          100          100
May 2000....................................         100          100          100          100          100
May 2001....................................         100          100          100          100          100
May 2002....................................         100          100          100          100          100
May 2003....................................         100          100          100          100          100
May 2004....................................         100          100          100          100          100
May 2005....................................         100          100          100          100          100
May 2006....................................         100          100          100          100          100
May 2007....................................         100          100           99           99           98
May 2008....................................           6            6            5            5            5
May 2009 and thereafter.....................           0            0            0            0            0
Weighted average life (in years)............         9.8          9.7          9.7          9.7          9.7

   PERCENTAGES OF THE INITIAL CERTIFICATE BALANCE OF THE CLASS B CERTIFICATES

                                                         0% CPR DURING LOCKOUT, DEFEASANCE, YM OR
                                                               PP-OTHERWISE AT INDICATED CPR
                                              ---------------------------------------------------------------
DISTRIBUTION DATE                               0% CPR       10% CPR      20% CPR      30% CPR      50% CPR
--------------------------------------------  -----------  -----------  -----------  -----------  -----------
Closing Date................................         100%         100%         100%         100%         100%
May 1999....................................         100          100          100          100          100
May 2000....................................         100          100          100          100          100
May 2001....................................         100          100          100          100          100
May 2002....................................         100          100          100          100          100
May 2003....................................         100          100          100          100          100
May 2004....................................         100          100          100          100          100
May 2005....................................         100          100          100          100          100
May 2006....................................         100          100          100          100          100
May 2007....................................         100          100          100          100          100
May 2008....................................         100          100          100          100          100
May 2009....................................          74           72           70           68           66
May 2010....................................          30           30           29           29           29
May 2011 and thereafter.....................           0            0            0            0            0
Weighted average life (in years)............        11.6         11.6         11.5         11.5         11.5

   PERCENTAGES OF THE INITIAL CERTIFICATE BALANCE OF THE CLASS C CERTIFICATES

                                                                        0% CPR DURING LOCKOUT, DEFEASANCE, YM OR
                                                                              PP-OTHERWISE AT INDICATED CPR
                                                         -----------------------------------------------------------------------
DISTRIBUTION DATE                                          0% CPR        10% CPR        20% CPR        30% CPR        50% CPR
-------------------------------------------------------  -----------  -------------  -------------  -------------  -------------
Closing Date...........................................         100%          100%           100%           100%           100%
May 1999...............................................         100           100            100            100            100
May 2000...............................................         100           100            100            100            100
May 2001...............................................         100           100            100            100            100
May 2002...............................................         100           100            100            100            100
May 2003...............................................         100           100            100            100            100
May 2004...............................................         100           100            100            100            100
May 2005...............................................         100           100            100            100            100
May 2006...............................................         100           100            100            100            100
May 2007...............................................         100           100            100            100            100
May 2008...............................................         100           100            100            100            100
May 2009...............................................         100           100            100            100            100
May 2010...............................................         100           100            100            100            100
May 2011...............................................          40            39             38             37             35
May 2012...............................................           9             7              4              1              0
May 2013 and thereafter................................           0             0              0              0              0
Weighted average life (in years).......................        13.2          13.2           13.2           13.1           13.1

   PERCENTAGES OF THE INITIAL CERTIFICATE BALANCE OF THE CLASS D CERTIFICATES

                                                         0% CPR DURING LOCKOUT, DEFEASANCE, YM OR
                                                               PP-OTHERWISE AT INDICATED CPR
                                              ---------------------------------------------------------------
DISTRIBUTION DATE                               0% CPR       10% CPR      20% CPR      30% CPR      50% CPR
--------------------------------------------  -----------  -----------  -----------  -----------  -----------
Closing Date................................         100%         100%         100%         100%         100%
May 1999....................................         100          100          100          100          100
May 2000....................................         100          100          100          100          100
May 2001....................................         100          100          100          100          100
May 2002....................................         100          100          100          100          100
May 2003....................................         100          100          100          100          100
May 2004....................................         100          100          100          100          100
May 2005....................................         100          100          100          100          100
May 2006....................................         100          100          100          100          100
May 2007....................................         100          100          100          100          100
May 2008....................................         100          100          100          100          100
May 2009....................................         100          100          100          100          100
May 2010....................................         100          100          100          100          100
May 2011....................................         100          100          100          100          100
May 2012....................................         100          100          100          100           97
May 2013 and thereafter.....................           0            0            0            0            0
Weighted average life (in years)............        14.7         14.6         14.6         14.6         14.5

   PERCENTAGES OF THE INITIAL CERTIFICATE BALANCE OF THE CLASS E CERTIFICATES

                                                         0% CPR DURING LOCKOUT, DEFEASANCE, YM OR
                                                               PP-OTHERWISE AT INDICATED CPR
                                              ---------------------------------------------------------------
DISTRIBUTION DATE                               0% CPR       10% CPR      20% CPR      30% CPR      50% CPR
--------------------------------------------  -----------  -----------  -----------  -----------  -----------
Closing Date................................         100%         100%         100%         100%         100%
May 1999....................................         100          100          100          100          100
May 2000....................................         100          100          100          100          100
May 2001....................................         100          100          100          100          100
May 2002....................................         100          100          100          100          100
May 2003....................................         100          100          100          100          100
May 2004....................................         100          100          100          100          100
May 2005....................................         100          100          100          100          100
May 2006....................................         100          100          100          100          100
May 2007....................................         100          100          100          100          100
May 2008....................................         100          100          100          100          100
May 2009....................................         100          100          100          100          100
May 2010....................................         100          100          100          100          100
May 2011....................................         100          100          100          100          100
May 2012....................................         100          100          100          100          100
May 2013 and thereafter.....................           0            0            0            0            0
Weighted average life (in years)............        15.0         14.9         14.9         14.9         14.9

                                USE OF PROCEEDS

    Substantially all of the proceeds from the sale of the Offered Certificates will be used by the Depositor to purchase the Mortgage Loans and to pay certain expenses in connection with the issuance of the Certificates.

                    MATERIAL FEDERAL INCOME TAX CONSEQUENCES

    Upon the issuance of the Offered Certificates, Willkie Farr & Gallagher, counsel to the Depositor, will deliver its opinion generally to the effect that, assuming compliance with all provisions of the Pooling and Servicing Agreement, for federal income tax purposes, each portion of the Trust Fund designated in the Pooling and Servicing Agreement as a REMIC will qualify as a REMIC under the Code. For federal income tax purposes, the REMIC Regular Certificates (or, in the case of the Class IO Certificates, the Class IO Components) evidence the "regular interests" in one of such REMICs and generally will be treated as debt instruments of such REMIC. See "Material Federal Income Tax Consequences-- REMICs" in the Prospectus. Such opinion will be filed with the Commission. The Class A-1, Class A-2, Class IO, Class B, Class C, Class D, Class E and Class F Certificates will also evidence undivided beneficial interests in the portion of the Trust Fund consisting of any Additional Interest collected on the ARD Loans, and such portion of the Trust Fund will constitute a grantor trust for federal income tax purposes.

    The Class A-1, Class A-2, Class B, Class C and Class D Certificates will not, and the Class IO and Class E Certificates will, be treated as having been issued with original issue discount for federal income tax reporting purposes. The prepayment assumption that will be used in determining the rate of accrual of original issue discount, market discount and premium, if any, for federal income tax purposes will be based on the assumption that subsequent to the date of any determination the Mortgage Loans will prepay at a rate equal to a CPR of 0%, except that it is assumed that the ARD Loans pay their respective outstanding principal balances on their related Anticipated Repayment Dates. No representation is made that the Mortgage Loans will prepay at that rate or at any other rate. See "Material Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount" in the Prospectus.

    If the method for computing original issue discount described in the Prospectus results in a negative amount for any period with respect to a Certificateholder (in particular, the holder of a Class IO Certificate), the amount of original issue discount allocable to such period would be zero and such Certificateholder will be permitted to offset such negative amount only against future original issue discount (if any) attributable to such Certificates. Although the matter is not free from doubt, a holder of a Class IO Certificate may be permitted to deduct a loss to the extent that his or her respective remaining basis in such Certificate exceeds the maximum amount of future payments to which such Certificateholder is entitled, assuming no further prepayments of the Mortgage Loans. Any such loss might be treated as a capital loss.

    The Internal Revenue Service (the "IRS") has issued regulations (the "OID Regulations") under Sections 1271 to 1275 of the Code generally addressing the treatment of debt instruments issued with original issue discount. The OID Regulations in some circumstances permit the holder of a debt instrument to recognize original issue discount under a method that differs from that used by the issuer. Accordingly, it is possible that the holder of an Offered Certificate may be able to select a method for recognizing original issue discount that differs from that used by the Trustee in preparing reports to the Certificateholders and the IRS. Prospective purchasers of Offered Certificates are advised to consult their tax advisors concerning the tax treatment of such Certificates.

    The OID Regulations provide in general that original issue discount with respect to debt instruments issued in connection with the same or related transactions are treated as a single debt instrument for purposes of computing the accrual of original issue discount with respect to such debt instruments. This aggregation rule ordinarily is only to be applied when single debt instruments are issued by a single issuer to a single holder. Although it is not entirely clear that this aggregation rule applies to REMIC Regular Certificates and other debt instruments subject to Section 1272(a)(6) of the Code, information reports or returns sent to holders of the Class IO Certificates and the IRS with respect to the Class IO Certificates will be based on such aggregate method. Prospective purchasers of the Class IO Certificates are advised to consult their own tax advisers about the use of this methodology and potential consequences of being required to report original issue discount on the Class IO Certificates.

    The Offered Certificates will be treated as "real estate assets" within the meaning of Section 856(c)(4)(A) of the Code. In addition, interest (including original issue discount) on the Offered Certificates will be interest described in Section 856(c)(3)(B) of the Code. However, the Offered Certificates will generally only be considered assets described in Section 7701(a)(19)(C) of the Code to the extent that the Mortgage Loans are secured by residential property and, accordingly, investment in the Offered Certificates may not be suitable for certain thrift institutions. As of the Cut-off Date, 228 Mortgage Loans, or 31.1% are secured by residential property.

    Prepayment Premiums and Yield Maintenance Charges actually collected will be distributed to the holders of the Offered Certificates as described herein. It is not entirely clear under the Code when the amount of a Prepayment Premium or Yield Maintenance Charge should be taxed to the holder of an Offered Certificate, but it is not expected, for federal income tax reporting purposes, that Prepayment Premiums and Yield Maintenance Charges will be treated as giving rise to any income to the holders of the Offered Certificates prior to the Master Servicer's actual receipt of a Prepayment Premium or Yield Maintenance Charge. It appears that Prepayment Premiums and Yield Maintenance Charges, if any, will be treated as ordinary income rather than capital gain. However, that is not entirely clear and Certificateholders should consult their own tax advisors concerning the treatment of Prepayment Premiums and Yield Maintenance Charges.

    Because Additional Interest will arise on the ARD Loans only if (contrary to the Prepayment Assumption) they do not prepay on their related Anticipated Repayment Dates, for federal income tax information reporting purposes it will be assumed that no such Additional Interest will be paid. Consequently, Additional Interest will not be reported as income in federal income tax information reports sent to holders of the Offered and Class F Certificates until such Additional Interest actually accrues. Similarly, no portion of such holders' purchase price of their Certificates will be treated as allocable to their right to receive possible distributions of Additional Interest. However, the Internal Revenue Service may disagree with this treatment and assert that additional income should be accrued with respect to projected possible payments of Additional Interest in advance of its actual accrual, that additional original issue discount income should be accrued with respect to the Offered and Class F Certificates, or both. In either event, to the extent that any such projected possible payments of Additional Interest were not actually made or were smaller in amount than the portion of the holder's purchase price allocated thereto, the holder of such an Offered or Class F Certificate would be allowed to claim a loss, but the timing and capital or ordinary character of such loss are unclear.

    For further information regarding the federal income tax consequences of investing in the Offered Certificates, see "Material Federal Income Tax Consequences--REMICs" in the Prospectus.

                              ERISA CONSIDERATIONS

    A fiduciary of any employee benefit plan or other retirement plan or arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds, separate accounts and general accounts in which such plans, accounts or arrangements are invested, that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or
Section 4975 of the Code (each, a "Plan") should carefully review with its legal advisors whether the purchase or holding of Offered Certificates could give rise to a transaction that is prohibited or is not otherwise permitted either under ERISA or Section 4975 of the Code or whether there exists any statutory or administrative exemption applicable thereto.

    Lehman Brothers Inc. ("Lehman Brothers") has received from the DOL an individual prohibited transaction exemption (the "Exemption"), which generally exempts from the application of the prohibited transaction provisions of Sections 406(a) and (b) and 407(a) of ERISA, and the excise taxes imposed on such prohibited transactions pursuant to Sections 4975(a) and (b) of the Code, the purchase, sale and holding of mortgage pass-through certificates underwritten by an Underwriter, as hereinafter defined, provided that certain conditions set forth in the Exemption are satisfied. For purposes of this discussion, the term "Underwriter" shall include (a) Lehman Brothers, (b) any person directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with Lehman Brothers, and (c) any member of the underwriting syndicate or selling group of which Lehman Brothers or a person described in (b) is a manager or co-manager with respect to the Offered Certificates.

    The Exemption sets forth six general conditions that must be satisfied for a transaction involving the purchase, sale and holding of Class A-1, Class A-2 and Class IO Certificates to be eligible for exemptive relief thereunder. First, the acquisition of the Certificates by a Plan must be on terms that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party. Second, the rights and interests evidenced by such Certificates must not be subordinated to the rights and interests evidenced by the other certificates of the same trust. Third, such Certificates at the time of acquisition by the Plan must be rated in one of the three highest generic rating categories by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"), Duff & Phelps Credit Rating Co. ("DCR"), Moody's Investor's Service, Inc. ("Moody's") or Fitch IBCA, Inc. ("Fitch"). Fourth, the Trustee cannot be an affiliate of any other member of the "Restricted Group," which consists of either Underwriter, the Depositor, the Master Servicer, the Special Servicer, the Trustee, any sub-servicer, and any borrower with respect to Mortgage Loans constituting more than 5.0% of the aggregate unamortized principal balance of the Mortgage Loans as of the date of initial issuance of such Certificates. Fifth, the sum of all payments made to and retained by either Underwriter must represent not more than reasonable compensation for underwriting such Certificates; the sum of all payments made to and retained by the Depositor pursuant to the assignment of the Mortgage Loans to the Trust Fund must represent not more than the fair market value of such obligations; and the sum of all payments made to and retained by the Master Servicer, a Special Servicer or any sub-servicer must represent not more than reasonable compensation for such person's services under the Pooling and Servicing Agreement and reimbursement of such person's reasonable expenses in connection therewith. Sixth, the investing Plan must be an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act.

    Because none of the Class A-1, Class A-2 and Class IO Certificates are subordinated with respect to any other Class of Certificates, the second general condition set forth above is satisfied with respect to such Certificates. It is a condition of their issuance that the Class A-1 and Class A-2 Certificates be rated not lower than "Aaa" and "AAA", respectively, by Moody's and Standard & Poor's and that the Class IO Certificates be rated not lower than "Aaa" and "AAAr", respectively, by Moody's and Standard & Poor's; thus, the third general condition set forth above is satisfied with respect to such Certificates as of the Closing Date. In addition, the fourth general condition set forth above is also satisfied as of the Closing Date. A fiduciary of a Plan contemplating purchasing any such Certificate in the secondary market must make its own determination that, at the time of such purchase, such Certificate continue to satisfy the third and fourth general conditions set forth above. A fiduciary of a Plan contemplating the purchase of any such Certificate must make its own determination that the first, fifth and sixth general conditions set forth above will be satisfied with respect to such Certificate as of the date of such purchase.

    The Exemption also requires that the Trust Fund meet the following requirements: (i) the Trust Fund must consist solely of assets of the type that have been included in other investment pools; (ii) certificates in such other investment pools must have been rated in one of the three highest categories of Standard & Poor's, Moody's, DCR or Fitch for at least one year prior to the Plan's acquisition of such Certificates; and (iii) certificates in such other investment pools must have been purchased by investors other than Plans for at least one year prior to any Plan's acquisition of such Certificates. The Depositor has confirmed to its satisfaction that such requirements have been satisfied as of the date hereof.

    If the general conditions of the Exemption are satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(a) and 407(a) of ERISA (as well as the excise taxes imposed by Sections 4975(a) and (b) of the Code by reason of Sections 4975(c)(1)(A) through (D) of the Code) in connection with (i) the direct or indirect sale, exchange or transfer of such Certificates in the initial issuance of Certificates between the Depositor or an Underwriter and a Plan when the Depositor, an Underwriter, the Trustee, the Master Servicer, the Special Servicer, a sub-servicer or a borrower is a "Party in Interest," as defined in the Prospectus, with respect to the investing Plan, (ii) the direct or indirect acquisition or disposition in the secondary market of Senior Certificates by a Plan and (iii) the holding of Senior Certificates by a Plan. However, no exemption is provided from the restrictions of Sections 406(a)(1)(E), 406(a)(2) and 407 of ERISA for the acquisition or holding of such Certificate on behalf of an "Excluded Plan" by any person who has discretionary authority or renders investment advice with respect to the assets of such Excluded Plan. For purposes hereof, an Excluded Plan is a Plan sponsored by any member of the Restricted Group.

    If certain specific conditions of the Exemption are also satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(b)(1) and (b)(2) of ERISA and the taxes imposed by Section 4975(c)(1)(E) of the Code in connection with (1) the direct or indirect sale, exchange or transfer of Senior Certificates in the initial issuance of Certificates between the Depositor or an Underwriter and a Plan when the person who has discretionary authority or renders investment advice with respect to the investment of such Plan's assets in such Certificates is (a) a borrower with respect to 5.0% or less of the fair market value of the Mortgage Loans or (b) an affiliate of such a person, (2) the direct or indirect acquisition or disposition in the secondary market of Senior Certificates by such Plan and (3) the holding of such Certificates by such Plan.

    Further, if certain specific conditions of the Exemption are satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(a), 406(b) and 407(a) of ERISA, and the taxes imposed by Sections 4975(a) and (b) of the Code by reason of Section 4975(c) of the Code for transactions in connection with the servicing, management and operation of the Mortgage Pool. The Depositor expects that the specific conditions of the Exemption required for this purpose will be satisfied with respect to the Senior Certificates.

    The Exemption also may provide an exemption from the restrictions imposed by Sections 406(a) and 407(a) of ERISA, and the taxes imposed by Sections 4975(a) and (b) of the Code by reason of Sections 4975(c)(1)(A) through (D) of the Code if such restrictions are deemed to otherwise apply merely because a person is deemed to be a Party in Interest with respect to an investing Plan by virtue of providing services to the Plan (or by virtue of having certain specified relationships to such a person) solely as a result of the Plan's ownership of Senior Certificates. A purchaser of any such Certificate should be aware, however, that even if the conditions specified in one or more exemptions are satisfied, the scope of relief provided by an exemption may not cover all acts that may be considered prohibited transactions.

    Before purchasing any Senior Certificate, a fiduciary of a Plan should itself confirm that the specific and general conditions of the Exemption and the other requirements set forth in the Exemption would be satisfied. In addition to making its own determination as to the availability of the exemptive relief provided in the Exemption, the Plan fiduciary should consider the availability of any other prohibited transaction exemptions. See "ERISA CONSIDERATIONS" in the Prospectus.

    THE CHARACTERISTICS OF THE CLASS B, CLASS C, CLASS D AND CLASS E CERTIFICATES DO NOT MEET THE REQUIREMENTS OF THE EXEMPTION. ACCORDINGLY, CERTIFICATES OF THOSE CLASSES MAY NOT BE ACQUIRED BY A PLAN, OTHER THAN AN INSURANCE COMPANY GENERAL ACCOUNT, WHICH MAY BE ABLE TO RELY ON SECTION III OF PTE 95-60 (DISCUSSED BELOW).

    Section III of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60") exempts from the application of the prohibited transaction provisions of Sections 406(a), 406(b) and 407(a) of ERISA and Section 4975 of the Code transactions in connection with the servicing, management and operation of a trust (such as the Trust Fund) in which an insurance company general account has an interest as a result of its acquisition of certificates issued by the trust, provided that certain conditions are satisfied. If these conditions are met, insurance company general accounts would be allowed to purchase classes of Certificates (such as the Class B, Class C, Class D and Class E Certificates) which do not meet the requirements of the Exemption solely because they (i) are subordinated to other classes of Certificates in the Trust Fund and/or (ii) have not received a rating at the time of the acquisition in one of the three highest rating categories from Standard & Poor's, Moody's, DCR or Fitch. All other conditions of the Exemption would have to be satisfied in order for PTE 95-60 to be available. Before purchasing Class B, Class C, Class D or Class E Certificates, an insurance company general account seeking to rely on Section III of PTE 95-60 should itself confirm that all applicable conditions and other requirements have been satisfied.

    Insurance company general accounts purchasing any Class of Certificates may also be able to rely on relief from certain fiduciary provisions of ERISA provided under Section 401(c) of ERISA. Insurance companies seeking to rely on such relief should independently determine whether, and the extent to which, such relief is available.

                                LEGAL INVESTMENT

    Any Offered Certificates rated in the category of "AAA" or "AA" (or the equivalent) by at least one Rating Agency will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended ("SMMEA"). All other Offered Certificates (the "Non-SMMEA Certificates") will not constitute "mortgage related securities" for purposes of SMMEA. As a result, the appropriate characterization of the Non-SMMEA Certificates under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase the Non-SMMEA Certificates of any Class, may be subject to significant interpretative uncertainties. In addition, institutions whose investment activities are subject to review by federal or state regulatory authorities may be or may become subject to restrictions on the investment by such institutions in certain forms of mortgage related securities. Investors should consult their own legal advisors to determine whether and to what extent the Offered Certificates constitute legal investments for them. See "Legal Investment" in the Prospectus.

    The Depositor makes no representation as to the ability of particular investors to purchase the Offered Certificates under applicable legal investment or other restrictions. All institutions whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the Offered Certificates constitute legal investments for them or are subject to investment, capital or other restrictions. See "Legal Investment" in the Prospectus.

                             METHOD OF DISTRIBUTION

    Subject to the terms and conditions set forth in the underwriting agreement (the "Underwriting Agreement") among the Depositor and the Underwriters, the Depositor has agreed to sell to each Underwriter, and each Underwriter has agreed to purchase one-half of the respective Certificate Balances of each Class of Offered Certificates.

    In the Underwriting Agreement, the Underwriters have severally agreed to purchase all of the Offered Certificates if any are purchased. In the event of a default by either Underwriter, the Underwriting Agreement provides that the purchase commitment of the non-defaulting Underwriter may be increased. Proceeds to the Depositor from the sale of the Offered Certificates, before deducting expenses payable by the Depositor, will be approximately $3,216,885,511, which includes accrued interest.

    Distribution of the Offered Certificates will be made by each Underwriter from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. Each Underwriter may effect such transactions by selling the Offered Certificates to or through dealers, and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from such Underwriter. In connection with the purchase and sale of the Offered Certificates, the Underwriters may be deemed to have received compensation from the Depositor in the form of underwriting discounts. Each Underwriter and any dealers that participate with either Underwriter in the distribution of the Offered Certificates may be deemed to be underwriters and any profit on the resale of the Offered Certificates positioned by them may be deemed to be underwriting discounts and commissions under the Securities Act. The Underwriters expect to sell a portion of the Offered Certificates to or through BancAmerica Robertson Stephens.

    Purchasers of the Offered Certificates, including dealers, may, depending on the facts and circumstances of such purchases, be deemed to be "underwriters" within the meaning of the Securities Act in connection with reoffers and sales by them of Offered Certificates. Certificateholders should consult with their legal advisors in this regard prior to any such reoffer or sale.

    The Depositor also has been advised by the Underwriters that each of them, through one or more of its affiliates, currently intends to make a market in the Offered Certificates; however, neither Underwriter has any obligation to do so, any market making may be discontinued at any time and there can be no assurance that an active secondary market for the Offered Certificates will develop. See "Risk Factors-- Limited Liquidity" herein and in the Prospectus.

    This Prospectus and Prospectus Supplements may be used by the Depositor, First Union Capital Markets, an affiliate of the Depositor, and any other affiliate of the Depositor when required under the federal securities laws in connection with offers and sales of Offered Certificates in furtherance of market-making activities in Offered Certificates. First Union Capital Markets or any such other affiliate may act as principal or agent in such transactions. Such sales will be made at prices related to prevailing market prices at the time of sale or otherwise.

    The Depositor has agreed to indemnify each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act against, or make contributions to each Underwriter and each such controlling person with respect to, certain liabilities, including liabilities under the Securities Act.

                                 LEGAL MATTERS

    Certain legal matters will be passed upon for the Depositor by Willkie Farr & Gallagher, New York, New York, and certain legal matters will be passed upon for the Underwriters by Sidley & Austin, New York, New York.

                                    RATINGS

    It is a condition of their issuance that each of the Class A-1 and Class A-2 Certificates be rated not lower than "Aaa" by Moody's and "AAA" by Standard & Poor's, that the Class IO Certificates be rated not lower than "Aaa" by Moody's and "AAAr" by Standard & Poor's, that the Class B Certificates be rated not lower than "Aa2" by Moody's and "AA" by Standard & Poor's, that the Class C Certificates be rated not lower than "A2" by Moody's and "A" by Standard & Poor's, that the Class D Certificates be rated not lower than "Baa2" by Moody's and "BBB" by Standard & Poor's and that the Class E Certificates be rated not lower than "Baa3" by Moody's and "BBB-" by Standard & Poor's.

    The ratings on the Offered Certificates address the likelihood of timely receipt by holders thereof of all distributions of interest to which they are entitled and, except in the case of the Class IO Certificates, distributions of principal by the Rated Final Distribution Date set forth on the cover page of this Prospectus Supplement. The ratings take into consideration the credit quality of the Mortgage Pool, structural and legal aspects associated with the Offered Certificates, and the extent to which the payment stream from the Mortgage Pool is adequate to make payments required under the Offered Certificates. A security rating does not represent any assessment of (i) the likelihood or frequency of principal prepayments or default interest on the Mortgage Loans, (ii) the degree to which such prepayments might differ from those originally anticipated or (iii) whether and to what extent Prepayment Premiums and Yield Maintenance Charges will be received. Also, a security rating does not represent any assessment of the yield to maturity that investors may experience or the possibility that the holders of the Class IO Certificates might not fully recover their investment in the event of rapid prepayments of the Mortgage Loans (including both voluntary and involuntary prepayments). Therefore, such security rating addresses credit risk and not the risk of prepayment. As described herein, the amounts payable with respect to the Class IO Certificates consist only of interest. If the entire Mortgage Pool were to prepay in the initial month, with the result that the holders of the Class IO Certificates receive only a single month's interest and thus suffer a nearly complete loss of their investment, all amounts "due" to such Certificateholders will nevertheless have been paid, and such result is consistent with the ratings received on the Class IO Certificates. The Class IO Certificates' notional amount upon which interest is calculated is reduced by the allocation of Realized Losses and prepayments, whether voluntary or involuntary. The rating does not address the timing or magnitude of reductions of the notional amounts of the Class IO Components, but only the obligation to pay interest timely on the notional amount as reduced from time to time. Accordingly, the ratings of the Class IO Certificates should be evaluated independently from similar ratings on other types of securities.

    A downgrade, qualification or withdrawal of a rating with respect to the Enhancement Insurer, a provider of a residual value insurance policy, a Tenant or a Guarantor may adversely affect the ratings of the Offered Certificates.

    There can be no assurance that any rating agency not requested to rate the Offered Certificates will not nonetheless issue a rating to any or all Classes thereof and, if so, what such rating or ratings would be. A rating assigned to any Class of Offered Certificates by a rating agency that has not been requested by the Depositor to do so may be lower than the rating assigned thereto by any of the Rating Agencies.

    Standard & Poor's assigns the additional symbol of "r" to highlight classes of securities that Standard & Poor's believes may experience high volatility or high variability in expected returns due to non-credit risks; however, the absence of an "r" symbol should not be taken as an indication that a Class will exhibit no volatility or variability in total return.

    The ratings on the Offered Certificates should be evaluated independently from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency. See "Risk
Factors--Limited Nature of Ratings" in the Prospectus.

                         INDEX OF PRINCIPAL DEFINITIONS

                                                                                               PAGE
                                                                                       ---------------------
30/360 basis.........................................................................                   S-37
Accrued Certificate Interest.........................................................                  S-103
actual/360 basis.....................................................................                   S-37
Additional Interest..................................................................                   S-38
Additional Rights....................................................................                   S-51
Additional Servicing Fee.............................................................                   S-90
Additional Servicing Fee Rate........................................................                   S-90
Additional Trust Fund Expenses.......................................................            S-15, S-107
Administrative Cost Rate.............................................................                   S-54
Advance..............................................................................                  S-108
Anticipated Repayment Date...........................................................                   S-38
Appraisal Reduction Amount...........................................................                  S-109
ARD Loans............................................................................                   S-38
Assumed Final Distribution Date......................................................                  S-114
Assumed Scheduled Payment............................................................                   S-21
Available Distribution Amount........................................................             S-17, S-98
Balloon Loans........................................................................                   S-11
Balloon Payment......................................................................                   S-11
Bank of America Loans................................................................             S-14, S-37
Bond-Type Leases.....................................................................                   S-51
Casualty or Condemnation Rights......................................................                   S-51
CBE..................................................................................                  S-119
Certificate Balance..................................................................        S-3, S-15, S-96
Certificate Owner....................................................................              S-9, S-95
Certificateholders...................................................................             S-15, S-97
Certificates.........................................................................         S-1, S-8, S-95
Class................................................................................         S-1, S-8, S-95
Class A Certificates.................................................................              S-8, S-95
Class IO Component...................................................................             S-15, S-96
Closing Date.........................................................................              S-9, S-83
Code.................................................................................             S-10, S-36
Collection Period....................................................................                   S-97
Comparative Financial Status Report..................................................                  S-112
Compensating Interest Payment........................................................             S-23, S-89
Compensating Class of Sequential Pay Certificates....................................                   S-87
Controlling Class Representative.....................................................              S-9, S-87
Corrected Mortgage Loan..............................................................                   S-88
CPR..................................................................................                  S-120
Credit Lease.........................................................................                   S-13
Credit Lease Default.................................................................                   S-50
Credit Lease Loans...................................................................                   S-13
Credit Lease Table...................................................................                   S-50
CSSA Loan File.......................................................................                  S-110
CSSA Property File...................................................................                  S-110
Custodian............................................................................                   S-83
Cut-off Date.........................................................................                    S-1
Cut-off Date Balance.................................................................                   S-10
Cut-off Date DSC Ratio...............................................................                   S-53
Cut-off Date LTV Ratio...............................................................                   S-54
DCR..................................................................................                  S-126
Defeasance Collateral................................................................                   S-12
Definitive Offered Certificate.......................................................              S-9, S-95
Delinquent Loan Status Report........................................................                  S-110
Depositor............................................................................                    S-1
Determination Date...................................................................             S-21, S-97

                                                                                               PAGE
                                                                                                 -
Discount Rate........................................................................                  S-105
Distributable Certificate Interest...................................................            S-20, S-103
Distribution Date....................................................................        S-3, S-17, S-97
Distribution Date Statement..........................................................                  S-109
DOL..................................................................................                   S-27
Double Net Leases....................................................................                   S-51
DSC Ratio............................................................................                   S-52
DTC..................................................................................              S-9, S-95
Enhancement Insurer..................................................................                   S-34
ERISA................................................................................            S-27, S-125
Excess Cash Flow.....................................................................                   S-38
Excluded Class.......................................................................                  S-105
Exemption............................................................................                  S-125
Final Recovery Determination.........................................................                  S-110
First Principal Payment Date.........................................................                  S-119
First Union Capital Markets..........................................................                    S-8
Fitch................................................................................                  S-126
Form 8-K.............................................................................                   S-86
Fox Valley Borrower..................................................................                   S-46
Fox Valley Mortgage..................................................................                   S-46
Fox Valley Property..................................................................                   S-46
FUNB.................................................................................                    S-8
FUNB Loans...........................................................................             S-14, S-37
Guarantor............................................................................                   S-33
Hawthorn Borrower....................................................................                   S-47
Hawthorn Loan........................................................................                   S-47
Hawthorn Property....................................................................                   S-47
Historical Loan Modification Report..................................................                  S-111
Historical Loss Estimate Report......................................................                  S-111
HUD..................................................................................                   S-40
IBM/Broadmoor ARD....................................................................                   S-43
IBM/Broadmoor Borrower...............................................................                   S-43
IBM/Broadmoor Ground Lease...........................................................                   S-45
IBM/Broadmoor Net Lease..............................................................                   S-44
IBM/Broadmoor Property...............................................................                   S-43
IBM Put-Back Space...................................................................                   S-44
IBM/Somers Borrower..................................................................                   S-41
IBM/Somers Net Lease.................................................................                   S-41
IBM/Somers Property..................................................................                   S-41
Initial Pool Balance.................................................................              S-1, S-10
Interest Reserve Account.............................................................                   S-98
Interest Reserve Amount..............................................................                   S-99
Interest Reserve Loans...............................................................                   S-99
IRS..................................................................................                  S-124
Last Principal Payment Date..........................................................                  S-119
Lease Enhancement Policies...........................................................                   S-13
Lehman Brothers......................................................................                  S-125
Lehman Loans.........................................................................             S-14, S-37
Lehman Seller........................................................................                    S-9
Loan Payoff Notification Report......................................................                  S-111
Lockout Period.......................................................................                   S-54
Loss of Rents........................................................................                   S-52
Maintenance Rights...................................................................                   S-51
Majority Subordinate Certificateholder...............................................                  S-115
Master Servicer......................................................................              S-1, S-87
Master Servicing Fee.................................................................                   S-89
Master Servicing Fee Rate............................................................                   S-89

                                                                                               PAGE
                                                                                       ---------------------
Maturity Date LTV Ratio..............................................................                   S-54
Monthly Payments.....................................................................                   S-11
Monthly Rental Payments..............................................................                   S-13
Moody's..............................................................................                  S-126
Mortgage.............................................................................                   S-36
Mortgage File........................................................................                   S-83
Mortgage Loan Purchase Agreements....................................................                   S-83
Mortgage Loan Seller.................................................................                    S-3
Mortgage Loans.......................................................................                    S-1
Mortgage Note........................................................................                   S-36
Mortgage Pool........................................................................                    S-1
Mortgage Rates.......................................................................                   S-11
Mortgaged Property...................................................................        S-1, S-10, S-36
Net Aggregate Prepayment Interest Shortfall..........................................            S-23, S-103
Net Cash Flow........................................................................                   S-52
Net Mortgage Rate....................................................................             S-16, S-97
NOI Adjustment Worksheet.............................................................                  S-112
Nonrecoverable P&I Advance...........................................................                  S-108
Non-SMMEA Certificates...............................................................            S-28, S-128
Norwest Bank.........................................................................                  S-116
Offered Certificates.................................................................         S-1, S-8, S-95
OID Regulations......................................................................                  S-124
Operating Statement Analysis.........................................................                  S-111
P&I Advance..........................................................................            S-22, S-107
Participants.........................................................................              S-9, S-95
Pass-Through Rate....................................................................                    S-3
Plan.................................................................................            S-27, S-125
Pooling and Servicing Agreement......................................................             S-15, S-95
PP...................................................................................                   S-43
Prentiss.............................................................................                   S-43
Prepayment Interest Excess...........................................................             S-23, S-89
Prepayment Interest Shortfall........................................................             S-23, S-89
Prepayment Premiums..................................................................                  S-105
Primary Term.........................................................................                   S-49
Principal Recovery Fee...............................................................                   S-89
Principal Distribution Amount........................................................            S-20, S-103
Private Certificates.................................................................              S-8, S-95
Privileged Persons...................................................................                  S-113
PTE 95-60............................................................................                  S-127
Purchase Price.......................................................................                   S-83
Qualified Appraiser..................................................................                  S-108
Rated Final Distribution Date........................................................             S-1, S-115
Rating Agencies......................................................................                   S-27
Realized Losses......................................................................            S-15, S-107
Reimbursement Rate...................................................................            S-22, S-108
Related Proceeds.....................................................................                  S-108
REMIC................................................................................              S-3, S-26
REMIC Administrator..................................................................                  S-115
REMIC Regular Certificates...........................................................              S-8, S-95
REMIC Residual Certificates..........................................................              S-8, S-95

                                                                                               PAGE
                                                                                       ---------------------
Replacements and Leasing Expenses....................................................                   S-44
Rental Property......................................................................                   S-52
REO Extension........................................................................                   S-93
REO Mortgage Loan....................................................................                  S-104
REO Property.........................................................................             S-24, S-88
REO Status Report....................................................................                  S-111
Required Appraisal Date..............................................................                  S-108
Required Appraisal Loan..............................................................                  S-108
Required Defeasance Period...........................................................                  S-118
Restricted Group.....................................................................                  S-126
Restricted Servicer Reports..........................................................                  S-112
Scenario.............................................................................                  S-120
Scheduled Payment....................................................................            S-21, S-104
Section 42 Properties................................................................       S-40, S-10, S-36
Securities Act.......................................................................                    S-8
Senior Certificates..................................................................            S-23, S-105
Sequential Pay Certificates..........................................................              S-8, S-95
Servicing Fees.......................................................................                   S-89
Servicing Transfer Event.............................................................                   S-88
SMMEA................................................................................            S-28, S-128
Special Servicer.....................................................................                    S-3
Special Servicing Fee................................................................                   S-89
Special Servicing Fee Rate...........................................................                   S-89
Specially Serviced Mortgage Loans....................................................                   S-88
Specially Serviced Trust Fund Assets.................................................                   S-88
Standard & Poor's....................................................................                  S-126
Stated Principal Balance.............................................................             S-16, S-97
Subordinate Certificates.............................................................            S-23, S-105
Table Assumptions....................................................................                  S-120
Tax Credits..........................................................................                   S-40
Tenant...............................................................................                   S-13
Tenants..............................................................................                   S-13
Triple Net Leases....................................................................                   S-51
Trust Fund...........................................................................        S-1, S-15, S-95
Trustee..............................................................................                    S-3
Trustee Fee..........................................................................                  S-116
Underwriters.........................................................................             S-1, S-126
Underwriting Agreement...............................................................                  S-128
Unrestricted Servicer Reports........................................................                  S-112
URB..................................................................................                   S-46
Urban................................................................................                   S-46
Voting Rights........................................................................                  S-115
Watch List Report....................................................................                  S-111
Weighted Average Net Mortgage Rate...................................................             S-16, S-97
Yield Maintenance Charges............................................................                  S-104
Yield Tables.........................................................................                  S-119

First Union / Lehman Brothers / Bank of America Commercial Mortgage Trust
1998-C2

ITALICS indicate mortgage loans secured by multiple properties.


Control
  No.   Property Name                                                Address
============================================================================================================
  1     IBM Corporate Office Complex                                Route 100 and Route 138
  2     Broadmoor Austin                                            11501 Burnet Road
  3     Fox Valley Mall                                             Route 59 and East New York Ave.
  4     Hawthorn Center                                             Milwaukee Ave and Town Line Road
  5     First Union Plaza                                           999 Peachtree Street
------------------------------------------------------------------------------------------------------------
  6     Oakwood Village                                             185 Route 206
  7     Phillips Place                                              6800 Fairview Road

  9     Musselman Portfolio (Roll-Up)                               Various
------------------------------------------------------------------------------------------------------------
  9a    Comfort Suites (Musselman-Newport)                          420 Riverboat Row
  9b    Comfort Suites (Musselman-Louisville)                       1850 Resource Way
  9c    Comfort Inn (Musselman-Brooks)                              149 Willabrook Drive
  9d    Fairfield Inn (Musselman-Shepherdsville)                    362 Brenton Way
  9e    Sleep Inn (Musselman-Louisville)                            1850 Priority Way
------------------------------------------------------------------------------------------------------------
  9f    Days Inn (Musselman-Glasgow)                                105 Days Inn Boulevard
  9g    Comfort Inn (Musselman-Glasgow)                             210 Calvary Drive
  9h    Days Inn (Musselman-Pikeville)                              518 South Mayo Trail
  9i    Days Inn (Musselman-Ashland)                                12700 State Road 180
  9j    Holiday Inn Express (Musselman-Cave City)                   SEQ of I-65 and Kentucky Highway 90
------------------------------------------------------------------------------------------------------------

  10    Ohio Edison Office Building                                 76 South Main Street
  11    The Ridge Gardens Apartments                                8509 Old Harford Road
  12    Holiday Inn Downtown                                        138 Lafayette Street
  13    Peach Tree Apartments                                       2002-2042 Peach Orchard Drive
------------------------------------------------------------------------------------------------------------
  14    St. Andrews Place                                           12100 St. Andrews Place
  15    Hunt Club                                                   404 Christopher Ave
  16    100 West Chestnut St.                                       100 West Chestnut St.
  17    Hickory Ridge Commons Shopping Center                       SEC of Winchester Road and Ridgeway Road
  18    Holly Hall                                                  2111 Holly Hall Drive
------------------------------------------------------------------------------------------------------------
  19    1066 Third Avenue (Royale Retail Condominiums)              1066 Third Avenue
  20    Richardson Highlands                                        401 Sherwood Drive
  21    Burke Centre                                                Burke Centre Pkwy. & Rte. 123

  22    Stallings Portfolio (Loan Level)                            Various
------------------------------------------------------------------------------------------------------------
  22a   367 Business & Professional Park (Stallings Portfolio)      12400-12528 Lusher Road
  22b   Lindbergh Business Center (Stallings Portfolio)             3200-3318 North Highway 67
  22c   94 Hemsath Business Center (Stallings Portfolio)            2350 Highway 94 Outer Road South
  22d   201 S. Central (Stallings Portfolio)                        201 S. Central
  22e   Medical Arts Building (Stallings Portfolio)                 52 Maryland Plaza
------------------------------------------------------------------------------------------------------------
  22f   Lindbergh Center (Stallings Portfolio)                      3319-3391 North Highway 67
  22g   Brown I-270 Professional Building (Stallings Portfolio)     5494 Brown Road
  22h   Jamestown Business Center (Stallings Portfolio)             4401-4459 North Highway 67
  22i   94 Heritage Service Station Mall (Stallings Portfolio)      2550-2600 Old Highway 94 South
  22j   Lindburgh Park (Stallings Portfolio)                        2420-2432 North Highway 67
------------------------------------------------------------------------------------------------------------
  22k   Marietta Plaza (Stallings Portfolio)                        13210-13290 New Halls Ferry Road

  23    Brinker Trust 11                                            Various
  23a   On The Border - Store #16                                   1121 I-20 West
  23b   Macaroni Grill - Store #131                                 5133 S. Padre Island Dr.
------------------------------------------------------------------------------------------------------------
  23c   On The Border - Store #50                                   4301 S. Broadway
  23d   On The Border - Store #17                                   1890 S. Stemmon Frwy.
  23e   Chili's - Store #332                                        7621 F.M. 1960
  23f   Macaroni Grill - Store #37                                  1670 W. I-20
  23g   Chili's - Store #520                                        5025 E. 42nd St.
------------------------------------------------------------------------------------------------------------
  23h   Chili's - Store #272                                        3710 Call Field Dr.
  23i   Chili's - Store #326                                        2800 Judson Rd.

  24    Brinker Trust 9                                             6700-6750 LBJ Freeway
  25    Quince Orchard I Apartments                                 805 Quince Orchard Blvd
------------------------------------------------------------------------------------------------------------
  26    Levittown Trace Apartments                                  3000 Ford Rd.
  27    Chester Mall                                                Route 17M
  28    Peachtree Walk                                              1074-1075 Peachtree Walk
  29    Statesboro Mall                                             U.S. Highway #80 And Brannen Street
  30    Days Inn & Suites Historic Savannah                         201 West Bay Street
------------------------------------------------------------------------------------------------------------


                                                                    Cross
Control                                              Zip       Collateralized                Original
  No.         City                         State     Code          Groups                  Balance ($)
=========================================================================================================
   1          Somers                         NY     10589                                 $  180,000,000
   2          Austin                         TX     78758                                    154,000,000
   3          Aurora                         IL     60504                                     85,527,649
   4          Vernon Hills                   IL     60061                                     77,863,877
   5          Atlanta                        GA     30309                                     64,000,000
---------------------------------------------------------------------------------------------------------
   6          Mount Olive                    NJ     07836                                     64,000,000
   7          Charlotte                      NC     28200                                     25,350,000

   9          Various                        KY    Various                                    24,000,000
---------------------------------------------------------------------------------------------------------
  9a          Newport                        KY     41071
  9b          Louisville                     KY     40299
  9c          Brooks                         KY     40109
  9d          Shepherdsville                 KY     40165
  9e          Louisville                     KY     40299
---------------------------------------------------------------------------------------------------------
  9f          Glasgow                        KY     42141
  9g          Glasgow                        KY     42141
  9h          Pikeville                      KY     41501
  9i          Ashland                        KY     41102
  9j          Cave City                      KY     42127
---------------------------------------------------------------------------------------------------------

  10          Akron                          OH     44308                                     22,500,000
  11          Baltimore                      MD     21234                                     22,240,000
  12          New York                       NY     10013                                     22,000,000
  13          Falls Church                   VA     22043                                     21,200,000
---------------------------------------------------------------------------------------------------------
  14          Miramar                        FL     33023                                     21,000,000
  15          Gaithersburg                   MD     20879                                     20,860,000
  16          Chicago                        IL     60610                                     20,000,000
  17          Memphis                        TN     38115                                     18,000,000
  18          Houston                        TX     77054                                     17,697,000
---------------------------------------------------------------------------------------------------------
  19          New York                       NY     10021                                     17,400,000
  20          Marin City                     CA     94965                                     16,900,000
  21          Burke                          VA     22015                                     16,500,000

  22          St. Louis                      MO    Various                                    16,300,000
---------------------------------------------------------------------------------------------------------
  22a         St. Louis County               MO     63138
  22b         Florissant                     MO     63033
  22c         St. Charles                    MO     63303
  22d         Clayton                        MO     63105
  22e         St. Louis                      MO     63108
---------------------------------------------------------------------------------------------------------
  22f         Florissant                     MO     63033
  22g         Hazelwood                      MO     63042
  22h         Florissant                     MO     63034
  22i         St. Charles                    MO     63303
  22j         Florissant                     MO     63033
---------------------------------------------------------------------------------------------------------
  22k         Florissant                     MO     63033

  23          Various                        TX    Various                                    15,404,325
  23a         Arlington                      TX     76017
  23b         Corpus Christie                TX     78411
---------------------------------------------------------------------------------------------------------
  23c         Tyler                          TX     75703
  23d         Lewisville                     TX     75067
  23e         Houston                        TX     77070
  23f         Arlington                      TX     76017
  23g         Odessa                         TX     79762
---------------------------------------------------------------------------------------------------------
  23h         Witchita Falls                 TX     78603
  23i         Longview                       TX     75605

  24          Dallas                         TX     75240                                     15,385,864
  25          Gaithersburg                   MD     20876                                     15,182,000
---------------------------------------------------------------------------------------------------------
  26          Bristol                        PA     19007                                     14,560,000
  27          Chester                        NY     10918                                     14,500,000
  28          Atlanta                        GA     30309                                     14,500,000
  29          Statesboro                     GA     30458                                     14,300,000
  30          Savannah                       GA     31401                                     13,800,000
---------------------------------------------------------------------------------------------------------


                             % of Aggregate    Cumulative                                        Interest
  Control    Cut-off Date      Cut-off Date    % of Initial     Mortgage    Administrative        Accrual
    No.      Balance ($)        Balance        Pool Balance     Rate (%)     Cost Rate (%)        Method
==================================================================================================================
   1    $ 78,378,814.33        5.23%           5.23%         6.8300%        0.0462%            30/360
   2      54,000,000.00        4.52            9.75          7.0400         0.0462           Actual/360
   3      85,527,649.00        2.51            12.26         6.7500         0.0462           Actual/360
   4      77,863,877.00        2.28            14.55         6.7500         0.0462           Actual/360
   5      64,000,000.00        1.88            16.42         6.7500         0.0962           Actual/360
-------------------------------------------------------------------------------------------------------------------
   6      63,766,163.27        1.87            18.30         7.3600         0.0962           Actual/360
   7      25,328,344.54        0.74            19.04         6.7900         0.0962           Actual/360

   9      23,892,525.17        0.70            19.74         7.6720         0.1462           Actual/360
-------------------------------------------------------------------------------------------------------------------
  9a
  9b
  9c
  9d
  9e
-------------------------------------------------------------------------------------------------------------------
  9f
  9g
  9h
  9i
  9j
-------------------------------------------------------------------------------------------------------------------

  10      22,468,036.24        0.66            20.40         7.0800         0.1212           Actual/360
  11      22,168,011.77        0.65            21.05         7.1100         0.0962             30/360
  12      21,840,552.21        0.64            21.69         7.5500         0.0962           Actual/360
  13      21,172,007.68        0.62            22.31         7.3750         0.0962           Actual/360
-------------------------------------------------------------------------------------------------------------------
  14      20,942,733.05        0.61            22.93         6.8800         0.0962           Actual/360
  15      20,806,341.65        0.61            23.54         6.8000         0.0962             30/360
  16      20,000,000.00        0.59            24.12         6.8500         0.0962           Actual/360
  17      17,952,727.94        0.53            24.65         7.1000         0.1012           Actual/360
  18      17,697,000.00        0.52            25.17         8.1400         0.0962           Actual/360
-------------------------------------------------------------------------------------------------------------------
  19      17,344,007.86        0.51            25.68         7.1400         0.0962           Actual/360
  20      16,847,577.42        0.49            26.17         7.3260         0.0962           Actual/360
  21      16,446,273.67        0.48            26.66         7.0800         0.0962           Actual/360

  22      16,277,350.35        0.48            27.13         7.1700         0.1462           Actual/360
-------------------------------------------------------------------------------------------------------------------
  22a
  22b
  22c
  22d
  22e
-------------------------------------------------------------------------------------------------------------------
  22f
  22g
  22h
  22i
  22j
-------------------------------------------------------------------------------------------------------------------
  22k

  23      15,391,930.50        0.45            27.59         7.1560         0.0962             30/360
  23a
  23b
-------------------------------------------------------------------------------------------------------------------
  23c
  23d
  23e
  23f
  23g
-------------------------------------------------------------------------------------------------------------------
  23h
  23i

  24      15,373,841.14        0.45            28.04         7.1560         0.0962             30/360
  25      15,161,953.80        0.44            28.48         7.3750         0.0962           Actual/360
-------------------------------------------------------------------------------------------------------------------
  26      14,522,217.09        0.43            28.91         7.1700         0.0962           Actual/360
  27      14,488,711.07        0.43            29.33         7.2600         0.0962           Actual/360
  28      14,452,038.73        0.42            29.76         7.0000         0.0962           Actual/360
  29      14,288,507.76        0.42            30.18         7.1000         0.0962           Actual/360
  30      13,770,454.32        0.40            30.58         7.3400         0.0962           Actual/360
-------------------------------------------------------------------------------------------------------------------



                                                                                     Original    Remaining
                                                   Original        Remaining          Term to     Term to       Original
 Control             Amortization               Interest-Only    Interest-Only       Maturity     Maturity    Amortization
   No.                   Type                   Period (Mos.)    Period (Mos.)        (Mos.)       (Mos.)      Term (Mos.)
=============================================================================================================================
   1    Fully Amortizing                                 0                0            188         185            188
   2    Interest-Only then Step Payments: Balloon        36               35           156         155            190
   3    Interest-Only (ARD)                             108              105           108         102             0
   4    Interest-Only (ARD)                             132              129           132         126             0
   5    Interest-Only then Amortizing Balloon            60               60           180         180            360
----------------------------------------------------------------------------------------------------------------------------
   6    Fully Amortizing                                 0                0            360         355            360
   7    Amortizing Balloon                               0                0            120         119            360

   9    Amortizing Balloon                               0                0            120         116            300
----------------------------------------------------------------------------------------------------------------------------
  9a
  9b
  9c
  9d
  9e
----------------------------------------------------------------------------------------------------------------------------
  9f
  9g
  9h
  9i
  9j
----------------------------------------------------------------------------------------------------------------------------

  10    Amortizing (ARD)                                 0                0             84          82            360
  11    Amortizing Balloon                               0                0            144         140            360
  12    Amortizing Balloon                               0                0             60          56            240
  13    Amortizing Balloon                               2                0            182         178            360
----------------------------------------------------------------------------------------------------------------------------
  14    Amortizing Balloon                               0                0            120         117            360
  15    Amortizing Balloon                               0                0            120         117            360
  16    Amortizing Balloon                               0                0            120         120            360
  17    Amortizing (ARD)                                 0                0            120         117            360
  18    Interest-Only then Amortizing (ARD)              23               13           120         110            360
----------------------------------------------------------------------------------------------------------------------------
  19    Amortizing Balloon                               0                0            120         116            360
  20    Amortizing Balloon                               0                0             84          80            360
  21    Amortizing Balloon                               0                0            180         176            360

  22    Amortizing (ARD)                                 0                0            120         118            360
----------------------------------------------------------------------------------------------------------------------------
  22a
  22b
  22c
  22d
  22e
----------------------------------------------------------------------------------------------------------------------------
  22f
  22g
  22h
  22i
  22j
----------------------------------------------------------------------------------------------------------------------------
  22k

  23    Step Payments: Balloon(1)                        0                0            239         234            316
  23a
  23b
----------------------------------------------------------------------------------------------------------------------------
  23c
  23d
  23e
  23f
  23g
----------------------------------------------------------------------------------------------------------------------------
  23h
  23i

  24    Step Payments: Balloon(1)                        0                0            239         234            316
  25    Amortizing Balloon                               2                0            182         178            360
----------------------------------------------------------------------------------------------------------------------------
  26    Amortizing (ARD)                                 0                0            180         177            360
  27    Amortizing Balloon                               0                0            120         119            360
  28    Amortizing Balloon                               0                0            120         116            360
  29    Amortizing Balloon                               0                0            120         119            360
  30    Amortizing Balloon                               0                0            120         118            300
----------------------------------------------------------------------------------------------------------------------------


          Remaining
Control  Amortization  Origination   Maturity       Balloon
  No.    Term (Mos.)     Date        or ARD      Balance ($)   Property Type            Prepayment Provisions
==================================================================================================================================
   1         185        1/13/98      10/1/13               -   Office                   L(2.33),D(13.21),O(.125)
   2         189        3/27/98      4/10/11    $ 76,967,566   Office                   L(2.17),D(10.71),O(.125)
   3          0         11/8/97     11/10/06      85,527,649   Retail - Anchored        L(2.58),D(6.42)
   4          0         11/8/97     11/10/08      77,863,879   Retail - Anchored        L(2.58),D(8.42)
   5         360        4/8/98       5/1/13       55,463,657   Office                   L(8),D(6.5),O(.5)
----------------------------------------------------------------------------------------------------------------------------------
   6         355       11/19/97      12/1/27       6,241,605   Multifamily              L(4),YM1%(6),1(19.75),O(.25) or D(Borr)
   7         359        3/2/98       4/1/08       21,988,816   Retail - Unanchored      L(4),D(5.75),O(.25)

   9         296       12/31/97      1/1/08       19,586,097   Hotel - Limited Service  L(5),D(4.5),O(.5)
----------------------------------------------------------------------------------------------------------------------------------
  9a                                                           Hotel - Limited Service
  9b                                                           Hotel - Limited Service
  9c                                                           Hotel - Limited Service
  9d                                                           Hotel - Limited Service
  9e                                                           Hotel - Limited Service
----------------------------------------------------------------------------------------------------------------------------------
  9f                                                           Hotel - Limited Service
  9g                                                           Hotel - Limited Service
  9h                                                           Hotel - Limited Service
  9i                                                           Hotel - Limited Service
  9j                                                           Hotel - Limited Service
----------------------------------------------------------------------------------------------------------------------------------

  10         358        2/12/98      3/1/05       20,740,744   Office                   L(3),D(3.75),O(.25)
  11         356       12/24/97      1/1/10       18,202,030   Multifamily              L(4),YM1%(5),O(3)
  12         236       12/19/97      1/1/03       19,267,850   Hotel - Full Service     L(4.42),D(.58)
  13         358       12/12/97      3/1/13       16,505,912   Multifamily              L(6),YM1%(8.167),O(1)
----------------------------------------------------------------------------------------------------------------------------------
  14         357        1/20/98      2/1/08       18,247,894   Multifamily              L(4),D(5.67),O(.33)
  15         357        1/12/98      2/1/08       17,815,347   Multifamily              L(2.25),D(7.25),O(.5)
  16         360        4/7/98       5/1/08       17,378,274   Multifamily              L(5),3(2),2(2),1(.75),O(.25)
  17         357        1/30/98      2/1/08       15,732,230   Retail - Anchored        L(4),D(5.5),O(.5)
  18         360        6/16/97      7/1/07       16,353,456   Multifamily              L(2),YM1%(3),5(1),4(1),3(1),2(1),1(.5),O(.5)
----------------------------------------------------------------------------------------------------------------------------------
  19         356        12/2/97      1/1/08       15,226,011   Retail - Anchored        L(3),YM1%(6.5),O(.5)
  20         356       12/31/97      1/1/05       15,638,434   Multifamily              L(3),D(3.5),O(.5)
  21         356       12/24/97      1/1/13       12,664,341   Retail - Anchored        L(5),D(9.5),O(.5)

  22         358        2/4/98       3/1/08       14,284,591   Office                   L(3),YM1%(6.75),O(.25)
----------------------------------------------------------------------------------------------------------------------------------
  22a                                                          Office
  22b                                                          Office
  22c                                                          Office
  22d                                                          Office
  22e                                                          Office
----------------------------------------------------------------------------------------------------------------------------------
  22f                                                          Office
  22g                                                          Office
  22h                                                          Office
  22i                                                          Office
  22j                                                          Office
----------------------------------------------------------------------------------------------------------------------------------
  22k                                                          Office

  23         311       11/24/97      11/1/17       6,674,050   CTL                      L(2.417),D(17.5)
  23a                                                          CTL
  23b                                                          CTL
----------------------------------------------------------------------------------------------------------------------------------
  23c                                                          CTL
  23d                                                          CTL
  23e                                                          CTL
  23f                                                          CTL
  23g                                                          CTL
----------------------------------------------------------------------------------------------------------------------------------
  23h                                                          CTL
  23i                                                          CTL

  24         311       11/24/97      11/1/17       6,610,082   CTL                      L(2.417),D(17.5)
  25         358       12/12/97      3/1/13       11,820,413   Multifamily              L(6),YM1%(8.167),O(1)
----------------------------------------------------------------------------------------------------------------------------------
  26         357        1/22/98      2/1/13       11,217,049   Multifamily              L(3),D(11.5),O(.5)
  27         359        3/13/98      4/1/08       12,734,965   Retail - Anchored        L(4),D(5.75),O(.25)
  28         356       12/23/97      1/1/08       12,641,824   Multifamily              L(3),YM1%(2),1(4.5),O(.5) or D(Borr)
  29         359        3/5/98       4/1/08       12,507,067   Retail - Anchored        L(4),D(5.5),O(.5)
  30         298        2/10/98      3/1/08       11,159,915   Hotel - Full Service     3(3),2(3),1(3),O(1)
----------------------------------------------------------------------------------------------------------------------------------


                      Annual
Control                Debt                 Net                        Appraised         Appraisal
  No.               Service ($)        Cash Flow ($)     DSCR (x)      Value ($)            Year
=====================================================================================================
   1             $ 18,741,973         $ 24,796,000     1.32x     $ 280,000,000          1997
   2               10,992,178           16,441,000     1.50        202,000,000          1998
   3                5,853,298           11,156,114     1.91        138,994,118          1997
   4                5,328,809           10,669,445     2.00        132,421,624          1997
   5                4,981,233(2)         6,979,849     1.40        105,000,000          1998
-----------------------------------------------------------------------------------------------------
   6                5,296,536            6,878,459     1.30         80,000,000          1997
   7                1,981,131            2,549,680     1.29         32,210,000          1998

   9                2,160,620            3,054,386     1.41         35,030,000          1997
-----------------------------------------------------------------------------------------------------
  9a                                                                 8,500,000          1997
  9b                                                                 4,500,000          1997
  9c                                                                 3,200,000          1997
  9d                                                                 3,100,000          1997
  9e                                                                 3,100,000          1997
-----------------------------------------------------------------------------------------------------
  9f                                                                 2,830,000          1997
  9g                                                                 2,600,000          1997
  9h                                                                 2,500,000          1997
  9i                                                                 2,425,000          1997
  9j                                                                 2,275,000          1997
-----------------------------------------------------------------------------------------------------

  10                1,810,847            2,563,053     1.42         30,300,000          1998
  11                1,795,319            2,467,595     1.37         27,800,000          1997
  12                2,134,845            3,256,588     1.53         39,700,000          1997
  13                1,757,078            2,268,311     1.29         27,000,000          1997
-----------------------------------------------------------------------------------------------------
  14                1,656,303            2,205,945     1.33         27,000,000          1997
  15                1,631,899            1,980,890     1.21         26,150,000          1997
  16                1,572,622            1,907,283     1.21         26,150,000          1998
  17                1,451,589            1,815,016     1.25         22,950,000          1997
  18                1,579,027(2)         1,930,113     1.22         22,000,000          1997
-----------------------------------------------------------------------------------------------------
  19                1,408,839            1,707,611     1.21         23,300,000          1997
  20                1,393,923            1,698,269     1.22         21,500,000          1997
  21                1,327,954            2,011,744     1.51         24,700,000          1997

  22                1,323,740            1,904,827     1.44         21,795,000          1997
-----------------------------------------------------------------------------------------------------
  22a                                                                4,350,000          1997
  22b                                                                3,850,000          1997
  22c                                                                2,400,000          1997
  22d                                                                2,350,000          1997
  22e                                                                1,780,000          1997
-----------------------------------------------------------------------------------------------------
  22f                                                                1,500,000          1997
  22g                                                                1,350,000          1997
  22h                                                                1,120,000          1997
  22i                                                                1,100,000          1997
  22j                                                                1,075,000          1997
-----------------------------------------------------------------------------------------------------
  22k                                                                  920,000          1997

  23                Step Loan            1,124,123     NAP          15,420,000          1997
  23a                                                                2,270,000          1997
  23b                                                                1,970,000          1997
-----------------------------------------------------------------------------------------------------
  23c                                                                1,940,000          1997
  23d                                                                1,920,000          1997
  23e                                                                1,770,000          1997
  23f                                                                1,580,000          1997
  23g                                                                1,560,000          1997
-----------------------------------------------------------------------------------------------------
  23h                                                                1,230,000          1997
  23i                                                                1,180,000          1997

  24                Step Loan            1,133,782     NAP          15,360,000          1997
  25                1,258,300            1,584,939     1.26         20,242,000          1997
-----------------------------------------------------------------------------------------------------
  26                1,182,432            1,497,351     1.27         18,200,000          1997
  27                1,188,167            1,658,271     1.40         19,400,000          1998
  28                1,157,626            1,454,654     1.26         20,000,000          1997
  29                1,153,207            1,628,140     1.41         19,900,000          1997
  30                1,206,587            1,687,692     1.40         18,500,000          1998
-----------------------------------------------------------------------------------------------------


                                              Underwritten
                                               Hospitality                                                         Sq. Ft.,
             Cut-off        Scheduled          Average                                                             Units
 Control      Date        Maturity Date         Daily                  Year                Year                   Bed, Pad
   No.        LTV (%)         LTV (%)           Rate ($)               Built            Renovated                 or Room
================================================================================================================================
   1          63.7%            0.0%                                    1987                N/A                1,078,069 Sq. Ft.
   2          76.2            38.1                                     1991                N/A                1,112,236 Sq. Ft.
   3          61.5            61.5                                     1975                1998                 566,001 Sq. Ft.
   4          58.8            58.8                                     1973             1988,1994               499,282 Sq. Ft.
   5          61.0            52.8                                     1987                N/A                  615,726 Sq. Ft.
------------------------------------------------------------------------------------------------------------------------------
   6          79.7            7.8                                    1973-1985             N/A                    1,224 Units
   7          78.6            68.3                                     1997                N/A                  129,644 Sq. Ft.

   9          68.2            55.9             $50.92                                                               775 Rooms
------------------------------------------------------------------------------------------------------------------------------
  9a                                            80.67                  1997                N/A                      124 Rooms
  9b                                            65.54                  1995                N/A                       70 Rooms
  9c                                            51.45                  1993                N/A                       66 Rooms
  9d                                            57.93                  1997                N/A                       64 Rooms
  9e                                            47.53                  1996                N/A                       63 Rooms
------------------------------------------------------------------------------------------------------------------------------
  9f                                            46.40                  1997                N/A                       59 Rooms
  9g                                            44.47                  1996                N/A                       61 Rooms
  9h                                            44.94                  1960s               N/A                      100 Rooms
  9i                                            43.82                  1991                N/A                       63 Rooms
  9j                                            45.87                  1969                1993                     105 Rooms
------------------------------------------------------------------------------------------------------------------------------

  10          74.2            68.5                                     1976                N/A                  335,736 Sq. Ft.
  11          79.7            65.5                                     1964                1997                     603 Units
  12          55.0            48.5             142.23                  1923                1992                     223 Rooms
  13          78.4            61.1                                     1973                1995                     340 Units
------------------------------------------------------------------------------------------------------------------------------
  14          77.6            67.6                                     1997                N/A                      332 Units
  15          79.6            68.1                                     1986                N/A                      336 Units
  16          76.5            66.5                                     1983                N/A                      280 Units
  17          78.2            68.6                                    1991-92              N/A                  247,393 Sq. Ft.
  18          80.4            74.3                                     1972                N/A                      569 Units
------------------------------------------------------------------------------------------------------------------------------
  19          74.4            65.4                                     1987                N/A                   40,442 Sq. Ft.
  20          78.4            72.7                                     1978                N/A                      198 Units
  21          66.6            51.3                                     1980                1996                 212,885 Sq. Ft.

  22          74.7            65.5                                                                              250,820 Sq. Ft.
------------------------------------------------------------------------------------------------------------------------------
  22a                                                                 1989-90              N/A                   45,998 Sq. Ft.
  22b                                                                1981,1983             N/A                   50,700 Sq. Ft.
  22c                                                                  1985                N/A                   26,266 Sq. Ft.
  22d                                                                  1955                N/A                   22,491 Sq. Ft.
  22e                                                                  1939                N/A                   25,909 Sq. Ft.
------------------------------------------------------------------------------------------------------------------------------
  22f                                                                  1985                N/A                   19,619 Sq. Ft.
  22g                                                                  1987                N/A                   12,158 Sq. Ft.
  22h                                                                  1982                N/A                   14,325 Sq. Ft.
  22i                                                                  1987                N/A                   11,740 Sq. Ft.
  22j                                                                1970,1987             N/A                   11,364 Sq. Ft.
------------------------------------------------------------------------------------------------------------------------------
  22k                                                                  1973                N/A                   10,250 Sq. Ft.

  23           NAP            43.0                                                                               60,385 Sq. Ft.
  23a                                                                  1994                N/A                    9,209 Sq. Ft.
  23b                                                                  1996                N/A                    7,328 Sq. Ft.
------------------------------------------------------------------------------------------------------------------------------
  23c                                                                  1996                N/A                    6,899 Sq. Ft.
  23d                                                                  1995                N/A                    7,113 Sq. Ft.
  23e                                                                  1993                N/A                    5,693 Sq. Ft.
  23f                                                                  1992                N/A                    7,328 Sq. Ft.
  23g                                                                  1996                N/A                    5,997 Sq. Ft.
------------------------------------------------------------------------------------------------------------------------------
  23h                                                                  1993                N/A                    5,125 Sq. Ft.
  23i                                                                  1993                N/A                    5,693 Sq. Ft.

  24           NAP            43.0                                     1980                N/A                  197,336 Sq. Ft.
  25          74.9            58.4                                   1971-1973             1992                     396 Units
------------------------------------------------------------------------------------------------------------------------------
  26          79.8            61.6                                     1965              1994-97                    617 Units
  27          74.7            65.6                                   1989-1990             N/A                  192,805 Sq. Ft.
  28          72.3            63.2                                     1996                N/A                      218 Units
  29          71.8            62.9                                     1970                N/A                  295,987 Sq. Ft.
  30          74.4            60.3              61.55                  1851                1981                     253 Rooms
------------------------------------------------------------------------------------------------------------------------------


                Loan per
             Sq. Ft., Units                                                            Underwritten
 Control      Bed, Pad           Occupancy              Rent Roll                      Replacement
   No.        or Room ($)       Percentage (%)           Date                          Reserves ($)  per
==================================================================================================================
   1         $ 166.97             100.0%                5/1/98                                   -
   2           138.46             100.0                 5/1/98                                   -
   3           151.11              84.8                 4/3/98                               $0.25   Sq. Ft.
   4           155.95              88.5                 4/3/98                                0.25   Sq. Ft.
   5           103.94              95.6                 4/1/98                                0.20   Sq. Ft.
---------------------------------------------------------------------------------------------------------------
   6        52,287.58              97.7                 9/18/97                             200.00   Unit
   7           195.54              89.7                 1/19/98                               0.10   Sq. Ft.

   9        30,967.74              NAP                   NAP                   4% of Gross Revenue   Room
---------------------------------------------------------------------------------------------------------------
  9a                               NAP                   NAP                   4% of Gross Revenue   Room
  9b                               NAP                   NAP                   4% of Gross Revenue   Room
  9c                               NAP                   NAP                   4% of Gross Revenue   Room
  9d                               NAP                   NAP                   4% of Gross Revenue   Room
  9e                               NAP                   NAP                   4% of Gross Revenue   Room
---------------------------------------------------------------------------------------------------------------
  9f                               NAP                   NAP                   4% of Gross Revenue   Room
  9g                               NAP                   NAP                   4% of Gross Revenue   Room
  9h                               NAP                   NAP                   4% of Gross Revenue   Room
  9i                               NAP                   NAP                   4% of Gross Revenue   Room
  9j                               NAP                   NAP                   4% of Gross Revenue   Room
---------------------------------------------------------------------------------------------------------------

  10            67.02              94.1                 1/1/98                                0.15   Sq. Ft.
  11        36,882.26              95.6                11/1/97                              207.00   Unit
  12        98,654.71              NAP                   NAP                   4% of Gross Revenue   Room
  13        62,352.94              93.0                 9/30/97                             275.00   Unit
---------------------------------------------------------------------------------------------------------------
  14        63,253.01              95.0                12/20/97                             175.00   Unit
  15        62,083.33              93.6                 4/2/98                              228.00   Unit
  16        71,428.57              97.3                 4/1/98                              239.00   Unit
  17            72.76              95.8                12/1/97                                0.10   Sq. Ft.
  18        31,101.93              88.5                 6/25/97                             175.00   Unit
---------------------------------------------------------------------------------------------------------------
  19           430.25              96.0                11/13/97                               0.15   Sq. Ft.
  20        85,353.54              98.0                11/9/97                              284.00   Unit
  21            77.51              95.3                 4/9/98                                0.33   Sq. Ft.

  22            64.99              96.0                10/6/97                                0.16   Sq. Ft.
---------------------------------------------------------------------------------------------------------------
  22a                              98.0                10/6/97                                0.15   Sq. Ft.
  22b                              90.0                10/16/97                               0.15   Sq. Ft.
  22c                              90.0                10/6/97                                0.15   Sq. Ft.
  22d                             100.0                10/6/97                                0.20   Sq. Ft.
  22e                             100.0                10/6/97                                0.20   Sq. Ft.
---------------------------------------------------------------------------------------------------------------
  22f                             100.0                10/31/97                               0.15   Sq. Ft.
  22g                              95.0                10/6/97                                0.15   Sq. Ft.
  22h                              93.0                10/6/97                                0.15   Sq. Ft.
  22i                             100.0                10/6/97                                0.15   Sq. Ft.
  22j                              99.0                10/18/97                               0.20   Sq. Ft.
---------------------------------------------------------------------------------------------------------------
  22k                             100.0                10/16/97                               0.20   Sq. Ft.

  23           255.10             100.0                 5/1/98                                   -   Sq. Ft.
  23a                             100.0                 5/1/98                                   -   Sq. Ft.
  23b                             100.0                 5/1/98                                   -   Sq. Ft.
---------------------------------------------------------------------------------------------------------------
  23c                             100.0                 5/1/98                                   -   Sq. Ft.
  23d                             100.0                 5/1/98                                   -   Sq. Ft.
  23e                             100.0                 5/1/98                                   -   Sq. Ft.
  23f                             100.0                 5/1/98                                   -   Sq. Ft.
  23g                             100.0                 5/1/98                                   -   Sq. Ft.
---------------------------------------------------------------------------------------------------------------
  23h                             100.0                 5/1/98                                   -   Sq. Ft.
  23i                             100.0                 5/1/98                                   -   Sq. Ft.

  24            77.97             100.0                 5/1/98                                   -   Sq. Ft.
  25        38,338.38              95.0                10/3/97                              226.00   Unit
---------------------------------------------------------------------------------------------------------------
  26        23,598.06              93.7                 8/1/97                              250.00   Unit
  27            75.21             100.0                10/31/97                               0.15   Sq. Ft.
  28        66,513.76              87.2                11/11/97                             150.00   Unit
  29            48.31              99.8                 2/27/98                               0.19   Sq. Ft.
  30        54,545.45              NAP                   NAP                   4% of Gross Revenue   Room
---------------------------------------------------------------------------------------------------------------


                           Largest Tenant                                                    2nd Largest Tenant
              -----------------------------------------------------------  ---------------------------------------------------------
                                                     Tenant                                                            Tenant
   Control                                        Area Leased   Lease                                               Area Leased
     No.                    Tenant Name            (Sq. Ft.)   Exp Date    Tenant Name                                (Sq. Ft.)
=========================================================================  =========================================================
   1    IBM                                     1,078,069       10/31/13
   2    IBM                                     1,112,236        3/31/11
   3    The Limited                                18,765        1/31/06   World Footlocker                            13,925
   4    Barnes & Noble                             27,399        1/31/06   The Limited                                 17,119
   5    FUNB                                      114,370        3/31/05   Sutherland Asbill                          112,003
------------------------------------------------------------------------------------------------------------------------------------
   6
   7    Consolidated Theatre\Philips Place         30,000       11/14/16   Restoration Hardware                         8,850

   9
------------------------------------------------------------------------------------------------------------------------------------
  9a
  9b
  9c
  9d
  9e
------------------------------------------------------------------------------------------------------------------------------------
  9f
  9g
  9h
  9i
  9j
------------------------------------------------------------------------------------------------------------------------------------

  10    Ohio Edison Company                       258,082       12/31/06   Stark & Knoll, L.P.A.                        8,399
  11
  12
  13
------------------------------------------------------------------------------------------------------------------------------------
  14
  15
  16
  17    Upton's                                    58,771       10/31/08   Sears                                       35,424
  18
------------------------------------------------------------------------------------------------------------------------------------
  19    A&P                                        16,721        3/31/15   Parking Garage                              13,021
  20
  21    Hechinger Company                          60,000        4/30/09   Safeway, Inc.                               41,764

  22
------------------------------------------------------------------------------------------------------------------------------------
  22a   Christian Home Health-BJC                   4,800        2/28/98   Mayfair Auto Parts, Inc.                     4,000
  22b   Environmental Analysis                      7,000        9/30/01   Wamhoff Accounting/Dibo Enterprises          3,500
  22c   Framing Designs                             2,000        1/31/99   Dawnmark Supply, Inc.                        2,000
  22d   Eaker & Henry Law Firm                      3,152        6/30/98   Charles Smith                                2,290
  22e   Cervantes Insurance - Gateway Insurance    14,145       12/31/00   Maryland Fitness                             5,444
------------------------------------------------------------------------------------------------------------------------------------
  22f   Grace & Company                             3,000        2/28/99   North County National Educational Assoc.     2,000
  22g   State of Missouri - Dept of Public Hway     2,000        6/30/98   Robert Marklin DDS                           1,078
  22h   Tropical World Pet                          3,000        7/31/01   North County Pet Supply                      1,800
  22i   Bryant Transmission Center                  2,950       12/31/98   Abney's Automotive, Inc.                     2,475
  22j   Consolidated Mortgage                       3,016       11/30/98   H & R Block                                  1,500
------------------------------------------------------------------------------------------------------------------------------------
  22k   Mary Lucas Market Research                  2,980        9/30/98   North County Dental Specialists              2,400

  23
  23a   On The Border                               9,209       11/30/17
  23b   Macaroni Grill                              7,328       11/30/17
------------------------------------------------------------------------------------------------------------------------------------
  23c   On The Border                               6,899       11/30/17
  23d   On The Border                               7,113       11/30/17
  23e   Chili's                                     5,693       11/30/17
  23f   Macaroni Grill                              7,328       11/30/17
  23g   Chili's                                     5,997       11/30/17
------------------------------------------------------------------------------------------------------------------------------------
  23h   Chili's                                     5,125       11/30/17
  23i   Chili's                                     5,693       11/30/17

  24    Highland Oaks I, II, III                  197,336       11/30/17
  25
------------------------------------------------------------------------------------------------------------------------------------
  26
  27    Ames                                       54,511       NAV        ShopRite                                    54,440
  28
  29    Belk                                       64,923        7/31/04   J.C. Penney                                 38,720
  30
------------------------------------------------------------------------------------------------------------------------------------


                                  3rd Largest Tenant
            ----------      -----------------------------------------------------------------
                                                                Tenant
  Control     Lease                                           Area Leased           Lease               Control
    No.     Exp Date                  Tenant Name              (Sq. Ft.)           Exp Date               No.
====================================================================================================================================
     1                                                                                                     1
     2                                                                                                     2
     3       12/31/03       Lerner                                  12,316                 1/31/02         3
     4        1/31/05       Abercrombie & Fitch                     12,220                 6/30/06         4
     5        4/30/00       Heery International                     98,029                 9/30/07         5
------------------------------------------------------------------------------------------------------------------------------------
     6                                                                                                     6
     7        9/24/12       Dean and Deluca                          7,500                 6/24/07         7

     9                                                                                                     9
------------------------------------------------------------------------------------------------------------------------------------
    9a                                                                                                     9a
    9b                                                                                                     9b
    9c                                                                                                     9c
    9d                                                                                                     9d
    9e                                                                                                     9e
------------------------------------------------------------------------------------------------------------------------------------
    9f                                                                                                     9f
    9g                                                                                                     9g
    9h                                                                                                     9h
    9i                                                                                                     9i
    9j                                                                                                     9j
------------------------------------------------------------------------------------------------------------------------------------

    10        2/28/01       First Energy Corporation                 6,003                12/31/01         10
    11                                                                                                     11
    12                                                                                                     12
    13                                                                                                     13
------------------------------------------------------------------------------------------------------------------------------------
    14                                                                                                     14
    15                                                                                                     15
    16                                                                                                     16
    17       10/31/03       Planet Music/Borders                    30,170                10/31/03         17
    18                                                                                                     18
------------------------------------------------------------------------------------------------------------------------------------
    19       12/31/11       Citibank                                 8,681                 1/31/13         19
    20                                                                                                     20
    21        4/20/05       CVS Pharmacy                            11,168                 8/31/00         21

    22                                                                                                     22
------------------------------------------------------------------------------------------------------------------------------------
    22a       7/31/01       Century 21 Select                        3,400                 2/28/99        22a
    22b       6/30/01       United Resources Realty                  3,450                11/30/98        22b
    22c       5/31/98       CSL Tax Consulting                       1,750                 5/31/99        22c
    22d       3/31/00       Home Care Services                       2,033                 8/31/98        22d
    22e      12/31/99       Clayton Business School                  3,025                 4/30/98        22e
------------------------------------------------------------------------------------------------------------------------------------
    22f       6/30/01       Applied Power                            2,000                 5/31/99        22f
    22g      10/31/97       ACS Guard Service                        1,000                 2/28/98        22g
    22h       4/30/00       Timber & Stone, Inc. - Forgotten Song    1,700                 3/31/99        22h
    22i       6/30/98       Detail Etc.                              2,475                10/31/98        22i
    22j       4/30/98       Krause Food Service, Inc.                1,500                 9/30/99        22j
------------------------------------------------------------------------------------------------------------------------------------
    22k       5/31/99       Edward Jones                             1,120                 8/14/02        22k

    23                                                                                                     23
    23a                                                                                                   23a
    23b                                                                                                   23b
------------------------------------------------------------------------------------------------------------------------------------
    23c                                                                                                   23c
    23d                                                                                                   23d
    23e                                                                                                   23e
    23f                                                                                                   23f
    23g                                                                                                   23g
------------------------------------------------------------------------------------------------------------------------------------
    23h                                                                                                   23h
    23i                                                                                                   23i

    24                                                                                                     24
    25                                                                                                     25
------------------------------------------------------------------------------------------------------------------------------------
    26                                                                                                     26
    27      NAV             Chester Six Plex, Inc.                  13,281               NAV               27
    28                                                                                                     28
    29        4/30/00       BiLo, Inc.                              38,595                 6/30/13         29
    30                                                                                                     30
------------------------------------------------------------------------------------------------------------------------------------




1 & 2 & 3

Control
 No.       Property Name                                               Address
===================================================================================================================================
  31       Shaws Sainsbury                                             50 Boston Post Road
  32       Sandy Mall                                                  9405-9560 S. 700 East St. & 830 E. 9400 South St.

  33       Consolidated Cap Care Properties (8)                        Various
  33a      Wynne Skilled                                               400 Arkansas Street
-----------------------------------------------------------------------------------------------------------------------------------
  33b      Marianna                                                    Highway 79 West
  33c      Forrest City Intermediate - 500 Kittle Road                 500 Kittle Road
  33d      DeWitt                                                      1325 Liberty Drive
  33e      Stuttgart                                                   West 20th Street
  33f      Forrest City Skilled - 603 Kittle Road                      603 Kittle Road
-----------------------------------------------------------------------------------------------------------------------------------
  33g      Helena Skilled - 116 November                               116 November Drive
  33h      Helena Intermediate - 111 Hospital                          111 Hospital Drive

  34       Stone Creek / Waters Landing                                12840 Locbury Circle
  35       Temple City Square                                          8847 Las Tunas Drive and 8913 Elm Avenue
-----------------------------------------------------------------------------------------------------------------------------------
  36       Hechinger Commons Shopping Center                           3101-3231 Duke Street
  37       Steeplechase / Largo                                        150 Steeplechase Way
  38       Sandy Springs Plaza                                         6221 - 6351 Roswell Road NE
  39       The Plantation at Lafayette                                 211 Liberty Ave.
  40       North Atherton Place                                        North Atherton & Vairo Road
-----------------------------------------------------------------------------------------------------------------------------------
  41       Woodholme Medical Building                                  1838 Greene Tree Road
  42       GTE Stemmons Crossing                                       9999 West Technology Boulevard
  43       Highland Pinetree Apartments                                1501 S. Highland Avenue

  44       Westmont Business Park (Roll-up)                            Various
-----------------------------------------------------------------------------------------------------------------------------------
  44a      SWC of Burr Oak Drive and Chestnut Avenue (Westmont)        SWC of Burr Oak Drive and Chestnut Avenue
  44b      2-44 Plaza Drive (Westmont)                                 22-44 Plaza Drive
  44c      825 North Cass Avenue (Westmont)                            825 North Cass Avenue
  44d      640-650 Blackhawk Drive (Westmont)                          640-650 Blackhawk Drive

-----------------------------------------------------------------------------------------------------------------------------------
  45       Wyndham Garden Hotel                                        3350 Avenue of the Arts
  46       Hulen Bend Center                                           6080 South Hulen Road
  47       Cineplex Odeon Movie Theater                                6150 East Avenue
  48       Rose Hill II                                                4910-4926 Knickerbocker Drive
  49       Golf Glen Mart Plaza                                        9000-9196 Golf Road
-----------------------------------------------------------------------------------------------------------------------------------
  50       Clearwater Crossing Shopping Center                         NWC 82nd Street/Dean Road
  51       Rivercrest Village Apartments                               7928 La Riviera Drive
  52       Super K-Mart Center                                         111 Constitution Drive
  53       Quince Orchard II Apartments                                805 Quince Orchard Blvd
  54       Market at Wolfcreek                                         Germantown Parkway Highway 64 on Stage Road
-----------------------------------------------------------------------------------------------------------------------------------

  55       Brinker Trust 5                                             Various
  55a      Macaroni Grill - Store #106                                 780 Cobb Place Blvd.
  55b      On The Border - Store #24                                   8555 S. Quebec St.
  55c      Chili's - Store #364                                        3030 S. Glenstone
-----------------------------------------------------------------------------------------------------------------------------------
  55d      Chili's - Store #523                                        301 Constitution
  55e      Chili's - Store #256                                        2107 N. Veterans Pkwy.
  55f      Chili's - Store #421                                        3580 Broadway

  56       Brinker Trust 7                                             Various
-----------------------------------------------------------------------------------------------------------------------------------
  56a      Macaroni Grill - Store #53                                  39300 Seven Mile Rd.
  56b      Macaroni Grill - Store #84                                  2572 Citiplace Court
  56c      On The Border - Store #40                                   8101 Giacosa Dr.
  56d      Chili's - Store #500                                        2319 Iowa St.
  56e      Chili's - Store #404                                        9610 Hwy 5
-----------------------------------------------------------------------------------------------------------------------------------
  56f      Chili's - Store #314                                        1388 Kildaire Farm Rd.

  57       Northwind                                                   1680 Sky Mountain Road

  58       Brinker Trust 2                                             Various
-----------------------------------------------------------------------------------------------------------------------------------
  58a      Macaroni Grill - Store #50                                  11100 West Markham
  58b      Macaroni Grill - Store #115                                 740 SE Maynard Rd.
  58c      Chili's - Store #470                                        1706 E. Cheyenne Mountain Rd.
  58d      Chili's - Store #302                                        3795 E. Main St.
  58e      Chili's - Store # 309                                       9009 E. 71st Street
-----------------------------------------------------------------------------------------------------------------------------------
  58f      Chili's - Store #329                                        1161 Old Salem Rd.

  59       Concorde Centre II Office Building                          2999 NE 191st Street
  60       Sundance West Apartments                                    3245  Clover Way
  61       Old Farm                                                    3751 Appian Way
-----------------------------------------------------------------------------------------------------------------------------------


 Control                                     Zip    Collateralized             Original
  No.      City                     State   Code       Groups                Balance ($)
============================================================================================
  31       Orange                    CT    44601                            $ 13,812,944
  32       Sandy                     UT    84093                              13,750,000

  33       Various                   AR    Various                            13,500,000
  33a      Wynne                     AR    72396
-----------------------------------------------------------------------------------------
  33b      Marianna                  AR    72342
  33c      Forrest City              AR    72335
  33d      Dewitt                    AR    72042
  33e      Stuttggart                AR    72160
  33f      Forrest City              AR    72335
-----------------------------------------------------------------------------------------
  33g      Helena                    AR    72342
  33h      Helena                    AR    72342

  34       Germantown                MD    20866                              13,400,000
  35       Temple City               CA    91780                              13,280,000
-----------------------------------------------------------------------------------------
  36       Alexandria                VA    22314                              13,250,000
  37       Largo                     MD    20772                              13,240,000
  38       Sandy Springs (Atlanta)   GA    30328                              13,200,000
  39       Lafayette                 LA    70508                              12,750,000
  40       Patton Township           PA    16802                              12,500,000
-----------------------------------------------------------------------------------------
  41       Baltimore                 MD    21208                              12,500,000
  42       Dallas                    TX    77071                              12,400,000
  43       Fullerton                 CA    92632                              12,400,000

  44       Westmont                  IL    60559                              12,250,000
-----------------------------------------------------------------------------------------
  44a      Westmont                  IL    60559
  44b      Westmont                  IL    60559
  44c      Westmont                  IL    60559
  44d      Westmont                  IL    60559

-----------------------------------------------------------------------------------------
  45       Costa Mesa                CA    92626                              12,250,000
  46       Fort Worth                TX    76132                              12,200,000
  47       Hodgkins                  IL    60525                              12,150,000
  48       Alexandria                VA    22310                              12,000,000
  49       Niles                     IL    60714                              11,900,000
-----------------------------------------------------------------------------------------
  50       Indianapolis              IN    46250                              11,600,000
  51       Sacramanto                CA    95826                              11,600,000
  52       West Monroe               LA    71292                              11,300,000
  53       Gaithersburg              MD    20878                              10,994,000
  54       Memphis                   TN    38101       Group A                11,000,000
-----------------------------------------------------------------------------------------

  55       Various                   GA    Various                            10,680,387
  55a      Kennesaw                  GA    30144
  55b      Highlands Ranch           CO    80126
  55c      Springfield               MO    65804
-----------------------------------------------------------------------------------------
  55d      W. Monroe                 LA    71292
  55e      Bloomington               IL    61704
  55f      Edmond                    OK    73013

  56       Various                   MI    Various                            10,593,697
-----------------------------------------------------------------------------------------
  56a      Livonia                   MI    48152
  56b      Baton Rouge               LA    70808
  56c      Memphis                   TN    38133
  56d      Lawrence                  KS    66046
  56e      Douglasville              GA    30135
-----------------------------------------------------------------------------------------
  56f      Cary                      NC    27511

  57       Reno                      NV    89503                              10,600,000

  58       Various                   AR    Various                            10,521,645
-----------------------------------------------------------------------------------------
  58a      Little Rock               AR    72211
  58b      Cary                      NC    27511
  58c      Colorado Springs          CO    80906
  58d      St. Charles               IL    60174
  58e      Tulsa                     OK    74133
-----------------------------------------------------------------------------------------
  58f      Conyers                   GA    30207

  59       Aventura                  FL    33180                              10,500,000
  60       Reno                      NV    89509                              10,125,000
  61       Lexington                 KY    40517                              10,000,000
-----------------------------------------------------------------------------------------



                             % of Aggregate  Cumulative                              Interest
 Control   Cut-off Date      Cut-off Date   % of Initial   Mortgage  Administrative   Accrual            Amortization
   No.      Balance ($)        Balance      Pool Balance   Rate (%)  Cost Rate (%)     Method               Type
====================================================================================================================================
  31      $ 13,760,326.29    0.40%           30.98%        7.1250%      0.0962%        30/360     Step Payments: Fully Amortizing(1)
  32        13,738,706.98    0.40            31.39         6.9900       0.0962       Actual/360   Amortizing Balloon

  33        13,404,516.00    0.39            31.78         7.7500       0.0962       Actual/360   Fully Amortizing
  33a
------------------------------------------------------------------------------------------------------------------------------------
  33b
  33c
  33d
  33e
  33f
------------------------------------------------------------------------------------------------------------------------------------
  33g
  33h

  34        13,365,532.22    0.39            32.17         6.8000       0.0962         30/360     Amortizing Balloon
  35        13,269,824.24    0.39            32.56         7.3400       0.1462       Actual/360   Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------
  36        13,230,217.88    0.39            32.95         6.8750       0.0962       Actual/360   Amortizing Balloon
  37        13,205,943.83    0.39            33.34         6.8000       0.0962         30/360     Amortizing Balloon
  38        13,189,312.81    0.39            33.72         7.0625       0.0962       Actual/360   Amortizing Balloon
  39        12,750,000.00    0.37            34.10         7.5400       0.0962       Actual/360   Amortizing Balloon
  40        12,469,243.47    0.37            34.46         7.0400       0.1462         30/360     Fully Amortizing
------------------------------------------------------------------------------------------------------------------------------------
  41        12,443,167.58    0.37            34.83         7.6000       0.0962       Actual/360   Amortizing Balloon
  42        12,400,000.00    0.36            35.19         7.1300       0.0962       Actual/360   Amortizing Balloon
  43        12,389,735.13    0.36            35.56         6.9500       0.1462       Actual/360   Amortizing (ARD)

  44        12,218,749.98    0.36            35.92         7.2700       0.1462       Actual/360   Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------
  44a
  44b
  44c
  44d

------------------------------------------------------------------------------------------------------------------------------------
  45        12,204,210.32    0.36            36.27         7.3400       0.0962       Actual/360   Amortizing Balloon
  46        12,168,124.07    0.36            36.63         7.1300       0.0962       Actual/360   Amortizing (ARD)
  47        12,124,123.68    0.36            36.99         7.9900       0.0962         30/360     Fully Amortizing
  48        11,980,750.16    0.35            37.34         7.1250       0.0962         30/360     Amortizing Balloon
  49        11,863,983.65    0.35            37.69         7.4500       0.0962       Actual/360   Amortizing (ARD)
------------------------------------------------------------------------------------------------------------------------------------
  50        11,569,846.73    0.34            38.03         7.1600       0.1562       Actual/360   Amortizing (ARD)
  51        11,564,174.06    0.34            38.36         7.3480       0.0962       Actual/360   Amortizing Balloon
  52        11,283,800.93    0.33            38.70         8.3400       0.0462         30/360     Fully Amortizing
  53        10,979,483.59    0.32            39.02         7.3750       0.0962       Actual/360   Amortizing Balloon
  54        10,947,916.37    0.32            39.34         7.6825       0.1562       Actual/360   Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------

  55        10,671,795.87    0.31            39.65         7.1560       0.0962         30/360     Step Payments: Balloon(1)
  55a
  55b
  55c
------------------------------------------------------------------------------------------------------------------------------------
  55d
  55e
  55f

  56        10,585,153.28    0.31            39.96         7.1560       0.0962         30/360     Step Payments: Balloon(1)
------------------------------------------------------------------------------------------------------------------------------------
  56a
  56b
  56c
  56d
  56e
------------------------------------------------------------------------------------------------------------------------------------
  56f

  57        10,585,106.73    0.31            40.27         7.1250       0.0962       Actual/360   Amortizing Balloon

  58        10,513,286.94    0.31            40.58         7.1560       0.0962         30/360     Step Payments: Balloon(1)
------------------------------------------------------------------------------------------------------------------------------------
  58a
  58b
  58c
  58d
  58e
------------------------------------------------------------------------------------------------------------------------------------
  58f

  59        10,500,000.00    0.31            40.89         7.3300       0.1212       Actual/360   Amortizing Balloon
  60        10,092,322.04    0.30            41.19         7.1250       0.0962       Actual/360   Amortizing Balloon
  61         9,968,198.82    0.29            41.48         7.2000       0.0962       Actual/360   Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------



                                               Original   Remaining
                Original        Remaining      Term to     Term to       Original        Remaining
 Control     Interest-Only    Interest-Only    Maturity    Maturity    Amortization    Amortization    Origination    Maturity
   No.       Period (Mos.)    Period (Mos.)     (Mos.)      (Mos.)      Term (Mos.)     Term (Mos.)        Date        or ARD
===============================================================================================================================
  31              0                0            301         297            301             297          12/12/97      2/1/23
  32              0                0             84          83            360             359          3/17/98       4/1/05

  33              0                0            240         236            240             236          12/5/97       1/1/18
  33a
-------------------------------------------------------------------------------------------------------------------------------
  33b
  33c
  33d
  33e
  33f
-------------------------------------------------------------------------------------------------------------------------------
  33g
  33h

  34              0                0            120         117            360             357          1/12/98       2/1/08
  35              0                0            120         119            360             359          2/24/98       4/1/08
-------------------------------------------------------------------------------------------------------------------------------
  36              0                0            156         154            360             358          2/26/98       3/1/11
  37              0                0            120         117            360             357          1/12/98       2/1/08
  38              0                0            120         119            360             359           3/3/98       4/1/08
  39              0                0            114         114            360             360           4/8/98      11/1/07
  40              0                0            300         298            300             298           2/2/98       3/1/23
-------------------------------------------------------------------------------------------------------------------------------
  41              0                0            120         115            324             319          11/6/97      12/1/07
  42              0                0            120         120            360             360           4/6/98       5/1/08
  43              0                0            120         119            360             359          3/11/98       4/1/08

  44              0                0             84          81            360             357          1/30/98       2/1/05
-------------------------------------------------------------------------------------------------------------------------------
  44a
  44b
  44c
  44d

-------------------------------------------------------------------------------------------------------------------------------
  45              0                0            120         117            300             297          1/23/98       2/1/08
  46              0                0            120         117            360             357          12/31/97      2/1/08
  47              0                0            299         297            299             297          2/12/98       2/1/23
  48              0                0            120         118            360             358           2/9/98       3/1/08
  49              0                0             84          80            360             356          12/31/97      1/1/05
-------------------------------------------------------------------------------------------------------------------------------
  50              0                0            180         177            360             357          1/29/98       2/1/13
  51              0                0            120         116            360             356          12/31/97      1/1/08
  52              0                0            255         254            255             254          3/13/98       7/1/19
  53              2                0            182         178            360             358          12/12/97      3/1/13
  54              0                0            180         173            360             353          9/25/97      10/1/12
-------------------------------------------------------------------------------------------------------------------------------

  55              0                0            239         234            316             311          11/24/97     11/1/17
  55a
  55b
  55c
-------------------------------------------------------------------------------------------------------------------------------
  55d
  55e
  55f

  56              0                0            239         234            316             311          11/24/97     11/1/17
-------------------------------------------------------------------------------------------------------------------------------
  56a
  56b
  56c
  56d
  56e
-------------------------------------------------------------------------------------------------------------------------------
  56f

  57              0                0            120         118            360             358           2/3/98       3/1/08

  58              0                0            239         234            316             311          11/24/97     11/1/17
-------------------------------------------------------------------------------------------------------------------------------
  58a
  58b
  58c
  58d
  58e
-------------------------------------------------------------------------------------------------------------------------------
  58f

  59              0                0            120         120            360             360           4/2/98       5/1/08
  60              0                0            120         116            360             356          12/31/97      1/1/08
  61              0                0            120         116            360             356          12/31/97      1/1/08
-------------------------------------------------------------------------------------------------------------------------------


                                                                                                                   Annual
   Control     Balloon                                                                                              Debt
     No.     Balance ($)    Property Type                   Prepayment Provisions                               Service ($)
====================================================================================================================================
     31                -    CTL                             L(8),YM1%(17.083)                                     Step Loan
     32     $ 12,654,243    Retail-Anchored                 L(4),D(2.5),O(.5)                                   $ 1,096,641

     33          534,562    Health Care - Skilled Nursing   L(7),D(8),O(5)                                        1,329,937
     33a                    Health Care - Skilled Nursing
------------------------------------------------------------------------------------------------------------------------------------
     33b                    Health Care - Skilled Nursing
     33c                    Health Care - Skilled Nursing
     33d                    Health Care - Skilled Nursing
     33e                    Health Care - Skilled Nursing
     33f                    Health Care - Skilled Nursing
------------------------------------------------------------------------------------------------------------------------------------
     33g                    Health Care - Skilled Nursing
     33h                    Health Care - Skilled Nursing

     34       11,444,184    Multifamily                     L(2.25),D(7.25),O(.5)                                 1,048,296
     35       11,687,500    Retail - Anchored               L(4),D(5.5),O(.5)                                     1,096,861
------------------------------------------------------------------------------------------------------------------------------------
     36       10,718,849    Retail - Anchored               L(4),D(8.75),O(.25)                                   1,044,517
     37       11,307,537    Multifamily                     L(2.25),D(7.25),O(.5)                                 1,035,779
     38       11,533,594    Retail - Unanchored             L(4),YM1%(5.5),O(.5) or D(Borr)                       1,060,496
     39       11,384,253    Multifamily                     L(3.58),YM1%(4.92),O(1)                               1,073,992
     40                -    Retail - Anchored               L(10),D(14.75),O(.25)                                 1,063,999
------------------------------------------------------------------------------------------------------------------------------------
     41       10,589,019    Office                          L(3),YM1%(6.5),O(.5)                                  1,091,091
     42       10,855,112    Office                          L(3),D(6.75),O(.25)                                   1,002,995
     43       10,802,294    Multifamily                     L(4),YM1%(5.75),O(.25)                                  984,978

     44       11,323,991    Industrial                      L(4),D(2.75),O(.25)                                   1,004,794
------------------------------------------------------------------------------------------------------------------------------------
     44a                    Industrial
     44b                    Industrial
     44c                    Industrial
     44d                    Industrial

------------------------------------------------------------------------------------------------------------------------------------
     45        9,896,587    Hotel - Full Service            L(5),5(1),4(1),3(1),2(1),1(.75),O(.25) or D(Borr)     1,071,065
     46       10,671,302    Retail - Anchored               L(4),D(5.5),O(.5)                                       986,818
     47                -    Retail - Anchored               L(12),D(12.67),O(.25)                                 1,125,528
     48       10,327,564    Multifamily                     L(2.167),YM1%(7.33),O(.5)                               970,155
     49       11,034,075    Retail - Anchored               L(4),YM1%(2.5),O(.5) or D(Borr)                         993,594
------------------------------------------------------------------------------------------------------------------------------------
     50        8,932,661    Retail - Anchored               L(7),D(7.5),O(.5)                                       941,107
     51       10,205,195    Multifamily                     L(4),D(5.5),O(.5)                                       958,860
     52                -    CTL                             L(8),D(13.25)                                         1,136,809
     53        8,559,715    Multifamily                     L(6)YM1%(8.167)O(1)                                     911,194
     54        8,637,733    Retail - Anchored               L(8),D(6.5),O(.5)                                       940,805
------------------------------------------------------------------------------------------------------------------------------------

     55        4,627,057    CTL                             L(2.417),D(17.5)                                      Step Loan
     55a                    CTL
     55b                    CTL
     55c                    CTL
------------------------------------------------------------------------------------------------------------------------------------
     55d                    CTL
     55e                    CTL
     55f                    CTL

     56        4,592,941    CTL                             L(2.417),D(17.5)                                      Step Loan
------------------------------------------------------------------------------------------------------------------------------------
     56a                    CTL
     56b                    CTL
     56c                    CTL
     56d                    CTL
     56e                    CTL
------------------------------------------------------------------------------------------------------------------------------------
     56f                    CTL

     57        9,278,428    Multifamily                     L(5),D(5)                                               856,970

     58        4,541,766    CTL                             L(2.417),D(17.5)                                      Step Loan
------------------------------------------------------------------------------------------------------------------------------------
     58a                    CTL
     58b                    CTL
     58c                    CTL
     58d                    CTL
     58e                    CTL
------------------------------------------------------------------------------------------------------------------------------------
     58f                    CTL

     59        9,239,656    Office                          L(4),D(5.75),O(.25)                                     866,390
     60        8,856,500    Multifamily                     L(4),D(5.83),O(.17)                                     818,568
     61        8,764,220    Multifamily                     L(4),D(5.75),O(.25)                                     814,546
------------------------------------------------------------------------------------------------------------------------------------




                                                                                              Underwritten
                                                                                              Hospitality
                                                                  Cut-off    Scheduled         Average
   Control      Net                     Appraised      Appraisal    Date    Maturity Date       Daily                    Year
     No.   Cash Flow ($)   DSCR (x)     Value ($)         Year    LTV (%)      LTV (%)          Rate ($)                 Built
===================================================================================================================================
  31        $ 1,144,048     NAP        $ 13,900,000       1997      NAP         0.0%                                    1997
  32          1,415,627     1.29x        19,000,000       1997     72.3%       66.6                                   1965-1992

  33          2,664,351     2.00         24,200,000       1997     55.4        2.2
  33a                                     4,000,000       1997                                                          1969
----------------------------------------------------------------------------------------------------------------------------------
  33b                                     3,600,000       1997                                                          1961
  33c                                     3,400,000       1997                                                          1957
  33d                                     3,400,000       1997                                                          1968
  33e                                     2,900,000       1997                                                          1965
  33f                                     2,500,000       1997                                                          1970
----------------------------------------------------------------------------------------------------------------------------------
  33g                                     2,200,000       1997                                                          1963
  33h                                     2,200,000       1997                                                          1962

  34          1,334,487     1.27         16,750,000       1997     79.8        68.3                                     1987
  35          1,412,378     1.29         16,600,000       1997     79.9        70.4                                     1990
----------------------------------------------------------------------------------------------------------------------------------
  36          1,498,745     1.43         18,400,000       1997     71.9        58.3                                     1989
  37          1,351,098     1.30         16,550,000       1997     79.8        68.3                                     1987
  38          1,381,687     1.30         16,500,000       1998     79.9        69.9                                     1958
  39          1,295,307     1.21         17,000,000       1997     75.0        67.0                                     1996
  40          1,508,837     1.42         16,600,000       1997     75.1         0.0                                     1991
----------------------------------------------------------------------------------------------------------------------------------
  41          1,529,884     1.40         17,400,000       1997     71.5        60.9                                     1996
  42          1,269,695     1.27         17,400,000       1998     71.3        62.4                                   1983,1989
  43          1,312,329     1.33         15,850,000       1998     78.2        68.2                                     1975

  44          1,315,353     1.31         16,830,000       1997     72.6        67.3
----------------------------------------------------------------------------------------------------------------------------------
  44a                                     5,800,000       1997                                                          1974
  44b                                     4,200,000       1997                                                          1973
  44c                                     3,830,000       1997                                                          1978
  44d                                     3,000,000       1997                                                          1980

----------------------------------------------------------------------------------------------------------------------------------
  45          1,500,900     1.40         21,500,000       1997     56.8        46.0            $73.83                   1987
  46          1,192,359     1.21         16,250,000       1997     74.9        65.7                                     1987
  47          1,406,925     1.25         16,300,000       1997     74.4         0.0                                     1997
  48          1,218,671     1.26         15,000,000       1998     79.9        68.9                                     1964
  49          1,194,532     1.20         15,100,000       1997     78.6        73.1                                     1971
----------------------------------------------------------------------------------------------------------------------------------
  50          1,232,514     1.31         14,700,000       1997     78.7        60.8                                    1991-93
  51          1,184,460     1.24         14,500,000       1997     79.8        70.4                                     1976
  52          1,156,473      NAP         12,100,000       1998      NAP         0.0                                     1994
  53          1,136,693     1.25         14,658,000       1997     74.9        58.4                                     1973
  54          1,351,972     1.44         15,345,000       1997     71.4        56.3                                     1997
----------------------------------------------------------------------------------------------------------------------------------

  55            787,266      NAP         10,700,000       1997      NAP        43.0
  55a                                     2,960,000       1997                                                          1996
  55b                                     1,970,000       1997                                                          1995
  55c                                     1,580,000       1997                                                          1994
----------------------------------------------------------------------------------------------------------------------------------
  55d                                     1,480,000       1997                                                          1996
  55e                                     1,430,000       1997                                                          1991
  55f                                     1,280,000       1997                                                          1995

  56            780,897      NAP         10,610,000       1997      NAP        43.0
----------------------------------------------------------------------------------------------------------------------------------
  56a                                     2,460,000       1997                                                          1994
  56b                                     1,970,000       1997                                                          1995
  56c                                     1,970,000       1997                                                          1997
  56d                                     1,450,000       1997                                                          1996
  56e                                     1,380,000       1997                                                          1995
----------------------------------------------------------------------------------------------------------------------------------
  56f                                     1,380,000       1997                                                          1993

  57          1,087,660     1.27         13,275,000       1997     79.7        69.9                                     1997

  58            767,712      NAP         10,520,000       1997      NAP        43.0
----------------------------------------------------------------------------------------------------------------------------------
  58a                                     2,120,000       1997                                                          1993
  58b                                     1,980,000       1997                                                          1996
  58c                                     1,880,000       1997                                                          1996
  58d                                     1,580,000       1997                                                          1993
  58e                                     1,580,000       1997                                                          1992
----------------------------------------------------------------------------------------------------------------------------------
  58f                                     1,380,000       1997                                                          1993

  59          1,129,274     1.30         14,300,000       1998     73.4        64.6                                     1987
  60          1,284,903     1.57         13,500,000       1997     74.8        65.6                                     1974
  61          1,066,190     1.31         12,500,000       1997     79.8        70.1                                     1985
----------------------------------------------------------------------------------------------------------------------------------



                           Sq. Ft.,          Loan per
                            Units           Sq. Ft., Units                                                  Underwritten
   Control       Year      Bed, Pad           Bed, Pad        Occupancy              Rent Roll              Replacement
     No.      Renovated    or Room          or Room ($)     Percentage (%)              Date                 Reserves ($)  per
====================================================================================================================================
  31          N/A           65,366 Sq. Ft.    $ 211.32           100.0%                 5/1/98                   $0.10     Sq. Ft.
  32          N/A          235,295 Sq. Ft.       58.44            93.0                  2/1/98                    0.24     Sq. Ft.

  33                           713 Beds      18,934.08            93.7                11/10/97                  354.13     Bed
  33a         1980             110 Beds                           87.3                11/10/97                  219.99     Bed
------------------------------------------------------------------------------------------------------------------------------------
  33b         1993              95 Beds                           91.6                11/10/97                  212.13     Bed
  33c         1986             116 Beds                           98.3                11/10/97                  397.35     Bed
  33d         N/A               80 Beds                           98.8                11/10/97                  517.44     Bed
  33e         N/A               74 Beds                           98.7                11/10/97                  307.52     Bed
  33f         N/A               82 Beds                          100.0                11/10/97                  370.90     Bed
------------------------------------------------------------------------------------------------------------------------------------
  33g         1975              80 Beds                           76.8                11/10/97                  522.06     Bed
  33h         N/A               76 Beds                           97.4                11/10/97                  338.39     Bed

  34          N/A              240 Units     55,833.33            94.8                 11/7/97                  247.00     Unit
  35          N/A          105,186 Sq. Ft.      126.25            83.9                 2/19/98                    0.10     Sq. Ft.
------------------------------------------------------------------------------------------------------------------------------------
  36          N/A          146,133 Sq. Ft.       90.67            97.6                  1/1/98                    0.10     Sq. Ft.
  37          N/A              240 Units     55,166.67            98.0                 11/7/97                  248.00     Unit
  38          1987         125,068 Sq. Ft.      105.54            94.2                 11/1/97                    0.13     Sq. Ft.
  39          1997             222 Units     57,432.43            92.0                 12/4/97                  150.00     Unit
  40          N/A          241,495 Sq. Ft.       51.76           100.0                10/17/97                    0.24     Sq. Ft.
------------------------------------------------------------------------------------------------------------------------------------
  41          N/A          127,158 Sq. Ft.       98.30            92.7                 3/11/98                    0.15     Sq. Ft.
  42          N/A          153,102 Sq. Ft.       80.99           100.0                 10/1/96                    0.15     Sq. Ft.
  43       1995,1997           320 Units     38,750.00            95.7                  2/2/98                  200.00     Unit

  44                       315,513 Sq. Ft.       38.83            94.4                 3/28/98                    0.18     Sq. Ft.
------------------------------------------------------------------------------------------------------------------------------------
  44a         N/A          101,638 Sq. Ft.                        97.0                 3/28/98                    -
  44b         N/A           92,500 Sq. Ft.                        92.3                 3/28/98                    -
  44c         N/A           59,751 Sq. Ft.                        88.4                 3/28/98                    -
  44d         N/A           61,624 Sq. Ft.                       100.0                 3/28/98                    -

------------------------------------------------------------------------------------------------------------------------------------
  45          N/A              238 Rooms     51,470.59           NAP                       NAP     4% of Gross Revenue     Room
  46          N/A          170,058 Sq. Ft.       71.74            72.7                 12/1/97                    0.15     Sq. Ft.
  47          N/A           48,217 Sq. Ft.      251.99           100.0                 2/12/98                    0.23     Sq. Ft.
  48          1987             264 Units     45,454.55            95.6                 1/16/98                  255.00     Unit
  49          N/A          232,790 Sq. Ft.       51.12            97.0                 12/2/97                    0.15     Sq. Ft.
------------------------------------------------------------------------------------------------------------------------------------
  50          N/A          124,716 Sq. Ft.       93.01           100.0                 12/1/97                    0.30     Sq. Ft.
  51          N/A              328 Units     35,365.85            92.0                11/10/97                  239.00     Unit
  52          N/A          167,318 Sq. Ft.       67.54           100.0                  5/1/98                    -        Sq. Ft.
  53          1989             288 Units     38,173.61            95.0                 10/3/97                  232.00     Unit
  54          N/A          126,779 Sq. Ft.       86.77           100.0                11/10/97                    0.05     Sq. Ft.
------------------------------------------------------------------------------------------------------------------------------------

  55                        36,793 Sq. Ft.      290.28           100.0                  5/1/98                    -        Sq. Ft.
  55a         N/A            7,342 Sq. Ft.                       100.0                  5/1/98                    -        Sq. Ft.
  55b         N/A            6,507 Sq. Ft.                       100.0                  5/1/98                    -        Sq. Ft.
  55c         N/A            5,693 Sq. Ft.                       100.0                  5/1/98                    -        Sq. Ft.
------------------------------------------------------------------------------------------------------------------------------------
  55d         N/A            5,997 Sq. Ft.                       100.0                  5/1/98                    -        Sq. Ft.
  55e         N/A            5,257 Sq. Ft.                       100.0                  5/1/98                    -        Sq. Ft.
  55f         N/A            5,997 Sq. Ft.                       100.0                  5/1/98                    -        Sq. Ft.

  56                        39,896 Sq. Ft.      265.53           100.0                  5/1/98                    -        Sq. Ft.
------------------------------------------------------------------------------------------------------------------------------------
  56a         N/A            7,328 Sq. Ft.                       100.0                  5/1/98                    -        Sq. Ft.
  56b         N/A            7,281 Sq. Ft.                       100.0                  5/1/98                    -        Sq. Ft.
  56c         N/A            7,904 Sq. Ft.                       100.0                  5/1/98                    -        Sq. Ft.
  56d         N/A            5,997 Sq. Ft.                       100.0                  5/1/98                    -        Sq. Ft.
  56e         N/A            5,693 Sq. Ft.                       100.0                  5/1/98                    -        Sq. Ft.
------------------------------------------------------------------------------------------------------------------------------------
  56f         N/A            5,693 Sq. Ft.                       100.0                  5/1/98                    -        Sq. Ft.
                                                                                                                  -
  57          N/A              185 Units     57,297.30            96.0                12/13/97                  150.00     Unit

  58                        37,746 Sq. Ft.      278.75           100.0                  5/1/98                    -        Sq. Ft.
------------------------------------------------------------------------------------------------------------------------------------
  58a         N/A            7,328 Sq. Ft.                       100.0                  5/1/98                    -        Sq. Ft.
  58b         N/A            7,342 Sq. Ft.                       100.0                  5/1/98                    -        Sq. Ft.
  58c         N/A            5,997 Sq. Ft.                       100.0                  5/1/98                    -        Sq. Ft.
  58d         N/A            5,693 Sq. Ft.                       100.0                  5/1/98                    -        Sq. Ft.
  58e         N/A            5,693 Sq. Ft.                       100.0                  5/1/98                    -        Sq. Ft.
------------------------------------------------------------------------------------------------------------------------------------
  58f         N/A            5,693 Sq. Ft.                       100.0                  5/1/98                    -        Sq. Ft.

  59          N/A          105,152 Sq. Ft.       99.86           100.0                  4/1/98                    0.15     Sq. Ft.
  60          1997             350 Units     28,928.57            96.0                11/17/97                  264.00     Unit
  61          N/A              330 Units     30,303.03            97.6                11/30/97                  252.00     Unit
------------------------------------------------------------------------------------------------------------------------------------



                               Largest Tenant                                                 2nd Largest Tenant
              ----------------------------------------------------------      ------------------------------------------------------
                                                 Tenant                                                               Tenant
   Control                                    Area Leased      Lease                                               Area Leased
     No.                    Tenant Name        (Sq. Ft.)     Exp Date                    Tenant Name                (Sq. Ft.)
====================================================================================================================================
  31       Shaw's Supermarket                     65,366           2/28/23
  32       Cinemark                               24,310          11/30/08    MacFrugals                                  21,018

  33
  33a
------------------------------------------------------------------------------------------------------------------------------------
  33b
  33c
  33d
  33e
  33f
------------------------------------------------------------------------------------------------------------------------------------
  33g
  33h

  34
  35       TJ Maxx, Inc.                          25,000          10/31/01    Value Priced Clothing, Inc.                  5,425
------------------------------------------------------------------------------------------------------------------------------------
  36       Hechinger                              50,778           1/31/10    CVS Pharmacy                                24,000
  37
  38       Zany Brainy                            13,500           1/1/05     Blockbuster Video                            8,700
  39
  40       Wal-Mart                              112,238           1/28/11    Bi-Lo                                       70,000
------------------------------------------------------------------------------------------------------------------------------------
  41       Health Associates                      14,278           7/1/06     American Radiology                          13,566
  42       GTE North Incorporated                153,102          10/6/06
  43

  44
------------------------------------------------------------------------------------------------------------------------------------
  44a      Ansu Manufacturing                     11,573          10/31/98    Rainbow Press                                7,741
  44b      Cable Comm Technologies                22,100           1/31/01    APIC U.S.A.                                 14,400
  44c      Burch Yellow Pages                      3,873           3/31/00    Sutter Corp.                                 2,242
  44d      Xcell International                    20,096           4/30/00    American Graphics                           14,923

------------------------------------------------------------------------------------------------------------------------------------
  45
  46       Kroger                                 62,000           5/31/07    Texas Patio, Inc.                           18,267
  47       Plitt Theatres, Inc.                   63,256           2/28/23
  48
  49       Value City (Builder's Square)         102,530           1/31/06    Golf Glen Theatre                           26,000
------------------------------------------------------------------------------------------------------------------------------------
  50       Office Max                             30,120          10/31/02    Baby Superstore                             24,135
  51
  52       K-Mart Corporation                    167,318           7/31/19
  53
  54       Homeplace                              53,000          10/31/12    Best Buy                                    46,520
------------------------------------------------------------------------------------------------------------------------------------

  55
  55a      Macaroni Grill                          7,342          11/30/17
  55b      On The Border                           6,507          11/30/17
  55c      Chili's                                 5,693          11/30/17
------------------------------------------------------------------------------------------------------------------------------------
  55d      Chili's                                 5,997          11/30/17
  55e      Chili's                                 5,257          11/30/17
  55f      Chili's                                 5,997          11/30/17

  56
------------------------------------------------------------------------------------------------------------------------------------
  56a      Macaroni Grill                          7,328          11/30/17
  56b      Macaroni Grill                          7,281          11/30/17
  56c      On The Border                           7,904          11/30/17
  56d      Chili's                                 5,997          11/30/17
  56e      Chili's                                 5,693          11/30/17
------------------------------------------------------------------------------------------------------------------------------------
  56f      Chili's                                 5,693          11/30/17

  57

  58
------------------------------------------------------------------------------------------------------------------------------------
  58a      Macaroni Grill                          7,328          11/30/17
  58b      Macaroni Grill                          7,342          11/30/17
  58c      Chili's                                 5,997          11/30/17
  58d      Chili's                                 5,693          11/30/17
  58e      Chili's                                 5,693          11/30/17
------------------------------------------------------------------------------------------------------------------------------------
  58f      Chili's                                 5,693          11/30/17

  59       Columbia Aventura Hospital             33,150           1/31/00    City of Aventura                            11,662
  60
  61
------------------------------------------------------------------------------------------------------------------------------------



                                                           3rd Largest Tenant
             ------------      ------------------------------------------------------------------------------------
                                                                           Tenant
 Control        Lease                                                    Area Leased                      Lease           Control
   No.        Exp Date                      Tenant Name                   (Sq. Ft.)                      Exp Date            No.
===================================================================================================================================
  31                                                                                                                      31
  32           1/31/06        Starship Theaters                              15,260                    12/14/00           32

  33                                                                                                                      33
  33a                                                                                                                     33a
-----------------------------------------------------------------------------------------------------------------------------------
  33b                                                                                                                     33b
  33c                                                                                                                     33c
  33d                                                                                                                     33d
  33e                                                                                                                     33e
  33f                                                                                                                     33f
-----------------------------------------------------------------------------------------------------------------------------------
  33g                                                                                                                     33g
  33h                                                                                                                     33h

  34                                                                                                                      34
  35           1/31/02        Kaya, Inc.                                      5,150                     1/7/02            35
----------------------------------------------------------------------------------------------------------------------------------
  36           5/1/00         Lone Star Steakhouse                            5,813                    10/31/99           36
  37                                                                                                                      37
  38           3/1/01         Buckhead Uniform                                8,300                    12/31/00           38
  39                                                                                                                      39
  40           3/31/11        Eckerd                                          8,468                     4/30/06           40
----------------------------------------------------------------------------------------------------------------------------------
  41           7/31/07        Midatlantic Cardiovascular                      9,169                     6/30/06           41
  42                                                                                                                      42
  43                                                                                                                      43

  44                                                                                                                      44
----------------------------------------------------------------------------------------------------------------------------------
  44a          NAV            Air Process                                     6,221                     2/28/02           44a
  44b          6/30/99        Ideal Creations                                12,800                     7/31/99           44b
  44c          NAV            Yuasa-Yi                                        2,100                     8/31/98           44c
  44d          9/30/03        Nextel Communications                          11,757                     5/31/99           44d

----------------------------------------------------------------------------------------------------------------------------------
  45                                                                                                                      45
  46           4/30/99        B & H Fitness, Inc.                            12,176                     6/30/01           46
  47                                                                                                                      47
  48                                                                                                                      48
  49          12/31/99        Matsushita                                     12,500                     1/31/99           49
----------------------------------------------------------------------------------------------------------------------------------
  50           7/31/02        Barnes & Noble                                 20,040                     3/1/09            50
  51                                                                                                                      51
  52                                                                                                                      52
  53                                                                                                                      53
  54           1/31/17        Just For Feet                                  15,675                    10/31/11           54
----------------------------------------------------------------------------------------------------------------------------------

  55                                                                                                                      55
  55a                                                                                                                     55a
  55b                                                                                                                     55b
  55c                                                                                                                     55c
-----------------------------------------------------------------------------------------------------------------------------------
  55d                                                                                                                     55d
  55e                                                                                                                     55e
  55f                                                                                                                     55f

  56                                                                                                                      56
----------------------------------------------------------------------------------------------------------------------------------
  56a                                                                                                                     56a
  56b                                                                                                                     56b
  56c                                                                                                                     56c
  56d                                                                                                                     56d
  56e                                                                                                                     56e
-----------------------------------------------------------------------------------------------------------------------------------
  56f                                                                                                                     56f

  57                                                                                                                      57

  58                                                                                                                      58
----------------------------------------------------------------------------------------------------------------------------------
  58a                                                                                                                     58a
  58b                                                                                                                     58b
  58c                                                                                                                     58c
  58d                                                                                                                     58d
  58e                                                                                                                     58e
-----------------------------------------------------------------------------------------------------------------------------------
  58f                                                                                                                     58f

  59          12/31/99        Concorde Trading Group, Inc.                    5,197                    10/31/02           59
  60                                                                                                                      60
  61                                                                                                                      61
----------------------------------------------------------------------------------------------------------------------------------



3 & 4 & 5


Control
  No.      Property Name                                                Address
------------------------------------------------------------------------------------------------------------------
  62       River Reach                                                  628 River Reach Dr.
  63       Maplewood Center                                             8200-8300 Shoppers Square

  64       Health Care South(6 Prop)                                    Various
  64a      Toombs Nursing Home                                          181 Oxley Drive
------------------------------------------------------------------------------------------------------------------
  64b      Brentwood Terrace Health Center                              115 Brentwood Drive
  64c      Lee County Health Care                                       214 Main Street
  64d      Liliann G. Carter Nursing Home                               225 Hospital Street
  64e      Sparta Health Care Center                                    Broad Street/Military Highway 22
  64f      Oconee Health Care Center                                    107 Ridgview Drive
------------------------------------------------------------------------------------------------------------------

  65       Spinnaker Reach Apartments                                   3875 San Pablo Rd.
  66       Inverrary 441 Apartments                                     1196 NW 40th Avenue
  67       Eastland Plaza                                               678 North Wilson Way
  68       Woodhaven Apartments                                         625 South Redwood Road
------------------------------------------------------------------------------------------------------------------
  69       Best Western Greenfield Inn                                  3000 Enterprise Drive
  70       Hampton Inn Pensacola Beach                                  Two Via Del Luna
  71       Plaza LaFayette                                              13011 - 13051 Newport Avenue

  72       The Broun Portfolio Consolidation                            Various
------------------------------------------------------------------------------------------------------------------
  72a      The Glen                                                     148 Governors Court
  72b      The Mews Apartments                                          249 Meadows Drive
  72c      Meadowlark Apartments                                        101 Meadowlark Drive

  73       North Willow Commons Shopping Center                         1410-1520 West 86th Street
------------------------------------------------------------------------------------------------------------------
  74       International Club Apartments                                1900 SW 122nd Avenue
  75       Village Green Apartments                                     222 South Clovis Avenue
  76       Liberty Gardens                                              101 Liberty Garden Road
  77       Park Forest                                                  7529 Fleta
  78       Kings Harbor Multicare Center                                2000 East Gun Hill Road
------------------------------------------------------------------------------------------------------------------
  80       Briarcliffe Lakeside Apartments                              1750 East 22nd Street
  81       Daytona Beach Hilton Oceanfront Resort                       2637 S. Atlantic Avenue
  82       Valley Manor                                                 141C Marina Drive
  83       North Oaks Plaza                                             7151 Natural Bridge Road
------------------------------------------------------------------------------------------------------------------
  84       The Morrison Building                                        6525 Morrison Boulevard
  85       Sandstone Apartments                                         405 East Prince Road
  86       Innsbrook Village                                            800  E Nichols Blvd
  87       1616 Walnut Street                                           1616 Walnut Street
  88       Century Village Apartments                                   4801  Spencer Street
------------------------------------------------------------------------------------------------------------------
  89       Hampton Inn (Louisville)                                     800 Phillips Lane
  90       Hampton Inn & Suites - Pineville                             401 Towne Centre Boulevard
  91       La Villita Apartments                                        1550  E Harmon
  92       White Marlin Mall, Phase I                                   North Side of U.S. Route 50
  93       Claremont Retirement Village                                 7041 Bent Tree Blvd.
------------------------------------------------------------------------------------------------------------------
  94       Brookside West Apartments                                    420 Berman Road
  95       Harris Boulevard I                                           5100 West Harris Boulevard
  96       Scott Mountain by the Brook                                  7828 SE Aspen Summit Drive

  97       Classic Portfolio (Roll-up)                                  Various
------------------------------------------------------------------------------------------------------------------
  97a      2 Horatio Street (Classic Portfolio)                         2 Horatio Street
  97b      162 W. 56th Street (Classic Portfolio)                       162 W. 56th Street
  97c      400 E. 52nd Street (Classic Portfolio)                       400 E. 52nd Street
  97d      45 E. 66th Street (Classic Portfolio)                        45 E. 66th Street
  97e      129 E. 82nd Street (Classic Portfolio)                       129 E. 82nd Street
------------------------------------------------------------------------------------------------------------------

  98       Oak Hills Medical Plaza                                      7345 Medical Center Drive
  99       North Point - Springhouse Phase I                            5010 Split Rail Drive
  100      Kensington Club Apartments                                   14250 Kimberley Lane
  101      Village Green Office Park                                    5655  Lindero Canyon Road
------------------------------------------------------------------------------------------------------------------
  102      West Georgia Commons                                         North Side of Lafayette Parkway
  103      Colleyville Court                                            4904 Colleyville Road
  104      Tlaquepaque Arts & Crafts Village                            336 State Highway 179
  105      Innsbrook Shoppes                                            4206 Cox Road
  106      Glen Harbor Plaza                                            S/W/C School Street and Highland Road
------------------------------------------------------------------------------------------------------------------
  107      Hulen Fashion Center                                         5200 South Hulen Street
  108      Decatur Crossing Shopping Center                             248 South Decatur Blvd
  109      Montgomery Street                                            135 Montgomery Street
  110      City Place                                                   133 Stuart Street
  111      Sunscape West Apartments                                     8840 19th St.
------------------------------------------------------------------------------------------------------------------


                                                          Cross
Control                                     Zip       Collateralized             Original
  No.      City                     State   Code          Groups                Balance ($)
-----------------------------------------------------------------------------------------
  62       Orlando                   FL    32828                             $ 9,945,000
  63       Manassas Park             VA    20111                               9,753,287

  64       Various                   GA    Various                             9,800,000
  64a      Lyons                     GA    30436
-----------------------------------------------------------------------------------------
  64b      Waynesboro                GA    30830
  64c      Leesburg                  GA    31763
  64d      Plains                    GA    31780
  64e      Sparta                    GA    31087
  64f      Oconee                    GA    31067
-----------------------------------------------------------------------------------------

  65       Jacksonville              FL    32224                               9,700,000
  66       Lauderhill                FL    33133                               9,600,000
  67       Stockton                  CA    95202                               9,600,000
  68       Salt Lake City            UT    84104                               9,530,000
-----------------------------------------------------------------------------------------
  69       Allen Park                MI    48101                               9,300,000
  70       Pensacola Beach           FL    32561                               9,250,000
  71       Tustin                    CA    92780                               9,250,000

  72       Various                   GA    Various                             9,250,000
-----------------------------------------------------------------------------------------
  72a      Cartersville              GA    30120
  72b      Loganville                GA    30249
  72c      McDonough                 GA    30253

  73       Washington Township       IN    46278                               9,230,000
-----------------------------------------------------------------------------------------
  74       Miami                     FL    33175                               9,200,000
  75       Frenso                    CA    93727                               9,200,000
  76       Bergenfield               NJ    07621                               9,150,000
  77       St. Louis                 MO    63123                               9,000,000
  78       Bronx                     NY    10469                               9,000,000
-----------------------------------------------------------------------------------------
  80       Wheaton                   IL    60187                               8,800,000
  81       Daytona Beach Shores      FL    32118                               8,300,000
  82       Edison                    NJ    08817                               8,200,000
  83       Northwoods                MO    63121                               8,100,000
-----------------------------------------------------------------------------------------
  84       Charlotte                 NC    28211                               8,100,000
  85       Tuscon                    AZ    85705                               7,983,000
  86       Sparks                    NV    89434                               7,950,000
  87       Philadelphia              PA    19103                               7,800,000
  88       Las Vegas                 NV    89119                               7,800,000
-----------------------------------------------------------------------------------------
  89       Louisville                KY    40209                               7,800,000
  90       Pineville                 NC    28134       Group B                 7,800,000
  91       Las Vegas                 NV    89119                               7,800,000
  92       Ocean City                MD    21842                               7,750,000
  93       Columbus                  OH    43235                               7,600,000
-----------------------------------------------------------------------------------------
  94       Augusta                   GA    30909                               7,600,000
  95       Charlotte                 NC    28269                               7,400,000
  96       Portland                  OR    97266                               7,400,000

  97       New York                  NY    Various                             7,220,000
-----------------------------------------------------------------------------------------
  97a      New York                  NY    10001
  97b      New York                  NY    10001
  97c      New York                  NY    10001
  97d      New York                  NY    10021
  97e      New York                  NY    10028
-----------------------------------------------------------------------------------------

  98       West Hills                CA    91307                               7,200,000
  99       Winston-Salem             NC    27106                               7,200,000
  100      Houston                   TX    77079                               7,150,000
  101      Westlake Village          CA    91362                               7,125,000
-----------------------------------------------------------------------------------------
  102      LaGrange                  GA    30241                               7,100,000
  103      Collyville                TX    76034                               7,100,000
  104      Sedona                    AZ    86336                               7,065,000
  105      Glen Allen                VA    23060                               7,000,000
  106      Glen Cove                 NY    11542                               7,000,000
-----------------------------------------------------------------------------------------
  107      Fort Worth                TX    76132                               7,000,000
  108      Las Vegas                 NV    89107                               6,975,000
  109      Jersey City               NJ    07302                               6,900,000
  110      Boston                    MA    02116                               6,900,000
  111      Rancho Cucamonga          CA    91701                               6,850,000
-----------------------------------------------------------------------------------------


                         % of Aggregate   Cumulative                                Interest
 Control   Cut-off Date   Cut-off Date   % of Initial   Mortgage  Administrative     Accrual             Amortization
   No.       Balance ($)   Balance       Pool Balance   Rate (%)   Cost Rate (%)      Method                   Type
====================================================================================================================================
  62      $ 9,932,082.23    0.29%           41.77%      7.4400%       0.0962%      Actual/360   Fully Amortizing
  63        9,745,742.13    0.29            42.06       7.3960        0.0962       Actual/360   Amortizing (ARD)

  64        9,717,397.08    0.29            42.34       7.9500        0.0962       Actual/360   Amortizing Balloon
  64a
------------------------------------------------------------------------------------------------------------------------------------
  64b
  64c
  64d
  64e
  64f
------------------------------------------------------------------------------------------------------------------------------------

  65        9,687,495.88    0.28            42.63       7.4700        0.0962       Actual/360   Fully Amortizing
  66        9,586,461.99    0.28            42.91       7.1100        0.0962       Actual/360   Amortizing Balloon
  67        9,565,038.58    0.28            43.19       7.3750        0.0962       Actual/360   Amortizing Balloon
  68        9,530,000.00    0.28            43.47       8.1400        0.0962       Actual/360   Interest-Only then Amortizing (ARD)
------------------------------------------------------------------------------------------------------------------------------------
  69        9,265,237.21    0.27            43.74       7.3400        0.0962       Actual/360   Amortizing Balloon
  70        9,250,000.00    0.27            44.01       7.0600        0.1562       Actual/360   Amortizing Balloon
  71        9,242,654.04    0.27            44.28       7.1600        0.0962       Actual/360   Amortizing Balloon

  72        9,237,003.50    0.27            44.55       7.1250        0.0962       Actual/360   Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------
  72a
  72b
  72c

  73        9,205,383.81    0.27            44.82       7.0100        0.1012       Actual/360   Amortizing (ARD)
------------------------------------------------------------------------------------------------------------------------------------
  74        9,186,994.22    0.27            45.09       7.1000        0.0962       Actual/360   Amortizing Balloon
  75        9,177,123.74    0.27            45.36       7.4200        0.0962       Actual/360   Amortizing Balloon
  76        9,136,905.79    0.27            45.63       7.0500        0.1212       Actual/360   Amortizing Balloon
  77        8,970,695.39    0.26            45.89       7.0800        0.0962         30/360     Amortizing Balloon
  78        8,951,209.01    0.26            46.16       7.8900        0.0962       Actual/360   Fully Amortizing
------------------------------------------------------------------------------------------------------------------------------------
  80        8,776,084.48    0.26            46.41       6.9000        0.0962       Actual/360   Amortizing (ARD)
  81        8,281,860.32    0.24            46.66       7.2300        0.0962       Actual/360   Amortizing (ARD)
  82        8,174,179.08    0.24            46.90       7.2500        0.0962       Actual/360   Amortizing Balloon
  83        8,093,897.78    0.24            47.13       7.4250        0.1462       Actual/360   Amortizing (ARD)
------------------------------------------------------------------------------------------------------------------------------------
  84        8,050,981.33    0.24            47.37       7.2000        0.0962         30/360     Amortizing Balloon
  85        7,983,000.00    0.23            47.60       8.1400        0.0962       Actual/360   Interest-Only then Amortizing (ARD)
  86        7,924,512.91    0.23            47.84       7.1590        0.0962       Actual/360   Amortizing Balloon
  87        7,794,129.65    0.23            48.06       7.4300        0.1462       Actual/360   Amortizing Balloon
  88        7,774,993.83    0.23            48.29       7.1590        0.0962       Actual/360   Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------
  89        7,771,500.87    0.23            48.52       7.5000        0.1462       Actual/360   Amortizing Balloon
  90        7,766,189.12    0.23            48.75       7.8750        0.0962       Actual/360   Amortizing Balloon
  91        7,765,332.63    0.23            48.98       7.3560        0.0962       Actual/360   Amortizing Balloon
  92        7,743,942.22    0.23            49.20       7.2400        0.1462       Actual/360   Amortizing Balloon
  93        7,589,517.39    0.22            49.43       7.2000        0.0962       Actual/360   Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------
  94        7,579,696.26    0.22            49.65       7.0000        0.0962       Actual/360   Amortizing Balloon
  95        7,400,000.00    0.22            49.87       7.1000        0.0962       Actual/360   Fully Amortizing
  96        7,377,558.77    0.22            50.08       7.4400        0.0962       Actual/360   Amortizing Balloon

  97        7,201,769.35    0.21            50.29       7.3300        0.0962       Actual/360   Amortizing (ARD)
------------------------------------------------------------------------------------------------------------------------------------
  97a
  97b
  97c
  97d
  97e
------------------------------------------------------------------------------------------------------------------------------------

  98        7,181,443.42    0.21            50.50       7.2100        0.1462       Actual/360   Amortizing (ARD)
  99        7,171,377.96    0.21            50.72       7.2150        0.0962         30/360     Amortizing Balloon
  100       7,131,286.58    0.21            50.92       7.1200        0.0962       Actual/360   Amortizing Balloon
  101       7,096,616.22    0.21            51.13       7.8630        0.0962       Actual/360   Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------
  102       7,094,294.06    0.21            51.34       7.1000        0.0962       Actual/360   Amortizing Balloon
  103       7,081,449.20    0.21            51.55       7.1300        0.0962       Actual/360   Amortizing (ARD)
  104       7,055,984.78    0.21            51.76       7.5100        0.0962       Actual/360   Amortizing (ARD)
  105       7,000,000.00    0.21            51.96       7.3500        0.0962       Actual/360   Amortizing Balloon
  106       6,990,558.40    0.21            52.17       7.2900        0.0962       Actual/360   Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------
  107       6,968,150.86    0.20            52.37       7.1200        0.0962       Actual/360   Amortizing (ARD)
  108       6,943,380.22    0.20            52.57       7.2630        0.0962       Actual/360   Amortizing Balloon
  109       6,900,000.00    0.20            52.78       7.0600        0.0962       Actual/360   Fully Amortizing
  110       6,892,159.81    0.20            52.98       7.5200        0.1462       Actual/360   Amortizing Balloon
  111       6,839,980.49    0.20            53.18       6.9600        0.0962       Actual/360   Amortizing (ARD)
------------------------------------------------------------------------------------------------------------------------------------



                                                 Original   Remaining
                  Original        Remaining      Term to     Term to       Original        Remaining
   Control     Interest-Only    Interest-Only    Maturity    Maturity    Amortization    Amortization    Origination    Maturity
     No.       Period (Mos.)    Period (Mos.)     (Mos.)      (Mos.)      Term (Mos.)     Term (Mos.)        Date        or ARD
====================================================================================================================================
  62              0                0            360         358            360             358            2/6/98      3/1/28
  63              0                0            117         116            357             356           12/4/97      1/1/08

  64              0                0            120         115            240             235          11/10/97     12/1/07
  64a
------------------------------------------------------------------------------------------------------------------------------------
  64b
  64c
  64d
  64e
  64f
------------------------------------------------------------------------------------------------------------------------------------

  65              0                0            360         358            360             358           2/27/98      3/1/28
  66              0                0            120         118            360             358           2/19/98      3/1/08
  67              0                0            120         115            360             355          11/14/97     12/1/07
  68              23               13           120         110            360             360           6/16/97      7/1/07
------------------------------------------------------------------------------------------------------------------------------------
  69              0                0            180         177            300             297           1/21/98      2/1/13
  70              0                0            120         120            300             300            4/6/98      5/1/08
  71              0                0            156         155            360             359           3/17/98      4/1/11

  72              0                0            120         118            360             358           2/24/98      3/1/08
------------------------------------------------------------------------------------------------------------------------------------
  72a
  72b
  72c

  73              0                0            180         177            360             357           1/23/98      2/1/13
------------------------------------------------------------------------------------------------------------------------------------
  74              0                0            120         118            360             358           2/19/98      3/1/08
  75              0                0            119         116            360             357            1/5/98      1/1/08
  76              0                0            120         118            360             358            2/9/98      3/1/08
  77              0                0            180         176            360             356          12/24/97      1/1/13
  78              0                0            240         237            240             237           1/30/98      2/1/18
------------------------------------------------------------------------------------------------------------------------------------
  80              0                0            120         117            360             357           1/12/98      2/1/08
  81              0                0            120         118            300             298           2/25/98     2/29/08
  82              0                0            180         176            360             356          12/30/97      1/1/13
  83              0                0            240         239            360             359           3/9/98       4/1/18
------------------------------------------------------------------------------------------------------------------------------------
  84              0                0            120         115            300             295          11/26/97     12/1/07
  85              23               13           120         110            360             360           6/16/97      7/1/07
  86              0                0            120         116            360             356          12/31/97      1/1/08
  87              0                0            120         119            360             359           3/30/98      4/1/08
  88              0                0            120         116            360             356          12/31/97      1/1/08
------------------------------------------------------------------------------------------------------------------------------------
  89              0                0            120         117            300             297           1/30/98      2/1/08
  90              0                0            120         116            300             296          12/31/97      1/1/08
  91              0                0            120         114            360             354          10/28/97     11/1/07
  92              0                0            120         119            360             359            3/2/98      4/1/08
  93              0                0            120         118            360             358           2/27/98      3/1/08
------------------------------------------------------------------------------------------------------------------------------------
  94              0                0            120         117            360             357           1/13/98      2/1/08
  95              0                0            240         240            240             240            4/3/98      5/1/18
  96              0                0            120         116            360             356          12/10/97      1/1/08

  97              0                0            120         117            360             357           1/29/98      2/1/08
------------------------------------------------------------------------------------------------------------------------------------
  97a
  97b
  97c
  97d
  97e
------------------------------------------------------------------------------------------------------------------------------------

  98              0                0            120         117            360             357           1/30/98      2/1/08
  99              0                0            120         115            360             355          11/26/97     12/1/07
  100             0                0            120         117            360             357           1/29/98      2/1/08
  101             0                0            120         114            360             354          10/30/97     11/1/07
------------------------------------------------------------------------------------------------------------------------------------
  102             0                0            120         119            360             359            3/5/98      4/1/08
  103             0                0            120         117            360             357          12/31/97      2/1/08
  104             0                0            120         118            360             358           2/27/98      3/1/08
  105             0                0            180         180            360             360            4/3/98      5/1/13
  106             0                0             72          70            360             358          2/27/98       3/1/04
------------------------------------------------------------------------------------------------------------------------------------
  107             0                0            132         129            276             273           1/30/98      2/1/09
  108             0                0            120         114            360             354          10/30/97     11/1/07
  109             0                0            360         360            360             360            4/3/98      5/1/28
  110             0                0            120         119            300             299           3/16/98      4/1/08
  111             0                0            120         118            360             358           2/17/98      3/1/08
------------------------------------------------------------------------------------------------------------------------------------




                                                                                                                        Annual
   Control         Balloon                                                                                               Debt
     No.         Balance ($)          Property Type                      Prepayment Provisions                        Service ($)
====================================================================================================================================
  62          $ 1,024,898          Multifamily - Section 42           L(5),YM1%(10),1(15)                              $ 829,545
  63            8,610,701          Retail - Anchored                  L(3.75),D(5.75),O(.25)                             811,895

  64            6,898,013          Health Care - Skilled Nursing      L(3),4(3),3(1),2(1),1(1),O(1) or D(Borr)           979,997
  64a                              Health Care - Skilled Nursing
------------------------------------------------------------------------------------------------------------------------------------
  64b                              Health Care - Skilled Nursing
  64c                              Health Care - Skilled Nursing
  64d                              Health Care - Skilled Nursing
  64e                              Health Care - Skilled Nursing
  64f                              Health Care - Skilled Nursing
------------------------------------------------------------------------------------------------------------------------------------

  65            1,010,991          Multifamily - Section 42           L(5),YM1%(10),1(15)                                811,496
  66            8,399,795          Multifamily                        L(4),YM1%(5.75),O(.25)                             774,958
  67            8,452,851          Retail - Anchored                  L(2.417),D(7.33),O(.25)                            795,658
  68            8,806,490          Multifamily                        L(2),YM1%(3),5(1),4(1),3(1),2(1),1(.5),O(.5)       850,321 (2)
------------------------------------------------------------------------------------------------------------------------------------
  69            5,982,702          Hotel - Limited Service            L(4),YM1%(10.75),O(.25) or D(Borr)                 813,135
  70            7,415,934          Hotel - Limited Service            L(4),D(5.5),O(.5)                                  788,779
  71            7,561,277          Retail - Unanchored                L(4),D(9)                                          750,452

  72            8,096,742          Multifamily                        L(5),YM1%(4.75),O(.25)                             747,828
------------------------------------------------------------------------------------------------------------------------------------
  72a                              Multifamily
  72b                              Multifamily
  72c                              Multifamily

  73            7,059,774          Retail - Anchored                  L(7),D(7.5),O(.5)                                  737,633
------------------------------------------------------------------------------------------------------------------------------------
  74            8,047,686          Multifamily                        L(4),YM1%(5.75),O(.25)                             741,923
  75            8,119,184          Multifamily                        L(3),YM1%(6.42),O(.5)                              765,894
  76            7,993,399          Multifamily                        L(6),D(4)                                          734,193
  77            6,682,287          Multifamily                        L(2),YM1%(8),3(1),2(1),1(1),O(2)                   724,339
  78              365,560          Health Care - Skilled Nursing      L(2.25),D(17.5),O(.25)                             895,976
------------------------------------------------------------------------------------------------------------------------------------
  80            7,650,822          Multifamily                        L(4),D(5.75),O(.25)                                695,482
  81            6,689,586          Hotel - Full Service               L(4),D(5.75),O(.25)                                718,633
  82            6,341,962          Multifamily                        L(1),YM1%(13.5),O(.5)                              671,262
  83            5,116,516          Retail - Anchored                  L(10),YM1%(9.5),O(.5)                              674,652
------------------------------------------------------------------------------------------------------------------------------------
  84            6,404,801          Office                             L(4),YM1%(5.5),O(.5)                               699,440
  85            7,376,937          Multifamily                        L(2),YM1%(3),5(1),4(1),3(1),2(1),1(.5),O(.5)       712,289 (2)
  86            6,960,150          Multifamily                        L(4),D(5.83),O(.17)                                644,918
  87            6,880,415          Office                             L(4),D(5.75),O(.25)                                649,984
  88            6,828,828          Multifamily                        L(4),D(5.83),O(.17)                                632,750
------------------------------------------------------------------------------------------------------------------------------------
  89            6,331,846          Hotel - Limited Service            L(4),D(5.75),O(.25)                                691,696
  90            6,403,372          Hotel - Limited Service            L(4),D(5.75),O(.25)                                714,687
  91            6,863,780          Multifamily                        L(4),D(5.66),O(.33)                                645,260
  92            6,803,099          Retail - Anchored                  L(4),D(5.5),O(.5)                                  633,793
  93            6,665,513          Health Care - Congregate Care      L(4),D(6)                                          619,055
------------------------------------------------------------------------------------------------------------------------------------
  94            6,625,083          Multifamily                        L(1),YM1%(8.5),O(.5)                               606,756
  95              252,508          Industrial                         L(9),YM1%(10.5),O(.5)                              693,806
  96            6,525,409          Multifamily                        L(2),YM1%(7.75),O(.25)                             617,258

  97            6,347,918          Retail - Unanchored                L(5),D(4.75),O(.25)                                595,746
------------------------------------------------------------------------------------------------------------------------------------
  97a                              Retail - Unanchored
  97b                              Retail - Unanchored
  97c                              Retail - Unanchored
  97d                              Retail - Unanchored
  97e                              Retail - Unanchored
------------------------------------------------------------------------------------------------------------------------------------

  98            6,310,886          Office                             L(4),D(5.75),O(.25)                                587,058
  99            6,209,383          Multifamily                        L(4),YM1%(5.5),O(.5)                               587,351
  100           6,252,451          Multifamily                        L(2.83),YM(6.92),O(.25) or D(Borr)                 577,761
  101           6,349,079          Office                             L(4),D(5.83),O(.17)                                619,222
------------------------------------------------------------------------------------------------------------------------------------
  102           6,209,802          Retail - Anchored                  L(4),D(5.5),O(.5)                                  572,571
  103           6,210,345          Retail - Anchored                  L(4),D(5.5),O(.5)                                  574,296
  104           6,245,703          Retail - Unanchored                L(4),D(5.75),O(.25)                                593,375
  105           5,443,635          Retail - Unanchored                L(5),D(10)                                         578,737
  106           6,568,393          Retail - Anchored                  L(4),D(1.5),O(.5)                                  575,309
------------------------------------------------------------------------------------------------------------------------------------
  107           5,094,442          Retail - Anchored                  L(4),D(6.75),O(.25)                                619,430
  108           6,123,216          Retail - Anchored                  L(4),D(5.83),O(.17)                                571,720
  109             656,458          Multifamily                        L(4),YM1%(6),1(19.75),O(.25) or D(Borr)            554,211
  110           5,609,345          Retail - Unanchored                L(4),D(5.75),O(.25)                                612,962
  111           5,969,833          Multifamily                        L(4),D(5.75),O(.25)                                544,672
------------------------------------------------------------------------------------------------------------------------------------



                                                                                                       Underwritten
                                                                                                       Hospitality
                                                                        Cut-off        Scheduled         Average
Control          Net                     Appraised    Appraisal          Date        Maturity Date        Daily             Year
  No.       Cash Flow ($)  DSCR (x)      Value ($)       Year           LTV (%)         LTV (%)          Rate ($)           Built
------------------------------------------------------------------------------------------------------------------------------------
  62        $ 1,049,162     1.26x      $ 11,700,000     1997             84.9%            8.8%                              1996
  63          1,178,200     1.45         13,300,000     1998             73.3            64.7                               1991

  64          1,673,993     1.71         16,113,000     1997             60.3            42.8
  64a                                     3,630,000     1997                                                                1974
------------------------------------------------------------------------------------------------------------------------------------
  64b                                     3,490,000     1997                                                                1972
  64c                                     2,650,000     1997                                                                1996
  64d                                     2,634,000     1997                                                                1900
  64e                                     2,160,000     1997                                                                1972
  64f                                     1,549,000     1997                                                                1935
------------------------------------------------------------------------------------------------------------------------------------

  65            982,737     1.21         11,600,000     1997             83.5             8.7                               1996
  66          1,057,496     1.36         12,000,000     1997             79.9            70.0                               1972
  67            998,687     1.26         12,000,000     1997             79.7            70.4                               1990
  68          1,072,873     1.26         13,000,000     1997             73.3            67.7                               1986
------------------------------------------------------------------------------------------------------------------------------------
  69          1,141,302     1.40         14,400,000     1997             64.3            41.6            $78.00             1966
  70          1,738,546     2.20         15,200,000     1997             60.9            48.8             91.25             1995
  71            946,752     1.26         12,500,000     1997             73.9            60.5                               1986

  72          1,122,548     1.50         11,615,000     1997             79.5            69.7
------------------------------------------------------------------------------------------------------------------------------------
  72a                                     5,385,000     1997                                                              1987,1996
  72b                                     4,130,000     1997                                                                1990
  72c                                     2,100,000     1997                                                              1986,1989

  73            970,086     1.32         11,700,000     1997             78.7            60.3                             1989-1994
------------------------------------------------------------------------------------------------------------------------------------
  74            972,209     1.31         11,500,000     1997             79.9            70.0                               1987
  75            937,374     1.22         11,715,000     1997             78.3            69.3                              1974-77
  76            979,532     1.33         11,450,000     1997             79.8            69.8                               1957
  77          1,021,076     1.41         12,750,000     1997             70.4            52.4                               1972
  78          2,088,648     2.33         43,000,000     1997             20.8             0.9                             1974,1980
------------------------------------------------------------------------------------------------------------------------------------
  80            870,335     1.25         11,000,000     1997             79.8            69.6                               1978
  81          1,064,886     1.48         14,000,000     1997             59.2            47.8             89.17             1973
  82            839,793     1.25         10,300,000     1997             79.4            61.6                               1978
  83            879,371     1.30         10,800,000     1997             74.9            47.4                               1962
------------------------------------------------------------------------------------------------------------------------------------
  84          1,177,590     1.68         12,400,000     1997             64.9            51.7                               1974
  85            850,963     1.19         10,000,000     1997             79.8            73.8                               1986
  86            985,616     1.53         10,600,000     1997             74.8            65.7                               1980
  87            922,842     1.42         10,900,000     1998             71.5            63.1                               1929
  88            877,807     1.39         10,400,000     1997             74.8            65.7                               1978
------------------------------------------------------------------------------------------------------------------------------------
  89          1,031,492     1.49         10,400,000     1997             74.7            60.9             69.68             1995
  90            984,582     1.38         10,425,000     1997             74.5            61.4             80.90             1997
  91            855,892     1.33          9,800,000     1997             79.2            70.0                               1977
  92            854,994     1.35         10,800,000     1998             71.7            63.0                              1986-87
  93          1,016,496     1.64         11,000,000     1998             69.0            60.6                               1988
------------------------------------------------------------------------------------------------------------------------------------
  94            788,797     1.30         10,000,000     1998             75.8            66.3                               1968
  95            871,324     1.26         10,320,000     1997             71.7             2.5                               1984
  96            771,953     1.25          9,400,000     1997             78.5            69.4                               1997

  97            795,713     1.34         10,000,000     1997             72.0            63.5                             1916-1941
------------------------------------------------------------------------------------------------------------------------------------
  97a                                                   1997                                                                1929
  97b                                                   1997                                                                1926
  97c                                                   1997                                                                1931
  97d                                                   1997                                                                1941
  97e                                                   1997                                                                1916
------------------------------------------------------------------------------------------------------------------------------------

  98            788,557     1.34         10,500,000     1997             68.4            60.1                               1985
  99            756,576     1.29          9,000,000     1997             79.7            69.0                               1983
  100           730,096     1.26          9,150,000     1998             77.9            68.3                               1972
  101           905,615     1.46          9,500,000     1997             74.7            66.8                               1983
------------------------------------------------------------------------------------------------------------------------------------
  102           756,062     1.32         10,350,000     1997             68.5            60.0                               1978
  103           740,824     1.29          9,470,000     1997             74.8            65.6                               1992
  104           739,586     1.25          9,600,000     1997             73.5            65.1                              1972-78
  105           779,288     1.35          9,350,000     1998             74.9            58.2                               1989
  106           759,611     1.32         10,000,000     1998             69.9            65.7                               1990
------------------------------------------------------------------------------------------------------------------------------------
  107           793,989     1.28          9,600,000     1997             72.6            53.1                               1985
  108           823,982     1.44          9,400,000     1997             73.9            65.1                               1990
  109           697,376     1.26         14,000,000     1998             49.3             4.7                               1965
  110           921,889     1.50         11,000,000     1998             62.7            51.0                               1983
  111           705,735     1.30          9,500,000     1997             72.0            62.8                               1977
------------------------------------------------------------------------------------------------------------------------------------

                            Sq. Ft.,             Loan per
                             Units            Sq. Ft., Units                                          Underwritten
Control        Year         Bed, Pad              Bed, Pad         Occupancy        Rent Roll          Replacement
  No.        Renovated      or Room             or Room ($)       Percentage (%)     Date               Reserves ($)      per
====================================================================================================================================
  62            N/A           300 Units           $ 33,150.00        98.0%         10/23/98               $175.00         Unit
  63            N/A       136,999 Sq. Ft.               71.19        91.7            3/3/98                  0.15         Sq. Ft.

  64                          538 Beds              18,215.61        98.3                                  225.00         Bed
  64a           N/A           144 Beds                               96.7                                  225.00         Bed
-----------------------------------------------------------------------------------------------------------------------------------
  64b           1993          103 Beds                               99.9                                  225.00         Bed
  64c           N/A            60 Beds                               97.7                                  225.00         Bed
  64d          1970's         100 Beds                               97.8                                  225.00         Bed
  64e           N/A            81 Beds                               98.7                                  225.00         Bed
  64f           1969           50 Beds                               99.5                                  225.00         Bed
-----------------------------------------------------------------------------------------------------------------------------------

  65            N/A           288 Units             33,680.56        92.2           9/22/97                175.00         Unit
  66            N/A           324 Units             29,629.63        99.0           12/5/97                277.00         Unit
  67            N/A       139,221 Sq. Ft.               68.96        90.6           3/31/98                  0.10         Sq. Ft.
  68            N/A           378 Units             25,211.64        88.5            6/5/97                175.00         Unit
-----------------------------------------------------------------------------------------------------------------------------------
  69            1988          209 Rooms             44,497.61       NAP                 NAP   4% of Gross Revenue         Room
  70            N/A           181 Rooms             51,104.97       NAP                 NAP  4% of Gross Revenue         Room
  71            1990       54,126 Sq. Ft.              170.90        97.7           3/11/98                  0.11         Sq. Ft.

  72                          252 Units             36,706.35        94.1                                  261.00         Unit
-----------------------------------------------------------------------------------------------------------------------------------
  72a           N/A           108 Units                              91.7           1/16/98                261.00         Unit
  72b           N/A            88 Units                              94.3            1/6/98                261.00         Unit
  72c           N/A            56 Units                             100.0            1/9/98                261.00         Unit

  73            N/A       103,934 Sq. Ft.               88.81       100.0           12/1/97                  0.24         Sq. Ft.
-----------------------------------------------------------------------------------------------------------------------------------
  74            N/A           202 Units             45,544.55        98.0           12/5/97                253.00         Unit
  75            N/A           414 Units             22,222.22        90.3           8/31/97                175.00         Unit
  76            N/A           230 Units             39,782.61        97.0           12/2/97                239.00         Unit
  77            N/A           252 Units             35,714.29        96.0          11/30/97                206.00         Unit
  78            1995          720 Beds              12,500.00        98.0            1/1/98                250.00         Bed
-----------------------------------------------------------------------------------------------------------------------------------
  80            1994          195 Units             45,128.21        96.4          11/22/97                270.95         Unit
  81          1994-96         214 Rooms             38,785.05       NAP                 NAP   4% of Gross Revenue         Room
  82            N/A           202 Units             40,594.06        97.5           12/1/97                200.00         Unit
  83         1994-1997    264,230 Sq. Ft.               30.66        99.0            1/1/98                  0.20         Sq. Ft.
-----------------------------------------------------------------------------------------------------------------------------------
  84         1996-1997    113,124 Sq. Ft.               71.60        94.8            4/1/98                  0.10         Sq. Ft.
  85            N/A           330 Units             24,190.91        82.1           6/16/97                175.00         Unit
  86            1997          240 Units             33,125.00       100.0          11/17/97                296.00         Unit
  87            1982      228,949 Sq. Ft.               34.07        99.8            3/4/98                  0.20         Sq. Ft.
  88            1996          258 Units             30,232.56        92.5            9/1/97                220.00         Unit
-----------------------------------------------------------------------------------------------------------------------------------
  89            N/A           130 Rooms             60,000.00       NAP                 NAP   4% of Gross Revenue         Room
  90            N/A           111 Rooms             70,270.27       NAP                 NAP   4% of Gross Revenue         Room
  91            1996          246 Units             31,707.32        95.0           7/28/97                245.00         Unit
  92            N/A       147,942 Sq. Ft.               52.39        88.6           1/15/98                  0.15         Sq. Ft.
  93            N/A           200 Beds              38,000.00        87.0          12/24/97                250.00         Bed
-----------------------------------------------------------------------------------------------------------------------------------
  94         1992-1996        188 Units             40,425.53       100.0          12/30/97                200.00         Unit
  95            N/A       388,800 Sq. Ft.               19.03        92.1           4/1/98                   0.10         Sq. Ft.
  96            N/A           138 Units             53,623.19       100.0          11/25/97                150.00         Unit

  97            N/A        14,128 Sq. Ft.              511.04        97.5           4/15/98                  0.10         Sq. Ft.
-----------------------------------------------------------------------------------------------------------------------------------
  97a           N/A         2,344 Sq. Ft.                           100.0           4/15/98                  -
  97b           N/A         4,779 Sq. Ft.                           100.0           4/15/98                  -
  97c          1980's       1,912 Sq. Ft.                           100.0           4/15/98                  -
  97d           N/A         1,500 Sq. Ft.                           100.0           4/15/98                  -
  97e           N/A         3,593 Sq. Ft.                            90.2           4/15/98                  -
-----------------------------------------------------------------------------------------------------------------------------------

  98            N/A        49,308 Sq. Ft.              146.02       100.0           1/10/98                  0.23         Sq. Ft.
  99            N/A           249 Units             28,915.66        96.0          10/25/97                294.35         Unit
  100           N/A           182 Units             39,285.71        94.5           1/14/98                250.00         Unit
  101           N/A        88,895 Sq. Ft.               80.15        96.8           9/16/97                  0.25         Sq. Ft.
-----------------------------------------------------------------------------------------------------------------------------------
  102           N/A       231,299 Sq. Ft.               30.70        88.7           2/27/98                  0.16         Sq. Ft.
  103           N/A        85,393 Sq. Ft.               83.14       100.0           10/8/97                  0.10         Sq. Ft.
  104           N/A        42,516 Sq. Ft.              166.17       100.0           2/28/98                  0.15         Sq. Ft.
  105           N/A        74,728 Sq. Ft.               93.67        99.0            1/1/98                  0.32         Sq. Ft.
  106           N/A        31,800 Sq. Ft.              220.13       100.0           2/27/98                  0.14         Sq. Ft.
-----------------------------------------------------------------------------------------------------------------------------------
  107           N/A       182,069 Sq. Ft.               38.45        94.0           12/1/97                  0.20         Sq. Ft.
  108           N/A        99,582 Sq. Ft.               70.04        85.0           7/28/97                  0.16         Sq. Ft.
  109           1995          200 Units             34,500.00        92.0            4/1/98                200.00         Unit
  110           N/A        55,706 Sq. Ft.              123.86        85.0           8/29/97                  0.15         Sq. Ft.
  111           N/A           172 Units             39,825.58        97.7          12/17/97                207.43         Unit
-----------------------------------------------------------------------------------------------------------------------------------


                                      Largest Tenant                                                        2nd Largest Tenant
              ------------------------------------------------------------------    ---------------------------------------------
                                                    Tenant                                                                 Tenant
   Control                                       Area Leased      Lease                                                 Area Leased
     No.                    Tenant Name           (Sq. Ft.)     Exp Date                            Tenant Name          (Sq. Ft.)
===================================================================================================================================
  62
  63       Shoppers Food Warehouse                   47,040           4/30/02         Gold's Gym                            15,050

  64
  64a
-----------------------------------------------------------------------------------------------------------------------------------
  64b
  64c
  64d
  64e
  64f
-----------------------------------------------------------------------------------------------------------------------------------

  65
  66
  67       Food 4 Less                               50,875           7/1/09          $0.98 Clearance                       13,920
  68
-----------------------------------------------------------------------------------------------------------------------------------
  69
  70
  71       Nieuport 17 Restaurant                     6,882           5/31/15         Great Western Bank                     6,363

  72
-----------------------------------------------------------------------------------------------------------------------------------
  72a
  72b
  72c

  73       Stein Mart, Inc.                          34,690           4/30/04         Blockbuster Video                      6,315
-----------------------------------------------------------------------------------------------------------------------------------
  74
  75
  76
  77
  78
-----------------------------------------------------------------------------------------------------------------------------------
  80
  81
  82
  83       North Oaks Bowl                           59,000           8/31/03         Schnucks                              26,752
-----------------------------------------------------------------------------------------------------------------------------------
  84       SouthTrust Bank                           23,042           8/14/98         McNeary Insurance Consulting          13,918
  85
  86
  87       Temple University                         91,538          12/15/01         Park Amer                             40,195
  88
-----------------------------------------------------------------------------------------------------------------------------------
  89
  90
  91
  92       Rose's Department Store                   54,000           8/20/06         White Marlin Premier Cinemas          18,773
  93
-----------------------------------------------------------------------------------------------------------------------------------
  94
  95       Verbatim Corporation                     213,840           6/30/03         Simmons Company                      144,180
  96

  97
-----------------------------------------------------------------------------------------------------------------------------------
  97a      Benne Boy, Inc                               864           4/30/03         Mxyplyzyk d/b/a Saltwater Pool           708
  97b      Joy Delicatessen                           1,700           7/31/00         Seventh Avenue Gallery                 1,281
  97c      Brancusi of New York                       1,912           7/31/98
  97d      Widing & Peck Art Gallery                  1,500           4/30/00
  97e      Rug Rat, Ltd.                                850           4/30/05         Mak's Custom Tailoring                   546
-----------------------------------------------------------------------------------------------------------------------------------

  98       Affiliates in Medical Spec.                9,251           7/15/05         OBGYN Affil.                           8,710
  99
  100
  101      Infotouch Corp.                            5,790          12/20/00         Pacific Ent. Suites                    5,447
-----------------------------------------------------------------------------------------------------------------------------------
  102      Belk                                      62,109          12/31/99         J.C. Penney                           61,115
  103      Kroger                                    52,618           4/25/18         Healthy Approach Market                4,517
  104      Rene's at Talquepaque                      3,682           5/31/00         El Rincon Restaurant                   3,114
  105      The Place                                 14,155           8/30/06         Damans                                 9,723
  106      Cineplex Odeon                            28,000          12/15/09         Starbucks Corporation                  1,500
-----------------------------------------------------------------------------------------------------------------------------------
  107      Burlington Coat Factory                   48,318           1/31/11         Office Max                            27,350
  108      Marshalls                                 27,054           1/31/03         Strouds                               12,000
  109
  110      Brew Moon                                  7,808           12/7/04         Bennigan's                             7,186
  111
-----------------------------------------------------------------------------------------------------------------------------------


                                          3rd Largest Tenant
            ------------       -----------------------------------------------------------------------------------
                                                                            Tenant
 Control       Lease                                                   Area Leased               Lease                  Control
   No.       Exp Date                       Tenant Name                 (Sq. Ft.)              Exp Date                   No.
====================================================================================================================================
  62                                                                                                                      62
  63          2/28/00         Oldie's Music Legends                           8,000                    12/31/02           63

  64                                                                                                                      64
  64a                                                                                                                     64a
------------------------------------------------------------------------------------------------------------------------------------
  64b                                                                                                                     64b
  64c                                                                                                                     64c
  64d                                                                                                                     64d
  64e                                                                                                                     64e
  64f                                                                                                                     64f
------------------------------------------------------------------------------------------------------------------------------------

  65                                                                                                                      65
  66                                                                                                                      66
  67           4/1/06         Walgreens                                      13,173                      1/7/07           67
  68                                                                                                                      68
------------------------------------------------------------------------------------------------------------------------------------
  69                                                                                                                      69
  70                                                                                                                      70
  71          4/30/02         Tustin Brewing                                  4,548                     5/30/06           71

  72                                                                                                                      72
------------------------------------------------------------------------------------------------------------------------------------
  72a                                                                                                                     72a
  72b                                                                                                                     72b
  72c                                                                                                                     72c

  73          4/30/99         Applebee's                                      4,815                    12/31/00           73
------------------------------------------------------------------------------------------------------------------------------------
  74                                                                                                                      74
  75                                                                                                                      75
  76                                                                                                                      76
  77                                                                                                                      77
  78                                                                                                                      78
------------------------------------------------------------------------------------------------------------------------------------
  80                                                                                                                      80
  81                                                                                                                      81
  82                                                                                                                      82
  83          1/31/01         Jobs Partnership Center (St. Louis County)     24,710                     1/31/09           83
------------------------------------------------------------------------------------------------------------------------------------
  84          9/30/98         StaffAmerica Corp.                              7,470                     6/30/98           84
  85                                                                                                                      85
  86                                                                                                                      86
  87         10/31/00         Levy, Angstreich, Finney                       10,130                     5/30/02           87
  88                                                                                                                      88
------------------------------------------------------------------------------------------------------------------------------------
  89                                                                                                                      89
  90                                                                                                                      90
  91                                                                                                                      91
  92          8/31/01         Rite Aid Pharmacy                              10,010                     5/31/03           92
  93                                                                                                                      93
------------------------------------------------------------------------------------------------------------------------------------
  94                                                                                                                      94
  95          4/30/03                                                                                                     95
  96                                                                                                                      96

  97                                                                                                                      97
------------------------------------------------------------------------------------------------------------------------------------
  97a         7/31/02         Mxyplyzyk                                         416                     4/30/03           97a
  97b         2/28/98         Think New York                                    701                     7/31/06           97b
  97c                                                                                                                     97c
  97d                                                                                                                     97d
  97e        12/31/01         Kenneth Bower                                     470                    10/31/99           97e
------------------------------------------------------------------------------------------------------------------------------------

  98          7/15/05         Pediatric Affiliates                            4,922                     7/15/05           98
  99                                                                                                                      99
  100                                                                                                                    100
  101             NAV         P & W Software                                  4,846                     1/14/00          101
------------------------------------------------------------------------------------------------------------------------------------
  102         3/31/99         Goody's Family Clothing                        22,900                     3/31/04          102
  103         4/30/99         Trinity Western Title                           4,127                     8/31/99          103
  104         3/14/98         Mothers Nature's                                2,567                     12/1/01          104
  105         6/30/07         YMCA                                            9,154                     8/31/99          105
  106         2/28/05         La Famiglia Pizzaria & Rest.                    1,200                      3/1/05          106
------------------------------------------------------------------------------------------------------------------------------------
  107        10/31/11         Coomer's Craft Mall                            12,474                    10/14/99          107
  108          9/1/99         Learning is Fun                                 6,480                      7/1/01          108
  109                                                                                                                    109
  110         1/31/07         BNN                                             6,464                     6/30/98          110
  111                                                                                                                    111
------------------------------------------------------------------------------------------------------------------------------------



7 & 8 & 9


Control
  No.      Property Name                                                Address
==================================================================================================================
  112      Orangebrook Manor Apartments                                 5400  Yarmouth Avenue
  113      Trinity Place Apartments                                     1331 Trinity Place
  114      Le Med Apartments                                            950 W. Sierra Madre Avenue
  115      Pleasant Hills Villas                                        5520  Pleasant Hill Avenue
  116      Westminster Plaza                                            12109-12121 Westheimer Road
------------------------------------------------------------------------------------------------------------------
  117      Legacy Apartments                                            1411  East Orangewood Avenue
  118      Valley Breeze Apartments                                     1394  Oro Vista Road
  119      City Center Building                                         227 Bronough Street
  120      Dublin Mall                                                  U.S. Highway 80 and Shamrock Drive
  121      Fountain Court                                               6355-6605 Manatee Avenue
------------------------------------------------------------------------------------------------------------------
  122      New Market Mall                                              NEQ I 270 & Sawmill Road
  123      Highgate Apartments                                          5710 Fourth St.
  124      Playa Blanca Apartments                                      1905-79 Avenida Del Mexico
  125      Minges Brook Mall                                            5700 Beckley Road
  126      The Addison                                                  831 E. Morehead St.
------------------------------------------------------------------------------------------------------------------
  127      Carolina Apartments                                          401 Highway 54 Bypass
  128      Holiday Inn Lynchburg                                        601 Main Street
  129      PalmTree Plaza                                               3513-3533 Canon Road
  130      Victoria Apartments                                          414-444  South Ardmore Avenue
  131      Pelham at Hyland Business Center                             Pelham Road at Hyland Road
------------------------------------------------------------------------------------------------------------------
  132      Franklin Plaza                                               281-339 Bickett Boulevard
  133      Cumberland Green                                             26 Ladow Avenue
  134      Spring Center                                                8627 16th Street
  135      Rose Hill I                                                  6200-6268 Rose Hill Drive
  136      Officemax and Best Buy                                       2420 & 2452 East Springs Drive
------------------------------------------------------------------------------------------------------------------
  137      Two Executive Boulevard                                      Two Executive Boulevard
  138      Green Grove                                                  99 Green Grove
  139      Constantine Village                                          26 Constantine Place
  141      Shoppes of Olney                                             3110-3134 Olney Sandy Spring Road
------------------------------------------------------------------------------------------------------------------
  142      United HealthCare Office Bldg                                13621 NW 12th Street
  143      Linden Court Apartments                                      372 S. Ironwood Ave.
  144      Serra Commons Apartments                                     1580 Southgate Boulevard
  145      A & P Grocery Store                                          179 Stonington Road (U.S. Route 1)
  146      540 Atlantic Avenue                                          540 Atlantic Avenue
------------------------------------------------------------------------------------------------------------------
  147      Maple Leaf Plaza                                             540 Water Street
  148      Holiday Inn City Center                                      175 East Town Street
  149      53, 53-West, and 102 Commerce Center                         10551 and 10791 NW 53rd Street and 5401 and 5405 N
  150      K & K Warehousing - 701 Fourth Avenue                        701 Fourth Avenue
  151      Emerald Apartments                                           964 President Avenue
------------------------------------------------------------------------------------------------------------------
  152      MacArthur Plaza I & II                                       7945 MacArthur Boulevard and 6500 Seven Locks Road
  153      Mount Vernon                                                 38-A Mount Vernon Drive
  154      Evergreen Plaza                                              1710 Route 38
  155      21 DuPont Circle                                             21 DuPont Circle
  156      1-3 Parklands Drive (Parkland Office Park)                   1-3 Parklands Drive
------------------------------------------------------------------------------------------------------------------
  157      Payne Ranch Centre                                           SWC of Grand Ave. & Peyton Drive
  158      Leonardine Gardens                                           110 Leonardine Avenue
  159      Kroger La Grange                                             203 Commerce Avenue
  160      Park Encino Apartments                                       5325  Newcastle Avenue
  161      Wickes Shopping Center                                       800 Central Expressway North
------------------------------------------------------------------------------------------------------------------
  162      Ashby Square West Shopping Center                            SEC of West Broad Street & Tuckernuck Drive
  163      Hampton Inn Detroit Metro Airport                            30847 Flynn Drive
  164      Commerce Park of Palm Beach County                           3111 Fortune Way
  165      Forest Glen Apartments                                       1639  North Forest Road
  166      Home - Springhouse Phase II                                  5010 Split Rail Drive
------------------------------------------------------------------------------------------------------------------
  167      Southside Comfort Inn                                        120 West Third Street
  168      Mill Park Apartments                                         2900 McCann Road
  169      Warehouse Specialists - Enterprise Park 3.5, 4, 5            8511-8555 Martin Drive
  170      Grand Central Station Shopping Center                        8756 Research Blvd
  171      Ramada Inn Newburgh                                          1055 Union Avenue
------------------------------------------------------------------------------------------------------------------
  172      73 Spring Street Limited Partnership                         67-73 Spring Street
  173      Beacon Mill Village                                          2 Main Street
  174      Club at Woodland Pond                                        13801 North 37th Street
  175      La Maison                                                    2308 & 2408 Houma Blvd
  176      Connecticut Avenue Days Inn                                  4400 Connecticut Avenue, NW
------------------------------------------------------------------------------------------------------------------
  177      Dill Creek Commons Shopping Center                           1360 West Wade Hampton Blvd.
  178      Whole Foods Market                                           711 University Avenue
  179      One Sentry Parkway                                           One Sentry Parkway
  180      Hampton Inn - Matthews                                       9615 Independence Point Parkway
  181      Cambridge House                                              250 Bellbrook Avenue
------------------------------------------------------------------------------------------------------------------


                                                           Cross
Control                                     Zip        Collateralized           Original
  No.      City                     State   Code           Groups              Balance ($)
=========================================================================================
  112      Encino                    CA    91316                             $ 6,848,492
  113      Middletown                OH    45042                               6,800,000
  114      Azusa                     CA    91702                               6,750,000
  115      Las Vegas                 NV    89103                               6,750,000
  116      Houston                   TX    77077                               6,700,000
-----------------------------------------------------------------------------------------
  117      Phoenix                   AZ    85020                               6,700,000
  118      San Diego                 CA    92154                               6,700,000
  119      Tallahassee               FL    32301                               6,675,000
  120      Dublin                    GA    31021                               6,600,000
  121      Bradenton                 FL    34209                               6,600,000
-----------------------------------------------------------------------------------------
  122      Columbus                  OH    43235                               6,600,000
  123      Lubbock                   TX    79416                               6,600,000
  124      San Diego                 CA    92154                               6,600,000
  125      Battle Creek              MI    49015                               6,600,000
  126      Charlotte                 NC    28204                               6,600,000
-----------------------------------------------------------------------------------------
  127      Carrboro                  NC    27510                               6,552,000
  128      Lynchburg                 VA    24504                               6,500,000
  129      Oceanside                 CA    92056                               6,500,000
  130      Los Angeles               CA    90020                               6,480,000
  131      Greenville                SC    29615                               6,418,000
-----------------------------------------------------------------------------------------
  132      Louisburg                 NC    27549                               6,400,000
  133      Millville                 NJ    08332                               6,400,000
  134      Silver Spring             MD    20910                               6,375,000
  135      Alexandria                VA    22310                               6,333,000
  136      Madison                   WI    53704                               6,320,000
-----------------------------------------------------------------------------------------
  137      Montebello                NY    10901                               6,300,000
  138      Keyport                   NJ    07735                               6,300,000
  139      Summit                    NJ    07836                               6,300,000
  141      Olney                     MD    20832                               6,250,000
-----------------------------------------------------------------------------------------
  142      Sunrise                   FL    33304                               6,200,000
  143      Rialto                    CA    92376                               6,200,000
  144      Daly City                 CA    94014                               6,200,000
  145      Stonington                CT    06355                               6,200,000
  146      Brooklyn                  NY    11217                               6,150,000
-----------------------------------------------------------------------------------------
  147      Chardon                   OH    44024                               6,100,000
  148      Columbus                  OH    43215                               6,100,000
  149      Sunrise                   FL    33321                               6,000,000
  150      Menominee                 MI    49858       Group C                 6,000,000
  151      Toms River                NJ    08753                               6,000,000
-----------------------------------------------------------------------------------------
  152      Cabin John                MD    20818                               6,000,000
  153      Vernon                    CT    06066                               6,000,000
  154      Mount Holly               NJ    08060                               6,000,000
  155      Washington                DC    20036                               5,800,000
  156      Darien                    CT    06820                               5,800,000
-----------------------------------------------------------------------------------------
  157      Chino Hills               CA    91709                               5,800,000
  158      South River               NJ    08882                               5,800,000
  159      LaGrange                  GA    30241                               5,795,490
  160      Encino                    CA    91316                               5,735,450
  161      Plano                     TX    75074                               5,715,000
-----------------------------------------------------------------------------------------
  162      Richmond                  VA    23220                               5,700,000
  163      Romulus                   MI    48174                               5,700,000
  164      Wellington                FL    33414                               5,600,000
  165      La Grange Park            IL    60526                               5,600,000
  166      Winston-Salem             NC    27106                               5,520,000
-----------------------------------------------------------------------------------------
  167      Bethlehem                 PA    18018                               5,500,000
  168      Longview                  TX    75605                               5,486,000
  169      Clayton                   WI    54956       Group D                 5,500,000
  170      Austin                    TX    78758                               5,415,000
  171      Newburgh                  NY    12550                               5,400,000
-----------------------------------------------------------------------------------------
  172      New York                  NY    10012                               5,400,000
  173      Beacon Falls              CT    06403                               5,400,000
  174      Tampa                     FL    33613                               5,360,000
  175      Metairie                  LA    70001                               5,360,000
  176      Washington                DC    20008                               5,350,000
-----------------------------------------------------------------------------------------
  177      Greer                     SC    29650                               5,390,000
  178      San Diego                 CA    92103                               5,336,000
  179      Whitpain Township         PA    19422                               5,300,000
  180      Matthews                  NC    28105       Group B                 5,300,000
  181      Bristol                   TN    37620                               5,300,000
-----------------------------------------------------------------------------------------


                        % of Aggregate  Cumulative                                 Interest
Control   Cut-off Date  Cut-off Date   % of Initial   Mortgage    Administrative     Accrual            Amortization
  No.      Balance ($)   Balance       Pool Balance     Rate (%)   Cost Rate (%)     Method              Type
====================================================================================================================================
  112   $ 6,838,693.78    0.20%         53.38%        7.0510%      0.0962%        Actual/360   Amortizing Balloon
  113     6,794,491.45    0.20          53.58         7.0600       0.0962           30/360     Amortizing Balloon
  114     6,744,467.08    0.20          53.78         7.0000       0.1462         Actual/360   Amortizing (ARD)
  115     6,732,378.75    0.20          53.98         7.1350       0.0962         Actual/360   Amortizing Balloon
  116     6,690,963.03    0.20          54.17         7.2900       0.0962         Actual/360   Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------
  117     6,683,917.14    0.20          54.37         7.6270       0.0962         Actual/360   Amortizing Balloon
  118     6,671,562.47    0.20          54.56         7.5710       0.0962         Actual/360   Amortizing Balloon
  119     6,656,983.36    0.20          54.76         6.9400       0.1462         Actual/360   Amortizing (ARD)
  120     6,594,695.89    0.19          54.95         7.1000       0.0962         Actual/360   Amortizing Balloon
  121     6,592,324.44    0.19          55.15         7.3750       0.0962         Actual/360   Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------
  122     6,584,429.79    0.19          55.34         7.2400       0.1462           30/360     Amortizing (ARD)
  123     6,583,249.29    0.19          55.53         7.3000       0.0962         Actual/360   Amortizing Balloon
  124     6,582,428.06    0.19          55.73         7.0200       0.0962         Actual/360   Amortizing (ARD)
  125     6,574,953.93    0.19          55.92         7.4500       0.0962           30/360     Amortizing (ARD)
  126     6,555,555.55    0.19          56.11         7.5000       0.0962         Actual/360   Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------
  127     6,547,029.36    0.19          56.30         7.3900       0.0962         Actual/360   Fully Amortizing
  128     6,493,025.24    0.19          56.49         7.8750       0.0962         Actual/360   Amortizing Balloon
  129     6,474,751.79    0.19          56.68         7.0700       0.0962         Actual/360   Fully Amortizing
  130     6,458,862.87    0.19          56.87         7.0710       0.0962         Actual/360   Amortizing Balloon
  131     6,402,356.16    0.19          57.06         7.3000       0.1562         Actual/360   Amortizing (ARD)
------------------------------------------------------------------------------------------------------------------------------------
  132     6,395,007.39    0.19          57.25         7.2500       0.0962         Actual/360   Amortizing Balloon
  133     6,381,293.31    0.19          57.44         7.6250       0.0962         Actual/360   Amortizing Balloon
  134     6,350,417.94    0.19          57.62         7.1100       0.0962         Actual/360   Amortizing Balloon
  135     6,322,891.20    0.19          57.81         7.1500       0.0962           30/360     Amortizing Balloon
  136     6,320,000.00    0.19          57.99         7.0900       0.0962         Actual/360   Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------
  137     6,295,095.15    0.18          58.18         7.2600       0.1462         Actual/360   Amortizing Balloon
  138     6,294,961.98    0.18          58.36         7.1250       0.0962         Actual/360   Amortizing Balloon
  139     6,276,579.44    0.18          58.55         7.2800       0.0962         Actual/360   Fully Amortizing
  141     6,244,629.40    0.18          58.73         6.7600       0.0962         Actual/360   Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------
  142     6,200,000.00    0.18          58.91         7.3000       0.0962         Actual/360   Interest-Only then Amortizing Balloon
  143     6,190,931.25    0.18          59.09         6.9600       0.0962         Actual/360   Amortizing (ARD)
  144     6,177,199.24    0.18          59.27         7.3300       0.1712         Actual/360   Amortizing Balloon
  145     6,163,226.67    0.18          59.46         7.4200       0.0462           30/360     Fully Amortizing
  146     6,123,872.54    0.18          59.63         8.0000       0.0962         Actual/360   Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------
  147     6,077,175.58    0.18          59.81         7.2500       0.0962         Actual/360   Amortizing Balloon
  148     6,073,664.24    0.18          59.99         7.9000       0.0962         Actual/360   Amortizing Balloon
  149     5,993,027.80    0.18          60.17         7.3800       0.1462         Actual/360   Amortizing Balloon
  150     5,989,329.78    0.18          60.34         7.6250       0.0962         Actual/360   Amortizing Balloon
  151     5,984,430.12    0.18          60.52         7.1700       0.0962         Actual/360   Amortizing (ARD)
------------------------------------------------------------------------------------------------------------------------------------
  152     5,983,970.74    0.18          60.69         7.0000       0.1462         Actual/360   Amortizing Balloon
  153     5,982,462.46    0.18          60.87         7.6250       0.0962         Actual/360   Amortizing Balloon
  154     5,982,208.81    0.18          61.05         7.5530       0.0962         Actual/360   Amortizing Balloon
  155     5,795,439.34    0.17          61.22         7.2100       0.0962         Actual/360   Amortizing Balloon
  156     5,792,389.77    0.17          61.39         7.4000       0.1462         Actual/360   Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------
  157     5,785,128.07    0.17          61.55         7.2400       0.0962         Actual/360   Amortizing (ARD)
  158     5,784,398.59    0.17          61.72         6.9600       0.0962         Actual/360   Fully Amortizing
  159     5,774,542.54    0.17          61.89         7.3750       0.0962           30/360     Amortizing Balloon
  160     5,727,244.22    0.17          62.06         7.0510       0.0962         Actual/360   Amortizing Balloon
  161     5,707,136.81    0.17          62.23         7.2100       0.0962         Actual/360   Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------
  162     5,685,607.37    0.17          62.40         7.3300       0.1562         Actual/360   Amortizing (ARD)
  163     5,678,693.80    0.17          62.56         7.3400       0.0962         Actual/360   Amortizing Balloon
  164     5,585,217.47    0.16          62.73         7.0700       0.1462         Actual/360   Amortizing (ARD)
  165     5,575,834.45    0.16          62.89         7.4940       0.0962         Actual/360   Amortizing Balloon
  166     5,502,009.30    0.16          63.05         7.0750       0.0962           30/360     Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------
  167     5,493,855.16    0.16          63.21         7.6250       0.0962         Actual/360   Amortizing Balloon
  168     5,486,000.00    0.16          63.37         8.1400       0.0962         Actual/360   Interest-Only then Amortizing (ARD)
  169     5,467,635.82    0.16          63.53         7.4375       0.0962         Actual/360   Fully Amortizing
  170     5,394,496.51    0.16          63.69         7.3750       0.0962         Actual/360   Amortizing Balloon
  171     5,394,205.59    0.16          63.85         7.8750       0.0962         Actual/360   Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------
  172     5,382,520.27    0.16          64.01         7.1100       0.0962         Actual/360   Amortizing (ARD)
  173     5,377,345.73    0.16          64.17         7.6250       0.0962         Actual/360   Fully Amortizing
  174     5,355,892.91    0.16          64.32         7.3400       0.1462         Actual/360   Amortizing Balloon
  175     5,355,527.84    0.16          64.48         6.9100       0.0962         Actual/360   Amortizing Balloon
  176     5,350,000.00    0.16          64.64         7.5000       0.0962         Actual/360   Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------
  177     5,349,731.63    0.16          64.80         7.3000       0.0962         Actual/360   Fully Amortizing
  178     5,331,911.30    0.16          64.95         7.3400       0.1462         Actual/360   Amortizing Balloon
  179     5,292,378.31    0.16          65.11         7.0300       0.1462         Actual/360   Amortizing (ARD)
  180     5,277,025.94    0.15          65.26         7.8750       0.0962         Actual/360   Amortizing Balloon
  181     5,271,218.92    0.15          65.42         7.8750       0.0962         Actual/360   Fully Amortizing
------------------------------------------------------------------------------------------------------------------------------------


                                              Original   Remaining
               Original        Remaining      Term to     Term to       Original        Remaining
Control     Interest-Only    Interest-Only    Maturity    Maturity    Amortization    Amortization    Origination    Maturity
  No.       Period (Mos.)    Period (Mos.)     (Mos.)      (Mos.)      Term (Mos.)     Term (Mos.)        Date        or ARD
===================================================================================================================================
  112             0                0            120         118            360             358           2/9/98       3/1/08
  113             0                0            120         119            360             359          3/30/98       4/1/08
  114             0                0            120         119            360             359          2/13/98       4/1/08
  115             0                0            120         117            360             357          1/22/98       2/1/08
  116             0                0            120         118            360             358          2/27/98       3/1/08
-----------------------------------------------------------------------------------------------------------------------------------
  117             0                0            120         117            360             357          1/15/98       2/1/08
  118             0                0            120         114            360             354         10/24/97      11/1/07
  119             0                0            120         117            360             357          1/12/98       2/1/08
  120             0                0            120         119            360             359           3/5/98       4/1/08
  121             0                0            120         119            300             299          3/31/98       4/1/08
-----------------------------------------------------------------------------------------------------------------------------------
  122             0                0             60          57            360             357          1/21/98       2/1/03
  123             0                0            120         117            360             357          1/13/98       2/1/08
  124             0                0            120         117            360             357           1/8/98       2/1/08
  125             0                0            240         235            360             355         11/19/97      12/1/17
  126             0                0            120         114            300             294          10/1/97      11/1/07
-----------------------------------------------------------------------------------------------------------------------------------
  127             0                0            360         359            360             359           3/3/98       4/1/28
  128             0                0            120         119            300             299          3/31/98       4/1/08
  129             0                0            300         297            300             297          1/15/98       2/1/23
  130             0                0            120         116            360             356         12/23/97       1/1/08
  131             0                0            120         117            360             357          2/18/98       2/1/08
-----------------------------------------------------------------------------------------------------------------------------------
  132             0                0            240         239            360             359          3/24/98       4/1/18
  133             0                0            120         116            360             356         12/30/97       1/1/08
  134             0                0            180         175            360             355         11/20/97      12/1/12
  135             0                0            120         118            360             358          2/24/98       3/1/08
  136             0                0            120         120            360             360           4/6/98       5/1/08
-----------------------------------------------------------------------------------------------------------------------------------
  137             0                0            120         119            360             359          3/12/98       4/1/08
  138             0                0            180         179            360             359           4/1/98       4/1/13
  139             0                0            360         355            360             355         11/19/97      12/1/27
  141             0                0            192         191            360             359          3/18/98       4/1/14
-----------------------------------------------------------------------------------------------------------------------------------
  142             60               56           132         128            300             300         12/17/97       1/1/09
  143             0                0            120         118            360             358          2/17/98       3/1/08
  144             0                0            120         115            360             355         10/31/97      12/1/07
  145             0                0            298         293            298             293         11/25/97      10/1/22
  146             0                0            120         116            300             296         12/17/97       1/1/08
-----------------------------------------------------------------------------------------------------------------------------------
  147             0                0            120         115            360             355          11/6/97      12/1/07
  148             0                0             84          80            300             296         12/22/97       1/1/05
  149             0                0            120         119            300             299          3/24/98       4/1/08
  150             0                0            120         119            240             239           3/6/98       4/1/08
  151             0                0            180         177            360             357          1/22/98       2/1/13
-----------------------------------------------------------------------------------------------------------------------------------
  152             0                0            120         117            360             357          1/30/98       2/1/08
  153             0                0            120         116            360             356         12/10/97       1/1/08
  154             0                0            120         116            360             356         12/31/97       1/1/08
  155             0                0            120         119            360             359          3/27/98       4/1/08
  156             0                0            120         118            360             358          2/10/98       3/1/08
-----------------------------------------------------------------------------------------------------------------------------------
  157             0                0            180         177            360             357          1/15/98       2/1/13
  158             0                0            360         357            360             357          1/22/98       2/1/28
  159             0                0            239         236            296             293          1/26/98       1/1/18
  160             0                0            120         118            360             358           2/9/98       3/1/08
  161             0                0            120         118            360             358          2/25/98       3/1/08
-----------------------------------------------------------------------------------------------------------------------------------
  162             0                0            120         117            360             357          1/29/98       2/1/08
  163             0                0            180         177            300             297          1/21/98       2/1/13
  164             0                0            120         117            360             357          1/21/98       2/1/08
  165             0                0            120         114            360             354         10/15/97      11/1/07
  166             0                0            120         116            360             356         12/23/97       1/1/08
-----------------------------------------------------------------------------------------------------------------------------------
  167             0                0            180         179            300             299          3/19/98       4/1/13
  168             23               13           120         110            360             360          6/16/97       7/1/07
  169             0                0            180         178            180             178           2/9/98       3/1/13
  170             0                0            120         116            330             326         12/17/97       1/1/08
  171             0                0            120         119            300             299          3/26/98       4/1/08
-----------------------------------------------------------------------------------------------------------------------------------
  172             0                0            120         116            360             356         12/22/97       1/1/08
  173             0                0            360         354            360             354         10/23/97      11/1/27
  174             0                0            120         119            360             359          3/19/98       4/1/08
  175             0                0            120         119            360             359          3/12/98       4/1/08
  176             0                0            120         120            300             300           4/3/98       5/1/08
-----------------------------------------------------------------------------------------------------------------------------------
  177             0                0            240         236            240             236         12/31/97       1/1/18
  178             0                0            120         119            360             359          2/27/98       4/1/08
  179             0                0            120         118            360             358          2/10/98       3/1/08
  180             0                0            120         116            300             296         12/31/97       1/1/08
  181             0                0            240         237            240             237          1/16/98       2/1/18
-----------------------------------------------------------------------------------------------------------------------------------



                                                                                                                         Annual
   Control     Balloon                                                                                                    Debt
     No.       Balance ($)          Property Type                   Prepayment Provisions                              Service ($)
====================================================================================================================================
  112       $ 5,982,969          Multifamily                     L(4),D(5.67),O(.33)                                   $ 549,576
  113         5,843,452          Multifamily                     L(2.08),D(7.92)                                         546,179
  114         5,888,113          Multifamily                     L(4),YM1%(5.75),O(.25)                                  538,895
  115         5,904,970          Multifamily                     L(4),D(5.83),O(.17)                                     546,259
  116         5,889,897          Retail - Unanchored             L(4),D(5.75),O(.25)                                     550,653
------------------------------------------------------------------------------------------------------------------------------------
  117         5,934,760          Multifamily                     L(4),D(5.83),O(.17)                                     569,177
  118         5,927,801          Multifamily                     L(4),D(5.83),O(.17)                                     566,082
  119         5,809,505          Office                          L(7),D(2.75),O(.25)                                     529,683
  120         5,772,492          Retail - Anchored               L(4),D(5.5),O(.5)                                       532,249
  121         5,342,060          Retail - Anchored               L(2),D(7.75),O(.25)                                     578,857
------------------------------------------------------------------------------------------------------------------------------------
  122         6,228,358          Retail - Unanchored             YM1%(4.75),O(.25)                                       539,747
  123         5,798,365          Multifamily                     L(4),D(5.5),O(.5)                                       542,972
  124         5,756,396          Multifamily                     L(2),D(7.75),O(.25)                                     527,984
  125         3,877,239          Retail - Anchored               L(4),D(15.5),O(.5)                                      551,069
  126         5,359,003          Office                          L(4),YM1%(5.5),O(.5)                                    585,281
------------------------------------------------------------------------------------------------------------------------------------
  127           655,651          Multifamily                     L(4),D(26)                                              543,840
  128         5,339,898          Hotel - Full Service            L(4),YM1%(5.75),O(.25) or D(Borr)                       595,572
  129           347,013          Retail - Anchored               L(7),YM1%(5),5(5),4(2),3(2),2(2),1(1),O(1) or D(Borr)   554,776
  130         5,660,160          Multifamily                     L(4),D(5.83),O(.17)                                     521,052
  131         5,649,365          Office                          L(4),D(5.75),O(.25)                                     527,835
------------------------------------------------------------------------------------------------------------------------------------
  132         3,992,899          Retail - Anchored               L(4),D(16)                                              523,911
  133         5,669,732          Multifamily                     L(4),YM1%(5.75),O(.25)                                  543,586
  134         4,901,207          Retail - Unanchored             L(7),YM1%(6),O(2) or D(Borr)                            514,620
  135         5,463,740          Multifamily                     L(2.17),D(7.33),O(.5)                                   513,282
  136         5,526,794          Retail - Anchored               L(4),D(5.75),O(.25)                                     509,158
------------------------------------------------------------------------------------------------------------------------------------
  137         5,533,122          Office                          L(4),D(5.75),O(.25)                                     516,238
  138         4,848,844          Multifamily                     L(1),YM1%(13.5),O(.5)                                   509,331
  139           596,147          Multifamily                     L(4),YM1%(6),1(19.75),O(.25) or D(Borr)                 517,264
  141         4,562,683          Retail - Anchored               L(5),D(10),O(1)                                         486,947
------------------------------------------------------------------------------------------------------------------------------------
  142         5,590,719          Office                          L(4),YM1%(6.75),O(.25) or D(Borr)                       540,167 (2)
  143         5,403,353          Multifamily                     L(4),D(5.75),O(.25)                                     492,988
  144         5,452,872          Multifamily                     L(4),D(5.5),O(.5)                                       511,582
  145                 -          CTL                             L(8),D(16.83)                                           547,211
  146         5,067,055          Office                          L(4),D(5.75),O(.25)                                     569,600
------------------------------------------------------------------------------------------------------------------------------------
  147         5,353,916          Retail - Anchored               L(4),YM1%(5.75),O(.25)                                  499,353
  148         5,433,709          Hotel - Full Service            L(2.42),YM1%(4.08),O(.5) or D(Borr)                     560,129
  149         4,857,155          Industrial                      L(4),D(5.75),O(.25)                                     526,466
  150         4,177,874          Industrial                      L(4),D(5.75),O(.25)                                     585,543
  151         4,622,411          Multifamily                     L(3),D(11.5),O(.5)                                      487,266
------------------------------------------------------------------------------------------------------------------------------------
  152         5,230,328          Retail - Unanchored             L(4),D(5.5),O(.5)                                       479,018
  153         5,315,373          Multifamily                     L(4),YM1%(4),O(2)                                       509,612
  154         5,305,881          Retail - Anchored               L(4),YM1%(5.5),O(.5)                                    506,050
  155         5,087,393          Office                          L(4),D(5.75),O(.25)                                     472,908
  156         5,113,120          Office                          L(4),D(5.75),O(.25)                                     481,896
------------------------------------------------------------------------------------------------------------------------------------
  157         4,482,308          Retail - Anchored               L(7),D(7.75),O(.25)                                     474,323
  158           475,415          Multifamily                     L(4),YM1%(6),1(19.75),O(.25)                            461,182
  159         2,041,228          CTL                             L(8),D(11.917)                                          510,694
  160         5,010,596          Multifamily                     L(4),D(5.67),O(.33)                                     460,257
  161         5,013,593          Retail - Unanchored             L(4),D(5.75),O(.25)                                     465,977
------------------------------------------------------------------------------------------------------------------------------------
  162         5,011,513          Retail - Anchored               L(4),D(5.75),O(.25)                                     470,326
  163         3,666,819          Hotel - Limited Service         L(4),YM1%(10.75),O(.25) or D(Borr)                      498,373
  164         4,890,632          Industrial                      L(4),YM1%(5.5),O(.5)                                    450,247
  165         4,945,057          Multifamily                     L(4),D(5.83),O(.17)                                     469,596
  166         4,745,168          Multifamily                     L(4),YM1%(5.5),O(.5)                                    444,038
------------------------------------------------------------------------------------------------------------------------------------
  167         3,596,484          Hotel - Limited Service         L(7),YM1%(7.75),O(.25) or D(Borr)                       493,113
  168         5,069,507          Multifamily                     L(2),YM1%(3),5(1),4(1),3(1),2(1),1(.5),O(.5)            489,492 (2)
  169           116,221          Industrial                      L(6),D(8.75),O(.25)                                     609,486
  170         4,596,799          Retail - Anchored               L(3),YM5%(2),5(1),4(1),3(1),2(1),1(.75),O(.25)          460,301
  171         4,436,224          Hotel - Full Service            L(4),D(6)                                               494,783
------------------------------------------------------------------------------------------------------------------------------------
  172         4,721,619          Office                          L(4),D(5.75),O(.25)                                     435,914
  173           576,573          Multifamily                     L(10),YM1%(10),1(10)                                    458,650
  174         4,717,243          Multifamily                     L(4),D(5.5),O(.5)                                       442,709
  175         4,664,385          Multifamily                     L(2),D(7.50),O(.5)                                      424,042
  176         4,347,319          Hotel - Limited Service         L(4),5(1),4(1),3(1),2(1),1(1.5),O(.5) or D(Borr)        474,432
------------------------------------------------------------------------------------------------------------------------------------
  177           187,047          Retail - Anchored               L(10),YM1%(9.5),O(.5) or D(Borr)                        513,177
  178         4,696,121          Retail - Anchored               L(4),YM1%(5.75),O(.25)                                  440,727
  179         4,627,605          Office                          L(4),D(5.75),O(.25)                                     424,415
  180         4,351,009          Hotel - Limited Service         L(4),D(5.75),O(.25)                                     485,620
  181           214,352          Health Care - Skilled Nursing   L(7),D(12.75),O(.25)                                    527,039
------------------------------------------------------------------------------------------------------------------------------------



                                                                                               Underwritten
                                                                                                Hospitality
                                                                    Cut-off        Scheduled     Average
   Control      Net                        Appraised   Appraisal     Date       Maturity Date     Daily                    Year
     No.   Cash Flow ($)      DSCR (x)     Value ($)     Year        LTV (%)         LTV (%)      Rate ($)                 Built
====================================================================================================================================
  112         $ 769,380     1.40x         9,480,000      1997         72.1%           63.1%                               1971
  113           724,626     1.33          8,400,000      1998         80.9            69.6                                1984
  114           686,633     1.27          8,550,000      1998         78.9            68.9                                1988
  115           713,796     1.31          8,700,000      1997         77.4            67.9                                1989
  116           747,466     1.36          9,100,000      1998         73.5            64.7                                1984
------------------------------------------------------------------------------------------------------------------------------------
  117           760,200     1.34          9,035,000      1997         74.0            65.7                                1997
  118           678,499     1.20          8,725,000      1997         76.5            67.9                                1989
  119           781,237     1.47          9,100,000      1997         73.2            63.8                              1960,1983
  120           694,236     1.30          9,200,000      1997         71.7            62.7                                1971
  121           737,823     1.27          8,800,000      1998         74.9            60.7                              1986-1987
------------------------------------------------------------------------------------------------------------------------------------
  122           655,532     1.21          8,800,000      1997         74.8            70.8                               1984-85
  123           745,477     1.37          8,300,000      1997         79.3            69.9                               1929-77
  124           695,626     1.32          8,325,000      1997         79.1            69.2                                1987
  125           713,797     1.30          8,380,000      1997         78.5            46.3                                1989
  126           732,712     1.25          8,575,000      1997         76.5            62.5                                1929
------------------------------------------------------------------------------------------------------------------------------------
  127           682,858     1.26          8,400,000      1998         77.9             7.8                                1971
  128           894,459     1.50         11,100,000      1998         58.5            48.1       $56.75                   1984
  129           769,284     1.39          9,000,000      1997         71.9             3.9                                1991
  130           818,656     1.57          8,100,000      1997         79.7            69.9                                1972
  131           675,647     1.28          8,650,000      1997         74.0            65.3                              1996,1997
------------------------------------------------------------------------------------------------------------------------------------
  132           657,335     1.25          8,000,000      1998         79.9            49.9                                1983
  133           707,128     1.30          9,000,000      1997         70.9            63.0                                1975
  134           725,011     1.41          8,500,000      1997         74.7            57.7                              1986,1992
  135           646,677     1.26          8,500,000      1998         74.4            64.3                                1962
  136           681,562     1.34          8,000,000      1998         79.0            69.1                              1996-1997
------------------------------------------------------------------------------------------------------------------------------------
  137           681,048     1.32          8,400,000      1998         74.9            65.9                                1989
  138           620,760     1.22          7,900,000      1998         79.7            61.4                                1966
  139           870,127     1.68          9,250,000      1997         67.9             6.4                                1952
  141           705,724     1.45          9,100,000      1997         68.6            50.1                                1997
------------------------------------------------------------------------------------------------------------------------------------
  142           831,356     1.54         12,400,000      1997         50.0            45.1                                1997
  143           696,605     1.41          7,750,000      1997         79.9            69.7                                1987
  144           628,221     1.23          8,070,000      1997         76.6            67.6                                1987
  145           573,044      NAP          6,400,000      1997          NAP             0.0                                1997
  146           807,517     1.42          8,875,000      1997         69.0            57.1                                1930
------------------------------------------------------------------------------------------------------------------------------------
  147           650,265     1.30          8,000,000      1997         76.0            66.9                                1972
  148           918,633     1.64         12,900,000      1997         47.1            42.1        62.40                   1965
  149           727,554     1.38          8,000,000      1998         74.9            60.7                             1989, 1996
  150           849,475     1.45          8,625,000      1998         69.4            48.4                             1985,88,95
  151           707,236     1.45          7,500,000      1997         79.8            61.6                                1960s
------------------------------------------------------------------------------------------------------------------------------------
  152           705,552     1.47          7,670,000      1997         78.0            68.2                              1982,1992
  153           772,840     1.52          9,500,000      1997         63.0            56.0                                1965
  154           661,646     1.31          8,100,000      1997         73.9            65.5                                1991
  155           617,228     1.31          8,000,000      1998         72.4            63.6                                1971
  156           675,027     1.40          8,000,000      1998         72.4            63.9                               1964,85
------------------------------------------------------------------------------------------------------------------------------------
  157           749,640     1.58          9,600,000      1997         60.3            46.7                                1990
  158           583,805     1.27          7,250,000      1998         79.8             6.6                                1974
  159           520,908      NAP          6,050,000      1997          NAP            33.7                                1985
  160           616,663     1.34          7,710,000      1997         74.3            65.0                                1972
  161           707,496     1.52          7,750,000      1998         73.6            64.7                                1988
------------------------------------------------------------------------------------------------------------------------------------
  162           637,767     1.36          7,300,000      1998         77.9            68.7                                1985
  163           716,224     1.44          8,800,000      1997         64.5            41.7        70.00                   1988
  164           691,944     1.54          9,200,000      1997         60.7            53.2                               1982-97
  165           731,880     1.56          7,100,000      1997         78.5            69.7                                1957
  166           604,258     1.36          6,900,000      1997         79.7            68.8                                1985
------------------------------------------------------------------------------------------------------------------------------------
  167           759,139     1.54          7,400,000      1998         74.2            48.6        67.00                   1992
  168           609,938     1.25          7,000,000      1997         78.4            72.4                              1974,1977
  169           775,936     1.27          8,600,000      1997         63.6             1.4                            1992,1994,1997
  170           581,312     1.26          7,250,000      1997         74.4            63.4                                1978
  171           690,479     1.40          7,750,000      1998         69.6            57.2        54.82                   1974
------------------------------------------------------------------------------------------------------------------------------------
  172           607,313     1.39          7,200,000      1997         74.8            65.6                                1912
  173           688,382     1.50          7,500,000      1997         71.7             7.7                                1984
  174           575,098     1.30          6,700,000      1997         79.9            70.4                                1984
  175           630,618     1.49          6,700,000      1998         79.9            69.6                                1972
  176           715,121     1.51          7,550,000      1998         70.9            57.6        78.00                   1948
------------------------------------------------------------------------------------------------------------------------------------
  177           660,482     1.29          7,190,000      1997         74.4             2.6                                1997
  178           549,592     1.25          6,670,000      1998         79.9            70.4                                1997
  179           578,789     1.36          9,175,000      1997         57.7            50.4                                1981
  180           736,717     1.52          7,075,000      1997         74.6            61.5        75.00                   1995
  181           724,500     1.37          6,700,000      1997         78.7             3.2                                1986
------------------------------------------------------------------------------------------------------------------------------------


                            Sq. Ft.,               Loan per
                             Units              Sq. Ft., Units                                    Underwritten
Control       Year          Bed, Pad                Bed, Pad     Occupancy       Rent Roll         Replacement
  No.      Renovated        or Room               or Room ($)   Percentage (%)      Date            Reserves ($)           per
====================================================================================================================================
  112         N/A               147 Units       $ 46,588.38          99.%        12/22/97                  $328.00         Unit
  113         N/A               200 Units         34,000.00          93.3         2/25/98                   300.00         Unit
  114         N/A               128 Units         52,734.38          96.1        12/12/97                   175.00         Unit
  115         N/A               172 Units         39,244.19          86.6        12/12/97                   238.77         Unit
  116         N/A           129,855 Sq. Ft.           51.60          87.0         9/20/97                     0.23         Sq. Ft.
------------------------------------------------------------------------------------------------------------------------------------
  117         N/A                88 Units         76,136.36          94.3         1/15/98                   180.60         Unit
  118         N/A               128 Units         52,343.75          98.0         10/6/97                   483.31         Unit
  119         1997          144,783 Sq. Ft.           46.10          98.8        12/24/97                     0.17         Sq. Ft.
  120         1992          272,675 Sq. Ft.           24.20          88.0         1/29/98                     0.20         Sq. Ft.
  121         N/A           180,240 Sq. Ft.           36.62          96.6         3/24/98                     0.13         Sq. Ft.
------------------------------------------------------------------------------------------------------------------------------------
  122         N/A           171,773 Sq. Ft.           38.42          89.5        12/22/97                     0.15         Sq. Ft.
  123         N/A               224 Units         29,464.29          98.7         1/18/98                   254.00         Unit
  124         N/A               161 Units         40,993.79          97.5         10/9/97                   284.00         Unit
  125         N/A            87,035 Sq. Ft.           75.83          97.0         11/1/97                     0.43         Sq. Ft.
  126         1996           69,129 Sq. Ft.           95.47          98.6          2/1/98                     0.10         Sq. Ft.
------------------------------------------------------------------------------------------------------------------------------------
  127         N/A               209 Units         31,349.28          88.5          3/3/98                   250.00         Unit
  128         1995              238 Rooms         27,310.92           NAP         NAP          4% of Gross Revenue         Room
  129         1996           79,424 Sq. Ft.           81.84          93.2          1/1/98                     0.22         Sq. Ft.
  130         N/A               218 Units         29,724.77          95.0         7/31/97                   309.67         Unit
  131         N/A           100,000 Sq. Ft.           64.18          89.4         12/3/97                     0.10         Sq. Ft.
------------------------------------------------------------------------------------------------------------------------------------
  132         1987          155,480 Sq. Ft.           41.16          91.9         3/16/98                     0.17         Sq. Ft.
  133         N/A               280 Units         22,857.14          92.1        12/10/97                   284.00         Unit
  134         N/A            43,629 Sq. Ft.          146.12          95.4          3/2/98                     0.38         Sq. Ft.
  135         1990              181 Units         34,988.95          94.0         1/22/98                   226.00         Unit
  136         N/A            69,252 Sq. Ft.           91.26         100.0         2/19/98                     0.10         Sq. Ft.
------------------------------------------------------------------------------------------------------------------------------------
  137         N/A            69,882 Sq. Ft.           90.15         100.0        10/29/97                     0.14         Sq. Ft.
  138         N/A               164 Units         38,414.63          95.1         1/27/98                   210.00         Unit
  139         N/A               100 Units         63,000.00         100.0         9/23/97                   200.00         Unit
  141         N/A            34,350 Sq. Ft.          181.95          91.1         3/17/98                     0.15         Sq. Ft.
------------------------------------------------------------------------------------------------------------------------------------
  142         N/A           106,910 Sq. Ft.           57.99         100.0         0                           -            Sq. Ft.
  143         N/A               180 Units         34,444.44          96.0        12/17/97                   226.54         Unit
  144         N/A                89 Units         69,662.92          97.8         10/1/97                   275.28         Unit
  145         N/A            46,449 Sq. Ft.          133.48         100.0          5/1/98                     0.15         Sq. Ft.
  146         1989           85,718 Sq. Ft.           71.75         100.0          2/8/98                     0.20         Sq. Ft.
------------------------------------------------------------------------------------------------------------------------------------
  147         1988          148,955 Sq. Ft.           40.95          98.1         9/16/97                     0.10         Sq. Ft.
  148         1997              240 Rooms         25,416.67           NAP         NAP          4% of Gross Revenue         Room
  149         N/A           177,926 Sq. Ft.           33.72          98.9         3/18/98                     0.14         Sq. Ft.
  150         N/A           440,000 Sq. Ft.           13.64         100.0         0                           0.10         Sq. Ft.
  151      1994-1997            212 Units         28,301.89          93.0        10/23/97                   225.00         Unit
------------------------------------------------------------------------------------------------------------------------------------
  152         N/A            41,894 Sq. Ft.          143.22          99.1         1/23/98                     0.19         Sq. Ft.
  153         1990              260 Units         23,076.92          98.0          9/1/97                   250.00         Unit
  154         N/A            84,649 Sq. Ft.           70.88          94.3         12/8/97                     0.10         Sq. Ft.
  155         1997           43,392 Sq. Ft.          133.67         100.0          2/4/98                     0.30         Sq. Ft.
  156         1994           60,016 Sq. Ft.           96.64         100.0         1/23/98                     0.21         Sq. Ft.
------------------------------------------------------------------------------------------------------------------------------------
  157         N/A            40,999 Sq. Ft.          141.47         100.0         10/3/97                     0.30         Sq. Ft.
  158         N/A               140 Units         41,428.57          91.4         1/21/98                   250.00         Unit
  159         1996           61,331 Sq. Ft.           94.50         100.0          5/1/98                     0.08         Sq. Ft.
  160         1995              130 Units         44,118.85         100.0        12/22/97                   300.00         Unit
  161         N/A            66,229 Sq. Ft.           86.29          97.5         1/31/98                     0.15         Sq. Ft.
------------------------------------------------------------------------------------------------------------------------------------
  162         N/A           103,308 Sq. Ft.           55.17          87.4         1/19/98                     0.15         Sq. Ft.
  163         N/A               136 Rooms         41,911.76           NAP         NAP          4% of Gross Revenue         Room
  164         N/A           171,510 Sq. Ft.           32.65          96.7         1/31/98                     0.20         Sq. Ft.
  165         1997              264 Units         21,212.12          86.4          8/5/97                   251.34         Unit
  166         N/A               184 Units         30,000.00          92.4        10/25/97                   290.00         Unit
------------------------------------------------------------------------------------------------------------------------------------
  167         1997              124 Rooms         44,354.84           NAP         NAP          4% of Gross Revenue         Room
  168         N/A               344 Units         15,947.67          91.3          6/5/97                   175.00         Unit
  169         N/A           387,500 Sq. Ft.           14.19         100.0         0                           0.06         Sq. Ft.
  170         N/A           115,343 Sq. Ft.           46.95          95.0         3/13/98                     0.14         Sq. Ft.
  171         1990              166 Rooms         32,530.12           NAP         NAP          4% of Gross Revenue         Room
------------------------------------------------------------------------------------------------------------------------------------
  172         1985           58,000 Sq. Ft.           93.10         100.0         12/1/97                     0.30         Sq. Ft.
  173         N/A               141 Units         38,297.87          95.0         9/18/97                   306.00         Unit
  174         N/A               168 Units         31,904.76          95.2        12/12/97                   275.00         Unit
  175         1995              176 Units         30,454.55          97.2         2/25/98                   265.00         Unit
  176         1993              155 Rooms         34,516.13           NAP         NAP          4% of Gross Revenue         Room
------------------------------------------------------------------------------------------------------------------------------------
  177         N/A            72,528 Sq. Ft.           74.32          96.7          3/1/98                     0.10         Sq. Ft.
  178         N/A            28,000 Sq. Ft.          190.57         100.0          1/1/98                     0.10         Sq. Ft.
  179         N/A            81,365 Sq. Ft.           65.14          88.1         12/4/97                     0.22         Sq. Ft.
  180         N/A                92 Rooms         57,608.70           NAP         NAP          4% of Gross Revenue         Room
  181         1996              130 Beds          40,769.23          96.0         8/14/97                   250.00         Bed
------------------------------------------------------------------------------------------------------------------------------------


                           Largest Tenant                                                        2nd Largest Tenant
           -----------------------------------------------------------------------   ----------------------------------------------
                                                             Tenant                                                        Tenant
 Control                                                  Area Leased     Lease                                         Area Leased
  No.                    Tenant Name                       (Sq. Ft.)     Exp Date                 Tenant Name            (Sq. Ft.)
===================================================================================================================================
  112
  113
  114
  115
  116      Dollar Cinema                                       22,275     8/31/08   Texas Dept. of Human Services           16,048
-----------------------------------------------------------------------------------------------------------------------------------
  117
  118
  119      G.S.A.                                              77,519     1/31/03   Florida Housing Finance Corporation     35,666
  120      Belk                                                60,334    11/10/07   J.C. Penney                             34,364
  121      Bealls                                              87,385     4/30/13   Scottys                                 54,825
-----------------------------------------------------------------------------------------------------------------------------------
  122      Media Play                                          50,000     1/31/07   Comp USA                                31,230
  123
  124
  125      TJ Maxx                                             23,862     5/15/05   Old Country Buffet                      12,000
  126      Dellinger & Deese                                    8,322      6/1/02   MarketWise, Inc.                         5,016
-----------------------------------------------------------------------------------------------------------------------------------
  127
  128
  129      Ralphs                                              45,000    10/31/06   Tutor Time - Pad A                       7,040
  130
  131      Gerber                                              48,000     5/31/04   Insty Prints                             9,000
-----------------------------------------------------------------------------------------------------------------------------------
  132      Wal-Mart                                            61,070      3/1/13   Food Lion                               30,720
  133
  134      Duron Paints                                         4,100      9/1/01   Southland (7-11)                         4,050
  135
  136      Best Buy                                            45,792    10/31/16   Office Max                              23,460
-----------------------------------------------------------------------------------------------------------------------------------
  137      Barclay's                                           10,156     5/31/00   Dr. M.B. Schachter MD PC                 9,671
  138
  139
  141      CVS                                                 10,120     1/31/18   Blockbuster Video                        6,140
-----------------------------------------------------------------------------------------------------------------------------------
  142      United HealthCare                                  106,910     9/30/07
  143
  144
  145      The Great Atlantic & Pacific Tea Company            46,449    10/31/22
  146      St. Joseph's Children's Services                    63,425     3/30/00   St. Mary's Hospital of Brooklyn          9,400
-----------------------------------------------------------------------------------------------------------------------------------
  147      Quality Farm and Fresh                              49,799    10/31/04   Giant Eagle                             40,080
  148
  149      Spectramin, Inc.                                     8,608     6/30/99   Bret's Vette                             6,675
  150      K & K Warehousing, Inc.                            225,000      3/5/08   Great Lakes Pulp & Fibre               215,000
  151
-----------------------------------------------------------------------------------------------------------------------------------
  152      Bethesda Co-Op                                       4,961     5/31/99   Market on the Boulevard                  3,830
  153
  154      Edwards Super Food                                  43,410     4/30/06   Thrift Drug Store                        7,200
  155      Assoc Rsch Libr                                      9,200     2/26/04   Oldham & Partners                        7,529
  156      Rogers Casey                                        37,969     5/23/04   The Progressive Corporation              7,970
-----------------------------------------------------------------------------------------------------------------------------------
  157      Albertson's (Shadow)                                42,630      NAV      Wells Fargo                              4,000
  158
  159      Kroger Company                                      61,331     1/31/18
  160
  161      Wickes Furniture Companies, Inc./Wickes Furniture   50,000     1/31/03   El Fenix Corporation/El Fenix            6,362
-----------------------------------------------------------------------------------------------------------------------------------
  162      Food Lion                                           33,450     3/23/10   Victory Fitness                         11,000
  163
  164      PYTLLC                                              19,285     NAV       Arpac                                    9,800
  165
  166
-----------------------------------------------------------------------------------------------------------------------------------
  167
  168
  169      Warehouse Specialists, Inc.                        387,500      3/1/13
  170      Weiner's Stores, Inc.                               27,000     8/31/03   Office Depot                            23,925
  171
-----------------------------------------------------------------------------------------------------------------------------------
  172      Tri Pod                                              7,850     8/31/12   Quant Trading                            3,326
  173
  174
  175
  176
-----------------------------------------------------------------------------------------------------------------------------------
  177      Bi-Lo                                               45,876      6/1/17   Revco                                    8,450
  178      Whole Foods Market                                  28,000     1/31/12
  179      Volt Information Sciences, Inc.                     39,812     7/31/01   United States FID & Guarantee           15,486
  180
  181
-----------------------------------------------------------------------------------------------------------------------------------


                                          3rd Largest Tenant
              ------------       ----------------------------------------------------------------------------
                                                                    Tenant
   Control   Lease                                               Area Leased                   Lease         Control
     No.   Exp Date                   Tenant Name                 (Sq. Ft.)                  Exp Date         No.
====================================================================================================================================
  112                                                                                                           112
  113                                                                                                           113
  114                                                                                                           114
  115                                                                                                           115
  116       8/31/05  Cloth World #1497                              16,000                     3/31/04          116
------------------------------------------------------------------------------------------------------------------------------------
  117                                                                                                           117
  118                                                                                                           118
  119       5/31/05  Florida Department of Envionmental Affairs     10,242                     8/14/99          119
  120       8/31/98  Goody's Family Clothing                        26,329                     4/1/02           120
  121       7/31/07  Curtes Hull                                     4,925                    10/31/98          121
------------------------------------------------------------------------------------------------------------------------------------
  122      11/30/03  Powerhouse Gym                                 14,886                     1/31/07          122
  123                                                                                                           123
  124                                                                                                           124
  125      12/31/09  1/2 Off Cards                                  12,000                     1/15/08          125
  126       1/1/02   Legg Mason Wood Walker                          4,577                     1/1/02           126
------------------------------------------------------------------------------------------------------------------------------------
  127                                                                                                           127
  128                                                                                                           128
  129      11/30/05  Hollywood Video - Pad D                         7,000                     9/30/06          129
  130                                                                                                           130
  131      10/31/02  Southeastern Telecom                            6,350                    12/14/02          131
------------------------------------------------------------------------------------------------------------------------------------
  132       5/1/15   Eckerd Drug                                     9,600                     9/26/98          132
  133                                                                                                           133
  134      12/31/01  Popeyes                                         3,000                    12/31/01          134
  135                                                                                                           135
  136       8/31/17                                                                                             136
------------------------------------------------------------------------------------------------------------------------------------
  137       3/31/02  Neuromedical Systems                            7,675                     5/31/00          137
  138                                                                                                           138
  139                                                                                                           139
  141       9/30/02  Chicken Out Rotisserie   (A-15 & A-16)          3,635                     9/30/07          141
------------------------------------------------------------------------------------------------------------------------------------
  142                                                                                                           142
  143                                                                                                           143
  144                                                                                                           144
  145                                                                                                           145
  146       2/28/01  Diagnostic Health Services, Inc. (DHS)          6,814                    10/31/05          146
------------------------------------------------------------------------------------------------------------------------------------
  147       6/30/09  Carlisle's/Peebles                             25,033                     1/31/04          147
  148                                                                                                           148
  149       8/31/00  Monpak, Inc.                                    5,625                     6/30/99          149
  150      11/30/16  N/A                                                                                        150
  151                                                                                                           151
------------------------------------------------------------------------------------------------------------------------------------
  152      10/31/06  CTX Corp.                                       3,671                     9/30/01          152
  153                                                                                                           153
  154       3/31/11  Social Security Administration                  6,839                     9/17/06          154
  155       1/10/02  Optasco                                         6,220                     8/31/02          155
  156       6/30/03  Miles 33                                        3,742                     6/30/03          156
------------------------------------------------------------------------------------------------------------------------------------
  157      11/18/10  Petco                                           3,600                     5/31/99          157
  158                                                                                                           158
  159                                                                                                           159
  160                                                                                                           160
  161       3/31/02  Eye Care Centers of America, Inc./Eye Masters   4,500                     9/30/98          161
------------------------------------------------------------------------------------------------------------------------------------
  162       9/14/99  Cort Furniture Rental Corp.                     6,500                     5/15/00          162
  163                                                                                                           163
  164           NAV  Jack B. Harper Contractor                       6,000                         NAV          164
  165                                                                                                           165
  166                                                                                                           166
------------------------------------------------------------------------------------------------------------------------------------
  167                                                                                                           167
  168                                                                                                           168
  169                                                                                                           169
  170       3/31/99  Fitness Plus of Austin                         10,213                      5/31/99         170
  171                                                                                                           171
------------------------------------------------------------------------------------------------------------------------------------
  172       9/30/04  White-Howlett                                   3,200                      1/31/02         172
  173                                                                                                           173
  174                                                                                                           174
  175                                                                                                           175
  176                                                                                                           176
------------------------------------------------------------------------------------------------------------------------------------
  177        6/1/12  Fatz CafT                                       7,000                     10/1/12          177
  178                                                                                                           178
  179       5/31/02  Disciplinary Board-Supreme Court                8,180                    11/30/02          179
  180                                                                                                           180
  181                                                                                                           181
------------------------------------------------------------------------------------------------------------------------------------




10 & 11 & 12


Control
  No.      Property Name                                                Address
====================================================================================================================================
  182      Alta Vista Gardens Apartments                                1425  North Alta Vista Blvd.
  183      Kato Road                                                    48835-48881  Kato Road
  184      Hearthside                                                   8214 Wilson Drive
  185      Hampton Inn - Concord                                        612 Dicken Place
  186      Reddmans Pier Apartments                                     5826 Reddman Road
------------------------------------------------------------------------------------------------------------------------------------
  187      Budgetel Inn                                                 3701 SW 38th Avenue
  188      Hillside Village Center                                      E/S Route 111
  189      Kroger Huntsville                                            8404 South Memorial Parkway

------------------------------------------------------------------------------------------------------------------------------------
  191      Thrifty's (Roll-Up)                                          Various
  91a      Thrifty's Neighborhood Center (South Pasadena)               900-914 Fair Oaks Avenue
  91b      2421 West Rosecrans Avenue (Thrifty's-Gardena)               2421 West Rosecrans Avenue
  91c      Thrifty Drug Store No. 650 (Thrifty's Calexico)              244 E. 3rd Street
  91d      72 Springstowne Center (Thrifty's Vallejo)                   72 Springtowne Center
------------------------------------------------------------------------------------------------------------------------------------

  192      Kelly House                                                  106 St. Philip Street
  193      Tiffany Corner Shopping Center                               NEQ of Cactus Road and 67th Avenue
  194      Timbers of Pine Hollow Apartments                            2020 Plantation Drive
  195      Hampton Inn - Gatlinburg, TN                                 967 Parkway
------------------------------------------------------------------------------------------------------------------------------------
  197      Agoura Hills Town Center                                     30105-30135 Agoura Road
  198      Foxhill Apartments                                           1900 South Missouri Street
  200      Southpoint Shopping Center                                   12855 Gulf Freeway
------------------------------------------------------------------------------------------------------------------------------------
  201      Provincial Towers Apartments                                 34 South Main Street
  202      Royal Palms Mobile Home/RV Park                              7901 E. Ben White Boulevard
  203      K&K Warehousing - 3100 Woleske Rd                            3100 Woleske Road
  204      Park Plaza - Salem                                           123-129 South Broadway
  205      Fairesta Apartments                                          3250  Fairesta Street
------------------------------------------------------------------------------------------------------------------------------------
  206      Villa Park I                                                 8040 Villa Park Drive
  207      Cody's Books                                                 1716 4Th Street
  208      Village Faire Shoppes                                        1100-1198 South Coast Highway
  209      South Trust Building                                         402 Kentucky Avenue
  210      South Ridge Apartments                                       440 West Oak Ridge Road
------------------------------------------------------------------------------------------------------------------------------------
  211      Fairfield Inn Shreveport                                     6245 Westport Avenue
  212      Santa Ana Plaza                                              710-810  South Harbor Blvd
  213      Oxford Point                                                 106 Old Lincoln Highway
  214      Minges Creek Plaza                                           5420 Beckley Road
  215      TransFlorida Bank Plaza                                      1347-1671 South University Drive
------------------------------------------------------------------------------------------------------------------------------------
  216      Chesapeake Square                                            U.S. Highway No. 13
  217      Orchard Plaza                                                Plank Road and Orchard Avenue
  218      Sunnyview                                                    4502 Sunnyview Drive
  219      Plaza Codorniz                                               4300 North Miller Road
  220      J.P. Morgan Building                                         109 Royal Palm Way
------------------------------------------------------------------------------------------------------------------------------------
  221      Villa Creek Apartments                                       2601 McBride Lane
  222      Seminary Place Shopping Center                               9440-9524 Georgia Avenue
  223      Vernon Gardens                                               695 Talcottville Road
  224      Kingston Apartments                                          2701-2731 North Andrews Avenue
  225      Glengary Shopping Center                                     5950-6010 Westerville Road
------------------------------------------------------------------------------------------------------------------------------------
  226      1696 and 1700 to 1712 Newport Boulevard                      1696 and 1700 to 1712 Newport Boulevard
  227      Tarzana Tennis Club Apts.                                    18440  Hatteras Street
  228      Ramada Inn & Suites                                          1410 South Country Club Drive
  229      L.A. Community College                                       2340  Firestone Boulevard
  230      Walgreens Pharmacy (Chicago)                                 NWC West Fullerton Avenue & North Central Avenue
------------------------------------------------------------------------------------------------------------------------------------
  231      Karl Plaza Shopping Center                                   1620 Dublin Granville Road
  232      Villa Serrano                                                201 South Magnolia
  233      Kendale Plaza Shopping Center                                S/E Corner of Lee Avenue and Main Street
  234      Sunrise Vista                                                300 South Val Vista Drive
  235      Best Buy (Little Rock)                                       Chenal Parkway & Bowman Road
------------------------------------------------------------------------------------------------------------------------------------
  236      Alice Nettell Tower                                          550 Third Avenue North
  237      Seagate Facility                                             5898  Condor Drive
  238      Hunters Crossing                                             2801 Bill Owens Parkway
  239      54-57 South Street                                           54-57 South Street
  240      Hansen Village Apartments                                    11821 Foothill Boulevard
------------------------------------------------------------------------------------------------------------------------------------
  241      Oakwood Apartments                                           4050 NE 1st Avenue
  242      Lake Loft Center                                             641  West Lake Street
  243      5210 Maryland Way Office Building                            NEC of Maryland Way and Westwood Place
  244      Milestone                                                    Hopewell Road
  245      Fashion Village and East Colonial Shopping Centers           3817 & 3907-3915 East Colonial Drive
------------------------------------------------------------------------------------------------------------------------------------



                                                          Cross
Control                                     Zip       Collateralized            Original
  No.      City                     State   Code         Groups                Balance ($)
=========================================================================================
  182      Los Angeles               CA    90046                             $ 5,263,000
  183      Fremont                   CA    94539                               5,200,000
  184      Ralston                   NE    68127                               5,120,000
  185      Concord                   NC    28025       Group B                 5,100,000
  186      Charlotte                 NC    28212                               5,040,000
-----------------------------------------------------------------------------------------
  187      Ocala                     FL    34474                               5,000,000
  188      Smithtown                 NY    11787                               5,000,000
  189      Huntsville                AL    35801                               5,005,330

-----------------------------------------------------------------------------------------
  191      Various                   CA    Various                             4,950,000
  191a     South Pasadena            CA    91030
  191b     Gardena                   CA    90249
  191c     Calexico                  CA    92231
  191d     Vallejo                   CA    94591
-----------------------------------------------------------------------------------------

  192      Charleston                SC    29403                               4,921,000
  193      Glendale                  AZ    85304                               4,904,313
  194      Conroe                    TX    77301                               4,900,000
  195      Gatlinburg                TN    37738                               4,875,000
-----------------------------------------------------------------------------------------
  197      Agoura Hills              CA    91301                               4,875,000
  198      Casper                    WY    82609                               4,800,000
  200      Houston                   TX    77034                               4,750,000
-----------------------------------------------------------------------------------------
  201      Wilkes-Barre              PA    18701                               4,675,000
  202      Austin                    TX    78741                               4,600,000
  203      Marinette                 WI    54153       Group C                 4,600,000
  204      Salem                     NH    03079                               4,600,000
  205      Glendale                  CA    91214                               4,600,000
-----------------------------------------------------------------------------------------
  206      Richmond                  VA    23228                               4,600,000
  207      Berkeley                  CA    94710                               4,500,000
  208      Laguna Beach              CA    92651                               4,500,000
  209      Lakeland                  FL    33801                               4,500,000
  210      Orlando                   FL    32809                               4,500,000
-----------------------------------------------------------------------------------------
  211      Shreveport                LA    71129                               4,500,000
  212      Santa Ana                 CA    92704                               4,496,250
  213      Falls Township            PA    19030                               4,494,266
  214      Battle Creek              MI    49015                               4,450,000
  215      Plantation                FL    33324                               4,400,000
-----------------------------------------------------------------------------------------
  216      Onley                     VA    23418                               4,400,000
  217      Logan Township            PA    16601                               4,400,000
  218      Oklahoma City             OK    73135                               4,360,000
  219      Scottsdale                AZ    85251                               4,250,000
  220      Palm Beach                FL    33480                               4,200,000
-----------------------------------------------------------------------------------------
  221      Santa Rosa                CA    95403                               4,200,000
  222      Silver Spring             MD    20901                               4,200,000
  223      Vernon                    CT    06066                               4,200,000
  224      Wilton Manors             FL    33311                               4,200,000
  225      Blendon Township          OH    43081                               4,180,000
-----------------------------------------------------------------------------------------
  226      Costa Mesa                CA    92627                               4,170,000
  227      Tarzana                   CA    91356                               4,156,400
  228      Mesa                      AZ    85210       Group E                 4,150,000
  229      South Gate                CA    90280                               4,200,000
  230      Chicago                   IL    60630                               4,141,165
-----------------------------------------------------------------------------------------
  231      Columbus                  OH    43229                               4,120,000
  232      Anaheim                   CA    92804                               4,111,869
  233      Sanford                   NC    27330                               4,100,000
  234      Mesa                      AZ    85204                               4,100,000
  235      Little Rock               AR    72211                               4,100,000
-----------------------------------------------------------------------------------------
  236      Virginia                  MN    55792                               4,100,000
  237      Moorpark                  CA    93021                               4,100,000
  238      Longview                  TX    75605                               4,080,000
  239      Morristown                NJ    07016                               4,000,000
  240      Lake View Terrace         CA    91342                               4,000,000
-----------------------------------------------------------------------------------------
  241      Oakland Park              FL    33334                               4,000,000
  242      Chicago                   IL    60661                               4,000,000
  243      Brentwood                 TN    37027                               4,000,000
  244      Williamsport              MD    21795                               3,975,000
  245      Orlando                   FL    32803                               3,950,000
-----------------------------------------------------------------------------------------


                         % of Aggregate    Cumulative                                 Interest
Control  Cut-off Date    Cut-off Date    % of Initial   Mortgage    Administrative    Accrual               Amortization
  No.     Balance ($)      Balance       Pool Balance   Rate (%)     Cost Rate (%)     Method                   Type
====================================================================================================================================
  182    $ 5,246,083.97    0.15%           65.57%        7.1460%        0.0962%      Actual/360     Amortizing Balloon
  183      5,183,443.80    0.15            65.72         7.1940         0.0962       Actual/360     Amortizing Balloon
  184      5,120,000.00    0.15            65.87         6.8750         0.0962       Actual/360     Amortizing Balloon
  185      5,077,892.90    0.15            66.02         7.8750         0.0962       Actual/360     Amortizing Balloon
  186      5,019,965.16    0.15            66.17         7.2150         0.0962         30/360       Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------
  187      4,994,436.22    0.15            66.32         7.6500         0.1462       Actual/360     Amortizing Balloon
  188      4,993,729.36    0.15            66.46         6.9000         0.1462       Actual/360     Amortizing Balloon
  189      4,987,105.52    0.15            66.61         7.3750         0.0962         30/360       Amortizing Balloon

------------------------------------------------------------------------------------------------------------------------------------
  191      4,936,933.47    0.14            66.75         7.0700         0.1462       Actual/360     Amortizing Balloon
  191a
  191b
  191c
  191d
------------------------------------------------------------------------------------------------------------------------------------

  192      4,907,580.45    0.14            66.90         6.8800         0.0962       Actual/360     Amortizing Balloon
  193      4,904,313.30    0.14            67.04         7.1161         0.0962       Actual/360     Amortizing Balloon
  194      4,896,093.16    0.14            67.18         7.1400         0.0962       Actual/360     Amortizing Balloon
  195      4,865,111.39    0.14            67.33         7.6250         0.0962       Actual/360     Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------
  197      4,850,614.46    0.14            67.47         7.8750         0.0962       Actual/360     Amortizing Balloon
  198      4,787,972.59    0.14            67.61         7.3750         0.0962       Actual/360     Amortizing Balloon
  200      4,735,219.11    0.14            67.75         7.3100         0.0962       Actual/360     Amortizing (ARD)
------------------------------------------------------------------------------------------------------------------------------------
  201      4,662,868.47    0.14            67.89         7.1700         0.0962       Actual/360     Amortizing (ARD)
  202      4,600,000.00    0.13            68.02         7.3200         0.0962       Actual/360     Amortizing Balloon
  203      4,591,819.50    0.13            68.16         7.6250         0.0962       Actual/360     Amortizing Balloon
  204      4,588,483.58    0.13            68.29         7.3800         0.1462       Actual/360     Amortizing Balloon
  205      4,587,970.90    0.13            68.43         7.1250         0.0962       Actual/360     Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------
  206      4,573,974.74    0.13            68.56         7.6250         0.0962         30/360       Amortizing Balloon
  207      4,493,754.73    0.13            68.69         7.1750         0.0962       Actual/360     Amortizing Balloon
  208      4,489,166.80    0.13            68.82         7.6100         0.0962       Actual/360     Amortizing (ARD)
  209      4,488,810.52    0.13            68.95         7.4200         0.0962       Actual/360     Amortizing Balloon
  210      4,485,830.01    0.13            69.09         7.2500         0.1712       Actual/360     Amortizing (ARD)
------------------------------------------------------------------------------------------------------------------------------------
  211      4,483,464.26    0.13            69.22         7.4600         0.0962       Actual/360     Amortizing Balloon
  212      4,482,358.10    0.13            69.35         7.3460         0.0962       Actual/360     Amortizing Balloon
  213      4,479,383.97    0.13            69.48         8.1300         0.0962       Actual/360     Amortizing Balloon
  214      4,445,732.34    0.13            69.61         7.4900         0.1462       Actual/360     Amortizing Balloon
  215      4,393,961.09    0.13            69.74         7.2200         0.0962       Actual/360     Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------
  216      4,393,749.31    0.13            69.87         7.0800         0.1562       Actual/360     Amortizing (ARD)
  217      4,389,461.37    0.13            70.00         7.2100         0.1462         30/360       Fully Amortizing
  218      4,356,682.39    0.13            70.13         7.3750         0.0962       Actual/360     Amortizing Balloon
  219      4,246,854.08    0.12            70.25         7.5130         0.0962       Actual/360     Amortizing Balloon
  220      4,196,597.85    0.12            70.37         7.0600         0.0962       Actual/360     Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------
  221      4,196,581.00    0.12            70.50         7.0350         0.0962       Actual/360     Amortizing Balloon
  222      4,191,649.51    0.12            70.62         6.7100         0.0962       Actual/360     Fully Amortizing
  223      4,188,585.76    0.12            70.74         6.9000         0.0962       Actual/360     Amortizing Balloon
  224      4,180,514.34    0.12            70.87         7.4500         0.0962       Actual/360     Amortizing (ARD)
  225      4,174,404.10    0.12            70.99         7.3200         0.0962       Actual/360     Amortizing (ARD)
------------------------------------------------------------------------------------------------------------------------------------
  226      4,164,473.16    0.12            71.11         7.3600         0.0962       Actual/360     Amortizing Balloon
  227      4,150,453.39    0.12            71.23         7.0510         0.0962       Actual/360     Amortizing Balloon
  228      4,145,337.26    0.12            71.35         7.5900         0.0962       Actual/360     Amortizing Balloon
  229      4,121,706.60    0.12            71.47         7.2280         0.0962         30/360       Fully Amortizing
  230      4,119,422.58    0.12            71.60         7.3600         0.0462         30/360       Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------
  231      4,114,484.43    0.12            71.72         7.3200         0.0962       Actual/360     Amortizing (ARD)
  232      4,111,868.60    0.12            71.84         7.7768         0.1712       Actual/360     Amortizing (ARD)
  233      4,094,344.90    0.12            71.96         7.2000         0.1462       Actual/360     Amortizing Balloon
  234      4,093,770.79    0.12            72.08         6.8020         0.0962       Actual/360     Amortizing Balloon
  235      4,092,586.34    0.12            72.20         7.4900         0.1462       Actual/360     Fully Amortizing
------------------------------------------------------------------------------------------------------------------------------------
  236      4,085,108.18    0.12            72.32         7.1600         0.1462         30/360       Fully Amortizing
  237      4,082,680.29    0.12            72.44         7.5930         0.0962       Actual/360     Amortizing Balloon
  238      4,076,595.82    0.12            72.56         6.9100         0.0962       Actual/360     Amortizing Balloon
  239      4,000,000.00    0.12            72.67         7.3750         0.0962       Actual/360     Amortizing Balloon
  240      3,996,904.34    0.12            72.79         7.2900         0.0962       Actual/360     Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------
  241      3,990,036.80    0.12            72.91         7.4100         0.1462       Actual/360     Amortizing (ARD)
  242      3,987,665.78    0.12            73.02         7.3560         0.0962       Actual/360     Amortizing Balloon
  243      3,987,379.97    0.12            73.14         7.2400         0.1562         30/360       Amortizing (ARD)
  244      3,956,704.30    0.12            73.26         7.5000         0.1212       Actual/360     Fully Amortizing
  245      3,932,520.25    0.12            73.37         7.9100         0.0962       Actual/360     Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------



                                              Original   Remaining
               Original        Remaining      Term to     Term to       Original        Remaining
Control     Interest-Only    Interest-Only    Maturity    Maturity    Amortization    Amortization    Origination    Maturity
  No.       Period (Mos.)    Period (Mos.)     (Mos.)      (Mos.)      Term (Mos.)     Term (Mos.)        Date        or ARD
===================================================================================================================================
  182             0                0            120         116            360             356          12/31/97      1/1/08
  183             0                0            120         116            360             356          12/30/97      1/1/08
  184             0                0            120         120            360             360           4/3/98       5/1/08
  185             0                0            120         116            300             296          12/31/97      1/1/08
  186             0                0            120         115            360             355          11/26/97     12/1/07
-----------------------------------------------------------------------------------------------------------------------------------
  187             0                0            120         119            300             299           4/1/98       4/1/08
  188             0                0            120         119            300             299           3/3/98       4/1/08
  189             0                0            239         236            295             292          1/26/98       1/1/18

-----------------------------------------------------------------------------------------------------------------------------------
  191             0                0            120         117            360             357          1/22/98       2/1/08
  191a
  191b
  191c
  191d
-----------------------------------------------------------------------------------------------------------------------------------

  192             0                0            120         117            360             357           1/9/98       2/1/08
  193             0                0             81          81            357             357          1/30/98       2/1/05
  194             0                0            120         119            360             359           3/4/98       4/1/08
  195             0                0            120         118            300             298          2/27/98       3/1/08
-----------------------------------------------------------------------------------------------------------------------------------
  197             0                0            120         114            330             324          10/30/97     11/1/07
  198             0                0            120         117            360             357           1/6/98       2/1/08
  200             0                0             84          80            360             356          12/31/97      1/1/05
-----------------------------------------------------------------------------------------------------------------------------------
  201             0                0            180         177            360             357          1/22/98       2/1/13
  202             0                0            120         120            360             360           4/2/98       5/1/08
  203             0                0            120         119            240             239           3/6/98       4/1/08
  204             0                0            120         117            360             357          1/13/98       2/1/08
  205             0                0            120         117            360             357          1/26/98       2/1/08
-----------------------------------------------------------------------------------------------------------------------------------
  206             0                0            180         175            300             295          11/24/97     12/1/12
  207             0                0            120         118            360             358          2/25/98       3/1/08
  208             0                0            180         177            360             357           1/8/98       2/1/13
  209             0                0            120         117            360             357          1/28/98       2/1/08
  210             0                0            120         116            360             356          12/16/97      1/1/08
-----------------------------------------------------------------------------------------------------------------------------------
  211             0                0            120         117            300             297          1/20/98       2/1/08
  212             0                0            120         116            360             356          12/31/97      1/1/08
  213             0                0            120         114            327             321          10/8/97      11/1/07
  214             0                0            120         119            324             323          3/31/98       4/1/08
  215             0                0            120         118            360             358          2/19/98       3/1/08
-----------------------------------------------------------------------------------------------------------------------------------
  216             0                0            120         118            360             358          2/19/98       3/1/08
  217             0                0            300         298            300             298          1/30/98       3/1/23
  218             0                0            120         119            360             359          3/30/98       4/1/08
  219             0                0            120         119            360             359          3/11/98       4/1/08
  220             0                0            120         119            360             359           3/4/98       4/1/08
-----------------------------------------------------------------------------------------------------------------------------------
  221             0                0             84          83            360             359          3/12/98       4/1/05
  222             0                0            240         239            240             239          3/18/98       4/1/18
  223             0                0            180         177            360             357          1/21/98       2/1/13
  224             0                0             60          56            300             296          12/30/97      1/1/03
  225             0                0            120         118            360             358          2/17/98       3/1/08
-----------------------------------------------------------------------------------------------------------------------------------
  226             0                0            120         118            360             358           2/4/98       3/1/08
  227             0                0            120         118            360             358           2/9/98       3/1/08
  228             0                0            240         239            300             299          3/18/98       4/1/18
  229             0                0            139         135            139             135          12/16/97      8/1/09
  230             0                0            240         236            286             282          12/9/97       1/1/18
-----------------------------------------------------------------------------------------------------------------------------------
  231             0                0            120         118            360             358          2/17/98       3/1/08
  232             0                0            115         115            355             355          11/20/97     12/1/07
  233             0                0            120         118            360             358          2/23/98       3/1/08
  234             0                0            120         118            360             358          2/18/98       3/1/08
  235             0                0            240         239            240             239          3/10/98       4/1/18
-----------------------------------------------------------------------------------------------------------------------------------
  236             0                0            300         297            300             297          1/12/98       2/1/23
  237             0                0            120         114            360             354          10/31/97     11/1/07
  238             0                0            120         119            360             359          3/12/98       4/1/08
  239             0                0            120         120            300             300           4/8/98       5/1/08
  240             0                0            120         119            360             359          3/31/98       4/1/08
-----------------------------------------------------------------------------------------------------------------------------------
  241             0                0            180         177            360             357          1/14/98       2/1/13
  242             0                0            120         116            360             356          12/31/97      1/1/08
  243             0                0            120         116            360             356          12/22/97      1/1/08
  244             0                0            300         296            300             296          12/18/97      1/1/23
  245             0                0            120         113            360             353          9/19/97      10/1/07
-----------------------------------------------------------------------------------------------------------------------------------



                                                                                             Annual
 Control      Balloon                                                                         Debt
   No.        Balance($)      Property Type            Prepayment Provisions                Service ($)
====================================================================================================================================
  182       $ 4,606,149       Multifamily                L(4),D(5.83),O(.17)                    $ 426,389
  183         4,556,686       Industrial                 L(4),D(5.83),O(.17)                      423,310
  184         4,451,838       Multifamily                L(5),D(5)                                403,617
  185         4,186,820       Hotel - Limited Service    L(4),D(5.75),O(.25)                      467,295
  186         4,346,569       Multifamily                L(4),YM1%(5.5),O(.5)                     411,145
------------------------------------------------------------------------------------------------------------------------------------
  187         4,080,529       Hotel - Limited Service    L(2.17),YM1%(7.58),O(.25) or D(Borr)     449,265
  188         3,988,066       Retail - Anchored          L(4),D(5.5),O(.5)                        420,248
  189         1,739,088       CTL                        L(8),D(11.9167)                          441,595

------------------------------------------------------------------------------------------------------------------------------------
  191         4,322,981       Retail - Anchored          D(9.75),O(.25)                           397,985
  191a                        Retail - Anchored
  191b                        Retail - Anchored
  191c                        Retail - Anchored
  191d                        Retail - Anchored
------------------------------------------------------------------------------------------------------------------------------------

  192         4,276,090       Multifamily                L(4),YM1%(5.75),O(.25)                   388,127
  193         4,534,475       Retail - Anchored          L(3.75),YM1%(2.5),O(.5)                  397,102
  194         4,290,134       Multifamily                L(3),D(6.75),O(.25)                      396,742
  195         3,976,334       Hotel - Limited Service    L(4),D(5.75),O(.25)                      437,077
------------------------------------------------------------------------------------------------------------------------------------
  197         4,194,994       Mixed Use                  L(2),D(7.75),O(.25)                      434,034
  198         4,225,050       Multifamily                L(4),YM1%(5.75),O(.25)                   397,829
  200         4,394,255       Retail - Anchored          L(4),D(2.75),O(.25)                      391,163
------------------------------------------------------------------------------------------------------------------------------------
  201         3,601,628       Multifamily                L(2.33),D(12.17),O(.5)                   379,662
  202         4,046,809       Mobile Home Park           L(4),D(5.67),O(.33)                      379,186
  203         3,203,036       Industrial                 L(4),D(5.75),O(.25)                      448,916
  204         4,049,521       Retail - Anchored          L(4),D(5.75),O(.25)                      381,441
  205         4,023,081       Multifamily                L(4),D(5.83),O(.17)                      371,893
------------------------------------------------------------------------------------------------------------------------------------
  206         2,879,514       Office                     L(5),D(9.75),O(.25)                      412,422
  207         3,944,114       Industrial                 L(4),D(5.83),O(.17)                      365,632
  208         3,534,566       Retail - Unanchored        L(7),D(7.75),O(.25)                      381,652
  209         3,965,496       Office                     L(4),D(5.5),O(.5)                        374,622
  210         3,948,991       Multifamily                L(4),YM1%(5.75),O(.25)                   368,375
------------------------------------------------------------------------------------------------------------------------------------
  211         3,648,624       Hotel - Limited Service    L(4),YM1%(5.75),O(.25) or D(Borr)        397,651
  212         3,955,412       Retail - Anchored          L(4),D(5.83),O(.17)                      371,588
  213         3,892,908       Retail - Unanchored        L(4),YM1%(5.75),O(.25) or D(Borr)        410,509
  214         3,759,839       Retail - Anchored          L(4),YM1%(5.75),O(.25)                   384,517
  215         3,860,988       Retail - Unanchored        L(4),D(5.75),O(.25)                      359,115
------------------------------------------------------------------------------------------------------------------------------------
  216         3,846,867       Retail - Anchored          L(4),D(5.75),O(.25)                      354,121
  217                 -       Retail - Anchored          L(10),D(14.75),O(.25)                    380,282
  218         3,840,596       Multifamily                L(4),D(6)                                361,361
  219         3,756,814       Office                     L(5),D(4.83),O(.17)                      357,054
  220         3,669,538       Office                     L(4),D(5.75),O(.25)                      337,346
------------------------------------------------------------------------------------------------------------------------------------
  221         3,868,291       Multifamily                L(3),D(3.83),O(.17)                      336,498
  222           125,804       Retail - Anchored          L(5),D(15)                               382,026
  223         3,196,427       Multifamily                L(3),D(12)                               331,935
  224         3,876,461       Multifamily                L(3),D(1.75),O(.25)                      370,814
  225         3,677,433       Retail - Unanchored        L(4),D(6)                                344,564
------------------------------------------------------------------------------------------------------------------------------------
  226         3,672,401       Retail - Unanchored        L(4),D(5.5),O(.5)                        345,102
  227         3,631,108       Multifamily                L(4),D(5.67),O(.33)                      333,542
  228         1,722,472       Hotel - Limited Service    L(4),D(16)                               370,938
  229                 -       Industrial                 L(4),D(7.41),O(.17)                      536,345
  230         1,209,626       CTL                        L(8),D(11.5),O(.5)                       369,420
------------------------------------------------------------------------------------------------------------------------------------
  231         3,624,647       Retail - Anchored          L(4),D(6)                                339,618
  232         3,668,040       Multifamily                L(3.58),YM1%(5.5),O(.5)                  355,674
  233         3,595,868       Retail - Unanchored        L(4),D(5.75),O(.25)                      333,964
  234         3,558,015       Mobile Home Park           L(5),D(4.75),O(.25)                      320,813
  235           155,523       Retail - Anchored          L(10),D(9.75),O(.25)                     396,051
------------------------------------------------------------------------------------------------------------------------------------
  236                 -       Multifamily                L(10),D(14.5),O(.5)                      352,773
  237         3,629,445       Industrial                 L(3),D(6.83),O(.17)                      347,152
  238         3,550,503       Multifamily                L(2),D(7.50),O(.5)                       322,778
  239         3,238,084       Mixed Use                  L(4),D(6)                                350,822
  240         3,515,813       Multifamily                L(3),D(7)                                328,748
------------------------------------------------------------------------------------------------------------------------------------
  241         3,114,564       Multifamily                L(4),D(10),O(1)                          332,670
  242         3,519,749       Office                     L(4),D(5.83),O(.17)                      330,903
  243         3,451,628       Office                     L(4),D(5.5),O(.5)                        327,119
  244           248,378       Multifamily                L(5),YM1%(15),O(5)                       352,499
  245         3,524,478       Retail - Unanchored        L(3),D(6.5),O(.5)                        344,835
------------------------------------------------------------------------------------------------------------------------------------


                                                                                        Underwritten
                                                                                        Hospitality
                                                              Cut-off   Scheduled        Average
 Control       Net                   Appraised    Appraisal    Date    Maturity Date      Daily            Year
   No.     Cash Flow ($)  DSCR (x)   Value ($)      Year       LTV (%)    LTV (%)         Rate ($)         Built
====================================================================================================================================
  182       $ 558,006     1.31x      7,000,000      1997        74.9%      65.8%                           1988
  183         684,041     1.62       8,000,000      1997        64.8       57.0                            1980
  184         530,233     1.31       6,400,000      1998        80.0       69.6                          1963-1972
  185         654,061     1.40       6,900,000      1997        73.6       60.7           $67.00           1996
  186         518,432     1.26       6,300,000      1997        79.7       69.0                            1983
------------------------------------------------------------------------------------------------------------------------------------
  187         669,348     1.49       6,700,000      1998        74.5       60.9            53.49           1989
  188         723,868     1.72       8,300,000      1997        60.2       48.1                            1976
  189         450,427     NAP        5,300,000      1997        NAP        32.8                            1974

------------------------------------------------------------------------------------------------------------------------------------
  191         536,178     1.35       6,750,000      1997        73.1       64.0
  191a                               3,450,000      1997                                                   1981
  191b                               1,225,000      1997                                                   1958
  191c                               1,150,000      1997                                                   1983
  191d                                 925,000      1997                                                   1981
------------------------------------------------------------------------------------------------------------------------------------

  192         513,965     1.32       6,350,000      1997        77.3       67.3                            1995
  193         518,973     1.31       6,565,000      1997        74.7       69.1                            1987
  194         506,758     1.28       6,500,000      1998        75.3       66.0                            1978
  195         628,325     1.44       6,500,000      1997        74.9       61.2            77.50           1992
------------------------------------------------------------------------------------------------------------------------------------
  197         603,776     1.39       6,500,000      1997        74.6       64.5                            1990
  198         512,910     1.29       6,500,000      1997        73.7       65.0                            1982
  200         508,453     1.30       6,300,000      1997        75.2       69.8                            1983
------------------------------------------------------------------------------------------------------------------------------------
  201         465,155     1.23       6,000,000      1997        77.7       60.0                            1970s
  202         521,045     1.37       5,850,000      1997        78.6       69.2                            1972
  203         645,555     1.44       6,010,000      1998        76.4       53.3                            1975
  204         479,219     1.26       5,850,000      1997        78.4       69.2                           1989,90
  205         475,291     1.28       5,750,000      1997        79.8       70.0                            1964
------------------------------------------------------------------------------------------------------------------------------------
  206         546,309     1.32       6,950,000      1997        65.8       41.4                            1991
  207         539,744     1.48       7,150,000      1997        62.9       55.2                            1949
  208         481,379     1.26       8,000,000      1997        56.1       44.2                            1973
  209         470,882     1.26       6,350,000      1997        70.7       62.5                            1975
  210         461,328     1.25       6,100,000      1997        73.5       64.7                            1971
------------------------------------------------------------------------------------------------------------------------------------
  211         560,089     1.41       6,500,000      1997        69.0       56.1            57.00           1996
  212         504,199     1.36       6,000,000      1997        74.7       65.9                            1989
  213         549,809     1.34       6,150,000      1997        72.8       63.3                            1988
  214         537,770     1.40       6,010,000      1998        74.0       62.6                            1988
  215         533,572     1.49       6,100,000      1997        72.0       63.3                          1957,1975
------------------------------------------------------------------------------------------------------------------------------------
  216         453,531     1.28       5,850,000      1997        75.1       65.8                            1987
  217         497,526     1.31       5,900,000      1997        74.4        0.0                            1987
  218         482,838     1.34       5,450,000      1997        79.9       70.5                            1974
  219         451,395     1.26       5,900,000      1998        72.0       63.7                            1984
  220         430,961     1.28       5,900,000      1998        71.1       62.2                            1986
------------------------------------------------------------------------------------------------------------------------------------
  221         467,293     1.39       5,700,000      1998        73.6       67.9                            1975
  222         591,356     1.55       7,500,000      1997        55.9        1.7                            1960
  223         414,261     1.25       5,500,000      1997        76.2       58.1                            1965
  224         469,568     1.27       5,330,000      1997        78.4       72.7                           1970-73
  225         454,012     1.32       5,600,000      1997        74.5       65.7                            1967
------------------------------------------------------------------------------------------------------------------------------------
  226         526,819     1.53       5,580,000      1997        74.6       65.8                          1950,1997
  227         472,094     1.42       5,550,000      1997        74.8       65.4                            1977
  228         519,352     1.40       5,465,000      1998        75.9       31.5            64.00           1984
  229         664,096     1.24       5,600,000      1997        73.6        0.0                            1997
  230         377,920     NAP        4,350,000      1997        NAP        27.8                            1997
------------------------------------------------------------------------------------------------------------------------------------
  231         439,850     1.30       5,600,000      1997        73.5       64.7                            1967
  232         427,192     1.20       5,370,000      1997        76.6       68.3                            1968
  233         460,331     1.38       5,575,000      1998        73.4       64.5                          1964-1968
  234         659,334     2.06       8,750,000      1998        46.8       40.7                            1972
  235         500,021     1.26       5,500,000      1997        74.4        2.8                            1995
------------------------------------------------------------------------------------------------------------------------------------
  236         462,868     1.31       5,900,000      1997        69.2        0.0                            1976
  237         454,071     1.31       5,770,000      1997        70.8       62.9                            1984
  238         407,736     1.26       5,100,000      1998        79.9       69.6                            1977
  239         549,104     1.57       6,300,000      1998        63.5       51.4                            1922
  240         414,435     1.26       6,000,000      1997        66.6       58.6                            1986
------------------------------------------------------------------------------------------------------------------------------------
  241         434,245     1.31       5,000,000      1997        79.8       62.3                          1971-1974
  242         509,842     1.54       5,625,000      1997        70.9       62.6                            1899
  243         446,124     1.36       5,050,000      1997        79.0       68.4                            1997
  244         465,995     1.32       5,300,000      1997        74.7        4.7                            1973
  245         460,201     1.33       5,150,000      1997        76.4       68.4                          1966,1969
------------------------------------------------------------------------------------------------------------------------------------



                             Sq. Ft.,           Loan per
                              Units          Sq. Ft., Units                                      Underwritten
 Control         Year        Bed, Pad          Bed, Pad         Occupancy        Rent Roll        Replacement
   No.         Renovated     or Room          or Room ($)       Percentage (%)    Date             Reserves ($)      per
===================================================================================================================================
  182           N/A               92 Units     $ 57,206.52        98.9%         10/30/97               $247.26       Unit
  183           N/A          137,087 Sq. Ft.         37.93       100.0          12/19/97                  0.29       Sq. Ft.
  184         1995-1997          180 Units       28,444.44        95.6           1/31/98                330.00       Unit
  185           N/A              102 Rooms       50,000.00       NAP           NAP         4% of Gross Revenue       Room
  186           N/A              162 Units       31,111.11        93.8          11/1/97                 354.80       Unit
-----------------------------------------------------------------------------------------------------------------------------------
  187           N/A              139 Rooms       35,971.22       NAP           NAP         4% of Gross Revenue       Room
  188           N/A           99,336 Sq. Ft.         50.33        98.4          10/30/97                  0.15       Sq. Ft.
  189           1996          66,720 Sq. Ft.         75.02       100.0           5/1/98                   0.08       Sq. Ft.
                                                                                                          -
-----------------------------------------------------------------------------------------------------------------------------------
  191                          77,398 Sq. Ft.         63.96       100.0           1/28/98                  0.22       Sq. Ft.
  191a           N/A           25,619 Sq. Ft.                     100.0           1/28/98                  0.17       Sq. Ft.
  191b           N/A           13,889 Sq. Ft.                     100.0           1/28/98                  0.18       Sq. Ft.
  191c           N/A           19,766 Sq. Ft.                     100.0           1/28/98                  0.20       Sq. Ft.
  191d           N/A           18,124 Sq. Ft.                     100.0           1/28/98                  0.36       Sq. Ft.
-----------------------------------------------------------------------------------------------------------------------------------
  192           N/A               58 Units       84,844.83        94.2           8/15/97                312.00       Unit
  193           N/A          101,073 Sq. Ft.         48.52        90.9          12/31/97                  0.17       Sq. Ft.
  194           N/A              228 Units       21,491.23        88.2          12/31/97                225.00       Unit
  195           N/A               96 Rooms       50,781.25       NAP           NAP         4% of Gross Revenue       Room
-----------------------------------------------------------------------------------------------------------------------------------
  197           N/A           56,937 Sq. Ft.         85.62        98.1           2/28/98                  0.10       Sq. Ft.
  198           N/A              304 Units       15,789.47        99.1          12/1/97                 256.00       Unit
  200           N/A          103,013 Sq. Ft.         46.11        90.1          11/1/97                   0.15       Sq. Ft.
-----------------------------------------------------------------------------------------------------------------------------------
  201         1994-97            121 Units       38,636.36        97.5          10/2/97                 271.85       Unit
  202           N/A              233 Pads        19,742.49        93.1           3/27/98                 34.40       Pad
  203           1978         374,000 Sq. Ft.         12.30       100.0           0                        0.10       Sq. Ft.
  204           N/A           37,993 Sq. Ft.        121.07       100.0          12/18/97                  0.15       Sq. Ft.
  205           N/A               92 Units       50,000.00       100.0           1/1/98                 301.05       Unit
-----------------------------------------------------------------------------------------------------------------------------------
  206           N/A           76,164 Sq. Ft.         60.40       100.0           3/19/98                  0.10       Sq. Ft.
  207           1997          72,000 Sq. Ft.         62.50       100.0          10/1/97                   0.10       Sq. Ft.
  208           1992          44,307 Sq. Ft.        101.56        97.4          12/2/97                   0.15       Sq. Ft.
  209           N/A           66,170 Sq. Ft.         68.01        98.4           3/16/98                  0.15       Sq. Ft.
  210           N/A              324 Units       13,888.89        90.3          10/1/97                 200.00       Unit
-----------------------------------------------------------------------------------------------------------------------------------
  211           N/A              105 Rooms       42,857.14       NAP           NAP          4% of Gross Revenue       Room
  212           N/A           44,000 Sq. Ft.        102.19        95.0          12/3/97                   0.25       Sq. Ft.
  213           N/A           52,006 Sq. Ft.         86.42        96.1           3/12/98                  0.19       Sq. Ft.
  214           N/A           72,601 Sq. Ft.         61.29        97.3           2/16/98                  0.15       Sq. Ft.
  215         1976,96,97      77,374 Sq. Ft.         56.87        99.2           1/1/98                   0.15       Sq. Ft.
-----------------------------------------------------------------------------------------------------------------------------------
  216           N/A          109,906 Sq. Ft.         40.03        84.2           1/29/98                  0.15       Sq. Ft.
  217           N/A           86,048 Sq. Ft.         51.13        97.0          10/17/97                  0.23       Sq. Ft.
  218           1996             224 Units       19,464.29        96.0          10/1/97                 280.00       Unit
  219           N/A           58,468 Sq. Ft.         72.69        94.0           2/23/98                  0.39       Sq. Ft.
  220           N/A           11,080 Sq. Ft.        379.06       100.0           2/2/98                   0.16       Sq. Ft.
-----------------------------------------------------------------------------------------------------------------------------------
  221           1996             114 Units       36,842.11        99.0           2/1/98                 162.37       Unit
  222           1990          42,529 Sq. Ft.         98.76       100.0           3/17/98                  0.33       Sq. Ft.
  223           N/A              152 Units       27,631.58        96.0           8/15/97                385.00       Unit
  224           N/A              156 Units       26,923.08        96.2          12/5/97                 250.00       Unit
  225         1976,1989      100,473 Sq. Ft.         41.60        91.5           9/20/97                  0.20       Sq. Ft.
-----------------------------------------------------------------------------------------------------------------------------------
  226           N/A           24,233 Sq. Ft.        172.08       100.0          12/12/97                  0.15       Sq. Ft.
  227           N/A               86 Units       48,330.23        95.0          11/15/97                306.00       Unit
  228           1997             121 Rooms       34,297.52       NAP           NAP         4% of Gross Revenue       Room
  229           N/A           49,344 Sq. Ft.         85.12       100.0          10/1/97                   0.15       Sq. Ft.
  230           N/A           13,905 Sq. Ft.        297.82       100.0           5/1/98                   0.15       Sq. Ft.
-----------------------------------------------------------------------------------------------------------------------------------
  231         1972,84,92      97,349 Sq. Ft.         42.32        92.9           9/20/97                  0.20       Sq. Ft.
  232           1997             117 Units       35,144.18        94.0           3/31/98                170.00       Unit
  233           N/A          197,498 Sq. Ft.         20.76        93.9           2/20/98                  0.17       Sq. Ft.
  234           N/A              293 Spaces      13,993.17        99.0          11/30/98                 38.00       Space
  235           N/A           45,000 Sq. Ft.         91.11       100.0           3/10/98                  0.10       Sq. Ft.
-----------------------------------------------------------------------------------------------------------------------------------
  236           N/A              156 Units       26,282.05        96.8           9/1/97                 250.00       Unit
  237           1997         116,048 Sq. Ft.         35.33       100.0           7/1/97                   0.15       Sq. Ft.
  238           1993             192 Units       21,250.00        93.5           2/25/98                242.00       Unit
  239           1990          52,486 Sq. Ft.         76.21        90.8           1/1/98                   0.13       Sq. Ft.
  240           N/A              116 Units       34,482.76        96.6          11/14/97                225.00       Unit
-----------------------------------------------------------------------------------------------------------------------------------
  241           N/A              124 Units       32,258.06        95.2          11/8/97                 267.00       Unit
  242           1991         106,800 Sq. Ft.         37.45       100.0          11/17/97                  0.15       Sq. Ft.
  243           N/A           38,673 Sq. Ft.        103.43       100.0           9/30/97                  0.10       Sq. Ft.
  244           N/A              168 Units       23,660.71        91.1          10/1/97                 202.00       Unit
  245           N/A           51,723 Sq. Ft.         76.37       100.0          10/3/97                   0.15       Sq. Ft.
-----------------------------------------------------------------------------------------------------------------------------------



                                        Largest Tenant                                              2nd Largest Tenant
              ---------------------------------------------------------------------      ----------------------------------------
                                                              Tenant                                                        Tenant
Control                                                    Area Leased       Lease                                       Area Leased
  No.                    Tenant Name                         (Sq. Ft.)      Exp Date               Tenant Name            (Sq. Ft.)
====================================================================================================================================
  182
  183      Micro Distribution Center                         45,175           7/31/02       S & M Moving Systems             38,640
  184
  185
  186
------------------------------------------------------------------------------------------------------------------------------------
  187
  188      Waldbaum 128, Inc.                                34,435           5/31/06       Genovese Drug Stores, Inc.       15,000
  189      Kroger Company                                    66,720           1/31/18

------------------------------------------------------------------------------------------------------------------------------------
  191
  191a      Thrifty's                                         25,619          12/31/03
  191b      Thrifty's                                         13,889          12/31/03
  191c      Thrifty's                                         19,766          12/31/03
  191d      Thrifty's                                         18,124          12/31/03
------------------------------------------------------------------------------------------------------------------------------------

  192
  193      ABCO Markets, Inc.                                37,546           1/15/08       Dynamic Fitness, Inc.            13,000
  194
  195
------------------------------------------------------------------------------------------------------------------------------------
  197      State Farm Mutual Auto Insurance Co.              22,407          11/30/00       Lazer Craze                       6,967
  198
  200      Lowes Theatre                                     27,805          12/31/12       NCA Super Center                  9,400
------------------------------------------------------------------------------------------------------------------------------------
  201
  202
  203      K & K Warehouse, Inc.                            350,875         NAV             Karl Schmidt Unisia              23,125
  204      Barnes & Noble                                    20,000           6/30/02       Pier One Imports                  8,980
  205
------------------------------------------------------------------------------------------------------------------------------------
  206      Roche Biomedical                                  56,665           4/1/01        Diversified Engineering          14,625
  207      Sweet Potatoes                                    26,000           5/31/00       Publishers Group West             2,400
  208      Events By Design                                   4,300           7/31/99       China 88                          3,100
  209      Commercial Insurance Consultants, Inc.            11,270           6/30/98       Velda Farms                      11,000
  210
------------------------------------------------------------------------------------------------------------------------------------
  211
  212      Hollywood Video                                    6,000           7/31/01       Super Savers                      6,000
  213      Papercutters                                      10,600           1/1/01        Floors, USA Inc.                  8,100
  214      K-Mart (Shadow)                                      NAV         NAV             Dunham's Discount Sports         20,000
  215      Nordis Network, Inc.                               9,600           4/30/01       Kinko's Copy Center               6,500
------------------------------------------------------------------------------------------------------------------------------------
  216      Food Lion                                         35,296          12/29/17       Variety Wholesalers, Inc.        18,000
  217      Bi-Lo                                             49,408           2/28/07       Dollar General                    8,450
  218
  219      Morrison Karsten Group                               873           1/1/98        Accent Janitorial                   431
  220      Morgan Trust Co. of FL                            11,080          11/30/01
------------------------------------------------------------------------------------------------------------------------------------
  221
  222      Staples #21                                       19,467           5/31/07       CVS Pharmacy #1492               11,874
  223
  224
  225      Super Saver Cinema                                25,000           1/14/10       ALDI                             14,047
------------------------------------------------------------------------------------------------------------------------------------
  226      Kinko's Copies                                     8,500          11/1/06        Mattress Discounters              4,020
  227
  228
  229      Los Angeles Community College District            49,344           8/14/09
  230      Walgreens                                         13,905           8/31/57
------------------------------------------------------------------------------------------------------------------------------------
  231      Staples                                           19,489           7/31/99       Golden Corral                    10,736
  232
  233      Kendale Flea Market                               50,000          12/1/00        Eckerd                           16,000
  234
  235      Best Buy                                          45,000           9/30/17       Linens N Things (Shadow)         30,625
------------------------------------------------------------------------------------------------------------------------------------
  236
  237      Seagate Technology                               116,048          10/31/03
  238
  239      Fidelity Investments                               6,309          11/30/03       Whites/GNC Health                 7,768
  240
------------------------------------------------------------------------------------------------------------------------------------
  241
  242      Catholic Charties                                 22,847           5/1/04        Catholic Charities                8,263
  243      Thomas, Miller & Partners                          8,944           9/30/07       Edwin R. Raskin Company           8,895
  244
  245      Progressive Inc.                                  13,000           1/31/03       Vision Works                      8,000
------------------------------------------------------------------------------------------------------------------------------------


                                  3rd Largest Tenant
            -----------------------------------------------------------------------------------------
                                                                Tenant
  Control     Lease                                           Area Leased                 Lease           Control
    No.     Exp Date                  Tenant Name              (Sq. Ft.)                 Exp Date           No.
====================================================================================================================================
  182                                                                                                        182
  183      1/14/02        Media Factory                           21,109                12/31/03             183
  184                                                                                                        184
  185                                                                                                        185
  186                                                                                                        186
------------------------------------------------------------------------------------------------------------------------------------
  187                                                                                                        187
  188      3/31/01        Apple Bank for Savings                   4,750                 3/31/01             188
  189                                                                                                        189

------------------------------------------------------------------------------------------------------------------------------------
  191                                                                                                        191
  191a                                                                                                       191a
  191b                                                                                                       191b
  191c                                                                                                       191c
  191d                                                                                                       191d
------------------------------------------------------------------------------------------------------------------------------------

  192                                                                                                        192
  193      4/30/02        Desert Springs Christian Fellowship      6,500                11/30/00             193
  194                                                                                                        194
  195                                                                                                        195
------------------------------------------------------------------------------------------------------------------------------------
  197      9/30/01        Tony Romas                               5,000                12/31/99             197
  198                                                                                                        198
  200     10/31/98        Chilis                                   6,000                 3/31/02             200
------------------------------------------------------------------------------------------------------------------------------------
  201                                                                                                        201
  202                                                                                                        202
  203     12/1/02         N/A                                                                                203
  204      4/30/00        Nevada Bob's                             5,100                 5/31/00             204
  205                                                                                                        205
------------------------------------------------------------------------------------------------------------------------------------
  206      6/1/98         J.P. Mancini (sublease to Austin Reed)   4,874                10/31/98             206
  207     12/31/07        Codys Books                             12,135                11/30/07             207
  208      5/31/98        Pure Living                              3,032                 8/31/99             208
  209      6/30/03        South Trust Bank                        10,000                 7/31/07             209
  210                                                                                                        210
-----------------------------------------------------------------------------------------------------------------------------------
  211                                                                                                        211
  212      9/30/99        Century 21                               2,400                 1/31/98             212
  213     12/31/01        International House of Pancakes          6,800                10/31/17             213
  214      1/31/03        Fashion Bug                              8,000                 1/31/00             214
  215      4/17/07        Goodyear Tire & Rubber Co.               6,264                 2/28/10             215
-----------------------------------------------------------------------------------------------------------------------------------
  216      6/30/02        Rite Aid                                10,010                11/30/07             216
  217      8/31/00        Rex                                      7,680                 4/30/02             217
  218                                                                                                        218
  219     12/31/97        Lincoln Studios West                       399                 2/28/98             219
  220                                                                                                        220
-----------------------------------------------------------------------------------------------------------------------------------
  221                                                                                                        221
  222     12/31/03        West Coast Video                         1,838                12/31/00             222
  223                                                                                                        223
  224                                                                                                        224
  225      5/31/05        Cushions Billiards                       8,098                 8/31/02             225
-----------------------------------------------------------------------------------------------------------------------------------
  226     10/9/99         Big City Bagels                          2,318                11/24/98             226
  227                                                                                                        227
  228                                                                                                        228
  229                                                                                                        229
  230                                                                                                        230
------------------------------------------------------------------------------------------------------------------------------------
  231      4/12/05        Parts America                            7,710                 4/30/05             231
  232                                                                                                        232
  233      8/31/05        B.C. Moore                              15,000                 9/30/99             233
  234                                                                                                        234
  235                                                                                                        235
------------------------------------------------------------------------------------------------------------------------------------
  236                                                                                                        236
  237                                                                                                        237
  238                                                                                                        238
  239      6/30/03        Bayshore Furriers                        7,210                 7/1/05              239
  240                                                                                                        240
------------------------------------------------------------------------------------------------------------------------------------
  241                                                                                                        241
  242      5/1/05         Paper Co.                                8,706                 4/30/02             242
  243      9/30/07        Robert S. Biscan, Co.                    4,759                 9/30/07             243
  244                                                                                                        244
  245      7/31/07        Centcuso Inc.                            3,380                 1/31/03             245
------------------------------------------------------------------------------------------------------------------------------------



13 & 14 & 15


  Control
    No.     Property Name                                        Address
====================================================================================================================================
  246     Arnold Industrial Park                                 1361 Airport Road North
  247     Derby Ridge                                            67 Blue Stone Court
  248     Ventana Row                                            2352  Shattuck Avenue
  249     New Hampshire Apartments                               445  South New Hampshire Ave
  250     Superstition Marketplace                               1155 South Power Road
------------------------------------------------------------------------------------------------------------------------------------
  251     Blue Grass Plaza                                       2417 Welsh Road (PA 532)
  252     Merrill Crossing Shopping Ctr.                         9119 Merrill Road
  253     River Creek Apartments                                 2525 Center West Parkway
  254     Village Green                                          1000-1013 Village Green, 1005-1013 Milan Drive
  255     Spartan Square Shopping Center                         1435-1499 W. Main St.
------------------------------------------------------------------------------------------------------------------------------------
  256     Winn Dixie Eustis                                      1951 State Road 19 North
  257     Versailles of Rockford                                 5145 East State Street
  258     Lynnwood Manor Health Care Center                      5821 188th Street S.W.
  259     Tri-County Square                                      U.S. Highway 25E
  260     Bethesda Court Hotel                                   7740 Wisconsin Avenue
------------------------------------------------------------------------------------------------------------------------------------
  261     Winn Dixie Orangeburg                                  1481 Chestnut Street
  262     Roswell Mill Office Buildings                          85 Mill Street
  263     Highland Tech Center                                   8925,8955,8985 East Nichols Avenue

  264     Stor-All Properties                                    Various
------------------------------------------------------------------------------------------------------------------------------------
  264a    1880 Dr. Andre's Way                                   1880 Dr. Andre's Way
  264b    7338 Central Industrial Way                            7338 Central Industrial Way
  264c    330-358 Northeast 4th Street                           330-358 Northeast 4th Street

  265     Parole Office Park                                     130, 132 and 134 Holiday Court
------------------------------------------------------------------------------------------------------------------------------------
  266     McEvers Corners                                        975 Dawsonville Road
  267     Windscape II Apartments                                3099  Parhan Drive
  268     Courtyards Apartments                                  1906 Sam Houston Drive
  269     Miami Gardens Plaza                                    18351 Northwest 27th Avenue
  270     Village South                                          1243 Bay Area Blvd
------------------------------------------------------------------------------------------------------------------------------------
  271     Webtron Building                                       2030 W. McNab Road
  272     Fairway Center                                         9115 Southwest Oleson Road
  273     Santa Fe Square                                        Northeast Corner of Southern Avenue & Gilbert Road
  274     Gomes Plaza                                            1057-1075 Blossom Hill Road
  275     Covington Square                                       4828 Zenith Street
------------------------------------------------------------------------------------------------------------------------------------
  276     Best Buy (Sioux Falls)                                 2104 W. 41st Street
  277     Parkway Nursing Home                                   525 13th Street
  278     Grand Manor Nursing and Rehab Center                   3645 Cook Avenue
  279     Terrace View Apartments                                525 Vaughn Avenue
  280     Hillsdale Manor                                        4710-4738 Wakefield Road
------------------------------------------------------------------------------------------------------------------------------------
  281     Amerihost Inn- Players                                 203 Front Street
  282     Walgreens (Las Vegas)                                  9420 Lake Mead Boulevard
  283     Metro Plaza                                            1407-1411 East-West Hgwy & 8397-8399 Colesville Rd
  284     Fidelity Federal Bank Building                         6350 Laurel Canyon Boulevard
  285     White Mountain Village                                 20 East White Mountain Boulevard
------------------------------------------------------------------------------------------------------------------------------------
  286     Forestwood On the Creek Apts.                          9601 Forest Lane
  287     Shepherdsville Square                                  Kentucky Highway 44
  288     Westbrook                                              3463-3560 53rd Ave
  289     100 Broadway                                           64, 100 & 102 Broadway
  290     Staples Hazelton                                       180 Susquehanna Boulevard
------------------------------------------------------------------------------------------------------------------------------------
  291     Treetops Terace Condominiums                           93-116 Tree Top Court
  292     Estero Woods Village                                   22770 South Tamiami Trail
  293     Green Center (MCG)                                     East Gude Drive and Taft Street
  294     Warehouse Specialists - Fond Du Lac II                 170 W. Larsen Drive
  295     Walgreens Pharmacy (Chicago Heights)                   SWC of Western Avenue and Lincoln Highway
------------------------------------------------------------------------------------------------------------------------------------
  296     Everett I-5 Mini-Storage                               13026 4th Avenue West
  297     Buck Run/Timberline Condominiums                       4689 Buck Run Square

  298     Marketplace Shopping Center (Williamsburg-Loan Level)  Various
  298a    Rivergate Business Center   (Williamsburg-Prop Level)  309 McLaws Circle
------------------------------------------------------------------------------------------------------------------------------------
  298b    Marketplace Shopping Center (Williamsburg-Prop Level)  240 McLaws Circle

  299     Mooresmill Village                                     2453 Coronet Way, NE
  300     The Pontiac Building                                   542  South Dearborn
  301     Best Buy Retail Bldg.                                  6900  South Westnedge Avenue
------------------------------------------------------------------------------------------------------------------------------------
  302     Sussex Downs Apartments                                1125 Magnoilia Drive
  303     Foothills Villas Apartments                            2601-2675 West Second Street
  304     Lincoln Arms Apartments                                190  C Street
  305     2-32 Brighton & 1101-1113 Commonwealth                 2-32 Brighton & 1101-1113 Commonwealth
  306     Manchester Square                                      Kentucky Highway 8 at U.S. Highway 421
------------------------------------------------------------------------------------------------------------------------------------
  307     Northgate Villas Apartments                            2305  Carville Drive
  308     South Brook                                            5101 Linbar Drive
  309     The Promenade Apartments                               2330-2332  West Glenrosa Avenue
  310     Swall Towers East                                      310 S. Swall Drive
  311     Pinnacle                                               7131 Pinnacle Drive
------------------------------------------------------------------------------------------------------------------------------------


                                                         Cross
  Control                                Zip        Collateralized     Original
    No.     City                 State   Code           Groups         Balance ($)
=================================================================================
  246     Naples                    FL   34104                       $ 3,940,000
  247     Lakeside Park             KY   41017                         3,900,000
  248     Berkeley                  CA   94704                         3,900,000
  249     Los Angeles               CA   90020                         3,850,000
  250     Mesa                      AZ   85206                         3,800,000
---------------------------------------------------------------------------------
  251     Philadelphia              PA   19114                         3,800,000
  252     Jacksonville              FL   32211                         3,800,000
  253     Augusta                   GA   30901                         3,800,000
  254     Norfolk                   NE   68701                         3,800,000
  255     Salem                     VA   24523                         3,800,000
---------------------------------------------------------------------------------
  256     Eustis                    FL   32726                         3,811,719
  257     Rockford                  IL   61108                         3,760,000
  258     Lynnwood                  WA   98037                         3,750,000
  259     Corbin                    KY   40701     Group F             3,700,000
  260     Bethesda                  MD   28014                         3,650,000
---------------------------------------------------------------------------------
  261     Orangeburg                SC   29115                         3,642,092
  262     Roswell                   GA   30075                         3,625,000
  263     Englewood                 CO   80112                         3,600,000

  264     Delray Beach & Riviera    FL   Various                       3,600,000
---------------------------------------------------------------------------------
  264a    Delray Beach              FL   33445
  264b    Riviera Beach             FL   33404
  264c    Delray Beach              FL   33445

  265     Annapolis                 MD   21401                         3,600,000
---------------------------------------------------------------------------------
  266     Gainesville               GA   30504                         3,600,000
  267     Grand Prairie             TX   75052                         3,600,000
  268     Victoria                  TX   77901                         3,600,000
  269     Miami                     FL   33056                         3,600,000
  270     Clear Lake City           TX   77058                         3,580,000
---------------------------------------------------------------------------------
  271     Ft. Lauderdale            FL   33309                         3,550,000
  272     Portland                  OR   97223                         3,550,000
  273     Mesa                      AZ   85204                         3,500,000
  274     San Jose                  CA   95123                         3,500,000
  275     Metairie                  LA   70001                         3,480,000
---------------------------------------------------------------------------------
  276     Sioux Falls               SD   57105                         3,475,000
  277     Snohomish                 WA   98290                         3,450,000
  278     St Louis                  MO   63113                         3,450,000
  279     Toms River                NJ   08753                         3,440,000
  280     Baltimore                 MD   21207                         3,435,000
---------------------------------------------------------------------------------
  281     Metroplois                IL   62960                         3,450,000
  282     Las Vegas                 NV   89134                         3,435,750
  283     Silver Spring             MD   20910                         3,400,000
  284     North Hollywood           CA   91606                         3,400,000
  285     Pinetop-Lakeside          AZ   85935                         3,400,000
---------------------------------------------------------------------------------
  286     Dallas                    TX   75243                         3,400,000
  287     Shepardsville             KY   41065     Group G             3,400,000
  288     Columbus                  NE   68601                         3,396,000
  289     Menands                   NY   12204                         3,400,000
  290     West Hazelton             PA   18201                         3,380,195
---------------------------------------------------------------------------------
  291     Blommingdale              NJ   07403                         3,350,000
  292     Estero                    FL   33928                         3,360,000
  293     Rockville                 MD   20850                         3,350,000
  294     Fond Du Lac               WI   54935     Group D             3,350,000
  295     Chicago Heights           IL   60630                         3,313,544
---------------------------------------------------------------------------------
  296     Everett                   WA   98204                         3,300,000
  297     Roanoke                   VA   24014                         3,300,000

  298     Williamsburg              VA   23185                         3,300,000
  298a    Williamsburg              VA   23185
---------------------------------------------------------------------------------
  298b    Williamsburg              VA   23185

  299     Atlanta                   GA   30318                         3,300,000
  300     Chicago                   IL   60605                         3,300,000
  301     Portage                   MI   49002                         3,300,000
---------------------------------------------------------------------------------
  302     Franklin                  TN   37064                         3,275,000
  303     San Bernadino             CA   92410                         3,300,000
  304     Sparks                    NV   89431                         3,262,500
  305     Boston                    MA   02215                         3,250,000
  306     Manchester                KY   40165     Group F             3,250,000
---------------------------------------------------------------------------------
  307     Reno                      NV   89512                         3,240,000
  308     Nashville                 TN   37211                         3,225,000
  309     Phoenix                   AZ   85015                         3,220,000
  310     Los Angeles               CA   90048                         3,200,000
  311     Ft. Myers                 FL   33907                         3,200,000
---------------------------------------------------------------------------------


                        % of Aggregate    Cumulative                             Interest
Control   Cut-off Date   Cut-off Date    % of Initial  Mortgage Administrative    Accrual               Amortization
  No.      Balance ($)     Balance       Pool Balance  Rate (%)  Cost Rate (%)     Method                   Type
====================================================================================================================================
  246    $ 3,925,345.74    0.12%         %73.49%       %7.3750%    %0.0962%      Actual/360   Amortizing Balloon
  247      3,888,336.27    0.11           73.60         7.5100      0.0962       Actual/360   Amortizing Balloon
  248      3,881,505.61    0.11           73.72         7.3120      0.0962       Actual/360   Amortizing Balloon
  249      3,836,194.01    0.11           73.83         7.4460      0.0962       Actual/360   Amortizing Balloon
  250      3,800,000.00    0.11           73.94         7.2500      0.0962       Actual/360   Interest-Only then Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------
  251      3,793,244.60    0.11           74.05         7.1000      0.1212       Actual/360   Amortizing Balloon
  252      3,790,289.55    0.11           74.16         7.2600      0.1462       Actual/360   Amortizing Balloon
  253      3,788,034.64    0.11           74.27         7.2500      0.0962         30/360     Amortizing Balloon
  254      3,787,735.69    0.11           74.39         7.1250      0.0962       Actual/360   Amortizing Balloon
  255      3,785,732.36    0.11           74.50         6.8000      0.0962       Actual/360   Fully Amortizing
------------------------------------------------------------------------------------------------------------------------------------
  256      3,781,369.71    0.11           74.61         7.0300      0.0962         30/360     Fully Amortizing
  257      3,750,108.50    0.11           74.72         7.0900      0.0962       Actual/360   Amortizing (ARD)
  258      3,746,037.63    0.11           74.83         7.9700      0.1462       Actual/360   Amortizing Balloon
  259      3,688,584.07    0.11           74.94         7.3530      0.0962       Actual/360   Amortizing (ARD)
  260      3,636,395.34    0.11           75.04         7.3600      0.0962       Actual/360   Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------
  261      3,614,562.16    0.11           75.15         7.2600      0.0962         30/360     Amortizing Balloon
  262      3,614,244.75    0.11           75.25         7.5500      0.1562       Actual/360   Amortizing (ARD)
  263      3,597,169.25    0.11           75.36         7.2100      0.1462       Actual/360   Amortizing (ARD)

  264      3,594,923.24    0.11           75.47         7.1100      0.1462       Actual/360   Amortizing (ARD)
------------------------------------------------------------------------------------------------------------------------------------
  264a
  264b
  264c

  265      3,594,810.39    0.11           75.57         7.0200      0.1462       Actual/360   Amortizing (ARD)
------------------------------------------------------------------------------------------------------------------------------------
  266      3,591,540.48    0.11           75.68         7.3300      0.1462         30/360     Fully Amortizing
  267      3,591,189.64    0.11           75.78         7.0540      0.0962         30/360     Amortizing Balloon
  268      3,591,078.89    0.11           75.89         7.4400      0.0962       Actual/360   Amortizing Balloon
  269      3,591,048.41    0.11           75.99         7.4200      0.1762       Actual/360   Amortizing Balloon
  270      3,577,012.99    0.10           76.10         6.9100      0.0962       Actual/360   Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------
  271      3,547,375.75    0.10           76.20         7.5200      0.1462       Actual/360   Amortizing Balloon
  272      3,547,372.24    0.10           76.31         7.5130      0.0962       Actual/360   Amortizing Balloon
  273      3,496,073.89    0.10           76.41         7.6000      0.1462       Actual/360   Amortizing Balloon
  274      3,492,968.16    0.10           76.51         7.6750      0.0962       Actual/360   Amortizing Balloon
  275      3,477,096.43    0.10           76.61         6.9100      0.0962       Actual/360   Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------
  276      3,475,000.00    0.10           76.71         7.4300      0.1462       Actual/360   Amortizing Balloon
  277      3,446,354.62    0.10           76.82         7.9700      0.1462       Actual/360   Amortizing Balloon
  278      3,435,045.19    0.10           76.92         7.8750      0.0962       Actual/360   Amortizing Balloon
  279      3,431,073.27    0.10           77.02         7.1700      0.0962       Actual/360   Amortizing (ARD)
  280      3,426,847.77    0.10           77.12         7.2100      0.0962         30/360     Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------
  281      3,419,679.83    0.10           77.22         7.6250      0.0962       Actual/360   Fully Amortizing
  282      3,396,544.93    0.10           77.32         7.2000      0.0462         30/360     Fully Amortizing
  283      3,394,966.40    0.10           77.42         6.9100      0.0962       Actual/360   Amortizing Balloon
  284      3,392,923.73    0.10           77.52         7.4900      0.1462       Actual/360   Amortizing Balloon
  285      3,390,568.02    0.10           77.62         6.7800      0.1462       Actual/360   Amortizing (ARD)
------------------------------------------------------------------------------------------------------------------------------------
  286      3,389,912.30    0.10           77.72         7.5500      0.0962       Actual/360   Amortizing Balloon
  287      3,389,509.68    0.10           77.82         7.3530      0.0962       Actual/360   Amortizing (ARD)
  288      3,385,039.59    0.10           77.91         7.1250      0.0962       Actual/360   Amortizing Balloon
  289      3,380,435.75    0.10           78.01         7.3600      0.1462       Actual/360   Amortizing Balloon
  290      3,361,990.84    0.10           78.11         7.6000      0.0962         30/360     Fully Amortizing
------------------------------------------------------------------------------------------------------------------------------------
  291      3,350,000.00    0.10           78.21         7.2500      0.0962       Actual/360   Amortizing Balloon
  292      3,349,272.58    0.10           78.31         7.1800      0.0962       Actual/360   Amortizing Balloon
  293      3,343,708.47    0.10           78.41         7.1800      0.1462       Actual/360   Amortizing Balloon
  294      3,330,287.28    0.10           78.50         7.4375      0.0962       Actual/360   Fully Amortizing
  295      3,297,412.39    0.10           78.60         7.4300      0.0462         30/360     Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------
  296      3,295,515.58    0.10           78.70         7.2600      0.1462       Actual/360   Amortizing Balloon
  297      3,295,363.42    0.10           78.79         7.1250      0.0962       Actual/360   Amortizing Balloon

  298      3,291,905.50    0.10           78.89         7.5000      0.1462       Actual/360   Amortizing (ARD)
  298a
------------------------------------------------------------------------------------------------------------------------------------
  298b

  299      3,291,194.91    0.10           78.99         9.0625      0.0962         30/360     Fully Amortizing
  300      3,289,824.29    0.10           79.08         7.3560      0.0962       Actual/360   Amortizing Balloon
  301      3,287,692.89    0.10           79.18         7.3560      0.0962       Actual/360   Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------
  302      3,266,130.06    0.10           79.28         6.9200      0.0962       Actual/360   Amortizing Balloon
  303      3,264,848.02    0.10           79.37         7.7700      0.0962         30/360     Fully Amortizing
  304      3,252,040.67    0.10           79.47         7.1590      0.0962       Actual/360   Amortizing Balloon
  305      3,246,220.37    0.10           79.56         7.3750      0.0962       Actual/360   Amortizing Balloon
  306      3,239,972.50    0.10           79.66         7.3530      0.0962       Actual/360   Amortizing (ARD)
------------------------------------------------------------------------------------------------------------------------------------
  307      3,231,170.58    0.09           79.75         6.8840      0.0962       Actual/360   Amortizing Balloon
  308      3,213,139.91    0.09           79.85         7.3300      0.0962       Actual/360   Amortizing Balloon
  309      3,208,099.19    0.09           79.94         7.3070      0.0962       Actual/360   Amortizing Balloon
  310      3,197,448.60    0.09           80.04         7.1400      0.0962       Actual/360   Amortizing Balloon
  311      3,191,724.41    0.09           80.13         7.1900      0.0962       Actual/360   Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------



                                              Original   Remaining
               Original        Remaining      Term to     Term to       Original        Remaining
Control     Interest-Only    Interest-Only    Maturity    Maturity    Amortization    Amortization    Origination    Maturity
  No.       Period (Mos.)    Period (Mos.)     (Mos.)      (Mos.)      Term (Mos.)     Term (Mos.)        Date        or ARD
====================================================================================================================================
  246             0                0            120         117            300             297          1/22/98       2/1/08
  247             0                0            120         116            360             356          12/31/97      1/1/08
  248             0                0             84          80            300             296          12/11/97      1/1/05
  249             0                0            120         115            360             355          11/25/97     12/1/07
  250             24               20           181         177            336             336          12/19/97      2/1/13
------------------------------------------------------------------------------------------------------------------------------------
  251             0                0            120         118            330             328          2/13/98       3/1/08
  252             0                0            120         117            360             357          1/20/98       2/1/08
  253             0                0            120         116            360             356          12/18/97      1/1/08
  254             0                0            120         116            360             356          12/15/97      1/1/08
  255             0                0            240         238            240             238          2/11/98       3/1/18
-----------------------------------------------------------------------------------------------------------------------------------
  256             0                0            236         232            236             232          12/22/97      9/1/17
  257             0                0            120         117            360             357          1/13/98       2/1/08
  258             0                0            120         119            300             299           3/6/98       4/1/08
  259             0                0            120         116            360             356          12/31/97      1/1/08
  260             0                0            120         117            300             297          1/29/98       2/1/08
-----------------------------------------------------------------------------------------------------------------------------------
  261             0                0            234         228            294             288          10/31/97      5/1/17
  262             0                0            120         116            360             356          12/16/97      1/1/08
  263             0                0            240         239            360             359           3/2/98       4/1/18

  264             0                0            120         118            360             358          2/24/98       3/1/08
-----------------------------------------------------------------------------------------------------------------------------------
  264a
  264b
  264c

  265             0                0            120         118            360             358          1/30/98       3/1/08
-----------------------------------------------------------------------------------------------------------------------------------
  266             0                0            300         298            300             298           2/3/98       3/1/23
  267             0                0            120         117            360             357          1/30/98       2/1/08
  268             0                0            120         117            360             357           1/9/98       2/1/08
  269             0                0            120         117            360             357           1/6/98       2/1/08
  270             0                0            120         119            360             359          3/12/98       4/1/08
-----------------------------------------------------------------------------------------------------------------------------------
  271             0                0            120         119            360             359          3/26/98       4/1/08
  272             0                0            120         119            360             359          3/11/98       4/1/08
  273             0                0             84          83            300             299           3/2/98       4/1/05
  274             0                0            120         118            300             298          2/25/98       3/1/08
  275             0                0            120         119            360             359          3/12/98       4/1/08
-----------------------------------------------------------------------------------------------------------------------------------
  276             0                0            120         120            360             360          3/28/98       5/1/08
  277             0                0            120         119            300             299           3/6/98       4/1/08
  278             0                0            180         176            300             296          12/19/97      1/1/13
  279             0                0            180         177            360             357          1/22/98       2/1/13
  280             0                0            120         117            360             357          1/12/98       2/1/08
-----------------------------------------------------------------------------------------------------------------------------------
  281             0                0            240         235            240             235          11/7/97      12/1/17
  282             0                0            240         234            240             234          10/29/97     11/1/17
  283             0                0            180         178            360             358           2/9/98       3/1/13
  284             0                0            120         118            300             298          2/12/98       3/1/08
  285             0                0            120         117            360             357          1/29/98       2/1/08
-----------------------------------------------------------------------------------------------------------------------------------
  286             0                0            120         116            360             356          12/4/97       1/1/08
  287             0                0            120         116            360             356          12/31/97      1/1/08
  288             0                0            120         116            360             356          12/15/97      1/1/08
  289             0                0            120         117            240             237          1/28/98       2/1/08
  290             0                0            240         237            240             237           1/9/98       2/1/18
-----------------------------------------------------------------------------------------------------------------------------------
  291             0                0            180         180            360             360           4/3/98       5/1/13
  292             0                0             84          80            360             356          12/31/97      1/1/05
  293             0                0            120         119            240             239          3/24/98       4/1/08
  294             0                0            180         178            180             178           2/9/98       3/1/13
  295             0                0            240         236            294             290          12/22/97      1/1/18
-----------------------------------------------------------------------------------------------------------------------------------
  296             0                0            120         118            360             358          2/20/98       3/1/08
  297             0                0            120         118            360             358          2/27/98       3/1/08

  298             0                0            120         117            360             357           1/9/98       2/1/08
  298a
-----------------------------------------------------------------------------------------------------------------------------------
  298b

  299             0                0            300         297            300             297           2/1/98       2/1/23
  300             0                0            120         116            360             356          12/31/97      1/1/08
  301             0                0            120         117            300             297          1/21/98       2/1/08
-----------------------------------------------------------------------------------------------------------------------------------
  302             0                0            120         117            360             357          1/22/98       2/1/08
  303             0                0            240         234            240             234          10/29/97     11/1/17
  304             0                0            120         116            360             356          12/31/97      1/1/08
  305             0                0            120         119            300             299          3/23/98       4/1/08
  306             0                0            120         116            360             356          12/31/97      1/1/08
-----------------------------------------------------------------------------------------------------------------------------------
  307             0                0            120         117            360             357          1/23/98       2/1/08
  308             0                0            180         175            360             355          11/26/97     12/1/12
  309             0                0            120         115            360             355          11/14/97     12/1/07
  310             0                0            120         119            360             359          3/25/98       4/1/08
  311             0                0            120         117            360             357          1/22/98       2/1/08
-----------------------------------------------------------------------------------------------------------------------------------


                                                                                                                          Annual
 Control      Balloon                                                                                                     Debt
   No.       Balance ($)         Property Type                   Prepayment Provisions                                  Service ($)
====================================================================================================================================
  246       $ 3,186,429          Industrial                      L(4),D(5.75),O(.25)                                   $ 345,560
  247         3,445,120          Multifamily                     L(5),3(1),2(1),1(1),O(2)                                327,553
  248         3,435,073          Retail - Anchored               L(3),D(3.5),O(.5)                                       340,145
  249         3,396,051          Multifamily                     L(4),D(5.83),O(.17)                                     321,330
  250         2,977,919          Retail - Unanchored             L(5),3(1),2(1),1(7.583),O(.5) or D(Borr)                317,448
------------------------------------------------------------------------------------------------------------------------------------
  251         3,203,336          Retail - Anchored               L(5),D(4.75),O(.25)                                     314,723
  252         3,335,034          Retail - Anchored               L(4),D(5.5),O(.5)                                       311,382
  253         3,279,793          Multifamily                     L(4),D(5.5),O(.5)                                       311,072
  254         3,323,922          Multifamily                     L(4),D(6)                                               307,216
  255           118,616          Retail - Anchored               L(5),D(14.75),O(.25)                                    348,083
------------------------------------------------------------------------------------------------------------------------------------
  256                 -          CTL                             L(8),D(11.67)                                           358,216
  257         3,285,430          Multifamily                     L(4),D(5.75),O(.25)                                     302,917
  258         3,089,220          Health Care - Skilled Nursing   L(5),D(4.75),O(.25)                                     346,423
  259         3,255,519          Retail - Anchored               L(4),D(5.75),O(.25)                                     305,994
  260         2,950,561          Hotel - Limited Service         L(5.33),D(4.42),O(.25)                                  319,700
------------------------------------------------------------------------------------------------------------------------------------
  261         1,324,996          CTL                             L(8),YM1%(11.25),O(.25) or D(Borr)                      318,649
  262         3,205,398          Office                          L(4),D(5.75),O(.25)                                     305,649
  263         2,239,627          Office                          L(10),YM1%(9.75),O(.25)                                 293,529

  264         3,149,923          Industrial                      L(4),D(5.75),O(.25)                                     290,609
------------------------------------------------------------------------------------------------------------------------------------
  264a                           Industrial
  264b                           Industrial
  264c                           Industrial

  265         3,142,446          Office                          L(4),D(5.5),O(.5)                                       287,991
------------------------------------------------------------------------------------------------------------------------------------
  266                 -          Retail - Anchored               L(12),D(12.5),O(.5)                                     314,483
  267         3,093,159          Multifamily                     L(4),D(5.5),O(.5)                                       288,979
  268         3,173,997          Multifamily                     L(3),D(6.75),O(.25)                                     300,288
  269         3,172,397          Retail - Anchored               L(4),D(5.5),O(.5)                                       299,698
  270         3,115,391          Multifamily                     L(2),D(7.5),O(.5)                                       283,222
------------------------------------------------------------------------------------------------------------------------------------
  271         3,138,597          Industrial                      L(4),YM1%(5.5),O(.5)                                    298,449
  272         3,138,046          Office                          L(5),D(4.83),O(.17)                                     298,245
  273         3,100,869          Retail - Anchored               L(2),YM1%(2),2(2),1(.5),O(.5)                           313,113
  274         2,859,047          Retail - Unanchored             L(4),D(5.83),O(.17)                                     315,173
  275         3,028,369          Multifamily                     L(2),D(7.5),O(.5)                                       275,311
------------------------------------------------------------------------------------------------------------------------------------
  276         3,065,706          Retail - Anchored               L(4),YM1%(5.75),O(.25)                                  289,576
  277         2,842,082          Health Care - Skilled Nursing   L(5),D(4.75),O(.25)                                     318,710
  278         2,282,705          Health Care - Skilled Nursing   L(3),D(11.75),O(.25)                                    316,111
  279         2,650,183          Multifamily                     L(3),D(11.5),O(.5)                                      279,366
  280         2,962,054          Multifamily                     L(4),YM1%(4),O(2)                                       280,076
------------------------------------------------------------------------------------------------------------------------------------
  281           133,657          Hotel - Limited Service         L(5),D(14.75),O(.25)                                    336,687
  282                 -          CTL                             L(5),YM1%(15) or D(Borr)                                324,616
  283         2,592,085          Retail - Unanchored             L(7),D(6),O(2)                                          268,982
  284         2,762,055          Office                          L(4),YM1%(5.5),O(.5)                                    301,243
  285         2,946,491          Retail - Anchored               L(4),YM1%(5.75),O(.25)                                  265,442
------------------------------------------------------------------------------------------------------------------------------------
  286         3,006,441          Multifamily                     L(4),D(5.75),O(.25)                                     286,678
  287         2,991,558          Retail - Anchored               L(4),D(5.75),O(.25)                                     281,184
  288         2,970,536          Multifamily                     L(4),D(6)                                               274,554
  289         2,342,918          Office                          L(4),D(5.75),O(.25)                                     325,198
  290                 -          CTL                             L(8),YM1%(12)                                           329,252
------------------------------------------------------------------------------------------------------------------------------------
  291         2,593,554          Multifamily                     L(2),D(13)                                              274,235
  292         3,101,626          Multifamily                     L(4),YM1%(2.5),O(.5)                                    273,142
  293         2,295,825          Retail - Unanchored             L(4),D(5.75),O(.25)                                     316,028
  294            70,791          Industrial                      L(6),D(8.75),O(.25)                                     371,233
  295         1,119,966          CTL                             L(8),YM1%(11.5),O(.5) or D(Borr)                        294,144
------------------------------------------------------------------------------------------------------------------------------------
  296         2,898,748          Self Storage                    L(4),D(5.75),O(.25)                                     270,410
  297         2,888,567          Multifamily                     L(4),D(5.75),O(.25)                                     266,793

  298         2,913,881          Retail - Unanchored             L(4),D(5.75),O(.25)                                     276,889
  298a                           Office
------------------------------------------------------------------------------------------------------------------------------------
  298b                           Retail - Unanchored

  299                 -          Multifamily - Section 42        L(10),1%(15)                                            334,018
  300         2,903,794          Office                          L(4),D(5.83),O(.17)                                     272,995
  301         2,667,308          Retail - Anchored               L(4),D(5.83),O(.17)                                     288,941
------------------------------------------------------------------------------------------------------------------------------------
  302         2,848,841          Multifamily                     L(4),D(5.75),O(.25)                                     259,356
  303                 -          Multifamily                     L(4),YM1%(15.5),O(.5)                                   325,584
  304         2,856,288          Multifamily                     L(4),D(5.83),O(.17)                                     264,660
  305         2,630,560          Mixed Use                       L(3),D(6),O(1)                                          285,043
  306         2,859,579          Retail - Anchored               L(4),D(5.75),O(.25)                                     268,779
------------------------------------------------------------------------------------------------------------------------------------
  307         2,815,691          Multifamily                     L(4),D(5.83),O(.17)                                     255,648
  308         2,503,965          Multifamily                     L(2),YM1%(6),4(1),3(1),2(1),1(1),O(3)                   266,105
  309         2,830,309          Multifamily                     L(4),D(5.83),O(.17)                                     265,088
  310         2,801,721          Multifamily                     L(4),D(5.75),O(.25)                                     259,097
  311         2,803,390          Multifamily                     L(4),YM1%(5.75),O(.25)                                  260,395
------------------------------------------------------------------------------------------------------------------------------------



                                                                                              Underwritten
                                                                                               Hospitality
                                                               Cut-off       Scheduled          Average
Control       Net                     Appraised  Appraisal      Date       Maturity Date          Daily                   Year
  No.     Cash Flow ($)  DSCR (x)     Value ($)     Year        LTV (%)        LTV (%)           Rate ($)                Built
====================================================================================================================================
  246      $ 465,545     1.35x       $ 7,000,000   1997         56.1%           45.5%                                    1990
  247        433,845     1.32          5,620,000   1997         69.2            61.3                                     1973
  248        545,158     1.60          6,630,000   1997         58.5            51.8                                     1992
  249        404,188     1.26          4,800,000   1997         79.9            70.8                                     1969
  250        464,324     1.46          6,550,000   1997         58.0            45.5                                     1988
-----------------------------------------------------------------------------------------------------------------------------------
  251        403,661     1.28          5,300,000   1997         71.6            60.4                                     1968
  252        434,738     1.40          5,150,000   1997         73.6            64.8                                    1989-90
  253        437,914     1.41          5,100,000   1997         74.3            64.3                                     1980
  254        482,965     1.57          4,700,000   1997         80.6            70.7                                     1991
  255        574,129     1.65          5,860,000   1997         64.6            2.0                                      1974
-----------------------------------------------------------------------------------------------------------------------------------
  256        368,962      NAP          4,375,000   1997          NAP            0.0                                      1997
  257        371,431     1.23          4,700,000   1997         79.8            69.9                                     1974
  258        792,539     2.29          7,910,000   1997         47.4            39.1                                   1957-1976
  259        445,634     1.46          4,900,000   1997         75.3            66.4                                   1981-1982
  260        506,538     1.58          5,500,000   1997         66.1            53.7             $77.54                  1958
-----------------------------------------------------------------------------------------------------------------------------------
  261        328,208      NAP          3,800,000   1997          NAP            34.9                                     1997
  262        399,534     1.31          5,485,000   1997         65.9            58.4                                     1882
  263        368,692     1.26          4,800,000   1998         74.9            46.7                                     1982

  264        380,276     1.31          4,850,000   1998         74.1            65.0                                    1973-85
-----------------------------------------------------------------------------------------------------------------------------------
  264a
  264b
  264c

  265        384,840     1.34          4,600,000   1997         78.2            68.3                                     1984
-----------------------------------------------------------------------------------------------------------------------------------
  266        392,938     1.25          4,800,000   1997         74.8             0.0                                     1985
  267        441,527     1.53          4,740,000   1997         75.8            65.3                                     1986
  268        378,762     1.26          4,502,000   1997         79.8            70.5                                     1978
  269        496,705     1.66          5,000,000   1997         71.8            63.5                                    1958,72
  270        382,277     1.35          4,475,000   1998         79.9            69.6                                     1977
-----------------------------------------------------------------------------------------------------------------------------------
  271        402,556     1.35          4,750,000   1998         74.7            66.1                                   1975,1978
  272        383,749     1.29          5,000,000   1998         71.0            62.8                                     1981
  273        626,896     2.00         11,300,000   1998         30.9            27.4                                     1986
  274        504,760     1.60          6,500,000   1997         53.7            44.0                                     1986
  275        370,540     1.35          4,350,000   1998         79.9            69.6                                     1976
-----------------------------------------------------------------------------------------------------------------------------------
  276        360,543     1.25          4,500,000   1998         77.2            68.1                                     1969
  277        710,976     2.23          6,680,000   1997         51.6            42.6                                   1964,1976
  278        624,897     1.98          4,600,000   1997         74.7            49.6                                     1986
  279        345,897     1.24          4,300,000   1997         79.8            61.6                                     1969
  280        351,260     1.25          4,580,000   1997         74.8            64.7                                     1968
-----------------------------------------------------------------------------------------------------------------------------------
  281        472,036     1.40          5,000,000   1997         68.4             2.7             42.87                   1994
  282        418,803      NAP          4,920,000   1997          NAP             0.0                                     1997
  283        404,105     1.50          4,615,000   1998         73.6            56.2                                     1997
  284        395,855     1.31          4,700,000   1997         72.2            58.8                                     1979
  285        368,357     1.39          4,600,000   1997         73.7            64.1                                     1982
-----------------------------------------------------------------------------------------------------------------------------------
  286        363,215     1.27          4,800,000   1997         70.6            62.6                                     1983
  287        437,714     1.56          4,625,000   1997         73.3            64.7                                     1982
  288        404,855     1.47          4,200,000   1997         80.6            70.7                                     1994
  289        443,407     1.36          5,000,000   1997         67.6            46.9                                    1961,72
  290        330,240      NAP          3,500,000   1997          NAP             0.0                                     1997
-----------------------------------------------------------------------------------------------------------------------------------
  291        354,965     1.29          4,200,000   1998         79.8            61.8                                     1972
  292        383,516     1.40          4,200,000   1997         79.7            73.9                                   1976-1978
  293        405,263     1.28          4,800,000   1998         69.7            47.8                                    1969-71
  294        501,809     1.35          5,300,000   1997         62.8             1.3                                     1994
  295        300,914      NAP          3,500,000   1997          NAP            32.0                                     1997
-----------------------------------------------------------------------------------------------------------------------------------
  296        414,710     1.53          5,100,000   1997         64.6            56.8                                    1986-89
  297        347,986     1.30          4,300,000   1997         76.6            67.2                                     1989

  298        366,594     1.32          4,440,000   1997         74.1            65.6
  298a                                 2,540,000   1997                                                                  1985
-----------------------------------------------------------------------------------------------------------------------------------
  298b                                 1,900,000   1997                                                                  1985

  299        401,215     1.20          4,370,000   1997         75.3             0.0                                     1965
  300        460,961     1.69          4,700,000   1997         70.0            61.8                                     1891
  301        391,735     1.36          4,500,000   1997         73.1            59.3                                     1996
-----------------------------------------------------------------------------------------------------------------------------------
  302        328,893     1.27          4,100,000   1997         79.7            69.5                                     1986
  303        419,628     1.29          5,000,000   1997         65.3             0.0                                     1969
  304        413,354     1.56          4,350,000   1997         74.8            65.7                                     1972
  305        371,216     1.30          5,300,000   1998         61.3            49.6                                     1916
  306        486,982     1.81          4,850,000   1997         66.8            59.0                                     1982
-----------------------------------------------------------------------------------------------------------------------------------
  307        356,447     1.39          4,320,000   1997         74.8            65.2                                     1977
  308        475,448     1.79          6,500,000   1997         49.4            38.5                                     1973
  309        380,616     1.44          4,025,000   1997         79.7            70.3                                     1984
  310        333,855     1.29          4,000,000   1998         79.9            70.0                                     1989
  311        364,351     1.40          4,035,000   1998         79.1            69.5                                     1989
-----------------------------------------------------------------------------------------------------------------------------------


                           Sq. Ft.,             Loan per
                            Units             Sq. Ft., Units                                               Underwritten
Control    Year           Bed, Pad               Bed, Pad         Occupancy         Rent Roll             Replacement
  No.   Renovated         or Room              or Room ($)      Percentage (%)         Date               Reserves ($)    per
====================================================================================================================================
  246      N/A        118,300 Sq. Ft.               $ 33.31             95.8%           1/1/98                  $0.19     Sq. Ft.
  247      1982           240 Units               16,250.00             89.6           12/8/97                 200.00     Unit
  248      1992        25,390 Sq. Ft.                153.60            100.0            9/1/97                   0.08     Sq. Ft.
  249      N/A            149 Units               25,838.93             94.6            7/1/97                 340.00     Unit
  250      N/A         54,426 Sq. Ft.                 69.82             98.2            2/28/98                  0.31     Sq. Ft.
-----------------------------------------------------------------------------------------------------------------------------------
  251      1989        86,997 Sq. Ft.                 43.68             95.9            2/13/98                  0.13     Sq. Ft.
  252      N/A         60,350 Sq. Ft.                 62.97             88.1           12/23/97                  0.43     Sq. Ft.
  253      N/A            224 Units               16,964.29             92.0           10/8/97                 200.00     Unit
  254      N/A            132 Units               28,787.88             98.5           12/8/97                 200.00     Unit
  255      1990       168,349 Sq. Ft.                 22.57             91.9            8/1/97                   0.19     Sq. Ft.
-----------------------------------------------------------------------------------------------------------------------------------
  256      N/A         44,000 Sq. Ft.                 86.63            100.0            5/1/98                   0.25     Sq. Ft.
  257      N/A            125 Units               30,080.00             91.0           11/25/97                198.40     Unit
  258      N/A            109 Beds                34,403.67             89.8           11/21/97                350.00     Bed
  259      N/A        140,543 Sq. Ft.                 26.33             93.5           12/1/97                   0.15     Sq. Ft.
  260    1996-97           74 Rooms               49,324.32            NAP            NAP         4% of Gross Revenue     Room
-----------------------------------------------------------------------------------------------------------------------------------
  261      N/A         44,000 Sq. Ft.                 82.77            100.0            5/1/98                   0.15     Sq. Ft.
  262    1996-97       63,174 Sq. Ft.                 57.38            100.0           11/12/97                  0.21     Sq. Ft.
  263      N/A         61,089 Sq. Ft.                 58.93            100.0           12/1/97                   0.39     Sq. Ft.

  264      N/A        121,612 Sq. Ft.                 29.60             89.9            2/10/98                  0.19     Sq. Ft.
-----------------------------------------------------------------------------------------------------------------------------------
  264a                 58,331 Sq. Ft.                                   82.2            2/10/98
  264b                 31,252 Sq. Ft.                                   93.9            2/10/98
  264c                 32,029 Sq. Ft.                                  100.0            2/10/98

  265      N/A         43,360 Sq. Ft.                 83.03             99.2           12/30/97                  0.26     Sq. Ft.
-----------------------------------------------------------------------------------------------------------------------------------
  266      N/A         77,643 Sq. Ft.                 46.37             94.6            1/12/98                  0.19     Sq. Ft.
  267      N/A            154 Units               23,376.62             88.0           12/1/97                 252.49     Unit
  268      N/A            157 Units               22,929.94             98.7           11/26/97                225.00     Unit
  269      N/A         86,756 Sq. Ft.                 41.50            100.0            1/1/98                   0.33     Sq. Ft.
  270      N/A            168 Units               21,309.52             95.2            3/6/98                 221.00     Unit
-----------------------------------------------------------------------------------------------------------------------------------
  271      N/A        102,412 Sq. Ft.                 34.66            100.0           10/1/97                   0.15     Sq. Ft.
  272      1995        46,421 Sq. Ft.                 76.47             96.0            2/1/98                   0.16     Sq. Ft.
  273      N/A        261,202 Sq. Ft.                 13.40             89.3            7/7/97                   0.24     Sq. Ft.
  274      N/A         36,856 Sq. Ft.                 94.96            100.0            1/31/98                  0.46     Sq. Ft.
  275      1995           135 Units               25,777.78             93.7           12/22/97                216.00     Unit
-----------------------------------------------------------------------------------------------------------------------------------
  276      1996        48,035 Sq. Ft.                 72.34            100.0            3/27/96                  0.16     Sq. Ft.
  277      N/A            109 Beds                31,651.38             89.0           11/27/97                350.00     Bed
  278      N/A            120 Beds                28,750.00             93.3            0                      300.00     Bed
  279      N/A            104 Units               33,076.92             92.3            8/1/97                 250.00     Unit
  280      N/A            180 Units               19,083.33             92.2           11/1/97                 239.00     Unit
-----------------------------------------------------------------------------------------------------------------------------------
  281      N/A            120 Rooms               28,750.00            NAP            NAP         4% of Gross Revenue     Room
  282      N/A         13,905 Sq. Ft.                247.09            100.0            5/1/98                   0.31     Sq. Ft.
  283      N/A         23,051 Sq. Ft.                147.50            100.0            1/5/98                   0.10     Sq. Ft.
  284      N/A         50,699 Sq. Ft.                 67.06             90.2           11/6/97                   0.16     Sq. Ft.
  285      N/A        110,357 Sq. Ft.                 30.81             84.1           11/4/97                   0.15     Sq. Ft.
-----------------------------------------------------------------------------------------------------------------------------------
  286      N/A            112 Units               30,357.14             91.0           12/2/97                 211.00     Unit
  287      N/A        133,007 Sq. Ft.                 25.56             93.1           12/1/97                   0.15     Sq. Ft.
  288      N/A            120 Units               28,300.00             95.0           12/8/97                 200.00     Unit
  289     1980's      100,315 Sq. Ft.                 33.89            100.0           12/24/97                  0.15     Sq. Ft.
  290      N/A         24,000 Sq. Ft.                140.84            100.0            5/1/98                   0.10     Sq. Ft.
-----------------------------------------------------------------------------------------------------------------------------------
  291      N/A             93 Units               36,021.51             98.0            3/25/98                150.00     Unit
  292      N/A            147 Units               22,857.14             95.3           12/1/97                 215.00     Unit
  293      N/A         48,012 Sq. Ft.                 69.77            100.0            2/6/98                   0.17     Sq. Ft.
  294      N/A        228,250 Sq. Ft.                 14.68            100.0            0                        0.07     Sq. Ft.
  295      N/A         13,943 Sq. Ft.                237.65            100.0            5/1/98                   0.15     Sq. Ft.
-----------------------------------------------------------------------------------------------------------------------------------
  296      N/A            924 Units                3,571.43             93.0            1/27/98                 19.08     Unit
  297      N/A             96 Units               34,375.00            100.0            2/24/98                263.00     Unit
                                                                                                                 -
  298                  68,664 Sq. Ft.                 48.06             94.4           11/1/97                   0.29     Sq. Ft.
  298a      N/A        37,804 Sq. Ft.                                  100.0           10/29/97                  0.27     Sq. Ft.
-----------------------------------------------------------------------------------------------------------------------------------
  298b      N/A        30,860 Sq. Ft.                                   86.9           11/13/97                  0.30     Sq. Ft.
                                                                                                                 -
  299      1996           172 Units               19,186.05             98.8           10/24/97                240.00     Unit
  300      1985        86,417 Sq. Ft.                 38.19             95.7           11/18/97                  0.20     Sq. Ft.
  301      N/A         45,800 Sq. Ft.                 72.05            100.0            5/1/98                   0.10     Sq. Ft.
-----------------------------------------------------------------------------------------------------------------------------------
  302      N/A             72 Units               45,486.11             98.6            1/8/98                 200.00     Unit
  303      N/A            239 Units               13,807.53             97.9            7/31/97                250.00     Unit
  304      1997           128 Units               25,488.28            100.0           11/17/97                203.00     Unit
  305      N/A        103,936 Sq. Ft.                 31.27            100.0           12/29/97                  0.16     Sq. Ft.
  306      N/A        178,725 Sq. Ft.                 18.18             89.7           12/1/97                   0.16     Sq. Ft.
-----------------------------------------------------------------------------------------------------------------------------------
  307      1997           116 Units               27,931.03             92.3            1/6/98                 250.87     Unit
  308      N/A            262 Units               12,309.16             92.0           11/1/97                 252.00     Unit
  309      1996           182 Units               17,692.31             92.0           10/30/97                251.00     Unit
  310      N/A             28 Units              114,285.71            100.0            3/1/98                 200.00     Unit
  311      N/A            100 Units               32,000.00             98.0           12/15/97                200.00     Unit
-----------------------------------------------------------------------------------------------------------------------------------

                           Largest Tenant                                                        2nd Largest Tenant
        ---------------------------------------------------------------------      -------------------------------------------------
                                                       Tenant                                                              Tenant
Control                                             Area Leased        Lease                                             Area Leased
  No.                    Tenant Name                (Sq. Ft.)         Exp Date                         Tenant Name        (Sq. Ft.)
====================================================================================================================================
  246   Fischer International                        25,400          12/31/99      Gorman Company                          18,000
  247
  248   Barnes And Noble Bookstore                   15,875           5/31/02      Blockbuster                              7,131
  249
  250   Home Mart                                    11,171           5/31/07      Pier One Imports                         9,386
----------------------------------------------------------------------------------------------------------------------------------
  251   Shop N Bag Supermarket                       25,785           3/31/03      Eckerd Drug/Thrift Drug                  6,400
  252   Walmart (Shadow)                                NAV           NAV          Gold's Gym                              11,800
  253
  254
  255   Kroger                                       54,729           6/30/16      Heironimus                              38,360
----------------------------------------------------------------------------------------------------------------------------------
  256   Winn Dixie Stores, Inc.                      44,000          10/15/17
  257
  258
  259   Winn Dixie                                   35,360          12/8/08       Goody's                                 32,005
  260
----------------------------------------------------------------------------------------------------------------------------------
  261   Winn-Dixie, Charlotte, Inc.                  44,000           6/18/17
  262   Mimms Enterprises                            13,453           8/31/02      Events Limited                          10,000
  263   Rocky Mountain Marketing                     16,689           3/10/03      Luzenac America                         16,689

  264
----------------------------------------------------------------------------------------------------------------------------------
  264a
  264b
  264c

  265   Science Applic.                               3,344          10/31/99      Carpenter Ins.                           2,780
----------------------------------------------------------------------------------------------------------------------------------
  266   Bi-Lo                                        26,853           4/30/08      K-Mart Corp.                            15,440
  267
  268
  269   Smart & Final                                24,000           1/31/07      Eckerd                                  10,000
  270
----------------------------------------------------------------------------------------------------------------------------------
  271   Webtron Corp.                               102,412           2/28/03
  272   Western International Forest Products        12,105           7/31/01      Crossland Mortgage Corp.                 4,656
  273   ABCO Foods (Simons)                          35,000          11/30/06      Goldens Health Club                     30,893
  274   Lamps Plus                                   11,808           1/31/01      Krauses Sofa Factory                     9,650
  275
----------------------------------------------------------------------------------------------------------------------------------
  276   Best Buy                                     48,035
  277
  278
  279
  280
----------------------------------------------------------------------------------------------------------------------------------
  281
  282   Walgreens                                    13,905          11/30/57
  283   Rite Aid                                     11,798           7/31/07      Kinko's of Washington, Inc.              8,013
  284   Chase Credit Companies                       17,432           8/31/03      American Pacific State Bank             11,581
  285   Safeway                                      40,157           7/31/04      Thrifty Drug                            19,545
----------------------------------------------------------------------------------------------------------------------------------
  286
  287   Winn Dixie                                   35,195           2/28/08      Big Lots                                29,697
  288
  289   NYS Department of Labor                      97,097          10/31/07      NYS Dept. of Labor (Worker's Comp Bd.)   3,218
  290   Staples, Inc.                                24,000           3/31/18
----------------------------------------------------------------------------------------------------------------------------------
  291
  292
  293   Ara Melkonian and Haiganosh Melkonian         6,160          11/30/00      Central Auto Body                        5,867
  294   Warehouse Specialists, Inc.                 228,250           3/1/13
  295   Bond Drug Comany of Illinois (Walgreen)      13,943          10/31/57
----------------------------------------------------------------------------------------------------------------------------------
  296
  297

  298
  298a   Syscon Corporation                           16,171          12/31/99      Logicon Syscon, Inc.                     6,675
----------------------------------------------------------------------------------------------------------------------------------
  298b   Morrisette & Hammond, Inc.                    5,260           4/30/02      Rap, Inc.                                3,328

  299
  300    Comcorp Inc.                                 12,334           5/31/99
  301    Best Buy                                     45,056          12/22/17
-----------------------------------------------------------------------------------------------------------------------------------
  302
  303
  304
  305    Village Automotive Group, Inc                46,700          11/1/03       Maverick Designs                        11,830
  306    Wal-Mart                                     45,570          11/7/03       Winn-Dixie                              30,625
----------------------------------------------------------------------------------------------------------------------------------
  307
  308
  309
  310
  311
------------------------------------------------------------------------------------------------------------------------------------


                                                         3rd Largest Tenant
            -----------       ----------------------------------------------------------------------------------
                                                                                Tenant
 Control        Lease                                                          Area Leased               Lease         Control
  No.         Exp Date                              Tenant Name                 (Sq. Ft.)              Exp Date           No.
==================================================================================================================================
  246         4/30/00         US Post Office                                 15,000                     6/1/03           246
  247                                                                                                                    247
  248        12/31/99                                                                                                    248
  249                                                                                                                    249
  250         2/28/08         Sleep Time                                      5,000                    10/31/02          250
----------------------------------------------------------------------------------------------------------------------------------
  251        12/31/99         Tele-Research                                   5,770                     4/30/01          251
  252         6/24/04         Cato Fashions                                   6,000                     1/31/01          252
  253                                                                                                                    253
  254                                                                                                                    254
  255         1/31/05         Revco                                          14,720                     8/31/98          255
----------------------------------------------------------------------------------------------------------------------------------
  256                                                                                                                    256
  257                                                                                                                    257
  258                                                                                                                    258
  259         5/31/02         Eastern Kentucky University                    27,411                     6/30/98          259
  260                                                                                                                    260
----------------------------------------------------------------------------------------------------------------------------------
  261                                                                                                                    261
  262         3/28/96         Randall Paulson Architects                      8,500                     9/30/03          262
  263         7/20/99         CRP Aquisition                                 15,268                    12/16/04          263

  264                                                                                                                    264
----------------------------------------------------------------------------------------------------------------------------------
  264a                                                                                                                   264a
  264b                                                                                                                   264b
  264c                                                                                                                   264c

  265        12/31/00         American Academy                                1,809                     6/30/99          265
----------------------------------------------------------------------------------------------------------------------------------
  266         6/30/08         Blockbuster SC Music Corp.                      5,950                     7/31/98          266
  267                                                                                                                    267
  268                                                                                                                    268
  269        10/24/03         Gem Physical Therapy                            5,000                     8/30/02          269
  270                                                                                                                    270
----------------------------------------------------------------------------------------------------------------------------------
  271                                                                                                                    271
  272         2/28/98         American Show Management                        3,941                     3/31/99          272
  273         8/2/02          Cloth World                                    21,638                     1/31/02          273
  274         8/31/00         Elegant Lace                                    4,060                    12/31/04          274
  275                                                                                                                    275
----------------------------------------------------------------------------------------------------------------------------------
  276                                                                                                                    276
  277                                                                                                                    277
  278                                                                                                                    278
  279                                                                                                                    279
  280                                                                                                                    280
----------------------------------------------------------------------------------------------------------------------------------
  281                                                                                                                    281
  282                                                                                                                    282
  283         8/14/07         Einstein Bros. Bagels                           1,645                     6/14/07          283
  284         9/30/99         Fidelity Federal Savings                        4,200                     8/16/99          284
  285         5/31/02         Lakeside Entertainment                         10,001                     3/31/02          285
----------------------------------------------------------------------------------------------------------------------------------
  286                                                                                                                    286
  287         1/31/02         Rite Aid                                       14,690                     5/31/01          287
  288                                                                                                                    288
  289         NAV                                                                                                        289
  290                                                                                                                    290
----------------------------------------------------------------------------------------------------------------------------------
  291                                                                                                                    291
  292                                                                                                                    292
  293         8/31/01         KLS Motors                                      4,085                     7/31/01          293
  294                                                                                                                    294
  295                                                                                                                    295
----------------------------------------------------------------------------------------------------------------------------------
  296                                                                                                                    296
  297                                                                                                                    297

  298                                                                                                                    298
  298a        5/31/02         Office Pro Technology                           5,761                     5/31/00          298a
----------------------------------------------------------------------------------------------------------------------------------
  298b        2/28/98         Colonial Outdoors, Inc.                         2,948                     5/31/00          298b

  299                                                                                                                    299
  300                                                                                                                    300
  301                                                                                                                    301
----------------------------------------------------------------------------------------------------------------------------------
  302                                                                                                                    302
  303                                                                                                                    303
  304                                                                                                                    304
  305         1/31/00         Hydrotherapy Supply company                     7,430                     7/31/99          305
  306         8/25/02         Eastern Kentucky University                    13,032                     6/30/00          306
----------------------------------------------------------------------------------------------------------------------------------
  307                                                                                                                    307
  308                                                                                                                    308
  309                                                                                                                    309
  310                                                                                                                    310
  311                                                                                                                    311
----------------------------------------------------------------------------------------------------------------------------------



16 & 17 & 18



  Control
    No.     Property Name                                        Address
====================================================================================================================================
    312     Hillside Village Plaza                               50 Route 111
    313     Access Self Storage of Wayne                         575 Route 23
    314     Kaiser Permanente Health Center                      65 Kane Street
    315     Winn Dixie Morganton                                 111 Independence Boulevard
    316     Swall Towers West                                    311 S. Swall Drive
------------------------------------------------------------------------------------------------------------------------------------
    317     Wind & Sea Shopping Center                           4140-4150 Capitola Road
    318     Grandview                                            1319 E. 45th Street
    319     Salt Lake Medical Plaza Office Building              24 South 1100 East
    320     Pep Boys Union                                       2525 U.S. Highway 22
    321     9031 Snowden Square Drive                            9031 Snowden Square Drive
------------------------------------------------------------------------------------------------------------------------------------
    322     Carriage Hills Apartments                            114-116 Surrey Circle
    323     Village on the Pike Shopping Center                  2940 Covington Pike
    325     San Leandro Furniture Center                         2756 Alvarado Boulevard
    326     General Cinema                                       4016 East 82nd Street
------------------------------------------------------------------------------------------------------------------------------------
    327     Westlake Commerce Center                             31121-31131  Via Colinas
    328     Valencia Gardens Apartments                          2704 to 2734 Juniper Avenue
    329     Barnes & Noble                                       12170  Jefferson Avenue
    330     Mcghan Medical Buildings                             5511, 5531, 5551, & 5571 Ekwill Street
    331     Woodmere Apartments                                  2135 West County Line Road
------------------------------------------------------------------------------------------------------------------------------------
    332     Safeway Milton Freewater                             455 North Columbia St.
    333     Rite Aid Portage                                     Westnedge Avenue and Kilgore Road
    334     Rain Forest Apartments                               17714 Red Oak Drive
    335     Nexstar Pharmaceuticals Building                     2860 Wilderness Place
    336     Meadowrock Apartments                                1598 Becky Court
------------------------------------------------------------------------------------------------------------------------------------
    337     544 Lawrence Expressway                              540-548 Lawrence Expressway
    338     Courtyard At Scottsdale North                        9160  East Shea Boulevard
    339     Mountain Vista Apartments                            4400  E Busby Drive
    340     Walgreen St John                                     9280 Wicker Avenue
    341     Timberfalls Apartments                               2600 East 113th Ave.
------------------------------------------------------------------------------------------------------------------------------------
    342     Chancellor Care Center of Delmar                     101 E. Delaware Avenue
    343     118 South Clinton Street                             118  S Clinton Street
    344     University Village Shopping Center                   2441, 2529-2539 University Boulevard
    345     Walgreen Lafayette                                   SEC 18TH Street and State Road 26
    346     Northfield Lodge                                     603 East Northfield Boulevard
------------------------------------------------------------------------------------------------------------------------------------
    347     Greenbrier Valley Mall                               U.S. Route 219
    348     Somserset Chambers                                   156-158 Summer Street
    349     Village Plaza of Margate                             1360-1456 N. State Rd. 7
    350     Bentley Avenue Apartments                            1633  South Bentley Avenue
    351     Pheasant Glen                                        447 West Clinton Avenue
------------------------------------------------------------------------------------------------------------------------------------
    352     Maple Plaza Shopping Center                          1102-1198 E. West Maple Road
    354     Old Country Plaza                                    3940 Plank Road Road
    355     West Court Office Building                           2448 Holly Avenue
    356     Walgreen Miami                                       9675 Northwest 41st Street
------------------------------------------------------------------------------------------------------------------------------------
    357     Paradise Shopping Plaza                              NEQ of 40th Street and Thunderbird Road
    358     Century Analysis, Inc., Building                     60 Berry Drive
    359     Americana Apartments                                 3701  East Chapman Avenue
    360     Warehouse Specialists - Stevens Point I & II         4400 Industrial Park Rd. & 2557 Leahy Court
    361     Dolly Creek Shopping Center                          2409 Acton Road
------------------------------------------------------------------------------------------------------------------------------------
    362     Littleton Lyne                                       119-125 Littleton Road
    363     Raintree Apartments                                  7601 North 9th Avenue
    364     Auburn Blvd Mini Storage                             6230 Auburn Blvd
    365     Springs Office Building                              2101 West State Road 434
    366     Covington Club Apartments                            1308 W. Covington Court
------------------------------------------------------------------------------------------------------------------------------------
    367     Park East Apartments                                 1845 Summit Place, N.W.
    368     Shadow Trail Apartments                              15520 Foothill Boulevard
    369     Inn at Saratoga                                      20645 Fourth Street
    370     Regency Park Apartments                              2973  West Swain Road
    371     Marketplace at Ken Caryl                             10143 West Chatfield Avenue
------------------------------------------------------------------------------------------------------------------------------------
    372     Three West Carillo Building                          931-939 State Street
    373     Linda Granada                                        16600 San Fernanado Mission
    374     633 Building                                         633 Germantown Pike
    375     Shoreline  View Alzheimer Care Center                9324 North Harborview Drive
    376     Tudor Gardens Apartments                             15128-15144  Burbank Blvd
------------------------------------------------------------------------------------------------------------------------------------
    377     Cobblestone Village                                  1237-1263 North Riverside Av.
    378     K-Mart Plaza Shopping Center (Galveston)             6105-6327 Stewart Road
    379     303 Winding Road                                     303 Winding Road
    381     Amerihost Inn - Hammond                              7813 Indianapolis Boulevard
------------------------------------------------------------------------------------------------------------------------------------



                                                             Cross
Control                                         Zip      Collateralized      Original
  No.     City                          State   Code         Groups          Balance ($)
========================================================================================
  312     Smithtown                      NY     11787                       $ 3,200,000
  313     Wayne Township                 NJ     07470                         3,200,000
  314     West Hartford                  CT     06119                         3,200,000
  315     Morganton                      NC     28655                         3,173,928
  316     Los Angeles                    CA     90048                         3,150,000
----------------------------------------------------------------------------------------
  317     Capitola                       CA     95010                         3,150,000
  318     Kearny                         NE     68847                         3,154,000
  319     Salt Lake City                 UT     84102                         3,146,561
  320     Union Township                 NJ     07083                         3,137,611
  321     Columbia                       MD     21045                         3,150,000
----------------------------------------------------------------------------------------
  322     Chamblee                       GA     30341                         3,160,000
  323     Memphis                        TN     38134                         3,100,000
  325     San Leandro                    CA     94577                         3,100,000
  326     Indianapolis                   IN     46250                         3,100,000
----------------------------------------------------------------------------------------
  327     Westlake Village               CA     91362                         3,100,000
  328     Boulder                        CO     80301                         3,080,000
  329     Newport News                   VA     23602                         3,070,000
  330     Goleta                         CA     93111                         3,045,000
  331     Jackson                        NJ     08527                         3,040,000
----------------------------------------------------------------------------------------
  332     Milton Freewater               OR     98762                         3,032,576
  333     Portage                        MI     49081                         3,010,493
  334     Houston                        TX     77090                         3,000,000
  335     Boulder                        CO     80301                         3,000,000
  336     Santa Rosa                     CA     95403                         3,000,000
----------------------------------------------------------------------------------------
  337     Sunnyvale                      CA     95086                         3,000,000
  338     Scottsdale                     AZ     85257                         3,000,000
  339     Sierra Vista                   AZ     85635                         3,000,000
  340     St. John                       IN     46373                         2,960,504
  341     Tampa                          FL     33612                         2,960,000
----------------------------------------------------------------------------------------
  342     Delmar                         DE     19940                         2,960,000
  343     Chicago                        IL     60661                         2,950,000
  344     Houston                        TX     77005                         2,950,000
  345     Lafayette                      IN     47905                         2,922,389
  346     Murfreesboro                   TN     37130                         2,908,000
----------------------------------------------------------------------------------------
  347     Fairlea                        WV     24901     Group G             2,900,000
  348     Summerville                    MA     02143                         2,880,000
  349     Margate                        FL     33063                         2,850,000
  350     Los Angeles                    CA     90025                         2,850,000
  351     State College                  PA     16803                         2,822,000
----------------------------------------------------------------------------------------
  352     Walled Lake                    MI     48390                         2,800,000
  354     Fredericksburg                 VA     22407                         2,800,000
  355     Annapolis                      MD     21401                         2,750,000
  356     Miami                          FL     33178                         2,745,744
----------------------------------------------------------------------------------------
  357     Phoenix                        AZ     85032                         2,700,000
  358     Pacheco                        CA     94553                         2,700,000
  359     Orange                         CA     92869                         2,700,000
  360     Stevens Point                  WI     54481     Group H             2,700,000
  361     Vestavia Hills                 AL     35243                         2,675,000
----------------------------------------------------------------------------------------
  362     Ayer                           MA     01432                         2,670,000
  363     Pensacola                      FL     32514                         2,660,000
  364     Citrus Heights                 CA     95621                         2,650,000
  365     Altomonta Springs/Longwood     FL     32714                         2,650,000
  366     Peoria                         IL     61614                         2,600,000
----------------------------------------------------------------------------------------
  367     Washington                     DC     20009                         2,600,000
  368     Sylmar                         CA     91342                         2,600,000
  369     Saratoga                       CA     95070                         2,600,000
  370     Stockton                       CA     95207                         2,600,000
  371     Littleton                      CO     80127                         2,550,000
----------------------------------------------------------------------------------------
  372     Santa Barbara                  CA     93101                         2,550,000
  373     Granda Hills                   CA     91344                         2,550,000
  374     Plymouth Meeting               PA     19401                         2,550,000
  375     Gig Harbor                     WA     98332                         2,550,000
  376     Los Angeles                    CA     91411                         2,550,000
----------------------------------------------------------------------------------------
  377     Medford                        OR     97501                         2,500,000
  378     Galveston                      TX     77551                         2,500,000
  379     Bethpage                       NY     11804                         2,500,000
  381     Hammond                        IN     46324                         2,500,000
----------------------------------------------------------------------------------------



                       % of Aggregate  Cumulative                               Interest
Control  Cut-off Date  Cut-off Date   % of Initial  Mortgage  Administrative     Accrual               Amortization
  No.    Balance ($)      Balance      Pool Balance  Rate (%)   Cost Rate (%)       Method                    Type
====================================================================================================================================
  312    $ 3,191,710.26     0.09%          80.22%     7.1800%      0.1462%        Actual/360     Amortizing Balloon
  313      3,188,308.05     0.09           80.32      7.5000       0.0962         Actual/360     Amortizing Balloon
  314      3,184,959.64     0.09           80.41      7.6500       0.1262         Actual/360     Amortizing Balloon
  315      3,154,360.17     0.09           80.50      7.0000       0.0962           30/360       Fully Amortizing
  316      3,147,488.47     0.09           80.59      7.1400       0.0962         Actual/360     Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------
  317      3,146,055.81     0.09           80.69      7.5840       0.0962         Actual/360     Amortizing Balloon
  318      3,143,820.62     0.09           80.78      7.1250       0.0962         Actual/360     Amortizing Balloon
  319      3,134,338.76     0.09           80.87      7.0700       0.1462         Actual/360     Amortizing Balloon
  320      3,124,248.80     0.09           80.96      7.4100       0.0962           30/360       Step Payments: Fully Amortizing(1)
  321      3,117,577.56     0.09           81.05      7.8750       0.0962         Actual/360     Fully Amortizing
------------------------------------------------------------------------------------------------------------------------------------
  322      3,113,343.36     0.09           81.15      8.1200       0.0962         Actual/360     Amortizing Balloon
  323      3,097,528.33     0.09           81.24      7.1400       0.0962         Actual/360     Amortizing Balloon
  325      3,093,291.66     0.09           81.33      7.2830       0.0962         Actual/360     Amortizing Balloon
  326      3,090,238.46     0.09           81.42      7.2500       0.1012         Actual/360     Amortizing (ARD)
------------------------------------------------------------------------------------------------------------------------------------
  327      3,086,819.64     0.09           81.51      7.5630       0.0962         Actual/360     Amortizing Balloon
  328      3,071,470.37     0.09           81.60      6.7900       0.1462         Actual/360     Amortizing (ARD)
  329      3,058,550.65     0.09           81.69      7.3560       0.0962         Actual/360     Amortizing Balloon
  330      3,033,799.44     0.09           81.78      7.3290       0.0962         Actual/360     Amortizing Balloon
  331      3,032,111.26     0.09           81.87      7.1700       0.0962         Actual/360     Amortizing (ARD)
------------------------------------------------------------------------------------------------------------------------------------
  332      3,022,231.31     0.09           81.96      7.2500       0.0962           30/360       Step Payments: Fully Amortizing(1)
  333      3,010,493.00     0.09           82.04      7.1250       0.0962           30/360       Amortizing Balloon
  334      2,997,655.06     0.09           82.13      7.2400       0.0962         Actual/360     Amortizing Balloon
  335      2,997,612.80     0.09           82.22      7.1500       0.1462         Actual/360     Amortizing Balloon
  336      2,997,495.94     0.09           82.31      6.9080       0.0962         Actual/360     Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------
  337      2,996,584.65     0.09           82.40      7.5080       0.0962         Actual/360     Amortizing Balloon
  338      2,989,267.88     0.09           82.48      7.4570       0.0962         Actual/360     Amortizing Balloon
  339      2,988,062.61     0.09           82.57      7.2100       0.0962           30/360       Amortizing Balloon
  340      2,960,504.00     0.09           82.66      7.0000       0.0962           30/360       Fully Amortizing
  341      2,955,617.80     0.09           82.74      6.9100       0.1462         Actual/360     Amortizing (ARD)
------------------------------------------------------------------------------------------------------------------------------------
  342      2,944,904.07     0.09           82.83      8.0000       0.0962         Actual/360     Amortizing Balloon
  343      2,940,903.52     0.09           82.92      7.3560       0.0962         Actual/360     Amortizing Balloon
  344      2,936,468.90     0.09           83.00      9.0100       0.1712         Actual/360     Amortizing Balloon
  345      2,922,389.00     0.09           83.09      6.8750       0.0962           30/360       Fully Amortizing
  346      2,897,305.71     0.09           83.17      7.3300       0.0962         Actual/360     Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------
  347      2,891,052.37     0.08           83.26      7.3530       0.0962         Actual/360     Amortizing (ARD)
  348      2,876,550.45     0.08           83.34      7.1900       0.0962           30/360       Fully Amortizing
  349      2,843,054.28     0.08           83.43      7.5000       0.0962         Actual/360     Fully Amortizing
  350      2,836,527.64     0.08           83.51      7.6250       0.0962         Actual/360     Amortizing Balloon
  351      2,815,365.88     0.08           83.59      8.7000       0.0962         Actual/360     Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------
  352      2,792,929.95     0.08           83.67      7.3300       0.1462         Actual/360     Amortizing (ARD)
  354      2,778,954.47     0.08           83.76      7.2500       0.0962         Actual/360     Fully Amortizing
  355      2,745,987.29     0.08           83.84      6.9700       0.1462         Actual/360     Amortizing (ARD)
  356      2,718,069.24     0.08           83.92      7.5000       0.0962           30/360       Fully Amortizing
------------------------------------------------------------------------------------------------------------------------------------
  357      2,697,988.17     0.08           84.00      7.4800       0.0962         Actual/360     Amortizing Balloon
  358      2,696,563.47     0.08           84.07      7.5200       0.1462         Actual/360     Amortizing (ARD)
  359      2,688,048.26     0.08           84.15      7.3750       0.0962         Actual/360     Amortizing Balloon
  360      2,684,112.12     0.08           84.23      7.4375       0.0962         Actual/360     Fully Amortizing
  361      2,672,871.41     0.08           84.31      7.1500       0.1162         Actual/360     Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------
  362      2,656,383.08     0.08           84.39      8.0000       0.0962         Actual/360     Amortizing Balloon
  363      2,652,844.86     0.08           84.47      6.9600       0.0962         Actual/360     Amortizing Balloon
  364      2,639,793.95     0.08           84.54      7.1300       0.0962         Actual/360     Amortizing Balloon
  365      2,639,786.71     0.08           84.62      7.1250       0.0962         Actual/360     Amortizing Balloon
  366      2,596,257.41     0.08           84.70      7.0260       0.0962         Actual/360     Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------
  367      2,596,160.04     0.08           84.77      6.9200       0.1462         Actual/360     Amortizing (ARD)
  368      2,593,160.14     0.08           84.85      7.0900       0.1462         Actual/360     Amortizing (ARD)
  369      2,588,127.92     0.08           84.93      7.5500       0.1462         Actual/360     Amortizing (ARD)
  370      2,587,545.22     0.08           85.00      7.5670       0.0962         Actual/360     Amortizing Balloon
  371      2,547,125.71     0.07           85.08      7.5700       0.1462         Actual/360     Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------
  372      2,546,696.96     0.07           85.15      7.4510       0.0962         Actual/360     Amortizing Balloon
  373      2,542,686.75     0.07           85.23      7.7200       0.0962         Actual/360     Amortizing Balloon
  374      2,540,682.96     0.07           85.30      7.5000       0.0962         Actual/360     Amortizing Balloon
  375      2,538,946.43     0.07           85.37      7.8750       0.0962         Actual/360     Amortizing Balloon
  376      2,538,067.74     0.07           85.45      7.1130       0.0962         Actual/360     Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------
  377      2,500,000.00     0.07           85.52      7.2500       0.0962         Actual/360     Amortizing Balloon
  378      2,494,392.42     0.07           85.60      7.0900       0.1462         Actual/360     Amortizing (ARD)
  379      2,491,811.51     0.07           85.67      7.0500       0.0962         Actual/360     Amortizing (ARD)
  381      2,481,770.36     0.07           85.74      7.5000       0.0962         Actual/360     Fully Amortizing
------------------------------------------------------------------------------------------------------------------------------------




                                              Original   Remaining
                Original        Remaining      Term to     Term to       Original        Remaining
 Control     Interest-Only    Interest-Only    Maturity    Maturity    Amortization    Amortization    Origination    Maturity
   No.       Period (Mos.)    Period (Mos.)     (Mos.)      (Mos.)      Term (Mos.)     Term (Mos.)        Date        or ARD
====================================================================================================================================
  312             0                0            120         117            360             357          1/30/98       2/1/08
  313             0                0            120         117            300             297          1/20/98       2/1/08
  314             0                0            120         113            360             353          9/23/97      10/1/07
  315             0                0            232         229            232             229          1/30/98       6/1/17
  316             0                0            120         119            360             359          3/25/98       4/1/08
------------------------------------------------------------------------------------------------------------------------------------
  317             0                0            120         118            360             358          2/23/98       3/1/08
  318             0                0            120         116            360             356          12/15/97      1/1/08
  319             0                0            120         117            300             297           1/5/98       2/1/08
  320             0                0            238         234            238             234          12/18/97     11/1/17
  321             0                0            240         234            240             234          10/20/97     11/1/17
------------------------------------------------------------------------------------------------------------------------------------
  322             0                0             60          51            240             231          7/17/97       8/1/02
  323             0                0            120         119            360             359          3/11/98       4/1/08
  325             0                0            120         118            300             298          2/18/98       3/1/08
  326             0                0            180         176            360             356          12/31/97      1/1/13
------------------------------------------------------------------------------------------------------------------------------------
  327             0                0            120         114            360             354          10/30/97     11/1/07
  328             0                0            120         117            360             357          1/12/98       2/1/08
  329             0                0            120         117            300             297          1/21/98       2/1/08
  330             0                0            120         115            360             355          11/12/97     12/1/07
  331             0                0            180         177            360             357          1/22/98       2/1/13
------------------------------------------------------------------------------------------------------------------------------------
  332             0                0            233         231            233             231          2/20/98       8/1/17
  333             0                0            236         236            266             266           4/2/98       1/1/18
  334             0                0            120         119            360             359           3/5/98       4/1/08
  335             0                0            120         119            360             359          3/26/98       4/1/08
  336             0                0            120         119            360             359           3/6/98       4/1/08
------------------------------------------------------------------------------------------------------------------------------------
  337             0                0            120         119            300             299           3/5/98       4/1/08
  338             0                0            120         115            360             355          11/14/97     12/1/07
  339             0                0            120         115            360             355          11/24/97     12/1/07
  340             0                0            235         235            235             235           4/9/98      12/1/17
  341             0                0            120         118            360             358          2/18/98       3/1/08
------------------------------------------------------------------------------------------------------------------------------------
  342             0                0            120         115            300             295          12/1/97      12/1/07
  343             0                0            120         116            360             356          12/31/97      1/1/08
  344             0                0            180         170            360             350          6/18/97       7/1/12
  345             0                0            238         238            238             238           4/2/98       3/1/18
  346             0                0            180         175            360             355          11/26/97     12/1/12
------------------------------------------------------------------------------------------------------------------------------------
  347             0                0            120         116            360             356          12/31/97      1/1/08
  348             0                0            300         299            300             299          3/20/98       4/1/23
  349             0                0            204         203            204             203           4/1/98       4/1/15
  350             0                0            120         113            360             353          9/30/97      10/1/07
  351             0                0            300         296            360             356          12/31/97      1/1/23
------------------------------------------------------------------------------------------------------------------------------------
  352             0                0            120         117            360             357          1/29/98       2/1/08
  354             0                0            240         236            240             236          12/23/97      1/1/18
  355             0                0            120         118            360             358          1/30/98       3/1/08
  356             0                0            228         223            228             223          12/1/97      12/1/16
------------------------------------------------------------------------------------------------------------------------------------
  357             0                0            120         119            360             359          3/27/98       4/1/08
  358             0                0            120         118            360             358           2/4/98       3/1/08
  359             0                0            120         114            360             354          10/30/97     11/1/07
  360             0                0            180         178            180             178           2/9/98       3/1/13
  361             0                0            120         119            360             359          3/31/98       4/1/08
------------------------------------------------------------------------------------------------------------------------------------
  362             0                0            120         115            300             295          11/10/97     12/1/07
  363             0                0             84          81            360             357          1/28/98       2/1/05
  364             0                0            120         117            300             297          1/15/98       2/1/08
  365             0                0            120         117            300             297           1/9/98       2/1/08
  366             0                0            120         118            360             358          2/24/98       3/1/08
------------------------------------------------------------------------------------------------------------------------------------
  367             0                0            120         118            360             358          1/27/98       3/1/08
  368             0                0            120         117            360             357          1/15/98       2/1/08
  369             0                0            120         116            300             296          12/31/97      1/1/08
  370             0                0            120         113            360             353          9/30/97      10/1/07
  371             0                0            120         119            300             299          3/27/98       4/1/08
------------------------------------------------------------------------------------------------------------------------------------
  372             0                0            120         118            360             358          2/26/98       3/1/08
  373             0                0            120         116            360             356          12/3/97       1/1/08
  374             0                0            120         117            300             297          1/29/98       2/1/08
  375             0                0            120         116            300             296          12/19/97      1/1/08
  376             0                0            120         114            360             354          10/30/97     11/1/07
------------------------------------------------------------------------------------------------------------------------------------
  377             0                0            120         120            360             360           4/8/98       5/1/08
  378             0                0            120         118            300             298          2/27/98       3/1/08
  379             0                0             84          80            360             356          12/16/97      1/1/05
  381             0                0            240         236            240             236          12/30/97      1/1/18
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                                    Annual
Control               Balloon                                                                                         Debt
  No.               Balance ($)          Property Type                   Prepayment Provisions                     Service ($)
===================================================================================================================================
  312               $ 2,802,665          Office                          L(4),D(5.5),O(.5)                         $ 260,135
  313                 2,597,680          Self Storage                    L(4),D(5.75),O(.25)                         283,773
  314                 2,837,229          Office                          L(4),D(5.5),O(.5)                           272,454
  315                         -          CTL                             L(8),D(11.33)                               299,991
  316                 2,757,945          Multifamily                     L(4),D(5.75),O(.25)                         255,048
-----------------------------------------------------------------------------------------------------------------------------------
  317                 2,789,886          Retail - Unanchored             L(4),D(5.83),O(.17)                         266,481
  318                 2,758,855          Multifamily                     L(4),D(6)                                   254,989
  319                 2,521,177          Office                          L(4),D(5.5),O(.5)                           268,559
  320                         -          CTL                             L(8),YM1%(11.83)                          Step Loan
  321                   129,747          Retail - Anchored               L(4),YM1%(15.75),O(.25)                     313,240
-----------------------------------------------------------------------------------------------------------------------------------
  322                 2,792,119          Multifamily                     L(3),D(1.5),O(.5)                           320,016
  323                 2,714,167          Retail - Anchored               L(4),D(5.5),O(.5)                           251,000
  325                 2,502,582          Industrial                      L(4),D(5.83),O(.17)                         269,676
  326                 2,397,573          Retail - Anchored               L(7),D(7.5),O(.5)                           253,770
-----------------------------------------------------------------------------------------------------------------------------------
  327                 2,742,168          Industrial                      L(4),D(5.83),O(.17)                         261,714
  328                 2,669,896          Multifamily                     L(4),YM1%(5.5),O(.5)                        240,705
  329                 2,481,404          Retail - Anchored               L(4),D(5.83),O(.17)                         268,803
  330                 2,677,995          Industrial                      L(4),D(5.83),O(.17)                         251,228
  331                 2,342,021          Multifamily                     L(2.33),D(12.17),O(.5)                      246,882
-----------------------------------------------------------------------------------------------------------------------------------
  332                         -          CTL                             L(6),D(13.417)                            Step Loan
  333                   617,795          CTL                             L(6),D(13.67)                               270,512
  334                 2,633,457          Multifamily                     L(3),D(6.75),O(.25)                         245,339
  335                 2,627,301          Industrial                      L(5),YM1%(4.75),O(.25)                      243,146
  336                 2,610,524          Multifamily                     L(4),D(5.83),O(.17)                         237,289
-----------------------------------------------------------------------------------------------------------------------------------
  337                 2,437,968          Retail - Unanchored             L(4),D(5.83),O(.17)                         266,224
  338                 2,647,008          Retail - Unanchored             L(4),D(5.83),O(.17)                         250,658
  339                 2,586,947          Multifamily                     L(4),D(5.50),O(.50)                         244,608
  340                         -          CTL                             L(6),D(13.58)                               278,134
  341                 2,576,213          Multifamily                     L(4),YM1%(5.75),O(.25)                      234,172
-----------------------------------------------------------------------------------------------------------------------------------
  342                 2,439,308          Health Care - Skilled Nursing   L(4),D(5.75),O(.25)                         274,149
  343                 2,595,815          Office                          L(4),D(5.83),O(.17)                         244,041
  344                 2,458,852          Retail - Unanchored             L(10),YM1%(4),O(1)                          285,091
  345                         -          CTL                             L(6),D(13.834)                              270,319
  346                 2,257,840          Multifamily                     L(2),YM1%(6),4(1),3(1),2(1),1(1),O(3)       239,949
-----------------------------------------------------------------------------------------------------------------------------------
  347                 2,551,623          Retail - Anchored               L(4),D(5.75),O(.25)                         239,833
  348                         -          Multifamily                     YM1%(20),O(5)                               248,468
  349                    76,909          Retail - Unanchored             L(9),D(8)                                   297,099
  350                 2,525,345          Multifamily                     L(4),D(5.83),O(.17)                         242,065
  351                 1,354,981          Multifamily - Section 42        L(2.33),D(12.67),O(10)                      265,200
-----------------------------------------------------------------------------------------------------------------------------------
  352                 2,461,797          Retail - Unanchored             L(4),D(5.75),O(.25)                         231,037
  354                    95,731          Retail - Unanchored             L(4),YM1%(15.75),O(.25) or D(Borr)          265,566
  355                 2,397,287          Office                          L(4),D(5.5),O(.5)                           218,885
  356                         -          CTL                             L(8),YM1(10),O(1)                           271,525
-----------------------------------------------------------------------------------------------------------------------------------
  357                 2,384,698          Retail - Unanchored             L(4),D(5.75),O(.25)                         226,102
  358                 2,387,494          Office                          L(4),D(5.75),O(.25)                         226,989
  359                 2,377,072          Multifamily                     L(4),D(5.83),O(.17)                         223,779
  360                    57,053          Industrial                      L(6),D(8.75),O(.25)                         299,202
  361                 2,342,676          Retail - Unanchored             L(4),D(5.75),O(.25)                         216,806
-----------------------------------------------------------------------------------------------------------------------------------
  362                 2,200,322          Multifamily                     L(4),YM1%(5.5),O(.5)                        247,290
  363                 2,446,058          Multifamily                     L(3),D(3.5),O(.5)                           211,508
  364                 2,127,237          Self Storage                    L(4),D(5.75),O(.25)                         227,400
  365                 2,126,910          Office                          L(4),YM1%(5.75),O(.25)                      227,298
  366                 2,269,905          Multifamily                     L(5),D(4.83),O(.17)                         208,119
-----------------------------------------------------------------------------------------------------------------------------------
  367                 2,263,498          Multifamily                     L(4),D(5.75),O(.25)                         205,901
  368                 2,271,840          Multifamily                     L(5),D(4.75),O(.25)                         209,464
  369                 2,114,174          Hotel - Limited Service         L(4),D(5.75),O(.25)                         231,581
  370                 2,300,503          Multifamily                     L(4),D(5.83),O(.17)                         219,588
  371                 2,076,121          Retail - Unanchored             L(4),D(5.75),O(.25)                         227,526
-----------------------------------------------------------------------------------------------------------------------------------
  372                 2,250,927          Office                          L(4),D(5.83),O(.17)                         212,934
  373                 2,264,320          Multifamily                     L(4),YM1%(5.75),O(.25)                      218,588
  374                 2,070,026          Office                          L(4),YM1%(5.75),O(.25) or D(Borr)           226,131
  375                 2,093,409          Health Care - Assisted Living   L(4),D(5.75),O(.25)                         233,648
  376                 2,229,909          Multifamily                     L(4),D(5.83),O(.17)                         205,910
-----------------------------------------------------------------------------------------------------------------------------------
  377                 2,195,384          Retail - Unanchored             L(2),D(8)                                   204,653
  378                 2,006,244          Retail - Anchored               L(4),D(5.75),O(.25)                         213,759
  379                 2,302,679          Industrial                      L(4),D(2.75),O(.25)                         200,599
  381                    92,039          Hotel - Limited Service         L(5),D(14.75),O(.25)                        241,678
-----------------------------------------------------------------------------------------------------------------------------------



                                                                                                Underwritten
                                                                                                 Hospitality
                                                                  Cut-off        Scheduled         Average
Control      Net                      Appraised        Appraisal    Date       Maturity Date        Daily                 Year
  No.    Cash Flow ($) DSCR (x)       Value ($)          Year      LTV (%)         LTV (%)          Rate ($)              Built
================================================================================================================================
  312     $ 338,425     1.30x         4,400,000          1997        72.5%           63.7%                                1984
  313       515,828     1.82          4,900,000          1997        65.1            53.0                                 1985
  314       348,502     1.28          4,200,000          1997        75.8            67.6                                 1983
  315       311,240      NAP          3,500,000          1998         NAP            0.0                                  1997
  316       327,693     1.28          4,125,000          1998        76.3            66.9                                 1989
------------------------------------------------------------------------------------------------------------------------------------
  317       345,794     1.30          4,200,000          1998        74.9            66.4                                 1960
  318       366,151     1.44          3,900,000          1997        80.6            70.7                                 1996
  319       397,937     1.48          4,925,000          1997        63.6            51.2                                 1989
  320       282,150      NAP          3,140,000          1997         NAP            0.0                                  1997
  321       400,447     1.28          4,500,000          1997        69.3            2.9                                  1994
------------------------------------------------------------------------------------------------------------------------------------
  322       498,676     1.56          4,000,000          1997        77.8            69.8                                 1965
  323       348,994     1.39          4,200,000          1997        73.8            64.6                                 1987
  325       383,510     1.42          5,160,000          1997        60.0            48.5                                 1962
  326       327,240     1.29          3,900,000          1997        79.2            61.5                                 1993
------------------------------------------------------------------------------------------------------------------------------------
  327       390,578     1.49          4,400,000          1997        70.2            62.3                                 1977
  328       310,170     1.29          3,850,000          1997        79.8            69.4                                 1987
  329       347,785     1.29          4,100,000          1997        74.6            60.5                                 1996
  330       410,884     1.64          4,100,000          1997        74.0            65.3                                 1974
  331       320,003     1.30          3,800,000          1997        79.8            61.6                                 1962
------------------------------------------------------------------------------------------------------------------------------------
  332       295,830      NAP          3,200,000          1998         NAP            0.0                                  1995
  333       271,324      NAP          3,100,000          1998         NAP            19.9                                 1998
  334       322,257     1.31          3,920,000          1998        76.5            67.2                                 1981
  335       321,775     1.32          4,200,000          1998        71.4            62.6                                 1983
  336       335,676     1.41          4,400,000          1998        68.1            59.3                                 1987
------------------------------------------------------------------------------------------------------------------------------------
  337       400,105     1.50          4,500,000          1998        66.6            54.2                                 1981
  338       448,583     1.79          5,000,000          1997        59.8            52.9                                 1987
  339       317,589     1.30          4,000,000          1997        74.7            64.7                                 1987
  340       278,968      NAP          3,175,000          1998         NAP            0.0                                  1997
  341       329,302     1.41          3,700,000          1997        79.9            69.6                                 1973
------------------------------------------------------------------------------------------------------------------------------------
  342       396,350     1.45          4,300,000          1997        68.5            56.7                                 1973
  343       425,689     1.74          4,000,000          1997        73.5            64.9                                 1905
  344       368,861     1.29          4,200,000          1997        69.9            58.5                                 1949
  345       291,944      NAP          3,340,000          1998         NAP            0.0                                  1998
  346       311,375     1.30          4,350,000          1997        66.6            51.9                                 1972
------------------------------------------------------------------------------------------------------------------------------------
  347       311,727     1.30          4,100,000          1997        70.5            62.2                               1974,1980
  348       313,685     1.26          3,600,000          1998        79.9            0.0                                  1925
  349       372,952     1.26          4,000,000          1998        71.1            1.9                                  1985
  350       291,787     1.21          4,000,000          1997        70.9            63.1                                 1987
  351       312,231     1.18          3,320,000          1997        84.8            40.8                                 1997
------------------------------------------------------------------------------------------------------------------------------------
  352       317,891     1.38          4,900,000          1997        57.0            50.2                                 1972
  354       361,518     1.36          3,950,000          1997        70.4            2.4                                  1988
  355       283,028     1.29          3,500,000          1997        78.5            68.5                                 1985
  356       297,320      NAP          3,525,000          1997         NAP            0.0                                  1996
------------------------------------------------------------------------------------------------------------------------------------
  357       315,330     1.39          3,610,000          1998        74.7            66.1                                 1997
  358       287,628     1.27          3,600,000          1997        74.9            66.3                                 1997
  359       312,362     1.40          3,600,000          1997        74.7            66.0                                 1963
  360       401,957     1.34          4,500,000          1997        59.7            1.3                                  1977
  361       299,431     1.38          3,450,000          1998        77.5            67.9                                 1998
------------------------------------------------------------------------------------------------------------------------------------
  362       312,711     1.26          3,400,000          1997        78.1            64.7                                 1968
  363       325,704     1.54          3,800,000          1997        69.8            64.4                                 1972
  364       314,606     1.38          3,575,000          1997        73.8            59.5                                 1985
  365       296,265     1.30          3,838,000          1997        68.8            55.4                                 1985
  366       295,713     1.42          3,275,000          1997        79.3            69.3                                 1968
------------------------------------------------------------------------------------------------------------------------------------
  367       268,543     1.30          3,261,000          1997        79.6            69.4                                 1962
  368       275,551     1.32          3,300,000          1997        78.6            68.8                                 1985
  369       816,831     3.53          6,500,000          1997        39.8            32.5            $135.56              1986
  370       281,301     1.28          3,290,000          1997        78.7            69.9                                 1973
  371       297,816     1.31          3,410,000          1997        74.7            60.9                               1981,1985
------------------------------------------------------------------------------------------------------------------------------------
  372       271,053     1.27          3,800,000          1998        67.0            59.2                                 1920
  373       286,047     1.31          3,290,000          1997        77.3            68.8                               1959,1963
  374       294,092     1.30          3,700,000          1997        68.7            56.0                                 1983
  375       319,873     1.37          3,400,000          1997        74.7            61.6                                 1991
  376       296,358     1.44          3,400,000          1997        74.7            65.6                                 1980
------------------------------------------------------------------------------------------------------------------------------------
  377       256,127     1.25          3,450,000          1998        72.5            63.6                                 1950
  378       279,836     1.31          3,800,000          1997        65.6            52.8                                 1968
  379       250,872     1.25          4,000,000          1997        62.3            57.6                                 1969
  381       343,192     1.42          3,950,000          1997        62.8            2.3              60.83               1996
------------------------------------------------------------------------------------------------------------------------------------


                               Sq. Ft.,             Loan per
                               Units              Sq. Ft., Units                                         Underwritten
Control        Year           Bed, Pad              Bed, Pad         Occupancy        Rent Roll          Replacement
  No.       Renovated         or Room              or Room ($)      Percentage (%)      Date             Reserves ($)     per
====================================================================================================================================
  312          N/A           52,877 Sq. Ft.            $ 60.52           93.7%         11/30/97               $0.19       Sq. Ft.
  313          N/A              766 Units             4,177.55           97.4           9/30/97                8.50       Unit
  314          1992          34,500 Sq. Ft.              92.75          100.0           6/21/96                0.10       Sq. Ft.
  315          N/A           44,984 Sq. Ft.              70.56          100.0           5/1/98                 0.15       Sq. Ft.
  316          N/A               28 Units           112,500.00           96.4           3/1/98               207.14       Unit
------------------------------------------------------------------------------------------------------------------------------------
  317          1985          24,344 Sq. Ft.             129.40          100.0          11/24/97                0.48       Sq. Ft.
  318          N/A               96 Units            32,854.17          100.0          12/8/97               200.00       Unit
  319          N/A           41,703 Sq. Ft.              75.45          100.0           1/1/98                 0.15       Sq. Ft.
  320          N/A           18,560 Sq. Ft.             169.05          100.0           5/1/98                 -          Sq. Ft.
  321          N/A           46,000 Sq. Ft.              68.48          100.0           0                      0.10       Sq. Ft.
------------------------------------------------------------------------------------------------------------------------------------
  322          N/A              168 Units            18,809.52           87.0           6/6/97               250.00       Unit
  323          N/A           36,676 Sq. Ft.              84.52           92.6           2/1/98                 0.20       Sq. Ft.
  325          1995         139,508 Sq. Ft.              22.22          100.0          12/8/97                 0.28       Sq. Ft.
  326          N/A           54,817 Sq. Ft.              56.55          100.0          12/9/97                 -          Sq. Ft.
------------------------------------------------------------------------------------------------------------------------------------
  327          N/A           63,867 Sq. Ft.              48.54          100.0           7/1/97                 0.24       Sq. Ft.
  328          N/A               52 Units            59,230.77          100.0          11/1/97               288.75       Unit
  329          N/A           26,000 Sq. Ft.             118.08          100.0           5/1/98                 0.20       Sq. Ft.
  330          N/A           44,800 Sq. Ft.              67.97          100.0          12/18/97                0.15       Sq. Ft.
  331        1994-97            104 Units            29,230.77           93.3           8/1/97               225.00       Unit
------------------------------------------------------------------------------------------------------------------------------------
  332          N/A           29,945 Sq. Ft.             101.27          100.0           5/1/98                 0.12       Sq. Ft.
  333          N/A           11,060 Sq. Ft.             272.20          100.0           5/1/98                 0.30       Sq. Ft.
  334          N/A              132 Units            22,727.27           97.0           1/16/98              218.18       Unit
  335       1992,93,98       60,000 Sq. Ft.              50.00          100.0           1/1/98                 0.15       Sq. Ft.
  336          N/A               72 Units            41,666.67          100.0           1/2/98               257.81       Unit
------------------------------------------------------------------------------------------------------------------------------------
  337          N/A           23,158 Sq. Ft.             129.54          100.0           1/8/98                 0.35       Sq. Ft.
  338          N/A           38,142 Sq. Ft.              78.65          100.0          10/6/97                 0.18       Sq. Ft.
  339          N/A              196 Units            15,306.12           78.6          10/11/97              220.08       Unit
  340          N/A           13,905 Sq. Ft.             212.91          100.0           5/1/98                 0.30       Sq. Ft.
  341          N/A              184 Units            16,086.96           97.3          12/31/97              225.00       Unit
------------------------------------------------------------------------------------------------------------------------------------
  342          N/A              109 Beds             27,155.96           94.0           0                    250.00       Bed
  343          1987          77,873 Sq. Ft.              37.88           97.5          12/23/97                0.20       Sq. Ft.
  344          1995          23,067 Sq. Ft.             127.89          100.0           7/1/97                 0.21       Sq. Ft.
  345          N/A           13,905 Sq. Ft.             210.17          100.0           5/1/98                 0.15       Sq. Ft.
  346          N/A              146 Units            19,917.81           89.7          11/1/97               297.00       Unit
------------------------------------------------------------------------------------------------------------------------------------
  347          1986          98,184 Sq. Ft.              29.54           95.1          12/1/97                 0.20       Sq. Ft.
  348          1997              59 Units            48,813.56           96.6           3/19/98              210.00       Unit
  349          N/A           65,542 Sq. Ft.              43.48          100.0           4/1/98                 0.31       Sq. Ft.
  350          1994              25 Units           114,000.00          100.0           8/11/97              382.00       Unit
  351          N/A               92 Units            30,673.91          100.0          12/17/97              175.00       Unit
------------------------------------------------------------------------------------------------------------------------------------
  352          N/A           75,571 Sq. Ft.              37.05          100.0          10/1/97                 0.15       Sq. Ft.
  354          N/A           45,266 Sq. Ft.              61.86           93.4           3/16/98                0.26       Sq. Ft.
  355          N/A           30,269 Sq. Ft.              90.85           92.0          12/12/97                0.19       Sq. Ft.
  356          N/A           15,525 Sq. Ft.             176.86          100.0           5/1/98                 0.20       Sq. Ft.
------------------------------------------------------------------------------------------------------------------------------------
  357          N/A           23,026 Sq. Ft.             117.26           93.3           2/17/98                0.21       Sq. Ft.
  358          N/A           31,680 Sq. Ft.              85.23          100.0           8/1/97                 0.32       Sq. Ft.
  359          N/A               64 Units            42,187.50          100.0           7/1/97               200.00       Unit
  360          1990         242,300 Sq. Ft.              11.14          100.0           0                      0.13       Sq. Ft.
  361          N/A           25,200 Sq. Ft.             106.15          100.0           3/31/98                0.10       Sq. Ft.
------------------------------------------------------------------------------------------------------------------------------------
  362          1987              76 Units            35,131.58           98.0          11/1/97               205.00       Unit
  363          1993             168 Units            15,833.33           87.5          12/31/97              250.00       Unit
  364          N/A              798 Units             3,320.80           81.7          12/4/97                13.00       Unit
  365          N/A           32,975 Sq. Ft.              80.36          100.0           3/11/98                0.15       Sq. Ft.
  366          1997              88 Units            29,545.45          100.0           1/16/98              209.00       Unit
------------------------------------------------------------------------------------------------------------------------------------
  367       1989-1992            88 Units            29,545.45           97.0          12/3/97               346.90       Unit
  368        1994-95             64 Units            40,625.00           96.9          10/1/97               224.73       Unit
  369        1993-96             45 Rooms            57,777.78          NAP           NAP       4% of Gross Revenue       Room
  370          1996             120 Units            21,666.67           98.3           9/12/97              216.73       Unit
  371          N/A           47,615 Sq. Ft.              53.55           94.4           4/16/98                0.21       Sq. Ft.
------------------------------------------------------------------------------------------------------------------------------------
  372          1995          33,404 Sq. Ft.              76.34           98.0           2/11/98                0.36       Sq. Ft.
  373          1994              62 Units            41,129.03           96.0           6/1/97               295.00       Unit
  374          N/A           30,555 Sq. Ft.              83.46          100.0          11/25/97                0.11       Sq. Ft.
  375          1993              43 Beds             59,302.33           91.0          10/6/97               225.00       Bed
  376          N/A               58 Units            43,965.52          100.0           9/1/97               387.36       Unit
------------------------------------------------------------------------------------------------------------------------------------
  377          1984          34,311 Sq. Ft.              72.86           96.9           3/20/98                0.26       Sq. Ft.
  378        1996-97        140,496 Sq. Ft.              17.79           97.8           2/26/98                0.15       Sq. Ft.
  379          N/A          108,500 Sq. Ft.              23.04          100.0          12/8/97                 0.15       Sq. Ft.
  381          N/A               86 Rooms            29,069.77          NAP           NAP       4% of Gross Revenue       Room
------------------------------------------------------------------------------------------------------------------------------------


                           Largest Tenant                                                        2nd Largest Tenant
           ---------------------------------------------------------------------------   -------------------------------------------
                                                                  Tenant                                                   Tenant
Control                                                       Area Leased      Lease                                     Area Leased
  No.                    Tenant Name                           (Sq. Ft.)     Exp Date                    Tenant Name      (Sq. Ft.)
====================================================================================================================================
  312      Devitt, Spellman, ET. AL. LLP                           9,767     12/31/99   Merril Lynch Pierce Fenn             7,608
  313
  314      Kaiser Foundation Health Plan of Connecticut, Inc.     34,500      1/31/07
  315      Winn-Dixie Charlotte, Inc.                             44,984      7/16/17
  316
-----------------------------------------------------------------------------------------------------------------------------------
  317      Big 5 Sporting Goods                                    9,129      1/31/02   ERA Realty                           3,267
  318
  319      Salt Lake Endoscopy                                     5,583     12/31/00   Salt Lake Regional Medical Center    4,656
  320      Pep Boys Manny, Moe & Jack, Inc.                       18,560     11/30/17
  321      Best Buy                                               46,000      8/1/16
-----------------------------------------------------------------------------------------------------------------------------------
  322
  323      Walgreens                                              15,103      7/31/27   Asian Palace                         4,400
  325      Inter-Pack                                             48,000      1/14/01   Oriental Vase & Furniture           39,320
  326      General Cinema                                         54,817      7/31/13
-----------------------------------------------------------------------------------------------------------------------------------
  327      Applied Microwave                                       5,280      3/31/99   E.P.I.C.                             3,212
  328
  329      Barnes & Noble                                         25,000      1/31/12
  330      Mcghan Medical                                         44,800      6/1/99
  331
-----------------------------------------------------------------------------------------------------------------------------------
  332      Safeway Inc.                                           29,945      9/12/17
  333      Rite Aid of Michigan, Inc.                             11,060      2/18/18
  334
  335      Nexstar, Inc.                                          60,000     10/15/01
  336
-----------------------------------------------------------------------------------------------------------------------------------
  337      Sarovar Indian Resturant                                4,615     12/31/02   Manpower, Inc.                       4,000
  338      Laurence Tashman                                       12,868      4/30/02   Fitness For Life, Inc.               4,400
  339
  340      Walgreen Company                                       13,905      1/30/18
  341
-----------------------------------------------------------------------------------------------------------------------------------
  342
  343      Baker Engineering                                      10,880     10/31/99   Tri-City Brokerage of IL.           10,597
  344      Half Price Book Store                                  11,351      3/30/09   Fu's Garden                          5,124
  345      Walgreen Company                                       13,905      3/31/58
  346
-----------------------------------------------------------------------------------------------------------------------------------
  347      K-Mart (Shadow)                                        94,841    NAV         Stone & Thomas                      23,002
  348
  349      Party Supermarket                                       9,995      6/1/02    Furniture Clearance                  7,657
  350
  351
-----------------------------------------------------------------------------------------------------------------------------------
  352      A & P                                                  24,341      3/31/06   New York Carpet World               14,710
  354      Office Products, Inc.                                  10,200      7/31/98   Old Country Buffet                   9,439
  355      Plastic Surgery                                         7,347      9/30/06   Greenspring Health Svs.              4,917
  356      Walgreen Company                                       15,525     12/31/16
-----------------------------------------------------------------------------------------------------------------------------------
  357      NWFC                                                   14,442    NAV         Einstein Brothers Bagels             2,400
  358      Century Analysis Incorporated                          31,680      7/31/17
  359
  360      Warehouse Specialists, Inc.                           242,300      3/1/13
  361      Brigham-Williams Realtors                               5,600      5/31/03   Richard's BBQ and Grill, L.L.C.      4,200
-----------------------------------------------------------------------------------------------------------------------------------
  362
  363
  364
  365      Cool 105..9 Radio                                       7,570      2/16/01   Merrill Lynch                        5,061
  366
-----------------------------------------------------------------------------------------------------------------------------------
  367
  368
  369
  370
  371      Goodyear Chatfield Tire & Auto                          5,084      3/31/01   Forte Academy of Music               4,708
-----------------------------------------------------------------------------------------------------------------------------------
  372      City Storage                                            9,072      8/31/00   Roy                                  2,370
  373
  374      American Independent Insurance                         15,434      8/31/02   Britt, Hankins, Schiable             2,650
  375
  376
-----------------------------------------------------------------------------------------------------------------------------------
  377      Azteca Mexican Restaurant                               5,856      6/15/00   State of Oregon                      3,992
  378      KMart                                                 103,800      7/31/01   EZ Pawn                              8,741
  379      US Postal Service                                      59,444     12/31/99   Alside                              30,019
  381
-----------------------------------------------------------------------------------------------------------------------------------


                                                  3rd Largest Tenant
        ------------   ------------------------------------------------------------------------------------
                                                                          Tenant
Control       Lease                                                  Area Leased               Lease             Control
  No.       Exp Date            Tenant Name                            (Sq. Ft.)              Exp Date            No.
====================================================================================================================================
  312       11/1/00   Irving Weber Assocites I                        6,604                    10/31/02          312
  313                                                                                                            313
  314                                                                                                            314
  315                                                                                                            315
  316                                                                                                            316
------------------------------------------------------------------------------------------------------------------------------------
  317       11/30/99  Computer Ware                                   3,198                     8/31/00          317
  318                                                                                                            318
  319       11/30/99  Comprehensive Orthopedic Spec.                  4,591                     3/31/01          319
  320                                                                                                            320
  321                                                                                                            321
------------------------------------------------------------------------------------------------------------------------------------
  322                                                                                                            322
  323       10/31/00  Sparkle Cleaners                                3,420                    11/30/03          323
  325        9/15/05  San Leonardo Disposal                          30,000                     4/30/02          325
  326                                                                                                            326
------------------------------------------------------------------------------------------------------------------------------------
  327        5/31/98  US Flight                                       3,157                     2/28/98          327
  328                                                                                                            328
  329                                                                                                            329
  330                                                                                                            330
  331                                                                                                            331
------------------------------------------------------------------------------------------------------------------------------------
  332                                                                                                            332
  333                                                                                                            333
  334                                                                                                            334
  335                                                                                                            335
  336                                                                                                            336
------------------------------------------------------------------------------------------------------------------------------------
  337        1/31/03  Digital Guru                                    3,558                     4/14/99          337
  338       12/31/98  Jade Palace                                     4,400                     6/30/00          338
  339                                                                                                            339
  340                                                                                                            340
  341                                                                                                            341
------------------------------------------------------------------------------------------------------------------------------------
  342                                                                                                            342
  343        3/31/06  Premier Print & Svcs.                           6,250                     5/31/98          343
  344       12/31/00  Baci's Restaurant                               4,500                     4/30/99          344
  345                                                                                                            345
  346                                                                                                            346
------------------------------------------------------------------------------------------------------------------------------------
  347        7/31/08  SAV-A-LOT                                      21,580                    12/31/98          347
  348                                                                                                            348
  349        5/3/03   Women in Distress                               6,623                     6/1/99           349
  350                                                                                                            350
  351                                                                                                            351
------------------------------------------------------------------------------------------------------------------------------------
  352       11/30/05  Arbor Drugs                                    13,382                     7/31/05          352
  354       12/1/10   Progressive Casualty Insurance Co               3,611                     5/31/02          354
  355       12/31/01  MD Primary Care                                 4,672                    11/30/06          355
  356                                                                                                            356
------------------------------------------------------------------------------------------------------------------------------------
  357      NAV        Malibu Dry Cleaners                             2,083                   NAV                357
  358                                                                                                            358
  359                                                                                                            359
  360                                                                                                            360
  361        1/18/03  Papa Joe's Acton Road, Inc.                     2,800                     3/14/03          361
------------------------------------------------------------------------------------------------------------------------------------
  362                                                                                                            362
  363                                                                                                            363
  364                                                                                                            364
  365        9/30/98  First Union National Bank                       4,596                    10/31/00          365
  366                                                                                                            366
------------------------------------------------------------------------------------------------------------------------------------
  367                                                                                                            367
  368                                                                                                            368
  369                                                                                                            369
  370                                                                                                            370
  371       10/31/00  Columbine Gardens                               4,116                    12/31/01          371
------------------------------------------------------------------------------------------------------------------------------------
  372        8/31/00  The Enchanted Forest                            1,818                     6/30/01          372
  373                                                                                                            373
  374        3/31/98  Green Tree Consumer Disc Co.                    2,514                    12/31/01          374
  375                                                                                                            375
  376                                                                                                            376
------------------------------------------------------------------------------------------------------------------------------------
  377        6/30/98  Encore Broadcasting Corp                        2,688                     3/2/00           377
  378        5/31/01  Sherwin Williams Paint                          7,313                     5/31/03          378
  379       12/31/00  Cheap Auto Glass                               10,000                     8/30/98          379
  381                                                                                                            381
------------------------------------------------------------------------------------------------------------------------------------



19 & 20 & 21

Control
  No.        Property Name                                                Address
==============================================================================================================================
  382        Holiday Inn Express - Albany, GA                             911 East Oglethorpe Blvd.
  383        Hillside Apartments                                          501 Eric Avenue
  384        Walgreen Store (Wolfcreek)                                   SEC of Germantown Parkway & U.S. Highway 64
  385        Southgate Village Life Care Center                           4101 SW Martin Drive
  386        Walgreen Houston                                             10850 Scarsdale Boulevard
------------------------------------------------------------------------------------------------------------------------------
  387        Kushner Seiden Madison 64th LP                               26 East 64th Street
  388        Miramar/Chapparone Auto Center                               6590-6598 Miramar Road
  389        Stor-It Rental Storage                                       1435 Malad Street
  390        Jefferson Centre                                             105 East Jefferson Boulevard
  391        Best Western - Dunn                                          603 Spring Branch Road
------------------------------------------------------------------------------------------------------------------------------
  392        Ocean Villa Townhomes #2                                     4400-4600 Dallas Drive
  393        Central Park Professional Center                             1450 Madruga Avenue
  394        Safeguard Self Storage                                       1007-09 Edgewood Road
  395        Tuscany Village Phase I                                      235 Ocala
  396        Concord Village West                                         137-A West Concord Drive
------------------------------------------------------------------------------------------------------------------------------
  397        Peoria Town Center                                           8110-8140  Peoria Avenue
  398        Days Inn - Forest Park                                       5116 Highway 85
  399        Tech Center                                                  300 Kimberton Road
  400        Amerihost Inn - Parkersburg                                  401 37th Street
  401        Comfort Inn - Gaffney, SC                                    143 Corona Drive
------------------------------------------------------------------------------------------------------------------------------
  402        Food Pavilion                                                1000 West  4th Avenue
  403        Eckerd Drug Store (Lexington)                                NWC of Columbia Avenue and Old Chapin Road
  404        Keep It Self Storage - Santa Clarita                         25333 San Fernando Road
  405        Country Creek                                                398 Bethel Avenue
  406        1803 Park Center Drive                                       1803 Park Center Drive
------------------------------------------------------------------------------------------------------------------------------
  407        Willow Trace Apartments                                      8100 Pines Road
  408        Walgreen Coral Springs                                       5480 University Drive
  409        Fox Crossing                                                 6410 Walther Avenue
  410        Emmorton Village Shopping Center                             3101-05 Emmorton Road (Rt. 24)
  411        Slauson Plaza                                                9402-9448  Slauson Avenue
------------------------------------------------------------------------------------------------------------------------------
  412        Walgreen Chicago                                             1546 North Central Ave.
  413        Warehouse Specialists - Specialists Ave # 1-4                720 - 772 Specialists Avenue
  414        Wanamassa Gardens Apartments                                 1515 Allen Avenue
  415        Inn of Payson                                                801 North Beeline Highway
  416        River Oaks Apartments                                        3001 Medical Arts Street
------------------------------------------------------------------------------------------------------------------------------
  417        Val Halla                                                    1224 Lake Avenue
  418        Timm Office Building                                         136 West Canon Perdido Street
  419        Twin Fountains Apartments                                    2135  South Depew Street
  420        Hillcroft Plaza Shopping Center                              6401 Hillcroft
  421        Plantation House                                             2625 Hudnell Street
------------------------------------------------------------------------------------------------------------------------------
  422        Olde Towne Shopping Center                                   210-800 Olde Towne Road
  423        5 Walk-Up Residential Buildings (Formerly 70 East)           70 East 3rd, 157,162 Stanton, 166,178 Norfolk
  424        Comfort Inn - Franklin                                       4206 Franklin Commons Court
  425        Days Inn (Winter Park)                                       901 North Orlando Avenue
  426        Office Depot Aurora                                          SEC East Mississippi Avenue & South Potomac Street
------------------------------------------------------------------------------------------------------------------------------
  427        Tara Woods Apartments                                        661 Sherwood Drive
  428        Sneaker Stadium                                              Hurfville Road (Route 41)
  429        Andora Apartments                                            3305 Linda Drive
  430        1212-1216 Broadway                                           1212-1216 Broadway
  431        3610 Birch Street (Apollo Office Building)                   3610 Birch Street
------------------------------------------------------------------------------------------------------------------------------
  432        Walgreens Pharmacy (Miami)                                   15900 Northwest 27th Avenue
  433        Eckerd Ventnor                                               6701 Ventnor Avenue
  434        Capitol Warehouse Building                                   4355 Duraform Lane
  435        North Oaks Manor Apartments                                  600-616  North Oaks Drive
  436        6100 Capital Center                                          6100  South Fashion Blvd
------------------------------------------------------------------------------------------------------------------------------
  437        Rite Aid Virginia Beach                                      324 Virginia Beach Blvd
  438        Rite Aid Roanoke                                             1168 Peters Creek Road
  439        The Business Centre at Riverside                             1362 Brass Mill Road
  440        The Manors Apartments                                        985 Manor Drive
  441        FAA Building                                                 8808 Beck Road
------------------------------------------------------------------------------------------------------------------------------
  442        Eckerd Houma                                                 7015 West Park Avenue
  443        Antelope Valley Mall                                         1201 W Avenue P
  444        Chateau Imperial                                             3000-3320 Parklane Drive
  445        Glenoaks Apartments                                          1019  East Glenoaks Blvd
  446        Lucky/Sav-On Center                                          2006  Avenue K
------------------------------------------------------------------------------------------------------------------------------
  447        Eckerd Winslow                                               S.W. Willaimstown - New Freedom Road
  448        Walgreens - Richmond                                         11119 Hull Street Road
  449        Stoughton Plaza                                              397-423 Washington Street
  450        PetsMart Inc.                                                2677 East Main Street
  451        Cobblestone Village Shopping Center                          2001-2099 East Orangethorpe Avenue
------------------------------------------------------------------------------------------------------------------------------

                                                          Cross                                                    % of Aggregate
Control                                        Zip    Collateralized             Original          Cut-off Date     Cut-off Date
  No.        City                     State   Code       Groups                 Balance ($)         Balance ($)      Balance ($)
================================================================================================================================
  382        Albany                    GA     31705                             $2,500,000         $2,479,063.65        0.07%
  383        Bowling Green             KY     42101                              2,475,000          2,472,995.16        0.07
  384        Memphis                   TN     38133      Group A                 2,500,000          2,467,814.73        0.07
  385        Topeka                    KS     66612                              2,475,000          2,464,054.16        0.07
  386        Houston                   TX     77089                              2,478,496          2,459,764.86        0.07
--------------------------------------------------------------------------------------------------------------------------------
  387        New York                  NY     10021                              2,460,000          2,453,681.46        0.07
  388        San Diego                 CA     92121                              2,450,000          2,448,027.16        0.07
  389        Boise                     ID     83705                              2,460,000          2,447,179.29        0.07
  390        South Bend                IN     46601                              2,450,000          2,446,687.19        0.07
  391        Dunn                      NC     28334                              2,450,000          2,416,635.89        0.07
--------------------------------------------------------------------------------------------------------------------------------
  392        Oxnard                    CA     93033                              2,400,000          2,396,690.52        0.07
  393        Coral Gables              FL     33146                              2,400,000          2,396,615.50        0.07
  394        Edgewood                  MD     21040                              2,400,000          2,394,644.70        0.07
  395        Tallahassee               FL     32304                              2,400,000          2,392,627.30        0.07
  396        Clarksvile                TN     37042                              2,400,000          2,391,173.89        0.07
--------------------------------------------------------------------------------------------------------------------------------
  397        Peoria                    AZ     85354                              2,400,000          2,388,976.76        0.07
  398        Forest Park               GA     30050                              2,400,000          2,382,514.19        0.07
  399        Phoenixville              PA     19460                              2,400,000          2,382,499.53        0.07
  400        Parkersburg               WV     26101                              2,400,000          2,378,907.69        0.07
  401        Gaffney                   SC     29341                              2,380,000          2,360,068.62        0.07
--------------------------------------------------------------------------------------------------------------------------------
  402        Kennewick                 WA     99336                              2,345,000          2,343,111.70        0.07
  403        Lexington                 SC     29072                              2,348,385          2,340,959.27        0.07
  404        Santa Clarita             CA     91350                              2,350,000          2,339,388.61        0.07
  405        Sanger                    CA     93757                              2,334,000          2,326,171.64        0.07
  406        Orlando                   FL     32835                              2,325,000          2,322,167.35        0.07
--------------------------------------------------------------------------------------------------------------------------------
  407        Shreveport                LA     71129                              2,322,000          2,322,000.00        0.07
  408        Coral Springs             FL     33076                              2,338,792          2,320,085.38        0.07
  409        Baltimore                 MD     21206                              2,325,000          2,319,272.57        0.07
  410        Abingdon                  MD     21009                              2,300,000          2,291,829.34        0.07
  411        Pico Rivera               CA     90660                              2,287,500          2,280,921.21        0.07
--------------------------------------------------------------------------------------------------------------------------------
  412        Chicago                   IL     60639                              2,275,000          2,261,719.41        0.07
  413        Menasha                   WI     54956                              2,275,000          2,261,613.00        0.07
  414        Wannamassa                NJ     07712                              2,260,000          2,254,135.36        0.07
  415        Payson                    AZ     85541      Group E                 2,250,000          2,247,472.01        0.07
  416        Austin                    TX     78705                              2,250,000          2,246,834.81        0.07
--------------------------------------------------------------------------------------------------------------------------------
  417        Metairie                  LA     70002                              2,224,000          2,222,177.00        0.07
  418        Santa Barbara             CA     93101                              2,225,000          2,222,028.77        0.07
  419        Denver                    CO     80227                              2,225,000          2,216,216.51        0.07
  420        Houston                   TX     77081                              2,210,000          2,205,232.78        0.06
  421        Dallas                    TX     75235                              2,200,000          2,200,000.00        0.06
--------------------------------------------------------------------------------------------------------------------------------
  422        Vestiva Hills             AL     35216                              2,200,000          2,197,192.71        0.06
  423        New York                  NY     10002                              2,200,000          2,197,106.08        0.06
  424        Franklin                  TN     37064                              2,200,000          2,196,876.93        0.06
  425        Winter Park               FL     32789                              2,200,000          2,195,718.51        0.06
  426        Aurora                    CO     80012                              2,210,511          2,194,462.46        0.06
--------------------------------------------------------------------------------------------------------------------------------
  427        Jonesboro                 GA     30236                              2,200,000          2,194,360.59        0.06
  428        Deptford                  NJ     08096                              2,200,000          2,193,031.27        0.06
  429        Dallas                    TX     75220                              2,200,000          2,192,153.17        0.06
  430        New York                  NY     10001                              2,200,000          2,189,021.81        0.06
  431        Newport Beach             CA     92660                              2,185,000          2,183,388.13        0.06
--------------------------------------------------------------------------------------------------------------------------------
  432        Miami                     FL     33054                              2,180,454          2,170,234.76        0.06
  433        Ventnor City              NJ     08408                              2,174,396          2,167,394.14        0.06
  434        Windsor                   WI     53598                              2,175,000          2,156,227.94        0.06
  435        Osseo                     MN     55369                              2,160,000          2,154,267.86        0.06
  436        Murray                    UT     84107      Group I                 2,160,000          2,153,054.25        0.06
--------------------------------------------------------------------------------------------------------------------------------
  437        Virginia Beach            VA     23451                              2,154,314          2,149,999.09        0.06
  438        Roanoke                   VA     24017                              2,150,000          2,145,860.84        0.06
  439        Belcamp                   MD     21017                              2,150,000          2,145,240.02        0.06
  440        Palm Springs              FL     33461                              2,150,000          2,142,586.73        0.06
  441        Van Buren Township        MI     48111                              2,152,500          2,141,611.88        0.06
--------------------------------------------------------------------------------------------------------------------------------
  442        Houma                     LA     70364                              2,134,290          2,126,984.61        0.06
  443        Palmdale                  CA     93551                              2,125,000          2,125,000.00        0.06
  444        Hastings                  NE     68901                              2,120,000          2,120,000.00        0.06
  445        Glendale                  CA     91206                              2,122,500          2,112,568.12        0.06
  446        Lancaster                 CA     93536                              2,115,000          2,106,979.91        0.06
--------------------------------------------------------------------------------------------------------------------------------
  447        Winslow Township          NJ     08095                              2,113,064          2,106,916.60        0.06
  448        Richmond                  VA     23112                              2,137,294          2,100,455.05        0.06
  449        Stoughton                 MA     02072                              2,100,000          2,098,425.83        0.06
  450        Plainfield                IN     46168                              2,100,000          2,098,410.02        0.06
  451        Placentia                 CA     92670                              2,100,000          2,098,381.24        0.06
--------------------------------------------------------------------------------------------------------------------------------

               Cumulative                                   Interest                                               Original
Control       % of Initial    Mortage     Administrative     Accrual       Amortization                          Interest-Only
  No.         Pool Balance    Rate (%)     Cost Rate (%)     Method            Type                              Period (Mos.)
=============================================================================================================================
  382             85.81%       8.0000%        0.0962%      Actual/360    Fully Amortizing                            0
  383             85.89        7.0600         0.0962       Actual/360    Amortizing Balloon                          0
  384             85.96        7.5000         0.1562       Actual/360    Fully Amortizing                            0
  385             86.03        7.7500         0.1212       Actual/360    Amortizing Balloon                          0
  386             86.10        7.2700         0.0962         30/360      Fully Amortizing                            0
-----------------------------------------------------------------------------------------------------------------------------
  387             86.18        7.2300         0.0962       Actual/360    Fully Amortizing                            0
  388             86.25        7.0900         0.1462       Actual/360    Amortizing Balloon                          0
  389             86.32        7.8750         0.0962       Actual/360    Amortizing Balloon                          0
  390             86.39        7.2800         0.1462       Actual/360    Amortizing Balloon                          0
  391             86.46        8.6250         0.0962       Actual/360    Fully Amortizing                            0
-----------------------------------------------------------------------------------------------------------------------------
  392             86.53        7.2010         0.0962       Actual/360    Amortizing Balloon                          0
  393             86.60        7.1100         0.0962       Actual/360    Amortizing Balloon                          0
  394             86.67        7.5200         0.0962         30/360      Amortizing Balloon                          0
  395             86.74        7.3750         0.0962       Actual/360    Amortizing Balloon                          0
  396             86.81        7.3300         0.0962       Actual/360    Amortizing Balloon                          0
-----------------------------------------------------------------------------------------------------------------------------
  397             86.88        7.7500         0.0962       Actual/360    Amortizing Balloon                          0
  398             86.95        8.8750         0.0962       Actual/360    Amortizing Balloon                          0
  399             87.02        7.5000         0.0962       Actual/360    Amortizing Balloon                          0
  400             87.09        7.6250         0.0962       Actual/360    Fully Amortizing                            0
  401             87.16        8.0000         0.0962       Actual/360    Fully Amortizing                            0
-----------------------------------------------------------------------------------------------------------------------------
  402             87.23        7.0900         0.0962       Actual/360    Amortizing Balloon                          0
  403             87.30        7.5700         0.0462         30/360      Step Payments: Balloon(1)                   0
  404             87.37        7.6200         0.0962       Actual/360    Amortizing Balloon                          0
  405             87.44        7.7500         0.0962       Actual/360    Amortizing Balloon                          0
  406             87.51        7.6900         0.0962       Actual/360    Amortizing Balloon                          0
-----------------------------------------------------------------------------------------------------------------------------
  407             87.57        8.1400         0.0962       Actual/360    Interest-Only then Amortizing (ARD)         23
  408             87.64        7.1250         0.0962         30/360      Fully Amortizing                            0
  409             87.71        7.0200         0.0962         30/360      Amortizing Balloon                          0
  410             87.78        7.3000         0.0962         30/360      Amortizing Balloon                          0
  411             87.84        7.7060         0.0962       Actual/360    Amortizing Balloon                          0
-----------------------------------------------------------------------------------------------------------------------------
  412             87.91        7.0000         0.0962         30/360      Fully Amortizing                            0
  413             87.98        7.4375         0.0962       Actual/360    Fully Amortizing                            0
  414             88.04        7.1700         0.0962       Actual/360    Amortizing (ARD)                            0
  415             88.11        7.5900         0.0962       Actual/360    Amortizing Balloon                          0
  416             88.17        7.1200         0.1462       Actual/360    Amortizing Balloon                          0
-----------------------------------------------------------------------------------------------------------------------------
  417             88.24        7.0000         0.0962       Actual/360    Amortizing Balloon                          0
  418             88.30        7.3300         0.1462       Actual/360    Amortizing Balloon                          0
  419             88.37        7.0000         0.0962       Actual/360    Amortizing Balloon                          0
  420             88.43        7.3000         0.0962       Actual/360    Amortizing (ARD)                            0
  421             88.50        8.1400         0.0962       Actual/360    Interest-Only then Amortizing (ARD)         23
-----------------------------------------------------------------------------------------------------------------------------
  422             88.56        7.5100         0.1562       Actual/360    Amortizing (ARD)                            0
  423             88.63        7.3900         0.0962       Actual/360    Amortizing (ARD)                            0
  424             88.69        7.8750         0.0962       Actual/360    Amortizing Balloon                          0
  425             88.76        7.8400         0.1462       Actual/360    Amortizing Balloon                          0
  426             88.82        7.6250         0.0962         30/360      Step Payments: Fully Amortizing(1)          0
-----------------------------------------------------------------------------------------------------------------------------
  427             88.89        6.7800         0.0962         30/360      Amortizing Balloon                          0
  428             88.95        7.2200         0.0962       Actual/360    Amortizing (ARD)                            0
  429             89.01        7.1800         0.1462       Actual/360    Fully Amortizing                            0
  430             89.08        8.1250         0.1212       Actual/360    Amortizing Balloon                          0
  431             89.14        7.5300         0.0962       Actual/360    Amortizing Balloon                          0
-----------------------------------------------------------------------------------------------------------------------------
  432             89.21        7.4500         0.0462         30/360      Amortizing Balloon                          0
  433             89.27        7.3100         0.0962         30/360      Step Payments: Fully Amortizing(1)          0
  434             89.33        7.5010         0.0962         30/360      Fully Amortizing                            0
  435             89.40        7.0390         0.0962       Actual/360    Amortizing Balloon                          0
  436             89.46        7.9390         0.0962       Actual/360    Amortizing Balloon                          0
-----------------------------------------------------------------------------------------------------------------------------
  437             89.52        7.1700         0.0962         30/360      Fully Amortizing                            0
  438             89.59        7.1700         0.0962         30/360      Fully Amortizing                            0
  439             89.65        7.5600         0.0962         30/360      Amortizing Balloon                          0
  440             89.71        7.6250         0.0962       Actual/360    Amortizing Balloon                          0
  441             89.77        7.0600         0.1462         30/360      Step Payments: Fully Amortizing(3)          0
-----------------------------------------------------------------------------------------------------------------------------
  442             89.84        7.0900         0.0962         30/360      Step Payments: Fully Amortizing(1)          0
  443             89.90        7.2100         0.0962       Actual/360    Amortizing Balloon                          0
  444             89.96        6.8750         0.0962       Actual/360    Amortizing Balloon                          0
  445             90.02        7.1130         0.0962       Actual/360    Amortizing Balloon                          0
  446             90.08        7.1880         0.0962       Actual/360    Amortizing Balloon                          0
-----------------------------------------------------------------------------------------------------------------------------
  447             90.15        7.6900         0.0962         30/360      Step Payments: Fully Amortizing(1)          0
  448             90.21        7.7700         0.0462         30/360      Fully Amortizing                            0
  449             90.27        7.4500         0.1462       Actual/360    Amortizing Balloon                          0
  450             90.33        7.4000         0.1462       Actual/360    Amortizing Balloon                          0
  451             90.39        7.3100         0.1462       Actual/360    Amortizing Balloon                          0
-----------------------------------------------------------------------------------------------------------------------------

                                Original   Remaining
                Remaining       Term to     Term to       Original       Remaining
Control       Interest-Only     Maturity   Maturity     Amortization    Amortization   Origination    Maturity     Balloon
  No.         Period (Mos.)     (Mos.)      (Mos.)       Term (Mos.)     Term (Mos.)      Date         or ARD    Balance ($)
============================================================================================================================
  382               0             240         235            240             235         11/26/97      12/1/17   $  107,927
  383               0             120         119            360             359          3/18/98      4/1/08     2,162,406
  384               0             237         230            237             230          9/25/97      7/1/17             -
  385               0             120         116            300             296         12/29/97      1/1/08     2,024,450
  386               0             239         235            239             235         12/15/97      12/1/17            -
----------------------------------------------------------------------------------------------------------------------------
  387               0             360         357            360             357          1/16/98      2/1/28       223,446
  388               0             120         119            360             359          3/17/98      4/1/08     2,142,257
  389               0             180         175            300             295         11/14/97      12/1/12    1,628,468
  390               0             120         118            360             358          2/12/98      3/1/08     2,153,213
  391               0             180         175            180             175         11/21/97      12/1/12       66,605
----------------------------------------------------------------------------------------------------------------------------
  392               0             120         118            360             358          2/26/98      3/1/08     2,104,954
  393               0             120         118            360             358          2/13/98      3/1/08     2,099,949
  394               0             120         117            360             357          1/12/98      2/1/08     2,083,997
  395               0             120         116            360             356         12/19/97      1/1/08     2,112,871
  396               0             180         175            360             355         11/26/97      12/1/12    1,863,416
----------------------------------------------------------------------------------------------------------------------------
  397               0             120         113            360             353          9/22/97      10/1/07    2,133,162
  398               0             120         114            264             258         10/22/97      11/1/07    1,876,126
  399               0             120         116            240             236         12/18/97      1/1/08     1,662,473
  400               0             240         235            240             235          11/7/97      12/1/17       92,977
  401               0             240         235            240             235         11/26/97      12/1/17      102,748
----------------------------------------------------------------------------------------------------------------------------
  402               0             120         119            360             359          3/9/98       4/1/08     2,050,445
  403               0             235         232            283             280         12/16/97      9/1/17       733,651
  404               0             240         236            300             296         12/29/97      1/1/18       975,171
  405               0             180         175            360             355         11/24/97      12/1/12    1,845,732
  406               0             120         118            360             358          2/18/98      3/1/08     2,064,638
----------------------------------------------------------------------------------------------------------------------------
  407               13            120         110            360             360          6/16/97      7/1/07     2,145,715
  408               0             234         230            234             230         12/22/97      7/1/17             -
  409               0             120         117            360             357          1/14/98      2/1/08     1,996,076
  410               0             120         117            300             297          1/12/98      2/1/08     1,823,634
  411               0             120         116            360             356         12/29/97      1/1/08     2,030,532
----------------------------------------------------------------------------------------------------------------------------
  412               0             239         236            239             236          1/9/98       1/1/18             -
  413               0             180         178            180             178          2/9/98       3/1/13        48,075
  414               0             180         177            360             357          1/22/98      2/1/13     1,741,109
  415               0             240         239            300             299          3/18/98      4/1/18       933,871
  416               0             120         118            360             358          2/9/98       3/1/08     1,969,220
----------------------------------------------------------------------------------------------------------------------------
  417               0             120         119            360             359          3/12/98      4/1/08     1,940,024
  418               0             120         118            360             358          2/19/98      3/1/08     1,957,988
  419               0             84           79            360             355          11/3/97      12/5/04    2,047,806
  420               0             120         118            300             298          2/25/98      3/1/08     1,785,024
  421               13            120         110            360             360          6/16/97      7/1/07     2,032,977
----------------------------------------------------------------------------------------------------------------------------
  422               0             120         118            360             358          2/10/98      3/1/08     1,944,875
  423               0             120         118            360             358          2/17/98      3/1/08     1,938,965
  424               0             180         179            264             263          3/12/98      4/1/13     1,193,735
  425               0             120         118            300             298          2/13/98      3/1/08     1,805,873
  426               0             176         173            176             173          1/12/98      10/1/12            -
----------------------------------------------------------------------------------------------------------------------------
  427               0             120         118            300             298          2/19/98      3/1/08     1,719,176
  428               0             120         116            360             356          12/9/97      1/1/08     1,929,125
  429               0             240         238            240             238          2/20/98      3/1/18        77,120
  430               0             120         115            300             295         11/21/97      12/1/07    1,819,497
  431               0             120         119            360             359          3/6/98       4/1/08     1,932,269
----------------------------------------------------------------------------------------------------------------------------
  432               0             233         230            260             257          1/28/98      7/1/17       419,467
  433               0             236         233            236             233          1/9/98       10/1/17            -
  434               0             144         142            144             142          2/27/98      3/1/10             -
  435               0             120         117            360             357          1/29/98      2/1/08     1,884,854
  436               0             120         115            360             355         11/25/97      12/1/07    1,928,565
----------------------------------------------------------------------------------------------------------------------------
  437               0             232         231            232             231          3/13/98      8/1/17             -
  438               0             237         236            237             236          3/3/98       1/1/18             -
  439               0             120         117            360             357          1/14/98      2/1/08     1,868,550
  440               0             120         115            360             355          11/4/97      12/1/07    1,905,004
  441               0             160         159            160             159          3/11/98      8/1/11             -
----------------------------------------------------------------------------------------------------------------------------
  442               0             236         233            236             233          1/9/98       10/1/17            -
  443               0             120         120            240             240          4/3/98       5/1/08     1,458,149
  444               0             120         120            360             360          4/3/98       5/1/08     1,843,340
  445               0             120         114            360             354         10/30/97      11/1/07    1,856,071
  446               0             120         115            360             355          11/5/97      12/1/07    1,853,343
----------------------------------------------------------------------------------------------------------------------------
  447               0             237         234            237             234          1/29/98      11/1/17            -
  448               0             233         223            233             223          6/28/97      12/1/16            -
  449               0             120         119            360             359          3/18/98      4/1/08     1,853,360
  450               0             120         119            360             359          3/31/98      4/1/08     1,851,007
  451               0             120         119            360             359          3/25/98      4/1/08     1,846,753
----------------------------------------------------------------------------------------------------------------------------

                                                                                                    Annual
Control                                                                                              Debt                  Net
  No.         Property Type                   Prepayment Provisions                               Service ($)         Cash Flow ($)
=================================================================================================================================
  382         Hotel - Limited Service         L(2.42),D(17.08),O(.5)                               $250,932             $378,175
  383         Multifamily                     L(4),D(5.75),O(.25)                                   198,793              263,445
  384         Retail - Anchored               L(10),D(9.25),O(.5)                                   243,453              288,529
  385         Health Care - Skilled Nursing   L(4),D(5.75),O(.25)                                   224,333              360,397
  386         CTL                             L(10),YM1%(9.9167)                                    235,872              242,948
---------------------------------------------------------------------------------------------------------------------------------
  387         Mixed Use                       L(4),D(25.75),O(.25)                                  200,978              290,759
  388         Retail - Unanchored             L(4),YM1%(5.5),O(.5)                                  197,379              286,136
  389         Self Storage                    L(4),YM1%(10.75),O(.25) or D(Borr)                    225,401              307,465
  390         Office                          L(4),D(5.5),O(.5)                                     201,158              316,781
  391         Hotel - Limited Service         L(5),D(9.75),O(.25)                                   291,672              547,540
---------------------------------------------------------------------------------------------------------------------------------
  392         Multifamily                     L(4),D(5.83),O(.17)                                   195,510              277,681
  393         Office                          L(4),D(5.75),O(.25)                                   193,739              243,972
  394         Mixed Use                       L(4),YM1%(4),O(2)                                     201,768              275,138
  395         Multifamily                     L(4),D(5.75),O(.25)                                   198,914              280,182
  396         Multifamily                     L(2),YM1%(6),4(1),3(1),2(1),1(1),O(3)                 198,032              279,861
---------------------------------------------------------------------------------------------------------------------------------
  397         Retail - Anchored               L(4),D(5.83),O(.17)                                   206,327              317,930
  398         Hotel - Limited Service         L(4),YM1%(5.75),O(.25) or D(Borr)                     248,525              351,023
  399         Industrial                      L(4),D(5.75),O(.25)                                   232,011              305,530
  400         Hotel - Limited Service         L(5),D(14.75),O(.25)                                  234,217              332,581
  401         Hotel - Limited Service         L(5),5(2),4(2),3(2),2(2),1(2),O(5) or D(Borr)         238,887              338,009
---------------------------------------------------------------------------------------------------------------------------------
  402         Retail - Anchored               L(4),YM1%(5.75),O(.25) or D(Borr)                     188,920              268,087
  403         CTL                             L(10),D(9.58)                                       Step Loan              221,361
  404         Self Storage                    L(4),D(15.75),O(.25)                                  210,602              283,620
  405         Multifamily                     L(4),YM1%(10.75),O(.25)                               200,653              250,121
  406         Office                          D(9.5),O(.5)                                          198,723              274,262
---------------------------------------------------------------------------------------------------------------------------------
  407         Multifamily                     L(2),YM1%(3),5(1),4(1),3(1),2(1),1(.5),O(.5)          207,182(2)           263,762
  408         CTL                             L(8),D(11.5)                                          222,261              233,375
  409         Multifamily                     L(4),YM1%(4),O(2)                                     185,994              248,014
  410         Retail - Unanchored             L(4),YM1%(4),O(2)                                     200,385              262,649
  411         Retail - Unanchored             L(4),D(5.83),O(.17)                                   195,821              291,672
---------------------------------------------------------------------------------------------------------------------------------
  412         CTL                             L(8),D(11.92)                                         212,064              332,797
  413         Industrial                      L(6),D(8.75),O(.25)                                   252,106              562,854
  414         Multifamily                     L(2.33),D(12.17),O(.5)                                183,537              220,802
  415         Hotel - Limited Service         L(4),D(16)                                            201,111              282,531
  416         Multifamily                     L(4),D(5.75),O(.25)                                   181,813              259,759
---------------------------------------------------------------------------------------------------------------------------------
  417         Multifamily                     L(2),D(7.50),O(.50)                                   177,556              255,934
  418         Office                          L(4),YM1%(5.5),O(.5)                                  183,592              241,434
  419         Multifamily                     L(3),D(3.83),O(.17)                                   177,636              294,403
  420         Retail - Unanchored             L(4),D(5.75),O(.25)                                   192,544              284,574
  421         Multifamily                     L(2),YM1%(3),5(1),4(1),3(1),2(1),1(.5),O(.5)          196,297(2)           337,453
---------------------------------------------------------------------------------------------------------------------------------
  422         Retail - Unanchored             L(5),D(4.5),O(.5)                                     184,773              255,217
  423         Multifamily                     L(4),D(5.5),O(.5)                                     182,608              373,611
  424         Hotel - Limited Service         L(5),D(9.75),O(.25)                                   210,727              347,012
  425         Hotel - Limited Service         L(4),D(5.75),O(.25)                                   200,969              309,454
  426         CTL                             L(8),D(6.67)                                        Step Loan              243,956
---------------------------------------------------------------------------------------------------------------------------------
  427         Multifamily                     L(7),D(2.5),O(.5)                                     182,901              289,444
  428         Retail - Unanchored             L(4),D(5.5),O(.5)                                     179,558              232,628
  429         Multifamily                     L(7),D(12.75),O(.25)                                  207,541              251,329
  430         Mixed Use                       L(5),YM1%(4.75),O(.25)                                205,950              283,461
  431         Office                          L(4),D(5.75),O(.25)                                   183,873              229,732
---------------------------------------------------------------------------------------------------------------------------------
  432         CTL                             L(10),D(9.42)                                         203,068              205,095
  433         CTL                             L(8),YM1%(11.67)                                    Step Loan              188,318
  434         Industrial                      L(4),D(7.83),O(.17)                                   275,428              362,956
  435         Multifamily                     L(4),D(5.83),O(.17)                                   173,126              265,303
  436         Office                          L(4),D(5.83),O(.17)                                   189,091              242,886
---------------------------------------------------------------------------------------------------------------------------------
  437         CTL                             L(4),D(15.33)                                         206,243              229,936
  438         CTL                             L(4),D(15.75)                                         203,825              227,242
  439         Industrial                      L(4),YM1%(4),O(2)                                     181,458              259,668
  440         Multifamily                     L(4),YM1%(5.75),O(.25)                                182,611              245,416
  441         Office                          L(4),D(8.83),O(.5)                                  Step Loan              310,698
---------------------------------------------------------------------------------------------------------------------------------
  442         CTL                             L(8),YM1(11.67)                                     Step Loan              224,201
  443         Retail - Anchored               L(4),D(5.75),O(.25)                                   200,928              261,023
  444         Multifamily                     L(5),D(5)                                             167,123              232,311
  445         Multifamily                     L(4),D(5.83),O(.17)                                   171,390              253,757
  446         Retail - Anchored               L(4),D(5.83),O(.17)                                   172,070              270,178
---------------------------------------------------------------------------------------------------------------------------------
  447         CTL                             L(8),YM1%(11.5),O(.25)                              Step Loan              187,488
  448         CTL                             L(10),D(8.92),O(.5)                                   213,928              220,346
  449         Retail - Anchored               L(4),YM1%(5.75),O(.25)                                175,340              225,707
  450         Retail - Anchored               L(4),D(5.5),O(.5)                                     174,480              221,479
  451         Retail - Unanchored             L(5),D(4.5),O(.5)                                     172,935              265,626
---------------------------------------------------------------------------------------------------------------------------------

                                                                                                Underwritten
                                                                                                Hospitality
                                                                  Cut-off      Scheduled          Average
Control                        Appraised        Appraisal          Date       Maturity Date        Daily               Year
  No.           DSCR (x)       Value ($)          Year            LTV (%)        LTV (%)          Rate ($)             Built
=================================================================================================================================
  382            1.51x        $3,750,000          1997             66.1%           2.9%            $45.25              1972
  383            1.33          3,100,000          1997             79.8           69.8                                 1987
  384            1.19          2,970,000          1997             83.1            0.0                                 1997
  385            1.61          3,300,000          1997             74.7           61.4                                 1974
  386            NAP           2,825,000          1997             NAP             0.0                                 1997
---------------------------------------------------------------------------------------------------------------------------------
  387            1.45          3,300,000          1997             74.4            6.8                                 1882
  388            1.45          3,300,000          1997             74.2           64.9                                 1990
  389            1.36          3,300,000          1997             74.2           49.4                               1983,1986
  390            1.57          3,300,000          1997             74.1           65.3                                1924-28
  391            1.88          3,500,000          1997             69.1            1.9              34.00              1966
---------------------------------------------------------------------------------------------------------------------------------
  392            1.42          2,990,000          1998             80.2           70.4                                 1973
  393            1.26          3,500,000          1998             68.5           60.0                                 1972
  394            1.36          3,350,000          1997             71.5           62.2                                 1986
  395            1.41          3,100,000          1997             77.2           68.2                                 1997
  396            1.41          3,550,000          1997             67.4           52.5                                 1983
---------------------------------------------------------------------------------------------------------------------------------
  397            1.54          3,200,000          1997             74.7           66.7                                 1996
  398            1.41          3,800,000          1997             62.7           49.4              37.00              1976
  399            1.32          3,400,000          1997             70.1           48.9                                1946,93
  400            1.42          4,200,000          1997             56.6            2.2              56.50              1995
  401            1.41          3,400,000          1997             69.4            3.0              42.00              1987
---------------------------------------------------------------------------------------------------------------------------------
  402            1.42          3,125,000          1998             75.0           65.6                                 1980
  403            NAP           2,400,000          1997             NAP            30.6                                 1997
  404            1.35          3,150,000          1997             74.3           31.0                                 1990
  405            1.25          3,410,000          1997             68.2           54.1                                 1986
  406            1.38          3,100,000          1998             74.9           66.6                                1996-97
---------------------------------------------------------------------------------------------------------------------------------
  407            1.27          3,650,000          1997             63.6           58.8                                 1979
  408            NAP           2,775,000          1997             NAP             0.0                                 1997
  409            1.33          3,100,000          1997             74.8           64.4                                 1964
  410            1.31          3,200,000          1997             71.6           57.0                                 1989
  411            1.49          3,050,000          1997             74.8           66.6                                 1982
---------------------------------------------------------------------------------------------------------------------------------
  412            NAP           3,850,000          1997             NAP             0.0                                 1997
  413            2.23          5,850,000          1997             38.7            0.8                                 1981
  414            1.20          2,900,000          1997             77.7           60.0                                 1967
  415            1.40          4,650,000          1998             48.3           20.1              53.50              1973
  416            1.43          3,050,000          1998             73.7           64.6                                 1962
---------------------------------------------------------------------------------------------------------------------------------
  417            1.44          2,780,000          1998             79.9           69.8                                 1970
  418            1.32          3,000,000          1997             74.1           65.3                                 1989
  419            1.66          3,310,000          1997             67.0           61.9                                 1973
  420            1.48          3,100,000          1998             71.1           57.6                                 1979
  421            1.72          2,750,000          1997             80.0           73.9                                 1961
---------------------------------------------------------------------------------------------------------------------------------
  422            1.38          3,000,000          1997             73.2           64.8                                 1983
  423            2.05          4,545,000          1997             48.3           42.7                               1910-1930
  424            1.65          3,400,000          1997             64.6           35.1              53.35              1995
  425            1.54          3,100,000          1997             70.8           58.3              36.12              1966
  426            NAP           2,550,000          1997             NAP             0.0                                 1997
---------------------------------------------------------------------------------------------------------------------------------
  427            1.58          3,050,000          1997             72.0           56.4                                1961,63
  428            1.30          2,975,000          1997             73.7           64.8                                 1997
  429            1.21          3,150,000          1997             69.6            2.5                                 1968
  430            1.38          4,600,000          1997             47.6           39.6                                 1920
  431            1.25          2,800,000          1997             78.0           69.0                                 1989
---------------------------------------------------------------------------------------------------------------------------------
  432            NAP           2,300,000          1997             NAP            18.2                                 1997
  433            NAP           2,180,000          1997             NAP             0.0                                 1997
  434            1.32          2,900,000          1997             74.4            0.0                                 1995
  435            1.53          2,700,000          1997             79.8           69.8                                 1971
  436            1.28          2,875,000          1997             74.9           67.1                                 1983
---------------------------------------------------------------------------------------------------------------------------------
  437            NAP           2,275,000          1998             NAP             0.0                                 1997
  438            NAP           2,460,000          1998             NAP             0.0                                 1998
  439            1.43          3,100,000          1997             69.2           60.3                                 1989
  440            1.34          2,825,000          1997             75.8           67.4                                 1968
  441            1.10          3,400,000          1997             63.0            0.0                                1981-97
-----------------------------------------------------------------------------------------------------------------------------
  442            NAP           2,480,000          1997             NAP             0.0                                 1997
  443            1.30          2,850,000          1997             74.6           51.2                                 1996
  444            1.39          2,650,000          1998             80.0           69.6                                 1971
  445            1.48          2,830,000          1997             74.7           65.6                                 1988
  446            1.57          3,740,000          1997             56.3           49.6                                 1992
---------------------------------------------------------------------------------------------------------------------------------
  447            NAP           2,170,000          1997             NAP             0.0                                 1997
  448            NAP           2,450,000          1997             NAP             0.0                                 1996
  449            1.29          2,800,000          1997             74.9           66.2                               1960,1965
  450            1.27          2,650,000          1997             79.2           69.9                                 1997
  451            1.54          3,600,000          1998             58.3           51.3                                 1979
---------------------------------------------------------------------------------------------------------------------------------

                              Sq. Ft.,              Loan per
                               Units             Sq. Ft., Units                                            Underwritten
Control          Year        Bed, Pad               Bed, Pad            Occupancy        Rent Roll         Replacement
  No.          Renovated      or Room             or Rooms ($)        Percentage (%)        Date           Reserves ($)     per
===================================================================================================================================
  382            1983          151 Rooms          $ 16,556.29              NAP               NAP       4% of Gross Revenue  Room
  383            N/A           100 Units            24,750.00              97.0%           12/1/97                 $233.00  Unit
  384            N/A        13,905 Sq. Ft.             179.79             100.0             5/1/98                    0.25  Sq. Ft.
  385            1987          120 Beds             20,625.00              83.3            10/31/97                 225.00  Bed
  386            N/A        13,905 Sq. Ft.             178.24             100.0             5/1/98                    0.15  Sq. Ft.
-----------------------------------------------------------------------------------------------------------------------------------
  387            1996        7,865 Sq. Ft.             312.78             100.0             1/1/98                    0.60  Sq. Ft.
  388            N/A        21,408 Sq. Ft.             114.44             100.0            12/1/97                    0.15  Sq. Ft.
  389            N/A           868 Units             2,834.10              99.6             3/1/98                    7.00  Unit
  390            1970       98,011 Sq. Ft.              25.00              87.1             1/1/98                    0.20  Sq. Ft.
  391            1996          144 Rooms            17,013.89              NAP               NAP       4% of Gross Revenue  Room
-----------------------------------------------------------------------------------------------------------------------------------
  392            N/A            52 Units            46,153.85             100.0            11/12/97                 206.19  Unit
  393            N/A        31,334 Sq. Ft.              76.59             100.0             1/29/98                   0.20  Sq. Ft.
  394            1989       53,752 Sq. Ft.              44.65              99.1            11/1/97                    0.11  Sq. Ft.
  395            N/A            24 Units           100,000.00             100.0            12/18/97                 250.00  Unit
  396            N/A           119 Units            20,168.07              94.1            10/20/97                 309.00  Unit
-----------------------------------------------------------------------------------------------------------------------------------
  397            N/A        33,877 Sq. Ft.              70.84             100.0             7/31/97                   0.13  Sq. Ft.
  398            1991          206 Rooms            11,650.49              NAP               NAP       4% of Gross Revenue  Room
  399            1970       67,274 Sq. Ft.              35.68             100.0             8/1/97                    0.25  Sq. Ft.
  400            N/A            79 Rooms            30,379.75              NAP               NAP       4% of Gross Revenue  Room
  401            N/A            83 Rooms            28,674.70              NAP               NAP       4% of Gross Revenue  Room
-----------------------------------------------------------------------------------------------------------------------------------
  402            1996       44,500 Sq. Ft.              52.70             100.0             4/2/98                    0.10  Sq. Ft.
  403            N/A        10,908 Sq. Ft.             215.29             100.0             5/1/98                    0.25  Sq. Ft.
  404            1998          581 Units             4,044.75              99.7            11/19/97                  14.00  Unit
  405            N/A           144 Units            16,208.33              98.0             8/22/97                 220.00  Unit
  406            N/A        19,687 Sq. Ft.             118.10             100.0             1/29/98                   0.25  Sq. Ft.
-----------------------------------------------------------------------------------------------------------------------------------
  407            N/A           192 Units            12,093.75              82.2             3/26/97                 175.00  Unit
  408            N/A        15,930 Sq. Ft.             146.82             100.0             5/1/98                    0.20  Sq. Ft.
  409            1997          117 Units            19,871.79              97.4            11/1/97                  225.00  Unit
  410            N/A        29,800 Sq. Ft.              77.18             100.0             3/10/98                   0.18  Sq. Ft.
  411            N/A        30,169 Sq. Ft.              75.82              99.0            12/18/97                   0.41  Sq. Ft.
-----------------------------------------------------------------------------------------------------------------------------------
  412            N/A        12,154 Sq. Ft.             187.18             100.0             5/1/98                    0.15  Sq. Ft.
  413            N/A       285,000 Sq. Ft.               7.98             100.0             2/8/97                    0.05  Sq. Ft.
  414          1994-97          66 Units            34,242.42             100.0             8/1/97                  225.00  Unit
  415            1997           99 Rooms            22,727.27              NAP               NAP       4% of Gross Revenue  Room
  416            N/A            66 Units            34,090.91             100.0            12/30/97                 289.23  Unit
-----------------------------------------------------------------------------------------------------------------------------------
  417            N/A            79 Units            28,151.90              94.5            12/22/97                 250.00  Unit
  418            N/A        18,054 Sq. Ft.             123.24             100.0             2/2/98                    0.15  Sq. Ft.
  419            N/A            96 Units            23,177.08             100.0             8/31/97                 310.00  Unit
  420            N/A        36,007 Sq. Ft.              61.38              93.9             2/1/98                    0.15  Sq. Ft.
  421            N/A           125 Units            17,600.00              91.2             6/16/97                 175.00  Unit
-----------------------------------------------------------------------------------------------------------------------------------
  422            N/A        36,069 Sq. Ft.              60.99              91.0            11/1/97                    0.20  Sq. Ft.
  423            N/A           107 Units            20,560.75              99.0            12/1/97                  252.34  Unit
  424            N/A            59 Rooms            37,288.14              NAP               NAP       4% of Gross Revenue  Room
  425            N/A           105 Rooms            20,952.38              NAP               NAP       4% of Gross Revenue  Room
  426            N/A        30,936 Sq. Ft.              71.45             100.0             5/1/98                    0.10  Sq. Ft.
-----------------------------------------------------------------------------------------------------------------------------------
  427            N/A           106 Units            20,754.72              94.3            12/1/97                  250.00  Unit
  428            N/A        17,000 Sq. Ft.             129.41             100.0            10/24/97                   0.10  Sq. Ft.
  429            1997          150 Units            14,666.67              93.3            12/31/97                 242.25  Unit
  430            1970       26,334 Sq. Ft.              83.54              68.3            11/15/97                   0.52  Sq. Ft.
  431            N/A        17,158 Sq. Ft.             127.35             100.0             3/3/98                    0.19  Sq. Ft.
-----------------------------------------------------------------------------------------------------------------------------------
  432            N/A        13,905 Sq. Ft.             156.81             100.0             5/1/98                    0.25  Sq. Ft.
  433            N/A         9,505 Sq. Ft.             228.76             100.0             5/1/98                    0.30  Sq. Ft.
  434            1996       80,000 Sq. Ft.              27.19             100.0            12/16/97                   0.10  Sq. Ft.
  435            N/A            81 Units            26,666.67             100.0            11/30/97                 293.00  Unit
  436            1995       31,140 Sq. Ft.              69.36             100.0            10/1/97                    0.21  Sq. Ft.
-----------------------------------------------------------------------------------------------------------------------------------
  437            N/A        12,213 Sq. Ft.             176.40             100.0             5/1/98                    0.20  Sq. Ft.
  438            N/A        11,288 Sq. Ft.             190.47             100.0             5/1/98                    0.20  Sq. Ft.
  439            N/A        45,000 Sq. Ft.              47.78             100.0             3/10/98                   0.10  Sq. Ft.
  440            N/A            93 Units            23,118.28              93.5             9/1/97                  260.00  Unit
  441            1997       35,031 Sq. Ft.              61.45             100.0             2/24/98                   0.13  Sq. Ft.
-----------------------------------------------------------------------------------------------------------------------------------
  442            N/A        10,908 Sq. Ft.             195.66             100.0             5/1/98                      --  Sq. Ft.
  443            N/A        15,000 Sq. Ft.             141.67             100.0             8/15/97                   0.11  Sq. Ft.
  444            1994           66 Units            32,121.21              99.0             1/31/98                 292.00  Unit
  445            N/A            37 Units            57,364.86             100.0             9/1/97                  364.22  Unit
  446            N/A        25,217 Sq. Ft.              83.87              90.0             8/13/97                   0.14  Sq. Ft.
-----------------------------------------------------------------------------------------------------------------------------------
  447            N/A        10,908 Sq. Ft.             193.72             100.0             5/1/98                    0.30  Sq. Ft.
  448            N/A        13,905 Sq. Ft.             153.71             100.0             5/1/98                    0.27  Sq. Ft.
  449            N/A        20,812 Sq. Ft.             100.90             100.0             1/13/98                   0.20  Sq. Ft.
  450            N/A        26,344 Sq. Ft.              79.71             100.0            11/6/97                    0.15  Sq. Ft.
  451            N/A        40,191 Sq. Ft.              52.25              88.5             2/1/98                    0.36  Sq. Ft.
-----------------------------------------------------------------------------------------------------------------------------------

                                        Largest Tenant                                               2nd Largest Tenant
            ------------------------------------------------------------------------    -----------------------------------------
                                                              Tenant                                                    Tenant
Control                                                     Area Leased       Lease                                   Area Leased
  No.       Tenant Name                                      (Sq. Ft.)      Exp Date    Tenant Name                    (Sq. Ft.)
=================================================================================================================================
  382
  383
  384       Walgreens                                         13,905         4/13/57
  385
  386       Walgreen Company                                  13,905         9/30/57
---------------------------------------------------------------------------------------------------------------------------------
  387       Kushner (1st Flr.)                                 1,725          9/1/02    Fellini's Corp (Street Level)     1,700
  388       Chapparone Auto                                    9,720         7/31/11    Brake World                       5,688
  389
  390       Holy Cross Care Services                          12,935        10/14/02    Legal Services Program           10,653
  391
---------------------------------------------------------------------------------------------------------------------------------
  392
  393       McGuire Company                                    3,949         6/30/99    McGuire & Associates              2,076
  394       Self Storage Units                                43,560          4/5/19    Carpets by Denny Lee              4,368
  395
  396
---------------------------------------------------------------------------------------------------------------------------------
  397       Family  Bargin Center                              8,064         2/28/03    Ici Paints                        7,220
  398
  399       Proclinical                                       58,221        12/31/03    Conrex                            4,723
  400
  401
---------------------------------------------------------------------------------------------------------------------------------
  402       Associated Grocers, Incorporated                  44,500          6/1/16
  403       Eckerd                                            10,908         9/20/17
  404
  405
  406       Component Design Marketing                         4,396        10/31/01    Florida Physicians                2,684
---------------------------------------------------------------------------------------------------------------------------------
  407
  408       Walgreens Co.                                     15,930         8/29/17
  409
  410       Wilson Young & Scheide Co.                         6,400         8/31/99    Healthy Options, Inc.             3,360
  411       Serve-Rite Drugs                                   6,020         1/31/02    Alta Med                          5,502
---------------------------------------------------------------------------------------------------------------------------------
  412       Bond Drug Company of Illinois                     12,154        10/31/57
  413       Warehouse Specialists, Inc.                      285,000          3/1/13
  414
  415
  416
---------------------------------------------------------------------------------------------------------------------------------
  417
  418       Broughton Ball, Inc.                               6,730          2/1/01    Softshare                         6,824
  419
  420       Principe Azul                                      5,200        12/31/99    Hillcroft Newstand                3,445
  421
---------------------------------------------------------------------------------------------------------------------------------
  422       CVS                                                9,000        11/30/98    Ichiban, Inc. (Restaurant)        4,197
  423
  424
  425
  426       Office Depot, Inc.                                30,936        12/31/12
---------------------------------------------------------------------------------------------------------------------------------
  427
  428       Sneaker Stadium                                   17,000         1/31/18
  429
  430       Lifetime Inc.                                      2,300         3/31/00    Monami Trading                    1,300
  431       ALCOTT Inc.                                       17,158          3/3/18
---------------------------------------------------------------------------------------------------------------------------------
  432       Walgreen Co.                                      13,905         6/30/31
  433       Eckerd Corporation                                 9,505         11/8/17
  434       Capitol Warehousing                                8,000        11/30/15
  435
  436       Department Of Corrections - State Of Utah         31,140        11/30/01
---------------------------------------------------------------------------------------------------------------------------------
  437       Rite Aid of Virginia, Inc.                        12,213         8/31/17
  438       Rite Aid of Virginia, Inc.                        11,288         1/31/18
  439       California Microwave                              45,000        12/31/99
  440
  441       Federal Aviation Administration                   29,170         9/30/17    FAA Airports District Office      5,861
---------------------------------------------------------------------------------------------------------------------------------
  442       Eckerd Corporation                                10,908         12/3/17
  443       Shaw Retail Properties                             6,000         8/14/06    Men's Warehouse                   4,500
  444
  445
  446       Jack In The Box                                    3,915         9/30/12    Boston Market                     3,416
---------------------------------------------------------------------------------------------------------------------------------
  447       Eckerd Corporation                                10,908        12/28/17
  448       Walgreens                                         13,905        12/31/56
  449       Walgreens                                         11,879         6/30/02    Hibernia Savings Bank             2,200
  450       Target (Shadow)                                      NAV             NAV    Pet Smart                        26,344
  451       Lakeview Restaurant                                4,658         6/30/04    Kaiser Foundation                 3,773
---------------------------------------------------------------------------------------------------------------------------------

          2nd Largest Tenant                               3rd Largest Tenant
          ------------------       ------------------------------------------------------------------
                                                                      Tenant
Control              Lease                                          Area Leased                Lease      Control
  Nos.              Exp Date       Tenant Name                       (Sq. Ft.)                Exp Date      No.
=================================================================================================================
  382                                                                                                       382
  383                                                                                                       383
  384                                                                                                       384
  385                                                                                                       385
  386                                                                                                       386
-----------------------------------------------------------------------------------------------------------------
  387               12/31/01       Biologique (3rd Flr)                1,475                  7/31/01       387
  388                5/31/03       Precision Tune                      3,000                  3/31/01       388
  389                                                                                                       389
  390                5/1/02        The Executive Suite                 7,319                  1/1/03        390
  391                                                                                                       391
-----------------------------------------------------------------------------------------------------------------
  392                                                                                                       392
  393                6/30/99       McGuire Company                     1,844                  6/30/00       393
  394               12/31/99       Professional Details                2,464                 12/31/99       394
  395                                                                                                       395
  396                                                                                                       396
-----------------------------------------------------------------------------------------------------------------
  397               12/31/01       Super Silk                          6,014                 11/30/01       397
  398                                                                                                       398
  399               10/31/98       Chemical seperators                 2,200                  8/31/00       399
  400                                                                                                       400
  401                                                                                                       401
-----------------------------------------------------------------------------------------------------------------
  402                                                                                                       402
  403                                                                                                       403
  404                                                                                                       404
  405                                                                                                       405
  406               12/31/01       Allergy Care Center                 2,023                  2/28/06       406
-----------------------------------------------------------------------------------------------------------------
  407                                                                                                       407
  408                                                                                                       408
  409                                                                                                       409
  410               10/31/01       Nurturing Car Learning              3,200                 11/30/98       410
  411                3/31/00       Chief Auto Parts                    4,868                  4/30/01       411
-----------------------------------------------------------------------------------------------------------------
  412                                                                                                       412
  413                                                                                                       413
  414                                                                                                       414
  415                                                                                                       415
  416                                                                                                       416
-----------------------------------------------------------------------------------------------------------------
  417                                                                                                       417
  418                5/1/00        Shadoweastern, Inc                  2,763                  8/1/00        418
  419                                                                                                       419
  420                2/28/01       Super One Hour Cleaners             2,600                 12/31/98       420
  421                                                                                                       421
-----------------------------------------------------------------------------------------------------------------
  422               11/30/98       Sound Deals, Inc.                   3,600                  4/30/99       422
  423                                                                                                       423
  424                                                                                                       424
  425                                                                                                       425
  426                                                                                                       426
-----------------------------------------------------------------------------------------------------------------
  427                                                                                                       427
  428                                                                                                       428
  429                                                                                                       429
  430                8/31/99       New York Accessories Inc.           1,200                  5/1/00        430
  431                                                                                                       431
-----------------------------------------------------------------------------------------------------------------
  432                                                                                                       432
  433                                                                                                       433
  434                                                                                                       434
  435                                                                                                       435
  436                                                                                                       436
-----------------------------------------------------------------------------------------------------------------
  437                                                                                                       437
  438                                                                                                       438
  439                                                                                                       439
  440                                                                                                       440
  441                9/30/01                                                                                441
-----------------------------------------------------------------------------------------------------------------
  442                                                                                                       442
  443                8/18/09       LA Cellular                         2,500                  8/18/02       443
  444                                                                                                       444
  445                                                                                                       445
  446                              Green Burrito                       1,960                                446
-----------------------------------------------------------------------------------------------------------------
  447                                                                                                       447
  448                                                                                                       448
  449               11/30/05       Dorothy Jean's Bakery               1,890                 12/31/01       449
  450                1/31/18                                                                                450
  451                1/31/99       Cobblestone Liquor                  3,200                 11/30/98       451
-----------------------------------------------------------------------------------------------------------------


22 & 23 & 24

Control
  No.         Property Name                                                Address
=======================================================================================================================
   452        Villa d'Venus                                                3124 Lake Villa Drive
   453        Eckerd Drugs                                                 State Route 211 and Blumel Road
   454        3848-3870 East Foothill Boulevard (East Pasadena)            3848-3870 East Foothill Boulevard
   455        Westporte Apartments                                         2805 Larchmont Lane
   456        Best Western St. Augustine                                   2445 State Road 16
-----------------------------------------------------------------------------------------------------------------------
   457        Nalley Valley Self Storage                                   2201 S. Tacoma Way
   458        Woodley Apartments                                           7035  Woodley Avenue
   459        Hidden Park Apartments                                       10613  Lookaway Drive
   460        Saum Apartments                                              1919  South Grand Boulevard
   461        Days Inn/Kingsland                                           1050 East King Avenue
-----------------------------------------------------------------------------------------------------------------------
   462        P Street                                                     1743 P Street
   463        Canoga Apartments                                            10400  East Canoga Avenue
   464        Rite Aid Pharmacy (Liberty)                                  Route 52
   465        Woodway Apartments                                           2895 Dorthy Jeanie Drive
   466        CVS Pharmacy (Philadelphia)                                  1099 Washington Avenue
-----------------------------------------------------------------------------------------------------------------------
   467        Eckerd Wildwood                                              4201 Atlantic Ave.
   468        Arrow Press Properties                                       52-60  West 200 South Street
   469        Northbrook Apartments                                        584 East Bullard Ave.
   470        Best Western Statesville                                     1121 Morland Drive
   471        CVS Drug Store (Martinsville)                                S.R. 39 & Randolph Street
-----------------------------------------------------------------------------------------------------------------------
   472        Sunnyside Acres Mobile Home Park                             905 West Sunnyside Road
   473        Auto/Retail Facility (Lauderhill)                            6440 W. Commercial Boulevard
   474        Campostella Corners Shopping Center                          South Military Highway/Campostella Road
   475        Shops at State Bridge                                        5950 State Bridge Road
   476        901 W. Jackson Boulevard                                     901  W Jackson Boulevard
-----------------------------------------------------------------------------------------------------------------------
   477        155 North Beacon Street                                      155 North Beacon Street
   478        Eckerd Oviedo                                                Mitchell Hammock & Lockwood
   479        Fairfield Inn (Musselman-Mt.Sterling)                        105 Stone Trace Drive
   480        Hampton Inn (Musselman-Elizabethtown)                        1035 Executive Drive
   481        Stone Pine Center                                            20-40  Stone Pine Road
-----------------------------------------------------------------------------------------------------------------------
   482        CVS Pharmacy (Vernon)                                        142 Talcottville Road
   483        Shannon Square                                               3605-45 Library Road
   484        The Aspens                                                   10130 Donner Trail Road
   485        Casa Del Sol                                                 951-969 Contra Costa Blvd.
   486        Newtonian Gardens                                            70 West End Avenue
-----------------------------------------------------------------------------------------------------------------------
   487        Rite Aid Gaylord                                             419 Main Street
   488        Springwood Village Shopping Center                           6-48  West 7200 South
   489        Bella Mar                                                    825 Ocean Avenue
   490        Amerihost Inn - Macomb                                       1646 North Lafayette
   491        Amerihost Inn-Lancaster                                      1721 River Valley Circle North
-----------------------------------------------------------------------------------------------------------------------
   492        Amerihost Inn - Logan                                        12819 State Road 664
   493        Amerihost Inn- Jeffersonville                                11431 Allen Road NW
   494        Eckerd Drug Store (Jacksonville)                             NWC Southside Boulevard and Touchton Road
   495        CVS Brazil                                                   SEC Forest Ave & National Ave
   496        Gardner Plaza                                                Pearson Boulevard
-----------------------------------------------------------------------------------------------------------------------
   497        Lobo Canyon Shopping Center                                  700 East Roosevelt Ave.
   498        Officemax Free-Standing Retail/Commercial Building           South Side of Route 611
   499        Saint Charles Place                                          2199 Southwest 81st Ave.
   500        The In-Line Retail Shop Space (Peoria)                       8940 and 8960 West Bell Road
   501        Western Hills Shopping Center                                Highway 105 West
-----------------------------------------------------------------------------------------------------------------------
   502        Eckerd Drug Store (Ft. Myers)                                South Side of Palm Beach Boulevard (S.R. 80)
   503        Keep it Self Storage - Van Nuys                              6827 Woodley Avenue
   504        Crystal Inn (Brigham City)                                   480 Westland Drive
   505        421 Germantown Pike                                          421 Germantown Pike
   506        Katella/Knott Shopping Center                                7003-7063 Katella Avenue
-----------------------------------------------------------------------------------------------------------------------
   507        Amerihost Inn-Sycamore                                       1475 South Peace Rd.
   509        Eckerd Shreveport                                            Mansfield Rd/Bert Kouns Ind Loop
   510        825 Pine Street Apartments                                   825  Pine Street
   511        Ocean Villa Townhomes #1                                     4330-4204 Dallas Drive
-----------------------------------------------------------------------------------------------------------------------
   512        Revco Pharmacy (Decatur)                                     SWC of Candler Road and Misty Candler Road
   513        Burbank Villas Apartments                                    14640  Burbank Blvd
   514        Crestwood Apartments                                         1428 Raymond Street
   515        121 Greene Street                                            121 Green Street
   516        Payson Center                                                SEC of State Route 87 and State Route 260
-----------------------------------------------------------------------------------------------------------------------
   517        Sunrise Condominiums                                         550  El Camino Real
   518        Village Woods Commons Shopping Center                        42 Nichols Street
   519        Days Inn (Prescott Valley)                                   7875 East Highway 69
   520        Inbus Engineering Building                                   6233  Industrial Way
   521        CVS Pharmacy (Lancaster)                                     32-54 W. Lemon Street
-----------------------------------------------------------------------------------------------------------------------

                                                          Cross                                                    % of Aggregate
Control                                        Zip    Collateralized             Original          Cut-off Date     Cut-off Date
  No.        City                     State   Code       Groups                 Balance ($)         Balance ($)      Balance ($)
================================================================================================================================
  452        Metairie                  LA     70002                             $2,100,000         $2,098,247.85        0.06%
  453        Wallkill                  NY     10941                              2,100,000          2,098,030.42        0.06
  454        Pasadena                  CA     91107                              2,100,000          2,096,994.77        0.06
  455        Peoria                    IL     61615                              2,100,000          2,096,775.81        0.06
  456        St. Augustine             FL     32092                              2,100,000          2,096,489.79        0.06
--------------------------------------------------------------------------------------------------------------------------------
  457        Tacoma                    WA     98409                              2,100,000          2,095,512.36        0.06
  458        Van Nuys                  CA     91406                              2,100,000          2,093,358.54        0.06
  459        St Louis                  MO     63137                              2,100,000          2,093,340.17        0.06
  460        St Louis                  MO     63104                              2,100,000          2,093,340.17        0.06
  461        Kingsland                 GA     31548                              2,100,000          2,093,196.67        0.06
--------------------------------------------------------------------------------------------------------------------------------
  462        Washington                DC     20036                              2,100,000          2,092,352.17        0.06
  463        Chatsworth                CA     91311                              2,100,000          2,090,173.44        0.06
  464        Liberty                   NY     12754                              2,086,236          2,080,599.32        0.06
  465        Fayetteville              AR     72704                              2,080,000          2,078,377.40        0.06
  466        Philadelphia              PA     19147                              2,079,485          2,074,140.20        0.06
--------------------------------------------------------------------------------------------------------------------------------
  467        Wildwood                  NJ     08260                              2,081,092          2,072,762.95        0.06
  468        Salt Lake City            UT     84101      Group I                 2,070,000          2,064,387.08        0.06
  469        Fresno                    CA     93710                              2,060,000          2,057,124.09        0.06
  470        Statesville               NC     28677                              2,080,000          2,051,019.67        0.06
  471        Martinsville              IN     46151                              2,050,000          2,038,393.46        0.06
--------------------------------------------------------------------------------------------------------------------------------
  472        Idaho Falls               ID     83402                              2,025,000          2,022,107.75        0.06
  473        Lauderhill                FL     33119                              2,000,000          1,997,734.77        0.06
  474        Chesapeake                VA     23320                              2,000,000          1,997,261.83        0.06
  475        Alpharetta                GA     30136                              2,000,000          1,995,371.55        0.06
  476        Chicago                   IL     60607                              2,000,000          1,993,832.91        0.06
--------------------------------------------------------------------------------------------------------------------------------
  477        Brighton                  MA     02135                              2,000,000          1,993,519.50        0.06
  478        Oveido                    FL     32765                              2,006,086          1,991,102.10        0.06
  479        Mt. Sterling              KY     40353                              2,000,000          1,991,043.78        0.06
  480        Elizabethtown             KY     42701                              2,000,000          1,991,043.78        0.06
  481        Half Moon Bay             CA     94019                              2,000,000          1,989,373.41        0.06
--------------------------------------------------------------------------------------------------------------------------------
  482        Vernon                    CT     06066                              1,992,500          1,969,899.72        0.06
  483        Castle Shannon            PA     15234                              1,950,000          1,947,537.00        0.06
  484        Truckee                   CA     96161                              1,950,000          1,947,409.68        0.06
  485        Pleasant Hill             CA     94523                              1,950,000          1,946,082.26        0.06
  486        Newton                    NJ     07860                              1,950,000          1,945,508.29        0.06
--------------------------------------------------------------------------------------------------------------------------------
  487        Gaylord                   MI     49735                              1,946,593          1,943,949.59        0.06
  488        Midvale                   UT     84047      Group I                 1,950,000          1,943,757.63        0.06
  489        Santa Monica              CA     90403                              1,950,000          1,941,881.28        0.06
  490        Macomb                    IL     61455                              1,950,000          1,932,862.50        0.06
  491        Lancaster                 OH     43130                              1,950,000          1,932,862.50        0.06
--------------------------------------------------------------------------------------------------------------------------------
  492        Logan                     OH     43138                              1,925,000          1,908,082.25        0.06
  493        Octa                      OH     43128                              1,925,000          1,908,082.25        0.06
  494        Jacksonville              FL     32216                              1,910,000          1,905,798.57        0.06
  495        Brazil                    IN     47834                              1,912,074          1,900,652.99        0.06
  496        Gardner                   MA     01440                              1,900,000          1,898,520.76        0.06
--------------------------------------------------------------------------------------------------------------------------------
  497        Grants                    NM     87020                              1,900,000          1,897,834.17        0.06
  498        Stroud Township           PA     18360                              1,900,000          1,897,760.17        0.06
  499        Miramar                   FL     33025                              1,900,000          1,894,978.07        0.06
  500        Peoria                    AZ     85345                              1,900,000          1,893,035.93        0.06
  501        Montgomery                TX     77356                              1,900,000          1,892,853.54        0.06
--------------------------------------------------------------------------------------------------------------------------------
  502        Ft. Myers Shores          FL     33905                              1,900,000          1,892,262.33        0.06
  503        Van Nuys                  CA     91406                              1,900,000          1,891,488.86        0.06
  504        Brigham City              UT     84302                              1,900,000          1,891,128.86        0.06
  505        Plymouth Meeting          PA     19462                              1,900,000          1,891,079.46        0.06
  506        Stanton                   CA     90680                              1,900,000          1,888,355.34        0.06
--------------------------------------------------------------------------------------------------------------------------------
  507        Sycamore                  IL     60178                              1,900,000          1,883,301.94        0.06
  509        Shreveport                LA     71118                              1,872,806          1,864,065.74        0.05
  510        San Francisco             CA     94108                              1,870,000          1,862,440.71        0.05
  511        Oxnard                    CA     93033                              1,850,000          1,847,448.95        0.05
--------------------------------------------------------------------------------------------------------------------------------
  512        Decatur                   GA     30032                              1,844,000          1,840,419.99        0.05
  513        Los Angeles               CA     91411                              1,827,000          1,824,386.08        0.05
  514        Boise                     ID     83701                              1,820,000          1,817,376.36        0.05
  515        New York                  NY     10012                              1,800,000          1,800,000.00        0.05
  516        Payson                    AZ     85541      Group J                 1,800,000          1,797,620.30        0.05
--------------------------------------------------------------------------------------------------------------------------------
  517        Burlingame                CA     94010                              1,800,000          1,794,157.35        0.05
  518        Ogden                     NY     14559                              1,800,000          1,792,241.27        0.05
  519        Prescott                  AZ     86314                              1,800,000          1,790,697.82        0.05
  520        Livermoore                CA     94550                              1,800,000          1,777,871.31        0.05
  521        Lancaster                 PA     17603                              1,765,000          1,765,000.00        0.05
--------------------------------------------------------------------------------------------------------------------------------

               Cumulative                                   Interest                                               Original
Control       % of Initial    Mortage     Administrative     Accrual       Amortization                          Interest-Only
  No.         Pool Balance    Rate (%)     Cost Rate (%)     Method            Type                              Period (Mos.)
=============================================================================================================================
  452             90.45%       6.9100%        0.0962%      Actual/360      Amortizing Balloon                           0
  453             90.52        7.3750         0.0962       Actual/360      Amortizing Balloon                           0
  454             90.58        7.0500         0.1462       Actual/360      Amortizing (ARD)                             0
  455             90.64        6.7580         0.0962       Actual/360      Amortizing Balloon                           0
  456             90.70        8.1250         0.0962       Actual/360      Fully Amortizing                             0
----------------------------------------------------------------------------------------------------------------------------
  457             90.76        7.3500         0.0962       Actual/360      Amortizing Balloon                           0
  458             90.82        7.2280         0.0962       Actual/360      Amortizing Balloon                           0
  459             90.89        7.2140         0.0962       Actual/360      Amortizing Balloon                           0
  460             90.95        7.2140         0.0962       Actual/360      Amortizing Balloon                           0
  461             91.01        7.8750         0.0962       Actual/360      Fully Amortizing                             0
----------------------------------------------------------------------------------------------------------------------------
  462             91.07        7.3750         0.0962       Actual/360      Amortizing Balloon                           0
  463             91.13        7.1130         0.0962       Actual/360      Amortizing Balloon                           0
  464             91.19        7.0200         0.0462         30/360        Amortizing Balloon                           0
  465             91.25        7.2500         0.0962       Actual/360      Amortizing Balloon                           0
  466             91.31        6.9700         0.0462         30/360        Step Payments: Fully Amortizing(1)           0
----------------------------------------------------------------------------------------------------------------------------
  467             91.37        7.6900         0.0962         30/360        Step Payments: Fully Amortizing(1)           0
  468             91.43        7.9990         0.0962       Actual/360      Amortizing Balloon                           0
  469             91.50        7.1510         0.0962       Actual/360      Amortizing Balloon                           0
  470             91.56        8.3750         0.0962       Actual/360      Fully Amortizing                             0
  471             91.62        7.3200         0.0462         30/360        Fully Amortizing                             0
----------------------------------------------------------------------------------------------------------------------------
  472             91.67        7.0580         0.0962       Actual/360      Amortizing Balloon                           0
  473             91.73        7.5400         0.1462       Actual/360      Amortizing Balloon                           0
  474             91.79        7.2300         0.1562       Actual/360      Amortizing Balloon                           0
  475             91.85        6.9200         0.0962       Actual/360      Amortizing (ARD)                             0
  476             91.91        7.3560         0.0962       Actual/360      Amortizing Balloon                           0
----------------------------------------------------------------------------------------------------------------------------
  477             91.97        7.8750         0.0962         30/360        Amortizing Balloon                           0
  478             92.03        7.1600         0.0962         30/360        Step Payments: Fully Amortizing(1)           0
  479             92.08        7.6720         0.1462       Actual/360      Amortizing Balloon                           0
  480             92.14        7.6720         0.1462       Actual/360      Amortizing Balloon                           0
  481             92.20        7.7630         0.0962       Actual/360      Amortizing Balloon                           0
----------------------------------------------------------------------------------------------------------------------------
  482             92.26        7.2500         0.0462         30/360        Fully Amortizing                             0
  483             92.32        7.5500         0.1462       Actual/360      Amortizing (ARD)                             0
  484             92.37        7.3510         0.0962       Actual/360      Amortizing Balloon                           0
  485             92.43        7.6750         0.0962       Actual/360      Amortizing Balloon                           0
  486             92.49        7.8700         0.0962       Actual/360      Amortizing Balloon                           0
----------------------------------------------------------------------------------------------------------------------------
  487             92.54        7.1250         0.0962         30/360        Amortizing Balloon                           0
  488             92.60        7.9590         0.0962       Actual/360      Amortizing Balloon                           0
  489             92.66        8.1250         0.0962       Actual/360      Amortizing Balloon                           0
  490             92.72        7.6250         0.0962       Actual/360      Fully Amortizing                             0
  491             92.77        7.6250         0.0962       Actual/360      Fully Amortizing                             0
----------------------------------------------------------------------------------------------------------------------------
  492             92.83        7.6250         0.0962       Actual/360      Fully Amortizing                             0
  493             92.88        7.6250         0.0962       Actual/360      Fully Amortizing                             0
  494             92.94        7.2800         0.0962       Actual/360      Amortizing Balloon                           0
  495             93.00        6.9375         0.0962         30/360        Fully Amortizing                             0
  496             93.05        7.2600         0.0962       Actual/360      Amortizing Balloon                           0
----------------------------------------------------------------------------------------------------------------------------
  497             93.11        7.5000         0.0962       Actual/360      Amortizing Balloon                           0
  498             93.16        7.2900         0.0962       Actual/360      Amortizing Balloon                           0
  499             93.22        7.0625         0.0962       Actual/360      Amortizing Balloon                           0
  500             93.27        8.2400         0.1712       Actual/360      Amortizing Balloon                           0
  501             93.33        7.6560         0.1462       Actual/360      Amortizing (ARD)                             0
----------------------------------------------------------------------------------------------------------------------------
  502             93.38        6.9200         0.0462         30/360        Fully Amortizing                             0
  503             93.44        7.6700         0.0962       Actual/360      Amortizing Balloon                           0
  504             93.50        7.4100         0.1712       Actual/360      Amortizing (ARD)                             0
  505             93.55        7.3750         0.0962       Actual/360      Amortizing Balloon                           0
  506             93.61        7.3690         0.0962         30/360        Fully Amortizing                             0
----------------------------------------------------------------------------------------------------------------------------
  507             93.66        7.6250         0.0962       Actual/360      Fully Amortizing                             0
  509             93.72        7.7800         0.0962         30/360        Step Payments: Fully Amortizing(1)           0
  510             93.77        7.7960         0.0962       Actual/360      Amortizing Balloon                           0
  511             93.83        7.2010         0.0962       Actual/360      Amortizing Balloon                           0
----------------------------------------------------------------------------------------------------------------------------
  512             93.88        7.1000         0.0462         30/360        Fully Amortizing                             0
  513             93.93        7.0510         0.0962       Actual/360      Amortizing Balloon                           0
  514             93.99        7.0200         0.0962       Actual/360      Amortizing Balloon                           0
  515             94.04        7.4600         0.0962       Actual/360      Amortizing Balloon                           0
  516             94.09        7.3700         0.1462       Actual/360      Amortizing Balloon                           0
----------------------------------------------------------------------------------------------------------------------------
  517             94.14        7.0960         0.0962       Actual/360      Amortizing Balloon                           0
  518             94.20        7.9100         0.1662       Actual/360      Amortizing (ARD)                             0
  519             94.25        7.9360         0.1462         30/360        Fully Amortizing                             0
  520             94.30        7.4060         0.0962         30/360        Fully Amortizing                             0
  521             94.35        6.9000         0.0462         30/360        Step Payments: Fully Amortizing(1)           0
----------------------------------------------------------------------------------------------------------------------------

                                Original   Remaining
                Remaining       Term to     Term to       Original       Remaining
Control       Interest-Only     Maturity   Maturity     Amortization    Amortization   Origination    Maturity     Balloon
  No.         Period (Mos.)     (Mos.)      (Mos.)       Term (Mos.)     Term (Mos.)      Date         or ARD    Balance ($)
============================================================================================================================
  452               0             120         119            360             359          3/12/98      4/1/08    $1,827,465
  453               0             120         119            330             329          4/1/98       4/1/08     1,783,764
  454               0             144         142            360             358          2/17/98      3/1/10     1,754,530
  455               0             120         118            360             358          2/20/98      3/1/08     1,820,218
  456               0             240         239            240             239          3/17/98      4/1/18        95,741
----------------------------------------------------------------------------------------------------------------------------
  457               0             240         238            300             298          2/18/98      3/1/18       854,449
  458               0             120         116            360             356         12/16/97      1/1/08     1,841,818
  459               0             120         116            360             356         12/22/97      1/15/08    1,841,153
  460               0             120         116            360             356         12/23/97      1/15/08    1,841,153
  461               0             240         238            240             238          2/17/98      3/1/18        90,368
----------------------------------------------------------------------------------------------------------------------------
  462               0             120         115            360             355         11/20/97      12/1/07    1,849,060
  463               0             120         114            360             354         10/30/97      11/1/07    1,836,396
  464               0             238         236            288             286          2/27/98      1/1/18       641,401
  465               0             120         119            360             359          3/23/98      4/1/08     1,826,336
  466               0             239         237            239             237          2/2/98       2/1/18             -
----------------------------------------------------------------------------------------------------------------------------
  467               0             239         236            239             236          1/29/98      1/1/18             -
  468               0             120         116            360             356         12/18/97      1/1/08     1,850,508
  469               0             120         118            360             358          2/26/98      3/1/08     1,804,395
  470               0             180         175            180             175         11/13/97      12/1/12       53,276
  471               0             238         235            238             235          1/16/98      12/1/17            -
----------------------------------------------------------------------------------------------------------------------------
  472               0             120         118            360             358          2/20/98      3/1/08     1,769,404
  473               0             120         119            300             299          3/25/98      4/1/08     1,626,871
  474               0             120         118            360             358          2/12/98      3/1/08     1,755,450
  475               0             120         118            300             298          2/19/98      3/1/08     1,596,489
  476               0             120         116            360             356         12/31/97      1/1/08     1,759,875
----------------------------------------------------------------------------------------------------------------------------
  477               0             84           81            300             297          1/22/98      2/1/05     1,760,523
  478               0             227         223            227             223         12/22/97      12/1/16            -
  479               0             120         116            300             296         12/31/97      1/1/08     1,632,176
  480               0             120         116            300             296         12/31/97      1/1/08     1,632,176
  481               0             120         115            300             295         11/20/97      12/1/07    1,636,878
----------------------------------------------------------------------------------------------------------------------------
  482               0             240         234            240             234         10/29/97      11/1/17            -
  483               0             120         118            360             358          2/24/98      3/1/08     1,725,602
  484               0             120         118            360             358          2/26/98      3/1/08     1,716,915
  485               0             120         118            300             298          2/25/98      3/1/08     1,592,897
  486               0             120         117            360             357          1/26/98      2/1/08     1,737,535
----------------------------------------------------------------------------------------------------------------------------
  487               0             237         236            284             283          3/26/98      1/1/18       580,927
  488               0             120         115            360             355         11/25/97      12/1/07    1,741,900
  489               0             120         116            300             296         12/10/97      1/1/08     1,612,376
  490               0             240         235            240             235          11/7/97      12/1/17       75,543
  491               0             240         235            240             235         11/14/97      12/1/17       75,543
----------------------------------------------------------------------------------------------------------------------------
  492               0             240         235            240             235          11/7/97      12/1/17       74,578
  493               0             240         235            240             235          11/7/97      12/1/17       74,578
  494               0             238         236            298             296          2/4/98       1/1/18       773,007
  495               0             237         234            237             234          1/12/98      11/1/17            -
  496               0             120         119            360             359          3/13/98      4/1/08     1,668,719
----------------------------------------------------------------------------------------------------------------------------
  497               0             120         119            300             299          3/30/98      4/1/08     1,543,676
  498               0             120         119            300             299          3/31/98      4/1/08     1,533,895
  499               0             120         117            360             357          1/13/98      2/1/08     1,658,996
  500               0             120         114            360             354          10/7/97      11/1/07    1,708,249
  501               0             120         116            324             320         12/31/97      1/1/08     1,611,719
----------------------------------------------------------------------------------------------------------------------------
  502               0             234         232            234             232          2/4/98       9/1/17             -
  503               0             240         236            300             296         12/29/97      1/1/18       791,862
  504               0             180         176            300             296         12/23/97     12/31/12    1,227,294
  505               0             120         116            300             296         12/16/97      1/1/08     1,536,892
  506               0             180         178            180             178          2/12/98      3/1/13             -
----------------------------------------------------------------------------------------------------------------------------
  507               0             240         235            240             235         11/21/97      12/1/17       73,608
  509               0             237         232            237             232         11/25/97      9/1/17             -
  510               0             120         114            360             354         10/22/97      11/1/07    1,663,654
  511               0             120         118            360             358          2/26/98      3/1/08     1,622,569
----------------------------------------------------------------------------------------------------------------------------
  512               0             237         236            237             236          3/30/98      1/1/18             -
  513               0             120         118            360             358          2/9/98       3/1/08     1,596,101
  514               0             120         118            360             358          2/5/98       3/1/08     1,588,681
  515               0             120         120            360             360          4/2/98       5/1/08     1,589,200
  516               0             120         118            360             358          2/6/98       3/1/08     1,585,615
----------------------------------------------------------------------------------------------------------------------------
  517               0             120         116            360             356         12/31/97      1/1/08     1,573,297
  518               0             120         116            300             296          12/8/97      1/1/08     1,479,199
  519               0             240         237            240             237          1/5/98       2/1/18             -
  520               0             180         176            180             176         12/30/97      1/1/13             -
  521               0             249         249            249             249          4/6/98       2/1/19             -
----------------------------------------------------------------------------------------------------------------------------

                                                                                                    Annual
Control                                                                                              Debt                  Net
  No.         Property Type                   Prepayment Provisions                               Service ($)         Cash Flow ($)
=================================================================================================================================
  452         Multifamily                     L(2),D(7.50),O(.50)                                    $166,136           $223,906
  453         Retail - Unanchored             L(4),D(5.75),O(.25)                                     178,510            242,479
  454         Retail - Unanchored             L(6.5),YM1%(3),1(2),O(.5)                               168,503            217,073
  455         Multifamily                     L(5),D(4.83),O(.17)                                     163,581            250,815
  456         Hotel - Limited Service         L(2.083),D(17.417),O(.5)                                212,748            363,272
---------------------------------------------------------------------------------------------------------------------------------
  457         Self Storage                    L(4),D(15.75),O(.25)                                    183,774            240,502
  458         Multifamily                     L(4),D(5.83),O(.17)                                     171,533            269,551
  459         Multifamily                     L(4),D(5.83),O(.17)                                     171,294            254,071
  460         Multifamily                     L(4),D(5.83),O(.17)                                     171,294            255,729
  461         Hotel - Limited Service         L(4),D(15.75),O(.25)                                    208,827            348,801
---------------------------------------------------------------------------------------------------------------------------------
  462         Multifamily                     L(4),YM1%(5.75),O(.25)                                  174,050            216,737
  463         Multifamily                     L(4),D(5.83),O(.17)                                     169,573            241,797
  464         CTL                             L(8),D(11.33),O(.5)                                     180,175            186,120
  465         Multifamily                     L(4),D(5.75),O(.25)                                     170,271            222,725
  466         CTL                             L(10),D(9.92)                                         Step Loan            182,756
---------------------------------------------------------------------------------------------------------------------------------
  467         CTL                             L(8),YM1%(11.67),O(.25)                               Step Loan            193,719
  468         Retail - Unanchored             L(4),D(5.83),O(.17)                                     182,250            201,905
  469         Multifamily                     L(4),D(5.83),O(.17)                                     166,977            223,812
  470         Hotel - Limited Service         L(5),YM1%(9.75),O(.25)                                  243,966            342,182
  471         CTL                             L(10),D(9.83)                                           196,204            201,150
---------------------------------------------------------------------------------------------------------------------------------
  472         Mobile Home Park                L(4),D(5.83),O(.17)                                     162,616            213,204
  473         Retail - Unanchored             L(5),D(4.75),O(.25)                                     177,983            250,211
  474         Retail - Anchored               L(4),D(5.75),O(.25)                                     163,397            212,131
  475         Retail - Unanchored             L(5),D(4.75),O(.25)                                     168,404            225,663
  476         Office                          L(4),D(5.83),O(.17)                                     165,451            255,436
---------------------------------------------------------------------------------------------------------------------------------
  477         Mixed Use                       L(4),YM1%(2),O(1)                                       183,253            265,697
  478         CTL                             L(8),D(10.917)                                        Step Loan            211,711
  479         Hotel - Limited Service         L(5),D(4.5),O(.5)                                       180,052            276,131
  480         Hotel - Limited Service         L(5),D(4.5),O(.5)                                       180,052            305,322
  481         Retail - Unanchored             L(4),D(5.83),O(.17)                                     181,484            273,637
---------------------------------------------------------------------------------------------------------------------------------
  482         CTL                             L(5),YM1%(15) or D(Borr)                                188,979            254,625
  483         Retail - Anchored               L(4),D(5.75),O(.25)                                     164,418            219,554
  484         Multifamily                     L(4),D(5.83),O(.17)                                     161,235            201,193
  485         Retail - Unanchored             L(4),D(5.83),O(.17)                                     175,596            275,982
  486         Multifamily                     L(4),YM1%(5.75),O(.25)                                  169,585            222,178
---------------------------------------------------------------------------------------------------------------------------------
  487         CTL                             L(6),D(13.75)                                           170,416            170,927
  488         Retail - Unanchored             L(4),D(5.83),O(.17)                                     171,033            223,036
  489         Health Care - Assisted Living   L(4),YM1%(5.75),O(.25)                                  182,547            259,530
  490         Hotel - Limited Service         L(5),D(14.75),O(.25)                                    190,301            269,876
  491         Hotel - Limited Service         L(5),D(14.75),O(.25)                                    190,301            283,118
---------------------------------------------------------------------------------------------------------------------------------
  492         Hotel - Limited Service         L(5),D(14.75),O(.25)                                    187,862            263,470
  493         Hotel - Limited Service         L(5),D(14.75),O(.25)                                    187,862            264,848
  494         Retail - Anchored               L(10),D(9.33),O(.5)                                     166,505            201,681
  495         CTL                             L(8),YM1%(11.25),O(.5)                                  178,071            183,413
  496         Retail - Anchored               L(4),D(5.75),O(.25)                                     155,691            239,693
---------------------------------------------------------------------------------------------------------------------------------
  497         Retail - Anchored               L(4),D(6)                                               168,490            224,250
  498         Retail - Anchored               L(4),D(5.75),O(.25)                                     165,388            219,611
  499         Multifamily                     L(4),D(5.75),O(.25)                                     152,647            228,937
  500         Retail - Anchored               L(4),YM1%(5.5),O(.5)                                    171,129            242,712
  501         Retail - Anchored               L(4),D(5.5),O(.5)                                       166,699            213,603
---------------------------------------------------------------------------------------------------------------------------------
  502         CTL                             L(10),D(9.5)                                            177,773            195,933
  503         Self Storage                    L(4),D(15.75),O(.25)                                    171,019            226,308
  504         Hotel - Limited Service         L(7),D(7.5),O(.5)                                       167,157            249,780
  505         Retail - Unanchored             L(4),D(6)                                               166,641            209,685
  506         Retail - Unanchored             L(4),D(10.83),O(.17)                                    209,665            304,676
---------------------------------------------------------------------------------------------------------------------------------
  507         Hotel - Limited Service         L(5),D(14.75),O(.25)                                    185,422            261,967
  509         CTL                             L(10),YM1%(9.75)                                      Step Loan            206,850
  510         Multifamily                     L(4),D(5.83),O(.17)                                     161,477            193,214
  511         Multifamily                     L(4),D(5.83),O(.17)                                     150,706            210,987
---------------------------------------------------------------------------------------------------------------------------------
  512         CTL                             L(10),D(9.75)                                           173,884            165,654
  513         Multifamily                     L(4),D(5.67),O(.33)                                     146,613            196,431
  514         Multifamily                     L(4),YM1%(5.75),O(.25)                                  145,596            190,083
  515         Retail - Unanchored             L(4),D(5.5),O(.5)                                       150,439            206,852
  516         Retail - Anchored               L(4),YM1%(5.75),O(.25)                                  149,112            202,922
---------------------------------------------------------------------------------------------------------------------------------
  517         Multifamily                     L(4),D(5.83),O(.17)                                     145,101            188,553
  518         Retail - Unanchored             L(5),D(4.75),O(.25)                                     165,427            221,200
  519         Hotel - Limited Service         L(10),D(9.5),O(.5)                                      179,812            260,767
  520         Industrial                      L(4),D(10.83),O(.17)                                    199,083            273,807
  521         CTL                             L(10),D(10.75)                                        Step Loan            157,499
---------------------------------------------------------------------------------------------------------------------------------

                                                                                                Underwritten
                                                                                                Hospitality
                                                                  Cut-off      Scheduled          Average
Control                        Appraised        Appraisal          Date       Maturity Date        Daily               Year
  No.           DSCR (x)       Value ($)          Year            LTV (%)        LTV (%)          Rate ($)             Built
=================================================================================================================================
  452            1.35x         $2,625,000         1998             79.9%           69.6%                                1971
  453            1.36           2,720,000         1998             77.1            65.6                                 1997
  454            1.29           2,680,000         1997             78.3            65.5                                 1997
  455            1.53           2,830,000         1997             74.1            64.3                                 1974
  456            1.71           3,000,000         1997             69.9            3.2            $43.00                1967
----------------------------------------------------------------------------------------------------------------------------------
  457            1.31           3,100,000         1997             67.6            27.6                                 1914
  458            1.57           2,800,000         1997             74.8            65.8                                 1989
  459            1.48           2,700,000         1997             77.5            68.2                                 1964
  460            1.49           2,700,000         1997             77.5            68.2                                 1926
  461            1.67           2,950,000         1997             71.0            3.1             38.90                1986
----------------------------------------------------------------------------------------------------------------------------------
  462            1.25           2,725,000         1997             76.8            67.9                                 1910
  463            1.43           2,790,000         1997             74.9            65.8                                 1989
  464             NAP           2,125,000         1998              NAP            30.2                                 1997
  465            1.31           2,600,000         1998             79.9            70.2                                 1993
  466             NAP           2,140,000         1998              NAP            0.0                                  1997
----------------------------------------------------------------------------------------------------------------------------------
  467             NAP           2,200,000         1997              NAP            0.0                                  1997
  468            1.11           2,750,000         1997             75.1            67.3                                 1914
  469            1.34           2,980,000         1998             69.0            60.6                                 1971
  470            1.40           3,100,000         1997             66.2            1.7             55.00                1995
  471             NAP           2,170,000         1997              NAP            0.0                                  1998
----------------------------------------------------------------------------------------------------------------------------------
  472            1.31           2,700,000         1998             74.9            65.5                                 1971
  473            1.41           2,675,000         1998             74.7            60.8                                 1985
  474            1.30           2,600,000         1997             76.8            67.5                                 1986
  475            1.34           2,680,000         1997             74.5            59.6                                1997-98
  476            1.54           2,900,000         1997             68.8            60.7                                 1904
----------------------------------------------------------------------------------------------------------------------------------
  477            1.45           2,600,000         1997             76.7            67.7                                 1952
  478             NAP           2,625,000         1997              NAP            0.0                                  1997
  479            1.53           2,900,000         1997             68.7            56.3            49.29                1997
  480            1.70           3,600,000         1997             55.3            45.3            55.88                1996
  481            1.51           2,850,000         1997             69.8            57.4                                 1997
----------------------------------------------------------------------------------------------------------------------------------
  482             NAP           3,100,000         1997              NAP            0.0                                  1997
  483            1.34           2,600,000         1997             74.9            66.4                                1988-89
  484            1.25           2,530,000         1998             77.0            67.9                                 1997
  485            1.57           3,450,000         1997             56.4            46.2                                 1977
  486            1.31           3,000,000         1997             64.9            57.9                                 1963
----------------------------------------------------------------------------------------------------------------------------------
  487             NAP           1,900,000         1998              NAP            30.6                                 1998
  488            1.30           2,600,000         1997             74.8            67.0                                 1984
  489            1.42           5,500,000         1997             35.3            29.3                                 1952
  490            1.42           2,800,000         1997             69.0            2.7             55.00                1995
  491            1.49           3,500,000         1997             55.2            2.2             55.00                1992
----------------------------------------------------------------------------------------------------------------------------------
  492            1.40           3,000,000         1998             63.6            2.5             60.50                1993
  493            1.41           3,000,000         1997             63.6            2.5             58.00                1994
  494            1.21           2,450,000         1998             77.8            31.6                                 1998
  495             NAP           1,925,000         1997              NAP            0.0                                  1997
  496            1.54           2,900,000         1998             65.5            57.5                                 1965
----------------------------------------------------------------------------------------------------------------------------------
  497            1.33           2,600,000         1997             73.0            59.4                                 1978
  498            1.33           2,600,000         1998             73.0            59.0                                 1997
  499            1.50           2,600,000         1998             72.9            63.8                                 1986
  500            1.42           2,935,000         1997             64.5            58.2                                 1997
  501            1.28           2,800,000         1997             67.6            57.6                                1984-94
----------------------------------------------------------------------------------------------------------------------------------
  502             NAP           2,290,000         1997              NAP            0.0                                  1997
  503            1.32           2,750,000         1997             68.8            28.8                                 1987
  504            1.49           3,200,000         1997             59.1            38.4            50.60                1994
  505            1.26           2,550,000         1997             74.2            60.3                                 1969
  506            1.45           3,520,000         1997             53.7            0.0                                  1986
----------------------------------------------------------------------------------------------------------------------------------
  507            1.41           2,800,000         1997             67.3            2.6             51.00                1996
  509             NAP           2,250,000         1997              NAP            0.0                                  1997
  510            1.20           2,660,000         1997             70.0            62.5                                 1923
  511            1.40           2,300,000         1998             80.3            70.6                                 1973
----------------------------------------------------------------------------------------------------------------------------------
  512             NAP           2,285,000         1998              NAP            0.0                                  1997
  513            1.34           2,500,000         1997             73.0            63.8                                 1981
  514            1.31           2,850,000         1997             63.8            55.7                                 1993
  515            1.37           2,400,000         1998             75.0            66.2                                 1880s
  516            1.36           2,500,000         1997             71.9            63.4                               1976-1977
----------------------------------------------------------------------------------------------------------------------------------
  517            1.30           2,775,000         1997             64.7            56.7                                 1997
  518            1.34           2,400,000         1997             74.7            61.6                                 1989
  519            1.45           2,400,000         1997             74.6            0.0             58.07              1991,1993
  520            1.38           3,345,000         1997             53.2            0.0                                  1983
  521             NAP           1,800,000         1998              NAP            0.0                                  1998
----------------------------------------------------------------------------------------------------------------------------------

                                 Sq. Ft.,           Loan per
                                  Units          Sq. Ft., Units                                          Underwritten
Control         Year            Bed, Pad            Bed, Pad            Occupancy        Rent Roll       Replacement
  No.         Renovated          or Room          or Rooms ($)        Percentage (%)        Date         Reserves ($)        per
===================================================================================================================================
  452           1995             79 Units           $ 26,582.28             96.2%          2/25/98               $205.00    Unit
  453           N/A          13,500 Sq. Ft.              155.56            100.0                 0                  0.10    Sq. Ft.
  454           N/A          12,124 Sq. Ft.              173.21            100.0           12/1/97                  0.10    Sq. Ft.
  455           1997             92 Units             22,826.09             95.7           1/16/98                328.00    Unit
  456           1993            120 Rooms             17,500.00            NAP                 NAP   4% of Gross Revenue    Room
-----------------------------------------------------------------------------------------------------------------------------------
  457           1987            692 Units              3,034.68             92.0          10/15/97                 29.33    Unit
  458           N/A              50 Units             42,000.00             94.0          10/22/97                285.50    Unit
  459           N/A             168 Units             12,500.00             88.7          10/16/97                292.80    Unit
  460           1997            114 Units             18,421.05             97.0           12/1/97                175.82    Unit
  461           N/A             120 Rooms             17,500.00            NAP                 NAP   4% of Gross Revenue    Room
-----------------------------------------------------------------------------------------------------------------------------------
  462           1990             27 Units             77,777.78            100.0            9/1/97                212.00    Unit
  463           N/A              43 Units             48,837.21            100.0            9/1/97                312.23    Unit
  464           N/A          11,180 Sq. Ft.              186.60            100.0            5/1/98                  0.16    Sq. Ft.
  465           N/A              72 Units             28,888.89             97.2            3/1/98                200.00    Unit
  466           N/A          10,125 Sq. Ft.              205.38            100.0            5/1/98                  0.20    Sq. Ft.
-----------------------------------------------------------------------------------------------------------------------------------
  467           N/A          10,908 Sq. Ft.              190.79            100.0            5/1/98                  0.30    Sq. Ft.
  468           1998         35,638 Sq. Ft.               58.08             94.0          10/21/97                  0.22    Sq. Ft.
  469           N/A              90 Units             22,888.89             91.1           2/17/98                258.62    Unit
  470           N/A              69 Rooms             30,144.93            NAP                 NAP   4% of Gross Revenue    Room
  471           N/A          12,608 Sq. Ft.              162.60            100.0            5/1/98                  0.25    Sq. Ft.
-----------------------------------------------------------------------------------------------------------------------------------
  472           N/A             222 Spaces             9,121.62            100.0           11/3/97                 63.00    Space
  473           N/A          19,463 Sq. Ft.              102.76            100.0            1/1/98                  0.21    Sq. Ft.
  474           N/A          43,750 Sq. Ft.               45.71            100.0          11/14/97                  0.15    Sq. Ft.
  475           N/A          16,340 Sq. Ft.              122.40            100.0            1/1/98                  0.15    Sq. Ft.
  476           1985         54,642 Sq. Ft.               36.60            100.0          11/17/97                  0.18    Sq. Ft.
-----------------------------------------------------------------------------------------------------------------------------------
  477           N/A         127,365 Sq. Ft.               15.70             93.3          10/18/97                  0.10    Sq. Ft.
  478           N/A          10,908 Sq. Ft.              183.91            100.0            5/1/98                     -    Sq. Ft.
  479           N/A              61 Rooms             32,786.89            NAP                 NAP   4% of Gross Revenue    Room
  480           N/A              60 Rooms             33,333.33            NAP                 NAP   4% of Gross Revenue    Room
  481           N/A          17,945 Sq. Ft.              111.45            100.0           9/25/97                  0.09    Sq. Ft.
-----------------------------------------------------------------------------------------------------------------------------------
  482           N/A          10,500 Sq. Ft.              189.76            100.0            5/1/98                  0.25    Sq. Ft.
  483           N/A          31,012 Sq. Ft.               62.88            100.0            2/9/98                  0.15    Sq. Ft.
  484           N/A              32 Units             60,937.50            100.0           1/28/98                160.31    Unit
  485           N/A          22,714 Sq. Ft.               85.85            100.0           11/1/97                  0.42    Sq. Ft.
  486           1994             92 Units             21,195.65             99.0           8/15/97                250.00    Unit
-----------------------------------------------------------------------------------------------------------------------------------
  487           N/A           9,905 Sq. Ft.              196.53            100.0            5/1/98                  0.30    Sq. Ft.
  488           N/A          29,510 Sq. Ft.               66.08            100.0            9/1/97                  0.34    Sq. Ft.
  489           1996             32 Beds              60,937.50             96.0           9/30/97                265.00    Bed
  490           N/A              60 Rooms             32,500.00            NAP                 NAP   4% of Gross Revenue    Room
  491           1996             60 Rooms             32,500.00            NAP                 NAP   4% of Gross Revenue    Room
-----------------------------------------------------------------------------------------------------------------------------------
  492           N/A              60 Rooms             32,083.33            NAP                 NAP   4% of Gross Revenue    Room
  493           N/A              60 Rooms             32,083.33            NAP                 NAP   4% of Gross Revenue    Room
  494           N/A          10,908 Sq. Ft.              175.10            100.0           5/29/97                  0.20    Sq. Ft.
  495           N/A          10,722 Sq. Ft.              178.33            100.0            5/1/98                  0.15    Sq. Ft.
  496           1990         77,679 Sq. Ft.               24.46             97.7           2/23/98                  0.15    Sq. Ft.
-----------------------------------------------------------------------------------------------------------------------------------
  497           N/A         114,614 Sq. Ft.               16.58             96.0           10/1/97                  0.10    Sq. Ft.
  498           N/A          23,619 Sq. Ft.               80.44            100.0           7/10/97                  0.11    Sq. Ft.
  499           N/A              64 Units             29,687.50             96.9          12/29/97                243.00    Unit
  500           N/A          21,552 Sq. Ft.               88.16             74.1           8/19/97                  0.12    Sq. Ft.
  501           N/A          58,444 Sq. Ft.               32.51             80.7          12/29/97                  0.10    Sq. Ft.
-----------------------------------------------------------------------------------------------------------------------------------
  502           N/A          10,908 Sq. Ft.              174.18            100.0            5/1/98                  0.25    Sq. Ft.
  503           N/A             452 Units              4,203.54             82.0           9/22/97                 18.34    Unit
  504           N/A              52 Rooms             36,538.46            NAP                 NAP   4% of Gross Revenue    Room
  505           1988         10,119 Sq. Ft.              187.77            100.0          10/22/97                  0.10    Sq. Ft.
  506           N/A          31,689 Sq. Ft.               59.96             96.0            1/2/98                  0.29    Sq. Ft.
-----------------------------------------------------------------------------------------------------------------------------------
  507           N/A              60 Rooms             31,666.67            NAP                 NAP   4% of Gross Revenue    Room
  509           N/A          10,908 Sq. Ft.              171.69            100.0            5/1/98                     -    Sq. Ft.
  510           1997             15 Units            124,666.67            100.0           7/27/97                406.00    Unit
  511           N/A              40 Units             46,250.00            100.0          11/12/97                191.88    Unit
-----------------------------------------------------------------------------------------------------------------------------------
  512           N/A          10,722 Sq. Ft.              171.98            100.0            5/1/98                  0.25    Sq. Ft.
  513           N/A              36 Units             50,750.00            100.0          12/12/97                318.00    Unit
  514           N/A              68 Units             26,764.71             96.0           8/13/97                247.00    Unit
  515           N/A           7,500 Sq. Ft.              240.00            100.0            3/1/98                  0.15    Sq. Ft.
  516           N/A          60,968 Sq. Ft.               29.52            100.0            1/1/98                  0.25    Sq. Ft.
-----------------------------------------------------------------------------------------------------------------------------------
  517           N/A              12 Units            150,000.00            100.0          12/31/97                200.00    Unit
  518           N/A          41,600 Sq. Ft.               43.27            100.0           6/17/97                  0.20    Sq. Ft.
  519           N/A              59 Rooms             30,508.47            NAP                 NAP   4% of Gross Revenue    Room
  520           N/A          59,359 Sq. Ft.               30.32            100.0           7/28/97                  0.24    Sq. Ft.
  521           N/A          10,004 Sq. Ft.              176.43            100.0            5/1/98                  0.25    Sq. Ft.
-----------------------------------------------------------------------------------------------------------------------------------

                                        Largest Tenant                                               2nd Largest Tenant
            ------------------------------------------------------------------------    -----------------------------------------
                                                              Tenant                                                    Tenant
Control                                                     Area Leased       Lease                                   Area Leased
  No.       Tenant Name                                      (Sq. Ft.)      Exp Date    Tenant Name                    (Sq. Ft.)
=================================================================================================================================
  452
  453       Eckerd Drugs                                      13,500        4/1/12
  454       Hollywood Video                                    6,500        6/26/07     Lakeshore Learning                  5,624
  455
  456
---------------------------------------------------------------------------------------------------------------------------------
  457
  458
  459
  460
  461
---------------------------------------------------------------------------------------------------------------------------------
  462
  463
  464       Rite-Aid of New York, Inc.                        11,180       12/31/17
  465
  466       Eleventh Street CVS, Inc.                         10,125        1/31/18
---------------------------------------------------------------------------------------------------------------------------------
  467       Eckerd Corporation                                10,908        2/1/98
  468       Benihana Of Tokyo                                  7,530        3/11/06     Absolute Rest                       5,460
  469
  470
  471       Revco                                             12,608        8/31/15
---------------------------------------------------------------------------------------------------------------------------------
  472
  473       Tire Kingdom                                       8,475        7/31/14     Fred's Auto Service                 2,730
  474       Food Lion                                         25,000        5/31/06     Eckerd                              9,375
  475       Kinkos, Inc.                                       5,600        1/12/03     Bell South Mobility                 4,500
  476       Catholic Charties                                 34,065        8/31/04     901 Jackson L.L.C.                  7,816
---------------------------------------------------------------------------------------------------------------------------------
  477       Cort Furniture Rental, Corp.                      43,600        4/30/07     Spectrowax Corporation             34,445
  478       Eckerd Corporation                                10,908        1/29/17
  479
  480
  481       Robert & Kay Lynn, d/b/a/ Half Moon Bay Coffee     2,590        2/28/02     Christine Besser                    2,050
---------------------------------------------------------------------------------------------------------------------------------
  482       Vernon CVS, Inc.                                  10,500        1/31/18
  483       Goodyear                                           6,192        3/31/04     Sherwin-Williams                    5,000
  484
  485       Carlos Murphys                                     7,792        8/31/03     Computer Renaissance                6,837
  486
---------------------------------------------------------------------------------------------------------------------------------
  487       Rite Aid of Michigan                               9,905        2/22/18
  488       Seagull Printing                                  16,964        8/31/00     Micron Electronics, Inc.            9,396
  489
  490
  491
---------------------------------------------------------------------------------------------------------------------------------
  492
  493
  494       Eckerd Corporation                                10,908
  495       Hook-SupeRx, Inc                                  10,722       12/31/17
  496       Ocean State Job Lot                               25,600        1/31/08     Donelan's Supermarket              20,250
---------------------------------------------------------------------------------------------------------------------------------
  497       Smith's Food King                                 25,600       12/31/03     TG & Y - Coast to Coast Hardware   25,000
  498       Office Max                                        23,619        2/1/13
  499
  500       Albertson's (Shadow)                              50,245         NAV        Video Update Inc.                   6,597
  501       Mariels                                           22,694        4/1/04      Lighthouse Fellowship               4,000
---------------------------------------------------------------------------------------------------------------------------------
  502       Eckerd Corporation                                10,908       10/12/17
  503
  504
  505       Pearle, Inc.                                       6,104       10/1/00      Hear-X Ltd. Incorporated            1,935
  506       Pet City                                           7,536       12/31/06     Shoe City                           7,361
---------------------------------------------------------------------------------------------------------------------------------
  507
  509       Eckerd Corporation                                10,908        9/30/17
  510
  511
---------------------------------------------------------------------------------------------------------------------------------
  512       Revco                                             10,722       12/31/17
  513
  514
  515
  516       Webbers IGA                                       22,400       12/31/01     Auto Zone                          12,000
---------------------------------------------------------------------------------------------------------------------------------
  517
  518       Atlas Gym                                          7,668        7/31/07     BOCES                               4,575
  519
  520       Inbus Engineering                                 59,359        2/29/04
  521       West Lemon CVS, Inc.                              10,004        1/31/19
---------------------------------------------------------------------------------------------------------------------------------

          2nd Largest Tenant                               3rd Largest Tenant
          ------------------       ------------------------------------------------------------------
                                                                      Tenant
Control              Lease                                          Area Leased               Lease      Control
  Nos.              Exp Date        Tenant Name                       (Sq. Ft.)               Exp Date      No.
=================================================================================================================
  452                                                                                                       452
  453                                                                                                       453
  454                 7/4/07                                                                                454
  455                                                                                                       455
  456                                                                                                       456
-----------------------------------------------------------------------------------------------------------------
  457                                                                                                       457
  458                                                                                                       458
  459                                                                                                       459
  460                                                                                                       460
  461                                                                                                       461
-----------------------------------------------------------------------------------------------------------------
  462                                                                                                       462
  463                                                                                                       463
  464                                                                                                       464
  465                                                                                                       465
  466                                                                                                       466
-----------------------------------------------------------------------------------------------------------------
  467                                                                                                       467
  468                11/1/06        Blue Iguana                        4,161                   7/1/01       468
  469                                                                                                       469
  470                                                                                                       470
  471                                                                                                       471
-----------------------------------------------------------------------------------------------------------------
  472                                                                                                       472
  473                9/30/15        Precision Tune                     2,728                  8/31/06       473
  474                4/30/01        Moovies                            3,750                  1/31/00       474
  475               12/31/02        Re/Max Realty                      3,440                 12/31/02       475
  476                6/30/04        Paralyzed Vets of USA              3,214                  5/31/00       476
-----------------------------------------------------------------------------------------------------------------
  477                8/31/02        Rehearsal Services, Inc.          29,915                  7/31/04       477
  478                                                                                                       478
  479                                                                                                       479
  480                                                                                                       480
  481                    NAV        PG&E                               2,050                      NAV       481
-----------------------------------------------------------------------------------------------------------------
  482                                                                                                       482
  483                9/30/98        Meineke                            4,800                  4/30/02       483
  484                                                                                                       484
  485               12/31/03        Luggage Center                     3,062                  4/30/01       485
  486                                                                                                       486
-----------------------------------------------------------------------------------------------------------------
  487                                                                                                       487
  488               12/31/00        America's Best                     3,150                 12/31/99       488
  489                                                                                                       489
  490                                                                                                       490
  491                                                                                                       491
-----------------------------------------------------------------------------------------------------------------
  492                                                                                                       492
  493                                                                                                       493
  494                                                                                                       494
  495                                                                                                       495
  496                7/31/99        Brooks Drugs                       9,200                  1/31/03       496
-----------------------------------------------------------------------------------------------------------------
  497               10/31/03        Heilig - Myers                    25,000                  9/30/07       497
  498                                                                                                       498
  499                                                                                                       499
  500                5/30/07        Fuzzy's Pizza                      1,690                  10/2/02       500
  501                11/1/00        Lake Conroe Medical Center         3,250                   4/1/00       501
-----------------------------------------------------------------------------------------------------------------
  502                                                                                                       502
  503                                                                                                       503
  504                                                                                                       504
  505                1/31/02        Starbucks                          1,480                  3/30/06       505
  506               12/31/06        Nevada Bobs Golf                   5,555                   2/3/03       506
-----------------------------------------------------------------------------------------------------------------
  507                                                                                                       507
  509                                                                                                       509
  510                                                                                                       510
  511                                                                                                       511
-----------------------------------------------------------------------------------------------------------------
  512                                                                                                       512
  513                                                                                                       513
  514                                                                                                       514
  515                                                                                                       515
  516                9/30/01        Coast to Coast Hardware            8,000                 12/31/01       516
-----------------------------------------------------------------------------------------------------------------
  517                                                                                                       517
  518                6/30/02        Louis Ferrari Enterprises, Inc.    4,404                 10/31/99       518
  519                                                                                                       519
  520                                                                                                       520
  521                                                                                                       521
-----------------------------------------------------------------------------------------------------------------


25 & 26 & 27

Control
  No.         Property Name                                                Address
==============================================================================================================================
  522         Warehouse Specialists - 1097 Ehlers Road                     1097 Ehlers Road
  523         Cedars St. Paul Apts.                                        1276 Wilson Avenue
  524         McClintock Office Plaza                                      4700 S. McClintock Drive
  525         Galaxy Shopping Center                                       2300 Planet Avenue
  526         Crestwood Station Shopping Center                            Kentucky Highway 146
------------------------------------------------------------------------------------------------------------------------------
  527         Village Pines                                                25 South Lincoln Ave.
  528         395-435 East O'Keefe Street                                  395-435 East O'Keefe Street
  529         Price Savers Center                                          2049 West Broadway Road
  530         Indian Village Shopping Center                               SEC of Indian School Road and 16th Street
  531         Caledon Wood Professional Park                               Pelham Road
------------------------------------------------------------------------------------------------------------------------------
  532         4445 West 16th Street                                        4445 W. 16th Avenue
  533         6 Fortune Drive                                              6 Fortune Drive
  534         Fairmount Apartments                                         345-57 W. Johnson Streets
  535         Palms Apartments                                             11007-  Palms Blvd
  536         Georgetown Village Apartments                                1421 Reidville Road
------------------------------------------------------------------------------------------------------------------------------
  537         336 Washington Street (Boston Private)                       336 Washington Street
  538         CVS Tipton                                                   711 East Jefferson St
  539         State Farm Cranford                                          70 Myrtle Street
  540         La Jolla Court Apartments                                    1322 North La Jolla Boulevard
  541         CVS York                                                     820 Edgewood Road
------------------------------------------------------------------------------------------------------------------------------
  542         Hodges Warehouse (Hodges II)                                 800 South Madison Avenue
  543         Kling Street Apartments                                      11922  Kling Street
  544         Eckerd Drug Store (Camden)                                   SWC of DeKalb Street and Campbell Street
  545         CVS Drug Store (Mableton)                                    5846-5856 Mableton Parkway
  546         CVS Rockville                                                NWC US 36 & SR 41
------------------------------------------------------------------------------------------------------------------------------
  547         CVS Edinburgh                                                NEC US 31 & Eisenhower Rd
  548         Fry's Greenfield Plaza                                       NEC Greenfield Road and University Drive
  549         Target Center                                                15329 Palmdale Blvd.
  550         CVS Greece                                                   3750 Mt. Read Boulevard
  551         Ames Plaza (Amenia)                                          Route 22
------------------------------------------------------------------------------------------------------------------------------
  552         North Creek Townhomes                                        515- 112th ST. S.E.
  553         Hilltop Village Shopping Center                              U.S. Highway 158
  554         Friendly Square Shopping Center                              11651 West 64th Avenue
  555         Eckerd Oldsmar                                               3771 Tampa Road
  556         Henderson Mall                                               675 Mall Ring Circle
------------------------------------------------------------------------------------------------------------------------------
  557         Anchor Self Storage - Glendora                               700 E. Acosta
  558         8614 Burton Way Apts.                                        8614 Burton Way
  559         Four Industrial Buildings (Great S.W. Industrial)            Various
  560         Spa Business Center                                          145-155  East 6100 South
  561         Warehouse Specialists - Harrison Street                      2440 Harrison Street
------------------------------------------------------------------------------------------------------------------------------
  562         Port Jefferson Medical Park                                  5380 Nesconset Highway
  563         Ashcroft Industrial Park                                     7313-7399 Ashcroft
  564         8586-8588 Potter Park Drive (Palmer Ranch)                   8586-8588 Potter Park Drive
  565         New Hampshire Apartments                                     345 South New Hampshire St.
  566         Villa Fontana Apartments                                     7540 S.W. 59th Court
------------------------------------------------------------------------------------------------------------------------------
  567         Briarcliff                                                   4314 Commomwealth Ave, A-1
  569         Duna Vista Mobile Home Park                                  2400  Cienega
  570         Calvert Apartments                                           11434-11450  Calvert Street
  571         177 E. Evelyn Avenue                                         177 E. Evelyn Avenue
------------------------------------------------------------------------------------------------------------------------------
  572         Oakland State Garage                                         401  27Th Street
  573         IHOP Kannapolis                                              800 Cloverleaf Plaza
  574         Park Rochester Apartments                                    11425  Rochester Avenue
  575         West Town Professional Center                                21675  Longview Drive
  576         CVS Aiken                                                    Whiskey Rd & Shannon Lane
------------------------------------------------------------------------------------------------------------------------------
  577         Garage Loft Apartments                                       113 N.W. 13th Street
  578         Rite-Aid Pharmacy (Waynesburg)                               8619 Waynesburg Drive
  579         Forest Glen                                                  2800-2875 Forest Glen Road
  580         Revco Drug Store                                             2939 The Plaza Road
  581         Rite Aid Pharmacey (Hogansville)                             100 South Highway 29
------------------------------------------------------------------------------------------------------------------------------
  582         Revco Pharmacy (Oak Ridge)                                   1287 Oak Ridge Turnpike
  583         Imperial Plaza Office Building                               1129 Watertower Lane
  584         Overlook Court                                               4620-40 Richmond Road
  585         10051 Pasadena Avenue                                        10051 Pasadena Avenue
  586         Clifford Pacific Business Park                               20382 & 20412 Barents Sea Circle
------------------------------------------------------------------------------------------------------------------------------
  587         Glynbrook Estates                                            3642 Glynbrook Avenue
  588         Cypress Winds                                                2105 Cleary
  589         66 West 84th Street                                          66 West 84th Street
  590         Canon Perdido                                                433 E. Canon Perdido Street
  591         Panorama Medical Arts Building                               8215  Van Nuys Blvd
------------------------------------------------------------------------------------------------------------------------------

                                                          Cross                                                    % of Aggregate
Control                                        Zip    Collateralized             Original          Cut-off Date     Cut-off Date
  No.        City                     State   Code       Groups                 Balance ($)         Balance ($)      Balance ($)
================================================================================================================================
  522        Menasha                    WI    54956       Group H                $1,775,000         $1,764,555.20    0.05%
  523        St. Paul                   MN    55106                               1,760,000          1,757,481.94    0.05
  524        Tempe                      AZ    85282                               1,750,000          1,748,704.62    0.05
  525        Salina                     KS    67401                               1,750,000          1,745,149.43    0.05
  526        Crestwood                  KY    40014       Group F                 1,750,000          1,744,600.57    0.05
--------------------------------------------------------------------------------------------------------------------------------
  527        Orchard Park               NY    14127                               1,746,325          1,742,848.98    0.05
  528        East Palo Alto             CA    94303                               1,746,000          1,741,530.67    0.05
  529        Mesa                       AZ    85202                               1,725,000          1,722,787.60    0.05
  530        Phoenix                    AZ    85016                               1,725,000          1,708,262.64    0.05
  531        Greenville                 SC    29615                               1,710,000          1,705,674.66    0.05
--------------------------------------------------------------------------------------------------------------------------------
  532        Hialeah                    FL    33012                               1,698,201          1,698,200.81    0.05
  533        Billerica                  MA    01821                               1,700,000          1,697,966.99    0.05
  534        Philadelphia               PA    19144                               1,700,000          1,697,942.60    0.05
  535        Los Angeles                CA    90034                               1,700,000          1,697,751.38    0.05
  536        Spartanburg                SC    29306                               1,700,000          1,697,602.64    0.05
--------------------------------------------------------------------------------------------------------------------------------
  537        Wellesley                  MA    02181                               1,700,000          1,697,590.85    0.05
  538        Tipton                     IN    46072                               1,678,241          1,668,582.84    0.05
  539        Cranford                   NJ    07016                               1,706,438          1,666,978.73    0.05
  540        Goodyear                   AZ    85338                               1,660,000          1,652,187.67    0.05
  541        York                       PA    17402                               1,652,486          1,645,957.00    0.05
--------------------------------------------------------------------------------------------------------------------------------
  542        Okmulgee                   OK    74447       Group K                 1,650,000          1,645,107.98    0.05
  543        Los Angeles                CA    91607                               1,640,000          1,635,711.37    0.05
  544        Camden                     SC    29020                               1,640,000          1,631,475.16    0.05
  545        Mableton                   GA    30059                               1,610,000          1,605,822.34    0.05
  546        Rockville                  IN    47872                               1,613,847          1,604,207.35    0.05
--------------------------------------------------------------------------------------------------------------------------------
  547        Edinburgh                  IN    46124                               1,609,064          1,599,803.95    0.05
  548        Mesa                       AZ    85205       Group J                 1,600,000          1,597,884.71    0.05
  549        Victorville                CA    92392                               1,600,000          1,596,484.25    0.05
  550        Greece                     NY    14616                               1,599,730          1,595,748.59    0.05
  551        Amenia                     NY    12501                               1,600,000          1,595,195.82    0.05
--------------------------------------------------------------------------------------------------------------------------------
  552        Everett                    WA    98208                               1,600,000          1,594,881.62    0.05
  553        Oxford                     NC    27565                               1,597,530          1,594,743.67    0.05
  554        Arvada                     CO    80004                               1,590,000          1,588,764.57    0.05
  555        Oldsmar                    FL    34677                               1,604,801          1,587,542.88    0.05
  556        Henderson                  NV    89014                               1,575,000          1,575,000.00    0.05
--------------------------------------------------------------------------------------------------------------------------------
  557        Glendora                   CA    91740                               1,560,000          1,556,622.29    0.05
  558        Los Angeles                CA    90048                               1,550,000          1,548,751.88    0.05
  559        Ft. Worth                  TX    75224                               1,550,000          1,546,386.62    0.05
  560        Murray                     UT    84107       Group I                 1,550,000          1,545,038.11    0.05
  561        Neenah                     WI    54956       Group H                 1,550,000          1,540,879.18    0.05
--------------------------------------------------------------------------------------------------------------------------------
  562        Port Jefferson Station     NY    11776                               1,525,000          1,520,687.32    0.04
  563        Houston                    TX    77081                               1,520,000          1,515,445.10    0.04
  564        Sarasota                   FL    34238                               1,500,000          1,498,880.08    0.04
  565        Los Angeles                CA    90020                               1,500,000          1,498,839.13    0.04
  566        South Miami                FL    33143                               1,500,000          1,496,067.38    0.04
--------------------------------------------------------------------------------------------------------------------------------
  567        Charlotte                  NC    28205                               1,500,000          1,493,242.99    0.04
  569        Oceano                     CA    93445                               1,500,000          1,486,040.28    0.04
  570        North Hollywood            CA    91606                               1,475,000          1,470,406.50    0.04
  571        Mountain View              CA    94041                               1,470,000          1,467,025.62    0.04
--------------------------------------------------------------------------------------------------------------------------------
  572        Oakland                    CA    94612                               1,475,000          1,462,085.02    0.04
  573        Kannapolis                 NC    28083                               1,458,706          1,457,928.76    0.04
  574        Los Angeles                CA    90025                               1,456,000          1,453,916.87    0.04
  575        Brookfield                 WI    53205                               1,450,000          1,446,464.48    0.04
  576        Aiken                      SC    29803                               1,438,882          1,436,118.62    0.04
--------------------------------------------------------------------------------------------------------------------------------
  577        Oklahoma City              OK    73103                               1,440,000          1,435,402.50    0.04
  578        Sandy Township             OH    44688                               1,428,741          1,426,496.18    0.04
  579        Baltimore                  MD    21216                               1,425,000          1,421,618.18    0.04
  580        Charlotte                  NC    28205                               1,424,000          1,420,431.88    0.04
  581        Hogansville                GA    30230                               1,428,000          1,413,906.15    0.04
--------------------------------------------------------------------------------------------------------------------------------
  582        Oak Ridge                  TN    19147                               1,415,000          1,413,228.06    0.04
  583        West Carrollton            OH    45449                               1,400,000          1,398,946.34    0.04
  584        Warrensville Heights       OH    44128                               1,400,000          1,398,927.25    0.04
  585        Cupertino                  CA    95014                               1,400,000          1,397,163.99    0.04
  586        Lake Forest                CA    92630                               1,400,000          1,396,259.85    0.04
--------------------------------------------------------------------------------------------------------------------------------
  587        Keizer                     OR    97303                               1,400,000          1,395,038.52    0.04
  588        Metairie                   LA    70002                               1,392,000          1,390,838.57    0.04
  589        New York                   NY    10024                               1,380,000          1,376,574.41    0.04
  590        Santa Barbara              CA    93101                               1,375,000          1,373,982.61    0.04
  591        Panorama City              CA    91402                               1,370,000          1,365,634.97    0.04
--------------------------------------------------------------------------------------------------------------------------------

               Cumulative                                   Interest                                               Original
Control       % of Initial    Mortage     Administrative     Accrual       Amortization                          Interest-Only
  No.         Pool Balance    Rate (%)     Cost Rate (%)     Method            Type                              Period (Mos.)
===============================================================================================================================
  522             94.41%        7.4375%        0.0962%      Actual/360     Fully Amortizing                            0
  523             94.46         7.0510         0.0962       Actual/360     Amortizing Balloon                          0
  524             94.51         7.5130         0.0962       Actual/360     Amortizing Balloon                          0
  525             94.56         7.8900         0.1712       Actual/360     Amortizing (ARD)                            0
  526             94.61         7.3530         0.0962       Actual/360     Amortizing (ARD)                            0
-------------------------------------------------------------------------------------------------------------------------------
  527             94.66         7.3800         0.1462       Actual/360     Amortizing Balloon                          0
  528             94.71         7.2500         0.0962       Actual/360     Amortizing Balloon                          0
  529             94.76         7.4900         0.1462       Actual/360     Amortizing (ARD)                            0
  530             94.81         7.6400         0.1712         30/360       Fully Amortizing                            0
  531             94.86         7.3200         0.1562       Actual/360     Amortizing (ARD)                            0
-------------------------------------------------------------------------------------------------------------------------------
  532             94.91         7.7400         0.0962       Actual/360     Amortizing Balloon                          0
  533             94.96         7.2000         0.1462       Actual/360     Amortizing Balloon                          0
  534             95.01         7.1250         0.0962       Actual/360     Amortizing Balloon                          0
  535             95.06         7.3680         0.0962       Actual/360     Amortizing Balloon                          0
  536             95.11         7.1100         0.1462       Actual/360     Amortizing Balloon                          0
-------------------------------------------------------------------------------------------------------------------------------
  537             95.16         7.0900         0.1462       Actual/360     Amortizing (ARD)                            0
  538             95.21         7.2500         0.0962         30/360       Fully Amortizing                            0
  539             95.26         7.5625         0.0962         30/360       Step Payments: Fully Amortizing(1)          0
  540             95.31         7.3600         0.0962       Actual/360     Amortizing Balloon                          0
  541             95.36         6.8500         0.0962         30/360       Fully Amortizing                            0
-------------------------------------------------------------------------------------------------------------------------------
  542             95.41         7.7100         0.0962         30/360       Fully Amortizing                            0
  543             95.45         7.1250         0.0962       Actual/360     Amortizing Balloon                          0
  544             95.50         7.4200         0.0462         30/360       Step Payments: Fully Amortizing(1)          0
  545             95.55         6.9700         0.0462         30/360       Step Payments: Fully Amortizing(1)          0
  546             95.60         6.9375         0.0962         30/360       Fully Amortizing                            0
-------------------------------------------------------------------------------------------------------------------------------
  547             95.64         7.2500         0.0962         30/360       Fully Amortizing                            0
  548             95.69         7.3700         0.1462       Actual/360     Amortizing Balloon                          0
  549             95.74         7.2010         0.0962       Actual/360     Amortizing Balloon                          0
  550             95.78         7.0000         0.0962         30/360       Step Payments: Fully Amortizing(1)          0
  551             95.83         7.4900         0.0962       Actual/360     Amortizing Balloon                          0
-------------------------------------------------------------------------------------------------------------------------------
  552             95.88         7.1700         0.0962       Actual/360     Amortizing Balloon                          0
  553             95.92         7.5200         0.1562       Actual/360     Amortizing (ARD)                            0
  554             95.97         7.2700         0.1462       Actual/360     Amortizing Balloon                          0
  555             96.02         7.3000         0.0962         30/360       Step Payments: Fully Amortizing(1)          0
  556             96.06         7.2100         0.0962       Actual/360     Amortizing Balloon                          0
-------------------------------------------------------------------------------------------------------------------------------
  557             96.11         7.2800         0.0962       Actual/360     Amortizing Balloon                          0
  558             96.15         7.0900         0.0962       Actual/360     Amortizing Balloon                          0
  559             96.20         7.3800         0.0962         30/360       Amortizing Balloon                          0
  560             96.24         7.9590         0.0962       Actual/360     Amortizing Balloon                          0
  561             96.29         7.4375         0.0962       Actual/360     Fully Amortizing                            0
-------------------------------------------------------------------------------------------------------------------------------
  562             96.33         7.7900         0.0962       Actual/360     Amortizing (ARD)                            0
  563             96.38         7.5000         0.1462       Actual/360     Amortizing (ARD)                            0
  564             96.42         7.4700         0.1462       Actual/360     Amortizing Balloon                          0
  565             96.47         7.2900         0.0962       Actual/360     Amortizing Balloon                          0
  566             96.51         7.1100         0.0962       Actual/360     Amortizing Balloon                          0
-------------------------------------------------------------------------------------------------------------------------------
  567             96.55         7.6350         0.0962       Actual/360     Fully Amortizing                            0
  569             96.60         7.2630         0.0962         30/360       Fully Amortizing                            0
  570             96.64         7.3060         0.0962       Actual/360     Amortizing Balloon                          0
  571             96.68         7.6380         0.0962       Actual/360     Amortizing Balloon                          0
-------------------------------------------------------------------------------------------------------------------------------
  572             96.73         7.6540         0.0962       Actual/360     Amortizing Balloon                          0
  573             96.77         7.8750         0.0962         30/360       Step Payments: Fully Amortizing(1)          0
  574             96.81         7.0510         0.0962       Actual/360     Amortizing Balloon                          0
  575             96.86         7.5350         0.0962       Actual/360     Amortizing Balloon                          0
  576             96.90         7.1250         0.0962         30/360       Fully Amortizing                            0
-------------------------------------------------------------------------------------------------------------------------------
  577             96.94         7.1800         0.0962       Actual/360     Amortizing (ARD)                            0
  578             96.98         7.2300         0.0462         30/360       Amortizing Balloon                          0
  579             97.02         7.2100         0.0962         30/360       Amortizing Balloon                          0
  580             97.06         7.3750         0.0962       Actual/360     Amortizing Balloon                          0
  581             97.11         7.5400         0.0462         30/360       Fully Amortizing                            0
-------------------------------------------------------------------------------------------------------------------------------
  582             97.15         7.3400         0.0462         30/360       Step Payments: Fully Amortizing(1)          0
  583             97.19         7.4300         0.1462       Actual/360     Amortizing (ARD)                            0
  584             97.23         7.3400         0.1462       Actual/360     Amortizing Balloon                          0
  585             97.27         7.6320         0.0962       Actual/360     Amortizing Balloon                          0
  586             97.31         7.0000         0.0962       Actual/360     Amortizing Balloon                          0
-------------------------------------------------------------------------------------------------------------------------------
  587             97.35         7.5000         0.0962       Actual/360     Amortizing Balloon                          0
  588             97.39         6.9100         0.0962       Actual/360     Amortizing Balloon                          0
  589             97.43         7.4300         0.0962       Actual/360     Amortizing (ARD)                            0
  590             97.47         7.5150         0.0962       Actual/360     Amortizing Balloon                          0
  591             97.51         7.9800         0.0962       Actual/360     Amortizing Balloon                          0
-------------------------------------------------------------------------------------------------------------------------------

                                Original   Remaining
                Remaining       Term to     Term to       Original       Remaining
Control       Interest-Only     Maturity   Maturity     Amortization    Amortization   Origination    Maturity     Balloon
  No.         Period (Mos.)     (Mos.)      (Mos.)       Term (Mos.)     Term (Mos.)      Date         or ARD    Balance ($)
============================================================================================================================
  522               0            180          178            180            178           2/9/98       3/1/13     $   37,508
  523               0            120          118            360            358          2/27/98       3/1/08      1,537,568
  524               0            120          119            360            359          3/11/98       4/1/08      1,546,923
  525               0            120          116            360            356          12/23/97      1/1/08      1,560,367
  526               0            120          116            360            356          12/31/97      1/1/08      1,539,772
----------------------------------------------------------------------------------------------------------------------------
  527               0            120          116            300            296          12/23/97      1/1/08      1,408,020
  528               0            120          117            360            357          1/22/98       2/1/08      1,531,967
  529               0            240          238            360            358          2/18/98       3/1/18      1,095,413
  530               0            204          200            204            200          12/16/97      1/1/15              -
  531               0            120          117            360            357           1/8/98       2/1/08      1,503,061
----------------------------------------------------------------------------------------------------------------------------
  532               0            118          118            358            358           2/3/98       3/1/08      1,511,242
  533               0            120          119            300            299          3/19/98       4/1/08      1,368,654
  534               0            120          119            300            299          3/19/98       4/1/08      1,365,493
  535               0            120          118            360            358          2/10/98       3/1/08      1,497,449
  536               0            120          118            360            358          2/27/98       3/1/08      1,487,463
----------------------------------------------------------------------------------------------------------------------------
  537               0            180          178            360            358          2/10/98       3/1/13      1,306,748
  538               0            237          234            237            234           1/7/98      11/1/17              -
  539               0            120          115            120            115          8/15/97      12/1/07              -
  540               0             84          80             300            296          12/11/97      1/1/05      1,463,488
  541               0            239          237            239            237          2/13/98       2/1/18              -
----------------------------------------------------------------------------------------------------------------------------
  542               0            180          179            180            179          3/13/98       4/1/13              -
  543               0            120          117            360            357          1/30/98       2/1/08      1,434,316
  544               0            238          234            238            234          12/30/97     11/1/17              -
  545               0            238          236            238            236          2/12/98       1/1/18              -
  546               0            237          234            237            234          1/12/98      11/1/17              -
----------------------------------------------------------------------------------------------------------------------------
  547               0            237          234            237            234           1/7/98      11/1/17              -
  548               0            120          118            360            358           2/6/98       3/1/08      1,409,436
  549               0            120          118            300            298          2/26/98       3/1/08      1,288,409
  550               0            238          236            238            236          2/25/98       1/1/18              -
  551               0            120          116            360            356          12/31/97      1/1/08      1,412,674
----------------------------------------------------------------------------------------------------------------------------
  552               0            120          116            360            356          12/31/97      1/1/08      1,401,185
  553               0            117          116            298            297          3/23/98       1/1/08      1,303,527
  554               0            120          119            360            359          3/27/98       4/1/08      1,396,815
  555               0            230          224            230            224          10/24/97      1/1/17              -
  556               0            120          120            252            252           4/3/98       5/1/08      1,126,958
----------------------------------------------------------------------------------------------------------------------------
  557               0            120          118            300            298          2/13/98       3/1/08      1,259,247
  558               0            120          119            360            359          3/25/98       4/1/08      1,355,306
  559               0            120          118            300            298           2/4/98       3/1/08      1,231,642
  560               0            120          115            360            355          11/25/97     12/1/07      1,384,587
  561               0            180          178            180            178           2/9/98       3/1/13         32,753
----------------------------------------------------------------------------------------------------------------------------
  562               0            120          116            360            356          12/15/97      1/1/08      1,356,466
  563               0            120          116            360            356          12/19/97      1/1/08      1,342,378
  564               0            120          119            360            359           3/4/98       4/1/08      1,324,498
  565               0             84          83             360            359           3/5/98       4/1/05      1,387,500
  566               0            120          117            360            357          1/30/98       2/1/08      1,311,361
----------------------------------------------------------------------------------------------------------------------------
  567               0            300          296            300            296          12/23/97      1/1/23         98,025
  569               0            180          177            180            177           1/5/98       2/1/13              -
  570               0            120          116            360            356          12/31/97      1/1/08      1,296,252
  571               0            120          118            300            298          2/18/98       3/1/08      1,199,482
----------------------------------------------------------------------------------------------------------------------------
  572               0            120          115            240            235          12/1/97      12/1/07      1,027,554
  573               0            293          292            293            292          3/24/98       9/1/22              -
  574               0            120          118            360            358           2/9/98       3/1/08      1,271,988
  575               0            120          117            360            357          1/23/98       2/1/08      1,281,462
  576               0            238          237            238            237          3/31/98       2/1/18              -
----------------------------------------------------------------------------------------------------------------------------
  577               0            120          116            360            356          12/23/97      1/1/08      1,261,393
  578               0            212          211            263            262           3/5/98      12/1/15        470,001
  579               0            120          117            360            357          1/12/98       2/1/08      1,228,800
  580               0            120          117            360            357          1/12/98       2/1/08      1,253,433
  581               0            230          225            230            225          11/21/97      2/1/17              -
----------------------------------------------------------------------------------------------------------------------------
  582               0            208          207            208            207          3/31/98       8/1/15              -
  583               0            120          119            360            359           3/6/98       4/1/08      1,234,946
  584               0            120          119            360            359          3/13/98       4/1/08      1,232,116
  585               0            120          118            300            298          2/12/98       3/1/08      1,142,159
  586               0             84          81             360            357          1/12/98       2/1/05      1,288,286
----------------------------------------------------------------------------------------------------------------------------
  587               0            120          115            360            355          11/26/97     12/1/07      1,236,608
  588               0            120          119            360            359          3/12/98       4/1/08      1,211,347
  589               0            120          117            360            357          1/29/98       2/1/08      1,216,392
  590               0            120          119            360            359           3/2/98       4/1/08      1,215,500
  591               0            120          115            360            355          11/13/97     12/1/07      1,224,410
----------------------------------------------------------------------------------------------------------------------------

                                                                                                Annual
Control                                                                                          Debt                  Net
  No.         Property Type             Prepayment Provisions                                 Service ($)         Cash Flow ($)
===============================================================================================================================
  522         Industrial                L(6),D(8.75),O(.25)                                    $196,698             $302,436
  523         Multifamily               L(4),D(5.83),O(.17)                                     141,236              212,624
  524         Office                    L(5),D(4.83),O(.17)                                     147,022              196,528
  525         Retail - Unanchored       L(4),YM1%(5.75),O(.25)                                  152,483              213,814
  526         Retail - Anchored         L(4),D(5.75),O(.25)                                     144,727              267,534
-------------------------------------------------------------------------------------------------------------------------------
  527         Multifamily               L(4),D(5.75),O(.25)                                     153,553              192,961
  528         Multifamily               L(4),D(6)                                               142,930              181,222
  529         Retail - Unanchored       L(12),YM1%(7.75),O(.25)                                 144,596              199,238
  530         Retail - Unanchored       L(7),YM1%(9.5),O(.5)                                    181,525              262,851
  531         Office                    L(4),D(5.75),O(.25)                                     140,959              189,385
-------------------------------------------------------------------------------------------------------------------------------
  532         Office                    L(3.83),D(5.5),O(.5)                                    146,060              207,356
  533         Office                    L(4),D(5.67),O(.33)                                     146,796              200,056
  534         Multifamily               L(4),D(6)                                               145,814              184,325
  535         Multifamily               L(4),D(5.83),O(.17)                                     140,800              189,296
  536         Multifamily               L(4),D(5.75),O(.25)                                     137,232              171,666
-------------------------------------------------------------------------------------------------------------------------------
  537         Retail - Unanchored       L(7),YM1%(7.75),O(.25)                                  136,957              186,542
  538         CTL                       L(8),YM1%(11.25),O(.5)                                  160,073              164,875
  539         CTL                       L(4),YM1%(5.75),O(.25)                                Step Loan              223,233
  540         Multifamily               L(3),D(3.75),O(.25)                                     145,398              194,101
  541         CTL                       L(8),YM1%(11.91)                                        152,258              152,715
-------------------------------------------------------------------------------------------------------------------------------
  542         Industrial                L(7),D(7.75),O(.25)                                     185,919              239,665
  543         Multifamily               L(4),D(5.83),O(.17)                                     132,588              169,447
  544         CTL                       L(10),D(9.83)                                         Step Loan              153,829
  545         CTL                       L(10),D(9.83)                                         Step Loan              149,344
  546         CTL                       L(8),YM1%(11.25),O(.5)                                  150,297              154,806
-------------------------------------------------------------------------------------------------------------------------------
  547         CTL                       L(8),YM1%(11.25),O(.5)                                  153,474              158,079
  548         Retail - Unanchored       L(4),YM1%(5.75),O(.25)                                  132,544              218,413
  549         Retail - Anchored         L(4),D(5.83),O(.17)                                     138,173              215,650
  550         CTL                       L(8),D(11.833)                                        Step Loan              148,838
  551         Retail - Anchored         L(3),YM1%(6.5),O(.5)                                    134,118              184,472
-------------------------------------------------------------------------------------------------------------------------------
  552         Multifamily               L(2.33),D(7.417),O(.25)                                 129,938              166,893
  553         Retail - Anchored         L(3.75),D(5.75),O(.25)                                  142,322              190,318
  554         Retail - Unanchored       L(3),YM1%(6.5),O(.5)                                    130,418              177,246
  555         CTL                       L(8),YM,1%(10.917),O(.25)                             Step Loan              202,535
  556         Retail - Unanchored       L(4),D(5.75),O(.25)                                     145,774              186,481
-------------------------------------------------------------------------------------------------------------------------------
  557         Self Storage              L(4),D(5.75),O(.25)                                     135,672              175,821
  558         Multifamily               L(4),D(5.75),O(.25)                                     124,872              163,041
  559         Industrial                L(4),D(5.5),O(.5)                                       136,004              226,901
  560         Office                    L(4),D(5.83),O(.17)                                     135,949              181,333
  561         Industrial                L(6),D(8.75),O(.25)                                     171,764              251,123
-------------------------------------------------------------------------------------------------------------------------------
  562         Office                    L(7),D(2.75),O(.25)                                     131,610              166,251
  563         Industrial                L(4),D(5.75),O(.25)                                     127,537              166,248
  564         Office                    L(5),D(4.75),O(.25)                                     125,489              162,001
  565         Multifamily               L(2.083),D(4.417),O(.5)                                 123,280              158,413
  566         Multifamily               L(4),D(5.5),O(.5)                                       121,087              168,165
-------------------------------------------------------------------------------------------------------------------------------
  567         Multifamily               L(2.33),D(22.67)                                        134,603              193,013
  569         Mobile Home Park          L(4),D(10.83),O(.17)                                    164,447              186,844
  570         Multifamily               L(4),D(5.83),O(.17)                                     121,418              181,687
  571         Retail - Unanchored       L(4),D(5.83),O(.17)                                     131,946              202,365
-------------------------------------------------------------------------------------------------------------------------------
  572         Industrial                L(4),D(5.83),O(.17)                                     144,261              205,214
  573         CTL                       L(8),D(16.417)                                        Step Loan              136,620
  574         Multifamily               L(4),D(5.67),O(.33)                                     116,841              179,408
  575         Office                    L(4),D(5.83),O(.17)                                     122,081              181,065
  576         CTL                       L(3),D(16.833)                                          135,681              168,244
-------------------------------------------------------------------------------------------------------------------------------
  577         Multifamily               L(4),D(5.5),O(.5)                                       117,061              164,311
  578         CTL                       L(8),YM1%(9.67)                                         130,236              134,571
  579         Multifamily               L(4),YM1%(4),O(2)                                       116,189              160,333
  580         Retail - Anchored         L(4),D(6)                                               118,023              152,219
  581         CTL                       L(10),D(9.17)                                           141,074              145,479
-------------------------------------------------------------------------------------------------------------------------------
  582         CTL                       L(10),D(7.33)                                         Step Loan              131,130
  583         Office                    L(4),D(5.5),O(.5)                                       116,664              143,108
  584         Office                    L(5),D(4.75),O(.25)                                     115,633              147,428
  585         Office                    L(4),D(5.83),O(.17)                                     125,597              172,877
  586         Industrial                L(3),D(3.83),O(.17)                                     111,771              152,088
-------------------------------------------------------------------------------------------------------------------------------
  587         Multifamily               L(4),YM1%(5.75),O(.25)                                  117,468              153,015
  588         Multifamily               L(2),D(7.50),O(.50)                                     110,124              141,608
  589         Retail - Unanchored       L(5),D(4.75),O(.25)                                     114,997              152,895
  590         Office                    L(4),D(5.83),O(.17)                                     115,540              149,614
  591         Office                    L(4),D(5.83),O(.17)                                     120,402              163,337
-------------------------------------------------------------------------------------------------------------------------------

                                                                                                Underwritten
                                                                                                Hospitality
                                                                  Cut-off      Scheduled          Average
Control                        Appraised        Appraisal          Date       Maturity Date        Daily               Year
  No.           DSCR (x)       Value ($)          Year            LTV (%)        LTV (%)          Rate ($)             Built
=================================================================================================================================
  522           1.54x         $3,300,000          1997             53.5%           1.1%                                 1984
  523           1.51           2,250,000          1997             78.1           68.3                                  1970
  524           1.34           2,350,000          1998             74.4           65.8                                  1986
  525           1.40           2,400,000          1997             72.7           65.0                                  1987
  526           1.85           4,500,000          1997             38.8           34.2                                  1982
---------------------------------------------------------------------------------------------------------------------------------
  527           1.26           2,200,000          1997             79.2           64.0                                 1900's
  528           1.27           2,400,000          1997             72.6           63.8                                  1950
  529           1.38           2,300,000          1998             74.9           47.6                                 1976,96
  530           1.45           2,300,000          1997             74.3            0.0                                  1974
  531           1.34           2,280,000          1997             74.8           65.9                                1996,1997
---------------------------------------------------------------------------------------------------------------------------------
  532           1.42           2,800,000          1997             60.7           54.0                                  1984
  533           1.36           2,800,000          1998             60.6           48.9                                  1987
  534           1.26           2,200,000          1997             77.2           62.1                                  1965
  535           1.34           2,270,000          1997             74.8           66.0                                  1971
  536           1.25           2,160,000          1997             78.6           68.9                                  1964
---------------------------------------------------------------------------------------------------------------------------------
  537           1.36           2,350,000          1997             72.2           55.6                                  1880
  538            NAP           1,750,000          1997             NAP             0.0                                  1997
  539            NAP           2,100,000          1997             NAP             0.0                                  1960
  540           1.33           2,215,000          1997             74.6           66.1                                  1964
  541            NAP           1,675,000          1997             NAP             0.0                                  1998
---------------------------------------------------------------------------------------------------------------------------------
  542           1.29           2,500,000          1998             65.8            0.0                              1929,56,65,68
  543           1.28           2,050,000          1997             79.8           70.0                                  1964
  544            NAP           1,650,000          1997             NAP             0.0                                  1997
  545            NAP           1,630,000          1997             NAP             0.0                                  1997
  546            NAP           1,620,000          1997             NAP             0.0                                  1997
---------------------------------------------------------------------------------------------------------------------------------
  547            NAP           1,650,000          1997             NAP             0.0                                  1997
  548           1.65           2,500,000          1997             63.9           56.4                                  1987
  549           1.56           2,140,000          1997             74.6           60.2                                  1983
  550            NAP           1,600,000          1997             NAP             0.0                                  1997
  551           1.38           2,500,000          1997             63.8           56.5                                  1975
---------------------------------------------------------------------------------------------------------------------------------
  552           1.28           2,200,000          1997             72.5           63.7                                  1989
  553           1.34           2,400,000          1997             66.5           54.3                                  1980
  554           1.36           2,300,000          1997             69.1           60.7                                  1980
  555            NAP           2,335,000          1997             NAP             0.0                                  1997
  556           1.28           2,325,000          1997             67.7           48.5                                  1997
---------------------------------------------------------------------------------------------------------------------------------
  557           1.30           2,375,000          1997             65.5           53.0                                  1977
  558           1.31           2,200,000          1998             70.4           61.6                                  1989
  559           1.67           3,500,000          1998             44.2           35.2                               1968,78,80
  560           1.33           2,075,000          1997             74.5           66.7                                  1972
  561           1.46           2,400,000          1998             64.2            1.4                              1965,70,74,89
---------------------------------------------------------------------------------------------------------------------------------
  562           1.26           2,450,000          1997             62.1           55.4                                  1975
  563           1.30           1,950,000          1997             77.7           68.8                                  1965
  564           1.29           2,000,000          1998             74.9           66.2                                  1997
  565           1.28           2,000,000          1997             74.9           69.4                                  1972
  566           1.39           2,000,000          1997             74.8           65.6                                  1966
---------------------------------------------------------------------------------------------------------------------------------
  567           1.43           2,200,000          1997             67.9            4.5                                  1964
  569           1.14           2,700,000          1997             55.0            0.0                                  1977
  570           1.50           1,840,000          1997             79.9           70.5                                  1977
  571           1.53           2,100,000          1997             69.9           57.1                                  1957
---------------------------------------------------------------------------------------------------------------------------------
  572           1.42           1,950,000          1997             75.0           52.7                                  1957
  573            NAP           1,500,000          1997             NAP             0.0                                  1997
  574           1.54           2,570,000          1997             56.6           49.5                                  1973
  575           1.48           2,000,000          1997             72.3           64.1                                  1995
  576            NAP           1,930,000          1998             NAP             0.0                                  1998
---------------------------------------------------------------------------------------------------------------------------------
  577           1.40           1,800,000          1997             79.7           70.1                                  1929
  578            NAP           1,465,000          1998             NAP            32.1                                  1997
  579           1.38           1,900,000          1997             74.8           64.7                                  1972
  580           1.29           1,770,000          1997             80.3           70.8                                  1997
  581            NAP           1,610,000          1997             NAP             0.0                                  1997
---------------------------------------------------------------------------------------------------------------------------------
  582            NAP           1,600,000          1997             NAP             0.0                                  1994
  583           1.23           1,750,000          1997             79.9           70.6                                  1970
  584           1.27           1,930,000          1998             72.5           63.8                                  1976
  585           1.38           2,150,000          1998             65.0           53.1                                  1986
  586           1.36           1,936,000          1997             72.1           66.5                                  1997
---------------------------------------------------------------------------------------------------------------------------------
  587           1.30           1,900,000          1997             73.4           65.1                                  1978
  588           1.29           1,740,000          1998             79.9           69.6                                  1970
  589           1.33           2,000,000          1997             68.8           60.8                                  1900
  590           1.29           2,100,000          1998             65.4           57.9                                  1961
  591           1.36           1,750,000          1997             78.0           70.0                                  1957
---------------------------------------------------------------------------------------------------------------------------------

                              Sq. Ft.,              Loan per
                               Units             Sq. Ft., Units                                            Underwritten
Control         Year         Bed, Pad               Bed, Pad            Occupancy        Rent Roll         Replacement
  No.         Renovated       or Room             or Rooms ($)        Percentage (%)        Date           Reserves ($)     per
=================================================================================================================================
  522            N/A         157,898 Sq. Ft.        $ 11.24              100.0%                   0            $0.05      Sq. Ft.
  523            N/A             102 Units        17,254.90               99.0             11/19/97           250.00      Unit
  524            N/A          23,053 Sq. Ft.          75.91              100.0              12/1/97             0.15      Sq. Ft.
  525            N/A          32,930 Sq. Ft.          53.14               90.0             10/15/97             0.18      Sq. Ft.
  526            N/A         156,684 Sq. Ft.          11.17               94.5              12/1/97             0.20      Sq. Ft.
---------------------------------------------------------------------------------------------------------------------------------
  527           1997              33 Units        52,918.94               91.2              2/24/98           207.00      Unit
  528           1994              70 Units        24,942.86               97.0              1/13/98           250.00      Unit
  529            N/A          45,158 Sq. Ft.          38.20              100.0               1/4/98             0.17      Sq. Ft.
  530            N/A          64,278 Sq. Ft.          26.84               94.7              11/1/97             0.24      Sq. Ft.
  531            N/A          15,682 Sq. Ft.         109.04               91.7              12/3/97             0.15      Sq. Ft.
---------------------------------------------------------------------------------------------------------------------------------
  532            N/A          34,177 Sq. Ft.          49.69              100.0             10/31/97             0.20      Sq. Ft.
  533            N/A          26,500 Sq. Ft.          64.15               92.0               2/1/98             0.15      Sq. Ft.
  534            N/A              67 Units        25,373.13               89.6              2/20/98           248.00      Unit
  535           1993              30 Units        56,666.67              100.0              1/12/98           277.47      Unit
  536            N/A              75 Units        22,666.67               98.7              12/1/97           281.41      Unit
---------------------------------------------------------------------------------------------------------------------------------
  537           1982           6,667 Sq. Ft.         254.99              100.0              3/27/98             0.46      Sq. Ft.
  538            N/A          10,722 Sq. Ft.         156.52              100.0               5/1/98             0.15      Sq. Ft.
  539           1997          21,152 Sq. Ft.          80.68              100.0               5/1/98             0.50      Sq. Ft.
  540            N/A              69 Units        24,057.97               98.6              9/16/97           289.00      Unit
  541            N/A          10,722 Sq. Ft.         154.12              100.0               5/1/98             0.30      Sq. Ft.
---------------------------------------------------------------------------------------------------------------------------------
  542            N/A         344,100 Sq. Ft.           4.80              100.0              2/23/98             0.10      Sq. Ft.
  543            N/A              36 Units        45,555.56              100.0             11/25/97           155.44      Unit
  544            N/A          10,908 Sq. Ft.         150.35              100.0               5/1/98             0.25      Sq. Ft.
  545            N/A          10,125 Sq. Ft.         159.01              100.0               5/1/98             0.25      Sq. Ft.
  546            N/A          10,722 Sq. Ft.         150.52              100.0               5/1/98             0.15      Sq. Ft.
---------------------------------------------------------------------------------------------------------------------------------
  547            N/A          10,722 Sq. Ft.         150.07              100.0               5/1/98             0.15      Sq. Ft.
  548            N/A          39,043 Sq. Ft.          40.98              100.0               1/1/98             0.34      Sq. Ft.
  549           1995          23,300 Sq. Ft.          68.67              100.0              8/28/97             0.29      Sq. Ft.
  550            N/A          10,125 Sq. Ft.         158.00              100.0               5/1/98             0.15      Sq. Ft.
  551           1985          85,652 Sq. Ft.          18.68               91.6              9/25/97             0.21      Sq. Ft.
---------------------------------------------------------------------------------------------------------------------------------
  552            N/A              36 Units        44,444.44              100.0             11/30/97           291.00      Unit
  553            N/A          64,631 Sq. Ft.          24.72               87.0             10/30/97             0.48      Sq. Ft.
  554            N/A          57,220 Sq. Ft.          27.79               98.6              3/17/98             0.16      Sq. Ft.
  555            N/A          10,908 Sq. Ft.         147.12              100.0               5/1/98                -      Sq. Ft.
  556            N/A           7,564 Sq. Ft.         208.22              100.0              3/30/98             0.14      Sq. Ft.
---------------------------------------------------------------------------------------------------------------------------------
  557            N/A             416 Units         3,750.00               91.0               3/5/98            12.50      Unit
  558            N/A              18 Units        86,111.11              100.0              3/23/98           218.61      Unit
  559            N/A         190,436 Sq. Ft.           8.14              100.0               2/2/98             0.15      Sq. Ft.
  560           1996          17,985 Sq. Ft.          86.18              100.0              11/5/97             0.22      Sq. Ft.
  561            N/A         171,250 Sq. Ft.           9.05              100.0                    0             0.07      Sq. Ft.
---------------------------------------------------------------------------------------------------------------------------------
  562            N/A          40,076 Sq. Ft.          38.05               79.9              7/16/97             0.38      Sq. Ft.
  563            N/A          98,050 Sq. Ft.          15.50               97.5             12/11/97             0.21      Sq. Ft.
  564            N/A          15,884 Sq. Ft.          94.43              100.0              2/10/98             0.12      Sq. Ft.
  565            N/A              66 Units        22,727.27               95.5              10/9/97           295.59      Unit
  566            N/A              40 Units        37,500.00               94.7              12/4/97           418.28      Unit
---------------------------------------------------------------------------------------------------------------------------------
  567            N/A              84 Units        17,857.14               91.7             11/10/97           313.00      Unit
  569            N/A             105 Spaces       14,285.71               99.0             11/30/97           141.96      Space
  570            N/A              80 Units        18,437.50              100.0              8/20/97           299.32      Unit
  571           1989          19,415 Sq. Ft.          75.71              100.0              1/23/98             0.31      Sq. Ft.
---------------------------------------------------------------------------------------------------------------------------------
  572           1997          28,800 Sq. Ft.          51.22              100.0              10/1/97             0.10      Sq. Ft.
  573            N/A           4,950 Sq. Ft.         294.69              100.0               5/1/98                -      Sq. Ft.
  574            N/A              23 Units        63,304.35              100.0             12/22/97           288.00      Unit
  575            N/A          16,362 Sq. Ft.          88.62              100.0             12/15/97             0.04      Sq. Ft.
  576            N/A          10,125 Sq. Ft.         142.11              100.0               5/1/98                -      Sq. Ft.
---------------------------------------------------------------------------------------------------------------------------------
  577           1995              24 Units        60,000.00               96.0             12/11/97           239.58      Unit
  578            N/A          10,363 Sq. Ft.         137.87              100.0               5/1/98             0.17      Sq. Ft.
  579           1997              64 Units        22,265.63               93.8              1/12/98           225.00      Unit
  580            N/A          10,640 Sq. Ft.         133.83              100.0              8/15/97             0.10      Sq. Ft.
  581            N/A          11,325 Sq. Ft.         126.09              100.0               5/1/98             0.24      Sq. Ft.
---------------------------------------------------------------------------------------------------------------------------------
  582            N/A          10,722 Sq. Ft.         131.97              100.0               5/1/98             0.25      Sq. Ft.
  583            N/A          23,244 Sq. Ft.          60.23               94.9             11/10/97             0.15      Sq. Ft.
  584            N/A          44,553 Sq. Ft.          31.42               84.0              2/25/98             0.15      Sq. Ft.
  585            N/A          11,514 Sq. Ft.         121.59              100.0             11/30/98             0.19      Sq. Ft.
  586            N/A          23,339 Sq. Ft.          59.99              100.0              12/1/97             0.21      Sq. Ft.
---------------------------------------------------------------------------------------------------------------------------------
  587            N/A              35 Units        40,000.00              100.0              10/1/97           220.00      Unit
  588            N/A              56 Units        24,857.14               98.2             12/22/97           233.00      Unit
  589            N/A           3,340 Sq. Ft.         413.17              100.0              1/29/98             0.10      Sq. Ft.
  590            N/A          18,046 Sq. Ft.          76.19              100.0              9/15/97             0.24      Sq. Ft.
  591           1996          25,395 Sq. Ft.          53.95               96.0             10/10/97             0.20      Sq. Ft.
---------------------------------------------------------------------------------------------------------------------------------

                                        Largest Tenant                                               2nd Largest Tenant
            ------------------------------------------------------------------------    -----------------------------------------
                                                              Tenant                                                    Tenant
Control                                                     Area Leased       Lease                                   Area Leased
  No.       Tenant Name                                      (Sq. Ft.)      Exp Date    Tenant Name                    (Sq. Ft.)
=================================================================================================================================
  522       Warehouse Specialists, Inc.                        157,898         3/1/13
  523
  524       Norwest Mortgage                                     7,573        8/31/99   Media Communications               3,952
  525       Copy Co.                                             3,250       11/30/00   Phillip Archer                     2,650
  526       Wal-Mart                                            45,570        5/16/03   Winn-Dixie                        25,600
---------------------------------------------------------------------------------------------------------------------------------
  527
  528
  529       Savers                                              28,136        4/30/10   Terri's                           14,222
  530       Pets Mart                                           26,514         9/9/00   Popular Stores                     8,677
  531       Greenville Psych. PA                                 4,929        12/9/06   Cothran Properties, LL             2,650
---------------------------------------------------------------------------------------------------------------------------------
  532       USA Money Center                                     6,300       10/31/99   Terrabank                          5,262
  533       SAIC, Inc.                                           9,381        1/31/02   Joyce Chen, Inc.                   4,404
  534
  535
  536
---------------------------------------------------------------------------------------------------------------------------------
  537       Boston Private Bank and Trust                        6,667       11/30/12
  538       Hook-SupeRx, Inc                                    10,722       11/30/17
  539       State Farm Mutual Automobile Insurance Company      21,152        9/30/07
  540
  541       White Cross Stores, Inc.                            10,722        2/28/18
---------------------------------------------------------------------------------------------------------------------------------
  542       Port City Properties                               344,100         5/1/13
  543
  544       Eckerd Corporation                                  10,908       12/13/17
  545       CVS                                                 10,125        1/31/18
  546       Hook-SupeRx, Inc                                    10,722       12/31/17
---------------------------------------------------------------------------------------------------------------------------------
  547       Hook-SupeRx, Inc                                    10,722       11/30/17
  548       Furniture Depot                                      6,720        10/1/99   Discount Card Outlet               4,960
  549       Quality Sleep Center                                 3,190        5/25/00   Fashion Stop                       2,700
  550       Mt. Read Street CVS, Inc.                           10,125        1/31/18
  551       Ames                                                48,000        1/31/06   Grand Union                       20,020
---------------------------------------------------------------------------------------------------------------------------------
  552
  553       Food Lion                                           31,231        5/19/02   Dollar General                     7,200
  554       Circle Bingo, Inc.                                  14,066        6/30/03   Academy Child Development          8,299
  555       Eckerd  Corporation                                 10,908        1/29/17
  556       Wolf Camera                                          4,659        12/1/08   Baja Fresh Mexican Restaurant      2,905
---------------------------------------------------------------------------------------------------------------------------------
  557
  558
  559       Tandy Corporation                                   72,000        2/28/99   Buehler-Mayflower Storage         20,000
  560       Department Of Corrections of Utah                   11,718       11/30/01   Rhino Grille                       5,467
  561       Warehouse Specialists, Inc.                        171,250         3/1/13
---------------------------------------------------------------------------------------------------------------------------------
  562       St. Charles Hospital                                 3,975        3/31/00   Manufacturers Hanover              3,000
  563       Unique Arts of Houston                               9,218        8/31/98   World Class Embroidery             4,400
  564       Kimley Horn and Associates, Inc.                     8,384        5/31/07   Sarasota Realty                    4,500
  565
  566
---------------------------------------------------------------------------------------------------------------------------------
  567
  569
  570
  571       M2 Collision Centers                                19,415        6/30/02
---------------------------------------------------------------------------------------------------------------------------------
  572       State Of California                                 28,800        5/31/08
  573       IHOP Properties, Inc.                                4,950        9/30/22
  574
  575       Welman Architects, Inc.                              5,536        12/1/00   Westown Dental                     5,390
  576       Revco Discount Drug Stores                          10,125        2/28/18
---------------------------------------------------------------------------------------------------------------------------------
  577
  578       Rite-Aid of Pennsylvania, Inc.                      10,363       12/15/15
  579
  580       The Revco Drug Store                                10,640        8/14/17   N/A
  581       Rite Aid of Georgia, Inc.                           11,325        3/19/17
---------------------------------------------------------------------------------------------------------------------------------
  582       Revco                                               10,722        8/31/15
  583       Crabar Business Systems                              4,800        6/30/99   Reynolds & Reynolds                3,653
  584       Federal Process                                      5,975        6/30/03   North Coast Engineering            4,518
  585       Online Focus, Inc.                                  11,514       10/17/99
  586       Forever Green Art                                   11,881       10/17/02   Stanley Steamer Internat.          1,142
---------------------------------------------------------------------------------------------------------------------------------
  587
  588
  589       Jeffrey Stein Hair Salon                             1,650       10/31/08   Nice Price, Inc.                     840
  590       City Commerce Bank                                   9,607       12/31/98   Anderson Corrigan & Co.            3,739
  591       Nobel Medical Group                                  6,046        3/31/99   Northeast Valley Health Corp.      5,155
---------------------------------------------------------------------------------------------------------------------------------

          2nd Largest Tenant                               3rd Largest Tenant
          ------------------       ----------------------------------------------------------------------
                                                                         Tenant
Control              Lease                                             Area Leased                Lease      Control
  Nos.              Exp Date       Tenant Name                          (Sq. Ft.)                Exp Date      No.
=====================================================================================================================
  522                                                                                                           522
  523                                                                                                           523
  524              12/31/99        Great American                          3,102                   6/30/00      524
  525               5/31/99        Lite House Garden Cafe & Espresso       2,600                    9/1/00      525
  526                9/2/01        Craig's Pharmacy                       10,078                   9/30/03      526
---------------------------------------------------------------------------------------------------------------------
  527                                                                                                           527
  528                                                                                                           528
  529               6/30/03        Econ Lube                               2,800                   8/31/10      529
  530              11/30/01        Pets Plus                               4,483                   7/31/00      530
  531               5/31/02        Dr. Hoffman                             2,600                    3/5/03      531
---------------------------------------------------------------------------------------------------------------------
  532               5/30/07        Miguel Rebollar, MD                     3,200                  12/31/01      532
  533               4/30/00        Mint Technology                         4,136                   2/28/99      533
  534                                                                                                           534
  535                                                                                                           535
  536                                                                                                           536
---------------------------------------------------------------------------------------------------------------------
  537                                                                                                           537
  538                                                                                                           538
  539                                                                                                           539
  540                                                                                                           540
  541                                                                                                           541
---------------------------------------------------------------------------------------------------------------------
  542                                                                                                           542
  543                                                                                                           543
  544                                                                                                           544
  545                                                                                                           545
  546                                                                                                           546
---------------------------------------------------------------------------------------------------------------------
  547                                                                                                           547
  548               6/30/99        Premier Childcare                       3,900                  11/30/04      548
  549               4/30/02        Payless Shoe Store                      2,700                   7/31/06      549
  550                                                                                                           550
  551               1/10/02        Colonial Pharmacy                       5,700                   3/31/02      551
---------------------------------------------------------------------------------------------------------------------
  552                                                                                                           552
  553              11/14/02        Home Choice                             5,000                  11/30/02      553
  554               8/14/99        Rocky Mountain                          5,120                  10/31/98      554
  555                                                                                                           555
  556               12/1/06                                                                                     556
---------------------------------------------------------------------------------------------------------------------
  557                                                                                                           557
  558                                                                                                           558
  559               2/28/98        Burlington Northern Railroad           15,000                  12/15/99      559
  560               7/31/06                                                                                     560
  561                                                                                                           561
---------------------------------------------------------------------------------------------------------------------
  562              12/31/00        Drs. Kurtz, Dubrw & Bly                 2,600                   8/31/98      562
  563              10/31/99        B. Roman & Associates                   4,047                   3/31/99      563
  564               8/31/02        Palmer Ranch Enterprises                3,000                   5/31/07      564
  565                                                                                                           565
  566                                                                                                           566
---------------------------------------------------------------------------------------------------------------------
  567                                                                                                           567
  569                                                                                                           569
  570                                                                                                           570
  571                                                                                                           571
---------------------------------------------------------------------------------------------------------------------
  572                                                                                                           572
  573                                                                                                           573
  574                                                                                                           574
  575                   NAV                                                                                     575
  576                                                                                                           576
---------------------------------------------------------------------------------------------------------------------
  577                                                                                                           577
  578                                                                                                           578
  579                                                                                                           579
  580                              N/A                                                                          580
  581                                                                                                           581
---------------------------------------------------------------------------------------------------------------------
  582                                                                                                           582
  583               3/31/02        Ohio Financial                          2,745                   7/31/00      583
  584              10/30/02        A Beverage Connection                   4,231                  12/31/98      584
  585                                                                                                           585
  586              11/30/04                                                                                     586
---------------------------------------------------------------------------------------------------------------------
  587                                                                                                           587
  588                                                                                                           588
  589               4/30/06        Sco Video                                 275                   9/30/04      589
  590               5/31/01        Color Lab                               4,700                    2/7/00      590
  591                4/1/02        Panorama Pharmacy                       2,023                   9/30/00      591
---------------------------------------------------------------------------------------------------------------------


28 & 29 & 30


 Control
   No.    Property Name                              Address
===============================================================================================================
   592    IHOP Gastonia                              500 Cox Road
   593    Taylor Gardens                             7601-7715 Hillendale Road
   594    Tara Ridge Apartments                      6700 Tara Boulevard
   595    Camelot and Circle Inn Mobile Home Parks   330 W. Chubbuck Rd. and 210 Circle Inn St.
   596    Shoppes of Pembroke                        12101 Taft Street
---------------------------------------------------------------------------------------------------------------
   597    Normandy Retail Center                     957, 969 & 1111 Normandy Drive
   598    La Tijera Manor Apartments                 7100-7124  Alvern Street
   599    Applied Companies Building                 28020 Avenue Standford
   600    238-268 Post Road                          238-268 Post Road
   601    Warehouse Specialists - 1286 Ehlers Road   1286 Ehlers Road
---------------------------------------------------------------------------------------------------------------
   602    Warehouse Specialists - Dixie Street       356 Dixie Street
   604    IHOP Wilmington                            5355 Market Street
   605    Eckerd Kernersville                        SEC Nelson St & Piney Grove Rd
   606    Eckerds Easley                             5991 Calhoun Memorial Highway
---------------------------------------------------------------------------------------------------------------
   607    Rincon Plaza                               SWC of Golf Links Road and Harrison Road
   608    Eckerd Store (Mt. Holly)                   617 Highland Street
   609    University Court Apartments                1414  3Rd Street South
   610    Patrick Business Park                      6165  Annie Oakley Drive
   611    Eckerd Store (Florence)                    W. Palmetto Street/Cashua Drive
---------------------------------------------------------------------------------------------------------------
   612    222 Post Road                              222 Post Road
   613    Ocean Villa Townhomes #3                   4401-4601 Dallas Drive
   614    Kennestone Corners Business Center         1265 Kennestone Circle
   615    Kings Tree Apartments                      1800 Kingsley Avenue
   616    Rite Aid Pharmacy (Williamsport)           14 West Fifth Street
---------------------------------------------------------------------------------------------------------------
   617    CVS Pharmacy (Westbrook)                   870 Main Street
   618    Brookhill Plaza                            1787  Fort Union Blvd
   619    Lexington Village Apartments               200-206 Lexington Drive and 902-911 Christy Court
   620    2715 Agate Court                           2175  Agate Court
   621    Townsgate Atrium                           2277  Townsgate Road
---------------------------------------------------------------------------------------------------------------
   622    Carey Hill Plaza                           220 E. Ashland Street
   623    Edison Apartments                          5651  East Edison Street
   624    Warehouse Specialists - Bell Street        555 Bell Street
   625    Warehouse Specialists - Combined Locks     100 West Prospect Street
   626    A-Advance Self-Storage                     301  West Indian School Road
---------------------------------------------------------------------------------------------------------------
   627    Williamstown Bay                           4809 Dale Street
   628    52 Liberty Street                          52 Liberty Street
   629    Highview Apartments                        930-934 Greenbriar Drive and 1024 Hillcrest Drive
   630    Kingwood                                   118 Kingwood Drive
   631    Nob Hill Office Park                       2520 Longview Street
---------------------------------------------------------------------------------------------------------------
   632    North Post Oak Business Center             1500 North Poast Oak Road
   633    Morningside Square Apartments              2401-2414  Shakespeare Road
   634    Randall Court Apartments                   6716-6728 Randall Court
   635    Dillard Office Building                    2424 Springer Drive
   636    128th Street Warehouse                     4590 N.W. 128th Street
---------------------------------------------------------------------------------------------------------------
   637    Briarcliff Mews Apartments                 803 Briarcliff Road
   638    Westgate Apartments                        8721  Owensmouth Avenue
   639    Broadmoor Apartments                       725  S. Tucson Blvd
   640    Wolfpack Village Apartments                643-733,735&738 Knox Street N. & 99&31 Gentle Ave.
   641    William Tell Apartments                    203  Eden Drive
---------------------------------------------------------------------------------------------------------------
   642    13Th South Self Storage                    1150  South 500 West
   643    19-25 Brighton Avenue                      19-25 Brighton Avenue
   644    The In-Line Shop Space (Chandler)          940 North Alma School Road
   645    Haverford Apartments                       870  North Haverford Avenue
   646    Crates shopping center                     14 North Bridge Avenue
---------------------------------------------------------------------------------------------------------------
   647    Dahnert Park Apartments                    One Dahnert Park Lane
   648    Roger Post                                 4022 North Rogers Avenue
   649    Ruffolo Plaza                              9701-9711 West Sample Road
   650    Continental House                          4318 South 25th Street
   651    Sears, Roebuck                             Vestal Parkway East
---------------------------------------------------------------------------------------------------------------
   652    Pier 1 Imports                             1524 Skyland Boulevard
   653    Sunbelt Newport News                       745 Industrial Park Drive
   654    Northpointe Apartments                     1329-1357 No. Redwood Road
   655    Francesca Apartments                       775 East 11th Avenue
   656    514 - 524 Huron Blvd. SE                   514 - 524 Huron Boulevard, SE
---------------------------------------------------------------------------------------------------------------
   657    4030 Pacheco Boulevard                     4030  Pacheco Boulevard
   658    USPS Fallon                                120 Allen Road
   659    Las Flores Apartments                      145  South Avenue B
   660    Woodlawn Village                           6601-6705 Kincheloe
   661    Monmouth Beach Village                     108 South Cookman Avenue
---------------------------------------------------------------------------------------------------------------


                                                  Cross
  Control                               Zip   Collateralized          Original
    No.     City                State   Code      Groups             Balance ($)
===============================================================================
    592     Gastonia              NC   28054                 $       1,363,071
    593     Baltimore             MD   21234                         1,350,000
    594     Jonesboro             GA   30236                         1,350,000
    595     Chubbuck              ID   83202                         1,350,000
    596     Pembroke Pines        FL   33026                         1,330,000
-------------------------------------------------------------------------------
    597     Miami Beach           FL   33134                         1,300,000
    598     Los Angeles           CA   90045                         1,300,000
    599     Santa Clarita         CA   91355                         1,300,000
    600     Fairfield             CT   06430                         1,300,000
    601     Neenah                WI   54956     Group H             1,300,000
-------------------------------------------------------------------------------
    602     Fond Du Lac           WI   54935     Group H             1,300,000
    604     Wilmington            NC   28405                         1,264,815
    605     Kernersville          NC   27284                         1,260,824
    606     Easley                SC   29640                         1,261,213
-------------------------------------------------------------------------------
    607     Tucson                AZ   85730     Group J             1,255,000
    608     Mt. Holly             NC   28120                         1,250,000
    609     Minneapolis           MN   55454                         1,235,000
    610     Las Vegas             NV   89120                         1,230,000
    611     Florence              SC   29501                         1,230,000
-------------------------------------------------------------------------------
    612     Fairfield             CT   06430                         1,220,000
    613     Oxnard                CA   93033                         1,200,000
    614     Marietta              GA   30066                         1,200,000
    615     Orange Park           FL   32073                         1,200,000
    616     Williamsport          PA   17701                         1,200,000
-------------------------------------------------------------------------------
    617     Westbrook             ME   04092                         1,176,000
    618     Salt Lake City        UT   84121     Group I             1,162,500
    619     Clarksville           TN   37040                         1,150,000
    620     Simi Valley           CA   93065                         1,150,000
    621     Thousand Oaks         CA   91361                         1,135,000
-------------------------------------------------------------------------------
    622     Brockton              MA   02402                         1,125,000
    623     Tucson                AZ   85712                         1,106,250
    624     Neenah                WI   54956     Group H             1,100,000
    625     Combined Locks        WI   54113     Group H             1,100,000
    626     Phoenix               AZ   85013                         1,100,000
-------------------------------------------------------------------------------
    627     McFarland             WI   53558                         1,077,000
    628     Kearny                NJ   07032                         1,068,000
    629     DeKalb                IL   60115                         1,060,000
    630     Murfreesboro          TN   37130                         1,063,000
    631     Austin                TX   78705                         1,050,000
-------------------------------------------------------------------------------
    632     Houston               TX   77055                         1,050,000
    633     Houston               TX   77030                         1,050,000
    634     Gladstone             MO   64118                         1,016,000
    635     Norman                OK   73609                         1,000,000
    636     Opa Locka             FL   33054                         1,000,000
-------------------------------------------------------------------------------
    637     Atlanta               GA   30306                         1,000,000
    638     Canoga Park           CA   91304                         1,000,000
    639     Tucson                AZ   85716                         1,000,000
    640     Monmouth              OR   97361                         1,000,000
    641     Longview              TX   75605                         1,000,000
-------------------------------------------------------------------------------
    642     Salt Lake City        UT   84101                         1,000,000
    643     Allston               MA   02134                           990,000
    644     Chandler              AZ   85224                           975,000
    645     Pacific Palisades     CA   90272                           975,000
    646     Redbank               NJ   07701                           960,000
-------------------------------------------------------------------------------
    647     Garfield              NJ   07026                           960,000
    648     Baltimore             MD   21207                           953,000
    649     Coral Springs         FL   33065                           938,000
    650     Omaha                 NE   68107                           930,000
    651     Vestal                NY   13805                           920,000
-------------------------------------------------------------------------------
    652     Tuscaloosa            AL   35405                           900,000
    653     Newport News          VA   23608                           894,013
    654     Salt Lake City        UT   84116                           888,000
    655     Denver                CO   80218                           880,000
    656     Minneapolis           MN   55414                           864,000
-------------------------------------------------------------------------------
    657     Martinez              CA   94553                           836,250
    658     Fallon                NV   89406                           831,745
    659     Yuma                  AZ   85364                           820,000
    660     Baltimore             MD   21207                           788,000
    661     Long Branch           NJ   07740                           780,000
-------------------------------------------------------------------------------


                         % of Aggregate   Cumulative                                Interest
Control     Cut-off Date   Cut-off Date  % of Initial  Mortgage  Administrative      Accrual               Amortization
  No.       Balance ($)      Balance     Pool Balance  Rate (%)   Cost Rate (%)       Method                   Type
====================================================================================================================================
  592     $     1,362,341.15   0.04%         97.55%     7.8750%      0.0962%          30/360      Step Payments: Fully Amortizing(1)
  593           1,346,725.69   0.04          97.59      7.1000       0.0962           30/360      Amortizing Balloon
  594           1,346,566.52   0.04          97.63      6.8300       0.0962           30/360      Amortizing Balloon
  595           1,345,749.00   0.04          97.67      7.2500       0.0962         Actual/360    Amortizing Balloon
  596           1,326,253.83   0.04          97.71      7.8100       0.1562         Actual/360    Amortizing (ARD)
------------------------------------------------------------------------------------------------------------------------------------
  597           1,298,285.64   0.04          97.75      7.3800       0.1462         Actual/360    Amortizing Balloon
  598           1,298,280.46   0.04          97.79      7.3680       0.0962         Actual/360    Amortizing Balloon
  599           1,297,300.01   0.04          97.83      7.5010       0.0962         Actual/360    Amortizing Balloon
  600           1,295,028.76   0.04          97.86      7.1800       0.1462         Actual/360    Amortizing Balloon
  601           1,292,350.28   0.04          97.90      7.4375       0.0962         Actual/360    Fully Amortizing
------------------------------------------------------------------------------------------------------------------------------------
  602           1,292,350.28   0.04          97.94      7.4375       0.0962         Actual/360    Fully Amortizing
  604           1,264,040.35   0.04          97.98      7.8750       0.0962           30/360      Step Payments: Fully Amortizing(1)
  605           1,258,690.89   0.04          98.01      7.1250       0.0962           30/360      Step Payments: Fully Amortizing(1)
  606           1,256,879.83   0.04          98.05      6.7900       0.0962           30/360      Step Payments: Fully Amortizing(1)
------------------------------------------------------------------------------------------------------------------------------------
  607           1,253,340.82   0.04          98.09      7.3700       0.1462         Actual/360    Amortizing Balloon
  608           1,235,810.25   0.04          98.12      7.5800       0.0462           30/360      Fully Amortizing
  609           1,230,003.85   0.04          98.16      6.7840       0.0962         Actual/360    Amortizing Balloon
  610           1,225,749.60   0.04          98.20      7.6150       0.0962         Actual/360    Amortizing Balloon
  611           1,217,660.73   0.04          98.23      7.4700       0.0462           30/360      Fully Amortizing
------------------------------------------------------------------------------------------------------------------------------------
  612           1,215,334.67   0.04          98.27      7.1800       0.1462         Actual/360    Amortizing Balloon
  613           1,198,345.26   0.04          98.30      7.2010       0.0962         Actual/360    Amortizing Balloon
  614           1,197,430.82   0.04          98.34      7.3400       0.1462         Actual/360    Amortizing Balloon
  615           1,196,993.15   0.04          98.37      7.3750       0.0962         Actual/360    Amortizing Balloon
  616           1,192,416.56   0.03          98.41      7.0600       0.0462           30/360      Fully Amortizing
------------------------------------------------------------------------------------------------------------------------------------
  617           1,162,826.18   0.03          98.44      7.4200       0.0462           30/360      Fully Amortizing
  618           1,158,791.94   0.03          98.48      7.9750       0.0962         Actual/360    Amortizing Balloon
  619           1,149,068.46   0.03          98.51      7.0600       0.0962         Actual/360    Amortizing Balloon
  620           1,147,038.62   0.03          98.54      7.2150       0.0962         Actual/360    Amortizing Balloon
  621           1,130,478.49   0.03          98.58      7.8630       0.0962         Actual/360    Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------
  622           1,120,962.08   0.03          98.61      7.6250       0.0962         Actual/360    Amortizing Balloon
  623           1,102,685.96   0.03          98.64      7.1340       0.0962         Actual/360    Amortizing Balloon
  624           1,093,527.16   0.03          98.67      7.4375       0.0962         Actual/360    Fully Amortizing
  625           1,093,527.16   0.03          98.71      7.4375       0.0962         Actual/360    Fully Amortizing
  626           1,083,699.73   0.03          98.74      7.8630       0.0962           30/360      Fully Amortizing
------------------------------------------------------------------------------------------------------------------------------------
  627           1,074,983.00   0.03          98.77      9.1100       0.0962         Actual/360    Amortizing Balloon
  628           1,064,955.41   0.03          98.80      7.7500       0.0962         Actual/360    Amortizing Balloon
  629           1,060,000.00   0.03          98.83      7.2500       0.0962         Actual/360    Amortizing Balloon
  630           1,059,090.79   0.03          98.86      7.3300       0.0962         Actual/360    Amortizing Balloon
  631           1,048,643.01   0.03          98.89      7.4600       0.1462         Actual/360    Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------
  632           1,047,141.55   0.03          98.92      6.8900       0.0962         Actual/360    Amortizing (ARD)
  633           1,044,004.88   0.03          98.95      7.3410       0.0962         Actual/360    Amortizing Balloon
  634           1,012,794.54   0.03          98.98      7.2400       0.1712           30/360      Amortizing Balloon
  635             997,934.48   0.03          99.01      7.5300       0.0962         Actual/360    Amortizing Balloon
  636             997,930.56   0.03          99.04      7.5200       0.0962         Actual/360    Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------
  637             997,476.59   0.03          99.07      6.8800       0.0962           30/360      Amortizing Balloon
  638             997,277.19   0.03          99.10      6.8890       0.0962         Actual/360    Amortizing Balloon
  639             997,248.62   0.03          99.13      6.8280       0.0962         Actual/360    Amortizing Balloon
  640             995,293.89   0.03          99.16      7.3600       0.1462           30/360      Fully Amortizing
  641             993,266.00   0.03          99.19      7.5000       0.0962         Actual/360    Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------
  642             992,949.59   0.03          99.22      8.0000       0.0962         Actual/360    Amortizing Balloon
  643             989,227.70   0.03          99.25      7.2500       0.0962         Actual/360    Amortizing Balloon
  644             972,608.45   0.03          99.28      7.5000       0.1462         Actual/360    Amortizing (ARD)
  645             970,329.45   0.03          99.30      7.5670       0.0962         Actual/360    Amortizing Balloon
  646             958,969.88   0.03          99.33      7.8750       0.0962         Actual/360    Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------
  647             957,508.82   0.03          99.36      7.1700       0.0962         Actual/360    Amortizing (ARD)
  648             950,688.06   0.03          99.39      7.1000       0.0962           30/360      Amortizing Balloon
  649             933,851.66   0.03          99.42      7.7500       0.0962         Actual/360    Amortizing Balloon
  650             930,000.00   0.03          99.44      6.8750       0.0962         Actual/360    Amortizing Balloon
  651             918,191.46   0.03          99.47      7.2900       0.0462           30/360      Step Payments: Fully Amortizing(1)
------------------------------------------------------------------------------------------------------------------------------------
  652             899,313.12   0.03          99.50      7.3600       0.0962         Actual/360    Amortizing (ARD)
  653             891,617.14   0.03          99.52      8.1250       0.0962           30/360      Step Payments: Fully Amortizing(1)
  654             886,820.11   0.03          99.55      7.3500       0.0962         Actual/360    Amortizing Balloon
  655             879,261.42   0.03          99.57      6.8800       0.0962         Actual/360    Amortizing Balloon
  656             862,793.79   0.03          99.60      7.1510       0.0962         Actual/360    Amortizing Balloon
------------------------------------------------------------------------------------------------------------------------------------
  657             834,233.40   0.02          99.62      7.6000       0.0962         Actual/360    Amortizing Balloon
  658             828,685.79   0.02          99.65      7.8500       0.0962           30/360      Fully Amortizing
  659             817,376.30   0.02          99.67      7.1690       0.0962         Actual/360    Amortizing Balloon
  660             786,130.46   0.02          99.70      7.2100       0.0962           30/360      Amortizing Balloon
  661             780,000.00   0.02          99.72      6.9600       0.0962         Actual/360    Fully Amortizing
------------------------------------------------------------------------------------------------------------------------------------


                                          Original  Remaining
              Original      Remaining     Term to    Term to     Original     Remaining
  Control   Interest-Only  Interest-Only  Maturity   Maturity  Amortization  Amortization Origination Maturity
    No.     Period (Mos.)  Period (Mos.)   (Mos.)     (Mos.)    Term (Mos.)   Term (Mos.)     Date    or ARD
===============================================================================================================
    592           0             0           284       283          284          283        3/24/98    12/1/21
    593           0             0           120       117          360          357        1/14/98    2/1/08
    594           0             0           120       118          300          298        2/19/98    3/1/08
    595           0             0           120       116          360          356       12/22/97    1/1/08
    596           0             0           180       176          360          356        12/9/97    1/1/13
---------------------------------------------------------------------------------------------------------------
    597           0             0           120       118          360          358        2/18/98    3/1/08
    598           0             0           120       118          360          358        2/10/98    3/1/08
    599           0             0           120       118          300          298        2/26/98    3/1/08
    600           0             0           180       177          300          297        1/7/98     2/1/13
    601           0             0           180       178          180          178        2/9/98     3/1/13
---------------------------------------------------------------------------------------------------------------
    602           0             0           180       178          180          178        2/9/98     3/1/13
    604           0             0           281       280          281          280        3/24/98    9/1/21
    605           0             0           230       229          230          229        3/30/98    6/1/17
    606           0             0           227       225          227          225        2/4/98     2/1/17
---------------------------------------------------------------------------------------------------------------
    607           0             0           120       118          360          358        2/6/98     3/1/08
    608           0             0           235       229          235          229       10/31/97    6/1/17
    609           0             0           120       117          300          297        1/8/98     2/1/08
    610           0             0           120       115          360          355       11/25/97    12/1/07
    611           0             0           229       224          229          224       11/10/97    1/1/17
---------------------------------------------------------------------------------------------------------------
    612           0             0           180       177          300          297        1/7/98     2/1/13
    613           0             0           120       118          360          358        2/26/98    3/1/08
    614           0             0           120       118          300          298        2/24/98    3/1/08
    615           0             0           120       117          360          357        1/26/98    2/1/08
    616           0             0           228       225          228          225        1/6/98     2/1/17
---------------------------------------------------------------------------------------------------------------
    617           0             0           239       233          239          233       10/23/97    10/1/17
    618           0             0           120       115          360          355        12/1/97    12/1/07
    619           0             0           120       119          360          359        3/23/98    4/1/08
    620           0             0           120       117          360          357        1/29/98    2/1/08
    621           0             0           120       114          360          354       10/30/97    11/1/07
---------------------------------------------------------------------------------------------------------------
    622           0             0           120       117          300          297        1/6/98     2/1/08
    623           0             0           120       116          360          356       12/30/97    1/1/08
    624           0             0           180       178          180          178        2/9/98     3/1/13
    625           0             0           180       178          180          178        2/9/98     3/1/13
    626           0             0           180       175          180          175       11/20/97    12/1/12
---------------------------------------------------------------------------------------------------------------
    627           0             0           300       297          360          357        1/28/98    2/1/23
    628           0             0           120       116          360          356       12/31/97    1/1/08
    629           0             0           120       120          360          360        4/3/98     5/1/08
    630           0             0           180       175          360          355       11/26/97    12/1/12
    631           0             0           120       118          360          358        2/10/98    3/1/08
---------------------------------------------------------------------------------------------------------------
    632           0             0           84         81          360          357        1/28/98    2/1/05
    633           0             0           120       115          300          295       11/10/97    12/1/07
    634           0             0           120       116          360          356       12/12/97    1/1/08
    635           0             0           120       118          300          298        2/2/98     3/1/08
    636           0             0           120       118          300          298        2/19/98    3/1/08
---------------------------------------------------------------------------------------------------------------
    637           0             0           120       118          300          298        2/19/98    3/1/08
    638           0             0           120       117          360          357        1/30/98    2/1/08
    639           0             0           120       117          360          357        1/15/98    2/1/08
    640           0             0           300       296          300          296       12/24/97    1/1/23
    641           0             0           120       114          300          294       10/30/97    11/1/07
---------------------------------------------------------------------------------------------------------------
    642           0             0           120       113          300          293        9/30/97    10/1/07
    643           0             0           120       119          360          359        3/4/98     4/1/08
    644           0             0           120       117          360          357        1/9/98     2/1/08
    645           0             0           120       113          360          353        9/30/97    10/1/07
    646           0             0           180       179          300          299        3/3/98     4/1/13
---------------------------------------------------------------------------------------------------------------
    647           0             0           180       177          360          357        1/22/98    2/1/13
    648           0             0           120       117          360          357        1/14/98    2/1/08
    649           0             0           120       116          300          296       12/19/97    1/1/08
    650           0             0           120       120          360          360        4/3/98     5/1/08
    651           0             0           238       236          238          236        2/4/98     1/1/18
---------------------------------------------------------------------------------------------------------------
    652           0             0           120       119          360          359        3/2/98     4/1/08
    653           0             0           236       234          236          234        2/27/98    11/1/17
    654           0             0           120       118          360          358        2/10/98    3/1/08
    655           0             0           84         83          360          359        3/30/98    4/1/05
    656           0             0           120       118          360          358        2/27/98    3/1/08
---------------------------------------------------------------------------------------------------------------
    657           0             0           120       117          360          357        1/30/98    2/1/08
    658           0             0           233       231          233          231        2/18/98    8/1/17
    659           0             0           120       116          360          356       12/18/97    1/1/08
    660           0             0           120       117          360          357        1/14/98    2/1/08
    661           0             0           360       360          360          360        4/3/98     5/1/28
---------------------------------------------------------------------------------------------------------------


                                                                                                               Annual
  Control            Balloon                                                                                    Debt
    No.             Balance ($)       Property Type              Prepayment Provisions                       Service ($)
==========================================================================================================================
    592                     -         CTL                        L(8),D(15.67)                                Step Loan
    593     $       1,161,178         Multifamily                L(4),YM1%(4),O(2)                        $     108,869
    594             1,056,458         Multifamily                L(7),D(2.5),O(.5)                              112,747
    595             1,184,697         Mobile Home Park           L(4),D(5.75),O(.25)                            110,513
    596             1,054,074         Retail - Unanchored        L(10),D(4.75),O(.25)                           115,002
--------------------------------------------------------------------------------------------------------------------------
    598             1,145,107         Multifamily                L(4),D(5.83),O(.17)                            107,671
    599             1,056,430         Industrial                 L(4),D(5.83),O(.17)                            115,293
    600               829,284         Retail - Unanchored        L(7.5),D(7),O(.5)                              112,055
    601                27,469         Industrial                 L(6),D(8.75),O(.25)                            144,060
--------------------------------------------------------------------------------------------------------------------------
    602                27,469         Industrial                 L(6),D(8.75),O(.25)                            144,060
    605                     -         CTL                        L(4),D(15.167)                               Step Loan
--------------------------------------------------------------------------------------------------------------------------
    607             1,105,526         Retail - Anchored          L(4),YM1%(5.75),O(.25)                         103,964
    609               980,741         Multifamily                L(4),D(5.83),O(.17)                            102,711
    610             1,089,571         Industrial                 L(4),D(5.83),O(.17)                            104,369
    611                     -         CTL                        L(10),D(9.08)                                  121,129
--------------------------------------------------------------------------------------------------------------------------
    613             1,052,477         Multifamily                L(4),D(5.83),O(.17)                             97,755
    614               970,428         Industrial                 L(5),D(4.5),O(.5)                              104,921
    615             1,056,263         Multifamily                L(4),D(5.75),O(.25)                             99,457
    616                     -         CTL                        L(12),YM1%(7)                                  114,876
--------------------------------------------------------------------------------------------------------------------------
    618             1,038,838         Office                     L(4),D(5.83),O(.17)                            102,117
    619             1,004,755         Multifamily                L(4),D(5.5),O(.5)                               92,368
    620             1,008,118         Industrial                 L(4),D(5.83),O(.17)                             93,813
    621             1,011,396         Office                     L(4),D(5.83),O(.17)                             98,641
--------------------------------------------------------------------------------------------------------------------------
    622               916,641         Retail - Anchored          L(4),D(5.75),O(.25)                            100,864
    623               967,882         Multifamily                L(4),D(5.83),O(.17)                             89,517
    624                23,244         Industrial                 L(6),D(8.75),O(.25)                            121,897
    625                23,244         Industrial                 L(6),D(8.75),O(.25)                            121,897
--------------------------------------------------------------------------------------------------------------------------
    627               541,259         Multifamily - Section 42   L(2.25),D(12.75),O(10)                         105,014
    628               949,047         Multifamily                L(4),D(5.75),O(.25)                             91,815
    629               930,843         Multifamily                L(4),D(5.5),O(.5)                               86,773
    630               825,339         Multifamily                L(2),YM1%(6),4(1),3(1),2(1),1(1),O(3)           87,712
    631               927,063         Office                     L(4),D(5.75),O(.25)                             87,756
--------------------------------------------------------------------------------------------------------------------------
    632               964,379         Office                     L(4),D(2.75),O(.25)                             82,899
    633               848,620         Multifamily                L(4),D(5.83),O(.17)                             91,814
    634               876,713         Multifamily                L(4),YM1%(5),O(1)                               83,088
    635               813,345         Office                     L(4),D(5.5),O(.5)                               88,913
    636               813,101         Industrial                 L(4),D(5.75),O(.25)                             88,835
--------------------------------------------------------------------------------------------------------------------------
    637               783,676         Multifamily                L(7),D(2.5),O(.5)                               83,897
    638               869,156         Multifamily                L(4),D(5.83),O(.17)                             78,944
    639               867,738         Multifamily                L(4),D(5.83),O(.17)                             78,455
    641               811,971         Multifamily                L(4),D(5.83),O(.17)                             88,679
--------------------------------------------------------------------------------------------------------------------------
    642               824,134         Self Storage               L(4),D(5.83),O(.17)                             92,618
    643               869,265         Multifamily                L(3),D(7)                                       81,043
    644               860,920         Retail - Anchored          L(4),YM1%(5.5),O(.5)                            81,808
    645               862,689         Multifamily                L(4),D(5.83),O(.17)                             82,346
    646               635,911         Mixed Use                  L(1),YM1%(13.5),O(.5)                           87,961
--------------------------------------------------------------------------------------------------------------------------
    647               739,586         Multifamily                L(3),D(11.5),O(.5)                              77,963
    648               819,705         Multifamily                L(4),YM1%(4),O(2)                               76,854
    650               808,634         Multifamily                L(5),D(5)                                       73,313
    651                     -         CTL                        L(10),D(9.83)                                Step Loan
--------------------------------------------------------------------------------------------------------------------------
    653                     -         CTL                        L(8)YM1%(11.417),O(.25)                      Step Loan
    654               781,837         Multifamily                L(4),YM1%(5.83),O(.17) or D(Borr)               73,417
    655               808,326         Multifamily                L(3),D(3.75),O(.25)                             69,407
    656               756,795         Multifamily                L(4),D(5.83),O(.17)                             70,033
--------------------------------------------------------------------------------------------------------------------------
    657               740,244         Industrial                 L(4),D(5.83),O(.17)                             70,855
    659               718,088         Multifamily                L(4),D(5.83),O(.17)                             66,586
    660               679,505         Multifamily                L(4),YM1%(4),O(2)                               64,250
    661                66,807         Multifamily                L(4),YM1(6),1(19.75),O(.25) or D(Borr)          62,021
--------------------------------------------------------------------------------------------------------------------------


                                                                                                  Underwritten
                                                                                                  Hospitality
                                                                        Cut-off    Scheduled        Average
  Control         Net                    Appraised      Appraisal         Date    Maturity Date      Daily                Year
    No.      Cash Flow ($)   DSCR (x)    Value ($)         Year         LTV (%)      LTV (%)        Rate ($)             Built
==================================================================================================================================
    592     $       127,710    NAP    $   1,410,000        1997           NAP          0.0%                               1997
    593             160,410    1.47x      1,800,000        1997          74.8%        64.5                                1960
    594             145,801    1.29       1,750,000        1997          77.0         60.4                                1970
    595             157,504    1.43       1,800,000        1997          74.8         65.8                                1965
    596             151,953    1.32       1,775,000        1997          74.7         59.4                                1982
----------------------------------------------------------------------------------------------------------------------------------
    597             152,753    1.42       1,800,000        1998          72.1         63.6                             1949,1987
    598             155,981    1.45       1,750,000        1997          74.2         65.4                                1950
    599             190,349    1.65       2,180,000        1998          59.5         48.5                                1968
    600             142,465    1.27       1,850,000        1997          70.0         44.8                                1987
    601             219,879    1.53       2,500,000        1997          51.7          1.1                                1979
----------------------------------------------------------------------------------------------------------------------------------
    602             216,957    1.51       2,370,000        1997          54.5          1.2                                1973
    604             119,790    NAP        1,320,000        1997           NAP          0.0                                1996
    605             138,517    NAP        1,550,000        1998           NAP          0.0                                1997
    606             113,793    NAP        1,600,000        1997           NAP          0.0                                1997
----------------------------------------------------------------------------------------------------------------------------------
    607             136,360    1.31       1,680,000        1997          74.6         65.8                                1988
    608             163,487    NAP        1,760,000        1997           NAP          0.0                                1997
    609             159,654    1.55       1,600,000        1997          76.9         61.3                                1968
    610             140,082    1.34       1,614,000        1997          75.9         67.5                                1997
    611             126,938    NAP        1,400,000        1997           NAP          0.0                                1997
----------------------------------------------------------------------------------------------------------------------------------
    612             140,946    1.34       1,700,000        1997          71.5         45.8                                1989
    613             144,087    1.47       1,560,000        1998          76.8         67.5                                1973
    614             135,403    1.29       1,835,000        1997          65.3         52.9                                1985
    615             126,335    1.27       1,800,000        1997          66.5         58.7                                1971
    616             168,015    NAP        1,850,000        1997           NAP          0.0                                1997
----------------------------------------------------------------------------------------------------------------------------------
    617             116,093    NAP        1,300,000        1997           NAP          0.0                                1997
    618             133,539    1.31       1,550,000        1997          74.8         67.0                                1983
    619             122,895    1.33       1,500,000        1998          76.6         67.0                                1981
    620             129,900    1.38       2,100,000        1997          54.6         48.0                                1986
    621             142,284    1.44       1,600,000        1997          70.7         63.2                                1983
----------------------------------------------------------------------------------------------------------------------------------
    622             125,756    1.25       1,550,000        1997          72.3         59.1                                1974
    623             123,121    1.38       1,430,000        1997          77.1         67.7                                1985
    624             168,887    1.39       1,890,000        1997          57.9          1.2                                1983
    625             172,566    1.42       1,630,000        1997          67.1          1.4                             1967-1968
    626             172,649    1.38       1,700,000        1997          63.8          0.0                                1963
----------------------------------------------------------------------------------------------------------------------------------
    627             126,644    1.21       1,460,000        1997          73.6         37.1                                1996
    628             116,321    1.27       1,425,000        1997          74.7         66.6                                1940
    629             106,651    1.23       1,300,000        1998          81.5         71.6                                1977
    630             113,383    1.29       3,550,000        1997          29.8         23.3                                1976
    631             107,996    1.23       1,610,000        1997          65.1         57.6                                1963
----------------------------------------------------------------------------------------------------------------------------------
    632             118,073    1.42       1,400,000        1997          74.8         68.9                                1986
    633             132,816    1.45       1,400,000        1997          74.6         60.6                                1950
    634             121,769    1.47       1,280,000        1997          79.1         68.5                                1987
    635             113,915    1.28       1,350,000        1997          73.9         60.3                                1983
    636             121,191    1.36       1,350,000        1997          73.9         60.2                                1972
----------------------------------------------------------------------------------------------------------------------------------
    637             108,035    1.29       1,275,000        1997          78.2         61.5                                1960
    638             134,149    1.70       1,540,000        1997          64.8         56.4                                1977
    639             124,247    1.58       1,500,000        1997          66.5         57.9                                1987
    640             146,749    1.68       1,725,000        1997          57.7          0.0                             1965,1966
    641             125,606    1.42       1,500,000        1997          66.2         54.1                                1969
----------------------------------------------------------------------------------------------------------------------------------
    642             135,510    1.46       1,670,000        1997          59.5         49.4                                1995
    643             103,282    1.27       1,275,000        1998          77.6         68.2                                1910
    644             131,609    1.61       1,300,000        1997          74.8         66.2                                1976
    645              97,921    1.19       1,480,000        1997          65.6         58.3                                1954
    646             116,262    1.32       1,275,000        1997          75.2         49.9                             1930,75,78
----------------------------------------------------------------------------------------------------------------------------------
    647              96,914    1.24       1,200,000        1997          79.8         61.6                                1965
    648             105,588    1.37       1,270,000        1997          74.9         64.5                                1972
    649             114,191    1.34       1,250,000        1997          74.7         61.4                                1983
    650             116,485    1.59       1,300,000        1998          71.5         62.2                                1966
    651              79,415    NAP        1,000,000        1997           NAP          0.0                                1997
----------------------------------------------------------------------------------------------------------------------------------
    652             100,973    1.36       1,200,000        1997          74.9         66.0                                1995
    653              91,313    NAP          975,000        1998           NAP          0.0                                1997
    654             101,048    1.38       1,110,000        1998          79.9         70.4                                1974
    656              91,980    1.31       1,080,000        1997          79.9         70.1                                1966
----------------------------------------------------------------------------------------------------------------------------------
    657             100,767    1.42       1,115,000        1998          74.8         66.4                                1988
    658              87,767    NAP        1,200,000        1997           NAP          0.0                                1997
    659              97,950    1.47       1,070,000        1997          76.4         67.1                                1985
    660              90,071    1.40       1,050,000        1997          74.9         64.7                                1960
    661              81,608    1.32         975,000        1998          80.0          6.9                                1965
----------------------------------------------------------------------------------------------------------------------------------


                                 Sq. Ft.,                 Loan per
                                  Units                Sq. Ft., Units                                         Underwritten
Control            Year          Bed, Pad                 Bed, Pad          Occupancy           Rent Roll     Replacement
  No.           Renovated        or Room                 or Room ($)      Percentage (%)          Date         Reserves ($)  per
====================================================================================================================================
  592              N/A               4,558 Sq. Ft.       $     299.05          100.0%             5/1/98                 -   Sq. Ft.
  593              1990                 54 Units            25,000.00           92.6              1/14/98          $265.00   Unit
  594              N/A                  70 Units            19,285.71           94.3             10/25/97           250.00   Unit
  595              1986                135 Pads             10,000.00           99.2             10/1/97             33.00   Pad
  596            1992-93            21,729 Sq. Ft.              61.21          100.0             11/25/97             0.17   Sq. Ft.
------------------------------------------------------------------------------------------------------------------------------------
  597              N/A              19,725 Sq. Ft.              65.91          100.0              2/20/98             0.44   Sq. Ft.
  598              1989                 32 Units            40,625.00          100.0              1/12/98           269.94   Unit
  599              1995             37,546 Sq. Ft.              34.62          100.0             12/1/97              0.09   Sq. Ft.
  600              N/A              12,227 Sq. Ft.             106.32          100.0             12/11/97             0.16   Sq. Ft.
  601              N/A             120,000 Sq. Ft.              10.83          100.0              0                   0.09   Sq. Ft.
------------------------------------------------------------------------------------------------------------------------------------
  602              N/A             130,000 Sq. Ft.              10.00          100.0              1/1/98              0.10   Sq. Ft.
  605              N/A              10,908 Sq. Ft.             115.59          100.0              5/1/98              0.20   Sq. Ft.
  606              N/A              10,938 Sq. Ft.             115.31          100.0              5/1/98              0.15   Sq. Ft.
------------------------------------------------------------------------------------------------------------------------------------
  607              N/A              25,592 Sq. Ft.              49.04           95.7             12/31/97             0.32   Sq. Ft.
  608              N/A              10,908 Sq. Ft.             114.59          100.0              5/1/98              0.10   Sq. Ft.
  609              N/A                  70 Units            17,642.86          100.0             12/12/97           181.00   Unit
  610              N/A              26,883 Sq. Ft.              45.75          100.0             10/1/97              0.15   Sq. Ft.
  611              N/A              10,908 Sq. Ft.             112.76          100.0              5/1/98              0.25   Sq. Ft.
------------------------------------------------------------------------------------------------------------------------------------
  612              N/A              11,760 Sq. Ft.             103.74          100.0              4/23/98             0.16   Sq. Ft.
  613              N/A                  27 Units            44,444.44          100.0             11/12/97           228.26   Unit
  614              N/A              33,350 Sq. Ft.              35.98          100.0              3/21/98             0.10   Sq. Ft.
  615              N/A                  80 Units            15,000.00           96.3             12/22/97           285.00   Unit
  616              N/A              10,004 Sq. Ft.             119.95          100.0              5/1/98              0.25   Sq. Ft.
------------------------------------------------------------------------------------------------------------------------------------
  617              N/A               8,775 Sq. Ft.             134.02          100.0              5/1/98              0.25   Sq. Ft.
  618              N/A              18,880 Sq. Ft.              61.57          100.0              9/1/97              0.37   Sq. Ft.
  619              N/A                  48 Units            23,958.33           96.0              2/25/98           175.00   Unit
  620              N/A              38,434 Sq. Ft.              29.92          100.0              1/16/98             0.10   Sq. Ft.
  621              N/A              17,334 Sq. Ft.              65.48           99.0              7/15/97             0.29   Sq. Ft.
------------------------------------------------------------------------------------------------------------------------------------
  622              N/A              34,864 Sq. Ft.              32.27          100.0              1/6/98              0.17   Sq. Ft.
  623              N/A                  56 Units            19,754.46           94.7             11/1/97            242.00   Unit
  624              N/A              97,000 Sq. Ft.              11.34          100.0              0                   0.10   Sq. Ft.
  625              N/A             124,800 Sq. Ft.               8.81          100.0              0                   0.05   Sq. Ft.
  626              1996                333 Units             3,303.30           98.0              7/30/97            14.29   Unit
------------------------------------------------------------------------------------------------------------------------------------
  627              N/A                  40 Units            26,925.00           97.5              1/14/98           175.00   Unit
  628              1990                 36 Units            29,666.67           97.2             12/1/97            274.00   Unit
  629              N/A                  40 Units            26,500.00           97.0              3/30/98           237.00   Unit
  630              N/A                 112 Units             9,491.07           95.5             11/26/97           268.00   Unit
  631             1980's            23,570 Sq. Ft.              44.55          100.0             11/4/97              0.19   Sq. Ft.
------------------------------------------------------------------------------------------------------------------------------------
  632              N/A              31,012 Sq. Ft.              33.86          100.0              1/1/98              0.15   Sq. Ft.
  633              1996                 53 Units            19,811.32           98.0             10/1/97            200.00   Unit
  634              N/A                  44 Units            23,090.91          100.0              9/20/97           202.07   Unit
  635              N/A              22,772 Sq. Ft.              43.91           93.5             11/1/97              0.15   Sq. Ft.
  636           1985,89,90          36,519 Sq. Ft.              27.38          100.0              2/25/98             0.15   Sq. Ft.
------------------------------------------------------------------------------------------------------------------------------------
  637              N/A                  32 Units            31,250.00           87.5             11/25/97           256.00   Unit
  638              N/A                  40 Units            25,000.00           95.0             12/31/97           250.00   Unit
  639              N/A                  69 Units            14,492.75          100.0              9/9/97            308.00   Unit
  640              N/A                  50 Units            20,000.00           96.0              9/24/97           250.00   Unit
  641              N/A                  96 Units            10,416.67           94.0              9/23/97           250.00   Unit
------------------------------------------------------------------------------------------------------------------------------------
  642              N/A                 354 Units             2,824.86           97.0              7/21/97            11.68   Unit
  643              1997                 31 Units            31,935.48          100.0              9/1/97            250.00   Unit
  644              N/A              21,100 Sq. Ft.              46.21          100.0              1/1/98              0.28   Sq. Ft.
  645              1996                 18 Units            54,166.67          100.0              8/6/97            193.00   Unit
  646              N/A              18,731 Sq. Ft.              51.25          100.0             12/1/97              0.13   Sq. Ft.
------------------------------------------------------------------------------------------------------------------------------------
  647              N/A                  24 Units            40,000.00           95.9              8/1/97            250.00   Unit
  648              1997                 44 Units            21,659.09           89.9             10/1/97            285.00   Unit
  649              1996             22,154 Sq. Ft.              42.34           89.9              3/1/98              0.29   Sq. Ft.
  650              1997                 55 Units            16,909.09           90.8              1/31/98           254.00   Unit
  651              N/A              12,410 Sq. Ft.              74.13          100.0              5/1/98              0.45   Sq. Ft.
------------------------------------------------------------------------------------------------------------------------------------
  652              N/A               9,032 Sq. Ft.              99.65          100.0              2/11/98             0.20   Sq. Ft.
  653              N/A               8,750 Sq. Ft.             102.17          100.0              5/1/98              0.20   Sq. Ft.
  654              N/A                  26 Units            34,153.85           84.0              1/19/98           308.00   Unit
  655              N/A                  37 Units            23,783.78          100.0             10/31/97           413.00   Unit
  656              N/A                  34 Units            25,411.76          100.0              1/1/98            356.26   Unit
------------------------------------------------------------------------------------------------------------------------------------
  657              N/A              12,089 Sq. Ft.              69.17          100.0              1/28/98             0.36   Sq. Ft.
  658              N/A               5,173 Sq. Ft.             160.79          100.0              5/1/98              0.25   Sq. Ft.
  659              N/A                  48 Units            17,083.33           95.0             10/23/97           281.00   Unit
  660              N/A                  36 Units            21,888.89           92.5              5/16/97           289.00   Unit
  661              1998                 20 Units            39,000.00           95.0              3/1/98            250.00   Unit
------------------------------------------------------------------------------------------------------------------------------------


                                  Largest Tenant                                          2nd Largest Tenant
            ---------------------------------------------------------------   --------------------------------------------
                                                   Tenant                                                         Tenant
  Control                                       Area Leased         Lease                                      Area Leased
    No.                Tenant Name               (Sq. Ft.)        Exp Date           Tenant Name                 (Sq. Ft.)
==========================================================================================================================
    592     IHOP Properties, Inc.                      4,558        12/31/21
    593
    594
    595
    596     Remax Realty                               3,100         1/31/00  Chair Hut                             2,540
--------------------------------------------------------------------------------------------------------------------------
    597     Normandy #1                                7,875         3/1/99   Rose Auto                             6,600
    598
    599     Applied Companies                         37,012         2/28/08
    600     Classic Fitness                            4,200         6/30/99  Gianetta's Cucina Italiana            2,382
    601     Warehouse Specialists, Inc.              120,000         3/1/13
--------------------------------------------------------------------------------------------------------------------------
    602     Warehouse Specialists, Inc.              130,000         3/1/13
    604     IHOP Properties, Inc.                      4,558         9/30/21
    605     Eckerd Corporation                        10,908         8/2/17
    606     Eckerd Corporation                        10,938         3/8/17
--------------------------------------------------------------------------------------------------------------------------
    607     ABCO Markets (Shadow)                     42,843         5/31/09  Ace Hardware                          8,493
    608     Eckerd                                    10,908         6/29/17
    609
    611     Eckerd                                    10,908         2/17/17
--------------------------------------------------------------------------------------------------------------------------
    612     In Stereo, LLC                             3,195         3/31/99  Hwang's School of Tae Kwan Do         1,715
    613
    614     Piedmont Industries                       17,153         8/14/99  Viromed                              12,459
    615
    616     Rite Aid of Pennsylvania, Inc.            10,004         2/28/17
--------------------------------------------------------------------------------------------------------------------------
    617     Westbrook Maine CVS, Inc.                  8,775         1/31/18
    618     Distributor Benefits                       2,117         3/31/99  High Country Insurance                2,107
    619
    620     Cortez & Iverson                          19,172         7/31/01  Poly-Tainer, Inc.                    18,773
    621     Grenhill Development                       2,302         7/31/98  Security Life                         2,283
--------------------------------------------------------------------------------------------------------------------------
    623
    624     Warehouse Specialists, Inc.               97,000         3/1/13
    625     Warehouse Specialists, Inc.              124,800         3/1/13
    626
--------------------------------------------------------------------------------------------------------------------------
    627
    628
    629
    630
    631     Inge Lisa Weber                            1,983         6/30/98  Jan Maclean                           1,749
--------------------------------------------------------------------------------------------------------------------------
    632     Marimon Business Machines                 10,575         7/31/99  Renick Computer Products              6,862
    633
    634
    635     Hardees                                    9,257         8/31/98  Dean Witter Reynolds, Inc.            4,721
    636     Tinter, Inc.                              36,519         5/31/00
--------------------------------------------------------------------------------------------------------------------------
    637
    638
    639
    640
    641
--------------------------------------------------------------------------------------------------------------------------
    642
    643
    644     Food City (Shadow)                           NAV       NAV        Famous Sam's                          6,000
    645
    646     VNA of New Jersey                          8,960         9/30/98  Crates Beverage                       3,550
--------------------------------------------------------------------------------------------------------------------------
    647
    648
    649     Physiotherapy Rehabilitation              12,074         4/1/99   NMM Liquors                           2,667
    650
    651     Sears, Roebuck and Co.                    12,410         1/12/18
--------------------------------------------------------------------------------------------------------------------------
    652     Pier 1 Imports                             9,032         3/31/05
    653     Sunbelt Rentals                            8,750        12/14/17
    654
    655
    656
--------------------------------------------------------------------------------------------------------------------------
    657     Clementina Refinery                       12,089         1/29/08
    658     United States Postal Service               5,173         9/10/17
    659
    660
    661
--------------------------------------------------------------------------------------------------------------------------


                                                3rd Largest Tenant
            ----------   ----------------------------------------------------------------------
                                                                Tenant
  Control     Lease                                           Area Leased             Lease          Control
    No.     Exp Date             Tenant Name                   (Sq. Ft.)             Exp Date           No.
===============================================================================================================
    592                                                                                                592
    593                                                                                                593
    594                                                                                                594
    595                                                                                                595
    596      12/15/98    JDC Bicycles                             2,254                 1/31/98        596
---------------------------------------------------------------------------------------------------------------
    597       5/1/98     Sherwin Williams                         5,250                 9/1/02         597
    598                                                                                                598
    599                                                                                                599
    600      10/31/00    Reminisce with Kathy                     2,275                 5/31/98        600
    601                                                                                                601
---------------------------------------------------------------------------------------------------------------
    602                                                                                                602
    604                                                                                                604
    605                                                                                                605
    606                                                                                                606
---------------------------------------------------------------------------------------------------------------
    607       4/30/01    Goodyear Tire & Rubber                   5,266                 1/17/99        607
    608                                                                                                608
    609                                                                                                609
    610      10/1/02                                                                                   610
    611                                                                                                611
---------------------------------------------------------------------------------------------------------------
    612       8/31/99    Royal Beauty Supply                      1,640                 4/30/02        612
    613                                                                                                613
    614       6/14/02    Longleaf Industries                      3,738                 6/1/02         614
    615                                                                                                615
    616                                                                                                616
---------------------------------------------------------------------------------------------------------------
    617                                                                                                617
    618       4/30/00    Garraa                                   2,078                 4/30/00        618
    619                                                                                                619
    620       3/14/01                                                                                  620
    621       4/30/98    Lincoln Title                            2,085                 5/31/00        621
---------------------------------------------------------------------------------------------------------------
    622       3/31/99                                                                                  622
    623                                                                                                623
    624                                                                                                624
    625                                                                                                625
    626                                                                                                626
---------------------------------------------------------------------------------------------------------------
    627                                                                                                627
    628                                                                                                628
    629                                                                                                629
    630                                                                                                630
    631      10/31/00    Doc Exchange                             1,734                11/30/98        631
---------------------------------------------------------------------------------------------------------------
    632      10/31/00    Sun Drilling Products                    6,375                 1/31/99        632
    633                                                                                                633
    634                                                                                                634
    636                                                                                                636
---------------------------------------------------------------------------------------------------------------
    637                                                                                                637
    638                                                                                                638
    639                                                                                                639
    640                                                                                                640
    641                                                                                                641
---------------------------------------------------------------------------------------------------------------
    642                                                                                                642
    643                                                                                                643
    644       3/31/06    98 Cent Store                            4,400                12/31/00        644
    645                                                                                                645
    646       6/30/98    WAWA, Inc.                               2,700                 6/30/99        646
---------------------------------------------------------------------------------------------------------------
    647                                                                                                647
    648                                                                                                648
    649       2/28/02    Butler & Co                              2,570                 2/1/02         649
    650                                                                                                650
    651                                                                                                651
---------------------------------------------------------------------------------------------------------------
    652                                                                                                652
    653                                                                                                653
    654                                                                                                654
    655                                                                                                655
    656                                                                                                656
---------------------------------------------------------------------------------------------------------------
    657                                                                                                657
    658                                                                                                658
    659                                                                                                659
    660                                                                                                660
    661                                                                                                661
---------------------------------------------------------------------------------------------------------------



31 & 32 & 33


  Control
    No.     Property Name                                        Address
=====================================================================================================================
    662     325 North Howard Street                              325 North Howard Street
    663     Pikesville Professional Building                     7 Church Lane
    664     Washington Place                                     944 Old Washington Road
    665     1416-1430 S. Main Street                             1416-1430 S. Main Street
    666     Hodges Warehouse and Corporate Offices (Hodges I)    4401 South 72nd East Avenue
---------------------------------------------------------------------------------------------------------------------
    667     Commerce Square Shopping Center                      203 Commerce Avenue
    668     Villa Apartments                                     1111  7Th Street  South
    669     Magnolia                                             2100 River View Rd.
    670     Blockbuster Video Store                              6324  Custer Road
    671     Creamery Hills                                       355 Creamery Road
---------------------------------------------------------------------------------------------------------------------
    672     13348 Newport Boulevard (Walgreen - Tustin)          13348 Newport Boulevard
    673     Wells Court                                          1856 Wells Drive
    674     Logan Square Shopping Center                         SWC of Logan Drive and Memorial Pkwy (Highway 231)
    675     2486 Morris Avenue                                   2486 Morris Avenue
    676     Branford Apartments                                  12850  Bradford Street
---------------------------------------------------------------------------------------------------------------------
            Total/Weighted Average:


                                                  Cross
  Control                               Zip   Collateralized          Original
    No.     City                State   Code      Groups              Balance ($)
===============================================================================
    662     Glendale              CA   91206                 $         775,000
    663     Pikesville            MD   21208                           770,000
    664     Thomson               GA   30824                           765,000
    665     Milpitas              CA   95035                           760,000
    666     Tulsa                 OK   74145     Group K               750,000
-------------------------------------------------------------------------------
    667     La Grange             GA   30240                           750,000
    668     Minneapolis           MN   55415                           740,000
    669     Tunica                MS   38646                           725,000
    670     Plano                 TX   75023                           700,000
    671     Harford               NY   13784                           608,000
-------------------------------------------------------------------------------
    672     Tustin                CA   92680                           500,000
    673     Atlanta               GA   30311                           490,000
    674     Huntsville            AL   35802                           450,000
    675     Bronx                 NY   10468                           440,000
    676     Arleta                CA   91331                           410,000
-------------------------------------------------------------------------------


                            % of Aggregate  Cumulative                                 Interest
  Control     Cut-off Date   Cut-off Date  % of Initial  Mortgage  Administrative      Accrual        Amortization
    No.       Balance ($)      Balance     Pool Balance  Rate (%)   Cost Rate (%)       Method            Type
==========================================================================================================================
    662     $       773,913.25    0.02%         99.74%     7.1330%      0.0962%        Actual/360    Amortizing Balloon
    663             767,358.36    0.02          99.76      7.5200       0.0962           30/360      Amortizing Balloon
    664             764,538.46    0.02          99.79      8.5200       0.0962         Actual/360    Amortizing Balloon
    665             758,402.60    0.02          99.81      7.4380       0.0962         Actual/360    Amortizing Balloon
    666             747,776.36    0.02          99.83      7.7100       0.0962           30/360      Fully Amortizing
--------------------------------------------------------------------------------------------------------------------------
    667             747,308.05    0.02          99.85      7.6250       0.0962         Actual/360    Amortizing Balloon
    668             737,006.36    0.02          99.87      6.7840       0.0962         Actual/360    Amortizing Balloon
    669             722,827.14    0.02          99.89      8.2500       0.0962         Actual/360    Amortizing Balloon
    670             695,387.84    0.02          99.92      8.3750       0.0962         Actual/360    Amortizing Balloon
    671             606,231.70    0.02          99.93      7.6500       0.0962         Actual/360    Fully Amortizing
--------------------------------------------------------------------------------------------------------------------------
    672             494,859.06    0.01          99.95      7.0600       0.0462           30/360      Fully Amortizing
    673             490,000.00    0.01          99.96      7.5000       0.0962         Actual/360    Fully Amortizing
    674             448,384.84    0.01          99.98      7.6250       0.0962         Actual/360    Amortizing Balloon
    675             438,203.46    0.01          99.99      7.7500       0.0962         Actual/360    Amortizing Balloon
    676             408,723.18    0.01         100.00      7.3060       0.0962         Actual/360    Amortizing Balloon
--------------------------------------------------------------------------------------------------------------------------
            $ 3,408,048,238.72  100.00%                    7.2426%
            ------------------  ------                     ------


                                          Original  Remaining
              Original       Remaining     Term to   Term to     Original     Remaining
  Control   Interest-Only  Interest-Only  Maturity   Maturity  Amortization  Amortization  Origination  Maturity
    No.     Period (Mos.)  Period (Mos.)   (Mos.)     (Mos.)    Term (Mos.)  Term (Mos.)      Date       or ARD
==================================================================================================================
    662           0              0           120       118          360          358         2/10/98     3/1/08
    663           0              0           120       117          300          297         1/14/98     2/1/08
    664           0              0           300       299          360          359         3/27/98     4/1/23
    665           0              0           120       118          300          298         2/18/98     3/1/08
    666           0              0           180       179          180          179         3/13/98     4/1/13
------------------------------------------------------------------------------------------------------------------
    667           0              0           120       117          300          297         1/26/98     2/1/08
    668           0              0           120       117          300          297         1/8/98      2/1/08
    669           0              0           120       115          360          355         11/6/97     12/1/07
    670           0              0           120       113          300          293         9/5/97      10/1/07
    671           0              0           360       356          360          356        12/18/97     1/1/28
------------------------------------------------------------------------------------------------------------------
    672           0              0           171       168          171          168         1/29/98     5/1/12
    673           0              0           300       300          300          300         4/7/98      5/1/23
    674           0              0           120       117          300          297         1/26/98     2/1/08
    675           0              0           120       114          360          354        10/22/97     11/1/07
    676           0              0           120       116          360          356        12/31/97     1/1/08
------------------------------------------------------------------------------------------------------------------
                                             155       152          319          316
                                             ---       ---          ---          ---


                                                                                                     Annual
  Control            Balloon                                                                         Debt
    No.              Balance ($)      Property Type              Prepayment Provisions            Service ($)
=================================================================================================================
    662     $         678,519         Multifamily                L(4),D(5.83),O(.17)             $      62,706
    663               614,152         Office                     L(4),YM1%(4),O(2)                      68,403
    664               361,569         Multifamily - Section 42   L(15),O(10)                            70,716
    665               616,433         Retail - Unanchored        L(4),D(5.83),O(.17)                    67,029
    666                     -         Industrial                 L(7),D(7.75),O(.25)                    84,509
-----------------------------------------------------------------------------------------------------------------
    667               611,094         Retail - Anchored          L(4),D(5.75),O(.25)                    67,243
    668               587,651         Multifamily                L(4),D(5.83),O(.17)                    61,544
    669               652,084         Multifamily                L(4),YM1%(5.5),O(.5)                   65,360
    670               583,059         Retail - Anchored          L(4),D(5.83),O(.17)                    66,933
    671                65,346         Multifamily - Section 42   L(2.33),D(27.417)O(.25)                51,766
-----------------------------------------------------------------------------------------------------------------
    672                     -         CTL                        L(7),D(6.25),O(1)                      55,743
    673                35,191         Multifamily - Section 42   L(13),O(12)                            43,453
    674               366,658         Retail - Anchored          L(4),D(5.75),O(.25)                    40,346
    675               391,010         Multifamily                L(4),YM1%(5.75),O(.25)                 37,827
    676               360,315         Multifamily                L(4),D(5.83),O(.17)                    33,750


                                                                                                  Underwritten
                                                                                                   Hospitality
                                                                        Cut-off     Scheduled        Average
  Control         Net                    Appraised      Appraisal         Date    Maturity Date      Daily                Year
    No.      Cash Flow ($)   DSCR (x)    Value ($)         Year         LTV (%)      LTV (%)        Rate ($)             Built
==================================================================================================================================
    662     $        79,277    1.26x  $   1,000,000        1997          77.4%        67.9%                               1965
    663              87,370    1.28       1,100,000        1997          69.8         55.8                                1964
    664              92,363    1.31         900,000        1998          85.0         40.2                                1996
    665             116,532    1.74       1,360,000        1997          55.8         45.3                                1988
    666             106,367    1.26       1,200,000        1998          62.3          0.0                                1970
----------------------------------------------------------------------------------------------------------------------------------
    667              92,162    1.37       1,000,000        1997          74.7         61.1                                1985
    668              85,352    1.39       1,055,000        1997          69.9         55.7                                1964
    669              85,353    1.31         935,000        1997          77.3         69.7                                1994
    670              88,130    1.32       1,100,000        1997          63.2         53.0                                1997
    671              64,308    1.24         780,000        1997          77.7          8.4                                1997
----------------------------------------------------------------------------------------------------------------------------------
    672              55,800    NAP          750,000        1997           NAP          0.0                                1997
    673             110,944    2.55       1,625,000        1998          30.2          2.2                                1971
    674              51,974    1.29         600,000        1997          74.7         61.1                                1974
    675              51,483    1.36         590,000        1997          74.3         66.3                                1920
    676              47,816    1.42         510,000        1997          80.1         70.7                                1978
----------------------------------------------------------------------------------------------------------------------------------


                                 Sq. Ft.,             Loan per
                                  Units            Sq. Ft., Units                                         Underwritten
  Control       Year            Bed, Pad              Bed, Pad           Occupancy        Rent Roll        Replacement
    No.      Renovated          or Room              or Room ($)        Percentage (%)       Date          Reserves ($)    per
===================================================================================================================================
    662         N/A                  18 Units          $ 43,055.56          100.0%          1/30/98          $250.00       Unit
    663         1995             13,420 Sq. Ft.              57.38          100.0           3/10/98             0.22       Sq. Ft.
    664         N/A                  42 Units            18,214.29          100.0           2/25/98           200.00       Unit
    665         1995             14,071 Sq. Ft.              54.01          100.0           1/31/98             0.19       Sq. Ft.
    666         N/A              52,800 Sq. Ft.              14.20          100.0           2/23/98             0.10       Sq. Ft.
-----------------------------------------------------------------------------------------------------------------------------------
    667         1996             14,079 Sq. Ft.              53.27          100.0           3/10/98             0.15       Sq. Ft.
    668         N/A                  47 Units            15,744.68          100.0          12/12/97           261.00       Unit
    669         N/A                  21 Units            34,523.81          100.0           7/31/97           227.00       Unit
    670         N/A               6,500 Sq. Ft.             107.69          100.0           8/27/97             0.05       Sq. Ft.
    671         N/A                  24 Units            25,333.33          100.0          11/30/97           150.00       Unit
-----------------------------------------------------------------------------------------------------------------------------------
    672         N/A               1,950 Sq. Ft.             256.41          100.0           5/1/98              -          Sq. Ft.
    673         1996                 62 Units             7,903.23           95.2           1/31/98           250.00       Unit
    674         1996              6,800 Sq. Ft.              66.18          100.0           2/18/98             0.10       Sq. Ft.
    675         1990                 20 Units            22,000.00           95.0          10/21/97           264.00       Unit
    676         N/A                  28 Units            14,642.86          100.0          10/6/97            295.00       Unit


                                   Largest Tenant                                            2nd Largest Tenant
            ---------------------------------------------------------------     --------------------------------------------
                                                      Tenant                                                        Tenant
  Control                                          Area Leased       Lease                                       Area Leased
    No.                Tenant Name                  (Sq. Ft.)      Exp Date              Tenant Name              (Sq. Ft.)
============================================================================================================================
    662
    663     Multi-Properties, Inc. (Unit 0019-0025)    4,726        12/31/00   Blaxberg, Neal  (Unit 0012 &11A)      1,172
    664
    665     M2 Collision Centers                      13,371         6/30/02   Enterprise Rent-A-Car                   700
    666     Port City Properties                      52,800         5/1/13
----------------------------------------------------------------------------------------------------------------------------
    667     Cato Plus                                  5,698         3/1/01    Shoe City                             2,800
    668
    669
    670     Blockbuster Video Store                    6,500         7/24/07
    671
----------------------------------------------------------------------------------------------------------------------------
    672     Walgreen Co.                               1,950         3/31/32
    673
    674     New China Restaurant                       2,800         5/15/02   Hair Care                             1,400
    675
    676
----------------------------------------------------------------------------------------------------------------------------


                                             3rd Largest Tenant
            ---------  ------------------------------------------------------------------
                                                              Tenant
  Control     Lease                                         Area Leased           Lease       Control
    No.     Exp Date               Tenant Name               (Sq. Ft.)           Exp Date       No.
======================================================================================================
    662                                                                                         662
    663      6/30/01   CAM-Tour Corporation (Unit 0008)         1,160            1/16/99        663
    664                                                                                         664
    665      7/31/00                                                                            665
    666                                                                                         666
------------------------------------------------------------------------------------------------------
    667      2/3/00    Fantastic Sams                           1,700            8/8/02         667
    668                                                                                         668
    669                                                                                         669
    670                                                                                         670
    671                                                                                         671
------------------------------------------------------------------------------------------------------
    672                                                                                         672
    673                                                                                         673
    674      5/30/01   Super Rose Nails                         1,400            8/15/01        674
    675                                                                                         675
    676                                                                                         676
------------------------------------------------------------------------------------------------------


(1) The Mortgage Loan provides for changes in the amount of its Monthly Payments at specified times in the future which coincide with rent increases on the underlying Credit Lease. Refer to the sheet "step" in the file named "FULBBA.XLS" contained in the back cover of the Prospectus Supplement for detailed information on Monthly Payments for the Mortgage Loan.

(2) The Annual Debt Service, hence the DSCR, reflects the annualized monthly principal and interest during the period in which the Mortgage Loan is amortizing.

(3) The Mortgage Loan provides for changes in the amount of its Monthly Payments at specified times in the future which coincide with rent increases on the underlying property. Refer to the sheet "step" in the file named "FULBBA.XLS" contained in the back cover of the Prospectus Supplement for detailed information on Monthly Payments for the Mortgage Loan.


34 & 35 & 36
                                                                       Annex A-2

First Union / Lehman Brothers / Bank of America Commercial Mortgage Trust
1998-C2

                                                          Original         Remaining
Control                                                 Interest-Only    Interest-Only    Amortization                  Cut-off Date
  No.    Property Name                                 Period (months)  Period (months)   Type                          Balance ($)
====================================================================================================================================
   1     IBM Corporate Office Complex                                                     Fully Amortizing            178,378,814.33
   2     Broadmoor Austin                                    36                35         ARD                         154,000,000.00
   3     Fox Valley Mall                                     108              105         ARD                          85,527,649.00
   4     Hawthorn Center                                     132              129         ARD                          77,863,877.00
   5     First Union Plaza                                   60                60         Balloon                      64,000,000.00
   6     Oakwood Village                                                                  Fully Amortizing             63,766,163.27
   7     Phillips Place                                                                   Balloon                      25,328,344.54
   9     Musselman Portfolio (Roll-Up)                                                    Balloon                      23,892,525.17
   10    Ohio Edison Office Building                                                      ARD                          22,468,036.24
   11    The Ridge Gardens Apartments                                                     Balloon                      22,168,011.77
   12    Holiday Inn Downtown                                                             Balloon                      21,840,552.21
   13    Peach Tree Apartments                                2                0          Balloon                      21,172,007.68
   14    St. Andrews Place                                                                Balloon                      20,942,733.05
   15    Hunt Club                                                                        Balloon                      20,806,341.65
   16    100 West Chestnut St.                                                            Balloon                      20,000,000.00
   17    Hickory Ridge Commons Shopping Center                                            ARD                          17,952,727.94
   18    Holly Hall                                          23                13         ARD                          17,697,000.00
   19    1066 Third Avenue (Royale Retail Condominiums)                                   Balloon                      17,344,007.86
   20    Richardson Highlands                                                             Balloon                      16,847,577.42
   21    Burke Centre                                                                     Balloon                      16,446,273.67
   22    Stallings Portfolio (Loan Level)                                                 ARD                          16,277,350.35
   23    Brinker Trust 11                                                                 Balloon                      15,391,930.50
   24    Brinker Trust 9                                                                  Balloon                      15,373,841.14
   25    Quince Orchard I Apartments                          2                0          Balloon                      15,161,953.80
   26    Levittown Trace Apartments                                                       ARD                          14,522,217.09
   27    Chester Mall                                                                     Balloon                      14,488,711.07
   28    Peachtree Walk                                                                   Balloon                      14,452,038.73
   29    Statesboro Mall                                                                  Balloon                      14,288,507.76
   30    Days Inn & Suites Historic Savannah                                              Balloon                      13,770,454.32
   31    Shaws Sainsbury                                                                  Fully Amortizing             13,760,326.29
   32    Sandy Mall                                                                       Balloon                      13,738,706.98
   33    Consolidated Cap Care Properties (8)                                             Fully Amortizing             13,404,516.00
   34    Stone Creek / Waters Landing                                                     Balloon                      13,365,532.22
   35    Temple City Square                                                               Balloon                      13,269,824.24
   36    Hechinger Commons Shopping Center                                                Balloon                      13,230,217.88
   37    Steeplechase / Largo                                                             Balloon                      13,205,943.83
   38    Sandy Springs Plaza                                                              Balloon                      13,189,312.81
   39    The Plantation at Lafayette                                                      Balloon                      12,750,000.00
   40    North Atherton Place                                                             Fully Amortizing             12,469,243.47
   41    Woodholme Medical Building                                                       Balloon                      12,443,167.58
   42    GTE Stemmons Crossing                                                            Balloon                      12,400,000.00
   43    Highland Pinetree Apartments                                                     ARD                          12,389,735.13
   44    Westmont Business Park (Roll-up)                                                 Balloon                      12,218,749.98
   45    Wyndham Garden Hotel                                                             Balloon                      12,204,210.32
   46    Hulen Bend Center                                                                ARD                          12,168,124.07
   47    Cineplex Odeon Movie Theater                                                     Fully Amortizing             12,124,123.68
   48    Rose Hill II                                                                     Balloon                      11,980,750.16
   49    Golf Glen Mart Plaza                                                             ARD                          11,863,983.65
   50    Clearwater Crossing Shopping Center                                              ARD                          11,569,846.73
   51    Rivercrest Village Apartments                                                    Balloon                      11,564,174.06
   52    Super K-Mart Center                                                              Fully Amortizing             11,283,800.93
   53    Quince Orchard II Apartments                         2                0          Balloon                      10,979,483.59
   54    Market at Wolfcreek                                                              Balloon                      10,947,916.37
   55    Brinker Trust 5                                                                  Balloon                      10,671,795.87
   56    Brinker Trust 7                                                                  Balloon                      10,585,153.28
   57    Northwind                                                                        Balloon                      10,585,106.73
   58    Brinker Trust 2                                                                  Balloon                      10,513,286.94
   59    Concorde Centre II Office Building                                               Balloon                      10,500,000.00
   60    Sundance West Apartments                                                         Balloon                      10,092,322.04
   61    Old Farm                                                                         Balloon                       9,968,198.82
   62    River Reach                                                                      Fully Amortizing              9,932,082.23
   63    Maplewood Center                                                                 ARD                           9,745,742.13
   64    Health Care South(6 Prop)                                                        Balloon                       9,717,397.08
   65    Spinnaker Reach Apartments                                                       Fully Amortizing              9,687,495.88
   66    Inverrary 441 Apartments                                                         Balloon                       9,586,461.99
   67    Eastland Plaza                                                                   Balloon                       9,565,038.58
   68    Woodhaven Apartments                                23                13         ARD                           9,530,000.00

                                                                                   Balloon/
Control                                                           Monthly          ARD
  No.    Property Name                                            P&I ($)          Balance             ARD          Maturity
====================================================================================================================================
   1     IBM Corporate Office Complex                           1,561,831.11               -                        10/1/13
   2     Broadmoor Austin                                           Step*         76,967,566         4/10/11         4/10/23
   3     Fox Valley Mall                                       Interest-Only      85,527,649        11/10/06        11/10/31
   4     Hawthorn Center                                       Interest-Only      77,863,879        11/10/08        11/10/33
   5     First Union Plaza                                        415,102.78      55,463,657                         5/1/13
   6     Oakwood Village                                          441,378.01       6,241,605                        12/1/27
   7     Phillips Place                                           165,094.21      21,988,816                         4/1/08
   9     Musselman Portfolio (Roll-Up)                            180,051.65      19,586,097                         1/1/08
   10    Ohio Edison Office Building                              150,903.88      20,740,744         3/1/05          3/1/28
   11    The Ridge Gardens Apartments                             149,609.90      18,202,030                         1/1/10
   12    Holiday Inn Downtown                                     177,903.72      19,267,850                         1/1/03
   13    Peach Tree Apartments                                    146,423.13      16,505,912                         3/1/13
   14    St. Andrews Place                                        138,025.22      18,247,894                         2/1/08
   15    Hunt Club                                                135,991.59      17,815,347                         2/1/08
   16    100 West Chestnut St.                                    131,051.84      17,378,274                         5/1/08
   17    Hickory Ridge Commons Shopping Center                    120,965.75      15,732,230         2/1/08          2/1/28
   18    Holly Hall                                               131,585.62      16,353,456         7/1/07          7/1/27
   19    1066 Third Avenue (Royale Retail Condominiums)           117,403.24      15,226,011                         1/1/08
   20    Richardson Highlands                                     116,160.25      15,638,434                         1/1/05
   21    Burke Centre                                             110,662.85      12,664,341                         1/1/13
   22    Stallings Portfolio (Loan Level)                         110,311.64      14,284,591         3/1/08          3/1/28
   23    Brinker Trust 11                                           Step*          6,674,050                        11/1/17
   24    Brinker Trust 9                                            Step*          6,610,082                        11/1/17
   25    Quince Orchard I Apartments                              104,858.30      11,820,413                         3/1/13
   26    Levittown Trace Apartments                                98,536.04      11,217,049         2/1/13          2/1/28
   27    Chester Mall                                              99,013.93      12,734,965                         4/1/08
   28    Peachtree Walk                                            96,468.86      12,641,824                         1/1/08
   29    Statesboro Mall                                           96,100.57      12,507,067                         4/1/08
   30    Days Inn & Suites Historic Savannah                      100,548.92      11,159,915                         3/1/08
   31    Shaws Sainsbury                                            Step*                  -                         2/1/23
   32    Sandy Mall                                                91,386.77      12,654,243                         4/1/05
   33    Consolidated Cap Care Properties (8)                     110,828.06         534,562                         1/1/18
   34    Stone Creek / Waters Landing                              87,357.98      11,444,184                         2/1/08
   35    Temple City Square                                        91,405.09      11,687,500                         4/1/08
   36    Hechinger Commons Shopping Center                         87,043.07      10,718,849                         3/1/11
   37    Steeplechase / Largo                                      86,314.90      11,307,537                         2/1/08
   38    Sandy Springs Plaza                                       88,374.69      11,533,594                         4/1/08
   39    The Plantation at Lafayette                               89,499.33      11,384,253                        11/1/07
   40    North Atherton Place                                      88,666.62               -                         3/1/23
   41    Woodholme Medical Building                                90,924.24      10,589,019                        12/1/07
   42    GTE Stemmons Crossing                                     83,582.95      10,855,112                         5/1/08
   43    Highland Pinetree Apartments                              82,081.54      10,802,294         4/1/08          4/1/28
   44    Westmont Business Park (Roll-up)                          83,732.84      11,323,991                         2/1/05
   45    Wyndham Garden Hotel                                      89,255.38       9,896,587                         2/1/08
   46    Hulen Bend Center                                         82,234.84      10,671,302         2/1/08          2/1/28
   47    Cineplex Odeon Movie Theater                              93,793.98               -                         2/1/23
   48    Rose Hill II                                              80,846.22      10,327,564                         3/1/08
   49    Golf Glen Mart Plaza                                      82,799.48      11,034,075         1/1/05          1/1/28
   50    Clearwater Crossing Shopping Center                       78,425.57       8,932,661         2/1/13          2/1/28
   51    Rivercrest Village Apartments                             79,904.97      10,205,195                         1/1/08
   52    Super K-Mart Center                                       94,734.07               -                         7/1/19
   53    Quince Orchard II Apartments                              75,932.83       8,559,715                         3/1/13
   54    Market at Wolfcreek                                       78,400.40       8,637,733                        10/1/12
   55    Brinker Trust 5                                            Step*          4,627,057                        11/1/17
   56    Brinker Trust 7                                            Step*          4,592,941                        11/1/17
   57    Northwind                                                 71,414.16       9,278,428                         3/1/08
   58    Brinker Trust 2                                            Step*          4,541,766                        11/1/17
   59    Concorde Centre II Office Building                        72,199.14       9,239,656                         5/1/08
   60    Sundance West Apartments                                  68,214.00       8,856,500                         1/1/08
   61    Old Farm                                                  67,878.82       8,764,220                         1/1/08
   62    River Reach                                               69,128.75       1,024,898                         3/1/28
   63    Maplewood Center                                          67,657.93       8,610,701         1/1/08          1/1/28
   64    Health Care South(6 Prop)                                 81,666.44       6,898,013                        12/1/07
   65    Spinnaker Reach Apartments                                67,624.66       1,010,991                         3/1/28
   66    Inverrary 441 Apartments                                  64,579.81       8,399,795                         3/1/08
   67    Eastland Plaza                                            66,304.81       8,452,851                        12/1/07
   68    Woodhaven Apartments                                      70,860.08       8,806,490         7/1/07          7/1/27

                                                                         Original                    Remaining Term       Remaining
Control                                                        Gross   Amortization     Seasoning  to ARD or Maturity      Lockout
  No.    Property Name                                        Rate (%) Term (months)    (months)        (months)            Months
===================================================================================================================================
   1     IBM Corporate Office Complex                          6.8300      188             3              185                 25
   2     Broadmoor Austin                                      7.0400      190             1              155                 25
   3     Fox Valley Mall                                       6.7500       0              6              102                 25
   4     Hawthorn Center                                       6.7500       0              6              126                 25
   5     First Union Plaza                                     6.7500      360             0              180                 96
   6     Oakwood Village                                       7.3600      360             5              355                 43
   7     Phillips Place                                        6.7900      360             1              119                 47
   9     Musselman Portfolio (Roll-Up)                         7.6720      300             4              116                 56
   10    Ohio Edison Office Building                           7.0800      360             2               82                 34
   11    The Ridge Gardens Apartments                          7.1100      360             4              140                 44
   12    Holiday Inn Downtown                                  7.5500      240             4               56                 49
   13    Peach Tree Apartments                                 7.3750      360             4              178                 68
   14    St. Andrews Place                                     6.8800      360             3              117                 45
   15    Hunt Club                                             6.8000      360             3              117                 24
   16    100 West Chestnut St.                                 6.8500      360             0              120                 60
   17    Hickory Ridge Commons Shopping Center                 7.1000      360             3              117                 45
   18    Holly Hall                                            8.1400      360            10              110                 14
   19    1066 Third Avenue (Royale Retail Condominiums)        7.1400      360             4              116                 32
   20    Richardson Highlands                                  7.3260      360             4               80                 32
   21    Burke Centre                                          7.0800      360             4              176                 56
   22    Stallings Portfolio (Loan Level)                      7.1700      360             2              118                 34
   23    Brinker Trust 11                                      7.1560      316             5              234                 24
   24    Brinker Trust 9                                       7.1560      316             5              234                 24
   25    Quince Orchard I Apartments                           7.3750      360             4              178                 68
   26    Levittown Trace Apartments                            7.1700      360             3              177                 33
   27    Chester Mall                                          7.2600      360             1              119                 47
   28    Peachtree Walk                                        7.0000      360             4              116                 32
   29    Statesboro Mall                                       7.1000      360             1              119                 47
   30    Days Inn & Suites Historic Savannah                   7.3400      300             2              118                  0
   31    Shaws Sainsbury                                       7.1250      301             4              297                 92
   32    Sandy Mall                                            6.9900      360             1               83                 47
   33    Consolidated Cap Care Properties (8)                  7.7500      240             4              236                 80
   34    Stone Creek / Waters Landing                          6.8000      360             3              117                 24
   35    Temple City Square                                    7.3400      360             1              119                 47
   36    Hechinger Commons Shopping Center                     6.8750      360             2              154                 46
   37    Steeplechase / Largo                                  6.8000      360             3              117                 24
   38    Sandy Springs Plaza                                   7.0625      360             1              119                 47
   39    The Plantation at Lafayette                           7.5400      360             0              114                 43
   40    North Atherton Place                                  7.0400      300             2              298                 118
   41    Woodholme Medical Building                            7.6000      324             5              115                 31
   42    GTE Stemmons Crossing                                 7.1300      360             0              120                 36
   43    Highland Pinetree Apartments                          6.9500      360             1              119                 47
   44    Westmont Business Park (Roll-up)                      7.2700      360             3               81                 45
   45    Wyndham Garden Hotel                                  7.3400      300             3              117                 57
   46    Hulen Bend Center                                     7.1300      360             3              117                 45
   47    Cineplex Odeon Movie Theater                          7.9900      299             2              297                 142
   48    Rose Hill II                                          7.1250      360             2              118                 24
   49    Golf Glen Mart Plaza                                  7.4500      360             4               80                 44
   50    Clearwater Crossing Shopping Center                   7.1600      360             3              177                 81
   51    Rivercrest Village Apartments                         7.3480      360             4              116                 44
   52    Super K-Mart Center                                   8.3400      255             1              254                 95
   53    Quince Orchard II Apartments                          7.3750      360             4              178                 68
   54    Market at Wolfcreek                                   7.6825      360             7              173                 89
   55    Brinker Trust 5                                       7.1560      316             5              234                 24
   56    Brinker Trust 7                                       7.1560      316             5              234                 24
   57    Northwind                                             7.1250      360             2              118                 58
   58    Brinker Trust 2                                       7.1560      316             5              234                 24
   59    Concorde Centre II Office Building                    7.3300      360             0              120                 48
   60    Sundance West Apartments                              7.1250      360             4              116                 44
   61    Old Farm                                              7.2000      360             4              116                 44
   62    River Reach                                           7.4400      360             2              358                 58
   63    Maplewood Center                                      7.3960      357             1              116                 44
   64    Health Care South(6 Prop)                             7.9500      240             5              115                 31
   65    Spinnaker Reach Apartments                            7.4700      360             2              358                 58
   66    Inverrary 441 Apartments                              7.1100      360             2              118                 46
   67    Eastland Plaza                                        7.3750      360             5              115                 24
   68    Woodhaven Apartments                                  8.1400      360            10              110                 14

                                                                                                        LTV at
Control                                                                             Cut-off Date        ARD or
  No.    Property Name                                             DSCR (x)           LTV (%)        Maturity (%)
====================================================================================================================
   1     IBM Corporate Office Complex                                1.32               63.7             0.0
   2     Broadmoor Austin                                            1.50               76.2             38.1
   3     Fox Valley Mall                                             1.91               61.5             61.5
   4     Hawthorn Center                                             2.00               58.8             58.8
   5     First Union Plaza                                           1.40               61.0             52.8
   6     Oakwood Village                                             1.30               79.7             7.8
   7     Phillips Place                                              1.29               78.6             68.3
   9     Musselman Portfolio (Roll-Up)                               1.41               68.2             55.9
   10    Ohio Edison Office Building                                 1.42               74.2             68.5
   11    The Ridge Gardens Apartments                                1.37               79.7             65.5
   12    Holiday Inn Downtown                                        1.53               55.0             48.5
   13    Peach Tree Apartments                                       1.29               78.4             61.1
   14    St. Andrews Place                                           1.33               77.6             67.6
   15    Hunt Club                                                   1.21               79.6             68.1
   16    100 West Chestnut St.                                       1.21               76.5             66.5
   17    Hickory Ridge Commons Shopping Center                       1.25               78.2             68.6
   18    Holly Hall                                                  1.22               80.4             74.3
   19    1066 Third Avenue (Royale Retail Condominiums)              1.21               74.4             65.4
   20    Richardson Highlands                                        1.22               78.4             72.7
   21    Burke Centre                                                1.51               66.6             51.3
   22    Stallings Portfolio (Loan Level)                            1.44               74.7             65.5
   23    Brinker Trust 11                                             NAP               NAP              43.0
   24    Brinker Trust 9                                              NAP               NAP              43.0
   25    Quince Orchard I Apartments                                 1.26               74.9             58.4
   26    Levittown Trace Apartments                                  1.27               79.8             61.6
   27    Chester Mall                                                1.40               74.7             65.6
   28    Peachtree Walk                                              1.26               72.3             63.2
   29    Statesboro Mall                                             1.41               71.8             62.9
   30    Days Inn & Suites Historic Savannah                         1.40               74.4             60.3
   31    Shaws Sainsbury                                              NAP               NAP              0.0
   32    Sandy Mall                                                  1.29               72.3             66.6
   33    Consolidated Cap Care Properties (8)                        2.00               55.4             2.2
   34    Stone Creek / Waters Landing                                1.27               79.8             68.3
   35    Temple City Square                                          1.29               79.9             70.4
   36    Hechinger Commons Shopping Center                           1.43               71.9             58.3
   37    Steeplechase / Largo                                        1.30               79.8             68.3
   38    Sandy Springs Plaza                                         1.30               79.9             69.9
   39    The Plantation at Lafayette                                 1.21               75.0             67.0
   40    North Atherton Place                                        1.42               75.1             0.0
   41    Woodholme Medical Building                                  1.40               71.5             60.9
   42    GTE Stemmons Crossing                                       1.27               71.3             62.4
   43    Highland Pinetree Apartments                                1.33               78.2             68.2
   44    Westmont Business Park (Roll-up)                            1.31               72.6             67.3
   45    Wyndham Garden Hotel                                        1.40               56.8             46.0
   46    Hulen Bend Center                                           1.21               74.9             65.7
   47    Cineplex Odeon Movie Theater                                1.25               74.4             0.0
   48    Rose Hill II                                                1.26               79.9             68.9
   49    Golf Glen Mart Plaza                                        1.20               78.6             73.1
   50    Clearwater Crossing Shopping Center                         1.31               78.7             60.8
   51    Rivercrest Village Apartments                               1.24               79.8             70.4
   52    Super K-Mart Center                                          NAP               NAP              0.0
   53    Quince Orchard II Apartments                                1.25               74.9             58.4
   54    Market at Wolfcreek                                         1.44               71.4             56.3
   55    Brinker Trust 5                                              NAP               NAP              43.0
   56    Brinker Trust 7                                              NAP               NAP              43.0
   57    Northwind                                                   1.27               79.7             69.9
   58    Brinker Trust 2                                              NAP               NAP              43.0
   59    Concorde Centre II Office Building                          1.30               73.4             64.6
   60    Sundance West Apartments                                    1.57               74.8             65.6
   61    Old Farm                                                    1.31               79.8             70.1
   62    River Reach                                                 1.26               84.9             8.8
   63    Maplewood Center                                            1.45               73.3             64.7
   64    Health Care South(6 Prop)                                   1.71               60.3             42.8
   65    Spinnaker Reach Apartments                                  1.21               83.5             8.7
   66    Inverrary 441 Apartments                                    1.36               79.9             70.0
   67    Eastland Plaza                                              1.26               79.7             70.4
   68    Woodhaven Apartments                                        1.26               73.3             67.7

                                                          Original         Remaining
Control                                                 Interest-Only    Interest-Only    Amortization                  Cut-off Date
  No.    Property Name                                 Period (months)  Period (months)   Type                          Balance ($)
====================================================================================================================================
   69    Best Western Greenfield Inn                                                      Balloon                       9,265,237.21
   70    Hampton Inn Pensacola Beach                                                      Balloon                       9,250,000.00
   71    Plaza LaFayette                                                                  Balloon                       9,242,654.04
   72    The Broun Portfolio Consolidation                                                Balloon                       9,237,003.50
   73    North Willow Commons Shopping Center                                             ARD                           9,205,383.81
   74    International Club Apartments                                                    Balloon                       9,186,994.22
   75    Village Green Apartments                                                         Balloon                       9,177,123.74
   76    Liberty Gardens                                                                  Balloon                       9,136,905.79
   77    Park Forest                                                                      Balloon                       8,970,695.39
   78    Kings Harbor Multicare Center                                                    Fully Amortizing              8,951,209.01
   80    Briarcliffe Lakeside Apartments                                                  ARD                           8,776,084.48
   81    Daytona Beach Hilton Oceanfront Resort                                           ARD                           8,281,860.32
   82    Valley Manor                                                                     Balloon                       8,174,179.08
   83    North Oaks Plaza                                                                 ARD                           8,093,897.78
   84    The Morrison Building                                                            Balloon                       8,050,981.33
   85    Sandstone Apartments                                23                13         ARD                           7,983,000.00
   86    Innsbrook Village                                                                Balloon                       7,924,512.91
   87    1616 Walnut Street                                                               Balloon                       7,794,129.65
   88    Century Village Apartments                                                       Balloon                       7,774,993.83
   89    Hampton Inn (Louisville)                                                         Balloon                       7,771,500.87
   90    Hampton Inn & Suites - Pineville                                                 Balloon                       7,766,189.12
   91    La Villita Apartments                                                            Balloon                       7,765,332.63
   92    White Marlin Mall, Phase I                                                       Balloon                       7,743,942.22
   93    Claremont Retirement Village                                                     Balloon                       7,589,517.39
   94    Brookside West Apartments                                                        Balloon                       7,579,696.26
   95    Harris Boulevard I                                                               Fully Amortizing              7,400,000.00
   96    Scott Mountain by the Brook                                                      Balloon                       7,377,558.77
   97    Classic Portfolio (Roll-up)                                                      ARD                           7,201,769.35
   98    Oak Hills Medical Plaza                                                          ARD                           7,181,443.42
   99    North Point - Springhouse Phase I                                                Balloon                       7,171,377.96
  100    Kensington Club Apartments                                                       Balloon                       7,131,286.58
  101    Village Green Office Park                                                        Balloon                       7,096,616.22
  102    West Georgia Commons                                                             Balloon                       7,094,294.06
  103    Colleyville Court                                                                ARD                           7,081,449.20
  104    Tlaquepaque Arts & Crafts Village                                                ARD                           7,055,984.78
  105    Innsbrook Shoppes                                                                Balloon                       7,000,000.00
  106    Glen Harbor Plaza                                                                Balloon                       6,990,558.40
  107    Hulen Fashion Center                                                             ARD                           6,968,150.86
  108    Decatur Crossing Shopping Center                                                 Balloon                       6,943,380.22
  109    Montgomery Street                                                                Fully Amortizing              6,900,000.00
  110    City Place                                                                       Balloon                       6,892,159.81
  111    Sunscape West Apartments                                                         ARD                           6,839,980.49
  112    Orangebrook Manor Apartments                                                     Balloon                       6,838,693.78
  113    Trinity Place Apartments                                                         Balloon                       6,794,491.45
  114    Le Med Apartments                                                                ARD                           6,744,467.08
  115    Pleasant Hills Villas                                                            Balloon                       6,732,378.75
  116    Westminster Plaza                                                                Balloon                       6,690,963.03
  117    Legacy Apartments                                                                Balloon                       6,683,917.14
  118    Valley Breeze Apartments                                                         Balloon                       6,671,562.47
  119    City Center Building                                                             ARD                           6,656,983.36
  120    Dublin Mall                                                                      Balloon                       6,594,695.89
  121    Fountain Court                                                                   Balloon                       6,592,324.44
  122    New Market Mall                                                                  ARD                           6,584,429.79
  123    Highgate Apartments                                                              Balloon                       6,583,249.29
  124    Playa Blanca Apartments                                                          ARD                           6,582,428.06
  125    Minges Brook Mall                                                                ARD                           6,574,953.93
  126    The Addison                                                                      Balloon                       6,555,555.55
  127    Carolina Apartments                                                              Fully Amortizing              6,547,029.36
  128    Holiday Inn Lynchburg                                                            Balloon                       6,493,025.24
  129    PalmTree Plaza                                                                   Fully Amortizing              6,474,751.79
  130    Victoria Apartments                                                              Balloon                       6,458,862.87
  131    Pelham at Hyland Business Center                                                 ARD                           6,402,356.16
  132    Franklin Plaza                                                                   Balloon                       6,395,007.39
  133    Cumberland Green                                                                 Balloon                       6,381,293.31
  134    Spring Center                                                                    Balloon                       6,350,417.94
  135    Rose Hill I                                                                      Balloon                       6,322,891.20
  136    Officemax and Best Buy                                                           Balloon                       6,320,000.00
  137    Two Executive Boulevard                                                          Balloon                       6,295,095.15
  138    Green Grove                                                                      Balloon                       6,294,961.98
  139    Constantine Village                                                              Fully Amortizing              6,276,579.44
  141    Shoppes of Olney                                                                 Balloon                       6,244,629.40

                                                                                   Balloon/
Control                                                           Monthly          ARD
  No.    Property Name                                            P&I ($)          Balance             ARD          Maturity
====================================================================================================================================
   69    Best Western Greenfield Inn                                67,761.23       5,982,702                         2/1/13
   70    Hampton Inn Pensacola Beach                                65,731.55       7,415,934                         5/1/08
   71    Plaza LaFayette                                            62,537.63       7,561,277                         4/1/11
   72    The Broun Portfolio Consolidation                          62,318.96       8,096,742                         3/1/08
   73    North Willow Commons Shopping Center                       61,469.42       7,059,774         2/1/13          2/1/28
   74    International Club Apartments                              61,826.94       8,047,686                         3/1/08
   75    Village Green Apartments                                   63,824.51       8,119,184                         1/1/08
   76    Liberty Gardens                                            61,182.74       7,993,399                         3/1/08
   77    Park Forest                                                60,361.55       6,682,287                         1/1/13
   78    Kings Harbor Multicare Center                              74,664.64         365,560                         2/1/18
   80    Briarcliffe Lakeside Apartments                            57,956.81       7,650,822         2/1/08          2/1/28
   81    Daytona Beach Hilton Oceanfront Resort                     59,886.06       6,689,586         2/29/08         2/28/23
   82    Valley Manor                                               55,938.46       6,341,962                         1/1/13
   83    North Oaks Plaza                                           56,220.97       5,116,516         4/1/18          4/1/28
   84    The Morrison Building                                      58,286.68       6,404,801                        12/1/07
   85    Sandstone Apartments                                       59,357.40       7,376,937         7/1/07          7/1/27
   86    Innsbrook Village                                          53,743.19       6,960,150                         1/1/08
   87    1616 Walnut Street                                         54,165.35       6,880,415                         4/1/08
   88    Century Village Apartments                                 52,729.16       6,828,828                         1/1/08
   89    Hampton Inn (Louisville)                                   57,641.31       6,331,846                         2/1/08
   90    Hampton Inn & Suites - Pineville                           59,557.21       6,403,372                         1/1/08
   91    La Villita Apartments                                      53,771.69       6,863,780                        11/1/07
   92    White Marlin Mall, Phase I                                 52,816.11       6,803,099                         4/1/08
   93    Claremont Retirement Village                               51,587.90       6,665,513                         3/1/08
   94    Brookside West Apartments                                  50,562.99       6,625,083                         2/1/08
   95    Harris Boulevard I                                         57,817.15         252,508                         5/1/18
   96    Scott Mountain by the Brook                                51,438.18       6,525,409                         1/1/08
   97    Classic Portfolio (Roll-up)                                49,645.50       6,347,918         2/1/08          2/1/28
   98    Oak Hills Medical Plaza                                    48,921.50       6,310,886         2/1/08          2/1/28
   99    North Point - Springhouse Phase I                          48,945.88       6,209,383                        12/1/07
  100    Kensington Club Apartments                                 48,146.75       6,252,451                         2/1/08
  101    Village Green Office Park                                  51,601.86       6,349,079                        11/1/07
  102    West Georgia Commons                                       47,714.27       6,209,802                         4/1/08
  103    Colleyville Court                                          47,857.98       6,210,345         2/1/08          2/1/28
  104    Tlaquepaque Arts & Crafts Village                          49,447.89       6,245,703         3/1/08          3/1/28
  105    Innsbrook Shoppes                                          48,228.05       5,443,635                         5/1/13
  106    Glen Harbor Plaza                                          47,942.40       6,568,393                         3/1/04
  107    Hulen Fashion Center                                       51,619.17       5,094,442         2/1/09          2/1/21
  108    Decatur Crossing Shopping Center                           47,643.31       6,123,216                        11/1/07
  109    Montgomery Street                                          46,184.25         656,458                         5/1/28
  110    City Place                                                 51,080.19       5,609,345                         4/1/08
  111    Sunscape West Apartments                                   45,389.35       5,969,833         3/1/08          3/1/28
  112    Orangebrook Manor Apartments                               45,798.00       5,982,969                         3/1/08
  113    Trinity Place Apartments                                   45,514.91       5,843,452                         4/1/08
  114    Le Med Apartments                                          44,907.92       5,888,113         4/1/08          4/1/28
  115    Pleasant Hills Villas                                      45,521.57       5,904,970                         2/1/08
  116    Westminster Plaza                                          45,887.73       5,889,897                         3/1/08
  117    Legacy Apartments                                          47,431.40       5,934,760                         2/1/08
  118    Valley Breeze Apartments                                   47,173.54       5,927,801                        11/1/07
  119    City Center Building                                       44,140.29       5,809,505         2/1/08          2/1/28
  120    Dublin Mall                                                44,354.11       5,772,492                         4/1/08
  121    Fountain Court                                             48,238.06       5,342,060                         4/1/08
  122    New Market Mall                                            44,978.88       6,228,358         2/1/03          2/1/28
  123    Highgate Apartments                                        45,247.68       5,798,365                         2/1/08
  124    Playa Blanca Apartments                                    43,998.65       5,756,396         2/1/08          2/1/28
  125    Minges Brook Mall                                          45,922.40       3,877,239        12/1/17         12/1/27
  126    The Addison                                                48,773.42       5,359,003                        11/1/07
  127    Carolina Apartments                                        45,320.04         655,651                         4/1/28
  128    Holiday Inn Lynchburg                                      49,631.01       5,339,898                         4/1/08
  129    PalmTree Plaza                                             46,231.31         347,013                         2/1/23
  130    Victoria Apartments                                        43,421.03       5,660,160                         1/1/08
  131    Pelham at Hyland Business Center                           43,986.27       5,649,365         2/1/08          2/1/28
  132    Franklin Plaza                                             43,659.28       3,992,899                         4/1/18
  133    Cumberland Green                                           45,298.80       5,669,732                         1/1/08
  134    Spring Center                                              42,885.03       4,901,207                        12/1/12
  135    Rose Hill I                                                42,773.51       5,463,740                         3/1/08
  136    Officemax and Best Buy                                     42,429.81       5,526,794                         5/1/08
  137    Two Executive Boulevard                                    43,019.85       5,533,122                         4/1/08
  138    Green Grove                                                42,444.27       4,848,844                         4/1/13
  139    Constantine Village                                        43,105.37         596,147                        12/1/27
  141    Shoppes of Olney                                           40,578.93       4,562,683                         4/1/14

                                                                         Original                    Remaining Term       Remaining
Control                                                        Gross   Amortization     Seasoning  to ARD or Maturity      Lockout
  No.    Property Name                                        Rate (%) Term (months)    (months)        (months)            Months
===================================================================================================================================
   69    Best Western Greenfield Inn                           7.3400      300             3              177                 45
   70    Hampton Inn Pensacola Beach                           7.0600      300             0              120                 48
   71    Plaza LaFayette                                       7.1600      360             1              155                 47
   72    The Broun Portfolio Consolidation                     7.1250      360             2              118                 58
   73    North Willow Commons Shopping Center                  7.0100      360             3              177                 81
   74    International Club Apartments                         7.1000      360             2              118                 46
   75    Village Green Apartments                              7.4200      360             3              116                 33
   76    Liberty Gardens                                       7.0500      360             2              118                 70
   77    Park Forest                                           7.0800      360             4              176                 20
   78    Kings Harbor Multicare Center                         7.8900      240             3              237                 24
   80    Briarcliffe Lakeside Apartments                       6.9000      360             3              117                 45
   81    Daytona Beach Hilton Oceanfront Resort                7.2300      300             2              118                 46
   82    Valley Manor                                          7.2500      360             4              176                  8
   83    North Oaks Plaza                                      7.4250      360             1              239                 119
   84    The Morrison Building                                 7.2000      300             5              115                 43
   85    Sandstone Apartments                                  8.1400      360            10              110                 14
   86    Innsbrook Village                                     7.1590      360             4              116                 44
   87    1616 Walnut Street                                    7.4300      360             1              119                 47
   88    Century Village Apartments                            7.1590      360             4              116                 44
   89    Hampton Inn (Louisville)                              7.5000      300             3              117                 45
   90    Hampton Inn & Suites - Pineville                      7.8750      300             4              116                 44
   91    La Villita Apartments                                 7.3560      360             6              114                 42
   92    White Marlin Mall, Phase I                            7.2400      360             1              119                 47
   93    Claremont Retirement Village                          7.2000      360             2              118                 46
   94    Brookside West Apartments                             7.0000      360             3              117                  9
   95    Harris Boulevard I                                    7.1000      240             0              240                 108
   96    Scott Mountain by the Brook                           7.4400      360             4              116                 20
   97    Classic Portfolio (Roll-up)                           7.3300      360             3              117                 57
   98    Oak Hills Medical Plaza                               7.2100      360             3              117                 45
   99    North Point - Springhouse Phase I                     7.2150      360             5              115                 43
  100    Kensington Club Apartments                            7.1200      360             3              117                 31
  101    Village Green Office Park                             7.8630      360             6              114                 42
  102    West Georgia Commons                                  7.1000      360             1              119                 47
  103    Colleyville Court                                     7.1300      360             3              117                 45
  104    Tlaquepaque Arts & Crafts Village                     7.5100      360             2              118                 46
  105    Innsbrook Shoppes                                     7.3500      360             0              180                 60
  106    Glen Harbor Plaza                                     7.2900      360             2               70                 46
  107    Hulen Fashion Center                                  7.1200      276             3              129                 45
  108    Decatur Crossing Shopping Center                      7.2630      360             6              114                 42
  109    Montgomery Street                                     7.0600      360             0              360                 48
  110    City Place                                            7.5200      300             1              119                 47
  111    Sunscape West Apartments                              6.9600      360             2              118                 46
  112    Orangebrook Manor Apartments                          7.0510      360             2              118                 46
  113    Trinity Place Apartments                              7.0600      360             1              119                 24
  114    Le Med Apartments                                     7.0000      360             1              119                 47
  115    Pleasant Hills Villas                                 7.1350      360             3              117                 45
  116    Westminster Plaza                                     7.2900      360             2              118                 46
  117    Legacy Apartments                                     7.6270      360             3              117                 45
  118    Valley Breeze Apartments                              7.5710      360             6              114                 42
  119    City Center Building                                  6.9400      360             3              117                 81
  120    Dublin Mall                                           7.1000      360             1              119                 47
  121    Fountain Court                                        7.3750      300             1              119                 23
  122    New Market Mall                                       7.2400      360             3               57                  0
  123    Highgate Apartments                                   7.3000      360             3              117                 45
  124    Playa Blanca Apartments                               7.0200      360             3              117                 21
  125    Minges Brook Mall                                     7.4500      360             5              235                 43
  126    The Addison                                           7.5000      300             6              114                 42
  127    Carolina Apartments                                   7.3900      360             1              359                 47
  128    Holiday Inn Lynchburg                                 7.8750      300             1              119                 47
  129    PalmTree Plaza                                        7.0700      300             3              297                 81
  130    Victoria Apartments                                   7.0710      360             4              116                 44
  131    Pelham at Hyland Business Center                      7.3000      360             3              117                 45
  132    Franklin Plaza                                        7.2500      360             1              239                 47
  133    Cumberland Green                                      7.6250      360             4              116                 44
  134    Spring Center                                         7.1100      360             5              175                 79
  135    Rose Hill I                                           7.1500      360             2              118                 24
  136    Officemax and Best Buy                                7.0900      360             0              120                 48
  137    Two Executive Boulevard                               7.2600      360             1              119                 47
  138    Green Grove                                           7.1250      360             1              179                 11
  139    Constantine Village                                   7.2800      360             5              355                 43
  141    Shoppes of Olney                                      6.7600      360             1              191                 59

                                                                                                        LTV at
Control                                                                             Cut-off Date        ARD or
  No.    Property Name                                             DSCR (x)           LTV (%)        Maturity (%)
====================================================================================================================
   69    Best Western Greenfield Inn                                1.40               64.3             41.6
   70    Hampton Inn Pensacola Beach                                2.20               60.9             48.8
   71    Plaza LaFayette                                            1.26               73.9             60.5
   72    The Broun Portfolio Consolidation                          1.50               79.5             69.7
   73    North Willow Commons Shopping Center                       1.32               78.7             60.3
   74    International Club Apartments                              1.31               79.9             70.0
   75    Village Green Apartments                                   1.22               78.3             69.3
   76    Liberty Gardens                                            1.33               79.8             69.8
   77    Park Forest                                                1.41               70.4             52.4
   78    Kings Harbor Multicare Center                              2.33               20.8             0.9
   80    Briarcliffe Lakeside Apartments                            1.25               79.8             69.6
   81    Daytona Beach Hilton Oceanfront Resort                     1.48               59.2             47.8
   82    Valley Manor                                               1.25               79.4             61.6
   83    North Oaks Plaza                                           1.30               74.9             47.4
   84    The Morrison Building                                      1.68               64.9             51.7
   85    Sandstone Apartments                                       1.19               79.8             73.8
   86    Innsbrook Village                                          1.53               74.8             65.7
   87    1616 Walnut Street                                         1.42               71.5             63.1
   88    Century Village Apartments                                 1.39               74.8             65.7
   89    Hampton Inn (Louisville)                                   1.49               74.7             60.9
   90    Hampton Inn & Suites - Pineville                           1.38               74.5             61.4
   91    La Villita Apartments                                      1.33               79.2             70.0
   92    White Marlin Mall, Phase I                                 1.35               71.7             63.0
   93    Claremont Retirement Village                               1.64               69.0             60.6
   94    Brookside West Apartments                                  1.30               75.8             66.3
   95    Harris Boulevard I                                         1.26               71.7             2.5
   96    Scott Mountain by the Brook                                1.25               78.5             69.4
   97    Classic Portfolio (Roll-up)                                1.34               72.0             63.5
   98    Oak Hills Medical Plaza                                    1.34               68.4             60.1
   99    North Point - Springhouse Phase I                          1.29               79.7             69.0
  100    Kensington Club Apartments                                 1.26               77.9             68.3
  101    Village Green Office Park                                  1.46               74.7             66.8
  102    West Georgia Commons                                       1.32               68.5             60.0
  103    Colleyville Court                                          1.29               74.8             65.6
  104    Tlaquepaque Arts & Crafts Village                          1.25               73.5             65.1
  105    Innsbrook Shoppes                                          1.35               74.9             58.2
  106    Glen Harbor Plaza                                          1.32               69.9             65.7
  107    Hulen Fashion Center                                       1.28               72.6             53.1
  108    Decatur Crossing Shopping Center                           1.44               73.9             65.1
  109    Montgomery Street                                          1.26               49.3             4.7
  110    City Place                                                 1.50               62.7             51.0
  111    Sunscape West Apartments                                   1.30               72.0             62.8
  112    Orangebrook Manor Apartments                               1.40               72.1             63.1
  113    Trinity Place Apartments                                   1.33               80.9             69.6
  114    Le Med Apartments                                          1.27               78.9             68.9
  115    Pleasant Hills Villas                                      1.31               77.4             67.9
  116    Westminster Plaza                                          1.36               73.5             64.7
  117    Legacy Apartments                                          1.34               74.0             65.7
  118    Valley Breeze Apartments                                   1.20               76.5             67.9
  119    City Center Building                                       1.47               73.2             63.8
  120    Dublin Mall                                                1.30               71.7             62.7
  121    Fountain Court                                             1.27               74.9             60.7
  122    New Market Mall                                            1.21               74.8             70.8
  123    Highgate Apartments                                        1.37               79.3             69.9
  124    Playa Blanca Apartments                                    1.32               79.1             69.2
  125    Minges Brook Mall                                          1.30               78.5             46.3
  126    The Addison                                                1.25               76.5             62.5
  127    Carolina Apartments                                        1.26               77.9             7.8
  128    Holiday Inn Lynchburg                                      1.50               58.5             48.1
  129    PalmTree Plaza                                             1.39               71.9             3.9
  130    Victoria Apartments                                        1.57               79.7             69.9
  131    Pelham at Hyland Business Center                           1.28               74.0             65.3
  132    Franklin Plaza                                             1.25               79.9             49.9
  133    Cumberland Green                                           1.30               70.9             63.0
  134    Spring Center                                              1.41               74.7             57.7
  135    Rose Hill I                                                1.26               74.4             64.3
  136    Officemax and Best Buy                                     1.34               79.0             69.1
  137    Two Executive Boulevard                                    1.32               74.9             65.9
  138    Green Grove                                                1.22               79.7             61.4
  139    Constantine Village                                        1.68               67.9             6.4
  141    Shoppes of Olney                                           1.45               68.6             50.1

                                                          Original         Remaining
Control                                                 Interest-Only    Interest-Only    Amortization                  Cut-off Date
  No.    Property Name                                 Period (months)  Period (months)   Type                          Balance ($)
====================================================================================================================================
  142    United HealthCare Office Bldg                       60                56         Balloon                       6,200,000.00
  143    Linden Court Apartments                                                          ARD                           6,190,931.25
  144    Serra Commons Apartments                                                         Balloon                       6,177,199.24
  145    A & P Grocery Store                                                              Fully Amortizing              6,163,226.67
  146    540 Atlantic Avenue                                                              Balloon                       6,123,872.54
  147    Maple Leaf Plaza                                                                 Balloon                       6,077,175.58
  148    Holiday Inn City Center                                                          Balloon                       6,073,664.24
  149    53, 53-West, and 102 Commerce Center                                             Balloon                       5,993,027.80
  150    K & K Warehousing - 701 Fourth Avenue                                            Balloon                       5,989,329.78
  151    Emerald Apartments                                                               ARD                           5,984,430.12
  152    MacArthur Plaza I & II                                                           Balloon                       5,983,970.74
  153    Mount Vernon                                                                     Balloon                       5,982,462.46
  154    Evergreen Plaza                                                                  Balloon                       5,982,208.81
  155    21 DuPont Circle                                                                 Balloon                       5,795,439.34
  156    1-3 Parklands Drive (Parkland Office Park)                                       Balloon                       5,792,389.77
  157    Payne Ranch Centre                                                               ARD                           5,785,128.07
  158    Leonardine Gardens                                                               Fully Amortizing              5,784,398.59
  159    Kroger La Grange                                                                 Balloon                       5,774,542.54
  160    Park Encino Apartments                                                           Balloon                       5,727,244.22
  161    Wickes Shopping Center                                                           Balloon                       5,707,136.81
  162    Ashby Square West Shopping Center                                                ARD                           5,685,607.37
  163    Hampton Inn Detroit Metro Airport                                                Balloon                       5,678,693.80
  164    Commerce Park of Palm Beach County                                               ARD                           5,585,217.47
  165    Forest Glen Apartments                                                           Balloon                       5,575,834.45
  166    Home - Springhouse Phase II                                                      Balloon                       5,502,009.30
  167    Southside Comfort Inn                                                            Balloon                       5,493,855.16
  168    Mill Park Apartments                                23                13         ARD                           5,486,000.00
  169    Warehouse Specialists - Enterprise Park 3.5, 4, 5                                Fully Amortizing              5,467,635.82
  170    Grand Central Station Shopping Center                                            Balloon                       5,394,496.51
  171    Ramada Inn Newburgh                                                              Balloon                       5,394,205.59
  172    73 Spring Street Limited Partnership                                             ARD                           5,382,520.27
  173    Beacon Mill Village                                                              Fully Amortizing              5,377,345.73
  174    Club at Woodland Pond                                                            Balloon                       5,355,892.91
  175    La Maison                                                                        Balloon                       5,355,527.84
  176    Connecticut Avenue Days Inn                                                      Balloon                       5,350,000.00
  177    Dill Creek Commons Shopping Center                                               Fully Amortizing              5,349,731.63
  178    Whole Foods Market                                                               Balloon                       5,331,911.30
  179    One Sentry Parkway                                                               ARD                           5,292,378.31
  180    Hampton Inn - Matthews                                                           Balloon                       5,277,025.94
  181    Cambridge House                                                                  Fully Amortizing              5,271,218.92
  182    Alta Vista Gardens Apartments                                                    Balloon                       5,246,083.97
  183    Kato Road                                                                        Balloon                       5,183,443.80
  184    Hearthside                                                                       Balloon                       5,120,000.00
  185    Hampton Inn - Concord                                                            Balloon                       5,077,892.90
  186    Reddmans Pier Apartments                                                         Balloon                       5,019,965.16
  187    Budgetel Inn                                                                     Balloon                       4,994,436.22
  188    Hillside Village Center                                                          Balloon                       4,993,729.36
  189    Kroger Huntsville                                                                Balloon                       4,987,105.52
  191    Thrifty's (Roll-Up)                                                              Balloon                       4,936,933.47
  192    Kelly House                                                                      Balloon                       4,907,580.45
  193    Tiffany Corner Shopping Center                                                   Balloon                       4,904,313.30
  194    Timbers of Pine Hollow Apartments                                                Balloon                       4,896,093.16
  195    Hampton Inn - Gatlinburg, TN                                                     Balloon                       4,865,111.39
  197    Agoura Hills Town Center                                                         Balloon                       4,850,614.46
  198    Foxhill Apartments                                                               Balloon                       4,787,972.59
  200    Southpoint Shopping Center                                                       ARD                           4,735,219.11
  201    Provincial Towers Apartments                                                     ARD                           4,662,868.47
  202    Royal Palms Mobile Home/RV Park                                                  Balloon                       4,600,000.00
  203    K&K Warehousing - 3100 Woleske Rd                                                Balloon                       4,591,819.50
  204    Park Plaza - Salem                                                               Balloon                       4,588,483.58
  205    Fairesta Apartments                                                              Balloon                       4,587,970.90
  206    Villa Park I                                                                     Balloon                       4,573,974.74
  207    Cody's Books                                                                     Balloon                       4,493,754.73
  208    Village Faire Shoppes                                                            ARD                           4,489,166.80
  209    South Trust Building                                                             Balloon                       4,488,810.52
  210    South Ridge Apartments                                                           ARD                           4,485,830.01
  211    Fairfield Inn Shreveport                                                         Balloon                       4,483,464.26
  212    Santa Ana Plaza                                                                  Balloon                       4,482,358.10
  213    Oxford Point                                                                     Balloon                       4,479,383.97
  214    Minges Creek Plaza                                                               Balloon                       4,445,732.34
  215    TransFlorida Bank Plaza                                                          Balloon                       4,393,961.09

                                                                                   Balloon/
Control                                                           Monthly          ARD
  No.    Property Name                                            P&I ($)          Balance             ARD          Maturity
====================================================================================================================================
  142    United HealthCare Office Bldg                             45,013.94       5,590,719                         1/1/09
  143    Linden Court Apartments                                   41,082.33       5,403,353         3/1/08          3/1/28
  144    Serra Commons Apartments                                  42,631.87       5,452,872                        12/1/07
  145    A & P Grocery Store                                       45,600.94               -                        10/1/22
  146    540 Atlantic Avenue                                       47,466.70       5,067,055                         1/1/08
  147    Maple Leaf Plaza                                          41,612.75       5,353,916                        12/1/07
  148    Holiday Inn City Center                                   46,677.41       5,433,709                         1/1/05
  149    53, 53-West, and 102 Commerce Center                      43,872.20       4,857,155                         4/1/08
  150    K & K Warehousing - 701 Fourth Avenue                     48,795.22       4,177,874                         4/1/08
  151    Emerald Apartments                                        40,605.51       4,622,411         2/1/13          2/1/28
  152    MacArthur Plaza I & II                                    39,918.15       5,230,328                         2/1/08
  153    Mount Vernon                                              42,467.63       5,315,373                         1/1/08
  154    Evergreen Plaza                                           42,170.84       5,305,881                         1/1/08
  155    21 DuPont Circle                                          39,408.99       5,087,393                         4/1/08
  156    1-3 Parklands Drive (Parkland Office Park)                40,158.03       5,113,120                         3/1/08
  157    Payne Ranch Centre                                        39,526.89       4,482,308         2/1/13          2/1/28
  158    Leonardine Gardens                                        38,431.86         475,415                         2/1/28
  159    Kroger La Grange                                          42,557.86       2,041,228                         1/1/18
  160    Park Encino Apartments                                    38,354.74       5,010,596                         3/1/08
  161    Wickes Shopping Center                                    38,831.45       5,013,593                         3/1/08
  162    Ashby Square West Shopping Center                         39,193.83       5,011,513         2/1/08          2/1/28
  163    Hampton Inn Detroit Metro Airport                         41,531.07       3,666,819                         2/1/13
  164    Commerce Park of Palm Beach County                        37,520.58       4,890,632         2/1/08          2/1/28
  165    Forest Glen Apartments                                    39,133.01       4,945,057                        11/1/07
  166    Home - Springhouse Phase II                               37,003.16       4,745,168                         1/1/08
  167    Southside Comfort Inn                                     41,092.76       3,596,484                         4/1/13
  168    Mill Park Apartments                                      40,791.02       5,069,507         7/1/07          7/1/27
  169    Warehouse Specialists - Enterprise Park 3.5, 4, 5         50,790.54         116,221                         3/1/13
  170    Grand Central Station Shopping Center                     38,358.39       4,596,799                         1/1/08
  171    Ramada Inn Newburgh                                       41,231.91       4,436,224                         4/1/08
  172    73 Spring Street Limited Partnership                      36,326.14       4,721,619         1/1/08          1/1/28
  173    Beacon Mill Village                                       38,220.86         576,573                        11/1/27
  174    Club at Woodland Pond                                     36,892.42       4,717,243                         4/1/08
  175    La Maison                                                 35,336.83       4,664,385                         4/1/08
  176    Connecticut Avenue Days Inn                               39,536.03       4,347,319                         5/1/08
  177    Dill Creek Commons Shopping Center                        42,764.71         187,047                         1/1/18
  178    Whole Foods Market                                        36,727.23       4,696,121                         4/1/08
  179    One Sentry Parkway                                        35,367.88       4,627,605         3/1/08          3/1/28
  180    Hampton Inn - Matthews                                    40,468.36       4,351,009                         1/1/08
  181    Cambridge House                                           43,919.90         214,352                         2/1/18
  182    Alta Vista Gardens Apartments                             35,532.44       4,606,149                         1/1/08
  183    Kato Road                                                 35,275.87       4,556,686                         1/1/08
  184    Hearthside                                                33,634.76       4,451,838                         5/1/08
  185    Hampton Inn - Concord                                     38,941.25       4,186,820                         1/1/08
  186    Reddmans Pier Apartments                                  34,262.12       4,346,569                        12/1/07
  187    Budgetel Inn                                              37,438.78       4,080,529                         4/1/08
  188    Hillside Village Center                                   35,020.64       3,988,066                         4/1/08
  189    Kroger Huntsville                                         36,799.57       1,739,088                         1/1/18
  191    Thrifty's (Roll-Up)                                       33,165.45       4,322,981                         2/1/08
  192    Kelly House                                               32,343.91       4,276,090                         2/1/08
  193    Tiffany Corner Shopping Center                            33,091.81       4,534,475                         2/1/05
  194    Timbers of Pine Hollow Apartments                         33,061.84       4,290,134                         4/1/08
  195    Hampton Inn - Gatlinburg, TN                              36,423.12       3,976,334                         3/1/08
  197    Agoura Hills Town Center                                  36,169.49       4,194,994                        11/1/07
  198    Foxhill Apartments                                        33,152.41       4,225,050                         2/1/08
  200    Southpoint Shopping Center                                32,596.91       4,394,255         1/1/05          1/1/28
  201    Provincial Towers Apartments                              31,638.46       3,601,628         2/1/13          2/1/28
  202    Royal Palms Mobile Home/RV Park                           31,598.81       4,046,809                         5/1/08
  203    K&K Warehousing - 3100 Woleske Rd                         37,409.67       3,203,036                         4/1/08
  204    Park Plaza - Salem                                        31,786.73       4,049,521                         2/1/08
  205    Fairesta Apartments                                       30,991.05       4,023,081                         2/1/08
  206    Villa Park I                                              34,368.49       2,879,514                        12/1/12
  207    Cody's Books                                              30,469.35       3,944,114                         3/1/08
  208    Village Faire Shoppes                                     31,804.30       3,534,566         2/1/13          2/1/28
  209    South Trust Building                                      31,218.51       3,965,496                         2/1/08
  210    South Ridge Apartments                                    30,697.93       3,948,991         1/1/08          1/1/28
  211    Fairfield Inn Shreveport                                  33,137.61       3,648,624                         2/1/08
  212    Santa Ana Plaza                                           30,965.66       3,955,412                         1/1/08
  213    Oxford Point                                              34,209.10       3,892,908                        11/1/07
  214    Minges Creek Plaza                                        32,043.08       3,759,839                         4/1/08
  215    TransFlorida Bank Plaza                                   29,926.28       3,860,988                         3/1/08

                                                                         Original                    Remaining Term       Remaining
Control                                                        Gross   Amortization     Seasoning  to ARD or Maturity      Lockout
  No.    Property Name                                        Rate (%) Term (months)    (months)        (months)            Months
===================================================================================================================================
  142    United HealthCare Office Bldg                         7.3000      300             4              128                 44
  143    Linden Court Apartments                               6.9600      360             2              118                 46
  144    Serra Commons Apartments                              7.3300      360             5              115                 43
  145    A & P Grocery Store                                   7.4200      298             5              293                 91
  146    540 Atlantic Avenue                                   8.0000      300             4              116                 44
  147    Maple Leaf Plaza                                      7.2500      360             5              115                 43
  148    Holiday Inn City Center                               7.9000      300             4               80                 25
  149    53, 53-West, and 102 Commerce Center                  7.3800      300             1              119                 47
  150    K & K Warehousing - 701 Fourth Avenue                 7.6250      240             1              119                 47
  151    Emerald Apartments                                    7.1700      360             3              177                 33
  152    MacArthur Plaza I & II                                7.0000      360             3              117                 45
  153    Mount Vernon                                          7.6250      360             4              116                 44
  154    Evergreen Plaza                                       7.5530      360             4              116                 44
  155    21 DuPont Circle                                      7.2100      360             1              119                 47
  156    1-3 Parklands Drive (Parkland Office Park)            7.4000      360             2              118                 46
  157    Payne Ranch Centre                                    7.2400      360             3              177                 81
  158    Leonardine Gardens                                    6.9600      360             3              357                 45
  159    Kroger La Grange                                      7.3750      296             3              236                 93
  160    Park Encino Apartments                                7.0510      360             2              118                 46
  161    Wickes Shopping Center                                7.2100      360             2              118                 46
  162    Ashby Square West Shopping Center                     7.3300      360             3              117                 45
  163    Hampton Inn Detroit Metro Airport                     7.3400      300             3              177                 45
  164    Commerce Park of Palm Beach County                    7.0700      360             3              117                 45
  165    Forest Glen Apartments                                7.4940      360             6              114                 42
  166    Home - Springhouse Phase II                           7.0750      360             4              116                 44
  167    Southside Comfort Inn                                 7.6250      300             1              179                 83
  168    Mill Park Apartments                                  8.1400      360            10              110                 14
  169    Warehouse Specialists - Enterprise Park 3.5, 4, 5     7.4375      180             2              178                 70
  170    Grand Central Station Shopping Center                 7.3750      330             4              116                 32
  171    Ramada Inn Newburgh                                   7.8750      300             1              119                 47
  172    73 Spring Street Limited Partnership                  7.1100      360             4              116                 44
  173    Beacon Mill Village                                   7.6250      360             6              354                 114
  174    Club at Woodland Pond                                 7.3400      360             1              119                 47
  175    La Maison                                             6.9100      360             1              119                 23
  176    Connecticut Avenue Days Inn                           7.5000      300             0              120                 48
  177    Dill Creek Commons Shopping Center                    7.3000      240             4              236                 116
  178    Whole Foods Market                                    7.3400      360             1              119                 47
  179    One Sentry Parkway                                    7.0300      360             2              118                 46
  180    Hampton Inn - Matthews                                7.8750      300             4              116                 44
  181    Cambridge House                                       7.8750      240             3              237                 81
  182    Alta Vista Gardens Apartments                         7.1460      360             4              116                 44
  183    Kato Road                                             7.1940      360             4              116                 44
  184    Hearthside                                            6.8750      360             0              120                 60
  185    Hampton Inn - Concord                                 7.8750      300             4              116                 44
  186    Reddmans Pier Apartments                              7.2150      360             5              115                 43
  187    Budgetel Inn                                          7.6500      300             1              119                 25
  188    Hillside Village Center                               6.9000      300             1              119                 47
  189    Kroger Huntsville                                     7.3750      295             3              236                 93
  191    Thrifty's (Roll-Up)                                   7.0700      360             3              117                  0
  192    Kelly House                                           6.8800      360             3              117                 45
  193    Tiffany Corner Shopping Center                        7.1161      357             0               81                 45
  194    Timbers of Pine Hollow Apartments                     7.1400      360             1              119                 35
  195    Hampton Inn - Gatlinburg, TN                          7.6250      300             2              118                 46
  197    Agoura Hills Town Center                              7.8750      330             6              114                 18
  198    Foxhill Apartments                                    7.3750      360             3              117                 45
  200    Southpoint Shopping Center                            7.3100      360             4               80                 44
  201    Provincial Towers Apartments                          7.1700      360             3              177                 25
  202    Royal Palms Mobile Home/RV Park                       7.3200      360             0              120                 48
  203    K&K Warehousing - 3100 Woleske Rd                     7.6250      240             1              119                 47
  204    Park Plaza - Salem                                    7.3800      360             3              117                 45
  205    Fairesta Apartments                                   7.1250      360             3              117                 45
  206    Villa Park I                                          7.6250      300             5              175                 55
  207    Cody's Books                                          7.1750      360             2              118                 46
  208    Village Faire Shoppes                                 7.6100      360             3              177                 81
  209    South Trust Building                                  7.4200      360             3              117                 45
  210    South Ridge Apartments                                7.2500      360             4              116                 44
  211    Fairfield Inn Shreveport                              7.4600      300             3              117                 45
  212    Santa Ana Plaza                                       7.3460      360             4              116                 44
  213    Oxford Point                                          8.1300      327             6              114                 42
  214    Minges Creek Plaza                                    7.4900      324             1              119                 47
  215    TransFlorida Bank Plaza                               7.2200      360             2              118                 46

                                                                                                        LTV at
Control                                                                             Cut-off Date        ARD or
  No.    Property Name                                             DSCR (x)           LTV (%)        Maturity (%)
====================================================================================================================
  142    United HealthCare Office Bldg                              1.54               50.0             45.1
  143    Linden Court Apartments                                    1.41               79.9             69.7
  144    Serra Commons Apartments                                   1.23               76.6             67.6
  145    A & P Grocery Store                                         NAP               NAP              0.0
  146    540 Atlantic Avenue                                        1.42               69.0             57.1
  147    Maple Leaf Plaza                                           1.30               76.0             66.9
  148    Holiday Inn City Center                                    1.64               47.1             42.1
  149    53, 53-West, and 102 Commerce Center                       1.38               74.9             60.7
  150    K & K Warehousing - 701 Fourth Avenue                      1.45               69.4             48.4
  151    Emerald Apartments                                         1.45               79.8             61.6
  152    MacArthur Plaza I & II                                     1.47               78.0             68.2
  153    Mount Vernon                                               1.52               63.0             56.0
  154    Evergreen Plaza                                            1.31               73.9             65.5
  155    21 DuPont Circle                                           1.31               72.4             63.6
  156    1-3 Parklands Drive (Parkland Office Park)                 1.40               72.4             63.9
  157    Payne Ranch Centre                                         1.58               60.3             46.7
  158    Leonardine Gardens                                         1.27               79.8             6.6
  159    Kroger La Grange                                            NAP               NAP              33.7
  160    Park Encino Apartments                                     1.34               74.3             65.0
  161    Wickes Shopping Center                                     1.52               73.6             64.7
  162    Ashby Square West Shopping Center                          1.36               77.9             68.7
  163    Hampton Inn Detroit Metro Airport                          1.44               64.5             41.7
  164    Commerce Park of Palm Beach County                         1.54               60.7             53.2
  165    Forest Glen Apartments                                     1.56               78.5             69.7
  166    Home - Springhouse Phase II                                1.36               79.7             68.8
  167    Southside Comfort Inn                                      1.54               74.2             48.6
  168    Mill Park Apartments                                       1.25               78.4             72.4
  169    Warehouse Specialists - Enterprise Park 3.5, 4, 5          1.27               63.6             1.4
  170    Grand Central Station Shopping Center                      1.26               74.4             63.4
  171    Ramada Inn Newburgh                                        1.40               69.6             57.2
  172    73 Spring Street Limited Partnership                       1.39               74.8             65.6
  173    Beacon Mill Village                                        1.50               71.7             7.7
  174    Club at Woodland Pond                                      1.30               79.9             70.4
  175    La Maison                                                  1.49               79.9             69.6
  176    Connecticut Avenue Days Inn                                1.51               70.9             57.6
  177    Dill Creek Commons Shopping Center                         1.29               74.4             2.6
  178    Whole Foods Market                                         1.25               79.9             70.4
  179    One Sentry Parkway                                         1.36               57.7             50.4
  180    Hampton Inn - Matthews                                     1.52               74.6             61.5
  181    Cambridge House                                            1.37               78.7             3.2
  182    Alta Vista Gardens Apartments                              1.31               74.9             65.8
  183    Kato Road                                                  1.62               64.8             57.0
  184    Hearthside                                                 1.31               80.0             69.6
  185    Hampton Inn - Concord                                      1.40               73.6             60.7
  186    Reddmans Pier Apartments                                   1.26               79.7             69.0
  187    Budgetel Inn                                               1.49               74.5             60.9
  188    Hillside Village Center                                    1.72               60.2             48.1
  189    Kroger Huntsville                                           NAP               NAP              32.8
  191    Thrifty's (Roll-Up)                                        1.35               73.1             64.0
  192    Kelly House                                                1.32               77.3             67.3
  193    Tiffany Corner Shopping Center                             1.31               74.7             69.1
  194    Timbers of Pine Hollow Apartments                          1.28               75.3             66.0
  195    Hampton Inn - Gatlinburg, TN                               1.44               74.9             61.2
  197    Agoura Hills Town Center                                   1.39               74.6             64.5
  198    Foxhill Apartments                                         1.29               73.7             65.0
  200    Southpoint Shopping Center                                 1.30               75.2             69.8
  201    Provincial Towers Apartments                               1.23               77.7             60.0
  202    Royal Palms Mobile Home/RV Park                            1.37               78.6             69.2
  203    K&K Warehousing - 3100 Woleske Rd                          1.44               76.4             53.3
  204    Park Plaza - Salem                                         1.26               78.4             69.2
  205    Fairesta Apartments                                        1.28               79.8             70.0
  206    Villa Park I                                               1.32               65.8             41.4
  207    Cody's Books                                               1.48               62.9             55.2
  208    Village Faire Shoppes                                      1.26               56.1             44.2
  209    South Trust Building                                       1.26               70.7             62.5
  210    South Ridge Apartments                                     1.25               73.5             64.7
  211    Fairfield Inn Shreveport                                   1.41               69.0             56.1
  212    Santa Ana Plaza                                            1.36               74.7             65.9
  213    Oxford Point                                               1.32               72.8             63.3
  214    Minges Creek Plaza                                         1.40               74.0             62.6
  215    TransFlorida Bank Plaza                                    1.49               72.0             63.3

                                                          Original         Remaining
Control                                                 Interest-Only    Interest-Only    Amortization                  Cut-off Date
  No.    Property Name                                 Period (months)  Period (months)   Type                          Balance ($)
====================================================================================================================================
  216    Chesapeake Square                                                                ARD                           4,393,749.31
  217    Orchard Plaza                                                                    Fully Amortizing              4,389,461.37
  218    Sunnyview                                                                        Balloon                       4,356,682.39
  219    Plaza Codorniz                                                                   Balloon                       4,246,854.08
  220    J.P. Morgan Building                                                             Balloon                       4,196,597.85
  221    Villa Creek Apartments                                                           Balloon                       4,196,581.00
  222    Seminary Place Shopping Center                                                   Fully Amortizing              4,191,649.51
  223    Vernon Gardens                                                                   Balloon                       4,188,585.76
  224    Kingston Apartments                                                              ARD                           4,180,514.34
  225    Glengary Shopping Center                                                         ARD                           4,174,404.10
  226    1696 and 1700 to 1712 Newport Boulevard                                          Balloon                       4,164,473.16
  227    Tarzana Tennis Club Apts.                                                        Balloon                       4,150,453.39
  228    Ramada Inn & Suites                                                              Balloon                       4,145,337.26
  229    L.A. Community College                                                           Fully Amortizing              4,121,706.60
  230    Walgreens Pharmacy (Chicago)                                                     Balloon                       4,119,422.58
  231    Karl Plaza Shopping Center                                                       ARD                           4,114,484.43
  232    Villa Serrano                                                                    ARD                           4,111,868.60
  233    Kendale Plaza Shopping Center                                                    Balloon                       4,094,344.90
  234    Sunrise Vista                                                                    Balloon                       4,093,770.79
  235    Best Buy (Little Rock)                                                           Fully Amortizing              4,092,586.34
  236    Alice Nettell Tower                                                              Fully Amortizing              4,085,108.18
  237    Seagate Facility                                                                 Balloon                       4,082,680.29
  238    Hunters Crossing                                                                 Balloon                       4,076,595.82
  239    54-57 South Street                                                               Balloon                       4,000,000.00
  240    Hansen Village Apartments                                                        Balloon                       3,996,904.34
  241    Oakwood Apartments                                                               ARD                           3,990,036.80
  242    Lake Loft Center                                                                 Balloon                       3,987,665.78
  243    5210 Maryland Way Office Building                                                ARD                           3,987,379.97
  244    Milestone                                                                        Fully Amortizing              3,956,704.30
  245    Fashion Village and East Colonial Shopping Centers                               Balloon                       3,932,520.25
  246    Arnold Industrial Park                                                           Balloon                       3,925,345.74
  247    Derby Ridge                                                                      Balloon                       3,888,336.27
  248    Ventana Row                                                                      Balloon                       3,881,505.61
  249    New Hampshire Apartments                                                         Balloon                       3,836,194.01
  250    Superstition Marketplace                            24                20         Balloon                       3,800,000.00
  251    Blue Grass Plaza                                                                 Balloon                       3,793,244.60
  252    Merrill Crossing Shopping Ctr.                                                   Balloon                       3,790,289.55
  253    River Creek Apartments                                                           Balloon                       3,788,034.64
  254    Village Green                                                                    Balloon                       3,787,735.69
  255    Spartan Square Shopping Center                                                   Fully Amortizing              3,785,732.36
  256    Winn Dixie Eustis                                                                Fully Amortizing              3,781,369.71
  257    Versailles of Rockford                                                           ARD                           3,750,108.50
  258    Lynnwood Manor Health Care Center                                                Balloon                       3,746,037.63
  259    Tri-County Square                                                                ARD                           3,688,584.07
  260    Bethesda Court Hotel                                                             Balloon                       3,636,395.34
  261    Winn Dixie Orangeburg                                                            Balloon                       3,614,562.16
  262    Roswell Mill Office Buildings                                                    ARD                           3,614,244.75
  263    Highland Tech Center                                                             ARD                           3,597,169.25
  264    Stor-All Properties                                                              ARD                           3,594,923.24
  265    Parole Office Park                                                               ARD                           3,594,810.39
  266    McEvers Corners                                                                  Fully Amortizing              3,591,540.48
  267    Windscape II Apartments                                                          Balloon                       3,591,189.64
  268    Courtyards Apartments                                                            Balloon                       3,591,078.89
  269    Miami Gardens Plaza                                                              Balloon                       3,591,048.41
  270    Village South                                                                    Balloon                       3,577,012.99
  271    Webtron Building                                                                 Balloon                       3,547,375.75
  272    Fairway Center                                                                   Balloon                       3,547,372.24
  273    Santa Fe Square                                                                  Balloon                       3,496,073.89
  274    Gomes Plaza                                                                      Balloon                       3,492,968.16
  275    Covington Square                                                                 Balloon                       3,477,096.43
  276    Best Buy (Sioux Falls)                                                           Balloon                       3,475,000.00
  277    Parkway Nursing Home                                                             Balloon                       3,446,354.62
  278    Grand Manor Nursing and Rehab Center                                             Balloon                       3,435,045.19
  279    Terrace View Apartments                                                          ARD                           3,431,073.27
  280    Hillsdale Manor                                                                  Balloon                       3,426,847.77
  281    Amerihost Inn- Players                                                           Fully Amortizing              3,419,679.83
  282    Walgreens (Las Vegas)                                                            Fully Amortizing              3,396,544.93
  283    Metro Plaza                                                                      Balloon                       3,394,966.40
  284    Fidelity Federal Bank Building                                                   Balloon                       3,392,923.73
  285    White Mountain Village                                                           ARD                           3,390,568.02
  286    Forestwood On the Creek Apts.                                                    Balloon                       3,389,912.30

                                                                                   Balloon/
Control                                                           Monthly          ARD
  No.    Property Name                                            P&I ($)          Balance             ARD          Maturity
====================================================================================================================================
  216    Chesapeake Square                                       29,510.09       3,846,867         3/1/08          3/1/28
  217    Orchard Plaza                                           31,690.20               -                         3/1/23
  218    Sunnyview                                               30,113.44       3,840,596                         4/1/08
  219    Plaza Codorniz                                          29,754.46       3,756,814                         4/1/08
  220    J.P. Morgan Building                                    28,112.15       3,669,538                         4/1/08
  221    Villa Creek Apartments                                  28,041.50       3,868,291                         4/1/05
  222    Seminary Place Shopping Center                          31,835.49         125,804                         4/1/18
  223    Vernon Gardens                                          27,661.21       3,196,427                         2/1/13
  224    Kingston Apartments                                     30,901.16       3,876,461         1/1/03          1/1/23
  225    Glengary Shopping Center                                28,713.70       3,677,433         3/1/08          3/1/28
  226    1696 and 1700 to 1712 Newport Boulevard                 28,758.54       3,672,401                         3/1/08
  227    Tarzana Tennis Club Apts.                               27,795.14       3,631,108                         3/1/08
  228    Ramada Inn & Suites                                     30,911.49       1,722,472                         4/1/18
  229    L.A. Community College                                  44,695.39               -                         8/1/09
  230    Walgreens Pharmacy (Chicago)                            30,785.00       1,209,626                         1/1/18
  231    Karl Plaza Shopping Center                              28,301.54       3,624,647         3/1/08          3/1/28
  232    Villa Serrano                                           29,639.51       3,668,040        12/1/07         12/1/27
  233    Kendale Plaza Shopping Center                           27,830.32       3,595,868                         3/1/08
  234    Sunrise Vista                                           26,734.40       3,558,015                         3/1/08
  235    Best Buy (Little Rock)                                  33,004.26         155,523                         4/1/18
  236    Alice Nettell Tower                                     29,397.77               -                         2/1/23
  237    Seagate Facility                                        28,929.34       3,629,445                        11/1/07
  238    Hunters Crossing                                        26,898.18       3,550,503                         4/1/08
  239    54-57 South Street                                      29,235.19       3,238,084                         5/1/08
  240    Hansen Village Apartments                               27,395.66       3,515,813                         4/1/08
  241    Oakwood Apartments                                      27,722.49       3,114,564         2/1/13          2/1/28
  242    Lake Loft Center                                        27,575.23       3,519,749                         1/1/08
  243    5210 Maryland Way Office Building                       27,259.93       3,451,628         1/1/08          1/1/28
  244    Milestone                                               29,374.90         248,378                         1/1/23
  245    Fashion Village and East Colonial Shopping Centers      28,736.26       3,524,478                        10/1/07
  246    Arnold Industrial Park                                  28,796.66       3,186,429                         2/1/08
  247    Derby Ridge                                             27,296.08       3,445,120                         1/1/08
  248    Ventana Row                                             28,345.44       3,435,073                         1/1/05
  249    New Hampshire Apartments                                26,777.54       3,396,051                        12/1/07
  250    Superstition Marketplace                                26,453.96       2,977,919                         2/1/13
  251    Blue Grass Plaza                                        26,226.90       3,203,336                         3/1/08
  252    Merrill Crossing Shopping Ctr.                          25,948.48       3,335,034                         2/1/08
  253    River Creek Apartments                                  25,922.70       3,279,793                         1/1/08
  254    Village Green                                           25,601.30       3,323,922                         1/1/08
  255    Spartan Square Shopping Center                          29,006.90         118,616                         3/1/18
  256    Winn Dixie Eustis                                       29,851.29               -                         9/1/17
  257    Versailles of Rockford                                  25,243.05       3,285,430         2/1/08          2/1/28
  258    Lynnwood Manor Health Care Center                       28,868.62       3,089,220                         4/1/08
  259    Tri-County Square                                       25,499.53       3,255,519         1/1/08          1/1/28
  260    Bethesda Court Hotel                                    26,641.67       2,950,561                         2/1/08
  261    Winn Dixie Orangeburg                                   26,554.05       1,324,996                         5/1/17
  262    Roswell Mill Office Buildings                           25,470.75       3,205,398         1/1/08          1/1/28
  263    Highland Tech Center                                    24,460.75       2,239,627         4/1/18          4/1/28
  264    Stor-All Properties                                     24,217.43       3,149,923         3/1/08          3/1/28
  265    Parole Office Park                                      23,999.26       3,142,446         3/1/08          3/1/28
  266    McEvers Corners                                         26,206.88               -                         3/1/23
  267    Windscape II Apartments                                 24,081.59       3,093,159                         2/1/08
  268    Courtyards Apartments                                   25,023.98       3,173,997                         2/1/08
  269    Miami Gardens Plaza                                     24,974.81       3,172,397                         2/1/08
  270    Village South                                           23,601.84       3,115,391                         4/1/08
  271    Webtron Building                                        24,870.75       3,138,597                         4/1/08
  272    Fairway Center                                          24,853.72       3,138,046                         4/1/08
  273    Santa Fe Square                                         26,092.78       3,100,869                         4/1/05
  274    Gomes Plaza                                             26,264.41       2,859,047                         3/1/08
  275    Covington Square                                        22,942.57       3,028,369                         4/1/08
  276    Best Buy (Sioux Falls)                                  24,131.36       3,065,706                         5/1/08
  277    Parkway Nursing Home                                    26,559.13       2,842,082                         4/1/08
  278    Grand Manor Nursing and Rehab Center                    26,342.61       2,282,705                         1/1/13
  279    Terrace View Apartments                                 23,280.49       2,650,183         2/1/13          2/1/28
  280    Hillsdale Manor                                         23,339.63       2,962,054                         2/1/08
  281    Amerihost Inn- Players                                  28,057.25         133,657                        12/1/17
  282    Walgreens (Las Vegas)                                   27,051.35               -                        11/1/17
  283    Metro Plaza                                             22,415.15       2,592,085                         3/1/13
  284    Fidelity Federal Bank Building                          25,103.59       2,762,055                         3/1/08
  285    White Mountain Village                                  22,120.18       2,946,491         2/1/08          2/1/28
  286    Forestwood On the Creek Apts.                           23,889.81       3,006,441                         1/1/08

                                                                         Original                    Remaining Term       Remaining
Control                                                        Gross   Amortization     Seasoning  to ARD or Maturity      Lockout
  No.    Property Name                                        Rate (%) Term (months)    (months)        (months)            Months
===================================================================================================================================
  216    Chesapeake Square                                     7.0800      360             2              118                 46
  217    Orchard Plaza                                         7.2100      300             2              298                 118
  218    Sunnyview                                             7.3750      360             1              119                 47
  219    Plaza Codorniz                                        7.5130      360             1              119                 59
  220    J.P. Morgan Building                                  7.0600      360             1              119                 47
  221    Villa Creek Apartments                                7.0350      360             1               83                 35
  222    Seminary Place Shopping Center                        6.7100      240             1              239                 59
  223    Vernon Gardens                                        6.9000      360             3              177                 33
  224    Kingston Apartments                                   7.4500      300             4               56                 32
  225    Glengary Shopping Center                              7.3200      360             2              118                 46
  226    1696 and 1700 to 1712 Newport Boulevard               7.3600      360             2              118                 46
  227    Tarzana Tennis Club Apts.                             7.0510      360             2              118                 46
  228    Ramada Inn & Suites                                   7.5900      300             1              239                 47
  229    L.A. Community College                                7.2280      139             4              135                 44
  230    Walgreens Pharmacy (Chicago)                          7.3600      286             4              236                 92
  231    Karl Plaza Shopping Center                            7.3200      360             2              118                 46
  232    Villa Serrano                                         7.7768      355             0              115                 43
  233    Kendale Plaza Shopping Center                         7.2000      360             2              118                 46
  234    Sunrise Vista                                         6.8020      360             2              118                 58
  235    Best Buy (Little Rock)                                7.4900      240             1              239                 119
  236    Alice Nettell Tower                                   7.1600      300             3              297                 117
  237    Seagate Facility                                      7.5930      360             6              114                 30
  238    Hunters Crossing                                      6.9100      360             1              119                 23
  239    54-57 South Street                                    7.3750      300             0              120                 48
  240    Hansen Village Apartments                             7.2900      360             1              119                 35
  241    Oakwood Apartments                                    7.4100      360             3              177                 45
  242    Lake Loft Center                                      7.3560      360             4              116                 44
  243    5210 Maryland Way Office Building                     7.2400      360             4              116                 44
  244    Milestone                                             7.5000      300             4              296                 56
  245    Fashion Village and East Colonial Shopping Centers    7.9100      360             7              113                 29
  246    Arnold Industrial Park                                7.3750      300             3              117                 45
  247    Derby Ridge                                           7.5100      360             4              116                 56
  248    Ventana Row                                           7.3120      300             4               80                 32
  249    New Hampshire Apartments                              7.4460      360             5              115                 43
  250    Superstition Marketplace                              7.2500      336             4              177                 56
  251    Blue Grass Plaza                                      7.1000      330             2              118                 58
  252    Merrill Crossing Shopping Ctr.                        7.2600      360             3              117                 45
  253    River Creek Apartments                                7.2500      360             4              116                 44
  254    Village Green                                         7.1250      360             4              116                 44
  255    Spartan Square Shopping Center                        6.8000      240             2              238                 58
  256    Winn Dixie Eustis                                     7.0300      236             4              232                 92
  257    Versailles of Rockford                                7.0900      360             3              117                 45
  258    Lynnwood Manor Health Care Center                     7.9700      300             1              119                 59
  259    Tri-County Square                                     7.3530      360             4              116                 44
  260    Bethesda Court Hotel                                  7.3600      300             3              117                 61
  261    Winn Dixie Orangeburg                                 7.2600      294             6              228                 90
  262    Roswell Mill Office Buildings                         7.5500      360             4              116                 44
  263    Highland Tech Center                                  7.2100      360             1              239                 119
  264    Stor-All Properties                                   7.1100      360             2              118                 46
  265    Parole Office Park                                    7.0200      360             2              118                 46
  266    McEvers Corners                                       7.3300      300             2              298                 142
  267    Windscape II Apartments                               7.0540      360             3              117                 45
  268    Courtyards Apartments                                 7.4400      360             3              117                 33
  269    Miami Gardens Plaza                                   7.4200      360             3              117                 45
  270    Village South                                         6.9100      360             1              119                 23
  271    Webtron Building                                      7.5200      360             1              119                 47
  272    Fairway Center                                        7.5130      360             1              119                 59
  273    Santa Fe Square                                       7.6000      300             1               83                 23
  274    Gomes Plaza                                           7.6750      300             2              118                 46
  275    Covington Square                                      6.9100      360             1              119                 23
  276    Best Buy (Sioux Falls)                                7.4300      360             0              120                 48
  277    Parkway Nursing Home                                  7.9700      300             1              119                 59
  278    Grand Manor Nursing and Rehab Center                  7.8750      300             4              176                 32
  279    Terrace View Apartments                               7.1700      360             3              177                 33
  280    Hillsdale Manor                                       7.2100      360             3              117                 45
  281    Amerihost Inn- Players                                7.6250      240             5              235                 55
  282    Walgreens (Las Vegas)                                 7.2000      240             6              234                 54
  283    Metro Plaza                                           6.9100      360             2              178                 82
  284    Fidelity Federal Bank Building                        7.4900      300             2              118                 46
  285    White Mountain Village                                6.7800      360             3              117                 45
  286    Forestwood On the Creek Apts.                         7.5500      360             4              116                 44

                                                                                                        LTV at
Control                                                                             Cut-off Date        ARD or
  No.    Property Name                                             DSCR (x)           LTV (%)        Maturity (%)
====================================================================================================================
  216    Chesapeake Square                                           1.28               75.1             65.8
  217    Orchard Plaza                                               1.31               74.4             0.0
  218    Sunnyview                                                   1.34               79.9             70.5
  219    Plaza Codorniz                                              1.26               72.0             63.7
  220    J.P. Morgan Building                                        1.28               71.1             62.2
  221    Villa Creek Apartments                                      1.39               73.6             67.9
  222    Seminary Place Shopping Center                              1.55               55.9             1.7
  223    Vernon Gardens                                              1.25               76.2             58.1
  224    Kingston Apartments                                         1.27               78.4             72.7
  225    Glengary Shopping Center                                    1.32               74.5             65.7
  226    1696 and 1700 to 1712 Newport Boulevard                     1.53               74.6             65.8
  227    Tarzana Tennis Club Apts.                                   1.42               74.8             65.4
  228    Ramada Inn & Suites                                         1.40               75.9             31.5
  229    L.A. Community College                                      1.24               73.6             0.0
  230    Walgreens Pharmacy (Chicago)                                 NAP               NAP              27.8
  231    Karl Plaza Shopping Center                                  1.30               73.5             64.7
  232    Villa Serrano                                               1.20               76.6             68.3
  233    Kendale Plaza Shopping Center                               1.38               73.4             64.5
  234    Sunrise Vista                                               2.06               46.8             40.7
  235    Best Buy (Little Rock)                                      1.26               74.4             2.8
  236    Alice Nettell Tower                                         1.31               69.2             0.0
  237    Seagate Facility                                            1.31               70.8             62.9
  238    Hunters Crossing                                            1.26               79.9             69.6
  239    54-57 South Street                                          1.57               63.5             51.4
  240    Hansen Village Apartments                                   1.26               66.6             58.6
  241    Oakwood Apartments                                          1.31               79.8             62.3
  242    Lake Loft Center                                            1.54               70.9             62.6
  243    5210 Maryland Way Office Building                           1.36               79.0             68.4
  244    Milestone                                                   1.32               74.7             4.7
  245    Fashion Village and East Colonial Shopping Centers          1.33               76.4             68.4
  246    Arnold Industrial Park                                      1.35               56.1             45.5
  247    Derby Ridge                                                 1.32               69.2             61.3
  248    Ventana Row                                                 1.60               58.5             51.8
  249    New Hampshire Apartments                                    1.26               79.9             70.8
  250    Superstition Marketplace                                    1.46               58.0             45.5
  251    Blue Grass Plaza                                            1.28               71.6             60.4
  252    Merrill Crossing Shopping Ctr.                              1.40               73.6             64.8
  253    River Creek Apartments                                      1.41               74.3             64.3
  254    Village Green                                               1.57               80.6             70.7
  255    Spartan Square Shopping Center                              1.65               64.6             2.0
  256    Winn Dixie Eustis                                            NAP               NAP              0.0
  257    Versailles of Rockford                                      1.23               79.8             69.9
  258    Lynnwood Manor Health Care Center                           2.29               47.4             39.1
  259    Tri-County Square                                           1.46               75.3             66.4
  260    Bethesda Court Hotel                                        1.58               66.1             53.7
  261    Winn Dixie Orangeburg                                        NAP               NAP              34.9
  262    Roswell Mill Office Buildings                               1.31               65.9             58.4
  263    Highland Tech Center                                        1.26               74.9             46.7
  264    Stor-All Properties                                         1.31               74.1             65.0
  265    Parole Office Park                                          1.34               78.2             68.3
  266    McEvers Corners                                             1.25               74.8             0.0
  267    Windscape II Apartments                                     1.53               75.8             65.3
  268    Courtyards Apartments                                       1.26               79.8             70.5
  269    Miami Gardens Plaza                                         1.66               71.8             63.5
  270    Village South                                               1.35               79.9             69.6
  271    Webtron Building                                            1.35               74.7             66.1
  272    Fairway Center                                              1.29               71.0             62.8
  273    Santa Fe Square                                             2.00               30.9             27.4
  274    Gomes Plaza                                                 1.60               53.7             44.0
  275    Covington Square                                            1.35               79.9             69.6
  276    Best Buy (Sioux Falls)                                      1.25               77.2             68.1
  277    Parkway Nursing Home                                        2.23               51.6             42.6
  278    Grand Manor Nursing and Rehab Center                        1.98               74.7             49.6
  279    Terrace View Apartments                                     1.24               79.8             61.6
  280    Hillsdale Manor                                             1.25               74.8             64.7
  281    Amerihost Inn- Players                                      1.40               68.4             2.7
  282    Walgreens (Las Vegas)                                        NAP               NAP              0.0
  283    Metro Plaza                                                 1.50               73.6             56.2
  284    Fidelity Federal Bank Building                              1.31               72.2             58.8
  285    White Mountain Village                                      1.39               73.7             64.1
  286    Forestwood On the Creek Apts.                               1.27               70.6             62.6

                                                          Original         Remaining
Control                                                 Interest-Only    Interest-Only    Amortization                  Cut-off Date
  No.    Property Name                                 Period (months)  Period (months)   Type                          Balance ($)
====================================================================================================================================
  287    Shepherdsville Square                                                            ARD                           3,389,509.68
  288    Westbrook                                                                        Balloon                       3,385,039.59
  289    100 Broadway                                                                     Balloon                       3,380,435.75
  290    Staples Hazelton                                                                 Fully Amortizing              3,361,990.84
  291    Treetops Terace Condominiums                                                     Balloon                       3,350,000.00
  292    Estero Woods Village                                                             Balloon                       3,349,272.58
  293    Green Center (MCG)                                                               Balloon                       3,343,708.47
  294    Warehouse Specialists - Fond Du Lac II                                           Fully Amortizing              3,330,287.28
  295    Walgreens Pharmacy (Chicago Heights)                                             Balloon                       3,297,412.39
  296    Everett I-5 Mini-Storage                                                         Balloon                       3,295,515.58
  297    Buck Run/Timberline Condominiums                                                 Balloon                       3,295,363.42
  298    Marketplace Shopping Center (Williamsburg-Loan Level)                            ARD                           3,291,905.50
  299    Mooresmill Village                                                               Fully Amortizing              3,291,194.91
  300    The Pontiac Building                                                             Balloon                       3,289,824.29
  301    Best Buy Retail Bldg.                                                            Balloon                       3,287,692.89
  302    Sussex Downs Apartments                                                          Balloon                       3,266,130.06
  303    Foothills Villas Apartments                                                      Fully Amortizing              3,264,848.02
  304    Lincoln Arms Apartments                                                          Balloon                       3,252,040.67
  305    2-32 Brighton & 1101-1113 Commonwealth                                           Balloon                       3,246,220.37
  306    Manchester Square                                                                ARD                           3,239,972.50
  307    Northgate Villas Apartments                                                      Balloon                       3,231,170.58
  308    South Brook                                                                      Balloon                       3,213,139.91
  309    The Promenade Apartments                                                         Balloon                       3,208,099.19
  310    Swall Towers East                                                                Balloon                       3,197,448.60
  311    Pinnacle                                                                         Balloon                       3,191,724.41
  312    Hillside Village Plaza                                                           Balloon                       3,191,710.26
  313    Access Self Storage of Wayne                                                     Balloon                       3,188,308.05
  314    Kaiser Permanente Health Center                                                  Balloon                       3,184,959.64
  315    Winn Dixie Morganton                                                             Fully Amortizing              3,154,360.17
  316    Swall Towers West                                                                Balloon                       3,147,488.47
  317    Wind & Sea Shopping Center                                                       Balloon                       3,146,055.81
  318    Grandview                                                                        Balloon                       3,143,820.62
  319    Salt Lake Medical Plaza Office Building                                          Balloon                       3,134,338.76
  320    Pep Boys Union                                                                   Fully Amortizing              3,124,248.80
  321    9031 Snowden Square Drive                                                        Fully Amortizing              3,117,577.56
  322    Carriage Hills Apartments                                                        Balloon                       3,113,343.36
  323    Village on the Pike Shopping Center                                              Balloon                       3,097,528.33
  325    San Leandro Furniture Center                                                     Balloon                       3,093,291.66
  326    General Cinema                                                                   ARD                           3,090,238.46
  327    Westlake Commerce Center                                                         Balloon                       3,086,819.64
  328    Valencia Gardens Apartments                                                      ARD                           3,071,470.37
  329    Barnes & Noble                                                                   Balloon                       3,058,550.65
  330    Mcghan Medical Buildings                                                         Balloon                       3,033,799.44
  331    Woodmere Apartments                                                              ARD                           3,032,111.26
  332    Safeway Milton Freewater                                                         Fully Amortizing              3,022,231.31
  333    Rite Aid Portage                                                                 Balloon                       3,010,493.00
  334    Rain Forest Apartments                                                           Balloon                       2,997,655.06
  335    Nexstar Pharmaceuticals Building                                                 Balloon                       2,997,612.80
  336    Meadowrock Apartments                                                            Balloon                       2,997,495.94
  337    544 Lawrence Expressway                                                          Balloon                       2,996,584.65
  338    Courtyard At Scottsdale North                                                    Balloon                       2,989,267.88
  339    Mountain Vista Apartments                                                        Balloon                       2,988,062.61
  340    Walgreen St John                                                                 Fully Amortizing              2,960,504.00
  341    Timberfalls Apartments                                                           ARD                           2,955,617.80
  342    Chancellor Care Center of Delmar                                                 Balloon                       2,944,904.07
  343    118 South Clinton Street                                                         Balloon                       2,940,903.52
  344    University Village Shopping Center                                               Balloon                       2,936,468.90
  345    Walgreen Lafayette                                                               Fully Amortizing              2,922,389.00
  346    Northfield Lodge                                                                 Balloon                       2,897,305.71
  347    Greenbrier Valley Mall                                                           ARD                           2,891,052.37
  348    Somserset Chambers                                                               Fully Amortizing              2,876,550.45
  349    Village Plaza of Margate                                                         Fully Amortizing              2,843,054.28
  350    Bentley Avenue Apartments                                                        Balloon                       2,836,527.64
  351    Pheasant Glen                                                                    Balloon                       2,815,365.88
  352    Maple Plaza Shopping Center                                                      ARD                           2,792,929.95
  354    Old Country Plaza                                                                Fully Amortizing              2,778,954.47
  355    West Court Office Building                                                       ARD                           2,745,987.29
  356    Walgreen Miami                                                                   Fully Amortizing              2,718,069.24
  357    Paradise Shopping Plaza                                                          Balloon                       2,697,988.17
  358    Century Analysis, Inc., Building                                                 ARD                           2,696,563.47
  359    Americana Apartments                                                             Balloon                       2,688,048.26

                                                                                   Balloon/
Control                                                           Monthly          ARD
  No.    Property Name                                            P&I ($)          Balance             ARD          Maturity
====================================================================================================================================
  287    Shepherdsville Square                                     23,432.00       2,991,558         1/1/08          1/1/28
  288    Westbrook                                                 22,879.48       2,970,536                         1/1/08
  289    100 Broadway                                              27,099.85       2,342,918                         2/1/08
  290    Staples Hazelton                                          27,437.69               -                         2/1/18
  291    Treetops Terace Condominiums                              22,852.91       2,593,554                         5/1/13
  292    Estero Woods Village                                      22,761.81       3,101,626                         1/1/05
  293    Green Center (MCG)                                        26,335.70       2,295,825                         4/1/08
  294    Warehouse Specialists - Fond Du Lac II                    30,936.05          70,791                         3/1/13
  295    Walgreens Pharmacy (Chicago Heights)                      24,512.00       1,119,966                         1/1/18
  296    Everett I-5 Mini-Storage                                  22,534.20       2,898,748                         3/1/08
  297    Buck Run/Timberline Condominiums                          22,232.71       2,888,567                         3/1/08
  298    Marketplace Shopping Center (Williamsburg-Loan Level)     23,074.08       2,913,881         2/1/08          2/1/28
  299    Mooresmill Village                                        27,834.85               -                         2/1/23
  300    The Pontiac Building                                      22,749.56       2,903,794                         1/1/08
  301    Best Buy Retail Bldg.                                     24,078.45       2,667,308                         2/1/08
  302    Sussex Downs Apartments                                   21,612.98       2,848,841                         2/1/08
  303    Foothills Villas Apartments                               27,132.04               -                        11/1/17
  304    Lincoln Arms Apartments                                   22,054.99       2,856,288                         1/1/08
  305    2-32 Brighton & 1101-1113 Commonwealth                    23,753.59       2,630,560                         4/1/08
  306    Manchester Square                                         22,398.23       2,859,579         1/1/08          1/1/28
  307    Northgate Villas Apartments                               21,303.98       2,815,691                         2/1/08
  308    South Brook                                               22,175.45       2,503,965                        12/1/12
  309    The Promenade Apartments                                  22,090.70       2,830,309                        12/1/07
  310    Swall Towers East                                         21,591.40       2,801,721                         4/1/08
  311    Pinnacle                                                  21,699.56       2,803,390                         2/1/08
  312    Hillside Village Plaza                                    21,677.91       2,802,665                         2/1/08
  313    Access Self Storage of Wayne                              23,647.72       2,597,680                         2/1/08
  314    Kaiser Permanente Health Center                           22,704.46       2,837,229                        10/1/07
  315    Winn Dixie Morganton                                      24,999.29               -                         6/1/17
  316    Swall Towers West                                         21,254.03       2,757,945                         4/1/08
  317    Wind & Sea Shopping Center                                22,206.73       2,789,886                         3/1/08
  318    Grandview                                                 21,249.08       2,758,855                         1/1/08
  319    Salt Lake Medical Plaza Office Building                   22,379.95       2,521,177                         2/1/08
  320    Pep Boys Union                                             Step*                  -                        11/1/17
  321    9031 Snowden Square Drive                                 26,103.34         129,747                        11/1/17
  322    Carriage Hills Apartments                                 26,667.99       2,792,119                         8/1/02
  323    Village on the Pike Shopping Center                       20,916.67       2,714,167                         4/1/08
  325    San Leandro Furniture Center                              22,472.96       2,502,582                         3/1/08
  326    General Cinema                                            21,147.46       2,397,573         1/1/13          1/1/28
  327    Westlake Commerce Center                                  21,809.54       2,742,168                        11/1/07
  328    Valencia Gardens Apartments                               20,058.78       2,669,896         2/1/08          2/1/28
  329    Barnes & Noble                                            22,400.26       2,481,404                         2/1/08
  330    Mcghan Medical Buildings                                  20,935.68       2,677,995                        12/1/07
  331    Woodmere Apartments                                       20,573.46       2,342,021         2/1/13          2/1/28
  332    Safeway Milton Freewater                                   Step*                  -                         8/1/17
  333    Rite Aid Portage                                          22,542.69         617,795                         1/1/18
  334    Rain Forest Apartments                                    20,444.95       2,633,457                         4/1/08
  335    Nexstar Pharmaceuticals Building                          20,262.20       2,627,301                         4/1/08
  336    Meadowrock Apartments                                     19,774.06       2,610,524                         4/1/08
  337    544 Lawrence Expressway                                   22,185.35       2,437,968                         4/1/08
  338    Courtyard At Scottsdale North                             20,888.17       2,647,008                        12/1/07
  339    Mountain Vista Apartments                                 20,383.96       2,586,947                        12/1/07
  340    Walgreen St John                                          23,177.84               -                        12/1/17
  341    Timberfalls Apartments                                    19,514.37       2,576,213         3/1/08          3/1/28
  342    Chancellor Care Center of Delmar                          22,845.76       2,439,308                        12/1/07
  343    118 South Clinton Street                                  20,336.73       2,595,815                         1/1/08
  344    University Village Shopping Center                        23,757.60       2,458,852                         7/1/12
  345    Walgreen Lafayette                                        22,526.56               -                         3/1/18
  346    Northfield Lodge                                          19,995.72       2,257,840                        12/1/12
  347    Greenbrier Valley Mall                                    19,986.12       2,551,623         1/1/08          1/1/28
  348    Somserset Chambers                                        20,705.64               -                         4/1/23
  349    Village Plaza of Margate                                  24,758.22          76,909                         4/1/15
  350    Bentley Avenue Apartments                                 20,172.12       2,525,345                        10/1/07
  351    Pheasant Glen                                             22,099.99       1,354,981                         1/1/23
  352    Maple Plaza Shopping Center                               19,253.10       2,461,797         2/1/08          2/1/18
  354    Old Country Plaza                                         22,130.53          95,731                         1/1/18
  355    West Court Office Building                                18,240.45       2,397,287         3/1/08          3/1/28
  356    Walgreen Miami                                            22,627.10               -                        12/1/16
  357    Paradise Shopping Plaza                                   18,841.83       2,384,698                         4/1/08
  358    Century Analysis, Inc., Building                          18,915.78       2,387,494         3/1/08          3/1/28
  359    Americana Apartments                                      18,648.23       2,377,072                        11/1/07

                                                                         Original                    Remaining Term       Remaining
Control                                                        Gross   Amortization     Seasoning  to ARD or Maturity      Lockout
  No.    Property Name                                        Rate (%) Term (months)    (months)        (months)            Months
===================================================================================================================================
  287    Shepherdsville Square                                 7.3530      360             4              116                 44
  288    Westbrook                                             7.1250      360             4              116                 44
  289    100 Broadway                                          7.3600      240             3              117                 45
  290    Staples Hazelton                                      7.6000      240             3              237                 93
  291    Treetops Terace Condominiums                          7.2500      360             0              180                 24
  292    Estero Woods Village                                  7.1800      360             4               80                 44
  293    Green Center (MCG)                                    7.1800      240             1              119                 47
  294    Warehouse Specialists - Fond Du Lac II                7.4375      180             2              178                 70
  295    Walgreens Pharmacy (Chicago Heights)                  7.4300      294             4              236                 92
  296    Everett I-5 Mini-Storage                              7.2600      360             2              118                 46
  297    Buck Run/Timberline Condominiums                      7.1250      360             2              118                 46
  298    Marketplace Shopping Center (Williamsburg-Loan Level) 7.5000      360             3              117                 45
  299    Mooresmill Village                                    9.0625      300             3              297                 117
  300    The Pontiac Building                                  7.3560      360             4              116                 44
  301    Best Buy Retail Bldg.                                 7.3560      300             3              117                 45
  302    Sussex Downs Apartments                               6.9200      360             3              117                 45
  303    Foothills Villas Apartments                           7.7700      240             6              234                 42
  304    Lincoln Arms Apartments                               7.1590      360             4              116                 44
  305    2-32 Brighton & 1101-1113 Commonwealth                7.3750      300             1              119                 35
  306    Manchester Square                                     7.3530      360             4              116                 44
  307    Northgate Villas Apartments                           6.8840      360             3              117                 45
  308    South Brook                                           7.3300      360             5              175                 19
  309    The Promenade Apartments                              7.3070      360             5              115                 43
  310    Swall Towers East                                     7.1400      360             1              119                 47
  311    Pinnacle                                              7.1900      360             3              117                 45
  312    Hillside Village Plaza                                7.1800      360             3              117                 45
  313    Access Self Storage of Wayne                          7.5000      300             3              117                 45
  314    Kaiser Permanente Health Center                       7.6500      360             7              113                 41
  315    Winn Dixie Morganton                                  7.0000      232             3              229                 93
  316    Swall Towers West                                     7.1400      360             1              119                 47
  317    Wind & Sea Shopping Center                            7.5840      360             2              118                 46
  318    Grandview                                             7.1250      360             4              116                 44
  319    Salt Lake Medical Plaza Office Building               7.0700      300             3              117                 45
  320    Pep Boys Union                                        7.4100      238             4              234                 92
  321    9031 Snowden Square Drive                             7.8750      240             6              234                 42
  322    Carriage Hills Apartments                             8.1200      240             9               51                 27
  323    Village on the Pike Shopping Center                   7.1400      360             1              119                 47
  325    San Leandro Furniture Center                          7.2830      300             2              118                 46
  326    General Cinema                                        7.2500      360             4              176                 80
  327    Westlake Commerce Center                              7.5630      360             6              114                 42
  328    Valencia Gardens Apartments                           6.7900      360             3              117                 45
  329    Barnes & Noble                                        7.3560      300             3              117                 45
  330    Mcghan Medical Buildings                              7.3290      360             5              115                 43
  331    Woodmere Apartments                                   7.1700      360             3              177                 25
  332    Safeway Milton Freewater                              7.2500      233             2              231                 70
  333    Rite Aid Portage                                      7.1250      266             0              236                 72
  334    Rain Forest Apartments                                7.2400      360             1              119                 35
  335    Nexstar Pharmaceuticals Building                      7.1500      360             1              119                 59
  336    Meadowrock Apartments                                 6.9080      360             1              119                 47
  337    544 Lawrence Expressway                               7.5080      300             1              119                 47
  338    Courtyard At Scottsdale North                         7.4570      360             5              115                 43
  339    Mountain Vista Apartments                             7.2100      360             5              115                 43
  340    Walgreen St John                                      7.0000      235             0              235                 72
  341    Timberfalls Apartments                                6.9100      360             2              118                 46
  342    Chancellor Care Center of Delmar                      8.0000      300             5              115                 43
  343    118 South Clinton Street                              7.3560      360             4              116                 44
  344    University Village Shopping Center                    9.0100      360            10              170                 110
  345    Walgreen Lafayette                                    6.8750      238             0              238                 72
  346    Northfield Lodge                                      7.3300      360             5              175                 19
  347    Greenbrier Valley Mall                                7.3530      360             4              116                 44
  348    Somserset Chambers                                    7.1900      300             1              299                  0
  349    Village Plaza of Margate                              7.5000      204             1              203                 107
  350    Bentley Avenue Apartments                             7.6250      360             7              113                 41
  351    Pheasant Glen                                         8.7000      360             4              296                 24
  352    Maple Plaza Shopping Center                           7.3300      360             3              117                 45
  354    Old Country Plaza                                     7.2500      240             4              236                 44
  355    West Court Office Building                            6.9700      360             2              118                 46
  356    Walgreen Miami                                        7.5000      228             5              223                 91
  357    Paradise Shopping Plaza                               7.4800      360             1              119                 47
  358    Century Analysis, Inc., Building                      7.5200      360             2              118                 46
  359    Americana Apartments                                  7.3750      360             6              114                 42

                                                                                                        LTV at
Control                                                                             Cut-off Date        ARD or
  No.    Property Name                                             DSCR (x)           LTV (%)        Maturity (%)
====================================================================================================================
  287    Shepherdsville Square                                      1.56               73.3             64.7
  288    Westbrook                                                  1.47               80.6             70.7
  289    100 Broadway                                               1.36               67.6             46.9
  290    Staples Hazelton                                            NAP               NAP              0.0
  291    Treetops Terace Condominiums                               1.29               79.8             61.8
  292    Estero Woods Village                                       1.40               79.7             73.9
  293    Green Center (MCG)                                         1.28               69.7             47.8
  294    Warehouse Specialists - Fond Du Lac II                     1.35               62.8             1.3
  295    Walgreens Pharmacy (Chicago Heights)                        NAP               NAP              32.0
  296    Everett I-5 Mini-Storage                                   1.53               64.6             56.8
  297    Buck Run/Timberline Condominiums                           1.30               76.6             67.2
  298    Marketplace Shopping Center (Williamsburg-Loan Level)      1.32               74.1             65.6
  299    Mooresmill Village                                         1.20               75.3             0.0
  300    The Pontiac Building                                       1.69               70.0             61.8
  301    Best Buy Retail Bldg.                                      1.36               73.1             59.3
  302    Sussex Downs Apartments                                    1.27               79.7             69.5
  303    Foothills Villas Apartments                                1.29               65.3             0.0
  304    Lincoln Arms Apartments                                    1.56               74.8             65.7
  305    2-32 Brighton & 1101-1113 Commonwealth                     1.30               61.3             49.6
  306    Manchester Square                                          1.81               66.8             59.0
  307    Northgate Villas Apartments                                1.39               74.8             65.2
  308    South Brook                                                1.79               49.4             38.5
  309    The Promenade Apartments                                   1.44               79.7             70.3
  310    Swall Towers East                                          1.29               79.9             70.0
  311    Pinnacle                                                   1.40               79.1             69.5
  312    Hillside Village Plaza                                     1.30               72.5             63.7
  313    Access Self Storage of Wayne                               1.82               65.1             53.0
  314    Kaiser Permanente Health Center                            1.28               75.8             67.6
  315    Winn Dixie Morganton                                        NAP               NAP              0.0
  316    Swall Towers West                                          1.28               76.3             66.9
  317    Wind & Sea Shopping Center                                 1.30               74.9             66.4
  318    Grandview                                                  1.44               80.6             70.7
  319    Salt Lake Medical Plaza Office Building                    1.48               63.6             51.2
  320    Pep Boys Union                                              NAP               NAP              0.0
  321    9031 Snowden Square Drive                                  1.28               69.3             2.9
  322    Carriage Hills Apartments                                  1.56               77.8             69.8
  323    Village on the Pike Shopping Center                        1.39               73.8             64.6
  325    San Leandro Furniture Center                               1.42               60.0             48.5
  326    General Cinema                                             1.29               79.2             61.5
  327    Westlake Commerce Center                                   1.49               70.2             62.3
  328    Valencia Gardens Apartments                                1.29               79.8             69.4
  329    Barnes & Noble                                             1.29               74.6             60.5
  330    Mcghan Medical Buildings                                   1.64               74.0             65.3
  331    Woodmere Apartments                                        1.30               79.8             61.6
  332    Safeway Milton Freewater                                    NAP               NAP              0.0
  333    Rite Aid Portage                                            NAP               NAP              19.9
  334    Rain Forest Apartments                                     1.31               76.5             67.2
  335    Nexstar Pharmaceuticals Building                           1.32               71.4             62.6
  336    Meadowrock Apartments                                      1.41               68.1             59.3
  337    544 Lawrence Expressway                                    1.50               66.6             54.2
  338    Courtyard At Scottsdale North                              1.79               59.8             52.9
  339    Mountain Vista Apartments                                  1.30               74.7             64.7
  340    Walgreen St John                                            NAP               NAP              0.0
  341    Timberfalls Apartments                                     1.41               79.9             69.6
  342    Chancellor Care Center of Delmar                           1.45               68.5             56.7
  343    118 South Clinton Street                                   1.74               73.5             64.9
  344    University Village Shopping Center                         1.29               69.9             58.5
  345    Walgreen Lafayette                                          NAP               NAP              0.0
  346    Northfield Lodge                                           1.30               66.6             51.9
  347    Greenbrier Valley Mall                                     1.30               70.5             62.2
  348    Somserset Chambers                                         1.26               79.9             0.0
  349    Village Plaza of Margate                                   1.26               71.1             1.9
  350    Bentley Avenue Apartments                                  1.21               70.9             63.1
  351    Pheasant Glen                                              1.18               84.8             40.8
  352    Maple Plaza Shopping Center                                1.38               57.0             50.2
  354    Old Country Plaza                                          1.36               70.4             2.4
  355    West Court Office Building                                 1.29               78.5             68.5
  356    Walgreen Miami                                              NAP               NAP              0.0
  357    Paradise Shopping Plaza                                    1.39               74.7             66.1
  358    Century Analysis, Inc., Building                           1.27               74.9             66.3
  359    Americana Apartments                                       1.40               74.7             66.0

                                                          Original         Remaining
Control                                                 Interest-Only    Interest-Only    Amortization                  Cut-off Date
  No.    Property Name                                 Period (months)  Period (months)   Type                          Balance ($)
====================================================================================================================================
  360    Warehouse Specialists - Stevens Point I & II                                     Fully Amortizing              2,684,112.12
  361    Dolly Creek Shopping Center                                                      Balloon                       2,672,871.41
  362    Littleton Lyne                                                                   Balloon                       2,656,383.08
  363    Raintree Apartments                                                              Balloon                       2,652,844.86
  364    Auburn Blvd Mini Storage                                                         Balloon                       2,639,793.95
  365    Springs Office Building                                                          Balloon                       2,639,786.71
  366    Covington Club Apartments                                                        Balloon                       2,596,257.41
  367    Park East Apartments                                                             ARD                           2,596,160.04
  368    Shadow Trail Apartments                                                          ARD                           2,593,160.14
  369    Inn at Saratoga                                                                  ARD                           2,588,127.92
  370    Regency Park Apartments                                                          Balloon                       2,587,545.22
  371    Marketplace at Ken Caryl                                                         Balloon                       2,547,125.71
  372    Three West Carillo Building                                                      Balloon                       2,546,696.96
  373    Linda Granada                                                                    Balloon                       2,542,686.75
  374    633 Building                                                                     Balloon                       2,540,682.96
  375    Shoreline  View Alzheimer Care Center                                            Balloon                       2,538,946.43
  376    Tudor Gardens Apartments                                                         Balloon                       2,538,067.74
  377    Cobblestone Village                                                              Balloon                       2,500,000.00
  378    K-Mart Plaza Shopping Center (Galveston)                                         ARD                           2,494,392.42
  379    303 Winding Road                                                                 ARD                           2,491,811.51
  381    Amerihost Inn - Hammond                                                          Fully Amortizing              2,481,770.36
  382    Holiday Inn Express - Albany, GA                                                 Fully Amortizing              2,479,063.65
  383    Hillside Apartments                                                              Balloon                       2,472,995.16
  384    Walgreen Store (Wolfcreek)                                                       Fully Amortizing              2,467,814.73
  385    Southgate Village Life Care Center                                               Balloon                       2,464,054.16
  386    Walgreen Houston                                                                 Fully Amortizing              2,459,764.86
  387    Kushner Seiden Madison 64th LP                                                   Fully Amortizing              2,453,681.46
  388    Miramar/Chapparone Auto Center                                                   Balloon                       2,448,027.16
  389    Stor-It Rental Storage                                                           Balloon                       2,447,179.29
  390    Jefferson Centre                                                                 Balloon                       2,446,687.19
  391    Best Western - Dunn                                                              Fully Amortizing              2,416,635.89
  392    Ocean Villa Townhomes #2                                                         Balloon                       2,396,690.52
  393    Central Park Professional Center                                                 Balloon                       2,396,615.50
  394    Safeguard Self Storage                                                           Balloon                       2,394,644.70
  395    Tuscany Village Phase I                                                          Balloon                       2,392,627.30
  396    Concord Village West                                                             Balloon                       2,391,173.89
  397    Peoria Town Center                                                               Balloon                       2,388,976.76
  398    Days Inn - Forest Park                                                           Balloon                       2,382,514.19
  399    Tech Center                                                                      Balloon                       2,382,499.53
  400    Amerihost Inn - Parkersburg                                                      Fully Amortizing              2,378,907.69
  401    Comfort Inn - Gaffney, SC                                                        Fully Amortizing              2,360,068.62
  402    Food Pavilion                                                                    Balloon                       2,343,111.70
  403    Eckerd Drug Store (Lexington)                                                    Balloon                       2,340,959.27
  404    Keep It Self Storage - Santa Clarita                                             Balloon                       2,339,388.61
  405    Country Creek                                                                    Balloon                       2,326,171.64
  406    1803 Park Center Drive                                                           Balloon                       2,322,167.35
  407    Willow Trace Apartments                             23                13         ARD                           2,322,000.00
  408    Walgreen Coral Springs                                                           Fully Amortizing              2,320,085.38
  409    Fox Crossing                                                                     Balloon                       2,319,272.57
  410    Emmorton Village Shopping Center                                                 Balloon                       2,291,829.34
  411    Slauson Plaza                                                                    Balloon                       2,280,921.21
  412    Walgreen Chicago                                                                 Fully Amortizing              2,261,719.41
  413    Warehouse Specialists - Specialists Ave # 1-4                                    Fully Amortizing              2,261,613.00
  414    Wanamassa Gardens Apartments                                                     ARD                           2,254,135.36
  415    Inn of Payson                                                                    Balloon                       2,247,472.01
  416    River Oaks Apartments                                                            Balloon                       2,246,834.81
  417    Val Halla                                                                        Balloon                       2,222,177.00
  418    Timm Office Building                                                             Balloon                       2,222,028.77
  419    Twin Fountains Apartments                                                        Balloon                       2,216,216.51
  420    Hillcroft Plaza Shopping Center                                                  ARD                           2,205,232.78
  421    Plantation House                                    23                13         ARD                           2,200,000.00
  422    Olde Towne Shopping Center                                                       ARD                           2,197,192.71
  423    5 Walk-Up Residential Buildings (Formerly 70 East)                               ARD                           2,197,106.08
  424    Comfort Inn - Franklin                                                           Balloon                       2,196,876.93
  425    Days Inn (Winter Park)                                                           Balloon                       2,195,718.51
  426    Office Depot Aurora                                                              Fully Amortizing              2,194,462.46
  427    Tara Woods Apartments                                                            Balloon                       2,194,360.59
  428    Sneaker Stadium                                                                  ARD                           2,193,031.27
  429    Andora Apartments                                                                Fully Amortizing              2,192,153.17
  430    1212-1216 Broadway                                                               Balloon                       2,189,021.81
  431    3610 Birch Street (Apollo Office Building)                                       Balloon                       2,183,388.13

                                                                                   Balloon/
Control                                                           Monthly          ARD
  No.    Property Name                                            P&I ($)          Balance             ARD          Maturity
====================================================================================================================================
  360    Warehouse Specialists - Stevens Point I & II             24,933.54          57,053                         3/1/13
  361    Dolly Creek Shopping Center                              18,067.13       2,342,676                         4/1/08
  362    Littleton Lyne                                           20,607.49       2,200,322                        12/1/07
  363    Raintree Apartments                                      17,625.65       2,446,058                         2/1/05
  364    Auburn Blvd Mini Storage                                 18,949.99       2,127,237                         2/1/08
  365    Springs Office Building                                  18,941.49       2,126,910                         2/1/08
  366    Covington Club Apartments                                17,343.29       2,269,905                         3/1/08
  367    Park East Apartments                                     17,158.40       2,263,498         3/1/08          3/1/28
  368    Shadow Trail Apartments                                  17,455.30       2,271,840         2/1/08          2/1/28
  369    Inn at Saratoga                                          19,298.41       2,114,174         1/1/08          1/1/23
  370    Regency Park Apartments                                  18,299.01       2,300,503                        10/1/07
  371    Marketplace at Ken Caryl                                 18,960.54       2,076,121                         4/1/08
  372    Three West Carillo Building                              17,744.49       2,250,927                         3/1/08
  373    Linda Granada                                            18,215.68       2,264,320                         1/1/08
  374    633 Building                                             18,844.28       2,070,026                         2/1/08
  375    Shoreline  View Alzheimer Care Center                    19,470.63       2,093,409                         1/1/08
  376    Tudor Gardens Apartments                                 17,159.17       2,229,909                        11/1/07
  377    Cobblestone Village                                      17,054.41       2,195,384                         5/1/08
  378    K-Mart Plaza Shopping Center (Galveston)                 17,813.27       2,006,244         3/1/08          3/1/23
  379    303 Winding Road                                         16,716.60       2,302,679         1/1/05          1/1/28
  381    Amerihost Inn - Hammond                                  20,139.83          92,039                         1/1/18
  382    Holiday Inn Express - Albany, GA                         20,911.00         107,927                        12/1/17
  383    Hillside Apartments                                      16,566.09       2,162,406                         4/1/08
  384    Walgreen Store (Wolfcreek)                               20,287.76               -                         7/1/17
  385    Southgate Village Life Care Center                       18,694.39       2,024,450                         1/1/08
  386    Walgreen Houston                                         19,656.00               -                        12/1/17
  387    Kushner Seiden Madison 64th LP                           16,748.18         223,446                         2/1/28
  388    Miramar/Chapparone Auto Center                           16,448.26       2,142,257                         4/1/08
  389    Stor-It Rental Storage                                   18,783.43       1,628,468                        12/1/12
  390    Jefferson Centre                                         16,763.20       2,153,213                         3/1/08
  391    Best Western - Dunn                                      24,305.97          66,605                        12/1/12
  392    Ocean Villa Townhomes #2                                 16,292.54       2,104,954                         3/1/08
  393    Central Park Professional Center                         16,144.95       2,099,949                         3/1/08
  394    Safeguard Self Storage                                   16,814.03       2,083,997                         2/1/08
  395    Tuscany Village Phase I                                  16,576.20       2,112,871                         1/1/08
  396    Concord Village West                                     16,502.66       1,863,416                        12/1/12
  397    Peoria Town Center                                       17,193.89       2,133,162                        10/1/07
  398    Days Inn - Forest Park                                   20,710.39       1,876,126                        11/1/07
  399    Tech Center                                              19,334.24       1,662,473                         1/1/08
  400    Amerihost Inn - Parkersburg                              19,518.09          92,977                        12/1/17
  401    Comfort Inn - Gaffney, SC                                19,907.27         102,748                        12/1/17
  402    Food Pavilion                                            15,743.34       2,050,445                         4/1/08
  403    Eckerd Drug Store (Lexington)                             Step*            733,651                         9/1/17
  404    Keep It Self Storage - Santa Clarita                     17,550.14         975,171                         1/1/18
  405    Country Creek                                            16,721.06       1,845,732                        12/1/12
  406    1803 Park Center Drive                                   16,560.29       2,064,638                         3/1/08
  407    Willow Trace Apartments                                  17,265.18       2,145,715         7/1/07          7/1/27
  408    Walgreen Coral Springs                                   18,521.79               -                         7/1/17
  409    Fox Crossing                                             15,499.53       1,996,076                         2/1/08
  410    Emmorton Village Shopping Center                         16,698.72       1,823,634                         2/1/08
  411    Slauson Plaza                                            16,318.43       2,030,532                         1/1/08
  412    Walgreen Chicago                                         17,671.97               -                         1/1/18
  413    Warehouse Specialists - Specialists Ave # 1-4            21,008.81          48,075                         3/1/13
  414    Wanamassa Gardens Apartments                             15,294.74       1,741,109         2/1/13          2/1/28
  415    Inn of Payson                                            16,759.24         933,871                         4/1/18
  416    River Oaks Apartments                                    15,151.07       1,969,220                         3/1/08
  417    Val Halla                                                14,796.33       1,940,024                         4/1/08
  418    Timm Office Building                                     15,299.34       1,957,988                         3/1/08
  419    Twin Fountains Apartments                                14,802.98       2,047,806                        12/5/04
  420    Hillcroft Plaza Shopping Center                          16,045.30       1,785,024         3/1/08          3/1/23
  421    Plantation House                                         16,358.05       2,032,977         7/1/07          7/1/27
  422    Olde Towne Shopping Center                               15,397.79       1,944,875         3/1/08          3/1/28
  423    5 Walk-Up Residential Buildings (Formerly 70 East)       15,217.35       1,938,965         3/1/08          3/1/28
  424    Comfort Inn - Franklin                                   17,560.57       1,193,735                         4/1/13
  425    Days Inn (Winter Park)                                   16,747.44       1,805,873                         3/1/08
  426    Office Depot Aurora                                       Step*                  -                        10/1/12
  427    Tara Woods Apartments                                    15,241.76       1,719,176                         3/1/08
  428    Sneaker Stadium                                          14,963.14       1,929,125         1/1/08          1/1/28
  429    Andora Apartments                                        17,295.09          77,120                         3/1/18
  430    1212-1216 Broadway                                       17,162.53       1,819,497                        12/1/07
  431    3610 Birch Street (Apollo Office Building)               15,322.75       1,932,269                         4/1/08

                                                                         Original                    Remaining Term       Remaining
Control                                                        Gross   Amortization     Seasoning  to ARD or Maturity      Lockout
  No.    Property Name                                        Rate (%) Term (months)    (months)        (months)            Months
===================================================================================================================================
  360    Warehouse Specialists - Stevens Point I & II          7.4375      180             2              178                 70
  361    Dolly Creek Shopping Center                           7.1500      360             1              119                 47
  362    Littleton Lyne                                        8.0000      300             5              115                 43
  363    Raintree Apartments                                   6.9600      360             3               81                 33
  364    Auburn Blvd Mini Storage                              7.1300      300             3              117                 45
  365    Springs Office Building                               7.1250      300             3              117                 45
  366    Covington Club Apartments                             7.0260      360             2              118                 58
  367    Park East Apartments                                  6.9200      360             2              118                 46
  368    Shadow Trail Apartments                               7.0900      360             3              117                 57
  369    Inn at Saratoga                                       7.5500      300             4              116                 44
  370    Regency Park Apartments                               7.5670      360             7              113                 41
  371    Marketplace at Ken Caryl                              7.5700      300             1              119                 47
  372    Three West Carillo Building                           7.4510      360             2              118                 46
  373    Linda Granada                                         7.7200      360             4              116                 44
  374    633 Building                                          7.5000      300             3              117                 45
  375    Shoreline  View Alzheimer Care Center                 7.8750      300             4              116                 44
  376    Tudor Gardens Apartments                              7.1130      360             6              114                 42
  377    Cobblestone Village                                   7.2500      360             0              120                 24
  378    K-Mart Plaza Shopping Center (Galveston)              7.0900      300             2              118                 46
  379    303 Winding Road                                      7.0500      360             4               80                 44
  381    Amerihost Inn - Hammond                               7.5000      240             4              236                 56
  382    Holiday Inn Express - Albany, GA                      8.0000      240             5              235                 24
  383    Hillside Apartments                                   7.0600      360             1              119                 47
  384    Walgreen Store (Wolfcreek)                            7.5000      237             7              230                 113
  385    Southgate Village Life Care Center                    7.7500      300             4              116                 44
  386    Walgreen Houston                                      7.2700      239             4              235                 116
  387    Kushner Seiden Madison 64th LP                        7.2300      360             3              357                 45
  388    Miramar/Chapparone Auto Center                        7.0900      360             1              119                 47
  389    Stor-It Rental Storage                                7.8750      300             5              175                 43
  390    Jefferson Centre                                      7.2800      360             2              118                 46
  391    Best Western - Dunn                                   8.6250      180             5              175                 55
  392    Ocean Villa Townhomes #2                              7.2010      360             2              118                 46
  393    Central Park Professional Center                      7.1100      360             2              118                 46
  394    Safeguard Self Storage                                7.5200      360             3              117                 45
  395    Tuscany Village Phase I                               7.3750      360             4              116                 44
  396    Concord Village West                                  7.3300      360             5              175                 19
  397    Peoria Town Center                                    7.7500      360             7              113                 41
  398    Days Inn - Forest Park                                8.8750      264             6              114                 42
  399    Tech Center                                           7.5000      240             4              116                 44
  400    Amerihost Inn - Parkersburg                           7.6250      240             5              235                 55
  401    Comfort Inn - Gaffney, SC                             8.0000      240             5              235                 55
  402    Food Pavilion                                         7.0900      360             1              119                 47
  403    Eckerd Drug Store (Lexington)                         7.5700      283             3              232                 117
  404    Keep It Self Storage - Santa Clarita                  7.6200      300             4              236                 44
  405    Country Creek                                         7.7500      360             5              175                 43
  406    1803 Park Center Drive                                7.6900      360             2              118                  0
  407    Willow Trace Apartments                               8.1400      360            10              110                 14
  408    Walgreen Coral Springs                                7.1250      234             4              230                 92
  409    Fox Crossing                                          7.0200      360             3              117                 45
  410    Emmorton Village Shopping Center                      7.3000      300             3              117                 45
  411    Slauson Plaza                                         7.7060      360             4              116                 44
  412    Walgreen Chicago                                      7.0000      239             3              236                 93
  413    Warehouse Specialists - Specialists Ave # 1-4         7.4375      180             2              178                 70
  414    Wanamassa Gardens Apartments                          7.1700      360             3              177                 25
  415    Inn of Payson                                         7.5900      300             1              239                 47
  416    River Oaks Apartments                                 7.1200      360             2              118                 46
  417    Val Halla                                             7.0000      360             1              119                 23
  418    Timm Office Building                                  7.3300      360             2              118                 46
  419    Twin Fountains Apartments                             7.0000      360             5               79                 31
  420    Hillcroft Plaza Shopping Center                       7.3000      300             2              118                 46
  421    Plantation House                                      8.1400      360            10              110                 14
  422    Olde Towne Shopping Center                            7.5100      360             2              118                 58
  423    5 Walk-Up Residential Buildings (Formerly 70 East)    7.3900      360             2              118                 46
  424    Comfort Inn - Franklin                                7.8750      264             1              179                 59
  425    Days Inn (Winter Park)                                7.8400      300             2              118                 46
  426    Office Depot Aurora                                   7.6250      176             3              173                 93
  427    Tara Woods Apartments                                 6.7800      300             2              118                 82
  428    Sneaker Stadium                                       7.2200      360             4              116                 44
  429    Andora Apartments                                     7.1800      240             2              238                 82
  430    1212-1216 Broadway                                    8.1250      300             5              115                 55
  431    3610 Birch Street (Apollo Office Building)            7.5300      360             1              119                 47

                                                                                                        LTV at
Control                                                                             Cut-off Date        ARD or
  No.    Property Name                                             DSCR (x)           LTV (%)        Maturity (%)
====================================================================================================================
  360    Warehouse Specialists - Stevens Point I & II               1.34               59.7             1.3
  361    Dolly Creek Shopping Center                                1.38               77.5             67.9
  362    Littleton Lyne                                             1.26               78.1             64.7
  363    Raintree Apartments                                        1.54               69.8             64.4
  364    Auburn Blvd Mini Storage                                   1.38               73.8             59.5
  365    Springs Office Building                                    1.30               68.8             55.4
  366    Covington Club Apartments                                  1.42               79.3             69.3
  367    Park East Apartments                                       1.30               79.6             69.4
  368    Shadow Trail Apartments                                    1.32               78.6             68.8
  369    Inn at Saratoga                                            3.53               39.8             32.5
  370    Regency Park Apartments                                    1.28               78.7             69.9
  371    Marketplace at Ken Caryl                                   1.31               74.7             60.9
  372    Three West Carillo Building                                1.27               67.0             59.2
  373    Linda Granada                                              1.31               77.3             68.8
  374    633 Building                                               1.30               68.7             56.0
  375    Shoreline  View Alzheimer Care Center                      1.37               74.7             61.6
  376    Tudor Gardens Apartments                                   1.44               74.7             65.6
  377    Cobblestone Village                                        1.25               72.5             63.6
  378    K-Mart Plaza Shopping Center (Galveston)                   1.31               65.6             52.8
  379    303 Winding Road                                           1.25               62.3             57.6
  381    Amerihost Inn - Hammond                                    1.42               62.8             2.3
  382    Holiday Inn Express - Albany, GA                           1.51               66.1             2.9
  383    Hillside Apartments                                        1.33               79.8             69.8
  384    Walgreen Store (Wolfcreek)                                 1.19               83.1             0.0
  385    Southgate Village Life Care Center                         1.61               74.7             61.4
  386    Walgreen Houston                                            NAP               NAP              0.0
  387    Kushner Seiden Madison 64th LP                             1.45               74.4             6.8
  388    Miramar/Chapparone Auto Center                             1.45               74.2             64.9
  389    Stor-It Rental Storage                                     1.36               74.2             49.4
  390    Jefferson Centre                                           1.57               74.1             65.3
  391    Best Western - Dunn                                        1.88               69.1             1.9
  392    Ocean Villa Townhomes #2                                   1.42               80.2             70.4
  393    Central Park Professional Center                           1.26               68.5             60.0
  394    Safeguard Self Storage                                     1.36               71.5             62.2
  395    Tuscany Village Phase I                                    1.41               77.2             68.2
  396    Concord Village West                                       1.41               67.4             52.5
  397    Peoria Town Center                                         1.54               74.7             66.7
  398    Days Inn - Forest Park                                     1.41               62.7             49.4
  399    Tech Center                                                1.32               70.1             48.9
  400    Amerihost Inn - Parkersburg                                1.42               56.6             2.2
  401    Comfort Inn - Gaffney, SC                                  1.41               69.4             3.0
  402    Food Pavilion                                              1.42               75.0             65.6
  403    Eckerd Drug Store (Lexington)                               NAP               NAP              30.6
  404    Keep It Self Storage - Santa Clarita                       1.35               74.3             31.0
  405    Country Creek                                              1.25               68.2             54.1
  406    1803 Park Center Drive                                     1.38               74.9             66.6
  407    Willow Trace Apartments                                    1.27               63.6             58.8
  408    Walgreen Coral Springs                                      NAP               NAP              0.0
  409    Fox Crossing                                               1.33               74.8             64.4
  410    Emmorton Village Shopping Center                           1.31               71.6             57.0
  411    Slauson Plaza                                              1.49               74.8             66.6
  412    Walgreen Chicago                                            NAP               NAP              0.0
  413    Warehouse Specialists - Specialists Ave # 1-4              2.23               38.7             0.8
  414    Wanamassa Gardens Apartments                               1.20               77.7             60.0
  415    Inn of Payson                                              1.40               48.3             20.1
  416    River Oaks Apartments                                      1.43               73.7             64.6
  417    Val Halla                                                  1.44               79.9             69.8
  418    Timm Office Building                                       1.32               74.1             65.3
  419    Twin Fountains Apartments                                  1.66               67.0             61.9
  420    Hillcroft Plaza Shopping Center                            1.48               71.1             57.6
  421    Plantation House                                           1.72               80.0             73.9
  422    Olde Towne Shopping Center                                 1.38               73.2             64.8
  423    5 Walk-Up Residential Buildings (Formerly 70 East)         2.05               48.3             42.7
  424    Comfort Inn - Franklin                                     1.65               64.6             35.1
  425    Days Inn (Winter Park)                                     1.54               70.8             58.3
  426    Office Depot Aurora                                         NAP               NAP              0.0
  427    Tara Woods Apartments                                      1.58               72.0             56.4
  428    Sneaker Stadium                                            1.30               73.7             64.8
  429    Andora Apartments                                          1.21               69.6             2.5
  430    1212-1216 Broadway                                         1.38               47.6             39.6
  431    3610 Birch Street (Apollo Office Building)                 1.25               78.0             69.0

                                                          Original         Remaining
Control                                                 Interest-Only    Interest-Only    Amortization                  Cut-off Date
  No.    Property Name                                 Period (months)  Period (months)   Type                          Balance ($)
====================================================================================================================================
  432    Walgreens Pharmacy (Miami)                                                       Balloon                       2,170,234.76
  433    Eckerd Ventnor                                                                   Fully Amortizing              2,167,394.14
  434    Capitol Warehouse Building                                                       Fully Amortizing              2,156,227.94
  435    North Oaks Manor Apartments                                                      Balloon                       2,154,267.86
  436    6100 Capital Center                                                              Balloon                       2,153,054.25
  437    Rite Aid Virginia Beach                                                          Fully Amortizing              2,149,999.09
  438    Rite Aid Roanoke                                                                 Fully Amortizing              2,145,860.84
  439    The Business Centre at Riverside                                                 Balloon                       2,145,240.02
  440    The Manors Apartments                                                            Balloon                       2,142,586.73
  441    FAA Building                                                                     Fully Amortizing              2,141,611.88
  442    Eckerd Houma                                                                     Fully Amortizing              2,126,984.61
  443    Antelope Valley Mall                                                             Balloon                       2,125,000.00
  444    Chateau Imperial                                                                 Balloon                       2,120,000.00
  445    Glenoaks Apartments                                                              Balloon                       2,112,568.12
  446    Lucky/Sav-On Center                                                              Balloon                       2,106,979.91
  447    Eckerd Winslow                                                                   Fully Amortizing              2,106,916.60
  448    Walgreens - Richmond                                                             Fully Amortizing              2,100,455.05
  449    Stoughton Plaza                                                                  Balloon                       2,098,425.83
  450    PetsMart Inc.                                                                    Balloon                       2,098,410.02
  451    Cobblestone Village Shopping Center                                              Balloon                       2,098,381.24
  452    Villa d'Venus                                                                    Balloon                       2,098,247.85
  453    Eckerd Drugs                                                                     Balloon                       2,098,030.42
  454    3848-3870 East Foothill Boulevard (East Pasadena)                                ARD                           2,096,994.77
  455    Westporte Apartments                                                             Balloon                       2,096,775.81
  456    Best Western St. Augustine                                                       Fully Amortizing              2,096,489.79
  457    Nalley Valley Self Storage                                                       Balloon                       2,095,512.36
  458    Woodley Apartments                                                               Balloon                       2,093,358.54
  459    Hidden Park Apartments                                                           Balloon                       2,093,340.17
  460    Saum Apartments                                                                  Balloon                       2,093,340.17
  461    Days Inn/Kingsland                                                               Fully Amortizing              2,093,196.67
  462    P Street                                                                         Balloon                       2,092,352.17
  463    Canoga Apartments                                                                Balloon                       2,090,173.44
  464    Rite Aid Pharmacy (Liberty)                                                      Balloon                       2,080,599.32
  465    Woodway Apartments                                                               Balloon                       2,078,377.40
  466    CVS Pharmacy (Philadelphia)                                                      Fully Amortizing              2,074,140.20
  467    Eckerd Wildwood                                                                  Fully Amortizing              2,072,762.95
  468    Arrow Press Properties                                                           Balloon                       2,064,387.08
  469    Northbrook Apartments                                                            Balloon                       2,057,124.09
  470    Best Western Statesville                                                         Fully Amortizing              2,051,019.67
  471    CVS Drug Store (Martinsville)                                                    Fully Amortizing              2,038,393.46
  472    Sunnyside Acres Mobile Home Park                                                 Balloon                       2,022,107.75
  473    Auto/Retail Facility (Lauderhill)                                                Balloon                       1,997,734.77
  474    Campostella Corners Shopping Center                                              Balloon                       1,997,261.83
  475    Shops at State Bridge                                                            ARD                           1,995,371.55
  476    901 W. Jackson Boulevard                                                         Balloon                       1,993,832.91
  477    155 North Beacon Street                                                          Balloon                       1,993,519.50
  478    Eckerd Oviedo                                                                    Fully Amortizing              1,991,102.10
  479    Fairfield Inn (Musselman-Mt.Sterling)                                            Balloon                       1,991,043.78
  480    Hampton Inn (Musselman-Elizabethtown)                                            Balloon                       1,991,043.78
  481    Stone Pine Center                                                                Balloon                       1,989,373.41
  482    CVS Pharmacy (Vernon)                                                            Fully Amortizing              1,969,899.72
  483    Shannon Square                                                                   ARD                           1,947,537.00
  484    The Aspens                                                                       Balloon                       1,947,409.68
  485    Casa Del Sol                                                                     Balloon                       1,946,082.26
  486    Newtonian Gardens                                                                Balloon                       1,945,508.29
  487    Rite Aid Gaylord                                                                 Balloon                       1,943,949.59
  488    Springwood Village Shopping Center                                               Balloon                       1,943,757.63
  489    Bella Mar                                                                        Balloon                       1,941,881.28
  490    Amerihost Inn - Macomb                                                           Fully Amortizing              1,932,862.50
  491    Amerihost Inn-Lancaster                                                          Fully Amortizing              1,932,862.50
  492    Amerihost Inn - Logan                                                            Fully Amortizing              1,908,082.25
  493    Amerihost Inn- Jeffersonville                                                    Fully Amortizing              1,908,082.25
  494    Eckerd Drug Store (Jacksonville)                                                 Balloon                       1,905,798.57
  495    CVS Brazil                                                                       Fully Amortizing              1,900,652.99
  496    Gardner Plaza                                                                    Balloon                       1,898,520.76
  497    Lobo Canyon Shopping Center                                                      Balloon                       1,897,834.17
  498    Officemax Free-Standing Retail/Commercial Building                               Balloon                       1,897,760.17
  499    Saint Charles Place                                                              Balloon                       1,894,978.07
  500    The In-Line Retail Shop Space (Peoria)                                           Balloon                       1,893,035.93
  501    Western Hills Shopping Center                                                    ARD                           1,892,853.54
  502    Eckerd Drug Store (Ft. Myers)                                                    Fully Amortizing              1,892,262.33

                                                                                   Balloon/
Control                                                           Monthly          ARD
  No.    Property Name                                            P&I ($)          Balance             ARD          Maturity
====================================================================================================================================
  432    Walgreens Pharmacy (Miami)                                16,922.34         419,467                         7/1/17
  433    Eckerd Ventnor                                             Step*                  -                        10/1/17
  434    Capitol Warehouse Building                                22,952.35               -                         3/1/10
  435    North Oaks Manor Apartments                               14,427.15       1,884,854                         2/1/08
  436    6100 Capital Center                                       15,757.56       1,928,565                        12/1/07
  437    Rite Aid Virginia Beach                                   17,186.93               -                         8/1/17
  438    Rite Aid Roanoke                                          16,985.41               -                         1/1/18
  439    The Business Centre at Riverside                          15,121.54       1,868,550                         2/1/08
  440    The Manors Apartments                                     15,217.57       1,905,004                        12/1/07
  441    FAA Building                                               Step*                  -                         8/1/11
  442    Eckerd Houma                                               Step*                  -                        10/1/17
  443    Antelope Valley Mall                                      16,744.03       1,458,149                         5/1/08
  444    Chateau Imperial                                          13,926.89       1,843,340                         5/1/08
  445    Glenoaks Apartments                                       14,282.49       1,856,071                        11/1/07
  446    Lucky/Sav-On Center                                       14,339.19       1,853,343                        12/1/07
  447    Eckerd Winslow                                             Step*                  -                        11/1/17
  448    Walgreens - Richmond                                      17,827.32               -                        12/1/16
  449    Stoughton Plaza                                           14,611.67       1,853,360                         4/1/08
  450    PetsMart Inc.                                             14,539.98       1,851,007                         4/1/08
  451    Cobblestone Village Shopping Center                       14,411.26       1,846,753                         4/1/08
  452    Villa d'Venus                                             13,844.65       1,827,465                         4/1/08
  453    Eckerd Drugs                                              14,875.83       1,783,764                         4/1/08
  454    3848-3870 East Foothill Boulevard (East Pasadena)         14,041.94       1,754,530         3/1/10          3/1/28
  455    Westporte Apartments                                      13,631.73       1,820,218                         3/1/08
  456    Best Western St. Augustine                                17,728.96          95,741                         4/1/18
  457    Nalley Valley Self Storage                                15,314.50         854,449                         3/1/18
  458    Woodley Apartments                                        14,294.38       1,841,818                         1/1/08
  459    Hidden Park Apartments                                    14,274.46       1,841,153                         1/15/08
  460    Saum Apartments                                           14,274.46       1,841,153                         1/15/08
  461    Days Inn/Kingsland                                        17,402.23          90,368                         3/1/18
  462    P Street                                                  14,504.18       1,849,060                        12/1/07
  463    Canoga Apartments                                         14,131.08       1,836,396                        11/1/07
  464    Rite Aid Pharmacy (Liberty)                               15,014.60         641,401                         1/1/18
  465    Woodway Apartments                                        14,189.27       1,826,336                         4/1/08
  466    CVS Pharmacy (Philadelphia)                                Step*                  -                         2/1/18
  467    Eckerd Wildwood                                            Step*                  -                         1/1/18
  468    Arrow Press Properties                                    15,187.48       1,850,508                         1/1/08
  469    Northbrook Apartments                                     13,914.77       1,804,395                         3/1/08
  470    Best Western Statesville                                  20,330.46          53,276                        12/1/12
  471    CVS Drug Store (Martinsville)                             16,350.34               -                        12/1/17
  472    Sunnyside Acres Mobile Home Park                          13,551.35       1,769,404                         3/1/08
  473    Auto/Retail Facility (Lauderhill)                         14,831.90       1,626,871                         4/1/08
  474    Campostella Corners Shopping Center                       13,616.41       1,755,450                         3/1/08
  475    Shops at State Bridge                                     14,033.68       1,596,489         3/1/08          3/1/23
  476    901 W. Jackson Boulevard                                  13,787.61       1,759,875                         1/1/08
  477    155 North Beacon Street                                   15,271.08       1,760,523                         2/1/05
  478    Eckerd Oviedo                                              Step*                  -                        12/1/16
  479    Fairfield Inn (Musselman-Mt.Sterling)                     15,004.30       1,632,176                         1/1/08
  480    Hampton Inn (Musselman-Elizabethtown)                     15,004.30       1,632,176                         1/1/08
  481    Stone Pine Center                                         15,123.65       1,636,878                        12/1/07
  482    CVS Pharmacy (Vernon)                                     15,748.24               -                        11/1/17
  483    Shannon Square                                            13,701.51       1,725,602         3/1/08          3/1/28
  484    The Aspens                                                13,436.28       1,716,915                         3/1/08
  485    Casa Del Sol                                              14,633.03       1,592,897                         3/1/08
  486    Newtonian Gardens                                         14,132.09       1,737,535                         2/1/08
  487    Rite Aid Gaylord                                          14,201.31         580,927                         1/1/18
  488    Springwood Village Shopping Center                        14,252.71       1,741,900                        12/1/07
  489    Bella Mar                                                 15,212.24       1,612,376                         1/1/08
  490    Amerihost Inn - Macomb                                    15,858.45          75,543                        12/1/17
  491    Amerihost Inn-Lancaster                                   15,858.45          75,543                        12/1/17
  492    Amerihost Inn - Logan                                     15,655.13          74,578                        12/1/17
  493    Amerihost Inn- Jeffersonville                             15,655.13          74,578                        12/1/17
  494    Eckerd Drug Store (Jacksonville)                          13,875.41         773,007                         1/1/18
  495    CVS Brazil                                                14,839.26               -                        11/1/17
  496    Gardner Plaza                                             12,974.24       1,668,719                         4/1/08
  497    Lobo Canyon Shopping Center                               14,040.83       1,543,676                         4/1/08
  498    Officemax Free-Standing Retail/Commercial Building        13,782.33       1,533,895                         4/1/08
  499    Saint Charles Place                                       12,720.60       1,658,996                         2/1/08
  500    The In-Line Retail Shop Space (Peoria)                    14,260.71       1,708,249                        11/1/07
  501    Western Hills Shopping Center                             13,891.55       1,611,719         1/1/08          1/1/25
  502    Eckerd Drug Store (Ft. Myers)                             14,814.38               -                         9/1/17

                                                                         Original                    Remaining Term       Remaining
Control                                                        Gross   Amortization     Seasoning  to ARD or Maturity      Lockout
  No.    Property Name                                        Rate (%) Term (months)    (months)        (months)            Months
===================================================================================================================================
  432    Walgreens Pharmacy (Miami)                            7.4500      260             3              230                 117
  433    Eckerd Ventnor                                        7.3100      236             3              233                 93
  434    Capitol Warehouse Building                            7.5010      144             2              142                 46
  435    North Oaks Manor Apartments                           7.0390      360             3              117                 45
  436    6100 Capital Center                                   7.9390      360             5              115                 43
  437    Rite Aid Virginia Beach                               7.1700      232             1              231                 47
  438    Rite Aid Roanoke                                      7.1700      237             1              236                 47
  439    The Business Centre at Riverside                      7.5600      360             3              117                 45
  440    The Manors Apartments                                 7.6250      360             5              115                 43
  441    FAA Building                                          7.0600      160             1              159                 47
  442    Eckerd Houma                                          7.0900      236             3              233                 93
  443    Antelope Valley Mall                                  7.2100      240             0              120                 48
  444    Chateau Imperial                                      6.8750      360             0              120                 60
  445    Glenoaks Apartments                                   7.1130      360             6              114                 42
  446    Lucky/Sav-On Center                                   7.1880      360             5              115                 43
  447    Eckerd Winslow                                        7.6900      237             3              234                 93
  448    Walgreens - Richmond                                  7.7700      233            10              223                 110
  449    Stoughton Plaza                                       7.4500      360             1              119                 47
  450    PetsMart Inc.                                         7.4000      360             1              119                 47
  451    Cobblestone Village Shopping Center                   7.3100      360             1              119                 59
  452    Villa d'Venus                                         6.9100      360             1              119                 23
  453    Eckerd Drugs                                          7.3750      330             1              119                 47
  454    3848-3870 East Foothill Boulevard (East Pasadena)     7.0500      360             2              142                 76
  455    Westporte Apartments                                  6.7580      360             2              118                 58
  456    Best Western St. Augustine                            8.1250      240             1              239                 24
  457    Nalley Valley Self Storage                            7.3500      300             2              238                 46
  458    Woodley Apartments                                    7.2280      360             4              116                 44
  459    Hidden Park Apartments                                7.2140      360             4              116                 44
  460    Saum Apartments                                       7.2140      360             4              116                 44
  461    Days Inn/Kingsland                                    7.8750      240             2              238                 46
  462    P Street                                              7.3750      360             5              115                 43
  463    Canoga Apartments                                     7.1130      360             6              114                 42
  464    Rite Aid Pharmacy (Liberty)                           7.0200      288             2              236                 94
  465    Woodway Apartments                                    7.2500      360             1              119                 47
  466    CVS Pharmacy (Philadelphia)                           6.9700      239             2              237                 118
  467    Eckerd Wildwood                                       7.6900      239             3              236                 93
  468    Arrow Press Properties                                7.9990      360             4              116                 44
  469    Northbrook Apartments                                 7.1510      360             2              118                 46
  470    Best Western Statesville                              8.3750      180             5              175                 55
  471    CVS Drug Store (Martinsville)                         7.3200      238             3              235                 117
  472    Sunnyside Acres Mobile Home Park                      7.0580      360             2              118                 46
  473    Auto/Retail Facility (Lauderhill)                     7.5400      300             1              119                 59
  474    Campostella Corners Shopping Center                   7.2300      360             2              118                 46
  475    Shops at State Bridge                                 6.9200      300             2              118                 58
  476    901 W. Jackson Boulevard                              7.3560      360             4              116                 44
  477    155 North Beacon Street                               7.8750      300             3               81                 45
  478    Eckerd Oviedo                                         7.1600      227             4              223                 92
  479    Fairfield Inn (Musselman-Mt.Sterling)                 7.6720      300             4              116                 56
  480    Hampton Inn (Musselman-Elizabethtown)                 7.6720      300             4              116                 56
  481    Stone Pine Center                                     7.7630      300             5              115                 43
  482    CVS Pharmacy (Vernon)                                 7.2500      240             6              234                 54
  483    Shannon Square                                        7.5500      360             2              118                 46
  484    The Aspens                                            7.3510      360             2              118                 46
  485    Casa Del Sol                                          7.6750      300             2              118                 46
  486    Newtonian Gardens                                     7.8700      360             3              117                 45
  487    Rite Aid Gaylord                                      7.1250      284             1              236                 71
  488    Springwood Village Shopping Center                    7.9590      360             5              115                 43
  489    Bella Mar                                             8.1250      300             4              116                 44
  490    Amerihost Inn - Macomb                                7.6250      240             5              235                 55
  491    Amerihost Inn-Lancaster                               7.6250      240             5              235                 55
  492    Amerihost Inn - Logan                                 7.6250      240             5              235                 55
  493    Amerihost Inn- Jeffersonville                         7.6250      240             5              235                 55
  494    Eckerd Drug Store (Jacksonville)                      7.2800      298             2              236                 118
  495    CVS Brazil                                            6.9375      237             3              234                 93
  496    Gardner Plaza                                         7.2600      360             1              119                 47
  497    Lobo Canyon Shopping Center                           7.5000      300             1              119                 47
  498    Officemax Free-Standing Retail/Commercial Building    7.2900      300             1              119                 47
  499    Saint Charles Place                                   7.0625      360             3              117                 45
  500    The In-Line Retail Shop Space (Peoria)                8.2400      360             6              114                 42
  501    Western Hills Shopping Center                         7.6560      324             4              116                 44
  502    Eckerd Drug Store (Ft. Myers)                         6.9200      234             2              232                 118

                                                                                                        LTV at
Control                                                                             Cut-off Date        ARD or
  No.    Property Name                                             DSCR (x)           LTV (%)        Maturity (%)
====================================================================================================================
  432    Walgreens Pharmacy (Miami)                                   NAP               NAP              18.2
  433    Eckerd Ventnor                                               NAP               NAP              0.0
  434    Capitol Warehouse Building                                  1.32               74.4             0.0
  435    North Oaks Manor Apartments                                 1.53               79.8             69.8
  436    6100 Capital Center                                         1.28               74.9             67.1
  437    Rite Aid Virginia Beach                                      NAP               NAP              0.0
  438    Rite Aid Roanoke                                             NAP               NAP              0.0
  439    The Business Centre at Riverside                            1.43               69.2             60.3
  440    The Manors Apartments                                       1.34               75.8             67.4
  441    FAA Building                                                1.10               63.0             0.0
  442    Eckerd Houma                                                 NAP               NAP              0.0
  443    Antelope Valley Mall                                        1.30               74.6             51.2
  444    Chateau Imperial                                            1.39               80.0             69.6
  445    Glenoaks Apartments                                         1.48               74.7             65.6
  446    Lucky/Sav-On Center                                         1.57               56.3             49.6
  447    Eckerd Winslow                                               NAP               NAP              0.0
  448    Walgreens - Richmond                                         NAP               NAP              0.0
  449    Stoughton Plaza                                             1.29               74.9             66.2
  450    PetsMart Inc.                                               1.27               79.2             69.9
  451    Cobblestone Village Shopping Center                         1.54               58.3             51.3
  452    Villa d'Venus                                               1.35               79.9             69.6
  453    Eckerd Drugs                                                1.36               77.1             65.6
  454    3848-3870 East Foothill Boulevard (East Pasadena)           1.29               78.3             65.5
  455    Westporte Apartments                                        1.53               74.1             64.3
  456    Best Western St. Augustine                                  1.71               69.9             3.2
  457    Nalley Valley Self Storage                                  1.31               67.6             27.6
  458    Woodley Apartments                                          1.57               74.8             65.8
  459    Hidden Park Apartments                                      1.48               77.5             68.2
  460    Saum Apartments                                             1.49               77.5             68.2
  461    Days Inn/Kingsland                                          1.67               71.0             3.1
  462    P Street                                                    1.25               76.8             67.9
  463    Canoga Apartments                                           1.43               74.9             65.8
  464    Rite Aid Pharmacy (Liberty)                                  NAP               NAP              30.2
  465    Woodway Apartments                                          1.31               79.9             70.2
  466    CVS Pharmacy (Philadelphia)                                  NAP               NAP              0.0
  467    Eckerd Wildwood                                              NAP               NAP              0.0
  468    Arrow Press Properties                                      1.11               75.1             67.3
  469    Northbrook Apartments                                       1.34               69.0             60.6
  470    Best Western Statesville                                    1.40               66.2             1.7
  471    CVS Drug Store (Martinsville)                                NAP               NAP              0.0
  472    Sunnyside Acres Mobile Home Park                            1.31               74.9             65.5
  473    Auto/Retail Facility (Lauderhill)                           1.41               74.7             60.8
  474    Campostella Corners Shopping Center                         1.30               76.8             67.5
  475    Shops at State Bridge                                       1.34               74.5             59.6
  476    901 W. Jackson Boulevard                                    1.54               68.8             60.7
  477    155 North Beacon Street                                     1.45               76.7             67.7
  478    Eckerd Oviedo                                                NAP               NAP              0.0
  479    Fairfield Inn (Musselman-Mt.Sterling)                       1.53               68.7             56.3
  480    Hampton Inn (Musselman-Elizabethtown)                       1.70               55.3             45.3
  481    Stone Pine Center                                           1.51               69.8             57.4
  482    CVS Pharmacy (Vernon)                                        NAP               NAP              0.0
  483    Shannon Square                                              1.34               74.9             66.4
  484    The Aspens                                                  1.25               77.0             67.9
  485    Casa Del Sol                                                1.57               56.4             46.2
  486    Newtonian Gardens                                           1.31               64.9             57.9
  487    Rite Aid Gaylord                                             NAP               NAP              30.6
  488    Springwood Village Shopping Center                          1.30               74.8             67.0
  489    Bella Mar                                                   1.42               35.3             29.3
  490    Amerihost Inn - Macomb                                      1.42               69.0             2.7
  491    Amerihost Inn-Lancaster                                     1.49               55.2             2.2
  492    Amerihost Inn - Logan                                       1.40               63.6             2.5
  493    Amerihost Inn- Jeffersonville                               1.41               63.6             2.5
  494    Eckerd Drug Store (Jacksonville)                            1.21               77.8             31.6
  495    CVS Brazil                                                   NAP               NAP              0.0
  496    Gardner Plaza                                               1.54               65.5             57.5
  497    Lobo Canyon Shopping Center                                 1.33               73.0             59.4
  498    Officemax Free-Standing Retail/Commercial Building          1.33               73.0             59.0
  499    Saint Charles Place                                         1.50               72.9             63.8
  500    The In-Line Retail Shop Space (Peoria)                      1.42               64.5             58.2
  501    Western Hills Shopping Center                               1.28               67.6             57.6
  502    Eckerd Drug Store (Ft. Myers)                                NAP               NAP              0.0

                                                          Original         Remaining
Control                                                 Interest-Only    Interest-Only    Amortization                  Cut-off Date
  No.    Property Name                                 Period (months)  Period (months)   Type                          Balance ($)
====================================================================================================================================
  503    Keep it Self Storage - Van Nuys                                                  Balloon                       1,891,488.86
  504    Crystal Inn (Brigham City)                                                       ARD                           1,891,128.86
  505    421 Germantown Pike                                                              Balloon                       1,891,079.46
  506    Katella/Knott Shopping Center                                                    Fully Amortizing              1,888,355.34
  507    Amerihost Inn-Sycamore                                                           Fully Amortizing              1,883,301.94
  509    Eckerd Shreveport                                                                Fully Amortizing              1,864,065.74
  510    825 Pine Street Apartments                                                       Balloon                       1,862,440.71
  511    Ocean Villa Townhomes #1                                                         Balloon                       1,847,448.95
  512    Revco Pharmacy (Decatur)                                                         Fully Amortizing              1,840,419.99
  513    Burbank Villas Apartments                                                        Balloon                       1,824,386.08
  514    Crestwood Apartments                                                             Balloon                       1,817,376.36
  515    121 Greene Street                                                                Balloon                       1,800,000.00
  516    Payson Center                                                                    Balloon                       1,797,620.30
  517    Sunrise Condominiums                                                             Balloon                       1,794,157.35
  518    Village Woods Commons Shopping Center                                            ARD                           1,792,241.27
  519    Days Inn (Prescott Valley)                                                       Fully Amortizing              1,790,697.82
  520    Inbus Engineering Building                                                       Fully Amortizing              1,777,871.31
  521    CVS Pharmacy (Lancaster)                                                         Fully Amortizing              1,765,000.00
  522    Warehouse Specialists - 1097 Ehlers Road                                         Fully Amortizing              1,764,555.20
  523    Cedars St. Paul Apts.                                                            Balloon                       1,757,481.94
  524    McClintock Office Plaza                                                          Balloon                       1,748,704.62
  525    Galaxy Shopping Center                                                           ARD                           1,745,149.43
  526    Crestwood Station Shopping Center                                                ARD                           1,744,600.57
  527    Village Pines                                                                    Balloon                       1,742,848.98
  528    395-435 East O'Keefe Street                                                      Balloon                       1,741,530.67
  529    Price Savers Center                                                              ARD                           1,722,787.60
  530    Indian Village Shopping Center                                                   Fully Amortizing              1,708,262.64
  531    Caledon Wood Professional Park                                                   ARD                           1,705,674.66
  532    4445 West 16th Street                                                            Balloon                       1,698,200.81
  533    6 Fortune Drive                                                                  Balloon                       1,697,966.99
  534    Fairmount Apartments                                                             Balloon                       1,697,942.60
  535    Palms Apartments                                                                 Balloon                       1,697,751.38
  536    Georgetown Village Apartments                                                    Balloon                       1,697,602.64
  537    336 Washington Street (Boston Private)                                           ARD                           1,697,590.85
  538    CVS Tipton                                                                       Fully Amortizing              1,668,582.84
  539    State Farm Cranford                                                              Fully Amortizing              1,666,978.73
  540    La Jolla Court Apartments                                                        Balloon                       1,652,187.67
  541    CVS York                                                                         Fully Amortizing              1,645,957.00
  542    Hodges Warehouse (Hodges II)                                                     Fully Amortizing              1,645,107.98
  543    Kling Street Apartments                                                          Balloon                       1,635,711.37
  544    Eckerd Drug Store (Camden)                                                       Fully Amortizing              1,631,475.16
  545    CVS Drug Store (Mableton)                                                        Fully Amortizing              1,605,822.34
  546    CVS Rockville                                                                    Fully Amortizing              1,604,207.35
  547    CVS Edinburgh                                                                    Fully Amortizing              1,599,803.95
  548    Fry's Greenfield Plaza                                                           Balloon                       1,597,884.71
  549    Target Center                                                                    Balloon                       1,596,484.25
  550    CVS Greece                                                                       Fully Amortizing              1,595,748.59
  551    Ames Plaza (Amenia)                                                              Balloon                       1,595,195.82
  552    North Creek Townhomes                                                            Balloon                       1,594,881.62
  553    Hilltop Village Shopping Center                                                  ARD                           1,594,743.67
  554    Friendly Square Shopping Center                                                  Balloon                       1,588,764.57
  555    Eckerd Oldsmar                                                                   Fully Amortizing              1,587,542.88
  556    Henderson Mall                                                                   Balloon                       1,575,000.00
  557    Anchor Self Storage - Glendora                                                   Balloon                       1,556,622.29
  558    8614 Burton Way Apts.                                                            Balloon                       1,548,751.88
  559    Four Industrial Buildings (Great S.W. Industrial)                                Balloon                       1,546,386.62
  560    Spa Business Center                                                              Balloon                       1,545,038.11
  561    Warehouse Specialists - Harrison Street                                          Fully Amortizing              1,540,879.18
  562    Port Jefferson Medical Park                                                      ARD                           1,520,687.32
  563    Ashcroft Industrial Park                                                         ARD                           1,515,445.10
  564    8586-8588 Potter Park Drive (Palmer Ranch)                                       Balloon                       1,498,880.08
  565    New Hampshire Apartments                                                         Balloon                       1,498,839.13
  566    Villa Fontana Apartments                                                         Balloon                       1,496,067.38
  567    Briarcliff                                                                       Fully Amortizing              1,493,242.99
  569    Duna Vista Mobile Home Park                                                      Fully Amortizing              1,486,040.28
  570    Calvert Apartments                                                               Balloon                       1,470,406.50
  571    177 E. Evelyn Avenue                                                             Balloon                       1,467,025.62
  572    Oakland State Garage                                                             Balloon                       1,462,085.02
  573    IHOP Kannapolis                                                                  Fully Amortizing              1,457,928.76
  574    Park Rochester Apartments                                                        Balloon                       1,453,916.87
  575    West Town Professional Center                                                    Balloon                       1,446,464.48

                                                                                   Balloon/
Control                                                           Monthly          ARD
  No.    Property Name                                            P&I ($)          Balance             ARD          Maturity
====================================================================================================================================
  503    Keep it Self Storage - Van Nuys                           14,251.60         791,862                         1/1/18
  504    Crystal Inn (Brigham City)                                13,929.79       1,227,294        12/31/12         1/1/23
  505    421 Germantown Pike                                       13,886.71       1,536,892                         1/1/08
  506    Katella/Knott Shopping Center                             17,472.09               -                         3/1/13
  507    Amerihost Inn-Sycamore                                    15,451.82          73,608                        12/1/17
  509    Eckerd Shreveport                                          Step*                  -                         9/1/17
  510    825 Pine Street Apartments                                13,456.40       1,663,654                        11/1/07
  511    Ocean Villa Townhomes #1                                  12,558.83       1,622,569                         3/1/08
  512    Revco Pharmacy (Decatur)                                  14,490.34               -                         1/1/18
  513    Burbank Villas Apartments                                 12,217.72       1,596,101                         3/1/08
  514    Crestwood Apartments                                      12,132.96       1,588,681                         3/1/08
  515    121 Greene Street                                         12,536.60       1,589,200                         5/1/08
  516    Payson Center                                             12,426.02       1,585,615                         3/1/08
  517    Sunrise Condominiums                                      12,091.72       1,573,297                         1/1/08
  518    Village Woods Commons Shopping Center                     13,785.55       1,479,199         1/1/08          1/1/23
  519    Days Inn (Prescott Valley)                                14,984.31               -                         2/1/18
  520    Inbus Engineering Building                                16,590.22               -                         1/1/13
  521    CVS Pharmacy (Lancaster)                                   Step*                  -                         2/1/19
  522    Warehouse Specialists - 1097 Ehlers Road                  16,391.49          37,508                         3/1/13
  523    Cedars St. Paul Apts.                                     11,769.67       1,537,568                         3/1/08
  524    McClintock Office Plaza                                   12,251.84       1,546,923                         4/1/08
  525    Galaxy Shopping Center                                    12,706.94       1,560,367         1/1/08          1/1/28
  526    Crestwood Station Shopping Center                         12,060.59       1,539,772         1/1/08          1/1/28
  527    Village Pines                                             12,796.06       1,408,020                         1/1/08
  528    395-435 East O'Keefe Street                               11,910.80       1,531,967                         2/1/08
  529    Price Savers Center                                       12,049.64       1,095,413         3/1/18          3/1/28
  530    Indian Village Shopping Center                            15,127.09               -                         1/1/15
  531    Caledon Wood Professional Park                            11,746.57       1,503,061         2/1/08          2/1/28
  532    4445 West 16th Street                                     12,171.66       1,511,242                         3/1/08
  533    6 Fortune Drive                                           12,233.01       1,368,654                         4/1/08
  534    Fairmount Apartments                                      12,151.15       1,365,493                         4/1/08
  535    Palms Apartments                                          11,733.37       1,497,449                         3/1/08
  536    Georgetown Village Apartments                             11,436.01       1,487,463                         3/1/08
  537    336 Washington Street (Boston Private)                    11,413.09       1,306,748         3/1/13          3/1/28
  538    CVS Tipton                                                13,339.39               -                        11/1/17
  539    State Farm Cranford                                        Step*                  -                        12/1/07
  540    La Jolla Court Apartments                                 12,116.49       1,463,488                         1/1/05
  541    CVS York                                                  12,688.15               -                         2/1/18
  542    Hodges Warehouse (Hodges II)                              15,493.27               -                         4/1/13
  543    Kling Street Apartments                                   11,048.98       1,434,316                         2/1/08
  544    Eckerd Drug Store (Camden)                                 Step*                  -                        11/1/17
  545    CVS Drug Store (Mableton)                                  Step*                  -                         1/1/18
  546    CVS Rockville                                             12,524.77               -                        11/1/17
  547    CVS Edinburgh                                             12,789.54               -                        11/1/17
  548    Fry's Greenfield Plaza                                    11,045.35       1,409,436                         3/1/08
  549    Target Center                                             11,514.45       1,288,409                         3/1/08
  550    CVS Greece                                                 Step*                  -                         1/1/18
  551    Ames Plaza (Amenia)                                       11,176.48       1,412,674                         1/1/08
  552    North Creek Townhomes                                     10,828.14       1,401,185                         1/1/08
  553    Hilltop Village Shopping Center                           11,860.17       1,303,527         1/1/08          1/1/23
  554    Friendly Square Shopping Center                           10,868.18       1,396,815                         4/1/08
  555    Eckerd Oldsmar                                             Step*                  -                         1/1/17
  556    Henderson Mall                                            12,147.87       1,126,958                         5/1/08
  557    Anchor Self Storage - Glendora                            11,305.96       1,259,247                         3/1/08
  558    8614 Burton Way Apts.                                     10,406.04       1,355,306                         4/1/08
  559    Four Industrial Buildings (Great S.W. Industrial)         11,333.65       1,231,642                         3/1/08
  560    Spa Business Center                                       11,329.08       1,384,587                        12/1/07
  561    Warehouse Specialists - Harrison Street                   14,313.70          32,753                         3/1/13
  562    Port Jefferson Medical Park                               10,967.47       1,356,466         1/1/08          1/1/28
  563    Ashcroft Industrial Park                                  10,628.06       1,342,378         1/1/08          1/1/28
  564    8586-8588 Potter Park Drive (Palmer Ranch)                10,457.42       1,324,498                         4/1/08
  565    New Hampshire Apartments                                  10,273.37       1,387,500                         4/1/05
  566    Villa Fontana Apartments                                  10,090.60       1,311,361                         2/1/08
  567    Briarcliff                                                11,216.92          98,025                         1/1/23
  569    Duna Vista Mobile Home Park                               13,703.94               -                         2/1/13
  570    Calvert Apartments                                        10,118.19       1,296,252                         1/1/08
  571    177 E. Evelyn Avenue                                      10,995.46       1,199,482                         3/1/08
  572    Oakland State Garage                                      12,021.78       1,027,554                        12/1/07
  573    IHOP Kannapolis                                            Step*                  -                         9/1/22
  574    Park Rochester Apartments                                  9,736.73       1,271,988                         3/1/08
  575    West Town Professional Center                             10,173.38       1,281,462                         2/1/08

                                                                         Original                    Remaining Term       Remaining
Control                                                        Gross   Amortization     Seasoning  to ARD or Maturity      Lockout
  No.    Property Name                                        Rate (%) Term (months)    (months)        (months)            Months
===================================================================================================================================
  503    Keep it Self Storage - Van Nuys                       7.6700      300             4              236                 44
  504    Crystal Inn (Brigham City)                            7.4100      300             4              176                 80
  505    421 Germantown Pike                                   7.3750      300             4              116                 44
  506    Katella/Knott Shopping Center                         7.3690      180             2              178                 46
  507    Amerihost Inn-Sycamore                                7.6250      240             5              235                 55
  509    Eckerd Shreveport                                     7.7800      237             5              232                 115
  510    825 Pine Street Apartments                            7.7960      360             6              114                 42
  511    Ocean Villa Townhomes #1                              7.2010      360             2              118                 46
  512    Revco Pharmacy (Decatur)                              7.1000      237             1              236                 119
  513    Burbank Villas Apartments                             7.0510      360             2              118                 46
  514    Crestwood Apartments                                  7.0200      360             2              118                 46
  515    121 Greene Street                                     7.4600      360             0              120                 48
  516    Payson Center                                         7.3700      360             2              118                 46
  517    Sunrise Condominiums                                  7.0960      360             4              116                 44
  518    Village Woods Commons Shopping Center                 7.9100      300             4              116                 56
  519    Days Inn (Prescott Valley)                            7.9360      240             3              237                 117
  520    Inbus Engineering Building                            7.4060      180             4              176                 44
  521    CVS Pharmacy (Lancaster)                              6.9000      249             0              249                 120
  522    Warehouse Specialists - 1097 Ehlers Road              7.4375      180             2              178                 70
  523    Cedars St. Paul Apts.                                 7.0510      360             2              118                 46
  524    McClintock Office Plaza                               7.5130      360             1              119                 59
  525    Galaxy Shopping Center                                7.8900      360             4              116                 44
  526    Crestwood Station Shopping Center                     7.3530      360             4              116                 44
  527    Village Pines                                         7.3800      300             4              116                 44
  528    395-435 East O'Keefe Street                           7.2500      360             3              117                 45
  529    Price Savers Center                                   7.4900      360             2              238                 142
  530    Indian Village Shopping Center                        7.6400      204             4              200                 80
  531    Caledon Wood Professional Park                        7.3200      360             3              117                 45
  532    4445 West 16th Street                                 7.7400      358             0              118                 46
  533    6 Fortune Drive                                       7.2000      300             1              119                 47
  534    Fairmount Apartments                                  7.1250      300             1              119                 47
  535    Palms Apartments                                      7.3680      360             2              118                 46
  536    Georgetown Village Apartments                         7.1100      360             2              118                 46
  537    336 Washington Street (Boston Private)                7.0900      360             2              178                 82
  538    CVS Tipton                                            7.2500      237             3              234                 93
  539    State Farm Cranford                                   7.5625      120             5              115                 43
  540    La Jolla Court Apartments                             7.3600      300             4               80                 32
  541    CVS York                                              6.8500      239             2              237                 94
  542    Hodges Warehouse (Hodges II)                          7.7100      180             1              179                 83
  543    Kling Street Apartments                               7.1250      360             3              117                 45
  544    Eckerd Drug Store (Camden)                            7.4200      238             4              234                 116
  545    CVS Drug Store (Mableton)                             6.9700      238             2              236                 118
  546    CVS Rockville                                         6.9375      237             3              234                 93
  547    CVS Edinburgh                                         7.2500      237             3              234                 93
  548    Fry's Greenfield Plaza                                7.3700      360             2              118                 46
  549    Target Center                                         7.2010      300             2              118                 46
  550    CVS Greece                                            7.0000      238             2              236                 94
  551    Ames Plaza (Amenia)                                   7.4900      360             4              116                 32
  552    North Creek Townhomes                                 7.1700      360             4              116                 24
  553    Hilltop Village Shopping Center                       7.5200      298             1              116                 44
  554    Friendly Square Shopping Center                       7.2700      360             1              119                 35
  555    Eckerd Oldsmar                                        7.3000      230             6              224                 90
  556    Henderson Mall                                        7.2100      252             0              120                 48
  557    Anchor Self Storage - Glendora                        7.2800      300             2              118                 46
  558    8614 Burton Way Apts.                                 7.0900      360             1              119                 47
  559    Four Industrial Buildings (Great S.W. Industrial)     7.3800      300             2              118                 46
  560    Spa Business Center                                   7.9590      360             5              115                 43
  561    Warehouse Specialists - Harrison Street               7.4375      180             2              178                 70
  562    Port Jefferson Medical Park                           7.7900      360             4              116                 80
  563    Ashcroft Industrial Park                              7.5000      360             4              116                 44
  564    8586-8588 Potter Park Drive (Palmer Ranch)            7.4700      360             1              119                 59
  565    New Hampshire Apartments                              7.2900      360             1               83                 24
  566    Villa Fontana Apartments                              7.1100      360             3              117                 45
  567    Briarcliff                                            7.6350      300             4              296                 24
  569    Duna Vista Mobile Home Park                           7.2630      180             3              177                 45
  570    Calvert Apartments                                    7.3060      360             4              116                 44
  571    177 E. Evelyn Avenue                                  7.6380      300             2              118                 46
  572    Oakland State Garage                                  7.6540      240             5              115                 43
  573    IHOP Kannapolis                                       7.8750      293             1              292                 95
  574    Park Rochester Apartments                             7.0510      360             2              118                 46
  575    West Town Professional Center                         7.5350      360             3              117                 45

                                                                                                        LTV at
Control                                                                             Cut-off Date        ARD or
  No.    Property Name                                             DSCR (x)           LTV (%)        Maturity (%)
====================================================================================================================
  503    Keep it Self Storage - Van Nuys                            1.32               68.8             28.8
  504    Crystal Inn (Brigham City)                                 1.49               59.1             38.4
  505    421 Germantown Pike                                        1.26               74.2             60.3
  506    Katella/Knott Shopping Center                              1.45               53.7             0.0
  507    Amerihost Inn-Sycamore                                     1.41               67.3             2.6
  509    Eckerd Shreveport                                           NAP               NAP              0.0
  510    825 Pine Street Apartments                                 1.20               70.0             62.5
  511    Ocean Villa Townhomes #1                                   1.40               80.3             70.6
  512    Revco Pharmacy (Decatur)                                    NAP               NAP              0.0
  513    Burbank Villas Apartments                                  1.34               73.0             63.8
  514    Crestwood Apartments                                       1.31               63.8             55.7
  515    121 Greene Street                                          1.37               75.0             66.2
  516    Payson Center                                              1.36               71.9             63.4
  517    Sunrise Condominiums                                       1.30               64.7             56.7
  518    Village Woods Commons Shopping Center                      1.34               74.7             61.6
  519    Days Inn (Prescott Valley)                                 1.45               74.6             0.0
  520    Inbus Engineering Building                                 1.38               53.2             0.0
  521    CVS Pharmacy (Lancaster)                                    NAP               NAP              0.0
  522    Warehouse Specialists - 1097 Ehlers Road                   1.54               53.5             1.1
  523    Cedars St. Paul Apts.                                      1.51               78.1             68.3
  524    McClintock Office Plaza                                    1.34               74.4             65.8
  525    Galaxy Shopping Center                                     1.40               72.7             65.0
  526    Crestwood Station Shopping Center                          1.85               38.8             34.2
  527    Village Pines                                              1.26               79.2             64.0
  528    395-435 East O'Keefe Street                                1.27               72.6             63.8
  529    Price Savers Center                                        1.38               74.9             47.6
  530    Indian Village Shopping Center                             1.45               74.3             0.0
  531    Caledon Wood Professional Park                             1.34               74.8             65.9
  532    4445 West 16th Street                                      1.42               60.7             54.0
  533    6 Fortune Drive                                            1.36               60.6             48.9
  534    Fairmount Apartments                                       1.26               77.2             62.1
  535    Palms Apartments                                           1.34               74.8             66.0
  536    Georgetown Village Apartments                              1.25               78.6             68.9
  537    336 Washington Street (Boston Private)                     1.36               72.2             55.6
  538    CVS Tipton                                                  NAP               NAP              0.0
  539    State Farm Cranford                                         NAP               NAP              0.0
  540    La Jolla Court Apartments                                  1.33               74.6             66.1
  541    CVS York                                                    NAP               NAP              0.0
  542    Hodges Warehouse (Hodges II)                               1.29               65.8             0.0
  543    Kling Street Apartments                                    1.28               79.8             70.0
  544    Eckerd Drug Store (Camden)                                  NAP               NAP              0.0
  545    CVS Drug Store (Mableton)                                   NAP               NAP              0.0
  546    CVS Rockville                                               NAP               NAP              0.0
  547    CVS Edinburgh                                               NAP               NAP              0.0
  548    Fry's Greenfield Plaza                                     1.65               63.9             56.4
  549    Target Center                                              1.56               74.6             60.2
  550    CVS Greece                                                  NAP               NAP              0.0
  551    Ames Plaza (Amenia)                                        1.38               63.8             56.5
  552    North Creek Townhomes                                      1.28               72.5             63.7
  553    Hilltop Village Shopping Center                            1.34               66.5             54.3
  554    Friendly Square Shopping Center                            1.36               69.1             60.7
  555    Eckerd Oldsmar                                              NAP               NAP              0.0
  556    Henderson Mall                                             1.28               67.7             48.5
  557    Anchor Self Storage - Glendora                             1.30               65.5             53.0
  558    8614 Burton Way Apts.                                      1.31               70.4             61.6
  559    Four Industrial Buildings (Great S.W. Industrial)          1.67               44.2             35.2
  560    Spa Business Center                                        1.33               74.5             66.7
  561    Warehouse Specialists - Harrison Street                    1.46               64.2             1.4
  562    Port Jefferson Medical Park                                1.26               62.1             55.4
  563    Ashcroft Industrial Park                                   1.30               77.7             68.8
  564    8586-8588 Potter Park Drive (Palmer Ranch)                 1.29               74.9             66.2
  565    New Hampshire Apartments                                   1.28               74.9             69.4
  566    Villa Fontana Apartments                                   1.39               74.8             65.6
  567    Briarcliff                                                 1.43               67.9             4.5
  569    Duna Vista Mobile Home Park                                1.14               55.0             0.0
  570    Calvert Apartments                                         1.50               79.9             70.5
  571    177 E. Evelyn Avenue                                       1.53               69.9             57.1
  572    Oakland State Garage                                       1.42               75.0             52.7
  573    IHOP Kannapolis                                             NAP               NAP              0.0
  574    Park Rochester Apartments                                  1.54               56.6             49.5
  575    West Town Professional Center                              1.48               72.3             64.1

                                                          Original         Remaining
Control                                                 Interest-Only    Interest-Only    Amortization                  Cut-off Date
  No.    Property Name                                 Period (months)  Period (months)   Type                          Balance ($)
====================================================================================================================================
  576    CVS Aiken                                                                        Fully Amortizing              1,436,118.62
  577    Garage Loft Apartments                                                           ARD                           1,435,402.50
  578    Rite-Aid Pharmacy (Waynesburg)                                                   Balloon                       1,426,496.18
  579    Forest Glen                                                                      Balloon                       1,421,618.18
  580    Revco Drug Store                                                                 Balloon                       1,420,431.88
  581    Rite Aid Pharmacey (Hogansville)                                                 Fully Amortizing              1,413,906.15
  582    Revco Pharmacy (Oak Ridge)                                                       Fully Amortizing              1,413,228.06
  583    Imperial Plaza Office Building                                                   ARD                           1,398,946.34
  584    Overlook Court                                                                   Balloon                       1,398,927.25
  585    10051 Pasadena Avenue                                                            Balloon                       1,397,163.99
  586    Clifford Pacific Business Park                                                   Balloon                       1,396,259.85
  587    Glynbrook Estates                                                                Balloon                       1,395,038.52
  588    Cypress Winds                                                                    Balloon                       1,390,838.57
  589    66 West 84th Street                                                              ARD                           1,376,574.41
  590    Canon Perdido                                                                    Balloon                       1,373,982.61
  591    Panorama Medical Arts Building                                                   Balloon                       1,365,634.97
  592    IHOP Gastonia                                                                    Fully Amortizing              1,362,341.15
  593    Taylor Gardens                                                                   Balloon                       1,346,725.69
  594    Tara Ridge Apartments                                                            Balloon                       1,346,566.52
  595    Camelot and Circle Inn Mobile Home Parks                                         Balloon                       1,345,749.00
  596    Shoppes of Pembroke                                                              ARD                           1,326,253.83
  597    Normandy Retail Center                                                           Balloon                       1,298,285.64
  598    La Tijera Manor Apartments                                                       Balloon                       1,298,280.46
  599    Applied Companies Building                                                       Balloon                       1,297,300.01
  600    238-268 Post Road                                                                Balloon                       1,295,028.76
  601    Warehouse Specialists - 1286 Ehlers Road                                         Fully Amortizing              1,292,350.28
  602    Warehouse Specialists - Dixie Street                                             Fully Amortizing              1,292,350.28
  604    IHOP Wilmington                                                                  Fully Amortizing              1,264,040.35
  605    Eckerd Kernersville                                                              Fully Amortizing              1,258,690.89
  606    Eckerds Easley                                                                   Fully Amortizing              1,256,879.83
  607    Rincon Plaza                                                                     Balloon                       1,253,340.82
  608    Eckerd Store (Mt. Holly)                                                         Fully Amortizing              1,235,810.25
  609    University Court Apartments                                                      Balloon                       1,230,003.85
  610    Patrick Business Park                                                            Balloon                       1,225,749.60
  611    Eckerd Store (Florence)                                                          Fully Amortizing              1,217,660.73
  612    222 Post Road                                                                    Balloon                       1,215,334.67
  613    Ocean Villa Townhomes #3                                                         Balloon                       1,198,345.26
  614    Kennestone Corners Business Center                                               Balloon                       1,197,430.82
  615    Kings Tree Apartments                                                            Balloon                       1,196,993.15
  616    Rite Aid Pharmacy (Williamsport)                                                 Fully Amortizing              1,192,416.56
  617    CVS Pharmacy (Westbrook)                                                         Fully Amortizing              1,162,826.18
  618    Brookhill Plaza                                                                  Balloon                       1,158,791.94
  619    Lexington Village Apartments                                                     Balloon                       1,149,068.46
  620    2715 Agate Court                                                                 Balloon                       1,147,038.62
  621    Townsgate Atrium                                                                 Balloon                       1,130,478.49
  622    Carey Hill Plaza                                                                 Balloon                       1,120,962.08
  623    Edison Apartments                                                                Balloon                       1,102,685.96
  624    Warehouse Specialists - Bell Street                                              Fully Amortizing              1,093,527.16
  625    Warehouse Specialists - Combined Locks                                           Fully Amortizing              1,093,527.16
  626    A-Advance Self-Storage                                                           Fully Amortizing              1,083,699.73
  627    Williamstown Bay                                                                 Balloon                       1,074,983.00
  628    52 Liberty Street                                                                Balloon                       1,064,955.41
  629    Highview Apartments                                                              Balloon                       1,060,000.00
  630    Kingwood                                                                         Balloon                       1,059,090.79
  631    Nob Hill Office Park                                                             Balloon                       1,048,643.01
  632    North Post Oak Business Center                                                   ARD                           1,047,141.55
  633    Morningside Square Apartments                                                    Balloon                       1,044,004.88
  634    Randall Court Apartments                                                         Balloon                       1,012,794.54
  635    Dillard Office Building                                                          Balloon                         997,934.48
  636    128th Street Warehouse                                                           Balloon                         997,930.56
  637    Briarcliff Mews Apartments                                                       Balloon                         997,476.59
  638    Westgate Apartments                                                              Balloon                         997,277.19
  639    Broadmoor Apartments                                                             Balloon                         997,248.62
  640    Wolfpack Village Apartments                                                      Fully Amortizing                995,293.89
  641    William Tell Apartments                                                          Balloon                         993,266.00
  642    13Th South Self Storage                                                          Balloon                         992,949.59
  643    19-25 Brighton Avenue                                                            Balloon                         989,227.70
  644    The In-Line Shop Space (Chandler)                                                ARD                             972,608.45
  645    Haverford Apartments                                                             Balloon                         970,329.45
  646    Crates shopping center                                                           Balloon                         958,969.88
  647    Dahnert Park Apartments                                                          ARD                             957,508.82

                                                                                   Balloon/
Control                                                           Monthly          ARD
  No.    Property Name                                            P&I ($)          Balance             ARD          Maturity
====================================================================================================================================
  576    CVS Aiken                                                 11,306.74               -                         2/1/18
  577    Garage Loft Apartments                                     9,755.07       1,261,393         1/1/08          1/1/28
  578    Rite-Aid Pharmacy (Waynesburg)                            10,852.98         470,001                        12/1/15
  579    Forest Glen                                                9,682.38       1,228,800                         2/1/08
  580    Revco Drug Store                                           9,835.21       1,253,433                         2/1/08
  581    Rite Aid Pharmacey (Hogansville)                          11,756.17               -                         2/1/17
  582    Revco Pharmacy (Oak Ridge)                                 Step*                  -                         8/1/15
  583    Imperial Plaza Office Building                             9,721.99       1,234,946         4/1/08          4/1/28
  584    Overlook Court                                             9,636.08       1,232,116                         4/1/08
  585    10051 Pasadena Avenue                                     10,466.38       1,142,159                         3/1/08
  586    Clifford Pacific Business Park                             9,314.23       1,288,286                         2/1/05
  587    Glynbrook Estates                                          9,789.00       1,236,608                        12/1/07
  588    Cypress Winds                                              9,177.03       1,211,347                         4/1/08
  589    66 West 84th Street                                        9,583.10       1,216,392         2/1/08          2/1/28
  590    Canon Perdido                                              9,628.33       1,215,500                         4/1/08
  591    Panorama Medical Arts Building                            10,033.48       1,224,410                        12/1/07
  592    IHOP Gastonia                                              Step*                  -                        12/1/21
  593    Taylor Gardens                                             9,072.43       1,161,178                         2/1/08
  594    Tara Ridge Apartments                                      9,395.62       1,056,458                         3/1/08
  595    Camelot and Circle Inn Mobile Home Parks                   9,209.38       1,184,697                         1/1/08
  596    Shoppes of Pembroke                                        9,583.49       1,054,074         1/1/13          1/1/28
  597    Normandy Retail Center                                     8,983.21       1,145,459                         3/1/08
  598    La Tijera Manor Apartments                                 8,972.58       1,145,107                         3/1/08
  599    Applied Companies Building                                 9,607.73       1,056,430                         3/1/08
  600    238-268 Post Road                                          9,337.94         829,284                         2/1/13
  601    Warehouse Specialists - 1286 Ehlers Road                  12,005.04          27,469                         3/1/13
  602    Warehouse Specialists - Dixie Street                      12,005.04          27,469                         3/1/13
  604    IHOP Wilmington                                            Step*                  -                         9/1/21
  605    Eckerd Kernersville                                        Step*                  -                         6/1/17
  606    Eckerds Easley                                             Step*                  -                         2/1/17
  607    Rincon Plaza                                               8,663.70       1,105,526                         3/1/08
  608    Eckerd Store (Mt. Holly)                                  10,223.72               -                         6/1/17
  609    University Court Apartments                                8,559.29         980,741                         2/1/08
  610    Patrick Business Park                                      8,697.40       1,089,571                        12/1/07
  611    Eckerd Store (Florence)                                   10,094.07               -                         1/1/17
  612    222 Post Road                                              8,763.30         778,250                         2/1/13
  613    Ocean Villa Townhomes #3                                   8,146.27       1,052,477                         3/1/08
  614    Kennestone Corners Business Center                         8,743.38         970,428                         3/1/08
  615    Kings Tree Apartments                                      8,288.10       1,056,263                         2/1/08
  616    Rite Aid Pharmacy (Williamsport)                           9,573.00               -                         2/1/17
  617    CVS Pharmacy (Westbrook)                                   9,433.54               -                        10/1/17
  618    Brookhill Plaza                                            8,509.76       1,038,838                        12/1/07
  619    Lexington Village Apartments                               7,697.37       1,004,755                         4/1/08
  620    2715 Agate Court                                           7,817.75       1,008,118                         2/1/08
  621    Townsgate Atrium                                           8,220.09       1,011,396                        11/1/07
  622    Carey Hill Plaza                                           8,405.34         916,641                         2/1/08
  623    Edison Apartments                                          7,459.73         967,882                         1/1/08
  624    Warehouse Specialists - Bell Street                       10,158.11          23,244                         3/1/13
  625    Warehouse Specialists - Combined Locks                    10,158.11          23,244                         3/1/13
  626    A-Advance Self-Storage                                    10,425.36               -                        12/1/12
  627    Williamstown Bay                                           8,751.16         541,259                         2/1/23
  628    52 Liberty Street                                          7,651.28         949,047                         1/1/08
  629    Highview Apartments                                        7,231.07         930,843                         5/1/08
  630    Kingwood                                                   7,309.30         825,339                        12/1/12
  631    Nob Hill Office Park                                       7,313.02         927,063                         3/1/08
  632    North Post Oak Business Center                             6,908.28         964,379         2/1/05          2/1/28
  633    Morningside Square Apartments                              7,651.14         848,620                        12/1/07
  634    Randall Court Apartments                                   6,924.02         876,713                         1/1/08
  635    Dillard Office Building                                    7,409.44         813,345                         3/1/08
  636    128th Street Warehouse                                     7,402.93         813,101                         3/1/08
  637    Briarcliff Mews Apartments                                 6,991.43         783,676                         3/1/08
  638    Westgate Apartments                                        6,578.65         869,156                         2/1/08
  639    Broadmoor Apartments                                       6,537.91         867,738                         2/1/08
  640    Wolfpack Village Apartments                                7,299.09               -                         1/1/23
  641    William Tell Apartments                                    7,389.91         811,971                        11/1/07
  642    13Th South Self Storage                                    7,718.16         824,134                        10/1/07
  643    19-25 Brighton Avenue                                      6,753.55         869,265                         4/1/08
  644    The In-Line Shop Space (Chandler)                          6,817.34         860,920         2/1/08          2/1/28
  645    Haverford Apartments                                       6,862.13         862,689                        10/1/07
  646    Crates shopping center                                     7,330.12         635,911                         4/1/13
  647    Dahnert Park Apartments                                    6,496.88         739,586         2/1/13          2/1/28

                                                                         Original                    Remaining Term       Remaining
Control                                                        Gross   Amortization     Seasoning  to ARD or Maturity      Lockout
  No.    Property Name                                        Rate (%) Term (months)    (months)        (months)            Months
===================================================================================================================================
  576    CVS Aiken                                             7.1250      238             1              237                 35
  577    Garage Loft Apartments                                7.1800      360             4              116                 44
  578    Rite-Aid Pharmacy (Waynesburg)                        7.2300      263             1              211                 95
  579    Forest Glen                                           7.2100      360             3              117                 45
  580    Revco Drug Store                                      7.3750      360             3              117                 45
  581    Rite Aid Pharmacey (Hogansville)                      7.5400      230             5              225                 115
  582    Revco Pharmacy (Oak Ridge)                            7.3400      208             1              207                 119
  583    Imperial Plaza Office Building                        7.4300      360             1              119                 47
  584    Overlook Court                                        7.3400      360             1              119                 59
  585    10051 Pasadena Avenue                                 7.6320      300             2              118                 46
  586    Clifford Pacific Business Park                        7.0000      360             3               81                 33
  587    Glynbrook Estates                                     7.5000      360             5              115                 43
  588    Cypress Winds                                         6.9100      360             1              119                 23
  589    66 West 84th Street                                   7.4300      360             3              117                 57
  590    Canon Perdido                                         7.5150      360             1              119                 47
  591    Panorama Medical Arts Building                        7.9800      360             5              115                 43
  592    IHOP Gastonia                                         7.8750      284             1              283                 95
  593    Taylor Gardens                                        7.1000      360             3              117                 45
  594    Tara Ridge Apartments                                 6.8300      300             2              118                 82
  595    Camelot and Circle Inn Mobile Home Parks              7.2500      360             4              116                 44
  596    Shoppes of Pembroke                                   7.8100      360             4              176                 116
  597    Normandy Retail Center                                7.3800      360             2              118                 46
  598    La Tijera Manor Apartments                            7.3680      360             2              118                 46
  599    Applied Companies Building                            7.5010      300             2              118                 46
  600    238-268 Post Road                                     7.1800      300             3              177                 87
  601    Warehouse Specialists - 1286 Ehlers Road              7.4375      180             2              178                 70
  602    Warehouse Specialists - Dixie Street                  7.4375      180             2              178                 70
  604    IHOP Wilmington                                       7.8750      281             1              280                 95
  605    Eckerd Kernersville                                   7.1250      230             1              229                 47
  606    Eckerds Easley                                        6.7900      227             2              225                 94
  607    Rincon Plaza                                          7.3700      360             2              118                 46
  608    Eckerd Store (Mt. Holly)                              7.5800      235             6              229                 90
  609    University Court Apartments                           6.7840      300             3              117                 45
  610    Patrick Business Park                                 7.6150      360             5              115                 43
  611    Eckerd Store (Florence)                               7.4700      229             5              224                 115
  612    222 Post Road                                         7.1800      300             3              177                 87
  613    Ocean Villa Townhomes #3                              7.2010      360             2              118                 46
  614    Kennestone Corners Business Center                    7.3400      300             2              118                 58
  615    Kings Tree Apartments                                 7.3750      360             3              117                 45
  616    Rite Aid Pharmacy (Williamsport)                      7.0600      228             3              225                 141
  617    CVS Pharmacy (Westbrook)                              7.4200      239             6              233                 114
  618    Brookhill Plaza                                       7.9750      360             5              115                 43
  619    Lexington Village Apartments                          7.0600      360             1              119                 47
  620    2715 Agate Court                                      7.2150      360             3              117                 45
  621    Townsgate Atrium                                      7.8630      360             6              114                 42
  622    Carey Hill Plaza                                      7.6250      300             3              117                 45
  623    Edison Apartments                                     7.1340      360             4              116                 44
  624    Warehouse Specialists - Bell Street                   7.4375      180             2              178                 70
  625    Warehouse Specialists - Combined Locks                7.4375      180             2              178                 70
  626    A-Advance Self-Storage                                7.8630      180             5              175                 43
  627    Williamstown Bay                                      9.1100      360             3              297                 24
  628    52 Liberty Street                                     7.7500      360             4              116                 44
  629    Highview Apartments                                   7.2500      360             0              120                 48
  630    Kingwood                                              7.3300      360             5              175                 19
  631    Nob Hill Office Park                                  7.4600      360             2              118                 46
  632    North Post Oak Business Center                        6.8900      360             3               81                 45
  633    Morningside Square Apartments                         7.3410      300             5              115                 43
  634    Randall Court Apartments                              7.2400      360             4              116                 44
  635    Dillard Office Building                               7.5300      300             2              118                 46
  636    128th Street Warehouse                                7.5200      300             2              118                 46
  637    Briarcliff Mews Apartments                            6.8800      300             2              118                 82
  638    Westgate Apartments                                   6.8890      360             3              117                 45
  639    Broadmoor Apartments                                  6.8280      360             3              117                 45
  640    Wolfpack Village Apartments                           7.3600      300             4              296                 140
  641    William Tell Apartments                               7.5000      300             6              114                 42
  642    13Th South Self Storage                               8.0000      300             7              113                 41
  643    19-25 Brighton Avenue                                 7.2500      360             1              119                 35
  644    The In-Line Shop Space (Chandler)                     7.5000      360             3              117                 45
  645    Haverford Apartments                                  7.5670      360             7              113                 41
  646    Crates shopping center                                7.8750      300             1              179                 11
  647    Dahnert Park Apartments                               7.1700      360             3              177                 33

                                                                                                        LTV at
Control                                                                             Cut-off Date        ARD or
  No.    Property Name                                             DSCR (x)           LTV (%)        Maturity (%)
====================================================================================================================
  576    CVS Aiken                                                   NAP               NAP              0.0
  577    Garage Loft Apartments                                     1.40               79.7             70.1
  578    Rite-Aid Pharmacy (Waynesburg)                              NAP               NAP              32.1
  579    Forest Glen                                                1.38               74.8             64.7
  580    Revco Drug Store                                           1.29               80.3             70.8
  581    Rite Aid Pharmacey (Hogansville)                            NAP               NAP              0.0
  582    Revco Pharmacy (Oak Ridge)                                  NAP               NAP              0.0
  583    Imperial Plaza Office Building                             1.23               79.9             70.6
  584    Overlook Court                                             1.27               72.5             63.8
  585    10051 Pasadena Avenue                                      1.38               65.0             53.1
  586    Clifford Pacific Business Park                             1.36               72.1             66.5
  587    Glynbrook Estates                                          1.30               73.4             65.1
  588    Cypress Winds                                              1.29               79.9             69.6
  589    66 West 84th Street                                        1.33               68.8             60.8
  590    Canon Perdido                                              1.29               65.4             57.9
  591    Panorama Medical Arts Building                             1.36               78.0             70.0
  592    IHOP Gastonia                                               NAP               NAP              0.0
  593    Taylor Gardens                                             1.47               74.8             64.5
  594    Tara Ridge Apartments                                      1.29               77.0             60.4
  595    Camelot and Circle Inn Mobile Home Parks                   1.43               74.8             65.8
  596    Shoppes of Pembroke                                        1.32               74.7             59.4
  597    Normandy Retail Center                                     1.42               72.1             63.6
  598    La Tijera Manor Apartments                                 1.45               74.2             65.4
  599    Applied Companies Building                                 1.65               59.5             48.5
  600    238-268 Post Road                                          1.27               70.0             44.8
  601    Warehouse Specialists - 1286 Ehlers Road                   1.53               51.7             1.1
  602    Warehouse Specialists - Dixie Street                       1.51               54.5             1.2
  604    IHOP Wilmington                                             NAP               NAP              0.0
  605    Eckerd Kernersville                                         NAP               NAP              0.0
  606    Eckerds Easley                                              NAP               NAP              0.0
  607    Rincon Plaza                                               1.31               74.6             65.8
  608    Eckerd Store (Mt. Holly)                                    NAP               NAP              0.0
  609    University Court Apartments                                1.55               76.9             61.3
  610    Patrick Business Park                                      1.34               75.9             67.5
  611    Eckerd Store (Florence)                                     NAP               NAP              0.0
  612    222 Post Road                                              1.34               71.5             45.8
  613    Ocean Villa Townhomes #3                                   1.47               76.8             67.5
  614    Kennestone Corners Business Center                         1.29               65.3             52.9
  615    Kings Tree Apartments                                      1.27               66.5             58.7
  616    Rite Aid Pharmacy (Williamsport)                            NAP               NAP              0.0
  617    CVS Pharmacy (Westbrook)                                    NAP               NAP              0.0
  618    Brookhill Plaza                                            1.31               74.8             67.0
  619    Lexington Village Apartments                               1.33               76.6             67.0
  620    2715 Agate Court                                           1.38               54.6             48.0
  621    Townsgate Atrium                                           1.44               70.7             63.2
  622    Carey Hill Plaza                                           1.25               72.3             59.1
  623    Edison Apartments                                          1.38               77.1             67.7
  624    Warehouse Specialists - Bell Street                        1.39               57.9             1.2
  625    Warehouse Specialists - Combined Locks                     1.42               67.1             1.4
  626    A-Advance Self-Storage                                     1.38               63.8             0.0
  627    Williamstown Bay                                           1.21               73.6             37.1
  628    52 Liberty Street                                          1.27               74.7             66.6
  629    Highview Apartments                                        1.23               81.5             71.6
  630    Kingwood                                                   1.29               29.8             23.3
  631    Nob Hill Office Park                                       1.23               65.1             57.6
  632    North Post Oak Business Center                             1.42               74.8             68.9
  633    Morningside Square Apartments                              1.45               74.6             60.6
  634    Randall Court Apartments                                   1.47               79.1             68.5
  635    Dillard Office Building                                    1.28               73.9             60.3
  636    128th Street Warehouse                                     1.36               73.9             60.2
  637    Briarcliff Mews Apartments                                 1.29               78.2             61.5
  638    Westgate Apartments                                        1.70               64.8             56.4
  639    Broadmoor Apartments                                       1.58               66.5             57.9
  640    Wolfpack Village Apartments                                1.68               57.7             0.0
  641    William Tell Apartments                                    1.42               66.2             54.1
  642    13Th South Self Storage                                    1.46               59.5             49.4
  643    19-25 Brighton Avenue                                      1.27               77.6             68.2
  644    The In-Line Shop Space (Chandler)                          1.61               74.8             66.2
  645    Haverford Apartments                                       1.19               65.6             58.3
  646    Crates shopping center                                     1.32               75.2             49.9
  647    Dahnert Park Apartments                                    1.24               79.8             61.6

                                                          Original         Remaining
Control                                                 Interest-Only    Interest-Only    Amortization                  Cut-off Date
  No.    Property Name                                 Period (months)  Period (months)   Type                          Balance ($)
====================================================================================================================================
  648    Roger Post                                                                       Balloon                         950,688.06
  649    Ruffolo Plaza                                                                    Balloon                         933,851.66
  650    Continental House                                                                Balloon                         930,000.00
  651    Sears, Roebuck                                                                   Fully Amortizing                918,191.46
  652    Pier 1 Imports                                                                   ARD                             899,313.12
  653    Sunbelt Newport News                                                             Fully Amortizing                891,617.14
  654    Northpointe Apartments                                                           Balloon                         886,820.11
  655    Francesca Apartments                                                             Balloon                         879,261.42
  656    514 - 524 Huron Blvd. SE                                                         Balloon                         862,793.79
  657    4030 Pacheco Boulevard                                                           Balloon                         834,233.40
  658    USPS Fallon                                                                      Fully Amortizing                828,685.79
  659    Las Flores Apartments                                                            Balloon                         817,376.30
  660    Woodlawn Village                                                                 Balloon                         786,130.46
  661    Monmouth Beach Village                                                           Fully Amortizing                780,000.00
  662    325 North Howard Street                                                          Balloon                         773,913.25
  663    Pikesville Professional Building                                                 Balloon                         767,358.36
  664    Washington Place                                                                 Balloon                         764,538.46
  665    1416-1430 S. Main Street                                                         Balloon                         758,402.60
  666    Hodges Warehouse and Corporate Offices (Hodges I)                                Fully Amortizing                747,776.36
  667    Commerce Square Shopping Center                                                  Balloon                         747,308.05
  668    Villa Apartments                                                                 Balloon                         737,006.36
  669    Magnolia                                                                         Balloon                         722,827.14
  670    Blockbuster Video Store                                                          Balloon                         695,387.84
  671    Creamery Hills                                                                   Fully Amortizing                606,231.70
  672    13348 Newport Boulevard (Walgreen - Tustin)                                      Fully Amortizing                494,859.06
  673    Wells Court                                                                      Fully Amortizing                490,000.00
  674    Logan Square Shopping Center                                                     Balloon                         448,384.84
  675    2486 Morris Avenue                                                               Balloon                         438,203.46
  676    Branford Apartments                                                              Balloon                         408,723.18

         Total:                                                                                                   $ 3,408,048,238.72
                                                                                                             =======================

                                                                                   Balloon/
Control                                                           Monthly          ARD
  No.    Property Name                                            P&I ($)          Balance             ARD          Maturity
====================================================================================================================================
  648    Roger Post                                              6,404.46         819,705                         2/1/08
  649    Ruffolo Plaza                                           7,084.98         767,247                         1/1/08
  650    Continental House                                       6,109.44         808,634                         5/1/08
  651    Sears, Roebuck                                          Step*                  -                         1/1/18
  652    Pier 1 Imports                                          6,206.88         792,480         4/1/08          4/1/28
  653    Sunbelt Newport News                                    Step*                  -                        11/1/17
  654    Northpointe Apartments                                  6,118.07         781,837                         3/1/08
  655    Francesca Apartments                                    5,783.91         808,326                         4/1/05
  656    514 - 524 Huron Blvd. SE                                5,836.10         756,795                         3/1/08
  657    4030 Pacheco Boulevard                                  5,904.55         740,244                         2/1/08
  658    USPS Fallon                                             6,965.62               -                         8/1/17
  659    Las Flores Apartments                                   5,548.87         718,088                         1/1/08
  660    Woodlawn Village                                        5,354.19         679,505                         2/1/08
  661    Monmouth Beach Village                                  5,168.42          66,807                         5/1/28
  662    325 North Howard Street                                 5,225.50         678,519                         3/1/08
  663    Pikesville Professional Building                        5,700.25         614,152                         2/1/08
  664    Washington Place                                        5,893.04         361,569                         4/1/23
  665    1416-1430 S. Main Street                                5,585.72         616,433                         3/1/08
  666    Hodges Warehouse and Corporate Offices (Hodges I)       7,042.39               -                         4/1/13
  667    Commerce Square Shopping Center                         5,603.56         611,094                         2/1/08
  668    Villa Apartments                                        5,128.64         587,651                         2/1/08
  669    Magnolia                                                5,446.68         652,084                        12/1/07
  670    Blockbuster Video Store                                 5,577.75         583,059                        10/1/07
  671    Creamery Hills                                          4,313.85          65,346                         1/1/28
  672    13348 Newport Boulevard (Walgreen - Tustin)             4,645.27               -                         5/1/12
  673    Wells Court                                             3,621.06          35,191                         5/1/23
  674    Logan Square Shopping Center                            3,362.13         366,658                         2/1/08
  675    2486 Morris Avenue                                      3,152.21         391,010                        11/1/07
  676    Branford Apartments                                     2,812.51         360,315                         1/1/08

         Total:

                                                                         Original                    Remaining Term       Remaining
Control                                                        Gross   Amortization     Seasoning  to ARD or Maturity      Lockout
  No.    Property Name                                        Rate (%) Term (months)    (months)        (months)            Months
===================================================================================================================================
  648    Roger Post                                            7.1000      360             3              117                 45
  649    Ruffolo Plaza                                         7.7500      300             4              116                 44
  650    Continental House                                     6.8750      360             0              120                 60
  651    Sears, Roebuck                                        7.2900      238             2              236                 118
  652    Pier 1 Imports                                        7.3600      360             1              119                 47
  653    Sunbelt Newport News                                  8.1250      236             2              234                 94
  654    Northpointe Apartments                                7.3500      360             2              118                 46
  655    Francesca Apartments                                  6.8800      360             1               83                 35
  656    514 - 524 Huron Blvd. SE                              7.1510      360             2              118                 46
  657    4030 Pacheco Boulevard                                7.6000      360             3              117                 45
  658    USPS Fallon                                           7.8500      233             2              231                 94
  659    Las Flores Apartments                                 7.1690      360             4              116                 44
  660    Woodlawn Village                                      7.2100      360             3              117                 45
  661    Monmouth Beach Village                                6.9600      360             0              360                 48
  662    325 North Howard Street                               7.1330      360             2              118                 46
  663    Pikesville Professional Building                      7.5200      300             3              117                 45
  664    Washington Place                                      8.5200      360             1              299                 179
  665    1416-1430 S. Main Street                              7.4380      300             2              118                 46
  666    Hodges Warehouse and Corporate Offices (Hodges I)     7.7100      180             1              179                 83
  667    Commerce Square Shopping Center                       7.6250      300             3              117                 45
  668    Villa Apartments                                      6.7840      300             3              117                 45
  669    Magnolia                                              8.2500      360             5              115                 43
  670    Blockbuster Video Store                               8.3750      300             7              113                 41
  671    Creamery Hills                                        7.6500      360             4              356                 24
  672    13348 Newport Boulevard (Walgreen - Tustin)           7.0600      171             3              168                 81
  673    Wells Court                                           7.5000      300             0              300                 156
  674    Logan Square Shopping Center                          7.6250      300             3              117                 45
  675    2486 Morris Avenue                                    7.7500      360             6              114                 42
  676    Branford Apartments                                   7.3060      360             4              116                 44

         Total:

                                                                                                        LTV at
Control                                                                             Cut-off Date        ARD or
  No.    Property Name                                             DSCR (x)           LTV (%)        Maturity (%)
====================================================================================================================
  648    Roger Post                                                 1.37               74.9             64.5
  649    Ruffolo Plaza                                              1.34               74.7             61.4
  650    Continental House                                          1.59               71.5             62.2
  651    Sears, Roebuck                                              NAP               NAP              0.0
  652    Pier 1 Imports                                             1.36               74.9             66.0
  653    Sunbelt Newport News                                        NAP               NAP              0.0
  654    Northpointe Apartments                                     1.38               79.9             70.4
  655    Francesca Apartments                                       1.21               79.9             73.5
  656    514 - 524 Huron Blvd. SE                                   1.31               79.9             70.1
  657    4030 Pacheco Boulevard                                     1.42               74.8             66.4
  658    USPS Fallon                                                 NAP               NAP              0.0
  659    Las Flores Apartments                                      1.47               76.4             67.1
  660    Woodlawn Village                                           1.40               74.9             64.7
  661    Monmouth Beach Village                                     1.32               80.0             6.9
  662    325 North Howard Street                                    1.26               77.4             67.9
  663    Pikesville Professional Building                           1.28               69.8             55.8
  664    Washington Place                                           1.31               85.0             40.2
  665    1416-1430 S. Main Street                                   1.74               55.8             45.3
  666    Hodges Warehouse and Corporate Offices (Hodges I)          1.26               62.3             0.0
  667    Commerce Square Shopping Center                            1.37               74.7             61.1
  668    Villa Apartments                                           1.39               69.9             55.7
  669    Magnolia                                                   1.31               77.3             69.7
  670    Blockbuster Video Store                                    1.32               63.2             53.0
  671    Creamery Hills                                             1.24               77.7             8.4
  672    13348 Newport Boulevard (Walgreen - Tustin)                 NAP               NAP              0.0
  673    Wells Court                                                2.55               30.2             2.2
  674    Logan Square Shopping Center                               1.29               74.7             61.1
  675    2486 Morris Avenue                                         1.36               74.3             66.3
  676    Branford Apartments                                        1.42               80.1             70.7

         Total:

* Refer to the sheet "Step" in the file named "FULBBA.XLS" contained in the back cover of the Prospectus Supplement for detailed information on Monthly Payments for the Mortgage Loan.

                                                                       Annex A-3

First Union/ Lehman Brothers/ Bank America Commercial Mortgage Trust 1998-C2

Multifamily Schedule


Control                                                                            Cut-off Date
  No.       Property Name                                     Property County       Balance ($)
=====================================================================================================
6           Oakwood Village                                   Morris                63,766,163
11          The Ridge Gardens Apartments                      Baltimore             22,168,012
13          Peach Tree Apartments                             Fairfax               21,172,008
14          St. Andrews Place                                 Broward               20,942,733
15          Hunt Club                                         Montgomery            20,806,342
16          100 West Chestnut St.                             Cook                  20,000,000
18          Holly Hall                                        Harris                17,697,000
20          Richardson Highlands                              Marin                 16,847,577
25          Quince Orchard I Apartments                       Montgomery            15,161,954
26          Levittown Trace Apartments                        Bucks                 14,522,217
28          Peachtree Walk                                    Fulton                14,452,039
34          Stone Creek / Waters Landing                      Montgomery            13,365,532
37          Steeplechase / Largo                              Prince Georges        13,205,944
43          Highland Pinetree Apartments                      Fullerton             12,389,735
48          Rose Hill II                                      Fairfax               11,980,750
39          The Plantation at Lafayette                       Lafayette             12,750,000
51          Rivercrest Village Apartments                     Sacramento            11,564,174
53          Quince Orchard II Apartments                      Montgomery            10,979,484
57          Northwind                                         Washoe                10,585,107
60          Sundance West Apartments                          Washoe                10,092,322
61          Old Farm                                          Fayette                9,968,199
62          River Reach                                       Orange                 9,932,082
65          Spinnaker Reach Apartments                        Duval                  9,687,496
66          Inverrary 441 Apartments                          Broward                9,586,462
68          Woodhaven Apartments                              Salt Lake              9,530,000

72          The Broun Portfolio Consolidation                 Various                9,237,004
72a         The Glen                                          Bartow                         -
72b         The Mews Apartments                               Walton                         -
72c         Meadowlark Apartments                             Henry                          -

74          International Club Apartments                     Broward                9,186,994
75          Village Green Apartments                          Frenso                 9,177,124
76          Liberty Gardens                                   Bergea                 9,136,906
77          Park Forest                                       St. Louis              8,970,695
80          Briarcliffe Lakeside Apartments                   DuPage                 8,776,084
82          Valley Manor                                      Middlesex              8,174,179
85          Sandstone Apartments                              Pima                   7,983,000
86          Innsbrook Village                                 Washoe                 7,924,513
88          Century Village Apartments                        Clark                  7,774,994
91          La Villita Apartments                             Clark                  7,765,333
94          Brookside West Apartments                         Richmond               7,579,696
96          Scott Mountain by the Brook                       Clackamas              7,377,559
99          North Point - Springhouse Phase I                 Forsyth                7,171,378
100         Kensington Club Apartments                        Harris                 7,131,287
109         Montgomery Street                                 Hudson                 6,900,000
111         Sunscape West Apartments                          San Bernadino          6,839,980
112         Orangebrook Manor Apartments                      Los Angeles            6,838,694
113         Trinity Place Apartments                          Butler                 6,794,491
114         Le Med Apartments                                 Los Angeles            6,744,467
115         Pleasant Hills Villas                             Clark                  6,732,379
117         Legacy Apartments                                 Maricopa               6,683,917
118         Valley Breeze Apartments                          San Diego              6,671,562
123         Highgate Apartments                               Lubbock                6,583,249
124         Playa Blanca Apartments                           San Diego              6,582,428
127         Carolina Apartments                               Orange                 6,547,029
130         Victoria Apartments                               Los Angeles            6,458,863
133         Cumberland Green                                  Cumberland             6,381,293
135         Rose Hill I                                       Fairfax                6,322,891
138         Green Grove                                       Monmouth               6,294,962
139         Constantine Village                               Union                  6,276,579


Control                                                                                                           # of
  No.       Property Name                                     Utilities paid by Tenant                            Studios
==============================================================================================================================
6           Oakwood Village                                   Various                                             0
11          The Ridge Gardens Apartments                      All                                                 0
13          Peach Tree Apartments                             None                                                2
14          St. Andrews Place                                 Electric, Water & Sewer                             0
15          Hunt Club                                         Electric                                            0
16          100 West Chestnut St.                             Electric                                            56
18          Holly Hall                                        Electric                                            0
20          Richardson Highlands                              Electric                                            0
25          Quince Orchard I Apartments                       None                                                0
26          Levittown Trace Apartments                        Electric                                            0
28          Peachtree Walk                                    Electric                                            0
34          Stone Creek / Waters Landing                      All                                                 0
37          Steeplechase / Largo                              All                                                 0
43          Highland Pinetree Apartments                      Electric                                            146
48          Rose Hill II                                      All                                                 0
39          The Plantation at Lafayette                       All                                                 0
51          Rivercrest Village Apartments                     Electric & Gas                                      0
53          Quince Orchard II Apartments                      None                                                0
57          Northwind                                         All                                                 0
60          Sundance West Apartments                          None                                                60
61          Old Farm                                          Electric                                            0
62          River Reach                                       All                                                 0
65          Spinnaker Reach Apartments                        All                                                 0
66          Inverrary 441 Apartments                          Electric                                            0
68          Woodhaven Apartments                              Electric                                            0

72          The Broun Portfolio Consolidation                                                                     0
72a         The Glen                                          Electric, Water, Telephone                          0
72b         The Mews Apartments                               Electric, Water, Telephone                          0
72c         Meadowlark Apartments                             Electric, Water, Telephone                          0

74          International Club Apartments                     Electric                                            0
75          Village Green Apartments                          Electric                                            0
76          Liberty Gardens                                   None                                                0
77          Park Forest                                       Electric                                            0
80          Briarcliffe Lakeside Apartments                   Electric                                            0
82          Valley Manor                                      None                                                2
85          Sandstone Apartments                              Electric                                            0
86          Innsbrook Village                                 Electric and Gas                                    0
88          Century Village Apartments                        Electric                                            0
91          La Villita Apartments                             None                                                0
94          Brookside West Apartments                         Electric                                            8
96          Scott Mountain by the Brook                       None                                                0
99          North Point - Springhouse Phase I                 All                                                 0
100         Kensington Club Apartments                        Electric                                            0
109         Montgomery Street                                 All                                                 0
111         Sunscape West Apartments                          Electric & Gas                                      0
112         Orangebrook Manor Apartments                      Electric                                            3
113         Trinity Place Apartments                          Electric                                            0
114         Le Med Apartments                                 Electric                                            0
115         Pleasant Hills Villas                             All                                                 0
117         Legacy Apartments                                 Electric                                            0
118         Valley Breeze Apartments                          NAV                                                 0
123         Highgate Apartments                               Electric                                            24
124         Playa Blanca Apartments                           Electric                                            0
127         Carolina Apartments                               All                                                 0
130         Victoria Apartments                               Electric                                            33
133         Cumberland Green                                  All                                                 0
135         Rose Hill I                                       None                                                0
138         Green Grove                                       None                                                14
139         Constantine Village                               Various                                             0


Control                                                       Avg Rent             # of                 Avg Rent            # of
  No.       Property Name                                     Studios ($)          1 Bed                1 Bed ($)           2 Bed
====================================================================================================================================
6           Oakwood Village                                   NAP                  790                  671                 434
11          The Ridge Gardens Apartments                      NAP                  138                  545                 422
13          Peach Tree Apartments                             800                  148                  920                 145
14          St. Andrews Place                                 NAP                  108                  778.89              176
15          Hunt Club                                         NAP                  165                  818                 171
16          100 West Chestnut St.                             1000                 112                  1050                112
18          Holly Hall                                        NAP                  337                  563                 192
20          Richardson Highlands                              NAP                  135                  1,172.00            63
25          Quince Orchard I Apartments                       NAP                  150                  842                 168
26          Levittown Trace Apartments                        NAP                  431                  463.40              184
28          Peachtree Walk                                    NAP                  103                  880                 115
34          Stone Creek / Waters Landing                      NAP                  108                  775                 114
37          Steeplechase / Largo                              NAP                  120                  800                 120
43          Highland Pinetree Apartments                      590.00               42                   650.00              132
48          Rose Hill II                                      NAP                  156                  744                 96
39          The Plantation at Lafayette                       NAP                  102                  685                 102
51          Rivercrest Village Apartments                     NAP                  84                   550-565             212
53          Quince Orchard II Apartments                      NAP                  108                  842                 120
57          Northwind                                         NAP                  56                   610                 92
60          Sundance West Apartments                          480.00               207                  560-600             83
61          Old Farm                                          NAP                  144                  533                 186
62          River Reach                                       NAP                  0                    NAP                 156
65          Spinnaker Reach Apartments                        NAP                  0                    NAP                 144
66          Inverrary 441 Apartments                          NAP                  202                  493.00              122
68          Woodhaven Apartments                              NAP                  342                  431                 36

72          The Broun Portfolio Consolidation                 NAP                  96                   592                 120
72a         The Glen                                          NAP                  36                   577                 48
72b         The Mews Apartments                               NAP                  36                   613                 44
72c         Meadowlark Apartments                             NAP                  24                   585                 28

74          International Club Apartments                     NAP                  40                   609.00              162
75          Village Green Apartments                          NAP                  96                   395.33              270
76          Liberty Gardens                                   NAP                  120                  737                 100
77          Park Forest                                       NAP                  40                   540                 212
80          Briarcliffe Lakeside Apartments                   NAP                  101                  665.00              91
82          Valley Manor                                      584                  148                  667                 52
85          Sandstone Apartments                              NAP                  297                  434                 33
86          Innsbrook Village                                 NAP                  129                  555.00              104
88          Century Village Apartments                        NAP                  128                  550.00              116
91          La Villita Apartments                             NAP                  139                  501.22              106
94          Brookside West Apartments                         370                  0                    NAP                 140
96          Scott Mountain by the Brook                       NAP                  36                   586                 88
99          North Point - Springhouse Phase I                 NAP                  89                   505                 160
100         Kensington Club Apartments                        NAP                  0                    NAP                 92
109         Montgomery Street                                 NAP                  120                  917                 80
111         Sunscape West Apartments                          NAP                  88                   615.00              84
112         Orangebrook Manor Apartments                      526.00               97                   694-770             47
113         Trinity Place Apartments                          NAP                  96                   478                 104
114         Le Med Apartments                                 NAP                  64                   716.25              64
115         Pleasant Hills Villas                             NAP                  60                   595.00              112
117         Legacy Apartments                                 NAP                  18                   791.00              44
118         Valley Breeze Apartments                          NAP                  0                    NAP                 88
123         Highgate Apartments                               399.00               80                   508.00              96
124         Playa Blanca Apartments                           NAP                  64                   600-630             97
127         Carolina Apartments                               NAP                  0                    NAP                 150
130         Victoria Apartments                               445.00               165                  578.33              26
133         Cumberland Green                                  NAP                  140                  574                 140
135         Rose Hill I                                       NAP                  96                   678                 85
138         Green Grove                                       610                  118                  704                 32
139         Constantine Village                               NAP                  0                    NAP                 100


Control                                                       Avg Rent          # of              Avg Rent          # of
  No.       Property Name                                     2 Bed ($)         3 Bed             3 Bed ($)         4 Bed
==============================================================================================================================
6           Oakwood Village                                   804               0                 NAP               0
11          The Ridge Gardens Apartments                      607               43                704               0
13          Peach Tree Apartments                             1050              45                1200              0
14          St. Andrews Place                                 957.50            48                1,112.50          0
15          Hunt Club                                         840               0                 NAP               0
16          100 West Chestnut St.                             1525              0                 NAP               0
18          Holly Hall                                        870               40                1215              0
20          Richardson Highlands                              1,428.57          0                 NAP               0
25          Quince Orchard I Apartments                       829               78                818               0
26          Levittown Trace Apartments                        605.00            0                 NAP               0
28          Peachtree Walk                                    1000              0                 NAP               0
34          Stone Creek / Waters Landing                      858               18                980               0
37          Steeplechase / Largo                              915               0                 NAP               0
43          Highland Pinetree Apartments                      800.00            0                 NAP               0
48          Rose Hill II                                      816               12                965               0
39          The Plantation at Lafayette                       855               18                995               0
51          Rivercrest Village Apartments                     635-655           32                855-880           0
53          Quince Orchard II Apartments                      829               60                818               0
57          Northwind                                         755               37                925               0
60          Sundance West Apartments                          655-680           0                 NAP               0
61          Old Farm                                          630               0                 NAP               0
62          River Reach                                       507               124               590               20
65          Spinnaker Reach Apartments                        507               120               590               24
66          Inverrary 441 Apartments                          583.00            0                 NAP               0
68          Woodhaven Apartments                              605               0                 NAP               0

72          The Broun Portfolio Consolidation                 682               36                798               0
72a         The Glen                                          677               24                800               0
72b         The Mews Apartments                               683               8                 800               0
72c         Meadowlark Apartments                             685               4                 795               0

74          International Club Apartments                     715.00            0                 NAP               0
75          Village Green Apartments                          431.60            48                603.00            0
76          Liberty Gardens                                   916               12                981               0
77          Park Forest                                       607               0                 NAP               0
80          Briarcliffe Lakeside Apartments                   838.13            12                1,020.00          0
82          Valley Manor                                      881               0                 NAP               0
85          Sandstone Apartments                              570               0                 NAP               0
86          Innsbrook Village                                 682.69            16                900.00            0
88          Century Village Apartments                        650.34            14                889.29            0
91          La Villita Apartments                             623.68            0                 NAP               0
94          Brookside West Apartments                         560               40                663               0
96          Scott Mountain by the Brook                       730               14                845               0
99          North Point - Springhouse Phase I                 637               0                 NAP               0
100         Kensington Club Apartments                        649.00            56                860.00            34
109         Montgomery Street                                 1114              0                 NAP               0
111         Sunscape West Apartments                          722.000           0                 NAP               0
112         Orangebrook Manor Apartments                      864-882           0                 NAP               0
113         Trinity Place Apartments                          641               0                 NAP               0
114         Le Med Apartments                                 864.38            0                 NAP               0
115         Pleasant Hills Villas                             695-175           0                 NAP               0
117         Legacy Apartments                                 1,060.00          26                1,250.00          0
118         Valley Breeze Apartments                          75.00             80                925.00            0
123         Highgate Apartments                               637.50            24                860.00            0
124         Playa Blanca Apartments                           700-730           0                 NAP               0
127         Carolina Apartments                               640               59                840               0
130         Victoria Apartments                               835.77            0                 NAP               0
133         Cumberland Green                                  687               0                 NAP               0
135         Rose Hill I                                       783               0                 NAP               0
138         Green Grove                                       898               0                 NAP               0
139         Constantine Village                               1158              0                 NAP               0


Control                                                       Avg Rent
  No.       Property Name                                     4 Bed ($)        Elevator
================================================================================================
6           Oakwood Village                                   NAP              No
11          The Ridge Gardens Apartments                      NAP              No
13          Peach Tree Apartments                             NAP              Yes
14          St. Andrews Place                                 NAP              No
15          Hunt Club                                         NAP              No
16          100 West Chestnut St.                             NAP              Yes
18          Holly Hall                                        NAP              No
20          Richardson Highlands                              NAP              No
25          Quince Orchard I Apartments                       NAP              No
26          Levittown Trace Apartments                        NAP              No
28          Peachtree Walk                                    NAP              Yes
34          Stone Creek / Waters Landing                      NAP              No
37          Steeplechase / Largo                              NAP              No
43          Highland Pinetree Apartments                      NAP              No
48          Rose Hill II                                      NAP              No
39          The Plantation at Lafayette                       NAP              No
51          Rivercrest Village Apartments                     NAP              No
53          Quince Orchard II Apartments                      NAP              No
57          Northwind                                         NAP              No
60          Sundance West Apartments                          NAP              Yes
61          Old Farm                                          NAP              No
62          River Reach                                       655              No
65          Spinnaker Reach Apartments                        655              No
66          Inverrary 441 Apartments                          NAP              Yes
68          Woodhaven Apartments                              NAP              No

72          The Broun Portfolio Consolidation                 NAP
72a         The Glen                                          NAP              No
72b         The Mews Apartments                               NAP              No
72c         Meadowlark Apartments                             NAP              No

74          International Club Apartments                     NAP              Yes
75          Village Green Apartments                          NAP              No
76          Liberty Gardens                                   NAP              No
77          Park Forest                                       NAP              No
80          Briarcliffe Lakeside Apartments                   NAP              No
82          Valley Manor                                      NAP              No
85          Sandstone Apartments                              NAP              No
86          Innsbrook Village                                 NAP              No
88          Century Village Apartments                        NAP              No
91          La Villita Apartments                             NAP              No
94          Brookside West Apartments                         NAP              No
96          Scott Mountain by the Brook                       NAP              No
99          North Point - Springhouse Phase I                 NAP              No
100         Kensington Club Apartments                        925.00           No
109         Montgomery Street                                 NAP              Yes
111         Sunscape West Apartments                          NAP              No
112         Orangebrook Manor Apartments                      NAP              Yes
113         Trinity Place Apartments                          NAP              No
114         Le Med Apartments                                 NAP              No
115         Pleasant Hills Villas                             NAP              No
117         Legacy Apartments                                 NAP              No
118         Valley Breeze Apartments                          NAP              No
123         Highgate Apartments                               NAP              No
124         Playa Blanca Apartments                           NAP              No
127         Carolina Apartments                               NAP              No
130         Victoria Apartments                               NAP              No
133         Cumberland Green                                  NAP              No
135         Rose Hill I                                       NAP              No
138         Green Grove                                       NAP              No
139         Constantine Village                               NAP              No


Control                                                                             Cut-off Date
  No.       Property Name                                     Property County       Balance ($)
=====================================================================================================
143         Linden Court Apartments                           San Bernadino          6,190,931
144         Serra Commons Apartments                          San Meteo              6,177,199
151         Emerald Apartments                                Ocean                  5,984,430
153         Mount Vernon                                      Tolland                5,982,462
158         Leonardine Gardens                                Middlesex              5,784,399
160         Park Encino Apartments                            Los Angeles            5,727,244
165         Forest Glen Apartments                            Cook                   5,575,834
166         Home - Springhouse Phase II                       Forsyth                5,502,009
168         Mill Park Apartments                              Gregg                  5,486,000
173         Beacon Mill Village                               New Haven              5,377,346
174         Club at Woodland Pond                             Hillsborough           5,355,893
175         La Maison                                         Jefferson              5,355,528
182         Alta Vista Gardens Apartments                     Los Angeles            5,246,084
184         Hearthside                                        Douglas                5,120,000
186         Reddmans Pier Apartments                          Mecklenburg            5,019,965
192         Kelly House                                       Charleston             4,907,580
194         Timbers of Pine Hollow Apartments                 Montgomery             4,896,093
198         Foxhill Apartments                                Natrona                4,787,973
201         Provincial Towers Apartments                      Luzerne                4,662,868
205         Fairesta Apartments                               Los Angeles            4,587,971
210         South Ridge Apartments                            Orange                 4,485,830
218         Sunnyview                                         Oaklahoma              4,356,682
221         Villa Creek Apartments                            Sonoma                 4,196,581
223         Vernon Gardens                                    Tolland                4,188,586
224         Kingston Apartments                               Broward                4,180,514
227         Tarzana Tennis Club Apts.                         Los Angeles            4,150,453
232         Villa Serrano                                     Orange                 4,111,869
236         Alice Nettell Tower                               St. Louis              4,085,108
238         Hunters Crossing                                  Gregg                  4,076,596
240         Hansen Village Apartments                         LA                     3,996,904
241         Oakwood Apartments                                Broward                3,990,037
244         Milestone                                         Washington             3,956,704
247         Derby Ridge                                       Kenton                 3,888,336
249         New Hampshire Apartments                          Los Angeles            3,836,194
253         River Creek Apartments                            Richmond               3,788,035
254         Village Green                                     Madison                3,787,736
257         Versailles of Rockford                            Winnebago              3,750,109
267         Windscape II Apartments                           Tarrant                3,591,190
268         Courtyards Apartments                             Victoria               3,591,079
270         Village South                                     Harris                 3,577,013
275         Covington Square                                  Jefferson              3,477,096
279         Terrace View Apartments                           Ocean                  3,431,073
280         Hillsdale Manor                                   Baltimore              3,426,848
286         Forestwood On the Creek Apts.                     Dallas                 3,389,912
288         Westbrook                                         Butler                 3,385,040
291         Treetops Terace Condominiums                      Passaic                3,350,000
292         Estero Woods Village                              Lee                    3,349,273
297         Buck Run/Timberline Condominiums                  Roanoke                3,295,363
299         Mooresmill Village                                Fulton                 3,291,195
302         Sussex Downs Apartments                           Williamson             3,266,130
303         Foothills Villas Apartments                       San Bernadino          3,264,848
304         Lincoln Arms Apartments                           Washoe                 3,252,041
307         Northgate Villas Apartments                       Washoe                 3,231,171
308         South Brook                                       Davidson               3,213,140
309         The Promenade Apartments                          Maricopa               3,208,099
310         Swall Towers East                                 Los Angeles            3,197,449
311         Pinnacle                                          Lee                    3,191,724
316         Swall Towers West                                 Los Angeles            3,147,488
318         Grandview                                         Kearney                3,143,821
322         Carriage Hills Apartments                         DeKalb                 3,113,343
328         Valencia Gardens Apartments                       Boulder                3,071,470
331         Woodmere Apartments                               Ocean                  3,032,111
334         Rain Forest Apartments                            Harris                 2,997,655
336         Meadowrock Apartments                             Sonoma                 2,997,496

                                                                                                                  # of
Control
  No.       Property Name                                     Utilities paid by Tenant                            Studios
==============================================================================================================================
143         Linden Court Apartments                           Electric & Gas                                      0
144         Serra Commons Apartments                          Electric                                            0
151         Emerald Apartments                                Electric                                            0
153         Mount Vernon                                      Electric                                            32
158         Leonardine Gardens                                Electric                                            0
160         Park Encino Apartments                            Electric                                            0
165         Forest Glen Apartments                            None                                                0
166         Home - Springhouse Phase II                       All                                                 0
168         Mill Park Apartments                              Electric & Gas                                      0
173         Beacon Mill Village                               All                                                 0
174         Club at Woodland Pond                             Water & Sewer                                       0
175         La Maison                                         Electric                                            1
182         Alta Vista Gardens Apartments                     Electric and Gas                                    9
184         Hearthside                                        Telephone                                           30
186         Reddmans Pier Apartments                          All                                                 0
192         Kelly House                                       None                                                0
194         Timbers of Pine Hollow Apartments                 Electric                                            0
198         Foxhill Apartments                                Electric                                            5
201         Provincial Towers Apartments                      None                                                22
205         Fairesta Apartments                               Electric, Gas and Water                             0
210         South Ridge Apartments                            Electric                                            0
218         Sunnyview                                         Telephone                                           0
221         Villa Creek Apartments                            Water, Sewer & Trash                                28
223         Vernon Gardens                                    Electric                                            0
224         Kingston Apartments                               Electric                                            2
227         Tarzana Tennis Club Apts.                         Electric                                            0
232         Villa Serrano                                     Electric & Gas                                      0
236         Alice Nettell Tower                               Electric                                            0
238         Hunters Crossing                                  Electric                                            52
240         Hansen Village Apartments                         Electric                                            24
241         Oakwood Apartments                                Half of tenants pay for electricity, water & sewer  0
244         Milestone                                         Electric                                            0
247         Derby Ridge                                       Electric                                            0
249         New Hampshire Apartments                          Electric                                            58
253         River Creek Apartments                            Electric                                            0
254         Village Green                                     Gas and Electric                                    0
257         Versailles of Rockford                            Electric                                            2
267         Windscape II Apartments                           Electric                                            0
268         Courtyards Apartments                             Electric                                            24
270         Village South                                     Electric                                            40
275         Covington Square                                  Electric                                            1
279         Terrace View Apartments                           Electric                                            0
280         Hillsdale Manor                                   Electric                                            0
286         Forestwood On the Creek Apts.                     All                                                 0
288         Westbrook                                         Electric, Telephone, Cable                          0
291         Treetops Terace Condominiums                      Telephone                                           0
292         Estero Woods Village                              Electric                                            0
297         Buck Run/Timberline Condominiums                  Electric, Telephone, Cable                          0
299         Mooresmill Village                                Telephone                                           0
302         Sussex Downs Apartments                           Electric                                            0
303         Foothills Villas Apartments                       Electric                                            0
304         Lincoln Arms Apartments                           Electric                                            0
307         Northgate Villas Apartments                       All Utilities                                       0
308         South Brook                                       All                                                 0
309         The Promenade Apartments                          Electric                                            0
310         Swall Towers East                                 Electric                                            4
311         Pinnacle                                          Electric                                            0
316         Swall Towers West                                 Electric                                            6
318         Grandview                                         Electric, Telephone                                 0
322         Carriage Hills Apartments                         Electric                                            0
328         Valencia Gardens Apartments                       Electric & Gas                                      0
331         Woodmere Apartments                               Electric                                            0
334         Rain Forest Apartments                            Electric                                            0
336         Meadowrock Apartments                             Electric                                            0


Control                                                       Avg Rent             # of                 Avg Rent            # of
  No.       Property Name                                     Studios ($)          1 Bed                1 Bed ($)           2 Bed
====================================================================================================================================
143         Linden Court Apartments                           NAP                  0                    NAP                 90
144         Serra Commons Apartments                          NAP                  51                   829.00              38
151         Emerald Apartments                                NAP                  168                  590.00              44
153         Mount Vernon                                      530                  168                  540                 68
158         Leonardine Gardens                                NAP                  112                  706                 28
160         Park Encino Apartments                            NAP                  0                    NAP                 37
165         Forest Glen Apartments                            NAP                  129                  587.58              135
166         Home - Springhouse Phase II                       NAP                  84                   483                 100
168         Mill Park Apartments                              NAP                  168                  330                 176
173         Beacon Mill Village                               NAP                  0                    NAP                 141
174         Club at Woodland Pond                             NAP                  0                    NAP                 168
175         La Maison                                         605                  70                   498                 105
182         Alta Vista Gardens Apartments                     540-635              12                   675-750             68
184         Hearthside                                        370                  63                   450                 84
186         Reddmans Pier Apartments                          NAP                  75                   530                 87
192         Kelly House                                       NAP                  0                    NAP                 27
194         Timbers of Pine Hollow Apartments                 NAP                  160                  410-439             68
198         Foxhill Apartments                                230                  184                  273                 115
201         Provincial Towers Apartments                      450.00               55                   578.00              44
205         Fairesta Apartments                               NAP                  16                   625.00              60
210         South Ridge Apartments                            NAP                  216                  345.00              108
218         Sunnyview                                         NAP                  104                  403                 80
221         Villa Creek Apartments                            525.00               74                   600.41              12
223         Vernon Gardens                                    NAP                  104                  600                 48
224         Kingston Apartments                               390.00               98                   530.00              56
227         Tarzana Tennis Club Apts.                         NAP                  20                   850.00              64
232         Villa Serrano                                     NAP                  27                   595.00              85
236         Alice Nettell Tower                               NAP                  153                  499.00              3
238         Hunters Crossing                                  356                  52                   416                 88
240         Hansen Village Apartments                         450                  48                   650                 44
241         Oakwood Apartments                                NAP                  25                   560.00              99
244         Milestone                                         NAP                  24                   478                 144
247         Derby Ridge                                       NAP                  40                   410                 200
249         New Hampshire Apartments                          404.31               83                   608.25              8
253         River Creek Apartments                            NAP                  112                  406.00              112
254         Village Green                                     NAP                  0                    NAP                 88
257         Versailles of Rockford                            370.00               30                   519.00              92
267         Windscape II Apartments                           NAP                  96                   503.00              58
268         Courtyards Apartments                             340.00               70                   408.00              53
270         Village South                                     410                  64                   450                 64
275         Covington Square                                  390                  76                   415                 58
279         Terrace View Apartments                           NAP                  80                   613.00              24
280         Hillsdale Manor                                   NAP                  25                   425                 155
286         Forestwood On the Creek Apts.                     NAP                  82                   573                 30
288         Westbrook                                         NAP                  0                    NAP                 80
291         Treetops Terace Condominiums                      NAP                  75                   776                 12
292         Estero Woods Village                              NAP                  86                   513                 57
297         Buck Run/Timberline Condominiums                  NAP                  0                    NAP                 96
299         Mooresmill Village                                NAP                  48                   450                 112
302         Sussex Downs Apartments                           NAP                  0                    NAP                 72
303         Foothills Villas Apartments                       NAP                  79                   425.00              83
304         Lincoln Arms Apartments                           NAP                  64                   465.00              64
307         Northgate Villas Apartments                       NAP                  88                   505.00              24
308         South Brook                                       NAP                  143                  420                 119
309         The Promenade Apartments                          NAP                  0                    NAP                 181
310         Swall Towers East                                 975-1000             12                   1175-1430           12
311         Pinnacle                                          NAP                  44                   535                 56
316         Swall Towers West                                 850-950              7                    1150-1250           17
318         Grandview                                         NAP                  0                    NAP                 64
322         Carriage Hills Apartments                         NAP                  32                   465-485             104
328         Valencia Gardens Apartments                       NAP                  28                   635.00              24
331         Woodmere Apartments                               NAP                  64                   635.00              40
334         Rain Forest Apartments                            NAP                  64                   447.50              64
336         Meadowrock Apartments                             NAP                  0                    NAP                 72


Control                                                       Avg Rent          # of              Avg Rent          # of
  No.       Property Name                                     2 Bed ($)         3 Bed             3 Bed ($)         4 Bed
==============================================================================================================================
143         Linden Court Apartments                           662.50            90                787.50            0
144         Serra Commons Apartments                          1,090.00          0                 NAP               0
151         Emerald Apartments                                681.00            0                 NAP               0
153         Mount Vernon                                      670               0                 NAP               0
158         Leonardine Gardens                                830               0                 NAP               0
160         Park Encino Apartments                            575.00            2                 725.00            75
165         Forest Glen Apartments                            712.00            0                 NAP               0
166         Home - Springhouse Phase II                       542               0                 NAP               0
168         Mill Park Apartments                              414               0                 NAP               0
173         Beacon Mill Village                               690               0                 NAP               0
174         Club at Woodland Pond                             615.00            0                 NAP               0
175         La Maison                                         637               0                 NAP               0
182         Alta Vista Gardens Apartments                     795-995           0                 NAP               0
184         Hearthside                                        538               2                 610               1
186         Reddmans Pier Apartments                          663               0                 NAP               0
192         Kelly House                                       975               5                 1325              26
194         Timbers of Pine Hollow Apartments                 535-610           0                 NAP               0
198         Foxhill Apartments                                335               0                 NAP               0
201         Provincial Towers Apartments                      725.00            0                 NAP               0
205         Fairesta Apartments                               775.00            16                875.00            0
210         South Ridge Apartments                            445.00            0                 NAP               0
218         Sunnyview                                         478               40                560               0
221         Villa Creek Apartments                            710.00            0                 NAP               0
223         Vernon Gardens                                    738               0                 NAP               0
224         Kingston Apartments                               652.00            0                 NAP               0
227         Tarzana Tennis Club Apts.                         850.00            2                 1,050.00          0
232         Villa Serrano                                     719.00            5                 885.00            0
236         Alice Nettell Tower                               526.00            0                 NAP               0
238         Hunters Crossing                                  503               0                 NAP               0
240         Hansen Village Apartments                         780               0                 NAP               0
241         Oakwood Apartments                                650.00            0                 NAP               0
244         Milestone                                         535               0                 NAP               0
247         Derby Ridge                                       460               0                 NAP               0
249         New Hampshire Apartments                          775.00            0                 NAP               0
253         River Creek Apartments                            494.00            0                 NAP               0
254         Village Green                                     445               44                568               0
257         Versailles of Rockford                            657.82            6                 825.00            0
267         Windscape II Apartments                           605.00            0                 NAP               0
268         Courtyards Apartments                             538.06            10                635.00            0
270         Village South                                     570               0                 NAP               0
275         Covington Square                                  582               0                 NAP               0
279         Terrace View Apartments                           716.00            0                 NAP               0
280         Hillsdale Manor                                   490               0                 NAP               0
286         Forestwood On the Creek Apts.                     797               0                 NAP               0
288         Westbrook                                         425               40                538               0
291         Treetops Terace Condominiums                      907               6                 1311              0
292         Estero Woods Village                              618               4                 690               0
297         Buck Run/Timberline Condominiums                  600               0                 NAP               0
299         Mooresmill Village                                550               12                610               0
302         Sussex Downs Apartments                           665.00            0                 NAP               0
303         Foothills Villas Apartments                       475.00            77                525.00            0
304         Lincoln Arms Apartments                           562.50            0                 NAP               0
307         Northgate Villas Apartments                       625.00            4                 775.00            0
308         South Brook                                       495               0                 NAP               0
309         The Promenade Apartments                          440.00            0                 NAP               0
310         Swall Towers East                                 1575-1700         0                 NAP               0
311         Pinnacle                                          635               0                 NAP               0
316         Swall Towers West                                 1550-1725         0                 NAP               0
318         Grandview                                         503               32                608               0
322         Carriage Hills Apartments                         535-595           32                625-695           0
328         Valencia Gardens Apartments                       759.00            0                 NAP               0
331         Woodmere Apartments                               736.00            0                 NAP               0
334         Rain Forest Apartments                            911.50            0                 NAP               0
336         Meadowrock Apartments                             640.00            0                 NAP               0


Control                                                       Avg Rent
  No.       Property Name                                     4 Bed ($)        Elevator
================================================================================================
143         Linden Court Apartments                           NAP              No
144         Serra Commons Apartments                          NAP              Yes
151         Emerald Apartments                                NAP              No
153         Mount Vernon                                      NAP              No
158         Leonardine Gardens                                NAP              No
160         Park Encino Apartments                            775-825          Yes
165         Forest Glen Apartments                            NAP              No
166         Home - Springhouse Phase II                       NAP              No
168         Mill Park Apartments                              NAP              No
173         Beacon Mill Village                               NAP              No
174         Club at Woodland Pond                             NAP              No
175         La Maison                                         NAP              No
182         Alta Vista Gardens Apartments                     NAP              No
184         Hearthside                                        660              No
186         Reddmans Pier Apartments                          NAP              No
192         Kelly House                                       1585             No
194         Timbers of Pine Hollow Apartments                 NAP              No
198         Foxhill Apartments                                NAP              No
201         Provincial Towers Apartments                      NAP              Yes
205         Fairesta Apartments                               NAP              No
210         South Ridge Apartments                            NAP              No
218         Sunnyview                                         NAP              No
221         Villa Creek Apartments                            NAP              No
223         Vernon Gardens                                    NAP              No
224         Kingston Apartments                               NAP              No
227         Tarzana Tennis Club Apts.                         NAP              No
232         Villa Serrano                                     NAP              No
236         Alice Nettell Tower                               NAP              Yes
238         Hunters Crossing                                  NAP              No
240         Hansen Village Apartments                         NAP              No
241         Oakwood Apartments                                NAP              No
244         Milestone                                         NAP              No
247         Derby Ridge                                       NAP              No
249         New Hampshire Apartments                          NAP              No
253         River Creek Apartments                            NAP              No
254         Village Green                                     NAP              No
257         Versailles of Rockford                            NAP              No
267         Windscape II Apartments                           NAP              No
268         Courtyards Apartments                             NAP              No
270         Village South                                     NAP              No
275         Covington Square                                  NAP              No
279         Terrace View Apartments                           NAP              No
280         Hillsdale Manor                                   NAP              No
286         Forestwood On the Creek Apts.                     NAP              No
288         Westbrook                                         NAP              No
291         Treetops Terace Condominiums                      NAP              No
292         Estero Woods Village                              NAP              No
297         Buck Run/Timberline Condominiums                  NAP              No
299         Mooresmill Village                                NAP              Yes
302         Sussex Downs Apartments                           NAP              No
303         Foothills Villas Apartments                       NAP              No
304         Lincoln Arms Apartments                           NAP              No
307         Northgate Villas Apartments                       NAP              No
308         South Brook                                       NAP              No
309         The Promenade Apartments                          NAP              No
310         Swall Towers East                                 NAP              Yes
311         Pinnacle                                          NAP              No
316         Swall Towers West                                 NAP              Yes
318         Grandview                                         NAP              No
322         Carriage Hills Apartments                         NAP              No
328         Valencia Gardens Apartments                       NAP              No
331         Woodmere Apartments                               NAP              No
334         Rain Forest Apartments                            NAP              No
336         Meadowrock Apartments                             NAP              No


Control                                                                             Cut-off Date
  No.       Property Name                                     Property County       Balance ($)
=====================================================================================================
339         Mountain Vista Apartments                         Cochise                2,988,063
341         Timberfalls Apartments                            Hillsborough           2,955,618
346         Northfield Lodge                                  Rutherford             2,897,306
348         Somserset Chambers                                Middlesex              2,876,550
350         Bentley Avenue Apartments                         Los Angeles            2,836,528
351         Pheasant Glen                                     Centre                 2,815,366
359         Americana Apartments                              Orange                 2,688,048
362         Littleton Lyne                                    Middlesex              2,656,383
363         Raintree Apartments                               Escambia               2,652,845
366         Covington Club Apartments                         Peoria                 2,596,257
367         Park East Apartments                              District of Columbia   2,596,160
368         Shadow Trail Apartments                           Los Angeles            2,593,160
370         Regency Park Apartments                           Joaquin                2,587,545
373         Linda Granada                                     Los Angeles            2,542,687
376         Tudor Gardens Apartments                          Los Angeles            2,538,068
383         Hillside Apartments                               Warren                 2,472,995
392         Ocean Villa Townhomes #2                          Ventura                2,396,691
395         Tuscany Village Phase I                           Leon                   2,392,627
396         Concord Village West                              Montgomery             2,391,174
405         Country Creek                                     Fresno                 2,326,172
407         Willow Trace Apartments                           Caddo                  2,322,000
409         Fox Crossing                                      Baltimore              2,319,273
414         Wanamassa Gardens Apartments                      Monmouth               2,254,135
416         River Oaks Apartments                             Travis                 2,246,835
417         Val Halla                                         Jefferson              2,222,177
419         Twin Fountains Apartments                         Denver                 2,216,217
421         Plantation House                                  Dallas                 2,200,000
423         5 Walk-Up Residential Buildings (Formerly 70 East)New York               2,197,106
427         Tara Woods Apartments                             Clayton                2,194,361
429         Andora Apartments                                 Dallas                 2,192,153
435         North Oaks Manor Apartments                       Hennepin               2,154,268
440         The Manors Apartments                             Palm Beach             2,142,587
444         Chateau Imperial                                  Clay                   2,120,000
445         Glenoaks Apartments                               Los Angeles            2,112,568
452         Villa d'Venus                                     Jefferson              2,098,248
455         Westporte Apartments                              Peoria                 2,096,776
458         Woodley Apartments                                Los Angeles            2,093,359
459         Hidden Park Apartments                            St Louis               2,093,340
460         Saum Apartments                                   St Louis               2,093,340
462         P Street                                          DC                     2,092,352
463         Canoga Apartments                                 Los Angeles            2,090,173
465         Woodway Apartments                                Washington             2,078,377
469         Northbrook Apartments                             Fresno                 2,057,124
484         The Aspens                                        Nevada                 1,947,410
486         Newtonian Gardens                                 Sussex                 1,945,508
499         Saint Charles Place                               Broward                1,894,978
510         825 Pine Street Apartments                        San Francisco          1,862,441
511         Ocean Villa Townhomes #1                          Ventura                1,847,449
513         Burbank Villas Apartments                         Los Angeles            1,824,386
514         Crestwood Apartments                              Ada                    1,817,376
517         Sunrise Condominiums                              San Mateo              1,794,157
523         Cedars St. Paul Apts.                             Ramsey                 1,757,482
527         Village Pines                                     Erie                   1,742,849
528         395-435 East O'Keefe Street                       Santa Clara            1,741,531
534         Fairmount Apartments                              Philadelphia           1,697,943
535         Palms Apartments                                  Los Angeles            1,697,751
536         Georgetown Village Apartments                     Spartanburg            1,697,603
540         La Jolla Court Apartments                         Maricopa               1,652,188
543         Kling Street Apartments                           Los Angeles            1,635,711
552         North Creek Townhomes                             Snohomish              1,594,882
558         8614 Burton Way Apts.                             Los Angeles            1,548,752
565         New Hampshire Apartments                          LA                     1,498,839


Control                                                                                                           # of
  No.       Property Name                                     Utilities paid by Tenant                            Studios
==============================================================================================================================
339         Mountain Vista Apartments                         Individually Metered                                0
341         Timberfalls Apartments                            Electric                                            0
346         Northfield Lodge                                  Telephone                                           0
348         Somserset Chambers                                Telephone                                           8
350         Bentley Avenue Apartments                         Electric                                            0
351         Pheasant Glen                                     None                                                0
359         Americana Apartments                              None                                                0
362         Littleton Lyne                                    Electric & Gas                                      3
363         Raintree Apartments                               Electric                                            0
366         Covington Club Apartments                         Electric and Gas                                    0
367         Park East Apartments                              Included in rent                                    35
368         Shadow Trail Apartments                           Electric, Gas, Cable & 50% of Sewer & Trash         4
370         Regency Park Apartments                           NAV                                                 0
373         Linda Granada                                     None                                                1
376         Tudor Gardens Apartments                          Electric and Gas                                    4
383         Hillside Apartments                               Electric                                            0
392         Ocean Villa Townhomes #2                          Electric                                            0
395         Tuscany Village Phase I                           Electric                                            0
396         Concord Village West                              Telephone                                           0
405         Country Creek                                     Gas                                                 32
407         Willow Trace Apartments                           Electric                                            56
409         Fox Crossing                                      Electric                                            19
414         Wanamassa Gardens Apartments                      Electric                                            0
416         River Oaks Apartments                             Electric                                            0
417         Val Halla                                         Electric                                            11
419         Twin Fountains Apartments                         Electric                                            0
421         Plantation House                                  Electric                                            8
423         5 Walk-Up Residential Buildings (Formerly 70 East)NAV                                                 UAV
427         Tara Woods Apartments                             Electric                                            0
429         Andora Apartments                                 Electric                                            64
435         North Oaks Manor Apartments                       Electric                                            0
440         The Manors Apartments                             Electric                                            12
444         Chateau Imperial                                  Electric and Gas                                    0
445         Glenoaks Apartments                               None                                                0
452         Villa d'Venus                                     Electric                                            1
455         Westporte Apartments                              Electric                                            0
458         Woodley Apartments                                None                                                0
459         Hidden Park Apartments                            Electric and Gas                                    0
460         Saum Apartments                                   None                                                81
462         P Street                                          Electric                                            9
463         Canoga Apartments                                 NAV                                                 1
465         Woodway Apartments                                Electric                                            0
469         Northbrook Apartments                             Electric                                            0
484         The Aspens                                        Electric and Gas                                    0
486         Newtonian Gardens                                 Electric                                            0
499         Saint Charles Place                               Electric                                            0
510         825 Pine Street Apartments                        Electric and Gas                                    5
511         Ocean Villa Townhomes #1                          Electric                                            0
513         Burbank Villas Apartments                         Electric and Gas                                    0
514         Crestwood Apartments                              Electric                                            0
517         Sunrise Condominiums                              None                                                UAV
523         Cedars St. Paul Apts.                             NAV                                                 1
527         Village Pines                                     Electric & Gas                                      2
528         395-435 East O'Keefe Street                       Electric                                            68
534         Fairmount Apartments                              Electric                                            9
535         Palms Apartments                                  Electric                                            0
536         Georgetown Village Apartments                     All                                                 1
540         La Jolla Court Apartments                         All utilities (except water and trash)              0
543         Kling Street Apartments                           None                                                0
552         North Creek Townhomes                             Electric                                            0
558         8614 Burton Way Apts.                             Electric                                            0
565         New Hampshire Apartments                          Electric, Gas, Telephone                            31


Control                                                       Avg Rent             # of                 Avg Rent            # of
  No.       Property Name                                     Studios ($)          1 Bed                1 Bed ($)           2 Bed
====================================================================================================================================
339         Mountain Vista Apartments                         NAP                  82                   386.54              114
341         Timberfalls Apartments                            NAP                  92                   370.00              92
346         Northfield Lodge                                  NAP                  40                   440                 82
348         Somserset Chambers                                700                  51                   888                 0
350         Bentley Avenue Apartments                         NAP                  0                    NAP                 25
351         Pheasant Glen                                     NAP                  0                    NAP                 0
359         Americana Apartments                              NAP                  0                    NAP                 52
362         Littleton Lyne                                    447                  33                   540                 36
363         Raintree Apartments                               NAP                  56                   435.00              112
366         Covington Club Apartments                         NAP                  0                    NAP                 88
367         Park East Apartments                              550.00               52                   679.79              1
368         Shadow Trail Apartments                           580.00               30                   665-685             30
370         Regency Park Apartments                           NAP                  48                   UAV                 72
373         Linda Granada                                     475                  11                   575                 50
376         Tudor Gardens Apartments                          550.00               34                   700.88              20
383         Hillside Apartments                               NAP                  27                   385.00              81
392         Ocean Villa Townhomes #2                          NAP                  0                    NAP                 52
395         Tuscany Village Phase I                           NAP                  0                    NAP                 0
396         Concord Village West                              NAP                  0                    NAP                 119
405         Country Creek                                     325                  40                   345                 70
407         Willow Trace Apartments                           330                  48                   400                 88
409         Fox Crossing                                      365                  59                   430                 35
414         Wanamassa Gardens Apartments                      NAP                  50                   677.50              16
416         River Oaks Apartments                             NAP                  21                   565.00              44
417         Val Halla                                         405                  49                   510                 18
419         Twin Fountains Apartments                         NAP                  32                   425.00              64
421         Plantation House                                  380                  58                   536                 59
423         5 Walk-Up Residential Buildings (Formerly 70 East)UAV                  UAV                  UAV                 UAV
427         Tara Woods Apartments                             NAP                  1                    500.00              78
429         Andora Apartments                                 365.00               24                   420.00              50
435         North Oaks Manor Apartments                       NAP                  45                   475.00              36
440         The Manors Apartments                             425                  54                   495                 27
444         Chateau Imperial                                  NAP                  12                   420                 54
445         Glenoaks Apartments                               NAP                  2                    665-825             27
452         Villa d'Venus                                     512                  54                   470                 24
455         Westporte Apartments                              NAP                  44                   433.00              48
458         Woodley Apartments                                NAP                  5                    605.00              37
459         Hidden Park Apartments                            NAP                  27                   344.00              141
460         Saum Apartments                                   400.00               23                   547.82              9
462         P Street                                          634                  6                    847                 9
463         Canoga Apartments                                 735.00               27                   772.00              15
465         Woodway Apartments                                NAP                  6                    370                 6
469         Northbrook Apartments                             NAP                  31                   420.00              61
484         The Aspens                                        NAP                  16                   695.00              16
486         Newtonian Gardens                                 NAP                  68                   613                 24
499         Saint Charles Place                               NAP                  12                   594                 52
510         825 Pine Street Apartments                        1,200.00             11                   2,022.00            0
511         Ocean Villa Townhomes #1                          NAP                  0                    NAP                 40
513         Burbank Villas Apartments                         NAP                  23                   747.83              13
514         Crestwood Apartments                              NAP                  20                   490                 48
517         Sunrise Condominiums                              UAV                  UAV                  UAV                 UAV
523         Cedars St. Paul Apts.                             350.00               85                   370-470             16
527         Village Pines                                     377.00               7                    600-1040            24
528         395-435 East O'Keefe Street                       600                  2                    725                 0
534         Fairmount Apartments                              380                  48                   460                 10
535         Palms Apartments                                  NAP                  18                   780.56              12
536         Georgetown Village Apartments                     270.00               7                    410.00              60
540         La Jolla Court Apartments                         NAP                  23                   435.00              43
543         Kling Street Apartments                           NAP                  25                   660.00              11
552         North Creek Townhomes                             NAP                  0                    NAP                 28
558         8614 Burton Way Apts.                             NAP                  6                    1000-1100           12
565         New Hampshire Apartments                          375                  33                   563                 2


Control                                                       Avg Rent          # of              Avg Rent          # of
  No.       Property Name                                     2 Bed ($)         3 Bed             3 Bed ($)         4 Bed
==============================================================================================================================
339         Mountain Vista Apartments                         386.54              114               480.79            0
341         Timberfalls Apartments                            370.00              92                440.00            0
346         Northfield Lodge                                  440                 82                558               24
348         Somserset Chambers                                888                 0                 NAP               0
350         Bentley Avenue Apartments                         NAP                 25                1200-1800         0
351         Pheasant Glen                                     NAP                 0                 NAP               68
359         Americana Apartments                              NAP                 52                750-795           12
362         Littleton Lyne                                    540                 36                611               4
363         Raintree Apartments                               435.00              112               495.00            0
366         Covington Club Apartments                         NAP                 88                530.33            0
367         Park East Apartments                              679.79              1                 Manager           0
368         Shadow Trail Apartments                           665-685             30                795-810           0
370         Regency Park Apartments                           UAV                 72                UAV               0
373         Linda Granada                                     575                 50                742               0
376         Tudor Gardens Apartments                          700.88              20                903.50            0
383         Hillside Apartments                               385.00              81                435.00            5
392         Ocean Villa Townhomes #2                          NAP                 52                699.00            0
395         Tuscany Village Phase I                           NAP                 0                 NAP               0
396         Concord Village West                              NAP                 119               460               0
405         Country Creek                                     345                 70                455               2
407         Willow Trace Apartments                           400                 88                480               0
409         Fox Crossing                                      430                 35                535               4
414         Wanamassa Gardens Apartments                      677.50              16                775.00            0
416         River Oaks Apartments                             565.00              44                820.45            0
417         Val Halla                                         510                 18                640               1
419         Twin Fountains Apartments                         425.00              64                535.00            0
421         Plantation House                                  536                 59                542               0
423         5 Walk-Up Residential Buildings (Formerly 70 East)UAV                 UAV               UAV               UAV
427         Tara Woods Apartments                             500.00              78                551.53            27
429         Andora Apartments                                 420.00              50                516.00            12
435         North Oaks Manor Apartments                       475.00              36                570.00            0
440         The Manors Apartments                             495                 27                673               0
444         Chateau Imperial                                  420                 54                537               0
445         Glenoaks Apartments                               665-825             27                700-995           8
452         Villa d'Venus                                     470                 24                620               0
455         Westporte Apartments                              433.00              48                512.00            0
458         Woodley Apartments                                605.00              37                699-799           8
459         Hidden Park Apartments                            344.00              141               394.00            0
460         Saum Apartments                                   547.82              9                 675.00            0
462         P Street                                          847                 9                 1312              3
463         Canoga Apartments                                 772.00              15                830.00            0
465         Woodway Apartments                                370                 6                 480               30
469         Northbrook Apartments                             420.00              61                475.00            0
484         The Aspens                                        695.00              16                895.00            0
486         Newtonian Gardens                                 613                 24                690               0
499         Saint Charles Place                               594                 52                694               0
510         825 Pine Street Apartments                        2,022.00            0                 NAP               0
511         Ocean Villa Townhomes #1                          NAP                 40                699.00            0
513         Burbank Villas Apartments                         747.83              13                859.62            0
514         Crestwood Apartments                              490                 48                575               0
517         Sunrise Condominiums                              UAV                 UAV               UAV               UAV
523         Cedars St. Paul Apts.                             370-470             16                530-570           0
527         Village Pines                                     600-1040            24                800-2100          0
528         395-435 East O'Keefe Street                       725                 0                 NAP               0
534         Fairmount Apartments                              460                 10                582               0
535         Palms Apartments                                  780.56              12                975.00            0
536         Georgetown Village Apartments                     410.00              60                475.00            7
540         La Jolla Court Apartments                         435.00              43                535.00            0
543         Kling Street Apartments                           660.00              11                750.00            0
552         North Creek Townhomes                             NAP                 28                695               8
558         8614 Burton Way Apts.                             1000-1100           12                1350-1575         0
565         New Hampshire Apartments                          563                 2                 650               0


Control                                                       Avg Rent
  No.       Property Name                                     4 Bed ($)        Elevator
================================================================================================
339         Mountain Vista Apartments                         NAP              No
341         Timberfalls Apartments                            NAP              No
346         Northfield Lodge                                  NAP              No
348         Somserset Chambers                                NAP              No
350         Bentley Avenue Apartments                         NAP              Yes
351         Pheasant Glen                                     583              No
359         Americana Apartments                              NAP              No
362         Littleton Lyne                                    NAP              Yes
363         Raintree Apartments                               NAP              No
366         Covington Club Apartments                         NAP              No
367         Park East Apartments                              NAP              Yes
368         Shadow Trail Apartments                           NAP              No
370         Regency Park Apartments                           NAP              No
373         Linda Granada                                     NAP              No
376         Tudor Gardens Apartments                          NAP              No
383         Hillside Apartments                               NAP              No
392         Ocean Villa Townhomes #2                          NAP              No
395         Tuscany Village Phase I                           1312             No
396         Concord Village West                              NAP              No
405         Country Creek                                     NAP              No
407         Willow Trace Apartments                           NAP              No
409         Fox Crossing                                      NAP              No
414         Wanamassa Gardens Apartments                      NAP              No
416         River Oaks Apartments                             NAP              No
417         Val Halla                                         NAP              No
419         Twin Fountains Apartments                         NAP              No
421         Plantation House                                  NAP              No
423         5 Walk-Up Residential Buildings (Formerly 70 East)UAV              No
427         Tara Woods Apartments                             NAP              No
429         Andora Apartments                                 NAP              No
435         North Oaks Manor Apartments                       NAP              No
440         The Manors Apartments                             NAP              No
444         Chateau Imperial                                  NAP              No
445         Glenoaks Apartments                               NAP              No
452         Villa d'Venus                                     NAP              No
455         Westporte Apartments                              NAP              No
458         Woodley Apartments                                1,050.00         No
459         Hidden Park Apartments                            NAP              No
460         Saum Apartments                                   1,800.00         No
462         P Street                                          NAP              No
463         Canoga Apartments                                 NAP              No
465         Woodway Apartments                                585              No
469         Northbrook Apartments                             NAP              No
484         The Aspens                                        NAP              No
486         Newtonian Gardens                                 NAP              No
499         Saint Charles Place                               NAP              No
510         825 Pine Street Apartments                        NAP              No
511         Ocean Villa Townhomes #1                          NAP              No
513         Burbank Villas Apartments                         NAP              No
514         Crestwood Apartments                              NAP              No
517         Sunrise Condominiums                              UAV              Yes
523         Cedars St. Paul Apts.                             NAP              No
527         Village Pines                                     NAP              No
528         395-435 East O'Keefe Street                       NAP              No
534         Fairmount Apartments                              NAP              No
535         Palms Apartments                                  NAP              No
536         Georgetown Village Apartments                     NAP              No
540         La Jolla Court Apartments                         NAP              No
543         Kling Street Apartments                           NAP              Yes
552         North Creek Townhomes                             NAP              No
558         8614 Burton Way Apts.                             NAP              Yes
565         New Hampshire Apartments                          NAP              Yes


Control                                                                             Cut-off Date
  No.       Property Name                                     Property County       Balance ($)
=====================================================================================================
566         Villa Fontana Apartments                          Dade              $    1,496,067
567         Briarcliff                                        Mecklenburg            1,493,243
570         Calvert Apartments                                Los Angeles            1,470,407
574         Park Rochester Apartments                         Los Angeles            1,453,917
577         Garage Loft Apartments                            Oklahoma               1,435,403
579         Forest Glen                                       Baltimore              1,421,618
587         Glynbrook Estates                                 Marion                 1,395,039
588         Cypress Winds                                     Jefferson              1,390,839
593         Taylor Gardens                                    Baltimore              1,346,726
594         Tara Ridge Apartments                             Clayton                1,346,567
598         La Tijera Manor Apartments                        Los Angeles            1,298,280
609         University Court Apartments                       Hennepin               1,230,004
613         Ocean Villa Townhomes #3                          Ventura                1,198,345
615         Kings Tree Apartments                             Clay                   1,196,993
619         Lexington Village Apartments                      Montgomery             1,149,068
623         Edison Apartments                                 Pima                   1,102,686
627         Williamstown Bay                                  Dane                   1,074,983
628         52 Liberty Street                                 Hudson                 1,064,955
629         Highview Apartments                               Dekalb                 1,060,000
630         Kingwood                                          Rutherford             1,059,091
633         Morningside Square Apartments                     Harris                 1,044,005
634         Randall Court Apartments                          Clay                   1,012,795
637         Briarcliff Mews Apartments                        DeKalb                   997,477
638         Westgate Apartments                               Los Angeles              997,277
639         Broadmoor Apartments                              Pima                     997,249
640         Wolfpack Village Apartments                       Polk                     995,294
641         William Tell Apartments                           Gregg                    993,266
643         19-25 Brighton Avenue                             Norfolk                  989,228
645         Haverford Apartments                              Los Angeles              970,329
647         Dahnert Park Apartments                           Bergen                   957,509
648         Roger Post                                        Baltimore                950,688
650         Continental House                                 Douglas                  930,000
654         Northpointe Apartments                            Salt Lake                886,820
655         Francesca Apartments                              Denver                   879,261
656         514 - 524 Huron Blvd. SE                          Hennepin                 862,794
659         Las Flores Apartments                             Yuma                     817,376
660         Woodlawn Village                                  Baltimore                786,130
661         Monmouth Beach Village                            Monmouth                 780,000
662         325 North Howard Street                           Los Angeles              773,913
664         Washington Place                                  McDuffie                 764,538
668         Villa Apartments                                  Hennepin                 737,006
669         Magnolia                                          Tunica                   722,827
671         Creamery Hills                                    Corthad                  606,232
673         Wells Court                                       Fulton                   490,000
675         2486 Morris Avenue                                Bronx                    438,203
676         Branford Apartments                               Los Angeles              408,723
                                                                                --------------
            Total                                                               $1,080,369,433
                                                                                ==============


Control                                                                                                           # of
  No.       Property Name                                     Utilities paid by Tenant                            Studios
==============================================================================================================================
566         Villa Fontana Apartments                          Electric                                            0
567         Briarcliff                                        Telephone                                           0
570         Calvert Apartments                                Electric & Gas                                      18
574         Park Rochester Apartments                         Electric                                            0
577         Garage Loft Apartments                            Electric, Water, Sewer & Gas                        23
579         Forest Glen                                       Electric                                            0
587         Glynbrook Estates                                 Electric                                            0
588         Cypress Winds                                     Electric                                            1
593         Taylor Gardens                                    Electric, Telephone, Cable                          0
594         Tara Ridge Apartments                             All                                                 0
598         La Tijera Manor Apartments                        Electric and Gas                                    0
609         University Court Apartments                       None                                                68
613         Ocean Villa Townhomes #3                          Electric                                            0
615         Kings Tree Apartments                             Telephone                                           0
619         Lexington Village Apartments                      Electric                                            0
623         Edison Apartments                                 Water                                               0
627         Williamstown Bay                                  None                                                0
628         52 Liberty Street                                 Electric and Gas                                    0
629         Highview Apartments                               Electric                                            0
630         Kingwood                                          Electric                                            0
633         Morningside Square Apartments                     Electric                                            0
634         Randall Court Apartments                          Electric                                            0
637         Briarcliff Mews Apartments                        Electric                                            0
638         Westgate Apartments                               Electric                                            16
639         Broadmoor Apartments                              Electric                                            12
640         Wolfpack Village Apartments                       Electric                                            0
641         William Tell Apartments                           NAV                                                 0
643         19-25 Brighton Avenue                             Electric                                            0
645         Haverford Apartments                              NAV                                                 3
647         Dahnert Park Apartments                           Electric                                            0
648         Roger Post                                        Electric                                            0
650         Continental House                                 Electric                                            5
654         Northpointe Apartments                            Electric and Gas                                    0
655         Francesca Apartments                              All                                                 3
656         514 - 524 Huron Blvd. SE                          None                                                1
659         Las Flores Apartments                             Electric                                            0
660         Woodlawn Village                                  Electric                                            0
661         Monmouth Beach Village                            Electric & Gas                                      0
662         325 North Howard Street                           Electric                                            0
664         Washington Place                                  Electric                                            0
668         Villa Apartments                                  Electric                                            38
669         Magnolia                                          Telephone                                           0
671         Creamery Hills                                    Electric                                            0
673         Wells Court                                       All                                                 0
675         2486 Morris Avenue                                Electric                                            0
676         Branford Apartments                               Electric & Gas                                      15


Control                                                       Avg Rent             # of                 Avg Rent            # of
  No.       Property Name                                     Studios ($)          1 Bed                1 Bed ($)           2 Bed
====================================================================================================================================
566         Villa Fontana Apartments                          NAP                  39                   644.61              0
567         Briarcliff                                        NAP                  40                   395                 44
570         Calvert Apartments                                390.00               62                   450.00              0
574         Park Rochester Apartments                         NAP                  15                   880.33              8
577         Garage Loft Apartments                            761.00               0                    NAP                 0
579         Forest Glen                                       NAP                  0                    NAP                 64
587         Glynbrook Estates                                 NAP                  0                    NAP                 18
588         Cypress Winds                                     400                  55                   472                 0
593         Taylor Gardens                                    NAP                  14                   470                 36
594         Tara Ridge Apartments                             NAP                  15                   456.53              30
598         La Tijera Manor Apartments                        NAP                  26                   672.00              6
609         University Court Apartments                       475.00               0                    NAP                 2
613         Ocean Villa Townhomes #3                          NAP                  0                    NAP                 26
615         Kings Tree Apartments                             NAP                  16                   400                 56
619         Lexington Village Apartments                      NAP                  0                    NAP                 48
623         Edison Apartments                                 NAP                  32                   375.00              24
627         Williamstown Bay                                  NAP                  22                   485                 18
628         52 Liberty Street                                 NAP                  36                   611                 0
629         Highview Apartments                               NAP                  1                    325                 1
630         Kingwood                                          NAP                  48                   465                 64
633         Morningside Square Apartments                     NAP                  44                   450.00              6
634         Randall Court Apartments                          NAP                  0                    NAP                 44
637         Briarcliff Mews Apartments                        NAP                  17                   600.00              15
638         Westgate Apartments                               443.43               16                   618.12              8
639         Broadmoor Apartments                              300.00               40                   350.00              16
640         Wolfpack Village Apartments                       NAP                  16                   372.81              33
641         William Tell Apartments                           NAP                  40                   327.50              56
643         19-25 Brighton Avenue                             NAP                  30                   688                 1
645         Haverford Apartments                              530.00               13                   810.52              1
647         Dahnert Park Apartments                           NAP                  24                   700.00              0
648         Roger Post                                        NAP                  0                    NAP                 44
650         Continental House                                 330                  48                   330                 2
654         Northpointe Apartments                            NAP                  0                    NAP                 24
655         Francesca Apartments                              325.00               29                   403.00              4
656         514 - 524 Huron Blvd. SE                          385.00               31                   510.00              2
659         Las Flores Apartments                             NAP                  24                   375-475             24
660         Woodlawn Village                                  NAP                  0                    NAP                 36
661         Monmouth Beach Village                            NAP                  16                   667                 4
662         325 North Howard Street                           NAP                  10                   565.00              6
664         Washington Place                                  NAP                  0                    NAP                 22
668         Villa Apartments                                  350-450              8                    475-525             1
669         Magnolia                                          NAP                  6                    530                 15
671         Creamery Hills                                    NAP                  10                   360                 10
673         Wells Court                                       NAP                  0                    NAP                 62
675         2486 Morris Avenue                                NAP                  1                    545                 19
676         Branford Apartments                               350.00               13                   450.00              0


Control                                                       Avg Rent          # of              Avg Rent          # of
  No.       Property Name                                     2 Bed ($)         3 Bed             3 Bed ($)         4 Bed
==============================================================================================================================
566         Villa Fontana Apartments                          NAP               1                 Manager           0
567         Briarcliff                                        435               0                 NAP               0
570         Calvert Apartments                                NAP               0                 NAP               0
574         Park Rochester Apartments                         1,373.25          0                 NAP               0
577         Garage Loft Apartments                            NAP               0                 NAP               0
579         Forest Glen                                       474               0                 NAP               0
587         Glynbrook Estates                                 610               17                700               0
588         Cypress Winds                                     NAP               0                 NAP               0
593         Taylor Gardens                                    525               4                 665               0
594         Tara Ridge Apartments                             515.00            25                610.00            0
598         La Tijera Manor Apartments                        827.00            0                 NAP               0
609         University Court Apartments                       850.00            0                 NAP               0
613         Ocean Villa Townhomes #3                          687.00            1                 Manager           0
615         Kings Tree Apartments                             475               8                 600               0
619         Lexington Village Apartments                      435.00            0                 NAP               0
623         Edison Apartments                                 440.00            0                 NAP               0
627         Williamstown Bay                                  580               0                 NAP               0
628         52 Liberty Street                                 NAP               0                 NAP               0
629         Highview Apartments                               100               37                538               1
630         Kingwood                                          633               0                 NAP               0
633         Morningside Square Apartments                     625.00            3                 866.00            0
634         Randall Court Apartments                          465.00            0                 NAP               0
637         Briarcliff Mews Apartments                        700.00            0                 NAP               0
638         Westgate Apartments                               690.62            0                 NAP               0
639         Broadmoor Apartments                              440.00            1                 Manager           0
640         Wolfpack Village Apartments                       481.36            0                 NAP               1
641         William Tell Apartments                           435.00            0                 NAP               0
643         19-25 Brighton Avenue                             825               0                 NAP               0
645         Haverford Apartments                              1,175.00          0                 NAP               0
647         Dahnert Park Apartments                           NAP               0                 NAP               0
648         Roger Post                                        477               0                 NAP               0
650         Continental House                                 400               0                 NAP               0
654         Northpointe Apartments                            550.00            2                 675.00            0
655         Francesca Apartments                              525.00            1                 850.00            0
656         514 - 524 Huron Blvd. SE                          700.00            0                 NAP               0
659         Las Flores Apartments                             425-525           0                 NAP               0
660         Woodlawn Village                                  470               0                 NAP               0
661         Monmouth Beach Village                            800               0                 NAP               0
662         325 North Howard Street                           662.50            2                 732.50            0
664         Washington Place                                  297               20                400               0
668         Villa Apartments                                  700.00            0                 NAP               0
669         Magnolia                                          640               0                 NAP               0
671         Creamery Hills                                    405               4                 455               0
673         Wells Court                                       441               0                 NAP               0
675         2486 Morris Avenue                                619               0                 NAP               0
676         Branford Apartments                               NAP               0                 NAP               0


Control                                                       Avg Rent
  No.       Property Name                                     4 Bed ($)        Elevator
================================================================================================
566         Villa Fontana Apartments                          NAP              No
567         Briarcliff                                        NAP              No
570         Calvert Apartments                                NAP              No
574         Park Rochester Apartments                         NAP              No
577         Garage Loft Apartments                            NAP              Yes
579         Forest Glen                                       NAP              No
587         Glynbrook Estates                                 NAP              No
588         Cypress Winds                                     NAP              No
593         Taylor Gardens                                    NAP              No
594         Tara Ridge Apartments                             NAP              No
598         La Tijera Manor Apartments                        NAP              No
609         University Court Apartments                       NAP              No
613         Ocean Villa Townhomes #3                          NAP              No
615         Kings Tree Apartments                             NAP              No
619         Lexington Village Apartments                      NAP              No
623         Edison Apartments                                 NAP              No
627         Williamstown Bay                                  NAP              No
628         52 Liberty Street                                 NAP              No
629         Highview Apartments                               750              No
630         Kingwood                                          NAP              No
633         Morningside Square Apartments                     NAP              No
634         Randall Court Apartments                          NAP              No
637         Briarcliff Mews Apartments                        NAP              No
638         Westgate Apartments                               NAP              No
639         Broadmoor Apartments                              NAP              No
640         Wolfpack Village Apartments                       700.00           No
641         William Tell Apartments                           NAP              No
643         19-25 Brighton Avenue                             NAP              No
645         Haverford Apartments                              NAP              No
647         Dahnert Park Apartments                           NAP              No
648         Roger Post                                        NAP              No
650         Continental House                                 NAP              No
654         Northpointe Apartments                            NAP              No
655         Francesca Apartments                              NAP              No
656         514 - 524 Huron Blvd. SE                          NAP              No
659         Las Flores Apartments                             NAP              No
660         Woodlawn Village                                  NAP              No
661         Monmouth Beach Village                            NAP              No
662         325 North Howard Street                           NAP              No
664         Washington Place                                  NAP              No
668         Villa Apartments                                  NAP              Yes
669         Magnolia                                          NAP              No
671         Creamery Hills                                    NAP              No
673         Wells Court                                       NAP              No
675         2486 Morris Avenue                                NAP              No
676         Branford Apartments                               NAP              No

                      Structural and Collateral Term Sheet

                                                                         Annex B

                 First Union - Lehman Brothers - Bank of America
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1998-C2

                                 $3,067,243,000
                                  (Approximate)
                              Offered Certificates

                               [GRAPHIC OMITTED]

                   % of Mortgage Pool by Cut-off Date Balance

LEHMAN BROTHERS                                      FIRST UNION CAPITAL MARKETS

                         BANCAMERICA ROBERTSON STEPHENS

================================================================================
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPAIRED AND DISSEMINATED BY THE UNDERWRITERS AND THE CONTENTS AND ACCURACY THEREOF HAVE NOT BEEN REVIEWED BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                 First Union - Lehman Brothers - Bank of America
          Commercial Mortgage Pass-Through Certificates, Series 1998-C2
                                (FULBBA 1998-C2)

--------------------------------------------------------------------------------
                                                % of Deal       Credit Support
    -----------------------------------------
         Class A-1 (Aaa/AAA)                       22.3%         28.0%
    -----------------------------
         Class A-2 (Aaa/AAA)       Class IO        49.7          28.0
    -----------------------------
           Class B (Aa2/AA)        (Aaa/AAAr)       5.0          23.0
    -----------------------------
            Class C (A2/A)                          5.0          18.0
    -----------------------------
          Class D (Baa2/BBB)                        6.0          12.0
    -----------------------------
         Class E (Baa3/BBB-)                        2.0          10.0
    -----------------------------
               Class F                              1.5           8.5
    -----------------------------
               Class G                              3.0           5.5
    -----------------------------
               Class H                              0.5           5.0
    -----------------------------
               Class J                              1.0           4.0
    -----------------------------
               Class K                              1.5           2.5
    -----------------------------
               Class L                              1.0           1.5
    -----------------------------
               Class M                              0.5           1.0
    -----------------------------
               Class N                              1.0             -
    -----------------------------------------
--------------------------------------------------------------------------------

==========================================================================================================
         Original                                    Coupon       Avg       Principal       Legal
Class    Face ($)         Rating(1)     Description   (%)         Life (2)  Window (2)      Status
----------------------------------------------------------------------------------------------------------
A-1        760,000,000     Aaa/AAA          Fixed    6.280         5.72      6/98-6/07        Public
----------------------------------------------------------------------------------------------------------
A-2      1,693,794,000     Aaa/AAA          Fixed    6.560         9.76     6/07-11/08        Public
----------------------------------------------------------------------------------------------------------
IO    3,408,048,239(3)     Aaa/AAAr        WAC IO    0.816(4)     10.55(5)   6/98-5/28        Public
----------------------------------------------------------------------------------------------------------
B          170,403,000      Aa2/AA          Fixed    6.640        11.61     11/08-3/11        Public
----------------------------------------------------------------------------------------------------------
C          170,402,000       A2/A           Fixed    6.730        13.20      3/11-9/12        Public
----------------------------------------------------------------------------------------------------------
D          204,483,000     Baa2/BBB         Fixed    6.778        14.67      9/12-3/13        Public
----------------------------------------------------------------------------------------------------------
E           68,161,000    Baa3/BBB-         Fixed    6.778        14.95      3/13-5/13        Public
----------------------------------------------------------------------------------------------------------
F           51,121,000  Private, 144A       Fixed    6.778        15.35      5/13-4/14     Private, 144A
----------------------------------------------------------------------------------------------------------
G          102,241,582  Private, 144A      WAC Cap   7.000(6)     17.57      4/14-7/17     Private, 144A
----------------------------------------------------------------------------------------------------------
H           17,040,241  Private, 144A      WAC Cap   7.000(6)     19.37     7/17-11/17     Private, 144A
----------------------------------------------------------------------------------------------------------
J           34,080,482  Private, 144A       Fixed    6.150        19.52     11/17-1/18     Private, 144A
----------------------------------------------------------------------------------------------------------
K           51,120,723  Private, 144A       Fixed    6.150        20.30      1/18-5/20     Private, 144A
----------------------------------------------------------------------------------------------------------
L           34,080,482  Private, 144A       Fixed    6.150        23.40      5/20-1/23     Private, 144A
----------------------------------------------------------------------------------------------------------
M           17,040,241  Private, 144A       Fixed    6.150        25.67      1/23-4/25     Private, 144A
----------------------------------------------------------------------------------------------------------
N           34,080,488  Private, 144A       Fixed    6.150        28.78      4/25-5/28     Private, 144A
==========================================================================================================
Total    3,408,048,239     15 Classes
==========================================================================================================

(1)   Anticipated rating by Moody's and Standard & Poor's.
(2) Assuming among other things, 0% CPR, no losses and that ARD loans pay off on their Anticipated Repayment Date. Average Life expressed in years.
(3)   Represents notional amount on Class IO.
(4)   Variable rate coupon shown is for first Distribution Date.
(5)   Represents average life of related principal notional amounts on Class IO.
(6) Pass-through rate will equal the lesser of applicable rate set forth above and the Weighted Average Net Mortgage Rate.

================================================================================
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPAIRED AND DISSEMINATED BY THE UNDERWRITERS AND THE CONTENTS AND ACCURACY THEREOF HAVE NOT BEEN REVIEWED BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

Certain Offering Points

o Newly Originated Collateral. The collateral consists of 664 Mortgage Loans with a principal balance (as of May 1, 1998) of approximately $3.408 billion. The Mortgage Loans were originated by an affiliate of Lehman Brothers, or its approved conduit originators (51%, by balance), First Union, or its approved conduit originators (39%, by balance), or Bank of America (10%, by balance).

o Call Protection. 100% of the Mortgage Loans contain call protection provisions. 99.3% of the Mortgage Loans provide for initial lockout period followed by i) defeasance; or ii) yield maintenance; or/and iii) percentage penalty. The weighted average lockout and defeasance period for all loans is 10.0 years. The Mortgage Loans are generally prepayable without penalty between zero to six months from Mortgage Loan maturity or Anticipated Repayment Date ("ARD").

================================================================================
Type of Call Protection                              # of Loans   % of Balance
--------------------------------------------------------------------------------
Lockout and/or Defeasance                               490           73.0
--------------------------------------------------------------------------------
Lockout and/or Defeasance, then Yield Maintenance
and/or Declining Penalties                              171           26.3
--------------------------------------------------------------------------------
Yield Maintenance or Declining Penalties                 3            0.7
================================================================================

o     Weighted average lock-out and treasury defeasance of 10.0 years.

o     No loan delinquent 30 days or more as of the Cut-off Date.

o     $5.1 million average loan balance as of the Cut-off Date.

o 1.41x Weighted Average Debt Service Coverage Ratio ("DSCR") as of the Cut-off Date.

o     71.6% Weighted Average Loan to Value ("LTV") as of the Cut-off Date.

o Property Type Diversification. 31.7% Multifamily, 27.3% Retail (73.7% Anchored and Regional Mall and 26.3% Unanchored), 20.0% Office, 6.8% Credit Tenant Lease ("CTL"), 6.8% Hospitality, 3.8% Industrial/Warehouse, 1.9% Health Care and 1.6% Other.

o Geographic Diversification. California (12.0%), Texas (10.0%), New York (9.3%), Illinois (8.0%), Florida (7.1%), Georgia (6.3%), Maryland (5.3%);
      all other states less than 5% each.

o Monthly Investor Reporting. Updated collateral summary information will be part of the monthly remittance report in addition to detailed P&I payment and delinquency information. Quarterly NOI and Occupancy information to the extent delivered by borrowers, will be available to Certificateholders.

o     Cash Flows will be Modeled on BLOOMBERG.

      (Except as otherwise indicated, percentages (%) represent the principal amount of loan or loans compared to aggregate pool balance, as of the Cut-off Date (the "Initial Pool Balance."))

================================================================================
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPAIRED AND DISSEMINATED BY THE UNDERWRITERS AND THE CONTENTS AND ACCURACY THEREOF HAVE NOT BEEN REVIEWED BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                       Priority and Timing of Cash Flows *

                                [GRAPHIC OMITTED]

       * Assuming 0% CPR, no losses. Otherwise based on Table Assumptions.

Rating Agencies:      Moody's and Standard & Poor's.

Trustee:              Norwest Bank Minnesota, National Association.

Master Servicer:      First Union National Bank.

Special Servicer:     CRIIMI MAE Services Limited Partnership.

Closing Date:         On or about May 28, 1998.

Cut-off Date:         May 1, 1998.

ERISA: Classes A-1, A-2 and IO are expected to be eligible for Lehman's individual prohibited transaction exemption with respect to ERISA.

SMMEA: Classes A-1, A-2, B and IO are "mortgage related securities" for purposes of SMMEA.

Payment: Pays on 18th of each month or, if such date is not a business day, then the following business day, commencing June 18, 1998.

The Class IO:         The Class IO is comprised of fourteen components, one
                      relating to each class of Sequential Pay Certificates.

Optional Call:        1% Clean-up Call.

================================================================================
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPAIRED AND DISSEMINATED BY THE UNDERWRITERS AND THE CONTENTS AND ACCURACY THEREOF HAVE NOT BEEN REVIEWED BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

MORTGAGE LOANS:       The collateral consists of an approximately $3.408 billion pool of 664 fixed rate mortgage loans secured by first liens on commercial and multifamily properties in 43 different states and the District of Columbia. The mortgage loans were originated by an affiliate of Lehman
                      Brothers, or its approved conduit originators, First
                      Union, or its approved conduit originators, or Bank of America. As of the Cut-off Date, the Mortgage Loans have a weighted average coupon ("WAC") of 7.243% and a weighted average maturity ("WAM") of 152 months (based upon the anticipated repayment date of ARD loans). See the Collateral Summary tables at the end of this memo for more
                      Mortgage Loan details.

CREDIT ENHANCEMENT:   Credit enhancement for each class of Certificates will be
                      provided by the classes of Certificates which are subordinate in priority with respect to payments of interest and principal.

DISTRIBUTIONS:        Principal and interest payments will generally be made to
                      Certificateholders in the following order:
                      1) Interest to the Senior Classes: Class A-1, Class A-2
                         and Class IO, pro rata,
                      2) Principal to Class A-1 until such Class is retired,*
                      3) Principal to Class A-2 until such Class is retired,*
                      4) Interest to Class B, then Principal to Class B until
                         such Class is retired,
                      5) Interest to Class C, then Principal to Class C until
                         such Class is retired,
                      6) Interest to Class D, then Principal to Class D until
                         such Class is retired,
                      7) Interest to Class E, then Principal to Class E until
                         such Class is retired,
                      8) Interest and Principal to the Private Classes,
                         sequentially.
                      * Pro rata if Classes B through N are retired.

REALIZED LOSSES:      Realized Losses from any Mortgage Loan will be allocated
                      in reverse sequential order (i.e. Classes N, M, L, K, J,
                      H, G, F, E, D, C and B, in that order, and then pro-rata to Classes A-1 and A-2).

APPRAISAL REDUCTIONS: With respect to certain specially serviced Mortgage Loans as to which an appraisal is required (including any Mortgage Loan that becomes 60 days delinquent), an Appraisal Reduction Amount may be created, in the amount, if any, by which the Stated Principal Balance of such Mortgage Loan, together with unadvanced interest, unreimbursed P&I advances and certain other items, exceeds 90% of the appraised value of the related Mortgaged Property. The Appraisal Reduction Amount will reduce proportionately the amount of any P&I Advance for such loan, which reduction may result in a shortfall of interest to the most subordinate class of Principal Balance Certificates outstanding. The Appraisal Reduction Amount will be reduced to zero as of the date the related Mortgage Loan has been brought current for three months, paid in full, repurchased or otherwise liquidated, and any shortfalls borne by the subordinate classes may be made up.

MINIMUM DENOMINATIONS:

                                    Minimum          Increments
     Classes                        Denomination     Thereafter      Delivery
     ---------------------------------------------------------------------------
     A-1, A-2, B, C, D, and E       $10,000          $1              DTC
     ---------------------------------------------------------------------------
     IO                             $100,000         $1              DTC

================================================================================
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPAIRED AND DISSEMINATED BY THE UNDERWRITERS AND THE CONTENTS AND ACCURACY THEREOF HAVE NOT BEEN REVIEWED BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

PREPAYMENT PREMIUMS

=====================================================================================================================
   Prepayment      5/98     5/99     5/00     5/01     5/02     5/03     5/04     5/05     5/06     5/07     5/08
     Premium
=====================================================================================================================
    Lock-out      99.1%     98.4%   90.0%     68.0%   22.9%    15.0%     12.2%    9.5%     3.8%     3.5%     1.5%
---------------------------------------------------------------------------------------------------------------------
   Defeasance      0.2%     0.2%     6.1%     25.0%   57.5%    62.9%     64.2%   66.2%     70.4%   69.3%    71.3%
---------------------------------------------------------------------------------------------------------------------
       YM          0.3%     1.0%     3.5%     6.3%    18.6%    18.0%     19.4%   20.1%     20.6%   20.0%    17.5%
---------------------------------------------------------------------------------------------------------------------
    Sub Total     99.6%     99.6%   99.6%     99.3%   99.0%    95.9%     95.8%   95.8%     94.8%   92.9%    90.2%
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
       5%                                              0.2%     1.9%     0.1%
---------------------------------------------------------------------------------------------------------------------
       4%                                     0.3%     0.3%     0.4%     1.9%     0.1%     0.4%
---------------------------------------------------------------------------------------------------------------------
       3%          0.4%     0.4%     0.4%                       0.8%     1.0%     1.9%              0.4%     0.8%
---------------------------------------------------------------------------------------------------------------------
       2%                                     0.4%     0.5%     0.5%     0.2%     1.1%     2.6%              0.7%
---------------------------------------------------------------------------------------------------------------------
       1%                                                       0.4%     0.9%     1.1%     1.5%     1.9%     6.7%
---------------------------------------------------------------------------------------------------------------------
      Open                                             0.1%              0.1%              0.9%     4.8%     1.6%
=====================================================================================================================
      Total       100.0%   100.0%   100.0%   100.0%   100.0%   100.0%   100.0%   100.0%   100.0%   100.0%   100.0%
=====================================================================================================================

* % represents % of then outstanding balance as of the date shown utilizing Cut-off date balances.

OPEN PREPAYMENT PERIOD AT END OF LOAN:

               ==================================================
                    Open Period        #          % of Balance
                      at End         Loans
               ==================================================
                       None            97             16.2
               --------------------------------------------------
                   1 to 3 months      361             50.4
               --------------------------------------------------
                   4 to 6 months      163             27.0
               --------------------------------------------------
                     12 months         15              3.3
               --------------------------------------------------
                    12+ months         28              3.1
               ==================================================
           * Weighted average open period at end of loan is 5 months.

ALLOCATION OF PREPAYMENT PREMIUMS:

                      All Prepayment Premiums are distributed to Certificateholders on the Distribution Date following the one-month collection period in which the prepayment occurred. All Prepayment Premiums will be allocated to the Classes A through F, in each case, up to the product of
                      (i) the Prepayment Premium, (ii) the "Discount Rate Fraction" and (iii) the percentage of the total principal distribution to Certificateholders to which such Class is entitled. Any excess amounts will be distributed to Class IO.

                      The Discount Rate Fraction for Classes A through F is defined as:

                         (Coupon on Class - Reinvestment Yield) / (Coupon on Mortgage Loan - Reinvestment Yield)

================================================================================
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPAIRED AND DISSEMINATED BY THE UNDERWRITERS AND THE CONTENTS AND ACCURACY THEREOF HAVE NOT BEEN REVIEWED BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

PREPAYMENT PREMIUM ALLOCATION EXAMPLE:

                      A yield maintenance prepayment premium will generally be equal to the present value of the reduction in interest payments as a result of the prepayment through the maturity of the Mortgage Loan, discounted at the yield of a Treasury security of similar maturity in most cases (converted from semi-annual to monthly pay). The following example reflects that method.

                      General Yield Maintenance Example:

                      Assuming the structure presented on pages 4 and 5 of this memo and the following assumptions: Mortgage Loan Characteristics of loan being prepaid:

                                    Balance              $10,000,000
                                     Coupon              8.0%
                                   Maturity              10 yrs (April 1, 2008)
                      Treasury Rate (monthly)            5.75%
                      Certificate Characteristics
                               Class A-1 Coupon          7.00%

                      Discount Rate Fraction Example:

===========================================================================================================
                                                           Class A-1 Certificates   Class IO Certificates
-----------------------------------------------------------------------------------------------------------
Discount Rate Fraction Calculation                           (7.00% - 5.75%) /
(Class A-1 Coupon - Reinvestment Yield) /                    (8.00% - 5.75%) =       (100% - 55.56%) =
(Gross Mortgage Rate - Reinvestment Yield) =                  1.25% / 2.25% =
% of Premium allocated to Classes (Discount Rate Fraction)         55.56%                  44.44%
===========================================================================================================

CREDIT TENANT LEASE LOANS:

                      Credit Tenant Lease Loans are secured by mortgages on properties which are leased (each a "Credit Tenant Lease"), to a tenant which possesses (or whose parent or other affiliate which guarantees the lease obligation possesses) the rating indicated in the following table. Scheduled monthly rent payments under the Credit Tenant Leases are generally sufficient to pay in full and on a timely basis all interest and principal scheduled to be paid with respect to the related Credit Tenant Lease Loans.

                      The Credit Lease Loans generally provide that the Tenant is responsible for all costs and expenses incurred in connection with the maintenance and operation of the related Credit Tenant Lease property and that, in the event of a casualty or condemnation of a material portion of the related Mortgaged Property:

                        (i) the Tenant is obligated to continue making payments;

                        (ii) the Tenant must make an offer to purchase the applicable property subject to the Credit Tenant Lease for an amount not less than the unpaid principal balance plus accrued interest on the related Credit Tenant Lease Loan; or

                       (iii) the Trustee on behalf of the Certificateholders will have the benefit of certain non-cancelable credit lease enhancement policies obtained to cover certain casualty and/or condemnation risks.

                      Approximately 6.8% of the Mortgage Loans are Credit Tenant Lease Loans.

================================================================================
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPAIRED AND DISSEMINATED BY THE UNDERWRITERS AND THE CONTENTS AND ACCURACY THEREOF HAVE NOT BEEN REVIEWED BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

=============================================================================================================
                                    #         Cut-off Date        Property           Lease       Credit
          Tenant / Guarantor      Loans       Balance ($)           Type            Type (1)      Rating
-------------------------------------------------------------------------------------------------------------
Brinker International                 5        62,536,008     Restaurant                B           (4)
-------------------------------------------------------------------------------------------------------------
Walgreen Company                     12        31,221,461     Drug Store               NN         Aa3/A+
-------------------------------------------------------------------------------------------------------------
Eckerd Corporation                    4         6,814,403     Drug Store               NNN        A2/A(2)
-------------------------------------------------------------------------------------------------------------
Eckerd Corporation                   10        17,936,104     Drug Store               NN         A2/A(2)
-------------------------------------------------------------------------------------------------------------
Rite Aid Corp.                        8        15,363,721     Drug Store               NN        Baa1/BBB+
-------------------------------------------------------------------------------------------------------------
J. Sainsbury PLC                      1        13,760,326     Grocery                  NN         Aa3/A+
-------------------------------------------------------------------------------------------------------------
CVS Corporation                       8        13,255,513     Drug Store               NN          A3/A-
-------------------------------------------------------------------------------------------------------------
Revco D.S. Inc.                       7        12,065,289     Drug Store               NN         Baa1/A-
-------------------------------------------------------------------------------------------------------------
K-Mart                                1        11,283,801     Retail                   NNN        Ba2/BB
-------------------------------------------------------------------------------------------------------------
Kroger Company                        2        10,761,648     Grocery                  NNN       Baa3/BBB-
-------------------------------------------------------------------------------------------------------------
Winn-Dixie Stores, Inc.               3        10,550,292     Grocery                  NN        P1/NR(3)
-------------------------------------------------------------------------------------------------------------
A & P                                 1         6,163,227     Grocery                  NNN       Baa3/BBB-
-------------------------------------------------------------------------------------------------------------
IHOP Corp                             3         4,084,310     Restaurant               NNN          (4)
-------------------------------------------------------------------------------------------------------------
Staples                               1         3,361,991     Office Supplies          NN        Baa3/BB+
-------------------------------------------------------------------------------------------------------------
Pep Boys                              1         3,124,249     Auto Parts               NNN       Baa2/BBB+
-------------------------------------------------------------------------------------------------------------
Safeway                               1         3,022,231     Grocery                  NN        Baa2/BBB
-------------------------------------------------------------------------------------------------------------
Office Depot                          1         2,194,462     Office Supplies          NNN      Baa2/BB+(5)
-------------------------------------------------------------------------------------------------------------
State Farm                            1         1,666,979     Operations Center        NN       Aaa/AAA(6)
-------------------------------------------------------------------------------------------------------------
Sears Roebuck & Co.                   1           918,191     Retail                   NNN         A2/A-
-------------------------------------------------------------------------------------------------------------
Ashtead Group PLC                     1           891,617     Equipment Rental         NN           (4)
-------------------------------------------------------------------------------------------------------------
United States Postal Service          1           828,686     Post Office              NN           (4)
-------------------------------------------------------------------------------------------------------------
Total CTLs:                          73      $231,804,509              -                -
=============================================================================================================

Unless otherwise indicated, such ratings were the highest rating assigned to the applicable tenant or guarantor, as applicable, by Moody's and Standard & Poor's, respectively.

(1) "NNN" means triple net lease; "NN" means double net lease; "B" means bond-type lease.
(2) Based upon the rating of Eckerd's parent, J.C. Penney Corporation, although it has made no explicit guaranty of Eckerd's obligations.
(3)   Commercial paper rating.
(4)   Private rating; disclosure not available.
(5)   Unsecured bank facility rating.
(6)   Claims paying ability rating.

================================================================================
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPAIRED AND DISSEMINATED BY THE UNDERWRITERS AND THE CONTENTS AND ACCURACY THEREOF HAVE NOT BEEN REVIEWED BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

Large Loans:          There are 6 loans over $60mm in balance totaling $623.5mm.
                      The following table provides a summary of the 6 largest loans (the "Large Loans").

Mortgage Loan Summary:

===============================================================================================================================
                                                                    Maturity
   Mortgage       Property      # of      Cut-off Date                Date/               Amort
     Loan           Type     Properties      Balance      Coupon       ARD                 Term              DSCR        LTV
===============================================================================================================================
  IBM Somers        Office        1       $178,378,814    6.83%    10/1/2013            188 mos.            1.32x       63.7%
-------------------------------------------------------------------------------------------------------------------------------
IBM Broadmoor       Office        1       $154,000,000    7.04%    4/10/2011    IO 36 mos. then 190 mos.    1.50x       76.2%
-------------------------------------------------------------------------------------------------------------------------------
Fox Valley Mall     Retail        1        $85,527,649    6.75%    11/10/2006        Interest Only          1.91x       61.5%
-------------------------------------------------------------------------------------------------------------------------------
Hawthorn Center     Retail        1        $77,863,877    6.75%    11/10/2008         Interest Only         2.00x       58.8%
-------------------------------------------------------------------------------------------------------------------------------
First Union Plaza   Office        1        $64,000,000    6.75%     5/1/2013     IO 60 mos. then 360 mos.   1.40x(1)    61.0%
-------------------------------------------------------------------------------------------------------------------------------
Oakwood  Village  Multifamily     1        $63,766,163    7.36%     12/1/2027            360 mos.           1.30x       79.7%
===============================================================================================================================
      Total /         -           6       $623,536,504    6.907%        -                   -               1.54x       67.2%
Weighted Average
===============================================================================================================================

(1) DSCR shown is based upon the required debt service payments during the loan's amortization period. DSCR based upon required debt service payments during the loan's interest only period is 1.61x.

IBM Somers:

================================================================================
Cut-Off Date Balance:    $178,378,814
--------------------------------------------------------------------------------
Coupon/Term:             6.83% /  15 2/3 year self amortizing
--------------------------------------------------------------------------------
Sponsor:                 IBM (50%), Shorenstein Company (25%), Fremont Investors
                         (25%)
--------------------------------------------------------------------------------
Lease:                   100% triple-net leased to IBM (A+/A1) through October
                         31, 2013
--------------------------------------------------------------------------------
Property:                Class A office complex designed by I.M. Pei and built
                         in 1987. The property includes four four-story office
                         buildings and one four-story corporate services
                         building located on a 747-acre property.
--------------------------------------------------------------------------------
Size:                    1,078,060 net rentable square feet
--------------------------------------------------------------------------------
Location:                Somers (Westchester County), New York
--------------------------------------------------------------------------------
Appraised Value:         $280,000,000  (as of December  1997) as leased
--------------------------------------------------------------------------------
LTV:                     63.7%
--------------------------------------------------------------------------------
DSCR:                    1.32x
--------------------------------------------------------------------------------
Lockbox:                 All base rent will be deposited directly into a lockbox
                         account
--------------------------------------------------------------------------------
Reserves:                NA
================================================================================

================================================================================
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPAIRED AND DISSEMINATED BY THE UNDERWRITERS AND THE CONTENTS AND ACCURACY THEREOF HAVE NOT BEEN REVIEWED BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

IBM Broadmoor:

================================================================================
Cut-Off Date Balance:    $154,000,000
--------------------------------------------------------------------------------
Coupon/Term:             7.04% / 13 years; 3 years interest-only then
                         amortization on a 190 month amortization schedule.
--------------------------------------------------------------------------------
Sponsor:                 IBM (50%), Prentiss Properties (50%)
--------------------------------------------------------------------------------
Lease:                   100% triple-net leased to IBM (A+/A1) through March
                         2006 and 70% triple-net leased through 2011.
--------------------------------------------------------------------------------
Property:                Leasehold interest in Class A office complex built in
                         1991. The Property includes seven buildings: one
                         single-story, three six-story, and three eight-story.
                         The fee simple interest is owned 100% by IBM.
--------------------------------------------------------------------------------
Size:                    1,112,236 net rentable square feet
--------------------------------------------------------------------------------
Location:                Austin, Texas
--------------------------------------------------------------------------------
Appraised Value:         $202,000,000 (as of February  1998) as leased
--------------------------------------------------------------------------------
LTV:                     76.2%
--------------------------------------------------------------------------------
DSCR:                    1.50x
--------------------------------------------------------------------------------
Lockbox:                 All base rents will be deposited directly into a
                         lockbox account.
--------------------------------------------------------------------------------
Reserves:                If the occupancy of subject property by IBM falls below
                         100%, the Borrower must establish reserves for capital
                         expenditures, leasing commissions, and tenant
                         improvements in the amount of $20 multiplied by the
                         number of square feet not occupied by IBM. The reserves
                         must always equal $20 multiplied by the number of
                         square feet not occupied by IBM.
================================================================================

Fox Valley Mall:

================================================================================
Cut-Off Date Balance:    $85,527,649
--------------------------------------------------------------------------------
Coupon/Term:             6.75% / 9 year interest-only
--------------------------------------------------------------------------------
Sponsor:                 Urban Shopping Centers, Inc.
--------------------------------------------------------------------------------
Anchors:                 Marshall Field, Sears, Carson Pirie Scott and JC Penney
--------------------------------------------------------------------------------
Size:                    Two level, 1.4 million square foot regional mall with
                         566,001 square foot of In-Line Mall Space as well as
                         two pads leased to a health club and theatre with 1997
                         mall store sales of $277 per square foot.
--------------------------------------------------------------------------------
Location:                Aurora (outside Chicago), Illinois
--------------------------------------------------------------------------------
Value:                   $138,994,118 assuming a 8.5% cap rate on underwritten
                         NOI
--------------------------------------------------------------------------------
LTV:                     61.5%
--------------------------------------------------------------------------------
DSCR:                    1.91x
--------------------------------------------------------------------------------
Lockbox:                 Springing lockbox if the DSCR falls below 1.25x DSCR
                         and other standard criteria related to the ARD and the
                         refinancing of the loan.
--------------------------------------------------------------------------------
Reserves:                None. Borrower has covenanted that it will spend a
                         minimum of $7.0 million prior to April 1, 1999 on the
                         continued repositioning of the mall.
================================================================================

================================================================================
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPAIRED AND DISSEMINATED BY THE UNDERWRITERS AND THE CONTENTS AND ACCURACY THEREOF HAVE NOT BEEN REVIEWED BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

Hawthorn Center:

================================================================================
Cut-Off Date Balance:    $77,863,877
--------------------------------------------------------------------------------
Coupon/Term:             6.75% / 11 year interest-only
--------------------------------------------------------------------------------
Sponsor:                 Urban Shopping Centers, Inc.
--------------------------------------------------------------------------------
Anchors:                 Marshall Field, Sears, Carson Pirie Scott and JC Penney
--------------------------------------------------------------------------------
Size:                    Two level, 1.2 million square foot regional mall with
                         499,282 square feet of In-Line Mall Space as well as
                         one pad leased to a health club with 1997 mall store
                         sales of $295 per square foot.
--------------------------------------------------------------------------------
Location:                Vernon Hills (outside Chicago), Illinois
--------------------------------------------------------------------------------
Value:                   $132,421,624 assuming a 8.5% cap rate on underwritten
                         NOI
--------------------------------------------------------------------------------
LTV:                     58.8%
--------------------------------------------------------------------------------
DSCR:                    2.00x
--------------------------------------------------------------------------------
Lockbox:                 Springing lockbox if the DSCR falls below 1.25x DSCR
                         and other standard criteria related to the ARD and the
                         refinancing of the loan.
--------------------------------------------------------------------------------
Reserves:                None
================================================================================

First Union Plaza:

================================================================================
Cut-Off Date Balance:    $64,000,000
--------------------------------------------------------------------------------
Coupon/Term:             6.75% / 15 year; 5 years interest-only then 10 years on
                         a 30 year amortization schedule
--------------------------------------------------------------------------------
Sponsor:                 Childress Klein (25%) and BBV Real Estate Services,
                         Inc. (75%)
--------------------------------------------------------------------------------
Largest Tenants:         First Union National Bank 19%;  Sutherland, Asbill &
                         Brennan 17%.
--------------------------------------------------------------------------------
Property:                28 story Class A office building built in 1987.
--------------------------------------------------------------------------------
Size:                    615,726 square feet
--------------------------------------------------------------------------------
Location:                Atlanta, Georgia
--------------------------------------------------------------------------------
Appraised Value:         $105,000,000 (as of March  1998)
--------------------------------------------------------------------------------
LTV:                     61.0%
--------------------------------------------------------------------------------
DSCR:                    1.40x (1.61x based on required payments during the
                         interest only period)
--------------------------------------------------------------------------------
Reserves:                A $2 million TI/LC reserve was funded at closing for a
                         possible one time lease rollover in year 2000.
================================================================================

================================================================================
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPAIRED AND DISSEMINATED BY THE UNDERWRITERS AND THE CONTENTS AND ACCURACY THEREOF HAVE NOT BEEN REVIEWED BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

Oakwood Village:

================================================================================
Cut-Off Date Balance:    $63,766,163
--------------------------------------------------------------------------------
Coupon/Term:             7.36% / 30 year
--------------------------------------------------------------------------------
Sponsor:                 The Kushner Companies
--------------------------------------------------------------------------------
Occupancy:               98%
--------------------------------------------------------------------------------
Property:                Apartment complex built in phases between 1973 and
                         1985. The improvements consist of 107 2-story brick
                         residential buildings plus ancillary buildings on 174.4
                         acre site.
--------------------------------------------------------------------------------
Size:                    1,224 units
--------------------------------------------------------------------------------
Location:                Mount Olive, NJ (approximately 30 miles NW of New York
                         City)
--------------------------------------------------------------------------------
Appraised Value:         $80,000,000 (as of October 1997)
--------------------------------------------------------------------------------
LTV:                     79.7%
--------------------------------------------------------------------------------
DSCR:                    1.30x
--------------------------------------------------------------------------------
Lockbox:                 None
--------------------------------------------------------------------------------
Reserves:                Replacement reserves in the amount of $20,400 ($200 per
                         unit per year) will be escrowed monthly for property
                         upkeep.
================================================================================

AFFILIATED BORROWER CONCENTRATIONS:

======================================================================================
Sponsor Name                                Number of Loans   % by Cut-off Balance
--------------------------------------------------------------------------------------
IBM/Shorenstein Company/Fremont Investors(1)       1                  5.2
--------------------------------------------------------------------------------------
Urban Shopping Centers, Inc.                       2                  4.8
--------------------------------------------------------------------------------------
IBM/Prentiss Properties(1)                         1                  4.5
--------------------------------------------------------------------------------------
The Kushner Companies                              6                  2.5
--------------------------------------------------------------------------------------
Oxford Realty Services                             7                  2.1
======================================================================================

*No other borrower concentration equals or exceeds 2.0%.
(1) Both borrowers owned in part by IBM.

UNDERWRITING:

The below table relates only to "conduit" loans and excludes all CTL loans as well as the Large Loans.

================================================================================
                             % of Pool
                          w/Funded Escrow  Current Balance     Annual Deposit
--------------------------------------------------------------------------------
Replacement Reserves           90.7%           $3.8 mm            $15.9 mm
--------------------------------------------------------------------------------
Taxes                          93.9%             NA               $40.8 mm
--------------------------------------------------------------------------------
Insurance                      84.4%             NA                $7.2 mm
--------------------------------------------------------------------------------
TI & LC (Retail)               65.6%           $3.1 mm             $4.0 mm*
--------------------------------------------------------------------------------
TI & LC (Office)               85.8%           $2.4 mm             $2.6 mm*
--------------------------------------------------------------------------------
TI & LC (Industrial/W'hse)     48.9%           $0.6 mm             $0.6 mm*
--------------------------------------------------------------------------------
*In addition, ten loans reserve periodically for lease specific events.

The below table relates to all Mortgage Loans.
--------------------------------------------------------------------------------
Non-Consolidation     Delivered for substantially for all loans with principal
Opinions              balances greater Than $15 million and the majority of
                      Credit Tenant Lease Loans.
--------------------------------------------------------------------------------
Lockboxes             16.9% of all loans, by balance, have hard lockboxes
                      29.8% of all loans, by balance, have springing lockboxes
===============================================================================

================================================================================
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPAIRED AND DISSEMINATED BY THE UNDERWRITERS AND THE CONTENTS AND ACCURACY THEREOF HAVE NOT BEEN REVIEWED BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

ANTICIPATED REPAYMENT DATE LOANS:

                      Mortgage Loans representing 23.9% of the Initial Pool Balance provide that if the unamortized principal amount thereof is not repaid on a date (the "Anticipated Repayment Date") set forth in the related Mortgage Note, the Mortgage Loan will accrue additional interest at the rate set forth therein and the borrower will be required to apply excess monthly cash flow generated by the Mortgaged Property (as determined in the related Mortgage) to the repayment of principal outstanding on the Mortgage Loan. With respect to such Mortgage Loans, no Prepayment Premiums or Yield Maintenance Charges will be due in connection with any principal prepayment after the Anticipated Repayment Date. For purposes of analysis, such loans are assumed to pay off at the ARD.

DETAILED MONTHLY INVESTOR REPORTING:

                      Updated collateral summary information will be a part of the monthly remittance report in addition to detailed P&I payment and delinquency information. Quarterly NOI and Occupancy data, to the extent delivered by the borrowers, will be available to Certificateholders through the Trustee. The following is a list of all the reports that will be available to Certificateholders:

      Name of Report                          Description (information provided)
---------------------------------------------------------------------------------------------------------
1     Remittance Report                       principal and interest distributions, principal balances
---------------------------------------------------------------------------------------------------------
2     Mortgage Loan Status Report             portfolio stratifications
---------------------------------------------------------------------------------------------------------
3     Comparative Financial Status Report     revenue, NOI, DSCR to the extent available
---------------------------------------------------------------------------------------------------------
4     Delinquent Loan Status Report           listing of delinquent mortgage loans
---------------------------------------------------------------------------------------------------------
5     Historical Loan Modification Report     information on modified mortgage loans
---------------------------------------------------------------------------------------------------------
6     Historical Loss Estimate Report         liquidation proceeds, expenses, and realized losses
---------------------------------------------------------------------------------------------------------
7     REO Status Report                       NOI and value of REO
---------------------------------------------------------------------------------------------------------
8     Watch List                              listing of loans in jeopardy of becoming Specially Serviced
---------------------------------------------------------------------------------------------------------
9     Loan Payoff Notification Report         listing of loans that have given notice of intent to payoff

ADVANCING:            The Master Servicer will be obligated to make advances of
                      scheduled principal and interest payments (excluding balloon payments and subject to reduction for Appraisal
                      Reduction Amounts) and certain servicing expenses
                      ("Advances"), to the extent that such Advances are deemed to be recoverable out of the related loan. If the Master
                      Servicer fails to make a required Advance, the Trustee will be obligated to make such advances.

CONTROLLING CLASS     A Controlling Class Representative will be appointed by a
REPRESENTATIVE:       majority of Certificateholders of the Controlling Class,
                      which will generally be the most subordinate class with a Certificate Balance outstanding that is at least 25% of the initial Certificate Balance of such Class. The
                      Controlling Class Representative will, subject to certain limitations, be entitled to direct the Special Servicer on how to resolve delinquent or defaulted loans.

================================================================================
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPAIRED AND DISSEMINATED BY THE UNDERWRITERS AND THE CONTENTS AND ACCURACY THEREOF HAVE NOT BEEN REVIEWED BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

SPECIAL SERVICER      The Pooling and Servicing Agreement will generally permit
FLEXIBILITY:          the Special Servicer to modify, waive or amend any term of any Mortgage Loan if (a) it determines, in accordance with the servicing standard, that it is appropriate to do so and (b) among other things, such modification, waiver or amendment will not, subject to certain exceptions:

                        (i) affect the amount or timing of any scheduled payments of principal, interest or other amount (including Prepayment Premiums and Yield Maintenance Charges) payable under the Mortgage Loan;

                        (ii) affect the obligation of the related borrower to pay a Prepayment Premium or Yield Maintenance Charge or permit a principal prepayment during the applicable Lockout Period;

                        (iii) except as expressly provided by the related
                              Mortgage or in connection with a material adverse environmental condition at the related Mortgaged Property, result in a release of the lien of the related Mortgage on any material portion of such Mortgaged Property without a corresponding principal prepayment, or;

                        (iv) in the judgment of the Special Servicer, materially impair the security for the Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon.

SPECIAL SERVICER:     CRIIMI MAE Services Limited Partnership ("CRIIMI"), a
                      Maryland limited partnership, the general partner of which is CRIIMI MAE Services, Inc.

                      As of December 31, 1997, CRIIMI performed certain servicing responsibilities for a portfolio (including loans serviced for its own account and for others) of approximately $16.3 billion.

MASTER SERVICER:      First Union. As of December 31, 1997, First Union had a
                      total commercial and multifamily mortgage loan servicing portfolio (including loans serviced for its own account and for others) of approximately $16.5 billion.

================================================================================
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPAIRED AND DISSEMINATED BY THE UNDERWRITERS AND THE CONTENTS AND ACCURACY THEREOF HAVE NOT BEEN REVIEWED BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

FULBBA 98-C2 Collateral Overview (as of the Cut-off Date - May 1, 1998):

         GENERAL CHARACTERISTICS                      PROPERTY TYPES
=========================================  =====================================
                                                 Property      % of Initial Pool
      Characteristics                             Types             Balance
-----------------------------------------  -------------------------------------
   Initial Pool Balance    $3,408,048,239      Multifamily           31.7%
-----------------------------------------  -------------------------------------
        # of Loans              664               Retail             27.3%
-----------------------------------------  -------------------------------------
         Gross WAC             7.243%             Office             20.0%
-----------------------------------------  -------------------------------------
       Original WAM          155 months            CTL                6.8%
-----------------------------------------  -------------------------------------
       Remaining WAM         152 months           Hotel               6.8%
-----------------------------------------  -------------------------------------
     Avg. Loan Balance       $5,132,603    Industrial/Warehouse       3.8%
-----------------------------------------  -------------------------------------
         WA DSCR*              1.41x           Health Care            1.9%
-----------------------------------------  -------------------------------------
WA Cut-off Date LTV Ratio*     71.6%            Mixed Use             0.6%
-----------------------------------------  -------------------------------------
   Balloon or ARD Loans        81.5%           Self Storage           0.6%
=========================================  -------------------------------------
*Excluding CTL loans                          Mobile Home Park        0.4%
                                            ====================================

                                                   DEAL SUMMARY BY PROPERTY TYPE
==============================================================================================================================
                                Aggregate                Average      Gross   Rem.      WA                 WA
                     # of      Cut-off Date   % of    Cut-off Date     WAC     WAM     LTV       WA      Occup.    CA  Balloon
    Property Type    Loans      Balance ($)    Pool    Balance ($)     (%)    (mos)   Ratio   DSCR (x)   Rate(%)    %     %
------------------------------------------------------------------------------------------------------------------------------
Multifamily             228    1,080,369,433   31.7      4,738,462     7.24    153     76.8      1.32      95.3    6.0   27.6
------------------------------------------------------------------------------------------------------------------------------
Conventional            220    1,051,707,541   30.9      4,780,489     7.23    148     76.6      1.33      95.2    6.0   27.5
------------------------------------------------------------------------------------------------------------------------------
Sec. 42                   8       28,661,892    0.8      3,582,737     7.86    340     81.8      1.25      96.4    N/A    0.1
------------------------------------------------------------------------------------------------------------------------------
Retail                  168      930,497,174   27.3      5,538,674     7.18    136     70.7      1.46      93.8    3.1   25.2
------------------------------------------------------------------------------------------------------------------------------
Anchored (3)            100      686,090,991   20.1      6,860,910     7.13    138     70.1      1.50      93.0    1.7   18.3
------------------------------------------------------------------------------------------------------------------------------
Unanchored               68      244,406,183    7.2      3,594,209     7.33    130     72.4      1.37      96.0    1.3    6.9
------------------------------------------------------------------------------------------------------------------------------
CTL                      73      231,804,509    6.8      3,175,404     7.30    239      N/A       N/A     100.0    N/A    2.9
------------------------------------------------------------------------------------------------------------------------------
Office - CTL              2        2,495,665    0.1      1,247,832     7.66    154      N/A       N/A     100.0    N/A    N/A
------------------------------------------------------------------------------------------------------------------------------
Retail - CTL             71      229,308,844    6.7      3,229,702     7.29    240      N/A       N/A     100.0    N/A    2.9
------------------------------------------------------------------------------------------------------------------------------
Office                   71      680,412,829     20      9,583,279     7.08    150     69.5      1.39      98.4    1.0   14.7
------------------------------------------------------------------------------------------------------------------------------
Hotel                    45      231,622,284    6.8      5,147,162     7.61    136     65.3      1.52       N/A    0.4    5.8
------------------------------------------------------------------------------------------------------------------------------
Full Service              7       74,057,972    2.2     10,579,710     7.52     97     60.1      1.48       N/A    0.4    2.2
------------------------------------------------------------------------------------------------------------------------------
Limited Service          38      157,564,312    4.6      4,146,429     7.65    155     67.8      1.54       N/A    0.1    3.7
------------------------------------------------------------------------------------------------------------------------------
Industrial/W'hse         44      130,726,130    3.8      2,971,048     7.36    133     67.1      1.40      98.4    1.0    2.7
------------------------------------------------------------------------------------------------------------------------------
Health Care              12       65,451,082    1.9      5,454,257     7.80    170     56.7      1.86      93.5    0.1    1.1
------------------------------------------------------------------------------------------------------------------------------
Assisted Living           2        4,480,828    0.1      2,240,414     7.98    116     57.6      1.39      93.2    0.1    0.1
------------------------------------------------------------------------------------------------------------------------------
Congregate Care           1        7,589,517    0.2      7,589,517     7.20    118     69.0      1.64      87.0    N/A    0.2
------------------------------------------------------------------------------------------------------------------------------
Skilled Nursing           9       53,380,737    1.6      5,931,193     7.87    182     54.8      1.93      94.4    N/A    0.8
------------------------------------------------------------------------------------------------------------------------------
Self Storage             10       21,530,458    0.6      2,153,046     7.50    162     68.4      1.45      93.0    0.2    0.6
------------------------------------------------------------------------------------------------------------------------------
Mixed Use                 8       22,086,672    0.6      2,760,834     7.63    143     67.8      1.41      94.1    0.1    0.6
------------------------------------------------------------------------------------------------------------------------------
Mobile Home Park          5       13,547,668    0.4      2,709,534     7.11    125     65.5      1.55      97.2    N/A    0.4
------------------------------------------------------------------------------------------------------------------------------
Total/Avg/Min/Max       664    3,408,048,239  100.0      5,132,603     7.24    152  71.6(2)   1.41(2)   95.9(1)   12.0   81.5
Wtd.Avg:
==============================================================================================================================

(1) Excluding Hospitality Properties.
(2) Excludes Credit Lease Loans but includes Section 42 multifamily properties.
(3) Includes Regional Mall.

================================================================================
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPAIRED AND DISSEMINATED BY THE UNDERWRITERS AND THE CONTENTS AND ACCURACY THEREOF HAVE NOT BEEN REVIEWED BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

FULBBA 98-C2 Collateral Overview (as of the Cut-off Date - May 1, 1998):

                       DEAL SUMMARY BY PROPERTY TYPE (CONTINUED)
============================================================================================
                              Aggregate      % of      Average       Minimum       Maximum
                    # of    Cut-off Date    Initial  Cut-off Date    Cut-off    Cut-off Date
       Property     Loans      Balance       Pool      Balance         Date        Balance
         Type                    ($)         (%)         ($)       Balance ($)       ($)
--------------------------------------------------------------------------------------------
Multifamily           228    1,080,369,433   31.7      4,738,462      408,723    63,766,163
--------------------------------------------------------------------------------------------
Conventional          220    1,051,707,541   30.9      4,780,489      408,723    63,766,163
--------------------------------------------------------------------------------------------
Sec. 42                 8       28,661,892    0.8      3,582,737      490,000     9,932,082
--------------------------------------------------------------------------------------------
Retail                168      930,497,174   27.3      5,538,674      448,385    85,527,649
--------------------------------------------------------------------------------------------
Anchored              100      686,090,991   20.1      6,860,910      448,385    85,527,649
--------------------------------------------------------------------------------------------
Unanchored             68      244,406,183    7.2      3,594,209      758,403    25,328,345
--------------------------------------------------------------------------------------------
CTL                    73      231,804,509    6.8      3,175,404      494,859    15,391,931
--------------------------------------------------------------------------------------------
Office - CTL            2        2,495,665    0.1      1,247,832      828,686     1,666,979
--------------------------------------------------------------------------------------------
Retail - CTL           71      229,308,844    6.7      3,229,702      494,859    15,391,931
--------------------------------------------------------------------------------------------
Office                 71      680,412,829   20.0      9,583,279      767,358   178,378,814
--------------------------------------------------------------------------------------------
Hotel                  45      231,622,284    6.8      5,147,162    1,790,698    23,892,525
--------------------------------------------------------------------------------------------
Full Service            7       74,057,972    2.2     10,579,710    5,394,206    21,840,552
--------------------------------------------------------------------------------------------
Limited Service        38      157,564,312    4.6      4,146,429    1,790,698    23,892,525
--------------------------------------------------------------------------------------------
Industrial/W'hse       44      130,726,130    3.8      2,971,048      747,776    12,218,750
--------------------------------------------------------------------------------------------
Health Care            12       65,451,082    1.9      5,454,257    1,941,881    13,404,516
--------------------------------------------------------------------------------------------
Assisted Living         2        4,480,828    0.1      2,240,414    1,941,881     2,538,946
--------------------------------------------------------------------------------------------
Congregate Care         1        7,589,517    0.2      7,589,517    7,589,517     7,589,517
--------------------------------------------------------------------------------------------
Skilled Nursing         9       53,380,737    1.6      5,931,193    2,464,054    13,404,516
--------------------------------------------------------------------------------------------
Self Storage           10       21,530,458    0.6      2,153,046      992,950     3,295,516
--------------------------------------------------------------------------------------------
Mixed Use               8       22,086,672    0.6      2,760,834      958,970     4,850,614
--------------------------------------------------------------------------------------------
Mobile Home Park        5       13,547,668    0.4      2,709,534    1,345,749     4,600,000
--------------------------------------------------------------------------------------------
Total/Avg/Min/        664    3,408,048,239  100.0      5,132,603      408,723   178,378,814
Max/Wtd Avg.:
============================================================================================

                       DEAL SUMMARY BY PROPERTY TYPE (CONTINUED)
====================================================================================================
                                                                                WA      Min     Max
                    Gross   Min     Max    Min    Max    WA      Min    Max     LTV     LTV     LTV
       Property      WAC    WAC     WAC    WAM    WAM   DSCR    DSCR    DSCR   Ratio   Ratio   Ratio
         Type        (%)    (%)     (%)   (mos)  (mos)   (x)     (x)    (x)     (%)     (%)     (%)
----------------------------------------------------------------------------------------------------
Multifamily         7.24   6.76    9.11     51   360    1.32    1.18    2.55    76.8    29.8    85.0
----------------------------------------------------------------------------------------------------
Conventional        7.23   6.76    8.25     51   360    1.33    1.19    2.05    76.6    29.8    81.5
----------------------------------------------------------------------------------------------------
Sec. 42             7.86   7.44    9.11    296   358    1.25    1.18    2.55    81.8    30.2    85.0
----------------------------------------------------------------------------------------------------
Retail              7.18   6.71    9.01     57   298    1.46    1.11    2.00    70.7    30.9    83.1
----------------------------------------------------------------------------------------------------
Anchored            7.13   6.71    8.38     70   298    1.50    1.19    2.00    70.1    30.9    83.1
----------------------------------------------------------------------------------------------------
Unanchored          7.33   6.79    9.01     57   238    1.37 1.11(2)    1.79    72.4    53.7    79.9
----------------------------------------------------------------------------------------------------
CTL                 7.30   6.79    8.34    115   297     N/A     N/A     N/A     N/A     N/A     N/A
----------------------------------------------------------------------------------------------------
Office - CTL        7.66   7.56    7.85    115   231     N/A     N/A     N/A     N/A     N/A     N/A
----------------------------------------------------------------------------------------------------
Retail - CTL        7.29   6.79    8.34    168   297     N/A     N/A     N/A     N/A     N/A     N/A
----------------------------------------------------------------------------------------------------
Office              7.08   6.75    8.00     81   239    1.39    1.10    1.74    69.5    50.0    79.9
----------------------------------------------------------------------------------------------------
Hotel               7.61   7.06    8.88     56   239    1.52    1.38    3.53    65.3    39.8    75.9
----------------------------------------------------------------------------------------------------
Full Service        7.52   7.23    7.90     56   119    1.48    1.40    1.64    60.1    47.1    74.4
----------------------------------------------------------------------------------------------------
Limited Service     7.65   7.06    8.88    114   239    1.54    1.38    3.53    67.8    39.8    75.9
----------------------------------------------------------------------------------------------------
Industrial/W'hse    7.36   7.00    7.71     80   240    1.40    1.24    2.23    67.1    38.7    77.7
----------------------------------------------------------------------------------------------------
Health Care         7.80   7.20    8.13    115   237    1.86    1.37    2.33    56.7    20.8    78.7
----------------------------------------------------------------------------------------------------
Assisted Living     7.98   7.88    8.13    116   116    1.39    1.37    1.42    57.6    35.3    74.7
----------------------------------------------------------------------------------------------------
Congregate Care     7.20   7.20    7.20    118   118    1.64    1.64    1.64    69.0    69.0    69.0
----------------------------------------------------------------------------------------------------
Skilled Nursing     7.87   7.75    8.00    115   237    1.93    1.37    2.33    54.8    20.8    78.7
----------------------------------------------------------------------------------------------------
Self Storage        7.50   7.13    8.00    113   238    1.45    1.30    1.82    68.4    59.5    74.3
----------------------------------------------------------------------------------------------------
Mixed Use           7.63   7.23    8.13     81   357    1.41    1.30    1.57    67.8    47.6    76.7
----------------------------------------------------------------------------------------------------
Mobile Home Park    7.11   6.80    7.32    116   177    1.55 1.14(3)    2.06    65.5    46.8    78.6
----------------------------------------------------------------------------------------------------
Total/Avg/Min/      7.24   6.71    9.11     51   360 1.41(1) 1.10(1) 3.53(1) 71.6(1) 20.8(1) 85.0(1)
Max/Wtd Avg.:
====================================================================================================

(1) Excludes Credit Lease Loans but includes Section 42 multifamily properties.
(2) $2.064mm 75% LTV retail loan, part of an $8.8mm crossed portfolio with 1.26x DSCR.
(3)   $1.486 mm 15-year self-liquidating loan at 55.0% LTV.

================================================================================
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPAIRED AND DISSEMINATED BY THE UNDERWRITERS AND THE CONTENTS AND ACCURACY THEREOF HAVE NOT BEEN REVIEWED BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

FULBBA 98-C2 Collateral Overview (as of the Cut-off Date - May 1, 1998):

              LOAN SIZE DISTRIBUTION                  GROSS RATE DISTRIBUTION
================================================   =============================
                            # of    % of Initial     Gross Rate     % of Initial
    Balance Ranges ($)      Loans   Pool Balance        (%)         Pool Balance
------------------------------------------------   -----------------------------
    408,723 - 2,000,000     201          8.3       6.500 - 6.749%        0.1
------------------------------------------------   -----------------------------
  2,000,001 - 4,000,000     231         19.1       6.750 - 6.999%       20.9
------------------------------------------------   -----------------------------
  4,000,001 - 6,000,000      87         12.6       7.000 - 7.249%       34.0
------------------------------------------------   -----------------------------
  6,000,001 - 8,000,000      63         12.6       7.250 - 7.499%       25.2
------------------------------------------------   -----------------------------
  8,000,001 - 10,000,000     23          6.2       7.500 - 7.749%       11.2
------------------------------------------------   -----------------------------
 10,000,001 - 12,000,000     13          4.2       7.750 - 7.999%        5.3
------------------------------------------------   -----------------------------
 12,000,001 - 14,000,000     18          6.8       8.000 - 8.249%        2.3
------------------------------------------------   -----------------------------
 14,000,001 - 16,000,000      7          3.0       8.250 - 8.499%        0.4
------------------------------------------------   -----------------------------
 16,000,001 - 18,000,000      6          3.0       8.500 - 8.749%        0.2
------------------------------------------------   -----------------------------
 18,000,001 - 20,000,000      1          0.6       8.750 - 8.999%        0.1
------------------------------------------------   -----------------------------
 20,000,001 - 22,000,000      4          2.5       9.000 - 9.249%        0.2
------------------------------------------------   =============================
 22,000,001 - 24,000,000      3          2.0
------------------------------------------------
 24,000,001 - 26,000,000      1          0.7
------------------------------------------------
 62,000,001 - 64,000,000      2          3.7
------------------------------------------------
 76,000,001 - 78,000,000      1          2.3       Minimum Rate:       6.710%
------------------------------------------------   Maximum Rate:       9.110%
 84,000,001 - 86,000,000      1          2.5            WAC:           7.243%
------------------------------------------------
152,000,001 - 154,000,000     1          4.5
------------------------------------------------
178,000,001 - 180,000,000     1          5.2
================================================
     Minimum Balance:        $408,723
     Maximum Balance:    $178,378,814
     Average Balance:      $5,132,603

    REMAINING TERMS TO MATURITY*                 REMAINING AMORTIZATION TERM
======================================       ===================================
                    % of Initial                                % of Initial
     Months         Pool Balance                Months          Pool Balance
--------------------------------------       -----------------------------------
     49 - 60             1.0                   109 - 144             0.3
--------------------------------------       -----------------------------------
     61 - 84             3.8                   157 - 180             1.2
--------------------------------------       -----------------------------------
     97 - 108            2.5                   181 - 204            10.3
--------------------------------------       -----------------------------------
    109 - 120           51.9                   205 - 228             0.4
--------------------------------------       -----------------------------------
    121 - 144            3.6                   229 - 252             7.2
--------------------------------------       -----------------------------------
    145 - 168            5.3                   253 - 276             0.9
--------------------------------------       -----------------------------------
    169 - 192           15.9                   277 - 300            15.2
--------------------------------------       -----------------------------------
    193 - 216            0.2                   301 - 324             2.8
--------------------------------------       -----------------------------------
    217 - 240            9.5                   325 - 360            61.6
--------------------------------------       ===================================
    241 - 264            0.4
--------------------------------------
    277 - 300            2.5
--------------------------------------
    349 - 360            3.5
======================================
    Minimum Remaining                         Minimum Remaining
    Term to Maturity*:        51 months       Amortization Term:      115 months
    Maximum Remaining                         Maximum Remaining
    Term to Maturity*:       360 months       Amortization Term:      360 months
    Weighted Average                          Weighted Average
Remaining Term to Maturity*: 152 months       Amortization Term:      316 months

         *Assumes ARD Loans mature on their Anticipated Repayment Date.

================================================================================
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPAIRED AND DISSEMINATED BY THE UNDERWRITERS AND THE CONTENTS AND ACCURACY THEREOF HAVE NOT BEEN REVIEWED BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

FULBBA 98-C2 Collateral Overview (as of the Cut-off Date - May 1, 1998):

     DEBT SERVICE COVERAGE RATIOS*                  LOAN TO VALUE % (LTV)*
=======================================    =====================================
                         % of Initial                            % of Initial
    DSCR Ranges (x)      Pool Balance          LTV Ranges (%)    Pool Balance
---------------------------------------    -------------------------------------
      1.10 - 1.14             0.2              20.01 - 30.00         0.3
---------------------------------------    -------------------------------------
      1.15 - 1.24             7.5              30.01 - 40.00         0.4
---------------------------------------    -------------------------------------
      1.25 - 1.29            19.7              40.01 - 45.00         0.0
---------------------------------------    -------------------------------------
      1.30 - 1.34            23.5              45.01 - 50.00         1.2
---------------------------------------    -------------------------------------
      1.35 - 1.44            21.7              50.01 - 55.00         0.5
---------------------------------------    -------------------------------------
      1.45 - 1.54            14.7              55.01 - 60.00         6.3
---------------------------------------    -------------------------------------
      1.55 - 1.64             3.2              60.01 - 65.00        15.0
---------------------------------------    -------------------------------------
      1.65 - 1.74             2.0              65.01 - 70.00         7.9
---------------------------------------    -------------------------------------
      1.75 - 1.84             0.4              70.01 - 75.00        31.4
---------------------------------------    -------------------------------------
      1.85 - 1.94             2.8              75.01 - 80.00        35.0
---------------------------------------    -------------------------------------
      1.95 - 2.04             3.1              80.01 - 85.00         2.1
---------------------------------------    =====================================
      2.05 - 2.24             0.7
---------------------------------------
      2.25 - 2.34             0.4              Minimum LTV*:        20.82%
---------------------------------------        Maximum LTV*:        84.95%
         2.50+                0.1          Weighted Average LTV*:   71.60%
=======================================

     Minimum DSCR*:           1.10x
     Maximum DSCR*:           3.53x
Weighted Average DSCR*:       1.41x

                          *EXCLUDES CREDIT LEASE LOANS.

                               STATE DISTRIBUTION
=====================================    =======================================
                     % of Initial                              % of Initial
        State        Pool Balance               State          Pool Balance
-------------------------------------    ---------------------------------------
     California         12.0                    Ohio               2.2
-------------------------------------    ---------------------------------------
        Texas           10.0                   Nevada              2.1
-------------------------------------    ---------------------------------------
      New York           9.3                  Tennessee            1.9
-------------------------------------    ---------------------------------------
      Illinois           8.0                  Kentucky             1.9
-------------------------------------    ---------------------------------------
       Florida           7.1                  Michigan             1.6
-------------------------------------    ---------------------------------------
       Georgia           6.3                  Louisiana            1.4
-------------------------------------    ---------------------------------------
      Maryland           5.3                 Connecticut           1.4
-------------------------------------    ---------------------------------------
     New Jersey          4.8                   Indiana             1.3
-------------------------------------    ---------------------------------------
      Virginia           3.9                  Missouri             1.2
-------------------------------------    ---------------------------------------
   North Carolina        3.5                    Utah               1.1
-------------------------------------    ---------------------------------------
    Pennsylvania         2.6                  Wisconsin            1.1
-------------------------------------    ---------------------------------------
       Arizona           2.5                    Other              7.4
=====================================    =======================================
                                         No other state greater than 1.1%.

                  =============================================
                       Loan Type              % of Pool
                  ---------------------------------------------
                        Balloon                  57.6
                  ---------------------------------------------
                    Fully Amortizing             18.5
                  ---------------------------------------------
                       ARD Loan                  23.9
                  =============================================

================================================================================
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COPMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPAIRED AND DISSEMINATED BY THE UNDERWRITERS AND THE CONTENTS AND ACCURACY THEREOF HAVE NOT BEEN REVIEWED BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

              Weighted Average Life, First Principal Payment Date,
                          Last Principal Payment Date,
    Pre-Tax Yield to Maturity and Modified Duration of Class A1 Certificates

    0% CPR during lockout, defeasance, YM or PP - otherwise at indicated CPR
 ----------------------------------------------------------------------------


Price (32nds)          0% CPR                 10% CPR                   20% CPR            30% CPR              50% CPR
------------------   ----------------------  -------------------    ------------------  -----------------   ----------------------
                           CBE    Modified        CBE   Modified       CBE    Modified     CBE  Modified         CBE      Modified
                         Yield    Duration       Yield  Duration     Yield    Duration   Yield  Duration       Yield      Duration
                           (%)       (yrs.)        (%)     (yrs.)       (%)     (yrs.)      (%)    (yrs.)        (%)        (yrs.)
           100.04         6.270%      4.54        6.270%    4.54     6.270%      4.54    6.270%      4.53     6.270%         4.53
           100.06         6.256%      4.54        6.256%    4.54     6.256%      4.54    6.256%      4.54     6.256%         4.53
           100.08         6.243%      4.55        6.243%    4.54     6.243%      4.54    6.243%      4.54     6.242%         4.53
           100.10         6.229%      4.55        6.229%    4.54     6.229%      4.54    6.229%      4.54     6.229%         4.53
           100.12         6.216%      4.55        6.215%    4.54     6.215%      4.54    6.215%      4.54     6.215%         4.53
           100.14         6.202%      4.55        6.202%    4.55     6.202%      4.54    6.202%      4.54     6.201%         4.54
           100.16         6.188%      4.55        6.188%    4.55     6.188%      4.54    6.188%      4.54     6.188%         4.54
           100.18         6.175%      4.55        6.175%    4.55     6.174%      4.55    6.174%      4.54     6.174%         4.54
           100.20         6.161%      4.55        6.161%    4.55     6.161%      4.55    6.161%      4.54     6.161%         4.54
           100.22         6.148%      4.55        6.147%    4.55     6.147%      4.55    6.147%      4.55     6.147%         4.54
           100.24         6.134%      4.55        6.134%    4.55     6.134%      4.55    6.134%      4.55     6.133%         4.54
           100.26         6.120%      4.56        6.120%    4.55     6.120%      4.55    6.120%      4.55     6.120%         4.54
           100.28         6.107%      4.56        6.107%    4.55     6.107%      4.55    6.106%      4.55     6.106%         4.54

Weighted Average
    Life (yrs.)            5.72                    5.71               5.71                5.70                 5.70

First Principal
Payment Date          18-Jun-98               18-Jun-98          18-Jun-98           18-Jun-98            18-Jun-98

Last Principal
Payment Date        18-Jun-2007             18-May-2007        18-Apr-2007         18-Apr-2007          18-Mar-2007

              Weighted Average Life, First Principal Payment Date,
                          Last Principal Payment Date,
    Pre-Tax Yield to Maturity and Modified Duration of Class A2 Certificates

    0% CPR during lockout, defeasance, YM or PP - otherwise at indicated CPR
 ----------------------------------------------------------------------------


Price (32nds)          0% CPR                 10% CPR                   20% CPR            30% CPR              50% CPR
-----------------     --------------------    -------------------    ------------------  ----------------    ----------------------
                           CBE    Modified        CBE   Modified       CBE    Modified     CBE  Modified         CBE      Modified
                         Yield    Duration       Yield  Duration     Yield    Duration   Yield  Duration       Yield      Duration
                           (%)       (yrs.)        (%)     (yrs.)       (%)     (yrs.)      (%)    (yrs.)        (%)        (yrs.)
           100.08         6.571%      7.00        6.571%    6.99     6.570%      6.99    6.570%      6.98     6.570%         6.97
           100.12         6.553%      7.00        6.553%    6.99     6.553%      6.99    6.553%      6.99     6.553%         6.98
           100.16         6.535%      7.00        6.535%    7.00     6.535%      6.99    6.535%      6.99     6.535%         6.98
           100.20         6.517%      7.00        6.517%    7.00     6.517%      6.99    6.517%      6.99     6.517%         6.98
           100.24         6.500%      7.01        6.500%    7.00     6.500%      7.00    6.500%      6.99     6.499%         6.98
           100.28         6.482%      7.01        6.482%    7.00     6.482%      7.00    6.482%      6.99     6.482%         6.98
           101.00         6.465%      7.01        6.465%    7.01     6.464%      7.00    6.464%      7.00     6.464%         6.99
           101.04         6.447%      7.01        6.447%    7.01     6.447%      7.00    6.447%      7.00     6.446%         6.99
           101.08         6.430%      7.02        6.429%    7.01     6.429%      7.01    6.429%      7.00     6.429%         6.99
           101.12         6.412%      7.02      . 6.412%    7.01     6.412%      7.01    6.412%      7.00     6.411%         6.99
           101.16         6.395%      7.02        6.394%    7.02     6.394%      7.01    6.394%      7.01     6.394%         7.00
           101.20         6.377%      7.02        6.377%    7.02     6.377%      7.01    6.377%      7.01     6.376%         7.00
           101 24         6.360%      7.02        6.360%    7.02     6.359%      7.02    6.359%      7.01     6.359%         7.00


Weighted Average
   Life (yrs.)             9.76                    9.75               9.74                9.73                 9.71

First Principal
Payment Dale        18-Jun-2007             18-May-2007        18-Apr-2007         18-Apr-2007          18-Mar-2007

Last Principal
Payment Date        18-Nov-2008             18-Nov-2008        18.Nov-2008         18-Nov-2008          18-Nov-2008

              Weighted Average Life, First Principal Payment Date,
                          Last Principal Payment Date,
    Pre-Tax Yield to Maturity and Modified Duration of Class B Certificates

    0% CPR during lockout, defeasance, YM or PP - otherwise at indicated CPR
 ----------------------------------------------------------------------------


Price (32nds)          0% CPR                 10% CPR                   20% CPR            30% CPR              50% CPR
------------------    --------------------    -------------------    ------------------  ----------------    ----------------------
                           CBE    Modified        CBE   Modified       CBE    Modified     CBE  Modified         CBE      Modified
                         Yield    Duration       Yield  Duration     Yield    Duration   Yield  Duration       Yield      Duration
                           (%)       (yrs.)        (%)     (yrs.)       (%)     (yrs.)      (%)    (yrs.)        (%)        (yrs.)
           100.08         6.661%      7.85        6 661%    7.84        6.661%   7.82    6.661%      7.81     6.660%         7.79
           100.12         6.645%      7.85        6.645%    7.84        6.645%   7.83    6.645%      7.81     6.645%         7 80
           100.16         6.629%      7.86        6.629%    7.84        6.629%   7.83    6.629%      7.82     6.629%         7.80
           100.20         6.614%      7.86        6.613%    7.84        6.613%   7.83    6.613%      7.82     6.613%         7.80
           100.24         6.598%      7.86        6.598%    7.85        6.597%   7.83    6.597%      7.82     6.597%         7.81
           100.28         6.582%      7.87        6.582%    7.85        6.582%   7.84    6.582%      7.83     6.581%         7.81
           101.00         6.567%      7.87        6.566%    7.85        6.566%   7.84    6.566%      7.83     6.565%         7.81
           101.04         6.551%      7.87        6.551%    7.86        6.550%   7.84    6.550%      7.83     6.550%         7.81
           101.08         6.535%      7.87        6.535%    7.86        6.535%   7.85    6.534%      7.84     6.534%         7.82
           101.12         6.520%      7.88        6.519%    7.86        6.519%   7.85    6.519%      7.84     6.518%         7.82
           101.16         6.504%      7.88        6.504%    7.87        6.503%   7.85    6.503%      7.84     6.503%         7.82
           101.20         6.489%      7.88        6.488%    7.87        6.488%   7.86    6.487%      7.84     6.487%         7.83
           101.24         6.473%      7.89        6.473%    7.87        6.472%   7.86    6.472%      7.85     6.471%         7.83

Weighted Average
   Life (yrs.)            11.61                   11.58                 11.55            11.52                11.49

First Principal
Payment Date        18-Nov-2008             18-Nov-2008           18-Nov-2008      18-Nov-2008          18-Nov-2008

Last Principal
Payment Date        18-Mar-2011             18-Mar-2011           18-Mar-2011      18-Mar-2011          18-Feb-2011

              Weighted Average Life, First Principal Payment Date,
                          Last Principal Payment Date,
     Pre-Tax Yield to Maturity and Modified Duration of Class C Certificates

    0% CPR during lockout, defeasance, YM or PP - otherwise at indicated CPR
    -------------------------------------------------------------------------


Price (32nds)          0% CPR                 10% CPR                   20% CPR            30% CPR              50% CPR
------------------    --------------------    -------------------    ------------------  ----------------    ----------------------
                           CBE    Modified        CBE   Modified       CBE    Modified     CBE  Modified         CBE      Modified
                         Yield    Duration       Yield  Duration     Yield    Duration   Yield  Duration       Yield      Duration
                           (%)       (yrs.)        (%)     (yrs.)       (%)     (yrs.)      (%)    (yrs.)        (%)        (yrs.)
           99.08          6.876%      8.46        6.876%    8.45     6.876%      8.44    6.876%      8.43     6.876%         8.42
           99.12          6.861%      8.46        6.861%    8.45     6.861%      8.44    6.861%      8.44     6.861%         8.42
           99.16          6.847%      8.47        6.847%    8.46     6.847%      8.45    6.847%      8.44     6.847%         8.43
           99.20          6.832%      8.47        6.832%    8.46     6.832%      8.45    6.832%      8.44     6.832%         8.43
           99.24          6.817%      8.47        6.817%    8.46     6.817%      8.46    6.817%      8.45     6.817%         8.44
           99.28          6.802%      8.48        6.802%    8.47     6.802%      8.46    6.802%      8.45     6.802%         8.44
          100.00          6.788%      8.48        6.788%    8.47     6.788%      8.46    6.788%      8.46     6.787%         8.44
          100.04          6.773%      8.48        6.773%    8.47     6.773%      8.47    6.773%      8.46     6.773%         8.45
          100.08          6.758%      8.49        6.758%    8.48     6.758%      8.47    6.758%      8.46     6.758%         8.45
          100.12          6.744%      8.49        6.744%    8.48     6.744%      8.47    6.744%      8.47     6.743%         8.45
          100.16          6.729%      8.49        6.729%    8.49     6.729%      8.48    6.729%      8.47     6.729%         8.46
          100.20          6.715%      8.50        6.715%    8.49     6.714%      8.48    6.714%      8.47     6.714%         8.46
          100.24          6.700%      8.50        6.700%    8.49     6.700%      8.48    6.700%      8.48     6.700%         8.46


Weighted Average
  Life (yrs.)             13.20                   13.17              13.15               13.13                13.10

First Principal
Payment Date        18-Mar-2011             18-Mar-2011        18-Mar-2011         18-Mar-2011          18-Feb-2011

Last Principal
Payment Date        18-Sep-2012             18-Jul-2012        18-Jul-2012         18-Jun-2012          18-May-2012


              Weighted Average Life, First Principal Payment Date,
                          Last Principal Payment Date,
     Pre-Tax Yield to Maturity and Modified Duration of Class D Certificates

    0% CPR during lockout, defeasance, YM or PP - otherwise at indicated CPR
   ---------------------------------------------------------------------------


Price (32nds)          0% CPR                 10% CPR                   20% CPR            30% CPR              50% CPR
------------------    --------------------    -------------------    ------------------  ----------------    ----------------------
                           CBE    Modified        CBE   Modified       CBE    Modified     CBE  Modified         CBE      Modified
                         Yield    Duration       Yield  Duration     Yield    Duration   Yield  Duration       Yield      Duration
                           (%)       (yrs.)        (%)     (yrs.)       (%)     (yrs.)      (%)    (yrs.)        (%)        (yrs.)
          95.08           7.381%      8.85        7.381%    8.85     7.382%      8.84    7.382%      8.83     7.383%         8.81
          95.16           7.351%      8.86        7.352%    8.85     7.352%      8.85    7.353%      8.84     7.354%         8.82
          95.24           7.322%      8.87        7.322%    8.86     7.323%      8.85    7.323%      8.85     7.324%         8.83
          96.00           7.293%      8.88        7.293%    8.87     7.294%      8.86    7.294%      8.85     7.295%         8.84
          96.08           7.264%      8.89        7.264%    8.88     7.264%      8.87    7.265%      8.86     7.266%         8.84
          96.16           7.235%      8.90        7.235%    8.89     7.235%      8.88    7.236%      8.87     7.237%         8.85
          96.24           7.206%      8.91        7.206%    8.90     7.206%      8.89    7.207%      8.88     7.207%         8.86
          97.00           7.177%      8.91        7.177%    8.91     7.178%      8.90    7.178%      8.89     7.179%         8.87
          97.08           7.148%      8.92        7.149%    8.92     7.149%      8.91    7.149%      8.90     7.150%         8.88
          97.16           7.120%      8.93        7.120%    8.92     7.120%      8.92    7.120%      8.91     7.121%         8.89
          97.24           7.091%      8.94        7.091%    8.93     7.092%      8.92    7.092%      8.92     7.092%         8.90
          98.00           7.063%      8.95        7.063%    8.94     7.063%      8.93    7.063%      8.92     7.064%         8.90
          98.08           7.034%      8.96        7.035%    8.95     7.035%      8.94    7.035%      8.93     7.035%         8.91

Weighted Average
  Life (yrs.)             14.67                   14.65              14.63               14.60                14.55

First Principal
Payment Date        18-Sep-2012             18-Jul-2012        18-Jul-2012         18-Jun-2012          18-May-2012

Last Principal
Payment Date        18-Mar-2013             18-Mar-2013        18-Mar-2013         18-Mar-2013          18-Mar-2013


              Weighted Average Life, First Principal Payment Date,
                          Last Principal Payment Date,
     Pre-Tax Yield to Maturity and Modified Duration of Class E Certificates

    0% CPR during lockout, defeasance, YM or PP - otherwise at indicated CPR
  ----------------------------------------------------------------------------


Price (32nds)          0% CPR                 10% CPR                   20% CPR            30% CPR              50% CPR
------------------    --------------------    -------------------    ------------------  ----------------    ----------------------
                           CBE    Modified        CBE   Modified       CBE    Modified     CBE  Modified         CBE      Modified
                         Yield    Duration       Yield  Duration     Yield    Duration   Yield  Duration       Yield      Duration
                           (%)       (yrs.)        (%)     (yrs.)       (%)     (yrs.)      (%)    (yrs.)        (%)        (yrs.)
          91.24           7.794%      8.82        7.795%    8.82     7.795%      8.81    7.795%      8.81     7.796%         8.81
          92.00           7.764%      8.83        7.764%    8.83     7.764%      8.82    7.764%      8.82     7.765%         8.82
          92.08           7.733%      8.84        7.733%    8.84     7.734%      8.83    7.734%      8.83     7.734%         8.82
          92.16           7.703%      8.85        7.703%    8.84     7.703%      8.84    7.703%      8.84     7.704%         8 83
          92.24           7.672%      8.86        7.673%    8.85     7.673%      8.85    7.673%      8.85     7.674%         8.84
          93.00           7.642%      8.87        7.642%    8.86     7.643%      8.86    7.643%      8.86     7.643%         8.85
          93.08           7.612%      8.88        7.612%    8.87     7.613%      8.87    7.613%      8.87     7.613%         8.86
          93.16           7.582%      8.88        7.582%    8.88     7.583%      8.88    7.583%      8.88     7.583%         8.87
          93.24           7.552%      8.89        7.552%    8.89     7.553%      8.89    7.553%      8.89     7.553%         8.88
          94.00           7.523%      8.90        7.523%    8.90     7.523%      8.90    7.523%      8.90     7.523%         8.89
          94.08           7.493%      8.91        7.493%    8.91     7.493%      8.91    7.493%      8.91     7.494%         8.90
          94.16           7.463%      8.92        7.463%    8.92     7.464%      8.92    7.464%      8.91     7.464%         8.91
          94.24           7.434%      8.93        7.434%    8.93     7.434%      8.93    7.434%      8.92     7.435%         8.92

Weighted Average
  Life (yrs.)             14.95                   14.95              14.94               14.93                14.92

First Principal
Payment Date        18-Mar-2013             18-Mar-2013        18-Mar-2013         18-Mar-2013          18-Mar-2013

Last Principal
Payment Date        18-May-2013             18-May-2013        18-May-2013         18-May-2013          18-May-2013


              Weighted Average Life, First Principal Payment Date,
                          Last Principal Payment Date,
             and Pre-Tax Yield to Maturity of Class IO Certificates

    0% CPR during lockout, defeasance, YM or PP - otherwise at indicated CPR
   --------------------------------------------------------------------------


Price (32nds)               0% CPR                 10% CPR                 20% CPR            30% CPR              50% CPR
------------------    --------------------    -------------------    ------------------  ----------------    ----------------------
                             CBE                      CBE                   CBE                CBE                   CBE
                           Yield                    Yield                 Yield              Yield                 Yield
                             (%)                      (%)                    (%)               (%)                   (%)
          4.10             9.623%                   9.604%                9.588%             9.573%                9.544%
          4.11             9.460%                   9.441%                9.425%             9.410%                9.381%
          4.12             9.300%                   9.281%                9.264%             9.249%                9.220%
          4 13             9.141%                   9.122%                9.105%             9.090%                9.061%
          4 14             8.985%                   8.965%                8.949%             8.933%                8.904%
          4.15             8.830%                   8.811%                8.794%             8.778%                8.749%
          4.16             8.677%                   8.658%                8.641%             8.625%                8.596%
          4.17             8.527%                   8.507%                8.490%             8.474%                8.444%
          4.18             8.378%                   8.358%                8.340%             8.325%                8.295%
          4.19             8.230%                   8.210%                8.193%             8.177%                8.147%
          4.20             8.085%                   8.065%                8.047%             8.031%                8.001%
          4.21             7.941%                   7.921%                7.903%             7.887%                7.857%
          4.22             7.799%                   7.778%                7.761%             7.745%                7.714%

Weighted Average
  Life (yrs.)              10.55                    10.53                 10.52              10.51                 10.49

First Principal
Payment Date           18-Jun-98                18-Jun-98             18-Jun-98          18-Jun-98             18-Jun-98

Last Principal
Payment Date         18-May-2028              18-May-2028           18-May-2028        18-May-2028           18-May-2028



                                                                                                                            ANNEX C


    [NORWEST BANKS LOGO           FIRST UNION - LEHMAN BROTHERS - BANK OF AMERICA        For Additional Information, please contact
                                             COMMERCIAL MORTGAGE TRUST                                 Leslie Gaskill
NORWEST BANK MINNESOTA, N. A.      COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                       (212) 509-1630
CORPORATE TRUST SERVICES                          SERIES 1998-C2                          Reports Available on the World Wide Web
3 NEW YORK PLAZA, 15TH FLOOR                                                                  @ www. securitieslink. net/cmbs
NEW YORK, NY 10004                                                                              PAYMENT DATE:       6/18/98
                                                                                                RECORD DATE:        5/29/98
-----------------------------------------------------------------------------------------------------------------------------------

                                                   DISTRIBUTION DATE STATEMENT

                                                        TABLE OF CONTENTS

                        --------------------------------------------------------------------------------
                           STATEMENT SECTIONS                                                  PAGE(S)
                           Certificate Distribution Detail                                        2
                           Certificate Factor Detail                                              3
                           Reconciliation Detail                                                  4
                           Other Required Information                                             5
                           Ratings Detail                                                         6
                           Current Mortgage Loan and Property Stratification Tables             7 - 9
                           Mortgage Loan Detail                                                  10
                           Principal Prepayment Detail                                           11
                           Historical Detail                                                     12
                           Delinquency Loan Detail                                               13
                           Specially Serviced Loan Detail                                      14 - 15
                           Modified Loan Detail                                                  16
                           Liquidated Loan Detail                                                17
                        --------------------------------------------------------------------------------

     UNDERWRITER                      UNDERWRITER                          SERVICER                        SPECIAL SERVICER
-----------------------------    ---------------------------    ---------------------------------     -----------------------------
Lehman Brothers Inc.             First Union Capital Markets    First Union National Bank             CRIIMI MAE Services
3 World Financial Center         One First Union Center         First Union Capital Markets Group     Limited Partnership
New York, NY 10285               301 South College Street       One First Union Center                11200 Rockville Pike
                                 Charlotte, NC 28288            301 South College Street              Rockville, MD 20852
                                                                Charlotte, NC 28288

Contact:      Tricia Hall        Contact:                       Contact:      Timothy S. Ryan         Contact:      Brian Hanson
Phone Number: (212) 526- 5850    Phone Number:                  Phone Number: (704) 374- 2217         Phone Number: (301) 816- 2300
-----------------------------    ---------------------------    ---------------------------------     -----------------------------


This report has been compiled from information provided to Norwest by various third parties, which may include the Servicer, Master Servicer, Special
Servicer and others.
Norwest has not independently confirmed the accuracy of information received from these third parties and assumes no duty to do so. Norwest expressly disclaims any responsibility for the accuracy or completeness of information furnished by third parties.

-----------------------------------------------------------------------------------------------------------------------------------
Copyright 1997, Norwest Bank Minnesota, N. A.                                                                          Page 1 of 17



    [NORWEST BANKS LOGO           FIRST UNION - LEHMAN BROTHERS - BANK OF AMERICA        For Additional Information, please contact
                                             COMMERCIAL MORTGAGE TRUST                                 Leslie Gaskill
NORWEST BANK MINNESOTA, N. A.      COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                       (212) 509-1630
CORPORATE TRUST SERVICES                          SERIES 1998-C2                          Reports Available on the World Wide Web
3 NEW YORK PLAZA, 15TH FLOOR                                                                  @ www. securitieslink. net/cmbs
NEW YORK, NY 10004                                                                              PAYMENT DATE:       6/18/98
                                                                                                RECORD DATE:        5/29/98
-----------------------------------------------------------------------------------------------------------------------------------

                                                 CERTIFICATE DISTRIBUTION DETAIL
===================================================================================================================================
 Class\            Pass-Through    Original   Beginning   Principal       Interest      Prepayment  Realized Loss /       Total
            CUSIP      Rate        Balance     Balance   Distribution   Distribution     Premium    Additional Trust   Distribution
Component                                                                                           Fund Expenses
===================================================================================================================================
   A-1                0.000000%        0.00        0.00          0.00           0.00          0.00              0.00           0.00
   A-2                0.000000%        0.00        0.00          0.00           0.00          0.00              0.00           0.00
    B                 0.000000%        0.00        0.00          0.00           0.00          0.00              0.00           0.00
    C                 0.000000%        0.00        0.00          0.00           0.00          0.00              0.00           0.00
    D                 0.000000%        0.00        0.00          0.00           0.00          0.00              0.00           0.00
    E                 0.000000%        0.00        0.00          0.00           0.00          0.00              0.00           0.00
    F                 0.000000%        0.00        0.00          0.00           0.00          0.00              0.00           0.00
    G                 0.000000%        0.00        0.00          0.00           0.00          0.00              0.00           0.00
    H                 0.000000%        0.00        0.00          0.00           0.00          0.00              0.00           0.00
    J                 0.000000%        0.00        0.00          0.00           0.00          0.00              0.00           0.00
    K                 0.000000%        0.00        0.00          0.00           0.00          0.00              0.00           0.00
    L                 0.000000%        0.00        0.00          0.00           0.00          0.00              0.00           0.00
    M                 0.000000%        0.00        0.00          0.00           0.00          0.00              0.00           0.00
    N                 0.000000%        0.00        0.00          0.00           0.00          0.00              0.00           0.00
   R-I                0.000000%        0.00        0.00          0.00           0.00          0.00              0.00           0.00
  R-II                0.000000%        0.00        0.00          0.00           0.00          0.00              0.00           0.00
 R-III                0.000000%        0.00        0.00          0.00           0.00          0.00              0.00           0.00
===================================================================================================================================
Totals                                 0.00        0.00          0.00           0.00          0.00              0.00           0.00
===================================================================================================================================


=======================================
 Class\        Ending       Current
               Balance   Subordination
Component                  Level (1)
=======================================
   A-1            0.00           0.00%
   A-2            0.00           0.00%
    B             0.00           0.00%
    C             0.00           0.00%
    D             0.00           0.00%
    E             0.00           0.00%
    F             0.00           0.00%
    G             0.00           0.00%
    H             0.00           0.00%
    J             0.00           0.00%
    K             0.00           0.00%
    L             0.00           0.00%
    M             0.00           0.00%
    N             0.00           0.00%
   R-I            0.00           0.00%
  R-II            0.00           0.00%
 R-III            0.00           0.00%
=======================================
Totals            0.00
=======================================


=========================================================================================================
                Pass-Through    Original   Beginning    Interest      Prepayment     Total        Ending
 Class   CUSIP      Rate        Notional   Notional   Distribution     Premium    Distribution   Notional
                                 Amount                                                           Amount
=========================================================================================================
  IO               0.000000%        0.00        0.00          0.00          0.00          0.00       0.00
=========================================================================================================

(1) Calculated by taking (A) the sum of the ending certificate balance of all classes less (B) the sum of (i) the ending certificate balance of the designated class and (ii) the ending certificate balance of all classes which are not subordinate to the designated class and dividing the result by (A).

-----------------------------------------------------------------------------------------------------------------------------------
Copyright 1997, Norwest Bank Minnesota, N. A.                                                                          Page 2 of 17



    [NORWEST BANKS LOGO           FIRST UNION - LEHMAN BROTHERS - BANK OF AMERICA        For Additional Information, please contact
                                             COMMERCIAL MORTGAGE TRUST                                 Leslie Gaskill
NORWEST BANK MINNESOTA, N. A.      COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                       (212) 509-1630
CORPORATE TRUST SERVICES                          SERIES 1998-C2                          Reports Available on the World Wide Web
3 NEW YORK PLAZA, 15TH FLOOR                                                                  @ www. securitieslink. net/cmbs
NEW YORK, NY 10004                                                                              PAYMENT DATE:       6/18/98
                                                                                                RECORD DATE:        5/29/98
-----------------------------------------------------------------------------------------------------------------------------------

                                                    CERTIFICATE FACTOR DETAIL

       ===========================================================================================================
        Class\               Beginning   Principal       Interest      Prepayment    Realized Loss /       Ending
                    CUSIP     Balance   Distribution   Distribution     Premium      Additional Trust      Balance
       Component                                                                     Fund Expenses
       ===========================================================================================================
          A-1               0.00000000    0.00000000     0.00000000    0.00000000          0.00000000   0.00000000
          A-2               0.00000000    0.00000000     0.00000000    0.00000000          0.00000000   0.00000000
           B                0.00000000    0.00000000     0.00000000    0.00000000          0.00000000   0.00000000
           C                0.00000000    0.00000000     0.00000000    0.00000000          0.00000000   0.00000000
           D                0.00000000    0.00000000     0.00000000    0.00000000          0.00000000   0.00000000
           E                0.00000000    0.00000000     0.00000000    0.00000000          0.00000000   0.00000000
           F                0.00000000    0.00000000     0.00000000    0.00000000          0.00000000   0.00000000
           G                0.00000000    0.00000000     0.00000000    0.00000000          0.00000000   0.00000000
           H                0.00000000    0.00000000     0.00000000    0.00000000          0.00000000   0.00000000
           J                0.00000000    0.00000000     0.00000000    0.00000000          0.00000000   0.00000000
           K                0.00000000    0.00000000     0.00000000    0.00000000          0.00000000   0.00000000
           L                0.00000000    0.00000000     0.00000000    0.00000000          0.00000000   0.00000000
           M                0.00000000    0.00000000     0.00000000    0.00000000          0.00000000   0.00000000
           N                0.00000000    0.00000000     0.00000000    0.00000000          0.00000000   0.00000000
          R-I               0.00000000    0.00000000     0.00000000    0.00000000          0.00000000   0.00000000
         R-II               0.00000000    0.00000000     0.00000000    0.00000000          0.00000000   0.00000000
        R-III               0.00000000    0.00000000     0.00000000    0.00000000          0.00000000   0.00000000
       ===========================================================================================================

       ========================================================================
                          Beginning        Interest      Prepayment
        Class   CUSIP      Notional      Distribution     Premium      Notional
                            Amount                                      Amount
       ========================================================================
         IO              0.00000000        0.00000000    0.00000000  0.00000000
       ========================================================================

-----------------------------------------------------------------------------------------------------------------------------------
Copyright 1997, Norwest Bank Minnesota, N. A.                                                                          Page 3 of 17



    [NORWEST BANKS LOGO           FIRST UNION - LEHMAN BROTHERS - BANK OF AMERICA        For Additional Information, please contact
                                             COMMERCIAL MORTGAGE TRUST                                 Leslie Gaskill
NORWEST BANK MINNESOTA, N. A.      COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                       (212) 509-1630
CORPORATE TRUST SERVICES                          SERIES 1998-C2                          Reports Available on the World Wide Web
3 NEW YORK PLAZA, 15TH FLOOR                                                                  @ www. securitieslink. net/cmbs
NEW YORK, NY 10004                                                                              PAYMENT DATE:       6/18/98
                                                                                                RECORD DATE:        5/29/98
-----------------------------------------------------------------------------------------------------------------------------------

                                                      RECONCILIATION DETAIL

           ADVANCE SUMMARY                                                  MASTER SERVICING FEE SUMMARY

P & I Advances Outstanding                      0.00        Current Period Accrued Master Servicing Fees                       0.00
Servicing Advances Outstanding                  0.00        Less Master Servicing Fees on Delinquent Payments                  0.00
                                                            Less Reductions to Master Servicing Fees                           0.00
Reimbursement for Interest on P&I               0.00
Advances paid from general collections                      Plus Master Servicing Fees for Delinquent Payments Received        0.00
                                                            Plus Adjustments for Prior Master Servicing Calculation            0.00

Reimbursement for Interest on Servicing         0.00        Total Master Servicing Fees Collected                              0.00
Advances paid from general collections

                      CERTIFICATE INTEREST RECONCILIATION

===================================================================================================================================
           Accrued       Net Aggregate      Distributable      Distributable       Additional                    Remaining Unpaid
 Class   Certificate      Prepayment         Certificate    Certificate Interest   Trust Fund     Interest        Distributable
          Interest     Interest Shortfall     Interest          Adjustment          Expenses    Distribution   Certificate Interest
===================================================================================================================================
  A-1           0.00                 0.00            0.00                   0.00         0.00           0.00                   0.00
  A-2           0.00                 0.00            0.00                   0.00         0.00           0.00                   0.00
  IO            0.00                 0.00            0.00                   0.00         0.00           0.00                   0.00
  B             0.00                 0.00            0.00                   0.00         0.00           0.00                   0.00
  C             0.00                 0.00            0.00                   0.00         0.00           0.00                   0.00
  D             0.00                 0.00            0.00                   0.00         0.00           0.00                   0.00
  E             0.00                 0.00            0.00                   0.00         0.00           0.00                   0.00
  F             0.00                 0.00            0.00                   0.00         0.00           0.00                   0.00
  G             0.00                 0.00            0.00                   0.00         0.00           0.00                   0.00
  H             0.00                 0.00            0.00                   0.00         0.00           0.00                   0.00
  J             0.00                 0.00            0.00                   0.00         0.00           0.00                   0.00
  K             0.00                 0.00            0.00                   0.00         0.00           0.00                   0.00
  L             0.00                 0.00            0.00                   0.00         0.00           0.00                   0.00
  M             0.00                 0.00            0.00                   0.00         0.00           0.00                   0.00
  N             0.00                 0.00            0.00                   0.00         0.00           0.00                   0.00
===================================================================================================================================
Total           0.00                 0.00            0.00                   0.00         0.00           0.00                   0.00
===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
Copyright 1997, Norwest Bank Minnesota, N. A.                                                                          Page 4 of 17



    [NORWEST BANKS LOGO           FIRST UNION - LEHMAN BROTHERS - BANK OF AMERICA        For Additional Information, please contact
                                             COMMERCIAL MORTGAGE TRUST                                 Leslie Gaskill
NORWEST BANK MINNESOTA, N. A.      COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                       (212) 509-1630
CORPORATE TRUST SERVICES                          SERIES 1998-C2                          Reports Available on the World Wide Web
3 NEW YORK PLAZA, 15TH FLOOR                                                                  @ www. securitieslink. net/cmbs
NEW YORK, NY 10004                                                                              PAYMENT DATE:       6/18/98
                                                                                                RECORD DATE:        5/29/98
-----------------------------------------------------------------------------------------------------------------------------------

                                                    OTHER REQUIRED INFORMATION

-----------------------------------------------------------------------------------------------------------------------------------

                                                                      Appraisal Reduction Amount

Available Distribution Amount                              0.00       ===================================================
                                                                                         Appraisal         Date Appraisal
                                                                         Loan            Reduction           Reduction
                                                                        Number            Amount             Effected
Aggregate Number of Outstanding Loans                         0       ===================================================
Aggregate Unpaid Principal Balance of Loans                0.00
Aggregate Stated Principal Balance of Loans                0.00



Aggregate Amount of Servicing Fee                          0.00
Aggregate Amount of Special Servicing Fee                  0.00
Aggregate Amount of Trustee Fee                            0.00
Aggregate Stand-by Fee                                     0.00
Aggregate Trust Fund Expenses                              0.00




Specially Serviced Loans not Delinquent
     Number of Outstanding Loans                              0       ===================================================
     Aggregate Unpaid Principal Balance                    0.00         Total
                                                                      ===================================================

-----------------------------------------------------------------------------------------------------------------------------------
Copyright 1997, Norwest Bank Minnesota, N. A.                                                                          Page 5 of 17



    [NORWEST BANKS LOGO           FIRST UNION - LEHMAN BROTHERS - BANK OF AMERICA        For Additional Information, please contact
                                             COMMERCIAL MORTGAGE TRUST                                 Leslie Gaskill
NORWEST BANK MINNESOTA, N. A.      COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                       (212) 509-1630
CORPORATE TRUST SERVICES                          SERIES 1998-C2                          Reports Available on the World Wide Web
3 NEW YORK PLAZA, 15TH FLOOR                                                                  @ www. securitieslink. net/cmbs
NEW YORK, NY 10004                                                                              PAYMENT DATE:       6/18/98
                                                                                                RECORD DATE:        5/29/98
-----------------------------------------------------------------------------------------------------------------------------------

                                                          RATINGS DETAIL

                             =======================================================================
                                                  Original Ratings            Current Ratings (1)
                             Class   CUSIP   DCR  Fitch  Moody's  S & P   DCR  Moody's  Fitch  S & P
                             =======================================================================
                              A-1
                              A-2
                              IO
                              B
                              C
                              D
                              E
                              F
                              G
                              H
                              J
                              K
                              L
                              M
                              N
                             =======================================================================

NR - Designates that the class was not rated by the above agency at the time of original issuance.

 X - Designates that the above rating agency did not rate any classes in this transaction at the time of original issuance.

N/A - Data not available this period.

1) For any class not rated at the time of original issuance by any particular rating agency, no request has been made subsequent to issuance to obtain rating information, if any, from such rating agency. The current ratings were obtained directly from the applicable rating agency within 30 days of the payment date listed above. The ratings may have changed since they were obtained. Because the ratings may have changed, you may want to obtain current ratings directly from the rating agencies.


Duff & Phelps Credit Rating Co.      Fitch IBCA, Inc.              Moody's Investors Service      Standard & Poor's Rating Services
55 East Monroe Street                One State Street Plaza        99 Church Street               26 Broadway
Chicago, Illinois 60603              New York, New York 10004      New York, New York 10007       New York, New York 10004
(312) 368-3100                       (212) 908-0500                (212) 553-0300                 (212) 208-8000

-----------------------------------------------------------------------------------------------------------------------------------
Copyright 1997, Norwest Bank Minnesota, N. A.                                                                          Page 6 of 17



    [NORWEST BANKS LOGO           FIRST UNION - LEHMAN BROTHERS - BANK OF AMERICA        For Additional Information, please contact
                                             COMMERCIAL MORTGAGE TRUST                                 Leslie Gaskill
NORWEST BANK MINNESOTA, N. A.      COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                       (212) 509-1630
CORPORATE TRUST SERVICES                          SERIES 1998-C2                          Reports Available on the World Wide Web
3 NEW YORK PLAZA, 15TH FLOOR                                                                  @ www. securitieslink. net/cmbs
NEW YORK, NY 10004                                                                              PAYMENT DATE:       6/18/98
                                                                                                RECORD DATE:        5/29/98
-----------------------------------------------------------------------------------------------------------------------------------

                                     CURRENT MORTGAGE LOAN AND PROPERTY STRATIFICATION TABLES

                                SCHEDULED BALANCE                                                  STATE (3)

Scheduled   # of    Scheduled   % of   WAM          Weighted               # of    Scheduled   % of    WAC            Weighted
Balance     Loans    Balance     Agg.  (2)   WAC   Avg DSCR (1)    State   Props.   Balance    Agg.    (2)    WAM    Avg DSCR (1)
                                 Bal.                                                          Bal.















Totals                                                                              Totals


See footnotes on last page of this section.






-----------------------------------------------------------------------------------------------------------------------------------
Copyright 1997, Norwest Bank Minnesota, N. A.                                                                          Page 7 of 17



    [NORWEST BANKS LOGO           FIRST UNION - LEHMAN BROTHERS - BANK OF AMERICA        For Additional Information, please contact
                                             COMMERCIAL MORTGAGE TRUST                                 Leslie Gaskill
NORWEST BANK MINNESOTA, N. A.      COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                       (212) 509-1630
CORPORATE TRUST SERVICES                          SERIES 1998-C2                          Reports Available on the World Wide Web
3 NEW YORK PLAZA, 15TH FLOOR                                                                  @ www. securitieslink. net/cmbs
NEW YORK, NY 10004                                                                              PAYMENT DATE:       6/18/98
                                                                                                RECORD DATE:        5/29/98
-----------------------------------------------------------------------------------------------------------------------------------

                                             CURRENT MORTGAGE LOAN AND PROPERTY STRATIFICATION TABLES

                      DEBT SERVICE COVERAGE RATIO                                                   PROPERTY TYPE (3)

Debt Service    # of   Scheduled  % of   WAC         Weighted        Property  # of   Scheduled  % of  WAM        Weighted
Coverage Ratio  Loans   Balance   Agg.   (2)  WAM   Avg DSCR (1)       Type    Loans   Balance   Agg.  (2)  WAC  Avg DSCR (1)
                                  Bal.                                                           Bal.








Totals                                                                           Totals


                        NOTE RATE                                                                     SEASONING

    Note   # of  Scheduled   % of   WAM        Weighted       Seasoning    # of   Scheduled   % of    WAM            Weighted
    Rate  Loans   Balance    Agg.   (2)  WAC  Avg DSCR (1)                Loans    Balance    Agg.    (2)    WAC    Avg DSCR (1)











Totals                                                                        Totals

See footnotes on last page of this section.


-----------------------------------------------------------------------------------------------------------------------------------
Copyright 1997, Norwest Bank Minnesota, N. A.                                                                          Page 8 of 17



    [NORWEST BANKS LOGO           FIRST UNION - LEHMAN BROTHERS - BANK OF AMERICA        For Additional Information, please contact
                                             COMMERCIAL MORTGAGE TRUST                                 Leslie Gaskill
NORWEST BANK MINNESOTA, N. A.      COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                       (212) 509-1630
CORPORATE TRUST SERVICES                          SERIES 1998-C2                          Reports Available on the World Wide Web
3 NEW YORK PLAZA, 15TH FLOOR                                                                  @ www. securitieslink. net/cmbs
NEW YORK, NY 10004                                                                              PAYMENT DATE:       6/18/98
                                                                                                RECORD DATE:        5/29/98
-----------------------------------------------------------------------------------------------------------------------------------





                              CURRENT MORTGAGE LOAN AND PROPERTY STRATIFICATION TABLES



      ANTICIPATED REMAINING TERM (ARD AND BALLOON LOANS)                         REMAINING STATED TERM (FULLY AMORTIZING LOANS)



Anticipated Remaining  # of   Scheduled  % of   WAC         Weighted      Remaining  # of   Scheduled  % of  WAM        Weighted
       Term (2)        Loans   Balance   Agg.   (2)  WAM   Avg DSCR (1)   Stated     Loans   Balance   Agg.  (2)  WAC  Avg DSCR (1)
                                         Bal.                              Term                        Bal.








Totals                                                                           Totals


      REMAINING AMORTIZATION TERM (ARD AND BALLOON LOANS)                                    AGE OF MOST RECENT NOI


  Remaining    # of  Scheduled   % of   WAM        Weighted       Age of Most    # of   Scheduled   % of   WAM          Weighted
 Amortization  Loans  Balance    Agg.   (2)  WAC  Avg DSCR (1)    Recent NOI    Loans    Balance    Agg.   (2)   WAC   Avg DSCR (1)
    Term                         Bal.                                                               Bal.










Totals                                                                        Totals


(1) Debt Service Coverage Ratios are calculated as described in the prospectus, values are updated periodically as new NOI figures become available from borrowers on an asset level. The Trustee makes no representations as to the accuracy of the data provided by the borrower for this calculation. "NAP" means not applicable and relates to the ommission of credit lease loans in the calculation of DSCR.

(2) Anticipated Remaining Term and WAM are each calculated based upon the term from the current month to the earlier of the Anticipated Repayment Date, if applicable, and the maturity date.

(3) Data in this table was calculated by allocating pro- rata the current loan information to the properties based upon the Cut- off Date balance of each property as disclosed in the offering document. Note: There are no Hyper- Amortization Loans included in the Mortgage Pool.

Page 9 of 17 Copyright 1997, Norwest Bank Minnesota, N. A.

-----------------------------------------------------------------------------------------------------------------------------------
Copyright 1997, Norwest Bank Minnesota, N. A.                                                                          Page 9 of 17



    [NORWEST BANKS LOGO           FIRST UNION - LEHMAN BROTHERS - BANK OF AMERICA        For Additional Information, please contact
                                             COMMERCIAL MORTGAGE TRUST                                 Leslie Gaskill
NORWEST BANK MINNESOTA, N. A.      COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                       (212) 509-1630
CORPORATE TRUST SERVICES                          SERIES 1998-C2                          Reports Available on the World Wide Web
3 NEW YORK PLAZA, 15TH FLOOR                                                                  @ www. securitieslink. net/cmbs
NEW YORK, NY 10004                                                                              PAYMENT DATE:       6/18/98
                                                                                                RECORD DATE:        5/29/98
-----------------------------------------------------------------------------------------------------------------------------------

                                                   MORTGAGE LOAN DETAIL

                                                                              Anticipated              Neg.    Beginning
 Loan            Property                   Interest     Principal    Gross    Repayment    Maturity   Amort   Scheduled
 Number   ODCR   Type (1)   City   State    Payment       Payment     Coupon      Date        Date     (Y/N)   Balance














TOTALS


                Ending     Paid   Appraisal   Appraisal   Res.   Mod.
 Loan          Scheduled    Thru   Reduction   Reduction  Strat.  Code
 Number         Balance     Date     Date       Amount     (2)     (3)









TOTALS


              (1) Property Type Code            (2) Resolution Strategy Code              (3) Modification Code
MF - Multi-Family                            1  - Modification                         1 - Maturity Date Extension
RT - Retail                                  2  - Foreclosure                          2 - Amortization Change
HC - Health Care                             3  - Bankruptcy                           3 - Principal Write-Off
IN - Industrial                              4  - Extension                            4 - Combination
WH - Warehouse                               5  - Note Sale
MH - Mobile Home Park                        6  - DPO
OF - Office                                  7  - REO
MU - Mixed Use                               8  - Resolved
LO - Lodging                                 9  - Pending Return
SS - Self Storage                                 to Master Servicer
OT - Other                                   10 - Deed In Lieu Of
                                                  Foreclosure


-----------------------------------------------------------------------------------------------------------------------------------
Copyright 1997, Norwest Bank Minnesota, N. A.                                                                         Page 10 of 17



    [NORWEST BANKS LOGO           FIRST UNION - LEHMAN BROTHERS - BANK OF AMERICA        For Additional Information, please contact
                                             COMMERCIAL MORTGAGE TRUST                                 Leslie Gaskill
NORWEST BANK MINNESOTA, N. A.      COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                       (212) 509-1630
CORPORATE TRUST SERVICES                          SERIES 1998-C2                          Reports Available on the World Wide Web
3 NEW YORK PLAZA, 15TH FLOOR                                                                  @ www. securitieslink. net/cmbs
NEW YORK, NY 10004                                                                              PAYMENT DATE:       6/18/98
                                                                                                RECORD DATE:        5/29/98
-----------------------------------------------------------------------------------------------------------------------------------

                                             PRINCIPAL PREPAYMENT DETAIL

===================================================================================================================================
Loan Number    Offering Document           Principal Prepayment Amount                        Prepayment Penalties
                                   -------------------------------------------------------------------------------------------
                Cross-Reference        Payoff Amount    Curtailment Amount       Prepayment Premium   Yield Maintenance Charge
===================================================================================================================================













===================================================================================================================================
Totals
===================================================================================================================================



-----------------------------------------------------------------------------------------------------------------------------------
Copyright 1997, Norwest Bank Minnesota, N. A.                                                                         Page 11 of 17



    [NORWEST BANKS LOGO           FIRST UNION - LEHMAN BROTHERS - BANK OF AMERICA        For Additional Information, please contact
                                             COMMERCIAL MORTGAGE TRUST                                 Leslie Gaskill
NORWEST BANK MINNESOTA, N. A.      COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                       (212) 509-1630
CORPORATE TRUST SERVICES                          SERIES 1998-C2                          Reports Available on the World Wide Web
3 NEW YORK PLAZA, 15TH FLOOR                                                                  @ www. securitieslink. net/cmbs
NEW YORK, NY 10004                                                                              PAYMENT DATE:       6/18/98
                                                                                                RECORD DATE:        5/29/98
-----------------------------------------------------------------------------------------------------------------------------------

                                                         HISTORICAL DETAIL

===================================================================================================================================
                                          Delinquencies
Distribution   30-59 Days   60-89 Days   90 Days or More   Foreclosure      REO      Modifications
   Date        # Balance    # Amount       # Balance       # Balance    # Balance      # Balance
===================================================================================================================================










=========================================================================
                              Prepayments           Rate and Maturities
Distribution         Curtailments      Payoff     Next Weighted Avg.
   Date              # Balance       # Amount    Coupon   Remit       WAM
=========================================================================











Note: Foreclosure and REO Totals are excluded from the delinquencies aging categories.



-----------------------------------------------------------------------------------------------------------------------------------
Copyright 1997, Norwest Bank Minnesota, N. A.                                                                         Page 12 of 17



    [NORWEST BANKS LOGO           FIRST UNION - LEHMAN BROTHERS - BANK OF AMERICA        For Additional Information, please contact
                                             COMMERCIAL MORTGAGE TRUST                                 Leslie Gaskill
NORWEST BANK MINNESOTA, N. A.      COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                       (212) 509-1630
CORPORATE TRUST SERVICES                          SERIES 1998-C2                          Reports Available on the World Wide Web
3 NEW YORK PLAZA, 15TH FLOOR                                                                  @ www. securitieslink. net/cmbs
NEW YORK, NY 10004                                                                              PAYMENT DATE:       6/18/98
                                                                                                RECORD DATE:        5/29/98
-----------------------------------------------------------------------------------------------------------------------------------

                                                DELINQUENCY LOAN DETAIL

==============================================================================================================================
         Offering                                              Status     Reso-
         Document     # of     Paid     Current   Outstanding    of       lution   Servicing  Fore-    Current   Outstanding
 Loan     Cross-     Months   Through    P & I      P & I      Mortgage  Strategy  Transfer  closure  Servicing   Servicing
Number   Reference   Delinq.   Date     Advances   Advances**   Loan (1)  Code (2)   Date     Date    Advances     Advances
==============================================================================================================================












=======================

  Bankruptcy   REO
     Date      Date
=======================










===================================================================================================================================
Totals
===================================================================================================================================

              (1) Status of Mortgage Loan                                     (2) Resolution Strategy Code

   A - Payment Not Received        2 - Two Months Delinquent                1 - Modification     7 - REO
       But Still in Grace Period   3 - Three Or More Months Delinquent      2 - Foreclosure      8 - Resolved
   B - Late Payment But Less       4 - Assumed Scheduled Payment            3 - Bankruptcy       9 - Pending Return
       Than 1 Month Delinquent         (Performing Matured Balloon)         4 - Extension            to Master Servicer
   0 - Current                     7 - Foreclosure                          5 - Note Sale       10 - Deed In Lieu Of
   1 - One Month Delinquent        9 - REO                                  6 - DPO                  Foreclosure



** Outstanding P & I Advances include the current period advance

-----------------------------------------------------------------------------------------------------------------------------------
Copyright 1997, Norwest Bank Minnesota, N. A.                                                                         Page 13 of 17



    [NORWEST BANKS LOGO           FIRST UNION - LEHMAN BROTHERS - BANK OF AMERICA        For Additional Information, please contact
                                             COMMERCIAL MORTGAGE TRUST                                 Leslie Gaskill
NORWEST BANK MINNESOTA, N. A.      COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                       (212) 509-1630
CORPORATE TRUST SERVICES                          SERIES 1998-C2                          Reports Available on the World Wide Web
3 NEW YORK PLAZA, 15TH FLOOR                                                                  @ www. securitieslink. net/cmbs
NEW YORK, NY 10004                                                                              PAYMENT DATE:       6/18/98
                                                                                                RECORD DATE:        5/29/98
-----------------------------------------------------------------------------------------------------------------------------------

                                        SPECIALLY SERVICED LOAN DETAIL - PART 1

===================================================================================================================================
                Offering              Reso-                                              Net                              Remaining
Distri-          Document Servicing  lution   Sched-                                     Oper-                     Matu-   Amorti-
bution   Loan     Cross-  Transfer  Strategy   uled   Property        Interest  Actual   ating   NOI         Note  rity    zation
 Date   Number  Reference   Date    Code (1)  Balance Type (2)  State   Rate    Balance  Income  Date  DSCR  Date  Date     Term
===================================================================================================================================
















===================================================================================================================================
                 (1) Resolution Strategy Code                                   (2) Property Type Code

            1 - Modification     7 - REO                            MF - Multi-Family         OF - Office
            2 - Foreclosure      8 - Resolved                       RT - Retail               MU - Mixed Use
            3 - Bankruptcy       9 - Pending Return                 HC - Health Care          LO - Lodging
            4  - Extension           to Master Servicer             IN - Industrial           SS - Self Storage
            5 - Note Sale       10 - Deed In Lieu Of                WH - Warehouse            OT - Other
            6 - DPO                  Foreclosure                    MH - Mobile Home Park

-----------------------------------------------------------------------------------------------------------------------------------

Copyright 1997, Norwest Bank Minnesota, N. A.                                                                         Page 14 of 17



    [NORWEST BANKS LOGO           FIRST UNION - LEHMAN BROTHERS - BANK OF AMERICA        For Additional Information, please contact
                                             COMMERCIAL MORTGAGE TRUST                                 Leslie Gaskill
NORWEST BANK MINNESOTA, N. A.      COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                       (212) 509-1630
CORPORATE TRUST SERVICES                          SERIES 1998-C2                          Reports Available on the World Wide Web
3 NEW YORK PLAZA, 15TH FLOOR                                                                  @ www. securitieslink. net/cmbs
NEW YORK, NY 10004                                                                              PAYMENT DATE:       6/18/98
                                                                                                RECORD DATE:        5/29/98
-----------------------------------------------------------------------------------------------------------------------------------

                                      SPECIALLY SERVICED LOAN DETAIL - PART 2

===================================================================================================================================
                           Offering        Resolution     Site
Distribution    Loan       Document         Strategy   Inspection                   Appraisal  Appraisal     Other REO
   Date        Number   Cross- Reference    Code (1)      Date      Phase 1 Date       Date      Value    Property Revenue  Comment
===================================================================================================================================



















===================================================================================================================================
                                                       (1) Resolution Strategy Code

                                                1 - Modification       7 - REO
                                                2 - Foreclosure        8 - Resolved
                                                3 - Bankruptcy         9 - Pending Return
                                                4 - Extension              to Master Servicer
                                                5 - Note Sale         10 - Deed In Lieu Of
                                                6 - DPO                    Foreclosure


-----------------------------------------------------------------------------------------------------------------------------------
Copyright 1997, Norwest Bank Minnesota, N. A.                                                                         Page 15 of 17



    [NORWEST BANKS LOGO           FIRST UNION - LEHMAN BROTHERS - BANK OF AMERICA        For Additional Information, please contact
                                             COMMERCIAL MORTGAGE TRUST                                 Leslie Gaskill
NORWEST BANK MINNESOTA, N. A.      COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                       (212) 509-1630
CORPORATE TRUST SERVICES                          SERIES 1998-C2                          Reports Available on the World Wide Web
3 NEW YORK PLAZA, 15TH FLOOR                                                                  @ www. securitieslink. net/cmbs
NEW YORK, NY 10004                                                                              PAYMENT DATE:       6/18/98
                                                                                                RECORD DATE:        5/29/98
-----------------------------------------------------------------------------------------------------------------------------------

                                                  MODIFIED LOAN DETAIL

===================================================================================================================================
            Offering          Pre-
Loan        Document       Modification
Number   Cross-Reference     Balance       Modification Date                              Modification Description
===================================================================================================================================
















===================================================================================================================================
Total
===================================================================================================================================



-----------------------------------------------------------------------------------------------------------------------------------
Copyright 1997, Norwest Bank Minnesota, N. A.                                                                         Page 16 of 17



    [NORWEST BANKS LOGO           FIRST UNION - LEHMAN BROTHERS - BANK OF AMERICA        For Additional Information, please contact
                                             COMMERCIAL MORTGAGE TRUST                                 Leslie Gaskill
NORWEST BANK MINNESOTA, N. A.      COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES                       (212) 509-1630
CORPORATE TRUST SERVICES                          SERIES 1998-C2                          Reports Available on the World Wide Web
3 NEW YORK PLAZA, 15TH FLOOR                                                                  @ www. securitieslink. net/cmbs
NEW YORK, NY 10004                                                                              PAYMENT DATE:       6/18/98
                                                                                                RECORD DATE:        5/29/98
-----------------------------------------------------------------------------------------------------------------------------------

                                              LIQUIDATED LOAN DETAIL

===================================================================================================================================
         Final                                              Gross                                  Net
        Recovery   Offering                                Proceeds                              Proceeds
        Determ-    Document                                as a % of    Aggregate        Net     as a % of              Repurchased
 Loan   ination     Cross-   Appraisal Appraisal   Gross    Actual     Liquidation   Liquidation  Actual      Realized   by Seller
Number   Date      Reference    Date     Value    Proceeds  Balance     Expenses *     Proceeds   Balance       Loss      (Y/ N)
===================================================================================================================================


















===================================================================================================================================
Current Total
===================================================================================================================================
Cumulative Total
===================================================================================================================================


-----------------------------------------------------------------------------------------------------------------------------------
Copyright 1997, Norwest Bank Minnesota, N. A.                                                                         Page 17 of 17

* Aggregate liquidation expenses also include outstanding P & I advances and unpaid fees (servicing, trustee, etc.).


                                                                         Annex D

                   First Union-Lehman Brothers-Bank of America
                       Commercial Mortgage Trust 1998-C2
                          DELINQUENT LOAN STATUS REPORT
                           as of ____________________

------------------------------------------------------------------------------------------------------------------------------------
      S4              S55             S61          S57        S58   S62 or S63      P8           P7            P37            P39
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            (a)           (b)            (c)
------------------------------------------------------------------------------------------------------------------------------------

                   Short Name                                                      Paid       Scheduled     Total P&I        Total
  Prospectus         (When         Property                          Sq Ft or      Thru         Loan         Advances       Expenses
      ID          Appropriate)       Type         City       State     Units       Date        Balance       To Date        To Date
------------------------------------------------------------------------------------------------------------------------------------
90 + DAYS DELINQUENT
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
60 DAYS DELINQUENT
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
30 DAYS DELINQUENT
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Current & at Special Servicer
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
FCL - Foreclosure
------------------------------------------------------------------------------------------------------------------------------------
LTM - Latest 12 Months either Last Annual or Trailing 12 months
------------------------------------------------------------------------------------------------------------------------------------
*     Workout Strategy should match the CSSA Loan file using abreviated words in place of a code number such as (FCL - In Foreclosure, MOD - Modification,
      DPO - Discount Payoff, NS - Note Sale, BK - Bankrupcy, PP - Payment Plan,
      TBD - To Be Determined etc...)
------------------------------------------------------------------------------------------------------------------------------------
      It is possible to combine the status codes if the loan is going in more than one direction. (i.e. FCL/Mod, BK/Mod, BK/FCL/DPO)
------------------------------------------------------------------------------------------------------------------------------------
**    App - Appraisal, BPO - Broker opinion, Int. - Internal Value
------------------------------------------------------------------------------------------------------------------------------------
***   How to determine the cap rate is agreed upon by Underwriter and services - to be provided by a third party
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
      S4          P38                    P25       P10        P11       P58       P54       P55                               P74
------------------------------------------------------------------------------------------------------------------------------------
             (d)         (e)=a+b+c+d                                                                          (f)=P38/81
------------------------------------------------------------------------------------------------------------------------------------

                Other                                                                                            Value
               Advances                Current   Current                                             ***       using NOI
  Prospectus   (Taxes &      Total     Monthly  Interest   Maturity   LTM NOI                       Cap Rate     & Cap     Valuation
      ID        Escrow)    Exposure      P&I      Rate       Date      Date     LTM NOI  LTM DSCR   Assigned     Rate        Date
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
    S4           S55        S61   S57   S58     P75                                P35        P77       P79         P42       P82
-----------------------------------------------------------------------------------------------------------------------------------
                                                       (g)=(.92*f)-e  (h)=(g/e)
-----------------------------------------------------------------------------------------------------------------------------------
                                             Appraisal                            Total
             Short Name                        BPO or   Loss using    Estimated  Appraisal                                  Expected
Prospectus     (When     Property City State Internal    90% Appr.    Recovery   Reduction  Transfer  Resolution  FCL Start FCL Sale
    ID      Appropriate)   Type               Value**   or BPO (f)       %       Realized     Date       Date       Date     Date
-----------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
90 + DAYS DELINQUENT
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
60 DAYS DELINQUENT
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
30 DAYS DELINQUENT
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Current & at Special Servicer
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
FCL - Foreclosure
------------------------------------------------------------------------------------------------------------------------------------
LTM - Latest 12 Months either Last Annual or Trailing 12 m
------------------------------------------------------------------------------------------------------------------------------------
*     Workout Strategy should match the CSSA Loan file using abr etc...
------------------------------------------------------------------------------------------------------------------------------------
      It is possible to combine the status codes if the loan is goi
------------------------------------------------------------------------------------------------------------------------------------
**    App - Appraisal, BPO - Broker opinion, Int. - Internal Va
------------------------------------------------------------------------------------------------------------------------------------
***   How to determine the cap rate is agreed upon by Underwriter and services - to be provided by a third party
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------
    S4           S55        S61   S57   S58     P76
-----------------------------------------------------------------------

-----------------------------------------------------------------------

             Short Name
Prospectus     (When     Property City State   Workout
    ID      Appropriate)   Type               Strategy      Comments
-----------------------------------------------------------------------

-----------------------------------------------------------------------
90 + DAYS DELINQUENT
-----------------------------------------------------------------------

-----------------------------------------------------------------------

-----------------------------------------------------------------------

-----------------------------------------------------------------------

-----------------------------------------------------------------------
60 DAYS DELINQUENT
-----------------------------------------------------------------------

-----------------------------------------------------------------------

-----------------------------------------------------------------------

-----------------------------------------------------------------------

-----------------------------------------------------------------------
30 DAYS DELINQUENT
-----------------------------------------------------------------------

-----------------------------------------------------------------------

-----------------------------------------------------------------------

-----------------------------------------------------------------------
Current & at Special Servicer
-----------------------------------------------------------------------

-----------------------------------------------------------------------

-----------------------------------------------------------------------
FCL - Foreclosure
-----------------------------------------------------------------------
LTM - Latest 12 Months either Last Annual or Trailing 12 months
-----------------------------------------------------------------------
*     Workout Strategy should match the CSSA Loan file using abr etc...
-----------------------------------------------------------------------
      It is possible to combine the status codes if the loan is goi
-----------------------------------------------------------------------
**    App - Appraisal, BPO - Broker opinion, Int. - Internal Va
-----------------------------------------------------------------------
*** How to determine the cap rate is agreed upon by Underwriter and services - to be provided by a third party
-----------------------------------------------------------------------


                                                                         Annex E

                   First Union-Lehman Brothers-Bank of America
                        Commercial Mortgage Trust 1998-C2
                       HISTORICAL LOAN MODIFICATION REPORT
                             as of _________________

---------------------------------------------------------------------------------------------------------------------------
      S4            S57       S58       P49        P48        P7*          P7*        P50*                P50*      P25*
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------


                                                            Balance    Balance at
                                                             When          the
                                       Mod /                Sent to     Effective              # Mths
  Prospectus                         Extention  Effect      Speical      Date of       Old    for Rate     New      Old
      ID           City      State     Flag       Date     Servicer   Rehabilitation  Rate     Change     Rate      P&I
===========================================================================================================================
THIS REPORT IS HISTORICAL
---------------------------------------------------------------------------------------------------------------------------
Information is as of modification. Each line it should not change in the future. Only new modifications should be added.
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

===========================================================================================================================
Total For All:
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Total For Loans in Current Month:
---------------------------------------------------------------------------------------------------------------------------
                                                # of Loans            $ Balance
---------------------------------------------------------------------------------------------------------------------------
Modifications:
---------------------------------------------------------------------------------------------------------------------------
Maturity Date Extentions:
---------------------------------------------------------------------------------------------------------------------------
Total:
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
* The information in these columns is from a particular point in time and should not change on this report once assigned.
---------------------------------------------------------------------------------------------------------------------------
(1) Actual principal loss taken by bonds
---------------------------------------------------------------------------------------------------------------------------
(2) Expected future loss due to a rate reduction. This is just an estimate calculated at the time of the modification.
---------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
      S4            P25*       P11*        P11*                    P47
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                                             (2) Est.
                                                                              Future
                                                      Total #                Interest
                                                       Mths        (1)        Loss to
                                                       for      Realized      Trust $
  Prospectus        New        Old         New        Change     Loss to       (Rate
      ID            P&I      Maturity    Maturity     of Mod     Trust $    Reduction)            COMMENT
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

                                                                         Annex F

                   First Union-Lehman Brothers-Bank of America
                        Commercial Mortgage Trust 1998-C2
         HISTORICAL LOSS ESTIMATE REPORT (REO-SOLD or DISCOUNTED PAYOFF)
                          as of ______________________

-----------------------------------------------------------------------------------------------------------------------------------
    S4           S55        S61     S57    S58   P45/P7       P75                            P45        P7        P37       P39+P38
-----------------------------------------------------------------------------------------------------------------------------------
                                                  (c)=b/a     (a)                 (b)        (d)       (e)        (f)         (g)
-----------------------------------------------------------------------------------------------------------------------------------
                                                              Latest
                                                             Appraisal
             Short Name                              %          or       Effect             Net Amt
Prospectus      (When     Property               Received     Brokers   Date of   Sales    Received  Scheduled  Total P&I     Total
    ID      Appropriate)    Type    City  State  From Sale    Opinion    Sale     Price    from Sale  Balance    Advanced   Expenses
===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
THIS REPORT IS HISTORICAL
-----------------------------------------------------------------------------------------------------------------------------------
All information is from the liquidation date and does not need to be updated.
-----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================================
Total all Loans:
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Current Month Only:
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
    S4
---------------------------------------------------------------------------------------------------------
                 (h)      (i)=d-(f+g+h)   (k)=i-e               (m)                (n)=k+m     (o)=n/e
---------------------------------------------------------------------------------------------------------

                                                       Date               Minor
                                                       Loss                Adj     Total Loss  Loss % of
Prospectus     Servicing                Actual Losses Passed  Minor Adj   Passed      with     Scheduled
    ID        Fees Expense Net Proceeds  Passed thru   thru    to Trust    thru    Adjustment   Balance
=========================================================================================================

---------------------------------------------------------------------------------------------------------
THIS REPORT
---------------------------------------------------------------------------------------------------------
All information is from the liquidation date and does not need to be updated.
---------------------------------------------------------------------------------------------------------

=========================================================================================================
Total all Loans:
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Current Month Only:
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

                                                                         Annex G

                   First Union-Lehman Brothers-Bank of America
                        Commercial Mortgage Trust 1998-C2
                                REO STATUS REPORT
                           as of ____________________

-------------------------------------------------------------------------------------------------------------------------
      S4              S55         S61     S57     S58     S62 or    P8        P7          P37          P39         P38
-------------------------------------------------------------------------------------------------------------------------
                                                           S63               (a)          (b)          (c)         (d)
-------------------------------------------------------------------------------------------------------------------------
  Prospectus      Short Name     Prope   City    State    Sq Ft    Paid   Scheduled      Total        Total       Other
      ID             (When        rty                       or     Thru      Loan         P&I       Expenses     Advances
                 Appropriate)    Type                     Units    Date    Balance      Advances     To Date     (Taxes &
                                                                                        To Date                  Escrow)

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
      S4                         P25         P11        P58       P54       P81        P74                     P75
---------------------------------------------------------------------------------------------------------------------
                 (e)=a+b+c+d                                     (k)       (j)                  (f)=(k/j)   (g)
---------------------------------------------------------------------------------------------------------------------
  Prospectus         Total     Current    Maturity      LTM       LTM       Cap     Valuation     Value     Appraisal
      ID           Exposure    Monthly      Date        NOI       NOI/     Rate        Date       using       BPO or
                                 P&I                   Date       DSC     Assign                  NOI &      Internal
                                                                           ***                   Cap Rate    Value**

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
      S4                                      P35         P77         P82          P79
-----------------------------------------------------------------------------------------------------------------
                  (h)=(.92*g)  (i)=(g/e)
-----------------------------------------------------------------------------------------------------------------
  Prospectus         Loss      Estimated     Total      Transfer      REO        Pending
      ID             using      Recovery   Appraisal      Date     Aquisition   Resolution  Comments
                      92%          %       Reduction                  Date        Date
                   Appr. or                Realized
                    BPO (f)
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
(1) Use the following codes; App. - Appraisal, BPO - Brokers Opinion, Int - Internal Value
-----------------------------------------------------------------------------------------------------------------
*** How to determine the cap rate is agreed upon by Underwriter and servicers - to be provided by a  third party.
-----------------------------------------------------------------------------------------------------------------

                                                                         Annex H

                   First Union-Lehman Brothers-Bank of America
                        Commercial Mortgage Trust 1998-C2
                               SERVICER WATCH LIST
                           as of ____________________

------------------------------------------------------------------------------------------------------------------------------------
    S4         S55         S61      S57   S58     P7      P8     P11      P54
------------------------------------------------------------------------------------------------------------------------------------
Prospectus Short Name   Property   City  State Scheduled Paid  Maturity   LTM*               Comment / Reason on Watch List
    ID        (When       Type                   Loan    Thru    Date     DSCR
           Appropriate)                         Balance  Date
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
List all loans on watch list and reason sorted in decending balance order.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Total:                                         $

------------------------------------------------------------------------------------------------------------------------------------
*LTM - Last 12 months either trailing or last annual
------------------------------------------------------------------------------------------------------------------------------------

                                                                         Annex I

                   First Union-Lehman Brothers-Bank of America
                        Commercial Mortgage Trust 1998-C2
                       OPERATING STATEMENT ANALYSIS REPORT
                           as of ____________________


 PROPERTY OVERVIEW
                                 --------------
      Prospectus Number
                                 --------------
                                               -------------
      Scheduled Balance/Paid to Date
                                 ---------------------------------------------------------------------------------------------------
      Property Name
                                 ---------------------------------------------------------------------------------------------------
      Property Type
                                 ---------------------------------------------------------------------------------------------------
      Property Address, City, State
                                 ---------------------------------------------------------------------------------------------------
      Net Rentable Square Feet
                                --------------------------
      Year Built/Year Renovated
                                 -----------------------------------------------------------------
      Year of Operations          Underwriting     1994         1995        1996      Trailing
                                 -----------------------------------------------------------------
      Occupancy Rate *
                                 -----------------------------------------------------------------
      Average Rental Rate
                                 -----------------------------------------------------------------
                                 * Occupancy rates are year end or the ending date of the financial statement for the period.
  INCOME:                                                                             No. of Mos.
                                                                                    --------------
      Number of Mos.                                         Prior Year  Current Yr.
                                 ------------------------------------------------------------------------------------------
      Period Ended               Underwriting      1994         1995        1996    97 Trailing**  1996-Base   1996-1995
                                                                                    --------------
      Statement Classification     Base Line    Normalized   Normalized  Normalized  as of / /97   Variance     Variance
                                 ------------------------------------------------------------------------------------------
      Rental Income (Category 1)
                                 ------------------------------------------------------------------------------------------
      Rental Income (Category 2)
                                 ------------------------------------------------------------------------------------------
      Rental Income (Category 3)
                                 ------------------------------------------------------------------------------------------
      Pass Through/Escalations
                                 ------------------------------------------------------------------------------------------
      Other Income
                                 ------------------------------------------------------------------------------------------

                                 ------------------------------------------------------------------------------------------
   Gross Income                        $0.00         $0.00        $0.00       $0.00         $0.00       %           %
                                 ------------------------------------------------------------------------------------------
                                 Normalized - Full year Financial statements that have been reviewed by the underwriter or
                                 Servicer
                                 ** Servicer will not be expected to "Normalize" these YTD numbers.
  OPERATING EXPENSES:
                                 ------------------------------------------------------------------------------------------
      Real Estate Taxes
                                 ------------------------------------------------------------------------------------------
      Property Insurance
                                 ------------------------------------------------------------------------------------------
      Utilities
                                 ------------------------------------------------------------------------------------------
      General & Administration
                                 ------------------------------------------------------------------------------------------
      Repairs and Maintenance
                                 ------------------------------------------------------------------------------------------
      Management Fees
                                 ------------------------------------------------------------------------------------------
      Payroll & Benefits Expense
                                 ------------------------------------------------------------------------------------------
      Advertising & Marketing
                                 ------------------------------------------------------------------------------------------
      Professional Fees
                                 ------------------------------------------------------------------------------------------
      Other Expenses
                                 ------------------------------------------------------------------------------------------
      Ground Rent
                                 ------------------------------------------------------------------------------------------
   Total Operating Expenses            $0.00         $0.00        $0.00       $0.00         $0.00       %           %
                                 ------------------------------------------------------------------------------------------

                                 ------------------------------------------------------------------------------------------
   Operating Expense Ratio
                                 ------------------------------------------------------------------------------------------

                                 ------------------------------------------------------------------------------------------
   Net Operating Income                $0.00         $0.00        $0.00       $0.00         $0.00
                                 ------------------------------------------------------------------------------------------

                                 ------------------------------------------------------------------------------------------
      Leasing Commissions
                                 ------------------------------------------------------------------------------------------
      Tenant Improvements
                                 ------------------------------------------------------------------------------------------
      Replacement Reserve
                                 ------------------------------------------------------------------------------------------
   Total Capital Items                 $0.00         $0.00        $0.00       $0.00         $0.00                   $0.00
                                 ------------------------------------------------------------------------------------------

                                 ------------------------------------------------------------------------------------------
   N.O.I. After Capital Items          $0.00         $0.00        $0.00       $0.00         $0.00       %           %
                                 ------------------------------------------------------------------------------------------

                                 ------------------------------------------------------------------------------------------
Debt Service (per Servicer)            $0.00         $0.00        $0.00       $0.00         $0.00
                                 ------------------------------------------------------------------------------------------
Cash Flow after debt service           $0.00         $0.00        $0.00       $0.00         $0.00
                                 ------------------------------------------------------------------------------------------

                                 ------------------------------------------------------------------------------------------
(1) DSCR: (NOI/Debt Service)
                                 ------------------------------------------------------------------------------------------

                                 ------------------------------------------------------------------------------------------
DSCR: (after reserves\Cap exp.)
                                 ------------------------------------------------------------------------------------------

                                 ------------------------------------------------------------------------------------------
   Source of Financial Data:
                                 ------------------------------------------------------------------------------------------
                                 (ie. operating statements, financial statements, tax return, other)
Notes and Assumptions:
===========================================================================================================================

The years shown above will roll always showing a three year history. 1996 is the current year financials; 1995 is the prior year financials.

This report may vary depending on the property type and because of the way information may vary in each borrowers statement.

Rental Income needs to be broken down, differently whenever possible differently for each property type as follows: Retail: 1) Base Rent 2) Percentage rents on cashflow Hotel: 1) Room Revenue 2) Food/Beverage Nursing Home: 1) Private 2) Medicaid 3) Medicare

Income: Comment

Expense: Comment

Capital Items: Comment

(1) Used in the Comparative Financial Status Report

                                                                         Annex J

                   First Union-Lehman Brothers-Bank of America
                        Commercial Mortgage Trust 1998-C2
                   Form of NOI ADJUSTMENT WORKSHEET for "year"
                           as of ____________________

 PROPERTY OVERVIEW
                                     -------------
      Prospectus Number
                                     -------------
      Schedule Balance/Paid to Date
                                     --------------------------------------------------------------------------------------------
      Property Name
                                     --------------------------------------------------------------------------------------------
      Property Type
                                     --------------------------------------------------------------------------------------------
      Property Address, City, State
                                     --------------------------------------------------------------------------------------------
      Net Rentable Square Feet
                                     -------------
      Year Built/Year Renovated
                                     -----------------------------------------
      Year of Operations                 Borrower  Adjustment    Normalized
                                     -----------------------------------------
      Occupancy Rate *
                                     -----------------------------------------
      Average Rental Rate
                                     -----------------------------------------
                                     * Occupancy rates are year end or the ending date of the financial statement for the period.
  INCOME:
      Number of Mos. Annualized         "Year"
                                     -------------------------------------------------------------------
      Period Ended                      Borrower                 Adjustment                Normalized
      Statement Classification          Actual
                                     -------------------------------------------------------------------
      Rental Income (Category 1)
                                     -------------------------------------------------------------------
      Rental Income (Category 2)
                                     -------------------------------------------------------------------
      Rental Income (Category 3)
                                     -------------------------------------------------------------------
      Pass Throughs/Escalations
                                     -------------------------------------------------------------------
      Other Income
                                     -------------------------------------------------------------------

                                     -------------------------------------------------------------------
   Effective Gross Income                      $0.00                       $0.00                     $0.00
                                     -------------------------------------------------------------------
                                     Normalized - Full year Financial statements that have been reviewed by the underwriter or
                                     Servicer.

  OPERATING EXPENSES:
                                     -------------------------------------------------------------------
      Real Estate Taxes
                                     -------------------------------------------------------------------
      Property Insurance
                                     -------------------------------------------------------------------
      Utilities
                                     -------------------------------------------------------------------
      General & Administration
                                     -------------------------------------------------------------------
      Repairs and Maintenance
                                     -------------------------------------------------------------------
      Management Fees
                                     -------------------------------------------------------------------
      Payroll & Benefits Expense
                                     -------------------------------------------------------------------
      Advertising & Marketing
                                     -------------------------------------------------------------------
      Professional Fees
                                     -------------------------------------------------------------------
      Other Expenses
                                     -------------------------------------------------------------------
      Ground Rent
                                     -------------------------------------------------------------------
   Total Operating Expenses                    $0.00                       $0.00                   $0.00
                                     -------------------------------------------------------------------

                                     -------------------------------------------------------------------
   Operating Expense Ratio
                                     -------------------------------------------------------------------

                                     -------------------------------------------------------------------
   Net Operating Income                        $0.00                       $0.00                   $0.00
                                     -------------------------------------------------------------------

                                     -------------------------------------------------------------------
      Leasing Commissions
                                     -------------------------------------------------------------------
      Tenant Improvements
                                     -------------------------------------------------------------------
      Replacement Reserve
                                     -------------------------------------------------------------------
   Total Capital Items                         $0.00                       $0.00                   $0.00
                                     -------------------------------------------------------------------

                                     -------------------------------------------------------------------
   N.O.I. After Capital Items                  $0.00                       $0.00                   $0.00
                                     -------------------------------------------------------------------

                                     -------------------------------------------------------------------
Debt Service (per Servicer)                    $0.00                       $0.00                   $0.00
                                     -------------------------------------------------------------------
Cash Flow after debt service                   $0.00                       $0.00                   $0.00
                                     -------------------------------------------------------------------

                                     -------------------------------------------------------------------
(1)DSCR: (NOI/Debt Service)
                                     -------------------------------------------------------------------

                                     -------------------------------------------------------------------
DSCR: (after reserves\Cap exp.)
                                     -------------------------------------------------------------------

                                     -------------------------------------------------------------------
   Source of Financial Data:
                                     -------------------------------------------------------------------
                                     (ie. operating statements, financial statements, tax return, other)

Notes and  Assumptions:
================================================================================
This report should be completed by the Servicer for any "Normalization" of the Borrower's numbers.
The "Normalized" column is used in the Operating Statement Analysis Report.
This report may vary depending on the property type and because of the way information may vary in each borrowers statement.

Income: Comments

Expense: Comments

Capital Items: Comments

(1) Used in the Comparative Financial Status Report

                                                                         Annex K

                 First Union-Lehman Brothers-Bank of America
                        Commercial Mortgage Trust 1998-C2
                       COMPARATIVE FINANCIAL STATUS REPORT
                           as of ____________________

---------------------------------------------------------------------------------------------------------------
    S4        S57     S58                  P7        P8                S72       S69     S70      S65   S66
---------------------------------------------------------------------------------------------------------------
                                                                               Original Underwriting
---------------------------------------------------------------------------------------------------------------
                                                                                    Information
---------------------------------------------------------------------------------------------------------------
                                                                                    Basis Year
---------------------------------------------------------------------------------------------------------------
                               Last
                             Property   Scheduled   Paid   Annual    Financial
Prospectus                   Inspect       Loan     Thru    Debt    Info as of     %     Total     $     (1)
    ID       City    State     Date      Balance    Date   Service     Date       Occ   Revenue   NOI    DSCR
---------------------------------------------------------------------------------------------------------------
                              yy/mm                                   yy/mm
---------------------------------------------------------------------------------------------------------------
List all properties currently in deal with or with out information largest to smallest loan
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
Total:                                  $                  $                      WA    $         $      WA
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

===============================================================================================================
                                                                        Received
---------------------------------------------------------------------------------------------------------------
Financial Information:                                                Loans                Balance
---------------------------------------------------------------------------------------------------------------
                                                                        #         %       $       %
---------------------------------------------------------------------------------------------------------------
Current Full Year:
---------------------------------------------------------------------------------------------------------------
Current Full Yr. received with DSC < 1:
---------------------------------------------------------------------------------------------------------------
Prior Full Year:
---------------------------------------------------------------------------------------------------------------
Prior Full Yr. received with DSC < 1:
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
(1)  DSCR should match to Operating Statement and is normally calculated using NOI/Debt Service.
---------------------------------------------------------------------------------------------------------------
(2)  Net change chould compare the latest year to the underwriting year
===============================================================================================================


------------------------------------------------------------------------------------------------
    S4          P65       P64     P59     P61    P63      P58        P57    P52      P54    P56
------------------------------------------------------------------------------------------------
                 2nd Preceding Annual Operating                   Preceding Annual Operating
------------------------------------------------------------------------------------------------
                          Information                                Information
------------------------------------------------------------------------------------------------
             as of ___________            Normalized      as of ___________          Normalized
------------------------------------------------------------------------------------------------

             Financial                                    Financial
Prospectus   Info as of    %     Total     $     (1)      Info as of  %    Total      $      (1)
    ID          Date      Occ   Revenue   NOI    DSCR        Date    Occ  Revenue    NOI    DSCR
------------------------------------------------------------------------------------------------
             yy/mm                                        yy/mm
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Total:                    WA    $         $      WA                  WA   $          $      WA
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

================================================================================================
                  Required
------------------------------------------------------------------------------------------------
                    Loans          Balance
------------------------------------------------------------------------------------------------
               #          %       $       %
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
    S4          P72       P73     P66     P68    P70      (2)
-------------------------------------------------------------------------------
                         Trailing Financial or YTD        Net Change
-------------------------------------------------------------------------------
                              Information
-------------------------------------------------------------------------------
                       Month Reported   "Actual"          Preceding & Basis
-------------------------------------------------------------------------------

                                                                   %
Prospectus   FS Start  FS End     Total     $     (%)       %    Total       (1)
    ID         Date      Date    Revenue   NOI    DSCR     Occ    Rev        DSC
-------------------------------------------------------------------------------
             yy/mm     yy/mm
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Total:                    WA    $         $      WA       WA    $           WA
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

===============================================================================

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

PROSPECTUS

                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                              (ISSUABLE IN SERIES)
                FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC.
                                   DEPOSITOR
                                 --------------

    This Prospectus describes the commercial mortgage pass-through certificates (the "Offered Certificates") offered hereby and by the supplements hereto (each, a "Prospectus Supplement"), which will be offered from time to time in series. The Offered Certificates of each series, together with any other commercial mortgage pass-through certificates of such series not offered hereby, are collectively referred to herein as the "Certificates".

    Each series of Certificates will consist of one or more classes of Certificates, and such class or classes (including classes of Offered Certificates) may (i) provide for the accrual of interest thereon based on a fixed, variable or adjustable rate; (ii) be senior or subordinate to one or more other classes of Certificates in entitlement to certain distributions on the Certificates; (iii) be entitled to distributions of principal, with disproportionately small, nominal or no distributions of interest; (iv) be entitled to distributions of interest, with disproportionately small, nominal or no distributions of principal; (v) provide for distributions of principal and/ or interest that commence only following the occurrence of certain events, such as the retirement of one or more other classes of Certificates of such series;
(vi) provide for distributions of principal to be made, from time to time or for designated periods, at a rate that is faster (and, in some cases, substantially faster) or slower (and, in some cases, substantially slower) than the rate at which payments or other collections of principal are received on the Mortgage Assets in the related Trust Fund; or (vii) provide for distributions of principal to be made, subject to available funds, based on a specified principal payment schedule or other methodology. See "Description of the Certificates".
                              -------------------

         PROSPECTIVE INVESTORS SHOULD REVIEW THE INFORMATION APPEARING
ON PAGE 19 UNDER THE CAPTION "RISK FACTORS" HEREIN AND UNDER SUCH CAPTION IN THE
    RELATED PROSPECTUS SUPPLEMENT BEFORE PURCHASING ANY OFFERED CERTIFICATE.
                               -----------------

 THE CERTIFICATES WILL REPRESENT INTERESTS IN THE RELATED TRUST FUND ONLY AND
   WILL NOT REPRESENT INTERESTS IN OR OBLIGATIONS OF FIRST UNION COMMERCIAL
     MORTGAGE SECURITIES, INC. OR ANY AFFILIATE THEREOF, INCLUDING WITHOUT LIMITATION, FIRST UNION NATIONAL BANK. A CERTIFICATE IS NOT A DEPOSIT
       AND NEITHER THE CERTIFICATES NOR THE UNDERLYING MORTGAGE ASSETS
          ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE
                CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.
                              -------------------

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
     EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
         PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
            REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                              -------------------

    PRIOR TO ISSUANCE THERE WILL HAVE BEEN NO MARKET FOR THE CERTIFICATES OF ANY SERIES AND THERE CAN BE NO ASSURANCE THAT A SECONDARY MARKET FOR ANY OFFERED CERTIFICATES WILL DEVELOP OR THAT, IF IT DOES DEVELOP, IT WILL CONTINUE. SEE "RISK FACTORS". THIS PROSPECTUS MAY NOT BE USED TO CONSUMMATE SALES OF THE OFFERED CERTIFICATES OF ANY SERIES UNLESS ACCOMPANIED BY THE PROSPECTUS SUPPLEMENT FOR SUCH SERIES.

    The Offered Certificates of any series may be offered through one or more different methods such as offerings through underwriters, including First Union Capital Markets Corp., a division of Wheat First Securities, Inc., an affiliate of the Depositor, acting as principals for their own account or as agents, as more fully described under "Method of Distribution" herein and in the related Prospectus Supplement.

                                                  (COVER CONTINUED ON NEXT PAGE)

                                  MAY 11, 1998

(COVER CONTINUED)

    In the aggregate, the Certificates of each series of Certificates will represent the entire beneficial ownership interest in a trust fund (with respect to any series, the "Trust Fund") consisting primarily of a segregated pool of one or more of various types of multifamily or commercial mortgage loans (the "Mortgage Loans"), mortgage-backed securities ("CMBS") that evidence interests in, or that are secured by pledges of, one or more of various types of multifamily or commercial mortgage loans or a combination of Mortgage Loans and CMBS (collectively, "Mortgage Assets"). Mortgage Loans may be secured by interests in the following property types residential properties consisting of five or more rental or cooperatively-owned dwelling units, shopping centers, retail stores, office buildings, hotels or motels, warehouse facilities, hospitals or other health-care related facilities, mini-warehouse or self-storage facilities, mixed use, mobile home parks or other types of income producing properties. See "Description of the Trust Funds." Mortgage Loans (or mortgage loans underlying a CMBS) may be secured by first or junior, recourse or non-recourse liens and may be delinquent as of the date Certificates of a series are issued, if so specified in the related Prospectus Supplement. If so specified in the related Prospectus Supplement, the Trust Fund for a series of Certificate may include amounts on deposit in a separate account (the "Pre-Funding Account") which may be used by the Trust Fund to acquire additional assets as more fully described herein and in the related Prospectus Supplement. If so specified in the related Prospectus Supplement, the Trust Fund for a series of Certificates may include letters of credit, insurance policies, guarantees, reserve funds or other types of credit support, or any combination thereof (with respect to any series, collectively, "Credit Support"), and currency or interest rate exchange agreements and other financial assets, or any combination thereof (with respect to any series, collectively, "Cash Flow Agreements"). See "Risk Factors--Effects of Pre-Funding and Acquisition of Additional Mortgage Assets," "Description of the Trust Funds", "Description of the Certificates" and "Description of Credit Support".

    Distributions in respect of the Certificates will be made on a monthly, quarterly or other periodic basis as specified in the related Prospectus Supplement. Such distributions will be made only from the assets of the related Trust Fund.

    This Prospectus and related Prospectus Supplements may be used by the Depositor, First Union Capital Markets Corp., an affiliate of the Depositor, and any other affiliate of the Depositor when required under the federal securities laws in connection with offers and sales of Offered Certificates in furtherance of market-making activities in Offered Certificates. First Union Capital Markets Corp. or any such other affiliate may act as principal or agent in such transactions. Such sales will be made at prices related to prevailing market prices at the time of sale or otherwise.

    No Certificates of any series will represent an obligation of or interest in the Depositor or any of its affiliates, except to the limited extent described herein and in the related Prospectus Supplement. Neither the Certificates of any series nor the assets in the related Trust Fund will be guaranteed or insured by any governmental agency or instrumentality or by any other person, unless otherwise provided in the related Prospectus Supplement. The assets in each Trust Fund will be held in trust for the benefit of the holders of the related series of Certificates (the "Certificateholders") pursuant to a Pooling Agreement, as more fully described herein.

    The yield on each class of Certificates of a series will be affected by, among other things, the rate of payment of principal (including prepayments, repurchases and defaults) on the Mortgage Assets in the related Trust Fund and the timing of receipt of such paymentsas described herein and in the related Prospectus Supplement. See "Yield and Maturity Considerations". A Trust Fund may be subjectto early termination under the circumstances described herein and in the related Prospectus Supplement. See "Description of the Certificates".

    If so provided in the related Prospectus Supplement, one or more elections may be made to treat the related Trust Fund or a designated portion thereof as a "real estate mortgage investment conduit" (a "REMIC") for federal income tax purposes. See "Material Federal Income Tax Consequences" herein.

    Until 90 days after the date of each Prospectus Supplement, all dealers effecting transactions in the Offered Certificates covered by such Prospectus Supplement, whether or not participating in the distribution thereof, may be required to deliver such Prospectus Supplement and this Prospectus. This is in addition to the obligation of dealers to deliver a Prospectus and Prospectus Supplement when acting as underwriters and with respect to their unsold allotments or subscriptions.

                             PROSPECTUS SUPPLEMENT

    As more particularly described herein, each Prospectus Supplement will, among other things, set forth, as and to the extent appropriate: (i) a description of the class or classes of Offered Certificates of the related series, including the aggregate principal amount of each such class (the "Certificate Balance"), the rate at which interest will accrue from time to time, if at all, with respect to each such class (the "Pass-Through Rate") or the method of determining such rate; (ii) information with respect to any other classes of Certificates of the same series not offered thereby; (iii) the respective dates on which distributions are to be made to Certificateholders;
(iv) information as to the assets constituting the related Trust Fund, including the general characteristics of the assets included therein, including the Mortgage Assets and any Credit Support and Cash Flow Agreements (with respect to the Certificates of any series, the "Trust Assets"); (v) the circumstances, if any, under which the related Trust Fund may be subject to early termination;
(vi) additional information with respect to the method of distribution of such Offered Certificates; (vii) whether one or more REMIC elections will be made, and the designation of the "regular interests" and "residual interests" in each REMIC to be created; (viii) the initial percentage ownership interest in the related Trust Fund to be evidenced by each class of Certificates of such series;
(ix) information concerning the trustee (as to any series, the "Trustee") of the related Trust Fund; (x) information concerning the master servicer (as to any series, the "Master Servicer") and any special servicer (as to any series, the "Special Servicer") engaged to administer the related Mortgage Assets; (xi) information as to the nature and extent of any subordination in entitlement to distributions of any class of Certificates of such series; and (xii) whether such Offered Certificates will be initially issued in definitive or book-entry form.

                             AVAILABLE INFORMATION

    The Depositor has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement (of which this Prospectus forms a part) under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the Offered Certificates. This Prospectus and the Prospectus Supplement relating to the Offered Certificates of each series contain summaries of the material terms of the documents referred to herein and therein, but do not contain all of the information set forth in the Registration Statement pursuant to the rules and regulations of the Commission. For further information, reference is made to such Registration Statement and the exhibits thereto. Such Registration Statement and exhibits can be inspected and copied at prescribed rates at the public reference facilities maintained by the Commission at its Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, and at its Regional Offices located as follows: Chicago Regional Office, Northwest Atrium Center, 500 West Madison Street, 14th Floor, Chicago, Illinois 60661; and New York Regional Office, Seven World Trade Center, Suite 1300, New York, New York 10048. The Commission also maintains a Web site that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the Commission. The site may be accessed at http:/www.sec.gov.

    No person has been authorized to give any information or to make any representation not contained in this Prospectus and any related Prospectus Supplement and, if given or made, such information or representation must not be relied upon. This Prospectus and any related Prospectus Supplement do not constitute an offer to sell or a solicitation of an offer to buy any securities other than the Offered Certificates, or an offer of the Offered Certificates to any person in any state or other jurisdiction in which such offer would be unlawful. The delivery of this Prospectus at any time does not imply that information herein is correct as of any time subsequent to its date; however, if any material change occurs while this Prospectus is required by law to be delivered, this Prospectus will be amended or supplemented accordingly.

    The related Master Servicer or Trustee will be required to mail to holders of the Offered Certificates of each series periodic unaudited reports concerning the related Trust Fund. If beneficial interests in a class of Offered Certificates are being held and transferred in book-entry format through the facilities of

The Depository Trust Company ("DTC") as described herein, then, unless otherwise provided in the related Prospectus Supplement, such reports will be sent on behalf of the related Trust Fund to a nominee of DTC as the registered holder of the Offered Certificates. The means by which notices and other communications are conveyed by DTC to its participating organizations, and directly or indirectly through such participating organizations to the beneficial owners of the applicable Offered Certificates, will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time. See "Description of the Certificates--Reports to Certificateholders" and "--Book-Entry Registration and Definitive Certificates" and "Description of the Pooling Agreements-- Evidence as to Compliance". The Depositor will file or cause to be filed with the Commission such periodic reports with respect to each Trust Fund as are required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Commission thereunder.

    To the extent described in the related Prospectus Supplement, some or all of the Mortgage Loans may be secured by an assignment of the lessors' (i.e., the related Mortgagors') rights in one or more bond-type or credit-type net leases (each, a "Lease") of the related Mortgaged Property. Unless otherwise specified in the related Prospectus Supplement, no series of Certificates will represent interests in or obligations of any lessee (each, a "Lessee") under a Lease. If indicated, however, in the Prospectus Supplement for a given series, a significant or the sole source of payments on the Mortgage Loans in such series, and, therefore, of distributions on such Certificates, will be rental payments due from the Lessees under the Leases. Under such circumstances, prospective investors in the related series of Certificates may wish to consider publicly available information, if any, concerning the Lessees. Reference should be made to the related Prospectus Supplement for information concerning the Lessees and whether any such Lessees are subject to the periodic reporting requirements of the Exchange Act.

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

    There are incorporated herein by reference all documents and reports filed or caused to be filed by the Depositor with respect to a Trust Fund pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the termination of an offering of Offered Certificates evidencing interests therein. The Depositor, upon request, will provide or cause to be provided without charge to each person to whom this Prospectus is delivered in connection with the offering of one or more classes of Offered Certificates, a copy of any or all documents or reports incorporated herein by reference, in each case to the extent such documents or reports relate to one or more of such Offered Certificates, other than the exhibits to such documents (unless such exhibits are specifically incorporated by reference in such documents). Requests to the Depositor should be directed in writing to its principal executive office at One First Union Center, Charlotte, North Carolina 28228-0013, Attention: Secretary, or by telephone at 704-374-6161. The Depositor has determined that its financial statements will not be material to the offering of any Offered Certificates.

                               TABLE OF CONTENTS

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PROSPECTUS SUPPLEMENT......................................................................................           3
AVAILABLE INFORMATION......................................................................................           3
INCORPORATION OF CERTAIN INFORMATION BY REFERENCE..........................................................           4
SUMMARY OF PROSPECTUS......................................................................................           9
RISK FACTORS...............................................................................................          19
  Limited Liquidity for Offered Certificates...............................................................          19
  Limited Assets to Support Payment on Certificates........................................................          19
  Prepayments on Mortgage Loans; Effects on Average Life of Certificates; Effects on Yields on
    Certificates...........................................................................................          20
  Optional Early Termination...............................................................................          21
  Limited Nature of Ratings on Certificates................................................................          21
  Effects of Pre-Funding and Acquisition of Additional Mortgage Assets.....................................          22
  Risks to Lenders Associated with Certain Income Producing Loans and Mortgaged Properties.................          22
      RISKS ASSOCIATED WITH MORTGAGE LOANS SECURED BY MULTIFAMILY PROPERTIES...............................          23
      RISKS ASSOCIATED WITH MORTGAGE LOANS SECURED BY RETAIL PROPERTIES....................................          23
      RISKS ASSOCIATED WITH MORTGAGE LOANS SECURED BY OFFICE BUILDINGS.....................................          24
      RISKS ASSOCIATED WITH MORTGAGE LOANS SECURED BY HOSPITALITY PROPERTIES...............................          24
      RISKS ASSOCIATED WITH MORTGAGE LOANS SECURED BY RESIDENTIAL HEALTHCARE FACILITIES....................          25
      RISKS ASSOCIATED WITH MORTGAGE LOANS SECURED BY WAREHOUSE AND SELF STORAGE FACILITIES................          25
      RISKS ASSOCIATED WITH MORTGAGE LOANS SECURED BY INDUSTRIAL & MIXED-USE FACILITIES....................          25
      RISKS ASSOCIATED WITH MORTGAGE LOANS SECURED BY HEALTH-CARE RELATED PROPERTIES.......................          26
  Management Risks.........................................................................................          27
  Risks Associated with Certain Mortgage Loans and Related Leases..........................................          28
  Balloon Payments on Mortgage Loans; Heightened Risk of Borrower Default..................................          28
  Junior Mortgage Loans....................................................................................          29
  Credit Support Limitations--May Not Cover All Risks or Full Payment on Certificates......................          29
  Enforceability...........................................................................................          30
  Leases and Rents Serving as Security for Mortgage Loans Pose Special Risks...............................          30
  Delinquent Mortgage Loans................................................................................          30
  Environmental Liability May Affect Lien on Mortgaged Property and Expose Lender to Costs.................          30
  Credit Support Limitations--May Not Cover All Risks or Full Payment on Certificates......................          31
  ERISA Considerations--Covered Investors May Experience Liability.........................................          31
  Certain Federal Tax Considerations Regarding REMIC Residual Certificates.................................          32
  Book-Entry Registration of Certificates Affects Ownership of Certificates and Receipt of Payments........          32
  Delinquent and Non-Performing Mortgage Loans.............................................................          32
DESCRIPTION OF THE TRUST FUNDS.............................................................................          33
  General..................................................................................................          33
  Mortgage Loans-Leases....................................................................................          33
      GENERAL..............................................................................................          33
      LEASES...............................................................................................          34
      DEFAULT AND LOSS CONSIDERATIONS WITH RESPECT TO THE MORTGAGE LOANS...................................          35
      PAYMENT PROVISIONS OF THE MORTGAGE LOANS.............................................................          36
      MORTGAGE LOAN INFORMATION IN PROSPECTUS SUPPLEMENTS..................................................          37
  CMBS.....................................................................................................          37
  Certificate Accounts.....................................................................................          38
  Credit Support...........................................................................................          38
  Cash Flow Agreements.....................................................................................          39
  Pre-Funding..............................................................................................          39
YIELD AND MATURITY CONSIDERATIONS..........................................................................          40
  General..................................................................................................          40
  Pass-Through Rate........................................................................................          40

                                       5
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  Payment Delays...........................................................................................          40
  Certain Shortfalls in Collections of Interest............................................................          40
  Yield and Prepayment Considerations......................................................................          41
  Weighted Average Life and Maturity.......................................................................          42
  Controlled Amortization Classes and Companion Classes....................................................          43
  Other Factors Affecting Yield, Weighted Average Life and Maturity........................................          43
      BALLOON PAYMENTS; EXTENSIONS OF MATURITY.............................................................          43
      NEGATIVE AMORTIZATION................................................................................          44
      FORECLOSURES AND PAYMENT PLANS.......................................................................          44
      LOSSES AND SHORTFALLS ON THE MORTGAGE ASSETS.........................................................          44
      ADDITIONAL CERTIFICATE AMORTIZATION..................................................................          45
THE DEPOSITOR..............................................................................................          45
USE OF PROCEEDS............................................................................................          45
DESCRIPTION OF THE CERTIFICATES............................................................................          46
  General..................................................................................................          46
  Distributions............................................................................................          46
  Distributions of Interest on the Certificates............................................................          46
  Distributions of Certificate Principal...................................................................          48
  Distributions on the Certificates in Respect of Prepayment Premiums or in Respect of Equity
    Participations.........................................................................................          49
  Allocation of Losses and Shortfalls......................................................................          49
  Advances in Respect of Delinquencies.....................................................................          49
  Reports to Certificateholders............................................................................          50
  Voting Rights............................................................................................          52
  Termination..............................................................................................          52
  Book-Entry Registration and Definitive Certificates......................................................          53
DESCRIPTION OF THE POOLING AGREEMENTS......................................................................          55
  General..................................................................................................          55
  Assignment of Mortgage Assets; Repurchases...............................................................          55
  Representations and Warranties; Repurchases..............................................................          56
  Certificate Account......................................................................................          57
      GENERAL..............................................................................................          57
      DEPOSITS.............................................................................................          57
      WITHDRAWALS..........................................................................................          58
  Collection and Other Servicing Procedures................................................................          60
  Modifications, Waivers and Amendments of Mortgage Loans..................................................          60
  Sub-Servicers............................................................................................          60
  Special Servicers........................................................................................          60
  Realization Upon Defaulted Mortgage Loans................................................................          61
  Hazard Insurance Policies................................................................................          62
  Due-on-Sale and Due-on-Encumbrance Provisions............................................................          63
  Servicing Compensation and Payment of Expenses...........................................................          63
  Evidence as to Compliance................................................................................          64
  Certain Matters Regarding the Master Servicer and the Depositor..........................................          64
  Events of Default........................................................................................          65
  Rights Upon Event of Default.............................................................................          66
  Amendment................................................................................................          66
  List of Certificateholders...............................................................................          67
  The Trustee..............................................................................................          67
  Duties of the Trustee....................................................................................          67
  Certain Matters Regarding the Trustee....................................................................          67
  Resignation and Removal of the Trustee...................................................................          68
DESCRIPTION OF CREDIT SUPPORT..............................................................................          69
  General..................................................................................................          69

                                       6
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  Subordinate Certificates.................................................................................          69
  Cross-Support Provisions.................................................................................          69
  Insurance or Guarantees with Respect to Mortgage Loans...................................................          70
  Letter of Credit.........................................................................................          70
  Certificate Insurance and Surety Bonds...................................................................          70
  Reserve Funds............................................................................................          70
  Credit Support with Respect to CMBS......................................................................          71
CERTAIN LEGAL ASPECTS OF MORTGAGE LOANS AND LEASES.........................................................          71
  General..................................................................................................          72
  Types of Mortgage Instruments............................................................................          72
  Leases and Rents.........................................................................................          72
  Personalty...............................................................................................          72
  Cooperative Loans........................................................................................          73
  Junior Mortgages; Rights of Senior Lenders...............................................................          74
  Foreclosure..............................................................................................          75
      GENERAL..............................................................................................          75
      FORECLOSURE PROCEDURES VARY FROM STATE TO STATE......................................................          75
      JUDICIAL FORECLOSURE.................................................................................          75
      NON-JUDICIAL FORECLOSURE/POWER OF SALE...............................................................          75
      EQUITABLE LIMITATIONS ON ENFORCEABILITY OF CERTAIN PROVISIONS........................................          76
      PUBLIC SALE..........................................................................................          76
      RIGHTS OF REDEMPTION.................................................................................          77
      ANTI-DEFICIENCY LEGISLATION..........................................................................          77
      LEASEHOLD RISKS......................................................................................          78
      REGULATED HEALTHCARE FACILITIES......................................................................          78
      CROSS-COLLATERALIZATION..............................................................................          78
      COOPERATIVE LOANS....................................................................................          78
  Bankruptcy Laws..........................................................................................          79
  Environmental Considerations.............................................................................          80
      GENERAL..............................................................................................          80
      SUPERLIEN LAWS.......................................................................................          80
      CERCLA...............................................................................................          80
      CERTAIN OTHER STATE LAWS.............................................................................          81
      ADDITIONAL CONSIDERATIONS............................................................................          81
  Due-on-Sale and Due-on-Encumbrance.......................................................................          82
  Subordinate Financing....................................................................................          82
  Default Interest and Limitations on Prepayments..........................................................          82
  Applicability of Usury Laws..............................................................................          83
  Soldiers' and Sailors' Civil Relief Act of 1940..........................................................          83
  Americans with Disabilities Act..........................................................................          83
  Forfeitures in Drug and RICO Proceedings.................................................................          84
MATERIAL FEDERAL INCOME TAX CONSEQUENCES...................................................................          85
  General..................................................................................................          85
  REMICs...................................................................................................          86
      CLASSIFICATION OF REMICS.............................................................................          86
      CHARACTERIZATION OF INVESTMENTS IN REMIC CERTIFICATES................................................          86
      TIERED REMIC STRUCTURES..............................................................................          87
  Taxation of Owners of REMIC Regular Certificates.........................................................          87
      GENERAL..............................................................................................          87
      ORIGINAL ISSUE DISCOUNT..............................................................................          87
      MARKET DISCOUNT......................................................................................          89
      PREMIUM..............................................................................................          90
      REALIZED LOSSES......................................................................................          91
  Taxation of Owners of REMIC Residual Certificates........................................................          91
      GENERAL..............................................................................................          91

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      TAXABLE INCOME OF THE REMIC..........................................................................          92
      BASIS RULES, NET LOSSES AND DISTRIBUTIONS............................................................          92
      EXCESS INCLUSIONS....................................................................................          94
      NONECONOMIC REMIC RESIDUAL CERTIFICATES..............................................................          95
      MARK-TO-MARKET RULES.................................................................................          96
      POSSIBLE PASS-THROUGH OF MISCELLANEOUS ITEMIZED DEDUCTIONS...........................................          96
      SALES OF REMIC CERTIFICATES..........................................................................          97
      PROHIBITED TRANSACTIONS TAX AND OTHER TAXES..........................................................          98
      TAX AND RESTRICTIONS ON TRANSFERS OF REMIC RESIDUAL CERTIFICATES TO CERTAIN ORGANIZATIONS............          99
      TERMINATION..........................................................................................         100
      REPORTING AND OTHER ADMINISTRATIVE MATTERS...........................................................         100
      BACKUP WITHHOLDING WITH RESPECT TO REMIC CERTIFICATES................................................         101
      FOREIGN INVESTORS IN REMIC CERTIFICATES..............................................................         101
  Grantor Trust Funds......................................................................................         102
      CLASSIFICATION OF GRANTOR TRUST FUNDS................................................................         102
  Characterization of Investments in Grantor Trust Certificates............................................         103
      GRANTOR TRUST FRACTIONAL INTEREST CERTIFICATES.......................................................         103
      GRANTOR TRUST STRIP CERTIFICATES.....................................................................         103
  Taxation of Owners of Grantor Trust Fractional Interest Certificates.....................................         103
      GENERAL..............................................................................................         103
      IF STRIPPED BOND RULES APPLY.........................................................................         104
      IF STRIPPED BOND RULES DO NOT APPLY..................................................................         106
      MARKET DISCOUNT......................................................................................         107
      PREMIUM..............................................................................................         108
      TAXATION OF OWNERS OF GRANTOR TRUST STRIP CERTIFICATES...............................................         109
      POSSIBLE APPLICATION OF CONTINGENT PAYMENT RULES.....................................................         110
      SALES OF GRANTOR TRUST CERTIFICATES..................................................................         110
      GRANTOR TRUST REPORTING..............................................................................         111
      BACKUP WITHHOLDING...................................................................................         111
      FOREIGN INVESTOR.....................................................................................         111
STATE AND OTHER TAX CONSEQUENCES...........................................................................         111
ERISA CONSIDERATIONS.......................................................................................         112
  General..................................................................................................         112
      PLAN ASSET REGULATIONS...............................................................................         112
  Prohibited Transaction Exemptions........................................................................         112
LEGAL INVESTMENT...........................................................................................         116
METHOD OF DISTRIBUTION.....................................................................................         117
LEGAL MATTERS..............................................................................................         118
FINANCIAL INFORMATION......................................................................................         118
RATING.....................................................................................................         118
INDEX OF PRINCIPAL DEFINITIONS.............................................................................         120

                             SUMMARY OF PROSPECTUS

    THE FOLLOWING SUMMARY OF CERTAIN PERTINENT INFORMATION IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE MORE DETAILED INFORMATION APPEARING ELSEWHERE IN THIS PROSPECTUS AND BY REFERENCE TO THE INFORMATION WITH RESPECT TO EACH SERIES OF CERTIFICATES CONTAINED IN THE PROSPECTUS SUPPLEMENT TO BE PREPARED AND DELIVERED IN CONNECTION WITHTHE OFFERING OF OFFERED CERTIFICATES OF SUCH SERIES. AN INDEX OF PRINCIPAL DEFINITIONS IS INCLUDED AT THE END OFTHIS PROSPECTUS.

Title of Certificates........  Commercial Mortgage Pass-Through Certificates, issuable in series (the "Certificates").

Depositor....................  First Union Commercial Mortgage Securities, Inc., a
                               wholly-owned subsidiary of First Union National Bank. See
                                 "The Depositor".

Issuer.......................  The Trust Fund established under a Pooling and Servicing
                                 Agreement, as described below in this Summary of
                                 Prospectus under "Description of Certificates".

Master Servicer..............  The master servicer (the "Master Servicer"), if any, for a series of Certificates will be named in the related
                                 Prospectus Supplement and may be an affiliate of the
                                 Depositor. See "Description of the Pooling
                                 Agreements--Collection and Other Servicing Procedures".

Special Servicer.............  The special servicer (the "Special Servicer"), if any, for a series of Certificates will be named, or the circumstances under which a Special Servicer will be appointed will be
                                 described, in the related Prospectus Supplement. See
                                 "Description of the Pooling Agreements--Special
                                 Servicers".

Trustee......................  The trustee (the "Trustee") for each series of Certificates will be named in the related Prospectus Supplement. See
                                 "Description of the Pooling Agreements--The Trustee".

The Trust Assets.............  Each series of Certificates will represent in the aggregate the entire beneficial ownership interest in a Trust Fund
                                 consisting primarily of:

  A. Mortgage Assets.........  The Mortgage Assets with respect to each series of
                               Certificates will consist of a pool of mortgage loans
                                 (collectively, the "Mortgage Loans") secured by first or
                                 junior liens on, or security interests in, or installment
                                 contracts for the sale of, fee simple or leasehold
                                 interests in, (i) residential properties consisting of
                                 five or more rental or cooperatively-owned dwelling units
                                 (the "Multifamily Properties") or (ii) shopping centers,
                                 retail stores, office buildings, hotels or motels,
                                 warehouse facilities, hospitals or other health-care
                                 related facilities, mini-warehouse facilities or
                                 self-storage facilities, mixed use, mobile home parks, or
                                 other types of income-producing properties (the
                                 "Commercial Properties"), (iii) CMBS or (iv)
                                 participations in, or any combination of, the foregoing.
                                 Bracketed property types to be included in order of the
                                 magnitude of material concentration of such property type
                                 in the Trust Fund. Property types absent from the Trust
                                 Fund are to be deleted. If so specified in the related
                                 Prospectus Supplement and if permitted by applicable law,
                                 a Trust Fund may include (i) Multifamily Properties or
                                 Commercial Properties acquired by foreclosure or by
                                 deed-in-lieu

                                 of foreclosure ("REO Property") and (ii) Mortgage Loans
                                 secured by liens on real estate projects under
                                 construction. If so specified in the related Prospectus
                                 Supplement, some Mortgage Loans may be delinquent as of
                                 the date of their deposit into the related Trust Fund. A
                                 Mortgage Loan will be considered "delinquent" if it is
                                 thirty (30) days or more past its most recently
                                 contractual scheduled payment date in payment of all
                                 amounts due according to its terms. In any event, at the
                                 time of its creation the Trust Fund will not include
                                 delinquent loans which by principal amount are more than
                                 20% of the aggregate principal amount of all Mortgage
                                 Loans in the Trust Fund. The Mortgage Loans will not be
                                 guaranteed or insured by the Depositor, any of its
                                 affiliates or, unless otherwise specified in the
                                 Prospectus Supplement, by any governmental agency or
                                 instrumentality or any other person.

                               To the extent described in the related Prospectus
                                 Supplement, some or all of the Mortgage Loans may also be
                                 secured by an assignment of one or more leases (a "Lease
                                 Assignment"), including bond-type or credit-type net
                                 leases (each, a "Lease") of one or more lessees (each, a
                                 "Lessee") of all or a portion of the related Mortgaged
                                 Properties (as defined herein). Unless otherwise specified in the related Prospectus Supplement, a significant or the sole source of payments on certain Mortgage Loans will be
                                 the rental payments due under the related Leases. In
                                 certain circumstances, with respect to Commercial
                                 Properties, the material terms and conditions of the
                                 related Leases may be set forth in the related Prospectus
                                 Supplement. See "Description of the Trust Funds--Mortgage
                                 Loans--Leases" and "Risk Factors--Limited Assets" herein.

                               Unless otherwise provided in the related Prospectus
                                 Supplement, the Mortgaged Properties may be located in any one of the 50 states, the District of Columbia or the
                                 Commonwealth of Puerto Rico. Unless otherwise provided in
                                 the related Prospectus Supplement, all Mortgage Loans will have individual principal balances at origination of not
                                 less than $100,000 and original terms to maturity of not
                                 more than 40 years.

                               As and to the extent described in the related Prospectus
                                 Supplement, a Mortgage Loan (i) may provide for no accrual of interest or for accrual of interest thereon at an
                                 interest rate (a "Mortgage Rate") that is fixed over its
                                 term or that adjusts from time to time, or that may be
                                 converted at the borrower's election from an adjustable to a fixed Mortgage Rate, or from a fixed to an adjustable
                                 Mortgage Rate, (ii) may provide for the formula, index or
                                 other method by which the Mortgage Rate will be
                                 calculated, (iii) may provide for level payments to
                                 maturity or for payments that adjust from time to time to
                                 accommodate changes in the Mortgage Rate or to reflect the occurrence of certain events, and may permit negative
                                 amortization or accelerated amortization, (iv) may be
                                 fully amortizing over its term to maturity, or may provide for little or no amortization over its term and thus
                                 require a balloon payment on its stated maturity date, (v)
                                 may contain a prohibition on
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                                 prepayment or require payment of a premium or a yield
                                 maintenance penalty in connection with a prepayment and
                                 (vi) may provide for payments of principal, interest or
                                 both, on due dates that occur monthly or quarterly or at
                                 such other interval as is specified in the related
                                 Prospectus Supplement. See "Description of the Trust
                                 Funds--Mortgage Loans--Leases".

                               If and to the extent specified in the related Prospectus
                                 Supplement, the Mortgage Assets that constitute a
                                 particular Trust Fund may also include or consist solely
                                 of (i) private mortgage participations, mortgage
                                 pass-through certificates or other mortgage-backed
                                 securities such as mortgage-backed securities that are
                                 similar to a series of Certificates or (ii) certificates
                                 insured or guaranteed by the Federal Home Loan Mortgage
                                 Corporation ("FHLMC"), the Federal National Mortgage
                                 Association ("FNMA"), the Governmental National Mortgage
                                 Association ("GNMA") or the Federal Agricultural Mortgage
                                 Corporation ("FAMC") (collectively, the mortgage-backed
                                 securities referred to in clauses (i) and (ii), "CMBS"),
                                 provided that each CMBS will evidence an interest in, or
                                 will be secured by a pledge of, one or more mortgage loans that conform to the descriptions of the Mortgage Loans
                                 contained herein. See "Description of the Trust
                                 Funds--CMBS".

                               Each Mortgage Asset will be selected by the Depositor for
                                 inclusion in a Trust Fund from among those purchased,
                                 either directly or indirectly, from a prior holder thereof
                                 (a "Mortgage Asset Seller"), which prior holder may or may not be the originator of such Mortgage Loan or the issuer
                                 of such CMBS and may be an affiliate of the Depositor, all as more particularly described in the related Prospectus
                                 Supplement.

  B. Certificate Account.....  Each Trust Fund will include one or more accounts
                               (collectively, the "Certificate Account") established and
                                 maintained on behalf of the Certificateholders into which
                                 the person or persons designated in the related Prospectus
                                 Supplement will, to the extent described herein and in
                                 such Prospectus Supplement, deposit all payments and
                                 collections received or advanced with respect to the
                                 Mortgage Assets and other assets in the Trust Fund. A
                                 Certificate Account may be maintained as an interest
                                 bearing or a non-interest bearing account, and funds held
                                 therein may be held as cash or invested in certain
                                 short-term, investment grade obligations, in each case as
                                 described in the related Prospectus Supplement. See
                                 "Description of the Trust Funds--Certificate Accounts" and
                                 "Description of the Pooling Agreements--Certificate
                                 Account".

  C. Credit Support..........  If so provided in the related Prospectus Supplement, partial or full protection against certain defaults and losses on
                                 the Mortgage Assets in the related Trust Fund may be
                                 provided to one or more classes of Certificates of the
                                 related series in the form of subordination of one or more other classes of Certificates of such series, which other
                                 classes may include one or more classes of Offered
                                 Certificates, or by one or more other types of credit
                                 support, such as overcollateralization, a letter of
                                 credit, insurance
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                                 policy, guarantee or reserve fund or a combination thereof
                                 (any such coverage with respect to the Certificates of any series, "Credit Support"). The amount and types of any
                                 Credit Support, the identification of the entity providing it (if applicable) and related information will be set
                                 forth in the related Prospectus Supplement. The Prospectus
                                 Supplement for any series of Certificates evidencing an
                                 interest in a Trust Fund that includes CMBS will describe
                                 in the same fashion any similar forms of credit support
                                 that are provided by or with respect to, or are included
                                 as part of the trust fund evidenced by or providing
                                 security for, such CMBS to the extent information is
                                 available and deemed material. The type, characteristic
                                 and amount of Credit Support will be determined based on
                                 the characteristics of the Mortgage Assets and other
                                 factors and will be established, in part, on the basis of
                                 requirements of each Rating Agency rating the Certificates of such series. If so specified in the related Prospectus
                                 Supplement, any such Credit Support may apply only in the
                                 event of certain types of losses or delinquencies and the
                                 protection against losses or delinquencies provided by
                                 such Credit Support will be limited. See "Risk
                                 Factors--Credit Support Limitations", "Description of the
                                 Trust Funds--Credit Support" and "Description of Credit
                                 Support".

  D. Cash Flow Agreements....  If so provided in the related Prospectus Supplement, a Trust
                               Fund may include guaranteed investment contracts pursuant to which moneys held in the funds and accounts established
                                 for the related series will be invested at a specified
                                 rate. The Trust Fund may also include interest rate
                                 exchange agreements, interest rate cap or floor
                                 agreements, currency exchange agreements or similar
                                 agreements designed to reduce the effects of interest rate or currency exchange rate fluctuations on the Mortgage
                                 Assets or on one or more classes of Certificates. The
                                 principal terms of any such guaranteed investment contract or other agreement (any such agreement, a "Cash Flow
                                 Agreement"), including, without limitation, provisions
                                 relating to the timing, manner and amount of payments
                                 thereunder and provisions relating to the termination
                                 thereof, will be described in the Prospectus Supplement
                                 for the related series. In addition, the related
                                 Prospectus Supplement will contain certain information
                                 that pertains to the obligor under any such Cash Flow
                                 Agreement. The Prospectus Supplement for any series of
                                 Certificates evidencing an interest in a Trust Fund that
                                 includes CMBS will describe in the same fashion any Cash
                                 Flow Agreements that are included as part of the trust
                                 fund evidenced by or providing security for such CMBS to
                                 the extent information is available and deemed material.
                                 See "Description of the Trust Funds--Cash Flow
                                 Agreements".

  E. Pre-Funding.............  If so provided in the related Prospectus Supplement, a Trust
                               Fund may include amounts on deposit in a separate account
                                 (the "Pre-Funding Account") which amounts will not exceed
                                 25% of the pool balance of the Trust Fund as of the
                                 Cut-off Date. Amounts on deposit in the Pre-Funding
                                 Account may be used by the Trust Fund to acquire
                                 additional Mortgage Assets, which additional Mortgage
                                 Assets will be selected using criteria that is
                                 substantially similar to
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                                 the criteria used to select the Mortgage Assets included
                                 in the Trust Fund on the Closing Date. The Trust Fund may
                                 acquire such additional Mortgage Assets for a period of
                                 time of not more than 120 days after the Closing Date (the
                                 "Pre-Funding Period") as specified in the related
                                 Prospectus Supplement. Amounts on deposit in the
                                 Pre-Funding Account after the end of the Pre-Funding
                                 Period, will be distributed to Certificateholders or such
                                 other person as set forth in the related Prospectus
                                 Supplement. If so provided in the related Prospectus
                                 Supplement, the Trust Fund may include amounts on deposit
                                 in a separate account (the "Capitalized Interest
                                 Account"). Amounts on deposit in the Capitalized Interest
                                 Account may be used to supplement investment earnings, if
                                 any, of amounts on deposit in the Pre-Funding Account,
                                 supplement interest collections of the Trust Fund, or such other purpose as specified in the related Prospectus
                                 Supplement. As set forth in a related Prospectus
                                 Supplement, amounts on deposit in the Capitalized Interest
                                 Account and Pre-Funding Account will be held in cash or
                                 invested in short-term investment grade obligations. Any
                                 amounts on deposit in the Capitalized Interest Account
                                 will be released after the end of the Pre-Funding Period
                                 as specified in the related Prospectus Supplement. See
                                 "Risk Factors--Effects of Pre-Funding and Acquisition of
                                 Additional Mortgage Assets."

Description of                 Each series of Certificates will be issued pursuant to a
Certificates.................  pooling and servicing agreement or other agreement specified in the related Prospectus Supplement (in either case, a
                                 "Pooling Agreement") and will represent in the aggregate
                                 the entire beneficial ownership interest in the related
                                 Trust Fund.

                               Each series of Certificates may consist of one or more
                                 classes of Certificates, and such class or classes
                                 (including classes of Offered Certificates) may (i) be
                                 senior (collectively, "Senior Certificates") or
                                 subordinate (collectively, "Subordinate Certificates") to
                                 one or more other classes of Certificates in entitlement
                                 to certain distributions on the Certificates; (ii) be
                                 entitled to distributions of principal, with
                                 disproportionately small, nominal or no distributions of
                                 interest (collectively, "Stripped Principal
                                 Certificates"); (iii) be entitled to distributions of
                                 interest, with disproportionately small, nominal or no
                                 distributions of principal (collectively, "Stripped
                                 Interest Certificates"); (iv) provide for distributions of principal and/or interest that commence only after the
                                 occurrence of certain events, such as the retirement of
                                 one or more other classes of Certificates of such series;
                                 (v) provide for distributions of principal to be made,
                                 from time to time, or for designated periods, at a rate
                                 that is faster (and, in some cases, substantially faster)
                                 or slower (and, in some cases, substantially slower) than
                                 the rate at which payments or other collections of
                                 principal are received on the Mortgage Assets in the
                                 related Trust Fund; (vi) provide for distributions of
                                 principal to be made, subject to available funds, based on a specified principal payment schedule or other
                                 methodology; and/or (vii) provide for distributions based
                                 on a
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                                 combination of two or more components thereof with one or
                                 more of the characteristics described in this paragraph,
                                 including a Stripped Principal Certificate component and a
                                 Stripped Interest Certificate component, to the extent of
                                 available funds, in each case as described in the related
                                 Prospectus Supplement. Any such classes may include
                                 classes of Offered Certificates. With respect to
                                 Certificates with two or more components, references
                                 herein to Certificate Balance, notional amount and
                                 Pass-Through Rate refer to the principal balance, if any,
                                 notional amount, if any, and the Pass-Through Rate, if
                                 any, for any such component.

                               Each class of Certificates, other than certain classes of
                                 Stripped Interest Certificates and certain REMIC Residual
                                 Certificates (as defined below), will have a stated
                                 principal amount (a "Certificate Balance"), and each class of Certificates, other than certain classes of Stripped
                                 Principal Certificates and certain REMIC Residual
                                 Certificates, will accrue interest on its Certificate
                                 Balance or, in the case of certain classes of Stripped
                                 Interest Certificates, on a notional amount ("Notional
                                 Amount"), based on a fixed, variable or adjustable
                                 interest rate (a "Pass-Through Rate"). The related
                                 Prospectus Supplement will specify the Certificate
                                 Balance, Notional Amount and Pass-Through Rate for each
                                 class of Offered Certificates, as applicable, or, in the
                                 case of a variable or adjustable Pass-Through Rate, the
                                 method for determining the Pass-Through Rate.

                               The Certificates will not be guaranteed or insured by the
                                 Depositor or any of its affiliates, by any governmental
                                 agency or instrumentality or by any other person, unless
                                 otherwise provided in the related Prospectus Supplement.
                                 See "Risk Factors--Limited Assets" and "Description of the
                                 Certificates".

Distributions of Interest on
the Certificates.............  Interest on each class of Offered Certificates Certificates
                               (other than certain classes of Stripped Principal
                                 Certificates and Stripped Interest Certificates and
                                 certain REMIC Residual Certificates) of each series will
                                 accrue at the applicable Pass-Through Rate on the
                                 Certificate Balance or, in the case of certain classes of
                                 Stripped Interest Certificates, the Notional Amount
                                 thereof outstanding from time to time and will be
                                 distributed to Certificateholders as provided in the
                                 related Prospectus Supplement (each of the specified dates on which distributions are to be made, a "Distribution
                                 Date"). Distributions of interest with respect to one or
                                 more classes of Certificates (collectively, "Accrual
                                 Certificates") may not commence until the occurrence of
                                 certain events, such as the retirement of one or more
                                 other classes of Certificates, and interest accrued with
                                 respect to a class of Accrual Certificates prior to the
                                 occurrence of such an event will either be added to the
                                 Certificate Balance thereof or otherwise deferred.
                                 Distributions of interest with respect to one or more
                                 classes of Certificates may be reduced to the extent of
                                 certain delinquencies, losses and other contingencies
                                 described herein and in the related Prospectus
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                                 Supplement. See "Risk Factors--Prepayments; Average Life
                                 of Certificates; Yields", "Yield and Maturity
                                 Considerations", and "Description of the
                                 Certificates--Distributions of Interest on the
                                 Certificates".

Distributions of Certificate
Principal....................  Each class of the Certificates of each series (other than certain classes of Stripped Interest Certificates and/or
                                 REMIC Residual Certificates) will have a Certificate
                                 Balance which, as of any date, will represent the maximum
                                 amount that the holders thereof are then entitled to
                                 receive in respect of principal from future cash flow on
                                 the Mortgage Assets in the related Trust Fund. Unless
                                 otherwise specified in the related Prospectus Supplement,
                                 the initial aggregate Certificate Balance of all classes
                                 of a series of Certificates will not exceed the
                                 outstanding principal balance of the related Mortgage
                                 Assets as of a specified date (the "Cut-off Date"), after
                                 application of scheduled payments due on or before such
                                 date, whether or not received. As and to the extent
                                 described in the related Prospectus Supplement,
                                 distributions of principal with respect to each series of
                                 Certificates will be made on each Distribution Date to the holders of the class or classes of Certificates of such
                                 series entitled thereto until the Certificate Balances of
                                 such Certificates have been reduced to zero. Distributions of principal with respect to one or more classes of
                                 Certificates (i) may be made at a rate that is faster
                                 (and, in some cases, substantially faster) than the rate
                                 at which payments or other collections of principal are
                                 received on the Mortgage Assets in the related Trust Fund;
                                 (ii) may not commence until the occurrence of certain
                                 events, such as the retirement of one or more other
                                 classes of Certificates of the same series, or may be made at a rate that is slower (and, in some cases,
                                 substantially slower) than the rate at which payments or
                                 other collections of principal are received on the
                                 Mortgage Assets in the related Trust Fund; (iii) may be
                                 made, subject to available funds, based on a specified
                                 principal payment schedule for any such class, a
                                 "Controlled Amortization Class"); and (iv) may be
                                 contingent on the specified principal payment schedule for a Controlled Amortization Class of the same series and the rate at which payments and other collections of principal
                                 on the Mortgage Assets in the related Trust Fund are
                                 received (any such class, a "Companion Class"). Unless
                                 otherwise specified in the related Prospectus Supplement,
                                 distributions of principal of any class of Certificates
                                 will be made on a pro rata basis among all of the
                                 Certificates of such class. See "Description of the
                                 Certificates-- Distributions of Certificate Principal".

Advances.....................  If and to the extent provided in the related Prospectus
                               Supplement, the Master Servicer and/or another specified
                                 person will be obligated to make, or have the option of
                                 making, certain advances with respect to delinquent
                                 scheduled payments of principal and/or interest on the
                                 Mortgage Loans in the related Trust Fund. Any such
                                 advances made with respect to a particular Mortgage Loan
                                 will be reimbursable from subsequent recoveries in respect of such
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                                 Mortgage Loan and otherwise to the extent described herein and in the related Prospectus Supplement. If and to the
                                 extent provided in the Prospectus Supplement for a series
                                 of Certificates, the Master Servicer or other specified
                                 person will be entitled to receive interest on its
                                 advances for the period that they are outstanding, payable from amounts in the related Trust Fund. See "Description
                                 of the Certificates--Advances in Respect of
                                 Delinquencies". If a Trust Fund includes CMBS, any
                                 comparable advancing obligation of a party to the related
                                 Pooling Agreement, or of a party to the related CMBS
                                 Agreement, will be described in the related Prospectus
                                 Supplement.

Termination..................  If so specified in the related Prospectus Supplement, a series of Certificates will be subject to optional early
                                 termination by means of the repurchase of the Mortgage
                                 Assets in the related Trust Fund by the party or parties
                                 specified therein, under the circumstances and in the
                                 manner set forth therein. If so provided in the related
                                 Prospectus Supplement, upon the reduction of the
                                 Certificate Balance of a specified class or classes of
                                 Certificates by a specified percentage or amount, a party
                                 specified therein may be authorized or required to solicit bids for the purchase of all of the Mortgage Assets of the
                                 Trust Fund, or of a sufficient portion of such Mortgage
                                 Assets to retire such class or classes, under the
                                 circumstances and in the manner set forth therein.
                                 Further, if so provided in the related Prospectus
                                 Supplement, certain classes of Certificates may be
                                 purchased by a party or parties specified therein under
                                 similar or other conditions as described therein. See
                                 "Description of the Certificates--Termination".

Registration of Book-Entry
Certificates.................  If so provided in the related Prospectus Supplement, one or more classes of the Offered Certificates of any series will be offered in book-entry format (collectively, "Book-Entry
                                 Certificates") through the facilities of DTC. Each class
                                 of Book-Entry Certificates will be initially represented
                                 by one or more Certificates registered in the name of a
                                 nominee of DTC. No person acquiring an interest in a class of Book-Entry Certificates (a "Certificate Owner") will be entitled to receive a Certificate of such class in fully
                                 registered, definitive form (a "Definitive Certificate"),
                                 except under the limited circumstances described herein.
                                 See "Risk Factors--Book-Entry Registration" and
                                 "Description of the Certificates--Book-Entry Registration
                                 and Definitive Certificates".

Risk Factors.................  Risk Factors There are material risks associated with an investment in Certificates. See "Risk Factors" herein.
                                 Additional risks pertaining to a particular series of
                                 Certificates may be disclosed in the applicable Prospectus
                                 Supplement.

Tax Status of the              The Certificates of each series will constitute either (i)
Certificates.................  "regular interests" ("REMIC Regular Certificates") and
                                 "residual interests" ("REMIC Residual Certificates") in a
                                 Trust Fund, or a designated portion thereof, treated as a
                                 REMIC under Sections 860A through 860G of the Internal
                                 Revenue Code of 1986 (the "Code"), or (ii)
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                                 interests ("Grantor Trust Certificates") in a Trust Fund
                                 treated as a grantor trust under applicable provisions of
                                 the Code. If so indicated in the related Prospectus
                                 Supplement, an election alternatively may be made to treat the Trust Fund as a financial asset securitization
                                 investment trust ("FASIT").

  A. REMIC...................  REMIC Regular Certificates generally will be treated as debt obligations of the applicable REMIC for federal income tax purposes. In general, to the extent the assets and income
                                 of the REMIC are treated as qualifying assets and income
                                 under the following sections of the Code, REMIC Regular
                                 Certificates owned by a real estate investment trust will
                                 be treated as "real estate assets" for purposes of Section
                                 856(c)(4)(A) of the Code and interest income therefrom
                                 will be treated as "interest on obligations secured by
                                 mortgages on real property" for purposes of Section
                                 856(c)(3)(B) of the Code. In addition, REMIC Regular
                                 Certificates will be "qualified mortgages" within the
                                 meaning of Section 860G(a)(3) of the Code. Moreover, if
                                 95% or more of the assets and the income of the REMIC
                                 qualify for any of the foregoing treatments, the REMIC
                                 Regular Certificates will qualify for the foregoing
                                 treatments in their entirety. However, REMIC Regular
                                 Certificates owned by a thrift institution will constitute assets described in Section 7701(a)(19)(C) of the Code
                                 only if so specified in the related Prospectus Supplement.
                                 If so specified in the related Prospectus Supplement,
                                 certain of the REMIC Regular Certificates may be issued
                                 with original issue discount. See "Material Federal Income
                                 Tax Consequences--REMICs--Taxation of Owners of REMIC
                                 Regular Certificates".

                               REMIC Residual Certificates generally will be treated as
                                 representing an interest in qualifying assets and income
                                 to the same extent described above for institutions
                                 subject to Sections 856(c)(4)(A) and 856(c)(3)(B) of the
                                 Code, but not for purposes of Section 7701(a)(19)(C) of
                                 the Code unless otherwise stated in the related Prospectus
                                 Supplement. A portion (or, in certain cases, all) of the
                                 income from REMIC Residual Certificates (i) may not be
                                 offset by any losses from other activities of the holder
                                 of such REMIC Residual Certificates, (ii) may be treated
                                 as unrelated business taxable income for holders of REMIC
                                 Residual Certificates that are subject to tax on unrelated business taxable income (as defined in Section 511 of the
                                 Code), and (iii) may be subject to foreign withholding
                                 rules. See "Material Income Tax Consequences--
                                 REMICs--Taxation of Owners of REMIC Residual
                                 Certificates".

  B. Grantor Trust...........  If so provided in the related Prospectus Supplement, Grantor
                               Trust Certificates may be either Certificates that have a
                                 Certificate Balance and a Pass-Through Rate or that are
                                 Stripped Principal Certificates (collectively, "Grantor
                                 Trust Fractional Interest Certificates"), or may be
                                 Stripped Interest Certificates. Holders of Grantor Trust
                                 Fractional Interest Certificates generally will be treated as owning an interest in qualifying assets and income
                                 under Sections 856(c)(5)(A), 856(c)(3)(B) and 860G(a)(3)
                                 of the Code,
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                                       17
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                                 but will not be so treated for purposes of Section
                                 7701(a)(19)(C) of the Code unless otherwise stated in the
                                 related Prospectus Supplement.

                               It is unclear whether Stripped Interest Certificates will be treated as representing an ownership interest in
                                 qualifying assets and income under Sections 856(c)(5)(A)
                                 and 856(c)(3)(B) of the Code, although the policy
                                 considerations underlying those Sections suggest that such treatment should be available. However, such Certificates
                                 will not be treated as representing an ownership interest
                                 in assets described in Section 7701(a)(19)(C) of the Code
                                 unless otherwise stated in the related Prospectus
                                 Supplement. The taxation of holders of Stripped Interest
                                 Certificates is uncertain in various respects, including
                                 in particular the method such holders should use to
                                 recover their purchase price and to report their income
                                 with respect to such Stripped Interest Certificates. See
                                 "Material Federal Income Tax Consequences--Grantor Trust
                                 Funds".

                               Investors are advised to consult their tax advisors with
                                 respect to the taxation of holders of Stripped Interest
                                 Certificates and to review "Material Federal Income Tax
                                 Consequences" herein and in the related Prospectus
                                 Supplement.

ERISA Considerations.........  Fiduciaries of employee benefit plans and certain other retirement plans and arrangements, including individual
                                 retirement accounts, annuities, Keogh plans, collective
                                 investment funds, separate and general accounts in which
                                 such plans, accounts, annuities or arrangements are
                                 invested, that are subject to the Employee Retirement
                                 Income Security Act of 1974, as amended ("ERISA"), or
                                 Section 4975 of the Code, should carefully review with
                                 their legal advisors whether the purchase or holding of
                                 Offered Certificates could give rise to a transaction that is prohibited or is not otherwise permissible either under
                                 ERISA or Section 4975 of the Code. See "ERISA
                                 Considerations" herein and in the related Prospectus
                                 Supplement.

Legal Investment.............  The Offered Certificates of any series will constitute
                               "mortgage related securities" for purposes of the Secondary
                                 Mortgage Market Enhancement Act of 1984 only if so
                                 specified in the related Prospectus Supplement. Investors
                                 whose investment authority is subject to legal
                                 restrictions should consult their own legal advisors to
                                 determine whether and to what extent the Offered
                                 Certificates constitute legal investments for them. See
                                 "Legal Investment" herein and in the related Prospectus
                                 Supplement.

Rating.......................  At their respective dates of issuance, each class of Offered
                                 Certificates will be rated not lower than investment grade by one or more nationally recognized statistical rating
                                 agencies requested by the Depositor to rate the Offered
                                 Certificates (each, a "Rating Agency"). See "Rating"
                                 herein and in the related Prospectus Supplement.
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                                       18
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                                  RISK FACTORS

    In considering an investment in the Offered Certificates of any series, investors should consider, among other things, the following factors and any other factors set forth under the heading "Risk Factors" in the related
Prospectus Supplement. Additional risk factors are set forth elsewhere in the Prospectus under separate headings, and will be set forth in the related
Prospectus Supplement under separate headings, in connection with discussions regarding particular aspects of Trust Fund Assets or the Certificates. In general, to the extent that the factors discussed below pertain to or are influenced by the characteristics or behavior of Mortgage Loans included in a particular Trust Fund, they would similarly pertain to and be influenced by the characteristics or behavior of the mortgage loans underlying any CMBS included in such Trust Fund.

LIMITED LIQUIDITY FOR OFFERED CERTIFICATES

    There can be no assurance that a secondary market for the Offered
Certificates of any series will develop or, if it does develop, that it will provide holders with liquidity of investment or will continue for as long as such Certificates remain outstanding. Furthermore, because, among other things, the timing of receipt of payments with respect to a pool of multifamily or commercial mortgage loans may be substantially more difficult to predict than that of a pool of single family mortgage loans, any such secondary market that does develop may provide less liquidity to investors than any comparable market for securities that evidence interests in single-family mortgage loans.

    The primary source of continuing information regarding the Offered
Certificates of any series, including information regarding the status of the related Mortgage Assets and any Credit Support for such Certificates, will be the periodic reports to Certificateholders delivered pursuant to the related
Pooling Agreement as described herein under the heading "Description of the Certificates--Reports to Certificateholders". There can be no assurance that any additional continuing information regarding the Offered Certificates of any series will be available through any other source, and the limited nature of such information may adversely affect the liquidity thereof, even if a secondary market for such Certificates does develop.

    Except to the extent described herein and in the related Prospectus
Supplement, Certificateholders will have no redemption rights, and the Offered
Certificates of each series are subject to early retirement only under certain specified circumstances described herein and in the related Prospectus
Supplement. See "Description of the Certificates--Termination".

LIMITED ASSETS TO SUPPORT PAYMENT ON CERTIFICATES

    Unless otherwise specified in the related Prospectus Supplement, neither the Offered Certificates of any series nor the Mortgage Assets in the related Trust
Fund will be guaranteed or insured by the Depositor or any of its affiliates, by any governmental agency or instrumentality or by any other person; and no Offered Certificate of any series will represent a claim against or security interest in the Trust Funds for any other series. Accordingly, if the related
Trust Fund has insufficient assets to make payments on such Certificates, no other assets will be available for payment of the deficiency. See "Description of the Trust Funds". Additionally, certain amounts on deposit from time to time remaining in certain funds or accounts constituting part of a Trust Fund, including the Certificate Account and any accounts maintained as Credit Support, may be withdrawn under certain conditions that will be described in the related
Prospectus Supplement, for purposes other than the payment of principal of or interest on the related series of Certificates. If so provided in the Prospectus
Supplement for a series of Certificates consisting of one or more classes of Subordinate Certificates, on any Distribution Date in respect of which losses or shortfalls in collections on the Mortgage Assets have been incurred, the amount of such losses or shortfalls will be borne first by one or more classes of the Subordinate Certificates and, thereafter, by the remaining classes of Certificates in the priority and manner and subject to the limitations specified in such Prospectus Supplement.

                                       19

PREPAYMENTS ON MORTGAGE LOANS; EFFECTS ON AVERAGE LIFE OF CERTIFICATES; EFFECTS
  ON YIELDS ON CERTIFICATES

    For a number of reasons, including the difficulty of predicting the rate of prepayments on the Mortgage Loans in a particular Trust Fund, the amount and timing of distributions of principal and/or interest on the Offered Certificates of the related series may be highly unpredictable. Prepayments on the Mortgage Loans in any Trust Fund will result in a faster rate of principal payments on one or more classes of the related Certificates than if payments on such Mortgage Loans were made as scheduled. Thus, the prepayment experience on the Mortgage Loans may affect the average life of each class of such Certificates, including a class of Offered Certificates. The rate of principal payments on pools of mortgage loans varies among pools and from time to time is influenced by a variety of economic, demographic, geographic, social, tax, legal and other factors. For example, if prevailing interest rates fall significantly below the Mortgage Rates borne by the Mortgage Loans included in a Trust Fund, principal prepayments are likely to be higher than if prevailing rates remain at or above the rates borne by those Mortgage Loans. Conversely, if prevailing interest rates rise significantly above the Mortgage Rates borne by the Mortgage Loans included in a Trust Fund, principal prepayments thereon are likely to be lower than if prevailing interest rates remain at or below the rates borne by those Mortgage Loans. There can be no assurance as to the rate of prepayments on the Mortgage Loans in any Trust Fund or that such rate will conform to any model described herein or in any Prospectus Supplement. As a result, depending on the anticipated rate of prepayment for the Mortgage Loans in any Trust Fund, the retirement of any class of Certificates of the related series could occur significantly earlier or later than expected.

    The extent to which prepayments on the Mortgage Loans in any Trust Fund ultimately affect the average life of any class of Certificates of the related series will depend on the terms of such Certificates. A class of Certificates, including a class of Offered Certificates, may provide that on any Distribution Date the holders of such Certificates are entitled to (i) a pro rata share of the prepayments (including prepayments occasioned by defaults) on the Mortgage Loans in the related Trust Fund that are distributable on such date, (ii) a disproportionately large share (which, in some cases, may be all) of such prepayments, or (iii) a disproportionately small share (which, in some cases, may be none) of such prepayments. A class of Certificates that entitles the holders thereof to a disproportionately large share of prepayments enhances the risk of early retirement of such class ("call risk") if the rate of prepayment is faster than anticipated. A class of Certificates that entitles the holders thereof to a disproportionately small share of prepayments enhances the risk of an extended average life of such class ("extension risk") if the rate of prepayment is slower than anticipated. As and to the extent described in the related Prospectus Supplement, the respective entitlements of the various classes of Certificateholders of any series to receive payments (and, in particular, prepayments) of principal of the Mortgage Loans in the related Trust Fund may vary based on the occurrence of certain events (e.g., the retirement of one or more classes of Certificates of such series) or subject to certain contingencies (e.g., prepayment and default rates with respect to such Mortgage Loans).

    A series of Certificates may include one or more Controlled Amortization Classes that will be entitled to receive principal distributions according to a specified principal payment schedule. Although prepayment risk cannot be eliminated entirely for any class of Certificates, it can be reduced substantially in the case of a Controlled Amortization Class so long as the actual rate of prepayments on the Mortgage Loans in the related Trust Fund remains relatively constant at the rate, or within the range of rates, of prepayment used to establish the specific principal payment schedule for such Certificates. However, the reduction of prepayment risk afforded to a Controlled Amortization Class comes at the expense of one or more Companion Classes of the same series, any of which Companion Classes may also be a class of Offered Certificates. In general, and as more specifically described in the related Prospectus Supplement, a Companion Class will entitle the holders thereof to a disproportionately large share of prepayments on the Mortgage Loans in the related Trust Fund when the rate of prepayment is relatively fast and to a disproportionately small share of those prepayments when the rate of prepayment is relatively slow. A

Companion Class thus absorbs some (but not all) of the "call risk" and/or "extension risk" that would otherwise affect the related Controlled Amortization Class if all payments of principal of the Mortgage Loans were allocated on a pro rata basis.

    A series of Certificates may also include one or more classes of Offered Certificates offered at a premium or discount. Yields on such classes of Certificates will be sensitive, and in some cases extremely sensitive, to prepayments on the Mortgage Loans in the related Trust Fund. Where the amount of interest payable with respect to a class is disproportionately large, as compared to the amount of principal, as with certain classes of Stripped Interest Certificates, a holder might fail to recoup its original investment under some prepayment scenarios. An investor should consider, in the case of any Offered Certificate purchased at a discount, the risk that a slower than anticipated rate of principal payments on the Mortgage Loans could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of any Offered Certificate purchased at a premium, the risk that a faster than anticipated rate of principal payments could result in an actual yield to such investor that is lower than the anticipated yield. See "Yield and Maturity Considerations" herein and, if applicable, in the related Prospectus Supplement.

OPTIONAL EARLY TERMINATION

    If so specified in the related Prospectus Supplement, a series of Certificates may be subject to optional early termination by means of the repurchase of the Mortgage Assets in the related Trust Fund by the party or parties specified therein, under the circumstances and in the manner set forth therein. If so provided in the related Prospectus Supplement, upon the reduction of the Certificate Balance of a specified class or classes of Certificates by a specified percentage or amount, a party specified therein may be authorized or required to solicit bids for the purchase of all of the Mortgage Assets of the Trust Fund, or of a sufficient portion of such Mortgage Assets to retire such class or classes, under the circumstances and in the manner set forth therein. In the event of a partial or complete termination of a Trust Fund, there can be no assurance that the proceeds from a sale of the Mortgage Assets will be sufficient to distribute the outstanding Certificate Balance plus accrued interest and any undistributed shortfalls in interest accrued on the Certificates subject to the termination. Accordingly the holders of such Certificates may incur a loss. See "Description of the Certificates--Termination." In the event that partial or complete early termination of a series of Certificates is authorized and does occur in this manner, the holders of the series of Certificates or one or more classes of a series of Certificates that are terminated early may experience repayment of their investment outside their control at an unpredictable and inopportune time. Moreover, such early termination could have an adverse impact on the overall yield received by such holder, depending, among other factors, upon the amount of the series of Certificates or class or classes of such series that is outstanding at the time of early termination.

LIMITED NATURE OF RATINGS ON CERTIFICATES

    Any rating assigned by a Rating Agency to a class of Offered Certificates will reflect only its assessment of the likelihood that holders of Certificates of such class will receive payments to which such Certificateholders are entitled under the related Pooling Agreement. Such rating will not constitute an assessment of the likelihood that principal prepayments (including those caused by defaults) on the related Mortgage Loans will be made, the degree to which the rate of such prepayments might differ from that originally anticipated or the likelihood of early optional termination of the related Trust Fund. Such rating will not address the possibility that prepayments on the related Mortgage Loans at a higher or lower rate than anticipated by an investor may cause such investor to experience a lower than anticipated yield or that an investor that purchases an Offered Certificate at a significant premium might fail to recoup its initial investment under certain prepayment scenarios.

    The amount, type and nature of Credit Support, if any, provided with respect to a series of Certificates will be determined on the basis of criteria established by each Rating Agency rating classes of the Certificates of such series. Those criteria are sometimes based upon an actuarial analysis of the behavior of mortgage loans in a larger group. However, there can be no assurance that the historical data supporting any such actuarial analysis will accurately reflect future experience, or that the data derived from a large pool of mortgage loans will accurately predict the delinquency, foreclosure or loss experience of any particular pool of Mortgage Loans. In other cases, such criteria may be based upon determinations of the values of the Mortgaged Properties that provide security for the Mortgage Loans. However, no assurance can be given that those values will not decline in the future. See "Description of Credit Support" and "Rating".

EFFECTS OF PRE-FUNDING AND ACQUISITION OF ADDITIONAL MORTGAGE ASSETS

    Any amounts on deposit in a Pre-Funding Account as described in the Prospectus Supplement for a series of Certificates that is not used to acquire additional Mortgage Assets by the end of the Pre-Funding Period, may be distributed to holders of Certificates as a prepayment of principal as set forth in the related Prospectus Supplement. Such a prepayment of principal to the holders of Certificates may materially and adversely affect the yield on the Certificates. See "Yield and Maturity Considerations" herein and, if applicable, in the related Prospectus Supplement.

    Any additional Mortgage Assets acquired by a Trust Fund during the Pre-Funding Period, as described in the related Prospectus Supplement, may possess substantially different characteristics than the Mortgage Assets in the Trust Fund on the Closing Date. Therefore the aggregate characteristics of a Trust Fund following the Pre-Funding Period may be substantially different than the characteristics of a Trust Fund on the Closing Date.

RISKS TO LENDERS ASSOCIATED WITH CERTAIN INCOME
  PRODUCING LOANS AND MORTGAGED PROPERTIES

    Mortgage loans made on the security of multifamily or commercial property may entail risks of delinquency and foreclosure, and risks of loss in the event thereof, that are greater than similar risks associated with loans made on the security of single-family property. See "Description of the Trust Funds-- Mortgage Loans-Leases". The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower; thus, the value of an income producing property is directly related to the net operating income derived from such property. If the net operating income of the property is reduced (for example, if rental or occupancy rates decline or real estate tax rates or other operating expenses increase), the borrower's ability to repay the loan may be impaired. A number of the Mortgage Loans may be secured by liens on owner-occupied Mortgaged Properties or on Mortgaged Properties leased to a single tenant. Accordingly, a decline in the financial condition of the borrower or single tenant, as applicable, may have a disproportionately greater effect on the net operating income from such Mortgaged Properties than would be the case with respect to Mortgaged Properties with multiple tenants. Furthermore, the value of any Mortgaged Property may be adversely affected by risks generally incident to interests in real property, including changes in general or local economic conditions and/or specific industry segments; declines in real estate values; declines in rental or occupancy rates; increases in interest rates, real estate tax rates and other operating expenses; changes in governmental rules, regulations and fiscal policies, including environmental legislation, acts of God; and other factors beyond the control of a Master Servicer.

    It is anticipated that some or all of the Mortgage Loans included in any Trust Fund will be nonrecourse loans or loans for which recourse may be restricted or unenforceable. As to those Mortgage Loans, recourse in the event of borrower default will be limited to the specific real property and other assets, if any, that were pledged to secure the Mortgage Loan. However, even with respect to those Mortgage Loans that provide for recourse against the borrower and its assets generally, there can be no assurance that enforcement of such recourse provisions will be practicable, or that the assets of the borrower will be sufficient to permit a recovery in respect of a defaulted Mortgage Loan in excess of the liquidation value of the related Mortgaged Property.

    Further, the concentration of default, foreclosure and loss risks in individual Mortgage Loans in a particular Trust Fund will generally be greater than for pools of single-family loans because Mortgage Loans in a Trust Fund will generally consist of a smaller number of higher balance loans than would a pool of single-family loans of comparable aggregate unpaid principal balance.

    RISKS ASSOCIATED WITH MORTGAGE LOANS SECURED BY MULTIFAMILY PROPERTIES. If so specified in the related Prospectus Supplement, Mortgage Loans secured by multi-family properties will constitute a material concentration of the Mortgage Loans in a Trust Fund. Adverse economic conditions, either local, regional or national, may limit the amount of rent that can be charged for rental units, and may result in a reduction in timely rent payments or a reduction in occupancy levels. Occupancy and rent levels may also be affected by construction of additional housing units, local military base closings, developments at local colleges and universities and national, regional and local politics, including, in the case of multifamily rental properties, current or future rent stabilization and rent control laws and agreements. In addition, the level of mortgage interest rates may encourage tenants in multifamily rental properties to purchase housing. Furthermore, tax credit and city, state and federal housing subsidy or similar programs may impose rent limitations and may adversely affect the ability of the applicable borrowers to increase rents to maintain such Mortgaged Properties in proper condition during periods of rapid inflation or declining market value of such Mortgaged Properties. In addition, such programs may impose income restrictions on tenants, which may reduce the number of eligible tenants in such Mortgaged Properties and result in a reduction in occupancy rates applicable thereto. Furthermore, some eligible tenants may not find any differences in rents between such subsidized or supported properties and other multifamily rental properties in the same area to be a sufficient economic incentive to reside at a subsidized or supported property, which may have fewer amenities or otherwise be less attractive as a residence. All of these conditions and events may increase the possibility that a borrower may be unable to meet its obligations under its Mortgage Loan.

    Multifamily projects are part of a market that, in general, is characterized by low barriers to entry. Thus, a particular apartment market with historically low vacancies could experience substantial new construction, and a resultant oversupply of units, in a relatively short period of time. Because multifamily apartment units are typically leased on a short-term basis, the tenants who reside in a particular project within such a market may easily move to alternative projects with more desirable amenities or locations.

    RISKS ASSOCIATED WITH MORTGAGE LOANS SECURED BY RETAIL PROPERTIES. Mortgage Loans secured by retail properties may constitute a material concentration of the Mortgage Loans in a Trust Fund. Significant factors determining the value of retail properties are the quality of the tenants as well as fundamental aspects of real estate such as location and market demographics. The correlation between the success of tenant businesses and property value is more direct with respect to retail properties than other types of commercial property because a significant component of the total rent paid by retail tenants is often tied to a percentage of gross sales. Significant tenants at a retail property play an important part in generating customer traffic and making a retail property a desirable location for other tenants at such property. Accordingly, retail properties may be adversely affected if a significant tenant ceases operations at such locations (which may occur on account of a voluntary decision not to renew a lease, bankruptcy or insolvency of such tenant, such tenant's general cessation of business activities or for other reasons). In addition, certain tenants at retail properties may be entitled to terminate their leases or pay reduced rent if an anchor tenant ceases operations at such property. In such cases, there can be no assurance that any such anchor tenants will continue to occupy space in the related shopping centers.

    Shopping centers, in general, are affected by the health of the retail industry, which is currently undergoing a consolidation and is experiencing changes due to the growing market share of "off-price" retailing, and a particular shopping center may be adversely affected by the bankruptcy or decline in drawing power of an anchor tenant, the risk that an anchor tenant may vacate notwithstanding such tenant's continuing obligation to pay rent, a shift in consumer demand due to demographic changes (for example, population decreases or changes in average age or income) and/or changes in consumer preference (for example, to discount retailers).

    Unlike other income producing properties, retail properties also face competition from sources outside a given real estate market. Catalogue retailers, home shopping networks, the Internet, telemarketing and outlet centers all compete with more traditional retail properties for consumer dollars. Continued growth of these alternative retail outlets (which are often characterized by lower operating costs) could adversely affect the rents collectible at the retail properties which secure Mortgage Loans in a Trust Fund.

    RISKS ASSOCIATED WITH MORTGAGE LOANS SECURED BY OFFICE BUILDINGS. Mortgage Loans secured by office buildings may constitute a material concentration of the Mortgage Loans in a Trust Fund. Significant factors determining the value of office buildings are the quality of the tenants in the building, the physical attributes of the building in relation to competing buildings and the strength and stability of the market area as a desirable business location. Office buildings may be adversely affected by an economic decline in the business operated by the tenants. The risk of such an adverse effect is increased if revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

    Office buildings are also subject to competition with other office properties in the same market. Competition is affected by a property's age, condition, design (e.g., floor sizes and layout), access to transportation and ability or inability to offer certain amenities to its tenants, including sophisticated building systems (such as fiberoptic cables, satellite communications or other base building technological features).

    The success of an office building also depends on the local economy. A company's decision to locate office headquarters in a given area, for example, may be affected by such factors as labor cost and quality, tax environment and quality of life issues such as schools and cultural amenities. A central business district may have an economy which is markedly different from that of a suburb. The local economy and the financial condition of the owner will impact on an office building's ability to attract stable tenants on a consistent basis. In addition, the cost of refitting office space for a new tenant is often more costly than for other property types.

    RISKS ASSOCIATED WITH MORTGAGE LOANS SECURED BY HOSPITALITY
PROPERTIES. Mortgage Loans secured by hospitality properties may constitute a material concentration of the Mortgage Loans in a Trust Fund. Various factors, including location, quality and franchise affiliation (or lack thereof), affect the economic viability of a hospitality property (i.e., a hotel). Adverse economic conditions, either local, regional or national, may limit the amount that a consumer is willing to pay for a room and may result in a reduction in occupancy levels. The construction of competing hospitality properties or motels can have similar effects. Because hotel rooms generally are rented for short periods of time, hospitality properties tend to be more sensitive to adverse economic conditions and competition than do other commercial properties. Furthermore, the financial strength and capabilities of the owner and operator of a hospitality property may have a substantial impact on such property's quality of service and economic performance. Additionally, the hotel and lodging industry is generally seasonal in nature and this seasonality can be expected to cause periodic fluctuations in room and other revenues, occupancy levels, room rates and operating expenses.

    In addition, the successful operation of a hospitality property with a franchise affiliation may depend in part upon the strength of the franchisor, the public perception of the franchise service mark and the continued existence of any franchise license agreement. The transferability of a franchise license agreement may be restricted, and a lender or other person that acquires title to a hospitality property as a result of foreclosure may be unable to succeed to the borrower's rights under the franchise license agreement. Moreover, the transferability of a hospitality property's operating, liquor and other licenses upon a transfer of the hospitality property, whether through purchase or foreclosure, is subject to local law requirements and may not be transferable.

    RISKS ASSOCIATED WITH MORTGAGE LOANS SECURED BY RESIDENTIAL HEALTHCARE FACILITIES. Mortgage Loans secured by residential healthcare facilities (i.e., nursing homes) may constitute a material concentration of the Mortgage Loans in a Trust Fund. Mortgage Loans secured by liens on residential health care facilities pose additional risks not associated with loans secured by liens on other types of income-producing properties. Providers of long-term nursing care, assisted living and other medical services are subject to federal and state laws that relate to the adequacy of medical care, distribution of pharmaceuticals, rate setting, equipment, personnel, operating policies and additions to facilities and services and, to the extent dependent on patients whose fees are reimbursed by private insurers, to the reimbursement policies of such insurers. The failure of any of such borrowers to maintain or renew any required license or regulatory approval could prevent it from continuing operations at a Mortgaged Property (in which case no revenues would be received from such property or portion thereof requiring licensing) or, if applicable, bar it from participation in government reimbursement programs. Furthermore, in the event of foreclosure, there can be no assurance that the Trustee or any other purchaser at a foreclosure sale would be entitled to the rights under such licenses and such party may have to apply in its own right for such a license. There can be no assurance that a new license could be obtained or that the related Mortgaged Property would be adaptable to other uses. To the extent any residential healthcare facility receives a significant portion of its revenues from government reimbursement programs, primarily Medicaid and Medicare, such revenues may be subject to statutory and regulatory changes, retroactive rate adjustments, administrative rulings, policy interpretations, delays by fiscal intermediaries and government funding restrictions. Moreover, governmental payors have employed cost-containment measures that limit payments to health care providers, and there are currently under consideration various proposals in the United States Congress that could materially change or curtail those payments. Accordingly, there can be no assurance that payments under government reimbursement programs will, in the future, be sufficient to fully reimburse the cost of caring for program beneficiaries. If not, net operating income of the Mortgaged Properties that receive substantial revenues from those sources, and consequently the ability of the related borrowers to meet their Mortgage Loan obligations, could be adversely affected. Under applicable federal and state laws and regulations, including those that govern Medicare and Medicaid programs, only the provider who actually furnished the related medical goods and services may sue for or enforce its rights to reimbursement. Accordingly, in the event of foreclosure, none of the Trustee, the Master Servicer, the Special Servicer or a subsequent lessee or operator of the property would generally be entitled to obtain from federal or state governments any outstanding reimbursement payments relating to services furnished at the respective properties prior to such foreclosure.

    RISKS ASSOCIATED WITH MORTGAGE LOANS SECURED BY WAREHOUSE AND SELF STORAGE FACILITIES. Mortgage Loans secured by warehouse and storage facilities may constitute a material concentration of the Mortgage Loans in a Trust Fund. Storage facilities are part of a market that contains low barriers to entry. Increased competition among self storage facilities may reduce income available to repay Mortgage Loans secured by self storage facility. Furthermore, the privacy considerations applicable to self storage facilities may increase environmental risks. See "Risk Factors--Environmental Law Considerations" herein.

    RISKS ASSOCIATED WITH MORTGAGE LOANS SECURED BY INDUSTRIAL & MIXED-USE FACILITIES. Mortgage Loans secured by industrial and mixed-use facilities may constitute a material concentration of the Mortgage Loans in a Trust Fund. Significant factors determining the value of industrial properties are the quality of tenants, building design and adaptability and the location of the property. Concerns about the quality of tenants, particularly major tenants, are similar in both office properties and industrial properties, although industrial properties are more frequently dependent on a single tenant. In addition, properties used for many industrial purposes are more prone to environmental concerns than other property types.

    Aspects of building site design and adaptability affect the value of an industrial property. Site characteristics which are valuable to an industrial property include clear heights, column spacing, zoning restrictions, number of bays and bay depths, divisibility, truck turning radius and overall functionality and accessibility. Location is also important because an industrial property requires the availability of labor sources, proximity to supply sources and customers and accessibility to rail lines, major roadways and other distribution channels.

    Industrial properties may be adversely affected by reduced demand for industrial space occasioned by a decline in a particular industry segment (for example, a decline in defense spending), and a particular industrial property that suited the needs of its original tenant may be difficult to relet to another tenant or may become functionally obsolete relative to newer properties.

    RISKS ASSOCIATED WITH MORTGAGE LOANS SECURED BY HEALTH-CARE RELATED PROPERTIES. The Mortgaged Properties may include Senior Housing, Assisted Living Facilities, Skilled Nursing Facilities and Acute Care Facilities (any of the foregoing, "Health Care-Related Facilities"). "Senior Housing" generally consists of facilities with respect to which the residents are ambulatory, handle their own affairs and typically are couples whose children have left the home and at which the accommodations are usually apartment style. "Assisted Living Facilities" are typically single or double room occupancy, dormitory-style housing facilities which provide food service, cleaning and some personal care and with respect to which the tenants are able to medicate themselves but may require assistance with certain daily routines. "Skilled Nursing Facilities" provide services to post trauma and frail residents with limited mobility who require extensive medical treatment. "Acute Care Facilities" generally consist of hospital and other facilities providing short-term, acute medical care services.

    Certain types of Health Care-Related Properties, particularly Acute Care Facilities, Skilled Nursing Facilities and some Assisted Living Facilities, typically receive a substantial portion of their revenues from government reimbursement programs, primarily Medicaid and Medicare. Medicaid and Medicare are subject to statutory and regulatory changes, retroactive rate adjustments, administrative rulings, policy interpretations, delays by fiscal intermediaries and government funding restrictions. Moreover, governmental payors have employed cost-containment measures that limit payments to health care providers, and there exist various proposals for national health care reform that could further limit those payments. Accordingly, there can be no assurance that payments under government reimbursement programs will, in the future, be sufficient to fully reimburse the cost of caring for program beneficiaries. If such payments are insufficient, net operating income of those Health Care-Related Facilities that receive revenues from those sources, and consequently the ability of the related borrowers to meet their obligations under any Mortgage Loans secured thereby, could be adversely affected.

    Moreover, Health Care-Related Facilities are generally subject to federal and state laws that relate to the adequacy of medical care, distribution of pharmaceuticals, rate setting, equipment, personnel, operating policies and additions to facilities and services. In addition, facilities where such care or other medical services are provided are subject to periodic inspection by governmental authorities to determine compliance with various standards necessary to continued licensing under state law and continued participation in the Medicaid and Medicare reimbursement programs. Providers of assisted living services are also subject to state licensing requirements in certain states. The failure of an operator to maintain or renew any required license or regulatory approval could prevent it from continuing operations at a Health Care-Related Facility or, if applicable, bar it from participation in government reimbursement programs. Furthermore, under applicable federal and state laws and regulations, Medicare and Medicaid reimbursements are generally not permitted to be made to any person other than the provider who actually furnished the related medical goods and services. Accordingly, in the event of foreclosure, none of the Trustee, the Master Servicer, the Special Servicer or a subsequent lessee or operator of any Health Care-Related Facility securing a defaulted Mortgage Loan (a "Health Care-Related Mortgaged Property") would generally be entitled to obtain from federal or state governments any outstanding reimbursement payments relating to services furnished at such property prior to such foreclosure. Any of the aforementioned events may adversely affect the ability of the related borrowers to meet their Mortgage Loan obligations.

    Government regulation applying specifically to Acute Care Facilities, Skilled Nursing Facilities and certain types of Assisted Living Facilities includes health planning legislation, enacted by most states, intended, at least in part, to regulate the supply of nursing beds. The most common method of control is the requirement that a state authority first make a determination of need, evidenced by its issuance of a Certificate of Need ("CON"), before a long-term care provider can establish a new facility, add beds to an existing facility or, in some states, take certain other actions (for example, acquire major medical equipment, make major capital expenditures, add services, refinance long-term debt, or transfer ownership of a facility). States also regulate nursing bed supply in other ways. For example, some states have imposed moratoria on the licensing of new beds, or on the certification of new Medicaid beds, or have discouraged the construction of new nursing facilities by limiting Medicaid reimbursements allocable to the cost of new construction and equipment. In general, a CON is site specific and operator specific; it cannot be transferred from one site to another, or to another operator, without the approval of the appropriate state agency. Accordingly, if a Mortgage Loan secured by a lien on such a Health Care-Related Mortgaged Property were foreclosed upon, the purchaser at foreclosure might be required to obtain a new CON or an appropriate exemption. In addition, compliance by a purchaser with applicable regulations may in any case require the engagement of a new operator and the issuance of a new operating license. Upon a foreclosure, a state regulatory agency may be willing to expedite any necessary review and approval process to avoid interruption of care to a facility's residents, but there can be no assurance that any will do so or that any necessary licenses or approvals will be issued.

    Further government regulation applicable to Health Care-Related Facilities is found in the form of federal and state "fraud and abuse" laws that generally prohibit payment or fee-splitting arrangements between health care providers that are designed to induce or encourage the referral of patients to, or the recommendation of, a particular provider for medical products or services. Violation of these restrictions can result in license revocation, civil and criminal penalties, and exclusion from participation in Medicare or Medicaid programs. The state law restrictions in this area vary considerably from state to state. Moreover, the federal anti-kickback law includes broad language that potentially could be applied to a wide range of referral arrangements, and regulations designed to create "safe harbors" under the law provide only limited guidance. Accordingly, there can be no assurance that such laws will be interpreted in a manner consistent with the practices of the owners or operators of the Health Care-Related Mortgaged Properties that are subject to such laws.

    The operators of Health Care-Related Facilities are likely to compete on a loca1 and regional basis with others that operate similar facilities, some of which competitors may be better capitalized, may offer services not offered by such operators, or may be owned by non-profit organizations or government agencies supported by endowments, charitable contributions, tax revenues and other sources not available to such operators. The successful operation of a Health Care-Related Facility will generally depend upon the number of competing facilities in the local market, as well as upon other factors such as its age, appearance, reputation and management, the types of services it provides and, where applicable, the quality of care and the cost of that care. The inability of a Health Care-Related Mortgaged Property to flourish in a competitive market may increase the likelihood of foreclosure on the related Mortgage Loan, possibly affecting the yield on one or more classes of the related series of Offered Certificates.

MANAGEMENT RISKS

    Each Mortgaged Property is managed by a property manager (which generally is an affiliate of the borrower) or by the borrower itself. The successful operation of a real estate project is largely dependent on the performance and viability of the management of such project. The property manager is responsible for responding to changes in the local market, planning and implementing the rental structure, including establishing levels of rent payments and advising the borrowers so that maintenance and capital improvements can be carried out in a timely fashion. There is no assurance regarding the performance of any operators, leasing agents and/or managers or persons who may become operators and/or managers upon the expiration or termination of management agreements or following any default or foreclosure under a Mortgage Loan. In addition, generally the property managers are operating companies and unlike limited purpose entities, may not be restricted from incurring debt and other liabilities in the ordinary course of business or otherwise. There can be no assurance that the property managers will at all times be in a financial condition to continue to fulfill their management responsibilities under the related management agreements throughout the terms thereof.

RISKS ASSOCIATED WITH CERTAIN MORTGAGE LOANS AND RELATED LEASES

    If so described in the related Prospectus Supplement, the borrower under a Mortgage Loan may be an entity created by the owner or purchaser of the related Mortgaged Property solely to own or purchase such property, in part to isolate the property from the debts and liabilities of such owner or purchaser. Unless otherwise specified, each such Mortgage Loan will represent a nonrecourse obligation of the related borrower secured by the lien of the related Mortgage and the related Lease Assignments. In the case of Commercial Properties, the value of a property that is not itself an operating business generally will be derived from rental payments under Leases of all or portions of the property. Whether or not such loans are recourse or nonrecourse obligations, it is not expected that the borrowers of Mortgage Loans secured by Commercial Properties will have any significant assets other than the Commercial Properties and any related Leases, which will be pledged to the Trustee under the related Pooling Agreement. Therefore, the payment of amounts due on any such Mortgage Loans, and, consequently, the payment of principal of and interest on the related Certificates, will depend primarily or solely on rental payments by the Lessees. Such rental payments will, in turn, depend on continued occupancy by, and/or the creditworthiness of, such Lessees, which in either case may be adversely affected by a general economic downturn or an adverse change in their financial condition. Moreover, to the extent a Commercial Property was designed for the needs of a specific type of tenant (e.g., a nursing home, hotel or motel), the value of such property in the event of a default by the Lessee or the early termination of such Lease may be adversely affected because of difficulty in re-leasing the property to a suitable substitute lessee or, if re-leasing to such a substitute is not possible, because of the cost of altering the property for another more marketable use. As a result, without the benefit of the Lessee's continued support of the Commercial Property, and absent significant amortization of the Mortgage Loan, if such loan is foreclosed on and the Commercial Property liquidated following a Lease default, the net proceeds might be insufficient to cover the outstanding principal and interest owing on such Mortgage Loan, thereby increasing the risk that holders of the Certificates will suffer some loss.

    The performance of a Mortgage Loan secured by an income-producing property leased (pursuant to general commercial-type leases rather than credit- or bond-type leases) by the Mortgagor to Lessees as well as the liquidation value of such property may be dependent upon the business operated by such Lessees in connection with such property, the creditworthiness of such Lessees or both; the risks associated with such loans may be offset by the number of Lessees or, if applicable, a diversity of types of business operated by such Lessees.

BALLOON PAYMENTS ON MORTGAGE LOANS; HEIGHTENED RISK OF BORROWER DEFAULT

    Certain of the Mortgage Loans included in a Trust Fund may not be fully amortizing (or may not amortize at all) over their terms to maturity and, thus, will require substantial principal payments (that is, balloon payments) at their stated maturity. Mortgage Loans of this type involve a greater degree of risk than self-amortizing loans because the ability of a borrower to make a balloon payment typically will depend upon its ability either to fully refinance the loan or to sell the related Mortgaged Property at a price sufficient to permit the borrower to make the balloon payment. The ability of a borrower to accomplish either of these goals will be affected by a number of factors, including the value of the related Mortgaged Property, the level of available mortgage rates at the time of sale or refinancing, the borrower's equity in the related Mortgaged Property, the financial condition and operating history of the borrower and the related Mortgaged Property, tax laws, rent control laws (with respect to certain residential properties), Medicaid and Medicare reimbursement rates (with respect to hospitals and nursing homes), prevailing general economic conditions and the availability of credit for loans secured by commercial or multifamily, as the case may be, real properties generally. In addition, a Master Servicer or a Special Servicer may receive a workout fee based on receipts from or proceeds of such Mortgage Loans.

    If and to the extent specified in the related Prospectus Supplement, in order to maximize recoveries on defaulted Mortgage Loans, the Master Servicer or a Special Servicer will be permitted (within prescribed limits) to extend and modify Mortgage Loans that are in default or as to which a payment default is imminent. While a Master Servicer generally will be required to determine that any such extension or modification is reasonably likely to produce a greater recovery on a present value basis than liquidation, there can be no assurance that any such extension or modification will in fact increase the present value of receipts from or proceeds of the affected Mortgage Loans. See "Yield and Maturity Considerations--Other Factors Affecting Yield, Weighted Average Life and Maturity--Balloon Payments; Extenstion of Maturity".

JUNIOR MORTGAGE LOANS

    To the extent specified in the related Prospectus Supplement, certain of the Mortgage Loans may be secured primarily by junior mortgages. In the case of liquidation, Mortgage Loans secured by junior mortgages are entitled to satisfaction from proceeds that remain from the sale of the related Mortgaged Property after the mortgage loans senior to such Mortgage Loans have been satisfied. If there are not sufficient funds to satisfy such junior Mortgage Loans and senior mortgage loans, the junior Mortgage Loans would suffer a loss and, accordingly, one or more classes of Certificates would bear such loss. Therefore, any risks of deficiencies associated with first Mortgage Loans will be greater with respect to junior Mortgage Loans. See "--Risks Associated with Mortgage Loans and Mortgaged Properties".

CREDIT SUPPORT LIMITATIONS--MAY NOT COVER ALL RISKS OR FULL PAYMENT ON
  CERTIFICATES

    The Prospectus Supplement for the Offered Certificates of each series will describe any Credit Support provided with respect thereto. Use of Credit Support will be subject to the conditions and limitations described herein and in the related Prospectus Supplement. Moreover, such Credit Support may not cover all potential losses or risks; for example, Credit Support may or may not cover fraud or negligence by a mortgage loan originator or other parties.

    A series of Certificates may include one or more classes of Subordinate Certificates (which may include Offered Certificates), if so provided in the related Prospectus Supplement. Although subordination is intended to reduce the risk to holders of Senior Certificates of delinquent distributions or ultimate losses, the amount of subordination will be limited and may decline under certain circumstances. In addition, if principal payments on one or more classes of Certificates of a series are made in a specified order of priority, any limits with respect to the aggregate amount of claims under any related Credit Support may be exhausted before the principal of the lower priority classes of Certificates of such series has been fully repaid. As a result, the impact of losses and shortfalls experienced with respect to the Mortgage Assets may fall primarily upon those classes of Certificates having a lower priority of payment. Moreover, if a form of Credit Support covers more than one series of Certificates, holders of Certificates of one series will be subject to the risk that such Credit Support will be exhausted by the claims of the holders of Certificates of one or more other series.

    The amount of any applicable Credit Support supporting one or more classes of Offered Certificates, including the subordination of one or more classes of Certificates, will be determined on the basis of criteria established by each Rating Agency rating such classes of Certificates based on an assumed level of defaults, delinquencies and losses on the underlying Mortgage Assets and other factors. There can, however, be no assurance that the loss experience on the related Mortgage Assets will not exceed such assumed levels. See "--Limited Nature of Ratings", "Description of the Certificates" and "Description of Credit Support".

    Regardless of the form of credit enhancement provided, the amount of coverage will be limited in amount and in most cases will be subject to periodic reduction in accordance with a schedule or formula. The Master Servicer will generally be permitted to reduce, terminate or substitute all or a portion of the credit enhancement for any series of Certificates if the applicable Rating Agency indicates that the then-current rating thereof will not be adversely affected. The rating of any series of Certificates by any applicable Rating Agency may be lowered following the initial issuance thereof as a result of the downgrading of the obligations of any applicable credit support provider, or as a result of losses on the related Mortgage Assets substantially in excess of the levels contemplated by such Rating Agency at the time of its initial rating analysis. None of the Depositor, the Master Servicer or any of their affiliates will have any obligation to replace or supplement any credit enhancement, or to take any other action to maintain any rating of any series of Certificates.

ENFORCEABILITY

    Mortgages may contain a due-on-sale clause, which permits the lender to accelerate the maturity of the Mortgage Loan if the borrower sells, transfers or conveys the related Mortgaged Property or its interest in the Mortgaged Property. Mortgages may also include a debt-acceleration clause, which permits the lender to accelerate the debt upon a monetary or non-monetary default of the borrower. Such clauses are not always enforceable. The courts of all states will enforce clauses providing for acceleration in the event of a material payment default. The equity courts of any state, however, may refuse the foreclosure of a mortgage or deed of trust when an acceleration of the indebtedness would be inequitable or unjust or the circumstances would render the acceleration unconscionable.

LEASES AND RENTS SERVING AS SECURITY FOR MORTGAGE LOANS POSE SPECIAL RISKS

    The Mortgage Loans included in any Trust Fund typically will be secured by an assignment of leases and rents pursuant to which the borrower assigns to the lender its right, title and interest as landlord under the leases of the related Mortgaged Property, and the income derived therefrom, as further security for the related Mortgage Loan, while retaining a license to collect rents for so long as there is no default. If the borrower defaults, the license terminates and the lender is entitled to collect rents. Some state laws may require that the lender take possession of the Mortgaged Property and obtain a judicial appointment of a receiver before becoming entitled to collect the rents. In addition, if bankruptcy or similar proceedings are commenced by or in respect of the borrower, the lender's ability to collect the rents may be adversely affected. See "Certain Legal Aspects of Mortgage Loans and Leases--Leases and Rents".

DELINQUENT MORTGAGE LOANS

    If so provided in the related Prospectus Supplement, the Trust Fund for a particular series of Certificates may include Mortgage Loans that are delinquent as of the date they are deposited in the Trust Fund. A Mortgage Loan will be considered "delinquent" if it is thirty (30) days or more past its most recently contractual scheduled payment date in payment of all amounts due according to its terms. In any event, at the time of its creation, the Trust Fund will not include delinquent loans which by principal amount are more than 20% of the aggregate principal amount of all Mortgage Loans in the Trust Fund. If so specified in the related Prospectus Supplement, the servicing of such Mortgage Loans will be performed by a Special Servicer. Credit Support provided with respect to a particular series of Certificates may not cover all losses related to such delinquent Mortgage Loans, and investors should consider the risk that the inclusion of such Mortgage Loans in the Trust Fund may adversely affect the rate of defaults and prepayments on the Mortgage Loans in the Trust Fund and the yield on the Offered Certificates of such series. See "Description of the Trust Funds--Mortgage Loans-General".

ENVIRONMENTAL LIABILITY MAY AFFECT LIEN ON MORTGAGED PROPERTY AND EXPOSE LENDER
  TO COSTS

    Under certain laws, contamination of real property may give rise to a lien on the property to assure the costs of cleanup. In several states, such a lien has priority over an existing mortgage lien on such property. In addition, under the laws of some states and under the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), a lender may be liable, as an "owner" or "operator", for costs of addressing releases or threatened releases of hazardous substances at a property, if agents or employees of the lender have become sufficiently involved in the operations of the borrower, regardless of whether or not the environmental damage or threat was caused by the borrower. A lender also risks such liability on foreclosure of the mortgage. In addition, liabilities imposed upon a borrower by CERCLA or other environmental laws may adversely affect a borrower's ability to repay a loan. See "Certain Legal Aspects of Mortgage Loans and Leases--Environmental Considerations". If a Trust Fund includes Mortgage Loans and the related Prospectus Supplement does not otherwise specify, the related Pooling Agreement will contain provisions generally to the effect that the Master Servicer, acting on behalf of the Trust Fund, may not acquire title to a Mortgaged Property or assume control of its operation unless the Master Servicer, based upon a report prepared by a person who regularly conducts environmental site assessments, has made the determination that it is appropriate to do so, as described under "Description of the Pooling Agreements--Realization Upon Defaulted Mortgage Loans". These provisions are designed to reduce substantially the risk of liability for costs associated with remediation of hazardous substances, but there can be no assurance in a given case that those risks can be eliminated entirely. Moreover, it is likely that any recourse against the person preparing the environmental report, and such person's ability to satisfy a judgment, will be limited.

CREDIT SUPPORT LIMITATIONS--MAY NOT COVER ALL RISKS OR FULL PAYMENT ON
  CERTIFICATES

    The Prospectus Supplement for the Offered Certificates of each series will describe any Credit Support provided with respect thereto. Use of Credit Support will be subject to the conditions and limitations described herein and in the related Prospectus Supplement. Moreover, such Credit Support may not cover all potential losses or risks; for example, Credit Support may or may not cover fraud or negligence by a mortgage loan originator or other parties.

    A series of Certificates may include one or more classes of Subordinate Certificates (which may include Offered Certificates), if so provided in the related Prospectus Supplement. Although subordination is intended to reduce the risk to holders of Senior Certificates of delinquent distributions or ultimate losses, the amount of subordination will be limited and may decline under certain circumstances. In addition, if principal payments on one or more classes of Certificates of a series are made in a specified order of priority, any limits with respect to the aggregate amount of claims under any related Credit Support may be exhausted before the principal of the lower priority classes of Certificates of such series has been fully repaid. As a result, the impact of losses and shortfalls experienced with respect to the Mortgage Assets may fall primarily upon those classes of Certificates having a lower priority of payment. Moreover, if a form of Credit Support covers more than one series of Certificates, holders of Certificates of one series will be subject to the risk that such Credit Support will be exhausted by the claims of the holders of Certificates of one or more other series.

    The amount of any applicable Credit Support supporting one or more classes of Offered Certificates, including the subordination of one or more classes of Certificates, will be determined on the basis of criteria established by each Rating Agency rating such classes of Certificates based on an assumed level of defaults, delinquencies and losses on the underlying Mortgage Assets and other factors. There can be, however, no assurance that the loss experience on the related Mortgage Assets will not exceed such assumed levels. See "--Limited Nature of Ratings," "Description of the Certificates" and "Description of Credit Support."

ERISA CONSIDERATIONS

    Generally, ERISA applies to investments made by employee benefit plans and transactions involving the assets of such plans. Due to the complexity of regulations that govern such plans, prospective investors that are subject to ERISA are urged to consult their own counsel regarding consequences under ERISA of acquisition, ownership and disposition of the Offered Certificates of any series. See "ERISA Considerations".

CERTAIN FEDERAL TAX CONSIDERATIONS REGARDING REMIC RESIDUAL CERTIFICATES

    Holders of REMIC Residual Certificates will be required to report on their federal income tax returns as ordinary income their pro rata share of the taxable income of the REMIC, regardless of the amount or timing of their receipt of cash payments, as described under "Material Federal Income Tax Consequences--REMICs". Accordingly, under certain circumstances, holders of Offered Certificates that constitute REMIC Residual Certificates may have taxable income and tax liabilities arising from such investment during a taxable year in excess of the cash received during such period. The requirement that holders of REMIC Residual Certificates report their pro rata share of the taxable income and net loss of the REMIC will continue until the Certificate Balances of all classes of Certificates of the related series have been reduced to zero, even though holders of REMIC Residual Certificates have received full payment of their stated interest and principal. A portion (or, in certain circumstances, all) of such Certificateholder's share of the REMIC taxable income may be treated as "excess inclusion" income to such holder, which (i) generally will not be subject to offset by losses from other activities, (ii) for a tax-exempt holder, will be treated as unrelated business taxable income and (iii) for a foreign holder, will not qualify for exemption from withholding tax. Individual holders of REMIC Residual Certificates may be limited in their ability to deduct servicing fees and other expenses of the REMIC. In addition, REMIC Residual Certificates are subject to certain restrictions on transfer. Because of the special tax treatment of REMIC Residual Certificates, the taxable income arising in a given year on a REMIC Residual Certificate will not be equal to the taxable income associated with investment in a corporate bond or stripped instrument having similar cash flow characteristics and pre-tax yield. Therefore, the after-tax yield on a REMIC Residual Certificate may be significantly less than that of a corporate bond or stripped instrument having similar cash flow characteristics.

BOOK-ENTRY REGISTRATION OF CERTIFICATES AFFECTS OWNERSHIP OF CERTIFICATES AND
  RECEIPT OF PAYMENTS

    If so provided in the related Prospectus Supplement, one or more classes of the Offered Certificates of any series will be issued as Book-Entry Certificates. Each class of Book-Entry Certificates will be initially represented by one or more Certificates registered in the name of a nominee for DTC. As a result, unless and until corresponding Definitive Certificates are issued, the Certificate Owners with respect to any class of Book-Entry Certificates will be able to exercise the rights of Certificateholders only indirectly through DTC and its participating organizations ("Participants"). In addition, the access of Certificate Owners to information regarding the Book-Entry Certificates in which they hold interests may be limited. The means by which notices and other communications are conveyed by DTC to its Participants, and directly and indirectly through such Participants to Certificate Owners, will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time. Furthermore, as described herein, Certificate Owners may experience delays in the receipt of payments on the Book-Entry Certificates, and the ability of any Certificate Owner to pledge or otherwise take actions with respect to its interest in the Book-Entry Certificates may be limited due to the lack of a physical certificate evidencing such interest. See "Description of the Certificates--Book-Entry Registration and Definitive Certificates".

DELINQUENT AND NON-PERFORMING MORTGAGE LOANS

    If so provided in the related Prospectus Supplement, the Trust Fund for a particular series of Certificates may include Mortgage Loans that are past due or are non-performing as of the date they are deposited in the Trust Fund. If so specified in the related Prospectus Supplement, the servicing of such Mortgage Loans will be performed by a Special Servicer. Credit Support provided with respect to a particular series of Certificates may not cover all losses related to such delinquent or nonperforming Mortgage Loans, and investors should consider the risk that the inclusion of such Mortgage Loans in the Trust Fund may adversely affect the rate of defaults and prepayments on the Mortgage Loans in the Trust Fund and the yield on the Offered Certificates of such series. See "Description of the Trust Funds-- Mortgage Loans-Leases--General".

                         DESCRIPTION OF THE TRUST FUNDS

GENERAL

    The primary assets of each Trust Fund will consist of a pool of mortgage loans collectively, the "Mortgage Loans" secured by liens on, or security interests in [(i) residential properties consisting of five or more rental or cooperatively-owned dwelling units (the "Multifamily Properties")] or (ii) [office buildings], [shopping centers], [retail stores], [hotels or motels], [nursing homes, hospitals or other health-care related facilities], [mobile home parks], [warehouse facilities, mini-warehouse facilities or self-storage facilities], [industrial plants], [mixed use or other types of income-producing properties] or [unimproved land (the "Commercial Properties")], (iii) mortgage participations, pass-through certificates or other mortgage-backed securities such as mortgage-backed securities that are similare to a series of Certificates ("CMBS") that evidence interests in, or that are secured by pledges of, one or more of various types of multifamily or commercial mortgage loans, or (iv) a combination of Mortgage Loans and CMBS (collectively, "Mortgage Assets"). [Bracketed property types to be included in order of the magnitude of material concentration of such property type in the Trust Fund. Property types absent from the Trust Fund are to be deleted.] Each Trust Fund will be established by First Union Commercial Mortgage Securities, Inc. (the "Depositor"). Each Mortgage Asset will be selected by the Depositor for inclusion in a Trust Fund from among those purchased, either directly or indirectly, from a prior holder thereof (a "Mortgage Asset Seller"), which prior holder may or may not be the originator of such Mortgage Loan or the issuer of such CMBS and may be an affiliate of the Depositor. The Mortgage Assets will not be guaranteed or insured by the Depositor or any of its affiliates or, unless otherwise provided in the related Prospectus Supplement, by any governmental agency or instrumentality or by any other person. The discussion below under the heading "--Mortgage Loans", unless otherwise noted, applies equally to mortgage loans underlying any CMBS included in a particular Trust Fund.

MORTGAGE LOANS-LEASES

    GENERAL. The Mortgage Loans will be evidenced by promissory notes (the "Mortgage Notes") secured by mortgages, deeds of trust or similar security instruments ("mortgages") that create first or junior liens on, or installment contracts for the sale of, fee simple or leasehold interests in properties (the "Mortgaged Properties") consisting of (i) residential properties consisting of five or more rental or cooperatively owned dwelling units in high-rise, mid-rise or garden apartment buildings or other residential structures ("Multifamily Properties") or (ii) office buildings, retail stores, hotels or motels, nursing homes, hospitals or other health care-related facilities, mobile home parks, warehouse facilities, mini-warehouse facilities, self-storage facilities, industrial plants, mixed use or other types of income-producing properties or unimproved land ("Commercial Properties"). The Multifamily Properties may include mixed commercial and residential structures and may include apartment buildings owned by private cooperative housing corporations ("Cooperatives"). If so specified in the related Prospectus Supplement, each Mortgage will create a first priority mortgage lien on a Mortgaged Property. A Mortgage may create a lien on a borrower's leasehold estate in a property; however, if so specified in the related Prospectus Supplement, the term of any such leasehold will exceed the term of the Mortgage Note by at least two years. Each Mortgage Loan will have been originated by a person (the "Originator") other than the Depositor.

    If so specified in the related Prospectus Supplement, Mortgage Assets for a series of Certificates may include Mortgage Loans made on the security of real estate projects under construction. In that case, the related Prospectus Supplement will describe the procedures and timing for making disbursements from construction reserve funds as portions of the related real estate project are completed. In addition, the Mortgage Assets for a particular series of Certificates may include Mortgage Loans that are delinquent as of the date such Certificates are issued. In that case, the related Prospectus Supplement will set forth, as to each such Mortgage Loan, available information as to the period of such delinquency, any forbearance arrangement then in effect, the condition of the related Mortgaged Property and the ability of the Mortgaged Property to generate income to service the mortgage debt.

    LEASES. To the extent specified in the related Prospectus Supplement, the Commercial Properties may be leased to Lessees that respectively occupy all or a portion of such properties. Pursuant to a Lease Assignment, the related borrower may assign its right, title and interest as lessor under each Lease and the income derived therefrom to the related mortgagee, while retaining a license to collect the rents for so long as there is no default. If the borrower defaults, the license terminates and the mortgagee or its agent is entitled to collect the rents from the related Lessee or Lessees for application to the monetary obligations of the borrower. State law may limit or restrict the enforcement of the Lease Assignments by a mortgagee until it takes possession of the related Mortgaged Property and/or a receiver is appointed. See "Certain Legal Aspects of the Mortgage Loans and Leases--Leases and Rents." Alternatively, to the extent specified in the related Prospectus Supplement, the borrower and the mortgagee may agree that payments under Leases are to be made directly to the Master Servicer or the Special Servicer.

    To the extent described in the related Prospectus Supplement, the Leases, which may include "bond-type" or "credit-type" leases, may require the Lessees to pay rent that is sufficient in the aggregate to cover all scheduled payments of principal and interest on the related Mortgage Loans and, in certain cases, their pro rata share of the operating expenses, insurance premiums and real estate taxes associated with the Mortgaged Properties. A "bond-type" lease is a lease between a lessor and a lessee for a specified period of time with specified rent payments that are at least sufficient to repay the related note(s). A bond-type lease requires the lessee to perform all obligations related to the leased premises; also, no matter what occurs with regard to the leased premises, the lessee is obligated to continue to pay its rent. A "credit-type" lease is a lease between a lessor and a lessee for a specified period of time with specified rent payments at least sufficient to repay the related note(s). A credit-type lease requires the lessee to perform most of the obligations related to the leased premises, excluding only a few landlord duties which remain the responsibility of the borrower/lessor. Certain of the Leases (including credit-type leases) may require the borrower to bear costs associated with structural repairs and/or the maintenance of the exterior or other portions of the Mortgaged Property or provide for certain limits on the aggregate amount of operating expenses, insurance premiums, taxes and other expenses that the Lessees are required to pay. If so specified in the related Prospectus Supplement, under certain circumstances the Lessees may be permitted to set off their rental obligations against the obligations of the borrower under the Leases. In those cases where payments under the Leases (net of any operating expenses payable by the borrowers) are insufficient to pay all of the scheduled principal and interest on the related Mortgage Loans, the borrowers must rely on other income or sources generated by the related Mortgaged Property to make payments on the related Mortgage Loan. To the extent specified in the related Prospectus Supplement, some Commercial Properties may be leased entirely to one Lessee. This would generally be the case in bond-type leases and credit-type leases. In such cases, absent the availability of other funds, the borrower must rely entirely on rent paid by such Lessee in order for the borrower to pay all of the scheduled principal and interest on the related Mortgage Loan. To the extent specified in the related Prospectus Supplement, certain of the Leases (not including bond-type leases) may expire prior to the stated maturity of the related Mortgage Loan. In such cases, upon expiration of the Leases the Borrower will have to look to alternative sources of income, including rent payment by any new Lessees or proceeds from the sale or refinancing of the Mortgaged Property, to cover the payments of principal and interest due on such Mortgage Loans unless the Lease is renewed. As specified in the related Prospectus Supplement, certain of the Leases may provide that upon the occurrence of a casualty affecting a Mortgaged Property, the Lessee will have the right to terminate its Lease, unless the borrower, as lessor, is able to cause the Mortgaged Property to be restored within a specified period of time. Certain Leases may provide that it is the lessor's responsibility, while other Leases provide that it is the Lessee's responsibility, to restore the Mortgaged Property after a casualty to its original condition. Certain Leases may provide a right of termination to the related Lessee if a taking of a material or specified percentage of the leased space in the Mortgage Property occurs, or if the ingress or egress to the leased space has been materially impaired.

    DEFAULT AND LOSS CONSIDERATIONS WITH RESPECT TO THE MORTGAGE
LOANS. Mortgage loans secured by liens on income-producing properties are substantially different from loans made on the security of owner-occupied single-family homes. The repayment of a loan secured by a lien on an income producing property is typically dependent upon the successful operation of such property (that is, its ability to generate income). Moreover, some or all of the Mortgage Loans included in a particular Trust Fund may be non-recourse loans, which means that, absent special facts, recourse in the case of default will be limited to the Mortgaged Property and such other assets, if any, that were pledged to secure repayment of the Mortgage Loan.

    Lenders typically look to the Debt Service Coverage Ratio of a loan secured by income-producing property as an important measure of the risk of default on such a loan. As more fully set forth in the related Prospectus Supplement, the "Debt Service Coverage Ratio" of a Mortgage Loan at any given time is the ratio of (i) the Net Operating Income of the related Mortgaged Property for a twelve-month period to (ii) the annualized scheduled payments on the Mortgage Loan and on any other loan that is secured by a lien on the Mortgaged Property prior to the lien of the related Mortgage. As more fully set forth in the related Prospectus Supplement, "Net Operating Income" means, for any given period, the total operating revenues derived from a Mortgaged Property during such period, minus the total operating expenses incurred in respect of such Mortgaged Property during such period other than (i) non-cash items such as depreciation and amortization, (ii) capital expenditures and (iii) debt service on loans (including the related Mortgage Loan) secured by liens on the Mortgaged Property. The Net Operating Income of a Mortgaged Property will fluctuate over time and may or may not be sufficient to cover debt service on the related Mortgage Loan at any given time. An insufficiency of Net Operating Income can be compounded or solely caused by an ARM Loan, a Mortgage Loan that carries an adjustable Mortgage Rate. As the primary source of the operating revenues of a non-owner occupied income-producing property, rental income (and maintenance payments from tenant-stockholders of a Cooperative) may be affected by the condition of the applicable real estate market and/or area economy. In addition, properties typically leased, occupied or used on a short-term basis, such as certain health care-related facilities, hotels and motels, and miniwarehouse and self-storage facilities, tend to be affected more rapidly by changes in market or business conditions than do properties typically leased for longer periods, such as warehouses, retail stores, office buildings and industrial plants. Commercial Properties may be owner-occupied or leased to a single tenant. Thus, the Net Operating Income of such a Mortgaged Property may depend substantially on the financial condition of the borrower or the single tenant, and Mortgage Loans secured by liens on such properties may pose greater risks than loans secured by liens on Multifamily Properties or on multitenant Commercial Properties.

    Increases in operating expenses due to the general economic climate or economic conditions in a locality or industry segment, such as increases in interest rates, real estate tax rates, energy costs, labor costs and other operating expenses, and/or changes in governmental rules, regulations and fiscal policies may also affect the risk of default on a Mortgage Loan. As may be further described in the related Prospectus Supplement, in some cases leases of Mortgaged Properties may provide that the Lessee, rather than the borrower/landlord, is responsible for payment of operating expenses. However, the existence of such "net of expense" provisions will result in stable Net Operating Income to the borrower/landlord only to the extent that the Lessee is able to absorb operating expense increases while continuing to make rent payments. See "--Leases" above.

    While the duration of leases and the existence of any "net of expense" provisions are often viewed as the primary considerations in evaluating the credit risk of mortgage loans secured by certain income-producing properties, such risk may be affected equally or to a greater extent by changes in government regulation of the operator of the property. Examples of the latter include mortgage loans secured by health care-related facilities, the income from which and the operating expenses of which are subject to state and/ or federal regulations, such as Medicare and Medicaid, and multifamily properties and mobile home parks, which may be subject to state or local rent control regulation and, in certain cases, restrictions on changes in use of the property. Low- and moderate-income housing in particular may be subject to legal limitations and regulations but, because of such regulations, may also be less sensitive to fluctuations in market rents generally.

    Lenders also look to the Loan-to-Value Ratio of a mortgage loan as a measure of risk of loss if a property must be liquidated following a default. As more fully set forth in the related Prospectus Supplement, the "Loan-to-Value Ratio" of a Mortgage Loan at any given time is the ratio (expressed as a percentage) of
(i) the then outstanding principal balance of the Mortgage Loan and the outstanding principal balance of any loan secured by a lien on the related Mortgaged Property prior to the lien of the related Mortgage, to (ii) the Value of such Mortgaged Property. The "Value" of a Mortgaged Property, is generally its fair market value determined in an appraisal obtained by the originator at the origination of such loan. The lower the Loan-to-Value Ratio, the greater the percentage of the borrower's equity in a Mortgaged Property, and thus the greater the cushion provided to the lender against loss on liquidation following a default.

    Loan-to-Value Ratios will not necessarily constitute an accurate measure of the risk of liquidation loss in a pool of Mortgage Loans. For example, the value of a Mortgaged Property as of the date of initial issuance of the related series of Certificates may be less than the Value determined at loan origination, and will likely continue to fluctuate from time to time based upon changes in economic conditions and the real estate market. Moreover, even when current, an appraisal is not necessarily a reliable estimate of value. Appraised values of income-producing properties are generally based on the market comparison method (recent resale value of comparable properties at the date of the appraisal), the cost replacement method (the cost of replacing the property at such date), the income capitalization method (a projection of value based upon the property's projected net cash flow), or upon a selection from or interpolation of the values derived from such methods. Each of these appraisal methods can present analytical difficulties. It is often difficult to find truly comparable properties that have recently been sold; the replacement cost of a property may have little to do with its current market value; and income capitalization is inherently based on inexact projections of income and expense and the selection of an appropriate capitalization rate. Where more than one of these appraisal methods are used and provide significantly different results, an accurate determination of value and, correspondingly, a reliable analysis of default and loss risks, is even more difficult.

    While the Depositor believes that the foregoing considerations are important factors that generally distinguish loans secured by liens on income-producing real estate from single-family mortgage loans, there is no assurance that all of such factors will in fact have been prudently considered by the Originators of the Mortgage Loans, or that, for a particular Mortgage Loan, they are complete or relevant. See "Risk Factors--Risks Associated with Mortgage Loans and Mortgaged Properties" and "--Balloon Payments; Borrower Default".

    PAYMENT PROVISIONS OF THE MORTGAGE LOANS. If so specified in the related Prospectus Supplement, all of the Mortgage Loans will have had original terms to maturity of not more than 40 years and will provide for scheduled payments of principal, interest or both, to be made on specified dates that occur monthly or quarterly or at such other interval as is specified in the Prospectus Supplement. A Mortgage Loan (i) may provide for no accrual of interest or for accrual of interest thereon at an interest rate (a "Mortgage Rate") that is fixed over its term or that adjusts from time to time, or that may be converted at the borrower's election from an adjustable to a fixed Mortgage Rate, or from a fixed to an adjustable Mortgage Rate, (ii) may provide for the formula, index or other method by which the Mortgage Rate will be calculated, (iii) may provide for level payments to maturity or for payments that adjust from time to time to accommodate changes in the Mortgage Rate or to reflect the occurrence of certain events, and may permit negative amortization or accelerated amortization, (iv) may be fully amortizing over its term to maturity, or may provide for little or no amortization over its term and thus require a balloon payment on its stated maturity date, and (v) may contain a prohibition on prepayment (the period of such prohibition, a "Lockout Period") or require payment of a premium or a yield maintenance penalty (a "Prepayment

Premium") in connection with a prepayment, in each case as described in the related Prospectus Supplement. A Mortgage Loan may also contain a provision that entitles the lender to a share of profits realized from the operation or disposition of the Mortgaged Property (an "Equity Participation"), as described in the related Prospectus Supplement. If holders of any class or classes of Offered Certificates of a series will be entitled to all or a portion of an Equity Participation, the related Prospectus Supplement will describe the Equity Participation and the method or methods by which distributions in respect thereof will be made to such holders.

    MORTGAGE LOAN INFORMATION IN PROSPECTUS SUPPLEMENTS. Each Prospectus Supplement will contain certain information pertaining to the Mortgage Loans which will generally be current as of a date specified in the related Prospectus Supplement and which, to the extent then applicable and specifically known to the Depositor, will include the following: (i) the aggregate outstanding principal balance and the largest, smallest and average outstanding principal balance of the Mortgage Loans as of the applicable Cut-off Date, (ii) the type or types of property that provide security for repayment of the Mortgage Loans,
(iii) the original and remaining terms to maturity of the Mortgage Loans, and the seasoning of the Mortgage Loans, (iv) the earliest and latest origination date and maturity date and weighted average original and remaining terms to maturity of the Mortgage Loans, (v) the original Loan-to-Value Ratios of the Mortgage Loans, (vi) the Mortgage Rates or range of Mortgage Rates and the weighted average Mortgage Rate carried by the Mortgage Loans, (vii) the geographic distribution of the Mortgaged Properties on a state-by-state basis,
(viii) information with respect to the prepayment provisions, if any, of the Mortgage Loans, (ix) with respect to Mortgage Loans with adjustable Mortgage Rates ("ARM Loans"), the index or indices upon which such adjustments are based, the adjustment dates, the range of gross margins and the weighted average gross margin, and any limits on Mortgage Rate adjustments at the time of any adjustment and over the life of the ARM Loan, (x) Debt Service Coverage Ratios either at origination or as of a more recent date (or both) and (xi) information regarding the payment characteristics of the Mortgage Loans, including without limitation balloon payment and other amortization provisions. In appropriate cases, the related Prospectus Supplement will also contain certain information available to the Depositor that pertains to the provisions of leases and the nature of tenants of the Mortgaged Properties. If the Depositor is unable to tabulate the specific information described above at the time Offered Certificates of a series are initially offered, more general information of the nature described above will be provided in the related Prospectus Supplement, and specific information will be set forth in a report which will be available to purchasers of those Certificates at or before the initial issuance thereof and will be filed as part of a Current Report on Form 8-K with the Commission within 15 days following such issuance.

CMBS

    CMBS may include (i) private (that is, not guaranteed or insured by the United States or any agency or instrumentality thereof) mortgage participations, mortgage pass-through certificates or other mortgage-backed securities such as mortgage-backed securities that are similar to a series of Certificates or (ii) certificates insured or guaranteed by FHLMC, FNMA, GNMA or FAMC, provided that each CMBS will evidence an interest in, or will be secured by a pledge of, mortgage loans that conform to the descriptions of the Mortgage Loans contained herein.

    Any CMBS will have been issued pursuant to a participation and servicing agreement, a pooling and servicing agreement, an indenture or similar agreement (a "CMBS Agreement"). The issuer (the "CMBS Issuer") of the CMBS and/or the servicer (the "CMBS Servicer") of the underlying mortgage loans will have entered into the CMBS Agreement, generally with a trustee (the "CMBS Trustee") or, in the alternative, with the original purchaser or purchasers of the CMBS.

    The CMBS may have been issued in one or more classes with characteristics similar to the classes of Certificates described herein. Distributions in respect of the CMBS will be made by the CMBS Servicer or the CMBS Trustee on the dates specified in the related Prospectus Supplement. The CMBS Issuer or the CMBS Servicer or another person specified in the related Prospectus Supplement may have the right or

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
obligation to repurchase or substitute assets underlying the CMBS after a certain date or under other circumstances specified in the related Prospectus Supplement.

    Reserve funds, subordination or other credit support similar to that described for the Certificates under "Description of Credit Support" may have been provided with respect to the CMBS. The type, characteristics and amount of such credit support, if any, will be a function of the characteristics of the underlying mortgage loans and other factors and generally will have been established on the basis of the requirements of any Rating Agency that may have assigned a rating to the CMBS, or by the initial purchasers of the CMBS.

    The Prospectus Supplement for a series of Certificates that evidence interests in CMBS will specify, to the extent available and deemed material, (i) the aggregate approximate initial and outstanding principal amount and type of the CMBS to be included in the Trust Fund, (ii) the original and remaining term to stated maturity of the CMBS, if applicable, (iii) the pass-through or bond rate of the CMBS or the formula for determining such rates, (iv) the payment characteristics of the CMBS, (v) the CMBS Issuer, CMBS Servicer and CMBS Trustee, as applicable, (vi) a description of the credit support, if any, (vii) the circumstances under which the related underlying mortgage loans, or the CMBS themselves, may be purchased prior to their maturity, (viii) the terms on which mortgage loans may be substituted for those originally underlying the CMBS, (ix) the servicing fees payable under the CMBS Agreement, (x) the type of information in respect of the underlying mortgage loans described under "--Mortgage Loans-- Leases--Mortgage Loan Information in Prospectus Supplements" and (xi) the characteristics of any cash flow agreements that relate to the CMBS.

    To the extent required under the securities laws, CMBS included among the assets of a Trust Fund will (i) either have been registered under the Securities Act of 1933, as amended, or be eligible for resale under Rule 144(k) thereunder and (ii) have been acquired in a bona fide secondary market transaction and not from the issuer or an affiliate.

CERTIFICATE ACCOUNTS

    Each Trust Fund will include one or more accounts (collectively, the "Certificate Account") established and maintained on behalf of the Certificateholders into which the person or persons designated in the related Prospectus Supplement will, to the extent described herein and in such Prospectus Supplement, deposit all payments and collections received or advanced with respect to the Mortgage Assets and other assets in the Trust Fund. A Certificate Account may be maintained as an interest bearing or a non-interest bearing account, and funds held therein may be held as cash or invested in certain short-term, investment grade obligations, in each case as described in the related Prospectus Supplement.

CREDIT SUPPORT

    If so provided in the related Prospectus Supplement, partial or full protection against certain defaults and losses on the Mortgage Assets in the related Trust Fund may be provided to one or more classes of Certificates in the related series in the form of subordination of one or more other classes of Certificates in such series or by one or more other types of credit support, such as overcollateralization, a letter of credit, insurance policy, guarantee or reserve fund, or by a combination thereof (any such coverage with respect to the Certificates of any series, "Credit Support"). The amount and types of Credit Support, the identity of the entity providing it (if applicable) and related information with respect to each type of Credit Support, if any, will be set forth in the Prospectus Supplement for the Offered Certificates of each series. The Prospectus Supplement for any series of Certificates evidencing an interest in a Trust Fund that includes CMBS will describe in the same fashion any similar forms of credit support that are provided by or with respect to, or are included as part of the trust fund evidenced by or providing security for, such CMBS to the extent information is available and deemed material. The type, characteristic and amount of Credit Support will be determined based on the characteristics of the Mortgage Assets and other factors and will be established, in part, on the basis of requirements of each Rating Agency rating the Certificates of such series. If so specified in the related Prospectus Supplement, any such Credit Support may apply only in the event of certain types of losses or delinquencies and the protection against losses or delinquencies provided by such Credit Support will be limited. See "Risk Factors--Credit Support Limitations" and "Description of Credit Support".

CASH FLOW AGREEMENTS

    If so provided in the related Prospectus Supplement, the Trust Fund may include guaranteed investment contracts pursuant to which moneys held in the funds and accounts established for the related series will be invested at a specified rate. The Trust Fund may also include interest rate exchange agreements, interest rate cap or floor agreements, currency exchange agreements or similar agreements designed to reduce the effects of interest rate or currency exchange rate fluctuations on the Mortgage Assets on one or more classes of Certificates. The principal terms of any such guaranteed investment contract or other agreement (any such agreement, a "Cash Flow Agreement"), and the identity of the Cash Flow Agreement obligor, will be described in the related Prospectus Supplement. The Prospectus Supplement for any series of Certificates evidencing an interest in a Trust Fund that includes CMBS will describe in the same fashion any cash flow agreements that are included as part of the trust fund evidenced by or providing security for such CMBS to the extent information is available and deemed material.

PRE-FUNDING

    If so provided in the related Prospectus Supplement, a Trust Fund may include amounts on deposit in a separate account (the "Pre-Funding Account") which amounts will not exceed 25% of the pool balance of the Trust Fund as of the Cut-off Date. Amounts on deposit in the Pre-Funding Account may be used by the Trust Fund to acquire additional Mortgage Assets, which additional Mortgage Assets will be selected using criteria that is substantially similar to the criteria used to select the Mortgage Assets included in the Trust Fund on the Closing Date. The Trust Fund may acquire such additional Mortgage Assets for a period of time of not more than 120 days after the Closing Date (the "Pre-Funding Period") as specified in the related Prospectus Supplement. Amounts on deposit in the Pre-Funding Account after the end of the Pre-Funding Period will be distributed to Certificateholders or such other person as set forth in the related Prospectus Supplement. If so provided in the related Prospectus Supplement, the Trust Fund may include amounts on deposit in a separate account (the "Capitalized Interest Account"). Amounts on deposit in the Capitalized Interest Account may be used to supplement investment earnings, if any, of amounts on deposit in the Pre-Funding Account, supplement interest collections of the Trust Fund, or such other purpose as specified in the related Prospectus Supplement. As set forth in a related Prospectus Supplement, amounts on deposit in the Capitalized Interest Account and Pre-Funding Account will be held in cash or invested in short-term investment grade obligations. Any amounts on deposit in the Capitalized Interest Account will be released after the end of the Pre-Funding Period as specified in the related Prospectus Supplement. See "Risk Factors--Effects of Pre-Funding and Acquisition of Additional Mortgage Assets".

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
                       YIELD AND MATURITY CONSIDERATIONS

GENERAL

    The yield on any Offered Certificate will depend on the price paid by the Certificateholder, the Pass-Through Rate of the Certificate and the amount and timing of distributions on the Certificate. See "Risk Factors--Prepayments; Average Life of Certificates; Yields". The following discussion contemplates a Trust Fund that consists solely of Mortgage Loans. While the characteristics and behavior of mortgage loans underlying CMBS can generally be expected to have the same effect on the yield to maturity and/or weighted average life of a Class of Certificates as will the characteristics and behavior of comparable Mortgage Loans, the effect may differ due to the payment characteristics of the CMBS. If a Trust Fund includes CMBS, the related Prospectus Supplement will discuss the effect that the CMBS payment characteristics may have on the yield to maturity and weighted average lives of the Offered Certificates offered thereby.

PASS-THROUGH RATE

    The Certificates of any class within a series may have a fixed, variable or adjustable Pass-Through Rate, which may or may not be based upon the interest rates borne by the Mortgage Loans in the related Trust Fund. The Prospectus Supplement with respect to the Offered Certificates of any series will specify the Pass-Through Rate for each class of such Certificates or, in the case of a class of Offered Certificates with a variable or adjustable Pass-Through Rate, the method of determining the Pass-Through Rate; the effect, if any, of the prepayment of any Mortgage Loan on the Pass-Through Rate of one or more classes of Offered Certificates; and whether the distributions of interest on the Offered Certificates of any class will be dependent, in whole or in part, on the performance of any obligor under a Cash Flow Agreement.

PAYMENT DELAYS

    With respect to any series of Certificates, a period of time will elapse between the date upon which payments on the Mortgage Loans in the related Trust Fund are due and the Distribution Date on which such payments are passed through to Certificateholders. That delay will effectively reduce the yield that would otherwise be produced if payments on such Mortgage Loans were distributed to Certificateholders on or near the date they were due.

CERTAIN SHORTFALLS IN COLLECTIONS OF INTEREST

    When a principal prepayment in full or in part is made on a Mortgage Loan, the borrower is generally charged interest only for the period from the Due Date of the preceding scheduled payment up to the date of such prepayment, instead of for the full accrual period, that is, the period from the Due Date of the preceding scheduled payment up to the Due Date for the next scheduled payment. However, interest accrued on any series of Certificates and distributable thereon on any Distribution Date will generally correspond to interest accrued on the principal balance of Mortgage Loans for their respective full accrual periods. Consequently, if a prepayment on any Mortgage Loan is distributable to Certificateholders on a particular Distribution Date, but such prepayment is not accompanied by interest thereon for the full accrual period, the interest charged to the borrower (net of servicing and administrative fees) may be less (such shortfall, a "Prepayment Interest Shortfall") than the corresponding amount of interest accrued and otherwise payable on the Certificates of the related series. If and to the extent that any such shortfall is allocated to a class of Offered Certificates, the yield thereon will be adversely affected. The Prospectus Supplement for a series of Certificates will describe the manner in which any such shortfalls will be allocated among the classes of such Certificates. If so specified in the related Prospectus Supplement, the Master Servicer will be required to apply some or all of its servicing compensation for the corresponding period to offset the amount of any such shortfalls. The related Prospectus Supplement will also describe any other amounts available to offset such shortfalls. See "Description of the Pooling Agreements-- Servicing Compensation and Payment of Expenses".

YIELD AND PREPAYMENT CONSIDERATIONS

    A Certificate's yield to maturity will be affected by the rate of principal payments on the Mortgage Loans in the related Trust Fund and the allocation thereof to reduce the principal balance (or Notional Amount, if applicable) of such Certificate. The rate of principal payments on the Mortgage Loans will in turn be affected by the amortization schedules thereof (which, in the case of ARM Loans, will change periodically to accommodate adjustments to their Mortgage Rates), the dates on which any balloon payments are due, and the rate of principal prepayments thereon (including for this purpose, prepayments resulting from liquidations of Mortgage Loans due to defaults, casualties or condemnations affecting the Mortgaged Properties, or purchases of Mortgage Loans out of the Trust Fund). Because the rate of principal prepayments on the Mortgage Loans in any Trust Fund will depend on future events and a variety of factors (as discussed more fully below), it is impossible to predict with assurance.

    The extent to which the yield to maturity of a class of Offered Certificates of any series may vary from the anticipated yield will depend upon the degree to which they are purchased at a discount or premium and when, and to what degree, payments of principal on the Mortgage Loans in the related Trust Fund are in turn distributed on such Certificates (or, in the case of a class of Stripped Interest Certificates, result in the reduction of the Notional Amount thereof). Further, an investor should consider, in the case of any Offered Certificate purchased at a discount, the risk that a slower than anticipated rate of principal payments on the Mortgage Loans in the related Trust Fund could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of any Offered Certificate purchased at a premium, the risk that a faster than anticipated rate of principal payments could result in an actual yield to such investor that is lower than the anticipated yield. In general, the earlier a prepayment of principal on the Mortgage Loans is distributed on an Offered Certificate purchased at a discount or premium (or, if applicable, is allocated in reduction of the Notional Amount thereof), the greater will be the effect on the investor's yield to maturity. As a result, the effect on such investor's yield of principal payments (to the extent distributable in reduction of the principal balance or Notional Amount of such investor's Offered Certificates) occurring at a rate higher (or lower) than the rate anticipated by the investor during any particular period would not be fully offset by a subsequent like reduction (or increase) in the rate of principal payments.

    A class of Certificates, including a class of Offered Certificates, may provide that on any Distribution Date the holders of such Certificates are entitled to a pro rata share of the prepayments (including prepayments occasioned by defaults) on the Mortgage Loans in the related Trust Fund that are distributable on such date, to a disproportionately large share (which, in some cases, may be all) of such prepayments, or to a disproportionately small share (which, in some cases, may be none) of such prepayments. As and to the extent described in the related Prospectus Supplement, the respective entitlements of the various classes of Certificateholders of any series to receive payments (and, in particular, prepayments) of principal of the Mortgage Loans in the related Trust Fund may vary based on the occurrence of certain events (e.g., the retirement of one or more classes of Certificates of such series) or subject to certain contingencies (e.g., prepayment and default rates with respect to such Mortgage Loans).

    In general, the Notional Amount of a class of Stripped Interest Certificates will either (i) be based on the principal balances of some or all of the Mortgage Assets in the related Trust Fund or (ii) equal the Certificate Balances of one or more of the other classes of Certificates of the same series. Accordingly, the yield on such Stripped Interest Certificates will be directly related to the amortization of such Mortgage Assets or such classes of Certificates, as the case may be. Thus, if a class of Certificates of any series consists of Stripped Interest Certificates or Stripped Principal Certificates, a lower than anticipated rate of principal prepayments on the Mortgage Loans in the related Trust Fund will negatively affect the yield to investors in Stripped Principal Certificates, and a higher than anticipated rate of principal prepayments on such Mortgage Loans will negatively affect the yield to investors in Stripped Interest Certificates.

    The Depositor is not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experience of a large group of multifamily or commercial mortgage loans. However, the extent of prepayments of principal of the Mortgage Loans in any Trust Fund may be affected by a number of factors, including, without limitation, the availability of mortgage credit, the relative economic vitality of the area in which the Mortgaged Properties are located, the quality of management of the Mortgaged Properties, the servicing of the Mortgage Loans, possible changes in tax laws and other opportunities for investment. In addition, the rate of principal payments on the Mortgage Loans in any Trust Fund may be affected by the existence of Lockout Periods and requirements that principal prepayments be accompanied by Prepayment Premiums, and by the extent to which such provisions may be practicably enforced.

    The rate of prepayment on a pool of mortgage loans is also affected by prevailing market interest rates for mortgage loans of a comparable type, term and risk level. When the prevailing market interest rate is below a mortgage coupon, a borrower may have an increased incentive to refinance its mortgage loan. In addition, as prevailing market interest rates decline, even borrowers with ARM Loans that have experienced a corresponding interest rate decline may have an increased incentive to refinance for purposes of either (i) converting to a fixed rate loan and thereby "locking in" such rate or (ii) taking advantage of the initial "teaser rate" (a mortgage interest rate below what it would otherwise be if the applicable index and gross margin were applied) on another adjustable rate mortgage loan.

    Depending on prevailing market interest rates, the outlook for market interest rates and economic conditions generally, some borrowers may sell Mortgaged Properties in order to realize their equity therein, to meet cash flow needs or to make other investments. In addition, some borrowers may be motivated by federal and state tax laws (which are subject to change) to sell Mortgaged Properties prior to the exhaustion of tax depreciation benefits. The Depositor will make no representation as to the particular factors that will affect the prepayment of the Mortgage Loans in any Trust Fund, as to the relative importance of such factors, as to the percentage of the principal balance of such Mortgage Loans that will be paid as of any date or as to the overall rate of prepayment on such Mortgage Loans.

WEIGHTED AVERAGE LIFE AND MATURITY

    The rate at which principal payments are received on the Mortgage Loans in any Trust Fund will affect the ultimate maturity and the weighted average life of one or more classes of the Certificates of such series. Weighted average life refers to the average amount of time that will elapse from the date of issuance of an instrument until each dollar of the principal amount of such instrument is repaid to the investor.

    The weighted average life and maturity of a class of Certificates of any series will be influenced by the rate at which principal on the related Mortgage Loans, whether in the form of scheduled amortization or prepayments (for this purpose, the term "prepayment" includes voluntary prepayments, liquidations due to default and purchases of Mortgage Loans out of the related Trust Fund), is paid to such class. Prepayment rates on loans are commonly measured relative to a prepayment standard or model, such as the Constant Prepayment Rate ("CPR") prepayment model or the Standard Prepayment Assumption ("SPA") prepayment model. CPR represents an assumed constant rate of prepayment each month (expressed as an annual percentage) relative to the then outstanding principal balance of a pool of loans for the life of such loans. SPA represents an assumed variable rate of prepayment each month (expressed as an annual percentage) relative to the then outstanding principal balance of a pool of loans, with different prepayment assumptions often expressed as percentages of SPA. For example, a prepayment assumption of 100% of SPA assumes prepayment rates of 0.2% per annum of the then outstanding principal balance of such loans in the first month of the life of the loans and an additional 0.2% per annum in each month thereafter until

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
the 30th month. Beginning in the 30th month, and in each month thereafter during the life of the loans, 100% of SPA assumes a constant prepayment rate of 6% per annum each month.

    Neither CPR nor SPA nor any other prepayment model or assumption purports to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any particular pool of loans. Moreover, the CPR and SPA models were developed based upon historical prepayment experience for single-family loans. Thus, it is unlikely that the prepayment experience of the Mortgage Loans included in any Trust Fund will conform to any particular level of CPR or SPA.

    The Prospectus Supplement with respect to each series of Certificates will contain tables, if applicable, setting forth the projected weighted average life of each class of Offered Certificates of such series and the percentage of the initial Certificate Balance of each such class that would be outstanding on specified Distribution Dates based on the assumptions stated in such Prospectus Supplement, including assumptions that prepayments on the related Mortgage Loans are made at rates corresponding to various percentages of CPR or SPA, or at such other rates specified in such Prospectus Supplement. Such tables and assumptions will illustrate the sensitivity of the weighted average lives of the Certificates to various assumed prepayment rates and will not be intended to predict, or to provide information that will enable investors to predict, the actual weighted average lives of the Certificates.

CONTROLLED AMORTIZATION CLASSES AND COMPANION CLASSES

    A series of Certificates may include one or more Controlled Amortization Classes that are designed to provide increased protection against prepayment risk by transferring that risk to one or more Companion Classes. If so specified in the related Prospectus Supplement, each Controlled Amortization Class will either be a Planned Amortization Class (a "PAC") or a Targeted Amortization Class (a "TAC"). In general, distributions of principal on a PAC are made in accordance with a specified amortization schedule so long as prepayments on the underlying Mortgage Loans occur within a specified range of constant prepayment rates and, as described below, so long as one or more Companion Classes remain to absorb excess cash flows and make up for shortfalls. For example, if the rate of prepayments is significantly higher than expected, the excess prepayments may retire the Companion Classes much earlier than expected, thus leaving the PAC without further prepayment protection. A TAC is similar to a PAC, but a TAC structure generally does not draw on Companion Classes to make up cash flow shortfalls, and will generally not provide protection to the TAC against the risk that prepayments occur more slowly than expected.

    In general, the reduction of prepayment risk afforded to a Controlled Amortization Class comes at the expense of one or more Companion Classes of the same series (any of which may also be a class of Offered Certificates) which absorb a disproportionate share of the overall prepayment risk of a given structure. As more particularly described in the related Prospectus Supplement, the holders of a Companion Class will receive a disproportionately large share of prepayments when the rate of prepayment exceeds the rate assumed in structuring the Controlled Amortization Class, and (in the case of a Companion Class that supports a PAC) a disproportionately small share of prepayments (or no prepayments) when the rate of prepayment falls below that assumed rate. Thus, as and to the extent described in the related Prospectus Supplement, a Companion Class will absorb a disproportionate share of the risk that a relatively fast rate of prepayments will result in the early retirement of the investment, that is, "call risk", and, if applicable, the risk that a relatively slow rate of prepayments will extend the average life of the investment, that is, "extension risk" that would otherwise be allocated to the related Controlled Amortization Class. Accordingly, Companion Classes can exhibit significant average life variability.

OTHER FACTORS AFFECTING YIELD, WEIGHTED AVERAGE LIFE AND MATURITY

    BALLOON PAYMENTS; EXTENSIONS OF MATURITY. Some or all of the Mortgage Loans included in a particular Trust Fund may require that balloon payments be made at maturity. Because the ability of a borrower to make a balloon payment typically will depend upon its ability either to refinance the loan or to sell the related Mortgaged Property, there is a risk that Mortgage Loans that require balloon payments may default at maturity, or that the maturity of such a Mortgage Loan may be extended in connection with a workout. In the case of defaults, recovery of proceeds may be delayed by, among other things, bankruptcy of the borrower or adverse conditions in the market where the property is located. In order to minimize losses on defaulted Mortgage Loans, the Master Servicer or a Special Servicer, to the extent and under the circumstances set forth herein and in the related Prospectus Supplement, may be authorized to modify Mortgage Loans that are in default or as to which a payment default is imminent. Any defaulted balloon payment or modification that extends the maturity of a Mortgage Loan may delay distributions of principal on a class of Offered Certificates and thereby extend the weighted average life of such Certificates and, if such Certificates were purchased at a discount, reduce the yield thereon.

    NEGATIVE AMORTIZATION. The weighted average life of a class of Certificates can be affected by Mortgage Loans that permit negative amortization. In general, such Mortgage Loans by their terms limit the amount by which scheduled payments may adjust in response to changes in Mortgage Rates and/or provide that scheduled payment amounts will adjust less frequently than the Mortgage Rates. Accordingly, during a period of rising interest rates, the scheduled payment on a Mortgage Loan that permits negative amortization may be less than the amount necessary to amortize the loan fully over its remaining amortization schedule and pay interest at the then applicable Mortgage Rate. In that case, the Mortgage Loan balance would amortize more slowly than necessary to repay it over such schedule and, if the amount of scheduled payment were less than the amount necessary to pay current interest at the applicable Mortgage Rate, the loan balance would negatively amortize to the extent of the amount of the interest shortfall. Conversely, during a period of declining interest rates, the scheduled payment on such a Mortgage Loan may exceed the amount necessary to amortize the loan fully over its remaining amortization schedule and pay interest at the then applicable Mortgage Rate. In that case, the excess would be applied to principal, thereby resulting in amortization at a rate faster than necessary to repay the Mortgage Loan balance over such schedule.

    A slower or negative rate of Mortgage Loan amortization would correspondingly be reflected in a slower or negative rate of amortization for one or more classes of Certificates of the related series. Accordingly, the weighted average lives of Mortgage Loans that permit negative amortization (and that of the classes of Certificates to which any such negative amortization would be allocated or which would bear the effects of a slower rate of amortization on such Mortgage Loans) may increase as a result of such feature. A faster rate of Mortgage Loan amortization will shorten the weighted average life of such Mortgage Loans and, correspondingly, the weighted average lives of those classes of Certificates then entitled to a portion of the principal payments on such Mortgage Loans. The related Prospectus Supplement will describe, if applicable, the manner in which negative amortization in respect of the Mortgage Loans in any Trust Fund is allocated among the respective classes of Certificates of the related series.

    FORECLOSURES AND PAYMENT PLANS. The number of foreclosures and the principal amount of the Mortgage Loans that are foreclosed in relation to the number and principal amount of Mortgage Loans that are repaid in accordance with their terms will affect the weighted average lives of those Mortgage Loans and, accordingly, the weighted average lives of and yields on the Certificates of the related series. Servicing decisions made with respect to the Mortgage Loans, including the use of payment plans prior to a demand for acceleration and the restructuring of Mortgage Loans in bankruptcy proceedings, may also have an effect upon the payment patterns of particular Mortgage Loans and thus the weighted average lives of and yields on the Certificates of the related series.

    LOSSES AND SHORTFALLS ON THE MORTGAGE ASSETS. The yield to holders of the Offered Certificates of any series will directly depend on the extent to which such holders are required to bear the effects of any losses or shortfalls in collections arising out of defaults on the Mortgage Assets in the related Trust Fund and the timing of such losses and shortfalls. In general, the earlier that any such loss or shortfall occurs, the greater will be the negative effect on yield for any class of Certificates that is required to bear the effects thereof.

    The amount of any losses or shortfalls in collections on the Mortgage Assets in any Trust Fund (to the extent not covered or offset by draws on any reserve fund or under any instrument of Credit Support) will be allocated among the respective classes of Certificates of the related series in the priority and manner, and subject to the limitations, specified in the related Prospectus Supplement. As described in the related Prospectus Supplement, such allocations may result in reductions in the entitlements to interest and/or Certificate Balances of one or more such classes of Certificates, or may be effected simply by a prioritization of payments among such classes of Certificates. The yield to maturity on a class of Subordinate Certificates may be extremely sensitive to losses and shortfalls in collections on the Mortgage Assets in the related Trust Fund.

    ADDITIONAL CERTIFICATE AMORTIZATION. In addition to entitling the holders thereof to a specified portion (which may range from none to all) of the principal payments received on the Mortgage Assets in the related Trust Fund, one or more classes of Certificates of any series, including one or more classes of Offered Certificates of such series, may provide for distributions of principal thereof from (i) amounts attributable to interest accrued but not currently distributable on one or more classes of Accrual Certificates, (ii) Excess Funds or (iii) any other amounts described in the related Prospectus Supplement. As specifically set forth in the related Prospectus Supplement, "Excess Funds" will, in general, represent that portion of the amounts distributable in respect of the Certificates of any series on any Distribution Date that represent (i) interest received or advanced on the Mortgage Assets in the related Trust Fund that is in excess of the interest currently distributable on the Certificates of such series, as well as any interest accrued but not currently distributable on any Accrual Certificates of such series or (ii) Prepayment Premiums, payments from Equity Participations or any other amounts received on the Mortgage Assets in the related Trust Fund that do not constitute interest thereon or principal thereof.

    The amortization of any class of Certificates out of the sources described in the preceding paragraph would shorten the weighted average life of such Certificates and, if such Certificates were purchased at a premium, reduce the yield thereon. The related Prospectus Supplement will discuss the relevant factors to be considered in determining whether distributions of principal of any class of Certificates out of such sources would have any material effect on the rate at which such Certificates are amortized.

                                 THE DEPOSITOR

    First Union Commercial Mortgage Securities, Inc., the Depositor, is a North Carolina corporation organized on August 17, 1988 as a wholly-owned subsidiary of First Union National Bank, a national banking association with its main office located in Charlotte, North Carolina. First Union National Bank is a subsidiary of First Union Corporation, a North Carolina corporation registered as a bank holding company under the Bank Holding Company Act of 1956, as amended. The Depositor's principal business is to acquire, hold and/or sell or otherwise dispose of cash flow assets, usually in connection with the securitization of that asset. The Depositor maintains its principal office at 301 South College St., Charlotte, N.C. 28228-0600. Its telephone number is 704-374-6161. There can be no assurance that the Depositor will have any significant assets.

                                USE OF PROCEEDS

    The net proceeds to be received from the sale of the Certificates of any series will be applied by the Depositor to the purchase of Trust Assets or will be used by the Depositor for general corporate purposes. The Depositor expects to sell the Certificates from time to time, but the timing and amount of offerings of Certificates will depend on a number of factors, including the volume of Mortgage Assets acquired by the Depositor, prevailing interest rates, availability of funds and general market conditions.

                        DESCRIPTION OF THE CERTIFICATES

GENERAL

    In the aggregate, the Certificates of each series of Certificates will represent the entire beneficial ownership interest in the Trust Fund created pursuant to the related Pooling Agreement. Each series of Certificates may consist of one or more classes of Certificates (including classes of Offered Certificates), and such class or classes may (i) provide for the accrual of interest thereon at a fixed, variable or adjustable rate; (ii) be senior (collectively, "Senior Certificates") or subordinate (collectively, "Subordinate Certificates") to one or more other classes of Certificates in entitlement to certain distributions on the Certificates; (iii) be entitled to distributions of principal, with disproportionately small, nominal or no distributions of interest (collectively, "Stripped Principal Certificates"); (iv) be entitled to distributions of interest, with disproportionately small, nominal or no distributions of principal (collectively "Stripped Interest Certificates"); (v) provide for distributions of principal and/or interest thereon that commence only after the occurrence of certain events such as the retirement of one or more other classes of Certificates of such series; (vi) provide for distributions of principal to be made, from time to time or for designated periods, at a rate that is faster (and, in some cases, substantially faster) or slower (and, in some cases, substantially slower) than the rate at which payments or other collections of principal are received on the Mortgage Assets in the related Trust Fund; (vii) provide for distributions of principal to be made, subject to available funds, based on a specified principal payment schedule or other methodology; and/or (viii) provide for distributions based on a combination of two or more components thereof with one or more of the characteristics described in this paragraph, including a Stripped Principal Certificate component and a Stripped Interest Certificate component, to the extent of available funds, in each case as described in the related Prospectus Supplement. Any such classes may include classes of Offered Certificates. With respect to Certificates with two or more components, references herein to Certificate Balance, Notional Amount and Pass-Through Rate refer to the principal balance, if any, Notional Amount, if any, and the Pass-Through Rate, if any, for any such component.

    Each class of Offered Certificates of a series will be issued in minimum denominations corresponding to the Certificate Balances or, in case of Stripped Interest Certificates or REMIC Residual Certificates, Notional Amounts or percentage interests specified in the related Prospectus Supplement. As provided in the related Prospectus Supplement, one or more classes of Offered Certificates of any series may be issued in fully registered, definitive form (such Certificates, "Definitive Certificates") or may be offered in book-entry format (such Certificates, "Book-Entry Certificates") through the facilities of DTC. The Offered Certificates of each series (if issued as Definitive Certificates) may be transferred or exchanged, subject to any restrictions on transfer described in the related Prospectus Supplement, at the location specified in the related Prospectus Supplement, without the payment of any service charge, other than any tax or other governmental charge payable in connection therewith. Interests in a class of Book-Entry Certificates will be transferred on the book-entry records of DTC and its participating organizations. See "Risk Factors-- Limited Liquidity", "--Limited Assets" and "--Book-Entry Registration".

DISTRIBUTIONS

    Distributions on the Certificates of each series will be made by or on behalf of the related Trustee or Master Servicer on each Distribution Date as specified in the related Prospectus Supplement from the Available Distribution Amount for such series and such Distribution Date. If so provided in the related Prospectus Supplement, the "Available Distribution Amount" for any series of Certificates and any Distribution Date will refer to the total of all payments or other collections (or advances in lieu thereof) on, under or in respect of the Mortgage Assets and any other assets included in the related Trust Fund that are available for distribution to the Certificateholders of such series on such date. The particular components of the Available Distribution Amount for any series on each Distribution Date will be more specifically described in the related Prospectus Supplement.

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
    Except as otherwise specified in the related Prospectus Supplement, distributions on the Certificates of each series (other than the final distribution in retirement of any such Certificate) will be made to the persons in whose names such Certificates are registered at the close of business on the last business day of the month preceding the month in which the applicable Distribution Date occurs (the "Record Date"), and the amount of each distribution will be determined as of the close of business on the date (the "Determination Date") specified in the related Prospectus Supplement. All distributions with respect to each class of Certificates on each Distribution Date will be allocated pro rata among the outstanding Certificates in such class. Payments will be made either by wire transfer in immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has provided the Trustee or other person required to make such payments with wiring instructions (which may be provided in the form of a standing order applicable to all subsequent distributions) no later than the date specified in the related Prospectus Supplement (and, if so provided in the related Prospectus Supplement, such Certificateholder holds Certificates in the requisite amount or denomination specified therein), or by check mailed to the address of such Certificateholder as it appears on the Certificate Register; provided, however, that the final distribution in retirement of any class of Certificates (whether Definitive Certificates or Book-Entry Certificates) will be made only upon presentation and surrender of such Certificates at the location specified in the notice to Certificateholders of such final distribution.

DISTRIBUTIONS OF INTEREST ON THE CERTIFICATES

    Each class of Certificates of each series (other than certain classes of Stripped Principal Certificates and certain REMIC Residual Certificates that have no Pass-Through Rate) may have a different Pass-Through Rate, which may be fixed, variable or adjustable. The related Prospectus Supplement will specify the Pass-Through Rate or, in the case of a variable or adjustable Pass-Through Rate, the method for determining the Pass-Through Rate, for each class. Unless otherwise specified in the related Prospectus Supplement, interest on the Certificates of each series will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

    Distributions of interest in respect of the Certificates of any class (other than any class of Certificates that will be entitled to distributions of accrued interest commencing only on the Distribution Date, or under the circumstances, specified in the related Prospectus Supplement ("Accrual Certificates"), and other than any class of Stripped Principal Certificates or REMIC Residual Certificates that is not entitled to any distributions of interest) will be made on each Distribution Date based on the Accrued Certificate Interest for such class and such Distribution Date, subject to the sufficiency of the portion of the Available Distribution Amount allocable to such class on such Distribution Date. Prior to the time interest is distributable on any class of Accrual Certificates, the amount of Accrued Certificate Interest otherwise distributable on such class will be added to the Certificate Balance thereof on each Distribution Date. With respect to each class of Certificates (other than certain classes of Stripped Interest Certificates and REMIC Residual Certificates), "Accrued Certificate Interest" for each Distribution Date will be equal to interest at the applicable Pass-Through Rate accrued for a specified period (generally the period between Distribution Dates) on the outstanding Certificate Balance thereof immediately prior to such Distribution Date. Unless otherwise provided in the related Prospectus Supplement, Accrued Certificate Interest for each Distribution Date on Stripped Interest Certificates will be similarly calculated except that it will accrue on a notional amount (a "Notional Amount") that is either (i) based on the principal balances of some or all of the Mortgage Assets in the related Trust Fund or (ii) equal to the Certificate Balances of one or more other classes of Certificates of the same series. Reference to a Notional Amount with respect to a class of Stripped Interest Certificates is solely for convenience in making certain calculations and does not represent the right to receive any distributions of principal. If so specified in the related Prospectus Supplement, the amount of Accrued Certificate Interest that is otherwise distributable on (or, in the case of Accrual Certificates, that may otherwise be added to the Certificate Balance of) one or more classes of the Certificates of a series will be reduced to the extent that any Prepayment Interest Shortfalls, as described under "Yield and Maturity Considerations--Certain Shortfalls in Collections of Interest", exceed the amount of any sums (including, if and to the extent specified in the related Prospectus Supplement, the Master Servicer's servicing compensation) that are applied to offset such shortfalls. The particular manner in which such shortfalls will be allocated among some or all of the classes of Certificates of that series will be specified in the related Prospectus Supplement. The related Prospectus Supplement will also describe the extent to which the amount of Accrued Certificate Interest that is otherwise distributable on (or, in the case of Accrual Certificates, that may otherwise be added to the Certificate Balance of) a class of Offered Certificates may be reduced as a result of any other contingencies, including delinquencies, losses and deferred interest on or in respect of the Mortgage Assets in the related Trust Fund. Unless otherwise provided in the related Prospectus Supplement, any reduction in the amount of Accrued Certificate Interest otherwise distributable on a class of Certificates by reason of the allocation to such class of a portion of any deferred interest on or in respect of the Mortgage Assets in the related Trust Fund will result in a corresponding increase in the Certificate Balance of such class. See "Risk Factors-- Prepayments; Average Life of Certificates; Yields" and "Yield and Maturity Considerations".

DISTRIBUTIONS OF CERTIFICATE PRINCIPAL

    Each class of Certificates of each series (other than certain classes of Stripped Interest Certificates of REMIC Residual Certificates) will have a Certificate Balance which, at any time, will equal the then maximum amount that the holders of Certificates of such class will be entitled to receive in respect of principal out of the future cash flow on the Mortgage Assets and other assets included in the related Trust Fund. The outstanding Certificate Balance of a class of Certificates will be reduced by distributions of principal made thereon from time to time and, if so provided in the related Prospectus Supplement, further by any losses incurred in respect of the related Mortgage Assets allocated thereto from time to time. In turn, the outstanding Certificate Balance of a class of Certificates may be increased as a result of any deferred interest on or in respect of the related Mortgage Assets that is allocated thereto from time to time, and will be increased, in the case of a class of Accrual Certificates prior to the Distribution Date on which distributions of interest thereon are required to commence, by the amount of any Accrued Certificate Interest in respect thereof (reduced as described above). Unless otherwise provided in the related Prospectus Supplement, the initial aggregate Certificate Balance of all classes of a series of Certificates will not be greater than the aggregate outstanding principal balance of the related Mortgage Assets as of the applicable Cut-off Date, after application of scheduled payments due on or before such date, whether or not received. As and to the extent described in the related Prospectus Supplement, distributions of principal with respect to a series of Certificates will be made on each Distribution Date to the holders of the class or classes of Certificates of such series entitled thereto until the Certificate Balances of such Certificates have been reduced to zero. Distributions of principal with respect to one or more classes of Certificates may be made at a rate that is faster (and, in some cases, substantially faster) than the rate at which payments or other collections of principal are received on the Mortgage Assets in the related Trust Fund, may not commence until the occurrence of certain events, such as the retirement of one or more other classes of Certificates of the same series, or may be made at a rate that is slower (and, in some cases, substantially slower) than the rate at which payments or other collections of principal are received on such Mortgage Assets. In addition, distributions of principal with respect to one or more classes of Certificates (each such class, a "Controlled Amortization Class") may be made, subject to available funds, based on a specified principal payment schedule and, with respect to one or more classes of Certificates (each such class, a "Companion Class"), may be contingent on the specified principal payment schedule for a Controlled Amortization Class of the same series and the rate at which payments and other collections of principal on the Mortgage Assets in the related Trust Fund are received. Unless otherwise specified in the related Prospectus Supplement, distributions of principal of any class of Certificates will be made on a pro rata basis among all of the Certificates of such class.

DISTRIBUTIONS ON THE CERTIFICATES IN RESPECT OF PREPAYMENT PREMIUMS OR IN
  RESPECT OF EQUITY PARTICIPATIONS

    If so provided in the related Prospectus Supplement, Prepayment Premiums or payments in respect of Equity Participations received on or in connection with the Mortgage Assets in any Trust Fund will be distributed on each Distribution Date to the holders of the class of Certificates of the related series entitled thereto in accordance with the provisions described in such Prospectus Supplement.

ALLOCATION OF LOSSES AND SHORTFALLS

    The amount of any losses or shortfalls in collections on the Mortgage Assets in any Trust Fund (to the extent not covered or offset by draws on any reserve fund or under any instrument of Credit Support) will be allocated among the respective classes of Certificates of the related series in the priority and manner, and subject to the limitations, specified in the related Prospectus Supplement. As described in the related Prospectus Supplement, such allocations may result in reductions in the entitlements to interest and/or in the Certificate Balances of one or more such classes of Certificates, or may be effected simply by a prioritization of payments among such classes of Certificates.

ADVANCES IN RESPECT OF DELINQUENCIES

    If and to the extent provided in the related Prospectus Supplement, the related Master Servicer and/or another specified person (including a provider of Credit Support) may be obligated to advance, or have the option of advancing, on or before each Distribution Date, from its or their own funds or from excess funds held in the related Certificate Account that are not part of the Available Distribution Amount for the related series of Certificates for such Distribution Date, an amount up to the aggregate of any payments of principal (other than any balloon payments) and interest that were due on or in respect of such Mortgage Loans during the related Due Period and were delinquent on the related Determination Date. Unless otherwise provided in the related Prospectus Supplement, a "Due Period" is the period between Distribution Dates, and scheduled payments on the Mortgage Loans in any Trust Fund that became due during a given Due Period will, to the extent received by the related Determination Date or advanced by the related Master Servicer or other specified person, be distributed on the Distribution Date next succeeding such Determination Date.

    Advances are intended to maintain a regular flow of scheduled interest and principal payments to holders of the class or classes of Certificates entitled thereto, rather than to guarantee or insure against losses. Accordingly, all advances made from the advancing person's own funds will be reimbursable out of related recoveries on the Mortgage Loans (including amounts received under any instrument of Credit Support) respecting which such advances were made (as to any Mortgage Loan, "Related Proceeds") and such other specific sources as may be identified in the related Prospectus Supplement, including in the case of a series that includes one or more classes of Subordinate Certificates, collections on other Mortgage Loans in the related Trust Fund that would otherwise be distributable to the holders of one or more classes of such Subordinate Certificates. No advance will be required to be made by the Master Servicer or by any other person if, in the good faith judgment of the Master Servicer or such other person, such advance would not be recoverable from Related Proceeds or another specifically identified source (any such advance, a "Nonrecoverable Advance"); and, if previously made by a Master Servicer or another person, a Nonrecoverable Advance will be reimbursable from any amounts in the related Certificate Account prior to any distributions being made to the related series of Certificateholders.

    If advances have been made from excess funds in a Certificate Account, the Master Servicer or other person that advanced such funds will be required to replace such funds in the Certificate Account on any future Distribution Date to the extent that funds then in the Certificate Account are insufficient to permit full distributions to Certificateholders on such date. If so specified in the related Prospectus Supplement, the obligation of a Master Servicer or other specified person to make advances may be secured by a cash advance reserve fund or a surety bond. If applicable, information regarding the characteristics of, and the identity of any obligor on, any such surety bond will be set forth in the related Prospectus Supplement.

    If and to the extent so provided in the related Prospectus Supplement, any entity making advances will be entitled to receive interest thereon for the period that such advances are outstanding at the rate specified in such Prospectus Supplement, and such entity will be entitled to payment of such interest periodically from general collections on the Mortgage Loans in the related Trust Fund prior to any payment to Certificateholders or as otherwise provided in the related Pooling Agreement and described in such Prospectus Supplement.

    The Prospectus Supplement for any series of Certificates evidencing an interest in a Trust Fund that includes CMBS will describe any comparable advancing obligation of a party to the related Pooling Agreement or of a party to the related CMBS Agreement.

REPORTS TO CERTIFICATEHOLDERS

    On each Distribution Date, together with the distribution to the holders of each class of the Offered Certificates of a series, a Master Servicer or Trustee, as provided in the related Prospectus Supplement, will forward to each such holder, a statement (a "Distribution Date Statement") that, unless otherwise provided in the related Prospectus Supplement, will set forth, among other things, in each case to the extent applicable:

    (i) the amount of such distribution to holders of Certificates of such class that was applied to reduce the Certificate Balance thereof;

    (ii) the amount of such distribution to holders of Certificates of such class that is allocable to Accrued Certificate Interest;

    (iii) the amount, if any, of such distribution to holders of Certificates of such class that is allocable to (A) Prepayment Premiums and (B) payments on account of Equity Participations;

    (iv) the amount of servicing compensation received by the related Master Servicer (and, if payable directly out of the related Trust Fund, by any Special Servicer and any Sub-Servicer (as defined herein)) and such other customary information as such Master Servicer or the related Trustee, as the case may be, deems necessary, or desirable, or that a Certificateholder reasonably requests, to enable Certificateholders to prepare their tax returns;

    (v) the aggregate amount of advances included in such distribution, and the aggregate amount of unreimbursed advances at the close of business on such Distribution Date;

    (vi) the aggregate principal balance of the related Mortgage Loans on, or as of a specified date shortly prior to, such Distribution Date;

    (vii) the number and aggregate principal balance of any Mortgage Loans in respect of which (A) one scheduled payment is delinquent, (B) two scheduled payments are delinquent, (C) three or more scheduled payments are delinquent and
(D) foreclosure proceedings have been commenced;

    (viii) with respect to each Mortgage Loan that is delinquent in respect of three or more scheduled payments, (A) the loan number thereof, (B) the unpaid balance thereof, (C) whether the delinquency is in respect of any balloon payment, (D) the aggregate amount of unreimbursed servicing expenses and unreimbursed advances in respect thereof, (E) if applicable, the aggregate amount of any interest accrued and payable to the related Master Servicer, a Special Servicer and/or any other entity on related servicing expenses and related advances, (F) whether a notice of acceleration has been sent to the borrower and, if so, the date of such notice and (G) a brief description of the status of any foreclosure proceedings or negotiations with the borrower;

    (ix) with respect to any Mortgage Loan liquidated during the related Prepayment Period (that is, the specified period, generally equal in length to the time period between Distribution Dates, during which prepayments and other unscheduled collections on the Mortgage Loans in the related Trust Fund must be received in order to be distributed on a particular Distribution Date (the "Prepayment Period")) in connection with a default thereon or by reason of being purchased out of the related Trust Fund, (A) the loan number thereof, (B) the manner in which it was liquidated, (C) the aggregate amount of Liquidation Proceeds received, (D) the portion of such Liquidation Proceeds payable or reimbursable to the related Master Servicer or a Special Servicer in respect of such Mortgage Loan and (E) the amount of any loss to Certificateholders;

    (x) with respect to each Mortgaged Property acquired through foreclosure, deed-in-lieu of foreclosure or otherwise ("REO Property") and included in the related Trust Fund as of the end of the related Due Period or Prepayment Period, as applicable, (A) the loan number of the related Mortgage Loan, (B) the date of acquisition, (C) the principal balance of the related Mortgage Loan (calculated as if such Mortgage Loan were still outstanding taking into account certain limited modifications to the terms thereof specified in the related Pooling Agreement), (D) the aggregate amount of unreimbursed servicing expenses and unreimbursed advances in respect thereof and (E) if applicable, the aggregate amount of interest accrued and payable to the related Master Servicer, a Special Servicer and/or any other entity on related servicing expenses and related advances;

    (xi) with respect to any REO Property sold during the related Prepayment Period, (A) the loan number of the related Mortgage Loan, (B) the aggregate amount of sales proceeds, (C) the portion of such sales proceeds payable or reimbursable to the related Master Servicer or a Special Servicer in respect of such REO Property or the related Mortgage Loan and (D) the amount of any loss to Certificateholders in respect of the related Mortgage Loan;

    (xii) the Certificate Balance or Notional Amount, as the case may be, of each class of Certificates (including any class of Certificates not offered hereby) at the close of business on such Distribution Date, separately identifying any reduction in such Certificate Balance due to the allocation of any losses in respect of the related Mortgage Loans and any increase in the Certificate Balance of a class of Accrual Certificates in the event that Accrued Certificate Interest has been added to such balance;

    (xiii) the aggregate amount of principal prepayments made on the Mortgage Loans during the related Prepayment Period;

    (xiv) the amount deposited in or withdrawn from any reserve fund on such Distribution Date, and the amount remaining on deposit in such reserve fund as of the close of business on such Distribution Date;

    (xv) the amount of any Accrued Certificate Interest due but not paid on such class of Offered Certificates at the close of business on such Distribution Date;

    (xvi) if such class of Offered Certificates has a variable Pass-Through Rate or an adjustable Pass-Through Rate, the Pass-Through Rate applicable thereto for such Distribution Date and, if determinable, for the next succeeding Distribution Date; and

    (xvii) if the related Trust Fund includes one or more instruments of Credit Support, such as a letter of credit, an insurance policy and/or a surety bond, the amount of coverage under each such instrument as of the close of business on such Distribution Date.

    In the case of information furnished pursuant to subclauses (i)-(iv) above, the amounts will be expressed as a dollar amount per minimum denomination of the relevant class of Offered Certificates or per a specified portion of such minimum denomination. The Prospectus Supplement for each series of Offered Certificates will describe any additional information to be included in reports to the holders of such Certificates.

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
    Within a reasonable period of time after the end of each calendar year, the related Master Servicer or Trustee, as the case may be, will be required to furnish to each person who at any time during the calendar year was a holder of an Offered Certificate a statement containing the information set forth in subclauses (i)-(iv) above, aggregated for such calendar year or the applicable portion thereof during which such person was a Certificateholder. Such obligation will be deemed to have been satisfied to the extent that substantially comparable information is provided pursuant to any requirements of the Code as are from time to time in force. See, however, "Description of the Certificates--Book-Entry Registration and Definitive Certificates".

    If the Trust Fund for a series of Certificates includes CMBS, the ability of the related Master Servicer or Trustee, as the case may be, to include in any Distribution Date Statement information regarding the mortgage loans underlying such CMBS will depend on the reports received with respect to such CMBS. In such cases, the related Prospectus Supplement will describe the loan-specific information to be included in the Distribution Date Statements that will be forwarded to the holders of the Offered Certificates of that series in connection with distributions made to them.

VOTING RIGHTS

    The Voting Rights evidenced by each series of Certificates will be allocated among the respective classes of such series in the manner described in the related Prospectus Supplement.

    Certificateholders will generally have a right to vote only with respect to required consents to certain amendments to the related Pooling Agreement and as otherwise specified in the related Prospectus Supplement. See "Description of the Pooling Agreements--Amendment". The holders of specified amounts of Certificates of a particular series will have the collective right to remove the related Trustee and also to cause the removal of the related Master Servicer in the case of an Event of Default on the part of the Master Servicer. See "Description of thePooling Agreements--Events of Default", "--Rights Upon Event of Default" and "--Resignation and Removal of the Trustee".

TERMINATION

    The obligations created by the Pooling Agreement for each series of Certificates will terminate upon the payment (or provision for payment) to Certificateholders of that series of all amounts held in the related Certificate Account, or otherwise by the related Master Servicer or Trustee or by a Special Servicer, and required to be paid to such Certificateholders pursuant to such Pooling Agreement following the earlier of (i) the final payment or other liquidation of the last Mortgage Asset subject thereto or the disposition of all property acquired upon foreclosure of any Mortgage Loan subject thereto and (ii) the purchase of all of the assets of the related Trust Fund by the party entitled to effect such termination, under the circumstances and in the manner that will be described in the related Prospectus Supplement. Written notice of termination of a Pooling Agreement will be given to each Certificateholder of the related series, and the final distribution will be made only upon presentation and surrender of the Certificates of such series at the location to be specified in the notice of termination.

    If so specified in the related Prospectus Supplement, a series of Certificates will be subject to optional early termination through the repurchase of the assets in the related Trust Fund by a party that will be specified therein, under the circumstances and in the manner set forth therein. If so provided in the related Prospectus Supplement, upon the reduction of the Certificate Balance of a specified class or classes of Certificates by a specified percentage or amount, a party identified therein will be authorized or required to solicit bids for the purchase of all the assets of the related Trust Fund, or of a sufficient portion of such assets to retire such class or classes, under the circumstances and in the manner set forth therein. In any event, unless otherwise disclosed in the applicable Prospectus Supplement, any such repurchase or purchase shall be at a price or prices that are generally based upon the unpaid principal balance of, plus accrued interest on, all Mortgage Loans (other than Mortgage Loans secured by REO Properties) then included in a Trust Fund and the fair market value of all REO Properties then included in the Trust Fund, which may or may not result in full payment of the aggregate Certificate Balance plus accrued interest and any undistributed shortfall in interest for the then outstanding Certificates. Any sale of Trust Fund assets will be without recourse to the Trust and/or Certificateholders, provided, however, that there can be no assurance that in all events a court would accept such a contractual stipulation.

BOOK-ENTRY REGISTRATION AND DEFINITIVE CERTIFICATES

    If so provided in the related Prospectus Supplement, one or more classes of the Offered Certificates of any series will be offered in book-entry format through the facilities of The Depository Trust Company, and each such class will be represented by one or more global Certificates registered in the name of DTC or its nominee.

    DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking corporation" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds securities that its Participants deposit with DTC. DTC also facilitates the settlement among Participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book entry changes in their accounts, thereby eliminating the need for physical movement of securities certificates. "Direct Participants", which maintain accounts with DTC, include securities brokers and dealers, banks, trust companies and clearing corporations and may include certain other organizations. DTC is owned by a number of its Direct Participants and by the New York Stock Exchange, Inc., the American Stock Exchange, Inc., and the National Association of Securities Dealers, Inc. Access to the DTC system also is available to others such as securities brokers and dealers, banks and trust companies that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly ("Indirect Participants"). The rules applicable to DTC and its Participants are on file with the Commission.

    Purchases of Book-Entry Certificates under the DTC system must be made by or through Direct Participants, which will receive a credit for the Book-Entry Certificates on DTC's records. The ownership interest of each actual purchaser of a Book-Entry Certificate (a "Certificate Owner") will in turn be recorded on the records of Direct and Indirect Participants. Certificate Owners will not receive written confirmation from DTC of their purchases, but Certificate Owners are expected to receive written confirmations providing details of such transactions, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which each Certificate Owner entered into the transaction. Transfers of ownership interest in the Book-Entry Certificates will be accomplished by entries made on the books of Participants acting on behalf of Certificate Owners. Certificate Owners will not receive certificates representing their ownership interests in the Book-Entry Certificates, except in the event that use of the book-entry system for the Book-Entry Certificates of any series is discontinued as described below.

    DTC will not know the identity of actual Certificate Owners of the Book-Entry Certificates; DTC's records reflect only the identity of the Direct Participants to whose accounts such Certificates are credited. The Participants will remain responsible for keeping account of their holdings on behalf of their customers. Notices and other communications conveyed by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Certificate Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

    Distributions on the Book-Entry Certificates will be made to DTC. DTC's practice is to credit Direct Participants' accounts on the related Distribution Date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payment on such date. Disbursement of such distributions by Participants to Certificate Owners will be governed by standing

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
instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in "street name", and will be the responsibility of each such Participant (and not of DTC, the Depositor or any Trustee or Master Servicer), subject to any statutory or regulatory requirements as may be in effect from time to time. Under a book-entry system, Certificate Owners may receive payments after the related Distribution Date.

    As may be provided in the related Prospectus Supplement, the only "Certificateholder'(as such term is used in the related Pooling Agreement) of a Book-Entry Certificate will be the nominee of DTC, and the Certificate Owners will not be recognized as Certificateholders under the Pooling Agreement. Certificate Owners will be permitted to exercise the rights of Certificateholders under the related Pooling Agreement only indirectly through the Participants who in turn will exercise their rights through DTC. The Depositor is informed that DTC will take action permitted to be taken by a Certificateholder under a Pooling Agreement only at the direction of one or more Participants to whose account with DTC interests in the Book-Entry Certificates are credited.

    Because DTC can act only on behalf of Participants, who in turn act on behalf of Indirect Participants and certain Certificate Owners, the ability of a Certificate Owner to pledge its interest in Book-Entry Certificates to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of its interest in Book-Entry Certificates, may be limited due to the lack of a physical certificate evidencing such interest.

    As may be specified in the related Prospectus Supplement, Certificates initially issued in book-entry form will be issued as Definitive Certificates to Certificate Owners or their nominees, rather than to DTC or its nominee, only if
(i) the Depositor advises the Trustee in writing that DTC is no longer willing or able to properly discharge its responsibilities as depository with respect to such Certificates and the Depositor is unable to locate a qualified successor or
(ii) the Depositor, at its option, elects to terminate the book-entry system through DTC with respect to such Certificates. Upon the occurrence of either of the events described in the preceding sentence, DTC will be required to notify all Participants of the availability through DTC of Definitive Certificates. Upon surrender by DTC of the certificate or certificates representing a class of Book-Entry Certificates, together with instructions for reregistration, the Trustee or other designated party will be required to issue to the Certificate Owners identified in such instructions the Definitive Certificates to which they are entitled, and thereafter the holders of such Definitive Certificates will be recognized as Certificateholders under the related Pooling Agreement.

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
                     DESCRIPTION OF THE POOLING AGREEMENTS

GENERAL

    The Certificates of each series will be issued pursuant to a pooling and servicing agreement or other agreement specified in the related Prospectus Supplement (in either case, a "Pooling Agreement"). In general, the parties to a Pooling Agreement will include the Depositor, the Trustee, the Master Servicer and, in some cases, a Special Servicer appointed as of the date of the Pooling Agreement. However, a Pooling Agreement that relates to a Trust Fund that consists solely of CMBS may not include a Master Servicer or other servicer as a party. All parties to each Pooling Agreement under which Certificates of a series are issued will be identified in the related Prospectus Supplement.

    A form of a pooling and servicing agreement has been filed as an exhibit to the Registration Statement of which this Prospectus is a part. However, the provisions of each Pooling Agreement will vary depending upon the nature of the Certificates to be issued thereunder and the nature of the related Trust Fund. The following summaries describe certain provisions that may appear in a Pooling Agreement under which Certificates that evidence interests in Mortgage Loans will be issued. The Prospectus Supplement for a series of Certificates will describe any provision of the related Pooling Agreement that materially differs from the description thereof contained in this Prospectus and, if the related Trust Fund includes CMBS, will summarize all of the material provisions of the related Pooling Agreement. The summaries herein do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all of the provisions of the Pooling Agreement for each series of Certificates and the description of such provisions in the related Prospectus Supplement. As used herein with respect to any series, the term "Certificate" refers to all of the Certificates of that series, whether or not offered hereby and by the related Prospectus Supplement, unless the context otherwise requires. The Depositor will provide a copy of the Pooling Agreement (without exhibits) that relates to any series of Certificates without charge upon written request of a holder of a Certificate of such series addressed to First Union Commercial Mortgage Securities, Inc., One First Union Center, Charlotte, N.C. 28288-0166, Attention:
Securitization Services.

ASSIGNMENT OF MORTGAGE ASSETS; REPURCHASES

    As set forth in the related Prospectus Supplement, generally at the time of issuance of any series of Certificates, the Depositor will assign (or cause to be assigned) to the designated Trustee the Mortgage Loans to be included in the related Trust Fund, together with, unless otherwise specified in the related Prospectus Supplement, all principal and interest to be received on or with respect to such Mortgage Loans after the Cut-off Date, other than principal and interest due on or before the Cut-off Date. The Trustee will, concurrently with such assignment, deliver the Certificates to or at the direction of the Depositor in exchange for the Mortgage Loans and the other assets to be included in the Trust Fund for such series. Each Mortgage Loan will be identified in a schedule appearing as an exhibit to the related Pooling Agreement. Such schedule generally will include detailed information that pertains to each Mortgage Loan included in the related Trust Fund, which information will typically include the address of the related Mortgaged Property and type of such property; the Mortgage Rate and, if applicable, the applicable index, gross margin, adjustment date and any rate cap information; the original and remaining term to maturity; the original amortization term; the original and outstanding principal balance; and the Loan-to-Value Ratio and Debt Service Coverage Ratio as of the date indicated.

    With respect to each Mortgage Loan to be included in a Trust Fund, the Depositor will deliver (or cause to be delivered) to the related Trustee (or to a custodian appointed by the Trustee) certain loan documents which will include the original Mortgage Note endorsed, without recourse, to the order of the Trustee, the original Mortgage (or a certified copy thereof) with evidence of recording indicated thereon and an assignment of the Mortgage to the Trustee in recordable form. The related Pooling Agreement will require that the Depositor or other party thereto promptly cause each such assignment of Mortgage to be recorded in the appropriate public office for real property records.

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    The related Trustee (or the custodian appointed by the Trustee) will be required to review the Mortgage Loan documents within a specified period of days after receipt thereof, and the Trustee (or the custodian) will hold such documents in trust for the benefit of the Certificateholders of the related series. Unless otherwise specified in the related Prospectus Supplement, if any such document is found to be missing or defective, in either case such that interests of the Certificateholders are materially and adversely affected, the Trustee (or such custodian) will be required to notify the Master Servicer and the Depositor, and the Master Servicer will be required to notify the relevant Mortgage Asset Seller. In that case, and if the Mortgage Asset Seller cannot deliver the document or cure the defect within a specified number of days after receipt of such notice, then unless otherwise specified in the related Prospectus Supplement, the Mortgage Asset Seller will be obligated to replace the related Mortgage Loan or repurchase it from the Trustee at a price that will be specified in the related Prospectus Supplement.

    If so provided in the related Prospectus Supplement, the Depositor will, as to some or all of the Mortgage Loans, assign or cause to be assigned to the Trustee the related Lease Assignments. In certain cases, the Trustee, or Master Servicer, as applicable, may collect all moneys under the related Leases and distribute amounts, if any, required under the Leases for the payment of maintenance, insurance and taxes, to the extent specified in the related Leases. The Trustee, or if so specified in the Prospectus Supplement, the Master Servicer, as agent for the Trustee, may hold the Leases in trust for the benefit of the Certificateholders.

    With respect to each CMBS in certificate form, the Depositor will deliver or cause to be delivered to the Trustee (or the custodian) the original certificate or other definitive evidence of such CMBS together with bond power or other instruments, certifications or documents required to transfer fully such CMBS to the Trustee for the benefit of the Certificateholders. With respect to each CMBS in uncertificated or book-entry form or held through a "clearing corporation" within the meaning of the New York Uniform Commercial Code, the Depositor and the Trustee will cause such CMBS to be registered directly or on the books of such clearing corporation or of a financial intermediary in the name of the Trustee for the benefit of the Certificateholders. Unless otherwise provided in the related Prospectus Supplement, the related Pooling Agreement will require that either the Depositor or the Trustee promptly cause any CMBS in certificated form not registered in the name of the Trustee to be reregistered, with the applicable persons, in the name of the Trustee.

REPRESENTATIONS AND WARRANTIES; REPURCHASES

    The Depositor will, with respect to each Mortgage Loan in the related Trust Fund, make or assign certain representations and warranties, (the person making such representations and warranties, the "Warranting Party") covering, by way of example: (i) the accuracy of the information set forth for such Mortgage Loan on the schedule of Mortgage Loans appearing as an exhibit to the related Pooling Agreement; (ii) the enforceability of the related Mortgage Note and Mortgage and the existence of title insurance insuring the lien priority of the related Mortgage; (iii) the Warranting Party's title to the Mortgage Loan and the authority of the Warranting Party to sell the Mortgage Loan; and (iv) the payment status of the Mortgage Loan. Each Warranting Party will be identified in the related Prospectus Supplement.

    Each Pooling Agreement will provide that the Master Servicer and/or Trustee will be required to notify promptly any Warranting Party of any breach of any representation or warranty made by it in respect of a Mortgage Loan that materially and adversely affects the interests of the related Certificateholders. If such Warranting Party cannot cure such breach within a specified period following the date on which it was notified of such breach, then, unless otherwise provided in the related Prospectus Supplement, it will be obligated to repurchase such Mortgage Loan from the Trustee within a specified period at a price that will be specified in the related Prospectus Supplement. If so provided in the Prospectus Supplement for a series of Certificates, a Warranting Party, in lieu of repurchasing a Mortgage Loan as to which a breach has occurred, will have the option, exercisable upon certain conditions and/or within a specified period after

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initial issuance of such series of Certificates, to replace such Mortgage Loan with one or more other mortgage loans, in accordance with standards that will be described in the Prospectus Supplement. This repurchase or substitution obligation may constitute the sole remedy available to holders of Certificates of any series for a breach of representation and warranty by a Warranting Party. Moreover, neither the Depositor (unless it is the Warranting Party) nor the Master Servicer will be obligated to purchase or replace a Mortgage Loan if a Warranting Party defaults on its obligation to do so.

    The dates as of which representations and warranties have been made by a Warranting Party will be specified in the related Prospectus Supplement. In some cases, such representations and warranties will have been made as of a date prior to the date upon which the related series of Certificates is issued, and thus may not address events that may occur following the date as of which they were made. However, the Depositor will not include any Mortgage Loan in the Trust Fund for any series of Certificates if anything has come to the Depositor's attention that would cause it to believe that the representations and warranties made in respect of such Mortgage Loan will not be accurate in all material respects as of such date of issuance.

CERTIFICATE ACCOUNT

    GENERAL. The Master Servicer and/or the Trustee will, as to each Trust Fund, establish and maintain or cause to be established and maintained Certificate Accounts for the collection of payments on the related Mortgage Loans, which will be established so as to comply with the standards of each Rating Agency that has rated any one or more classes of Certificates of the related series. As described in the related Prospectus Supplement, a Certificate Account may be maintained either as an interest-bearing or a non-interest-bearing account, and the funds held therein may be held as cash or invested in United States government securities and other investment grade obligations specified in the related Pooling Agreement ("Permitted Investments"). Any interest or other income earned on funds in the Certificate Account will be paid to the related Master Servicer or Trustee as additional compensation. If permitted by such Rating Agency or Agencies and so specified in the related Prospectus Supplement, a Certificate Account may contain funds relating to more than one series of mortgage pass-through certificates and may contain other funds representing payments on mortgage loans owned by the related Master Servicer or serviced by it on behalf of others.

    DEPOSITS. Unless otherwise provided in the related Pooling Agreement and described in the related Prospectus Supplement, the related Master Servicer, Trustee or Special Servicer will be required to deposit or cause to be deposited in the Certificate Account for each Trust Fund within a certain period following receipt (in the case of collections and payments), the following payments and collections received, or advances made, by the Master Servicer, the Trustee or any Special Servicer subsequent to the Cut-off Date (other than payments due on or before the Cut-off Date):

        (i) all payments on account of principal, including principal prepayments, on the Mortgage Loans;

        (ii) all payments on account of interest on the Mortgage Loans, including any default interest collected, in each case net of any portion thereof retained by the Master Servicer, any Special Servicer or Sub-Servicer as its servicing compensation or as compensation to the Trustee;

       (iii) all proceeds received under any hazard, title or other insurance policy that provides coverage with respect to a Mortgaged Property or the related Mortgage Loan (other than proceeds applied to the restoration of the property or released to the related borrower in accordance with the customary servicing practices of the Master Servicer (or, if applicable, a Special Servicer) and/or the terms and conditions of the related Mortgage (collectively, "Insurance Proceeds") and all other amounts received and retained in connection with the liquidation of defaulted Mortgage Loans or property acquired in respect thereof, by foreclosure or otherwise ("Liquidation Proceeds"), together with the

                                       57
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    net operating income (less reasonable reserves for future expenses) derived from the operation of any Mortgaged Properties acquired by the Trust Fund through foreclosure or otherwise;

        (iv) any amounts paid under any instrument or drawn from any fund that constitutes Credit Support for the related series of Certificates as described under "Description of Credit Support";

        (v) any advances made as described under "Description of the Certificates--Advances in Respect of Delinquencies";

        (vi) any amounts paid under any Cash Flow Agreement, as described under "Description of the Trust Funds--Cash Flow Agreements";

       (vii) all proceeds of the purchase of any Mortgage Loan, or property acquired in respect thereof, by the Depositor, any Mortgage Asset Seller or any other specified person as described under "--Assignment of Mortgage Assets; Repurchases" and "--Representations and Warranties; Repurchases", all proceeds of the purchase of any defaulted Mortgage Loan as described under "--Realization Upon Defaulted Mortgage Loans", and all proceeds of any Mortgage Asset purchased as described under "Description of the Certificates--Termination" (all of the foregoing, also, "Liquidation Proceeds");

      (viii) any amounts paid by the Master Servicer to cover Prepayment Interest Shortfalls arising out of the prepayment of Mortgage Loans as described under "--Servicing Compensation and Payment of Expenses";

        (ix) to the extent that any such item does not constitute additional servicing compensation to the Master Servicer or a Special Servicer, any payments on account of modification or assumption fees, late payment charges, Prepayment Premiums or Equity Participations on the Mortgage Loans;

        (x) all payments required to be deposited in the Certificate Account with respect to any deductible clause in any blanket insurance policy described under "--Hazard Insurance Policies";

        (xi) any amount required to be deposited by the Master Servicer or the Trustee in connection with losses realized on investments for the benefit of the Master Servicer or the Trustee, as the case may be, of funds held in the Certificate Account; and

       (xii) any other amounts required to be deposited in the Certificate Account as provided in the related Pooling Agreement and described in the related Prospectus Supplement.

    WITHDRAWALS. Unless otherwise provided in the related Pooling Agreement and described in the related Prospectus Supplement, a Master Servicer, Trustee or Special Servicer may make withdrawals from the Certificate Account for each Trust Fund for any of the following purposes:

        (i) to make distributions to the Certificateholders on each Distribution Date;

        (ii) to reimburse the Master Servicer or any other specified person for unreimbursed amounts advanced by it as described under "Description of the Certificates--Advances in Respect of Delinquencies", such reimbursement to be made out of amounts received which were identified and applied by the Master Servicer as late collections of interest (net of related servicing fees) on and principal of the particular Mortgage Loans with respect to which the advances were made or out of amounts drawn under any form of Credit Support with respect to such Mortgage Loans;

       (iii) to reimburse the Master Servicer or a Special Servicer for unpaid servicing fees earned by it and certain unreimbursed servicing expenses incurred by it with respect to Mortgage Loans in the Trust Fund and properties acquired in respect thereof, such reimbursement to be made out of amounts that represent Liquidation Proceeds and Insurance Proceeds collected on the particular Mortgage Loans and properties, and net income collected on the particular properties, with respect to

                                       58
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    which such fees were earned or such expenses were incurred or out of amounts drawn under any form of Credit Support with respect to such Mortgage Loans and properties;

        (iv) to reimburse the Master Servicer or any other specified person for any advances described in clause (ii) above made by it, any servicing expenses referred to in clause (iii) above incurred by it and any servicing fees earned by it, which, in the good faith judgment of the Master Servicer or such other person, will not be recoverable from the amounts described in clauses (ii) and (iii), respectively, such reimbursement to be made from amounts collected on other Mortgage Loans in the related Trust Fund or, if and to the extent so provided by the related Pooling Agreement and described in the related Prospectus Supplement, only from that portion of amounts collected on such other Mortgage Loans that is otherwise distributable on one or more classes of Subordinate Certificates of the related series;

        (v) if and to the extent described in the related Prospectus Supplement, to pay the Master Servicer, a Special Servicer or another specified entity (including a provider of Credit Support) interest accrued on the advances described in clause (ii) above made by it and the servicing expenses described in clause (iii) above incurred by it while such remain outstanding and unreimbursed;

        (vi) to pay for costs and expenses incurred by the Trust Fund for environmental site assessments performed with respect to Mortgaged Properties that constitute security for defaulted Mortgage Loans, and for any containment, clean-up or remediation of hazardous wastes and materials present on such Mortgaged Properties, as described under "--Realization Upon Defaulted Mortgage Loans";

       (vii) to reimburse the Master Servicer, the Depositor, or any of their respective directors, officers, employees and agents, as the case may be, for certain expenses, costs and liabilities incurred thereby, as and to the extent described under "--Certain Matters Regarding the Master Servicer and the Depositor";

      (viii) if and to the extent described in the related Prospectus Supplement, to pay the fees of the Trustee;

        (ix) to reimburse the Trustee or any of its directors, officers, employees and agents, as the case may be, for certain expenses, costs and liabilities incurred thereby, as and to the extent described under "--Certain Matters Regarding the Trustee";

        (x) to pay the Master Servicer or the Trustee, as additional compensation, interest and investment income earned in respect of amounts held in the Certificate Account;

        (xi) to pay (generally from related income) for costs incurred in connection with the operation, management and maintenance of any Mortgaged Property acquired by the Trust Fund by foreclosure or otherwise;

       (xii) if one or more elections have been made to treat the Trust Fund or designated portions thereof as a REMIC, to pay any federal, state or local taxes imposed on the Trust Fund or its assets or transactions, as and to the extent described under "Material Federal Income Tax Consequences-- REMICS--Taxation of Owners of REMIC Residual Certificates--Prohibited Transactions Tax and Other Taxes";

      (xiii) to pay for the cost of an independent appraiser or other expert in real estate matters retained to determine a fair sale price for a defaulted Mortgage Loan or a property acquired in respect thereof in connection with the liquidation of such Mortgage Loan or property;

       (xiv) to pay for the cost of various opinions of counsel obtained pursuant to the related Pooling Agreement for the benefit of Certificateholders;

       (xv) to make any other withdrawals permitted by the related Pooling Agreement and described in the related Prospectus Supplement; and

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       (xvi) to clear and terminate the Certificate Account upon the termination of the Trust Fund.

COLLECTION AND OTHER SERVICING PROCEDURES

    The Master Servicer for any mortgage pool, directly or through Sub-Servicers, will be required to make reasonable efforts to collect all scheduled Mortgage Loan payments and will be required to follow such collection procedures as it would follow with respect to mortgage loans that are comparable to such Mortgage Loans and held for its own account, provided such procedures are consistent with (i) the terms of the related Pooling Agreement and any related instrument of Credit Support included in the related Trust Fund, (ii) applicable law and (iii) the servicing standard specified in the Pooling Agreement and in the related Prospectus Supplement (the "Servicing Standard").

    The Master Servicer will also be required to perform other customary functions of a servicer of comparable loans, including maintaining escrow or impound accounts for payment of taxes, insurance premiums and similar items, or otherwise monitoring the timely payment of those items; attempting to collect delinquent payments; supervising foreclosures; conducting property inspections on a periodic or other basis; managing REO Properties; and maintaining servicing records relating to the Mortgage Loans. Generally, the Master Servicer will be responsible for filing and settling claims in respect of particular Mortgage Loans under any applicable instrument of Credit Support. See "Description of Credit Support".

MODIFICATIONS, WAIVERS AND AMENDMENTS OF MORTGAGE LOANS

    A Master Servicer may agree to modify, waive or amend any term of any Mortgage Loan serviced by it in a manner consistent with the Servicing Standard; provided that the modification, waiver or amendment will not (i) affect the amount or timing of any scheduled payments of principal or interest on the Mortgage Loan or (ii) in the judgment of the Master Servicer, materially impair the security for the Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon. A Master Servicer also may agree to any other modification, waiver or amendment if, in its judgment (x) a material default on the Mortgage Loan has occurred or a payment default is imminent and (y) such modification, waiver or amendment is reasonably likely to produce a greater recovery with respect to the Mortgage Loan on a present value basis than would liquidation.

SUB-SERVICERS

    A Master Servicer may delegate its servicing obligations in respect of the Mortgage Loans serviced by it to one or more third-party servicers (each, a "Sub-Servicer"), but the Master Servicer will remain liable for such obligations under the related Pooling Agreement unless otherwise provided in the related Prospectus Supplement. Unless otherwise provided in the related Prospectus Supplement, each sub-servicing agreement between a Master Servicer and a Sub-Servicer (a "Sub-Servicing Agreement") must provide that, if for any reason the Master Servicer is no longer acting in such capacity, the Trustee or any successor Master Servicer may assume the Master Servicer's rights and obligations under such Sub-Servicing Agreement.

    Generally, the Master Servicer will be solely liable for all fees owed by it to any Sub-Servicer, irrespective of whether the Master Servicer's compensation pursuant to the related Pooling Agreement is sufficient to pay such fees. Each Sub-Servicer will be reimbursed by the Master Servicer for certain expenditures which it makes, generally to the same extent the Master Servicer would be reimbursed under a Pooling Agreement. See "--Certificate Account" and "--Servicing Compensation and Payment of Expenses".

SPECIAL SERVICERS

    If and to the extent specified in the related Prospectus Supplement, a special servicer (the "Special Servicer") may be a party to the related Pooling Agreement or may be appointed by the Master Servicer or

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another specified party to perform certain specified duties (for example, the servicing of defaulted Mortgage Loans) in respect of the servicing of the related Mortgage Loans. The Master Servicer will be liable for the performance of a Special Servicer only if, and to the extent, set forth in such Prospectus Supplement.

REALIZATION UPON DEFAULTED MORTGAGE LOANS

    A borrower's failure to make required Mortgage Loan payments may mean that operating income is insufficient to service the mortgage debt, or may reflect the diversion of that income from the servicing of the mortgage debt. In addition, a borrower that is unable to make Mortgage Loan payments may also be unable to make timely payment of taxes and to otherwise maintain and insure the related Mortgaged Property. In general, the related Master Servicer will be required to monitor any Mortgage Loan that is in default, evaluate whether the causes of the default can be corrected over a reasonable period without significant impairment of the value of the related Mortgaged Property, initiate corrective action in cooperation with the borrower if cure is likely, inspect the related Mortgaged Property and take such other actions as are consistent with the Servicing Standard. A significant period of time may elapse before the Master Servicer is able to assess the success of any such corrective action or the need for additional initiatives.

    The time within which the Master Servicer can make the initial determination of appropriate action, evaluate the success of corrective action, develop additional initiatives, institute foreclosure proceedings and actually foreclose (or accept a deed to a Mortgaged Property in lieu of foreclosure) on behalf of the Certificateholders may vary considerably depending on the particular Mortgage Loan, the Mortgaged Property, the borrower, the presence of an acceptable party to assume the Mortgage Loan and the laws of the jurisdiction in which the Mortgaged Property is located. If a borrower files a bankruptcy petition, the Master Servicer may not be permitted to accelerate the maturity of the related Mortgage Loan or to foreclose on the Mortgaged Property for a considerable period of time. See "Certain Legal Aspects of Mortgage Loans and Leases".

    A Pooling Agreement may grant to the Master Servicer, a Special Servicer, a provider of Credit Support and/or the holder or holders of certain classes of Certificates of the related series a right of first refusal to purchase from the Trust Fund, at a predetermined purchase price (which, if insufficient to fully fund the entitlements of Certificateholders to principal and interest thereon, will be specified in the related Prospectus Supplement), any Mortgage Loan as to which a specified number of scheduled payments are delinquent. In addition, unless otherwise specified in the related Prospectus Supplement, the Master Servicer may offer to sell any defaulted Mortgage Loan if and when the Master Servicer determines, consistent with the Servicing Standard, that such a sale would produce a greater recovery on a present value basis than would liquidation of the related Mortgaged Property. Generally, the related Pooling Agreement will require that the Master Servicer accept the highest cash bid received from any person (including itself, an affiliate of the Master Servicer or any Certificateholder) that constitutes a fair price for such defaulted Mortgage Loan. In the absence of any bid determined in accordance with the related Pooling Agreement to be fair, the Master Servicer will generally be required to proceed with respect to such defaulted Mortgage Loan as described below.

    If a default on a Mortgage Loan has occurred or, in the Master Servicer's judgment, is imminent, the Master Servicer, on behalf of the Trustee, may at any time institute foreclosure proceedings, exercise any power of sale contained in the related Mortgage, obtain a deed in lieu of foreclosure, or otherwise acquire title to the related Mortgaged Property, by operation of law or otherwise, if such action is consistent with the Servicing Standard. Unless otherwise specified in the related Prospectus Supplement, the Master Servicer may not, however, acquire title to any Mortgaged Property or take any other action that would cause the Trustee, for the benefit of Certificateholders of the related series, or any other specified person to be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or an "operator" of such Mortgaged Property within the meaning of certain federal environmental laws, unless

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the Master Servicer has previously determined, based on a report prepared by a person who regularly conducts environmental audits (which report will be an expense of the Trust Fund), that:

        (i) either the Mortgaged Property is in compliance with applicable environmental laws and regulations or, if not, that taking such actions as are necessary to bring the Mortgaged Property into compliance therewith is reasonably likely to produce a greater recovery on a present value basis than not taking such actions; and

        (ii) either there are no circumstances or conditions present at the Mortgaged Property relating to the use, management or disposal of hazardous materials for which investigation, testing, monitoring, containment, cleanup or remediation could be required under any applicable environmental laws and regulations or, if such circumstances or conditions are present for which any such action could reasonably be expected to be required, taking such actions with respect to the Mortgaged Property is reasonably likely to produce a greater recovery on a present value basis than not taking such actions. See "Certain Legal Aspects of Mortgage Loans and Leases--Environmental Considerations".

    If title to any Mortgaged Property is acquired by a Trust Fund as to which a REMIC election has been made, the Master Servicer, on behalf of the Trust Fund, will be required to sell the Mortgaged Property by the end of the third calendar year following the year of acquisition or unless (i) the Internal Revenue Service grants an extension of time to sell such property or (ii) the Trustee receives an opinion of independent counsel to the effect that the holding of the property by the Trust Fund for more than three years after the end of the calendar year in which it was acquired will not result in the imposition of a tax on the Trust Fund or cause the Trust Fund to fail to qualify as a REMIC under the Code at any time that any Certificate is outstanding. Subject to the foregoing, the Master Servicer will generally be required to solicit bids for any Mortgaged Property so acquired in such a manner as will be reasonably likely to realize a fair price for such property. If the Trust Fund acquires title to any Mortgaged Property, the Master Servicer, on behalf of the Trust Fund, may retain an independent contractor to manage and operate such property. The retention of an independent contractor, however, will not relieve the Master Servicer of its obligation to manage such Mortgaged Property in a manner consistent with the Servicing Standard.

    If Liquidation Proceeds collected with respect to a defaulted Mortgage Loan are less than the outstanding principal balance of the defaulted Mortgage Loan plus interest accrued thereon plus the aggregate amount of reimbursable expenses incurred by the Master Servicer with respect to such Mortgage Loan, the Trust Fund will realize a loss in the amount of such difference. The Master Servicer will be entitled to reimburse itself from the Liquidation Proceeds recovered on any defaulted Mortgage Loan (prior to the distribution of such Liquidation Proceeds to Certificateholders), amounts that represent unpaid servicing compensation in respect of the Mortgage Loan, unreimbursed servicing expenses incurred with respect to the Mortgage Loan and any unreimbursed advances of delinquent payments made with respect to the Mortgage Loan.

    If any Mortgaged Property suffers damage that the proceeds, if any, of the related hazard insurance policy are insufficient to fully restore, the Master Servicer will not be required to expend its own funds to restore the damaged property unless (and to the extent not otherwise provided in the related Prospectus Supplement) it determines (i) that such restoration will increase the proceeds to Certificateholders on liquidation of the Mortgage Loan after reimbursement of the Master Servicer for its expenses and (ii) that such expenses will be recoverable by it from related Insurance Proceeds or Liquidation Proceeds.

HAZARD INSURANCE POLICIES

    Each Pooling Agreement may require the related Master Servicer to cause each Mortgage Loan borrower to maintain a hazard insurance policy that provides for such coverage as is required under the related Mortgage or, if the Mortgage permits the holder thereof to dictate to the borrower the insurance coverage to be maintained on the related Mortgaged Property, such coverage as is consistent with the requirements of the Servicing Standard. Such coverage generally will be in an amount equal to the lesser of

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the principal balance owing on such Mortgage Loan and the replacement cost of the Mortgaged Property, but in either case not less than the amount necessary to avoid the application of any co-insurance clause contained in the hazard insurance policy. The ability of the Master Servicer to assure that hazard insurance proceeds are appropriately applied may be dependent upon its being named as an additional insured under any hazard insurance policy and under any other insurance policy referred to below, or upon the extent to which information concerning covered losses is furnished by borrowers. All amounts collected by the Master Servicer under any such policy (except for amounts to be applied to the restoration or repair of the Mortgaged Property or released to the borrower in accordance with the Master Servicer's normal servicing procedures and/or to the terms and conditions of the related Mortgage and Mortgage Note) will be deposited in the related Certificate Account. The Pooling Agreement may provide that the Master Servicer may satisfy its obligation to cause each borrower to maintain such a hazard insurance policy by maintaining a blanket policy insuring against hazard losses on all of the Mortgage Loans in the related Trust Fund. If such blanket policy contains a deductible clause, the Master Servicer will be required, in the event of a casualty covered by such blanket policy, to deposit in the related Certificate Account all sums that would have been deposited therein but for such deductible clause.

    In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements of the property by fire, lightning, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions specified in each policy. Although the policies covering the Mortgaged Properties will be underwritten by different insurers under different state laws in accordance with different applicable state forms, and therefore will not contain identical terms and conditions, most such policies typically do not cover any physical damage resulting from war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mudflows), wet or dry rot, vermin, domestic animals and certain other kinds of risks.

    The hazard insurance policies covering the Mortgaged Properties will typically contain co-insurance clauses that in effect require an insured at all times to carry insurance of a specified percentage (generally 80% to 90%) of the full replacement value of the improvements on the property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, such clauses generally provide that the insurer's liability in the event of partial loss does not exceed the lesser of (i) the replacement cost of the improvements less physical depreciation and (ii) such proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of such improvements.

DUE-ON-SALE AND DUE-ON-ENCUMBRANCE PROVISIONS

    Certain of the Mortgage Loans may contain a due-on-sale clause that entitles the lender to accelerate payment of the Mortgage Loan upon any sale or other transfer of the related Mortgaged Property made without the lender's consent. Certain of the Mortgage Loans may also contain a due-on-encumbrance clause that entitles the lender to accelerate the maturity of the Mortgage Loan upon the creation of any other lien or encumbrance upon the Mortgaged Property. The Master Servicer will determine whether to exercise any right the Trustee may have under any such provision in a manner consistent with the Servicing Standard. Unless otherwise specified in the related Prospectus Supplement, the Master Servicer will be entitled to retain as additional servicing compensation any fee collected in connection with the permitted transfer of a Mortgaged Property. See "Certain Legal Aspects of Mortgage Loans and Leases--Due-on-Sale and Due-on Encumbrance".

SERVICING COMPENSATION AND PAYMENT OF EXPENSES

    Generally, a Master Servicer's primary servicing compensation with respect to a series of Certificates will come from the periodic payment to it of a portion of the interest payments on each Mortgage Loan in the related Trust Fund. Since that compensation is generally based on a percentage of the principal balance

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of each such Mortgage Loan outstanding from time to time, it will decrease in accordance with the amortization of the Mortgage Loans. The Prospectus Supplement with respect to a series of Certificates may provide that, as additional compensation, the Master Servicer may retain all or a portion of late payment charges, Prepayment Premiums, modification fees and other fees collected from borrowers and any interest or other income that may be earned on funds held in the Certificate Account. Any Sub-Servicer will receive a portion of the Master Servicer's compensation as its sub-servicing compensation.

    In addition to amounts payable to any Sub-Servicer, a Master Servicer may be required, to the extent provided in the related Prospectus Supplement, to pay from amounts that represent its servicing compensation certain expenses incurred in connection with the administration of the related Trust Fund, including, without limitation, payment of the fees and disbursements of independent accountants and payment of expenses incurred in connection with distributions and reports to Certificateholders. Certain other expenses, including certain expenses related to Mortgage Loan defaults and liquidations and, to the extent so provided in the related Prospectus Supplement, interest on such expenses at the rate specified therein, and the fees of the Trustee and any Special Servicer, may be required to be borne by the Trust Fund.

    If and to the extent provided in the related Prospectus Supplement, the Master Servicer may be required to apply a portion of the servicing compensation otherwise payable to it in respect of any period to Prepayment Interest Shortfalls. See "Yield and Maturity Considerations--Certain Shortfalls in Collections of Interest".

EVIDENCE AS TO COMPLIANCE

    Each Pooling Agreement may require that, on or before a specified date in each year, the Master Servicer cause a firm of independent public accountants to furnish a statement to the Trustee to the effect that, based on an examination by such firm conducted substantially in compliance with either the Uniform Single Audit Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC, the servicing by or on behalf of the Master Servicer of mortgage loans under pooling and servicing agreements substantially similar to each other (which may include the related Pooling Agreement) was conducted through the preceding calendar year or other specified twelve-month period in compliance with the terms of such agreements except for any significant exceptions or errors in records that, in the opinion of such firm, either the Audit Program for Mortgages serviced for FHLMC or paragraph 4 of the Uniform Single Audit Program for Mortgage Bankers, as the case may be, requires it to report. Each Pooling Agreement will also provide for delivery to the Trustee, on or before a specified date in each year, of a statement signed by one or more officers of the Master Servicer to the effect that the Master Servicer has fulfilled its material obligations under the Pooling Agreement throughout the preceding calendar year or other specified twelve-month period.

    Copies of the annual accountants' statement and the statement of officers of a Master Servicer will be made available to Certificateholders without charge upon written request to the Master Servicer.

CERTAIN MATTERS REGARDING THE MASTER SERVICER AND THE DEPOSITOR

    The Master Servicer under a Pooling Agreement may be an affiliate of the Depositor and may have other normal business relationships with the Depositor or the Depositor's affiliates. The related Pooling Agreement may permit the Master Servicer to resign from its obligations thereunder only upon a determination that such obligations are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it at the date of the Pooling Agreement. No such resignation will become effective until the Trustee or a successor servicer has assumed the Master Servicer's obligations and duties under the Pooling Agreement. Unless otherwise specified in the related Prospectus Supplement, the Master Servicer will also be required to maintain a fidelity bond and errors and omissions policy that provides coverage against losses that may be sustained as a result of

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an officer's or employee's misappropriation of funds, errors and omissions or negligence, subject to certain limitations as to amount of coverage, deductible amounts, conditions, exclusions and exceptions.

    Each Pooling Agreement may further provide that none of the Master Servicer, the Depositor and any director, officer, employee or agent of either of them will be under any liability to the related Trust Fund or Certificateholders for any action taken, or not taken, in good faith pursuant to the Pooling Agreement or for errors in judgment; provided, however, that none of the Master Servicer, the Depositor and any such person will be protected against any breach of a representation, warranty or covenant made in such Pooling Agreement, or against any expense or liability that such person is specifically required to bear pursuant to the terms of such Pooling Agreement, or against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of obligations or duties thereunder or by reason of reckless disregard of such obligations and duties. Unless otherwise specified in the related Prospectus Supplement, each Pooling Agreement will further provide that the Master Servicer, the Depositor and any director, officer, employee or agent of either of them will be entitled to indemnification by the related Trust Fund against any loss, liability or expense incurred in connection with the Pooling Agreement or the related series of Certificates; provided, however, that such indemnification will not extend to any loss, liability or expense (i) that such person is specifically required to bear pursuant to the terms of such agreement, or is incidental to the performance of obligations and duties thereunder and is not reimbursable pursuant to the Pooling Agreement;
(ii) incurred in connection with any breach of a representation, warranty or covenant made in the Pooling Agreement; (iii) incurred by reason of misfeasance, bad faith or gross negligence in the performance of obligations or duties under the Pooling Agreement, or by reason of reckless disregard of such obligations or duties; or (iv) incurred in connection with any violation of any state or federal securities law. In addition, each Pooling Agreement will provide that neither the Master Servicer nor the Depositor will be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its respective responsibilities under the Pooling Agreement and that in its opinion may involve it in any expense or liability. However, each of the Master Servicer and the Depositor will be permitted, in the exercise of its discretion, to undertake any such action that it may deem necessary or desirable with respect to the enforcement and/or protection of the rights and duties of the parties to the Pooling Agreement and the interests of the Certificateholders thereunder. In such event, the legal expenses and costs of such action, and any liability resulting therefrom, will be expenses, costs and liabilities of the Certificateholders, and the Master Servicer or the Depositor, as the case may be, will be entitled to charge the related Certificate Account therefor.

    Subject, in certain circumstances, to the satisfaction of certain conditions that may be required in the related Pooling Agreement, any person into which the Master Servicer or the Depositor may be merged or consolidated, or any person resulting from any merger or consolidation to which the Master Servicer or the Depositor is a party, or any person succeeding to the business of the Master Servicer or the Depositor, will be the successor of the MasterServicer or the Depositor, as the case may be, under the related Pooling Agreement.

EVENTS OF DEFAULT

    An "Event of Default" for a Series of Certificates under the related Pooling Agreement generally will include (i) any failure by the Master Servicer to distribute or cause to be distributed to Certificateholders, or to remit to the Trustee for distribution to Certificateholders in a timely manner, any amount required to be so distributed or remitted, which failure continues unremedied for five days after written notice of such failure has been given to the Master Servicer by the Trustee or the Depositor, or to the Master Servicer, the Depositor and the Trustee by Certificateholders entitled to not less than 25% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for such series, (ii) any failure by the Master Servicer duly to observe or perform in any material respect any of its other covenants or obligations under the Pooling Agreement which continues unremedied for 60 days after written notice of such failure has been given to the Master Servicer by the Trustee or the Depositor, or to the Master

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Servicer, the Depositor and the Trustee by Certificateholders entitled to not less than 25% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for such series; and (iii) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings in respect of or relating to the Master Servicer and certain actions by or on behalf of the Master Servicer indicating its insolvency or inability to pay its obligations. Material variations to the foregoing Events of Default (other than to add thereto or shorten cure periods or eliminate notice requirements) will be specified in the related Prospectus Supplement.

RIGHTS UPON EVENT OF DEFAULT

    So long as an Event of Default under a Pooling Agreement remains unremedied, the Depositor or the Trustee will be authorized, and at the direction of Certificateholders entitled to not less than 51% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for such series, the Trustee will be required, to terminate all of the rights and obligations of the Master Servicer as master servicer under the Pooling Agreement, whereupon the Trustee will succeed to all of the responsibilities, duties and liabilities of the Master Servicer under the Pooling Agreement (except that if the Master Servicer is required to make advances in respect of Mortgage Loan delinquencies, but the Trustee is prohibited by law from obligating itself to do so, or if the related Prospectus Supplement so specifies, the Trustee will not be obligated to make such advances) and will be entitled to similar compensation arrangements. If the Trustee is unwilling or unable so to act, it may (or, at the written request of Certificateholders entitled to at least 51% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for such series, it will be required
to) appoint, or petition a court of competent jurisdiction to appoint, a loan servicing institution that (unless otherwise provided in the related Prospectus Supplement) is acceptable to each Rating Agency that assigned ratings to the Offered Certificates of such series to act as successor to the Master Servicer under the Pooling Agreement. Pending such appointment, the Trustee will be obligated to act in such capacity.

    No Certificateholder will have the right under any Pooling Agreement to institute any proceeding with respect thereto unless such holder previously has given to the Trustee written notice of default and unless Certificateholders entitled to at least 25% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for the related series shall have made written request upon the Trustee to institute such proceeding in its own name as Trustee thereunder and shall have offered to the Trustee reasonable indemnity, and the Trustee for 60 days (or such other period specified in the related Prospectus Supplement) shall have neglected or refused to institute any such proceeding. The Trustee, however, will be under no obligation to exercise any of the trusts or powers vested in it by any Pooling Agreement or to make any investigation of matters arising thereunder or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the holders of Certificates of the related series, unless such Certificateholders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

AMENDMENT

    Each Pooling Agreement may be amended by the parties thereto, without the consent of any of the holders of the related Certificates, (i) to cure any ambiguity, (ii) to correct a defective provision therein or to correct, modify or supplement any provision therein that may be inconsistent with any other provision therein, (iii) to add any other provisions with respect to matters or questions arising under the Pooling Agreement that are not inconsistent with the provisions thereof, (iv) to comply with any requirements imposed by the Code or
(v) for any other purpose; provided that such amendment (other than an amendment for the purpose specified in clause (iv) above) may not (as evidenced by an opinion of counsel to such effect satisfactory to the Trustee) adversely affect in any material respect the interests of any such holder. Each Pooling Agreement may also be amended for any purpose by the parties, with the consent of Certificateholders entitled to at least 51% (or such other percentage specified in the related Prospectus

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Supplement) of the Voting Rights for the related series allocated to the affected classes; provided, however, that no such amendment may (x) reduce in any manner the amount of, or delay the timing of, payments received or advanced on Mortgage Loans that are required to be distributed in respect of any Certificate without the consent of the holder of such Certificate, (y) adversely affect in any material respect the interests of the holders of any class of Certificates, in a manner other than as described in clause (x), without the consent of the holders of all Certificates of such class or (z) modify the provisions of the Pooling Agreement described in this paragraph without the consent of the holders of all Certificates of the related series. However, unless otherwise specified in the related Pooling Agreement, the Trustee will be prohibited from consenting to any amendment of a Pooling Agreement pursuant to which a REMIC election is to be or has been made unless the Trustee shall first have received an opinion of counsel to the effect that such amendment will not result in the imposition of a tax on the related Trust Fund or cause the related Trust Fund to fail to qualify as a REMIC at any time that the related Certificates are outstanding.

LIST OF CERTIFICATEHOLDERS

    Upon written request of any Certificateholder of record made for purposes of communicating with other holders of Certificates of the same series with respect to their rights under the related Pooling Agreement, the Trustee or other specified person will afford such Certificateholder access, during normal business hours, to the most recent list of Certificateholders of that series then maintained by such person.

THE TRUSTEE

    The Trustee under each Pooling Agreement will be named in the related Prospectus Supplement. The commercial bank, national banking association, banking corporation or trust company that serves as Trustee may have typical banking relationships with the Depositor and its affiliates and with any Master Servicer and its affiliates.

DUTIES OF THE TRUSTEE

    The Trustee for a series of Certificates will make no representation as to the validity or sufficiency of the related Pooling Agreement, the Certificates or any Mortgage Loan or related document and will not be accountable for the use or application by or on behalf of any Master Servicer of any funds paid to the Master Servicer or any Special Servicer in respect of the Certificates or the Mortgage Loans, or any funds deposited into or withdrawn from the Certificate Account or any other account by or on behalf of the Master Servicer or any Special Servicer. If no Event of Default has occurred and is continuing, the Trustee will be required to perform only those duties specifically required under the related Pooling Agreement. However, upon receipt of any of the various certificates, reports or other instruments required to be furnished to it pursuant to the Pooling Agreement, the Trustee will be required to examine such documents and to determine whether they conform to the requirements of the Pooling Agreement.

CERTAIN MATTERS REGARDING THE TRUSTEE

    The Trustee for a series of Certificates may be entitled to indemnification, from amounts held in the related Certificate Account, for any loss, liability or expense incurred by the Trustee in connection with the Trustee's acceptance or administration of its trusts under the related Pooling Agreement; provided, however, that such indemnification will not extend to any loss, liability or expense that constitutes a specific liability imposed on the Trustee pursuant to the Pooling Agreement, or to any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence on the part of the Trustee in the performance of its obligations and duties thereunder, or by reason of its reckless disregard of such obligations or duties, or as may arise from a breach of any representation, warranty or covenant of the Trustee made therein. As and to the extent described in the related Prospectus Supplement, the fees and normal disbursements of any Trustee may be the expense of the related Master Servicer or other specified person or may be required to be borne by the related Trust Fund.

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RESIGNATION AND REMOVAL OF THE TRUSTEE

    The Trustee for a series of Certificates will be permitted at any time to resign from its obligations and duties under the related Pooling Agreement by giving written notice thereof to the Depositor. Upon receiving such notice of resignation, the Master Servicer (or such other person as may be specified in the related Prospectus Supplement) will be required to use reasonable efforts to promptly appoint a successor trustee. If no successor trustee shall have accepted an appointment within a specified period after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction to appoint a successor trustee.

    Unless otherwise provided in the related Prospectus Supplement, if at any time the Trustee ceases to be eligible to continue as such under the related Pooling Agreement, or if at any time the Trustee becomes incapable of acting, or if certain events of (or proceedings in respect of) bankruptcy or insolvency occur with respect to the Trustee, the Depositor will be authorized to remove the Trustee and appoint a successor trustee. In addition, unless otherwise provided in the related Prospectus Supplement, holders of the Certificates of any series entitled to at least 51% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for such series may at any time (with or without cause) remove the Trustee and appoint a successor trustee.

    Any resignation or removal of the Trustee and appointment of a successor trustee will not become effective until acceptance of appointment by the successor trustee.

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                         DESCRIPTION OF CREDIT SUPPORT

GENERAL

    Credit Support may be provided with respect to one or more classes of the Certificates of any series, or with respect to the related Mortgage Assets. Credit Support may be in the form of overcollateralization, a letter of credit, the subordination of one or more classes of Certificates, the use of a pool insurance policy or guarantee insurance, the establishment of one or more reserve funds or another method of Credit Support described in the related Prospectus Supplement, or any combination of the foregoing. If so provided in the related Prospectus Supplement, any form of Credit Support may provide credit enhancement for more than one series of Certificates to the extent described therein.

    The Credit Support generally will not provide protection against all risks of loss and will not guarantee payment to Certificateholders of all amounts to which they are entitled under the related Pooling Agreement. If losses or shortfalls occur that exceed the amount covered by the Credit Support or that are not covered by the Credit Support, Certificateholders will bear their allocable share of deficiencies. Moreover, if a form of Credit Support covers more than one series of Certificates, holders of Certificates of one series will be subject to the risk that such Credit Support will be exhausted by the claims of the holders of Certificates of one or more other series before the former receive their intended share of such coverage.

    If Credit Support is provided with respect to one or more classes of Certificates of a series, or with respect to the related Mortgage Assets, the related Prospectus Supplement will include a description of (i) the nature and amount of coverage under such Credit Support, (ii) any conditions to payment thereunder not otherwise described herein, (iii) the conditions (if any) under which the amount of coverage under such Credit Support may be reduced and under which such Credit Support may be terminated or replaced and (iv) the material provisions relating to such Credit Support. Additionally, the related Prospectus Supplement will set forth certain information with respect to the obligor under any instrument of Credit Support, generally including (w) a brief description of its principal business activities, (x) its principal place of business, place of incorporation and the jurisdiction under which it is chartered or licensed to do business, (y) if applicable, the identity of the regulatory agencies that exercise primary jurisdiction over the conduct of its business and (z) its total assets, and its stockholders equity or policyholders' surplus, if applicable, as of a date that will be specified in the Prospectus Supplement. See "Risk Factors--Credit Support Limitations".

SUBORDINATE CERTIFICATES

    If so specified in the related Prospectus Supplement, one or more classes of Certificates of a series may be Subordinate Certificates. To the extent specified in the related Prospectus Supplement, the rights of the holders of Subordinate Certificates to receive distributions from the Certificate Account on any Distribution Date will be subordinated to the corresponding rights of the holders of Senior Certificates. If so provided in the related Prospectus Supplement, the subordination of a class may apply only in the event of (or may be limited to) certain types of losses or shortfalls. The related Prospectus Supplement will set forth information concerning the amount of subordination provided by a class or classes of Subordinate Certificates in a series, the circumstances under which such subordination will be available and the manner in which the amount of subordination will be made available.

CROSS-SUPPORT PROVISIONS

    If the Mortgage Assets in any Trust Fund are divided into separate groups, each supporting a separate class or classes of Certificates of a series, Credit Support may be provided by cross-support provisions requiring that distributions be made on Senior Certificates evidencing interests in one group of Mortgage Assets prior to distributions on Subordinate Certificates evidencing interests in a different group of

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Mortgage Assets within the Trust Fund. The Prospectus Supplement for a series that includes a cross-support provision will describe the manner and conditions for applying such provisions.

INSURANCE OR GUARANTEES WITH RESPECT TO MORTGAGE LOANS

    If so provided in the Prospectus Supplement for a series of Certificates, Mortgage Loans included in the related Trust Fund will be covered for certain default risks by insurance policies or guarantees. To the extent material, a copy of each such instrument will accompany the Current Report on Form 8-K to be filed with the Commission within 15 days of issuance of the Certificates of the related series.

LETTER OF CREDIT

    If so provided in the Prospectus Supplement for a series of Certificates, deficiencies in amounts otherwise payable on such Certificates or certain classes thereof will be covered by one or more letters of credit, issued by a bank or financial institution specified in such Prospectus Supplement (the "L/C Bank"). Under a letter of credit, the L/C Bank will be obligated to honor draws thereunder in an aggregate fixed dollar amount, net of unreimbursed payments thereunder, generally equal to a percentage specified in the related Prospectus Supplement of the aggregate principal balance of the Mortgage Assets on the related Cut-off Date or of the initial aggregate Certificate Balance of one or more classes of Certificates. If so specified in the related Prospectus Supplement, the letter of credit may permit draws only in the event of certain types of losses and shortfalls. The amount available under the letter of credit will, in all cases, be reduced to the extent of the unreimbursed payments thereunder and may otherwise be reduced as described in the related Prospectus Supplement. The obligations of the L/C Bank under the letter of credit for each series of Certificates will expire at the earlier of the date specified in the related Prospectus Supplement or the termination of the Trust Fund. A copy of any such letter of credit will accompany the Current Report on Form 8-K to be filed with the Commission within 15 days of issuance of the Certificates of the related series.

CERTIFICATE INSURANCE AND SURETY BONDS

    If so provided in the Prospectus Supplement for a series of Certificates, deficiencies in amounts otherwise payable on such Certificates or certain classes thereof will be covered by insurance policies and/ or surety bonds provided by one or more insurance companies or sureties. Such instruments may cover, with respect to one or more classes of Certificates of the related series, timely distributions of interest and/ or full distributions of principal on the basis of a schedule of principal distributions set forth in or determined in the manner specified in the related Prospectus Supplement. A copy of any such instrument will accompany the Current Report on Form 8-K to be filed with the Commission within 15 days of issuance of the Certificates of the related series.

RESERVE FUNDS

    If so provided in the Prospectus Supplement for a series of Certificates, deficiencies in amounts otherwise payable on such Certificates or certain classes thereof will be covered (to the extent of available funds) by one or more reserve funds in which cash, a letter of credit, Permitted Investments, a demand note or a combination thereof will be deposited, in the amounts specified in such Prospectus Supplement. If so specified in the related Prospectus Supplement, the reserve fund for a series may also be funded over time by a specified amount of the collections received on the related Mortgage Assets.

    Amounts on deposit in any reserve fund for a series, together with the reinvestment income thereon, if any, will be applied for the purposes, in the manner, and to the extent specified in the related Prospectus Supplement. If so specified in the related Prospectus Supplement, reserve funds may be established to provide protection only against certain types of losses and shortfalls. Following each Distribution Date,

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amounts in a reserve fund in excess of any amount required to be maintained therein may be released from the reserve fund under the conditions and to the extent specified in the related Prospectus Supplement.

    If so specified in the related Prospectus Supplement, amounts deposited in any reserve fund will be invested in Permitted Investments. Unless otherwise specified in the related Prospectus Supplement, any reinvestment income or other gain from such investments will be credited to the related reserve fund for such series, and any loss resulting from such investments will be charged to such reserve fund. However, such income may be payable to any related Master Servicer or another service provider as additional compensation for its services. The reserve fund, if any, for a series will not be a part of the Trust Fund unless otherwise specified in the related Prospectus Supplement.

CREDIT SUPPORT WITH RESPECT TO CMBS

    If so provided in the Prospectus Supplement for a series of Certificates, any CMBS included in the related Trust Fund and/or the related underlying mortgage loans may be covered by one or more of the types of Credit Support described herein. The related Prospectus Supplement for any series of Certificates evidencing an interest in a Trust Fund that includes CMBS will describe to the extent information is available and deemed material, any similar forms of Credit Support that are provided by or with respect to, or are included as part of the trust fund evidenced by or providing security for, such CMBS. The type, characteristic and amount of Credit Support will be determined based on the characteristics of the Mortgage Assets and other factors and will be established, in part, on the basis of requirements of each Rating Agency rating the Certificates of such series. If so specified in the related Prospectus Supplement, any such Credit Support may apply only in the event of certain types of losses or delinquencies and the protection against losses or delinquencies provided by such Credit Support will be limited.

               CERTAIN LEGAL ASPECTS OF MORTGAGE LOANS AND LEASES

    The following discussion contains general summaries of certain legal aspects of loans secured by commercial and multifamily residential properties. Because such legal aspects are governed by applicable state law (which laws may differ substantially), the summaries do not purport to be complete, to reflect the laws of any particular state, or to encompass the laws of all states in which the security for the Mortgage Loans (or mortgage loans underlying any CMBS) is situated. Accordingly, the summaries are qualified in their entirety by reference to the applicable laws of those states. See "Description of the Trust Funds-- Mortgage Loans--Leases". For purposes of the following discussion, "Mortgage Loan" includes a mortgage loan underlying a CMBS.

GENERAL

    Each Mortgage Loan will be evidenced by a note or bond and secured by an instrument granting a security interest in real property, which may be a mortgage, deed of trust or a deed to secure debt, depending upon the prevailing practice and law in the state in which the related Mortgaged Property is located. Mortgages, deeds of trust and deeds to secure debt are herein collectively referred to as "mortgages". A mortgage creates a lien upon, or grants a title interest in, the real property covered thereby, and represents the security for the repayment of the indebtedness customarily evidenced by a promissory note. The priority of the lien created or interest granted will depend on the terms of the mortgage and, in some cases, on the terms of separate subordination agreements or intercreditor agreements with others that hold interests in the real property, the knowledge of the parties to the mortgage and, generally, the order of recordation of the mortgage in the appropriate public recording office. However, the lien of a recorded mortgage will generally be subordinate to later-arising liens for real estate taxes and assessments and other charges imposed under governmental police powers. Additionally, in some states, mechanic's and materialman's liens have priority over mortgage liens.

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    The mortgagee's authority under a mortgage, the trustee's authority under a deed of trust and the grantee's authority under a deed to secure debt are governed by the express provisions of the related instrument, the law of the state in which the real property is located, certain federal laws (including, without limitation, the Soldiers' and Sailors' Civil Relief Act of 1940) and, in some deed of trust transactions, the directions of the beneficiary.

TYPES OF MORTGAGE INSTRUMENTS

    There are two parties to a mortgage: a mortgagor (the borrower and usually the owner of the subject property) and a mortgagee (the lender). In a mortgage, the mortgagor grants a lien on the subject property in favor of the mortgagee. A deed of trust is a three-party instrument, among a trustor (the equivalent of a borrower), a trustee to whom the real property is conveyed, and a beneficiary (the lender) for whose benefit the conveyance is made. Under a deed of trust, the trustor grants the property to the trustee, in trust, irrevocably until the debt is paid, and generally with a power of sale. A deed to secure debt typically has two parties. The borrower, or grantor, conveys title to the real property to the grantee, or lender, generally with a power of sale, until such time as the debt is repaid. In a case where the borrower is a land trust, there would be an additional party to a mortgage instrument because legal title to the property is held by a land trustee under a land trust agreement for the benefit of the borrower. At origination of a mortgage loan involving a land trust, the borrower generally executes a separate undertaking to make payments on the mortgage note. The mortgagee's authority under a mortgage, the trustee's authority under a deed of trust and the grantee's authority under a deed to secure debt are governed by the express provisions of the related instrument, the law of the state in which the real property is located, certain federal laws and, in some deed of trust transactions, the directions of the beneficiary. References herein and in any Prospectus Supplement to "mortgage" shall include a mortgage, a deed of trust or a deed to secure debt, as the case may be.

LEASES AND RENTS

    Mortgages that encumber income-producing property often contain an assignment of rents and leases, pursuant to which the borrower assigns to the lender the borrower's right, title and interest as landlord under each lease and the income derived therefrom, while (unless rents are to be paid directly to the lender) retaining a revocable license to collect the rents for so long as there is no default. If the borrower defaults, the license terminates and the lender is entitled to collect the rents. Local law may require that the lender take possession of the property and/or obtain a court-appointed receiver before becoming entitled to collect the rents.

    In most states, hotel and motel room rates are considered accounts receivable under the Uniform Commercial Code ("UCC"); in cases where hotels or motels constitute loan security, the rates are generally pledged by the borrower as additional security for the loan. In general, the lender must file financing statements in order to perfect its security interest in the rates and must file continuation statements, generally every five years, to maintain perfection of such security interest. Even if the lender's security interest in room rates is perfected under the UCC, it will generally be required to commence a foreclosure action or otherwise take possession of the property in order to collect the room rates following a default. See "--Bankruptcy Laws".

PERSONALTY

    In the case of certain types of mortgaged properties, such as hotels, motels and nursing homes, personal property (to the extent owned by the borrower and not previously pledged) may constitute a significant portion of the property's value as security. The creation and enforcement of liens on personal property are governed by the UCC. Accordingly, if a borrower pledges personal property as security for a mortgage loan, the lender generally must file UCC financing statements in order to perfect its security

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interest therein, and must file continuation statements, generally every five years, to maintain that perfection.

COOPERATIVE LOANS

    If specified in the related Prospectus Supplement, the Mortgage Loans may consist of loans secured by "blanket mortgages" on the property owned by cooperative housing corporations (each a "Cooperative"). If specified in the related Prospectus Supplement, the Mortgage Loans may consist of cooperative apartment loans ("Cooperative Loans") secured by security interests in shares issued by Cooperatives and in the related proprietary leases or occupancy agreements granting exclusive rights to occupy specific dwelling units in the Cooperatives' buildings. The security agreement will create a lien upon, or grant a title interest in, the property which it covers, the priority of which will depend on the terms of the particular security agreement as well as the order of recordation of the agreement in the appropriate recording office. Such a lien or title interest is not prior to the lien for real estate taxes and assessments and other charges imposed under governmental police powers.

    A Cooperative generally owns in fee or has a leasehold interest in land and owns in fee or leases the building or buildings thereon and all separate dwelling units in the buildings. The Cooperative is owned by tenant-stockholders who, through ownership of stock or shares in the corporation, receive proprietary lease or occupancy agreements which confer exclusive rights to occupy specific units. Generally, a tenant-stockholder of a Cooperative must make a monthly payment to the Cooperative representing such tenant-stockholder's pro rata share of the Cooperative's payments for its blanket mortgage, real property taxes, maintenance expenses and other capital or ordinary expenses. The Cooperative is directly responsible for property management and, in most cases, payment of real estate taxes, other governmental impositions and hazard and liability insurance. If there is a blanket mortgage or mortgages on the Cooperative apartment building or underlying land, as is generally the case, or an underlying lease of the land, as is the case in some instances, the Cooperative, as property mortgagor, or lessee, as the case may be, is also responsible for meeting these mortgage or rental obligations. A blanket mortgage is ordinarily incurred by the Cooperative in connection with either the construction or purchase of the Cooperative's apartment building or obtaining of capital by the Cooperative. The interest of the occupant under proprietary leases or occupancy agreements as to which that Cooperative is the landlord are generally subordinate to the interest of the holder of a blanket mortgage and to the interest of the holder of a land lease. If the Cooperative is unable to meet the payment obligations (i) arising under a blanket mortgage, the mortgagee holding a blanket mortgage could foreclose on that mortgage and terminate all subordinate proprietary leases and occupancy agreements, or (ii) arising under its land lease, the holder of the landlord's interest under the land lease could terminate it and all subordinate proprietary leases and occupancy agreements. Also, a blanket mortgage on a Cooperative may provide financing in the form of a mortgage that does not fully amortize, with a significant portion of principal being due in one final payment at maturity. The inability of the Cooperative to refinance a mortgage and its consequent inability to make such final payment could lead to foreclosure by the mortgagee. Similarly, a land lease has an expiration date and the inability of the Cooperative to extend its term, or, in the alternative, to purchase the land, could lead to termination of the Cooperatives' interest in the property and termination of all proprietary leases and occupancy agreements. Upon foreclosure of a blanket mortgage on a Cooperative, the lender would normally be required to take the Mortgaged Property subject to state and local regulations that afford tenants who are not shareholders various rent control and other protections. A foreclosure by the holder of a blanket mortgage or the termination of the underlying lease could eliminate or significantly diminish the value of any collateral held by a party who financed the purchase of cooperative shares by an individual tenant stockholder.

    An ownership interest in a Cooperative and accompanying occupancy rights are financed through a cooperative share loan evidenced by a promissory note and secured by an assignment of and a security interest in the occupancy agreement or proprietary lease and a security interest in the related cooperative

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shares. The lender generally takes possession of the share certificate and a counterpart of the proprietary lease or occupancy agreement and a financing statement covering the proprietary lease or occupancy agreement and the cooperative shares are filed in the appropriate state and local offices to perfect the lender's interest in its collateral. Subject to the limitations discussed below, upon default of the tenant-stockholder, the lender may sue for judgment on the promissory note, dispose of the collateral at a public or private sale or otherwise proceed against the collateral or tenant-stockholder as an individual as provided in the security agreement covering the assignment of the proprietary lease or occupancy agreement and the pledge of cooperative shares. See "--Foreclosure--Cooperative Loans" below.

JUNIOR MORTGAGES; RIGHTS OF SENIOR LENDERS

    Some of the Mortgage Loans included in a Trust Fund may be secured by mortgage instruments that are subordinate to mortgage instruments held by other lenders. The rights of the Trust Fund (and therefore the Certificateholders), as holder of a junior mortgage instrument, are subordinate to those of the senior lender, including the prior rights of the senior lender to receive rents, hazard insurance and condemnation proceeds and to cause the Mortgaged Property to be sold upon borrower's default and thereby extinguish the Trust Fund's junior lien unless the Master Servicer or Special Servicer asserts its subordinate interest in a property in a foreclosure litigation or satisfies the defaulted senior loan. As discussed more fully below, in many states a junior lender may satisfy a defaulted senior loan in full, adding the amounts expended to the balance due on the junior loan. Absent a provision in the senior mortgage instrument, no notice of default is required to be given to the junior lender.

    The form of the mortgage instrument used by many institutional lenders confers on the lender the right both to receive all proceeds collected under any hazard insurance policy and all awards made in connection with any condemnation proceedings, and (subject to any limits imposed by applicable state law) to apply such proceeds and awards to any indebtedness secured by the mortgage instrument in such order as the lender may determine. Thus, if improvements on a property are damaged or destroyed by fire or other casualty, or if the property is taken by condemnation, the holder of the senior mortgage instrument will have the prior right to collect any insurance proceeds payable under a hazard insurance policy and any award of damages in connection with the condemnation and to apply the same to the senior indebtedness. Accordingly, only the proceeds in excess of the amount of senior indebtedness will be available to be applied to the indebtedness secured by a junior mortgage instrument.

    The form of mortgage instrument used by many institutional lenders typically contains a "future advance" clause, which provides, in general, that additional amounts advanced to or on behalf of the mortgagor or trustor by the mortgagee or beneficiary are to be secured by the mortgage instrument. While such a clause is valid under the laws of most states, the priority of any advance made under the clause depends, in some states, on whether the advance was an "obligatory" or an "optional" advance. If the lender is obligated to advance the additional amounts, the advance may be entitled to receive the same priority as the amounts advanced at origination, notwithstanding that intervening junior liens may have been recorded between the date of recording of the senior mortgage instrument and the date of the future advance, and notwithstanding that the senior lender had actual knowledge of such intervening junior liens at the time of the advance. Where the senior lender is not obligated to advance the additional amounts and has actual knowledge of the intervening junior liens, the advance may be subordinate to such intervening junior liens. Priority of advances under a "future advance" clause rests, in many other states, on state law giving priority to all advances made under the loan agreement up to a "credit limit" amount stated in the recorded mortgage.

    Another provision typically found in the form of mortgage instrument used by many institutional lenders permits the lender to itself perform certain obligations of the borrower (for example, the obligations to pay when due all taxes and assessments on the property and, when due, all encumbrances, charges and liens on the property that are senior to the lien of the mortgage instrument, to maintain hazard insurance on the property, and to maintain and repair the property) upon a failure of the borrower

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
to do so, with all sums so expended by the lender becoming part of the indebtedness secured by the mortgage instrument.

    The form of mortgage instrument used by many institutional lenders typically requires the borrower to obtain the consent of the lender in respect of actions affecting the mortgaged property, including the execution of new leases and the termination or modification of existing leases, the performance of alterations to buildings forming a part of the mortgaged property and the execution of management and leasing agreements for the mortgaged property. Tenants will often refuse to execute leases unless the lender executes a written agreement with the tenant not to disturb the tenant's possession of its premises in the event of a foreclosure. A senior lender may refuse to consent to matters approved by a junior lender, with the result that the value of the security for the junior mortgage instrument is diminished.

FORECLOSURE

    GENERAL. Foreclosure is a legal procedure that allows the lender to seek to recover its mortgage debt by enforcing its rights and available legal remedies under the mortgage in respect of the mortgaged property. If the borrower defaults in payment or performance of its obligations under the note or mortgage, the lender has the right to institute foreclosure proceedings to sell the real property at public auction to satisfy the indebtedness.

    FORECLOSURE PROCEDURES VARY FROM STATE TO STATE. Two primary methods of foreclosing a mortgage are judicial foreclosure, involving court proceedings, and non-judicial foreclosure pursuant to a power of sale usually granted in the mortgage instrument. Other foreclosure procedures are available in some states, but they are either infrequently used or available only in limited circumstances.

    A foreclosure action is subject to most of the delays and expenses of other lawsuits if defenses are raised or counterclaims are interposed, and sometimes requires years to complete. Moreover, the filing by or against the borrower-mortgagor of a bankruptcy petition would impose an automatic stay on such proceedings and could further delay a foreclosure sale.

    JUDICIAL FORECLOSURE. A judicial foreclosure proceeding is conducted in a court having jurisdiction over the mortgaged property. Generally, the action is initiated by the service of legal pleadings upon all parties having a subordinate interest of record in the real property and all parties in possession of the property, under leases or otherwise, whose interests are subordinate to the mortgage. Delays in completion of the foreclosure may occasionally result from difficulties in locating proper defendants. As stated above, if the lender's right to foreclose is contested by any defendant, the legal proceedings may be time-consuming. In addition, judicial foreclosure is a proceeding in equity and, therefore, equitable defenses may be raised against the foreclosure. Upon successful completion of a judicial foreclosure proceeding, the court generally issues a judgment of foreclosure and appoints a referee or other officer to conduct a public sale of the mortgaged property, the proceeds of which are used to satisfy the judgment. Such sales are made in accordance with procedures that vary from state to state.

    NON-JUDICIAL FORECLOSURE/POWER OF SALE. Foreclosure of a deed of trust is generally accomplished by a non-judicial trustee's sale pursuant to a power of sale typically granted in the deed of trust. A power of sale may also be contained in any other type of mortgage instrument if applicable law so permits. A power of sale under a deed of trust or mortgage allows a non-judicial public sale to be conducted generally following a request from the beneficiary/lender to the trustee to sell the property upon default by the borrower and after notice of sale is given in accordance with the terms of the mortgage and applicable state law. In some states, prior to such sale, the trustee under the deed of trust must record a notice of default and notice of sale and send a copy to the borrower and to any other party who has recorded a request for a copy of a notice of default and notice of sale. In addition, in some states the trustee must provide notice to any other party having an interest of record in the real property, including junior lienholders. A notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more

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newspapers. The borrower or a junior lienholder may then have the right, during a reinstatement period required in some states, to cure the default by paying the entire actual amount in arrears (without regard to the acceleration of the indebtedness), plus the lender's expenses incurred in enforcing the obligation. In other states, the borrower or the junior lienholder is not provided a period to reinstate the loan, but has only the right to pay off the entire debt to prevent the foreclosure sale. In addition to such cure rights, in most jurisdictions, the borrower-mortgagor or a subordinate lienholder can seek to enjoin the non-judicial foreclosure by commencing a court proceeding. Generally, state law governs the procedure for public sale, the parties entitled to notice, the method of giving notice and the applicable time periods.

    Both judicial and non-judicial foreclosures may result in the termination of leases at the mortgaged property, which in turn could result in the reduction in the income for such property. Some of the factors that will determine whether or not a lease will be terminated by a foreclosure are: the provisions of applicable state law, the priority of the mortgage vis-a-vis the lease in question, the terms of the lease and the terms of any subordination, non-disturbance and attornment agreement between the tenant under the lease and the mortgagee.

    EQUITABLE LIMITATIONS ON ENFORCEABILITY OF CERTAIN PROVISIONS. United States courts have traditionally imposed general equitable principles to limit the remedies available to lenders in foreclosure actions. These principles are generally designed to relieve borrowers from the effects of mortgage defaults perceived as harsh or unfair. Relying on such principles, a court may alter the specific terms of a loan to the extent it considers necessary to prevent or remedy an injustice, undue oppression or overreaching, or may require the lender to undertake affirmative actions to determine the cause of the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lender's and have required that lenders reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from a temporary financial disability. In other cases, courts have limited the right of the lender to foreclose in the case of a non-monetary default, such as a failure to adequately maintain the mortgaged property or placing a subordinate mortgage or other encumbrance upon the mortgaged property. Finally, some courts have addressed the issue of whether federal or state constitutional provisions reflecting due process concerns for adequate notice require that a borrower receive notice in addition to statutorily prescribed minimum notice. For the most part, these cases have upheld the reasonableness of the notice provisions or have found that a public sale under a mortgage providing for a power of sale does not involve sufficient state action to trigger constitutional protections.

    PUBLIC SALE. A third party may be unwilling to purchase a mortgaged property at a public sale for a number of reasons, including the difficulty in determining the exact status of title to the property (due to, among other things, redemption rights that may exist) and because of the possibility that physical deterioration of the property may have occurred during the foreclosure proceedings. Potential buyers may also be reluctant to purchase property at a foreclosure sale as a result of the 1980 decision of the United States Court of Appeals for the Fifth Circuit in DURRETT V. WASHINGTON NATIONAL INSURANCE COMPANY. The court in DURRETT held that even a non-collusive, regularly conducted foreclosure sale was a fraudulent transfer under Section 67d of the former Bankruptcy Act (Section 548 of the current Bankruptcy Code, Bankruptcy Reform Act of 1978, as amended, 11 U.S.C. SectionSection101-1330 (the "Bankruptcy Code")) and, therefore, could be rescinded in favor of the bankrupt's estate, if (i) the foreclosure sale was held while the debtor was insolvent and not more than one year prior to the filing of the bankruptcy petition and (ii) the price paid for the foreclosed property did not represent "fair consideration" ("reasonably equivalent value" under the Bankruptcy Code). Although the reasoning and result of DURRETT were rejected by the United States Supreme Court in May 1994, the case could nonetheless be persuasive to a court applying a state fraudulent conveyance law with provisions similar to those construed in DURRETT. For these reasons, it is common for the lender to purchase the mortgaged property for an amount equal to the secured indebtedness and accrued and unpaid interest plus the expenses of foreclosure, in which event the borrower's debt will be extinguished. Thereafter, subject to the borrower's right in some states to remain in

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possession during a redemption period, the lender will become the owner of the property and have both the benefits and burdens of ownership, including the obligation to pay debt service on any senior mortgages, to pay taxes, to obtain casualty insurance and to make such repairs as are necessary to render the property suitable for sale. The costs involved in a foreclosure process can often be quite expensive; such costs may include, depending on the jurisdiction involved, legal fees, court administration fees, referee fees and transfer taxes or fees. The costs of operating and maintaining a commercial or multifamily residential property may be significant and may be greater than the income derived from that property. The lender also will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale or lease of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property. Moreover, because of the expenses associated with acquiring, owning and selling a mortgaged property, a lender could realize an overall loss on a mortgage loan even if the mortgaged property is sold at foreclosure, or resold after it is acquired through foreclosure, for an amount equal to the full outstanding principal amount of the loan plus accrued interest.

    The holder of a junior mortgage that forecloses on a mortgaged property does so subject to senior mortgages and any other prior liens, and may be obliged to keep senior mortgage loans current in order to avoid foreclosure of its interest in the property. In addition, if the foreclosure of a junior mortgage triggers the enforcement of a "due-on-sale" clause contained in a senior mortgage, the junior mortgagee could be required to pay the full amount of the senior mortgage indebtedness, including penalty fees and court costs, or face foreclosure.

    RIGHTS OF REDEMPTION. The purposes of a foreclosure action are to enable the lender to realize upon its security and to bar the borrower, and all persons who have interests in the property that are subordinate to that of the foreclosing lender, from exercise of their "equity of redemption". The doctrine of equity of redemption provides that, until the property encumbered by a mortgage has been sold in accordance with a properly conducted foreclosure and foreclosure sale, those having interests that are subordinate to that of the foreclosing lender have an equity of redemption and may redeem the property by paying the entire debt with interest. Those having an equity of redemption must generally be made parties and joined in the foreclosure proceeding in order for their equity of redemption to be terminated.

    The equity of redemption is a common-law (non-statutory) right which should be distinguished from post-sale statutory rights of redemption. In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property. In some states, statutory redemption may occur only upon payment of the foreclosure sale price. In other states, redemption may be permitted if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property because the exercise of a right of redemption would defeat the title of any purchaser through a foreclosure. Consequently, the practical effect of the redemption right is to force the lender to maintain the property and pay the expenses of ownership until the redemption period has expired. In some states, a post-sale statutory right of redemption may exist following a judicial foreclosure, but not following a trustee's sale under a deed of trust.

    ANTI-DEFICIENCY LEGISLATION. Some or all of the Mortgage Loans may be nonrecourse loans, as to which recourse in the case of default will be limited to the Mortgaged Property and such other assets, if any, that were pledged to secure the Mortgage Loan. However, even if a mortgage loan by its terms provides for recourse to the borrower's other assets, a lender's ability to realize upon those assets may be limited by state law. For example, in some states a lender cannot obtain a deficiency judgment against the borrower following a non-judicial foreclosure. A deficiency judgment is a personal judgment against the former borrower equal to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender. Other statutes may require the lender to exhaust the security afforded under a mortgage before bringing a personal action against the borrower. In certain other states, the lender has the option of bringing a personal action against the borrower on the debt without first

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exhausting such security; however, in some of those states, the lender, following judgment on such personal action, may be deemed to have elected a remedy and thus may be precluded from foreclosing upon the security. Consequently, lenders in those states where such an election of remedy provision exists will usually proceed first against the security. Finally, other statutory provisions, designed to protect borrowers from exposure to large deficiency judgments that might result from bidding at below-market values at the foreclosure sale, limit any deficiency judgment to the excess of the outstanding debt over the judicially determined fair market value of the property at the time of the sale.

    LEASEHOLD RISKS. Mortgage Loans may be secured by a mortgage on the borrower's leasehold interest in a ground lease. Leasehold mortgage loans are subject to certain risks not associated with mortgage loans secured by a lien on the fee estate of the borrower. The most significant of these risks is that if the borrower's leasehold were to be terminated upon a lease default or the bankruptcy of the lessee or the lessor, the leasehold mortgagee would lose its security. This risk may be substantially lessened if the ground lease contains provisions protective of the leasehold mortgagee, such as a provision that requires the ground lessor to give the leasehold mortgagee notices of lessee defaults and an opportunity to cure them, a provision that permits the leasehold estate to be assigned to and by the leasehold mortgagee or the purchaser at a foreclosure sale, a provision that gives the leasehold mortgagee the right to enter into a new ground lease with the ground lessor on the same terms and conditions as the old ground lease or a provision that prohibits the ground lessee/borrower from treating the ground lease as terminated in the event of the ground lessor's bankruptcy and rejection of the ground lease by the trustee for the debtor/ ground lessor. Certain mortgage loans, however, may be secured by liens on ground leases that do not contain these provisions.

    REGULATED HEALTHCARE FACILITIES. A Mortgage Loan may be secured by a mortgage on a nursing home or other regulated healthcare facility. In most jurisdictions, a license (which is nontransferable and may not be assigned or pledged) granted by the appropriate state regulatory authority is required to operate a regulated healthcare facility. Accordingly, the ability of a person acquiring this type of property upon a foreclosure sale to take possession of and operate the same as a regulated healthcare facility may be prohibited by applicable law. Notwithstanding the foregoing, however, in certain jurisdictions the person acquiring this type of property at a foreclosure sale may have the right to terminate the use of the same as a regulated health care facility and convert it to another lawful purpose.

    CROSS-COLLATERALIZATION. Certain of the Mortgage Loans may be secured by more than one mortgage covering Mortgaged Properties located in more than one state. Because of various state laws governing foreclosure or the exercise of a power of sale and because, in general, foreclosure actions are brought in state court and the courts of one state cannot exercise jurisdiction over property in another state, it may be necessary upon a default under a cross-collateralized Mortgage Loan to foreclose on the related Mortgaged Properties in a particular order rather than simultaneously in order to ensure that the lien of the mortgages is not impaired or released.

    COOPERATIVE LOANS. The cooperative shares owned by the tenant-stockholder and pledged to the lender are, in almost all cases, subject to restrictions on transfer as set forth in the Cooperative's Certificate of Incorporation and By-laws, as well as the proprietary lease or occupancy agreement, and may be cancelled by the Cooperative for failure by the tenant-stockholder to pay rent or other obligations or charges owed by such tenant-stockholder, including mechanics' liens against the cooperative apartment building incurred by such tenant-stockholder. The proprietary lease or occupancy agreement generally permit the Cooperative to terminate such lease or agreement in the event an obligor fails to make payments or defaults in the performance of covenants required thereunder. Typically, the lender and the Cooperative enter into a recognition agreement which establishes the rights and obligations of both parties in the event of a default by the tenant-stockholder. A default under the proprietary lease or occupancy agreement will usually constitute a default under the security agreement between the lender and the tenant-stockholder.

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    The recognition agreement generally provides that, in the event that the tenant-stockholder has defaulted under the proprietary lease or the occupancy agreement is terminated, the Cooperative will recognize the lender's lien against proceeds from the sale of the Cooperative apartment, subject, however, to the Cooperative's right to sums due under such proprietary lease or occupancy agreement. The total amount owed to the Cooperative by the tenant-stockholder, which the lender generally cannot restrict and does not monitor, could reduce the value of the collateral below the outstanding principal balance of the Cooperative Loan and accrued and unpaid interest thereon.

    Recognition agreements also provide that in the event of a foreclosure on a Cooperative Loan, the lender must obtain the approval or consent of the Cooperative as required by the proprietary lease before transferring the Cooperative shares or assigning the proprietary lease. Generally, the lender is not limited in any rights it may have to dispossess the tenant-stockholders.

    In some states, foreclosure on the Cooperative shares is accomplished by a sale in accordance with the provisions of Article 9 of the UCC and the security agreement relating to those shares. Article 9 of the UCC requires that a sale be conducted in a "commercially reasonable" manner. Whether a foreclosure sale has been conducted in a "commercially reasonable" manner will depend on the facts in each case. In determining commercial reasonableness, a court will look to the notice given the debtor and the method, manner, time, place and terms of the foreclosure. Generally, a sale conducted according to the usual practice of banks selling similar collateral will be considered reasonably conducted.

    Article 9 of the UCC provides that the proceeds of the sale will be applied first to pay the costs and expenses of the sale and then to satisfy the indebtedness secured by the lender's security interest. The recognition agreement, however, generally provides that the lender's right to reimbursement is subject to the right of the Cooperatives to receive sums due under the proprietary lease or occupancy agreement. If there are proceeds remaining, the lender must account to the tenant-stockholder for the surplus. Conversely, if a portion of the indebtedness remains unpaid, the tenant-stockholder is generally responsible for the deficiency.

BANKRUPTCY LAWS

    Operation of the Bankruptcy Code and related state laws may interfere with or affect the ability of a lender to realize upon collateral and/or to enforce a deficiency judgment. For example, under the Bankruptcy Code, virtually all actions (including foreclosure actions and deficiency judgment proceedings) to collect a debt are automatically stayed upon the filing of the bankruptcy petition and, often, no interest or principal payments are made during the course of the bankruptcy case. The delay and the consequences thereof caused by the automatic stay can be significant. Also, under the Bankruptcy Code, the filing of a petition in bankruptcy by or on behalf of a junior lienor would stay the senior lender from proceeding with any foreclosure action.

    Under the Bankruptcy Code, provided certain substantive and procedural safeguards protective of the lender's second claim are met, the amount and terms of a mortgage loan secured by a lien on property of the debtor may be modified under certain circumstances. For example, if the loan is undersecured, the outstanding amount of the loan which would remain secured may be reduced to the then-current value of the property (with a corresponding partial reduction of the amount of lender's security interest) pursuant to a confirmed plan, thus leaving the lender a general unsecured creditor for the difference between such value and the outstanding balance of the loan. Other modifications may include the reduction in the amount of each scheduled payment by means of a reduction in the rate of interest and/or an alteration of the repayment schedule (with or without affecting the unpaid principal balance of the loan), and/or by an extension (or shortening) of the term to maturity. Some bankruptcy courts have approved plans, based on the particular facts of the reorganization case, that effected the cure of a mortgage loan default by paying arrearages over a number of years. Also, a bankruptcy court may permit a debtor, through its
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plan, to reinstate a loan mortgage payment schedule even if the lender has obtained a final judgment of foreclosure prior to the filing of the debtor's petition.

    Federal bankruptcy law may also have the effect of interfering with or affecting the ability of the secured lender to enforce the borrower's assignment of rents and leases related to the mortgaged property. Under Section 362 of the Bankruptcy Code, the lender will be stayed from enforcing the assignment, and the legal proceedings necessary to resolve the issue could be time-consuming, with resulting delays in the lender's receipt of the rents. However, the Bankruptcy Code has recently been amended to provide that a lender's perfected pre-petition security interest in leases, rents and hotel revenues continues in the post-petition leases, rents and hotel revenues, unless a bankruptcy court orders to the contrary "based on the equities of the case." Thus, unless a court orders otherwise, revenues from a mortgaged property generated after the date the bankruptcy petition is filed will constitute "cash collateral" under the Bankruptcy Code. Debtors may only use cash collateral upon obtaining the lender's consent or a prior court order finding that the lender's interest in the mortgaged properties and the cash collateral is "adequately protected" as such term is defined and interpreted under the Bankruptcy Code.

    If a borrower's ability to make payment on a mortgage loan is dependent on its receipt of rent payments under a lease of the related property, that ability may be impaired by the commencement of a bankruptcy proceeding relating to a lessee under such lease. Under the Bankruptcy Code, the filing of a petition in bankruptcy by or on behalf of a lessee results in a stay in bankruptcy against the commencement or continuation of any state court proceeding for past due rent, for accelerated rent, for damages or for a summary eviction order with respect to a default under the lease that occurred prior to the filing of the lessee's petition. In addition, the Bankruptcy Code generally provides that a trustee or debtor-in-possession may, subject to approval of the court, (i) assume the lease and retain it or assign it to a third party or (ii) reject the lease. If the lease is assumed, the trustee or debtor-in-possession (or assignee, if applicable) must cure any defaults under the lease, compensate the lessor for its losses and provide the lessor with "adequate assurance" of future performance. Such remedies may be insufficient, and any assurances provided to the lessor may, in fact, be inadequate. If the lease is rejected, the lessor will be treated as an unsecured creditor with respect to its claim for damages for termination of the lease. The Bankruptcy Code also limits a lessor's damages for lease rejection to the rent reserved by the lease (without regard to acceleration) for the greater of one year, or 15%, not to exceed three years, of the remaining term of the lease.

ENVIRONMENTAL CONSIDERATIONS

    GENERAL. A lender may be subject to environmental risks when taking a security interest in real property. Of particular concern may be properties that are or have been used for industrial, manufacturing, military, disposal or certain commercial activity. Such environmental risks include the possible diminution of the value of a contaminated property or, as discussed below, potential liability for clean-up costs or other remedial actions that could exceed the value of the property or the amount of the lender's loan. In certain circumstances, a lender may decide to abandon a contaminated mortgaged property as collateral for its loan rather than foreclose and risk liability for clean-up costs.

    SUPERLIEN LAWS. Under certain laws, contamination on a property may give rise to a lien on the property for clean-up costs. In several states, such a lien has priority over all existing liens, including those of existing mortgages. In these states, the lien of a mortgage may lose its priority to such a "superlien".

    CERCLA. The federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), imposes strict liability on present and past "owners" and "operators" of contaminated real property for the costs of clean-up. Excluded from CERCLA's definition of "owner" or "operator," however, is a lender that, "without participating in the management" of the facility, holds indicia of ownership primarily to protect his security interest in the facility. This so-called secured creditor

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exemption is intended to provide a lender protection from liability under CERCLA as an owner or operator of contaminated property. The secured creditor exemption, however, does not necessarily protect a lender from liability for cleanup of hazardous substances in every situation. A secured lender may be liable as an "owner" or "operator" of a contaminated mortgaged property if agents or employees of the lender are deemed to have participated in the management of such mortgaged property or the operations of the borrower. Such liability may exist even if the lender did not cause or contribute to the contamination and regardless of whether the lender has actually taken possession of a mortgaged property through foreclosure, deed in lieu of foreclosure or otherwise. Moreover, such liability is not limited to the original or unamortized principal balance of a loan or to the value of the property securing a loan.

    In addition, lenders may face potential liability for remediation of releases of petroleum or hazardous substances from underground storage tanks under the Federal Resource Conservation and Recovery Act ("RCRA"), if they are deemed to be the "owners" or "operators" of facilities in which they have a security interest or upon which they have foreclosed.

    The Federal Asset Conservation, Lender Liability and Deposit Insurance Protection Act of 1996 (the "Lender Liability Act") seeks to clarify the actions a lender may take without incurring liability as an "owner" or "operator" of contaminated property or underground petroleum storage tanks. The Lender Liability Act amends CERCLA and RCRA to provide guidance on actions that do or do not constitute "participation in management."

    Importantly, the Lender Liability Act does not, among other things: (1) completely eliminate potential liability to lenders under CERCLA or RCRA, (2) reduce credit risks associated with lending to borrowers having significant environmental liabilities or potential liabilities, (3) eliminate environmental risks associated with taking possession of contaminated property or underground storage tanks or assuming control of the operations thereof, or (4) affect liabilities or potential liabilities under state environmental laws.

    CERTAIN OTHER STATE LAWS. Many states have statutes similar to CERCLA and RCRA, and not all of those statutes provide for a secured creditor exemption.

    In a few states, transfers of some types of properties are conditioned upon cleanup of contamination. In these cases, a lender that becomes the owner of a property through foreclosure, deed in lieu of foreclosure or otherwise, may be required to clean up the contamination before selling or otherwise transferring the property.

    Beyond statute-based environmental liability, there exist common law causes of action (for example, actions based on nuisance or on toxic tort resulting in death, personal injury, or damage to property) related to hazardous environmental conditions on a property. While it may be more difficult to hold a lender liable in such cases, unanticipated or uninsured liabilities of the borrower may jeopardize the borrower's ability to meet its loan obligations.

    ADDITIONAL CONSIDERATIONS. The cost of remediating hazardous substance contamination at a property can be substantial. If a lender becomes liable, it can bring an action for contribution against other potentially liable parties, but such parties may be without substantial assets. Accordingly, it is possible that such costs could become a liability of the Trust Fund and occasion a loss to the Certificateholders.

    To reduce the likelihood of such a loss, unless otherwise specified in the related Prospectus Supplement, the Pooling and Servicing Agreement will provide that the Master Servicer, acting on behalf of the Trustee, may not take possession of a Mortgaged Property or take over its operation unless the Master Servicer, based solely on a report (as to environmental matters) prepared by a person who regularly conducts environmental site assessments, has made the determination that it is appropriate to do so, as described under "Description of the Pooling Agreements--Realization Upon Defaulted Mortgage Loans."

    If a lender forecloses on a mortgage secured by a property, the operations of which are subject to environmental laws and regulations, the lender may be required to operate the property in accordance with

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those laws and regulations. Such compliance may entail substantial expense, especially in the case of industrial or manufacturing properties.

    In addition, a lender may be obligated to disclose environmental conditions on a property to government entities and/or to prospective buyers (including prospective buyers at a foreclosure sale or following foreclosure). Such disclosure may result in the imposition of certain investigation or remediation requirements and/or decrease the amount that prospective buyers are willing to pay for the affected property, sometimes substantially, and thereby decrease the ability of the lender to recoup its investment in a loan upon foreclosure.

DUE-ON-SALE AND DUE-ON-ENCUMBRANCE

    Certain of the Mortgage Loans may contain "due-on-sale" and "due-on-encumbrance" clauses that purport to permit the lender to accelerate the maturity of the loan if the borrower transfers or encumbers the related Mortgaged Property. In recent years, court decisions and legislative actions placed substantial restrictions on the right of lenders to enforce such clauses in many states. By virtue, however, of the Garn-St. Germain Depository Institutions Act of 1982 (the "Garn Act"), effective October 15, 1982 (which purports to preempt state laws that prohibit the enforcement of due-on-sale clauses by providing, among other matters, that "due-on-sale" clauses in certain loans made after the effective date of the Garn Act are enforceable, within certain limitations as set forth in the Garn Act and the regulations promulgated thereunder), a Master Servicer may nevertheless have the right to accelerate the maturity of a Mortgage Loan that contains a "due-on-sale" provision upon transfer of an interest in the property, regardless of the Master Servicer's ability to demonstrate that a sale threatens its legitimate security interest.

SUBORDINATE FINANCING

    Certain of the Mortgage Loans may not restrict the ability of the borrower to use the Mortgaged Property as security for one or more additional loans. Where a borrower encumbers a mortgaged property with one or more junior liens, the senior lender is subjected to additional risk. First, the borrower may have difficulty servicing and repaying multiple loans. Moreover, if the subordinate financing permits recourse to the borrower (as is frequently the case) and the senior loan does not, a borrower may have more incentive to repay sums due on the subordinate loan. Second, acts of the senior lender that prejudice the junior lender or impair the junior lender's security may create a superior equity in favor of the junior lender. For example, if the borrower and the senior lender agree to an increase in the principal amount of or the interest rate payable on the senior loan, the senior lender may lose its priority to the extent any existing junior lender is harmed or the borrower is additionally burdened. Third, if the borrower defaults on the senior loan and/or any junior loan or loans, the existence of junior loans and actions taken by junior lenders can impair the security available to the senior lender and can interfere with or delay the taking of action by the senior lender. Moreover, the bankruptcy of a junior lender may operate to stay foreclosure or similar proceedings by the senior lender.

DEFAULT INTEREST AND LIMITATIONS ON PREPAYMENTS

    Notes and mortgages may contain provisions that obligate the borrower to pay a late charge or additional interest if payments are not timely made, and in some circumstances, may prohibit prepayments for a specified period and/or condition prepayments upon the borrower's payment of prepayment fees or yield maintenance penalties. In certain states, there are or may be specific limitations upon the late charges which a lender may collect from a borrower for delinquent payments. Certain states also limit the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid. In addition, the enforceability of provisions that provide for prepayment fees or penalties upon an involuntary prepayment is unclear under the laws of many states.

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APPLICABILITY OF USURY LAWS

    Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980 ("Title V") provides that state usury limitations shall not apply to certain types of residential (including multifamily) first mortgage loans originated by certain lenders after March 31, 1980. Title V authorized any state to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision that expressly rejects application of the federal law. In addition, even where Title V is not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Certain states have taken action to reimpose interest rate limits and/or to limit discount points or other charges.

    No Mortgage Loan originated in any state in which application of Title V has been expressly rejected or a provision limiting discount points or other charges has been adopted will (if originated after that rejection or adoption) be eligible for inclusion in a Trust Fund unless (i) such Mortgage Loan provides for such interest rate, discount points and charges as are permitted in such state or (ii) such Mortgage Loan provides that the terms thereof are to be construed in accordance with the laws of another state under which such interest rate, discount points and charges would not be usurious and the borrower's counsel has rendered an opinion that such choice of law provision would be given effect.

SOLDIERS' AND SAILORS' CIVIL RELIEF ACT OF 1940

    Under the terms of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Relief Act"), a borrower who enters military service after the origination of such borrower's mortgage loan (including a borrower who was in reserve status and is called to active duty after origination of the Mortgage
Loan), may not be charged interest (including fees and charges) above an annual rate of 6% during the period of such borrower's active duty status, unless a court orders otherwise upon application of the lender. The Relief Act applies to individuals who are members of the Army, Navy, Air Force, Marines, National Guard, Reserves, Coast Guard and officers of the U.S. Public Health Service assigned to duty with the military. Because the Relief Act applies to individuals who enter military service (including reservists who are called to active duty) after origination of the related mortgage loan, no information can be provided as to the number of loans with individuals as borrowers that may be affected by the Relief Act. Application of the Relief Act would adversely affect, for an indeterminate period of time, the ability of any servicer to collect full amounts of interest on certain of the Mortgage Loans. Any shortfalls in interest collections resulting from the application of the Relief Act would result in a reduction of the amounts distributable to the holders of the related series of Certificates, and would not be covered by advances or, unless otherwise specified in the related Prospectus Supplement, any form of Credit Support provided in connection with such Certificates. In addition, the Relief Act imposes limitations that would impair the ability of the servicer to foreclose on an affected Mortgage Loan during the borrower's period of active duty status and, under certain circumstances, during an additional three-month period thereafter.

AMERICANS WITH DISABILITIES ACT

    Under Title III of the Americans with Disabilities Act of 1990 and rules promulgated thereunder (collectively, the "ADA"), in order to protect individuals with disabilities, public accommodations (such as hotels, restaurants, shopping centers, hospitals, schools and social service center establishments) must remove architectural and communication barriers that are structural in nature from existing places of public accommodation to the extent "readily achievable". In addition, under the ADA, alterations to a place of public accommodation or a commercial facility are to be made so that, to the maximum extent feasible, such altered portions are readily accessible to and usable by disabled individuals. The "readily achievable" standard takes into account, among other factors, the financial resources of the affected site, owner, landlord or other applicable person. The requirements of the ADA may also be imposed on a foreclosing lender who succeeds to the interest of the borrower as owner or landlord. Since the "readily achievable" standard may vary depending on the financial condition of the owner or landlord, a foreclosing

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lender who is financially more capable than the borrower of complying with the requirements of the ADA may be subject to more stringent requirements than those to which the borrower is subject.

FORFEITURES IN DRUG AND RICO PROCEEDINGS

    Federal law provides that property owned by persons convicted of drug-related crimes or of criminal violations of the Racketeer Influenced and Corrupt Organizations ("RICO") statute can be seized by the government if the property was used in, or purchased with the proceeds of, such crimes. Under procedures contained in the Comprehensive Crime Control Act of 1984, the government may seize the property even before conviction. The government must publish notice of the forfeiture proceeding and may give notice to all parties "known to have an alleged interest in the property", including the holders of mortgage loans.

    A lender may avoid forfeiture of its interest in the property if it establishes that: (i) its mortgage was executed and recorded before commission of the crime upon which the forfeiture is based or (ii) the lender was, at the time of execution of the mortgage, "reasonably without cause to believe" that the property was used in, or purchased with the proceeds of, illegal drug or RICO activities.

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                    MATERIAL FEDERAL INCOME TAX CONSEQUENCES

GENERAL

    The following is a general discussion of the anticipated material federal income tax consequences of the purchase, ownership and disposition of Offered Certificates. This discussion is directed solely to Certificateholders that hold the Certificates as capital assets within the meaning of Section 1221 of the Internal Revenue Code of 1986 (the "Code") and it does not purport to discuss all federal income tax consequences that may be applicable to particular categories of investors, some of which (such as banks, insurance companies and foreign investors) may be subject to special rules. Further, the authorities on which this discussion, and the opinion referred to below, are based are subject to change or differing interpretations, which could apply retroactively. Taxpayers and preparers of tax returns (including those filed by any REMIC or other issuer) should be aware that under applicable Treasury regulations a provider of advice on specific issues of law is not considered an income tax return preparer unless the advice (i) is given with respect to the consequences of contemplated actions and (ii) is directly relevant to the determination of an entry on a tax return. Accordingly, taxpayers should consult their own tax advisors and tax return preparers regarding the preparation of any item on a tax return, even where the anticipated tax treatment has been discussed herein. In addition to the federal income tax consequences described herein, potential investors should consider the state and local tax consequences, if any, of the purchase, ownership and disposition of Offered Certificates. See "State and Other Tax Consequences". Certificateholders are advised to consult their own tax advisors concerning the federal, state, local or other tax consequences to them of the purchase, ownership and disposition of Offered Certificates.

    The following discussion addresses securities of two general types: (i) certificates ("REMIC Certificates") representing interests in a Trust Fund, or a portion thereof, that the Master Servicer or the Trustee will elect to have treated as a real estate mortgage investment conduit ("REMIC") under Sections 860A through 860G (the "REMIC Provisions") of the Code and (ii) certificates ("Grantor Trust Certificates") representing interests in a Trust Fund ("Grantor Trust Fund") as to which no such election will be made. If no REMIC election is made and the Trust Fund does not elect to be treated as a Grantor Trust Fund, the Trust Fund may elect to be treated as a financial assets securitization investment trust ("FASIT"). The Prospectus Supplement relating to such an election will describe the requirements for the classification of the Trust Fund as a FASIT and the consequences to a holder of owing certificates in a FASIT. The Prospectus Supplement for each series of Certificates also will indicate whether a REMIC election (or elections) will be made for the related Trust Fund and, if such an election is to be made, will identify all "regular interests" and "residual interests" in the REMIC. For purposes of this tax discussion, references to a "Certificateholder" or a "holder" are to the beneficial owner of a Certificate.

    The following discussion is limited in applicability to Offered Certificates. Moreover, this discussion applies only to the extent that Mortgage Assets held by a Trust Fund consist solely of Mortgage Loans. To the extent that other Mortgage Assets, including REMIC certificates and mortgage pass-through certificates, are to be held by a Trust Fund, the tax consequences associated with the inclusion of such assets will be disclosed in the related Prospectus Supplement. In addition, if Cash Flow Agreements, other than guaranteed investment contracts, are included in a Trust Fund, the tax consequences associated with such Cash Flow Agreements also will be disclosed in the related Prospectus Supplement. See "Description of the Trust Funds--Cash Flow Agreements".

    Furthermore, the following discussion is based in part upon the rules governing original issue discount that are set forth in Sections 1271-1273 and 1275 of the Code and in the Treasury regulations issued thereunder (the "OID Regulations"), and in part upon the REMIC Provisions and the Treasury regulations issued thereunder (the "REMIC Regulations"). The OID Regulations do not adequately address certain issues relevant to, and in some instances provide that they are not applicable to, securities such as the Certificates.

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
REMICS

    CLASSIFICATION OF REMICS. It is the opinion of Willkie Farr & Gallagher, counsel to the Depositor, that upon the issuance of each series of REMIC Certificates, assuming compliance with all provisions of the related Pooling Agreement and based upon the law on the date hereof, for federal income tax purposes the related Trust Fund (or each applicable portion thereof) will qualify as a REMIC and the REMIC Certificates offered with respect thereto will be considered to evidence ownership of "regular interests" ("REMIC Regular Certificates") or "residual interests" ("REMIC Residual Certificates") in that REMIC within the meaning of the REMIC Provisions.

    If an entity electing to be treated as a REMIC fails to comply with one or more of the ongoing requirements of the Code for such status during any taxable year, the Code provides that the entity will not be treated as a REMIC for such year and thereafter. In that event, such entity may be taxable as a corporation under Treasury regulations, and the related REMIC Certificates may not be accorded the status or given the tax treatment described below. Although the Code authorizes the Treasury Department to issue regulations providing relief in the event of an inadvertent termination of REMIC status, no such regulations have been issued. Any such relief, moreover, may be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the Trust Fund's income for the period during which the requirements for such status are not satisfied. The Pooling Agreement with respect to each REMIC will include provisions designed to maintain the Trust Fund's status as a REMIC under the REMIC Provisions. It is not anticipated that the status of any Trust Fund as a REMIC will be terminated.

    CHARACTERIZATION OF INVESTMENTS IN REMIC CERTIFICATES. In general, the REMIC Certificates will be "real estate assets" within the meaning of Section 856(c)(4)(A) of the Code and assets described in Section 7701(a)(19)(C) of the Code in the same proportion that the assets of the REMIC underlying such Certificates would be so treated. However, to the extent that the REMIC assets constitute mortgages on property not used for residential or certain other prescribed purposes, the REMIC Certificates will not be treated as assets qualifying under Section 7701(a)(19)(C)(v) of the Code. Moreover, if 95% or more of the assets of the REMIC qualify for any of the foregoing treatments at all times during a calendar year, the REMIC Certificates will qualify for the corresponding status in their entirety for that calendar year. Interest (including original issue discount) on the REMIC Regular Certificates and income allocated to the class of REMIC Residual Certificates will be interest described in Section 856(c)(3)(B) of the Code to the extent that such Certificates are treated as "real estate assets" within the meaning of Section 856(c)(4)(A) of the Code. In addition, the REMIC Regular Certificates will be "qualified mortgages" within the meaning of Section 860G(a)(3) of the Code. The determination as to the percentage of the REMIC's assets that constitute assets described in the foregoing sections of the Code will be made with respect to each calendar quarter based on the average adjusted basis of each category of the assets held by the REMIC during such calendar quarter. The Master Servicer or the Trustee will report those determinations to Certificateholders in the manner and at the times required by the applicable Treasury regulations.

    The assets of the REMIC will include, in addition to Mortgage Loans, payments on Mortgage Loans held pending distribution on the REMIC Certificates and property acquired by foreclosure held pending sale, and may include amounts in reserve accounts. It is unclear whether property acquired by foreclosure held pending sale and amounts in reserve accounts would be considered to be part of the Mortgage Loans, or whether such assets (to the extent not invested in assets described in the foregoing sections) otherwise would receive the same treatment as the Mortgage Loans for purposes of all of the foregoing sections. In addition, in some instances Mortgage Loans may not be treated entirely as assets described in the foregoing sections. If so, the related Prospectus Supplement will describe those Mortgage Loans that may not be so treated. The REMIC Regulations do provide, however, that payments on Mortgage Loans held pending distribution are considered part of the Mortgage Loans for purposes of Section 856(c)(4)(A) of the Code.

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
    TIERED REMIC STRUCTURES. For certain series of REMIC Certificates, two or more separate elections may be made to treat designated portions of the related Trust Fund as REMICs ("Tiered REMICs") for federal income tax purposes. Upon the issuance of any such series of REMIC Certificates, counsel to the Depositor will deliver its opinion generally to the effect that, assuming compliance with all provisions of the related Pooling Agreement, the Tiered REMICs will each qualify as a REMIC and the REMIC Certificates issued by the Tiered REMICs, respectively, will be considered to evidence ownership of REMIC Regular Certificates or REMIC Residual Certificates in the related REMIC within the meaning of the REMIC Provisions.

    Solely for purposes of determining whether the REMIC Certificates will be "real estate assets" within the meaning of Section 856(c)(4)(A) of the Code, and "loans secured by an interest in real property" under Section 7701(a)(19)(C) of the Code, and whether the income on such Certificates is interest described in
Section 856(c)(3)(B) of the Code, the Tiered REMICs will be treated as one
REMIC.

TAXATION OF OWNERS OF REMIC REGULAR CERTIFICATES

    GENERAL. Except as otherwise stated in this discussion, REMIC Regular Certificates will be treated for federal income tax purposes as debt instruments issued by the REMIC and not as ownership interests in the REMIC or its assets. Moreover, holders of REMIC Regular Certificates that otherwise report income under a cash method of accounting will be required to report income with respect to REMIC Regular Certificates under an accrual method.

    ORIGINAL ISSUE DISCOUNT. Certain REMIC Regular Certificates may be issued with "original issue discount" within the meaning of Section 1273(a) of the Code. Any holders of REMIC Regular Certificates issued with original issue discount generally will be required to include original issue discount in income as it accrues, in accordance with the method described below, in advance of the receipt of the cash attributable to such income. In addition, Section 1272(a)(6) of the Code provides special rules applicable to REMIC Regular Certificates and certain other debt instruments issued with original issue discount. Regulations have not been issued under that section.

    The Code requires that a prepayment assumption be used with respect to Mortgage Loans held by a REMIC in computing the accrual of original issue discount on REMIC Regular Certificates issued by that REMIC, and that adjustments be made in the amount and rate of accrual of such discount to reflect differences between the actual prepayment rate and the prepayment assumption. The prepayment assumption is to be determined in a manner prescribed in Treasury regulations; as noted above, those regulations have not been issued. The Conference Committee Report accompanying the Tax Reform Act of 1986 (the "Committee Report") indicates that the regulations will provide that the prepayment assumption used with respect to a REMIC Regular Certificate must be the same as that used in pricing the initial offering of such REMIC Regular Certificate. The prepayment assumption (the "Prepayment Assumption") used in reporting original issue discount for each series of REMIC Regular Certificates will be consistent with this standard and will be disclosed in the related Prospectus Supplement. However, neither the Depositor nor any other person will make any representation that the Mortgage Loans will in fact prepay at a rate conforming to the Prepayment Assumption or at any other rate.

    The original issue discount, if any, on a REMIC Regular Certificate will be the excess of its stated redemption price at maturity over its issue price. The issue price of a particular class of REMIC Regular Certificates will be the first cash price at which a substantial amount of REMIC Regular Certificates of that class is sold (excluding sales to bond houses, brokers and underwriters). If less than a substantial amount of a particular class of REMIC Regular Certificates is sold for cash on or prior to the date of their initial issuance (the "Closing Date"), the issue price for such class will be the fair market value of such class on the Closing Date. Under the OID Regulations, the stated redemption price of a REMIC Regular Certificate is equal to the total of all payments to be made on such Certificate other than "qualified stated interest". "Qualified stated interest" includes interest that is unconditionally payable at least annually at a

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single fixed rate, at a "qualified floating rate", or at an "objective rate", a combination of a single fixed rate and one or more "qualified floating rates" or one "qualified inverse floating rate", or a combination of "qualified floating rates" that does not operate in a manner that accelerates or defers interest payments on such REMIC Regular Certificate.

    In the case of REMIC Regular Certificates bearing adjustable interest rates, the determination of the total amount of original issue discount and the timing of the inclusion thereof will vary according to the characteristics of such REMIC Regular Certificates. If the original issue discount rules apply to such Certificates, the related Prospectus Supplement will describe the manner in which such rules will be applied with respect to those Certificates in preparing information returns to the Certificateholders and the Internal Revenue Service (the "IRS").

    In addition, if the accrued interest to be paid on the first Distribution Date is computed with respect to a period that begins prior to the Closing Date, a portion of the purchase price paid for a REMIC Regular Certificate will reflect such accrued interest. In such cases, information returns provided to the Certificateholders and the IRS will be based on the position that the portion of the purchase price paid for the interest accrued with respect to periods prior to the Closing Date is treated as part of the overall cost of such REMIC Regular Certificate (and not as a separate asset the cost of which is recovered entirely out of interest received on the next Distribution Date) and that portion of the interest paid on the first Distribution Date in excess of interest accrued for a number of days corresponding to the number of days from the Closing Date to the first Distribution Date should be included in the stated redemption price of such REMIC Regular Certificate. However, the OID Regulations state that all or some portion of such accrued interest may be treated as a separate asset the cost of which is recovered entirely out of interest paid on the first Distribution Date. It is unclear how an election to do so would be made under the OID Regulations and whether such an election could be made unilaterally by a Certificateholder.

    Notwithstanding the general definition of original issue discount, original issue discount on a REMIC Regular Certificate will be considered to be de minimis if it is less than 0.25% of the stated redemption price of the REMIC Regular Certificate multiplied by its weighted average life. For this purpose, the weighted average life of the REMIC Regular Certificate is computed as the sum of the amounts determined, as to each payment included in the stated redemption price of such REMIC Regular Certificate, by multiplying (i) the number of complete years (rounding down for partial years) from the issue date until such payment is expected to be made (presumably taking into account the Prepayment Assumption) by (ii) a fraction, the numerator of which is the amount of the payment, and the denominator of which is the stated redemption price at maturity of such REMIC Regular Certificate. Under the OID Regulations, original issue discount of only a DE MINIMIS amount (other than DE MINIMIS original discount attributable to a so-called "teaser" interest rate or an initial interest holiday) will be included in income as each payment of stated principal is made, based on the product of the total amount of such DE MINIMIS original issue discount and a fraction, the numerator of which is the amount of such principal payment and the denominator of which is the outstanding stated principal amount of the REMIC Regular Certificate. The OID Regulations also would permit a Certificateholder to elect to accrue DE MINIMIS original issue discount into income currently based on a constant yield method. See "--Taxation of Owners of REMIC Regular Certificates--Market Discount" for a description of such election under the OID Regulations.

    If original issue discount on a REMIC Regular Certificate is in excess of a DE MINIMIS amount, the holder of such Certificate must include in ordinary gross income the sum of the "daily portions" of original issue discount for each day during its taxable year on which it held such REMIC Regular Certificate, including the purchase date but excluding the disposition date. In the case of an original holder of a REMIC Regular Certificate, the daily portions of original issue discount will be determined as follows.

    As to each "accrual period", that is, each period that ends on a date that corresponds to a Distribution Date and begins on the first day following the immediately preceding accrual period (or in the case of the first such period, begins on the Closing Date), a calculation will be made of the portion of the original issue

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discount that accrued during such accrual period. The portion of original issue discount that accrues in any accrual period will equal the excess, if any, of
(i) the sum of (a) the present value, as of the end of the accrual period, of all of the distributions remaining to be made on the REMIC Regular Certificate, if any, in future periods and (b) the distributions made on such REMIC Regular Certificate during the accrual period of amounts included in the stated redemption price, over (ii) the adjusted issue price of such REMIC Regular Certificate at the beginning of the accrual period. The present value of the remaining distributions referred to in the preceding sentence will be calculated
(x) assuming that distributions on the REMIC Regular Certificate will be received in future periods based on the Mortgage Loans being prepaid at a rate equal to the Prepayment Assumption and (y) using a discount rate equal to the original yield to maturity of the Certificate. For these purposes, the original yield to maturity of the Certificate will be calculated based on its issue price and assuming that distributions on the Certificate will be made in all accrual periods based on the Mortgage Loans being prepaid at a rate equal to the Prepayment Assumption. The adjusted issue price of a REMIC Regular Certificate at the beginning of any accrual period will equal the issue price of such Certificate, increased by the aggregate amount of original issue discount that accrued with respect to such Certificate in prior accrual periods, and reduced by the amount of any distributions made on such REMIC Regular Certificate in prior accrual periods of amounts included in the stated redemption price. The original issue discount accruing during any accrual period, computed as described above, will be allocated ratably to each day during the accrual period to determine the daily portion of original issue discount for such day.

    A subsequent purchaser of a REMIC Regular Certificate that purchases such Certificate at a cost (excluding any portion of such cost attributable to accrued qualified stated interest) less than its remaining stated redemption price will also be required to include in gross income the daily portions of any original issue discount with respect to such Certificate. However, each such daily portion will be reduced, if such cost is in excess of its "adjusted issue price", in proportion to the ratio such excess bears to the aggregate original issue discount remaining to be accrued on such REMIC Regular Certificate. The adjusted issue price of a REMIC Regular Certificate on any given day equals the sum of (i) the adjusted issue price (or, in the case of the first accrual period, the issue price) of such Certificate at the beginning of the accrual period which includes such day and (ii) the daily portions of original issue discount for all days during such accrual period prior to such day.

    MARKET DISCOUNT. A Certificateholder that purchases a REMIC Regular Certificate at a market discount, that is, in the case of a REMIC Regular Certificate issued without original issue discount, at a purchase price less than its remaining stated principal amount, or in the case of a REMIC Regular Certificate issued with original issue discount, at a purchase price less than its adjusted issue price, will recognize gain upon receipt of each distribution representing stated redemption price. In particular, under Section 1276 of the Code such a Certificateholder generally will be required to allocate the portion of each such distribution representing stated redemption price first to accrued market discount not previously included in income, and to recognize ordinary income to that extent. A Certificateholder may elect to include market discount in income currently as it accrues rather than including it on a deferred basis in accordance with the foregoing. If made, such election will apply to all market discount bonds acquired by such Certificateholder on or after the first day of the first taxable year to which such election applies. In addition, the OID Regulations permit a Certificateholder to elect to accrue all interest, discount (including DE MINIMIS market or original issue discount) and premium in income as interest, based on a constant yield method. If such an election were made with respect to a REMIC Regular Certificate with market discount, the Certificateholder would be deemed to have made an election to currently include market discount in income with respect to all other debt instruments having market discount that such Certificateholder acquires during the taxable year of the election or thereafter, and possibly previously acquired instruments. Similarly, a Certificateholder that made this election for a Certificate that is acquired at a premium would be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such Certificateholder owns or acquires. See "--Taxation of Owners of

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REMIC Regular Certificates--Premium". Each of these elections to accrue interest, discount and premium with respect to a Certificate on a constant yield method or as interest would be irrevocable.

    However, market discount with respect to a REMIC Regular Certificate will be considered to be DE MINIMIS for purposes of Section 1276 of the Code if such market discount is less than 0.25% of the remaining stated redemption price of such REMIC Regular Certificate multiplied by the number of complete years to maturity remaining after the date of its purchase. In interpreting a similar rule with respect to original issue discount on obligations payable in installments, the OID Regulations refer to the weighted average maturity of obligations, and it is likely that the same rule will be applied with respect to market discount, presumably taking into account the Prepayment Assumption. If market discount is treated as DE MINIMIS under this rule, it appears that the actual discount would be treated in a manner similar to original issue discount of a DE MINIMIS amount. See "--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount". Such treatment would result in discount being included in income at a slower rate than discount would be required to be included in income using the method described above.

    Section 1276(b)(3) of the Code specifically authorizes the Treasury Department to issue regulations providing for the method for accruing market discount on debt instruments, the principal of which is payable in more than one installment. Until regulations are issued by the Treasury Department, certain rules described in the Committee Report apply. The Committee Report indicates that in each accrual period market discount on REMIC Regular Certificates should accrue, at the Certificateholder's option: (i) on the basis of a constant yield method; (ii) in the case of a REMIC Regular Certificate issued without original issue discount, in an amount that bears the same ratio to the total remaining market discount as the stated interest paid in the accrual period bears to the total amount of stated interest remaining to be paid on the REMIC Regular Certificate as of the beginning of the accrual period or (iii) in the case of a REMIC Regular Certificate issued with original issue discount, in an amount that bears the same ratio to the total remaining market discount as the original issue discount accrued in the accrual period bears to the total original issue discount remaining on the REMIC Regular Certificate at the beginning of the accrual period. Moreover, the Prepayment Assumption used in calculating the accrual of original issue discount is also used in calculating the accrual of market discount. Because the regulations referred to in this paragraph have not been issued, it is not possible to predict what effect such regulations might have on the tax treatment of a REMIC Regular Certificate purchased at a discount in the secondary market.

    To the extent that REMIC Regular Certificates provide for monthly or other periodic distributions throughout their term, the effect of these rules may be to require market discount to be includible in income at a rate that is not significantly slower than the rate at which such discount would accrue if it were original issue discount. Moreover, in any event a holder of a REMIC Regular Certificate generally will be required to treat a portion of any gain on the sale or exchange of such Certificate as ordinary income to the extent of the market discount accrued to the date of disposition under one of the foregoing methods, less any accrued market discount previously reported as ordinary income.

    Further, under Section 1277 of the Code a holder of a REMIC Regular Certificate may be required to defer a portion of its interest deductions for the taxable year attributable to any indebtedness incurred or continued to purchase or carry a REMIC Regular Certificate purchased with market discount. For these purposes, the DE MINIMIS rule referred to above applies. Any such deferred interest expense would not exceed the market discount that accrues during such taxable year and is, in general, allowed as a deduction not later than the year in which such market discount is includible in income. If such holder elects to include market discount in income currently as it accrues on all market discount instruments acquired by such holder in that taxable year or thereafter, the interest deferral rule described above will not apply.

    PREMIUM. A REMIC Regular Certificate purchased at a cost (excluding any portion of such cost attributable to accrued qualified stated interest) greater than its remaining stated redemption price will be considered to be purchased at a premium. The holder of such a REMIC Regular Certificate may elect

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under Section 171 of the Code to amortize such premium under the constant yield method over the life of the Certificate. If made, such an election will apply to all debt instruments having amortizable bond premium that the holder owns or subsequently acquires. Amortizable premium will be treated as an offset to interest income on the related debt instrument, rather than as a separate interest deduction. The OID Regulations also permit Certificateholders to elect to include all interest, discount and premium in income based on a constant yield method, further treating the Certificateholder as having made the election to amortize premium generally. See "--Taxation of Owners of REMIC Regular Certificates--Market Discount". The Committee Report states that the same rules that apply to accrual of market discount (which rules will require use of a Prepayment Assumption in accruing market discount with respect to REMIC Regular Certificates without regard to whether such Certificates have original issue discount) will also apply in amortizing bond premium under Section 171 of the Code.

    REALIZED LOSSES. Under Section 166 of the Code, both corporate holders of the REMIC Regular Certificates and noncorporate holders of the REMIC Regular Certificates that acquire such Certificates in connection with a trade or business should be allowed to deduct, as ordinary losses, any losses sustained during a taxable year in which their Certificates become wholly or partially worthless as the result of one or more realized losses on the Residential Loans. However, it appears that a noncorporate holder that does not acquire a REMIC Regular Certificate in connection with a trade or business will not be entitled to deduct a loss under Section 166 of the Code until such holder's Certificate becomes wholly worthless (i.e., until its outstanding principal balance has been reduced to zero) and that the loss will be characterized as a short-term capital loss.

    Each holder of a REMIC Regular Certificate will be required to accrue interest and original issue discount with respect to such Certificate, without giving effect to any reductions in distributions attributable to defaults or delinquencies on the Residential Loans or the underlying Certificates until it can be established that any such reduction ultimately will not be recoverable. As a result, the amount of taxable income reported in any period by the holder of a REMIC Regular Certificate could exceed the amount of economic income actually realized by the holder in such period. Although the holder of a REMIC Regular Certificate eventually will recognize a loss or reduction in income attributable to previously accrued and included income that as the result of a realized loss ultimately will not be realized, the law is unclear with respect to the timing and character of such loss or reduction in income.

TAXATION OF OWNERS OF REMIC RESIDUAL CERTIFICATES

    GENERAL. As residual interests, the REMIC Residual Certificates will be subject to tax rules that differ significantly from those that would apply if the REMIC Residual Certificates were treated for federal income tax purposes as direct ownership interests in the Mortgage Loans or as debt instruments issued by the REMIC.

    An original holder of a REMIC Residual Certificate generally will be required to report its daily portion of the taxable income or, subject to the limitations noted in this discussion, the net loss of the REMIC for each day during a calendar quarter that such holder owned such REMIC Residual Certificate. For this purpose, the taxable income or net loss of the REMIC will be allocated to each day in the calendar quarter ratably using a "30 days per month/90 days per quarter/360 days per year" convention unless otherwise disclosed in the related Prospectus Supplement. The daily amounts so allocated will then be allocated among the REMIC Residual Certificateholders in proportion to their respective ownership interests on such day. Any amount included in the gross income or allowed as a loss of any REMIC Residual Certificateholder by virtue of this paragraph will be treated as ordinary income or loss. The taxable income of the REMIC will be determined under the rules described below in "--Taxable Income of the REMIC" and will be taxable to the REMIC Residual Certificateholders without regard to the timing or amount of cash distributions by the REMIC. Ordinary income derived from REMIC Residual

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Certificates will be "portfolio income" for purposes of the taxation of taxpayers subject to limitations under Section 469 of the Code on the deductibility of "passive losses".

    A holder of a REMIC Residual Certificate that purchased such Certificate from a prior holder of such Certificate also will be required to report on its federal income tax return amounts representing its daily share of the taxable income (or net loss) of the REMIC for each day that it holds such REMIC Residual Certificate. Those daily amounts generally will equal the amounts of taxable income or net loss determined as described above. The Committee Report indicates that certain modifications of the general rules may be made, by regulations, legislation or otherwise, to reduce (or increase) the income of a REMIC Residual Certificateholder that purchased such REMIC Residual Certificate from a prior holder of such Certificate at a price greater than (or less than) the adjusted basis (as defined below) such REMIC Residual Certificate would have had in the hands of an original holder of such Certificate. The REMIC Regulations, however, do not provide for any such modifications.

    Any payments received by a holder of a REMIC Residual Certificate in connection with the acquisition of such REMIC Residual Certificate will be taken into account in determining the income of such holder for federal income tax purposes. Although it appears likely that any such payment would be includible in income immediately upon its receipt, the IRS might assert that such payment should be included in income over time according to an amortization schedule or according to some other method. Because of the uncertainty concerning the treatment of such payments, holders of REMIC Residual Certificates should consult their tax advisors concerning the treatment of such payments for income tax purposes.

    The amount of income REMIC Residual Certificateholders will be required to report (or the tax liability associated with such income) may exceed the amount of cash distributions received from the REMIC for the corresponding period. Consequently, REMIC Residual Certificateholders should have other sources of funds sufficient to pay any federal income taxes due as a result of their ownership of REMIC Residual Certificates or unrelated deductions against which income may be offset, subject to the rules relating to "excess inclusions", residual interests without "significant value" and "noneconomic" residual interests discussed below. The fact that the tax liability associated with the income allocated to REMIC Residual Certificateholders may exceed the cash distribution received by such REMIC Residual Certificateholders for the corresponding period may significantly adversely affect such REMIC Residual Certificateholders' after-tax rate of return.

    TAXABLE INCOME OF THE REMIC. The taxable income of the REMIC will equal the income from the Mortgage Loans and other assets of the REMIC plus any cancellation of indebtedness income due to the allocation of realized losses to REMIC Regular Certificates, less the deductions allowed to the REMIC for interest (including original issue discount and reduced by any premium on issuance) on the REMIC Regular Certificates (and any other class of REMIC Certificates constituting "regular interests" in the REMIC not offered hereby), amortization of any premium on the Mortgage Loans, bad debt losses with respect to the Mortgage Loans and, except as described below, for servicing, administrative and other expenses.

    For purposes of determining its taxable income, the REMIC will have an initial aggregate basis in its assets equal to the sum of the issue prices of all REMIC Certificates (or, if a class of REMIC Certificates is not sold initially, their fair market values). Such aggregate basis will be allocated among the Mortgage Loans and the other assets of the REMIC in proportion to their respective fair market values. The issue price of any REMIC Certificates offered hereby will be determined in the manner described above under "--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount". The issue price of a REMIC Certificate received in exchange for an interest in the Mortgage Loans or other property will equal the fair market value of such interests in the Mortgage Loans or other property. Accordingly, if one or more classes of REMIC Certificates are retained initially rather than sold, the Master Servicer or the

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Trustee may be required to estimate the fair market value of such interests in order to determine the basis of the REMIC in the Mortgage Loans and other property held by the REMIC.

    Subject to possible application of the DE MINIMIS rules, the method of accrual by the REMIC of original issue discount income and market discount income with respect to Mortgage Loans that it holds will be equivalent to the method for accruing original issue discount income for holders of REMIC Regular Certificates (that is, under the constant yield method taking into account the Prepayment Assumption). However, a REMIC that acquires loans at a market discount must include such market discount in income currently, as it accrues, on a constant interest basis. See "--Taxation of Owners of REMIC Regular Certificates" above, which describes a method for accruing such discount income that is analogous to that required to be used by a REMIC as to Mortgage Loans with market discount that it holds.

    A Mortgage Loan will be deemed to have been acquired with discount (or premium) to the extent that the REMIC's basis therein, determined as described in the preceding paragraph, is less than (or greater than) its stated redemption price. Any such discount will be includible in the income of the REMIC as it accrues, in advance of receipt of the cash attributable to such income, under a method similar to the method described above for accruing original issue discount on the REMIC Regular Certificates. It is anticipated that each REMIC will elect under Section 171 of the Code to amortize any premium on the Mortgage Loans. Premium on any Mortgage Loan to which such election applies may be amortized under a constant yield method, presumably taking into account a Prepayment Assumption. Further, such an election would not apply to any Mortgage Loan originated on or before September 27, 1985. Instead, premium on such a Mortgage Loan should be allocated among the principal payments thereon and be deductible by the REMIC as those payments become due or upon the prepayment of such Mortgage Loan.

    A REMIC will be allowed deductions for interest (including original issue discount) on the REMIC Regular Certificates (including any other class of REMIC Certificates constituting "regular interests" in the REMIC not offered hereby) equal to the deductions that would be allowed if the REMIC Regular Certificates (including any other class of REMIC Certificates constituting "regular interests" in the REMIC not offered hereby) were indebtedness of the REMIC. Original issue discount will be considered to accrue for this purpose as described above under "--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount", except that the DE MINIMIS rule and the adjustments for subsequent holders of REMIC Regular Certificates (including any other class of REMIC Certificates constituting "regular interests" in the REMIC not offered hereby) described therein will not apply.

    If a class of REMIC Regular Certificates is issued at a price in excess of the stated redemption price of such class (such excess, "Issue Premium"), the net amount of interest deductions that are allowed the REMIC in each taxable year with respect to the REMIC Regular Certificates of such class will be reduced by an amount equal to the portion of the Issue Premium that is considered to be amortized or repaid in that year. Although the matter is not entirely certain, it is likely that Issue Premium would be amortized under a constant yield method in a manner analogous to the method of accruing original issue discount described above under "--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount".

    As a general rule, the taxable income of a REMIC will be determined in the same manner as if the REMIC were an individual having the calendar year as its taxable year and using the accrual method of accounting. However, no item of income, gain, loss or deduction allocable to a prohibited transaction will be taken into account. See "--Prohibited Transactions Tax and Other Taxes" below. Further, the limitation on miscellaneous itemized deductions imposed on individuals by Section 67 of the Code (which allows such deductions only to the extent they exceed in the aggregate two percent of the taxpayer's adjusted gross income) will not be applied at the REMIC level so that the REMIC will be allowed deductions for servicing, administrative and other non-interest expenses in determining its taxable income. All such expenses will be allocated as a separate item to the holders of REMIC Certificates, subject to the

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limitation of Section 67 of the Code. See "--Possible Pass-Through of
Miscellaneous Itemized Deductions". If the deductions allowed to the REMIC exceed its gross income for a calendar quarter, such excess will be the net loss for the REMIC for that calendar quarter.

    BASIS RULES, NET LOSSES AND DISTRIBUTIONS. The adjusted basis of a REMIC Residual Certificate will be equal to the amount paid for such REMIC Residual Certificate, increased by amounts included in the income of the REMIC Residual Certificateholder and decreased (but not below zero) by distributions made, and by net losses allocated, to such REMIC Residual Certificateholder.

    A REMIC Residual Certificateholder is not allowed to take into account any net loss for any calendar quarter to the extent such net loss exceeds such REMIC Residual Certificateholder's adjusted basis in its REMIC Residual Certificate as of the close of such calendar quarter (determined without regard to such net loss). Any loss that is not currently deductible by reason of this limitation may be carried forward indefinitely to future calendar quarters and, subject to the same limitation, may be used only to offset income from the REMIC Residual Certificate. The ability of REMIC Residual Certificateholders to deduct net losses may be subject to additional limitations under the Code, as to which REMIC Residual Certificateholders should consult their tax advisors.

    Any distribution on a REMIC Residual Certificate will be treated as a nontaxable return of capital to the extent it does not exceed the holder's adjusted basis in such REMIC Residual Certificate. To the extent a distribution on a REMIC Residual Certificate exceeds such adjusted basis, it will be treated as gain from the sale of such REMIC Residual Certificate. Holders of certain REMIC Residual Certificates may be entitled to distributions early in the term of the related REMIC under circumstances in which their bases in such REMIC Residual Certificates will not be sufficiently large that such distributions will be treated as nontaxable returns of capital. Their bases in such REMIC Residual Certificates will initially equal the amount paid for such REMIC Residual Certificates and will be increased by their allocable shares of taxable income of the Trust Fund. However, such bases increases may not occur until the end of the calendar quarter, or perhaps the end of the calendar year, with respect to which such REMIC taxable income is allocated to the REMIC Residual Certificateholders. To the extent such REMIC Residual Certificateholders' initial bases are less than the distributions to such REMIC Residual Certificateholders, and increases in such initial bases either occur after such distributions or (together with their initial bases) are less than the amount of such distributions, gain will be recognized to such REMIC Residual Certificateholders on such distributions and will be treated as gain from the sale of their REMIC Residual Certificates.

    The effect of these rules is that a REMIC Residual Certificateholder may not amortize its basis in a REMIC Residual Certificate, but may only recover its basis through distributions, through the deduction of any net losses of the REMIC or upon the sale of its REMIC Residual Certificate. See "--Sales of REMIC Certificates". For a discussion of possible modifications of these rules that may require adjustments to income of a holder of a REMIC Residual Certificate other than an original holder in order to reflect any difference between the cost of such REMIC Residual Certificate to such REMIC Residual Certificateholder and the adjusted basis such REMIC Residual Certificate would have in the hands of an original holder, see "--Taxation of Owners of REMIC Residual Certificates--General".

    EXCESS INCLUSIONS. Any "excess inclusions" with respect to a REMIC Residual Certificate will, with an exception discussed below for certain REMIC Residual Certificates held by thrift institutions, be subject to federal income tax in all events.

    In general, the "excess inclusions" with respect to a REMIC Residual Certificate for any calendar quarter will be the excess, if any, of (i) the sum of the daily portions of REMIC taxable income allocable to such REMIC Residual Certificate over (ii) the sum of the "daily accruals" (as defined below) for each day during such quarter that such REMIC Residual Certificate was held by such REMIC Residual Certificateholder. The daily accruals of a REMIC Residual Certificateholder will be determined by allocating to each day during a calendar quarter its ratable portion of the product of the "adjusted issue price" of the

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REMIC Residual Certificate at the beginning of the calendar quarter and 120% of the "long-term Federal rate" in effect on the Closing Date. For this purpose, the adjusted issue price of a REMIC Residual Certificate as of the beginning of any calendar quarter will be equal to the issue price of the REMIC Residual Certificate, increased by the sum of the daily accruals for all prior quarters and decreased (but not below zero) by any distributions made with respect to such REMIC Residual Certificate before the beginning of such quarter. The issue price of a REMIC Residual Certificate is the initial offering price to the public (excluding bond houses and brokers) at which a substantial amount of the REMIC Residual Certificates were sold. The "long-term Federal rate" is an average of current yields on Treasury securities with a remaining term of greater than nine years, computed and published monthly by the IRS.

    For REMIC Residual Certificateholders, an excess inclusion (i) will not be permitted to be offset by deductions, losses or loss carryovers from other activities, (ii) will be treated as "unrelated business taxable income" to an otherwise tax-exempt organization and (iii) will not be eligible for any rate reduction or exemption under any applicable tax treaty with respect to the 30% United States withholding tax imposed on distributions to REMIC Residual Certificateholders that are foreign investors. See, however, "-- Foreign Investors in REMIC Certificates" below.

    As an exception to the general rules described above, thrift institutions are allowed to offset their excess inclusions with unrelated deductions, losses or loss carryovers, but only if the REMIC Residual Certificates are considered to have "significant value". The REMIC Regulations provide that in order to be treated as having significant value, the REMIC Residual Certificates must have an aggregate issue price, at least equal to two percent of the aggregate issue prices of all of the related REMIC's Regular and Residual Certificates. In addition, based on the Prepayment Assumption, the anticipated weighted average life of the REMIC Residual Certificates must equal or exceed 20% of the anticipated weighted average life of the REMIC, based on the Prepayment Assumption and on any required or permitted cleanup calls or required liquidation provided for in the REMIC's organizational documents. Although it has not done so, the Treasury also has authority to issue regulations that would treat the entire amount of income accruing on a REMIC Residual Certificate as an excess inclusion if the REMIC Residual Certificates are considered not to have "significant value". The related Prospectus Supplement will disclose whether offered REMIC Residual Certificates may be considered to have "significant value" under the REMIC Regulations; provided, however, that any disclosure that a REMIC Residual Certificate will have "significant value" will be based upon certain assumptions, and the Depositor will make no representation that a REMIC Residual Certificate will have "significant value" for purposes of the above-described rules. The above-described exception for thrift institutions applies only to those residual interests held directly by, and deductions, losses and loss carryovers incurred by, such institutions (and not by other members of an affiliated group of corporations filing a consolidated income tax return) or by certain wholly owned direct subsidiaries of such institutions formed or operated exclusively in connection with the organization and operation of one or more REMICs.

    In the case of any REMIC Residual Certificates held by a real estate investment trust, the aggregate excess inclusions with respect to such REMIC Residual Certificates, reduced (but not below zero) by the real estate investment trust taxable income (within the meaning of Section 857(b)(2) of the Code, excluding any net capital gain), will be allocated among the shareholders of such trust in proportion to the dividends received by such shareholders from such trust, and any amount so allocated will be treated as an excess inclusion with respect to a REMIC Residual Certificate as if held directly by such shareholder. Treasury regulations yet to be issued could apply a similar rule to regulated investment companies, common trust funds and certain cooperatives; the REMIC Regulations currently do not address this subject.

    NONECONOMIC REMIC RESIDUAL CERTIFICATES. Under the REMIC Regulations, transfers of "noneconomic" REMIC Residual Certificates will be disregarded for all federal income tax purposes if "a significant purpose of the transfer was to enable the transferor to impede the assessment or collection of tax". If such transfer is disregarded, the purported transferor will continue to remain liable for any taxes

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due with respect to the income on such "noneconomic" REMIC Residual Certificate.
The REMIC Regulations provide that a REMIC Residual Certificate is noneconomic unless, based on the Prepayment Assumption and on any required or permitted cleanup calls, or required liquidation provided for in the REMIC's organizational documents, (i) the present value of the expected future distributions (discounted using the "applicable Federal rate" for obligations whose term ends on the close of the last quarter in which excess inclusions are expected to accrue with respect to the REMIC Residual Certificate, which rate is computed and published monthly by the IRS) on the REMIC Residual Certificate equals at least the present value of the expected tax on the anticipated excess inclusions and (ii) the transferor reasonably expects that the transferee will receive distributions with respect to the REMIC Residual Certificate at or after the time the taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes. Accordingly, all transfers of REMIC Residual Certificates that may constitute noneconomic residual interests will be subject to certain restrictions under the terms of the related Pooling Agreement that are intended to reduce the possibility of any such transfer being disregarded. Such restrictions will require each party to a transfer to provide an affidavit that no purpose of such transfer is to impede the assessment or collection of tax, including certain representations as to the financial condition of the prospective transferee, as to which the transferor is also required to make a reasonable investigation to determine such transferee's historic payment of its debts and ability to continue to pay its debts as they come due in the future. Prior to purchasing a REMIC Residual Certificate, prospective purchasers should consider the possibility that a purported transfer of such REMIC Residual Certificate by such a purchaser to another purchaser at some future date may be disregarded in accordance with the above-described rules which would result in the retention of tax liability by such purchaser.

    The related Prospectus Supplement will disclose whether offered REMIC Residual Certificates may be considered "noneconomic" residual interests under the REMIC Regulations; provided, however, that any disclosure that a REMIC Residual Certificate will not be considered "noneconomic" will be based upon certain assumptions, and the Depositor will make no representation that a REMIC Residual Certificate will not be considered "noneconomic" for purposes of the above-described rules. See "-- Taxation of Owners of REMIC Residual Certificates--Foreign Investors in REMIC Certificates" below for additional restrictions applicable to transfers of certain REMIC Residual Certificates to foreign persons.

    MARK-TO-MARKET RULES. On December 24, 1996, the IRS released final regulations (the "Mark-to-Market Regulations") relating to the requirement that a securities dealer mark to market securities held for sale to customers. This mark-to-market requirement applies to all securities owned by a dealer except to the extent that the dealer has specifically identified a security as held for investment. The Mark-to-Market Regulations provide that for purposes of this mark-to-market requirement, a REMIC Residual Certificate issued after January 4, 1995 is not treated as a security and thus may not be marked to market. Prospective purchasers of a REMIC Residual Certificate should consult their tax advisors regarding the possible application of the mark-to-market requirement to REMIC Residual Certificates.

    POSSIBLE PASS-THROUGH OF MISCELLANEOUS ITEMIZED DEDUCTIONS. Fees and expenses of a REMIC generally will be allocated to the holders of the related REMIC Residual Certificates. The applicable Treasury regulations indicate, however, that in the case of a REMIC that is similar to a single class grantor trust, all or a portion of such fees and expenses should be allocated to the holders of the related REMIC Regular Certificates. Unless otherwise stated in the related Prospectus Supplement, such fees and expenses will be allocated to holders of the related REMIC Residual Certificates in their entirety and not to the holders of the related REMIC Regular Certificates.

    With respect to REMIC Residual Certificates or REMIC Regular Certificates the holders of which receive an allocation of fees and expenses in accordance with the preceding discussion, if any holder thereof is an individual, estate or trust, or a "pass-through entity" beneficially owned by one or more individuals, estates or trusts, (i) an amount equal to such individual's, estate's or trust's share of such fees and expenses will be added to the gross income of such holder and (ii) such individual's, estate's or trust's share of such fees and expenses will be treated as a miscellaneous itemized deduction allowable subject to

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the limitation of Section 67 of the Code, which permits such deductions only to the extent they exceed in the aggregate two percent of a taxpayer's adjusted gross income. In addition, Section 68 of the Code provides that the amount of itemized deductions otherwise allowable for an individual whose adjusted gross income exceeds a specified amount will be reduced by the lesser of (x) three percent of the excess of the individual's adjusted gross income over such amount or (y) 80% of the amount of itemized deductions otherwise allowable for the taxable year. The amount of additional taxable income reportable by REMIC Certificateholders that are subject to the limitations of either Section 67 or
Section 68 of the Code may be substantial. Furthermore, in determining the alternative minimum taxable income of such a holder of a REMIC Certificate that is an individual, estate or trust, or a "pass-through entity" beneficially owned by one or more individuals, estates or trusts, no deduction will be allowed for such holder's allocable portion of servicing fees and other miscellaneous itemized deductions of the REMIC, even though an amount equal to the amount of such fees and other deductions will be included in such holder's gross income. Accordingly, such REMIC Certificates may not be appropriate investments for individuals, estates or trusts, or pass-through entities beneficially owned by one or more individuals, estates or trusts. Such prospective investors should carefully consult with their own tax advisors prior to making an investment in such Certificates.

    SALES OF REMIC CERTIFICATES. If a REMIC Certificate is sold, the selling Certificateholder will recognize gain or loss equal to the difference between the amount realized on the sale and its adjusted basis in the REMIC Certificate. The adjusted basis of a REMIC Regular Certificate generally will equal the cost of such REMIC Regular Certificate to such Certificateholder, increased by income reported by such Certificateholder with respect to such REMIC Regular Certificate (including original issue discount and market discount income) and reduced (but not below zero) by distributions on such REMIC Regular Certificate received by such Certificateholder and by any amortized premium. The adjusted basis of a REMIC Residual Certificate will be determined as described under "--Basis Rules, Net Losses and Distributions". Except as provided in the following two paragraphs, any such gain or loss will be capital gain or loss, provided such REMIC Certificate is held as a capital asset (generally, property held for investment) within the meaning of Section 1221 of the Code. The Code as of the date of this Prospectus provides for a top marginal tax rate of 39.6% for individuals and a maximum marginal rate for long-term capital gains for individuals of 20%. No such rate differential exists for corporations. In addition, the distinction between a capital gain or loss and ordinary income or loss remains relevant for other purposes.

    A consideration for holders of the Class IO Certificates concerns the constructive sale provision of the Code added by the Taxpayer Relief Act of 1997 which requires the recognition of gain upon the "constructive sale of an appreciated financial position". A constructive sale of an appreciated financial position occurs if a taxpayer enters into certain transactions or series of such transactions that have the effect of substantially eliminating the taxpayer's risk of loss and opportunity for gain with respect to the financial instrument. For purposes of determining whether an asset may be subject to a constructive sale, an "appreciated financial position" does not include a position with respect to a debt instrument if the debt instrument (i) unconditionally entitles the holder to receive a specified principal amount, (ii) pays interest at a fixed or variable rate, and (iii) is not convertible (directly or indirectly) into the stock of the issuer or a related person. Accordingly, only the Class IO Certificates could be subject to this provision and only if a holder of a Class IO Certificate engages in a constructive sale transaction.

    Gain from the sale of a REMIC Regular Certificate that might otherwise be capital gain will be treated as ordinary income to the extent such gain does not exceed the excess, if any, of (i) the amount that would have been includible in the seller's income with respect to such REMIC Regular Certificate assuming that income had accrued thereon at a rate equal to 110% of the "applicable Federal rate" (generally, a rate based on an average of current yields on Treasury securities having a maturity comparable to that of the Certificate based on the application of the Prepayment Assumption to such Certificate, which rate is computed and published monthly by the IRS), determined as of the date of purchase of such REMIC Regular Certificate, over (ii) the amount of ordinary income actually includible

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in the seller's income prior to such sale. In addition, gain recognized on the sale of a REMIC Regular Certificate by a seller who purchased such REMIC Regular Certificate at a market discount will be taxable as ordinary income in an amount not exceeding the portion of such discount that accrued during the period such REMIC Certificate was held by such holder, reduced by any market discount included in income under the rules described above under "--Taxation of Owners of REMIC Regular Certificates--Market Discount" and "--Premium".

    REMIC Certificates will be "evidences of indebtedness" within the meaning of
Section 582(c)(1) of the Code, so that gain or loss recognized from the sale of a REMIC Certificate by a bank or thrift institution to which such section applies will be ordinary income or loss.

    A portion of any gain from the sale of a REMIC Regular Certificate that might otherwise be capital gain may be treated as ordinary income to the extent that such Certificate is held as part of a "conversion transaction" within the meaning of Section 1258 of the Code. A conversion transaction generally is one in which the taxpayer has taken two or more positions in the same or similar property that reduce or eliminate market risk, if substantially all of the taxpayer's return is attributable to the time value of the taxpayer's net investment in such transaction. The amount of gain so realized in a conversion transaction that is recharacterized as ordinary income generally will not exceed the amount of interest that would have accrued on the taxpayer's net investment at 120% of the appropriate "applicable Federal rate" (which rate is computed and published monthly by the IRS) at the time the taxpayer enters into the conversion transaction, subject to appropriate reduction for prior inclusion of interest and other ordinary income items from the transaction.

    Finally, a taxpayer may elect to have net capital gain taxed at ordinary income rates rather than capital gains rates in order to include such net capital gain in total net investment income for the taxable year, for purposes of the rule that limits the deduction of interest on indebtedness incurred to purchase or carry property held for investment to a taxpayer's net investment income.

    Except as may be provided in Treasury regulations yet to be issued, if the seller of a REMIC Residual Certificate reacquires a REMIC Residual Certificate, or acquires any other residual interest in a REMIC or any similar interest in a "taxable mortgage pool" (as defined in Section 7701(i) of the Code) during the period beginning six months before, and ending six months after, the date of such sale, such sale will be subject to the "wash sale" rules of Section 1091 of the Code. In that event, any loss realized by the REMIC Residual Certificateholder on the sale will not be deductible, but instead will be added to such REMIC Residual Certificateholder's adjusted basis in the newly acquired asset.

    PROHIBITED TRANSACTIONS TAX AND OTHER TAXES. The Code imposes a tax on REMICs equal to 100% of the net income derived from "prohibited transactions" (a "Prohibited Transactions Tax"). In general, subject to certain specified exceptions, a prohibited transaction means the disposition of a Mortgage Loan, the receipt of income from a source other than a Mortgage Loan or certain other permitted investments, the receipt of compensation for services, or gain from the disposition of an asset purchased with the payments on the Mortgage Loans for temporary investment pending distribution on the REMIC Certificates. It is not anticipated that the REMIC will engage in any prohibited transactions in which it would recognize a material amount of net income.

    In addition, certain contributions to a REMIC made after the day on which the REMIC issues all of its interests could result in the imposition of a tax on the REMIC equal to 100% of the value of the contributed property (a "Contributions Tax"). Each Pooling Agreement will include provisions designed to prevent the acceptance of any contributions that would be subject to such tax.

    REMICs also are subject to federal income tax at the highest corporate rate on "net income from foreclosure property", determined by reference to the rules applicable to real estate investment trusts. "Net income from foreclosure property" generally means gain from the sale of a foreclosure property that is inventory property and gross income from foreclosure property other than qualifying rents and other

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qualifying income for a real estate investment trust. Unless otherwise disclosed in the related Prospectus Supplement, it is not anticipated that any REMIC will recognize "net income from foreclosure property" subject to federal income tax.

    Unless otherwise disclosed in the related Prospectus Supplement, it is not anticipated that any material state or local income or franchise tax will be imposed on any REMIC.

    Unless otherwise stated in the related Prospectus Supplement, and to the extent permitted by then applicable laws, any Prohibited Transactions Tax, Contributions Tax, tax on "net income from foreclosure property" or state or local income or franchise tax that may be imposed on the REMIC will be borne by the related Master Servicer, Special Servicer or Trustee in any case out of its own funds, provided that such person has sufficient assets to do so, and provided further that such tax arises out of a breach of such person's obligations under the related Pooling Agreement and in respect of compliance with applicable laws and regulations. Any such tax not borne by a Master Servicer, Special Servicer or Trustee will be charged against the related Trust Fund resulting in a reduction in amounts payable to holders of the related REMIC Certificates.

    TAX AND RESTRICTIONS ON TRANSFERS OF REMIC RESIDUAL CERTIFICATES TO CERTAIN ORGANIZATIONS. If a REMIC Residual Certificate is transferred to a "disqualified organization" (as defined below), a tax would be imposed in an amount (determined under the REMIC Regulations) equal to the product of (i) the present value (discounted using the "applicable Federal rate" for obligations whose term ends on the close of the last quarter in which excess inclusions are expected to accrue with respect to the REMIC Residual Certificate, which rate is computed and published monthly by the IRS) of the total anticipated excess inclusions with respect to such REMIC Residual Certificate for periods after the transfer and (ii) the highest marginal federal income tax rate applicable to corporations. The anticipated excess inclusions must be determined as of the date that the REMIC Residual Certificate is transferred and must be based on events that have occurred up to the time of such transfer, the Prepayment Assumption and any required or permitted cleanup calls or required liquidation provided for in the REMIC's organizational documents. Such a tax generally would be imposed on the transferor of the REMIC Residual Certificate, except that where such transfer is through an agent for a disqualified organization, the tax would instead be imposed on such agent. However, a transferor of a REMIC Residual Certificate would in no event be liable for such tax with respect to a transfer if the transferee furnishes to the transferor an affidavit that the transferee is not a disqualified organization and, as of the time of the transfer, the transferor does not have actual knowledge that such affidavit is false. Moreover, an entity will not qualify as a REMIC unless there are reasonable arrangements designed to ensure that (x) residual interests in such entity are not held by disqualified organizations and (y) information necessary for the application of the tax described herein will be made available. Restrictions on the transfer of REMIC Residual Certificates and certain other provisions that are intended to meet this requirement will be included in the Pooling Agreement, and will be discussed more fully in any Prospectus Supplement relating to the offering of any REMIC Residual Certificate.

    In addition, if a "pass-through entity" (as defined below) includes in income excess inclusions with respect to a REMIC Residual Certificate, and a disqualified organization is the record holder of an interest in such entity, then a tax will be imposed on such entity equal to the product of (i) the amount of excess inclusions on the REMIC Residual Certificate that are allocable to the interest in the pass-through entity held by such disqualified organization and
(ii) the highest marginal federal income tax rate imposed on corporations. A pass-through entity will not be subject to this tax for any period, however, if each record holder of an interest in such pass-through entity furnishes to such pass-through entity (x) such holder's social security number and a statement under penalty of perjury that such social security number is that of the record holder or (y) a statement under penalty of perjury that such record holder is not a disqualified organization.

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    For these purposes, a "disqualified organization" means (i) the United
States, any State or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of the foregoing (but would not include instrumentalities described in Section 168(h)(2)(D) of the Code or the FHLMC), (ii) any organization (other than a cooperative described in Section 521 of the Code) that is exempt from federal income tax, unless it is subject to the tax imposed by Section 511 of the Code or (iii) any organization described in Section 1381(a)(2)(C) of the Code. For these purposes, a "pass-through entity" means any regulated investment company, real estate investment trust, trust, partnership or certain other entities described in
Section 860E(e)(6) of the Code. In addition, a person holding an interest in a pass-through entity as a nominee for another person will, with respect to such interest, be treated as a pass-through entity.

    TERMINATION. A REMIC will terminate immediately after the Distribution Date following receipt by the REMIC of the final payment in respect of the Mortgage Loans or upon a sale of the REMIC's assets following the adoption by the REMIC of a plan of complete liquidation. The last distribution on a REMIC Regular Certificate will be treated as a payment in retirement of a debt instrument. In the case of a REMIC Residual Certificate, if the last distribution on such REMIC Residual Certificate is less than the REMIC Residual Certificateholder's adjusted basis in such REMIC Residual Certificate, such REMIC Residual Certificateholder should (but may not) be treated as realizing a loss equal to the amount of such difference. Such loss may be treated as a capital loss and may be subject to the "wash sale" rules of Section 1091 of the Code.

    REPORTING AND OTHER ADMINISTRATIVE MATTERS. Solely for purposes of the administrative provisions of the Code, the REMIC will be treated as a partnership and REMIC Residual Certificateholders will be treated as partners. Unless otherwise stated in the related Prospectus Supplement, either the Trustee or the Master Servicer generally will hold at least a nominal amount of REMIC Residual Certificates, will file REMIC federal income tax returns on behalf of the related REMIC, and will be designated as and will act as the "tax matters person" with respect to the REMIC in all respects.

    As the tax matters person, the Trustee or the Master Servicer, as the case may be, will, subject to certain notice requirements and various restrictions and limitations, generally have the authority to act on behalf of the REMIC and the REMIC Residual Certificateholders in connection with the administrative and judicial review of items of income, deduction, gain or loss of the REMIC, as well as the REMIC's classification. REMIC Residual Certificateholders will generally be required to report such REMIC items consistently with their treatment on the related REMIC's tax return and may in some circumstances be bound by a settlement agreement between the Trustee or the Master Servicer, as the case may be, as tax matters person, and the IRS concerning any such REMIC item. Adjustments made to the REMIC tax return may require a REMIC Residual Certificateholder to make corresponding adjustments on its return, and an audit of the REMIC's tax return, or the adjustments resulting from such an audit, could result in an audit of a REMIC Residual Certificateholder's return. No REMIC will be registered as a tax shelter pursuant to Section 6111 of the Code because it is not anticipated that any REMIC will have a net loss for any of the first five taxable years of its existence. Any person that holds a REMIC Residual Certificate as a nominee for another person may be required to furnish to the related REMIC, in a manner to be provided in Treasury regulations, the name and address of such person and other information.

    Reporting of interest income, including any original issue discount, with respect to REMIC Regular Certificates is required annually, and may be required more frequently under Treasury regulations. These information reports generally are required to be sent to individual holders of REMIC Regular Interests and the IRS; holders of REMIC Regular Certificates that are corporations, trusts, securities dealers and certain other non-individuals will be provided interest and original issue discount income information and the information set forth in the following paragraph upon request in accordance with the requirements of the applicable regulations. The information must be provided by the later of 30 days after the end of the quarter for which the information was requested, or two weeks after the receipt of the request. The REMIC must also comply with rules requiring a REMIC Regular Certificate issued with original issue

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discount to disclose on its face the amount of original issue discount and the issue date, and requiring such information to be reported to the IRS. Reporting with respect to the REMIC Residual Certificates, including income, excess, inclusions, investment expenses and relevant information regarding qualification of the REMIC's assets will be made as required under the Treasury regulations, generally on a quarterly basis.

    As applicable, the REMIC Regular Certificate information reports will include a statement of the adjusted issue price of the REMIC Regular Certificate at the beginning of each accrual period. In addition, the reports will include information required by regulations with respect to computing the accrual of any market discount. Because exact computation of the accrual of market discount on a constant yield method would require information relating to the holder's purchase price that the REMIC may not have, such regulations only require that information pertaining to the appropriate proportionate method of accruing market discount be provided. See "--Taxation of Owners of REMIC Regular Certificates--Market Discount".

    The responsibility for complying with the foregoing reporting rules will be borne by either the Trustee or the Master Servicer, unless otherwise stated in the related Prospectus Supplement.

    BACKUP WITHHOLDING WITH RESPECT TO REMIC CERTIFICATES. Payments of interest and principal, as well as payments of proceeds from the sale of REMIC Certificates, may be subject to the "backup withholding tax" under Section 3406 of the Code at a rate of 31% if recipients of such payments fail to furnish to the payor certain information, including their taxpayer identification numbers, or otherwise fail to establish an exemption from such tax. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against such recipient's federal income tax. Furthermore, certain penalties may be imposed by the IRS on a recipient of payments that is required to supply information but that does not do so in the proper manner.

    FOREIGN INVESTORS IN REMIC CERTIFICATES. A REMIC Regular Certificateholder that is not a "United States person" (as defined below) and is not subject to federal income tax as a result of any direct or indirect connection to the United States in addition to its ownership of a REMIC Regular Certificate will not, unless otherwise disclosed in the related Prospectus Supplement, be subject to United States federal income or withholding tax in respect of a distribution on a REMIC Regular Certificate, provided that the holder complies to the extent necessary with certain identification requirements (including delivery of a statement, signed by the Certificateholder under penalties of perjury, certifying that such Certificateholder is not a United States person and providing the name and address of such Certificateholder). For these purposes, "United States person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States or a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust, and (b) one or more United States persons have the authority to control all substantial decisions of the trust. It is possible that the IRS may assert that the foregoing tax exemption should not apply with respect to interest distributed on a REMIC Regular Certificate that is held by
(i) a REMIC Residual Certificateholder that owns directly or indirectly a 10% or greater interest in the REMIC Residual Certificates or (ii) to the extent of the amount of interest paid by the related Mortgagor on a particular Mortgage Loan,
(A) a REMIC Regular Certificateholder that owns a 10% or greater ownership interest in such Mortgagor or (B) a REMIC Regular Certificateholder that is a controlled foreign corporation as to the United States of which such Mortgagor is a "United States shareholder" within the meaning of Section 951(b) of the Code. If the holder does not qualify for exemption, distributions of interest, including distributions in respect of accrued original issue discount, to such holder may be subject to a tax rate of 30%, subject to reduction under any applicable tax treaty.

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    In addition, the foregoing rules will not apply to exempt a United States shareholder of a controlled foreign corporation from taxation on such United States shareholder's allocable portion of the interest income received by such controlled foreign corporation.

    Further, it appears that a REMIC Regular Certificate would not be included in the estate of a nonresident alien individual and would not be subject to United States estate taxes. However, Certificateholders who are non-resident alien individuals should consult their tax advisors concerning this question.

    Transfers of REMIC Residual Certificates to investors that are not United States persons will be prohibited under the related Pooling Agreement.

GRANTOR TRUST FUNDS

    CLASSIFICATION OF GRANTOR TRUST FUNDS. With respect to each series of Grantor Trust Certificates, counsel to the Depositor will deliver its opinion to the effect that, assuming compliance with all provisions of the related Pooling Agreement, the related Grantor Trust Fund will be classified as a grantor trust under subpart E, part I of subchapter J of the Code and not as a partnership or an association taxable as a corporation. Accordingly, each holder of a Grantor Trust Certificate generally will be treated as the owner of an interest in the Mortgage Loans included in the Grantor Trust Fund.

    For purposes of the following discussion, a Grantor Trust Certificate representing an undivided equitable ownership interest in the principal of the Mortgage Loans constituting the related Grantor Trust Fund, together with interest thereon at a pass-through rate, will be referred to as a "Grantor Trust Fractional Interest Certificate". A Grantor Trust Certificate representing ownership of all or a portion of the difference between interest paid on the Mortgage Loans constituting the related Grantor Trust Fund (net of normal administration fees and any spread) and interest paid to the holders of Grantor Trust Fractional Interest Certificates issued with respect to such Grantor Trust Fund will be referred to as a "Grantor Trust Strip Certificate". A Grantor Trust Strip Certificate may also evidence a nominal ownership interest in the principal of the Mortgage Loans constituting the related Grantor Trust Fund.

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CHARACTERIZATION OF INVESTMENTS IN GRANTOR TRUST CERTIFICATES

    GRANTOR TRUST FRACTIONAL INTEREST CERTIFICATES. In the case of Grantor Trust Fractional Interest Certificates, unless otherwise disclosed in the related Prospectus Supplement, counsel to the Depositor will deliver an opinion that, in general, Grantor Trust Fractional Interest Certificates will represent interests in (i) assets described in Section 7701(a)(19)(C) of the Code; (ii) "obligation[s] (including any participation or certificate of beneficial ownership therein) which . . . [are] principally secured by an interest in real property" within the meaning of Section 860G(a)(3)(A) of the Code; and (iii) "real estate assets" within the meaning of Section 856(c)(4)(A) of the Code. In addition, counsel to the Depositor will deliver an opinion that interest on Grantor Trust Fractional Interest Certificates will to the same extent be considered "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Section 856(c)(3)(B) of the Code.

    GRANTOR TRUST STRIP CERTIFICATES. Even if Grantor Trust Strip Certificates evidence an interest in a Grantor Trust Fund consisting of Mortgage Loans that are assets described in Section 7701(a)(19)(C) of the Code and "real estate assets" within the meaning of Section 856(c)(4)(A) of the Code, and the interest on which is "interest on obligations secured by mortgages on real property" within the meaning of Section 856(c)(3)(B) of the Code, it is unclear whether the Grantor Trust Strip Certificates, and the income therefrom, will be so characterized. However, the policies underlying such sections (namely, to encourage or require investments in mortgage loans by thrift institutions and real estate investment trusts) may suggest that such characterization is appropriate. Counsel to the Depositor will not deliver any opinion on these questions. Prospective purchasers to which such characterization of an investment in Grantor Trust Strip Certificates is material should consult their tax advisors regarding whether the Grantor Trust Strip Certificates, and the income therefrom, will be so characterized.

    The Grantor Trust Strip Certificates will be "obligation[s] (including any participation or certificate of beneficial ownership therein) which . . . [are]principally secured by an interest in real property" within the meaning of
Section 860G(a)(3)(A) of the Code.

TAXATION OF OWNERS OF GRANTOR TRUST FRACTIONAL INTEREST CERTIFICATES

    GENERAL. Holders of a particular series of Grantor Trust Fractional Interest Certificates generally will be required to report on their federal income tax returns their shares of the entire income from the Mortgage Loans (including amounts used to pay reasonable servicing fees and other expenses) and will be entitled to deduct their shares of any such reasonable servicing fees and other expenses. Because of stripped interests, market or original issue discount, or premium, the amount includible in income on account of a Grantor Trust Fractional Interest Certificate may differ significantly from the amount distributable thereon representing interest on the Mortgage Loans. Under Section 67 of the Code, an individual, estate or trust holding a Grantor Trust Fractional Interest Certificate, directly or through certain pass-through entities, will be allowed a deduction for such reasonable servicing fees and expenses only to the extent that the aggregate of such holder's miscellaneous itemized deductions exceeds two percent of such holder's adjusted gross income. In addition, Section 68 of the Code provides that the amount of itemized deductions otherwise allowable for an individual whose adjusted gross income exceeds a specified amount will be reduced by the lesser of (i) three percent of the excess of the individual's adjusted gross income over such amount or (ii) 80% of the amount of itemized deductions otherwise allowable for the taxable year. The amount of additional taxable income reportable by holders of Grantor Trust Fractional Interest Certificates who are subject to the limitations of either Section 67 or Section 68 of the Code may be substantial. Further, Certificateholders (other than corporations) subject to the alternative minimum tax may not deduct miscellaneous itemized deductions in determining their alternative minimum taxable income. Although it is not entirely clear, it appears that in transactions in which multiple classes of Grantor Trust Certificates (including Grantor Trust Strip Certificates) are issued, such fees and expenses should be allocated among the classes of Grantor Trust Certificates using a method that recognizes that each such class benefits from the related services. In the absence of statutory or

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administrative clarification as to the method to be used, it currently is intended to base information returns or reports to the IRS and Certificateholders on a method that allocates such expenses among classes of Grantor Trust Certificates with respect to each period based on the distributions made to each such class during that period.

    The federal income tax treatment of Grantor Trust Fractional Interest Certificates of any series will depend on whether they are subject to the "stripped bond" rules of Section 1286 of the Code. Grantor Trust Fractional Interest Certificates may be subject to those rules if (i) a class of Grantor Trust Strip Certificates is issued as part of the same series of Certificates or
(ii) the Depositor or any of its affiliates retains (for its own account or for purposes of resale) a right to receive a specified portion of the interest payable on a Mortgage Asset. Further, the IRS has ruled that an unreasonably high servicing fee retained by a seller or servicer will be treated as a retained ownership interest in mortgages that constitutes a stripped coupon. For purposes of determining what constitutes reasonable servicing fees for various types of mortgages the IRS has established certain "safe harbors". The servicing fees paid with respect to the Mortgage Loans for certain series of Grantor Trust Certificates may be higher than the "safe harbors" and, accordingly, may not constitute reasonable servicing compensation. The related Prospectus Supplement will include information regarding servicing fees paid to a Master Servicer, a Special Servicer, any Sub-Servicer or their respective affiliates necessary to determine whether the preceding "safe harbor" rules apply.

    IF STRIPPED BOND RULES APPLY. If the stripped bond rules apply, each Grantor Trust Fractional Interest Certificate will be treated as having been issued with "original issue discount" within the meaning of Section 1273(a) of the Code, subject, however, to the discussion below regarding the treatment of certain stripped bonds as market discount bonds and the discussion regarding de minimis market discount. See "--Taxation of Owners of Grantor Trust Fractional Interest Certificates--Market Discount". Under the stripped bond rules, the holder of a Grantor Trust Fractional Interest Certificate (whether a cash or accrual method taxpayer) will be required to report interest income from its Grantor Trust Fractional Interest Certificate for each month in an amount equal to the income that accrues on such Certificate in that month calculated under a constant yield method, in accordance with the rules of the Code relating to original issue discount.

    The original issue discount on a Grantor Trust Fractional Interest Certificate will be the excess of such Certificate's stated redemption price over its issue price. The issue price of a Grantor Trust Fractional Interest Certificate as to any purchaser will be equal to the price paid by such purchaser for the Grantor Trust Fractional Interest Certificate. The stated redemption price of a Grantor Trust Fractional Interest Certificate will be the sum of all payments to be made on such Certificate, other than "qualified stated interest", if any, as well as such Certificate's share of reasonable servicing fees and other expenses. See "-- Taxation of Owners of Grantor Trust Fractional Interest Certificates--If Stripped Bond Rules Do Not Apply" for a definition of "qualified stated interest". In general, the amount of such income that accrues in any month would equal the product of such holder's adjusted basis in such Grantor Trust Fractional Interest Certificate at the beginning of such month (see "--Sales of Grantor Trust Certificates") and the yield of such Grantor Trust Fractional Interest Certificate to such holder. Such yield would be computed at the rate (compounded based on the regular interval between payment dates) that, if used to discount the holder's share of future payments on the Mortgage Loans, would cause the present value of those future payments to equal the price at which the holder purchased such Certificate. In computing yield under the stripped bond rules, a Certificateholder's share of future payments on the Mortgage Loans will not include any payments made in respect of any spread or any other ownership interest in the Mortgage Loans retained by the Depositor, a Master Servicer, a Special Servicer, any Sub-Servicer or their respective affiliates, but will include such Certificateholder's share of any reasonable servicing fees and other expenses.

    Section 1272(a)(6) of the Code requires (i) the use of a reasonable prepayment assumption in accruing original issue discount and (ii) adjustments in the accrual of original issue discount when

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prepayments do not conform to the prepayment assumption, with respect to certain categories of debt instruments, and regulations could be adopted applying those provisions to the Grantor Trust Fractional Interest Certificates. It is unclear whether those provisions would be applicable to the Grantor Trust Fractional Interest Certificates or whether use of a reasonable prepayment assumption may be required or permitted without reliance on these rules. It is also uncertain, if a prepayment assumption is used, whether the assumed prepayment rate would be determined based on conditions at the time of the first sale of the Grantor
Trust Fractional Interest Certificate or, with respect to any holder, at the time of purchase of the Grantor Trust Fractional Interest Certificate by that holder. Certificateholders are advised to consult their own tax advisors concerning reporting original issue discount in general and, in particular, whether a prepayment assumption should be used in reporting original issue discount with respect to Grantor Trust Fractional Interest Certificates.

    In the case of a Grantor Trust Fractional Interest Certificate acquired at a price equal to the principal amount of the Mortgage Loans allocable to such Certificate, the use of a prepayment assumption generally would not have any significant effect on the yield used in calculating accruals of interest income. In the case, however, of a Grantor Trust Fractional Interest Certificate acquired at a discount or premium (that is, at a price less than or greater than such principal amount, respectively), the use of a reasonable prepayment assumption would increase or decrease such yield, and thus accelerate or decelerate, respectively, the reporting of income.

    If a prepayment assumption is not used, then when a Mortgage Loan prepays in full, the holder of a Grantor Trust Fractional Interest Certificate acquired at a discount or a premium generally will recognize ordinary income or loss equal to the difference between the portion of the prepaid principal amount of the Mortgage Loan that is allocable to such Certificate and the portion of the adjusted basis of such Certificate that is allocable to such Certificateholder's interest in the Mortgage Loan. If a prepayment assumption is used, it appears that no separate item of income or loss should be recognized upon a prepayment. Instead, a prepayment should be treated as a partial payment of the stated redemption price of the Grantor Trust Fractional Interest Certificate and accounted for under a method similar to that described for taking account of original issue discount on REMIC Regular Certificates. See "--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount". It is unclear whether any other adjustments would be required to reflect differences between an assumed prepayment rate and the actual rate of prepayments.

    In the absence of statutory or administrative clarification, it is currently intended to base information reports or returns to the IRS and Certificateholders in transactions subject to the stripped bond rules on a prepayment assumption (the "Stripped Bond Prepayment Assumption") that will be disclosed in the related Prospectus Supplement and on a constant yield computed using a representative initial offering price for each class of Certificates. However, neither the Depositor nor any other person will make any representation that the Mortgage Loans will in fact prepay at a rate conforming to such Stripped Bond Prepayment Assumption or any other rate and Certificateholders should bear in mind that the use of a representative initial offering price will mean that such information returns or reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial Certificateholders of each series who bought at that price.

    Under Treasury regulation Section 1.1286-1T, certain stripped bonds are to be treated as market discount bonds and, accordingly, any purchaser of such a bond is to account for any discount on the bond as market discount rather than original issue discount. This treatment only applies, however, if immediately after the most recent disposition of the bond by a person stripping one or more coupons from the bond and disposing of the bond or coupon (i) there is no original issue discount (or only a DE MINIMIS amount of original issue discount) or (ii) the annual stated rate of interest payable on the original bond is no more than one percentage point lower than the gross interest rate payable on the original mortgage loan (before subtracting any servicing fee or any stripped coupon). If interest payable on a Grantor Trust Fractional Interest Certificate is more than one percentage point lower than the gross interest rate payable on the Mortgage Loans, the related Prospectus Supplement will disclose that fact. If the original issue

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discount or market discount on a Grantor Trust Fractional Interest Certificate determined under the stripped bond rules is less than 0.25% of the stated redemption price multiplied by the weighted average maturity of the Mortgage Loans, then such original issue discount or market discount will be considered to be DE MINIMIS. Original issue discount or market discount of only a DE MINIMIS amount will be included in income in the same manner as DE MINIMIS original issue discount and market discount described in "--If Stripped Bond Rules Do Not Apply" and "--Market Discount".

    IF STRIPPED BOND RULES DO NOT APPLY. Subject to the discussion below on original issue discount, if the stripped bond rules do not apply to a Grantor Trust Fractional Interest Certificate, the Certificateholder will be required to report its share of the interest income on the Mortgage Loans in accordance with such Certificateholder's normal method of accounting. The original issue discount rules will apply to a Grantor Trust Fractional Interest Certificate to the extent it evidences an interest in Mortgage Loans issued with original issue discount.

    The original issue discount, if any, on the Mortgage Loans will equal the difference between the stated redemption price of such Mortgage Loans and their issue price. Under the OID Regulations, the stated redemption price is equal to the total of all payments to be made on such Mortgage Loan other than "qualified stated interest". "Qualified stated interest" includes interest that is unconditionally payable at least annually at a single fixed rate, at a "qualified floating rate", or at an "objective rate", a combination of a single fixed rate and one or more "qualified floating rates" or one "qualified inverse floating rate", or a combination of "qualified floating rates" that does not operate in a manner that accelerates or defers interest payments on such Mortgage Loan. In general, the issue price of a Mortgage Loan will be the amount received by the borrower from the lender under the terms of the Mortgage Loan, less any "points" paid by the borrower, and the stated redemption price of a Mortgage Loan will equal its principal amount, unless the Mortgage Loan provides for an initial below-market rate of interest or the acceleration or the deferral of interest payments.

    In the case of Mortgage Loans bearing adjustable or variable interest rates, the related Prospectus Supplement will describe the manner in which such rules will be applied with respect to those Mortgage Loans in preparing information returns to the Certificateholders and the IRS.

    Notwithstanding the general definition of original issue discount, original issue discount will be considered to be DE MINIMIS if such original issue discount is less than 0.25% of the stated redemption price multiplied by the weighted average maturity of the Mortgage Loan. For this purpose, the weighted average maturity of the Mortgage Loan will be computed as the sum of the amounts determined, as to each payment included in the stated redemption price of such Mortgage Loan, by multiplying (i) the number of complete years (rounding down for partial years) from the issue date until such payment is expected to be made by (ii) a fraction, the numerator of which is the amount of the payment and the denominator of which is the stated redemption price of the Mortgage Loan. Under the OID Regulations, original issue discount of only a de minimis amount (other than DE MINIMIS original issue discount attributable to a so-called "teaser" rate or initial interest holiday) will be included in income as each payment of stated principal price is made, based on the product of the total amount of such DE MINIMIS original issue discount and a fraction, the numerator of which is the amount of each such payment and the denominator of which is the outstanding stated principal amount of the Mortgage Loan. The OID Regulations also permit a Certificateholder to elect to accrue DE MINIMIS original issue discount into income currently based on a constant yield method. See "--Market Discount" below.

    If original issue discount is in excess of a DE MINIMIS amount, all original issue discount with respect to a Mortgage Loan will be required to be accrued and reported in income each month, based on a constant yield. The OID Regulations suggest that no prepayment assumption is appropriate in computing the yield on prepayable obligations issued with original issue discount. In the absence of statutory or administrative clarification, it currently is not intended to base information reports or returns to the IRS and Certificateholders on the use of a prepayment assumption in transactions not subject to the stripped bond rules.

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However, Section 1272(a)(6) of the Code may require that a prepayment assumption be made in computing yield with respect to all mortgage-backed securities. Certificateholders are advised to consult their own tax advisors concerning whether a prepayment assumption should be used in reporting original issue discount with respect to Grantor Trust Fractional Interest Certificates. Certificateholders should refer to the related Prospectus Supplement with respect to each series to determine whether and in what manner the original issue discount rules will apply to Mortgage Loans in such series.

    A purchaser of a Grantor Trust Fractional Interest Certificate that purchases such Grantor Trust Fractional Interest Certificate at a cost less than such Certificate's allocable portion of the aggregate remaining stated redemption price of the Mortgage Loans held in the related Trust Fund will also be required to include in gross income such Certificate's daily portions of any original issue discount with respect to such Mortgage Loans. However, each such daily portion will be reduced, if the cost of such Grantor Trust Fractional Interest Certificate to such purchaser is in excess of such Certificate's allocable portion of the aggregate "adjusted issue prices" of the Mortgage Loans held in the related Trust Fund, approximately in proportion to the ratio such excess bears to such Certificate's allocable portion of the aggregate original issue discount remaining to be accrued on such Mortgage Loans. The adjusted issue price of a Mortgage Loan on any given day equals the sum of (i) the adjusted issue price (or, in the case of the first accrual period, the issue price) of such Mortgage Loan at the beginning of the accrual period that includes such day and (ii) the daily portions of original issue discount for all days during such accrual period prior to such day. The adjusted issue price of a Mortgage Loan at the beginning of any accrual period will equal the issue price of such Mortgage Loan, increased by the aggregate amount of original issue discount with respect to such Mortgage Loan that accrued in prior accrual periods, and reduced by the amount of any payments made on such Mortgage Loan in prior accrual periods of amounts included in its stated redemption price.

    The Trustee or Master Servicer, as applicable, will provide to any holder of a Grantor Trust Fractional Interest Certificate such information as such holder may reasonably request from time to time with respect to original issue discount accruing on Grantor Trust Fractional Interest Certificates. See "--Grantor Trust Reporting" below.

    MARKET DISCOUNT. If the stripped bond rules do not apply to the Grantor Trust Fractional Interest Certificate, a Certificateholder may be subject to the market discount rules of Sections 1276 through 1278 of the Code to the extent an interest in a Mortgage Loan is considered to have been purchased at a "market discount", that is, in the case of a Mortgage Loan issued without original issue discount, at a purchase price less than its remaining stated redemption price (as defined above), or in the case of a Mortgage Loan issued with original issue discount, at a purchase price less than its adjusted issue price (as defined above). If market discount is in excess of a DE MINIMIS amount (as described below), the holder generally will be required to include in income in each month the amount of such discount that has accrued (under the rules described in the next paragraph) through such month that has not previously been included in income, but limited, in the case of the portion of such discount that is allocable to any Mortgage Loan, to the payment of stated redemption price on such Mortgage Loan that is received by (or, in the case of accrual basis Certificateholders, due to) the Trust Fund in that month. A Certificateholder may elect to include market discount in income currently as it accrues (under a constant yield method based on the yield of the Certificate to such holder) rather than including it on a deferred basis in accordance with the foregoing. If made, such election will apply to all market discount bonds acquired by such Certificateholder during or after the first taxable year to which such election applies. In addition, the OID Regulations would permit a Certificateholder to elect to accrue all interest, discount (including DE MINIMIS market or original issue discount) and premium in income as interest, based on a constant yield method. If such an election were made with respect to a Mortgage Loan with market discount, the Certificateholder would be deemed to have made an election to currently include market discount in income with respect to all other debt instruments having market discount that such Certificateholder

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acquires during the taxable year of the election and thereafter and, possibly, previously acquired instruments. Similarly, a Certificateholder that made this election for a Certificate acquired at a premium would be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such Certificateholder owns or acquires. See "--Taxation of Owners of REMIC Regular Certificates--Premium". Each of these elections to accrue interest, discount and premium with respect to a Certificate on a constant yield method or as interest is irrevocable.

    Section 1276(b)(3) of the Code authorized the Treasury Department to issue regulations providing for the method for accruing market discount on debt instruments, the principal of which is payable in more than one installment. Until such time as regulations are issued by the Treasury Department, certain rules described in the Committee Report apply. Under those rules, in each accrual period market discount on the Mortgage Loans should accrue, at the Certificateholder's option: (i) on the basis of a constant yield method, (ii) in the case of a Mortgage Loan issued without original issue discount, in an amount that bears the same ratio to the total remaining market discount as the stated interest paid in the accrual period bears to the total stated interest remaining to be paid on the Mortgage Loan as of the beginning of the accrual period or
(iii) in the case of a Mortgage Loan issued with original issue discount, in an amount that bears the same ratio to the total remaining market discount as the original issue discount accrued in the accrual period bears to the total original issue discount remaining at the beginning of the accrual period. The prepayment assumption, if any, used in calculating the accrual of original issue discount is to be used in calculating the accrual of market discount. The effect of using a prepayment assumption could be to accelerate the reporting of such discount income. Because the regulations referred to in this paragraph have not been issued, it is not possible to predict what effect such regulations might have on the tax treatment of a Mortgage Loan purchased at a discount in the secondary market.

    Because the Mortgage Loans will provide for periodic payments of stated redemption price, such discount may be required to be included in income at a rate that is not significantly slower than the rate at which such discount would be included in income if it were original issue discount.

    Market discount with respect to Mortgage Loans generally will be considered to be DE MINIMIS if it is less than 0.25% of the stated redemption price of the Mortgage Loans multiplied by the number of complete years to maturity remaining after the date of its purchase. In interpreting a similar rule with respect to original issue discount on obligations payable in installments, the OID Regulations refer to the weighted average maturity of obligations, and it is likely that the same rule will be applied with respect to market discount, presumably taking into account the prepayment assumption used, if any. The effect of using a prepayment assumption could be to accelerate the reporting of such discount income. If market discount is treated as DE MINIMIS under the foregoing rule, it appears that actual discount would be treated in a manner similar to original issue discount of a DE MINIMIS amount. See "--If Stripped Bond Rules Do Not Apply".

    Further, under the rules described in "--Taxation of Owners of REMIC Regular Certificates--Market Discount", any discount that is not original issue discount and exceeds a DE MINIMIS amount may require the deferral of interest expense deductions attributable to accrued market discount not yet includible in income, unless an election has been made to report market discount currently as it accrues. This rule applies without regard to the origination dates of the Mortgage Loans.

    PREMIUM. If a Certificateholder is treated as acquiring the underlying Mortgage Loans at a premium, that is, at a price in excess of their remaining stated redemption price, such Certificateholder may elect under Section 171 of the Code to amortize using a constant yield method the portion of such premium allocable to Mortgage Loans originated after September 27, 1985. Amortizable premium is treated as an offset to interest income on the related debt instrument, rather than as a separate interest deduction. However, premium allocable to Mortgage Loans originated before September 28, 1985 or to Mortgage Loans for which an amortization election is not made, should be allocated among the payments of stated redemption price on the Mortgage Loan and be allowed as a deduction as such payments are made (or, for

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a Certificateholder using the accrual method of accounting, when such payments of stated redemption price are due).

    It is unclear whether a prepayment assumption should be used in computing amortization of premium allowable under Section 171 of the Code. If premium is not subject to amortization using a prepayment assumption and a Mortgage Loan prepays in full, the holder of a Grantor Trust Fractional Interest Certificate acquired at a premium should recognize a loss, equal to the difference between the portion of the prepaid principal amount of the Mortgage Loan that is allocable to the Certificate and the portion of the adjusted basis of the Certificate that is allocable to the Mortgage Loan. If a prepayment assumption is used to amortize such premium, it appears that such a loss would be unavailable. Instead, if a prepayment assumption is used, a prepayment should be treated as a partial payment of the stated redemption price of the Grantor Trust Fractional Interest Certificate and accounted for under a method similar to that described for taking account of original issue discount on REMIC Regular Certificates. See "--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount". It is unclear whether any other adjustments would be required to reflect differences between the prepayment assumption used, if any, and the actual rate of prepayments.

    TAXATION OF OWNERS OF GRANTOR TRUST STRIP CERTIFICATES. The "stripped coupon" rules of Section 1286 of the Code will apply to the Grantor Trust Strip Certificates. Except as described above in "--If Stripped Bond Rules Apply", no regulations or published rulings under Section 1286 of the Code have been issued and some uncertainty exists as to how it will be applied to securities such as the Grantor Trust Strip Certificates. Accordingly, holders of Grantor Trust Strip Certificates should consult their own tax advisors concerning the method to be used in reporting income or loss with respect to such Certificates.

    The OID Regulations do not apply to "stripped coupons", although they provide general guidance as to how the original issue discount sections of the Code will be applied. In addition, the discussion below is subject to the discussion under "--Possible Application of Contingent Payment Rules" below and assumes that the holder of a Grantor Trust Strip Certificate will not own any Grantor Trust Fractional Interest Certificates.

    Under the stripped coupon rules, it appears that original issue discount will be required to be accrued in each month on the Grantor Trust Strip Certificates based on a constant yield method. In effect, each holder of Grantor Trust Strip Certificates would include as interest income in each month an amount equal to the product of such holder's adjusted basis in such Grantor Trust Strip Certificate at the beginning of such month and the yield of such Grantor Trust Strip Certificate to such holder. Such yield would be calculated based on the price paid for that Grantor Trust Strip Certificate by its holder and the payments remaining to be made thereon at the time of the purchase, plus an allocable portion of the servicing fees and expenses to be paid with respect to the Mortgage Loans. See "--If Stripped Bond Rules Apply" above.

    As noted above, Section 1272(a)(6) of the Code requires that a prepayment assumption be used in computing the accrual of original issue discount with respect to certain categories of debt instruments, and that adjustments be made in the amount and rate of accrual of such discount when prepayments do not conform to such prepayment assumption. Regulations could be adopted applying those provisions to the Grantor Trust Strip Certificates. It is unclear whether those provisions would be applicable to the Grantor Trust Strip Certificates or whether use of a prepayment assumption may be required or permitted in the absence of such regulations. It is also uncertain, if a prepayment assumption is used, whether the assumed prepayment rate would be determined based on conditions at the time of the first sale of the Grantor Trust Strip Certificate or, with respect to any subsequent holder, at the time of purchase of the Grantor Trust Strip Certificate by that holder.

    The accrual of income on the Grantor Trust Strip Certificates will be significantly slower if a prepayment assumption is permitted to be made than if yield is computed assuming no prepayments. In the absence of statutory or administrative clarification, it currently is intended to base information returns or reports to the IRS and Certificateholders on the Stripped Bond Prepayment Assumption disclosed in

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the related Prospectus Supplement and on a constant yield computed using a representative initial offering price for each class of Certificates. However, neither the Depositor nor any other person will make any representation that the Mortgage Loans will in fact prepay at a rate conforming to the Stripped Bond Prepayment Assumption or at any other rate and Certificateholders should bear in mind that the use of a representative initial offering price will mean that such information returns or reports, even if otherwise accepted as accurate by the IRS, will, in any event be accurate only as to the initial Certificateholders of each series who bought at that price. Prospective purchasers of the Grantor Trust Strip Certificates should consult their own tax advisors regarding the use of the Stripped Bond Prepayment Assumption.

    It is unclear under what circumstances, if any, the prepayment of a Mortgage Loan will give rise to a loss to the holder of a Grantor Trust Strip Certificate. If a Grantor Trust Strip Certificate is treated as a single instrument (rather than an interest in discrete mortgage loans) and the effect of prepayments is taken into account in computing yield with respect to such Grantor Trust Strip Certificate, it appears that no loss may be available as a result of any particular prepayment unless prepayments occur at a rate faster than the Stripped Bond Prepayment Assumption. However, if a Grantor Trust Strip Certificate is treated as an interest in discrete Mortgage Loans, or if the Stripped Bond Prepayment Assumption is not used, then when a Mortgage Loan is prepaid, the holder of a Grantor Trust Strip Certificate should be able to recognize a loss equal to the portion of the adjusted issue price of the Grantor Trust Strip Certificate that is allocable to such Mortgage Loan.

    POSSIBLE APPLICATION OF CONTINGENT PAYMENT RULES. The coupon stripping rules' general treatment of stripped coupons is to regard them as newly issued debt instruments in the hands of each purchaser. To the extent that payments on the Grantor Trust Strip Certificates would cease if the Mortgage Loans were prepaid in full, the Grantor Trust Strip Certificates could be considered to be debt instruments providing for contingent payments. Under the OID Regulations, debt instruments providing for contingent payments are not subject to the same rules as debt instruments providing for noncontingent payments. Final regulations have been promulgated with respect to contingent payment debt instruments. However, like the OID Regulations, such regulations do not specifically address securities, such as the Grantor Trust Strip Certificates, that are subject to the stripped bond rules of Section 1286 of the Code.

    Certificateholders should consult their tax advisors concerning the possible application of the contingent payment rules to the Grantor Trust Strip Certificates.

    SALES OF GRANTOR TRUST CERTIFICATES. Any gain or loss, equal to the difference between the amount realized on the sale or exchange of a Grantor Trust Certificate and its adjusted basis, recognized on such sale or exchange of a Grantor Trust Certificate by an investor who holds such Grantor Trust Certificate as a capital asset, will be capital gain or loss, except to the extent of accrued and unrecognized market discount, which will be treated as ordinary income, and (in the case of banks and other financial institutions) except as provided under Section 582(c) of the Code. The adjusted basis of a Grantor Trust Certificate generally will equal its cost, increased by any income reported by the seller (including original issue discount and market discount income) and reduced (but not below zero) by any previously reported losses, any amortized premium and by any distributions with respect to such Grantor Trust Certificate. The Code as of the date of this Prospectus provides a top marginal tax rate of 39.6% for individuals and a maximum marginal rate for long-term capital gains for individuals of 20%. No such rate differential exists for corporations. In addition, the distinction between a capital gain or loss and ordinary income or loss remains relevant for other purposes.

    Gain or loss from the sale of a Grantor Trust Certificate may be partially or wholly ordinary and not capital in certain circumstances. Gain attributable to accrued and unrecognized market discount will be treated as ordinary income, as will gain or loss recognized by banks and other financial institutions subject to Section 582(c) of the Code. Furthermore, a portion of any gain that might otherwise be capital gain may be treated as ordinary income to the extent that the Grantor Trust Certificate is held as part of a "conversion transaction" within the meaning of Section 1258 of the Code. A conversion transaction

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
generally is one in which the taxpayer has taken two or more positions in the same or similar property that reduce or eliminate market risk, if substantially all of the taxpayer's return is attributable to the time value of the taxpayer's net investment in such transaction. The amount of gain realized in a conversion transaction that is recharacterized as ordinary income generally will not exceed the amount of interest that would have accrued on the taxpayer's net investment at 120% of the appropriate "applicable Federal rate" (which rate is computed and published monthly by the IRS) at the time the taxpayer enters into the conversion transaction, subject to appropriate reduction for prior inclusion of interest and other ordinary income items from the transaction. Finally, a taxpayer may elect to have net capital gain taxed at ordinary income rates rather than capital gains rates in order to include such net capital gain in total net investment income for that taxable year, for purposes of the rule that limits the deduction of interest on indebtedness incurred to purchase or carry property held for investment to a taxpayer's net investment income.

    GRANTOR TRUST REPORTING. As may be provided in the related Prospectus Supplement, the Trustee or Master Servicer, as applicable, will furnish to each holder of a Grantor Trust Certificate, with each distribution, a statement setting forth the amount of such distribution allocable to principal on the underlying Mortgage Loans and to interest thereon at the related Pass-Through Rate. In addition, within a reasonable time after the end of each calendar year, the Trustee or Master Servicer, as applicable, will furnish to each Certificateholder during such year such customary factual information as the Depositor or the reporting party deems necessary or desirable to enable holders of Grantor Trust Certificates to prepare their tax returns and will furnish comparable information to the IRS as and when required by law to do so. Because the rules for accruing discount and amortizing premium with respect to the Grantor Trust Certificates are uncertain in various respects, there is no assurance the IRS will agree with the Trustee's or Master Servicer's, as the case may be, information reports of such items of income and expense. Moreover, such information reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial Certificateholders that bought their Certificates at the representative initial offering price used in preparing such reports.

    BACKUP WITHHOLDING. In general, the rules described in "--Taxation of Owners of REMIC Residual Certificates--Backup Withholding with Respect to REMIC Certificates" will also apply to Grantor Trust Certificates.

    FOREIGN INVESTOR. In general, the discussion with respect to REMIC Regular Certificates in "-- Taxation of Owners of REMIC Residual Certificates--Foreign Investors in REMIC Certificates" applies to Grantor Trust Certificates except that Grantor Trust Certificates will, unless otherwise disclosed in the related Prospectus Supplement, be eligible for exemption from United States withholding tax, subject to the conditions described in such discussion, only to the extent the related Mortgage Loans were originated after July 18, 1984.

    To the extent that interest on a Grantor Trust Certificate would be exempt under Sections 871(h)(1) and 881(c) of the Code from United States withholding tax, and the Grantor Trust Certificate is not held in connection with a Certificateholder's trade or business in the United States, such Grantor Trust Certificate will not be subject to United States estate taxes in the estate of a non-resident alien individual.

                        STATE AND OTHER TAX CONSEQUENCES

    In addition to the federal income tax consequences described in "Material Federal Income Tax Consequences", potential investors should consider the state and local tax consequences of the acquisition, ownership and disposition of the Offered Certificates. State tax law may differ substantially from the corresponding federal tax law, and the discussion above does not purport to describe any aspect of the tax laws of any state or other jurisdiction. Therefore, prospective investors should consult their own tax advisors with respect to the various tax consequences of investments in the Offered Certificates.

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
                              ERISA CONSIDERATIONS

GENERAL

    The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the Code impose certain requirements on employee benefit plans, and on certain other retirement plans and arrangements, including individual retirement accounts and annuities, medical savings accounts, Keogh plans, collective investment funds and separate and general accounts in which such plans, accounts or arrangements are invested that are subject to the fiduciary responsibility provisions of ERISA and Section 4975 of the Code (all of which are hereinafter referred to as "Plans"), and on persons who are fiduciaries with respect to Plans, in connection with the investment of Plan assets. Certain employee benefit plans, such as governmental plans (as defined in ERISA Section 3(32)), and, if no election has been made under Section 410(d) of the Code, church plans (as defined in Section 3(33) of ERISA) are not subject to ERISA requirements. Accordingly, assets of such plans may be invested in Offered Certificates without regard to the ERISA considerations described below, subject to the provisions of other applicable federal and state law. Any such plan which is qualified and exempt from taxation under Sections 401(a) and 501(a) of the Code, however, is subject to the prohibited transaction rules set forth in Section 503 of the Code.

    ERISA generally imposes on Plan fiduciaries certain general fiduciary requirements, including those of investment prudence and diversification and the requirement that a Plan's investments be made in accordance with the documents governing the Plan. In addition, ERISA and the Code prohibit a broad range of transactions involving assets of a Plan and persons ("Parties-in-Interest") who have certain specified relationships to the Plan, unless a statutory or administrative exemption is available. Certain Parties-in-Interest that participate in a prohibited transaction may be subject to an excise tax imposed pursuant to Section 4975 of the Code, unless a statutory or administrative exemption is available. These prohibited transactions generally are set forth in
Section 406 of ERISA and Section 4975 of the Code.

    PLAN ASSET REGULATIONS. A Plan's investment in Offered Certificates may cause the Trust Assets to be deemed Plan assets. Section 2510.3-101 of the regulations of the United States Department of Labor (the "DOL") provides that when a Plan acquires an equity interest in an entity, the Plan's assets include both such equity interest and an undivided interest in each of the underlying assets of the entity, unless certain exceptions not applicable to this discussion apply, or unless the equity participation in the entity by "benefit plan investors" (that is, Plans and certain employee benefit plans not subject to ERISA) is not "significant". For this purpose, in general, equity participation in a Trust Fund will be "significant" on any date if, immediately after the most recent acquisition of any Certificate, 25% or more of any class of Certificates is held by benefit plan investors.

    Any person who has discretionary authority or control respecting the management or disposition of Plan assets, and any person who provides investment advice with respect to such assets for a fee, is a fiduciary of the investing Plan. If the Trust Assets constitute Plan assets, then any party exercising management or discretionary control regarding those assets, such as a Master Servicer, a Special Servicer or any Sub-Servicer, may be deemed to be a Plan "fiduciary" with respect to the investing Plan, and thus subject to the fiduciary responsibility provisions and prohibited transaction provisions of ERISA and the Code. In addition, if the Trust Assets constitute Plan assets, the purchase of Certificates by a Plan, as well as the operation of the Trust Fund, may constitute or involve a prohibited transaction under ERISA and the Code.

PROHIBITED TRANSACTION EXEMPTIONS

    First Union Corporation ("First Union") has received from the DOL an individual prohibited transaction exemption (the "Exemption"), which generally exempts from the application of the prohibited transaction provisions of Sections 406(a) and (b) and 407(a) of ERISA, and the excise taxes imposed on such prohibited transactions pursuant to Section 4975(a) and (b) of the Code, certain transactions, among others, relating to the servicing and operation of mortgage pools and the purchase, sale and holding of mortgage pass-through certificates underwritten by an Underwriter (as hereinafter defined), provided that certain conditions set forth in the Exemption application are satisfied. For purposes of this Section, "ERISA Considerations", the term "Underwriter" includes (i) First Union, (ii) any person directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with First Union, and (iii) any member of the underwriting syndicate or selling group of which First Union or a person described in (ii) is a manager or co-manager with respect to a class of Certificates. See "Method of Distribution".

    The Exemption sets forth six general conditions which must be satisfied for a transaction involving the purchase, sale and holding of Offered Certificates to be eligible for exemptive relief under the Exemption:

    FIRST, the acquisition of Offered Certificates by a Plan must be on terms that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party.

    SECOND, the Offered Certificates must evidence rights and interests which are not subordinated to the rights and interests evidenced by other Certificates of the same trust.

    THIRD, the Offered Certificates at the time of acquisition by the Plan must be rated in one of the three highest generic rating categories by Standard & Poor Structured Rating Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's"), Duff & Phelps Credit Rating Co. ("Duff & Phelps") or Fitch Investors Service, L.P. ("Fitch").

    FOURTH, the Trustee cannot be an affiliate of any other member of the "Restricted Group", which consists of any Underwriter, the Depositor, the Trustee, the Master Servicer, the Special Servicer, any Sub-Servicer, the provider of any Credit Support and any obligor with respect to Mortgage Assets (including mortgage loans underlying a CMBS not issued by FNMA, FHLMC or GNMA) constituting more than 5% of the aggregate unamortized principal balance of the Mortgage Assets in the related Trust Fund as of the date of initial issuance of the Certificates.

    FIFTH, the sum of all payments made to and retained by the Underwriter(s) must represent not more than reasonable compensation for underwriting or placing the Certificates; the sum of all payments made to and retained by the Depositor pursuant to the assignment of the Mortgage Assets to the related Trust Fund must represent not more than the fair market value of such obligations; and the sum of all payments made to and retained by the Master Servicer and any Sub-Servicer must represent not more than reasonable compensation for such person's services under the related Pooling Agreement and reimbursement of such person's reasonable expenses in connection therewith.

    SIXTH, the investing Plan must be an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Commission under the Securities Act.

    SEVENTH, in the event the obligations used to fund the Trust Fund have not all been transferred to the Trust Fund on the closing date, additional obligations meeting certain requirements as specified in the Exemption shall be transferred to the Trust Fund in exchange for the amounts credited to the Pre-Funding Account during the period commencing on the closing date and ending no later than the earliest to occur of: (i) the date the amount on deposit in the Pre-Funding Account (as defined in the Exemption) is less than the minimum dollar amount specified in the Pooling Agreement; (ii) the date on which an event of default occurs under the Pooling Agreement; or (iii) the date which is the later of three months or 90 days after the closing date. Certain conditions of the Exemption relating to pre-funding accounts must also be met, to be described in the Prospectus Supplement.

    The Exemption also requires that the Trust Fund meet the following requirements: (i) the Trust Fund must consist solely of assets of the type that have been included in other investment pools; (ii) certificates in such other investment pools must have been rated in one of the three highest categories of Standard & Poor's, Moody's, Duff & Phelps or Fitch for at least one year prior to the Plan's acquisition of Certificates;

and (iii) certificates in such other investment pools must have been purchased by investors other than Plans for at least one year prior to any Plan's acquisition of Certificates.

    It is not clear whether certain Offered Certificates would constitute "certificates" for purposes of the Exemption, including but not limited to, (i) Certificates evidencing an interest in Mortgage Loans secured by liens on real estate projects under construction, or (ii) Certificates evidencing an interest in a Trust Fund including Cash Flow Agreements. Also, as noted, subordinated Classes of Certificates are not covered by the Exemption.

    If the general conditions set forth in the Exemption are satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(a) and 407(a) of ERISA (as well as the excise taxes imposed by Sections 4975(a) and (b) of the Code by reason of Sections 4975(c)(1) (A) through (D) of the Code) in connection with (i) the direct or indirect sale, exchange or transfer of Offered Certificates acquired by a Plan upon issuance from the Depositor or Underwriter when the Depositor, Underwriter, Master Servicer, Special Servicer, Sub-Servicer, Trustee, provider of Credit Support, or obligor with respect to Mortgage Assets is a "Party in Interest" under ERISA with respect to the investing Plan, (ii) the direct or indirect acquisition or disposition in the secondary market of Offered Certificates by a Plan and (iii) the holding of Offered Certificates by a Plan. However, no exemption is provided from the restrictions of Sections 406(a)(1)(E), 406(a)(2) and 407 of ERISA for the acquisition or holding of a Certificate on behalf of an "Excluded Plan" by any person who has discretionary authority or renders investment advice with respect to the assets of such Excluded Plan. For this purpose, an Excluded Plan is a Plan sponsored by any member of the Restricted Group.

    If certain specific conditions set forth in the Exemption are also satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(b)(1) and (b)(2) of ERISA and the taxes imposed by Sections 4975(a) and (b) of the Code by reason of Section 4975(c)(1)(E) of the Code in connection with (i) the direct or indirect sale, exchange or transfer of Offered Certificates in the initial issuance of Offered Certificates between the Depositor or an Underwriter and a Plan (other than an Excluded Plan) when the person who has discretionary authority or renders investment advice with respect to the investment of the Plan's assets in such Certificates is (a) an obligor with respect to 5% or less of the fair market value of the Mortgage Assets (including mortgage loans underlying a CMBS not issued by FNMA, FHLMC or GNMA) in the related Trust Fund or (b) an affiliate of such a person, (ii) the direct or indirect acquisition or disposition in the secondary market of Offered Certificates by such Plan and (iii) the holding of Offered Certificates by such Plan.

    Further, if certain specific conditions set forth in the Exemption are satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(a), 406(b) and 407(a) of ERISA, and the taxes imposed by Sections 4975(a) and (b) of the Code by reason of Section 4975(c) of the Code, for transactions in connection with the servicing, management and operation of the Trust Assets. The Depositor expects that the specific conditions set forth in the Exemption that are required for this purpose will be satisfied with respect to the Certificates so that the Exemption would provide an exemption from the restrictions imposed by Sections 406(a) and (b) of ERISA (as well as the excise taxes imposed by Sections 4975(a) and (b) of the Code by reason of
Section 4975(c) of the Code) for transactions in connection with the servicing, management and operation of the pools of Mortgage Assets, provided that the general conditions set forth in the Exemption are satisfied.

    The Exemption also provides an exemption from the restrictions imposed by Sections 406(a) and 407(a) of ERISA, and the taxes imposed by Section 4975(a) and (b) of the Code by reason of Sections 4975(c)(1) (A) through (D) of the Code if such restrictions are deemed to otherwise apply merely because a person is deemed to be a Party in Interest with respect to an investing Plan by virtue of providing services to the Plan (or by virtue of having certain specified relationships to such a person) solely as a result of the Plan's ownership of Offered Certificates.

    Before purchasing an Offered Certificate, a fiduciary of a Plan should itself confirm (i) that the Offered Certificates constitute "certificates" for purposes of the Exemption and (ii) that the specific and general conditions and the other requirements set forth in the Exemption would be satisfied. In addition to making its own determination as to the availability of the exemptive relief that may be provided in the Exemption the Plan fiduciary should consider its general fiduciary obligations under ERISA in determining whether to purchase any Offered Certificates on behalf of a Plan.

    The DOL recently issued a Prohibited Transaction Class Exemption 95-60 (the "Class Exemption"), which exempts from the application of the prohibited transactions provisions of Sections 406(a), 406(b) and 407(a) of ERISA and
Section 4975 of the Code transactions in connection with the servicing, management and operation of a trust in which an insurance company general account has an interest as a result of its acquisition of certificates issued by the trust, provided that certain conditions are satisfied. Insurance company general accounts are allowed to purchase, in reliance on the Class Exemption, classes of Certificates that (i) are subordinated to other classes of Certificates and/or (ii) have not received a rating at the time of the acquisition in one of the three highest rating categories from Standard & Poor's, Moody's, Duff & Phelps or Fitch. In addition to the foregoing Class Exemption, certain insurance company general accounts, which support policies issued by any insurer on or before December 31, 1998 to or for the benefit of employee benefit plans, are allowed to purchase Certificates in reliance upon regulations to be promulgated by the DOL pursuant to Section 1460 of the Small Business Job Protection Act of 1996. If such policies satisfy the Section 1460 regulations, then the insurer will be deemed in compliance with ERISA's fiduciary requirements and prohibited transaction rules with respect to those assets of the insurer's general account which support such policies.

    Any fiduciary of a Plan that proposes to cause the Plan to purchase Offered Certificates should consult with its counsel with respect to the potential applicability of ERISA and the Code to such investment and the availability of (and scope of relief provided by) the Exemption or any other prohibited transaction exemption in connection therewith. The Prospectus Supplement with respect to a series of Certificates may contain additional information regarding the application of the Exemption or any other exemption, with respect to the Certificates offered thereby. In addition, any Plan fiduciary that proposes to cause a Plan to purchase Stripped Interest Certificates should consider the federal income tax consequences of such investment.

                                LEGAL INVESTMENT

    The Offered Certificates of any series will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA") only if so specified in the related Prospectus Supplement. Accordingly, investors whose investment authority is subject to legal restrictions should consult their own legal advisors to determine whether and to what extent the Offered Certificates constitute legal investments for them.

    Generally, only classes of Offered Certificates that (i) are rated in one of the two highest rating categories by one or more Rating Agencies and (ii) are part of a series evidencing interests in a Trust Fund consisting of loans directly secured by a first lien on a single parcel of real estate upon which is located a dwelling or mixed residential and commercial structure, such as certain multifamily loans, and originated by types of Originators specified in SMMEA, will be "mortgage related securities" for purposes of SMMEA. "Mortgage related securities" are legal investments to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof constitute, legal investments for persons, trusts, corporations, partnerships, associations, business trusts and business entities (including depository institutions, insurance companies and pension funds created pursuant to or existing under the laws of the United States or of any state, the authorized investments of which are subject to state regulation). Under SMMEA, if a state enacted legislation prior to October 3, 1991 that specifically limits the legal investment authority of any such entities with respect to "mortgage related securities", Offered Certificates would constitute legal investments for entities subject to such legislation only to the extent provided in such legislation.

    Pursuant to final implementing regulations under the Riegle Community Development and Regulatory Improvement Act of 1994 (the "Riegle Act") and the terms of the Riegle Act, a modification of the definition of "mortgage related securities" became effective December 31, 1996 to include among the types of loans to which such securities may relate loans directly secured by a first lien on "one or more parcels of real estate upon which is located one or more commercial structures". The regulations also imposed on national banks purchasing "mortgage related securities" the requirement that the securities be fully secured by interests in a pool of loans to numerous obligors. In addition, the related legislative history of the Riegle Act indicates that this expanded definition includes multifamily loans secured by more than one parcel of real estate upon which is located more than one structure. Until September 23, 2001 any state may enact legislation limiting the extent to which "commercial mortgage related securities" would constitute legal investments under that state's laws.

    SMMEA also amended the legal investment authority of federally chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal with "mortgage related securities" without limitation as to the percentage of their assets represented thereby, federal credit unions may invest in such securities, and national banks may purchase such securities for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. 24 (Seventh), subject in each case to such regulations as the applicable federal regulatory authority may prescribe. In this connection, effective December 31, 1996, the Office of the Comptroller of the Currency (the "OCC") amended 12 C.F.R. Part 1 to authorize national banks to purchase and sell for their own account, without limitation as to a percentage of the bank's capital and surplus (but subject to compliance with certain general standards concerning "safety and soundness" and retention of credit information in 12 C.F.R. Section 1.5), certain "Type IV securities", defined in 12 C.F.R. Section 1.2(1) to include certain "commercial mortgage-related securities" and "residential mortgage-related securities". As so defined, "commercial mortgage-related security" and "residential mortgage-related security" mean, in relevant part, "mortgage related security" within the meaning of SMMEA, provided that, in the case of a "commercial mortgage-related security," it "represents ownership of a promissory note or certificate of interest or participation that is directly secured by a first lien on one or more parcels of real estate upon which one or more commercial structures are located and that is fully secured by interests in a pool of loans to numerous obligors." In the absence of any rule or administrative interpretation by the OCC defining the term "numerous obligors," no representation is made as to whether any class of Offered Certificates will qualify as "commercial mortgage-related securities", and thus as "Type IV securities", for investment by national banks. Federal credit unions should review NCUA Letter to Credit Unions No. 96, as modified by Letter to Credit Unions No. 108, which includes guidelines to assist federal credit unions in making investment decisions for mortgage related securities. The NCUA has adopted rules, codified as 12 C.F.R. Section 703.5(f)-(k), which prohibit federal credit unions from investing in certain mortgage related securities (including securities such as certain classes of Offered Certificates), except under limited circumstances.

    All depository institutions considering an investment in the Offered Certificates of any series should review the Federal Financial Institutions Examination Council's Supervisory Policy Statement on the Selection of Securities Dealers and Unsuitable Investment Practices (to the extent adopted by their respective regulatory authorities), setting forth, in relevant part, certain investment practices deemed to be unsuitable for an institution's investment portfolio, as well as guidelines for investing in certain types of mortgage related securities.

    The foregoing does not take into consideration the applicability of statutes, rules, regulations, orders, guidelines or agreements generally governing investments made by a particular investor, including, but not limited to, "prudent investor" provisions, percentage-of-assets limits and provisions which may restrict or prohibit investment in securities which are not "interest bearing" or "income paying".

    There may be other restrictions on the ability of certain investors, including depository institutions, either to purchase Offered Certificates or to purchase Offered Certificates representing more than a specified percentage of the investor's assets. Investors should consult their own legal advisors in determining whether and to what extent the Offered Certificates constitute legal investments for such investors.

                             METHOD OF DISTRIBUTION

    The Offered Certificates offered hereby and by the Prospectus Supplements hereto will be offered in series. The distribution of the Offered Certificates may be effected from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices to be determined at the time of sale or at the time of commitment therefor. The Prospectus Supplement for the Offered Certificates of each series will, as to each class of such Certificates, set forth the method of the offering, either the initial public offering price or the method by which the price at which the Certificates of such class will be sold to the public can be determined, the amount of any underwriting discounts, concessions and commissions to underwriters, any discounts or commissions to be allowed to dealers and the proceeds of the offering to the Depositor.

    If so specified in the related Prospectus Supplement, the Offered Certificates of a series will be distributed in a firm commitment underwriting, subject to the terms and conditions of the underwriting agreement, by First Union Capital Markets, a division of Wheat First Securities, Inc., acting as underwriter with other underwriters, if any, named therein. Alternatively, the Prospectus Supplement may specify that Offered Certificates will be distributed by First Union Capital Markets acting as agent. If First Union Capital Markets acts as agent in the sale of Offered Certificates, First Union Capital Markets will receive a selling commission with respect to such Offered Certificates, depending on market conditions, expressed as a percentage of the aggregate Certificate Balance or Notional Amount of such Offered Certificates as of the date of issuance. The exact percentage for each series of Certificates will be disclosed in the related Prospectus Supplement. To the extent that First Union Capital Markets elects to purchase Offered Certificates as principal, First Union Capital Markets may realize losses or profits based upon the difference between its purchase price and the sales price. The Prospectus Supplement with respect to any Series offered other than through underwriters will contain information regarding the nature of such offering and any agreements to be entered into between the Depositor and purchasers of Offered Certificates of such series.

    This Prospectus and related Prospectus Supplements may be used by the Depositor, First Union Capital Markets Corp., a division of Wheat First Securities, Inc., an affiliate of the Depositor, and any other affiliate of the Depositor when required under the federal securities laws in connection with offers and sales of Offered Certificates in furtherance of market-making activities in Offered Certificates. First Union Capital Markets or any such other affiliate may act as principal or agent in such transactions. Such sales will be made at prices related to prevailing market prices at the time of sale or otherwise.

    The Depositor will agree to indemnify First Union Capital Markets, a division of Wheat First Securities, Inc., and any underwriters and their respective controlling persons against certain civil liabilities, including liabilities under the Securities Act, or will contribute to payments that any such person may be required to make in respect thereof.

    In the ordinary course of business, First Union Capital Markets, a division of Wheat First Securities, Inc., and the Depositor may engage in various securities and financing transactions, including repurchase agreements to provide interim financing of the Depositor's mortgage loans pending the sale of such mortgage loans or interests therein, including the Certificates.

    The Depositor anticipates that the Offered Certificates will be sold primarily to institutional investors. Purchasers of Offered Certificates, including dealers, may, depending on the facts and circumstances of such purchases, be deemed to be "underwriters" within the meaning of the Securities Act in connection with reoffers and sales by them of Offered Certificates. Certificateholders should consult with their legal advisors in this regard prior to any such reoffer or sale.

    As to each series of Certificates, only those classes rated in an investment grade rating category by any Rating Agency will be offered hereby. Any class of Certificates not offered hereby may be initially retained by the Depositor, and may be sold by the Depositor at any time to one or more institutional investors.

    Underwriters or agents and their associates may be customers of (including borrowers from), engage in transactions with, and/or perform services for the Depositor, its affiliates, and the Trustee in the ordinary course of business.

                                 LEGAL MATTERS

    Unless otherwise specified in the related Prospectus Supplement, certain legal matters in connection with the Certificates of each series, including certain federal income tax consequences, will be passed upon for the Depositor by Willkie Farr & Gallagher, New York, New York and for the Underwriters by Sidley & Austin, New York, New York.

                             FINANCIAL INFORMATION

    A new Trust Fund will be formed with respect to each series of Certificates, and no Trust Fund will engage in any business activities or have any assets or obligations prior to the issuance of the related series of Certificates. Accordingly, no financial statements with respect to any Trust Fund will be included in this Prospectus or in the related Prospectus Supplement.

                                     RATING

    It is a condition to the issuance of any class of Offered Certificates that they shall have been rated not lower than investment grade, that is, in one of the four highest rating categories, by at least one Rating Agency.

    Ratings on commercial mortgage pass-through certificates address the likelihood of receipt by the holders thereof of all collections on the underlying mortgage assets to which such holders are entitled. These ratings address the structural, legal and issuer-related aspects associated with such certificates, the nature of the underlying mortgage assets and the credit quality of the guarantor, if any. Ratings on commercial mortgage pass-through certificates do not represent any assessment of the likelihood of principal prepayments by borrowers or of the degree by which such prepayments might differ from those originally anticipated. As a result, Certificateholders might suffer a lower than anticipated yield, and, in addition, holders of Stripped Interest Certificates in extreme cases might fail to recoup their initial investments.

    There can be no assurance that any rating agency not requested to rate the Offered Certificates will not nonetheless issue a rating to any or all Classes thereof and, if so, what such rating or ratings would be. A rating assigned to any Class of Offered Certificates by a rating agency that has not been requested by the Depositor to do so may be lower than the rating assigned thereto by one or more of the Rating Agencies.

    A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating.

                         INDEX OF PRINCIPAL DEFINITIONS

                                                                                                     PAGE
                                                                                            ----------------------
Accrual Certificates......................................................................                  14, 47
Accrued Certificate Interest..............................................................                      47
Acute Care Facilities.....................................................................                      26
ADA.......................................................................................                      83
ARM Loans.................................................................................                      37
Assisted Living Facilites.................................................................                      26
Available Distribution Amount.............................................................                      46
Bond-type.................................................................................                      34
Book-Entry Certificates...................................................................                  16, 46
Capitalized Interest Account..............................................................                  13, 39
Cash Flow Agreement.......................................................................               2, 12, 39
CERCLA....................................................................................                  30, 80
Certificate...............................................................................          Front Cover, 9
Certificate Account.......................................................................                  11, 38
Certificate Balance.......................................................................                   3, 14
Certificate Owner.........................................................................                  16, 53
Certificateholders........................................................................                   2, 85
Class Exemption...........................................................................                     113
Closing Date..............................................................................                      87
CMBS......................................................................................               2, 11, 33
CMBS Agreement............................................................................                      37
CMBS Issuer...............................................................................                      37
CMBS Servicer.............................................................................                      37
CMBS Trustee..............................................................................                      37
Code......................................................................................                  16, 85
Commercial Properties.....................................................................                   9, 33
Commission................................................................................                       3
Committee Report..........................................................................                      87
Companion Class...........................................................................                  15, 48
Contributions Tax.........................................................................                      98
Controlled Amortization Class.............................................................                  15, 48
Cooperative Loans.........................................................................                      73
Cooperatives..............................................................................                  33, 42
CPR.......................................................................................                      42
Credit-Type...............................................................................                      34
Credit Support............................................................................               2, 12, 38
Cut-off Date..............................................................................                      15
Debt Service Coverage Ratio...............................................................                      35
Definitive Certificate....................................................................                      16
Definitive Certificates...................................................................                      46
Depositor.................................................................................                      33
Determination Date........................................................................                      47
Direct Participants.......................................................................                      53
Distribution Date.........................................................................                      14
Distribution Date Statement...............................................................                      50
DOL.......................................................................................                     112
DTC.......................................................................................                       4
Due Period................................................................................                      49
Duff & Phelps.............................................................................                     113

                                                                                                     PAGE
                                                                                            ----------------------
Equity Participation......................................................................                      37
ERISA.....................................................................................             16, 18, 112
Event of Default..........................................................................                      65
Excess Funds..............................................................................                      45
Exchange Act..............................................................................                       4
Exemption.................................................................................                     112
FAMC......................................................................................                      11
FASIT.....................................................................................                  17, 85
FHLMC.....................................................................................                      11
First Union...............................................................................                     112
Fitch.....................................................................................                     113
FNMA......................................................................................                      11
Garn Act..................................................................................                      82
GNMA......................................................................................                      11
Grantor Trust Certificates................................................................                  17, 85
Grantor Trust Fractional Interest Certificates............................................                 17, 102
Grantor Trust Fund........................................................................                      85
Grantor Trust Strip Certificate...........................................................                     102
Health-Care Related Facilities............................................................                      26
Health Care-Related Mortgaged Property....................................................                      26
Holder....................................................................................                      85
Indirect Participants.....................................................................                      53
Insurance Proceeds........................................................................                      57
IRS.......................................................................................                      88
Issue Premium.............................................................................                      93
L/C Bank..................................................................................                      70
Lease.....................................................................................                   4, 10
Lease Assignment..........................................................................                      10
Lender Liability Act......................................................................                      81
Lessee....................................................................................                   4, 10
Liquidation Proceeds......................................................................                      57
Loan-to-Value Ratio.......................................................................                      36
Lock-out Period...........................................................................                      36
Mark-to-Market Regulations................................................................                      96
Master Servicer...........................................................................                    3, 9
Moody's...................................................................................                     113
Mortgage Asset Seller.....................................................................                  11, 33
Mortgage Assets...........................................................................                   2, 33
Mortgage Loans............................................................................                2, 9, 33
Mortgage Notes............................................................................                      33
Mortgage Rate.............................................................................                  10, 36
Mortgaged Properties......................................................................                      33
Mortgages.................................................................................                      33
Multifamily Properties....................................................................                   9, 33
Net Operating Income......................................................................                      35
Nonrecoverable Advance....................................................................                      49
Notional Amount...........................................................................                  14, 47
Offered Certificates......................................................................             Front Cover
OID Regulations...........................................................................                      85
Originator................................................................................                      33
PAC.......................................................................................                      43
Participants..............................................................................                      32

                                                                                                     PAGE
                                                                                            ----------------------
Parties in Interest.......................................................................                     112
Pass-Through Rate.........................................................................                   3, 14
Permitted Investments.....................................................................                      57
Plans.....................................................................................                     112
Pooling Agreement.........................................................................                  13, 55
Pre-Funding Account.......................................................................               2, 12, 39
Pre-Funding Period........................................................................                  13, 39
Prepayment Assumption.....................................................................                      87
Prepayment Interest Shortfall.............................................................                      40
Prepayment Period.........................................................................                      51
Prepayment Premium........................................................................                      36
Prohibited Transactions Tax...............................................................                      98
Prospectus Supplement.....................................................................             Front Cover
Rating Agency.............................................................................                      18
Record Date...............................................................................                      47
Related Proceeds..........................................................................                      49
Relief Act................................................................................                      83
REMIC.....................................................................................                   2, 85
REMIC Certificates........................................................................                      85
REMIC Provisions..........................................................................                      85
REMIC Regular Certificates................................................................                  16, 86
REMIC Regulations.........................................................................                      85
REMIC Residual Certificates...............................................................                  16, 86
REO Property..............................................................................                  10, 51
RICO......................................................................................                      84
Securities Act............................................................................                       3
Senior Certificates.......................................................................                  13, 46
Senior Housing............................................................................                      26
Servicing Standard........................................................................                      60
Skilled Nursing Facilities................................................................                      26
SMMEA.....................................................................................                     116
SPA.......................................................................................                      42
Special Servicer..........................................................................                3, 9, 60
Standard & Poor's.........................................................................                     113
Stripped Bond Prepayment Assumption.......................................................                     105
Stripped Interest Certificates............................................................                  13, 46
Stripped Principal Certificates...........................................................                  13, 46
Subordinate Certificates..................................................................                  13, 46
Sub-Servicer..............................................................................                      60
Sub-Servicing Agreement...................................................................                      60
TAC.......................................................................................                      43
Tiered REMICs.............................................................................                      87
Title V...................................................................................                      83
Trust Assets..............................................................................                       3
Trust Fund................................................................................                       2
Trustee...................................................................................                    3, 9
UCC.......................................................................................                      72
Underwriter...............................................................................                     113
Value.....................................................................................                      36
Warranting Party..........................................................................                      56

    "FULBBA.EXE" is a compressed file containing the file "FULBBA.XLS" which is a Microsoft Excel*, Version 5.0 spreadsheet that provides in electronic format certain information shown in Annexes A-1, A-2 and A-3, as well as certain Mortgage Loan and Mortgaged Property information shown in the Prospectus Supplement. In addition, the spreadsheet provides certain Mortgage Loan and Mortgage Property information contained in Annex A-1 in the CSSA format and information detailing the changes in the amount of Monthly Payments with regard to certain Mortgage Loans. As described under "Reports to Certificateholders; Available Information" on page S-109 of the Prospectus Supplement, each month the Trustee will make available through its bulletin board system an electronic file in the CSSA format updating and supplementing the information contained in the "FULBBA.XLS" file.

    To open the file, insert the diskette into your floppy drive. Copy the file "FULBBA.EXE" to your hard drive or network drive. Type "FULBBA" at the MS-DOS prompt in the directory where the file "FULBBA.EXE" is located or double click on the file "FULBBA.EXE" in the File Manager or the Windows Explorer. Open the uncompressed file "FULBBA.XLS" as you would normally open any spreadsheet in Microsoft Excel. After the file is opened, a securities law legend will be displayed. READ THE LEGEND CAREFULLY. To view the data, see the worksheets labeled "Step", "Annex A-1", "Annex A-2", Annex A-3", "CSSALOAN" or "CSSAPROP", respectively.

* Microsoft Excel is a registered trademark of Microsoft Corporation.

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--------------------------------------------------------------------------------

    NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE DEPOSITOR OR THE UNDERWRITERS. THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS DO NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, THE SECURITIES OFFERED HEREBY TO ANYONE IN ANY JURISDICTION IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO OR TO ANYONE TO WHOM IT IS UNLAWFUL TO MAKE ANY SUCH OFFER OR SOLICITATION. NEITHER DELIVERY OF THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THE INFORMATION HEREIN OR THEREIN IS CORRECT AS OF ANY TIME SINCE THE DATE OF THIS PROSPECTUS SUPPLEMENT OR THE ACCOMPANYING PROSPECTUS.
                           --------------------------

                               TABLE OF CONTENTS

               PROSPECTUS SUPPLEMENT
---------------------------------------------------
                                               PAGE
                                          ---------
SUMMARY OF PROSPECTUS SUPPLEMENT........        S-7
RISK FACTORS............................       S-29
DESCRIPTION OF THE MORTGAGE POOL........       S-36
SERVICING OF THE MORTGAGE LOANS.........       S-86
DESCRIPTION OF THE CERTIFICATES.........       S-95
YIELD AND MATURITY CONSIDERATIONS.......      S-116
USE OF PROCEEDS.........................      S-124
MATERIAL FEDERAL INCOME TAX
  CONSEQUENCES..........................      S-124
ERISA CONSIDERATIONS....................      S-125
LEGAL INVESTMENT........................      S-128
METHOD OF DISTRIBUTION..................      S-128
LEGAL MATTERS...........................      S-129
RATINGS.................................      S-129
INDEX OF PRINCIPAL DEFINITIONS..........      S-131
ANNEX A-1...............................        A-1
ANNEX A-2...............................        A-2
ANNEX A-3...............................        A-3
ANNEX B.................................        B-1
ANNEX C.................................        C-1
ANNEX D.................................        D-1
ANNEX E.................................        E-1
ANNEX F.................................        F-1
ANNEX G.................................        G-1
ANNEX H.................................        H-1
ANNEX I.................................        I-1
ANNEX J.................................        J-1
ANNEX K.................................        K-1

                    PROSPECTUS
---------------------------------------------------
PROSPECTUS SUPPLEMENT...................          3
AVAILABLE INFORMATION...................          3
INCORPORATION OF CERTAIN INFORMATION BY
  REFERENCE.............................          4
SUMMARY OF PROSPECTUS...................          9
RISK FACTORS............................         19
DESCRIPTION OF THE TRUST FUNDS..........         34
YIELD AND MATURITY CONSIDERATIONS.......         41
THE DEPOSITOR...........................         46
USE OF PROCEEDS.........................         46
DESCRIPTION OF THE CERTIFICATES.........         47
DESCRIPTION OF THE POOLING AGREEMENTS...         56
DESCRIPTION OF CREDIT SUPPORT...........         70
CERTAIN LEGAL ASPECTS OF MORTGAGE LOANS
  AND LEASES............................         72
MATERIAL FEDERAL INCOME TAX
  CONSEQUENCES..........................         86
STATE AND OTHER TAX CONSEQUENCES........        112
ERISA CONSIDERATIONS....................        113
LEGAL INVESTMENT........................        117
METHOD OF DISTRIBUTION..................        118
LEGAL MATTERS...........................        119
FINANCIAL INFORMATION...................        119
RATING..................................        119
INDEX OF PRINCIPAL DEFINITIONS..........        121

                             FIRST UNION COMMERCIAL
                           MORTGAGE SECURITIES, INC.
                                  (DEPOSITOR)

                                 $3,067,243,000
                                 (APPROXIMATE)

                  FIRST UNION-LEHMAN BROTHERS-BANK OF AMERICA
                           COMMERCIAL MORTGAGE TRUST
                              COMMERCIAL MORTGAGE
                           PASS-THROUGH CERTIFICATES
                                 SERIES 1998-C2

                             ---------------------

                             PROSPECTUS SUPPLEMENT

                             ---------------------

                                LEHMAN BROTHERS

                                      [LOGO]
                              CAPITAL MARKETS

                         BANCAMERICA ROBERTSON STEPHENS

                                  MAY 21, 1998

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